UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-24-153287) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Items 1 and 6, this submission is identical in all material respects to the initial submission.

Item 1.  Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

 Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds—PIMCO Global Core Asset Allocation Fund
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—Municipal Value Funds
•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
•	PIMCO Funds—PIMCO Climate Bond Fund
•	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Income Fund

 Filed under this submission on Form N-CSR:

•	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund
•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Real Return Fund
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Private Account Portfolio Series – Sector Funds Series
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—Private Account Portfolio Series – All Asset Funds
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO International Bond Fund (U.S. Dollar-Hedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged)

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are

4	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO International Bond Fund (U.S. Dollar-Hedged)	12/02/92	12/02/92	04/30/08	04/27/18	01/28/97	01/20/97	01/20/97	12/31/02	Non-diversified

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

6	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	MARCH 31, 2024	7

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO International Bond Fund (U.S. Dollar-Hedged) Institutional Class	7.73%	1.68%	3.31%	6.27%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-2	7.63%	1.58%	3.21%	6.17%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-3	7.59%	1.53%	3.16%	6.11%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Administrative Class	7.46%	1.43%	3.05%	6.01%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A	7.31%	1.28%	2.90%	5.81%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	3.28%	0.50%	2.51%	5.69%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C	6.51%	0.52%	2.13%	5.03%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	5.51%	0.52%	2.13%	5.03%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class R	7.04%	1.02%	2.64%	5.55%
Bloomberg Global Aggregate ex-USD (USD Hedged) Index	5.92%	1.03%	2.64%	5.09%♦
Lipper International Income Funds Average	4.13%	(0.57)%	0.08%	4.09%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/1992.

The Bloomberg Global Aggregate ex-USD (USD Hedged) Index was first published on January 1, 1998. For periods prior to January 1, 1998, information is based on performance of the Fund’s prior primary benchmark, the JPMorgan GBI Global ex-US Index Hedged in USD.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.63% for Institutional Class shares, 0.73% for I-2 shares, 0.83% for I-3 shares, 0.88% for Administrative Class shares, 1.03% for Class A shares, 1.78% for Class C shares, and 1.28% for Class R shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Institutional Class - PFORX	I-2 - PFBPX	I-3 - PFONX	Administrative Class - PFRAX
Class A - PFOAX	Class C - PFOCX	Class R - PFRRX

Geographic Breakdown as of March 31, 2024†§

United States	54.4%
Short-Term Instruments‡	7.7%
Japan	5.2%
United Kingdom	4.6%
Cayman Islands	4.2%
South Korea	3.4%
China	3.1%
Canada	2.6%
Denmark	2.4%
France	2.0%
Ireland	1.2%
Spain	1.1%
Other	8.1%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments. The Fund will invest under normal circumstances in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Fund’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to two-year maturities on the U.S. yield curve contributed to relative performance, as yields rose and that segment of the yield curve remained inverted.

»	European interest rate strategies implemented through interest rate swaps contributed to relative performance, as swap spreads tightened.

»	Long exposure to non-agency mortgage-backed securities and high-quality collateralized loan obligations contributed to relative performance, as spreads tightened.

»	Underweight exposure to duration in China detracted from relative performance, as yields fell.

»	Long exposure to the Japanese yen detracted from relative performance, as the currency depreciated against the U.S. dollar.

»	Short exposure to the euro detracted from relative performance, as the currency appreciated against the U.S. dollar in the second half of the reporting period.

ANNUAL REPORT	MARCH 31, 2024	9

Expense Example PIMCO International Bond Fund (U.S. Dollar-Hedged)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,072.50	$4.02	$1,000.00	$1,020.98	$3.92	0.78%
I-2	1,000.00	1,072.00	4.53	1,000.00	1,020.49	4.42	0.88
I-3	1,000.00	1,071.90	4.79	1,000.00	1,020.24	4.67	0.93
Administrative Class	1,000.00	1,071.20	5.30	1,000.00	1,019.74	5.17	1.03
Class A	1,000.00	1,070.40	6.07	1,000.00	1,019.00	5.92	1.18
Class C	1,000.00	1,066.50	9.92	1,000.00	1,015.27	9.67	1.93
Class R	1,000.00	1,069.10	7.36	1,000.00	1,017.75	7.17	1.43

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Benchmark Description

Index*	Benchmark Description

Bloomberg Global Aggregate ex-USD (USD Hedged) Index	Bloomberg Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	11

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2024	$9.50	$0.25	$0.47	$0.72	$(0.31)	$0.00	$(0.31)

03/31/2023	10.30	0.22	(0.60)	(0.38)	(0.25)	(0.17)	(0.42)

03/31/2022	10.90	0.21	(0.64)	(0.43)	(0.17)	0.00	(0.17)

03/31/2021	10.45	0.20	0.51	0.71	(0.26)	0.00	(0.26)

03/31/2020	10.90	0.24	0.01	0.25	(0.67)	(0.03)	(0.70)

I-2

03/31/2024	9.50	0.24	0.47	0.71	(0.30)	0.00	(0.30)

03/31/2023	10.30	0.21	(0.60)	(0.39)	(0.24)	(0.17)	(0.41)

03/31/2022	10.90	0.20	(0.65)	(0.45)	(0.15)	0.00	(0.15)

03/31/2021	10.45	0.19	0.51	0.70	(0.25)	0.00	(0.25)

03/31/2020	10.90	0.23	0.01	0.24	(0.66)	(0.03)	(0.69)

I-3

03/31/2024	9.50	0.24	0.47	0.71	(0.30)	0.00	(0.30)

03/31/2023	10.30	0.20	(0.60)	(0.40)	(0.23)	(0.17)	(0.40)

03/31/2022	10.90	0.19	(0.64)	(0.45)	(0.15)	0.00	(0.15)

03/31/2021	10.45	0.19	0.50	0.69	(0.24)	0.00	(0.24)

03/31/2020	10.90	0.22	0.02	0.24	(0.66)	(0.03)	(0.69)

Administrative Class

03/31/2024	9.50	0.23	0.47	0.70	(0.29)	0.00	(0.29)

03/31/2023	10.30	0.19	(0.60)	(0.41)	(0.22)	(0.17)	(0.39)

03/31/2022	10.90	0.18	(0.64)	(0.46)	(0.14)	0.00	(0.14)

03/31/2021	10.45	0.18	0.50	0.68	(0.23)	0.00	(0.23)

03/31/2020	10.90	0.21	0.02	0.23	(0.65)	(0.03)	(0.68)

Class A

03/31/2024	9.50	0.21	0.47	0.68	(0.27)	0.00	(0.27)

03/31/2023	10.30	0.18	(0.60)	(0.42)	(0.21)	(0.17)	(0.38)

03/31/2022	10.90	0.16	(0.64)	(0.48)	(0.12)	0.00	(0.12)

03/31/2021	10.45	0.16	0.50	0.66	(0.21)	0.00	(0.21)

03/31/2020	10.90	0.20	0.01	0.21	(0.63)	(0.03)	(0.66)

Class C

03/31/2024	9.50	0.14	0.47	0.61	(0.20)	0.00	(0.20)

03/31/2023	10.30	0.11	(0.61)	(0.50)	(0.13)	(0.17)	(0.30)

03/31/2022	10.90	0.08	(0.64)	(0.56)	(0.04)	0.00	(0.04)

03/31/2021	10.45	0.08	0.50	0.58	(0.13)	0.00	(0.13)

03/31/2020	10.90	0.11	0.02	0.13	(0.55)	(0.03)	(0.58)

12	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.91	7.73%	$9,759,176	0.75%	0.75%	0.50%	0.50%	2.64%	657%

9.50	(3.68)	8,131,472	0.63	0.63	0.50	0.50	2.26	446

10.30	(4.04)	7,924,193	0.51	0.51	0.50	0.50	1.92	334

10.90	6.79	8,358,457	0.52	0.52	0.50	0.50	1.87	520

10.45	2.22	7,276,178	0.60	0.60	0.50	0.50	2.18	333

9.91	7.63	3,845,322	0.85	0.85	0.60	0.60	2.54	657

9.50	(3.78)	3,512,183	0.73	0.73	0.60	0.60	2.15	446

10.30	(4.14)	3,208,025	0.61	0.61	0.60	0.60	1.82	334

10.90	6.68	3,086,917	0.62	0.62	0.60	0.60	1.77	520

10.45	2.12	2,323,448	0.70	0.70	0.60	0.60	2.08	333

9.91	7.59	188,630	0.90	0.95	0.65	0.70	2.51	657

9.50	(3.83)	109,771	0.78	0.83	0.65	0.70	2.08	446

10.30	(4.19)	143,648	0.66	0.71	0.65	0.70	1.77	334

10.90	6.63	193,552	0.67	0.72	0.65	0.70	1.72	520

10.45	2.08	87,917	0.75	0.80	0.65	0.70	1.99	333

9.91	7.46	59,058	1.00	1.00	0.75	0.75	2.38	657

9.50	(3.92)	79,193	0.88	0.88	0.75	0.75	1.99	446

10.30	(4.28)	98,955	0.76	0.76	0.75	0.75	1.67	334

10.90	6.52	142,953	0.77	0.77	0.75	0.75	1.62	520

10.45	1.97	118,743	0.85	0.85	0.75	0.75	1.93	333

9.91	7.31	620,921	1.15	1.15	0.90	0.90	2.23	657

9.50	(4.07)	670,583	1.03	1.03	0.90	0.90	1.84	446

10.30	(4.43)	863,436	0.91	0.91	0.90	0.90	1.52	334

10.90	6.36	1,067,670	0.92	0.92	0.90	0.90	1.47	520

10.45	1.81	1,016,466	1.00	1.00	0.90	0.90	1.79	333

9.91	6.51	21,687	1.90	1.90	1.65	1.65	1.47	657

9.50	(4.79)	28,700	1.78	1.78	1.65	1.65	1.08	446

10.30	(5.14)	43,591	1.66	1.66	1.65	1.65	0.76	334

10.90	5.57	64,114	1.67	1.67	1.65	1.65	0.72	520

10.45	1.06	69,590	1.75	1.75	1.65	1.65	1.04	333

ANNUAL REPORT	MARCH 31, 2024	13

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class R

03/31/2024	$9.50	$0.19	$0.47	$0.66	$(0.25)	$0.00	$(0.25)

03/31/2023	10.30	0.16	(0.61)	(0.45)	(0.18)	(0.17)	(0.35)

03/31/2022	10.90	0.14	(0.64)	(0.50)	(0.10)	0.00	(0.10)

03/31/2021	10.45	0.13	0.51	0.64	(0.19)	0.00	(0.19)

03/31/2020	10.90	0.17	0.01	0.18	(0.60)	(0.03)	(0.63)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

14	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.91	7.04%	$57,854	1.40%	1.40%	1.15%	1.15%	1.98%	657%

9.50	(4.31)	54,401	1.28	1.28	1.15	1.15	1.59	446

10.30	(4.66)	67,742	1.16	1.16	1.15	1.15	1.27	334

10.90	6.10	72,152	1.17	1.17	1.15	1.15	1.22	520

10.45	1.56	66,882	1.25	1.25	1.15	1.15	1.54	333

ANNUAL REPORT	MARCH 31, 2024	15

Statement of Assets and Liabilities PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$16,859,659
Investments in Affiliates	964,825

Financial Derivative Instruments
Exchange-traded or centrally cleared	61,393
Over the counter	252,149
Cash	5,765
Deposits with counterparty	10,171
Foreign currency, at value	83,369
Receivable for investments sold	1,787,210
Receivable for investments sold on a delayed-delivery basis	2,479
Receivable for TBA investments sold	5,547,343
Receivable for Fund shares sold	60,338
Interest and/or dividends receivable	100,674
Dividends receivable from Affiliates	5,565
Reimbursement receivable from PIMCO	8
Other assets	3

Total Assets	25,740,951

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$570,788
Payable for short sales	2,963,853

Financial Derivative Instruments
Exchange-traded or centrally cleared	26,770
Over the counter	96,508
Payable for investments purchased	1,578,549
Payable for investments in Affiliates purchased	6,184
Payable for investments purchased on a delayed-delivery basis	37,758
Payable for TBA investments purchased	5,727,370
Deposits from counterparty	135,310
Payable for Fund shares redeemed	25,671
Distributions payable	12,842
Accrued investment advisory fees	3,037
Accrued supervisory and administrative fees	3,479
Accrued distribution fees	37
Accrued servicing fees	147

Total Liabilities	11,188,303

Commitments and Contingent Liabilities^

Net Assets	$14,552,648

Net Assets Consist of:

Paid in capital	$15,383,547
Distributable earnings (accumulated loss)	(830,899)

Net Assets	$14,552,648

Cost of investments in securities	$17,783,977
Cost of investments in Affiliates	$979,572
Cost of foreign currency held	$83,640
Proceeds received on short sales	$2,964,029
Cost or premiums of financial derivative instruments, net	$185,588

* Includes repurchase agreements of:	$4,840

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

16	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

Net Assets:

Institutional Class	$9,759,176
I-2	3,845,322
I-3	188,630
Administrative Class	59,058
Class A	620,921
Class C	21,687
Class R	57,854

Shares Issued and Outstanding:

Institutional Class	984,583
I-2	387,944
I-3	19,030
Administrative Class	5,958
Class A	62,643
Class C	2,188
Class R	5,837

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.91
I-2	9.91
I-3	9.91
Administrative Class	9.91
Class A	9.91
Class C	9.91
Class R	9.91

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2024	17

Statement of Operations PIMCO International Bond Fund (U.S. Dollar-Hedged)

Year Ended March 31, 2024
(Amounts in thousands†)

Investment Income:

Interest	$363,930
Dividends from Investments in Affiliates	91,468
Miscellaneous income	1,432
Total Income	456,830

Expenses:

Investment advisory fees	33,712
Supervisory and administrative fees	38,631
Distribution and/or servicing fees - Administrative Class	171
Distribution and/or servicing fees - Class A	1,561
Distribution and/or servicing fees - Class C	246
Distribution and/or servicing fees - Class R	269
Trustee fees	84
Interest expense	33,499
Miscellaneous expense	42
Total Expenses	108,215
Waiver and/or Reimbursement by PIMCO	(66)
Net Expenses	108,149

Net Investment Income (Loss)	348,681

Net Realized Gain (Loss):

Investments in securities	(545,531)
Investments in Affiliates	953
Exchange-traded or centrally cleared financial derivative instruments	227,556
Over the counter financial derivative instruments	718,894
Short sales	(92)
Foreign currency	(20,946)

Net Realized Gain (Loss)	380,834

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	144,687
Investments in Affiliates	9,696
Exchange-traded or centrally cleared financial derivative instruments	59,956
Over the counter financial derivative instruments	87,346
Foreign currency assets and liabilities	(3,001)

Net Change in Unrealized Appreciation (Depreciation)	298,684

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,028,199

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Statements of Changes in Net Assets PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$348,681	$256,724
Net realized gain (loss)	380,834	5,082
Net change in unrealized appreciation (depreciation)	298,684	(719,409)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,028,199	(457,603)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(292,813)	(335,948)
I-2	(113,752)	(122,707)
I-3	(4,148)	(4,871)
Administrative Class	(2,048)	(3,272)
Class A	(17,795)	(27,236)
Class C	(514)	(1,009)
Class R	(1,405)	(2,076)

Total Distributions(a)	(432,475)	(497,119)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,370,621	1,191,435

Total Increase (Decrease) in Net Assets	1,966,345	236,713

Net Assets:

Beginning of year	12,586,303	12,349,590
End of year	$14,552,648	$12,586,303

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	19

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.9%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.750% due 07/09/2030 þ		$4,830	$2,519
1.000% due 07/09/2029		126	67
3.500% due 07/09/2041 þ		920	372

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (e)	ARS	86,213	120

Total Argentina (Cost $3,768)			3,078

AUSTRALIA 0.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

RESIMAC Premier
6.485% due 02/07/2052 •		$465	465

SOVEREIGN ISSUES 0.1%

Australia Government International Bond
1.750% due 06/21/2051	AUD	8,800	3,369
2.500% due 05/21/2030		15,800	9,609

			12,978

Total Australia (Cost $19,516)			13,443

BELGIUM 0.1%

CORPORATE BONDS & NOTES 0.1%

KBC Group NV
5.796% due 01/19/2029 •		$8,000	8,073

Total Belgium (Cost $8,000)			8,073

BRAZIL 0.4%

SOVEREIGN ISSUES 0.4%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (e)	BRL	290,300	56,518

Total Brazil (Cost $57,729)			56,518

CANADA 3.1%

CORPORATE BONDS & NOTES 0.2%

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	9,000	9,292

Royal Bank of Canada
4.851% due 12/14/2026		$23,700	23,689

			32,981

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	7,739	$5,341
2.867% due 02/12/2055 ~		16,700	10,879
3.650% due 08/12/2053		4,509	3,183

			19,403

SOVEREIGN ISSUES 2.8%

Canada Government Bond
1.500% due 12/01/2044 (f)		12,324	8,842
1.750% due 12/01/2053		20,660	10,707
2.750% due 12/01/2033		132,000	95,857

Export Development Canada
7.130% due 03/11/2029	INR	2,119,600	25,420

Province of British Columbia
4.150% due 06/18/2034	CAD	69,800	51,427

Province of Ontario
3.650% due 06/02/2033		294,800	210,107

			402,360

Total Canada (Cost $459,183)			454,744

CAYMAN ISLANDS 5.1%

ASSET-BACKED SECURITIES 4.9%

ACAS CLO Ltd.
6.450% due 10/18/2028 •		$12,058	12,080

ACREC Ltd.
6.591% due 10/16/2036 •		12,059	11,976

Anchorage Capital CLO Ltd.
0.000% due 04/22/2034 •(b)		15,400	15,400
6.626% due 07/15/2030 •		10,007	10,003
6.719% due 07/22/2032 •		8,250	8,253

Arbor Realty Commercial Real Estate Notes Ltd.
6.769% due 01/15/2037 •		31,200	31,077
6.790% due 11/15/2036 •		30,600	30,519

Ares CLO Ltd.
6.637% due 04/17/2033 •		24,200	24,201

Barings Loan Partners CLO Ltd.
6.838% due 07/20/2033 •		4,400	4,400

Benefit Street Partners CLO Ltd.
6.526% due 10/15/2030 •		6,656	6,656
6.608% due 01/17/2032 •		5,700	5,701
6.656% due 07/15/2032 •		6,500	6,501
6.671% due 04/20/2034 •		6,200	6,199

Carlyle Global Market Strategies CLO Ltd.
6.518% due 08/14/2030 •		14,261	14,293
6.659% due 01/20/2032 •		7,075	7,087
6.716% due 07/15/2031 •		12,382	12,409

20	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle U.S. CLO Ltd.
6.478% due 10/15/2031 •	$10,400	$10,400

Cedar Funding CLO Ltd.
6.579% due 01/20/2031 •	2,221	2,220
6.655% due 05/29/2032 •	4,108	4,118

Crestline Denali CLO Ltd.
6.636% due 10/15/2031 •	5,510	5,535
6.717% due 10/23/2031 •	9,103	9,100

Dryden Senior Loan Fund
6.479% due 10/19/2029 •	14,600	14,600

Elmwood CLO Ltd.
6.619% due 10/20/2034 •	12,000	12,003
7.044% due 12/11/2033 •	26,000	26,130

Galaxy CLO Ltd.
6.546% due 10/15/2030 •	17,587	17,580

GoldenTree Loan Management U.S. CLO Ltd.
6.477% due 04/24/2031 •	20,100	20,104
6.489% due 11/20/2030 •	7,830	7,832

GPMT Ltd.
6.691% due 07/16/2035 •	8,254	8,199

KKR CLO Ltd.
6.500% due 07/18/2030 •	6,057	6,069
6.526% due 07/15/2030 •	6,884	6,898
6.757% due 02/09/2035 •	14,400	14,352

LCM Ltd.
6.418% due 07/20/2030 •	11,191	11,218

LoanCore Issuer Ltd.
6.740% due 11/15/2038 •	27,938	27,553
6.869% due 01/17/2037 •	11,598	11,498

Madison Park Funding Ltd.
0.000% due 10/18/2030 «•(b)	13,000	13,010
6.706% due 04/25/2032 •	7,200	7,202

Magnetite Ltd.
6.472% due 10/15/2031 •	9,700	9,700

Marathon CLO Ltd.
0.000% due 04/15/2032 «•(b)	8,700	8,704
6.698% due 01/20/2033 •	16,600	16,633

Marble Point CLO Ltd.
6.616% due 10/15/2030 •	5,907	5,920

MF1 Multifamily Housing Mortgage Loan Trust
6.290% due 07/15/2036 •	3,443	3,425

MidOcean Credit CLO
6.631% due 02/20/2031 •	9,352	9,370

MKS CLO Ltd.
6.579% due 07/20/2030 •	4,021	4,021

Neuberger Berman CLO Ltd.
6.619% due 04/20/2031 •	7,400	7,400

Octagon Investment Partners Ltd.
6.483% due 10/20/2030 •	8,500	8,498

OSD CLO Ltd.
6.448% due 04/17/2031 •	9,021	9,038

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OZLM Ltd.
6.739% due 07/20/2032 •	$15,500	$15,530

Rad CLO Ltd.
6.964% due 01/25/2033 •	14,950	15,010

Romark CLO Ltd.
6.607% due 10/23/2030 •	13,023	13,052

Silver Rock CLO Ltd.
1.833% due 10/20/2033 •	11,900	11,939

Sound Point CLO Ltd.
6.477% due 01/23/2029 •	655	656
6.576% due 04/15/2031 •	2,538	2,539
6.746% due 07/15/2034 •	7,400	7,389
6.789% due 07/20/2032 •	15,350	15,346

Starwood Mortgage Trust
6.669% due 11/15/2038 •	21,900	21,535

TCW CLO Ltd.
6.556% due 04/25/2031 •	19,100	19,096

Trinitas CLO Ltd.
6.693% due 04/25/2033 •	14,500	14,551

Venture CLO Ltd.
6.456% due 04/15/2027 •	672	672
6.479% due 10/20/2028 •	3,809	3,813
6.569% due 07/20/2030 •	16,934	16,943
6.629% due 08/28/2029 •	632	633

Vibrant CLO Ltd.
6.619% due 09/15/2030 •	5,270	5,266
6.699% due 07/20/2032 •	8,800	8,797

Voya CLO Ltd.
6.576% due 10/15/2030 •	7,258	7,264

Wellfleet CLO Ltd.
6.469% due 07/20/2029 •	1,571	1,571

Wind River CLO Ltd.
6.656% due 07/15/2031 •	9,550	9,545
6.716% due 01/15/2031 •	1,366	1,369

		717,601

CORPORATE BONDS & NOTES 0.1%

MGM China Holdings Ltd.
4.750% due 02/01/2027	3,400	3,242

Sands China Ltd.
5.125% due 08/08/2025	4,100	4,047
5.400% due 08/08/2028	9,200	9,028

		16,317

SOVEREIGN ISSUES 0.1%

KSA Sukuk Ltd.
5.268% due 10/25/2028	9,700	9,900

Total Cayman Islands (Cost $744,440)		743,818

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	21

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHILE 0.1%

SOVEREIGN ISSUES 0.1%

Chile Government International Bond
4.850% due 01/22/2029		$14,300	$14,200

Total Chile (Cost $14,287)			14,200

CHINA 3.8%

SOVEREIGN ISSUES 3.8%

China Government International Bond
2.370% due 01/20/2027	CNY	13,600	1,896
2.440% due 10/15/2027		3,105,330	433,429
3.190% due 04/15/2053		54,980	8,684
3.280% due 12/03/2027		500	72
3.530% due 10/18/2051		707,500	115,123

Total China (Cost $578,371)			559,204

DENMARK 2.9%

CORPORATE BONDS & NOTES 2.9%

DLR Kredit AS
1.000% due 10/01/2024	DKK	134,400	19,197

Jyske Realkredit AS
1.000% due 04/01/2024		102,600	14,840
1.000% due 10/01/2024		551,200	78,739
1.000% due 10/01/2050		574,913	63,039
1.500% due 10/01/2053		27,878	3,255

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		377,398	40,666
1.500% due 10/01/2053		45,145	5,271

Nykredit Realkredit AS
1.000% due 04/01/2024		328,800	47,557
1.000% due 04/01/2025		266,800	37,718
1.000% due 10/01/2050		1,730	194
1.000% due 10/01/2053		28,243	3,137
1.500% due 10/01/2052		33,566	3,916

Realkredit Danmark AS
1.000% due 04/01/2024		713,700	103,228
1.000% due 10/01/2053		12,014	1,335
1.500% due 10/01/2053		36,271	4,233

Total Denmark (Cost $466,807)			426,325

FRANCE 2.4%

CORPORATE BONDS & NOTES 0.9%

Banque Federative du Credit Mutuel SA
5.088% due 01/23/2027		$13,900	13,890
5.896% due 07/13/2026		24,800	25,140

BNP Paribas SA
5.497% due 05/20/2030 •		12,500	12,532
5.738% due 02/20/2035 •		13,300	13,399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BPCE SA
6.508% due 01/18/2035 •		$6,700	$6,815

Societe Generale SA
1.488% due 12/14/2026 •		49,200	45,731
2.797% due 01/19/2028 •		7,400	6,835
3.337% due 01/21/2033 •		7,800	6,546

			130,888

SOVEREIGN ISSUES 1.5%

France Government International Bond
0.500% due 05/25/2072	EUR	19,400	8,321
0.750% due 05/25/2052		110,850	65,815
2.000% due 05/25/2048		68,400	59,013
3.000% due 06/25/2049		42,100	43,890
3.250% due 05/25/2045		38,900	42,427

			219,466

Total France (Cost $450,720)			350,354

GERMANY 1.1%

CORPORATE BONDS & NOTES 1.1%

Deutsche Bank AG
0.898% due 05/28/2024		$8,700	8,636
1.625% due 01/20/2027	EUR	42,200	42,937
1.750% due 11/19/2030 •		4,400	4,183
2.129% due 11/24/2026 •		$10,600	10,000
2.552% due 01/07/2028 •		22,600	20,757
2.625% due 12/16/2024	GBP	5,100	6,305
2.625% due 02/12/2026	EUR	12,300	13,005
3.035% due 05/28/2032 •(k)		$9,900	8,343
3.547% due 09/18/2031 •		9,700	8,548
3.961% due 11/26/2025 •		29,550	29,152

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		500	500

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	15,000	8,960

Total Germany (Cost $181,794)			161,326

HUNGARY 0.2%

SOVEREIGN ISSUES 0.2%

Hungary Government International Bond
5.500% due 03/26/2036		$14,000	13,617
6.250% due 09/22/2032		17,400	18,122
7.625% due 03/29/2041		600	694

Total Hungary (Cost $31,689)			32,433

22	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 1.4%

ASSET-BACKED SECURITIES 1.3%

Accunia European CLO DAC
4.892% due 07/15/2030 •	EUR	3,178	$3,432

Armada Euro CLO DAC
4.662% due 07/15/2031 •		14,076	15,137

Aurium CLO DAC
4.612% due 04/16/2030 •		7,425	7,976

Blackrock European CLO DAC
4.562% due 10/15/2031 •		6,871	7,368

BNPP AM Euro CLO DAC
4.592% due 10/15/2031 •		1,869	2,010

Cairn CLO DAC
4.487% due 04/30/2031 •		9,756	10,491
4.582% due 01/31/2030 •		3,399	3,655

Carlyle Euro CLO DAC
4.642% due 01/15/2031 •		17,357	18,561

Cumulus Static CLO DAC
0.000% due 11/15/2033 •(b)		14,400	15,536

CVC Cordatus Loan Fund DAC
4.570% due 09/15/2031 •		6,166	6,616
4.592% due 10/15/2031 •		15,487	16,603
4.620% due 07/21/2030 •		6,741	7,249
5.145% due 10/23/2034 •		17,243	18,603

CVC Cordatus Opportunity Loan Fund DAC
5.289% due 08/15/2033 •		14,900	16,057

Harvest CLO DAC
4.582% due 10/15/2031 •		9,628	10,326

Jubilee CLO DAC
4.552% due 04/15/2030 •		6,308	6,797
4.592% due 04/15/2031 •		8,700	9,348

Man GLG Euro CLO DAC
4.622% due 10/15/2030 •		2,144	2,312
4.630% due 12/15/2031 •		14,603	15,697
4.812% due 01/15/2030 •		1,367	1,476

			195,250

CORPORATE BONDS & NOTES 0.1%

AerCap Ireland Capital DAC
1.650% due 10/29/2024		$5,500	5,367
1.750% due 10/29/2024		5,000	4,882
2.450% due 10/29/2026		3,600	3,344

			13,593

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Shamrock Residential DAC
4.698% due 01/24/2061 •	EUR	1,836	1,978

Total Ireland (Cost $227,159)			210,821

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 0.7%

SOVEREIGN ISSUES 0.7%

Israel Government International Bond
2.000% due 03/31/2027	ILS	111,200	$28,543
4.500% due 01/17/2033		$11,200	10,444
5.375% due 03/12/2029		21,500	21,565
5.500% due 03/12/2034		21,600	21,424
5.750% due 03/12/2054		22,900	21,966

Total Israel (Cost $109,745)			103,942

ITALY 0.7%

CORPORATE BONDS & NOTES 0.4%

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027	EUR	14,835	14,920
2.625% due 04/28/2025		8,000	8,431
3.625% due 09/24/2024		1,500	1,609

Intesa Sanpaolo SpA
7.200% due 11/28/2033		$15,100	16,276
8.248% due 11/21/2033 •		13,200	14,751

Nexi SpA
2.125% due 04/30/2029 (k)	EUR	6,400	6,209

			62,196

SOVEREIGN ISSUES 0.3%

Cassa Depositi e Prestiti SpA
5.750% due 05/05/2026		$18,800	18,640

Italy Buoni Poliennali Del Tesoro
0.000% due 04/01/2026 (e)	EUR	13,600	13,772

Italy Government International Bond
6.000% due 08/04/2028	GBP	5,900	7,695

			40,107

Total Italy (Cost $106,012)			102,303

JAPAN 6.4%

CORPORATE BONDS & NOTES 0.3%

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		$2,294	2,212

Nomura Holdings, Inc.
2.329% due 01/22/2027		10,300	9,499

Olympus Corp.
2.143% due 12/08/2026		8,700	7,989

Sumitomo Mitsui Trust Bank Ltd.
5.200% due 03/07/2027		4,300	4,305
5.200% due 03/07/2029		16,400	16,519

			40,524

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 6.1%

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		$43,400	$40,669

Japan Government International Bond
0.005% due 04/01/2024	JPY	5,270,000	34,813
0.005% due 05/01/2024		3,720,000	24,574
0.005% due 10/01/2024		22,610,000	149,347
0.100% due 01/01/2026		8,600,000	56,741
0.100% due 03/10/2028		14,920,866	103,494
0.200% due 06/20/2036		2,810,000	17,065
0.500% due 09/20/2046		10,110,000	53,577
0.500% due 03/20/2049		11,846,000	60,361
0.700% due 12/20/2048		11,590,000	62,471
0.700% due 06/20/2051		9,715,000	50,402
0.700% due 12/20/2051		590,000	3,040
1.000% due 03/20/2052		2,860,000	15,947
1.100% due 09/20/2042		9,710,000	61,363
1.300% due 06/20/2052		1,760,000	10,568
1.400% due 03/20/2053		1,390,000	8,515
1.500% due 09/20/2043		12,660,000	84,651

Tokyo Metropolitan Government
0.750% due 07/16/2025		$45,200	42,635

			880,233

Total Japan (Cost $1,176,946)			920,757

JERSEY, CHANNEL ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%

Capital Four U.S. CLO Ltd.
7.494% due 01/20/2037 •		$5,100	5,139

GoldenTree Loan Management U.S. CLO Ltd.
7.027% due 01/20/2034 •		13,900	13,992

			19,131

CORPORATE BONDS & NOTES 0.0%

Ter Finance Jersey Ltd.
0.000% due 01/02/2025 «(e)		4,000	3,780

Total Jersey, Channel Islands (Cost $22,798)			22,911

LUXEMBOURG 0.0%

CORPORATE BONDS & NOTES 0.0%

Logicor Financing SARL
1.625% due 07/15/2027	EUR	1,300	1,286

Total Luxembourg (Cost $1,544)			1,286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA 1.2%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.404% due 04/28/2061		$4,500	3,097
4.550% due 04/21/2050		3,300	2,931
4.800% due 04/21/2060		4,200	3,813

			9,841

SOVEREIGN ISSUES 1.1%

Malaysia Government International Bond
3.519% due 04/20/2028	MYR	765,672	161,489

Total Malaysia (Cost $175,549)			171,330

MEXICO 0.4%

SOVEREIGN ISSUES 0.4%

Mexico Government International Bond
5.000% due 04/27/2051		$6,100	5,147
7.500% due 06/03/2027	MXN	273,000	15,551
7.750% due 05/29/2031		53,000	2,941
8.500% due 03/01/2029		356,100	20,761
8.500% due 05/31/2029		221,630	12,933

Total Mexico (Cost $57,524)			57,333

NETHERLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%

Cooperatieve Rabobank UA
5.447% due 03/05/2030 •		$41,800	42,003

Total Netherlands (Cost $41,800)			42,003

NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	14,200	6,972

Total New Zealand (Cost $9,931)			6,972

NORWAY 0.1%

SOVEREIGN ISSUES 0.1%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	20,700	12,646

Total Norway (Cost $15,067)			12,646

PERU 0.1%

SOVEREIGN ISSUES 0.1%

Peru Government International Bond
2.780% due 12/01/2060		$4,700	2,721

24	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.230% due 07/28/2121		$3,300	$1,898
8.200% due 08/12/2026	PEN	45,200	12,927

Total Peru (Cost $22,338)			17,546

POLAND 0.7%

SOVEREIGN ISSUES 0.7%

Poland Government International Bond
3.875% due 02/14/2033 (k)	EUR	21,800	24,343
4.250% due 02/14/2043		6,230	6,996
4.625% due 03/18/2029		$25,300	25,248
4.875% due 10/04/2033		7,800	7,698
5.125% due 09/18/2034		23,000	23,013
5.500% due 04/04/2053		6,700	6,693

Total Poland (Cost $92,436)			93,991

QATAR 0.1%

CORPORATE BONDS & NOTES 0.1%

QatarEnergy
2.250% due 07/12/2031		$10,200	8,565
3.125% due 07/12/2041		1,600	1,197
3.300% due 07/12/2051		4,600	3,258

Total Qatar (Cost $16,313)			13,020

ROMANIA 0.9%

SOVEREIGN ISSUES 0.9%

Romania Government International Bond
1.375% due 12/02/2029	EUR	9,090	8,180
1.750% due 07/13/2030		12,500	11,086
2.000% due 01/28/2032		1,400	1,204
2.000% due 04/14/2033		1,700	1,412
2.124% due 07/16/2031		800	706
2.125% due 03/07/2028		14,800	14,696
2.625% due 12/02/2040		7,700	5,685
2.750% due 04/14/2041		4,445	3,286
2.875% due 04/13/2042		17,900	13,243
3.750% due 02/07/2034		12,500	11,868
5.000% due 09/27/2026		7,300	8,086
5.500% due 09/18/2028		9,000	10,024
6.375% due 09/18/2033		17,200	19,886
6.625% due 09/27/2029		13,100	15,312

Total Romania (Cost $146,196)			124,674

SAUDI ARABIA 1.2%

CORPORATE BONDS & NOTES 0.0%

Saudi Arabian Oil Co.
2.250% due 11/24/2030		$1,200	1,013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.2%

Saudi Government International Bond
3.250% due 10/22/2030		$4,300	$3,909
4.750% due 01/18/2028		32,100	32,074
4.750% due 01/16/2030		51,500	51,166
4.875% due 07/18/2033		34,700	34,541
5.000% due 01/16/2034		53,800	53,559
5.000% due 01/18/2053		1,000	895

			176,144

Total Saudi Arabia (Cost $176,772)			177,157

SERBIA 0.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Project Mercury
0.400% - 8.088% (EUR006M + 4.200%) due 08/11/2030 «~	EUR	25,700	28,132

Total Serbia (Cost $27,680)			28,132

SINGAPORE 0.2%

SOVEREIGN ISSUES 0.2%

Singapore Government International Bond
2.250% due 08/01/2036	SGD	39,510	26,758
3.375% due 09/01/2033		6,150	4,658

Total Singapore (Cost $32,208)			31,416

SOUTH KOREA 4.1%

SOVEREIGN ISSUES 4.1%

Korea Government International Bond
1.375% due 12/10/2029	KRW	22,106,220	14,720
1.500% due 12/10/2030		19,549,520	12,886
2.000% due 06/10/2031		33,061,410	22,389
2.125% due 06/10/2027		25,325,000	18,125
2.375% due 12/10/2027		25,830,000	18,546
2.375% due 12/10/2028		165,593,510	117,687
2.625% due 06/10/2028		134,446,320	97,055
3.250% due 03/10/2028		27,402,100	20,291
3.250% due 06/10/2033		101,193,950	74,276
3.250% due 09/10/2042		13,574,110	9,923
4.250% due 12/10/2032		220,741,250	174,231
5.500% due 03/10/2028		25,830,000	20,680

Total South Korea (Cost $658,924)			600,809

SPAIN 1.4%

CORPORATE BONDS & NOTES 0.1%

Banco Santander SA
1.849% due 03/25/2026		$4,400	4,113

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CaixaBank SA
6.208% due 01/18/2029 •		$9,700	$9,903

			14,016

SOVEREIGN ISSUES 1.3%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	3,500	3,846

Spain Government International Bond
0.850% due 07/30/2037		2,700	2,133
1.450% due 10/31/2071		26,890	14,643
1.900% due 10/31/2052		6,450	4,781
2.800% due 05/31/2026		76,200	81,858
3.450% due 07/30/2066		58,320	58,655
3.900% due 07/30/2039		14,300	16,174
5.250% due 04/06/2029	GBP	900	1,174

			183,264

Total Spain (Cost $258,785)			197,280

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Inter-American Development Bank
2.500% due 04/14/2027	AUD	15,000	9,327

Total Supranational (Cost $11,039)			9,327

SWITZERLAND 1.0%

CORPORATE BONDS & NOTES 1.0%

Credit Suisse AG
5.000% due 07/09/2027		$3,900	3,866

UBS AG
5.125% due 05/15/2024 (h)		6,833	6,819

UBS Group AG
3.091% due 05/14/2032 •		4,800	4,085
3.869% due 01/12/2029 •		7,680	7,266
4.194% due 04/01/2031 •		17,800	16,539
4.282% due 01/09/2028		900	869
4.550% due 04/17/2026		2,600	2,559
4.932% (EUR003M + 1.000%) due 01/16/2026 ~	EUR	10,900	11,814
5.428% due 02/08/2030 •		$7,100	7,113
5.699% due 02/08/2035 •		2,200	2,212
6.373% due 07/15/2026 •		16,200	16,319
6.442% due 08/11/2028 •		4,500	4,635
6.537% due 08/12/2033 •		61,000	64,354

Total Switzerland (Cost $145,239)			148,450

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.1%

CORPORATE BONDS & NOTES 0.1%

MDGH GMTN RSC Ltd.
5.500% due 04/28/2033		$6,600	$6,847

Total United Arab Emirates (Cost $6,516)			6,847

UNITED KINGDOM 5.7%

CORPORATE BONDS & NOTES 2.6%

Annington Funding PLC
1.650% due 07/12/2024	EUR	16,122	17,209

Barclays PLC
4.375% due 01/12/2026		$550	540
5.262% due 01/29/2034 •	EUR	8,200	9,563
5.674% due 03/12/2028 •		$9,800	9,838
5.690% due 03/12/2030 •		18,000	18,100
6.490% due 09/13/2029 •		6,600	6,864

HSBC Holdings PLC
2.251% due 11/22/2027 •		16,000	14,750
3.973% due 05/22/2030 •		5,000	4,675
4.041% due 03/13/2028 •		4,100	3,953
4.292% due 09/12/2026 •		11,000	10,802
4.583% due 06/19/2029 •		7,400	7,183
5.719% due 03/04/2035 •		43,900	44,446
6.962% (TSFR3M + 1.642%) due 09/12/2026 ~		9,500	9,602

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024	GBP	3,800	4,749

Nationwide Building Society
2.972% due 02/16/2028 •		$13,800	12,876

NatWest Group PLC
4.892% due 05/18/2029 •		300	294
5.076% due 01/27/2030 •		5,732	5,635
5.516% due 09/30/2028 •		10,500	10,511
5.778% due 03/01/2035 •		51,000	51,738

Santander U.K. PLC
5.772% (SONIO/N + 0.550%) due 02/12/2027 ~	GBP	36,600	46,339

Standard Chartered PLC
1.822% due 11/23/2025 •		$11,900	11,579
2.608% due 01/12/2028 •		11,100	10,235
3.785% due 05/21/2025 •		23,100	23,017
6.187% due 07/06/2027 •		18,000	18,187
6.296% due 07/06/2034 •		5,400	5,655
6.750% due 02/08/2028 •		14,000	14,437

			372,777

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.8%

EuroMASTR PLC
5.543% due 06/15/2040 •	GBP	84	101

26	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eurosail PLC
4.180% due 12/15/2044 •	EUR	3,833	$4,099
6.042% due 09/13/2045 •	GBP	704	882
6.292% due 06/13/2045 •		242	304

Great Hall Mortgages PLC
4.058% due 03/18/2039 •	EUR	101	109
5.482% due 06/18/2039 •	GBP	4	5
5.492% due 06/18/2038 •		14	18
5.754% due 06/18/2039 •		$165	165

Ludgate Funding PLC
4.053% due 01/01/2061 •	EUR	101	106

Mansard Mortgages PLC
5.993% due 12/15/2049 •	GBP	2,699	3,363

Newgate Funding PLC
4.133% due 12/01/2050 •	EUR	2,301	2,311
4.540% due 12/15/2050 •		4,149	4,404
5.190% due 12/15/2050 •		861	891
5.440% due 12/15/2050 •		1,413	1,454
5.511% due 12/01/2050 •	GBP	38	46
5.543% due 12/15/2050 •		1,985	2,335
6.340% due 12/15/2050 •		1,895	2,299
6.590% due 12/15/2050 •		1,068	1,290

Resloc U.K. PLC
5.503% due 12/15/2043 •		359	441
5.563% due 12/15/2043 •		618	726

Ripon Mortgages PLC
5.922% due 08/28/2056 •		70,461	88,921

RMAC Securities PLC
4.180% due 06/12/2044 •	EUR	68	70
5.492% due 06/12/2044 •	GBP	1,117	1,373
5.512% due 06/12/2044 •		3,077	3,787
5.772% due 06/12/2044 •		$156	151

Stratton Mortgage Funding PLC
0.000% due 06/28/2050 •	GBP	7,700	9,693

Towd Point Mortgage Funding
6.367% due 10/20/2051 •		8,468	10,691
6.572% due 07/20/2045 •		25,270	31,912
6.574% due 05/20/2045 •		10,652	13,460
6.691% due 02/20/2045 •		3,219	4,066

Trinity Square PLC
6.072% due 07/15/2059 •		12,438	15,710

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)		1	5,353
6.177% due 12/21/2049 •		23,491	29,778
6.873% due 12/21/2049 •		6,230	7,824
7.373% due 12/21/2049 •		3,115	3,892
7.873% due 12/21/2049 •		1,780	2,217
8.373% due 12/21/2049 •		1,780	2,183

			256,430

SOVEREIGN ISSUES 1.3%

United Kingdom Gilt
0.625% due 10/22/2050		38,900	20,491

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.250% due 07/31/2051	GBP	47,100	$30,055
1.500% due 07/31/2053		29,830	19,882
1.750% due 01/22/2049		28,000	21,372
4.250% due 12/07/2040		40,600	51,034
4.375% due 07/31/2054		16,400	20,560
4.500% due 06/07/2028		25,000	32,252

			195,646

Total United Kingdom (Cost $940,236)			824,853

UNITED STATES 66.7%

ASSET-BACKED SECURITIES 3.2%

ABFC Trust
5.704% due 01/25/2037 •		$3,838	2,678

ACE Securities Corp. Home Equity Loan Trust
5.584% due 11/25/2036 •		3,897	1,621
6.029% due 02/25/2036 •		15,553	13,323

AMRESCO Residential Securities Corp. Mortgage Loan Trust
6.384% due 06/25/2029 •		163	157

AREIT LLC
7.569% due 06/17/2039 •		9,700	9,743

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.886% due 02/25/2034 •		190	185

Asset-Backed Securities Corp. Home Equity Loan Trust
6.539% due 02/25/2035 •		3,435	3,526
6.790% due 04/15/2033 •		342	339

BDS Ltd.
7.126% due 03/19/2039 •		21,300	21,221

Bear Stearns Asset-Backed Securities Trust
6.244% due 10/27/2032 «•		13	13

Citigroup Mortgage Loan Trust
4.260% due 10/25/2037 þ		884	836
5.504% due 07/25/2045 •		190	135
5.624% due 01/25/2037 •		4,335	3,107
5.704% due 03/25/2037 •		1,598	1,393
5.744% due 12/25/2036 •		6,234	2,539
5.764% due 12/25/2036 •		2,263	1,241
5.834% due 06/25/2037 •		1,693	1,668
5.894% due 08/25/2036 •		16,697	16,092
5.964% due 03/25/2036 •		4,241	3,800

Countrywide Asset-Backed Certificates Trust
4.416% due 08/25/2035 «~		284	251
4.651% due 12/25/2034 •		8,832	8,339
5.584% due 06/25/2035 •		5,654	5,005
5.584% due 08/25/2037 •		3,465	3,115
5.644% due 06/25/2047 •		5,003	4,275
5.704% due 12/25/2036 •		903	820
5.724% due 05/25/2035 •		1,653	1,586
5.904% due 04/25/2047 •		11,774	10,623

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.924% due 03/25/2036 •	$879	$787
6.124% due 12/25/2036 •	216	164
6.419% due 01/25/2036 •	14,532	14,073
6.449% due 10/25/2035 •	3,297	3,246

Credit Suisse First Boston Mortgage Securities Corp.
5.233% due 01/25/2032 •	14	13

Credit-Based Asset Servicing & Securitization Trust
5.564% due 11/25/2036 •	3	2

First Franklin Mortgage Loan Trust
6.344% due 03/25/2034 •	4,302	4,214

Fortress Credit Investments Ltd.
7.170% due 02/23/2039 •	19,054	19,054

Fremont Home Loan Trust
5.744% due 10/25/2036 •	6,357	2,589
5.984% due 02/25/2036 •	7,522	6,446

GSAA Home Equity Trust
5.804% due 03/25/2036 •	6,088	2,055
5.995% due 03/25/2046 ~	828	304

GSAMP Trust
5.574% due 12/25/2046 •	7,733	4,051
5.714% due 03/25/2047 •	1,212	1,017

Home Equity Asset Trust
6.044% due 11/25/2032 «•	2	2

Home Equity Mortgage Loan Asset-Backed Trust
5.614% due 04/25/2037 •	3,563	2,479
5.684% due 04/25/2037 •	7,498	5,047

HSI Asset Securitization Corp. Trust
5.704% due 04/25/2037 •	6,420	3,353
6.059% due 01/25/2036 •	4,500	4,149

JP Morgan Mortgage Acquisition Trust
5.664% due 08/25/2036 •	41	29
5.714% due 07/25/2036 •	2,365	2,026

LCCM Trust
6.640% due 12/13/2038 •	9,902	9,702

Long Beach Mortgage Loan Trust
5.964% due 08/25/2045 •	2,315	2,233
6.004% due 10/25/2034 •	12	12

MASTR Asset-Backed Securities Trust
5.594% due 10/25/2036 •	11,176	3,737
5.644% due 08/25/2036 •	6,228	2,199
5.664% due 10/25/2036 •	3,326	1,113
5.744% due 03/25/2036 •	596	366
6.179% due 10/25/2035 •	10,734	10,307

Merrill Lynch Mortgage Investors Trust
5.604% due 09/25/2037 •	21	4
5.684% due 02/25/2037 •	43	13
6.164% due 05/25/2036 •	134	132

MF1 LLC
7.476% due 06/19/2037 •	14,200	14,217

Morgan Stanley ABS Capital, Inc. Trust
5.574% due 10/25/2036 •	622	543
5.584% due 05/25/2037 •	2,672	1,997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.594% due 11/25/2036 •	$8,755	$5,044
5.644% due 05/25/2037 •	28,289	16,123
5.924% due 06/25/2036 •	3,583	1,893

Morgan Stanley Home Equity Loan Trust
5.614% due 04/25/2037 •	9,382	4,899
5.674% due 04/25/2037 •	6,907	3,607
5.794% due 04/25/2037 •	994	519

Morgan Stanley Mortgage Loan Trust
6.419% due 09/25/2046 þ	1,315	285

Morgan Stanley Structured Trust
5.744% due 06/25/2037 •	8,125	7,367

New Century Home Equity Loan Trust
6.569% due 10/25/2033 •	5,264	5,219

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.879% due 03/25/2036 •	1,930	1,918
6.074% due 02/25/2036 •	10,696	9,715

Nomura Resecuritization Trust
0.017% due 12/26/2037 ~	8,597	7,361

NovaStar Mortgage Funding Trust
5.704% due 03/25/2037 •	14,852	9,158

Option One Mortgage Loan Trust
5.584% due 02/25/2037 •	12,225	5,822
5.664% due 05/25/2037 •	1,830	1,094
6.224% due 02/25/2035 •	2,849	2,690

PRET LLC
1.843% due 09/25/2051 þ	20,030	19,180

RAAC Trust
5.944% due 02/25/2037 •	4,537	4,377

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ	14,365	4,696
5.675% due 06/25/2037 þ	16,477	4,245
5.731% due 11/25/2036 þ	26,069	9,094

Residential Asset Mortgage Products Trust
5.884% due 12/25/2035 •	1,548	1,370
6.044% due 03/25/2036 •	796	775

Residential Asset Securities Corp. Trust
6.284% due 09/25/2034 •	501	485

Saxon Asset Securities Trust
7.194% due 12/25/2037 •	4,194	3,525

Securitized Asset-Backed Receivables LLC Trust
5.574% due 05/25/2037 •	168	125
5.784% due 08/25/2036 •	1,161	385

SMB Private Education Loan Trust
3.940% due 02/16/2055	15,476	14,700
6.769% due 02/16/2055 •	1,690	1,696

Soundview Home Loan Trust
5.564% due 11/25/2036 •	33	10
5.849% due 12/25/2036 •	7,082	6,907
5.944% due 11/25/2036 •	7,838	7,402

Structured Asset Investment Loan Trust
6.394% due 07/25/2033 •	3,186	3,068

28	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
5.604% due 03/25/2036 •		$1,159	$1,099
5.674% due 05/25/2047 •		2,964	2,835
5.884% due 12/25/2036 •		19,167	17,158

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		24,400	24,291

WaMu Asset-Backed Certificates WaMu Trust
5.734% due 05/25/2037 •		4,106	3,616

Wells Fargo Home Equity Asset-Backed Securities Trust
5.789% due 01/25/2037 •		15,409	14,925

			467,984

CORPORATE BONDS & NOTES 3.9%

Arrow Electronics, Inc.
3.250% due 09/08/2024		2,400	2,373

Bank of America Corp.
5.202% due 04/25/2029 •		4,500	4,506
5.468% due 01/23/2035 •		11,000	11,076

Bayer U.S. Finance LLC
4.250% due 12/15/2025		10,300	10,046

Blackstone Holdings Finance Co. LLC
3.500% due 06/01/2034	EUR	12,200	13,209

Bristol-Myers Squibb Co.
5.200% due 02/22/2034		$14,300	14,527

Broadcom, Inc.
2.450% due 02/15/2031		100	84

Charter Communications Operating LLC
3.750% due 02/15/2028		19,100	17,724
3.950% due 06/30/2062		8,700	5,256
5.125% due 07/01/2049		5,200	4,034

Citigroup, Inc.
3.290% due 03/17/2026 •		8,500	8,309
5.174% due 02/13/2030 •		20,900	20,809

Credit Suisse AG AT1 Claim		16,825	1,935

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		3,800	2,988

Energy Transfer LP
3.900% due 05/15/2024		900	898

Ford Motor Credit Co. LLC
2.300% due 02/10/2025		7,600	7,372
2.700% due 08/10/2026		1,900	1,772
2.748% due 06/14/2024	GBP	1,600	2,008
2.900% due 02/16/2028		$900	814
2.900% due 02/10/2029		7,500	6,617
3.375% due 11/13/2025		21,100	20,309
3.664% due 09/08/2024		4,200	4,158
4.063% due 11/01/2024		1,200	1,188
4.535% due 03/06/2025	GBP	3,900	4,874
4.642% due 12/01/2024 •	EUR	5,250	5,680

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GA Global Funding Trust
2.250% due 01/06/2027		$7,400	$6,776

Goldman Sachs Group, Inc.
6.477% (SOFRRATE + 1.120%) due 02/24/2028 ~		2,600	2,612
6.484% due 10/24/2029 •		15,200	15,997

JPMorgan Chase & Co.
4.080% due 04/26/2026 •		26,700	26,299
5.012% due 01/23/2030 •		42,000	41,845
6.087% due 10/23/2029 •		20,900	21,736

Marvell Technology, Inc.
1.650% due 04/15/2026		6,400	5,955

Morgan Stanley
2.475% due 01/21/2028 •		2,600	2,419
2.630% due 02/18/2026 •		11,500	11,195
3.790% due 03/21/2030 •	EUR	21,900	23,839
4.585% (EUR003M + 0.650%) due 03/19/2027 ~		26,200	28,338
5.173% due 01/16/2030 •		$40,100	40,147
5.466% due 01/18/2035 •		7,700	7,772
6.407% due 11/01/2029 •		15,700	16,469

Oracle Corp.
1.650% due 03/25/2026		20,600	19,238

Organon & Co.
4.125% due 04/30/2028		3,700	3,451

Pacific Gas & Electric Co.
2.100% due 08/01/2027		200	180
2.950% due 03/01/2026		700	669
3.150% due 01/01/2026		1,400	1,347
3.500% due 08/01/2050		500	342
3.950% due 12/01/2047		900	674
4.000% due 12/01/2046		800	600
4.250% due 03/15/2046		500	392
4.300% due 03/15/2045		600	475
4.400% due 03/01/2032		2,500	2,309
4.500% due 07/01/2040		300	256
4.550% due 07/01/2030		600	571
4.600% due 06/15/2043		1,100	920
4.750% due 02/15/2044		1,207	1,020
4.950% due 07/01/2050		100	86

Penske Truck Leasing Co. LP
3.450% due 07/01/2024		5,000	4,970

Philip Morris International, Inc.
4.875% due 02/13/2029		13,000	12,926

Principal Life Global Funding
1.375% due 01/10/2025		5,100	4,945

Southern California Edison Co.
6.181% (SOFRRATE + 0.830%) due 04/01/2024 ~		6,500	6,500

Wells Fargo & Co.
4.808% due 07/25/2028 •		7,500	7,392
4.897% due 07/25/2033 •		10,000	9,640
5.198% due 01/23/2030 •		16,100	16,071

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.389% due 04/24/2034 •	$20,200	$20,081
5.499% due 01/23/2035 •(k)	15,000	15,041
6.303% due 10/23/2029 •	13,600	14,169

		568,230

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Charter Communications Operating LLC
7.076% (TSFR1M + 1.750%) due 02/01/2027 ~	12,754	12,765

Level 3 Financing Inc.
7.676% (TSFR1M + 2.350%) due 04/15/2029 «~	3,104	2,313
7.676% (TSFR1M + 2.350%) due 04/15/2030 «~	3,174	2,364

Organon & Co.
8.433% due 06/02/2028	4,746	4,769

		22,211

MUNICIPAL BONDS & NOTES 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	100	123

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.487% due 06/01/2036	7,700	6,426

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.332% due 06/01/2027	5,000	4,586
2.532% due 06/01/2028	3,300	2,979

Texas Natural Gas Securitization Finance Corp. Series 2023
5.102% due 04/01/2035	9,000	9,087

		23,201

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.8%

Adjustable Rate Mortgage Trust
4.790% due 09/25/2035 ~	40	34

American Home Mortgage Assets Trust
5.634% due 05/25/2046 •	127	106

BAMLL Commercial Mortgage Securities Trust
6.490% due 09/15/2038 •	15,200	14,616

Banc of America Funding Trust
2.371% due 03/20/2036 «~	25	22
4.452% due 10/20/2046 ~	28	23
5.214% due 01/20/2047 ~	53	45
5.500% due 01/25/2036 «	32	30
5.622% due 11/20/2034 ~	128	123
5.721% due 02/20/2036 ~	297	276
6.000% due 03/25/2037 «	128	94

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
4.301% due 04/25/2035 «~	$53	$49
4.571% due 06/25/2035 «~	61	51
5.147% due 09/25/2035 «~	11	10

BCAP LLC Trust
4.745% due 01/26/2047 •	131	123
5.250% due 02/26/2036 ~	413	163
5.250% due 04/26/2037	716	409

Bear Stearns Adjustable Rate Mortgage Trust
4.000% due 05/25/2034 «~	28	23
5.090% due 07/25/2034 «~	14	13
5.423% due 11/25/2034 «~	1	1
5.541% due 02/25/2034 ~	5	5
5.634% due 10/25/2033 «~	20	19
6.082% due 05/25/2034 «~	53	48
6.290% due 01/25/2035 ~	62	62

Bear Stearns ALT-A Trust
4.172% due 08/25/2036 ~	578	389
4.200% due 11/25/2036 ~	227	104
4.266% due 08/25/2036 ~	892	443
4.334% due 08/25/2036 ~	114	74
4.549% due 11/25/2035 ~	30	23
4.870% due 09/25/2035 ~	1,538	913
4.998% due 01/25/2036 ~	59	54

Bear Stearns Structured Products, Inc. Trust
4.198% due 12/26/2046 ~	23	18

Chase Mortgage Finance Trust
4.574% due 07/25/2037 ~	343	266
5.769% due 02/25/2037 «~	68	64

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.673% due 05/25/2036 •	359	321

CIM Trust
5.500% due 08/25/2064 ~	7,003	6,998

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 «	31	25

Citigroup Mortgage Loan Trust
3.000% due 11/27/2051 ~	35,086	29,460
4.435% due 03/25/2037 ~	151	132
4.496% due 09/25/2037 ~	296	264
4.868% due 07/25/2046 ~	340	303
5.318% due 08/25/2035 ~	7	7
6.980% due 05/25/2035 •	8	8

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.299% due 09/25/2035 ~	752	653

COLT Mortgage Loan Trust
4.156% due 02/25/2067 ~	10,379	9,694

Countrywide Alternative Loan Trust
4.774% due 02/25/2037 ~	53	45
5.000% due 11/25/2035	3,090	1,684
5.250% due 06/25/2035	67	51
5.500% due 09/25/2035 «•	104	61

30	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 09/25/2035 •	$857	$515
5.633% due 09/20/2046 •	1,006	1,020
5.653% due 07/20/2046 •	255	205
5.724% due 04/25/2047 •	481	421
5.794% due 05/25/2037 •	314	104
5.824% due 09/25/2046 •	260	241
5.863% due 03/20/2046 •	38	31
5.863% due 05/20/2046 •	341	286
5.864% due 07/25/2046 •	24	21
6.004% due 02/25/2037 •	149	120
6.250% due 08/25/2037	286	136
6.339% due 11/25/2047 •	1,327	1,073
6.469% due 11/25/2047 •	3,083	2,495
6.489% due 08/25/2035 •	134	121
6.500% due 08/25/2032 «	2	2
6.589% due 11/25/2035 •	138	116
7.129% due 11/25/2035 •	133	115

Countrywide Home Loan Mortgage Pass-Through Trust
4.172% due 09/20/2036 ~	66	56
4.178% due 05/20/2036 ~	162	148
4.325% due 02/25/2047 ~	102	86
4.453% due 03/25/2037 ~	84	70
4.519% due 04/20/2036 ~	2,307	2,050
4.706% due 11/25/2034 ~	213	193
5.984% due 03/25/2035 •	225	204
6.000% due 08/25/2037	988	503
6.024% due 04/25/2035 •	242	220
6.084% due 03/25/2035 •	228	197
6.104% due 02/25/2035 •	5	5
7.873% due 02/20/2036 «•	179	155

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.737% due 07/25/2033 «~	1	1

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.500% due 07/25/2056 ~	2,816	2,270
6.421% due 10/25/2037 ~	1,314	788
6.840% due 07/15/2038 •	4,800	4,324

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.584% due 07/25/2047 •	250	228
5.824% due 08/25/2047 •	5,963	4,772
6.194% due 10/25/2047 •	2,753	2,093

Downey Savings & Loan Association Mortgage Loan Trust
6.081% due 07/19/2045 «•	4	0

Extended Stay America Trust
6.519% due 07/15/2038 •	23,496	23,504

First Horizon Mortgage Pass-Through Trust
5.462% due 08/25/2035 ~	45	31

GCAT Trust
3.000% due 04/25/2052 ~	15,551	13,058

GreenPoint Mortgage Funding Trust
5.804% due 01/25/2037 •	273	239
5.864% due 04/25/2036 •	180	153

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.984% due 11/25/2045 •	$40	$35

GreenPoint Mortgage Funding Trust Pass-Through Certificates
6.364% due 10/25/2033 «~	4	4

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	5,842	4,708
2.500% due 04/25/2052 ~	7,385	5,975
3.000% due 09/25/2052 ~	34,843	29,257

GSR Mortgage Loan Trust
4.349% due 05/25/2035 ~	51	42
4.437% due 11/25/2035 ~	93	81
5.063% due 09/25/2035 ~	72	67
5.107% due 04/25/2035 «~	10	9
5.674% due 05/25/2037 •	2,688	1,309
6.167% due 01/25/2035 ~	84	78
6.750% due 03/25/2033 «•	10	9

HarborView Mortgage Loan Trust
4.236% due 07/19/2035 ~	60	44
5.821% due 09/19/2037 •	404	337
5.921% due 03/19/2036 •	62	57

HomeBanc Mortgage Trust
4.125% due 04/25/2037 ~	406	356

Impac CMB Trust
6.164% due 10/25/2034 «•	163	150
6.224% due 10/25/2034 •	56	55
6.444% due 07/25/2033 «•	2	2

IndyMac IMSC Mortgage Loan Trust
5.804% due 07/25/2047 •	1,444	972

IndyMac INDA Mortgage Loan Trust
3.600% due 08/25/2036 ~	260	202
4.799% due 11/25/2035 «~	48	47
6.044% due 11/25/2035 •	123	74

IndyMac INDX Mortgage Loan Trust
3.757% due 03/25/2036 ~	3,096	2,188
3.995% due 09/25/2035 ~	3,493	2,810
4.691% due 12/25/2034 ~	28	26
5.744% due 06/25/2037 •	273	98
5.824% due 09/25/2046 •	1,628	1,382
5.924% due 06/25/2037 •	263	232
5.944% due 02/25/2037 •	461	288

JP Morgan Alternative Loan Trust
5.500% due 11/25/2036 «~	6	2
5.603% due 12/25/2035 ~	3,490	2,539
5.924% due 10/25/2036 •	6,829	6,001

JP Morgan Mortgage Trust
3.000% due 01/25/2052 ~	56,288	47,263
3.000% due 03/25/2052 ~	55,176	46,329
3.000% due 04/25/2052 ~	52,639	44,461
3.000% due 05/25/2052 ~	73,811	61,976
3.500% due 09/25/2052 ~	8,255	7,218
4.872% due 11/25/2033 «~	31	28
5.000% due 05/25/2052 •	11,551	10,748
5.273% due 07/25/2035 ~	38	36
5.352% due 02/25/2036 ~	183	124

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	31

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.386% due 09/25/2035 «~	$42	$38
5.524% due 10/25/2035 «~	4	3

JPMBB Commercial Mortgage Securities Trust
0.466% due 04/15/2047 ~(a)	4,617	0

Luminent Mortgage Trust
5.784% due 12/25/2036 •	879	752

Manhattan West Mortgage Trust
2.130% due 09/10/2039	23,200	20,626

MASTR Adjustable Rate Mortgages Trust
5.654% due 04/25/2046 •	603	522
6.044% due 05/25/2047 «•	5	5

MASTR Alternative Loan Trust
5.844% due 03/25/2036 •	371	40
6.000% due 03/25/2036	739	642

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.920% due 06/15/2030 •	5	5
6.020% due 10/20/2029 •	4	4

Merrill Lynch Mortgage Investors Trust
4.385% due 06/25/2035 ~	66	62
5.854% due 02/25/2033 ~	25	23
5.864% due 02/25/2036 •	183	171
5.944% due 11/25/2035 •	239	223

MFA Trust
1.381% due 04/25/2065 ~	7,788	7,254
1.947% due 04/25/2065 ~	3,219	2,999

Morgan Stanley Capital Trust
6.609% due 12/15/2038 •	22,800	21,616

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	14,615	13,784
2.750% due 11/25/2059 ~	13,698	12,812
6.864% due 10/25/2063 þ	15,220	15,410

OBX Trust
3.000% due 01/25/2052 ~	32,712	27,467
5.949% due 02/25/2063 þ	8,221	8,195
6.120% due 11/25/2062 ~	6,932	6,935

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
6.004% due 12/25/2035 •	504	487

PMT Loan Trust
2.500% due 07/25/2051 ~	10,807	8,711

Residential Accredit Loans, Inc. Trust
5.594% due 02/25/2047 •	1,150	399
5.644% due 12/25/2046 •	448	390
5.654% due 04/25/2046 •	39	10
5.804% due 07/25/2036 •	11,156	4,227
5.984% due 05/25/2046 •	159	122
6.000% due 06/25/2036	340	259
6.009% due 10/25/2037 ~	2,712	2,252
6.250% due 02/25/2037	6,142	4,863

Residential Asset Securitization Trust
5.750% due 02/25/2036	3,648	2,674
5.844% due 01/25/2046 •	90	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 08/25/2036	$568	$159

Residential Funding Mortgage Securities, Inc. Trust
5.323% due 09/25/2035 ~	136	89
6.500% due 03/25/2032 «	17	16

Sequoia Mortgage Trust
4.184% due 09/20/2046 ~	1,190	708
6.168% due 04/20/2035 «~	14	14

Structured Adjustable Rate Mortgage Loan Trust
4.201% due 09/25/2036 ~	315	216
4.728% due 08/25/2035 ~	159	135
6.763% due 04/25/2034 «~	7	7
7.020% due 02/25/2034 «~	26	24

Structured Asset Mortgage Investments Trust
5.824% due 06/25/2036 •	16	15
5.864% due 05/25/2036 •	203	130
5.884% due 05/25/2036 •	1,504	1,173
5.884% due 09/25/2047 •	1,470	1,260
5.964% due 05/25/2046 «•	48	28
6.021% due 07/19/2034 «•	2	2
6.044% due 08/25/2036 •	874	617
6.064% due 12/25/2035 •	3	2
6.589% due 08/25/2047 •	745	595

Structured Asset Securities Corp.
5.724% due 01/25/2036 •	820	676

Structured Asset Securities Corp. Mortgage Loan Trust
5.734% due 10/25/2036 •	5,780	4,653

Thornburg Mortgage Securities Trust
5.629% due 10/25/2043 «~	20	18
6.694% due 06/25/2037 •	260	236
6.952% due 06/25/2037 •	1,418	1,176
7.002% due 06/25/2037 •	4,387	3,728
7.002% due 06/25/2047 •	704	613
7.002% due 06/25/2047 «•	1	1
7.052% due 03/25/2037 •	321	238

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	14,707	13,025
2.710% due 01/25/2060 ~	11,546	10,809
2.900% due 10/25/2059 ~	46,009	43,058
6.444% due 05/25/2058 •	4,313	4,390

UWM Mortgage Trust
3.000% due 01/25/2052 ~	6,855	5,755

WaMu Mortgage Pass-Through Certificates Trust
4.174% due 09/25/2036 ~	1,161	985
4.246% due 04/25/2035 ~	91	87
4.397% due 02/27/2034 •	60	56
4.399% due 12/25/2046 •	53	44
4.441% due 02/25/2037 ~	2,414	2,064
4.553% due 08/25/2046 ~	612	530
4.608% due 10/25/2035 ~	114	101
4.810% due 06/25/2033 «~	13	13
4.865% due 12/25/2035 ~	117	105
6.004% due 11/25/2045 •	1,555	1,398
6.064% due 01/25/2045 •	73	72

32	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.069% due 06/25/2046 •	$320	$285
6.089% due 02/25/2046 •	767	671
6.184% due 11/25/2034 •	248	232
6.589% due 10/25/2046 •	458	410

Washington Mutual Mortgage Pass-Through Certificates Trust
5.824% due 07/25/2046 •	2,324	1,751
5.859% due 04/25/2047 •	4,951	3,815
5.929% due 05/25/2047 «•	27	23
6.029% due 07/25/2046 •	282	170

Wells Fargo Commercial Mortgage Trust
3.862% due 12/15/2039	18,800	17,563

		696,337

	SHARES
PREFERRED SECURITIES 0.1%

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(g)	10,000,000	9,725

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 43.5%

Fannie Mae
3.000% due 03/01/2060	$10,289	8,825
3.500% due 01/01/2059	18,767	16,587
4.585% due 04/01/2032 •	4	4
5.250% due 06/01/2035 •	67	67
5.556% due 03/25/2034 •	4	4
5.608% due 12/01/2034 •	37	36
5.835% due 06/25/2036 •	148	146
5.935% due 10/25/2040 •	79	78
6.000% due 04/25/2043 - 07/25/2044	396	399
6.280% due 06/01/2043 •	12	12
6.394% due 11/01/2034 •	210	216
6.633% due 12/01/2030 •	2	2

Freddie Mac
0.000% due 01/15/2038 ~(a)	2,275	124
5.740% due 01/15/2038 •	2,275	2,263
5.913% due 10/15/2040 •	845	834
6.000% due 12/01/2033	126	126
6.021% due 09/01/2035 •	5	5
6.033% due 12/15/2037 •	91	90
6.289% due 10/25/2044 - 02/25/2045 •	659	601

Ginnie Mae
3.000% due 07/20/2046 - 05/20/2047	237	222

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% (H15T1Y + 1.500%) due 07/20/2025 - 09/20/2026 ~	$7	$7
3.750% due 11/20/2030 •	1	1
3.875% (H15T1Y + 1.500%) due 04/20/2024 - 05/20/2026 ~	3	3
3.875% due 04/20/2027 - 05/20/2030 •	34	34
4.000% due 08/20/2027 - 05/20/2030 •	16	15
6.000% due 08/20/2034	2,318	2,347
6.319% due 12/20/2073 •	11,856	11,959

Ginnie Mae, TBA
3.000% due 04/01/2054	252,700	222,883

U.S. Small Business Administration
5.110% due 04/01/2025	2	2

Uniform Mortgage-Backed Security
2.500% due 01/01/2051 - 02/01/2051	9,313	7,721
3.000% due 10/01/2049 - 06/01/2051	22,792	19,881
3.500% due 04/01/2027 - 07/01/2050	27,663	25,356
4.000% due 06/01/2038 - 08/01/2053	156,507	145,166
4.500% due 07/01/2052 - 10/01/2053	6,761	6,442
5.500% due 06/01/2053 - 10/01/2053	100,564	100,101
6.500% due 08/01/2053 - 04/01/2054	3,060,231	3,127,648

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2039	130,000	115,227
4.000% due 05/01/2054	38,100	35,301
4.500% due 04/01/2054 - 05/01/2054	967,600	921,742
5.000% due 04/01/2054 - 05/01/2054	832,700	812,733
6.000% due 05/01/2054	13,400	13,520
6.500% due 04/01/2054	721,977	737,698

		6,336,428

U.S. TREASURY OBLIGATIONS 10.8%

U.S. Treasury Bonds
1.625% due 11/15/2050	1,600	904
1.875% due 02/15/2041	15,500	10,811
4.000% due 11/15/2052	300	282
4.250% due 02/15/2054	88,000	86,563
4.750% due 11/15/2043 (k)	103,509	107,407
4.750% due 11/15/2053 (k)	123,626	131,999

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2025 (m)	98,071	95,651
0.125% due 07/15/2031 (m)	$52,924	$46,845
0.125% due 01/15/2032 (m)	50,170	43,853
0.250% due 01/15/2025 (m)	143,991	141,541
0.500% due 01/15/2028 (m)	87,384	82,708
0.625% due 07/15/2032 (m)	34,068	30,909
1.125% due 01/15/2033 (m)(o)	99,121	93,013
2.375% due 01/15/2025 (m)	27,483	27,459
2.375% due 01/15/2027 (m)	6,422	6,475
2.500% due 01/15/2029 (m)	36,122	37,124
3.875% due 04/15/2029 (m)(o)	14,068	15,389

U.S. Treasury Notes
2.875% due 04/30/2025 (k)(m)(o)	131,200	128,299
3.500% due 02/15/2033 (k)	28,170	26,685
4.000% due 02/29/2028 (m)(o)	10,200	10,082
4.000% due 02/15/2034	178,300	175,375
4.500% due 11/15/2033 (k)	265,040	270,983

		1,570,357

Total United States (Cost $9,868,082)		9,694,473

SHORT-TERM INSTRUMENTS 2.7%

COMMERCIAL PAPER 0.1%

Campbell Soup Co.
5.630% due 04/03/2024	$7,100	7,093

Eversource Energy
5.630% due 04/16/2024	2,200	2,194
5.630% due 04/17/2024	5,700	5,683
5.630% due 04/23/2024	5,700	5,677

		20,647

REPURCHASE AGREEMENTS (j) 0.0%
		4,840

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	251,329	261

JAPAN TREASURY BILLS 2.6%
(0.038)% due 05/27/2024 - 06/24/2024 (d)(e)	JPY	58,220,000	$384,603

U.S. TREASURY BILLS 0.0%
5.372% due 05/02/2024 - 06/13/2024 (d)(e)(m)(o)		$5,554	5,513

Total Short-Term Instruments (Cost $420,834)			415,864

Total Investments in Securities (Cost $17,783,977)			16,859,659

		SHARES
INVESTMENTS IN AFFILIATES 6.6%

SHORT-TERM INSTRUMENTS 6.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.6%

PIMCO Short Asset Portfolio		70,802,712	689,618

PIMCO Short-Term Floating NAV Portfolio III		28,293,090	275,207

Total Short-Term Instruments (Cost $979,572)			964,825

Total Investments in Affiliates (Cost $979,572)			964,825

Total Investments 122.5% (Cost $18,763,549)			$17,824,484

Financial Derivative Instruments (l)(n) 1.3% (Cost or Premiums, net $185,588)			190,264

Other Assets and Liabilities, net (23.8)%			(3,462,100)

Net Assets 100.0%			$14,552,648

34	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.
(i)	Restricted Securities.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$4,840	U.S. Treasury Notes 5.000% due 09/30/2025	$(4,937)	$4,840	$4,841

Total Repurchase Agreements						$(4,937)	$4,840	$4,841

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	2.250%	01/11/2024	TBD	(3)	EUR (523)	$(567)
	3.200	11/27/2023	TBD	(3)	(14,069)	(15,351)
	5.300	02/26/2024	TBD	(3)	$ (8,579)	(8,623)
BSN	5.410	03/25/2024	04/08/2024		(513,378)	(513,918)
JPS	5.300	03/22/2024	05/03/2024		(5,377)	(5,385)
RCY	5.400	03/13/2024	04/10/2024		(26,867)	(26,944)

Total Reverse Repurchase Agreements						$(570,788)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (20.4)%
U.S. Government Agencies (20.4)%
Ginnie Mae, TBA	2.500%	04/01/2054	$422	$(362)	$(359)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2039	244,800	(216,157)	(216,981)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2039	130,000	(114,943)	(115,369)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2054	1,132,350	(898,925)	(897,489)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2054	2,230	(1,854)	(1,846)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2054	230,900	(199,790)	(198,893)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2054	220,000	(209,245)	(209,523)
Uniform Mortgage-Backed Security, TBA	5.500	05/01/2054	30,900	(30,745)	(30,749)
Uniform Mortgage-Backed Security, TBA	6.500	04/01/2054	1,265,097	(1,292,008)	(1,292,644)

Total Short Sales (20.4)%				$(2,964,029)	$(2,963,853)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(24,541)	$0	$(24,541)	$24,905	$364
BSN	0	(513,918)	0	(513,918)	505,427	(8,491)
FICC	4,841	0	0	4,841	(4,937)	(96)
JPS	0	(5,385)	0	(5,385)	5,718	333
RCY	0	(26,944)	0	(26,944)	26,992	48

Total Borrowings and Other Financing Transactions	$4,841	$(570,788)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(5,385)	$(9,190)	$(14,575)
Sovereign Issues	0	0	0	(15,351)	(15,351)
U.S. Treasury Obligations	0	(540,862)	0	0	(540,862)

Total Borrowings	$0	$(540,862)	$(5,385)	$(24,541)	$(570,788)

Payable for reverse repurchase agreements					$(570,788)

(k)	Securities with an aggregate market value of $568,003 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(67,029) at a weighted average interest rate of 5.081%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.

36	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$109.000	04/26/2024	287	$287	$(76)	$(43)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	287	287	(165)	(29)

Total Written Options					$(241)	$(72)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month EURIBOR March Futures	03/2025	2,140	$561,110	$(2,300)	$340	$(144)
3-Month SOFR Active Contract June Futures	09/2025	3,296	790,504	(2,069)	0	(494)
3-Month SOFR Active Contract March Futures	06/2024	9,100	2,153,799	283	0	(57)
3-Month SOFR Active Contract September Futures	12/2024	2,403	571,524	(973)	0	(270)
3-Month SOFR Active Contract September Futures	12/2025	7,918	1,902,695	(2,749)	0	(1,089)
Australia Government 3-Year Bond June Futures	06/2024	449	31,282	(10)	43	0
Canada Government 10-Year Bond June Futures	06/2024	2,185	194,118	1,046	0	(32)
Euro-BTP Italy Government Bond June Futures	06/2024	4,506	578,543	9,217	1,847	(2,236)
Euro-Bund June Futures	06/2024	332	47,774	736	226	0
Euro-Buxl 30-Year Bond June Futures	06/2024	218	31,939	656	386	0
Euro-Schatz June Futures	06/2024	4,617	526,497	99	373	(150)
Japan Government 10-Year Bond June Futures	06/2024	359	345,459	253	332	(498)

				$4,189	$3,547	$(4,970)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month EURIBOR September Futures	09/2024	4,278	$(1,115,523)	$5,226	$173	$(227)
3-Month SOFR Active Contract December Futures	03/2025	12,121	(2,891,768)	9,354	1,667	0
3-Month SOFR Active Contract June Futures	09/2024	273	(64,745)	1	14	0
3-Month SOFR Active Contract March Futures	06/2025	10,320	(2,469,060)	4,569	1,548	0
Australia Government 10-Year Bond June Futures	06/2024	2,367	(179,813)	197	0	(898)
Euro-Bobl June Futures	06/2024	1,717	(219,045)	(1,401)	0	(556)
Euro-OAT France Government 10-Year Bond June Futures	06/2024	1,682	(232,581)	(1,481)	272	(835)
U.S. Treasury 2-Year Note June Futures	06/2024	1,032	(211,028)	69	210	0
U.S. Treasury 5-Year Note June Futures	06/2024	8,504	(910,061)	(2,062)	996	0
U.S. Treasury 10-Year Note June Futures	06/2024	7,844	(869,091)	(5,845)	613	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	2,535	(290,535)	(2,630)	0	(39)
U.S. Treasury Long-Term Bond June Futures	06/2024	5,299	(638,198)	(9,816)	0	(1,325)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	55	(7,095)	(171)	0	(26)
United Kingdom Long Gilt June Futures	06/2024	4,364	(550,472)	(10,695)	0	(2,503)

				$(14,685)	$5,493	$(6,409)

Total Futures Contracts				$(10,496)	$9,040	$(11,379)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	12/20/2024	0.256%	$1,700	$72	$(11)	$61	$1	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2025	0.473	2,100	158	4	162	0	(1)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	0.576	3,100	271	24	295	1	0

						$501	$17	$518	$2	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-40 10-Year Index	(1.000)%	Quarterly	06/20/2033	$	84,600	$(236)	$(709)	$(945)	$0	$(2)
CDX.IG-41 10-Year Index	(1.000)	Quarterly	12/20/2033		210,500	(11)	(1,890)	(1,901)	0	(18)
CDX.IG-42 10-Year Index	(1.000)	Quarterly	06/20/2034		773,000	(4,769)	(639)	(5,408)	0	(49)
iTraxx Europe Main 41 10-Year Index	(1.000)	Quarterly	06/20/2034	EUR	226,800	(1,143)	(215)	(1,358)	0	(195)

						$(6,159)	$(3,453)	$(9,612)	$0	$(264)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-39 5-Year Index	1.000%	Quarterly	12/20/2027	$	200	$4	$0	$4	$0	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		12,400	232	57	289	1	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028		893,900	19,554	1,149	20,703	73	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029		1,941,200	43,454	1,043	44,497	165	0
iTraxx Europe Main 40 5-Year Index	1.000	Quarterly	12/20/2028	EUR	86,200	1,724	320	2,044	114	0
iTraxx Europe Main 41 5-Year Index	1.000	Quarterly	06/20/2029		291,200	6,905	129	7,034	113	(11)

						$71,873	$2,698	$74,571	$466	$(11)

38	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	4.250%	Annual	09/18/2026	GBP	27,400	$(63)	$(88)	$(151)	$0	$(18)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.000	Annual	06/17/2027		390,900	(909)	(4,552)	(5,461)	483	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	4.000	Annual	09/18/2029		816,100	14,007	3,496	17,503	2,322	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2034		943,950	11,962	5,602	17,564	5,442	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.000	Annual	06/17/2035		84,500	1,413	2,797	4,210	0	(501)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2054		93,500	1,983	516	2,499	1,075	0
Pay(6)	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	09/18/2029	INR	24,940,960	(1,156)	576	(580)	191	0
Receive(6)	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	09/18/2034		1,582,740	(186)	8	(178)	0	(30)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	11/02/2025	JPY	11,910,000	(356)	36	(320)	6	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026		17,090,000	1,305	(226)	1,079	0	(29)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.550	Annual	09/14/2028		141,430	3	3	6	1	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/17/2031		29,934,240	(12,221)	2,766	(9,455)	248	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.850	Annual	09/20/2033		4,050,000	(137)	368	231	54	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Semi-Annual	06/19/2039		11,190,000	10,493	(2,441)	8,052	0	(199)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		2,880,000	(5,140)	737	(4,403)	94	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		11,350,000	(14,034)	2,978	(11,056)	387	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	1.200	Annual	09/20/2053		710,000	(429)	161	(268)	26	0
Receive(6)	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	09/18/2029	SGD	978,790	1,841	4,816	6,657	263	0
Receive(6)	1-Day THB-THOR Compounded-OIS	2.250	Quarterly	09/18/2029	THB	11,460,800	(939)	156	(783)	0	(186)
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024	$	211,100	5,201	5,415	10,616	124	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024		474,546	8,761	9,048	17,809	213	0
Pay	1-Day USD-SOFR Compounded-OIS	2.965	Annual	06/30/2024		181,800	(2,373)	(2,147)	(4,520)	0	(54)
Pay	1-Day USD-SOFR Compounded-OIS	2.968	Annual	06/30/2024		334,900	(4,366)	(3,948)	(8,314)	0	(100)
Receive	1-Day USD-SOFR Compounded-OIS	1.298	Semi-Annual	08/25/2024		130,050	3,824	(995)	2,829	67	0
Receive	1-Day USD-SOFR Compounded-OIS	1.249	Semi-Annual	08/31/2024		142,550	4,280	(1,149)	3,131	75	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	09/17/2024		99,200	3,083	(969)	2,114	54	0
Pay	1-Day USD-SOFR Compounded-OIS	2.993	Annual	10/13/2024		10,000	(183)	(56)	(239)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	2.920	Annual	10/17/2024		31,000	(587)	(171)	(758)	0	(12)
Pay	1-Day USD-SOFR Compounded-OIS	3.018	Annual	10/24/2024		14,700	(271)	(73)	(344)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/25/2024		13,800	(241)	(64)	(305)	0	(5)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.190%	Annual	10/25/2024	$	13,400	$(228)	$(62)	$(290)	$0	$(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	10/25/2024		13,800	(231)	(63)	(294)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	2.973	Annual	10/27/2024		15,400	(293)	(74)	(367)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	2.841	Annual	10/31/2024		14,500	(294)	(69)	(363)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.088	Annual	11/07/2024		10,700	(197)	(43)	(240)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	3.020	Annual	11/08/2024		21,800	(415)	(89)	(504)	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	2.910	Annual	11/14/2024		6,400	(130)	(24)	(154)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	2.845	Annual	11/15/2024		25,300	(528)	(98)	(626)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	11/21/2024		20,100	(259)	(55)	(314)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	11/22/2024		23,900	(330)	(67)	(397)	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	12/05/2024		31,900	(449)	(73)	(522)	0	(12)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/11/2024		15,800	(209)	(32)	(241)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	2.310	Annual	01/16/2025		450,600	(1,454)	(11,488)	(12,942)	0	(273)
Receive	1-Day USD-SOFR Compounded-OIS	4.159	Annual	03/31/2025		711,200	6,937	6,587	13,524	383	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.150	Annual	05/13/2025		1,013,300	13,923	3,293	17,216	498	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.200	Annual	05/13/2025		82,400	1,093	268	1,361	41	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		793,100	12,229	9,274	21,503	619	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	4.228	Annual	08/30/2025		220,800	(9)	769	760	147	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/18/2025		1,315,900	6,034	3,526	9,560	910	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		1,563,320	7,680	8,483	16,163	1,653	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		1,904,500	1,021	11,748	12,769	2,427	0
Receive	1-Day USD-SOFR Compounded-OIS	2.965	Annual	11/30/2026		479,900	94	20,422	20,516	770	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		241,600	6,480	25,221	31,701	465	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		15,754	1,198	423	1,621	29	0
Pay	1-Day USD-SOFR Compounded-OIS	3.981	Annual	11/30/2027		38,200	(72)	(322)	(394)	0	(65)
Pay	1-Day USD-SOFR Compounded-OIS	3.988	Annual	11/30/2027		401,500	(653)	(3,385)	(4,038)	0	(685)
Pay	1-Day USD-SOFR Compounded-OIS	4.193	Annual	11/30/2027		132,300	769	(1,093)	(324)	0	(224)
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		28,400	0	486	486	49	0
Receive	1-Day USD-SOFR Compounded-OIS	3.662	Annual	05/31/2028		92,900	0	1,567	1,567	160	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	05/31/2028		82,700	0	1,302	1,302	142	0
Receive	1-Day USD-SOFR Compounded-OIS	3.694	Annual	05/31/2028		102,800	0	1,607	1,607	177	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		195,800	5,813	3,676	9,489	347	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		603,818	4,659	5,034	9,693	1,005	0
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		12,990	(1,214)	10	(1,204)	0	(23)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		142,800	(20,320)	(4,543)	(24,863)	0	(256)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		580,500	5,887	(9,782)	(3,895)	0	(814)
Pay	1-Day USD-SOFR Compounded-OIS	3.454	Annual	06/30/2029		78,700	(1,752)	(1,351)	(3,103)	0	(129)
Pay	1-Day USD-SOFR Compounded-OIS	3.898	Annual	06/30/2029		84,000	(34)	(1,247)	(1,281)	0	(135)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029		6,700	(288)	(99)	(387)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029		28,300	(1,146)	(408)	(1,554)	0	(46)
Pay	1-Day USD-SOFR Compounded-OIS	3.163	Annual	09/30/2029		17,600	(659)	(230)	(889)	0	(29)
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	09/30/2029		114,200	(3,914)	(1,477)	(5,391)	0	(185)
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		18,700	(415)	(79)	(494)	0	(29)
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		65,100	(1,909)	(259)	(2,168)	0	(102)
Pay	1-Day USD-SOFR Compounded-OIS	3.849	Annual	03/31/2030		9,200	(11)	(114)	(125)	0	(14)
Pay	1-Day USD-SOFR Compounded-OIS	3.857	Annual	03/31/2030		47,500	(37)	(585)	(622)	0	(72)
Pay	1-Day USD-SOFR Compounded-OIS	3.951	Annual	03/31/2030		148,600	657	(1,781)	(1,124)	0	(225)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/22/2030		32,000	(675)	(547)	(1,222)	0	(48)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/22/2030		10,500	(39)	(135)	(174)	0	(15)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		2,800	59	22	81	4	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031		290,400	(1,453)	2,827	1,374	318	0
Receive	1-Day USD-SOFR Compounded-OIS	3.828	Annual	05/15/2032		60,900	35	978	1,013	74	0
Receive	1-Day USD-SOFR Compounded-OIS	3.048	Annual	11/15/2032		168,310	9,846	1,579	11,425	185	0
Receive	1-Day USD-SOFR Compounded-OIS	3.070	Annual	11/15/2032		77,900	4,433	728	5,161	85	0
Receive	1-Day USD-SOFR Compounded-OIS	3.086	Annual	11/15/2032		116,880	6,506	1,090	7,596	128	0
Receive	1-Day USD-SOFR Compounded-OIS	3.104	Annual	11/15/2032		76,300	4,146	709	4,855	84	0
Receive	1-Day USD-SOFR Compounded-OIS	3.106	Annual	11/15/2032		54,500	2,952	507	3,459	60	0
Receive	1-Day USD-SOFR Compounded-OIS	3.127	Annual	11/15/2032		32,000	1,684	296	1,980	35	0
Receive	1-Day USD-SOFR Compounded-OIS	3.159	Annual	11/15/2032		74,350	3,734	685	4,419	81	0
Receive	1-Day USD-SOFR Compounded-OIS	3.173	Annual	11/15/2032		4,100	202	37	239	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.174	Annual	11/15/2032		62,800	3,083	576	3,659	69	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		1,149,479	(47,673)	9,575	(38,098)	0	(957)
Receive	1-Day USD-SOFR Compounded-OIS	2.180	Annual	01/16/2034		50,880	1,454	5,735	7,189	44	0

40	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.600%	Annual	01/17/2034	$	9,400	$(43)	$263	$220	$8	$0
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034		5,300	(22)	(76)	(98)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	3.665	Annual	01/24/2034		4,100	(17)	(56)	(73)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.685	Annual	01/24/2034		29,700	(122)	(355)	(477)	0	(24)
Pay	1-Day USD-SOFR Compounded-OIS	3.860	Annual	02/21/2034		19,800	(89)	83	(6)	0	(15)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	03/05/2034		8,900	(38)	(114)	(152)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	3.700	Annual	03/05/2034		1,450	(6)	(13)	(19)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.710	Annual	03/05/2034		5,650	(21)	(47)	(68)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2034		244,950	14,604	(6,495)	8,109	0	(184)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		998,050	354	3,413	3,767	530	0
Receive	1-Day USD-SOFR Compounded-OIS	3.700	Annual	02/20/2049		88,100	130	297	427	0	(140)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		101,570	33,628	2,862	36,490	0	(150)
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	12/20/2053		345,570	48,861	(23,496)	25,365	0	(749)
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2054		61,200	(7,025)	2,901	(4,124)	0	(150)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		46,600	961	(185)	776	0	(120)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294	Annual	02/10/2027	CHF	127,700	(3,801)	537	(3,264)	0	(11)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		33,300	(1,009)	144	(865)	0	(3)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		30,200	(907)	(213)	(1,120)	0	(2)
Pay(6)	3-Month CNY-CNREPOFIX	2.250	Quarterly	09/18/2029	CNY	11,467,028	8,838	(472)	8,366	0	(87)
Receive(6)	3-Month KRW-KORIBOR	3.250	Quarterly	09/18/2029	KRW	371,609,140	(1,264)	580	(684)	86	0
Pay(6)	3-Month KRW-KORIBOR	3.250	Quarterly	09/18/2034		37,375,540	135	(66)	69	0	(8)
Pay	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024	NZD	693,700	(3,561)	5,878	2,317	0	(74)
Pay	3-Month NZD-BBR	5.000	Semi-Annual	03/20/2025		327,700	(762)	112	(650)	35	0
Pay	3-Month NZD-BBR	5.250	Semi-Annual	03/20/2025		380,700	(327)	125	(202)	46	0
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		110,000	(2,350)	1,494	(856)	35	0
Pay(6)	3-Month NZD-BBR	4.250	Semi-Annual	03/18/2030		345,500	(612)	2,460	1,848	137	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	135,100	(239)	168	(71)	0	(5)
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029		171,800	(1,358)	135	(1,223)	9	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	77,200	(3,953)	769	(3,184)	7	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030		42,200	5,051	(618)	4,433	0	(73)
Pay(6)	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	09/15/2032		41,300	(532)	512	(20)	100	0
Pay(6)	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/15/2032		851,200	(5,508)	10,604	5,096	2,094	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2033		291,700	(4,471)	5,842	1,371	964	0
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	06/21/2033		478,000	(14,106)	9,783	(4,323)	1,639	0
Pay(6)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033		877,900	(3,420)	9,973	6,553	2,182	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	264,500	(1,021)	47	(974)	0	(44)
Pay	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025	EUR	300	(17)	(1)	(18)	0	0
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/18/2026		1,614,800	9,781	(2,510)	7,271	308	0
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	03/19/2027		507,230	5,986	(1,205)	4,781	508	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		19,400	(1,427)	(165)	(1,592)	12	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		32,900	(2,475)	(287)	(2,762)	21	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		25,300	(1,938)	(126)	(2,064)	22	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		39,600	(2,553)	(113)	(2,666)	37	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		18,800	(1,217)	(39)	(1,256)	18	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		1,200	42	(6)	36	3	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	41

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	6-Month EUR-EURIBOR	2.750%	Annual	09/18/2029	EUR	2,320,490	$28,921	$(250)	$28,671	$7,487	$0
Receive(6)	6-Month EUR-EURIBOR	3.000	Annual	03/15/2033		230,010	(3,911)	(2,251)	(6,162)	0	(759)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		22,380	0	(736)	(736)	0	(124)
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		2,061,080	45,144	1,656	46,800	11,110	(13)
Pay	6-Month EUR-EURIBOR	2.250	Annual	09/21/2037		142,090	(8,657)	4,184	(4,473)	948	0
Pay	6-Month EUR-EURIBOR	2.250	Annual	09/21/2042		27,930	(1,969)	918	(1,051)	233	0
Receive(6)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		5,950	2,735	(126)	2,609	0	(48)
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		369,300	(16,913)	(1,960)	(18,873)	0	(4,427)
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	1,363,000	(6,295)	641	(5,654)	0	(82)
Receive	28-Day MXN-TIIE	9.073	Lunar	06/03/2027		154,500	0	46	46	6	0
Receive	28-Day MXN-TIIE	9.260	Lunar	06/03/2027		97,100	0	(4)	(4)	4	0
Receive	28-Day MXN-TIIE	8.760	Lunar	03/01/2029		135,000	0	32	32	0	(1)
Receive	28-Day MXN-TIIE	8.770	Lunar	03/01/2029		35,700	0	8	8	0	0
Receive	28-Day MXN-TIIE	8.720	Lunar	03/07/2029		13,600	0	5	5	0	0
Receive	28-Day MXN-TIIE	8.725	Lunar	03/07/2029		1,000	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	03/07/2029		145,300	0	53	53	0	0
Receive	28-Day MXN-TIIE	8.680	Lunar	05/31/2029		73,200	0	33	33	0	0
Receive	28-Day MXN-TIIE	8.681	Lunar	05/31/2029		70,400	0	31	31	0	0
Receive	28-Day MXN-TIIE	8.683	Lunar	05/31/2029		66,920	0	30	30	0	0
Receive	28-Day MXN-TIIE	8.810	Lunar	05/29/2031		50,000	0	(7)	(7)	0	(1)
Pay	CAONREPO Index	1.276	Semi-Annual	03/03/2025	CAD	34,800	(912)	51	(861)	0	(19)
Pay	CAONREPO Index	1.290	Semi-Annual	03/03/2025		24,300	(635)	36	(599)	0	(14)
Pay(6)	CAONREPO Index	3.500	Annual	05/10/2025		1,406,200	(8,135)	(2,423)	(10,558)	0	(462)
Pay	CAONREPO Index	1.500	Semi-Annual	06/17/2025		73,500	(2,155)	(333)	(2,488)	0	(50)
Pay(6)	CAONREPO Index	4.600	Annual	08/30/2025		275,300	1,097	(426)	671	0	(110)
Pay(6)	CAONREPO Index	3.500	Annual	12/18/2025		1,793,900	(3,461)	(2,193)	(5,654)	0	(484)
Pay	CAONREPO Index	1.000	Semi-Annual	06/16/2026		96,400	(4,824)	(646)	(5,470)	0	(82)
Pay	CAONREPO Index	2.500	Semi-Annual	06/19/2029		107,400	(3,763)	(639)	(4,402)	0	(232)
Pay	CAONREPO Index	1.713	Semi-Annual	10/02/2029		65,800	(4,349)	(775)	(5,124)	0	(81)
Pay	CAONREPO Index	1.900	Semi-Annual	12/18/2029		199,200	(12,612)	(755)	(13,367)	0	(247)
Pay	CAONREPO Index	1.500	Semi-Annual	06/17/2030		240,100	(20,111)	(1,093)	(21,204)	0	(304)
Receive	CAONREPO Index	3.500	Semi-Annual	06/01/2032		176,300	(1,880)	1,570	(310)	188	0
Receive	CAONREPO Index	3.250	Semi-Annual	03/15/2033		116,000	1,801	(252)	1,549	183	0
Receive	CAONREPO Index	3.300	Semi-Annual	06/01/2033		199,200	711	1,841	2,552	307	0
Receive	CAONREPO Index	3.400	Semi-Annual	06/01/2033		82,200	(82)	494	412	126	0
Receive	CAONREPO Index	3.750	Semi-Annual	12/20/2033		140,070	(3,044)	1,153	(1,891)	188	0
Receive	CAONREPO Index	3.500	Semi-Annual	06/18/2034		69,800	(65)	3	(62)	84	0
Pay	CAONREPO Index	2.750	Semi-Annual	12/18/2048		36,900	(3,458)	(23)	(3,481)	0	(19)
Pay	CAONREPO Index	3.250	Semi-Annual	06/21/2053		35,300	116	(871)	(755)	17	0

							$85,338	$131,311	$216,649	$51,801	$(14,981)

Total Swap Agreements							$151,553	$130,573	$282,126	$52,269	$(15,257)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$9,094	$52,299	$61,393	$(72)	$(11,441)	$(15,257)	$(26,770)

(m)

Securities with an aggregate market value of $520,247 and cash of $10,171 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

42	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $54 and liability of $(62) for closed futures and unsettled variation margin asset of $30 for closed swap agreements is outstanding at period end.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2024		AUD	7,798	$		5,113	$32	$0
	04/2024		NZD	31,694			19,321	385	0
	04/2024	$		370		AUD	565	0	(2)
	05/2024		AUD	565	$		370	2	0
BOA	04/2024		DKK	677,768			98,519	488	0
	04/2024		EUR	47,838			51,898	288	0
	04/2024		GBP	152,314			192,860	617	0
	04/2024		IDR	42,933,415			2,713	10	0
	04/2024		JPY	13,674,589			90,724	391	0
	04/2024		KRW	2,599,705			1,937	8	0
	04/2024		SGD	28,521			21,353	214	0
	04/2024	$		518		AUD	791	0	(3)
	04/2024			1,093,134		EUR	1,006,847	0	(6,897)
	04/2024			1,244		JPY	185,300	0	(20)
	05/2024		AUD	792	$		519	3	0
	05/2024		DKK	794,576			115,873	781	0
	05/2024		EUR	1,006,847			1,094,463	6,964	0
	05/2024	$		66,825		JPY	10,051,380	0	(122)
	06/2024		KRW	12,400,654	$		9,533	305	0
	06/2024	$		36,058		IDR	565,249,456	0	(524)
BPS	04/2024		BRL	127,209	$		25,505	141	0
	04/2024		CAD	99,522			73,752	279	0
	04/2024		CHF	34,284			38,208	193	0
	04/2024		CNH	1,038,251			144,538	1,518	0
	04/2024		DKK	521,133			76,259	884	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	43

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2024		GBP	164,342	$		207,868	$443	$0
	04/2024		IDR	88,328,080			5,567	11	(4)
	04/2024		JPY	24,161,450			159,843	235	0
	04/2024		KRW	7,134,842			5,321	27	0
	04/2024		MYR	766,408			163,944	3,203	0
	04/2024	$		246		AUD	379	0	0
	04/2024			25,516		BRL	127,209	0	(152)
	04/2024			53,956		DKK	369,715	0	(481)
	04/2024			155,168		EUR	143,080	0	(806)
	04/2024			503,297		GBP	397,600	0	(1,467)
	04/2024			75,295		JPY	11,029,157	0	(2,438)
	04/2024			1,414		NZD	2,345	0	(12)
	04/2024			1,899		SGD	2,538	0	(18)
	05/2024		BRL	67,864	$		13,574	85	0
	05/2024		DKK	756,676			110,046	444	0
	05/2024		GBP	397,600			503,380	1,470	0
	05/2024		TWD	157,294			5,093	171	0
	05/2024	$		159,843		JPY	24,051,382	0	(233)
	05/2024			240		TWD	7,533	0	(4)
	06/2024		IDR	113,335,758	$		7,200	76	0
	06/2024		KRW	179,875,481			137,800	3,952	0
	06/2024		TWD	7,708,138			249,952	8,201	0
	06/2024	$		14,487		IDR	229,789,178	1	(42)
	06/2024			607		ILS	2,226	0	0
	06/2024			10,168		INR	845,145	0	(57)
	06/2024			9,950		TWD	307,718	0	(299)
	07/2024		BRL	59,847	$		11,899	70	0
	07/2024	$		70,862		PLN	287,146	929	0
	10/2024		DKK	212,700	$		31,191	130	0
BRC	04/2024		CHF	20,808			23,749	677	0
	04/2024		CNH	1,186,238			165,038	1,596	0
	04/2024		GBP	14,214			18,095	154	0
	04/2024		HUF	107,128			295	2	0
	04/2024		IDR	30,808,178			1,938	0	(2)
	04/2024		JPY	10,648,132			81,539	11,187	0
	04/2024		THB	38,204			1,064	16	0
	04/2024	$		6,038		DKK	41,140	0	(87)
	04/2024			3,849		EUR	3,559	0	(9)
	04/2024			1,486		GBP	1,177	0	0
	04/2024			3,087		NOK	32,674	0	(77)
	04/2024			216		ZAR	4,085	0	0
	05/2024		JPY	18,930,000	$		135,539	9,745	0
	05/2024	$		364		NOK	3,919	0	(3)
	06/2024		JPY	19,393,599	$		133,080	3,468	0
	06/2024		KRW	187,492,350			143,774	4,258	0
	06/2024		MXN	22,051			1,289	0	(21)
	06/2024	$		878		CZK	20,277	0	(13)
	06/2024			2,548		INR	211,642	0	(16)
	10/2024		DKK	338,500	$		49,460	28	0
BSH	07/2024		BRL	164,000			32,515	98	0
CBK	04/2024		BRL	226,550	$		45,751	580	0
	04/2024		CNH	924,615			127,994	614	(10)
	04/2024		JPY	5,662,000			40,417	3,003	0
	04/2024		SEK	1,100,285			106,445	3,653	0
	04/2024	$		9,680		AUD	14,718	0	(89)
	04/2024			45,344		BRL	226,550	0	(174)
	04/2024			4,470		DKK	30,435	0	(68)
	04/2024			28,951		GBP	22,874	0	(80)
	04/2024			32,282		SEK	330,345	0	(1,420)

44	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2024		CAD	71,155	$		52,381	$0	$(173)
	05/2024	$		16,474		BRL	82,490	0	(78)
	05/2024			13,159		MXN	223,539	199	0
	06/2024		IDR	967,025	$		62	2	0
	06/2024		ILS	10,249			2,803	6	0
	06/2024		KRW	39,709,555			30,733	1,184	0
	06/2024		PEN	52,237			14,144	121	0
	06/2024	$		5,680		IDR	89,245,837	0	(70)
	06/2024			10,369		KRW	13,510,922	0	(316)
	06/2024			31		TWD	967	0	(1)
	10/2024			15,317		JPY	2,190,000	0	(454)
	01/2026		JPY	2,190,000	$		16,134	424	0
DUB	04/2024		BRL	45,391			9,096	46	0
	04/2024		IDR	123,027,918			7,751	7	0
	04/2024	$		9,030		BRL	45,391	21	0
	05/2024		BRL	45,537	$		9,030	0	(22)
	05/2024	$		20,526		BRL	101,846	0	(282)
	06/2024		KRW	182,706,730	$		140,368	4,413	0
	06/2024		MXN	213,690			12,599	0	(96)
FAR	04/2024		BRL	61,391			12,287	47	0
	04/2024		EUR	1,114,641			1,211,639	9,108	0
	04/2024		JPY	101,589,985			671,891	799	0
	04/2024	$		12,321		BRL	61,391	0	(80)
	05/2024			72,034			359,811	0	(516)
	05/2024			671,891		JPY	101,129,068	0	(779)
	06/2024		MXN	237,971	$		14,062	0	(75)
GLM	04/2024		BRL	5,728	$		1,150	8	0
	04/2024		HUF	4,486			12	0	0
	04/2024		MXN	158,726			9,357	0	(166)
	04/2024	$		1,146		BRL	5,728	0	(4)
	04/2024			8,097		DKK	55,375	0	(88)
	04/2024			1,333		NZD	2,157	0	(44)
	05/2024		MXN	185,938	$		11,049	0	(63)
	06/2024		IDR	85,639,025			5,431	48	0
	06/2024		MYR	138			29	1	0
	06/2024	$		9,855		KRW	12,883,438	0	(268)
	06/2024			26,426		MXN	445,169	43	(22)
	07/2024		BRL	88,300	$		17,827	373	0
	10/2024	$		45,320		JPY	6,410,000	0	(1,817)
	01/2026		JPY	6,410,000	$		47,619	1,637	0
JPM	04/2024		BRL	142,376			28,497	109	0
	04/2024		CAD	883,849			655,037	2,524	0
	04/2024		KRW	5,091,044			3,792	15	0
	04/2024	$		29,123		BRL	142,376	0	(735)
	04/2024			365,045		CNH	2,621,149	0	(3,969)
	05/2024			237		TWD	7,410	0	(5)
	06/2024		IDR	28,488,806	$		1,805	14	0
	06/2024		ILS	75,967			20,855	125	0
	06/2024		INR	2,112,882			25,377	99	0
	06/2024		KRW	183,288,082			141,252	4,866	0
	06/2024		MXN	41,966			2,471	0	(22)
	06/2024		THB	5,261			146	1	0
	06/2024	$		17,638		IDR	278,642,283	0	(121)
	06/2024			4,135		INR	343,309	0	(28)
	07/2024		BRL	55,175	$		11,064	158	0
	10/2024		JPY	15,660,164			127,058	20,777	0
MBC	04/2024		BRL	7,757			1,555	9	0
	04/2024		CNH	1,917,052			266,859	2,776	0
	04/2024		DKK	611,151			91,116	2,721	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	45

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2024		EUR	29,141	$		31,776	$337	$0
	04/2024		IDR	14,808,191			930	0	(2)
	04/2024		JPY	29,176,723			194,688	1,949	0
	04/2024		NOK	338,710			32,366	1,167	0
	04/2024		RON	1,187			260	2	0
	04/2024		THB	2,278,515			63,984	1,451	0
	04/2024	$		2,670		AUD	4,111	9	0
	04/2024			1,553		BRL	7,757	0	(6)
	04/2024			715,182		CAD	969,897	858	0
	04/2024			42,130		DKK	290,490	0	(114)
	04/2024			41,538		EUR	38,134	0	(397)
	04/2024			3,314		GBP	2,625	0	(1)
	04/2024			719,001		JPY	105,326,109	0	(23,228)
	04/2024			4		NOK	39	0	0
	05/2024		CAD	969,479	$		715,182	0	(862)
	05/2024		SEK	767,974			71,974	145	0
	05/2024	$		94,993		DKK	655,070	0	(108)
	05/2024			1,408		NZD	2,345	0	(7)
	05/2024			362		TWD	11,334	0	(7)
	06/2024		ILS	20,238	$		5,569	46	0
	06/2024		JPY	74,150,000			500,795	5,740	0
	06/2024	$		8,143		IDR	128,760,484	0	(49)
	06/2024			7,143		INR	597,940	11	0
	10/2024		JPY	10,540,000	$		84,527	12,995	0
	04/2025		DKK	266,800			39,431	58	0
MYI	04/2024		AUD	12,752			8,376	66	0
	04/2024		BRL	7,753			1,555	9	0
	04/2024		CNH	1,044,202			145,916	2,072	0
	04/2024		CNY	580			82	0	0
	04/2024		JPY	35,822,186			240,989	4,288	0
	04/2024		SGD	28,296			21,275	302	0
	04/2024	$		1,552		BRL	7,753	0	(6)
	04/2024			311		HUF	112,495	0	(3)
	04/2024			799,707		JPY	117,146,000	0	(25,854)
	04/2024			1,399		NZD	2,299	0	(26)
	05/2024		CHF	98,039	$		108,637	0	(422)
	05/2024	$		82		CNY	581	0	0
	05/2024			178,002		JPY	26,791,671	0	(207)
	05/2024			48,276		TWD	1,508,570	0	(1,068)
	06/2024		IDR	165,706,793	$		10,671	254	0
	06/2024		JPY	10,040,000			67,792	829	0
	06/2024		KRW	105,203,224			80,885	2,602	0
	06/2024		MYR	286			61	1	0
	06/2024	$		4,211		IDR	66,543,987	0	(28)
	06/2024			10,118		INR	840,200	0	(66)
	10/2024		DKK	134,400	$		19,474	0	(152)
	10/2024		JPY	5,720,000			46,773	7,953	0
RBC	04/2024		DKK	80,881			11,783	85	0
	04/2024	$		17,957		DKK	122,260	0	(274)
	04/2024			104		MXN	1,843	6	0
	06/2024		TWD	222,455	$		7,099	122	0
	06/2024	$		9,722		MXN	164,253	36	0
RYL	04/2024			6,108		DKK	41,605	0	(91)
SCX	04/2024		CNH	3,152,871	$		438,874	4,545	0
	04/2024		DKK	866,754			126,436	1,071	0
	04/2024		GBP	21,110			26,772	128	0
	04/2024	$		1,893		CAD	2,566	2	0
	04/2024			83		CNY	590	0	0
	04/2024			16,357		NZD	27,238	0	(84)

46	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2024		NZD	27,238	$		16,358	$84	$0
	05/2024	$		1,950		NOK	20,861	0	(27)
	06/2024		KRW	188,640,405	$		144,998	4,629	0
	06/2024	$		18,731		IDR	295,762,928	0	(138)
	06/2024			109,465		INR	9,131,520	19	(237)
SSB	04/2024			1,258		CLP	1,218,731	0	(15)
	05/2024			130,714		MXN	2,221,031	2,009	0
	06/2024		JPY	26,986,401	$		185,095	4,739	0
TOR	04/2024		AUD	63,415			41,563	239	0
	04/2024		CHF	43,366			49,509	1,423	0
	04/2024		JPY	39,610,868			265,037	3,372	0
	04/2024	$		31,459		NOK	330,805	0	(989)
	05/2024		AUD	677	$		442	1	0
	05/2024	$		8,428		JPY	1,270,000	0	0
UAG	04/2024		GBP	72,296	$		91,545	296	0
	04/2024	$		40,997		AUD	62,724	0	(123)
	04/2024			141,110		ZAR	2,642,432	0	(1,770)
	05/2024		AUD	62,724	$		41,032	124	0
	05/2024		JPY	86,310,000			583,574	8,464	0
	06/2024			36,940,000			252,561	5,432	0
	06/2024	$		14,989		TWD	467,896	0	(314)

Total Forward Foreign Currency Contracts								$204,681	$(82,619)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750%	07/15/2024	299,900	$600	$511
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	07/10/2024	162,400	442	278
NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	06/20/2024	1,073,300	2,630	1,890

							$3,672	$2,679

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2052	EUR 97.000	05/23/2025	21,400	$1,620	$9,090

Total Purchased Options					$5,292	$11,769

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	47

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250%	07/15/2024	299,900	$(300)	$(73)
BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	21,400	(1,620)	(7,781)
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	800	(6)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	800	(6)	(18)
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	7,600	(59)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	7,600	(59)	(163)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250	07/10/2024	162,400	(244)	(37)
FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	38,100	(298)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	38,100	(298)	(862)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	65,400	(217)	(211)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	65,400	(217)	(78)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	39,650	(112)	(145)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	39,650	(112)	(69)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	13,700	(107)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	13,700	(107)	(309)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	14,600	(110)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	14,600	(110)	(323)
JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	126,000	(890)	(50)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	23,800	(88)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	22,100	(81)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	18,100	(66)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	23,800	(88)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	22,100	(81)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	18,100	(66)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	22,000	(61)	(81)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	22,000	(61)	(38)
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	14,900	(115)	0

48	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785%	04/08/2024	14,900	$(115)	$(321)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	16,100	(123)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	16,100	(123)	(339)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250	06/20/2024	1,073,300	(1,342)	(188)

Total Written Options							$(7,282)	$(11,086)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
GST	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2029	0.383%	$30,200	$(882)	$0	$0	$(882)
MYC	South Korea Government International Bond	(1.000)	Quarterly	06/20/2029	0.383	30,400	(887)	(1)	0	(888)

							$(1,769)	$(1)	$0	$(1,770)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.148%	$7,820	$(188)	$270	$82	$0
BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.148	20,100	(487)	699	212	0
CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.148	4,380	(106)	152	46	0

							$(781)	$1,121	$340	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Payable/ (Receivable)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD 101,200	$76,244	$486	$(246)	$240	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	49

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Payable/ (Receivable)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.591% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	02/03/2026	$ 100,739	JPY 14,889,200	$(425)	$75	$0	$(350)
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.605% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	03/19/2026	117,487	17,253,000	(406)	66	0	(340)
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.605% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	03/19/2026	449,645	66,003,400	3,027	252	3,279	0
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.605% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	03/19/2026	117,570	17,229,900	(165)	66	0	(99)
BRC	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.590% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	02/03/2026	87,891	12,304,800	4,523	59	4,582	0
CBK	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.586% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	02/03/2026	99,761	14,714,700	(217)	69	0	(148)
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.600% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	01/21/2026	223,478	31,130,500	12,080	172	12,252	0
	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD 87,700	$ 60,513	13	223	236	0

50	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD 86,300	$ 59,547	$(319)	$223	$0	$(96)
GST	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.610% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	01/21/2026	$ 190,159	JPY 26,489,100	11,408	163	11,571	0
MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.298% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/14/2030	AUD 32,300	$ 23,204	173	(56)	117	0

							$30,178	$1,066	$32,277	$(1,033)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	3-Month MYR-KLIBOR	3.500%	Quarterly	03/20/2029	MYR	1,549,000	$2,044	$370	$2,414	$0
	Receive	3-Month MYR-KLIBOR	3.750	Quarterly	09/20/2033		277,980	1,761	(1,175)	586	0

								$3,805	$(805)	$3,000	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.128% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2024	$229,500	$2,900	$(2,868)	$32	$0
JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.128% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2024	153,000	1,933	(1,883)	50	0

								$4,833	$(4,751)	$82	$0

Total Swap Agreements								$36,266	$(3,370)	$35,699	$(2,803)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	51

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$419	$0	$240	$659	$(2)	$0	$0	$(2)	$657	$(150)	$507
BOA	10,069	511	82	10,662	(7,566)	(73)	0	(7,639)	3,023	(1,840)	1,183
BPS	22,463	9,090	3,311	34,864	(6,013)	(7,781)	(789)	(14,583)	20,281	(16,854)	3,427
BRC	31,131	0	4,794	35,925	(228)	0	0	(228)	35,697	(30,870)	4,827
BSH	98	0	0	98	0	0	0	0	98	0	98
CBK	9,786	0	12,534	22,320	(2,933)	(18)	(148)	(3,099)	19,221	(6,654)	12,567
DUB	4,487	278	0	4,765	(400)	(200)	0	(600)	4,165	(4,020)	145
FAR	9,954	0	0	9,954	(1,450)	(1,365)	0	(2,815)	7,139	(4,341)	2,798
GLM	2,110	0	0	2,110	(2,472)	(632)	(96)	(3,200)	(1,090)	637	(453)
GST	0	0	14,571	14,571	0	0	(882)	(882)	13,689	(2,170)	11,519
JPM	28,688	0	50	28,738	(4,880)	(50)	0	(4,930)	23,808	(26,875)	(3,067)
MBC	30,274	0	0	30,274	(24,781)	0	0	(24,781)	5,493	(4,130)	1,363
MYC	0	0	117	117	0	(119)	(888)	(1,007)	(890)	1,112	222
MYI	18,376	0	0	18,376	(27,832)	0	0	(27,832)	(9,456)	10,100	644
NGF	0	1,890	0	1,890	0	(848)	0	(848)	1,042	(1,336)	(294)
RBC	249	0	0	249	(274)	0	0	(274)	(25)	0	(25)
RYL	0	0	0	0	(91)	0	0	(91)	(91)	43	(48)
SCX	10,478	0	0	10,478	(486)	0	0	(486)	9,992	(9,020)	972
SSB	6,748	0	0	6,748	(15)	0	0	(15)	6,733	(7,030)	(297)
TOR	5,035	0	0	5,035	(989)	0	0	(989)	4,046	(4,065)	(19)
UAG	14,316	0	0	14,316	(2,207)	0	0	(2,207)	12,109	(11,749)	360

Total Over the Counter	$204,681	$11,769	$35,699	$252,149	$(82,619)	$(11,086)	$(2,803)	$(96,508)

(o)

Securities with an aggregate market value of $11,890 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

52	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$54	$0	$0	$0	$9,040	$9,094
Swap Agreements	0	490	0	0	51,809	52,299

	$54	$490	$0	$0	$60,849	$61,393

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$204,681	$0	$204,681
Purchased Options	0	0	0	0	11,769	11,769
Swap Agreements	0	340	0	32,277	3,082	35,699

	$0	$340	$0	$236,958	$14,851	$252,149

	$54	$830	$0	$236,958	$75,700	$313,542

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$72	$72
Futures	62	0	0	0	11,379	11,441
Swap Agreements	0	276	0	0	14,981	15,257

	$62	$276	$0	$0	$26,432	$26,770

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$82,619	$0	$82,619
Written Options	0	0	0	0	11,086	11,086
Swap Agreements	0	1,770	0	1,033	0	2,803

	$0	$1,770	$0	$83,652	$11,086	$96,508

	$62	$2,046	$0	$83,652	$37,518	$123,278

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	53

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2,253	$2,253
Futures	0	0	0	0	140,594	140,594
Swap Agreements	0	1,410	0	0	83,299	84,709

	$0	$1,410	$0	$0	$226,146	$227,556

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$703,058	$0	$703,058
Purchased Options	0	0	0	(459)	(2,823)	(3,282)
Written Options	0	0	0	1,254	13,715	14,969
Swap Agreements	0	3,128	0	47	974	4,149

	$0	$3,128	$0	$703,900	$11,866	$718,894

	$0	$4,538	$0	$703,900	$238,012	$946,450

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(141)	$(141)
Futures	0	0	0	0	(17,526)	(17,526)
Swap Agreements	0	8,293	0	0	69,330	77,623

	$0	$8,293	$0	$0	$51,663	$59,956

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$76,610	$0	$76,610
Purchased Options	0	0	0	0	(3,412)	(3,412)
Written Options	0	0	0	0	11,424	11,424
Swap Agreements	0	(3,020)	0	1,366	4,378	2,724

	$0	$(3,020)	$0	$77,976	$12,390	$87,346

	$0	$5,273	$0	$77,976	$64,053	$147,302

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$3,078	$0	$3,078
Australia
Non-Agency Mortgage-Backed Securities	0	465	0	465
Sovereign Issues	0	12,978	0	12,978
Belgium
Corporate Bonds & Notes	0	8,073	0	8,073
Brazil
Sovereign Issues	0	56,518	0	56,518
Canada
Corporate Bonds & Notes	0	32,981	0	32,981
Non-Agency Mortgage-Backed Securities	0	19,403	0	19,403
Sovereign Issues	0	402,360	0	402,360

54	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Cayman Islands
Asset-Backed Securities	$0	$695,887	$21,714	$717,601
Corporate Bonds & Notes	0	16,317	0	16,317
Sovereign Issues	0	9,900	0	9,900
Chile
Sovereign Issues	0	14,200	0	14,200
China
Sovereign Issues	0	559,204	0	559,204
Denmark
Corporate Bonds & Notes	0	426,325	0	426,325
France
Corporate Bonds & Notes	0	130,888	0	130,888
Sovereign Issues	0	219,466	0	219,466
Germany
Corporate Bonds & Notes	0	161,326	0	161,326
Hungary
Sovereign Issues	0	32,433	0	32,433
Ireland
Asset-Backed Securities	0	195,250	0	195,250
Corporate Bonds & Notes	0	13,593	0	13,593
Non-Agency Mortgage-Backed Securities	0	1,978	0	1,978
Israel
Sovereign Issues	0	103,942	0	103,942
Italy
Corporate Bonds & Notes	0	62,196	0	62,196
Sovereign Issues	0	40,107	0	40,107
Japan
Corporate Bonds & Notes	0	40,524	0	40,524
Sovereign Issues	0	880,233	0	880,233
Jersey, Channel Islands
Asset-Backed Securities	0	19,131	0	19,131
Corporate Bonds & Notes	0	0	3,780	3,780
Luxembourg
Corporate Bonds & Notes	0	1,286	0	1,286
Malaysia
Corporate Bonds & Notes	0	9,841	0	9,841
Sovereign Issues	0	161,489	0	161,489
Mexico
Sovereign Issues	0	57,333	0	57,333
Netherlands
Corporate Bonds & Notes	0	42,003	0	42,003
New Zealand
Sovereign Issues	0	6,972	0	6,972
Norway
Sovereign Issues	0	12,646	0	12,646
Peru
Sovereign Issues	0	17,546	0	17,546
Poland
Sovereign Issues	0	93,991	0	93,991
Qatar
Corporate Bonds & Notes	0	13,020	0	13,020
Romania
Sovereign Issues	0	124,674	0	124,674
Saudi Arabia
Corporate Bonds & Notes	0	1,013	0	1,013
Sovereign Issues	0	176,144	0	176,144
Serbia
Loan Participations and Assignments	0	0	28,132	28,132

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	55

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Singapore
Sovereign Issues	$0	$31,416	$0	$31,416
South Korea
Sovereign Issues	0	600,809	0	600,809
Spain
Corporate Bonds & Notes	0	14,016	0	14,016
Sovereign Issues	0	183,264	0	183,264
Supranational
Corporate Bonds & Notes	0	9,327	0	9,327
Switzerland
Corporate Bonds & Notes	0	148,450	0	148,450
United Arab Emirates
Corporate Bonds & Notes	0	6,847	0	6,847
United Kingdom
Corporate Bonds & Notes	0	372,777	0	372,777
Non-Agency Mortgage-Backed Securities	0	256,430	0	256,430
Sovereign Issues	0	195,646	0	195,646
United States
Asset-Backed Securities	0	467,718	266	467,984
Corporate Bonds & Notes	0	568,230	0	568,230
Loan Participations and Assignments	0	17,534	4,677	22,211
Municipal Bonds & Notes	0	23,201	0	23,201
Non-Agency Mortgage-Backed Securities	0	695,226	1,111	696,337
Preferred Securities	0	9,725	0	9,725
U.S. Government Agencies	0	6,336,428	0	6,336,428
U.S. Treasury Obligations	0	1,570,357	0	1,570,357
Short-Term Instruments
Commercial Paper	0	20,647	0	20,647
Repurchase Agreements	0	4,840	0	4,840
Short-Term Notes	0	261	0	261
Japan Treasury Bills	0	384,603	0	384,603
U.S. Treasury Bills	0	5,513	0	5,513

	$0	$16,799,979	$59,680	$16,859,659

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$964,825	$0	$0	$964,825

Total Investments	$964,825	$16,799,979	$59,680	$17,824,484

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,963,853)	$0	$(2,963,853)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,992	57,317	0	61,309
Over the counter	0	252,149	0	252,149

	$3,992	$309,466	$0	$313,458

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8,079)	(18,629)	0	(26,708)
Over the counter	0	(96,508)	0	(96,508)

	$(8,079)	$(115,137)	$0	$(123,216)

Total Financial Derivative Instruments	$(4,087)	$194,329	$0	$190,242

Totals	$960,738	$14,030,455	$59,680	$15,050,873

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

56	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Notes to Financial Statements

March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed

ANNUAL REPORT	MARCH 31, 2024	57

Notes to Financial Statements (Cont.)

from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2024, if any, are disclosed in the Statement of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(d) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

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(e) Distributions to Shareholders Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and

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Notes to Financial Statements (Cont.)

other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more

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(and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

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Notes to Financial Statements (Cont.)

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual

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loan; any new borrower-or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S.

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Notes to Financial Statements (Cont.)

GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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March 31, 2024

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2024	65

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$644,350	$35,505	$0	$0	$9,763	$689,618	$35,091	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$720,339	$11,517,182	$(11,963,200)	$953	$(67)	$275,207	$56,377	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such

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March 31, 2024

fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a

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Notes to Financial Statements (Cont.)

borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time

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March 31, 2024

of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2024, as applicable, are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

70	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2024

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the

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Notes to Financial Statements (Cont.)

agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

72	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2024

During the period ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not

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Notes to Financial Statements (Cont.)

considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds use a specified exchange-traded fund as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

74	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2024

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default

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Notes to Financial Statements (Cont.)

swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Asset Swap Agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

76	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2024

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under

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Notes to Financial Statements (Cont.)

the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The net of the notional amount received/delivered, when translated to USD at the trade date, represents an upfront payable/receivable. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ”cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ”floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

78	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2024

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

ANNUAL REPORT	MARCH 31, 2024	79

Notes to Financial Statements (Cont.)

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

80	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2024

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some

ANNUAL REPORT	MARCH 31, 2024	81

Notes to Financial Statements (Cont.)

fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

82	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2024

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty

ANNUAL REPORT	MARCH 31, 2024	83

Notes to Financial Statements (Cont.)

and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination.

84	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2024

Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

ANNUAL REPORT	MARCH 31, 2024	85

Notes to Financial Statements (Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

86	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2024

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $66,265.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure

ANNUAL REPORT	MARCH 31, 2024	87

Notes to Financial Statements (Cont.)

under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$85,031,077	$80,377,716	$4,801,364	$2,851,925

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	308,759	$2,954,714	463,556	$4,484,371

I-2	131,386	1,259,522	213,571	2,047,582

I-3	11,140	107,316	5,039	49,107

Administrative Class	1,665	15,950	3,283	31,898

Class A	19,362	185,609	16,802	162,350

Class C	165	1,590	275	2,635

Class R	1,177	11,413	676	6,510

Issued as reinvestment of distributions

Institutional Class	28,295	271,886	32,693	312,870

I-2	3,059	29,384	4,676	44,834

I-3	430	4,148	508	4,869

Administrative Class	212	2,032	341	3,268

Class A	1,644	15,788	2,604	24,934

Class C	52	496	102	978

Class R	146	1,403	217	2,073

88	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2024

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(208,622)	$(2,000,834)	(409,331)	$(3,965,701)

I-2	(116,295)	(1,110,860)	(159,869)	(1,548,108)

I-3	(4,098)	(39,291)	(7,933)	(76,413)

Administrative Class	(4,257)	(40,647)	(4,892)	(47,145)

Class A	(28,968)	(277,298)	(32,618)	(317,260)

Class C	(1,051)	(10,033)	(1,587)	(15,358)

Class R	(1,214)	(11,667)	(1,741)	(16,859)

Net increase (decrease) resulting from Fund share transactions	142,987	$1,370,621	126,372	$1,191,435

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, four persons owned of record or beneficially 10% or more of the Fund’s total outstanding shares comprising 62% of the Fund.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	MARCH 31, 2024	89

Notes to Financial Statements (Cont.)

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$5,924	$96,721	$(912,399)	$(12,842)	$0	$0	$(8,303)	$(830,899)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, sale/buyback transactions, passive foreign investment companies (PFICs), interest accrued on defaulted securities, short sale loss deferrals, and return of capital distributions from underlying funds.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$16,198,182	$583,335	$(1,493,686)	$(910,351)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, sale/buyback transactions, passive foreign investment companies (PFICs), interest accrued on defaulted securities, short sale loss deferrals, and return of capital distributions from underlying funds.

90	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2024

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$432,475	$0	$0	$288,204	$208,915	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2024	91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO International Bond Fund (U.S. Dollar-Hedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO International Bond Fund (U.S. Dollar-Hedged) (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

92	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPS	J.P. Morgan Securities LLC
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	NGF	Nomura Global Financial Products, Inc.
BSN	The Bank of Nova Scotia - Toronto	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RCY	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	NatWest Markets Plc
FAR	Wells Fargo Bank National Association	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CAONREPO	Canadian Overnight Repo Rate Average	SIBCSORA	Singapore Overnight Rate Average
CDX.IG	Credit Derivatives Index - Investment Grade	SOFRRATE	Secured Overnight Financing Rate
CNREPOFIX	China Fixing Repo Rates 7-Day	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	SRFXON3	Swiss Overnight Rate Average (6PM)
EUR006M	6 Month EUR Swap Rate	TSFR1M	Term SOFR 1-Month
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	TSFR3M	Term SOFR 3-Month
MUTKCALM	Tokyo Overnight Average Rate

ANNUAL REPORT	MARCH 31, 2024	93

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	MIBOR	Mumbai Interbank Offered Rate
BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor
BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	PIK	Payment-in-Kind
CLO	Collateralized Loan Obligation	PRIBOR	Prague Interbank Offered Rate
DAC	Designated Activity Company	STIBOR	Stockholm Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
KLIBOR	Kuala Lumpur Interbank Offered Rate	TBD	To-Be-Determined
KORIBOR	Korea Interbank Offered Rate	THB-THORON	Thai Overnight Repurchase Rate
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

94	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0%	0%	$162,693	$0	$187,456

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the fund below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the fund as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO International Bond Fund (U.S. Dollar-Hedged)	0%

ANNUAL REPORT	MARCH 31, 2024	95

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

96	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	97

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

98	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2024	99

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

100	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	MARCH 31, 2024	101

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

102	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3019AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO Investment Grade Credit Bond Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Important Information About the PIMCO Investment Grade Credit Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Investment Grade Credit Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

4	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Investment Grade Credit Bond Fund	04/28/00	04/28/00	04/30/08	04/27/18	09/30/02	07/30/04	07/30/04	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is

6	PIMCO INVESTMENT GRADE CREDIT BOND FUND

electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	MARCH 31, 2024	7

PIMCO Investment Grade Credit Bond Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Credit Bond Fund Institutional Class	4.50%	1.10%	2.93%	6.04%
PIMCO Investment Grade Credit Bond Fund I-2	4.39%	1.00%	2.82%	5.94%
PIMCO Investment Grade Credit Bond Fund I-3	4.34%	0.95%	2.77%	5.88%
PIMCO Investment Grade Credit Bond Fund Administrative Class	4.24%	0.85%	2.67%	5.77%
PIMCO Investment Grade Credit Bond Fund Class A	4.08%	0.70%	2.52%	5.62%
PIMCO Investment Grade Credit Bond Fund Class A (adjusted)	0.14%	(0.06)%	2.12%	5.45%
PIMCO Investment Grade Credit Bond Fund Class C	3.31%	(0.05)%	1.75%	4.83%
PIMCO Investment Grade Credit Bond Fund Class C (adjusted)	2.31%	(0.05)%	1.75%	4.83%
Bloomberg U.S. Credit Index	4.15%	1.39%	2.49%	4.89%
Lipper Corporate Debt Funds BBB-Rated Funds Average	3.84%	1.23%	2.27%	4.79%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 1.04% for Institutional Class shares, 1.14% for I-2 shares, 1.24% for I-3 shares, 1.29% for Administrative Class shares, 1.44% for Class A shares, and 2.19% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Institutional Class - PIGIX	I-2 - PBDPX	I-3 - PCNNX	Administrative Class - PGCAX
Class A - PBDAX	Class C - PBDCX

Allocation Breakdown as of March 31, 2024†§

Banking & Finance	28.4%
Industrials	24.0%
U.S. Treasury Obligations	13.6%
U.S. Government Agencies	9.1%
Utilities	8.3%
Preferred Securities	4.5%
Asset-Backed Securities	4.3%
Sovereign Issues	2.7%
Non-Agency Mortgage-Backed Securities	2.2%
Short-Term Instruments‡	1.3%
Loan Participations and Assignments	1.1%
Other	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the banking sector, notably overweight exposure to a U.S. global systemically important financial institution, contributed to performance, as spreads tightened.

»	Overweight exposure to the brokerage sector contributed to performance, as the sector outperformed the broader Bloomberg U.S. Credit Index.

»	Security selection within the pipeline sector, notably overweight exposure to an American pipeline operator, contributed to performance, as spreads tightened.

»	Security selection within the healthcare sector, notably underweight exposure to a branded pharmaceutical company, detracted from performance, as spreads tightened.

»	Security selection within the food and beverage sector, notably underweight exposure to a large brewery company, detracted from performance, as spreads tightened.

»	Security selection within the retail sector, notably underweight exposure to a home improvement retailer, detracted from performance, as spreads tightened.

ANNUAL REPORT	MARCH 31, 2024	9

Expense Example PIMCO Investment Grade Credit Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,079.80	$6.21	$1,000.00	$1,018.90	$6.02	1.20%
I-2	1,000.00	1,079.30	6.72	1,000.00	1,018.40	6.52	1.30
I-3	1,000.00	1,079.00	6.98	1,000.00	1,018.15	6.77	1.35
Administrative Class	1,000.00	1,078.50	7.49	1,000.00	1,017.65	7.27	1.45
Class A	1,000.00	1,077.70	8.27	1,000.00	1,016.91	8.02	1.60
Class C	1,000.00	1,073.70	12.12	1,000.00	1,013.18	11.76	2.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. Credit Index	Bloomberg U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Bloomberg Credit Investment Grade Index.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	11

Financial Highlights PIMCO Investment Grade Credit Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2024	$8.88	$0.33	$0.06	$0.39	$(0.33)	$0.00	$(0.03)	$(0.36)

03/31/2023	9.75	0.32	(0.82)	(0.50)	(0.37)	0.00	0.00	(0.37)

03/31/2022	10.72	0.34	(0.82)	(0.48)	(0.40)	(0.09)	0.00	(0.49)

03/31/2021	10.16	0.33	0.64	0.97	(0.37)	(0.04)	0.00	(0.41)

03/31/2020	10.35	0.39	(0.15)	0.24	(0.43)	0.00	0.00	(0.43)

I-2

03/31/2024	8.88	0.32	0.06	0.38	(0.32)	0.00	(0.03)	(0.35)

03/31/2023	9.75	0.31	(0.82)	(0.51)	(0.36)	0.00	0.00	(0.36)

03/31/2022	10.72	0.33	(0.82)	(0.49)	(0.39)	(0.09)	0.00	(0.48)

03/31/2021	10.16	0.32	0.64	0.96	(0.36)	(0.04)	0.00	(0.40)

03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)

I-3

03/31/2024	8.88	0.32	0.05	0.37	(0.31)	0.00	(0.03)	(0.34)

03/31/2023	9.75	0.30	(0.82)	(0.52)	(0.35)	0.00	0.00	(0.35)

03/31/2022	10.72	0.33	(0.83)	(0.50)	(0.38)	(0.09)	0.00	(0.47)

03/31/2021	10.16	0.31	0.64	0.95	(0.35)	(0.04)	0.00	(0.39)

03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)

Administrative Class

03/31/2024	8.88	0.31	0.05	0.36	(0.30)	0.00	(0.03)	(0.33)

03/31/2023	9.75	0.30	(0.83)	(0.53)	(0.34)	0.00	0.00	(0.34)

03/31/2022	10.72	0.32	(0.83)	(0.51)	(0.37)	(0.09)	0.00	(0.46)

03/31/2021	10.16	0.30	0.64	0.94	(0.34)	(0.04)	0.00	(0.38)

03/31/2020	10.35	0.37	(0.15)	0.22	(0.41)	0.00	0.00	(0.41)

Class A

03/31/2024	8.88	0.30	0.05	0.35	(0.29)	0.00	(0.03)	(0.32)

03/31/2023	9.75	0.28	(0.82)	(0.54)	(0.33)	0.00	0.00	(0.33)

03/31/2022	10.72	0.30	(0.83)	(0.53)	(0.35)	(0.09)	0.00	(0.44)

03/31/2021	10.16	0.29	0.63	0.92	(0.32)	(0.04)	0.00	(0.36)

03/31/2020	10.35	0.35	(0.15)	0.20	(0.39)	0.00	0.00	(0.39)

12	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.91	4.50%	$5,384,982	1.09%	1.09%	0.50%	0.50%	3.83%	150%

8.88	(5.07)	5,372,945	1.04	1.04	0.50	0.50	3.54	78

9.75	(4.83)	8,198,437	0.51	0.51	0.50	0.50	3.21	89

10.72	9.51	10,087,718	0.52	0.52	0.50	0.50	3.00	173

10.16	2.17	7,770,682	0.85	0.85	0.50	0.50	3.65	213

8.91	4.39	5,673,929	1.19	1.19	0.60	0.60	3.73	150

8.88	(5.16)	5,750,592	1.14	1.14	0.60	0.60	3.44	78

9.75	(4.93)	6,370,209	0.61	0.61	0.60	0.60	3.11	89

10.72	9.40	6,892,128	0.62	0.62	0.60	0.60	2.90	173

10.16	2.08	4,864,454	0.95	0.95	0.60	0.60	3.53	213

8.91	4.34	109,883	1.24	1.29	0.65	0.70	3.67	150

8.88	(5.21)	122,874	1.19	1.24	0.65	0.70	3.40	78

9.75	(4.97)	86,492	0.66	0.71	0.65	0.70	3.07	89

10.72	9.34	103,026	0.67	0.72	0.65	0.70	2.86	173

10.16	2.02	104,412	1.00	1.05	0.65	0.70	3.49	213

8.91	4.24	22,789	1.34	1.34	0.75	0.75	3.56	150

8.88	(5.31)	32,810	1.29	1.29	0.75	0.75	3.30	78

9.75	(5.07)	50,691	0.76	0.76	0.75	0.75	2.93	89

10.72	9.23	116,339	0.77	0.77	0.75	0.75	2.76	173

10.16	1.91	115,603	1.10	1.10	0.75	0.75	3.39	213

8.91	4.08	764,931	1.49	1.49	0.90	0.90	3.42	150

8.88	(5.45)	871,404	1.44	1.44	0.90	0.90	3.15	78

9.75	(5.21)	1,122,903	0.91	0.91	0.90	0.90	2.81	89

10.72	9.07	1,500,859	0.92	0.92	0.90	0.90	2.61	173

10.16	1.76	1,390,384	1.25	1.25	0.90	0.90	3.25	213

ANNUAL REPORT	MARCH 31, 2024	13

Financial Highlights PIMCO Investment Grade Credit Bond Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

03/31/2024	$8.88	$0.23	$0.06	$0.29	$(0.23)	$0.00	$(0.03)	$(0.26)

03/31/2023	9.75	0.21	(0.82)	(0.61)	(0.26)	0.00	0.00	(0.26)

03/31/2022	10.72	0.22	(0.83)	(0.61)	(0.27)	(0.09)	0.00	(0.36)

03/31/2021	10.16	0.20	0.64	0.84	(0.24)	(0.04)	0.00	(0.28)

03/31/2020	10.35	0.27	(0.15)	0.12	(0.31)	0.00	0.00	(0.31)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

14	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.91	3.31%	$86,264	2.24%	2.24%	1.65%	1.65%	2.66%	150%

8.88	(6.16)	115,151	2.19	2.19	1.65	1.65	2.40	78

9.75	(5.92)	167,467	1.66	1.66	1.65	1.65	2.05	89

10.72	8.26	254,017	1.67	1.67	1.65	1.65	1.86	173

10.16	1.01	358,653	2.00	2.00	1.65	1.65	2.51	213

ANNUAL REPORT	MARCH 31, 2024	15

Statement of Assets and Liabilities PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$14,443,458
Investments in Affiliates	163,776

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,489
Over the counter	11,939
Cash	1,102
Deposits with counterparty	16,157
Foreign currency, at value	15,818
Receivable for investments sold	70,785
Receivable for investments sold on a delayed-delivery basis	218,602
Receivable for TBA investments sold	1,105,930
Receivable for Fund shares sold	10,395
Interest and/or dividends receivable	140,834
Dividends receivable from Affiliates	1,173
Reimbursement receivable from PIMCO	5

Total Assets	16,201,463

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$269,148
Payable for sale-buyback transactions	1,309,330

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,369
Over the counter	6,165
Payable for investments purchased	101,410
Payable for investments in Affiliates purchased	1,224
Payable for TBA investments purchased	2,408,794
Payable for unfunded loan commitments	3,174
Deposits from counterparty	10,207
Payable for Fund shares redeemed	25,527
Distributions payable	14,278
Accrued investment advisory fees	2,535
Accrued supervisory and administrative fees	3,140
Accrued distribution fees	60
Accrued servicing fees	181
Foreign capital gains tax payable	10
Other liabilities	133

Total Liabilities	4,158,685

Commitments and Contingent Liabilities^

Net Assets	$12,042,778

Net Assets Consist of:

Paid in capital	$14,571,969
Distributable earnings (accumulated loss)	(2,529,191)

Net Assets	$12,042,778

Cost of investments in securities	$15,552,884
Cost of investments in Affiliates	$163,776
Cost of foreign currency held	$16,114
Cost or premiums of financial derivative instruments, net	$32,407

* Includes repurchase agreements of:	$21,337

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

16	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

Net Assets:

Institutional Class	$5,384,982
I-2	5,673,929
I-3	109,883
Administrative Class	22,789
Class A	764,931
Class C	86,264

Shares Issued and Outstanding:

Institutional Class	604,462
I-2	636,896
I-3	12,334
Administrative Class	2,558
Class A	85,863
Class C	9,683

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.91
I-2	8.91
I-3	8.91
Administrative Class	8.91
Class A	8.91
Class C	8.91

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2024	17

Statement of Operations PIMCO Investment Grade Credit Bond Fund

Year Ended March 31, 2024
(Amounts in thousands†)

Investment Income:

Interest	$570,323
Dividends, net of foreign taxes*	6,642
Dividends from Investments in Affiliates	15,726
Miscellaneous income	862
Total Income	593,553

Expenses:

Investment advisory fees	30,187
Supervisory and administrative fees	37,494
Distribution and/or servicing fees - Administrative Class	72
Distribution and/or servicing fees - Class A	1,994
Distribution and/or servicing fees - Class C	981
Trustee fees	81
Interest expense	71,176
Miscellaneous expense	9
Total Expenses	141,994
Waiver and/or Reimbursement by PIMCO	(57)
Net Expenses	141,937

Net Investment Income (Loss)	451,616

Net Realized Gain (Loss):

Investments in securities	(659,378)
Investments in Affiliates	202
Exchange-traded or centrally cleared financial derivative instruments	68,671
Over the counter financial derivative instruments	(2,498)
Foreign currency	629

Net Realized Gain (Loss)	(592,374)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	619,343
Investments in Affiliates	18
Exchange-traded or centrally cleared financial derivative instruments	(13,181)
Over the counter financial derivative instruments	8,395
Foreign currency assets and liabilities	(59)

Net Change in Unrealized Appreciation (Depreciation)	614,516

Net Increase (Decrease) in Net Assets Resulting from Operations	$473,758

* Foreign tax withholdings - Dividends	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$451,616	$475,184
Net realized gain (loss)	(592,374)	(701,225)
Net change in unrealized appreciation (depreciation)	614,516	(670,694)

Net Increase (Decrease) in Net Assets Resulting from Operations	473,758	(896,735)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(198,407)	(276,926)
I-2	(209,031)	(230,721)
I-3	(4,104)	(3,393)
Administrative Class	(1,008)	(1,443)
Class A	(26,640)	(34,647)
Class C	(2,539)	(3,869)

Tax basis return of capital
Institutional Class	(18,710)	0
I-2	(20,235)	0
I-3	(404)	0
Administrative Class	(102)	0
Class A	(2,814)	0
Class C	(346)	0

Total Distributions(a)	(484,340)	(550,999)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(212,416)	(2,282,689)

Total Increase (Decrease) in Net Assets	(222,998)	(3,730,423)

Net Assets:

Beginning of year	12,265,776	15,996,199
End of year	$12,042,778	$12,265,776

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	19

Schedule of Investments PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.4%

Altice France SA
9.442% (EUR003M + 5.500%) due 08/15/2028 ~	EUR	952	$804

Asurion Corp.
9.677% due 08/19/2028		$499	483

Avolon TLB Borrower 1 U.S. LLC
7.329% (TSFR1M + 2.000%) due 06/22/2028 ~		12,691	12,709

Caesars Entertainment Corp.
8.040% (TSFR03M + 2.750%) due 02/06/2031 ~		11,000	11,022

Carnival Corp.
8.319% (TSFR1M + 3.000%) due 08/08/2027 ~		7,245	7,265

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~		23,437	20,806

Catalent Pharma Solutions, Inc.
8.329% (TSFR1M + 3.000%) due 02/22/2028 ~		1,600	1,606

Charter Communications Operating LLC
7.076% (TSFR1M + 1.750%) due 02/01/2027 ~		7,717	7,724
7.302% - 7.329% (TSFR03M + 2.000%) due 12/07/2030 ~		14,000	13,876

Chromalloy Corp.
TBD% due 03/27/2031		8,400	8,386

Citadel Securities LP
7.577% (TSFR1M + 2.250%) due 07/29/2030 ~		2,786	2,787

Cotiviti, Inc.
TBD% due 02/21/2031		17,400	17,378

Delos Aircraft Designated Activity Co.
7.302% (TSFR03M + 2.000%) due 10/31/2027 ~		17,400	17,465

Diamond Sports Group LLC
TBD% due 05/25/2026		1,350	1,299

DirecTV Financing LLC
10.695% (TSFR1M + 5.250%) due 08/02/2029 ~		1,100	1,101

Encina Private Credit LLC
TBD% - 9.134% due 11/30/2025 «µ		9,558	9,419

Forward Air Corp.
9.827% (TSFR1M + 4.500%) due 12/19/2030 ~		4,644	4,586

Oi SA
12.500% due 09/07/2024		1,495	1,488

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ontario Gaming GTA LP
9.559% (TSFR03M + 4.250%) due 08/01/2030 ~	$5,889	$5,916

Red Rock Resorts
TBD% due 03/14/2031	4,100	4,099

Setanta Aircraft Leasing DAC
7.564% (TSFR03M + 2.000%) due 11/05/2028 ~	10,000	10,032

SkyMiles IP Ltd.
9.068% (TSFR03M + 3.750%) due 10/20/2027 ~	1,950	2,014

Vistra Zero Operating Co. LLC
TBD% due 03/20/2031	1,800	1,802

Wand NewCo 3, Inc.
9.080% (TSFR1M + 3.750%) due 01/30/2031 ~	1,200	1,205

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029	1,829	1,189

Total Loan Participations and Assignments (Cost $169,227)		166,461

CORPORATE BONDS & NOTES 73.6%

BANKING & FINANCE 34.4%

AerCap Ireland Capital DAC
1.650% due 10/29/2024	11,300	11,026
2.875% due 08/14/2024	9,900	9,787
3.650% due 07/21/2027	2,770	2,621
3.875% due 01/23/2028	1,425	1,352
4.450% due 04/03/2026	2,320	2,283

Agree LP
4.800% due 10/01/2032	500	473

AIA Group Ltd.
3.200% due 09/16/2040	800	598

AIB Group PLC
4.263% due 04/10/2025 •	5,900	5,897

Aircastle Ltd.
2.850% due 01/26/2028	4,000	3,593
4.250% due 06/15/2026	4,400	4,276
5.950% due 02/15/2029	1,400	1,402

Alexandria Real Estate Equities, Inc.
3.000% due 05/18/2051	3,000	1,906
3.450% due 04/30/2025	4,600	4,505
3.550% due 03/15/2052	2,700	1,898

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 ^«(d)(j)	3,100	186

Ally Financial, Inc.
4.625% due 03/30/2025	3,600	3,558
4.750% due 06/09/2027	5,200	5,054
5.800% due 05/01/2025	1,500	1,498

20	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.700% due 02/14/2033	$1,000	$1,011
6.848% due 01/03/2030 •	7,500	7,725
6.992% due 06/13/2029 •	5,700	5,913
8.000% due 11/01/2031	14,400	16,055

American Assets Trust LP
3.375% due 02/01/2031	17,000	13,874

American Homes 4 Rent LP
2.375% due 07/15/2031	2,000	1,628
3.375% due 07/15/2051	500	333
3.625% due 04/15/2032	1,600	1,408
4.250% due 02/15/2028	3,667	3,523

American International Group, Inc.
4.250% due 03/15/2029	250	242

American Tower Corp.
1.875% due 10/15/2030	8,700	7,060
2.100% due 06/15/2030	4,100	3,409
2.300% due 09/15/2031	2,600	2,124
2.750% due 01/15/2027	23,000	21,548
2.950% due 01/15/2025	26,500	25,943
2.950% due 01/15/2051	34,500	22,277
3.375% due 10/15/2026	1,600	1,529
3.650% due 03/15/2027	5,000	4,795
3.700% due 10/15/2049	4,200	3,126
3.800% due 08/15/2029	11,030	10,298
3.950% due 03/15/2029	5,470	5,170
4.000% due 06/01/2025	12,700	12,482
4.400% due 02/15/2026	7,481	7,355
5.650% due 03/15/2033	6,700	6,808
5.800% due 11/15/2028	9,717	9,955
5.900% due 11/15/2033	20,000	20,720

Antares Holdings LP
2.750% due 01/15/2027	7,000	6,275
3.750% due 07/15/2027	6,250	5,712
3.950% due 07/15/2026	13,950	13,123
6.500% due 02/08/2029	1,000	994
7.950% due 08/11/2028	4,200	4,368

Aon North America, Inc.
5.125% due 03/01/2027	11,100	11,170

Ares Capital Corp.
2.875% due 06/15/2027	14,100	12,962

Ares Finance Co. LLC
3.250% due 06/15/2030	13,900	12,277
4.125% due 06/30/2051 •	4,900	4,570

Ares Management Corp.
6.375% due 11/10/2028	15,500	16,258

Aroundtown SA
5.375% due 03/21/2029	1,200	1,032

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031	7,150	6,294
3.600% due 09/15/2051	4,800	3,481
6.125% due 09/15/2028	8,000	8,305

Athene Global Funding
5.516% due 03/25/2027	18,200	18,226

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.583% due 01/09/2029		$6,000	$6,043
5.684% due 02/23/2026		6,300	6,327

Athene Holding Ltd.
5.875% due 01/15/2034		5,000	5,013

AvalonBay Communities, Inc.
2.950% due 05/11/2026		300	287

Aviation Capital Group LLC
3.500% due 11/01/2027		16,454	15,321
4.875% due 10/01/2025		10,591	10,401
6.250% due 04/15/2028		1,500	1,532

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		6,300	5,872
2.528% due 11/18/2027		9,259	8,240
3.250% due 02/15/2027		8,600	7,997
3.950% due 07/01/2024		1,235	1,228
4.250% due 04/15/2026		15,228	14,703

AXIS Specialty Finance PLC
4.000% due 12/06/2027		17,200	16,557

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	8,500	8,958
3.625% due 09/24/2024		6,125	6,572

Banco Bilbao Vizcaya Argentaria SA
5.381% due 03/13/2029		$7,200	7,267
7.883% due 11/15/2034 •		4,000	4,380

Banco BTG Pactual SA
2.750% due 01/11/2026		5,900	5,575
4.500% due 01/10/2025		7,800	7,701

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	9,000	2,392

Banco General SA
4.125% due 08/07/2027		$3,900	3,695

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027		6,750	6,511

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.375% due 04/17/2025		8,800	8,772

Banco Santander SA
5.538% due 03/14/2030 •		2,000	2,001
6.527% due 11/07/2027 •		9,400	9,644

Bank of America Corp.
1.319% due 06/19/2026 •		15,400	14,643
1.898% due 07/23/2031 •		19,100	15,683
2.299% due 07/21/2032 •		26,300	21,529
2.551% due 02/04/2028 •		52,400	48,720
2.687% due 04/22/2032 •		17,500	14,818
2.972% due 02/04/2033 •		27,000	22,970
3.093% due 10/01/2025 •		10,000	9,869
3.593% due 07/21/2028 •		8,000	7,606
3.824% due 01/20/2028 •		1,800	1,734
3.970% due 03/05/2029 •		18,700	17,881
4.571% due 04/27/2033 •		16,600	15,774
5.015% due 07/22/2033 •		6,500	6,400

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	21

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.288% due 04/25/2034 •		$12,800	$12,766
5.819% due 09/15/2029 •		7,600	7,795
8.050% due 06/15/2027		12,000	12,855

Bank of America NA
5.526% due 08/18/2026		10,000	10,104
6.000% due 10/15/2036		4,600	4,884

Bank of Montreal
4.689% due 07/28/2029		5,000	4,980

Bank of Nova Scotia
8.000% due 01/27/2084 •(j)		2,600	2,652
8.236% (TSFR3M + 2.910%) due 07/12/2024 ~(i)(j)		368	353

Bank One Michigan
8.250% due 11/01/2024		150	152

Barclays PLC
4.375% due 01/12/2026		32,965	32,358
5.690% due 03/12/2030 •		5,700	5,732
6.224% due 05/09/2034 •		12,200	12,590
6.496% due 09/13/2027 •		13,000	13,265
6.692% due 09/13/2034 •		3,700	3,944
8.000% due 03/15/2029 •(i)(j)		5,800	5,803

BBVA Bancomer SA
1.875% due 09/18/2025		1,000	950
4.375% due 04/10/2024		3,100	3,098

BGC Group, Inc.
3.750% due 10/01/2024		10,000	9,861
4.375% due 12/15/2025		10,000	9,729
8.000% due 05/25/2028		5,000	5,316

Blackstone Holdings Finance Co. LLC
1.500% due 04/10/2029	EUR	12,000	11,808
2.000% due 01/30/2032		$5,600	4,392
2.800% due 09/30/2050		5,300	3,275
4.450% due 07/15/2045		2,300	1,937
5.000% due 06/15/2044		3,900	3,604

Blackstone Private Credit Fund
2.350% due 11/22/2024		9,000	8,796
4.700% due 03/24/2025		6,100	6,025

Block Financial LLC
3.875% due 08/15/2030		18,800	17,088

Blue Owl Capital Corp.
2.875% due 06/11/2028		5,800	5,130

Blue Owl Finance LLC
4.125% due 10/07/2051		5,900	4,060
4.375% due 02/15/2032		11,700	10,315

BNP Paribas SA
3.132% due 01/20/2033 •		4,400	3,747
4.400% due 08/14/2028		4,900	4,751
5.497% due 05/20/2030 •		14,300	14,337
7.000% due 08/16/2028 •(i)(j)		1,000	993
8.500% due 08/14/2028 •(i)(j)		9,800	10,268

BPCE SA
5.716% due 01/18/2030 •		5,250	5,277
6.612% due 10/19/2027 •		13,000	13,280

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brandywine Operating Partnership LP
3.950% due 11/15/2027	$4,975	$4,456
4.550% due 10/01/2029	500	435

Brixmor Operating Partnership LP
3.850% due 02/01/2025	5,475	5,382
3.900% due 03/15/2027	300	288
5.500% due 02/15/2034	1,900	1,877

Broadstone Net Lease LLC
2.600% due 09/15/2031	2,900	2,297

Brookfield Capital Finance LLC
6.087% due 06/14/2033	6,300	6,603

Brookfield Finance, Inc.
3.500% due 03/30/2051	6,400	4,620
3.900% due 01/25/2028	12,700	12,234
4.000% due 04/01/2024	427	427
4.850% due 03/29/2029	6,725	6,675
5.968% due 03/04/2054	4,425	4,581

Brown & Brown, Inc.
4.200% due 09/15/2024	1,000	993
4.950% due 03/17/2052	400	354

CaixaBank SA
5.673% due 03/15/2030 •	2,800	2,800
6.037% due 06/15/2035 •	2,000	2,019

Camden Property Trust
3.500% due 09/15/2024	800	792

Cantor Fitzgerald LP
4.500% due 04/14/2027	300	286
7.200% due 12/12/2028	21,000	21,739

Cape Lookout Re Ltd.
13.362% (T-BILL 1MO + 8.000%) due 04/05/2027 «~	12,000	12,024

Capital One Financial Corp.
6.312% due 06/08/2029 •	11,500	11,827

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	3,000	2,779

Caterpillar Financial Services Corp.
1.450% due 05/15/2025	405	389

CBRE Services, Inc.
5.950% due 08/15/2034	2,400	2,464

Charles Schwab Corp.
6.196% due 11/17/2029 •	4,200	4,367

Chubb INA Holdings, Inc.
3.350% due 05/15/2024	150	150
3.350% due 05/03/2026	350	338

CI Financial Corp.
3.200% due 12/17/2030	7,600	6,231
4.100% due 06/15/2051	3,600	2,252

Citibank NA
5.488% due 12/04/2026	9,000	9,099

Citigroup, Inc.
3.200% due 10/21/2026	18,190	17,329
4.075% due 04/23/2029 •	5,260	5,037

22	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.174% due 02/13/2030 •		$7,000	$6,969
5.827% due 02/13/2035 •		11,100	10,994

CNA Financial Corp.
5.125% due 02/15/2034		1,600	1,558
5.500% due 06/15/2033		10,900	11,055

Constellation Insurance, Inc.
6.800% due 01/24/2030		21,100	20,634

Consumers 2023 Securitization Funding LLC
5.210% due 09/01/2031		200	203
5.550% due 03/01/2028		400	401

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		20,100	18,812
3.750% due 07/21/2026		510	490

Corebridge Financial, Inc.
3.650% due 04/05/2027		7,600	7,260
3.850% due 04/05/2029		8,400	7,858
6.875% due 12/15/2052 •		5,500	5,512

Corestate Capital Holding SA (3.500% Cash or 9.000% PIK)
3.500% due 07/31/2049 (c)	EUR	202	76

Corporate Office Properties LP
2.250% due 03/15/2026		$9,800	9,223
2.750% due 04/15/2031		5,300	4,375

Credit Acceptance Corp.
9.250% due 12/15/2028		3,200	3,446

Credit Agricole SA
4.125% due 01/10/2027		275	268
6.316% due 10/03/2029 •		5,100	5,290
7.500% due 06/23/2026 •(i)(j)	GBP	300	378

Credit Suisse AG
1.250% due 08/07/2026		$2,700	2,460
7.500% due 02/15/2028		7,500	8,091
7.950% due 01/09/2025		16,000	16,269

Crown Castle, Inc.
2.100% due 04/01/2031		3,900	3,158
2.250% due 01/15/2031		7,345	6,048
3.200% due 09/01/2024		6,200	6,138
3.650% due 09/01/2027		2,443	2,317
3.700% due 06/15/2026		4,230	4,087
3.800% due 02/15/2028		15,524	14,704
4.000% due 03/01/2027		3,100	2,998
4.000% due 11/15/2049		4,435	3,446
4.300% due 02/15/2029		8,680	8,326
4.450% due 02/15/2026		15,300	15,053

CubeSmart LP
2.250% due 12/15/2028		3,200	2,810
4.375% due 02/15/2029		4,600	4,418

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		22,300	21,575

Danske Bank AS
5.427% due 03/01/2028 •		3,000	3,007
5.705% due 03/01/2030 •		2,600	2,618

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank AG
2.129% due 11/24/2026 •		$30,800	$29,057
2.625% due 12/16/2024	GBP	14,300	17,679
3.547% due 09/18/2031 •		$6,900	6,081
5.625% due 05/19/2031 •	EUR	5,500	6,007

Digital Stout Holding LLC
3.750% due 10/17/2030	GBP	1,100	1,277

Discover Financial Services
4.500% due 01/30/2026		$4,200	4,130

DOC DR LLC
3.950% due 01/15/2028		5,400	5,160

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		7,900	6,211

East Lane Re Ltd.
14.612% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		5,700	5,719

Eaton Vance Corp.
3.500% due 04/06/2027		1,200	1,148

Enact Holdings, Inc.
6.500% due 08/15/2025		1,700	1,701

EPR Properties
3.600% due 11/15/2031		1,000	836
4.500% due 04/01/2025		7,200	7,095
4.500% due 06/01/2027		9,400	8,950
4.750% due 12/15/2026		8,000	7,748
4.950% due 04/15/2028		2,600	2,477

Equitable Holdings, Inc.
5.594% due 01/11/2033		5,900	5,969

ERP Operating LP
4.500% due 06/01/2045		400	345

Erste Group Bank AG
4.250% due 10/15/2027 •(i)(j)	EUR	200	195

Essex Portfolio LP
1.700% due 03/01/2028		$5,500	4,828
3.500% due 04/01/2025		1,875	1,837
5.500% due 04/01/2034		1,000	1,002

Extra Space Storage LP
3.875% due 12/15/2027		7,080	6,729
5.900% due 01/15/2031		400	414

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	16,400	16,933
4.625% due 04/29/2030		$7,700	7,345
6.350% due 03/22/2054		1,400	1,430

Fidelity National Financial, Inc.
3.200% due 09/17/2051		4,500	2,875

First American Financial Corp.
4.600% due 11/15/2024		5,115	5,069

Fish Pond Re Ltd.
9.362% (T-BILL 1MO + 4.000%) due 01/08/2027 ~		4,000	4,026

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
2.330% due 11/25/2025	EUR	2,900	$3,046
2.386% due 02/17/2026		200	210
2.900% due 02/16/2028		$1,734	1,568
3.250% due 09/15/2025	EUR	2,100	2,241
3.375% due 11/13/2025		$2,900	2,791
4.125% due 08/17/2027		4,372	4,151
4.389% due 01/08/2026		1,200	1,171
4.535% due 03/06/2025	GBP	3,400	4,249
4.642% due 12/01/2024 •	EUR	400	433
5.800% due 03/05/2027		$5,800	5,824
5.800% due 03/08/2029		17,000	17,076
6.950% due 03/06/2026		2,887	2,943
6.950% due 06/10/2026		3,985	4,073
7.350% due 11/04/2027		5,900	6,191
7.350% due 03/06/2030		4,815	5,137

Fortress Transportation & Infrastructure Investors LLC
7.875% due 12/01/2030		8,000	8,409

Franklin Resources, Inc.
2.950% due 08/12/2051		3,900	2,455

Freedom Mortgage Corp.
6.625% due 01/15/2027		2,200	2,137
12.000% due 10/01/2028		6,900	7,528

FS KKR Capital Corp.
1.650% due 10/12/2024		9,300	9,084
3.125% due 10/12/2028		3,800	3,322
7.875% due 01/15/2029		6,400	6,694

GA Global Funding Trust
5.500% due 01/08/2029		5,000	5,022

General Motors Financial Co., Inc.
1.500% due 06/10/2026		2,000	1,840

GGAM Finance Ltd.
8.000% due 02/15/2027		3,400	3,513

Global Atlantic Fin Co.
4.400% due 10/15/2029		15,800	14,706
6.750% due 03/15/2054		900	924

Globe Life, Inc.
2.150% due 08/15/2030		23,200	19,478

GLP Capital LP
3.350% due 09/01/2024		2,900	2,877
4.000% due 01/15/2030		3,200	2,923
4.000% due 01/15/2031		3,300	2,947
5.250% due 06/01/2025		17,955	17,851
5.300% due 01/15/2029		13,737	13,518
5.750% due 06/01/2028		6,300	6,310
6.750% due 12/01/2033		2,700	2,848

Goldman Sachs Group, Inc.
2.383% due 07/21/2032 •		4,200	3,447
2.615% due 04/22/2032 •		9,000	7,556
3.272% due 09/29/2025 •		18,010	17,795
3.691% due 06/05/2028 •		24,100	23,065
3.850% due 01/26/2027		1,125	1,091

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.223% due 05/01/2029 •		$27,247	$26,233
6.484% due 10/24/2029 •		23,000	24,206

Golub Capital BDC, Inc.
7.050% due 12/05/2028		4,000	4,098

Goodman HK Finance
4.375% due 06/19/2024		3,500	3,486

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		4,100	3,505

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		21,100	19,598

Guardian Life Global Funding
1.100% due 06/23/2025		4,000	3,807

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		4,800	4,031

HAT Holdings LLC
8.000% due 06/15/2027		4,300	4,489

Healthcare Realty Holdings LP
3.750% due 07/01/2027		150	142

High Street Funding Trust
4.111% due 02/15/2028		3,500	3,302

Highwoods Realty LP
3.050% due 02/15/2030		5,600	4,731
4.125% due 03/15/2028		2,200	2,059
4.200% due 04/15/2029		4,000	3,645

Host Hotels & Resorts LP
2.900% due 12/15/2031		2,000	1,663
3.375% due 12/15/2029		5,300	4,724
3.500% due 09/15/2030		4,900	4,361
3.875% due 04/01/2024		4,306	4,306
4.000% due 06/15/2025		10,277	10,063

HPS Corporate Lending Fund
6.750% due 01/30/2029		4,900	4,895

HSBC Holdings PLC
1.645% due 04/18/2026 •		15,500	14,851
2.013% due 09/22/2028 •		1,000	894
2.099% due 06/04/2026 •		24,400	23,409
2.357% due 08/18/2031 •		18,093	15,091
2.633% due 11/07/2025 •		19,500	19,120
2.848% due 06/04/2031 •		1,055	911
3.973% due 05/22/2030 •		15,800	14,772
4.250% due 08/18/2025		825	809
4.292% due 09/12/2026 •		9,300	9,133
4.300% due 03/08/2026		35,700	35,061
4.375% due 11/23/2026		300	293
4.583% due 06/19/2029 •		8,476	8,228
4.750% due 07/04/2029 •(i)(j)	EUR	4,300	4,353
5.875% due 09/28/2026 •(i)(j)	GBP	14,400	17,493
6.500% due 03/23/2028 •(i)(j)		$1,600	1,570

Hudson Pacific Properties LP
3.250% due 01/15/2030		15,300	11,799
4.650% due 04/01/2029		4,600	3,923

24	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030	$3,000	$2,671

ING Groep NV
2.727% due 04/01/2032 •	1,900	1,614
4.250% due 05/16/2031 •(i)(j)	2,900	2,207
5.335% due 03/19/2030 •	1,800	1,796
5.550% due 03/19/2035 •	6,500	6,454
5.750% due 11/16/2026 •(i)(j)	1,800	1,715

Intercontinental Exchange, Inc.
1.850% due 09/15/2032	17,000	13,281
4.000% due 09/15/2027	7,000	6,788
4.350% due 06/15/2029	3,900	3,800

Intercorp Financial Services, Inc.
4.125% due 10/19/2027	5,500	5,175

Intesa Sanpaolo SpA
3.250% due 09/23/2024	500	494
5.017% due 06/26/2024	14,290	14,244
5.710% due 01/15/2026	2,200	2,182
6.625% due 06/20/2033	1,200	1,246
7.200% due 11/28/2033	3,300	3,557

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	2,000	1,590
4.150% due 04/15/2032	2,000	1,832
5.450% due 08/15/2030	10,200	10,242
5.500% due 08/15/2033	3,400	3,389

JAB Holdings BV
2.200% due 11/23/2030	7,153	5,744

Jefferies Financial Group, Inc.
5.875% due 07/21/2028	5,850	5,958

JPMorgan Chase & Co.
1.470% due 09/22/2027 •	5,000	4,563
2.182% due 06/01/2028 •	6,900	6,314
2.301% due 10/15/2025 •	21,000	20,633
2.545% due 11/08/2032 •	10,000	8,324
2.580% due 04/22/2032 •	9,600	8,119
2.739% due 10/15/2030 •	6,900	6,113
3.540% due 05/01/2028 •	10,100	9,651
3.702% due 05/06/2030 •	16,000	14,996
3.782% due 02/01/2028 •	10,000	9,633
4.005% due 04/23/2029 •	21,000	20,135
4.203% due 07/23/2029 •	300	289
4.912% due 07/25/2033 •(m)	20,000	19,589
5.350% due 06/01/2034 •	40,600	40,771
6.087% due 10/23/2029 •	14,800	15,392

JPMorgan Chase Bank NA
5.110% due 12/08/2026	10,000	10,031

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(d)	9,000	259

KeyBank NA
4.150% due 08/08/2025	500	486

Kilroy Realty LP
2.500% due 11/15/2032	7,800	5,879
2.650% due 11/15/2033	4,800	3,560

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.050% due 02/15/2030		$6,796	$5,789
3.450% due 12/15/2024		200	196
4.375% due 10/01/2025		5,050	4,945

Kite Realty Group LP
5.500% due 03/01/2034		900	895

Kizuna RE Pte Ltd.
5.862% (T-BILL 3MO + 0.500%) due 04/09/2029 ~		1,046	1,047

KKR Financial Holdings LLC
5.400% due 05/23/2033		10,000	9,605

KKR Group Finance Co. LLC
3.500% due 08/25/2050		9,190	6,465
4.850% due 05/17/2032		2,550	2,466

Lazard Group LLC
4.375% due 03/11/2029		3,046	2,923
4.500% due 09/19/2028		3,500	3,372

LeasePlan Corp. NV
2.875% due 10/24/2024		17,525	17,242

Lloyds Bank PLC
0.000% due 04/02/2032 þ		9,200	5,987

Lloyds Banking Group PLC
3.750% due 01/11/2027		10,500	10,112
4.375% due 03/22/2028		500	486
4.947% due 06/27/2025 •(i)(j)	EUR	900	957
4.976% due 08/11/2033 •		$4,000	3,854
5.679% due 01/05/2035 •(m)		13,000	13,085
5.985% due 08/07/2027 •		5,200	5,251

Logicor Financing SARL
1.625% due 07/15/2027	EUR	4,000	3,956

LXP Industrial Trust
2.700% due 09/15/2030		$1,800	1,507

Main Street Capital Corp.
6.950% due 03/01/2029		3,900	3,965

Manulife Financial Corp.
4.150% due 03/04/2026		1,970	1,938

Marsh & McLennan Cos., Inc.
5.700% due 09/15/2053		4,300	4,468

MassMutual Global Funding
3.400% due 03/08/2026		1,600	1,551

MetLife, Inc.
10.750% due 08/01/2069		4,000	5,430

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025		6,300	5,994
1.538% due 07/20/2027 •		8,300	7,647
2.309% due 07/20/2032 •		10,500	8,738
2.801% due 07/18/2024		32,000	31,740
3.195% due 07/18/2029		8,475	7,767
5.133% due 07/20/2033 •		31,000	31,077
5.354% due 09/13/2028 •		5,200	5,228

Mizuho Financial Group, Inc.
1.979% due 09/08/2031 •		19,500	16,026
2.869% due 09/13/2030 •		12,100	10,774

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
0.000% due 04/02/2032 þ(k)	$15,800	$9,924
1.593% due 05/04/2027 •	15,200	14,063
1.794% due 02/13/2032 •	36,100	28,868
2.239% due 07/21/2032 •	20,000	16,343
2.475% due 01/21/2028 •	8,200	7,630
3.622% due 04/01/2031 •	3,600	3,303
5.123% due 02/01/2029 •	11,600	11,576
5.173% due 01/16/2030 •	17,400	17,420
5.250% due 04/21/2034 •	1,700	1,687
5.424% due 07/21/2034 •	13,800	13,849
5.449% due 07/20/2029 •	2,000	2,018
5.466% due 01/18/2035 •	5,000	5,047
6.138% due 10/16/2026 •	3,400	3,440
6.250% due 08/09/2026	700	717
6.296% due 10/18/2028 •	5,000	5,175
6.407% due 11/01/2029 •	11,000	11,539

Morgan Stanley Bank NA
5.882% due 10/30/2026	27,000	27,527

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027	8,000	7,707

Mutual of Omaha Cos. Global Funding
5.450% due 12/12/2028	3,000	3,061

Nasdaq, Inc.
3.850% due 06/30/2026	600	584

National Health Investors, Inc.
3.000% due 02/01/2031	1,500	1,233

Nationwide Building Society
6.557% due 10/18/2027 •	4,400	4,516

Nationwide Financial Services, Inc.
3.900% due 11/30/2049	5,300	4,135

NatWest Group PLC
4.892% due 05/18/2029 •	19,700	19,291
5.583% due 03/01/2028 •	10,300	10,355
6.608% (SOFRRATE + 1.250%) due 03/01/2028 ~	2,900	2,927

NCL Finance Ltd.
6.125% due 03/15/2028	5,200	5,140

Neuberger Berman Group LLC
4.500% due 03/15/2027	7,800	7,569

New York Life Insurance Co.
4.450% due 05/15/2069	3,500	2,856

Newmark Group, Inc.
7.500% due 01/12/2029	8,200	8,441

Nippon Life Insurance Co.
6.250% due 09/13/2053 •	8,000	8,370

Nissan Motor Acceptance Co. LLC
2.450% due 09/15/2028	6,800	5,869
2.750% due 03/09/2028	15,000	13,331

Nomura Holdings, Inc.
1.851% due 07/16/2025	4,400	4,193
2.172% due 07/14/2028	9,000	7,925

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.329% due 01/22/2027		$3,900	$3,597
2.608% due 07/14/2031		4,400	3,660
2.648% due 01/16/2025		1,500	1,465
3.103% due 01/16/2030		10,000	8,886
5.709% due 01/09/2026		11,200	11,233
5.842% due 01/18/2028		23,700	24,147

Nordea Bank Abp
3.750% due 03/01/2029 •(i)(j)		5,700	4,709

Nykredit Realkredit AS
1.000% due 10/01/2050	DKK	63,003	7,078
1.000% due 10/01/2053		1,882	198
1.500% due 10/01/2052		106,413	12,261

Oaktree Specialty Lending Corp.
3.500% due 02/25/2025		$4,000	3,907

Omega Healthcare Investors, Inc.
3.250% due 04/15/2033		5,274	4,273
4.500% due 04/01/2027		2,600	2,518
4.750% due 01/15/2028		700	676
5.250% due 01/15/2026		600	596

OneMain Finance Corp.
5.375% due 11/15/2029		9,600	9,034
7.875% due 03/15/2030		3,200	3,304

Pacific Life Global Funding
1.200% due 06/24/2025		3,300	3,142

PartnerRe Finance B LLC
3.700% due 07/02/2029		2,900	2,773

Piedmont Operating Partnership LP
9.250% due 07/20/2028		7,000	7,461

Pinnacol Assurance
8.625% due 06/25/2034 «(k)		6,000	6,415

Popular, Inc.
7.250% due 03/13/2028		3,400	3,487

Pricoa Global Funding
0.800% due 09/01/2025		3,300	3,101

Principal Life Global Funding
3.000% due 04/18/2026		1,800	1,720

Prologis LP
3.250% due 06/30/2026		168	162

Protective Life Corp.
3.400% due 01/15/2030		14,600	12,916
4.300% due 09/30/2028		10,900	10,588

Provident Funding Associates LP
6.375% due 06/15/2025		2,100	2,016

Prudential Financial, Inc.
6.625% due 12/01/2037		175	198

Public Storage Operating Co.
0.500% due 09/09/2030	EUR	2,200	1,969

Realty Income Corp.
3.100% due 12/15/2029		$100	91
3.200% due 01/15/2027		5,100	4,825
3.200% due 02/15/2031		600	533
3.950% due 08/15/2027		2,200	2,133

26	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/15/2029	$9,354	$8,894
4.450% due 09/15/2026	4,100	4,015
4.875% due 06/01/2026	6,299	6,263

Regency Centers LP
3.600% due 02/01/2027	2,200	2,119
3.700% due 06/15/2030	6,800	6,277

Reinsurance Group of America, Inc.
3.150% due 06/15/2030	4,000	3,571

Reliance Standard Life Global Funding
2.750% due 01/21/2027	160	147

Retail Opportunity Investments Partnership LP
6.750% due 10/15/2028	5,600	5,803

Rexford Industrial Realty LP
2.125% due 12/01/2030	6,400	5,243

RGA Global Funding
2.700% due 01/18/2029	4,300	3,839
5.500% due 01/11/2031	6,000	6,021
6.000% due 11/21/2028	4,100	4,234

Sabra Health Care LP
3.200% due 12/01/2031	9,850	8,187
3.900% due 10/15/2029	4,700	4,241

SAFEHOLD GL HOLDINGS LLC
6.100% due 04/01/2034	6,800	6,761

Sammons Financial Group, Inc.
6.875% due 04/15/2034	6,300	6,349

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •	6,532	5,939
3.244% due 10/05/2026	22,600	21,359
4.500% due 07/17/2025	3,650	3,590
6.499% due 03/09/2029 •	5,900	6,039

Santander U.K. Group Holdings PLC
1.532% due 08/21/2026 •	16,000	15,077
6.833% due 11/21/2026 •	2,300	2,339

SBA Communications Corp.
3.125% due 02/01/2029	8,100	7,154

SBA Tower Trust
1.631% due 05/15/2051	3,800	3,441
1.884% due 07/15/2050	21,000	19,613

SBL Holdings, Inc.
5.125% due 11/13/2026	1,000	947

Sixth Street Lending Partners
6.500% due 03/11/2029	9,500	9,501

Sixth Street Specialty Lending, Inc.
6.125% due 03/01/2029	1,300	1,294

SLM Corp.
4.200% due 10/29/2025	5,400	5,274

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	1,950	1,948

Societe Generale SA
1.488% due 12/14/2026 •	17,275	16,057
4.750% due 05/26/2026 •(i)(j)	750	680

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Chartered PLC
1.456% due 01/14/2027 •	$11,800	$10,954
2.819% due 01/30/2026 •	9,200	8,967
3.265% due 02/18/2036 •	2,200	1,849
3.603% due 01/12/2033 •	8,100	6,860
3.785% due 05/21/2025 •	5,100	5,082
6.170% due 01/09/2027 •	2,200	2,220
6.301% due 01/09/2029 •	4,000	4,116

Stifel Financial Corp.
4.000% due 05/15/2030	9,800	8,961

STORE Capital Corp.
2.700% due 12/01/2031	3,800	2,993
2.750% due 11/18/2030	3,200	2,578

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030	2,300	1,928
2.696% due 07/16/2024	34,000	33,723
2.750% due 01/15/2030	4,700	4,165
3.202% due 09/17/2029 (j)	6,000	5,456
5.464% due 01/13/2026	9,300	9,336
5.710% due 01/13/2030	16,400	16,936
5.716% due 09/14/2028	5,000	5,144
6.778% (SOFRRATE + 1.430%) due 01/13/2026 ~	15,200	15,419

Sun Communities Operating LP
2.700% due 07/15/2031	4,800	3,956
4.200% due 04/15/2032	3,100	2,788

Sunac China Holdings Ltd. (5.000% Cash or 6.000% PIK)
5.000% due 09/30/2026 (c)	1,074	123

Sunac China Holdings Ltd. (5.250% Cash or 6.250% PIK)
5.250% due 09/30/2027 (c)	1,074	114

Sunac China Holdings Ltd. (5.500% Cash or 6.500% PIK)
5.500% due 09/30/2027 (c)	2,148	193

Sunac China Holdings Ltd. (5.750% Cash or 6.750% PIK)
5.750% due 09/30/2028 (c)	3,222	241

Sunac China Holdings Ltd. (6.000% Cash or 7.000% PIK)
6.000% due 09/30/2029 (c)	3,222	225

Sunac China Holdings Ltd. (6.250% Cash or 7.250% PIK)
6.250% due 09/30/2030 (c)	1,513	105

SVB Financial Group
3.500% due 01/29/2025 ^(d)	500	322
4.345% due 04/29/2028 ^(d)	10,700	6,788

Synchrony Bank
5.625% due 08/23/2027	8,000	7,854

Synchrony Financial
3.700% due 08/04/2026	4,100	3,901
3.950% due 12/01/2027	5,600	5,243

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •		$43,400	$42,858

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,518	6,896
5.661% due 10/13/2041		3,179	4,073
5.801% due 10/13/2040		5,819	7,522

Truist Financial Corp.
7.161% due 10/30/2029 •		$5,800	6,187

Trust Fibra Uno
4.869% due 01/15/2030 (m)		2,000	1,766
4.869% due 01/15/2030		250	221
5.250% due 01/30/2026		5,660	5,527
6.390% due 01/15/2050		1,700	1,381
6.950% due 01/30/2044		1,983	1,745

U.S. Bancorp
6.787% due 10/26/2027 •		32,650	33,819

UBS AG
5.125% due 05/15/2024 (j)		19,130	19,092

UBS Group AG
1.494% due 08/10/2027 •		14,800	13,462
2.095% due 02/11/2032 •		7,600	6,092
2.593% due 09/11/2025 •		13,400	13,211
2.746% due 02/11/2033 •		4,500	3,678
3.750% due 03/26/2025		7,700	7,557
4.125% due 09/24/2025		10,850	10,632
4.125% due 04/15/2026		600	584
4.282% due 01/09/2028		500	483
4.550% due 04/17/2026		770	758
5.428% due 02/08/2030 •		12,000	12,022
6.246% due 09/22/2029 •		12,800	13,211
9.250% due 11/13/2028 •(i)(j)		6,000	6,516
9.250% due 11/13/2033 •(i)(j)		13,200	14,930

UDR, Inc.
1.900% due 03/15/2033		700	531
3.500% due 01/15/2028		7,425	6,971

UniCredit SpA
7.296% due 04/02/2034 •		6,000	6,172
7.500% due 06/03/2026 •(i)(j)	EUR	6,500	7,274

Ventas Realty LP
3.500% due 02/01/2025		$100	98
4.400% due 01/15/2029		125	120

VICI Properties LP
3.875% due 02/15/2029		16,350	15,062
4.125% due 08/15/2030		2,731	2,485
4.500% due 01/15/2028		1,400	1,345
5.125% due 05/15/2032		12,600	12,064
5.750% due 02/01/2027		1,650	1,649

Visa, Inc.
3.150% due 12/14/2025		945	919

Vornado Realty LP
3.500% due 01/15/2025		6,200	6,063

W R Berkley Corp.
4.000% due 05/12/2050		1,080	844

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WEA Finance LLC
3.750% due 09/17/2024		$2,605	$2,571

Wells Fargo & Co.
2.164% due 02/11/2026 •		3,100	3,008
2.393% due 06/02/2028 •		30,750	28,154
2.406% due 10/30/2025 •		32,400	31,787
3.000% due 04/22/2026		28,751	27,503
3.000% due 10/23/2026		4,000	3,788
3.196% due 06/17/2027 •		14,670	14,011
3.526% due 03/24/2028 •		17,700	16,852
3.584% due 05/22/2028 •		38,906	37,000
4.540% due 08/15/2026 •		8,500	8,394
4.611% due 04/25/2053 •		2,100	1,857
5.198% due 01/23/2030 •		9,800	9,782
5.499% due 01/23/2035 •(m)		2,200	2,206
5.557% due 07/25/2034 •		14,300	14,361
5.574% due 07/25/2029 •		17,400	17,612

Weyerhaeuser Co.
4.000% due 04/15/2030		8,363	7,906
4.750% due 05/15/2026		23,200	22,994
7.350% due 07/01/2026		2,000	2,071
7.375% due 03/15/2032		5,657	6,431

WP Carey, Inc.
4.250% due 10/01/2026		9,100	8,906

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(d)		2,200	12

			4,145,079

INDUSTRIALS 29.1%

7-Eleven, Inc.
0.950% due 02/10/2026		10,210	9,439
1.800% due 02/10/2031		28,950	23,265

AbbVie, Inc.
3.800% due 03/15/2025		100	99
3.850% due 06/15/2024		1,854	1,847
4.250% due 11/21/2049		6,700	5,808
5.050% due 03/15/2034		8,000	8,103
5.350% due 03/15/2044		3,900	3,979
5.400% due 03/15/2054		4,200	4,326

Adani Transmission Step-One Ltd.
4.000% due 08/03/2026		3,075	2,893

Adobe, Inc.
2.150% due 02/01/2027		190	177

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		500	471

Adventist Health System
2.952% due 03/01/2029		3,000	2,705

AEP Transmission Co. LLC
2.750% due 08/15/2051		4,800	3,023

Aeroporti di Roma SpA
1.750% due 07/30/2031	EUR	3,000	2,833

28	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Air Canada
4.625% due 08/15/2029	CAD	4,900	$3,461

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$3,879	3,519
3.600% due 09/15/2028		2,803	2,660
4.125% due 11/15/2026		5,296	5,180
5.250% due 10/01/2030		3,426	3,372

Aker BP ASA
3.100% due 07/15/2031 (m)		12,898	11,029
3.750% due 01/15/2030		4,100	3,749

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		8,127	7,938

Alcon Finance Corp.
3.000% due 09/23/2029		4,900	4,424

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		10,460	10,321
3.550% due 10/01/2027		400	382

ALROSA Finance SA
4.650% due 04/09/2024 ^«(d)		8,300	498

Altice France SA
3.375% due 01/15/2028	EUR	2,500	1,949
5.125% due 07/15/2029		$5,900	3,995

Amazon.com, Inc.
5.200% due 12/03/2025		700	703

Amdocs Ltd.
2.538% due 06/15/2030		14,850	12,727

American Airlines Pass-Through Trust
3.000% due 04/15/2030		3,006	2,742
3.150% due 08/15/2033		19,320	17,310
3.200% due 12/15/2029		6,717	6,179
3.350% due 04/15/2031		13,274	12,170
3.375% due 11/01/2028		1,553	1,469
3.575% due 07/15/2029		2,360	2,214
3.650% due 08/15/2030		3,379	3,195
3.700% due 04/01/2028		5,097	4,895
4.000% due 01/15/2027		1,537	1,491

Amgen, Inc.
2.800% due 08/15/2041		150	109
3.625% due 05/22/2024		100	100
4.663% due 06/15/2051		7,254	6,430
5.150% due 03/02/2028		5,500	5,538
5.250% due 03/02/2030		9,929	10,084
5.250% due 03/02/2033		11,500	11,602
5.600% due 03/02/2043		33,650	34,256
5.650% due 03/02/2053		10,000	10,197
5.750% due 03/02/2063 (m)		19,100	19,496

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		8,300	7,259

Anheuser-Busch InBev Worldwide, Inc.
5.450% due 01/23/2039		3,860	3,988

AP Moller - Maersk AS
4.500% due 06/20/2029		2,000	1,956

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apple, Inc.
1.650% due 05/11/2030	$1,450	$1,226
2.500% due 02/09/2025	950	929
3.450% due 05/06/2024	300	299
4.100% due 08/08/2062	4,100	3,484
4.300% due 05/10/2033 (m)	4,535	4,517
4.850% due 05/10/2053 (m)	19,000	18,892

Aptiv PLC
3.250% due 03/01/2032	6,000	5,221

Ashtead Capital, Inc.
4.000% due 05/01/2028	9,445	8,879
4.250% due 11/01/2029	3,300	3,080
5.800% due 04/15/2034	1,000	999

Astrazeneca Finance LLC
4.900% due 02/26/2031	22,300	22,385

Automatic Data Processing, Inc.
3.375% due 09/15/2025	160	157

Bacardi Ltd.
4.450% due 05/15/2025	4,500	4,439
4.700% due 05/15/2028	19,600	19,135
5.150% due 05/15/2038	10,500	10,035

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	3,200	2,396

BAT Capital Corp.
7.079% due 08/02/2043	1,900	2,029

Bayer U.S. Finance LLC
3.375% due 07/15/2024	190	188
4.375% due 12/15/2028	36,600	34,468
6.375% due 11/21/2030	1,700	1,739

Berry Global, Inc.
1.570% due 01/15/2026	7,400	6,921
4.875% due 07/15/2026	3,700	3,629
5.650% due 01/15/2034	2,000	1,990

Bio-Rad Laboratories, Inc.
3.700% due 03/15/2032	10,000	8,997

Boardwalk Pipelines LP
3.400% due 02/15/2031	10,533	9,348
3.600% due 09/01/2032	950	830

Boeing Co.
2.196% due 02/04/2026	16,500	15,454
2.950% due 02/01/2030	375	324
3.200% due 03/01/2029	185	165
3.550% due 03/01/2038	175	133
3.625% due 02/01/2031	3,500	3,083
5.150% due 05/01/2030	8,000	7,744
5.705% due 05/01/2040	21,000	20,115
5.805% due 05/01/2050	41,900	39,682
5.930% due 05/01/2060	30,000	28,154
7.950% due 08/15/2024	375	378

Bombardier, Inc.
7.125% due 06/15/2026	5,818	5,908
8.750% due 11/15/2030	4,600	4,918

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Booz Allen Hamilton, Inc.
5.950% due 08/04/2033		$2,800	$2,900

Boston Scientific Corp.
2.650% due 06/01/2030		15,700	13,835

BP Capital Markets America, Inc.
3.588% due 04/14/2027		360	347
4.234% due 11/06/2028		415	406

Bristol-Myers Squibb Co.
5.845% (SOFRRATE + 0.490%) due 02/20/2026 ~		14,300	14,351

British Airways Pass-Through Trust
3.300% due 06/15/2034		8,473	7,623
4.250% due 05/15/2034		1,326	1,240
4.625% due 12/20/2025		175	175

Broadcom, Inc.
1.950% due 02/15/2028		200	178
2.450% due 02/15/2031		21,400	18,050
2.600% due 02/15/2033		3,800	3,087
3.137% due 11/15/2035		22,839	18,460
3.187% due 11/15/2036		24,922	19,844
3.469% due 04/15/2034		4,000	3,429
4.926% due 05/15/2037		37,864	35,954

CAB SELAS
3.375% due 02/01/2028	EUR	1,102	1,079

Cameron LNG LLC
3.302% due 01/15/2035		$4,300	3,581
3.402% due 01/15/2038		10,600	8,793

Canadian Natural Resources Ltd.
6.450% due 06/30/2033		2,101	2,242

Canadian Pacific Railway Co.
4.950% due 08/15/2045		1,631	1,522
6.125% due 09/15/2115		10,000	10,622

Carlisle Cos., Inc.
3.750% due 12/01/2027		100	95

Carnival Corp.
4.000% due 08/01/2028		4,700	4,381

Carrier Global Corp.
5.800% due 11/30/2025		8,900	8,962
5.900% due 03/15/2034		2,600	2,734

CDW LLC
2.670% due 12/01/2026		10,100	9,389

Celeo Redes Operacion Chile SA
5.200% due 06/22/2047		2,070	1,859

Centene Corp.
2.450% due 07/15/2028		3,500	3,107
2.500% due 03/01/2031		1,900	1,564
2.625% due 08/01/2031		7,774	6,387
3.000% due 10/15/2030		8,819	7,569
4.625% due 12/15/2029		4,300	4,085

Charter Communications Operating LLC
2.300% due 02/01/2032		10,400	8,027
3.700% due 04/01/2051		5,000	3,096

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 02/15/2028	$8,200	$7,609
3.850% due 04/01/2061	23,000	13,662
3.900% due 06/01/2052	13,500	8,595
3.950% due 06/30/2062	2,200	1,329
4.800% due 03/01/2050	5,400	4,001
5.125% due 07/01/2049	17,200	13,342
5.375% due 05/01/2047	6,985	5,633
5.750% due 04/01/2048	15,890	13,391

Cheniere Corpus Christi Holdings LLC
2.742% due 12/31/2039	5,200	4,213
3.700% due 11/15/2029	47,274	43,996
5.125% due 06/30/2027	23,235	23,187

Cheniere Energy Partners LP
4.000% due 03/01/2031	4,500	4,094

Choice Hotels International, Inc.
3.700% due 12/01/2029	2,787	2,496

Comcast Corp.
2.800% due 01/15/2051	22,300	14,280
3.250% due 11/01/2039	3,500	2,746
3.750% due 04/01/2040	5,500	4,574
3.950% due 10/15/2025	675	664
5.350% due 05/15/2053	8,700	8,641

Community Health Systems, Inc.
4.750% due 02/15/2031	4,900	3,786
5.625% due 03/15/2027	4,200	3,870
6.000% due 01/15/2029	1,200	1,050
8.000% due 03/15/2026	1,531	1,529

Conagra Brands, Inc.
4.300% due 05/01/2024	19,800	19,776

ConocoPhillips Co.
2.400% due 03/07/2025	186	181
5.050% due 09/15/2033	11,600	11,713
5.700% due 09/15/2063	3,000	3,147

Constellation Brands, Inc.
3.700% due 12/06/2026	2,122	2,048

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «	668	660

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (c)	1,858	1,490

Continental Resources, Inc.
4.375% due 01/15/2028	7,050	6,815
5.750% due 01/15/2031	12,125	12,061

Corning, Inc.
4.700% due 03/15/2037	130	121

CoStar Group, Inc.
2.800% due 07/15/2030	12,400	10,582

Costco Wholesale Corp.
2.750% due 05/18/2024	480	478

Cox Communications, Inc.
5.450% due 09/15/2028	4,800	4,861

Crown Castle Towers LLC
4.241% due 07/15/2048	11,900	11,354

30	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSL Finanace PLC Co.
4.050% due 04/27/2029	$4,500	$4,321

CVS Health Corp.
3.000% due 08/15/2026	375	358
5.000% due 01/30/2029	19,800	19,864
5.875% due 06/01/2053	6,200	6,312

CVS Pass-Through Trust
4.163% due 08/11/2036	286	250
4.704% due 01/10/2036	6,754	6,182
5.789% due 01/10/2026	19	19
5.926% due 01/10/2034	302	297
6.036% due 12/10/2028	2,940	2,970
8.353% due 07/10/2031	270	291

DAE Funding LLC
1.550% due 08/01/2024	3,000	2,951
2.625% due 03/20/2025	8,400	8,149
3.375% due 03/20/2028	6,300	5,825

Daimler Truck Finance North America LLC
6.111% (SOFRRATE + 0.750%) due 12/13/2024 ~	5,100	5,118

Dell International LLC
4.000% due 07/15/2024	17,665	17,579
4.900% due 10/01/2026	6,050	6,014
5.850% due 07/15/2025	9,740	9,792
6.020% due 06/15/2026	7,379	7,477

Delta Air Lines, Inc.
2.900% due 10/28/2024	7,776	7,639
3.750% due 10/28/2029	4,200	3,869
4.375% due 04/19/2028	1,100	1,068
7.375% due 01/15/2026	35,122	36,247

Devon Energy Corp.
5.250% due 09/15/2024	1,493	1,490

Directv Financing LLC
5.875% due 08/15/2027	4,400	4,165
8.875% due 02/01/2030	1,600	1,598

Discovery Communications LLC
3.900% due 11/15/2024	100	99
3.950% due 06/15/2025	276	271
3.950% due 03/20/2028	100	95
4.900% due 03/11/2026	295	292

DISH DBS Corp.
5.250% due 12/01/2026	750	592

Eastern Gas Transmission & Storage, Inc.
3.000% due 11/15/2029	3,250	2,909
3.900% due 11/15/2049	3,700	2,722

Eaton Corp.
3.103% due 09/15/2027	175	166

Ecopetrol SA
8.875% due 01/13/2033	9,000	9,525

Edwards Lifesciences Corp.
4.300% due 06/15/2028	6,700	6,523

Elevance Health, Inc.
2.550% due 03/15/2031	2,000	1,710
3.650% due 12/01/2027	10,275	9,832

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enbridge, Inc.
2.500% due 08/01/2033 (m)	$14,800	$11,934
4.250% due 12/01/2026	7,300	7,155
5.700% due 03/08/2033 (m)	9,600	9,836
6.200% due 11/15/2030	400	424
6.250% due 03/01/2078 •	8,700	8,483

Energy Transfer LP
3.900% due 05/15/2024	167	167
3.900% due 07/15/2026	5,861	5,686
4.950% due 06/15/2028	6,200	6,153
5.350% due 05/15/2045	2,600	2,403
5.800% due 06/15/2038	6,230	6,218
5.950% due 05/15/2054	9,000	8,987
6.500% due 02/01/2042	3,600	3,822
6.625% due 10/15/2036	206	218
7.500% due 07/01/2038	4,302	4,962

Entergy Louisiana LLC
3.120% due 09/01/2027	4,300	4,062
5.350% due 03/15/2034	3,267	3,281

Enterprise Products Operating LLC
4.150% due 10/16/2028	500	487
4.250% due 02/15/2048	1,185	1,015
4.450% due 02/15/2043	6,890	6,151
5.375% due 02/15/2078 •	10,400	9,718
5.700% due 02/15/2042	2,002	2,047
8.573% (TSFR3M + 3.248%) due 08/16/2077 ~	7,651	7,650

EQM Midstream Partners LP
4.000% due 08/01/2024	2,746	2,726
4.750% due 01/15/2031	1,300	1,210

EQT Corp.
3.900% due 10/01/2027	3,500	3,329
5.750% due 02/01/2034	3,100	3,092

Equifax, Inc.
5.100% due 06/01/2028	13,300	13,330

Essential Utilities, Inc.
3.566% due 05/01/2029	1,800	1,686

Expedia Group, Inc.
3.250% due 02/15/2030	900	810
6.250% due 05/01/2025	1,434	1,441

Exxon Mobil Corp.
2.709% due 03/06/2025	450	440

FactSet Research Systems, Inc.
2.900% due 03/01/2027	11,300	10,629

Ferguson Finance PLC
3.250% due 06/02/2030	4,900	4,387

Fiserv, Inc.
3.500% due 07/01/2029	3,000	2,795
4.200% due 10/01/2028	4,905	4,735

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	36,900	29,806

Flex Ltd.
4.875% due 06/15/2029	18,100	17,759

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	31

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Foundation
2.815% due 06/01/2070		$1,600	$986

Fox Corp.
6.500% due 10/13/2033		3,200	3,391

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	1,900	1,915

Freeport Minerals Corp.
9.500% due 06/01/2031		$200	241

Gatwick Funding Ltd.
6.125% due 03/02/2028	GBP	6,200	7,947

Global Payments, Inc.
3.200% due 08/15/2029		$13,572	12,199
5.400% due 08/15/2032		5,000	4,961
5.950% due 08/15/2052		1,100	1,099

GN Bondco LLC
9.500% due 10/15/2031 (m)		5,000	4,996

Gold Fields Orogen Holdings BVI Ltd.
6.125% due 05/15/2029		2,600	2,645

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038		1,700	1,729

Guara Norte SARL
5.198% due 06/15/2034		2,999	2,738

Gulfstream Natural Gas System LLC
4.600% due 09/15/2025		2,900	2,853

Haleon U.S. Capital LLC
3.375% due 03/24/2027		4,802	4,597
3.375% due 03/24/2029		1,700	1,582

Halliburton Co.
3.800% due 11/15/2025		7	7

HCA, Inc.
3.500% due 09/01/2030		5,000	4,523
3.500% due 07/15/2051		4,500	3,111
3.625% due 03/15/2032		2,700	2,391
4.125% due 06/15/2029		6,800	6,442
4.625% due 03/15/2052		2,400	2,008
5.125% due 06/15/2039		1,000	945
5.250% due 06/15/2026		30	30
5.500% due 06/01/2033		19,000	19,075
5.625% due 09/01/2028		10,000	10,127
5.900% due 06/01/2053		5,200	5,233

HEICO Corp.
5.250% due 08/01/2028		2,000	2,013
5.350% due 08/01/2033		1,900	1,907

Hess Corp.
7.875% due 10/01/2029		3,600	4,079

HF Sinclair Corp.
5.875% due 04/01/2026		6,206	6,250

Hilton Domestic Operating Co. Inc.
5.875% due 04/01/2029		3,000	3,007
6.125% due 04/01/2032		3,000	3,015

Howard Midstream Energy Partners LLC
8.875% due 07/15/2028		2,400	2,534

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Humana, Inc.
1.350% due 02/03/2027		$7,100	$6,397
2.150% due 02/03/2032		7,800	6,241
5.375% due 04/15/2031		18,000	18,015
5.750% due 04/15/2054		1,400	1,410
5.875% due 03/01/2033		1,100	1,136

Hyatt Hotels Corp.
1.800% due 10/01/2024		5,400	5,287
5.375% due 04/23/2025		2,600	2,594

Hyundai Capital America
0.875% due 06/14/2024		5,400	5,345
1.500% due 06/15/2026		11,500	10,582
2.000% due 06/15/2028		16,700	14,670
6.000% due 07/11/2025		200	201
6.503% due 08/04/2025 •		13,000	13,076

IBM International Capital Pte Ltd.
4.600% due 02/05/2029		2,000	1,973

Imperial Brands Finance PLC
3.125% due 07/26/2024		9,900	9,815
3.500% due 07/26/2026		12,600	12,028
3.875% due 07/26/2029		14,600	13,703
6.125% due 07/27/2027		10,000	10,206

Infor, Inc.
1.750% due 07/15/2025		8,900	8,431

Innophos Holdings, Inc.
9.375% due 02/15/2028		4,700	3,944

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		6,500	4,908

Interpublic Group of Cos., Inc.
4.200% due 04/15/2024		41	41

IRB Infrastructure Developers, Inc.
7.110% due 03/11/2032		3,000	3,045

Jabil, Inc.
5.450% due 02/01/2029		2,200	2,213

JDE Peet’s NV
4.500% due 01/23/2034	EUR	3,700	4,154

JetBlue Pass-Through Trust
2.750% due 11/15/2033		$6,261	5,406

Johnson & Johnson
2.625% due 01/15/2025		225	221

Kenvue, Inc.
4.900% due 03/22/2033		9,400	9,399

Kimberly-Clark Corp.
3.100% due 03/26/2030		225	206

Kinder Morgan Energy Partners LP
7.300% due 08/15/2033		5,726	6,461
7.400% due 03/15/2031		500	557
7.500% due 11/15/2040		5,500	6,271

Kinder Morgan, Inc.
5.300% due 12/01/2034		1,000	984
7.750% due 01/15/2032		16,050	18,228

32	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kinetik Holdings LP
6.625% due 12/15/2028	$900	$917

Kodiak Gas Services LLC
7.250% due 02/15/2029	800	815

Kraft Heinz Foods Co.
5.000% due 06/04/2042	2,400	2,255
6.500% due 02/09/2040	1,258	1,370
6.875% due 01/26/2039	13,500	15,265
7.125% due 08/01/2039	7,120	8,179

L3Harris Technologies, Inc.
4.400% due 06/15/2028	345	336

Las Vegas Sands Corp.
2.900% due 06/25/2025	1,300	1,252
3.200% due 08/08/2024	104,110	103,032
3.500% due 08/18/2026	6,600	6,252
3.900% due 08/08/2029	5,800	5,282

Leidos, Inc.
2.300% due 02/15/2031	16,750	13,855
4.375% due 05/15/2030	4,100	3,888

Lenovo Group Ltd.
5.875% due 04/24/2025	2,800	2,805

Liberty Utilities Finance GP 1
2.050% due 09/15/2030	7,000	5,676

Linde, Inc.
2.650% due 02/05/2025	350	343

Lockheed Martin Corp.
3.550% due 01/15/2026	162	158
4.300% due 06/15/2062	17,000	14,476
4.800% due 08/15/2034	23,600	23,351
5.200% due 02/15/2064	2,400	2,375

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	7,658	7,961

Marriott International, Inc.
3.500% due 10/15/2032	9,700	8,508
3.600% due 04/15/2024	700	699
4.500% due 10/01/2034	6,099	5,546
4.625% due 06/15/2030	6,100	5,937

Marvell Technology, Inc.
1.650% due 04/15/2026	9,176	8,538
4.875% due 06/22/2028	100	99

Massachusetts Institute of Technology
4.678% due 07/01/2114	150	138

McDonald’s Corp.
2.625% due 09/01/2029	4,100	3,698
3.300% due 07/01/2025	355	347
3.800% due 04/01/2028	225	217

MDC Holdings, Inc.
3.966% due 08/06/2061	4,200	3,355

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	5,475	5,347
5.250% due 04/26/2026	2,300	2,222

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 12/04/2029		$8,300	$7,608
5.750% due 07/21/2028		8,850	8,402

Merck & Co., Inc.
3.400% due 03/07/2029		975	924

Meta Platforms, Inc.
5.600% due 05/15/2053		16,500	17,452

MGM China Holdings Ltd.
4.750% due 02/01/2027		5,300	5,054
5.250% due 06/18/2025		8,445	8,337
5.375% due 05/15/2024		12,100	12,081
5.875% due 05/15/2026		11,902	11,762

Micron Technology, Inc.
4.185% due 02/15/2027		190	185
4.975% due 02/06/2026		210	209
5.300% due 01/15/2031		2,100	2,113
5.327% due 02/06/2029		6,400	6,461

Microsoft Corp.
2.400% due 08/08/2026		675	641
3.125% due 11/03/2025		730	711
3.400% due 09/15/2026		255	247

Mileage Plus Holdings LLC
6.500% due 06/20/2027		325	327

Mitchells & Butlers Finance PLC
5.793% (BP0003M + 0.450%) due 12/15/2030 ~	GBP	511	597

Moody’s Corp.
3.250% due 05/20/2050		$11,450	8,210

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		5,000	4,257

MPLX LP
4.500% due 04/15/2038		9,900	8,796
4.800% due 02/15/2029		100	99
4.875% due 12/01/2024		450	448
4.900% due 04/15/2058		2,600	2,180
4.950% due 03/14/2052		4,100	3,604

MSCI, Inc.
3.250% due 08/15/2033		1,200	990
3.875% due 02/15/2031		1,500	1,339

National Fuel Gas Co.
2.950% due 03/01/2031		9,100	7,661

NCL Corp. Ltd.
7.750% due 02/15/2029		2,500	2,598

Netflix, Inc.
3.875% due 11/15/2029	EUR	11,800	13,035
4.875% due 04/15/2028		$1,700	1,698
4.875% due 06/15/2030 (m)		900	894

Newcastle Coal Infrastructure Group Pty. Ltd.
4.400% due 09/29/2027		2,093	1,994

Newmont Corp.
4.200% due 05/13/2050		2,500	2,065

NextEra Energy Operating Partners LP
4.250% due 07/15/2024		14,740	14,620

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Co. Ltd.
3.522% due 09/17/2025	$4,900	$4,725
4.345% due 09/17/2027	16,300	15,505

Norfolk Southern Corp.
4.100% due 05/15/2121	4,200	3,067
5.950% due 03/15/2064	7,500	8,016

Northrop Grumman Corp.
2.930% due 01/15/2025	125	123
4.900% due 06/01/2034	6,500	6,390
5.200% due 06/01/2054	14,700	14,328
7.750% due 03/15/2026	102	106
7.750% due 02/15/2031	285	330

NVIDIA Corp.
3.200% due 09/16/2026	300	290

NVR, Inc.
3.000% due 05/15/2030	35,314	31,380

NXP BV
3.875% due 06/18/2026	6,700	6,506
4.300% due 06/18/2029	7,685	7,408
5.000% due 01/15/2033	600	587
5.350% due 03/01/2026	4,800	4,804

Occidental Petroleum Corp.
6.200% due 03/15/2040	3,260	3,347
6.450% due 09/15/2036	1,500	1,600
8.875% due 07/15/2030	17,067	19,843

OCI NV
6.700% due 03/16/2033	3,400	3,392

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2024 (g)(i)	3,579	197

ONEOK Partners LP
6.125% due 02/01/2041	1,700	1,761
6.200% due 09/15/2043	3,450	3,565

Oracle Corp.
2.300% due 03/25/2028	3,200	2,891
2.875% due 03/25/2031	14,900	12,963
3.600% due 04/01/2050	1,700	1,229
3.950% due 03/25/2051	5,300	4,041
4.000% due 07/15/2046	11,000	8,671
4.000% due 11/15/2047	3,700	2,890
4.100% due 03/25/2061	16,600	12,476
4.900% due 02/06/2033	5,500	5,387

Pactiv Evergreen Group Issuer LLC
4.375% due 10/15/2028	1,700	1,588

Paramount Global
2.900% due 01/15/2027	700	641
3.700% due 06/01/2028	4,100	3,635
6.875% due 04/30/2036	10,900	10,303

Penske Truck Leasing Co. LP
2.700% due 11/01/2024	15,700	15,425

PepsiCo, Inc.
2.250% due 03/19/2025	180	175
2.625% due 07/29/2029	440	400
3.000% due 10/15/2027	260	246

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Perrigo Finance Unlimited Co.
4.375% due 03/15/2026	$2,200	$2,142

Petroleos Mexicanos
6.700% due 02/16/2032	12,251	10,196

Pfizer Investment Enterprises Pte. Ltd.
4.450% due 05/19/2028	4,100	4,044
5.110% due 05/19/2043	14,400	14,090
5.300% due 05/19/2053	5,800	5,771

Pfizer, Inc.
3.400% due 05/15/2024	150	150

Philip Morris International, Inc.
5.375% due 02/15/2033	6,000	6,052
5.625% due 11/17/2029	3,100	3,194
5.750% due 11/17/2032	11,500	11,880

Phillips 66 Co.
3.550% due 10/01/2026	436	421
3.605% due 02/15/2025	65	64

Pioneer Natural Resources Co.
7.200% due 01/15/2028	4,497	4,791

Post Holdings, Inc.
6.250% due 02/15/2032	1,800	1,815

Procter & Gamble Co.
2.700% due 02/02/2026	450	434

Prosus NV
3.832% due 02/08/2051	2,300	1,417
4.027% due 08/03/2050	1,200	765

QatarEnergy
3.125% due 07/12/2041	3,700	2,768

Qorvo, Inc.
1.750% due 12/15/2024	775	754

QUALCOMM, Inc.
3.250% due 05/20/2027	20	19

Quanta Services, Inc.
2.350% due 01/15/2032	4,600	3,741
2.900% due 10/01/2030	3,100	2,713

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	553	561

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	15,900	13,019

Renesas Electronics Corp.
1.543% due 11/26/2024	4,000	3,883
2.170% due 11/25/2026	3,200	2,929

Republic Services, Inc.
2.500% due 08/15/2024	260	257

Revvity, Inc.
3.300% due 09/15/2029	300	272

Rockies Express Pipeline LLC
3.600% due 05/15/2025	8,800	8,596
4.800% due 05/15/2030	3,100	2,868

Royal Caribbean Cruises Ltd.
3.700% due 03/15/2028	6,700	6,241

34	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/01/2028	$13,200	$13,055
9.250% due 01/15/2029	4,000	4,293

Royalty Pharma PLC
1.750% due 09/02/2027	13,750	12,283

RTX Corp.
3.150% due 12/15/2024	325	319
3.950% due 08/16/2025	355	349
4.125% due 11/16/2028	600	581
5.375% due 02/27/2053	13,300	13,127
6.100% due 03/15/2034	15,900	17,003
6.400% due 03/15/2054	2,500	2,831
7.200% due 08/15/2027	125	134

S&P Global, Inc.
4.250% due 05/01/2029	12,542	12,227
4.750% due 08/01/2028	1,000	999

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030	6,500	6,254
5.000% due 03/15/2027	6,411	6,395
5.625% due 03/01/2025	4,575	4,572
5.750% due 05/15/2024	679	679
5.875% due 06/30/2026	10,705	10,795

Sands China Ltd.
5.400% due 08/08/2028	4,900	4,809

Santos Finance Ltd.
3.649% due 04/29/2031	20,000	17,440
6.875% due 09/19/2033	6,200	6,561

Saudi Arabian Oil Co.
2.250% due 11/24/2030	1,000	844

Seadrill Finance Ltd.
8.375% due 08/01/2030	400	420

SF Holding Investment Ltd.
2.875% due 02/20/2030	10,900	9,653
3.125% due 11/17/2031	1,500	1,314

Sherwin-Williams Co.
3.300% due 02/01/2025	500	490
3.450% due 08/01/2025	200	195

SK Hynix, Inc.
2.375% due 01/19/2031	5,000	4,117

Spectra Energy Partners LP
3.500% due 03/15/2025	275	270

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	3,800	3,654
4.600% due 06/15/2028	16,831	15,794
9.375% due 11/30/2029	5,750	6,279
9.750% due 11/15/2030	2,500	2,800

Spirit Airlines Pass-Through Trust
3.375% due 08/15/2031	269	239
3.650% due 08/15/2031	875	758
4.100% due 10/01/2029	2,105	1,934

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	4,775	4,749

Standard Industries, Inc.
4.375% due 07/15/2030	2,350	2,113

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Station Casinos LLC
4.500% due 02/15/2028	$2,000	$1,885

Stryker Corp.
1.950% due 06/15/2030	13,950	11,775
4.850% due 12/08/2028	4,000	4,003

Studio City Finance Ltd.
5.000% due 01/15/2029	9,300	8,190
6.500% due 01/15/2028	13,100	12,492

T-Mobile USA, Inc.
2.050% due 02/15/2028	10,500	9,411
2.550% due 02/15/2031	16,800	14,317
3.000% due 02/15/2041	32,700	24,100
3.300% due 02/15/2051	40,000	27,991
3.400% due 10/15/2052	4,600	3,266
3.500% due 04/15/2025	5,843	5,730
3.600% due 11/15/2060	5,700	4,000
3.875% due 04/15/2030	21,750	20,381
5.050% due 07/15/2033	2,000	1,979
5.650% due 01/15/2053	4,800	4,905
5.750% due 01/15/2054	5,200	5,389
5.800% due 09/15/2062	2,400	2,489

Take-Two Interactive Software, Inc.
3.700% due 04/14/2027	7,600	7,293

Tapestry, Inc.
7.350% due 11/27/2028	2,375	2,504
7.700% due 11/27/2030	12,500	13,340

Targa Resources Corp.
4.950% due 04/15/2052	8,000	7,016
6.150% due 03/01/2029	8,300	8,653

Target Corp.
2.250% due 04/15/2025	250	243

TCI Communications, Inc.
7.875% due 02/15/2026	600	629

TD SYNNEX Corp.
1.250% due 08/09/2024	6,300	6,199
1.750% due 08/09/2026	9,940	9,096
2.375% due 08/09/2028	14,300	12,640
2.650% due 08/09/2031	8,700	7,029

Time Warner Cable LLC
4.500% due 09/15/2042	4,000	2,963

Times Square Hotel Trust
8.528% due 08/01/2026	211	210

TransCanada PipeLines Ltd.
4.250% due 05/15/2028	40	39
5.600% due 03/31/2034	5,258	5,328

Transcontinental Gas Pipe Line Co. LLC
3.250% due 05/15/2030	2,900	2,626
7.850% due 02/01/2026	12,066	12,523

TransDigm, Inc.
7.125% due 12/01/2031	3,300	3,405

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031	7,350	6,162

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Travel & Leisure Co.
4.625% due 03/01/2030		$5,700	$5,208

Trimble, Inc.
4.900% due 06/15/2028		2,100	2,089
6.100% due 03/15/2033		1,000	1,045

Trinity Acquisition PLC
4.400% due 03/15/2026		35	34

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		1,753	1,655

UKG, Inc.
6.875% due 02/01/2031		3,600	3,670

Unigel Luxembourg SA
8.750% due 10/01/2026 ^(d)		3,900	1,216

United Airlines Pass-Through Trust
2.700% due 11/01/2033		833	715
2.875% due 04/07/2030		15,023	13,634
3.100% due 01/07/2030		956	878
3.100% due 04/07/2030		3,508	3,128
3.450% due 01/07/2030		2,760	2,508
3.500% due 09/01/2031		1,242	1,143
3.700% due 09/01/2031		2,719	2,439
4.150% due 10/11/2025		1,063	1,062
4.150% due 02/25/2033		8,446	7,922
5.875% due 04/15/2029		19,227	19,183

UnitedHealth Group, Inc.
2.900% due 05/15/2050		5,500	3,731
5.200% due 04/15/2063		23,860	23,228
5.875% due 02/15/2053		2,500	2,707

Vale Overseas Ltd.
3.750% due 07/08/2030		3,500	3,150
6.875% due 11/21/2036		4,996	5,343

Var Energi ASA
8.000% due 11/15/2032		4,700	5,283

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029		17,500	15,768
3.875% due 11/01/2033		11,000	9,354
4.125% due 08/15/2031		13,000	11,569
6.250% due 01/15/2030		5,150	5,185

Venture Global LNG, Inc.
8.375% due 06/01/2031		6,200	6,398
9.875% due 02/01/2032		10,900	11,754

VeriSign, Inc.
2.700% due 06/15/2031		1,706	1,430

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		500	487

Virgin Australia Holdings Pty. Ltd.
8.125% due 11/15/2024 ^(d)		2,611	8

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	5,800	6,328
5.250% due 05/15/2029		1,000	1,164

Vmed O2 U.K. Financing PLC
4.250% due 01/31/2031		$6,200	5,255

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMware, Inc.
2.200% due 08/15/2031	$3,300	$2,687
3.900% due 08/21/2027	16,435	15,746
4.500% due 05/15/2025	9,342	9,254
4.650% due 05/15/2027	10,438	10,266
4.700% due 05/15/2030	24,482	23,840

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025	13,400	13,085

Walgreens Boots Alliance, Inc.
3.450% due 06/01/2026	2,000	1,908

Walt Disney Co.
2.650% due 01/13/2031 (m)	20,180	17,772
3.500% due 05/13/2040	5,500	4,524
3.700% due 09/15/2024	400	397
7.700% due 10/30/2025	153	159

Warnermedia Holdings, Inc.
4.279% due 03/15/2032	2,800	2,502
5.050% due 03/15/2042	2,700	2,322
5.141% due 03/15/2052	13,800	11,463

Weir Group PLC
2.200% due 05/13/2026	19,600	18,199

Western Digital Corp.
4.750% due 02/15/2026	3,600	3,519

Western Midstream Operating LP
3.950% due 06/01/2025	150	147
6.350% due 01/15/2029	12,500	12,974

Westinghouse Air Brake Technologies Corp.
4.700% due 09/15/2028	15,933	15,679

Williams Cos., Inc.
4.850% due 03/01/2048	6,000	5,372

Woodside Finance Ltd.
3.650% due 03/05/2025	9,700	9,515
3.700% due 09/15/2026	11,375	10,892
3.700% due 03/15/2028	6,100	5,747
4.500% due 03/04/2029	2,300	2,220

Wynn Macau Ltd.
4.875% due 10/01/2024	6,050	5,983
5.500% due 10/01/2027	31,554	30,229

Yara International ASA
4.750% due 06/01/2028	6,200	6,033

Yellowstone Energy LP
5.750% due 12/31/2026 «	1,618	1,579

Zoetis, Inc.
2.000% due 05/15/2030	7,000	5,902

		3,506,399

UTILITIES 10.1%

AEP Texas, Inc.
6.650% due 02/15/2033	2,425	2,596

AES Corp.
3.300% due 07/15/2025	10,200	9,887

36	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.950% due 07/15/2030	$5,200	$4,744
5.450% due 06/01/2028	2,400	2,396

Alliant Energy Finance LLC
3.600% due 03/01/2032	1,500	1,323

American Electric Power Co., Inc.
3.875% due 02/15/2062 •	6,200	5,603
5.200% due 01/15/2029	25,000	25,073

American Water Capital Corp.
5.150% due 03/01/2034	1,300	1,305

Appalachian Power Co.
5.650% due 04/01/2034	2,200	2,221

Arizona Public Service Co.
2.650% due 09/15/2050	8,900	5,337
3.350% due 05/15/2050	3,750	2,580

AT&T, Inc.
2.750% due 06/01/2031	16,200	13,959
3.500% due 06/01/2041	49,000	38,272
3.550% due 09/15/2055	23,160	16,207
3.650% due 06/01/2051	25,700	18,884
3.650% due 09/15/2059	30,575	21,304
3.850% due 06/01/2060	25,750	18,641

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049	1,850	1,563

Bharti Airtel Ltd.
4.375% due 06/10/2025	5,000	4,920

Black Hills Corp.
2.500% due 06/15/2030	10,400	8,726
3.875% due 10/15/2049	5,500	4,031

CenterPoint Energy, Inc.
4.250% due 11/01/2028	360	344

Clearway Energy Operating LLC
3.750% due 02/15/2031	3,500	3,008

Cleco Corporate Holdings LLC
3.743% due 05/01/2026	12,005	11,549

Cleveland Electric Illuminating Co.
3.500% due 04/01/2028	4,200	3,924

Columbia Pipelines Holding Co. LLC
6.042% due 08/15/2028	4,000	4,090
6.055% due 08/15/2026	2,000	2,023

Columbia Pipelines Operating Co. LLC
5.927% due 08/15/2030	2,700	2,771
6.036% due 11/15/2033	13,500	13,994

Constellation Energy Generation LLC
5.750% due 10/01/2041	2,579	2,581
5.800% due 03/01/2033	1,400	1,444
6.125% due 01/15/2034	700	740
6.250% due 10/01/2039	990	1,044

Dominion Energy, Inc.
2.250% due 08/15/2031	8,200	6,716

DTE Electric Co.
5.200% due 04/01/2033	1,300	1,318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DTE Energy Co.
2.950% due 03/01/2030	$2,441	$2,157
3.400% due 06/15/2029	2,387	2,191
5.100% due 03/01/2029	12,900	12,854

Duke Energy Carolinas LLC
2.450% due 08/15/2029	16,100	14,256
3.200% due 08/15/2049	200	140
6.050% due 04/15/2038	1,227	1,306

Duke Energy Corp.
3.400% due 06/15/2029	765	710

Duke Energy Florida LLC
3.200% due 01/15/2027	1,100	1,050

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	6,800	6,920

Duquesne Light Holdings, Inc.
3.616% due 08/01/2027	15,400	14,464

Edison International
5.750% due 06/15/2027	8,700	8,818
8.125% due 06/15/2053 •	8,900	9,227

Electricite de France SA
4.500% due 09/21/2028	1,000	968
4.875% due 09/21/2038	1,400	1,253
4.875% due 01/22/2044	500	441
6.900% due 05/23/2053	14,300	15,609
9.125% due 03/15/2033 •(i)	3,900	4,306

Emera U.S. Finance LP
4.750% due 06/15/2046	10,900	8,969

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	1,206	1,168

Enel Finance America LLC
2.875% due 07/12/2041	4,100	2,788
7.100% due 10/14/2027	2,500	2,646

Enel Finance International NV
1.875% due 07/12/2028	9,100	7,975
2.250% due 07/12/2031	10,100	8,183

Entergy Corp.
1.900% due 06/15/2028	5,900	5,210
3.750% due 06/15/2050	1,000	735

Entergy Mississippi LLC
5.000% due 09/01/2033	367	361

Entergy Texas, Inc.
1.750% due 03/15/2031	4,129	3,330
5.800% due 09/01/2053	800	827

Evergy Metro, Inc.
2.250% due 06/01/2030	400	342

Eversource Energy
5.500% due 01/01/2034	5,000	5,004
5.950% due 02/01/2029	4,800	4,955

Exelon Corp.
4.050% due 04/15/2030	7,100	6,700
5.150% due 03/15/2028	5,000	5,015

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fells Point Funding Trust
3.046% due 01/31/2027	$11,500	$10,793

FORESEA Holding SA
7.500% due 06/15/2030	1,905	1,792

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029	18,600	9,951

Georgia Power Co.
2.650% due 09/15/2029	9,800	8,741
3.250% due 03/15/2051	13,200	9,278
3.700% due 01/30/2050	4,200	3,240
5.004% due 02/23/2027	3,000	3,005

India Green Power Holdings
4.000% due 02/22/2027	2,893	2,685

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	1,379	1,285
5.750% due 04/01/2034	5,700	5,685

ITC Holdings Corp.
2.950% due 05/14/2030	1,800	1,587

Jersey Central Power & Light Co.
4.300% due 01/15/2026	9,450	9,240

Liberty Utilities Co.
5.577% due 01/31/2029	4,200	4,226

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	2,500	2,406

MidAmerican Energy Co.
3.150% due 04/15/2050	500	349
4.250% due 05/01/2046	1,800	1,535
5.300% due 02/01/2055	3,800	3,762
5.350% due 01/15/2034	2,100	2,163

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	39,000	39,000
4.625% due 04/01/2029	3,155	3,052

Mississippi Power Co.
3.950% due 03/30/2028	14,645	14,105

Monongahela Power Co.
4.100% due 04/15/2024	450	449

Narragansett Electric Co.
3.395% due 04/09/2030	3,100	2,832
5.350% due 05/01/2034	8,000	8,082

National Grid PLC
5.602% due 06/12/2028	6,000	6,115
5.809% due 06/12/2033	5,500	5,622

NextEra Energy Capital Holdings, Inc.
4.800% due 12/01/2077 •	4,300	3,967
5.650% due 05/01/2079 •	100	96

NGPL PipeCo LLC
4.875% due 08/15/2027	8,570	8,365

NiSource, Inc.
3.490% due 05/15/2027	225	215

Oi SA
10.000% due 07/27/2025 ^(d)	7,500	131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ONEOK, Inc.
2.750% due 09/01/2024	$6,300	$6,225
4.550% due 07/15/2028	21,503	21,100
4.950% due 07/13/2047	9,972	8,772
5.200% due 07/15/2048	3,985	3,661
6.000% due 06/15/2035	700	718
6.050% due 09/01/2033	1,100	1,148
6.350% due 01/15/2031	8,600	9,112
6.625% due 09/01/2053	22,500	24,814

Pacific Gas & Electric Co.
2.500% due 02/01/2031	7,500	6,242
2.950% due 03/01/2026	3,900	3,725
3.000% due 06/15/2028	5,400	4,935
3.150% due 01/01/2026	14,901	14,334
3.250% due 06/01/2031	1,600	1,390
3.300% due 03/15/2027	5,300	5,023
3.300% due 12/01/2027	27,516	25,577
3.300% due 08/01/2040	2,700	1,985
3.450% due 07/01/2025	19,655	19,125
3.500% due 06/15/2025	1,400	1,364
3.500% due 08/01/2050	13,050	8,928
3.750% due 07/01/2028	15,079	14,133
3.750% due 08/15/2042	2,600	1,940
4.200% due 03/01/2029	1,000	950
4.250% due 03/15/2046	2,100	1,648
4.300% due 03/15/2045	1,932	1,529
4.500% due 07/01/2040	2,800	2,393
4.500% due 12/15/2041	4,300	3,475
4.550% due 07/01/2030	7,800	7,418
4.600% due 06/15/2043	4,900	4,099
4.650% due 08/01/2028	17,000	16,449
4.750% due 02/15/2044	5,700	4,815
4.950% due 07/01/2050	5,465	4,706
5.250% due 03/01/2052	13,600	12,152

PacifiCorp
2.700% due 09/15/2030	1,500	1,300
2.900% due 06/15/2052	13,300	8,165
5.300% due 02/15/2031	6,200	6,222
5.350% due 12/01/2053	5,450	5,079
5.500% due 05/15/2054	2,400	2,312
5.750% due 04/01/2037	8,278	8,423
5.800% due 01/15/2055	7,000	6,910

Pennsylvania Electric Co.
3.600% due 06/01/2029	1,020	948
4.150% due 04/15/2025	2,600	2,550
6.150% due 10/01/2038	1,600	1,649

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050	4,300	2,919
3.640% due 11/01/2046	1,500	1,088

Plains All American Pipeline LP
4.500% due 12/15/2026	2,000	1,964

PPL Electric Utilities Corp.
5.000% due 05/15/2033	3,100	3,093

Public Service Co. of Oklahoma
2.200% due 08/15/2031	1,400	1,146
3.150% due 08/15/2051	1,500	1,006

38	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Service Enterprise Group, Inc.
5.200% due 04/01/2029	$10,500	$10,513
5.450% due 04/01/2034	2,600	2,607

Puget Energy, Inc.
4.100% due 06/15/2030	5,500	5,033

Rio Oil Finance Trust
8.200% due 04/06/2028	5,237	5,350
9.750% due 01/06/2027	5,709	5,946

San Diego Gas & Electric Co.
1.700% due 10/01/2030	12,400	10,202
4.100% due 06/15/2049	9,500	7,755

SCE Recovery Funding LLC
5.112% due 12/14/2049	3,700	3,625

Sempra
3.400% due 02/01/2028	2,840	2,684
4.125% due 04/01/2052 •	4,100	3,803
5.500% due 08/01/2033	6,600	6,622

Southern California Edison Co.
0.975% due 08/01/2024	16,475	16,219
1.200% due 02/01/2026	7,200	6,690
2.500% due 06/01/2031	2,600	2,197
2.750% due 02/01/2032	10,500	8,893
2.950% due 02/01/2051	6,800	4,424
3.450% due 02/01/2052	8,200	5,803
3.650% due 02/01/2050	2,000	1,484
3.700% due 08/01/2025	8,800	8,610
3.900% due 12/01/2041	1,100	885
3.900% due 03/15/2043	6,100	4,926
4.000% due 04/01/2047	14,900	11,806
4.650% due 10/01/2043	600	532
4.700% due 06/01/2027	600	594
4.875% due 03/01/2049	8,468	7,576
5.300% due 03/01/2028	8,300	8,396
6.650% due 04/01/2029	8,039	8,467

Southern California Gas Co.
2.550% due 02/01/2030	2,200	1,930
5.200% due 06/01/2033 (m)	14,300	14,325

Southern Co. Gas Capital Corp.
1.750% due 01/15/2031	12,000	9,776
3.250% due 06/15/2026	5,475	5,246
3.875% due 11/15/2025	2,300	2,243
4.400% due 05/30/2047	2,554	2,126

Southern Power Co.
5.250% due 07/15/2043	1,000	947

Southwest Gas Corp.
4.050% due 03/15/2032	5,775	5,304

Southwestern Electric Power Co.
3.250% due 11/01/2051	3,593	2,388

Sprint LLC
7.125% due 06/15/2024	600	601

System Energy Resources, Inc.
2.140% due 12/09/2025	13,800	12,973
6.000% due 04/15/2028	2,300	2,348

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tallgrass Energy Partners LP
6.000% due 12/31/2030	$1,900	$1,806
7.375% due 02/15/2029	1,900	1,913

Targa Resources Partners LP
5.500% due 03/01/2030	5,200	5,179

Toledo Edison Co.
2.650% due 05/01/2028	11,334	10,140

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025	200	196

Transcanada Trust
5.300% due 03/15/2077 •	22,550	21,208

Union Electric Co.
5.200% due 04/01/2034 (b)	5,000	5,012

Verizon Communications, Inc.
2.100% due 03/22/2028	2,100	1,891
2.850% due 09/03/2041	4,150	2,990
3.000% due 03/22/2027	875	829
3.875% due 03/01/2052	7,800	6,138
6.153% (SOFRRATE + 0.790%) due 03/20/2026 ~	9,542	9,600

Vistra Operations Co. LLC
4.300% due 07/15/2029	5,000	4,694
6.950% due 10/15/2033	5,050	5,395

Vodafone Group PLC
5.125% due 06/04/2081 •	11,100	8,397

WEC Energy Group, Inc.
1.800% due 10/15/2030	2,700	2,227
2.200% due 12/15/2028	1,000	885

Xcel Energy, Inc.
3.400% due 06/01/2030	240	215
5.450% due 08/15/2033	6,200	6,166

		1,215,139

Total Corporate Bonds & Notes (Cost $9,552,182)		8,866,617

CONVERTIBLE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Sunac China Holdings Ltd. (1.000% PIK)
1.000% due 09/30/2032 (c)	3,250	211

Total Convertible Bonds & Notes (Cost $434)		211

MUNICIPAL BONDS & NOTES 0.1%

TEXAS 0.1%

Texas Natural Gas Securitization Finance Corp. Series 2023
5.102% due 04/01/2035	11,300	11,409
5.169% due 04/01/2041	7,600	7,729

Total Municipal Bonds & Notes (Cost $18,900)		19,138

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 11.0%

Freddie Mac
6.155% due 11/25/2055 «~	$3,238	$2,010
14.435% due 03/25/2029 •	495	555

Uniform Mortgage-Backed Security
3.000% due 01/01/2045	127	113
3.500% due 07/01/2046	1,692	1,543
4.000% due 08/01/2049 - 02/01/2053	186	174
4.500% due 10/01/2052 - 12/01/2053	23,980	22,842

Uniform Mortgage-Backed Security, TBA
3.500% due 04/01/2054	61,492	55,037
4.000% due 05/01/2054	485,950	450,256
4.500% due 05/01/2054	38,395	36,580
5.000% due 04/01/2054 - 05/01/2054	148,300	144,717
5.500% due 04/01/2054 - 05/01/2054	440,500	438,348
6.000% due 05/01/2054	155,400	156,797
6.500% due 04/01/2054 - 05/01/2054	22,000	22,473

Total U.S. Government Agencies (Cost $1,329,640)		1,331,445

U.S. TREASURY OBLIGATIONS 16.5%

U.S. Treasury Bonds
1.875% due 11/15/2051 (m)	184,438	110,526
2.000% due 11/15/2041 (m)(q)	353,900	248,394
2.250% due 02/15/2052 (m)(q)	12,600	8,291
2.500% due 02/15/2046	76,025	55,008
2.500% due 05/15/2046 (m)	91,308	65,902
2.750% due 08/15/2047 (m)	96,200	72,026
3.125% due 08/15/2044 (m)(q)	106,675	87,401
3.125% due 05/15/2048 (m)	106,300	85,050
3.250% due 05/15/2042 (m)(q)	24,700	21,004
3.375% due 05/15/2044	93,084	79,463
3.625% due 05/15/2053 (m)	4,400	3,867

U.S. Treasury Inflation Protected Securities (h)
0.125% due 10/15/2024 (o)	24,038	23,890
0.250% due 01/15/2025 (o)	3,645	3,583
0.875% due 02/15/2047	12,040	9,295
1.500% due 02/15/2053	104,825	91,618

U.S. Treasury Notes
3.875% due 05/15/2043 (m)	55,300	51,055
1.375% due 10/31/2028 (m)(o)	270,107	237,990
1.875% due 02/28/2027 (m)(o)	15,400	14,332
1.875% due 02/15/2032 (m)(o)	241,641	204,144
2.750% due 08/15/2032 (m)(o)(q)	87,293	78,308
2.875% due 05/15/2032 (m)(o)	107,755	97,855
3.125% due 11/15/2028 (m)(o)(q)	29,000	27,627

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 03/31/2030 (m)(o)(q)	$1,700	$1,646
4.125% due 11/15/2032 (m)(o)	110,800	110,062
4.875% due 10/31/2030 (m)	185,700	192,490

U.S. Treasury STRIPS
0.000% due 05/15/2042 (a)	19,500	8,431

Total U.S. Treasury Obligations (Cost $2,263,719)		1,989,258

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.7%

245 Park Avenue Trust
3.508% due 06/05/2037	3,622	3,329

American Home Mortgage Assets Trust
6.029% due 10/25/2046 •	1,450	964

American Home Mortgage Investment Trust
7.465% due 11/25/2045 •	484	197

AOA Mortgage Trust
6.315% due 10/15/2038 •	10,675	10,395

Atrium Hotel Portfolio Trust
6.573% due 06/15/2035 •	21,571	21,473

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032	7,800	6,172

Banc of America Alternative Loan Trust
5.750% due 11/25/2035 «	174	119

Banc of America Funding Trust
3.974% due 06/20/2037 ~	2,556	2,075
5.574% due 01/25/2037 •	5,139	4,453
5.750% due 01/25/2037	2,097	1,697
5.823% due 10/20/2036 •	1,021	757
6.000% due 03/25/2037	1,059	801
6.003% due 06/20/2047 •	777	605
6.244% due 05/25/2037 •	276	228
10.790% due 07/25/2047 •	721	960

Banc of America Mortgage Trust
4.032% due 10/25/2035 ~	357	277

BCAP LLC Trust
3.665% due 07/26/2036 ~	103	88
5.884% due 05/25/2047 •	475	467
6.000% due 07/26/2037 «~	162	136

Bear Stearns Adjustable Rate Mortgage Trust
4.084% due 06/25/2047 ~	1,459	1,299

Bear Stearns ALT-A Trust
4.134% due 03/25/2036 ~	136	108
4.266% due 08/25/2036 ~	856	425
5.054% due 04/25/2035 ~	7,194	6,405
5.764% due 08/25/2036 •	398	342

Bear Stearns Asset-Backed Securities Trust
5.500% due 08/25/2035 «•	88	53
5.794% due 12/25/2035 «•	233	112

Beast Mortgage Trust
6.626% due 02/15/2037 •	2,100	1,860

40	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Benchmark Mortgage Trust
2.640% due 09/15/2048	$3,389	$3,243

BX Trust
6.075% due 04/15/2039 •	14,867	14,676
6.339% due 10/15/2036 •	7,000	6,936

Chase Mortgage Finance Trust
6.000% due 06/25/2037	2,835	1,195

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates
6.124% due 08/25/2037 •	285	262

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.724% due 01/25/2035 •	203	190

Citigroup Commercial Mortgage Trust
3.251% due 05/10/2035	1,183	1,139

Citigroup Mortgage Loan Trust
4.568% due 03/25/2037 ~	205	173

Commercial Mortgage Trust
3.178% due 02/10/2035	13,000	12,186

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ~	770	417

Countrywide Alternative Loan Trust
5.500% due 07/25/2035	834	662
5.500% due 01/25/2036	783	521
5.633% due 09/20/2046 •	702	712
5.653% due 09/20/2046 •	1,322	1,183
5.654% due 04/25/2047 •	966	784
5.794% due 05/25/2037 •	625	207
5.824% due 09/25/2046 •	1,167	1,081
6.000% due 03/25/2036	771	341
6.000% due 05/25/2036	87	43
6.000% due 06/25/2037	1,407	657
6.439% due 08/25/2035 •	1,404	1,115
6.500% due 12/25/2036	355	158

Credit Suisse Commercial Mortgage Trust
6.407% due 06/15/2034 •	3,152	3,025

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035	5,671	4,458

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.140% due 12/26/2059 ~	1,379	1,391
3.713% due 05/27/2037 ~	2,952	1,950
3.850% due 09/25/2057 ~	524	496
3.853% due 06/26/2037 ~	1,521	1,400
4.227% due 04/28/2037 ~	829	764

CSAIL Commercial Mortgage Trust
3.718% due 08/15/2048	6,500	6,313

DC Commercial Mortgage Trust
6.314% due 09/12/2040	1,200	1,228

DROP Mortgage Trust
6.589% due 10/15/2043 •	5,000	4,815

Extended Stay America Trust
6.519% due 07/15/2038 •	51,655	51,672

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp. Trust
8.726% due 08/15/2039 •	$18,000	$18,110

GSR Mortgage Loan Trust
5.884% due 08/25/2046 •	19,296	4,517

HarborView Mortgage Loan Trust
4.077% due 06/19/2036 ~	590	255
5.851% due 12/19/2036 •	2,249	1,812
5.941% due 01/19/2036 •	1,654	1,007

HSI Asset Loan Obligation Trust
6.000% due 09/25/2037 «	98	73

IndyMac INDX Mortgage Loan Trust
5.924% due 07/25/2035 •	5,678	5,141

InTown Mortgage Trust
7.814% due 08/15/2039 •	10,700	10,772

JP Morgan Alternative Loan Trust
4.839% due 05/25/2037 ~	619	543
6.810% due 08/25/2036 þ	673	633

JP Morgan Chase Commercial Mortgage Securities Trust
6.740% due 03/15/2036 •	12,792	11,081

Lehman Mortgage Trust
6.000% due 07/25/2037 «	76	66

Merrill Lynch Mortgage Investors Trust
4.970% due 05/25/2033 «~	3	2

Morgan Stanley Capital Trust
6.390% due 12/15/2036 •	2,341	1,892
6.609% due 12/15/2038 •	6,700	6,352

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ~	366	106

Morgan Stanley Re-REMIC Trust
5.500% due 01/26/2037 «~	5	5

MortgageIT Mortgage Loan Trust
5.844% due 04/25/2036 •	3,353	2,435

New Century Alternative Mortgage Loan Trust
6.667% due 07/25/2036 þ	869	183

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	25,175	23,743
2.750% due 11/25/2059 ~	17,069	15,965
4.500% due 05/25/2058 ~	6,107	5,884

One New York Plaza Trust
6.390% due 01/15/2036 •	2,400	2,343

ONE Park Mortgage Trust
6.139% due 03/15/2036 •	7,700	7,515

Residential Accredit Loans, Inc. Trust
5.090% due 07/25/2035 «~	119	106
5.264% due 01/25/2036 ~	1,035	747
5.654% due 04/25/2046 •	6,124	1,644
5.804% due 05/25/2036 •	737	651
5.824% due 08/25/2036 •	463	450
6.009% due 10/25/2037 ~	3,451	2,866

Starwood Mortgage Trust
6.490% due 04/15/2034 •	2,670	2,652

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	41

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
4.132% due 05/25/2036 ~	$909	$506
5.744% due 08/25/2036 •	532	421

TBW Mortgage-Backed Trust
6.280% due 01/25/2037 þ	6,705	1,029

Towd Point Mortgage Trust
2.750% due 06/25/2057 ~	3,097	2,976
6.444% due 05/25/2058 •	771	785

Wachovia Mortgage Loan Trust LLC
5.937% due 05/20/2036 «~	55	51

WaMu Mortgage Pass-Through Certificates Trust
4.541% due 07/25/2037 ~	278	230

Washington Mutual Mortgage Pass-Through Certificates Trust
5.929% due 11/25/2046 •	842	676
6.000% due 07/25/2036	184	131

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	96	81

Total Non-Agency Mortgage-Backed Securities (Cost $343,502)		327,627

ASSET-BACKED SECURITIES 5.3%

522 Funding CLO Ltd.
6.619% due 10/20/2031 •	7,945	7,965

ABFC Trust
5.704% due 01/25/2037 •	3,473	2,423

Accredited Mortgage Loan Trust
5.704% due 09/25/2036 •	777	766

ACE Securities Corp. Home Equity Loan Trust
5.764% due 08/25/2036 •	1,533	373
5.844% due 12/25/2036 •	4,954	1,321
6.389% due 05/25/2035 •	5,500	4,813

ACREC LLC
7.555% due 02/19/2038 •	8,400	8,449

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ	2,183	1,468

Allegro CLO Ltd.
0.000% due 01/19/2033 •(b)	1,500	1,500

Anchorage Capital CLO Ltd.
0.000% due 04/22/2034 •(b)	2,100	2,100
6.716% due 07/15/2032 •	7,300	7,304
6.719% due 07/22/2032 •	12,900	12,904

Apidos CLO
6.460% due 07/18/2029 •	8,099	8,116

Ares CLO Ltd.
6.629% due 04/22/2031 •	9,600	9,621
6.637% due 04/17/2033 •	15,000	15,000

Argent Securities Trust
5.554% due 09/25/2036 •	1,637	531
5.984% due 05/25/2036 •	1,277	313
6.004% due 04/25/2036 •	6,382	2,111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
6.204% due 02/25/2036 •	$2,072	$1,598

Atlas Static Senior Loan Fund Ltd.
7.064% due 07/15/2030 •	1,666	1,675

Barings CLO Ltd.
6.526% due 04/15/2031 •	10,501	10,507

BDS Ltd.
7.463% due 08/19/2038 •	13,700	13,782

Bear Stearns Asset-Backed Securities Trust
5.904% due 11/25/2036 •	6,743	6,343

Benefit Street Partners CLO Ltd.
6.656% due 07/15/2032 •	8,700	8,702
6.671% due 04/20/2034 •	12,000	11,998

Blackbird Capital Aircraft Lease Securitization Ltd.
4.213% due 12/16/2041 þ	2,553	2,516

BPCRE Ltd.
7.727% due 01/16/2037 •	2,491	2,493

Brightspire Capital Ltd.
6.591% due 08/19/2038 •	6,196	6,115

Capital Four U.S. CLO Ltd.
7.494% due 01/20/2037 •	12,000	12,091

Carlyle Global Market Strategies CLO Ltd.
6.518% due 08/14/2030 •	11,219	11,244

Carlyle U.S. CLO Ltd.
6.579% due 04/20/2031 •	10,817	10,841

Carrington Mortgage Loan Trust
5.694% due 10/25/2036 •	2,049	1,613

Catamaran CLO Ltd.
6.679% due 04/22/2030 •	14,254	14,288

CIT Mortgage Loan Trust
6.944% due 10/25/2037 •	3,301	3,283

Citigroup Mortgage Loan Trust
5.644% due 01/25/2037 •	8,962	3,676
5.964% due 03/25/2036 •	1,051	941

Countrywide Asset-Backed Certificates Trust
5.584% due 07/25/2037 •	268	264
5.884% due 09/25/2047 •	256	246
5.904% due 05/25/2037 •	2,213	2,016
5.924% due 03/25/2036 •	1,010	904
6.184% due 08/25/2047 •	1,941	1,856

CQS U.S. CLO Ltd.
7.168% due 07/20/2031 •	23,649	23,732

Credit-Based Asset Servicing & Securitization Trust
5.744% due 11/25/2036 •	1,084	491

Crestline Denali CLO Ltd.
6.609% due 04/20/2030 •	8,328	8,333

ECAF Ltd.
3.473% due 06/15/2040	195	129
4.947% due 06/15/2040	4,254	2,977

Ellington Loan Acquisition Trust
6.544% due 05/25/2037 •	3,061	2,955

42	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Elmwood CLO Ltd.
7.044% due 12/11/2033 •	$22,100	$22,211

Fremont Home Loan Trust
5.594% due 01/25/2037 •	1,390	633
5.784% due 02/25/2037 •	1,737	595

Golub Capital Partners CLO Ltd.
0.000% due 04/20/2033 •(b)	10,000	10,000

GSAA Home Equity Trust
4.411% due 03/25/2036 ~	1,076	462
5.744% due 07/25/2036 •	49,449	10,587
5.764% due 05/25/2036 •	32,606	8,034
5.954% due 01/25/2036 •	7,669	6,531

GSAMP Trust
5.604% due 01/25/2037 •	2,697	1,608
5.614% due 01/25/2037 •	5,977	5,777
5.724% due 09/25/2036 •	69,538	24,224

Home Equity Loan Trust
5.784% due 04/25/2037 •	3,100	2,589

Home Equity Mortgage Loan Asset-Backed Trust
6.194% due 10/25/2035 •	2,285	2,235

JP Morgan Mortgage Acquisition Trust
4.411% due 07/25/2036 •	8,826	8,066
6.080% due 08/25/2036 þ	1,273	772

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	2,163	1,866

KKR CLO Ltd.
6.866% due 04/15/2029 •	7,767	7,776

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	7,967	7,095

LCCM Trust
6.640% due 12/13/2038 •	8,268	8,101

Lehman XS Trust
4.937% due 06/25/2036 «•	70	71

Long Beach Mortgage Loan Trust
5.764% due 09/25/2036 •	13,137	3,647
5.804% due 03/25/2046 •	4,335	3,402
5.924% due 09/25/2036 •	4,156	1,155

Magnetite Ltd.
6.472% due 10/15/2031 •	5,000	5,000

MAPS Ltd.
4.212% due 05/15/2043	1,203	1,111

MASTR Asset-Backed Securities Trust
5.924% due 03/25/2036 •	2,190	1,353
6.164% due 12/25/2034 •	7,063	6,561
6.194% due 10/25/2035 •	1,016	951

Merrill Lynch Mortgage Investors Trust
4.571% due 02/25/2037 þ	10,470	1,354
5.704% due 03/25/2037 •	5,767	5,217
6.194% due 09/25/2035 •	809	780
6.344% due 02/25/2047 •	4,662	2,705

METAL LLC
4.581% due 10/15/2042	6,731	4,276

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MF1 LLC
7.063% due 03/19/2039 •		$1,000	$1,002
7.961% due 09/17/2037 •		10,500	10,538

MF1 Ltd.
6.676% due 02/19/2037 •		12,633	12,515

Morgan Stanley ABS Capital, Inc. Trust
5.584% due 10/25/2036 •		952	413
5.594% due 11/25/2036 •		1,373	791
5.594% due 12/25/2036 •		666	336
5.594% due 02/25/2037 •		3,629	1,748
5.624% due 02/25/2037 •		11,132	3,679
5.644% due 02/25/2037 •		476	229
5.664% due 10/25/2036 •		1,041	452
5.674% due 02/25/2037 •		4,242	1,402
5.944% due 08/25/2036 •		5,700	2,901
6.064% due 12/25/2035 •		259	251
6.694% due 07/25/2037 •		2,100	1,771

Morgan Stanley Home Equity Loan Trust
5.544% due 04/25/2037 •		208	109
5.794% due 04/25/2037 •		994	519

Neuberger Berman Loan Advisers CLO Ltd.
6.929% due 10/24/2032 •		11,100	11,131

New Century Home Equity Loan Trust
5.764% due 08/25/2036 •		5,579	5,407
6.149% due 02/25/2036 •		6,100	5,213

NovaStar Mortgage Funding Trust
5.744% due 03/25/2037 •		1,059	363
5.864% due 01/25/2037 •		4,257	1,507
5.944% due 10/25/2036 •		1,074	571

Octagon Investment Partners Ltd.
6.541% due 07/19/2030 •		8,277	8,276

Option One Mortgage Loan Trust
5.584% due 01/25/2037 •		3,739	2,201

OZLM Ltd.
6.629% due 04/20/2031 •		5,308	5,318

Palmer Square European Loan Funding DAC
4.722% due 04/15/2031 •	EUR	1,342	1,434

Palmer Square Loan Funding Ltd.
6.379% due 07/20/2029 •		$14,892	14,884

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.179% due 08/25/2035 •		3,552	3,446

PFP Ltd.
7.600% due 08/19/2035 •		20,100	20,179

RBSSP Resecuritization Trust
5.596% due 11/26/2036 •		163	160

Ready Capital Mortgage Financing LLC
6.394% due 07/25/2036 •		1,809	1,799
7.703% due 10/25/2039 •		5,040	5,064
7.881% due 10/25/2039 •		18,343	18,471

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 þ		10,416	4,359

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	43

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Mortgage Products Trust
5.904% due 12/25/2035 •		$7,056	$5,697

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		2,531	2,326

Securitized Asset-Backed Receivables LLC Trust
5.944% due 03/25/2036 •		1,195	726

Sound Point CLO Ltd.
6.746% due 07/15/2034 •		4,000	3,994

Specialty Underwriting & Residential Finance Trust
4.252% due 02/25/2037 þ		1,410	499
5.714% due 04/25/2037 •		748	536
5.744% due 06/25/2037 •		499	290

Start Ltd.
4.089% due 03/15/2044		1,837	1,701

Structured Asset Investment Loan Trust
5.594% due 09/25/2036 •		122	118

Structured Asset Securities Corp. Mortgage Loan Trust
5.944% due 11/25/2037 •		8,000	6,964

Sunnova Sol Issuer LLC
2.790% due 02/22/2049		4,323	3,884

Thunderbolt Aircraft Lease Ltd.
6.212% due 05/17/2032 þ		1,234	1,189

Venture CLO Ltd.
6.709% due 04/20/2032 •		4,000	4,007

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		17,600	16,676

Vibrant CLO Ltd.
6.699% due 07/20/2032 •		3,100	3,105

Voya CLO Ltd.
6.576% due 10/15/2030 •		2,607	2,610

Wellfleet CLO Ltd.
6.749% due 07/20/2032 •		2,896	2,901
6.776% due 07/15/2034 •		8,000	8,015

Total Asset-Backed Securities (Cost $697,275)			635,109

SOVEREIGN ISSUES 3.3%

Argentina Government International Bond
1.000% due 07/09/2029		233	125
3.500% due 07/09/2041 þ		9,535	3,857
3.625% due 07/09/2046 þ		1,610	727

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (g)	ARS	43,365	60

Australia Government International Bond
1.000% due 11/21/2031	AUD	43,650	23,115

Brazil Government International Bond
7.125% due 05/13/2054		$9,300	9,380

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (g)	BRL	442,600	$86,170

Canada Housing Trust
1.950% due 12/15/2025	CAD	59,800	42,437

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		$12,600	11,610

Export-Import Bank of India
3.250% due 01/15/2030		6,000	5,390

Israel Government International Bond
5.500% due 03/12/2034		21,100	20,928
5.750% due 03/12/2054		8,000	7,674

Kuwait International Government Bond
3.500% due 03/20/2027		14,500	14,079

Mexico Government International Bond
2.750% due 11/27/2031 (h)	MXN	608,749	31,561
3.000% due 12/03/2026 (h)		113,714	6,351
3.771% due 05/24/2061		$3,350	2,187
4.000% due 11/30/2028 (h)	MXN	295,446	16,968

Qatar Government International Bond
4.400% due 04/16/2050		$5,300	4,692

Romania Government International Bond
1.750% due 07/13/2030	EUR	5,700	5,055
2.125% due 03/07/2028		5,000	4,965
2.875% due 04/13/2042		2,300	1,702
3.750% due 02/07/2034		500	475
5.375% due 03/22/2031		7,450	8,089

Russia Government International Bond
7.500% due 03/31/2030		$99	71

Saudi Government International Bond
2.250% due 02/02/2033		14,100	11,376
4.750% due 01/16/2030		21,700	21,559
5.000% due 01/18/2053		14,000	12,536

Ukraine Government International Bond
7.750% due 09/01/2024		6,300	2,388

United Kingdom Gilt
4.375% due 07/31/2054	GBP	33,370	41,835

Total Sovereign Issues (Cost $426,972)			397,362

		SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (e)		441,790	0

Urbi Desarrollos Urbanos SAB de CV (e)		7,056	3

			3

44	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%

Constellation Oil ‘B’ «(e)(k)	2,022,200	$219

INDUSTRIALS 0.1%

Drillco Holding Lux SA «(e)(k)	184,946	4,462

Forsea Holding SA «(e)	97	2

Westmoreland Mining Holdings «(e)(k)	47,724	143

Westmoreland Mining LLC «(e)(k)	48,144	127

		4,734

MATERIALS 0.0%

Petra Diamonds Ltd. (e)	1,042,150	534

REAL ESTATE 0.0%

Sunac Services Holdings Ltd.	8,663,421	2,059

Total Common Stocks (Cost $18,814)		7,549

WARRANTS 0.0%

ENERGY 0.0%

Constellation Oil ‘D’ - Exp. 06/10/2071 «(k)	3	0

Total Warrants (Cost $0)		0

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%	7,750	9,450

Total Convertible Preferred Securities (Cost $5,523)		9,450

PREFERRED SECURITIES 5.5%

BANKING & FINANCE 4.9%

American AgCredit Corp.
5.250% due 06/15/2026 •(i)	14,000,000	12,812

Bank of America Corp.
5.125% due 06/20/2024 •(i)	14,100,000	14,143
5.875% due 03/15/2028 •(i)	58,483,000	57,495
6.250% due 09/05/2024 •(i)	5,200,000	5,218

Bank of New York Mellon Corp.
4.625% due 09/20/2026 •(i)	775,000	736

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	8,000,000	7,320

	SHARES	MARKET VALUE (000S)

Capital Farm Credit ACA
5.000% due 03/15/2026 •(i)	35,500,000	$33,486

Charles Schwab Corp.
4.000% due 12/01/2030 •(i)	38,500,000	32,538
5.000% due 12/01/2027 •(i)	7,950,000	7,253

Citigroup, Inc.
3.875% due 02/18/2026 •(i)	20,000,000	18,917
4.150% due 11/15/2026 •(i)	6,700,000	6,201
4.700% due 01/30/2025 •(i)	9,000,000	8,816
5.000% due 09/12/2024 •(i)	42,700,000	42,525
7.200% due 05/15/2029 •(i)	9,500,000	9,736

Citizens Financial Group, Inc.
4.000% due 10/06/2026 •(i)	12,000,000	10,409
5.650% due 10/06/2025 •(i)	2,520,000	2,467

CoBank ACB
4.250% due 01/01/2027 •(i)	7,900,000	6,510
6.200% (US0003M + 3.744%) due 01/01/2025 ~(i)	106,000	10,566
6.250% due 10/01/2026 •(i)	9,300,000	9,183
6.450% due 10/01/2027 •(i)	5,000,000	4,961

Discover Financial Services
6.125% due 06/23/2025 •(i)	17,000,000	17,112

Encina Private Credit LLC «	3,793	0

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(i)	3,000,000	2,775

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(i)	9,000,000	8,241
7.500% due 02/10/2029 •(i)	9,300,000	9,860

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(i)(m)	14,000,000	13,294
4.000% due 04/01/2025 •(i)	32,000,000	31,190
4.600% due 02/01/2025 •(i)	9,800,000	9,668
4.625% due 06/01/2026 (i)	327,000	7,122
5.000% due 08/01/2024 •(i)	52,120,000	52,046
6.100% due 10/01/2024 •(i)	1,100,000	1,102
6.125% due 04/30/2024 •(i)	935,000	935
6.875% due 06/01/2029 •(i)	16,000,000	16,596
8.818% (TSFR3M + 3.512%) due 05/01/2024 ~(i)	606,000	607
9.348% (TSFR3M + 4.042%) due 05/01/2024 ~(i)	790,000	792

MetLife Capital Trust
7.875% due 12/15/2067	2,000,000	2,149

Morgan Stanley
5.875% due 09/15/2026 ~(i)	3,000,000	2,953
6.500% due 10/15/2027 (i)	389,400	10,245
8.751% (TSFR3M + 3.422%) due 12/15/2025 ~(i)	10,280,000	10,653

Nationwide Building Society
10.250% ~	64,034	10,963

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(i)	7,900,000	6,912
6.250% due 03/15/2030 •(i)	6,300,000	6,103

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	45

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	SHARES	MARKET VALUE (000S)

SBL Holdings, Inc.
7.000% due 05/13/2025 •(i)	3,550,000	$2,999

State Street Corp.
6.700% due 03/15/2029 •(i)	8,500,000	8,664

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)	12,627,500	14,454

SVB Financial Group
4.250% due 11/15/2026 ^(d)(i)	10,000,000	165

Synchrony Financial
8.250% (H15T5Y + 4.044%) due 05/15/2029 ~(i)	320,000	8,003

Truist Financial Corp.
5.100% due 03/01/2030 •(i)	3,000,000	2,796

U.S. Bancorp
5.300% due 04/15/2027 •(i)	5,045,000	4,843

Wells Fargo & Co.
3.900% due 03/15/2026 •(i)	4,300,000	4,094
4.250% due 09/15/2026 (i)	678,800	13,230
5.875% due 06/15/2025 ~(i)	475,000	475
7.625% due 09/15/2028 •(i)	10,000,000	10,690

		593,023

INDUSTRIALS 0.2%

Energy Transfer LP
6.750% due 05/15/2025 •(i)	15,100,000	14,887

Land O’ Lakes, Inc.
7.000% due 09/18/2028 (i)	4,600,000	3,547

		18,434

UTILITIES 0.4%

Dominion Energy, Inc.
4.650% due 12/15/2024 •(i)	5,100,000	5,010

Edison International
5.000% due 12/15/2026 •(i)	4,500,000	4,275

Energy Transfer LP
7.600% (US0003M + 5.161%) due 05/15/2024 ~(i)	1,267,000	32,055

Sempra
4.875% due 10/15/2025 •(i)	7,300,000	7,173

		48,513

Total Preferred Securities (Cost $696,187)		659,970

REAL ESTATE INVESTMENT TRUSTS 0.1%

REAL ESTATE 0.1%

Welltower, Inc.	74,398	6,952

Total Real Estate Investment Trusts (Cost $4,200)		6,952

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (l) 0.2%
			$21,337

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	177,619	185

U.S. TREASURY BILLS 0.0%
5.380% due 04/11/2024 - 06/06/2024 (f)(g)(m)(o)(q)		$4,818	4,787

Total Short-Term Instruments (Cost $26,309)			26,309

Total Investments in Securities (Cost $15,552,884)			14,443,458

		SHARES
INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.4%

PIMCO Short-Term Floating NAV Portfolio III		16,837,275	163,776

Total Short-Term Instruments (Cost $163,776)			163,776

Total Investments in Affiliates (Cost $163,776)			163,776

Total Investments 121.3% (Cost $15,716,660)			$14,607,234

Financial Derivative Instruments (n)(p) 0.0% (Cost or Premiums, net $32,407)			3,894

Other Assets and Liabilities, net (21.3)%			(2,568,350)

Net Assets 100.0%			$12,042,778

46	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Principal amount of security is adjusted for inflation.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Oil ‘B’	06/10/2022	$219	$219	0.00%
Constellation Oil ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00
Drillco Holding Lux SA	06/08/2023	3,699	4,462	0.04
Morgan Stanley 0.000% due 04/02/2032	02/11/2020	13,940	9,924	0.08
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	6,000	6,415	0.05
Westmoreland Mining Holdings	12/08/2014	1,393	143	0.00
Westmoreland Mining LLC	06/30/2023	319	127	0.00

		$25,570	$21,290	0.17%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$21,337	U.S. Treasury Notes 5.000% due 09/30/2025	$(21,764)	$21,337	$21,343

Total Repurchase Agreements						$(21,764)	$21,337	$21,343

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	47

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	5.270%	03/22/2024	04/16/2024		$(4,301)	$(4,308)
BRC	0.000	03/28/2024	TBD	(3)	(2,759)	(2,759)
	4.750	02/23/2024	TBD	(3)	(9,332)	(9,378)
	5.300	02/26/2024	TBD	(3)	(21,333)	(21,443)
BSN	5.420	03/20/2024	04/03/2024		(56,525)	(56,627)
	5.420	03/20/2024	04/18/2024		(3,230)	(3,236)
	5.420	04/03/2024	04/24/2024		(57,663)	(57,663)
JPS	4.750	03/18/2024	05/03/2024		(3,861)	(3,868)
	5.300	03/22/2024	05/03/2024		(19,136)	(19,164)
NOM	2.000	03/04/2024	TBD	(3)	(1,454)	(1,456)
	4.250	11/16/2023	TBD	(3)	(434)	(441)
STR	5.460	03/28/2024	04/01/2024		(88,751)	(88,805)

Total Reverse Repurchase Agreements						$(269,148)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BCY	5.420%	03/12/2024	04/23/2024	$(25,869)	$(25,947)
	5.420	03/22/2024	04/23/2024	(503)	(503)
GSC	5.420	03/11/2024	04/03/2024	(3,091)	(3,101)
	5.420	03/14/2024	04/02/2024	(1,420)	(1,423)
	5.420	03/25/2024	04/02/2024	(5,381)	(5,386)
	5.430	03/19/2024	04/02/2024	(3,639)	(3,646)
TDM	5.420	03/14/2024	04/04/2024	(5,058)	(5,071)
	5.420	03/22/2024	04/02/2024	(100)	(101)
	5.420	03/25/2024	04/02/2024	(1,163)	(1,165)
UBS	5.410	02/02/2024	04/04/2024	(32,546)	(32,835)
	5.410	03/01/2024	04/04/2024	(15,358)	(15,430)
	5.410	03/04/2024	04/04/2024	(31,336)	(31,468)
	5.410	03/05/2024	04/04/2024	(15,797)	(15,861)
	5.410	03/06/2024	05/06/2024	(170,027)	(170,692)
	5.410	03/14/2024	05/06/2024	(710)	(712)
	5.410	03/19/2024	04/04/2024	(900)	(902)
	5.410	03/19/2024	05/06/2024	(1,900)	(1,903)
	5.410	03/22/2024	04/04/2024	(503)	(503)
	5.410	03/22/2024	05/06/2024	(6,533)	(6,543)
	5.410	03/25/2024	05/06/2024	(94)	(95)
	5.410	03/26/2024	05/06/2024	(4,423)	(4,427)
	5.420	01/23/2024	04/02/2024	(214,822)	(217,057)
	5.420	02/07/2024	04/18/2024	(267,196)	(269,382)
	5.420	02/22/2024	04/18/2024	(6,441)	(6,479)
	5.420	02/27/2024	04/18/2024	(34,958)	(35,137)
	5.420	02/27/2024	04/26/2024	(149,997)	(150,768)
	5.420	02/29/2024	04/18/2024	(554)	(557)
	5.420	03/01/2024	04/02/2024	(24,246)	(24,360)
	5.420	03/04/2024	04/18/2024	(697)	(700)
	5.420	03/04/2024	04/26/2024	(37,325)	(37,482)
	5.420	03/05/2024	04/02/2024	(81,512)	(81,843)
	5.420	03/05/2024	04/18/2024	(54,762)	(54,985)
	5.420	03/05/2024	04/26/2024	(52,536)	(52,749)
	5.420	03/14/2024	04/18/2024	(8,340)	(8,363)

48	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
	5.420%	03/14/2024	04/26/2024	$(1,242)	$(1,246)
	5.420	03/19/2024	04/02/2024	(300)	(300)
	5.420	03/19/2024	04/18/2024	(31,493)	(31,555)
	5.420	03/20/2024	04/18/2024	(4,798)	(4,807)
	5.420	03/22/2024	04/18/2024	(704)	(705)
	5.420	03/25/2024	04/02/2024	(727)	(728)
	5.420	03/25/2024	04/18/2024	(2,109)	(2,111)
	5.420	03/26/2024	04/18/2024	(302)	(302)

Total Sale-Buyback Transactions					$(1,309,330)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(4,308)	$0	$(4,308)	$4,593	$285
BRC	0	(33,580)	0	(33,580)	35,086	1,506
BSN	0	(117,526)	0	(117,526)	59,872	(57,654)
FICC	21,343	0	0	21,343	(21,764)	(421)
JPS	0	(23,032)	0	(23,032)	24,940	1,908
NOM	0	(1,897)	0	(1,897)	1,961	64
STR	0	(88,805)	0	(88,805)	90,091	1,286

Master Securities Forward Transaction Agreement
BCY	0	0	(26,450)	(26,450)	26,403	(47)
GSC	0	0	(13,556)	(13,556)	13,363	(193)
TDM	0	0	(6,337)	(6,337)	6,276	(61)
UBS	0	0	(1,262,987)	(1,262,987)	1,263,593	606

Total Borrowings and Other Financing Transactions	$21,343	$(269,148)	$(1,309,330)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,308)	$(23,032)	$(34,586)	$(61,926)
U.S. Treasury Obligations	(88,805)	(59,863)	0	0	(148,668)
Preferred Securities	0	0	0	(891)	(891)

Total	$(88,805)	$(64,171)	$(23,032)	$(35,477)	$(211,485)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	49

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(1,124,958)	$(184,372)	$0	$(1,309,330)

Total	$0	$(1,124,958)	$(184,372)	$0	$(1,309,330)

Total Borrowings	$(88,805)	$(1,189,129)	$(207,404)	$(35,477)	$(1,520,815)

Payable for reverse repurchase agreements and sale-buyback financing transactions (6)					$(1,520,815)

(m)	Securities with an aggregate market value of $1,527,616 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(1,262,737) at a weighted average interest rate of 5.304%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(3,120) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(57,663) is outstanding at period end.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	198	$198	$(68)	$(20)
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	346	346	(101)	(52)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	198	198	(71)	(75)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	346	346	(190)	(35)

Total Written Options					$(430)	$(182)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2024	1,644	$175,934	$383	$0	$(192)
U.S. Treasury 10-Year Note June Futures	06/2024	124	13,739	48	0	(10)

				$431	$0	$(202)

50	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Japan Government 10-Year Bond June Futures	06/2024	84	$(80,832)	$(19)	$117	$(78)
U.S. Treasury Long-Term Bond June Futures	06/2024	547	(65,879)	(903)	0	(137)
United Kingdom Long Gilt June Futures	06/2024	585	(73,791)	(211)	0	(309)

				$(1,133)	$117	$(524)

Total Futures Contracts				$(702)	$117	$(726)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Exelon Corp.	(1.000)%	Quarterly	06/20/2025	0.101%	$4,400	$(154)	$105	$(49)	$0	$0
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	0.187	17,700	(80)	41	(39)	0	(2)

						$(234)	$146	$(88)	$0	$(2)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.485%		$6,100	$1,207	$(738)	$469	$0	$0
AES Corp.	5.000	Quarterly	06/20/2026	0.569		2,100	430	(230)	200	1	0
AES Corp.	5.000	Quarterly	12/20/2028	1.185		5,000	621	186	807	5	0
Airbus SE	1.000	Quarterly	12/20/2028	0.313	EUR	2,800	21	72	93	0	0
American International Group, Inc.	1.000	Quarterly	12/20/2026	0.322		$3,900	83	(12)	71	1	0
American International Group, Inc.	1.000	Quarterly	12/20/2027	0.388		10,500	(63)	290	227	0	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.323		4,300	71	(49)	22	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.473		32,200	550	(183)	367	5	0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595		23,700	(85)	458	373	10	0
Atlantia SPA	1.000	Quarterly	12/20/2025	0.569	EUR	5,800	(262)	310	48	1	0
Boeing Co.	1.000	Quarterly	12/20/2025	0.572		$2,400	(39)	57	18	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.732		3,100	(16)	39	23	0	0
BP Capital Markets PLC	1.000	Quarterly	12/20/2025	0.217	EUR	10,800	256	(97)	159	1	0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.134		16,400	309	(192)	117	3	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	0.511		13,900	(54)	349	295	2	0
British Telecommunications PLC	1.000	Quarterly	12/20/2028	0.596		1,700	(4)	37	33	0	(1)
Cellnex Telecom SA	5.000	Quarterly	12/20/2030	1.429		1,900	375	65	440	5	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	0.475		$2,800	(12)	51	39	0	0
Exelon Generation Co. LLC	1.000	Quarterly	12/20/2024	0.235		7,400	64	(21)	43	0	0
Expedia Group, Inc.	1.000	Quarterly	12/20/2026	0.344		2,200	18	20	38	0	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	51

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Ford Motor Co.	5.000%	Quarterly	12/20/2024	0.237%		$7,400	$854	$(587)	$267	$3	$0
General Electric Co.	1.000	Quarterly	06/20/2024	0.096		7,200	77	(60)	17	1	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.101		23,900	190	(27)	163	2	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170		8,500	58	95	153	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204		900	10	9	19	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	0.493		5,280	945	(323)	622	0	0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825		14,790	1,941	450	2,391	9	0
Hess Corp.	1.000	Quarterly	06/20/2026	0.231		6,900	(53)	169	116	1	0
Hess Corp.	1.000	Quarterly	12/20/2026	0.286		4,800	(49)	140	91	0	0
Lennar Corp.	5.000	Quarterly	12/20/2026	0.375		2,900	598	(248)	350	1	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.201		5,500	138	(104)	34	0	0
National Rural Utilities Cooperative Finance Corp.	1.000	Quarterly	12/20/2026	0.106		2,200	60	(9)	51	0	0
NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2026	0.333		9,800	223	(81)	142	1	0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.191		19,500	487	(366)	121	2	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.183	EUR	34,500	(1,657)	1,740	83	4	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	0.196		12,600	(761)	845	84	2	0
Southwest Airlines Co.	1.000	Quarterly	12/20/2026	0.527		$1,500	(5)	24	19	0	0
T-Mobile USA, Inc.	5.000	Quarterly	06/20/2028	0.451		3,800	655	18	673	1	0
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	0.511	EUR	7,000	85	63	148	1	0
Tesco PLC	1.000	Quarterly	12/20/2024	0.084		13,800	304	(200)	104	2	0
Tesco PLC	1.000	Quarterly	12/20/2027	0.356		5,350	9	126	135	0	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.399		4,100	5	103	108	2	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261		$46,100	141	117	258	4	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.400		2,500	57	(25)	32	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.439		6,200	149	(59)	90	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	0.495		400	(7)	14	7	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.518		8,300	(22)	172	150	0	(2)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2028	0.567		2,000	(5)	41	36	0	(1)
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.143	EUR	3,600	96	(87)	9	0	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	0.672		8,900	61	67	128	7	0

							$8,054	$2,429	$10,483	$77	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$1,032	$2	$0	$2	$0	$0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	82,200	908	996	1,904	7	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	566,800	12,593	399	12,992	49	0

52	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Crossover 41 5-Year Index	5.000%	Quarterly	06/20/2029	EUR	29,950	$2,931	$(28)	$2,903	$41	$0
iTraxx Europe Main 41 5-Year Index	1.000	Quarterly	06/20/2029		177,800	4,183	112	4,295	102	0

						$20,617	$1,479	$22,096	$199	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	3,500	$(19)	$235	$216	$18	$0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		4,700	(20)	(4)	(24)	0	(23)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2054		16,900	(348)	(104)	(452)	0	(194)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028	JPY	4,724,400	(1,028)	1,268	240	0	(16)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		4,094,400	(1,450)	1,595	145	0	(21)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	09/20/2043		4,780,000	693	742	1,435	0	(121)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024		$136,500	3,607	1,516	5,123	60	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	12/18/2025		114,100	2,700	1,239	3,939	135	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	12/18/2026		50,800	149	(10)	139	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	3.940	Annual	02/22/2029		31,000	(74)	(56)	(130)	0	(50)
Pay	1-Day USD-SOFR Compounded-OIS	3.970	Annual	02/27/2029		10,700	(25)	(3)	(28)	0	(17)
Pay	1-Day USD-SOFR Compounded-OIS	3.710	Annual	03/05/2034		11,000	(41)	(92)	(133)	0	(9)
Receive	1-Day USD-SOFR Compounded-OIS	3.555	Annual	03/05/2054		100	2	(1)	1	0	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		33,800	584	(21)	563	0	(87)
Pay	1-Year BRL-CDI	9.815	Maturity	01/04/2027	BRL	272,900	0	(434)	(434)	0	(105)
Pay	1-Year BRL-CDI	9.832	Maturity	01/04/2027		248,300	0	(372)	(372)	0	(91)
Pay	1-Year BRL-CDI	9.835	Maturity	01/04/2027		431,600	0	(493)	(493)	0	(8)
Pay	1-Year BRL-CDI	9.842	Maturity	01/04/2027		57,800	0	(84)	(84)	0	(21)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	89,200	(683)	2,175	1,492	323	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	03/20/2034		113,600	(617)	2,481	1,864	441	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027	EUR	26,700	(201)	(1,977)	(2,178)	23	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		69,200	(252)	(4,407)	(4,659)	65	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		31,400	(118)	(1,980)	(2,098)	31	0
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		1,100	(2)	(19)	(21)	0	(3)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		14,200	(27)	(80)	(107)	0	(37)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		12,700	(24)	(53)	(77)	0	(34)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		7,800	(13)	(67)	(80)	0	(21)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		8,500	(16)	7	(9)	0	(23)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		7,600	(33)	(448)	(481)	0	(42)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		600	(2)	(19)	(21)	0	(3)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		10,600	(40)	(308)	(348)	0	(58)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		6,200	(21)	(153)	(174)	0	(34)
Receive(6)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		4,700	(15)	(25)	(40)	0	(40)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	53

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	6-Month EUR-EURIBOR	0.000%	Annual	03/17/2053	EUR 66,010	$6,583	$27,636	$34,219	$0	$(516)
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054	71,300	(3,362)	(282)	(3,644)	0	(855)

						$5,887	$27,402	$33,289	$1,096	$(2,439)

Total Swap Agreements						$34,324	$31,456	$65,780	$1,372	$(2,447)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$117	$1,372	$1,489	$(182)	$(726)	$(2,461)	$(3,369)

(o)

Securities with an aggregate market value of $106,234 and cash of $16,157 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(14) for closed swap agreements is outstanding at period end.

54	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

(p) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2024		AUD	3,799	$		2,491	$15	$0
	04/2024	$		191		AUD	291	0	(1)
	05/2024		AUD	291	$		191	1	0
BOA	04/2024		DKK	52,167			7,583	38	0
	04/2024		EUR	2,820			3,062	18	0
	04/2024		GBP	15,724			20,098	252	0
	04/2024	$		268		AUD	409	0	(1)
	04/2024			2,035		EUR	1,868	0	(20)
	05/2024		AUD	409	$		268	1	0
	05/2024		DKK	54,936			8,011	54	0
BPS	04/2024		CAD	2,658			1,964	2	0
	04/2024		GBP	74,637			94,745	542	0
	04/2024		JPY	813,544			5,382	8	0
	04/2024	$		5,731		CAD	7,781	13	0
	04/2024			553		CNY	3,930	0	0
	04/2024			1,028		EUR	950	0	(3)
	05/2024		DKK	69,941	$		10,172	41	0
	05/2024	$		6,856		EUR	6,346	0	(1)
	05/2024			5,382		JPY	809,838	0	(8)
	06/2024		THB	795,787	$		22,509	557	0
	06/2024	$		2,984		IDR	47,026,744	0	(27)
	06/2024			2,697		INR	224,143	0	(15)
BRC	04/2024		CNH	506	$		70	1	0
	04/2024	$		92		NOK	979	0	(2)
	04/2024			377		THB	13,538	0	(6)
	04/2024			9,271		TRY	299,461	0	(199)
	05/2024			160		NOK	1,720	0	(1)
	05/2024			19,529		TRY	664,669	5	(73)
	06/2024			676		INR	56,130	0	(4)
	06/2024			2,809		TRY	101,596	57	0
BSH	07/2024		BRL	295,400	$		58,507	116	0
CBK	04/2024			210,515			42,802	829	0
	04/2024		CNH	645			89	0	0
	04/2024		GBP	12,311			15,694	162	(6)
	04/2024		THB	793,922			22,084	295	0
	04/2024	$		1,882		AUD	2,847	0	(27)
	04/2024			42,135		BRL	210,515	0	(161)
	04/2024			1,378		GBP	1,091	0	(2)
	06/2024		PEN	8,846	$		2,376	2	0
	06/2024	$		24		IDR	371,457	0	(1)
	06/2024			22,176		THB	793,922	0	(276)
DUB	04/2024		BRL	62,244	$		12,458	48	0
	04/2024		EUR	191,015			207,617	1,541	0
	04/2024	$		12,382		BRL	62,244	28	0
	05/2024		BRL	62,445	$		12,383	0	(30)
	05/2024	$		36,047		BRL	179,614	0	(346)
FAR	04/2024		JPY	2,412,372	$		15,955	19	0
	05/2024	$		15,955		JPY	2,401,427	0	(19)
GLM	05/2024			2,914		TRY	100,763	51	0
JPM	04/2024		BRL	148,064	$		29,635	113	0
	04/2024		CAD	191,678			142,057	547	0
	04/2024	$		30,368		BRL	148,064	0	(846)
	05/2024			29,228		TRY	993,996	12	(24)
	06/2024			11,524		IDR	182,066,053	0	(79)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	55

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2024	$		1,097		INR	91,050	$0	$(7)
	06/2024			72		MXN	1,231	1	0
	06/2024			52		THB	1,864	0	(1)
	07/2024		BRL	147,200	$		29,631	534	0
MBC	04/2024		AUD	1,576			1,023	0	(3)
	04/2024		CNH	867			121	1	0
	04/2024		EUR	57,228			62,384	597	0
	04/2024		GBP	722			926	15	0
	04/2024	$		135,628		CAD	183,932	163	0
	04/2024			129,216		GBP	102,303	0	(94)
	04/2024			10,994		JPY	1,647,671	0	(110)
	04/2024			22,673		THB	807,383	0	(514)
	05/2024		CAD	183,853	$		135,628	0	(163)
	05/2024		GBP	102,303			129,237	95	0
	05/2024	$		1,131		DKK	7,800	0	(1)
	06/2024			5,321		IDR	84,132,648	0	(32)
	06/2024			1,596		INR	133,585	2	0
MYI	04/2024		CNH	362	$		51	1	0
	04/2024		CNY	3,865			544	0	0
	04/2024		GBP	21,176			26,872	143	0
	04/2024		JPY	603,917			3,994	5	0
	04/2024	$		203,667		EUR	188,197	0	(631)
	05/2024		EUR	188,197	$		203,914	642	0
	05/2024	$		544		CNY	3,871	0	0
	05/2024			3,994		JPY	601,169	0	(4)
	06/2024			4,099		IDR	63,651,785	0	(98)
	06/2024			2,683		INR	222,832	0	(18)
RBC	04/2024		DKK	6,225	$		907	7	0
	04/2024		MXN	273			15	0	(1)
SCX	04/2024		CNH	1,800			250	2	0
	04/2024		DKK	66,713			9,732	82	0
	04/2024		THB	26,998			747	6	0
	05/2024	$		856		NOK	9,154	0	(12)
	06/2024			11,020		IDR	174,104,277	0	(75)
	06/2024			25,993		INR	2,167,974	4	(60)
SSB	04/2024			6,865		EUR	6,346	0	(18)
	05/2024		MXN	928,173	$		54,626	0	(839)
	05/2024	$		1,228		JPY	185,000	0	0
TOR	04/2024		AUD	30,897	$		20,250	116	0
	04/2024	$		14,607		JPY	2,183,100	0	(186)
	04/2024			942		NOK	9,908	0	(30)
	05/2024		AUD	349	$		228	0	0
UAG	04/2024	$		21,161		AUD	32,376	0	(63)
	05/2024		AUD	32,376	$		21,179	64	0

Total Forward Foreign Currency Contracts								$7,848	$(5,138)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500%	02/13/2025	44,900	$689	$440

56	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.600%	12/13/2024	80,400	$912	$538
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.975	05/29/2024	140,000	154	103

Total Purchased Options							$1,755	$1,081

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	11,500	$(21)	$(2)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	11,500	(21)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	6,700	(21)	(29)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	6,700	(21)	(3)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	6,500	(19)	(36)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	6,500	(19)	(3)
CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	11,000	(16)	(16)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	11,000	(16)	(15)
FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	15,300	(51)	(49)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	15,300	(51)	(18)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	22,100	(62)	(81)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	22,100	(62)	(39)
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.195	05/29/2024	70,000	(154)	(6)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	11,000	(18)	(3)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	11,000	(18)	(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	10,000	(37)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	10,000	(37)	(22)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	9,850	(34)	(18)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	9,850	(34)	(9)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	9,850	(39)	(24)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	10,000	(35)	(40)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	57

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	9,850	(39)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150%	04/18/2024	10,000	$(35)	$(7)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	11,200	(39)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	11,200	(39)	(26)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	5,100	(16)	(4)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	5,100	(16)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	6,700	(19)	(25)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	6,700	(19)	(10)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	21,200	(50)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	21,200	(51)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	10,900	(40)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	10,900	(40)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	10,900	(40)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	10,900	(40)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	10,900	(40)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	10,900	(40)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	5,300	(20)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	5,300	(20)	(17)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	10,200	(29)	(33)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	10,200	(29)	(18)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	10,800	(30)	(40)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	10,800	(30)	(19)

							$(1,507)	$(639)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$95.078	04/04/2024	6,200	$(23)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	95.156	04/04/2024	5,400	(21)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.180	04/04/2024	6,200	(24)	0

58	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.766	04/04/2024	9,500	(26)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.078	04/04/2024	6,200	(18)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$98.156	04/04/2024	5,400	$(14)	$(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	19,200	(92)	(29)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	19,200	(66)	(118)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.195	06/06/2024	9,500	(46)	(41)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	99.195	06/06/2024	9,500	(29)	(23)
MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.906	04/04/2024	22,000	(124)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	96.484	05/06/2024	26,000	(149)	(69)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	98.484	05/06/2024	26,000	(122)	(66)

					$(754)	$(362)

Total Written Options					$(2,261)	$(1,001)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	NextEra Energy Capital Holdings, Inc.	1.000%	Quarterly	12/20/2025	0.298%	$6,000	$131	$(59)	$72	$0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.274	11,600	(87)	153	66	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	0.712	1,000	(38)	40	2	0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.274	4,900	(85)	112	27	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	0.625	800	(32)	39	7	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.224	1,100	(11)	13	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.274	3,100	12	5	17	0
DUB	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.169	4,200	(4)	47	43	0
GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.274	4,800	(75)	102	27	0
	Equinix, Inc.	5.000	Quarterly	06/20/2027	0.993	5,800	811	(109)	702	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	59

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	12/20/2024	0.153%	$7,000	$(58)	$103	$45	$0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.531	2,600	(11)	48	37	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.169	4,200	(5)	48	43	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	0.712	9,600	(385)	408	23	0
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.221	1,500	(44)	47	3	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.122	6,650	(89)	105	16	0
JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	0.842	2,000	(45)	48	3	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.360	3,800	(30)	83	53	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.108	11,300	155	(128)	27	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.139	5,800	80	(42)	38	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.169	5,600	(1)	58	57	0
MYC	Brazil Government International Bond	1.000	Quarterly	06/20/2027	0.849	12,100	(749)	809	60	0
	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	0.271	6,000	0	54	54	0
	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.100	11,800	230	(149)	81	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153	5,800	(51)	89	38	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.315	600	(8)	15	7	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.461	9,700	27	110	137	0
	Pioneer Natural Resources Co.	1.000	Quarterly	06/20/2025	0.119	6,600	(320)	392	72	0
	Post Holdings, Inc. «	1.900	Quarterly	12/20/2025	0.027	10,000	0	275	275	0

							$(682)	$2,716	$2,034	$0

60	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$1,200	$(35)	$34	$0	$(1)
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,200	(124)	122	0	(2)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(80)	79	0	(1)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	6,600	(8)	(13)	0	(21)
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(52)	51	0	(1)

						$(299)	$273	$0	$(26)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.730%	Maturity	08/26/2025	$5,500	$0	$817	$817	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Pay	iBoxx USD Investment Grade Corporate Bond ETF	542,784	4.830% (1-Month USD-LIBOR less a specified spread)	Monthly	06/28/2024	$59,120	$0	$159	$159	$0

Total Swap Agreements								$(981)	$3,965	$3,010	$(26)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$16	$0	$0	$16	$(1)	$0	$0	$(1)	$15	$0	$15
BOA	363	440	817	1,620	(21)	0	0	(21)	1,599	(1,436)	163
BPS	1,163	0	0	1,163	(54)	0	0	(54)	1,109	(910)	199
BRC	63	0	140	203	(285)	0	0	(285)	(82)	266	184
BSH	116	0	0	116	0	0	0	0	116	229	345
CBK	1,288	0	53	1,341	(473)	(74)	0	(547)	794	(561)	233
CKL	0	0	0	0	0	(31)	0	(31)	(31)	0	(31)
DUB	1,617	0	43	1,660	(376)	0	0	(376)	1,284	(820)	464
FAR	19	538	0	557	(19)	(187)	0	(206)	351	(480)	(129)
GLM	51	103	0	154	0	(149)	0	(149)	5	103	108
GST	0	0	877	877	0	0	(1)	(1)	876	(870)	6
HUS	0	0	19	19	0	0	0	0	19	(260)	(241)
JPM	1,207	0	337	1,544	(957)	(289)	0	(1,246)	298	0	298
MBC	873	0	0	873	(917)	0	0	(917)	(44)	404	360
MSC	0	0	0	0	0	(143)	0	(143)	(143)	264	121
MYC	0	0	724	724	0	(128)	(2)	(130)	594	(590)	4
MYI	791	0	0	791	(751)	0	0	(751)	40	147	187

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	61

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
RBC	$7	$0	$0	$7	$(1)	$0	$0	$(1)	$6	$0	$6
SAL	0	0	0	0	0	0	(22)	(22)	(22)	161	139
SCX	94	0	0	94	(147)	0	0	(147)	(53)	0	(53)
SSB	0	0	0	0	(857)	0	0	(857)	(857)	1,027	170
TOR	116	0	0	116	(216)	0	0	(216)	(100)	251	151
UAG	64	0	0	64	(63)	0	(1)	(64)	0	0	0

Total Over the Counter	$7,848	$1,081	$3,010	$11,939	$(5,138)	$(1,001)	$(26)	$(6,165)

(q)

Securities with an aggregate market value of $2,850 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

62	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$117	$117
Swap Agreements	0	276	0	0	1,096	1,372

	$0	$276	$0	$0	$1,213	$1,489

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,848	$0	$7,848
Purchased Options	0	0	0	0	1,081	1,081
Swap Agreements	0	2,034	159	0	817	3,010

	$0	$2,034	$159	$7,848	$1,898	$11,939

	$0	$2,310	$159	$7,848	$3,111	$13,428

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$182	$182
Futures	0	0	0	0	726	726
Swap Agreements	0	22	0	0	2,439	2,461

	$0	$22	$0	$0	$3,347	$3,369

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,138	$0	$5,138
Written Options	0	0	0	0	1,001	1,001
Swap Agreements	0	26	0	0	0	26

	$0	$26	$0	$5,138	$1,001	$6,165

	$0	$48	$0	$5,138	$4,348	$9,534

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3,321	$3,321
Futures	0	0	0	0	(2,184)	(2,184)
Swap Agreements	0	57,018	0	0	10,516	67,534

	$0	$57,018	$0	$0	$11,653	$68,671

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(24,217)	$0	$(24,217)
Purchased Options	0	0	0	0	377	377
Written Options	0	0	0	0	15,676	15,676
Swap Agreements	0	5,059	607	0	0	5,666

	$0	$5,059	$607	$(24,217)	$16,053	$(2,498)

	$0	$62,077	$607	$(24,217)	$27,706	$66,173

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	63

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(644)	$(644)
Futures	0	0	0	0	(966)	(966)
Swap Agreements	0	(8,659)	0	0	(2,912)	(11,571)

	$0	$(8,659)	$0	$0	$(4,522)	$(13,181)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,691	$0	$10,691
Purchased Options	0	0	0	0	(674)	(674)
Written Options	0	0	0	0	(167)	(167)
Swap Agreements	0	(1,436)	(60)	0	41	(1,455)

	$0	$(1,436)	$(60)	$10,691	$(800)	$8,395

	$0	$(10,095)	$(60)	$10,691	$(5,322)	$(4,786)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$136,236	$30,225	$166,461
Corporate Bonds & Notes
Banking & Finance	0	4,126,454	18,625	4,145,079
Industrials	0	3,503,662	2,737	3,506,399
Utilities	0	1,215,139	0	1,215,139
Convertible Bonds & Notes
Banking & Finance	0	211	0	211
Municipal Bonds & Notes
Texas	0	19,138	0	19,138
U.S. Government Agencies	0	1,329,435	2,010	1,331,445
U.S. Treasury Obligations	0	1,989,258	0	1,989,258
Non-Agency Mortgage-Backed Securities	0	326,904	723	327,627
Asset-Backed Securities	1,500	633,538	71	635,109
Sovereign Issues	0	397,362	0	397,362
Common Stocks
Consumer Discretionary	0	3	0	3
Energy	0	0	219	219
Industrials	0	0	4,734	4,734
Materials	534	0	0	534
Real Estate	2,059	0	0	2,059
Convertible Preferred Securities
Banking & Finance	9,450	0	0	9,450
Preferred Securities
Banking & Finance	38,600	554,423	0	593,023
Industrials	0	18,434	0	18,434
Utilities	32,055	16,458	0	48,513
Real Estate Investment Trusts
Real Estate	6,952	0	0	6,952
Short-Term Instruments
Repurchase Agreements	0	21,337	0	21,337
Short-Term Notes	0	185	0	185

64	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
U.S. Treasury Bills	$0	$4,787	$0	$4,787

	$91,150	$14,292,964	$59,344	$14,443,458

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$163,776	$0	$0	$163,776

Total Investments	$254,926	$14,292,964	$59,344	$14,607,234

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	117	1,372	0	1,489
Over the counter	0	11,664	275	11,939

	$117	$13,036	$275	$13,428

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(387)	(2,968)	0	(3,355)
Over the counter	0	(6,165)	0	(6,165)

	$(387)	$(9,133)	$0	$(9,520)

Total Financial Derivative Instruments	$(270)	$3,903	$275	$3,908

Totals	$254,656	$14,296,867	$59,619	$14,611,142

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	65

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO Investment Grade Credit Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed

66	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2024

from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2024, if any, are disclosed in the Statement of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(d) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any,

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Notes to Financial Statements (Cont.)

will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12,

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2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	MARCH 31, 2024	69

Notes to Financial Statements (Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing

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Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower-or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower-or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those

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Notes to Financial Statements (Cont.)

originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

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(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and

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Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$283,580	$5,447,677	$(5,567,701)	$202	$18	$163,776	$15,726	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or

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Notes to Financial Statements (Cont.)

assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and

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March 31, 2024

other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2024, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or

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Notes to Financial Statements (Cont.)

decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty

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during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and

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Notes to Financial Statements (Cont.)

to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified

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Notes to Financial Statements (Cont.)

date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may

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value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying

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Notes to Financial Statements (Cont.)

securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared

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March 31, 2024

to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap’’, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor’’, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

ANNUAL REPORT	MARCH 31, 2024	87

Notes to Financial Statements (Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate,

88	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2024

market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

ANNUAL REPORT	MARCH 31, 2024	89

Notes to Financial Statements (Cont.)

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

90	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2024

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

ANNUAL REPORT	MARCH 31, 2024	91

Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

92	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2024

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	MARCH 31, 2024	93

Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

94	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2024

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2024	95

Notes to Financial Statements (Cont.)

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $ 57,283.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$18,321,688	$18,566,222	$2,704,133	$2,148,250

†	A zero balance may reflect actual amounts rounding to less than one thousand.

96	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2024

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2024		Year Ended 03/31/2023
	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	206,176	$1,803,594	243,576	$2,165,224

I-2	217,649	1,901,749	278,201	2,481,290

I-3	7,900	68,928	8,114	72,253

Administrative Class	812	7,113	1,164	10,370

Class A	18,403	160,948	21,255	188,306

Class C	1,000	8,756	1,552	13,673

Issued as reinvestment of distributions

Institutional Class	22,559	197,044	28,202	249,099

I-2	9,211	80,445	8,975	79,263

I-3	515	4,502	384	3,387

Administrative Class	127	1,106	163	1,438

Class A	2,743	23,955	3,310	29,233

Class C	312	2,722	406	3,583

Cost of shares redeemed

Institutional Class	(229,135)	(1,993,770)	(507,671)	(4,498,252)

I-2	(237,329)	(2,043,729)	(293,075)	(2,599,566)

I-3	(9,913)	(86,682)	(3,536)	(31,679)

Administrative Class	(2,074)	(17,850)	(2,832)	(25,392)

Class A	(33,380)	(291,214)	(41,620)	(370,032)

Class C	(4,592)	(40,033)	(6,169)	(54,887)

Net increase (decrease) resulting from Fund share transactions	(29,016)	$(212,416)	(259,601)	$(2,282,689)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, two persons owned of record or beneficially 10% or more of the Fund’s total outstanding shares comprising 46% of the Fund.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

ANNUAL REPORT	MARCH 31, 2024	97

Notes to Financial Statements (Cont.)

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Investment Grade Credit Bond Fund	$0	$0	$(1,261,515)	$(14,278)	$(1,223,035)	$0	$(30,363)	$(2,529,191)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, sale/buyback transactions, passive foreign investment companies (PFICs), interest accrued on defaulted securities, return of capital distributions from underlying funds, and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Investment Grade Credit Bond Fund	$684,073	$538,962

†	A zero balance may reflect actual amounts rounding to less than one thousand.

98	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2024

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Investment Grade Credit Bond Fund	$15,939,309	$153,049	$(1,414,454)	$(1,261,405)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, sale/buyback transactions, passive foreign investment companies (PFICs), interest accrued on defaulted securities, return of capital distributions from underlying funds, and partnerships.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Investment Grade Credit Bond Fund	$441,729	$0	$42,611	$550,999	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2024	99

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Investment Grade Credit Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Investment Grade Credit Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

100	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	HUS	HSBC Bank USA N.A.
BCY	Barclays Capital, Inc.	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BOS	BofA Securities, Inc.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co. LLC.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSH	Banco Santander S.A. - New York Branch	MYI	Morgan Stanley & Co. International PLC
BSN	The Bank of Nova Scotia - Toronto	NOM	Nomura Securities International, Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CDI	Natixis Singapore	SAL	Citigroup Global Markets, Inc.
CKL	Citibank N.A. London	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	STR	State Street FICC Repo
FICC	Fixed Income Clearing Corporation	TDM	TD Securities (USA) LLC
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GSC	Goldman Sachs & Co. LLC	UAG	UBS AG Stamford
GST	Goldman Sachs International	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	IDR	Indonesian Rupiah
AUD	Australian Dollar	INR	Indian Rupee
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NOK	Norwegian Krone
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
DKK	Danish Krone	THB	Thai Baht
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
CDX.EM	Credit Derivatives Index - Emerging Markets	MUTKCALM	Tokyo Overnight Average Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate
CMBX	Commercial Mortgage-Backed Index	SONIO	Sterling Overnight Interbank Average Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	TSFR1M	Term SOFR 1-Month
EUR003M	3 Month EUR Swap Rate	TSFR3M	Term SOFR 3-Month
H15T5Y	5 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BBSW	Bank Bill Swap Reference Rate	REMIC	Real Estate Mortgage Investment Conduit
BRL-CDI	Brazil Interbank Deposit Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2024	101

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Investment Grade Credit Bond Fund	0%	7.91%	$368,634	$0	$273,764

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Investment Grade Credit Bond Fund	0%

102	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2024	103

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

104	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	105

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

106	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2024	107

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

108	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

ANNUAL REPORT	MARCH 31, 2024	109

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2024 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Investment Grade Credit Bond Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0300	$0.0000	$0.0002	$0.0302

November 2023	$0.0273	$0.0000	$0.0002	$0.0275

December 2023	$0.0289	$0.0000	$0.0003	$0.0292

January 2024	$0.0294	$0.0000	$0.0000	$0.0294

February 2024	$0.0309	$0.0000	$0.0001	$0.0310

March 2024	$0.0298	$0.0000	$0.0002	$0.0300

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0294	$0.0000	$0.0002	$0.0296

November 2023	$0.0266	$0.0000	$0.0002	$0.0268

December 2023	$0.0281	$0.0000	$0.0003	$0.0284

January 2024	$0.0287	$0.0000	$0.0000	$0.0287

February 2024	$0.0302	$0.0000	$0.0001	$0.0303

March 2024	$0.0290	$0.0000	$0.0002	$0.0292

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0291	$0.0000	$0.0001	$0.0292

November 2023	$0.0263	$0.0000	$0.0001	$0.0264

December 2023	$0.0277	$0.0000	$0.0003	$0.0280

January 2024	$0.0284	$0.0000	$0.0000	$0.0284

February 2024	$0.0298	$0.0000	$0.0002	$0.0300

March 2024	$0.0287	$0.0000	$0.0001	$0.0288

110	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0284	$0.0000	$0.0001	$0.0285

November 2023	$0.0256	$0.0000	$0.0001	$0.0257

December 2023	$0.0269	$0.0000	$0.0003	$0.0272

January 2024	$0.0276	$0.0000	$0.0000	$0.0276

February 2024	$0.0291	$0.0000	$0.0002	$0.0293

March 2024	$0.0279	$0.0000	$0.0002	$0.0281

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0274	$0.0000	$0.0001	$0.0275

November 2023	$0.0246	$0.0000	$0.0001	$0.0247

December 2023	$0.0258	$0.0000	$0.0003	$0.0261

January 2024	$0.0265	$0.0000	$0.0000	$0.0265

February 2024	$0.0281	$0.0000	$0.0001	$0.0282

March 2024	$0.0268	$0.0000	$0.0002	$0.0270

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0223	$0.0000	$0.0001	$0.0224

November 2023	$0.0194	$0.0000	$0.0001	$0.0195

December 2023	$0.0200	$0.0000	$0.0002	$0.0202

January 2024	$0.0210	$0.0000	$0.0000	$0.0210

February 2024	$0.0229	$0.0000	$0.0001	$0.0230

March 2024	$0.0212	$0.0000	$0.0001	$0.0213

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	MARCH 31, 2024	111

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report Cover.

PF3021AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO Low Duration Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO LOW DURATION FUND

Important Information About the PIMCO Low Duration Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the PIMCO Low Duration Fund (Cont.)

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

4	PIMCO LOW DURATION FUND

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C, Class C-2 and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the PIMCO Low Duration Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Class R	Diversification Status

PIMCO Low Duration Fund	05/11/87	05/11/87	04/30/08	04/27/18	01/03/95	01/13/97	01/13/97	10/21/20	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by

6	PIMCO LOW DURATION FUND

contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	MARCH 31, 2024	7

PIMCO Low Duration Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	4.27%	1.20%	1.28%	4.79%
PIMCO Low Duration Fund I-2	4.17%	1.11%	1.18%	4.71%
PIMCO Low Duration Fund I-3	4.12%	1.06%	1.13%	4.64%
PIMCO Low Duration Fund Administrative Class	4.01%	0.95%	1.03%	4.53%
PIMCO Low Duration Fund Class A	3.97%	0.91%	0.97%	4.37%
PIMCO Low Duration Fund Class A (adjusted)	1.63%	0.46%	0.74%	4.28%
PIMCO Low Duration Fund Class C	3.61%	0.56%	0.64%	3.92%
PIMCO Low Duration Fund Class C (adjusted)	2.61%	0.56%	0.64%	3.92%
PIMCO Low Duration Fund Class C-2	3.40%	0.36%	0.43%	3.92%
PIMCO Low Duration Fund Class C-2 (adjusted)	2.40%	0.36%	0.43%	3.92%
PIMCO Low Duration Fund Class R	3.66%	0.61%	0.69%	4.10%
ICE BofA 1-3 Year U.S. Treasury Index	2.97%	1.16%	1.07%	3.99%
Lipper Short Investment Grade Debt Funds Average	5.12%	1.75%	1.59%	4.05%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.48% for Institutional Class shares, 0.58% for I-2 shares, 0.68% for I-3 shares, 0.73% for Administrative Class shares, 0.77% for Class A shares, 1.12% for Class C shares, 1.32% for Class C-2 shares, and 1.07% for Class R shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO LOW DURATION FUND

Institutional Class - PTLDX	I-2 - PLDPX	I-3 - PTLNX	Administrative Class - PLDAX
Class A - PTLAX	Class C - PTLCX	Class C -2 -PLCCX	Class R - PLDRX

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	26.9%
U.S. Treasury Obligations	17.3%
Corporate Bonds & Notes	15.4%
Short-Term Instruments‡	15.0%
Asset-Backed Securities	14.2%
Non-Agency Mortgage-Backed Securities	9.5%
Sovereign Issues	1.7%
Other	0.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to investment grade corporate credit, specifically financials, contributed to relative performance, as spreads tightened.

»	Overweight exposure to select securitized credit, particularly collateralized loan obligations, contributed to relative performance, as spreads tightened.

»	Overweight exposure to agency mortgage-backed securities (“MBS”) contributed to relative performance, as spreads tightened.
»	Overweight exposure to commercial MBS contributed to relative performance, as short term commercial MBS had positive return.

»	A long bias to the Japanese yen versus the U.S. dollar detracted from relative performance, as the Japanese yen depreciated.

»	Overweight New Zealand duration on the 1 and 2 year portions of the curve detracted from relative performance, as interest rates rose.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	MARCH 31, 2024	9

Expense Example PIMCO Low Duration Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,035.20	$2.48	$1,000.00	$1,022.43	$2.46	0.49%
I-2	1,000.00	1,034.70	2.98	1,000.00	1,021.93	2.97	0.59
I-3	1,000.00	1,034.50	3.24	1,000.00	1,021.68	3.22	0.64
Administrative Class	1,000.00	1,034.00	3.74	1,000.00	1,021.18	3.72	0.74
Class A	1,000.00	1,033.80	3.94	1,000.00	1,020.98	3.92	0.78
Class C	1,000.00	1,032.00	5.71	1,000.00	1,019.24	5.67	1.13
Class C-2	1,000.00	1,031.00	6.72	1,000.00	1,018.25	6.67	1.33
Class R	1,000.00	1,032.20	5.46	1,000.00	1,019.49	5.42	1.08

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO LOW DURATION FUND

Benchmark Description

Index*	Benchmark Description

ICE BofA 1-3 Year U.S. Treasury Index	The ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	11

Financial Highlights PIMCO Low Duration Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2024	$9.15	$0.40	$(0.02)	$0.38	$(0.37)	$0.00	$0.00	$(0.37)

03/31/2023	9.50	0.24	(0.33)	(0.09)	(0.26)	0.00	0.00	(0.26)

03/31/2022	9.93	0.07	(0.42)	(0.35)	(0.05)	0.00	(0.03)	(0.08)

03/31/2021	9.73	0.10	0.24	0.34	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.76	0.30	(0.02)	0.28	(0.28)	0.00	(0.03)	(0.31)

I-2

03/31/2024	9.15	0.39	(0.02)	0.37	(0.36)	0.00	0.00	(0.36)

03/31/2023	9.50	0.20	(0.30)	(0.10)	(0.25)	0.00	0.00	(0.25)

03/31/2022	9.93	0.06	(0.42)	(0.36)	(0.05)	0.00	(0.02)	(0.07)

03/31/2021	9.73	0.09	0.24	0.33	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.76	0.27	0.00	0.27	(0.27)	0.00	(0.03)	(0.30)

I-3

03/31/2024	9.15	0.38	(0.01)	0.37	(0.36)	0.00	0.00	(0.36)

03/31/2023	9.50	0.20	(0.30)	(0.10)	(0.25)	0.00	0.00	(0.25)

03/31/2022	9.93	0.06	(0.42)	(0.36)	(0.05)	0.00	(0.02)	(0.07)

03/31/2021	9.73	0.08	0.24	0.32	(0.12)	0.00	0.00	(0.12)

03/31/2020	9.76	0.28	(0.02)	0.26	(0.26)	0.00	(0.03)	(0.29)

Administrative Class

03/31/2024	9.15	0.37	(0.01)	0.36	(0.35)	0.00	0.00	(0.35)

03/31/2023	9.50	0.22	(0.33)	(0.11)	(0.24)	0.00	0.00	(0.24)

03/31/2022	9.93	0.05	(0.42)	(0.37)	(0.04)	0.00	(0.02)	(0.06)

03/31/2021	9.73	0.08	0.23	0.31	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.76	0.28	(0.03)	0.25	(0.25)	0.00	(0.03)	(0.28)

Class A

03/31/2024	9.15	0.37	(0.01)	0.36	(0.35)	0.00	0.00	(0.35)

03/31/2023	9.50	0.21	(0.32)	(0.11)	(0.24)	0.00	0.00	(0.24)

03/31/2022	9.93	0.05	(0.42)	(0.37)	(0.04)	0.00	(0.02)	(0.06)

03/31/2021	9.73	0.07	0.24	0.31	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.76	0.27	(0.02)	0.25	(0.25)	0.00	(0.03)	(0.28)

Class C

03/31/2024	9.15	0.34	(0.02)	0.32	(0.31)	0.00	0.00	(0.31)

03/31/2023	9.50	0.17	(0.32)	(0.15)	(0.20)	0.00	0.00	(0.20)

03/31/2022	9.93	0.01	(0.42)	(0.41)	(0.01)	0.00	(0.01)	(0.02)

03/31/2021	9.73	0.04	0.23	0.27	(0.07)	0.00	0.00	(0.07)

03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)

12	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.16	4.27%	$4,619,872	0.50%	0.50%	0.46%	0.46%	4.40%	360%

9.15	(0.89)	4,937,764	0.48	0.48	0.46	0.46	2.56	259

9.50	(3.50)	5,661,777	0.46	0.46	0.46	0.46	0.76	421

9.93	3.49	5,058,709	0.46	0.46	0.46	0.46	0.99	486

9.73	2.86	4,727,361	0.87	0.87	0.46	0.46	3.04	269

9.16	4.17	623,372	0.60	0.60	0.56	0.56	4.29	360

9.15	(0.99)	710,362	0.58	0.58	0.56	0.56	2.11	259

9.50	(3.60)	2,160,225	0.56	0.56	0.56	0.56	0.66	421

9.93	3.39	2,030,455	0.56	0.56	0.56	0.56	0.90	486

9.73	2.77	1,994,991	0.97	0.97	0.56	0.56	2.76	269

9.16	4.12	30,048	0.65	0.70	0.61	0.66	4.24	360

9.15	(1.04)	34,342	0.63	0.68	0.61	0.66	2.17	259

9.50	(3.65)	67,416	0.61	0.66	0.61	0.66	0.61	421

9.93	3.34	48,024	0.61	0.66	0.61	0.66	0.86	486

9.73	2.72	26,189	1.02	1.07	0.61	0.66	2.84	269

9.16	4.01	19,618	0.75	0.75	0.71	0.71	4.14	360

9.15	(1.14)	26,326	0.73	0.73	0.71	0.71	2.37	259

9.50	(3.74)	28,891	0.71	0.71	0.71	0.71	0.50	421

9.93	3.23	41,296	0.71	0.71	0.71	0.71	0.76	486

9.73	2.61	47,007	1.12	1.12	0.71	0.71	2.83	269

9.16	3.97	568,065	0.79	0.79	0.75	0.75	4.11	360

9.15	(1.18)	649,202	0.77	0.77	0.75	0.75	2.23	259

9.50	(3.78)	858,919	0.75	0.75	0.75	0.75	0.46	421

9.93	3.19	1,080,190	0.75	0.75	0.75	0.75	0.70	486

9.73	2.58	923,295	1.16	1.16	0.75	0.75	2.74	269

9.16	3.61	23,899	1.14	1.14	1.10	1.10	3.75	360

9.15	(1.52)	34,741	1.12	1.12	1.10	1.10	1.87	259

9.50	(4.12)	49,234	1.10	1.10	1.10	1.10	0.10	421

9.93	2.83	71,439	1.10	1.10	1.10	1.10	0.40	486

9.73	2.21	142,962	1.51	1.51	1.10	1.10	2.47	269

ANNUAL REPORT	MARCH 31, 2024	13

Financial Highlights PIMCO Low Duration Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C-2

03/31/2024	$9.15	$0.32	$(0.01)	$0.31	$(0.30)	$0.00	$0.00	$(0.30)

03/31/2023	9.50	0.18	(0.34)	(0.16)	(0.19)	0.00	0.00	(0.19)

03/31/2022	9.93	(0.01)	(0.42)	(0.43)	(0.00)	0.00	(0.00)	(0.00)

10/21/2020 - 03/31/2021	9.93	(0.00)	0.01	0.01	(0.01)	0.00	0.00	(0.01)

Class R

03/31/2024	9.15	0.34	(0.01)	0.33	(0.32)	0.00	0.00	(0.32)

03/31/2023	9.50	0.17	(0.31)	(0.14)	(0.21)	0.00	0.00	(0.21)

03/31/2022	9.93	0.02	(0.42)	(0.40)	(0.02)	0.00	(0.01)	(0.03)

03/31/2021	9.73	0.04	0.24	0.28	(0.08)	0.00	0.00	(0.08)

03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

14	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.16	3.40%	$855	1.34%		1.34%		1.30%		1.30%		3.57%	360%

9.15	(1.72)	736	1.32		1.32		1.30		1.30		1.91	259

9.50	(4.31)	491	1.30		1.30		1.30		1.30		(0.08)	421

9.93	0.07	329	1.30	*	1.30	*	1.30	*	1.30	*	(0.07)*	486

9.16	3.66	82,231	1.09		1.09		1.05		1.05		3.81	360

9.15	(1.47)	89,948	1.07		1.07		1.05		1.05		1.88	259

9.50	(4.07)	116,879	1.05		1.05		1.05		1.05		0.17	421

9.93	2.88	111,872	1.05		1.05		1.05		1.05		0.41	486

9.73	2.26	108,983	1.46		1.46		1.05		1.05		2.40	269

ANNUAL REPORT	MARCH 31, 2024	15

Statement of Assets and Liabilities PIMCO Low Duration Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$6,609,474
Investments in Affiliates	319,737

Financial Derivative Instruments
Exchange-traded or centrally cleared	728
Over the counter	7,360
Deposits with counterparty	33,723
Foreign currency, at value	10,172
Receivable for investments sold	9,803
Receivable for investments sold on a delayed-delivery basis	456
Receivable for TBA investments sold	1,717,749
Receivable for Fund shares sold	4,689
Interest and/or dividends receivable	34,862
Dividends receivable from Affiliates	1,385
Reimbursement receivable from PIMCO	1

Total Assets	8,750,139

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$518,745

Financial Derivative Instruments
Exchange-traded or centrally cleared	5,550
Over the counter	4,114
Payable for investments purchased	288,917
Payable for investments in Affiliates purchased	1,577
Payable for TBA investments purchased	1,932,561
Deposits from counterparty	5,098
Payable for Fund shares redeemed	21,660
Distributions payable	1,339
Overdraft due to custodian	6
Accrued investment advisory fees	1,280
Accrued supervisory and administrative fees	1,161
Accrued distribution fees	28
Accrued servicing fees	143

Total Liabilities	2,782,179

Commitments and Contingent Liabilities^

Net Assets	$5,967,960

Net Assets Consist of:

Paid in capital	$6,943,275
Distributable earnings (accumulated loss)	(975,315)

Net Assets	$5,967,960

Cost of investments in securities	$6,747,570
Cost of investments in Affiliates	$319,691
Cost of foreign currency held	$10,382
Proceeds received on short sales	$521,121
Cost or premiums of financial derivative instruments, net	$(4,103)

* Includes repurchase agreements of:	$616,369

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

16	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2024

Net Assets:

Institutional Class	$4,619,872
I-2	623,372
I-3	30,048
Administrative Class	19,618
Class A	568,065
Class C	23,899
Class C-2	855
Class R	82,231

Shares Issued and Outstanding:

Institutional Class	504,392
I-2	68,060
I-3	3,281
Administrative Class	2,142
Class A	62,021
Class C	2,609
Class C-2	93
Class R	8,978

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.16
I-2	9.16
I-3	9.16
Administrative Class	9.16
Class A	9.16
Class C	9.16
Class C-2	9.16
Class R	9.16

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2024	17

Statement of Operations PIMCO Low Duration Fund

Year Ended March 31, 2024
(Amounts in thousands†)

Investment Income:

Interest	$282,237
Dividends from Investments in Affiliates	12,339
Miscellaneous Income	636
Total Income	295,212

Expenses:

Investment advisory fees	15,075
Supervisory and administrative fees	13,678
Distribution and/or servicing fees - Administrative Class	61
Distribution and/or servicing fees - Class A	1,485
Distribution and/or servicing fees - Class C	154
Distribution and/or servicing fees - Class C-2	6
Distribution and/or servicing fees - Class R	420
Trustee fees	41
Interest expense	2,197
Miscellaneous expense	6
Total Expenses	33,123
Waiver and/or Reimbursement by PIMCO	(15)
Net Expenses	33,108

Net Investment Income (Loss)	262,104

Net Realized Gain (Loss):

Investments in securities	(7,645)
Investments in Affiliates	(19)
Exchange-traded or centrally cleared financial derivative instruments	(70,665)
Over the counter financial derivative instruments	(12,657)
Foreign currency	2,635

Net Realized Gain (Loss)	(88,351)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	45,300
Investments in Affiliates	3,167
Exchange-traded or centrally cleared financial derivative instruments	14,588
Over the counter financial derivative instruments	9,881
Foreign currency assets and liabilities	(470)

Net Change in Unrealized Appreciation (Depreciation)	72,466

Net Increase (Decrease) in Net Assets Resulting from Operations	$246,219

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO LOW DURATION FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Low Duration Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$262,104	$184,478
Net realized gain (loss)	(88,351)	(201,661)
Net change in unrealized appreciation (depreciation)	72,466	(84,060)

Net Increase (Decrease) in Net Assets Resulting from Operations	246,219	(101,243)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(190,881)	(152,888)
I-2	(24,691)	(26,216)
I-3	(1,176)	(1,090)
Administrative Class	(942)	(742)
Class A	(22,644)	(18,363)
Class C	(972)	(852)
Class C-2	(25)	(11)
Class R	(2,948)	(2,301)

Total Distributions(a)	(244,279)	(202,463)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(517,401)	(2,156,705)

Total Increase (Decrease) in Net Assets	(515,461)	(2,460,411)

Net Assets:

Beginning of year	6,483,421	8,943,832
End of year	$5,967,960	$6,483,421

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	19

Schedule of Investments PIMCO Low Duration Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.7%

CORPORATE BONDS & NOTES 17.8%

BANKING & FINANCE 12.6%

ABN AMRO Bank NV
6.575% due 10/13/2026 •		$5,400	$5,455

American Honda Finance Corp.
6.018% due 01/10/2025 •		12,900	12,931

Asian Development Bank
6.550% due 01/26/2025	ZAR	262,000	13,565

Banco Santander SA
3.496% due 03/24/2025		$23,000	22,586

Bank of America Corp.
4.922% (EUR003M + 1.000%) due 09/22/2026 ~	EUR	11,600	12,628

Bank of Nova Scotia
5.450% due 06/12/2025		$10,500	10,512

Barclays PLC
5.304% due 08/09/2026 •		8,000	7,961
7.325% due 11/02/2026 •		13,400	13,735

BPCE SA
6.612% due 10/19/2027 •		20,200	20,635

Camden Property Trust
3.500% due 09/15/2024		200	198

Cape Lookout Re Ltd.
14.952% (T-BILL 3MO + 9.590%) due 03/28/2029 ~		7,700	7,625

Capital One Financial Corp.
2.636% due 03/03/2026 •		24,200	23,528
4.166% due 05/09/2025 •		23,000	22,954
4.985% due 07/24/2026 •		10,000	9,939

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		10,400	9,734

Credit Agricole SA
1.907% due 06/16/2026 •		17,200	16,449

Credit Suisse AG
3.390% due 12/05/2025	EUR	8,200	8,829
3.700% due 02/21/2025		$22,000	21,629
4.750% due 08/09/2024		19,300	19,232

Danske Bank AS
1.621% due 09/11/2026 •		500	471
5.427% due 03/01/2028 •		8,000	8,020

Deutsche Bank AG
3.961% due 11/26/2025 •		24,000	23,677
6.574% (SOFRRATE + 1.219%) due 11/16/2027 ~		19,000	18,810

Equinix, Inc.
2.625% due 11/18/2024		9,246	9,061

Equitable Financial Life Global Funding
0.800% due 08/12/2024		400	393

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Extra Space Storage LP
3.500% due 07/01/2026		$7,000	$6,728

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	5,700	6,106
5.800% due 03/05/2027		$6,200	6,226

General Motors Financial Co., Inc.
5.400% due 05/08/2027		14,700	14,743

Goldman Sachs Group, Inc.
5.798% due 08/10/2026 •		25,300	25,389

HAT Holdings LLC
6.000% due 04/15/2025		4,000	3,987

HSBC Holdings PLC
6.923% (SOFRRATE + 1.570%) due 08/14/2027 ~		3,200	3,249

HSBC USA, Inc.
5.625% due 03/17/2025		6,900	6,914

ING Groep NV
3.869% due 03/28/2026 •		12,700	12,477

JPMorgan Chase & Co.
1.470% due 09/22/2027 •		2,700	2,464
6.070% due 10/22/2027 •		8,300	8,471
6.129% (SOFRRATE + 0.765%) due 09/22/2027 ~		19,100	19,101

Metropolitan Life Global Funding
0.950% due 07/02/2025		11,250	10,675
4.050% due 08/25/2025		18,000	17,715

Mitsubishi UFJ Financial Group, Inc.
5.541% due 04/17/2026 •		4,500	4,500

Morgan Stanley
2.630% due 02/18/2026 •		46,400	45,170
4.585% (EUR003M + 0.650%) due 03/19/2027 ~	EUR	7,500	8,112

NatWest Group PLC
5.583% due 03/01/2028 •		$2,800	2,815
6.608% (SOFRRATE + 1.250%) due 03/01/2028 ~		2,400	2,422
7.472% due 11/10/2026 •		5,600	5,755

NatWest Markets PLC
3.479% due 03/22/2025		19,000	18,637

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024		4,500	4,399

Santander Holdings USA, Inc.
3.244% due 10/05/2026		3,100	2,930
3.450% due 06/02/2025		8,250	8,021

Santander U.K. Group Holdings PLC
6.833% due 11/21/2026 •		13,300	13,525

Standard Chartered PLC
1.822% due 11/23/2025 •		5,000	4,865
6.287% (SOFRRATE + 0.930%) due 11/23/2025 ~		24,000	24,001

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		22,700	21,618

20	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.464% due 01/13/2026		$12,600	$12,648

Sumitomo Mitsui Trust Bank Ltd.
2.550% due 03/10/2025		10,100	9,837

Swedbank AB
3.356% due 04/04/2025		22,000	21,574
5.337% due 09/20/2027		20,000	19,979

Ter Finance Jersey Ltd.
0.000% due 01/02/2025 «(d)		2,000	1,890

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •		15,200	15,221

UBS AG
5.125% due 05/15/2024 (f)		6,500	6,487

UBS Group AG
2.193% due 06/05/2026 •		4,900	4,700
4.488% due 05/12/2026 •		10,000	9,861
4.550% due 04/17/2026		2,100	2,067
4.703% due 08/05/2027 •		5,000	4,908
6.327% due 12/22/2027 •		700	715
6.373% due 07/15/2026 •		6,200	6,246

VICI Properties LP
4.375% due 05/15/2025		4,300	4,230

Volkswagen Financial Services NV
1.875% due 12/03/2024	GBP	1,800	2,222

			754,157

INDUSTRIALS 3.7%

AbbVie, Inc.
4.800% due 03/15/2027		$16,100	16,122

Amgen, Inc.
5.250% due 03/02/2025		17,300	17,252

Bayer U.S. Finance LLC
6.125% due 11/21/2026		600	605

Campbell Soup Co.
5.300% due 03/20/2026		11,300	11,313

CommonSpirit Health
1.547% due 10/01/2025		15,500	14,579

Continental Resources, Inc.
2.268% due 11/15/2026		1,200	1,105

CRH America, Inc.
3.875% due 05/18/2025		2,775	2,721

Daimler Truck Finance North America LLC
6.111% (SOFRRATE + 0.750%) due 12/13/2024 ~		23,000	23,083

Global Payments, Inc.
1.200% due 03/01/2026		3,300	3,054
2.650% due 02/15/2025		3,650	3,557

Hyundai Capital America
1.000% due 09/17/2024		22,000	21,526
6.503% due 08/04/2025 •		7,500	7,544
6.847% (SOFRRATE + 1.500%) due 01/08/2027 ~		17,300	17,544

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Football League
5.480% due 10/05/2028 «†(g)	$2,400	$2,400

Penske Truck Leasing Co. LP
1.700% due 06/15/2026	11,100	10,241

Qorvo, Inc.
1.750% due 12/15/2024	2,725	2,650

Renesas Electronics Corp.
1.543% due 11/26/2024	24,200	23,495

Rogers Communications, Inc.
2.950% due 03/15/2025	26,400	25,740

TD SYNNEX Corp.
1.250% due 08/09/2024	9,900	9,741

WRKCo, Inc.
3.750% due 03/15/2025	3,600	3,539

		217,811

UTILITIES 1.5%

AES Corp.
1.375% due 01/15/2026	22,500	20,845

Avangrid, Inc.
3.150% due 12/01/2024	800	786

Constellation Energy Generation LLC
3.250% due 06/01/2025	6,300	6,158

Enel Finance International NV
1.375% due 07/12/2026	3,200	2,928
2.650% due 09/10/2024	11,700	11,537
4.250% due 06/15/2025	19,600	19,298

Eversource Energy
0.800% due 08/15/2025	2,300	2,155

Georgia Power Co.
6.103% (SOFRINDX + 0.750%) due 05/08/2025 ~	10,100	10,137

Jersey Central Power & Light Co.
4.700% due 04/01/2024	1,700	1,700

Pacific Gas & Electric Co.
4.950% due 06/08/2025	14,200	14,089

Spire, Inc.
5.300% due 03/01/2026	1,500	1,499

		91,132

Total Corporate Bonds & Notes (Cost $1,083,554)		1,063,100

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.229% due 11/01/2024	1,100	1,074

Total Municipal Bonds & Notes (Cost $1,100)		1,074

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	21

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 31.2%

Fannie Mae
0.615% due 10/25/2042 •(a)	$9,426	$1,034
0.715% due 11/25/2042 •(a)	9,290	588
1.000% due 01/25/2043	256	213
1.215% due 01/25/2042 •(a)	1,047	117
2.500% due 05/25/2028 (a)	2,427	80
4.034% due 03/01/2035 •	41	40
4.250% due 05/25/2033	132	128
4.521% due 01/01/2028 •	1	1
4.550% due 03/01/2035 •	46	46
4.776% due 12/25/2042 ~	562	551
4.897% due 06/01/2035 •	24	24
5.116% due 12/01/2036 •	2	2
5.315% due 05/01/2035 •	31	30
5.496% due 12/25/2036 •	203	197
5.497% due 09/01/2032 •	116	116
5.500% due 08/25/2034	371	367
5.508% due 06/01/2035 •	81	81
5.512% due 11/01/2034 •	59	59
5.685% due 01/25/2037 •	3	3
5.691% due 09/01/2034 •	2	2
5.709% due 03/01/2035 •	558	558
5.710% due 01/01/2035 •	468	465
5.735% due 03/25/2037 •	351	344
5.755% due 06/25/2034 •	62	61
5.785% due 03/25/2037 - 03/25/2044 •	320	315
5.789% due 08/01/2035 •	527	528
5.795% due 03/25/2037 •	18	17
5.815% due 07/25/2037 •	392	386
5.816% due 07/01/2035 •	213	211
5.835% due 06/25/2032 - 10/25/2040 •	61	61
5.850% due 05/01/2035 •	7	7
5.851% due 04/01/2034 •	118	118
5.854% due 10/01/2027 •	7,314	7,274
5.885% due 12/25/2040 •	8	8
5.890% due 09/01/2035 •	140	139
5.905% due 07/25/2037 •	499	496
5.935% due 08/25/2037 •	18	18
5.953% due 07/01/2035 •	65	64
5.955% due 09/01/2035 •	5	5
5.972% due 08/01/2035 •	129	133
6.095% due 11/01/2027 •	3	3
6.105% due 03/25/2038 •	18	18
6.125% due 08/01/2029 •	34	34
6.162% due 11/01/2035 •	6	6
6.170% due 10/01/2035 •	200	200
6.185% due 03/25/2038 - 01/25/2040 •	218	218
6.274% due 12/01/2033 •	37	36
6.281% due 07/01/2042 - 07/01/2044 •	114	114
6.285% due 02/25/2040 •	124	124
6.331% due 09/01/2041 •	14	14

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.481% due 10/01/2030 - 11/01/2039 •	$139	$138
6.500% due 07/25/2031 - 09/01/2033	511	523
7.000% due 04/01/2034	8	8

Freddie Mac
0.517% due 08/15/2043 •(a)	17,644	2,031
0.650% due 10/27/2025	62,200	58,212
0.680% due 08/06/2025	32,300	30,516
0.800% due 10/28/2026 (j)	83,100	75,541
0.987% due 08/15/2044 •	4,619	4,512
1.037% due 07/15/2036 •(a)	774	66
1.717% due 08/15/2036 •(a)	2,085	202
2.500% due 10/25/2049	116	100
2.920% due 01/25/2026	7,150	6,969
3.000% due 01/01/2027	324	314
3.000% due 03/15/2027 - 05/15/2027 (a)	3,292	96
3.181% due 04/25/2025 ~	2,400	2,350
3.250% due 10/25/2063	15,125	14,853
3.500% due 02/01/2047 - 06/01/2047	7,138	6,534
3.590% due 01/25/2025 ~	23,924	23,586
4.488% due 03/01/2035 •	76	76
4.681% due 08/15/2032 ~	4	4
5.100% due 04/01/2035 •	139	138
5.399% due 04/01/2035 •	161	161
5.487% due 07/01/2035 •	2	2
5.500% due 07/15/2034	249	247
5.500% due 08/01/2035 •	186	186
5.704% due 08/25/2031 - 05/01/2037 •	373	380
5.715% due 09/25/2031 •	578	584
5.763% due 02/15/2037 •	19	19
5.773% due 02/15/2037 •	27	27
5.833% due 05/15/2037 •	6	6
5.875% due 10/01/2035 •	154	156
5.883% due 11/15/2030 - 12/15/2031 •	14	14
5.950% due 07/01/2027 •	2	2
5.953% due 05/15/2036 •	15	15
5.983% due 01/15/2042 •	12	12
6.000% due 12/15/2028 - 07/15/2029	11	11
6.158% due 10/01/2027 •	1	1
6.288% due 01/15/2038 •	1,488	1,495
6.290% due 04/01/2035 •	145	145
6.489% due 07/25/2044 •	1,002	929
6.500% due 03/15/2029 - 07/25/2043	6,528	6,652
6.558% due 02/01/2037 •	3	3
7.000% due 01/01/2030 - 04/01/2032	4	4
7.500% due 07/15/2030	21	22
8.000% due 12/01/2024	1	1

22	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.500% due 07/01/2024 - 11/01/2025	$5	$4

Ginnie Mae
3.625% (H15T1Y + 1.500%) due 08/20/2024 - 09/20/2026 ~	29	28
3.625% due 01/20/2027 - 07/20/2034 •	532	527
3.750% (H15T1Y + 1.500%) due 10/20/2024 - 10/20/2025 ~	5	5
3.750% due 12/20/2026 •	1	1
3.875% (H15T1Y + 1.500%) due 06/20/2024 - 05/20/2026 ~	7	7
3.875% due 04/20/2027 - 05/20/2030 •	30	29
4.000% (H15T1Y + 1.500%) due 09/20/2024 ~	4	4
4.000% due 12/20/2027 - 07/20/2030 •	26	25
4.500% due 11/20/2026 •	1	1
4.500% due 08/20/2048	812	790
4.788% due 05/20/2041 ~	149	145
5.619% due 09/20/2071 - 09/20/2073 •	6,051	6,000
6.044% due 03/20/2065 - 07/20/2065 •	6,306	6,271
6.244% due 05/20/2066 •	1,847	1,843
6.269% due 09/20/2073 •	13,778	13,871
6.279% due 08/20/2073 •	14,165	14,263
6.299% due 09/20/2073 •	4,712	4,746
6.344% due 04/20/2066 •	2,954	2,952
6.479% due 11/20/2072 •	75,095	76,295
6.489% due 11/20/2072 •	88,367	89,859
6.694% due 08/20/2070 •	16,924	17,345

Uniform Mortgage-Backed Security
3.000% due 12/01/2026 - 04/01/2052	415,729	360,421
3.500% due 02/01/2047 - 12/01/2047	154,373	139,636
4.000% due 10/01/2047 - 02/01/2053	38,013	35,444
4.500% due 07/01/2024 - 10/01/2053	13,632	13,008
5.000% due 08/01/2025 - 06/01/2053	46,847	45,763
5.500% due 01/01/2025 - 12/01/2053	40,489	40,304
6.000% due 05/01/2025 - 01/01/2053	1,828	1,888
6.500% due 07/01/2034 - 03/01/2038	250	261
8.000% due 04/01/2030 - 11/01/2031	133	140
8.500% due 04/01/2025	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.500% due 07/01/2025 - 11/01/2025	$2	$2

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054	174,500	161,683
4.500% due 04/01/2039 - 05/01/2054	219,550	209,173
5.000% due 04/01/2054 - 05/01/2054	365,800	357,018
5.500% due 04/01/2054	5,000	4,976

Vendee Mortgage Trust
6.500% due 05/15/2029	2,424	2,438

Total U.S. Government Agencies (Cost $1,944,566)		1,860,665

U.S. TREASURY OBLIGATIONS 20.1%

U.S. Treasury Inflation Protected Securities (e)
0.625% due 07/15/2032	41,285	37,457
1.125% due 01/15/2033	38,510	36,137

U.S. Treasury Notes
1.750% due 06/30/2024 (l)	68,500	67,889
1.875% due 08/31/2024	39,000	38,448
3.625% due 05/15/2026	590,900	579,267
3.875% due 01/15/2026 (j)	149,500	147,386
4.125% due 01/31/2025	215,700	213,953
4.125% due 06/15/2026	50,000	49,516
4.375% due 11/30/2028 (j)(l)	31,200	31,370

Total U.S. Treasury Obligations (Cost $1,214,650)		1,201,423

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.1%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	6,950	6,700

280 Park Avenue Mortgage Trust
6.498% due 09/15/2034 •	10,200	10,018

ABN AMRO Mortgage Corp.
5.500% due 01/25/2034 «	15	15

American Home Mortgage Assets Trust
5.984% due 11/25/2035 •	245	226

Angel Oak Mortgage Trust
1.820% due 11/25/2066 ~	8,340	7,211

Ashford Hospitality Trust
6.398% due 04/15/2035 •	1,032	1,024

Atrium Hotel Portfolio Trust
6.553% due 12/15/2036 •	9,636	9,368
6.573% due 06/15/2035 •	1,250	1,244

Austin Fairmont Hotel Trust
6.423% due 09/15/2032 •	3,600	3,585

BAMLL Commercial Mortgage Securities Trust
6.423% due 04/15/2036 •	10,500	10,497
6.490% due 09/15/2038 •	4,100	3,942

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.340% due 03/15/2037 •	$500	$500

Banc of America Alternative Loan Trust
5.500% due 10/25/2033	1,960	1,893

Banc of America Funding Trust
5.157% due 05/25/2035 ~	59	54
5.500% due 09/25/2035 «	231	218
5.683% due 05/20/2035 «•	15	15
5.721% due 02/20/2036 ~	186	173

Banc of America Mortgage Trust
4.997% due 02/25/2035 «~	42	39
5.147% due 09/25/2035 ~	1,036	910

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 «~	31	22
4.947% due 08/25/2035 ~	493	402
4.958% due 08/25/2035 ~	3,281	2,957
5.003% due 11/25/2030 ~	5	5
5.040% due 01/25/2035 ~	193	179
5.125% due 01/25/2035 «~	1	1
5.375% due 02/25/2033 «~	2	2
5.711% due 01/25/2034 ~	5	4
5.727% due 10/25/2036 «~	44	40
5.752% due 08/25/2033 «~	28	27
6.058% due 08/25/2033 ~	169	161
6.500% due 04/25/2033 «~	117	112

Bear Stearns ALT-A Trust
4.517% due 04/25/2035 ~	884	853
4.870% due 09/25/2035 ~	947	562
5.138% due 05/25/2035 ~	243	229
6.197% due 09/25/2034 «~	83	77

Bear Stearns Structured Products, Inc. Trust
5.115% due 01/26/2036 ~	1,472	1,114

Beneria Cowen & Pritzer Collateral Funding Corp.
6.239% due 06/15/2038 •	398	379

BFLD Trust
6.529% due 10/15/2034 •	3,395	3,391

BX Trust
6.423% due 05/15/2030 •	3,600	3,598
6.527% due 10/15/2036 •	10,100	10,028

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.724% due 01/25/2035 •	77	72

Citigroup Commercial Mortgage Trust
6.520% due 12/15/2036 •	2,950	2,933

Citigroup Mortgage Loan Trust
5.310% due 03/25/2036 ~	709	662
6.242% due 03/25/2034 ~	169	148
7.560% due 09/25/2035 •	7	7

Colony Mortgage Capital Ltd.
6.565% due 11/15/2038 •	10,400	10,288

Commercial Mortgage Trust
6.373% due 06/15/2034 •	3,400	3,220
6.740% due 12/15/2038 •	19,379	17,896

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
5.844% due 06/25/2036 •		$339	$155

Countrywide Home Loan Mortgage Pass-Through Trust
7.940% due 02/20/2036 •		3,956	3,566

Credit Suisse First Boston Mortgage Securities Corp.
6.065% due 03/25/2032 ~		196	182

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.475% due 10/25/2033 «~		15	14

Credit Suisse Mortgage Capital Trust
6.273% due 07/25/2050 ~		16,467	16,237

CRSNT Commercial Mortgage Trust
6.264% due 04/15/2036 •		25,400	24,778

DBGS Mortgage Trust
6.835% due 10/15/2036 •		1,220	1,189

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.844% due 06/25/2037 •		6,650	5,599

DROP Mortgage Trust
6.589% due 10/15/2043 •		23,100	22,247

EMF-NL Prime BV
4.778% due 04/17/2041 •	EUR	3,000	2,845

Eurosail PLC
6.292% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	3,049	3,835

Extended Stay America Trust
6.519% due 07/15/2038 •		$1,463	1,463

First Horizon Alternative Mortgage Securities Trust
5.820% due 09/25/2034 «~		21	20
6.083% due 09/25/2035 ~		121	106

Ginnie Mae
6.119% due 04/20/2072 •		9,555	9,413
6.219% due 08/20/2073 •		4,519	4,535
6.819% due 08/20/2071 •		8,429	8,539

Great Hall Mortgages PLC
4.058% due 03/18/2039 •	EUR	70	76
5.754% due 06/18/2039 •		$1,341	1,335

GS Mortgage Securities Corp. Trust
6.394% due 12/15/2036 •		19,146	19,013
6.622% due 11/15/2032 •		4,418	4,399
6.694% due 12/15/2036 •		280	279

GS Mortgage-Backed Securities Trust
2.500% due 08/25/2052 ~		21,173	17,066
3.000% due 09/25/2052 ~		23,047	19,352

GSR Mortgage Loan Trust
5.063% due 09/25/2035 ~		153	143
5.093% due 07/25/2035 ~		471	255
5.473% due 09/25/2035 «~		17	15
6.000% due 03/25/2032 «		19	18
6.112% due 09/25/2035 ~		606	599

HarborView Mortgage Loan Trust
4.236% due 07/19/2035 ~		1,408	1,037

24	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Orlando Trust
6.392% due 12/15/2034 •		$150	$150

Hops Hill No. 1 PLC
6.151% due 05/27/2054 •	GBP	1,931	2,440

IndyMac INDX Mortgage Loan Trust
5.864% due 05/25/2046 •		$924	804

InTown Mortgage Trust
7.814% due 08/15/2039 •		19,800	19,933

JP Morgan Chase Commercial Mortgage Securities Trust
6.789% due 12/15/2036 •		7,000	5,620

JP Morgan Mortgage Trust
5.041% due 08/25/2035 ~		867	716
5.670% due 07/25/2035 «~		12	11
6.292% due 04/25/2037 ~		109	86

MASTR Adjustable Rate Mortgages Trust
5.371% due 11/21/2034 ~		41	39

Morgan Stanley Capital Trust
6.390% due 12/15/2036 •		100	81
6.473% due 11/15/2034 •		6,195	6,160

Morgan Stanley Mortgage Loan Trust
4.029% due 08/25/2034 «~		43	38
5.500% due 11/25/2035		984	893
5.704% due 04/25/2035 •		735	683
5.764% due 01/25/2035 •		214	198

MortgageIT Mortgage Loan Trust
6.084% due 02/25/2035 «•		121	118

Natixis Commercial Mortgage Securities Trust
6.390% due 08/15/2038 •		5,200	4,923
7.149% due 03/15/2035 •		1,740	1,741

New Orleans Hotel Trust
6.362% due 04/15/2032 •		1,400	1,367

Newgate Funding PLC
4.540% due 12/15/2050 •	EUR	868	921

NYO Commercial Mortgage Trust
6.535% due 11/15/2038 •		$4,700	4,557

OBX Trust
3.000% due 01/25/2052 ~		21,465	18,023
5.000% due 10/25/2051 •		5,422	5,038

One Market Plaza Trust
3.614% due 02/10/2032		6,282	5,807

ONE Park Mortgage Trust
6.139% due 03/15/2036 •		2,450	2,391

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
6.004% due 12/25/2035 •		1,731	1,671

Prime Mortgage Trust
5.844% due 02/25/2034 •		130	122

Residential Mortgage Securities PLC
6.473% due 06/20/2070 •	GBP	12,054	15,239

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RESIMAC Premier
6.087% due 02/03/2053 •		$25,882	$25,804

Ripon Mortgages PLC
0.000% due 08/28/2056 (d)	GBP	25,996	29,307
5.922% due 08/28/2056 •		31,920	40,283
6.122% due 08/28/2056 •		15,435	19,426
6.722% due 08/28/2056 •		1,792	2,247
8.222% due 08/28/2056 •		1,064	1,342

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •		$3,500	3,411

Structured Adjustable Rate Mortgage Loan Trust
7.020% due 02/25/2034 ~		11	10

Structured Asset Mortgage Investments Trust
3.905% due 06/25/2029 «~		31	28
5.704% due 03/25/2037 •		38	15
6.004% due 02/25/2036 •		767	626
6.101% due 09/19/2032 •		188	180

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
7.620% due 06/25/2033 «~		9	8

SunTrust Adjustable Rate Mortgage Loan Trust
5.895% due 01/25/2037 ~		487	340

Thornburg Mortgage Securities Trust
5.129% due 12/25/2045 •		1,032	922
5.862% due 10/25/2045 •		925	897

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	12,360	15,606
6.572% due 07/20/2045 •		26,272	33,176
6.574% due 05/20/2045 •		29,029	36,680
6.691% due 02/20/2045 •		289	366

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$2,235	2,092
6.444% due 05/25/2058 •		3,671	3,736

Trinity Square PLC
6.072% due 07/15/2059 •	GBP	11,478	14,496

TTAN
6.290% due 03/15/2038 •		$42	42

UWM Mortgage Trust
5.000% due 12/25/2051 •		19,126	17,801

VASA Trust
6.340% due 07/15/2039 •		5,000	4,577

Waikiki Beach Hotel Trust
6.673% due 12/15/2033 •		10,699	10,576

WaMu Mortgage Pass-Through Certificates Trust
5.024% due 01/25/2036 ~		74	69
6.000% due 06/25/2034 «		385	371
6.024% due 10/25/2045 •		23	22
6.089% due 08/25/2046 •		22	20
6.184% due 11/25/2034 •		1,356	1,270
6.489% due 06/25/2042 •		163	149

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
5.975% due 02/25/2033 «~		$2	$2

Wells Fargo-RBS Commercial Mortgage Trust
3.995% due 05/15/2047		8,081	8,055

Total Non-Agency Mortgage-Backed Securities (Cost $668,818)			659,033

ASSET-BACKED SECURITIES 16.5%

ACAS CLO Ltd.
6.450% due 10/18/2028 •		1,312	1,314

Anchorage Capital CLO Ltd.
6.716% due 07/15/2032 •		22,000	22,011

Apidos CLO
6.460% due 07/18/2029 •		8,461	8,479
6.589% due 04/20/2031 •		4,047	4,049

Arbor Realty Commercial Real Estate Notes Ltd.
6.540% due 05/15/2036 •		6,078	6,064
6.769% due 01/15/2037 •		5,500	5,478

AREIT Trust
6.569% due 01/20/2037 •		21,458	21,230

Ares CLO Ltd.
6.610% due 04/18/2031 •		23,200	23,217

Asset-Backed Securities Corp. Home Equity Loan Trust
5.960% due 06/15/2031 •		4	4

Atlas Static Senior Loan Fund Ltd.
7.064% due 07/15/2030 •		10,275	10,332

Bank of America Auto Trust
5.830% due 05/15/2026		7,020	7,027

Barings CLO Ltd.
6.649% due 01/20/2032 •		702	703

BDS Ltd.
6.791% due 12/16/2036 •		22,166	22,057

Bear Stearns Asset-Backed Securities Trust
6.444% due 11/25/2042 •		157	155
7.244% due 03/25/2043 •		1,167	1,152

Benefit Street Partners CLO Ltd.
6.526% due 10/15/2030 •		17,252	17,250
6.926% due 01/15/2033 •		15,900	15,908

Black Diamond CLO DAC
4.830% due 01/20/2032 •	EUR	2,704	2,914

BlueMountain CLO Ltd.
6.656% due 07/15/2031 •		$7,520	7,526

BMW Vehicle Lease Trust
5.720% due 07/27/2026 •		4,000	4,005

BNPP AM Euro CLO DAC
4.542% due 04/15/2031 •	EUR	300	322

BSPDF Issuer Ltd.
6.640% due 10/15/2036 •		$9,338	9,077

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BSPRT Issuer Ltd.
7.621% due 07/15/2039 •		$22,000	$22,067

Capital One Multi-Asset Execution Trust
4.950% due 10/15/2027		24,000	23,918
6.020% due 07/15/2027 •		19,300	19,339

Carlyle Euro CLO DAC
4.791% due 08/15/2032 •	EUR	8,900	9,528

Carlyle Global Market Strategies Euro CLO DAC
4.651% due 11/15/2031 •		249	267

Carlyle U.S. CLO Ltd.
6.579% due 04/20/2031 •		$15,784	15,819

CarMax Auto Owner Trust
6.089% due 09/15/2025 •		1,593	1,594

Catamaran CLO Ltd.
6.679% due 04/22/2030 •		3,665	3,674

Centex Home Equity Loan Trust
6.374% due 09/25/2034 •		957	929

CIFC Funding Ltd.
6.530% due 10/24/2030 •		15,997	15,985
6.660% due 07/18/2031 •		4,294	4,304

Citibank Credit Card Issuance Trust
6.045% due 08/07/2027 •		12,900	12,948
6.063% due 04/22/2026 •		12,600	12,605

Countrywide Asset-Backed Certificates Trust
5.864% due 01/25/2045 •		727	721
6.164% due 07/25/2034 •		461	461
6.194% due 03/25/2034 •		276	275

CQS U.S. CLO Ltd.
7.168% due 07/20/2031 •		10,578	10,616

Discover Card Execution Note Trust
6.040% due 12/15/2026 •		19,600	19,622

Dryden Senior Loan Fund
6.596% due 04/15/2029 •		14,925	14,933

Enterprise Fleet Financing LLC
4.380% due 07/20/2029		13,145	13,009
5.760% due 10/22/2029		10,080	10,099

EquiFirst Mortgage Loan Trust
5.924% due 01/25/2034 «•		158	148

Exeter Automobile Receivables Trust
6.070% due 12/15/2025		4,532	4,534

First Franklin Mortgage Loan Asset-Backed Certificates
6.269% due 05/25/2034 •		887	855

Fremont Home Loan Trust
5.504% due 01/25/2037 •		171	78

Gallatin CLO Ltd.
6.666% due 07/15/2031 •		26,752	26,728

GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026		514	513
4.590% due 05/15/2026		1,275	1,272

26	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GPMT Ltd.
6.691% due 07/16/2035 •		$11,946	$11,867
6.793% due 12/15/2036 •		22,176	21,517

GSAMP Trust
3.816% due 11/25/2034 •		1,098	1,031
5.514% due 12/25/2036 •		1,362	658

Hertz Vehicle Financing LLC
3.730% due 09/25/2026		22,500	22,002

Home Equity Asset Trust
6.004% due 08/25/2036 •		5,613	5,485

HSI Asset Securitization Corp. Trust
5.544% due 10/25/2036 •		29	12

Hyundai Auto Lease Securitization Trust
5.959% due 04/15/2025 •		308	308

LCM LP
6.441% due 07/19/2027 •		141	141

LCM Ltd.
6.418% due 07/20/2030 •		14,609	14,645

LL ABS Trust
3.760% due 11/15/2029		1,333	1,330

LoanCore Issuer Ltd.
6.740% due 07/15/2036 •		9,067	9,028

Lument Finance Trust, Inc.
6.610% due 06/15/2039 •		18,374	17,979

Madison Park Euro Funding DAC
4.742% due 07/15/2032 •	EUR	5,000	5,367

Madison Park Funding Ltd.
6.551% due 07/27/2031 •		$5,489	5,485

Magnetite Ltd.
6.449% due 11/15/2028 •		7,791	7,793

Massachusetts Educational Financing Authority
6.573% due 04/25/2038 •		890	890

MF1 LLC
7.476% due 06/19/2037 •		22,500	22,527

MF1 Ltd.
6.676% due 02/19/2037 •		22,352	22,142

Mid-State Trust
4.864% due 07/15/2038		71	69

MMAF Equipment Finance LLC
5.570% due 09/09/2025		635	635

Morgan Stanley ABS Capital, Inc. Trust
5.694% due 05/25/2037 •		3,008	2,645
6.149% due 12/25/2034 •		358	332

Morgan Stanley IXIS Real Estate Capital Trust
5.494% due 11/25/2036 •		14	4

Mountain View CLO LLC
6.616% due 01/16/2031 •		1,825	1,828

Nassau Ltd.
6.726% due 10/15/2029 •		177	177

New Century Home Equity Loan Trust
6.164% due 03/25/2035 •		2,002	1,967

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Auto Lease Trust
5.949% due 03/17/2025 •		$791	$792

NovaStar Mortgage Funding Trust
5.764% due 05/25/2036 •		1,391	1,359

Oaktree CLO Ltd.
6.699% due 10/20/2032 •		20,100	20,139

OCP Euro CLO DAC
4.850% due 09/22/2034 •	EUR	3,200	3,442

Oscar U.S. Funding LLC
2.820% due 04/10/2029		$23,000	21,921

Palmer Square CLO Ltd.
6.578% due 10/17/2031 •		10,937	10,965

PFP Ltd.
6.439% due 08/09/2037 •		194	193
7.600% due 08/19/2035 •		18,600	18,673

RAAC Trust
6.144% due 03/25/2034 «•		51	49

Ready Capital Mortgage Financing LLC
6.444% due 04/25/2038 •		5,101	5,092
6.644% due 11/25/2036 •		1,729	1,718
6.971% due 01/25/2037 •		18,740	18,725

Renaissance Home Equity Loan Trust
6.144% due 08/25/2032 «•		40	36

Research-Driven Pagaya Motor Asset Trust
7.130% due 01/26/2032		460	464

RR 3 Ltd.
6.666% due 01/15/2030 •		1,022	1,022

Santander Drive Auto Receivables Trust
5.810% due 01/15/2026		112	112
5.870% due 03/16/2026		7,121	7,125

Saranac CLO Ltd.
7.190% due 06/22/2030 •		684	687

Saxon Asset Securities Trust
2.399% due 03/25/2035 •		286	256

Securitized Asset-Backed Receivables LLC Trust
5.564% due 12/25/2036 •		2,859	657
5.574% due 05/25/2037 •		350	262

SLM Student Loan Trust
4.490% due 12/15/2033 •	EUR	514	519

SMB Private Education Loan Trust
3.940% due 02/16/2055		$15,071	14,315
5.670% due 11/15/2052		11,533	11,644
6.769% due 02/16/2055 •		15,071	15,125

SoFi Consumer Loan Program Trust
5.810% due 05/15/2031		704	703

Sound Point CLO Ltd.
6.559% due 10/20/2030 •		17,824	17,798
6.566% due 07/25/2030 •		13,824	13,834
6.789% due 07/20/2032 •		23,000	22,994

Soundview Home Loan Trust
5.564% due 11/25/2036 •		1,114	333

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stratus CLO Ltd.
6.529% due 12/29/2029 •		$2,174	$2,175

Structured Asset Investment Loan Trust
6.149% due 03/25/2034 •		1,833	1,808
6.344% due 09/25/2034 •		84	80

Structured Asset Securities Corp.
6.104% due 02/25/2035 «•		69	68

Symphony Static CLO Ltd.
6.416% due 10/25/2029 •		2,777	2,778

Synchrony Card Funding LLC
5.740% due 10/15/2029		17,600	17,876

TCI-Symphony CLO Ltd.
6.596% due 10/13/2032 •		22,539	22,584

Tikehau CLO DAC
4.754% due 08/04/2034 •	EUR	2,400	2,584

Towd Point HE Trust
0.918% due 02/25/2063 ~		$3,984	3,830

Toyota Auto Receivables Owner Trust
5.050% due 01/15/2026		377	376

TPG Real Estate Finance Issuer Ltd.
6.640% due 03/15/2038 •		14,092	13,813
6.969% due 02/15/2039 •		23,000	22,828

TSTAT Ltd.
6.918% due 07/20/2031 •		5,746	5,755

Venture CLO Ltd.
6.456% due 04/15/2027 •		224	224
6.599% due 04/20/2029 •		1,392	1,394
6.629% due 07/20/2030 •		6,348	6,360
6.709% due 04/20/2032 •		22,000	22,037

Vibrant CLO Ltd.
6.619% due 09/15/2030 •		435	435

VMC Finance LLC
6.541% due 06/16/2036 •		5,067	5,049

Wellfleet CLO Ltd.
6.469% due 07/20/2029 •		3,906	3,906

Wind River CLO Ltd.
6.656% due 07/15/2031 •		23,000	22,987

Total Asset-Backed Securities (Cost $992,733)			984,880

SOVEREIGN ISSUES 2.0%

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (d)	ARS	11,181	16

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (d)	BRL	613,200	119,384

Provincia de Buenos Aires
106.588% due 04/12/2025	ARS	1,377	1

Total Sovereign Issues (Cost $121,583)			119,401

		SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos SAB de CV (b)		572	$0

Total Common Stocks (Cost $607)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.0%

COMMERCIAL PAPER 1.7%

Alimentation Couche-Tard, Inc.
5.540% due 04/17/2024		$6,000	5,981

Amcor Flexibles North America, Inc.
5.520% due 04/10/2024		1,500	1,497
5.520% due 04/15/2024		5,850	5,834

American Electric Power Co., Inc.
5.560% due 04/22/2024		14,300	14,245
5.580% due 05/01/2024		1,550	1,542

AT&T, Inc.
5.520% due 04/18/2024		27,700	27,613

Crown Castle, Inc.
5.850% due 05/02/2024		3,950	3,928

CVS Health Corp.
5.600% due 04/01/2024		9,950	9,944

Dominion Energy, Inc.
5.600% due 04/16/2024		2,950	2,941
5.600% due 04/23/2024		3,300	3,287

Eversource Energy
5.620% due 04/05/2024		3,700	3,695

Keurig Dr Pepper, Inc.
5.550% due 04/22/2024		9,400	9,364

NextEra Energy Capital Holdings, Inc.
5.600% due 05/06/2024		2,500	2,485
5.600% due 05/07/2024		3,700	3,677
5.600% due 05/08/2024		3,700	3,677

Penske Truck Leasing Co. LP
5.500% due 04/09/2024		2,950	2,945

			102,655

REPURCHASE AGREEMENTS (h) 10.3%
			616,369

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	71,622	74

28	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
5.365% due 04/11/2024 - 05/09/2024 (c)(d)	$804	$800

Total Short-Term Instruments (Cost $719,959)		719,898

Total Investments in Securities (Cost $6,747,570)		6,609,474

	SHARES
INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%

PIMCO Short Asset Portfolio	23,054,208	224,548

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	9,786,048	$95,189

Total Short-Term Instruments (Cost $319,691)		319,737

Total Investments in Affiliates (Cost $319,691)		319,737

Total Investments 116.1% (Cost $7,067,261)		$6,929,211

Financial Derivative Instruments (i)(k) (0.0)% (Cost or Premiums, net $(4,103))		(1,576)

Other Assets and Liabilities, net (16.1)%		(959,675)

Net Assets 100.0%		$5,967,960

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

†	When-issued security.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Security did not produce income within the last twelve months.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Principal amount of security is adjusted for inflation.

(f)	Contingent convertible security.

(g) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
National Football League	5.480%	10/05/2028	03/14/2024	$2,400	$2,400	0.04%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Schedule of Investments PIMCO Low Duration Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.400%	03/28/2024	04/01/2024	$284,500	U.S. Treasury Floating Rate Notes 5.546% due 01/31/2026	$(186,591)	$284,500	$284,671
					U.S. Treasury Notes 0.250% due 09/30/2025	(103,519)
	5.420	04/01/2024	04/02/2024	283,100	U.S. Treasury Notes 0.250% due 07/31/2025 - 09/30/2025	(288,498)	283,100	283,100
FICC	2.600	03/28/2024	04/01/2024	3,569	U.S. Treasury Notes 5.000% due 09/30/2025	(3,640)	3,569	3,570
SAL	5.260	03/28/2024	04/01/2024	2,700	U.S. Treasury Notes 4.875% due 11/30/2025	(2,799)	2,700	2,702
	5.400	03/28/2024	04/01/2024	42,500	U.S. Treasury Notes 0.875% due 06/30/2026	(43,422)	42,500	42,525

Total Repurchase Agreements						$(628,469)	$616,369	$616,568

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (8.7)%
Uniform Mortgage-Backed Security, TBA	3.000%	05/01/2054	$418,700	$(362,381)	$(360,661)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2054	176,500	(158,740)	(158,084)

Total Short Sales (8.7)%				$(521,121)	$(518,745)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$567,771	$0	$0	$567,771	$(578,608)	$(10,837)
FICC	3,570	0	0	3,570	(3,640)	(70)
SAL	45,227	0	0	45,227	(46,221)	(994)

Total Borrowings and Other Financing Transactions	$616,568	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

30	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2024

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(21,904) at a weighted average interest rate of 5.183%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$109.000	04/26/2024	44	$44	$(15)	$(7)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	44	44	(22)	(4)

Total Written Options					$(37)	$(11)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	18,926	$3,870,071	$(6,381)	$0	$(3,844)
U.S. Treasury 5-Year Note June Futures	06/2024	3,760	402,379	801	0	(441)

				$(5,580)	$0	$(4,285)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Japan Government 10-Year Bond June Futures	06/2024	8	$(7,698)	$(2)	$11	$(7)
U.S. Treasury 10-Year Note June Futures	06/2024	3,140	(347,902)	(2,426)	245	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	4,738	(543,019)	(4,944)	0	(74)

				$(7,372)	$256	$(81)

Total Futures Contracts				$(12,952)	$256	$(4,366)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Enbridge, Inc.	1.000%	Quarterly	12/20/2024	0.201%	$25,000	$291	$(138)	$153	$3	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2024	0.256	2,100	101	(25)	76	1	0

						$392	$(163)	$229	$4	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	31

Schedule of Investments PIMCO Low Duration Fund (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750%	Semi-Annual	03/20/2038	JPY	4,960,000	$(126)	$1,675	$1,549	$0	$(88)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Annual	12/15/2041		1,690,000	959	893	1,852	0	(36)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		9,080,000	518	8,327	8,845	0	(309)
Pay	1-Day USD-SOFR Compounded-OIS	4.715	Annual	09/13/2024		$140,000	(392)	(579)	(971)	0	(22)
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	09/14/2024		77,960	0	(908)	(908)	0	(17)
Pay	1-Day USD-SOFR Compounded-OIS	4.750	Annual	09/14/2024		79,400	0	(525)	(525)	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	2.841	Annual	10/31/2024		94,100	(645)	(1,710)	(2,355)	0	(39)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/11/2024		86,100	(269)	(1,046)	(1,315)	0	(33)
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027		150,400	(572)	(12,631)	(13,203)	0	(275)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		10,400	(22)	(100)	(122)	0	(18)
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		97,400	0	1,093	1,093	167	0
Pay	1-Day USD-SOFR Compounded-OIS	3.940	Annual	02/22/2029		30,900	(74)	(56)	(130)	0	(50)
Pay	1-Day USD-SOFR Compounded-OIS	3.970	Annual	02/27/2029		15,400	(36)	(4)	(40)	0	(25)
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		28,900	(100)	(862)	(962)	0	(45)
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		8,000	(22)	(161)	(183)	0	(12)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/22/2030		7,500	(24)	(101)	(125)	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	3.547	Annual	10/31/2030		45,000	0	996	996	62	0
Receive	1-Day USD-SOFR Compounded-OIS	3.550	Annual	10/31/2030		18,500	0	406	406	26	0
Receive	1-Day USD-SOFR Compounded-OIS	3.623	Annual	10/31/2030		12,900	0	228	228	18	0
Receive	1-Day USD-SOFR Compounded-OIS	3.664	Annual	10/31/2030		8,500	0	130	130	12	0
Receive	1-Day USD-SOFR Compounded-OIS	3.677	Annual	10/31/2030		6,900	0	100	100	9	0
Receive	1-Day USD-SOFR Compounded-OIS	3.687	Annual	10/31/2030		2,200	0	31	31	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.689	Annual	10/31/2030		26,300	0	364	364	36	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030		19,400	0	266	266	27	0
Receive	1-Day USD-SOFR Compounded-OIS	3.727	Annual	10/31/2030		25,400	0	295	295	35	0
Receive	1-Day USD-SOFR Compounded-OIS	3.735	Annual	10/31/2030		2,900	0	32	32	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030		9,300	0	101	101	13	0
Receive	1-Day USD-SOFR Compounded-OIS	3.749	Annual	10/31/2030		13,700	0	142	142	19	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		34,710	3,582	1,471	5,053	37	0
Pay	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024	NZD	1,442,200	(3,369)	8,185	4,816	0	(155)
Pay	3-Month NZD-BBR	4.500	Semi-Annual	09/13/2024		566,600	(110)	(1,780)	(1,890)	0	(25)

							$(702)	$4,272	$3,570	$468	$(1,173)

Total Swap Agreements							$(310)	$4,109	$3,799	$472	$(1,173)

32	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$256	$472	$728	$(11)	$(4,366)	$(1,173)	$(5,550)

(j)

Securities with an aggregate market value of $31,177 and cash of $33,723 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2024		NZD	8,327	$		5,130	$155	$0
BOA	04/2024		EUR	7,255			7,871	44	0
	04/2024	$		387		DKK	2,664	0	(2)
	04/2024			249		GBP	197	0	0
	04/2024			4,535		JPY	685,215	0	(8)
	05/2024		JPY	682,100	$		4,535	8	0
	05/2024	$		409		DKK	2,806	0	(3)
BPS	04/2024		GBP	175,290	$		222,516	1,273	0
	04/2024	$		534		GBP	422	0	(1)
	05/2024			519		DKK	3,572	0	(2)
	06/2024		INR	1,706	$		20	0	0
BRC	04/2024		CNH	608			85	1	0
	04/2024		ZAR	455			24	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Schedule of Investments PIMCO Low Duration Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BSH	07/2024		BRL	510,300	$	101,240	$371	$0
CBK	04/2024			95,187		19,354	375	0
	04/2024		CNH	777		107	0	0
	04/2024	$		19,052	BRL	95,187	0	(73)
	04/2024			1,305	GBP	1,035	1	0
	05/2024			4,001	BRL	20,036	0	(19)
DUB	04/2024		EUR	52,442	$	57,000	423	0
	05/2024	$		27,422	BRL	136,615	0	(267)
GLM	07/2024		BRL	70,600	$	14,254	299	0
JPM	04/2024			100,111		20,037	77	0
	04/2024	$		20,533	BRL	100,111	0	(572)
	04/2024			2,319	GBP	1,831	0	(8)
	06/2024		INR	799	$	10	0	0
	06/2024		KRW	249,448		191	5	0
	07/2024		BRL	32,300		6,502	117	0
MBC	04/2024		CNH	1,043		145	2	0
	04/2024	$		216,767	GBP	171,619	0	(158)
	04/2024			18,137	JPY	2,718,118	0	(182)
	05/2024		GBP	171,619	$	216,803	160	0
	06/2024		INR	745		9	0	0
MYI	04/2024		CNH	435		61	1	0
	04/2024		JPY	7,007,500		46,417	126	0
	04/2024		SEK	3,151		306	12	0
	04/2024	$		64,604	EUR	59,697	0	(200)
	04/2024			709	NZD	1,164	0	(13)
	05/2024		EUR	59,697	$	64,683	204	0
	06/2024		INR	1,954		24	0	0
	06/2024		KRW	34,202		26	1	0
RBC	04/2024	$		46	DKK	318	0	0
SCX	04/2024		CNH	2,165	$	301	3	0
	04/2024	$		497	DKK	3,407	0	(4)
	04/2024			4,302	NZD	7,163	0	(22)
	05/2024		NZD	7,163	$	4,302	22	0
	06/2024		INR	10,193		122	0	0
SSB	05/2024		MXN	3,589		211	0	(3)
TOR	04/2024	$		24,097	JPY	3,601,400	0	(307)
UAG	04/2024			235	GBP	186	0	(1)
	04/2024		ZAR	294,562	$	15,730	197	0

Total Forward Foreign Currency Contracts							$3,877	$(1,845)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500%	02/13/2025	37,600	$577	$369
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	10/31/2024	153,400	129	242
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500	02/13/2025	37,600	566	369
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/10/2024	235,600	141	198
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	07/08/2025	675,000	810	891

Total Purchased Options							$2,223	$2,069

34	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2024

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790%	04/08/2024	9,900	$(76)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	9,900	(76)	(213)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	18,400	(44)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	18,400	(44)	0
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	9,900	(76)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	9,900	(76)	(213)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	9,900	(76)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	9,900	(75)	(208)

							$(543)	$(634)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$95.156	04/04/2024	13,900	$(53)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.156	04/04/2024	13,900	(36)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	12,000	(57)	(18)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	12,000	(42)	(74)
MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.906	04/04/2024	14,800	(83)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.672	05/06/2024	6,000	(28)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.672	05/06/2024	6,000	(23)	(37)

					$(322)	$(149)

Total Written Options					$(865)	$(783)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Schedule of Investments PIMCO Low Duration Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	1.600%	$38,000	$(1,834)	$1,265	$0	$(569)
BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005	3,000	(144)	145	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202	600	(53)	49	0	(4)
BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	0.871	1,800	(88)	94	6	0
CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2026	0.871	7,200	(352)	378	26	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005	1,800	(65)	65	0	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600	9,200	(444)	306	0	(138)
GST	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005	1,100	(40)	40	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202	600	(53)	49	0	(4)
	Equinix, Inc.	5.000	Quarterly	06/20/2027	0.993	11,400	1,594	(215)	1,379	0
MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005	9,400	(425)	427	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202	10,800	(963)	893	0	(70)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600	46,800	(2,247)	1,546	0	(701)

Total Swap Agreements							$(5,114)	$5,042	$1,414	$(1,486)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$155	$0	$0	$155	$0	$0	$0	$0	$155	$0	$155
BOA	52	369	0	421	(13)	0	(569)	(582)	(161)	0	(161)
BPS	1,273	0	1	1,274	(3)	0	(4)	(7)	1,267	(920)	347
BRC	1	0	6	7	0	0	0	0	7	(10)	(3)

36	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2024

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BSH	$371	$0	$0	$371	$0	$0	$0	$0	$371	$354	$725
CBK	376	0	26	402	(92)	0	(138)	(230)	172	(300)	(128)
DUB	423	611	0	1,034	(267)	(213)	0	(480)	554	(710)	(156)
GLM	299	198	0	497	0	0	0	0	497	(390)	107
GST	0	0	1,379	1,379	0	0	(4)	(4)	1,375	(1,380)	(5)
JPM	199	0	0	199	(580)	(98)	0	(678)	(479)	587	108
MBC	162	0	0	162	(340)	0	0	(340)	(178)	0	(178)
MSC	0	0	0	0	0	(51)	0	(51)	(51)	0	(51)
MYC	0	891	2	893	0	0	(771)	(771)	122	(250)	(128)
MYI	344	0	0	344	(213)	0	0	(213)	131	0	131
NGF	0	0	0	0	0	(421)	0	(421)	(421)	0	(421)
SCX	25	0	0	25	(26)	0	0	(26)	(1)	0	(1)
SSB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
TOR	0	0	0	0	(307)	0	0	(307)	(307)	293	(14)
UAG	197	0	0	197	(1)	0	0	(1)	196	(260)	(64)

Total Over the Counter	$3,877	$2,069	$1,414	$7,360	$(1,845)	$(783)	$(1,486)	$(4,114)

(l)

Securities with an aggregate market value of $1,234 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$256	$256
Swap Agreements	0	4	0	0	468	472

	$0	$4	$0	$0	$724	$728

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,877	$0	$3,877
Purchased Options	0	0	0	0	2,069	2,069
Swap Agreements	0	1,414	0	0	0	1,414

	$0	$1,414	$0	$3,877	$2,069	$7,360

	$0	$1,418	$0	$3,877	$2,793	$8,088

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$11	$11
Futures	0	0	0	0	4,366	4,366
Swap Agreements	0	0	0	0	1,173	1,173

	$0	$0	$0	$0	$5,550	$5,550

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,845	$0	$1,845
Written Options	0	0	0	0	783	783
Swap Agreements	0	1,486	0	0	0	1,486

	$0	$1,486	$0	$1,845	$783	$4,114

	$0	$1,486	$0	$1,845	$6,333	$9,664

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,098	$1,098
Futures	0	0	0	0	(11,734)	(11,734)
Swap Agreements	0	(13,885)	0	0	(46,144)	(60,029)

	$0	$(13,885)	$0	$0	$(56,780)	$(70,665)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(18,060)	$0	$(18,060)
Purchased Options	0	0	0	0	906	906
Written Options	0	0	0	0	2,592	2,592
Swap Agreements	0	1,905	0	0	0	1,905

	$0	$1,905	$0	$(18,060)	$3,498	$(12,657)

	$0	$(11,980)	$0	$(18,060)	$(53,282)	$(83,322)

38	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3,987	$3,987
Futures	0	0	0	0	(36,077)	(36,077)
Swap Agreements	0	7,161	0	0	39,517	46,678

	$0	$7,161	$0	$0	$7,427	$14,588

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,303	$0	$6,303
Purchased Options	0	0	0	0	77	77
Written Options	0	0	0	0	(428)	(428)
Swap Agreements	0	3,929	0	0	0	3,929

	$0	$3,929	$0	$6,303	$(351)	$9,881

	$0	$11,090	$0	$6,303	$7,076	$24,469

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$752,267	$1,890	$754,157
Industrials	0	215,411	2,400	217,811
Utilities	0	91,132	0	91,132
Municipal Bonds & Notes
Texas	0	1,074	0	1,074
U.S. Government Agencies	0	1,860,665	0	1,860,665
U.S. Treasury Obligations	0	1,201,423	0	1,201,423
Non-Agency Mortgage-Backed Securities	0	657,822	1,211	659,033
Asset-Backed Securities	0	984,579	301	984,880
Sovereign Issues	0	119,401	0	119,401
Short-Term Instruments
Commercial Paper	0	102,655	0	102,655
Repurchase Agreements	0	616,369	0	616,369
Short-Term Notes	0	74	0	74
U.S. Treasury Bills	0	800	0	800

	$0	$6,603,672	$5,802	$6,609,474

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$319,737	$0	$0	$319,737

Total Investments	$319,737	$6,603,672	$5,802	$6,929,211

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(518,745)	0	(518,745)

	$0	$(518,745)	$0	$(518,745)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	11	717	0	728
Over the counter	0	7,360	0	7,360

	$11	$8,077	$0	$8,088

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	(5,543)	0	(5,550)
Over the counter	0	(4,114)	0	(4,114)

	$(7)	$(9,657)	$0	$(9,664)

Total Financial Derivative Instruments	$4	$(1,580)	$0	$(1,576)

Totals	$319,741	$6,083,347	$5,802	$6,408,890

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

40	PIMCO LOW DURATION FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C, Class C-2 and Class R shares of the PIMCO Low Duration Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed

ANNUAL REPORT	MARCH 31, 2024	41

Notes to Financial Statements (Cont.)

from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

42	PIMCO LOW DURATION FUND

March 31, 2024

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional

ANNUAL REPORT	MARCH 31, 2024	43

Notes to Financial Statements (Cont.)

disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been

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calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale for settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the

ANNUAL REPORT	MARCH 31, 2024	45

Notes to Financial Statements (Cont.)

relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by

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the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

ANNUAL REPORT	MARCH 31, 2024	47

Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

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Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief

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Notes to Financial Statements (Cont.)

therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2023	Purchases at Cost	Proceeds From Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$209,808	$11,561	$0	$0	$3,179	$224,548	$11,426	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2023	Purchases at Cost	Proceeds From Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$150	$292,870	$(197,800)	$(19)	$(12)	$95,189	$913	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

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Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs

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are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2024, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential

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Notes to Financial Statements (Cont.)

mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any,

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including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on

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Notes to Financial Statements (Cont.)

the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

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(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”)

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Notes to Financial Statements (Cont.)

or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds use a specified exchange-traded fund as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

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Notes to Financial Statements (Cont.)

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with

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standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap’’, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor’’, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront

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Notes to Financial Statements (Cont.)

fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active

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market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Collateralized Loan Obligations Risk is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund

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Notes to Financial Statements (Cont.)

may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some

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fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

ANNUAL REPORT	MARCH 31, 2024	65

Notes to Financial Statements (Cont.)

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty

66	PIMCO LOW DURATION FUND

March 31, 2024

and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other

ANNUAL REPORT	MARCH 31, 2024	67

Notes to Financial Statements (Cont.)

events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.25%	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

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March 31, 2024

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C, Class C-2 and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C, Class C-2 and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares, 0.50% for Class C-2 shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C, Class C-2 and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C, Class C-2 and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class C-2	0.50%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of

ANNUAL REPORT	MARCH 31, 2024	69

Notes to Financial Statements (Cont.)

PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $14,863.

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March 31, 2024

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$21,880,333	$20,879,588	$350,064	$915,022

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2024	71

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	220,536	$2,006,532	263,618	$2,441,398

I-2	26,417	241,003	54,433	503,929

I-3	1,700	15,406	1,817	16,870

Administrative Class	1,018	9,239	1,073	9,868

Class A	8,585	78,241	11,056	102,010

Class C	361	3,288	1,005	9,250

Class C-2	105	960	66	610

Class R	1,395	12,697	4,752	44,286

Issued as reinvestment of distributions

Institutional Class	19,682	179,214	15,473	141,933

I-2	2,382	21,678	2,486	22,882

I-3	129	1,175	119	1,090

Administrative Class	100	906	81	742

Class A	2,239	20,381	1,812	16,620

Class C	105	958	91	837

Class C-2	3	25	1	11

Class R	324	2,946	251	2,300

Cost of shares redeemed

Institutional Class	(275,533)	(2,506,284)	(335,647)	(3,093,758)

I-2	(38,383)	(348,894)	(206,777)	(1,925,871)

I-3	(2,302)	(20,838)	(5,282)	(49,011)

Administrative Class	(1,853)	(16,823)	(1,320)	(12,119)

Class A	(19,762)	(179,883)	(32,365)	(298,540)

Class C	(1,654)	(15,042)	(2,484)	(22,935)

Class C-2	(95)	(869)	(39)	(362)

Class R	(2,572)	(23,417)	(7,481)	(68,745)

Net increase (decrease) resulting from Fund share transactions	(57,073)	$(517,401)	(233,261)	$(2,156,705)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, one person owned of record or beneficially 10% or more of the Fund’s total outstanding shares comprising 24% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

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March 31, 2024

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Low Duration Fund	$0	$0	$(134,832)	$(1,339)	$(826,160)	$0	$(12,984)	$(975,315)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, interest accrued on defaulted securities, return of capital distributions from underlying funds, and short positions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	MARCH 31, 2024	73

Notes to Financial Statements (Cont.)

March 31, 2024

As of March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Low Duration Fund	$425,459	$400,701

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Low Duration Fund	$6,539,341	$74,633	$(209,427)	$(134,794)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, interest accrued on defaulted securities, return of capital distributions from underlying funds, and short positions.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Low Duration Fund	$244,279	$0	$0	$202,463	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

74	PIMCO LOW DURATION FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Low Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Low Duration Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2024	75

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BOS	BofA Securities, Inc.	MSC	Morgan Stanley & Co. LLC.
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	NGF	Nomura Global Financial Products, Inc.
BSS	Banco Santander S.A.	RBC	Royal Bank of Canada
CBK	Citibank N.A.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso
DKK	Danish Krone	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
BP0003M	3 Month GBP-LIBOR	MUTKCALM	Tokyo Overnight Average Rate
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SOFRINDX	Secured Overnight Financing Rate Index

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	OIS	Overnight Index Swap
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced

76	PIMCO LOW DURATION FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Low Duration Fund	0%	0%	$244,279	$0	$207,944

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Low Duration Fund	0%

ANNUAL REPORT	MARCH 31, 2024	77

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

78	PIMCO LOW DURATION FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	79

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

80	PIMCO LOW DURATION FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2024	81

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

82	PIMCO LOW DURATION FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	MARCH 31, 2024	83

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

84	PIMCO LOW DURATION FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3014AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO Real Return Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO REAL RETURN FUND

Important Information About the PIMCO Real Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the PIMCO Real Return Fund (Cont.)

been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

4	PIMCO REAL RETURN FUND

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, 1-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the PIMCO Real Return Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/27/18	04/28/00	01/29/97	01/29/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

6	PIMCO REAL RETURN FUND

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	MARCH 31, 2024	7

PIMCO Real Return Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	1.05%	2.63%	2.19%	5.07%
PIMCO Real Return Fund I-2	0.95%	2.53%	2.08%	4.98%
PIMCO Real Return Fund I-3	0.90%	2.48%	2.03%	4.92%
PIMCO Real Return Fund Administrative Class	0.80%	2.38%	1.93%	4.81%
PIMCO Real Return Fund Class A	0.65%	2.22%	1.78%	4.63%
PIMCO Real Return Fund Class A (adjusted)	(3.12)%	1.45%	1.39%	4.52%
PIMCO Real Return Fund Class C	0.15%	1.71%	1.27%	4.11%
PIMCO Real Return Fund Class C (adjusted)	(0.83)%	1.71%	1.27%	4.11%
PIMCO Real Return Fund Class R	0.40%	1.97%	1.53%	4.37%
Bloomberg U.S. TIPS Index	0.45%	2.49%	2.21%	4.64%
Lipper Inflation-Protected Bond Funds Average	0.82%	2.33%	1.71%	3.91%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.67% for Institutional Class shares, 0.77% for I-2 shares, 0.87% for I-3 shares, 0.92% for Administrative Class shares, 1.07% for Class A shares, 1.57% for Class C shares, and 1.32% for Class R shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	I-2 - PRLPX	I-3 - PRNPX	Administrative Class - PARRX
Class A - PRTNX	Class C - PRTCX	Class R - PRRRX

Allocation Breakdown as of March 31, 2024†§

U.S. Treasury Obligations	69.1%
U.S. Government Agencies	12.9%
Asset-Backed Securities	8.5%
Sovereign Issues	7.4%
Non-Agency Mortgage-Backed Securities	1.4%
Short-Term Instruments‡	0.2%
Other	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Duration strategies in Europe, including exposure to eurozone interest rate swap spreads contributed to relative performance, as eurozone interest rate swap spreads tightened.

»	Overweight exposure to U.S. breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, specifically in the second half of the reporting period, contributed to relative performance, as U.S. BEI spreads widened over that period.
»	Exposure to securitized assets, including collateralized loan obligations, U.S. agency mortgage-backed securities (“MBS”), and non-agency residential MBS, contributed to relative performance, as spreads broadly tightened across these sectors.

»	Long exposure to Japanese BEI contributed to relative performance, as Japanese BEI moved higher.

»	Overweight exposure to U.S. interest rates detracted from relative performance, as U.S. interest rates broadly moved higher.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	MARCH 31, 2024	9

Expense Example PIMCO Real Return Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,049.10	$2.50	$1,000.00	$1,022.43	$2.46	0.49%
I-2	1,000.00	1,048.60	3.01	1,000.00	1,021.93	2.97	0.59
I-3	1,000.00	1,048.30	3.26	1,000.00	1,021.68	3.22	0.64
Administrative Class	1,000.00	1,047.80	3.77	1,000.00	1,021.18	3.72	0.74
Class A	1,000.00	1,047.00	4.53	1,000.00	1,020.44	4.47	0.89
Class C	1,000.00	1,044.40	7.07	1,000.00	1,017.95	6.97	1.39
Class R	1,000.00	1,045.70	5.80	1,000.00	1,019.19	5.72	1.14

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO REAL RETURN FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	11

Financial Highlights PIMCO Real Return Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2024	$10.25	$0.33	$(0.23)	$0.10	$(0.25)	$0.00	$(0.07)	$(0.32)

03/31/2023	11.78	0.66	(1.40)	(0.74)	(0.75)	(0.04)	0.00	(0.79)

03/31/2022	12.06	0.75	(0.28)	0.47	(0.75)	0.00	0.00	(0.75)

03/31/2021	11.29	0.17	0.93	1.10	(0.33)	0.00	0.00	(0.33)

03/31/2020	10.91	0.29	0.32	0.61	(0.23)	0.00	0.00	(0.23)

I-2

03/31/2024	10.25	0.33	(0.24)	0.09	(0.24)	0.00	(0.07)	(0.31)

03/31/2023	11.78	0.70	(1.45)	(0.75)	(0.74)	(0.04)	0.00	(0.78)

03/31/2022	12.06	0.74	(0.28)	0.46	(0.74)	0.00	0.00	(0.74)

03/31/2021	11.29	0.16	0.93	1.09	(0.32)	0.00	0.00	(0.32)

03/31/2020	10.91	0.28	0.32	0.60	(0.22)	0.00	0.00	(0.22)

I-3

03/31/2024	10.25	0.31	(0.23)	0.08	(0.23)	0.00	(0.07)	(0.30)

03/31/2023	11.78	0.67	(1.43)	(0.76)	(0.73)	(0.04)	0.00	(0.77)

03/31/2022	12.06	0.72	(0.27)	0.45	(0.73)	0.00	0.00	(0.73)

03/31/2021	11.29	0.18	0.90	1.08	(0.31)	0.00	0.00	(0.31)

03/31/2020	10.91	0.42	0.17	0.59	(0.21)	0.00	0.00	(0.21)

Administrative Class

03/31/2024	10.25	0.29	(0.22)	0.07	(0.22)	0.00	(0.07)	(0.29)

03/31/2023	11.78	0.65	(1.42)	(0.77)	(0.72)	(0.04)	0.00	(0.76)

03/31/2022	12.06	0.77	(0.33)	0.44	(0.72)	0.00	0.00	(0.72)

03/31/2021	11.29	0.15	0.92	1.07	(0.30)	0.00	0.00	(0.30)

03/31/2020	10.91	0.26	0.32	0.58	(0.20)	0.00	0.00	(0.20)

Class A

03/31/2024	10.25	0.29	(0.23)	0.06	(0.21)	0.00	(0.07)	(0.28)

03/31/2023	11.78	0.64	(1.43)	(0.79)	(0.70)	(0.04)	0.00	(0.74)

03/31/2022	12.06	0.70	(0.28)	0.42	(0.70)	0.00	0.00	(0.70)

03/31/2021	11.29	0.12	0.93	1.05	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.91	0.24	0.32	0.56	(0.18)	0.00	0.00	(0.18)

Class C

03/31/2024	10.25	0.25	(0.24)	0.01	(0.16)	0.00	(0.07)	(0.23)

03/31/2023	11.78	0.59	(1.43)	(0.84)	(0.65)	(0.04)	0.00	(0.69)

03/31/2022	12.06	0.64	(0.28)	0.36	(0.64)	0.00	0.00	(0.64)

03/31/2021	11.29	0.03	0.96	0.99	(0.22)	0.00	0.00	(0.22)

03/31/2020	10.91	0.22	0.29	0.51	(0.13)	0.00	0.00	(0.13)

12	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.03	1.05%	$5,652,426	0.50%	0.50%	0.45%	0.45%	3.33%	134%

10.25	(6.38)	6,773,169	0.67	0.67	0.45	0.45	6.24	71

11.78	3.86	7,725,995	0.47	0.47	0.45	0.45	6.18	104

12.06	9.75	7,164,153	0.47	0.47	0.45	0.45	1.42	225

11.29	5.61	5,522,909	0.53	0.53	0.45	0.45	2.57	314

10.03	0.95	679,467	0.60	0.60	0.55	0.55	3.31	134

10.25	(6.48)	1,085,452	0.77	0.77	0.55	0.55	6.59	71

11.78	3.75	1,693,296	0.57	0.57	0.55	0.55	6.03	104

12.06	9.64	1,202,563	0.57	0.57	0.55	0.55	1.34	225

11.29	5.51	935,442	0.63	0.63	0.55	0.55	2.52	314

10.03	0.90	23,312	0.65	0.70	0.60	0.65	3.15	134

10.25	(6.52)	36,048	0.82	0.87	0.60	0.65	6.32	71

11.78	3.70	47,216	0.62	0.67	0.60	0.65	5.90	104

12.06	9.58	27,902	0.62	0.67	0.60	0.65	1.47	225

11.29	5.46	10,697	0.68	0.73	0.60	0.65	3.82	314

10.03	0.80	366,693	0.75	0.75	0.70	0.70	2.89	134

10.25	(6.62)	316,258	0.92	0.92	0.70	0.70	6.17	71

11.78	3.60	382,874	0.72	0.72	0.70	0.70	6.29	104

12.06	9.47	836,823	0.72	0.72	0.70	0.70	1.24	225

11.29	5.35	294,894	0.78	0.78	0.70	0.70	2.37	314

10.03	0.65	1,116,152	0.90	0.90	0.85	0.85	2.94	134

10.25	(6.76)	1,424,744	1.07	1.07	0.85	0.85	6.09	71

11.78	3.44	1,825,061	0.87	0.87	0.85	0.85	5.76	104

12.06	9.31	1,794,767	0.87	0.87	0.85	0.85	0.97	225

11.29	5.19	1,840,709	0.93	0.93	0.85	0.85	2.19	314

10.03	0.15	53,255	1.40	1.40	1.35	1.35	2.57	134

10.25	(7.23)	94,406	1.57	1.57	1.35	1.35	5.61	71

11.78	2.93	123,275	1.37	1.37	1.35	1.35	5.22	104

12.06	8.75	74,017	1.37	1.37	1.35	1.35	0.21	225

11.29	4.67	137,907	1.43	1.43	1.35	1.35	1.95	314

ANNUAL REPORT	MARCH 31, 2024	13

Financial Highlights PIMCO Real Return Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2024	$10.25	$0.26	$(0.22)	$0.04	$(0.19)	$0.00	$(0.07)	$(0.26)

03/31/2023	11.78	0.60	(1.41)	(0.81)	(0.68)	(0.04)	0.00	(0.72)

03/31/2022	12.06	0.67	(0.28)	0.39	(0.67)	0.00	0.00	(0.67)

03/31/2021	11.29	0.09	0.93	1.02	(0.25)	0.00	0.00	(0.25)

03/31/2020	10.91	0.22	0.32	0.54	(0.16)	0.00	0.00	(0.16)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

14	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.03	0.40%	$178,173	1.15%	1.15%	1.10%	1.10%	2.67%	134%

10.25	(6.99)	211,686	1.32	1.32	1.10	1.10	5.71	71

11.78	3.19	247,703	1.12	1.12	1.10	1.10	5.51	104

12.06	9.04	241,998	1.12	1.12	1.10	1.10	0.73	225

11.29	4.93	226,195	1.18	1.18	1.10	1.10	1.96	314

ANNUAL REPORT	MARCH 31, 2024	15

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$9,306,638
Investments in Affiliates	11,268

Financial Derivative Instruments
Exchange-traded or centrally cleared	11,811
Over the counter	16,679
Cash	28
Deposits with counterparty	4,319
Foreign currency, at value	3,753
Receivable for investments sold	6,343
Receivable for investments sold on a delayed-delivery basis	6,650
Receivable for TBA investments sold	739,503
Receivable for Fund shares sold	5,353
Interest and/or dividends receivable	29,902
Dividends receivable from Affiliates	259
Reimbursement receivable from PIMCO	1

Total Assets	10,142,507

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$53,636
Payable for short sales	62,232

Financial Derivative Instruments
Exchange-traded or centrally cleared	11,194
Over the counter	14,135
Payable for investments purchased	27,268
Payable for investments in Affiliates purchased	271
Payable for TBA investments purchased	1,875,776
Deposits from counterparty	12,158
Payable for Fund shares redeemed	11,580
Distributions payable	1,039
Accrued investment advisory fees	1,712
Accrued supervisory and administrative fees	1,603
Accrued distribution fees	139
Accrued servicing fees	286

Total Liabilities	2,073,029

Commitments and Contingent Liabilities^

Net Assets	$8,069,478

Net Assets Consist of:

Paid in capital	$9,580,091
Distributable earnings (accumulated loss)	(1,510,613)
Net Assets	$8,069,478

Cost of investments in securities	$10,211,331
Cost of investments in Affiliates	$11,269
Cost of foreign currency held	$9,288
Proceeds received on short sales	$61,791
Cost or premiums of financial derivative instruments, net	$(6,240)

* Includes repurchase agreements of:	$3,467

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

16	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2024

Net Assets:

Institutional Class	$5,652,426
I-2	679,467
I-3	23,312
Administrative Class	366,693
Class A	1,116,152
Class C	53,255
Class R	178,173

Shares Issued and Outstanding:

Institutional Class	563,647
I-2	67,754
I-3	2,325
Administrative Class	36,566
Class A	111,300
Class C	5,310
Class R	17,767

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.03
I-2	10.03
I-3	10.03
Administrative Class	10.03
Class A	10.03
Class C	10.03
Class R	10.03

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2024	17

Statement of Operations PIMCO Real Return Fund

Year Ended March 31, 2024
(Amounts in thousands†)

Investment Income:

Interest	$331,430
Dividends from Investments in Affiliates	3,088
Miscellaneous income	640
Total Income	335,158

Expenses:

Investment advisory fees	21,840
Supervisory and administrative fees	20,644
Distribution and/or servicing fees - Administrative Class	809
Distribution and/or servicing fees - Class A	3,094
Distribution and/or servicing fees - Class C	548
Distribution and/or servicing fees - Class R	949
Trustee fees	61
Interest expense	4,405
Miscellaneous expense	3
Total Expenses	52,353
Waiver and/or Reimbursement by PIMCO	(15)
Net Expenses	52,338

Net Investment Income (Loss)	282,820

Net Realized Gain (Loss):

Investments in securities	(274,206)
Exchange-traded or centrally cleared financial derivative instruments	(85,679)
Over the counter financial derivative instruments	(30,750)
Short sales	(313)
Foreign currency	(8,092)

Net Realized Gain (Loss)	(399,040)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(47,191)
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	177,819
Over the counter financial derivative instruments	25,912
Short sales	(409)
Foreign currency assets and liabilities	(1,797)

Net Change in Unrealized Appreciation (Depreciation)	154,335

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,115

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$282,820	$665,610
Net realized gain (loss)	(399,040)	(9,327)
Net change in unrealized appreciation (depreciation)	154,335	(1,411,915)

Net Increase (Decrease) in Net Assets Resulting from Operations	38,115	(755,632)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(153,763)	(516,401)
I-2	(21,912)	(101,474)
I-3	(719)	(3,120)
Administrative Class	(6,836)	(24,391)
Class A	(26,836)	(112,484)
Class C	(1,315)	(7,136)
Class R	(3,589)	(15,127)

Tax basis return of capital
Institutional Class	(45,514)	0
I-2	(6,510)	0
I-3	(224)	0
Administrative Class	(2,448)	0
Class A	(9,354)	0
Class C	(552)	0
Class R	(1,435)	0

Total Distributions(a)	(281,007)	(780,133)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,629,393)	(567,892)

Total Increase (Decrease) in Net Assets	(1,872,285)	(2,103,657)

Net Assets:

Beginning of year	9,941,763	12,045,420
End of year	$8,069,478	$9,941,763

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	19

Schedule of Investments PIMCO Real Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.3%

CORPORATE BONDS & NOTES 0.4%

BANKING & FINANCE 0.4%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$143	$127

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	356	41
1.000% due 10/01/2050		16,739	1,881
1.500% due 10/01/2053		97,990	10,920
2.500% due 10/01/2047		7	1

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(e)(f)	EUR	700	744

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2053	DKK	13	1
1.500% due 10/01/2053		19,297	2,032
2.000% due 10/01/2053		8,893	1,059
2.500% due 10/01/2047		3	0

Nykredit Realkredit AS
1.000% due 10/01/2053		33	3
1.500% due 10/01/2052		72,730	8,485
1.500% due 10/01/2053		2,492	250
2.500% due 10/01/2047		19	3

Realkredit Danmark AS
1.000% due 10/01/2053		3	0
1.500% due 10/01/2053		18,882	2,204
2.500% due 04/01/2047		8	1

UBS Group AG
0.650% due 01/14/2028 •	EUR	600	595
1.000% due 06/24/2027 •		500	508
2.125% due 11/15/2029 •	GBP	100	112
2.875% due 04/02/2032 •	EUR	100	101
4.932% (EUR003M + 1.000%) due 01/16/2026 ~		1,240	1,344
7.000% due 09/30/2027 •	GBP	300	394
7.750% due 03/01/2029 •	EUR	1,000	1,232

			32,038

INDUSTRIALS 0.0%

VMware, Inc.
3.900% due 08/21/2027		$1,900	1,820

UTILITIES 0.0%

Eversource Energy
2.900% due 10/01/2024		300	296

Total Corporate Bonds & Notes (Cost $43,643)			34,154

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 14.8%

Fannie Mae
3.525% due 02/01/2032 •	$3	$3
3.840% due 11/01/2033 •	13	12
3.884% due 02/01/2034 •	4	4
3.893% due 10/01/2033 •	2	2
5.116% due 12/01/2036 •	4	3
5.496% due 12/25/2036 •	33	32
5.547% due 04/01/2033 •	57	58
5.691% due 09/01/2034 •	3	3
5.692% due 07/25/2037 •	113	110
5.750% due 05/25/2035 ~	4	4
5.765% due 03/25/2036 •	41	41
5.785% due 07/25/2037 - 05/25/2042 •	70	70
5.850% due 05/01/2035 •	1	1
5.875% due 05/25/2036 •	18	18
5.880% due 02/25/2037 •	93	91
6.280% due 06/01/2043 •	9	9
6.281% due 09/01/2044 - 10/01/2044 •	255	254
6.500% due 06/25/2028	5	5
6.890% due 04/01/2032 •	5	5
7.191% due 04/01/2027 •	3	3

Freddie Mac
5.287% due 06/01/2033 •	40	39
5.704% due 08/25/2031 •	60	61
5.715% due 09/25/2031 •	137	138
5.771% due 09/01/2036 •	11	11
5.783% due 01/15/2047 •	2,249	2,197
5.888% due 10/01/2036 •	15	15
6.289% due 02/25/2045 •	266	255
6.301% due 01/01/2034 •	35	35
6.338% due 01/01/2034 •	123	122
6.489% due 07/25/2044 •	51	48
6.500% due 01/25/2028	2	2
7.000% due 10/15/2030	7	7
7.611% due 07/01/2036 •	34	34

Ginnie Mae
3.625% due 07/20/2035 •	5	5
3.750% due 12/20/2035 •	141	139
6.219% due 10/20/2072 •	13,295	13,332
6.246% due 08/20/2068 •	8,974	8,842
6.259% due 01/20/2060 •	3,662	3,672

Ginnie Mae, TBA
3.500% due 04/01/2054	233,500	212,493

Uniform Mortgage-Backed Security
4.000% due 08/01/2038 - 04/01/2050	31,312	29,559
4.500% due 07/01/2052 - 10/01/2052	3,917	3,732

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054	258,330	239,355

20	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/01/2054 - 05/01/2054	$380,200	$362,167
5.500% due 04/01/2054 - 05/01/2054	64,300	63,986
6.000% due 05/01/2054	189,600	191,304
6.500% due 04/01/2054	63,600	64,985

Total U.S. Government Agencies (Cost $1,201,950)		1,197,263

U.S. TREASURY OBLIGATIONS 79.9%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2025 (j)	96,340	93,963
0.125% due 10/15/2025 (l)	130,133	126,321
0.125% due 04/15/2026 (h)(j)	93,693	89,747
0.125% due 07/15/2026	133,424	127,904
0.125% due 10/15/2026	54,167	51,684
0.125% due 04/15/2027	64,436	60,726
0.125% due 01/15/2030	336,547	304,772
0.125% due 07/15/2030	355,497	320,400
0.125% due 01/15/2031	315,470	280,796
0.125% due 07/15/2031	431,422	381,870
0.125% due 01/15/2032	242,561	212,020
0.125% due 02/15/2051	115,013	68,861
0.125% due 02/15/2052	54,168	31,940
0.250% due 01/15/2025	130,191	127,976
0.250% due 07/15/2029	323,718	298,601
0.250% due 02/15/2050	98,891	62,531
0.375% due 07/15/2025 (j)	64,075	62,684
0.375% due 01/15/2027	70,651	67,406
0.375% due 07/15/2027	52,995	50,438
0.500% due 01/15/2028 (j)	179,096	169,513
0.625% due 01/15/2026 (j)(l)	33,560	32,600
0.625% due 07/15/2032	362,013	328,447
0.625% due 02/15/2043	75,942	58,386
0.750% due 07/15/2028	28	27
0.750% due 02/15/2042	182,927	146,176
0.750% due 02/15/2045	171,662	131,917
0.875% due 01/15/2029	77,759	74,154
0.875% due 02/15/2047	179,492	138,578
1.000% due 02/15/2046	203,926	163,471
1.000% due 02/15/2048	63,148	49,793
1.000% due 02/15/2049	43,270	33,945
1.250% due 04/15/2028	87,590	85,109
1.375% due 07/15/2033	155,955	149,760
1.375% due 02/15/2044	258,324	226,839
1.500% due 02/15/2053 (l)	11,100	9,701
1.625% due 10/15/2027 (j)	70,265	69,605
1.750% due 01/15/2028	281,224	278,977
1.750% due 01/15/2034	54,371	53,710
2.000% due 01/15/2026	159,582	158,882
2.125% due 02/15/2040	82,578	83,674
2.125% due 02/15/2041	92,616	93,921
2.125% due 02/15/2054	41,296	41,792
2.375% due 01/15/2025	212,631	212,438
2.375% due 01/15/2027 (j)	2,640	2,662

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 10/15/2028	$176,888	$181,041
2.500% due 01/15/2029	35,441	36,424
3.375% due 04/15/2032 (l)	13,551	15,020
3.625% due 04/15/2028	284,200	302,281
3.875% due 04/15/2029	268,416	293,607

Total U.S. Treasury Obligations (Cost $7,230,739)		6,443,090

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%

Adjustable Rate Mortgage Trust
4.540% due 10/25/2035 ~	94	88
6.555% due 08/25/2035 «~	60	57

Alliance Bancorp Trust
5.924% due 07/25/2037 •	3,172	2,666

American Home Mortgage Assets Trust
5.634% due 05/25/2046 •	220	184
5.654% due 10/25/2046 •	4,143	2,187

Banc of America Funding Trust
4.346% due 01/20/2047 ~	2,438	2,034
5.214% due 01/20/2047 ~	82	70
6.253% due 10/25/2036 þ	80	68
6.337% due 01/25/2037 þ	82	73
6.388% due 04/25/2037 þ	63	53

Banc of America Mortgage Trust
5.141% due 07/25/2035 ~	104	96
5.212% due 11/25/2035 «~	239	209

BCAP LLC Trust
4.519% due 04/26/2036 ~	1,170	1,001
5.784% due 01/25/2037 •	709	633

Bear Stearns Adjustable Rate Mortgage Trust
4.232% due 05/25/2047 ~	372	330
4.300% due 07/25/2036 ~	481	421
4.781% due 02/25/2036 ~	70	60
5.003% due 11/25/2030 ~	27	25
5.423% due 11/25/2034 «~	21	19
5.541% due 02/25/2034 ~	196	178
5.711% due 01/25/2034 ~	71	68
5.800% due 10/25/2035 ~	166	158
5.894% due 01/25/2034 ~	224	220

Bear Stearns ALT-A Trust
4.172% due 08/25/2036 ~	325	219
4.207% due 09/25/2047 ~	2,699	1,286
4.333% due 11/25/2036 ~	524	291
4.334% due 08/25/2036 ~	200	130
4.870% due 09/25/2035 ~	36	21
5.138% due 05/25/2035 ~	18	17

Beast Mortgage Trust
6.626% due 02/15/2037 •	3,200	2,834

Chase Mortgage Finance Trust
4.734% due 12/25/2035 ~	61	56
5.187% due 02/25/2037 «~	26	25
5.769% due 02/25/2037 «~	10	10

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	21

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ChaseFlex Trust
5.944% due 06/25/2035 •	$171	$75

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.624% due 07/25/2036 •	133	119

CIM Trust
6.435% due 02/25/2049 •	109	106

Citigroup Global Markets Mortgage Securities
6.500% due 09/25/2033 «	135	81

Citigroup Mortgage Loan Trust
4.496% due 09/25/2037 ~	125	111
4.868% due 07/25/2046 ~	348	310
6.242% due 03/25/2034 ~	34	30
6.440% due 09/25/2035 «•	27	26
6.980% due 05/25/2035 •	28	27

Countrywide Alternative Loan Trust
4.774% due 02/25/2037 ~	1,065	915
5.000% due 07/25/2035	79	44
5.500% due 10/25/2035 •	66	45
5.500% due 11/25/2035	16	13
5.623% due 02/20/2047 •	41	31
5.638% due 12/20/2046 •	2,343	2,009
5.653% due 07/20/2046 •	2,097	1,680
5.750% due 05/25/2036	962	383
5.863% due 03/20/2046 •	95	79
6.000% due 01/25/2037	2,937	1,546
6.000% due 02/25/2037	59	25
6.000% due 04/25/2037	957	795
6.083% due 11/20/2035 •	193	178
6.089% due 12/25/2035 •	384	314
6.500% due 08/25/2032 «	19	19

Countrywide Home Loan Mortgage Pass-Through Trust
4.325% due 02/25/2047 ~	96	81
4.447% due 11/25/2037 ~	957	874
4.453% due 03/25/2037 ~	78	66
4.706% due 11/25/2034 ~	4	4
4.778% due 10/20/2035 ~	8,698	8,303
4.871% due 04/25/2035 «~	34	26
5.500% due 11/25/2035	71	40
5.500% due 04/25/2038 «	73	70
6.000% due 04/25/2036	1,137	565
6.000% due 03/25/2037	3,460	1,634
6.024% due 04/25/2035 •	184	168
6.084% due 03/25/2035 •	5	4
7.499% due 01/20/2035 «~	17	16

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.737% due 07/25/2033 «~	1	1

Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.841% due 10/25/2066 ~	7,552	6,583
6.079% due 04/25/2037 þ	346	95

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Alternative Mortgage Securities Trust
5.820% due 09/25/2034 «~		$24	$23
6.000% due 02/25/2037		659	267
6.250% due 08/25/2037		145	59
6.900% due 06/25/2034 ~		148	138

First Horizon Mortgage Pass-Through Trust
5.462% due 08/25/2035 ~		203	141

Ginnie Mae
6.419% due 05/20/2073 •		2,138	2,170

Great Hall Mortgages PLC
5.472% due 03/18/2039 •	GBP	47	59
5.492% due 06/18/2038 •		10	12

GreenPoint Mortgage Funding Trust
5.884% due 06/25/2045 •		$189	170

Grifonas Finance PLC
4.181% due 08/28/2039 •	EUR	79	83

GS Mortgage Securities Corp. Trust
8.726% due 08/15/2039 •		$1,900	1,912

GSR Mortgage Loan Trust
4.340% due 04/25/2035 «~		20	18
4.437% due 11/25/2035 ~		12	11
4.562% due 07/25/2035 ~		49	44
4.571% due 11/25/2035 ~		244	202
4.704% due 11/25/2035 «~		60	56

HarborView Mortgage Loan Trust
4.904% due 01/19/2035 «~		135	120
5.821% due 09/19/2037 •		127	106
5.881% due 05/19/2035 •		3	3
5.921% due 03/19/2036 •		364	334
5.941% due 01/19/2036 •		962	585
6.024% due 04/19/2034 «~		47	42
6.061% due 11/19/2035 •		241	161
6.123% due 06/20/2035 •		131	121

HomeBanc Mortgage Trust
4.125% due 04/25/2037 ~		406	356

IndyMac INDA Mortgage Loan Trust
3.370% due 11/25/2035 ~		120	90
3.600% due 08/25/2036 ~		244	189
4.799% due 11/25/2035 «~		2	2
6.044% due 11/25/2035 •		117	71

IndyMac INDX Mortgage Loan Trust
3.076% due 01/25/2036 «~		34	29
3.388% due 06/25/2036 ~		141	116
3.709% due 10/25/2035 ~		88	70
3.780% due 08/25/2035 ~		175	129
4.691% due 12/25/2034 ~		33	31
5.141% due 10/25/2034 ~		222	210
5.684% due 07/25/2036 •		493	477
5.744% due 06/25/2037 •		256	92
5.844% due 06/25/2046 •		860	671
6.004% due 07/25/2035 •		209	148

JP Morgan Alternative Loan Trust
5.904% due 03/25/2036 •		793	725

22	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.904% due 12/25/2036 •	$10,289	$9,123
6.000% due 12/27/2036	105	55

JP Morgan Chase Commercial Mortgage Securities Trust
6.823% due 12/15/2031 •	1,744	1,476

JP Morgan Mortgage Trust
4.721% due 08/25/2035 ~	51	50
4.736% due 10/25/2035 «~	52	39
4.896% due 07/25/2035 ~	39	36
4.995% due 06/25/2036 ~	13	9
5.003% due 11/25/2035 ~	95	76
5.147% due 04/25/2035 «~	1	1
5.529% due 07/25/2035 «~	14	13
5.656% due 07/25/2035 «~	9	9
5.817% due 08/25/2035 ~	95	89

Lehman XS Trust
5.804% due 12/25/2036 •	785	741
5.944% due 08/25/2037 •	1,714	1,583

Luminent Mortgage Trust
5.804% due 12/25/2036 •	187	171

MASTR Adjustable Rate Mortgages Trust
4.504% due 12/25/2033 «~	154	135
4.556% due 12/25/2033 «~	4	4
5.371% due 11/21/2034 ~	93	87
5.654% due 04/25/2046 •	667	577

MASTR Alternative Loan Trust
5.844% due 03/25/2036 •	916	98

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
6.140% due 11/15/2031 •	19	18
6.180% due 09/15/2030 «•	7	7

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.880% due 12/15/2030 •	33	31
5.920% due 06/15/2030 •	16	15
6.020% due 10/20/2029 •	18	18
6.300% due 08/15/2032 •	45	42

Merrill Lynch Mortgage Investors Trust
4.792% due 09/25/2035 ~	54	43
5.055% due 06/25/2037 ~	115	105
5.124% due 12/25/2034 ~	111	104
5.446% due 02/25/2035 «~	116	105
5.516% due 02/25/2034 ~	393	356
5.752% due 05/25/2036 «~	32	29
5.854% due 02/25/2033 ~	282	258
5.944% due 11/25/2035 •	127	119
6.174% due 03/25/2030 «•	10	8
6.374% due 11/25/2029 «•	3	3

Morgan Stanley Mortgage Loan Trust
6.201% due 02/25/2047 þ	175	62

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	15,499	14,617
4.500% due 05/25/2058 ~	2,204	2,124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Mortgage Trust
4.967% due 05/25/2036 ~		$57	$48

Nomura Asset Acceptance Corp. Alternative Loan Trust
6.320% due 03/25/2047 þ		172	163
6.638% due 03/25/2047 «þ		160	147
7.300% due 02/25/2036 «~		47	37

Residential Accredit Loans, Inc. Trust
5.624% due 06/25/2046 •		2,476	583
5.735% due 08/25/2035 •		37	28
6.004% due 12/25/2045 •		625	471
6.009% due 10/25/2037 ~		2,794	2,321
6.449% due 09/25/2045 •		68	60

Residential Asset Securitization Trust
5.500% due 06/25/2033 «		41	38
5.500% due 05/25/2035 •		4,067	2,564
5.844% due 01/25/2046 •		55	16
6.500% due 06/25/2037		1,798	402

Residential Mortgage Securities PLC
6.473% due 06/20/2070 •	GBP	7,610	9,621

Sequoia Mortgage Trust
5.843% due 07/20/2036 •		$302	261
6.141% due 10/19/2026 «•		7	7
6.203% due 10/20/2027 «•		8	8
6.243% due 10/20/2027 «•		10	10
6.343% due 12/20/2032 •		15	14
6.417% due 05/20/2034 «•		35	34

Structured Adjustable Rate Mortgage Loan Trust
4.016% due 11/25/2035 «~		38	33
4.201% due 09/25/2036 ~		295	202
4.728% due 08/25/2035 ~		43	37
5.145% due 09/25/2035 ~		130	114
5.764% due 10/25/2035 •		277	253
6.489% due 01/25/2035 •		11	9
7.020% due 02/25/2034 ~		61	58
7.020% due 02/25/2034 «~		1	1
7.215% due 10/25/2037 •		149	134

Structured Asset Mortgage Investments Trust
5.704% due 03/25/2037 •		64	24
5.864% due 04/25/2036 •		181	156
5.864% due 05/25/2036 •		1,301	837
5.904% due 02/25/2036 •		129	101
5.941% due 07/19/2035 •		263	247
6.064% due 12/25/2035 •		109	87
6.101% due 09/19/2032 •		30	28
6.101% due 10/19/2034 •		19	18
6.141% due 03/19/2034 «•		58	52

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
7.869% due 01/25/2034 «~		1	1

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 þ		1,230	32

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	10,323	13,034

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
3.312% due 05/25/2037 ~		$821	$632
3.393% due 04/25/2037 ~		442	382
3.730% due 01/25/2037 ~		637	535
4.174% due 02/25/2037 ~		178	148
4.279% due 12/25/2036 ~		433	384
4.371% due 08/25/2036 ~		65	57
4.397% due 02/27/2034 •		229	215
4.399% due 12/25/2046 •		953	769
4.441% due 02/25/2037 ~		858	733
4.720% due 12/25/2035 ~		112	99
4.721% due 09/25/2035 «~		92	81
4.810% due 06/25/2033 «~		115	111
4.865% due 12/25/2035 «~		14	12
4.893% due 12/25/2035 ~		808	714
5.148% due 03/25/2035 «~		27	26
5.789% due 03/25/2047 •		2,188	1,801
5.859% due 05/25/2047 •		349	280
6.024% due 07/25/2045 •		12	11
6.048% due 03/25/2034 ~		23	23
6.069% due 06/25/2046 •		36	32
6.089% due 02/25/2046 •		274	240
6.124% due 01/25/2045 •		346	330
6.244% due 10/25/2044 •		117	107
6.289% due 11/25/2042 •		12	11
6.489% due 06/25/2042 •		26	23
6.544% due 07/25/2044 «•		451	410

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 06/25/2037		3,987	2,952
6.059% due 05/25/2046 •		719	519
6.500% due 08/25/2035 «		159	125

Wells Fargo Mortgage-Backed Securities Trust
5.880% due 12/28/2037 ~		1,320	1,137
6.185% due 04/25/2036 ~		311	291
6.478% due 10/25/2036 ~		9	9

Total Non-Agency Mortgage-Backed Securities (Cost $146,580)			131,447

ASSET-BACKED SECURITIES 9.8%

522 Funding CLO Ltd.
6.619% due 10/20/2031 •		8,041	8,062

ABFC Trust
6.144% due 06/25/2034 •		2,025	1,968

ACAS CLO Ltd.
6.450% due 10/18/2028 •		2,876	2,881

Adagio CLO DAC
4.662% due 10/15/2031 •	EUR	1,788	1,917
4.872% due 04/15/2032 •		2,700	2,894

Aegis Asset-Backed Securities Trust
6.089% due 12/25/2035 •		$2,056	1,875

Allegro CLO Ltd.
6.741% due 10/16/2031 •		2,718	2,720

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •		$2,550	$2,556
6.616% due 04/25/2031 •		3,061	3,063

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.374% due 05/25/2035 •		537	530

Anchorage Capital CLO Ltd.
0.000% due 04/22/2034 •(a)		4,800	4,800
6.626% due 07/15/2030 •		3,993	3,992
6.716% due 07/15/2032 •		400	400
6.719% due 07/22/2032 •		1,000	1,000

Apidos CLO
6.460% due 07/18/2029 •		2,418	2,423
6.508% due 07/17/2030 •		7,481	7,498
6.529% due 10/20/2030 •		1,196	1,199

Aqueduct European CLO DAC
4.610% due 07/20/2030 •	EUR	718	775
4.852% due 07/15/2032 •		2,000	2,145

Arbor Realty Commercial Real Estate Notes Ltd.
6.769% due 01/15/2037 •		$6,100	6,076

Ares CLO Ltd.
6.610% due 04/18/2031 •		800	801
6.626% due 01/15/2032 •		4,000	4,001
6.629% due 04/22/2031 •		1,800	1,804

Ares European CLO DAC
4.552% due 04/15/2030 •	EUR	3,732	4,015
4.722% due 10/15/2031 •		5,326	5,717

Argent Mortgage Loan Trust
5.924% due 05/25/2035 •		$1,201	1,057

Argent Securities Trust
5.744% due 07/25/2036 •		2,622	2,241
5.764% due 05/25/2036 •		1,110	273

Armada Euro CLO DAC
4.662% due 07/15/2031 •	EUR	2,909	3,128

Atlas Senior Loan Fund Ltd.
6.666% due 01/15/2031 •		$873	873

Barings CLO Ltd.
6.526% due 04/15/2031 •		23,033	23,044
6.569% due 01/20/2031 •		2,917	2,923
6.649% due 01/20/2032 •		3,370	3,376

Bastille Euro CLO DAC
5.092% due 01/15/2034 •	EUR	1,000	1,079

BDS Ltd.
7.126% due 03/19/2039 •		$6,100	6,077

Benefit Street Partners CLO Ltd.
6.526% due 10/15/2030 •		4,652	4,652
6.608% due 01/17/2032 •		3,050	3,051
6.656% due 07/15/2032 •		800	800

Birch Grove CLO Ltd.
6.721% due 06/15/2031 •		3,601	3,612

Black Diamond CLO DAC
4.830% due 01/20/2032 •	EUR	632	681

24	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Blackrock European CLO DAC
4.562% due 10/15/2031 •	EUR	9,128	$9,789
4.792% due 07/15/2030 •		4,792	5,157
4.840% due 12/15/2032 •		2,400	2,574

BlueMountain CLO Ltd.
6.515% due 10/25/2030 •		$3,700	3,700
6.656% due 07/15/2031 •		4,982	4,986

BlueMountain Fuji EUR CLO DAC
4.852% due 01/15/2033 •	EUR	900	968

Bosphorus CLO DAC
4.950% due 12/12/2032 •		2,750	2,971

Cairn CLO DAC
4.722% due 10/15/2031 •		4,296	4,601

Capital Four U.S. CLO Ltd.
7.494% due 01/20/2037 •		$5,800	5,844

Carlyle Global Market Strategies CLO Ltd.
0.000% due 07/20/2032 •(a)		2,500	2,500
6.518% due 08/14/2030 •		5,335	5,347
6.548% due 04/17/2031 •		841	841
6.631% due 07/27/2031 •		1,709	1,709
6.659% due 04/22/2032 •		2,000	2,004
6.919% due 07/20/2032 •		1,000	999

Carlyle Global Market Strategies Euro CLO DAC
4.651% due 11/15/2031 •	EUR	6,645	7,124

Carlyle U.S. CLO Ltd.
6.579% due 04/20/2031 •		$4,247	4,256
6.756% due 01/15/2030 •		1,908	1,912

Carrington Mortgage Loan Trust
5.924% due 06/25/2036 •		3,966	3,774
6.044% due 01/25/2036 •		1,516	1,457

Catamaran CLO Ltd.
6.679% due 04/22/2030 •		5,934	5,949

CBAM Ltd.
6.598% due 04/17/2031 •		904	905
6.699% due 04/20/2032 •		1,500	1,500
6.829% due 07/20/2030 •		1,936	1,940

Cedar Funding CLO Ltd.
6.678% due 07/17/2031 •		2,403	2,409

CIFC European Funding CLO DAC
4.992% due 01/15/2034 •	EUR	2,300	2,469

CIFC Funding Ltd.
6.530% due 10/24/2030 •		$9,598	9,591
6.660% due 07/18/2031 •		1,269	1,272
6.778% due 10/17/2031 •		500	501

CIT Mortgage Loan Trust
6.944% due 10/25/2037 •		11,346	11,284

Citigroup Mortgage Loan Trust
5.904% due 12/25/2036 •		2,778	1,866
5.939% due 10/25/2036 •		17,188	16,620
6.119% due 03/25/2037 •		1,516	1,492

Contego CLO DAC
4.598% due 01/23/2030 •	EUR	3,786	4,068

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
4.394% due 11/25/2034 •		$2,533	$2,123
5.584% due 08/25/2037 •		151	135
5.634% due 11/25/2037 •		6,504	6,039
5.694% due 02/25/2036 •		517	486
5.805% due 04/25/2036 ~		372	324
5.944% due 03/25/2037 •		8,573	8,178
6.184% due 08/25/2047 •		505	483
6.224% due 11/25/2034 •		255	241

CQS U.S. CLO Ltd.
7.168% due 07/20/2031 •		11,363	11,403

Crestline Denali CLO Ltd.
6.609% due 04/20/2030 •		1,451	1,451
6.717% due 10/23/2031 •		924	924

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		158	29

Cumulus Static CLO DAC
0.000% due 11/15/2033 •(a)	EUR	3,500	3,776

CVC Cordatus Loan Fund DAC
4.570% due 09/15/2031 •		674	724
4.592% due 10/15/2031 •		14,843	15,914
4.681% due 08/15/2032 •		563	605

CVC Cordatus Opportunity Loan Fund DAC
5.289% due 08/15/2033 •		4,800	5,173

Denali Capital CLO Ltd.
6.626% due 04/15/2031 •		$1,496	1,497

Dryden CLO Ltd.
6.530% due 04/18/2031 •		1,790	1,794
6.626% due 07/15/2031 •		1,155	1,155

Dryden Euro CLO DAC
4.602% due 04/15/2033 •	EUR	14,686	15,653
4.761% due 05/15/2034 •		9,456	10,146
4.822% due 04/15/2034 •		900	960
4.908% due 01/17/2033 •		1,100	1,180

Dryden Senior Loan Fund
6.479% due 10/19/2029 •		$4,000	4,000
6.596% due 04/15/2029 •		8,991	8,996

Euro-Galaxy CLO DAC
4.565% due 04/24/2034 •	EUR	1,598	1,715

Fidelity Grand Harbour CLO DAC
5.140% due 03/15/2032 •		4,474	4,809

First Franklin Mortgage Loan Trust
5.549% due 10/25/2036 •		$1,226	1,075
6.149% due 11/25/2036 •		11,860	11,309

Fremont Home Loan Trust
5.714% due 10/25/2036 •		1,930	1,694

Gallatin CLO Ltd.
6.666% due 07/15/2031 •		5,828	5,823

GoldenTree Loan Management U.S. CLO Ltd.
6.489% due 11/20/2030 •		1,445	1,446

Golub Capital Partners CLO Ltd.
0.000% due 04/20/2033 •(a)		5,000	5,000

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAA Home Equity Trust
6.720% due 03/25/2046 þ		$1,166	$622

GSAMP Trust
5.584% due 12/25/2036 •		1,717	888
5.814% due 03/25/2047 •		3,000	2,350
6.419% due 03/25/2035 •		2,277	2,102

Halseypoint CLO Ltd.
7.029% due 11/30/2032 •		900	900

Harvest CLO DAC
4.582% due 10/15/2031 •	EUR	1,444	1,549
4.650% due 10/20/2031 •		12,498	13,394
4.672% due 10/15/2030 •		1,150	1,237
4.702% due 07/15/2031 •		2,000	2,143

Home Equity Asset Trust
6.059% due 04/25/2036 •		$710	696
6.119% due 02/25/2036 •		7,860	7,586

HSI Asset Securitization Corp. Trust
5.984% due 02/25/2036 •		1,025	1,002

ICG U.S. CLO Ltd.
6.639% due 04/21/2031 •		568	568

IndyMac INDB Mortgage Loan Trust
5.584% due 07/25/2036 •		3,756	1,193

Invesco Euro CLO DAC
4.592% due 07/15/2031 •	EUR	1,000	1,065
4.862% due 07/15/2032 •		600	645

JP Morgan Mortgage Acquisition Trust
5.654% due 10/25/2036 •		$135	133

Jubilee CLO DAC
4.592% due 04/15/2031 •	EUR	8,300	8,918

KKR CLO Ltd.
6.526% due 07/15/2030 •		$4,067	4,075
6.756% due 01/15/2031 •		2,112	2,116

Laurelin DAC
4.690% due 10/20/2031 •	EUR	3,570	3,837

LCM LP
6.579% due 07/20/2030 •		$2,027	2,028

LCM Ltd.
6.418% due 07/20/2030 •		1,753	1,757

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ~		3,813	3,393

Lehman XS Trust
4.854% due 06/25/2036 þ		3,154	2,947
5.764% due 05/25/2036 •		2,243	1,925
7.744% due 12/25/2037 •		8,808	8,373

LoanCore Issuer Ltd.
6.869% due 01/17/2037 •		11,598	11,498

M360 Ltd.
6.943% due 11/22/2038 •		1,622	1,591

Madison Park Euro Funding DAC
4.762% due 04/15/2032 •	EUR	11,900	12,663
4.822% due 07/15/2035 •		1,331	1,423

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Madison Park Funding Ltd.
0.000% due 07/29/2030 ~		$2,827	$2,829
0.000% due 10/18/2030 «•(a)		2,500	2,502
6.326% due 04/15/2029 •		4,304	4,305
6.556% due 04/25/2029 •		1,378	1,378

Magnetite Ltd.
6.449% due 11/15/2028 •		2,467	2,468

Man GLG Euro CLO DAC
4.601% due 05/15/2031 •	EUR	427	460
4.630% due 12/15/2031 •		7,924	8,517
4.812% due 01/15/2030 •		645	696

Marathon CLO Ltd.
0.000% due 04/15/2032 «•(a)		$1,600	1,601

Marble Point CLO Ltd.
6.616% due 10/15/2030 •		3,582	3,590

Merrill Lynch Mortgage Investors Trust
4.696% due 11/25/2037 •		9,354	3,245
5.604% due 09/25/2037 •		69	14
5.684% due 02/25/2037 •		103	30

MF1 LLC
7.476% due 06/19/2037 •		13,500	13,516

MF1 Ltd.
6.521% due 10/16/2036 •		2,168	2,155
6.541% due 07/16/2036 •		1,742	1,734

MidOcean Credit CLO
6.611% due 01/29/2030 •		1,389	1,389
6.631% due 02/20/2031 •		4,961	4,970

Morgan Stanley ABS Capital, Inc. Trust
5.664% due 10/25/2036 •		1,509	655
5.674% due 10/25/2036 •		113	60
5.784% due 03/25/2037 •		418	181
6.494% due 06/25/2035 •		6,500	5,743

Morgan Stanley Dean Witter Capital, Inc. Trust
6.794% due 02/25/2033 •		233	235

Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ~		101	49
6.000% due 02/25/2037 ~		78	44

Neuberger Berman CLO Ltd.
6.611% due 01/28/2030 •		725	727

New Century Home Equity Loan Trust
6.209% due 02/25/2035 •		677	650

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.879% due 03/25/2036 •		1,336	1,328

NovaStar Mortgage Funding Trust
5.784% due 11/25/2036 •		1,242	388
6.149% due 01/25/2036 •		366	361
6.524% due 06/25/2035 •		523	520

OAK Hill European Credit Partners DAC
4.710% due 10/20/2031 •	EUR	9,950	10,656

Oaktree CLO Ltd.
6.689% due 04/22/2030 •		$3,450	3,452

26	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OCP Euro CLO DAC
4.762% due 01/15/2032 •	EUR	477	$514

Octagon Investment Partners Ltd.
6.568% due 02/14/2031 •		$4,800	4,811

Octagon Loan Funding Ltd.
6.761% due 11/18/2031 •		320	321

Option One Mortgage Loan Trust
5.684% due 04/25/2037 •		6,656	3,256

OSD CLO Ltd.
6.448% due 04/17/2031 •		2,050	2,054

OZLM Ltd.
6.558% due 10/17/2029 •		3,323	3,329
6.739% due 07/20/2032 •		4,600	4,609
6.829% due 10/30/2030 •		2,265	2,269

Palmer Square European Loan Funding DAC
0.000% due 08/15/2033 •(a)	EUR	5,000	5,394
4.992% due 10/15/2031 •		5,024	5,405

Palmer Square Loan Funding Ltd.
6.379% due 07/20/2029 •		$9,266	9,261
6.381% due 05/20/2029 •		163	163

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.179% due 09/25/2035 •		1,716	1,655
6.374% due 05/25/2035 •		8,391	7,611
6.494% due 10/25/2034 •		2,027	1,987
7.169% due 02/25/2035 •		1,636	1,456

Rad CLO Ltd.
6.700% due 07/24/2032 •		2,500	2,502

Regatta Funding Ltd.
6.828% due 10/17/2030 •		8,833	8,853

Renaissance Home Equity Loan Trust
6.544% due 09/25/2037 •		30,323	12,840

Residential Asset Securities Corp. Trust
5.924% due 08/25/2036 •		3,707	3,411

Rockford Tower Europe CLO DAC
0.000% due 04/24/2037 •(a)	EUR	1,100	1,187

Romark CLO Ltd.
6.607% due 10/23/2030 •		$5,166	5,177

Saranac CLO Ltd.
6.717% due 08/13/2031 •		1,311	1,318
6.811% due 11/20/2029 •		632	633

Saxon Asset Securities Trust
0.960% due 05/25/2035 •		341	319
6.164% due 11/25/2037 •		1,915	1,581

Securitized Asset-Backed Receivables LLC Trust
5.764% due 07/25/2036 •		2,999	1,060

Segovia European CLO DAC
4.850% due 07/20/2032 •	EUR	3,898	4,196

SLM Student Loan Trust
6.523% due 07/25/2049 •		$4,161	4,101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sound Point CLO Ltd.
6.477% due 01/23/2029 •		$267	$267
6.566% due 07/25/2030 •		4,337	4,340
6.710% due 04/18/2031 •		2,222	2,224
6.789% due 07/20/2032 •		7,200	7,198

Soundview Home Loan Trust
5.624% due 07/25/2037 •		2,708	2,392

St Paul’s CLO DAC
4.778% due 04/25/2030 •	EUR	3,854	4,141

Starwood Commercial Mortgage Trust
6.520% due 07/15/2038 •		$1,134	1,132

Stratus CLO Ltd.
6.479% due 12/28/2029 •		2,106	2,101
6.529% due 12/29/2029 •		5,529	5,530

Structured Asset Investment Loan Trust
6.149% due 03/25/2034 •		129	128

Structured Asset Securities Corp. Mortgage Loan Trust
5.744% due 04/25/2036 •		18,955	15,808
6.014% due 10/25/2036 •		1,333	1,300
6.940% due 04/25/2035 •		32	32

Toro European CLO DAC
4.682% due 10/15/2030 •	EUR	4,463	4,810

TPG Real Estate Finance Issuer Ltd.
6.969% due 02/15/2039 •		$9,300	9,230

Tralee CLO Ltd.
6.906% due 04/25/2034 •		5,100	5,109

Venture CLO Ltd.
6.456% due 04/15/2027 •		820	820
6.479% due 10/20/2028 •		576	577
6.559% due 09/07/2030 •		4,260	4,257
6.629% due 08/28/2029 •		267	267
6.636% due 07/15/2031 •		1,273	1,274
6.679% due 01/20/2029 •		2,873	2,871

Vibrant CLO Ltd.
6.544% due 06/20/2029 •		8	8
6.619% due 09/15/2030 •		6,293	6,288
6.699% due 07/20/2032 •		500	501

VMC Finance LLC
7.219% due 02/18/2039 •		497	485

Voya CLO Ltd.
0.000% due 07/20/2032 •(a)		500	500
6.460% due 01/18/2029 •		1,411	1,411
6.556% due 06/07/2030 •		767	768
6.636% due 04/15/2031 •		2,576	2,578
6.786% due 10/15/2030 •		2,103	2,107

Wellfleet CLO Ltd.
6.469% due 04/20/2029 •		508	509
6.469% due 07/20/2029 •		833	833
6.749% due 07/20/2032 •		974	975

Wells Fargo Home Equity Asset-Backed Securities Trust
7.844% due 12/25/2034 •		400	394

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wind River CLO Ltd.
6.610% due 07/18/2031 •		$1,371	$1,370
6.656% due 07/15/2031 •		10,300	10,294

Total Asset-Backed Securities (Cost $816,384)			793,785

SOVEREIGN ISSUES 8.6%

Canada Government Bond
4.250% due 12/01/2026 (d)	CAD	37,851	29,863

France Government International Bond
0.100% due 03/01/2026 (d)	EUR	80,376	86,009
0.100% due 07/25/2031 (d)		15,959	16,873
0.100% due 07/25/2038 (d)		115	115
0.250% due 07/25/2024 (d)		58,821	64,093

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (d)		19,763	20,189
1.400% due 05/26/2025 (d)		272,700	291,290
1.800% due 05/15/2036		8,260	8,952

Japan Government International Bond
0.100% due 03/10/2028	JPY	9,626,745	66,773
0.100% due 03/10/2029		15,591,078	108,606

Total Sovereign Issues (Cost $757,788)			692,763

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(e)		6,580,000	6,469

Total Preferred Securities (Cost $6,580)			6,469

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (g) 0.0%
		$3,467

U.S. TREASURY BILLS 0.1%
5.374% due 04/11/2024 - 06/13/2024 (b)(c)(j)(l)	$4,236	4,200

Total Short-Term Instruments (Cost $7,667)		7,667

Total Investments in Securities (Cost $10,211,331)		9,306,638

	SHARES
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%

PIMCO Short-Term Floating NAV Portfolio III	1,158,446	11,268

Total Short-Term Instruments (Cost $11,269)		11,268

Total Investments in Affiliates (Cost $11,269)		11,268

Total Investments 115.5% (Cost $10,222,600)		$9,317,906

Financial Derivative Instruments (i)(k) 0.0% (Cost or Premiums, net $(6,240))		3,161

Other Assets and Liabilities, net (15.5)%		(1,251,589)

Net Assets 100.0%		$8,069,478

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

28	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2024

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Principal amount of security is adjusted for inflation.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$3,467	U.S. Treasury Notes 5.000% due 09/30/2025	$(3,536)	$3,467	$3,468

Total Repurchase Agreements						$(3,536)	$3,467	$3,468

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(0.130)%	01/25/2024	04/25/2024	JPY	(8,119,479)	$(53,636)

Total Reverse Repurchase Agreements						$(53,636)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies 0.0%
Uniform Mortgage-Backed Security, TBA	3.000%	05/01/2054	$300	$(259)	$(258)

U.S. Treasury Obligations (0.8)%
U.S. Treasury Inflation Protected Securities	0.250%	01/15/2025	63,012	(61,532)	(61,974)

Total Short Sales (0.8)%				$(61,791)	$(62,232)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(53,636)	$0	$0	$(53,636)	$56,334	$2,698
FICC	3,468	0	0	0	3,468	(3,536)	(68)

Master Securities Forward Transaction Agreement
JPS	0	0	0	(61,974)	(61,974)	0	(61,974)

Total Borrowings and Other Financing Transactions	$3,468	$(53,636)	$0	$(61,974)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(53,636)	$0	$0	$(53,636)

Total Borrowings	$0	$(53,636)	$0	$0	$(53,636)

Payable for reverse repurchase agreements					$(53,636)

(h)	Securities with an aggregate market value of $56,334 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(47,843) at a weighted average interest rate of 4.059%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

FUTURE STYLED OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - ICE 3-Month Euribor April 2024 Futures	$96.750	04/12/2024	2,945	$7,363	$(1,995)	$(20)

Total Written Options					$(1,995)	$(20)

30	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2024

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2024	1,362	$103,467	$795	$517	$0
Euro-Bobl June Futures	06/2024	98	12,502	50	32	0
Euro-BTP Italy Government Bond June Futures	06/2024	512	65,738	1,141	210	(254)
Euro-Buxl 30-Year Bond June Futures	06/2024	429	62,852	1,291	759	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	6,851	785,189	4,251	92	(30)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	220	28,380	(229)	103	0

				$7,299	$1,713	$(284)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2024	2,329	$(335,136)	$(2,193)	$0	$(1,583)
Euro-OAT France Government 10-Year Bond June Futures	06/2024	255	(35,260)	(360)	41	(127)
Euro-Schatz June Futures	06/2024	7,128	(812,837)	(648)	231	(577)
Gold 100 oz. June Futures	06/2024	155	(34,695)	(619)	0	(398)
Short Italian Bond (BTP) June Futures	06/2024	1,422	(162,433)	(247)	154	(92)
U.S. Treasury 2-Year Note June Futures	06/2024	2,648	(541,475)	(555)	538	0
U.S. Treasury 5-Year Note June Futures	06/2024	13,430	(1,437,220)	296	1,485	(1)
U.S. Treasury 10-Year Note June Futures	06/2024	3,660	(405,517)	(2,457)	286	0
U.S. Treasury Long-Term Bond June Futures	06/2024	4,413	(531,491)	(8,858)	0	(1,103)

				$(15,641)	$2,735	$(3,881)

Total Futures Contracts				$(8,342)	$4,448	$(4,165)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300%	Semi-Annual	03/20/2028	JPY 1,141,690	$(252)	$310	$58	$0	$(4)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.550	Annual	09/14/2028	10,280,000	(119)	(334)	(453)	0	(46)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029	2,225,400	(791)	870	79	0	(11)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	12/15/2031	8,842,000	164	593	757	0	(89)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025	$ 420,210	(1,553)	5,898	4,345	445	0
Receive	1-Day USD-SOFR Compounded-OIS	4.868	Annual	12/22/2025	183,300	(722)	424	(298)	182	0
Receive	1-Day USD-SOFR Compounded-OIS	4.870	Annual	12/22/2025	73,000	(287)	165	(122)	73	0
Receive	1-Day USD-SOFR Compounded-OIS	4.750	Annual	01/18/2026	33,300	(155)	136	(19)	35	0
Receive	1-Day USD-SOFR Compounded-OIS	4.758	Annual	01/18/2026	1,500	(7)	6	(1)	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	4.760%	Annual	01/18/2026	$ 274,600	$(1,277)	$1,069	$(208)	$287	$0
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	03/22/2026	415,750	41	(5,397)	(5,356)	0	(506)
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.800	Annual	04/18/2026	155,900	0	(2,082)	(2,082)	0	(170)
Pay	1-Day USD-SOFR Compounded-OIS	2.300	Semi-Annual	11/15/2028	328,400	(4,335)	(22,625)	(26,960)	0	(595)
Pay	1-Day USD-SOFR Compounded-OIS	2.340	Semi-Annual	11/21/2028	36,820	(464)	(2,479)	(2,943)	0	(67)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.757	Annual	11/15/2033	68,800	0	256	256	44	0
Pay	1-Day USD-SOFR Compounded-OIS	3.085	Annual	02/13/2034	289,450	(2,129)	(16,610)	(18,739)	0	(235)
Receive	1-Day USD-SOFR Compounded-OIS	2.285	Semi-Annual	11/15/2053	42,700	2,682	9,586	12,268	0	(72)
Receive	1-Day USD-SOFR Compounded-OIS	2.237	Semi-Annual	11/21/2053	32,700	2,030	7,634	9,664	0	(54)
Receive	1-Day USD-SOFR Compounded-OIS	2.865	Annual	02/13/2054	144,900	2,987	17,175	20,162	0	(304)
Receive(2)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054	46,700	1,244	(580)	664	0	(96)
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR 22,800	(79)	(273)	(352)	0	(10)
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027	16,500	(81)	(1,273)	(1,354)	10	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027	600	(3)	(47)	(50)	0	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027	34,000	(256)	(2,518)	(2,774)	30	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027	35,900	(131)	(2,286)	(2,417)	34	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027	16,100	(60)	(1,016)	(1,076)	16	0
Pay	6-Month EUR-EURIBOR	2.879	Annual	08/15/2032	10,500	0	405	405	50	0
Pay	6-Month EUR-EURIBOR	2.915	Annual	08/15/2032	112,100	0	4,682	4,682	537	0
Pay(1)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034	833,300	17,398	1,523	18,921	4,775	0
Receive	6-Month EUR-EURIBOR	0.190	Annual	11/04/2052	31,090	1,925	13,282	15,207	0	(250)
Receive	6-Month EUR-EURIBOR	0.195	Annual	11/04/2052	34,090	21	16,615	16,636	0	(275)
Receive	6-Month EUR-EURIBOR	0.197	Annual	11/08/2052	54,400	3,377	23,137	26,514	0	(440)
Receive(1)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054	234,100	(10,696)	(1,267)	(11,963)	0	(2,806)
Pay	CPTFEMU	3.520	Maturity	09/15/2024	18,100	(47)	(124)	(171)	3	0
Pay	CPTFEMU	3.720	Maturity	09/15/2024	28,600	(62)	(83)	(145)	5	0
Receive	CPTFEMU	3.130	Maturity	05/15/2027	15,900	0	199	199	13	0
Receive	CPTFEMU	2.502	Maturity	03/15/2028	39,300	0	(432)	(432)	5	0
Receive	CPTFEMU	2.359	Maturity	08/15/2030	15,800	0	394	394	17	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031	109,200	(788)	(21,796)	(22,584)	0	(76)
Receive	CPTFEMU	2.600	Maturity	05/15/2032	32,100	169	512	681	28	0
Receive	CPTFEMU	2.570	Maturity	06/15/2032	14,400	0	107	107	2	0
Receive	CPTFEMU	2.720	Maturity	06/15/2032	35,300	(35)	(296)	(331)	2	0
Receive	CPTFEMU	2.470	Maturity	07/15/2032	15,100	0	275	275	8	0
Pay	CPTFEMU	2.356	Maturity	11/15/2033	29,600	(45)	642	597	0	(8)
Pay	CPTFEMU	2.362	Maturity	11/15/2033	16,400	0	342	342	0	(4)
Pay	CPTFEMU	2.390	Maturity	11/15/2033	17,100	17	389	406	0	(4)
Pay	CPTFEMU	2.487	Maturity	05/15/2037	50	0	(2)	(2)	0	0
Pay	CPTFEMU	2.580	Maturity	03/15/2052	5,700	4	(276)	(272)	20	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052	7,900	(206)	(143)	(349)	28	0
Pay	CPTFEMU	2.550	Maturity	04/15/2052	1,150	1	(53)	(52)	3	0
Pay	CPTFEMU	2.421	Maturity	05/15/2052	4,430	0	(370)	(370)	8	0
Pay	CPTFEMU	2.590	Maturity	12/15/2052	15,100	0	371	371	57	0
Pay	CPTFEMU	2.700	Maturity	04/15/2053	10,600	71	726	797	32	0
Pay	CPTFEMU	2.763	Maturity	09/15/2053	16,300	43	1,547	1,590	59	0
Pay	CPTFEMU	2.682	Maturity	10/15/2053	5,400	0	378	378	15	0
Pay	CPTFEMU	2.736	Maturity	10/15/2053	8,300	75	666	741	25	0
Receive	CPTFEMU	2.547	Maturity	11/15/2053	6,000	(19)	(135)	(154)	0	(18)
Receive	CPTFEMU	2.620	Maturity	11/15/2053	5,500	0	(278)	(278)	0	(18)
Pay	CPURNSA	2.420	Maturity	08/24/2024	$61,900	0	(466)	(466)	0	(265)
Pay	CPURNSA	2.500	Maturity	09/07/2024	54,900	0	(325)	(325)	0	(231)
Pay	CPURNSA	2.510	Maturity	09/08/2024	2,500	0	(15)	(15)	0	(11)

32	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	CPURNSA	2.560%	Maturity	09/12/2024	$ 31,200	$0	$(163)	$(163)	$0	$(133)
Pay	CPURNSA	2.565	Maturity	09/12/2024	20,100	0	(104)	(104)	0	(85)
Receive	CPURNSA	2.313	Maturity	02/26/2026	67,600	0	7,143	7,143	148	0
Receive	CPURNSA	2.418	Maturity	03/05/2026	79,200	0	7,953	7,953	150	0
Receive	CPURNSA	2.767	Maturity	05/13/2026	45,200	0	3,577	3,577	39	0
Receive	CPURNSA	2.813	Maturity	05/14/2026	18,800	0	1,442	1,442	16	0
Receive	CPURNSA	2.703	Maturity	05/25/2026	20,410	5	1,652	1,657	18	0
Receive	CPURNSA	2.690	Maturity	06/01/2026	20,400	0	1,652	1,652	15	0
Pay	CPURNSA	2.370	Maturity	06/06/2028	22,300	1,402	(3,458)	(2,056)	0	(20)
Pay	CPURNSA	2.379	Maturity	07/09/2028	14,700	956	(2,284)	(1,328)	0	(13)
Receive	CPURNSA	2.573	Maturity	08/26/2028	9,200	0	609	609	6	0
Receive	CPURNSA	2.645	Maturity	09/10/2028	12,700	0	743	743	7	0
Pay	CPURNSA	2.165	Maturity	04/16/2029	32,400	1,066	(4,945)	(3,879)	0	(35)
Pay	CPURNSA	1.997	Maturity	07/25/2029	9,100	155	(1,358)	(1,203)	0	(7)
Pay	CPURNSA	1.760	Maturity	11/04/2029	78,400	(999)	(11,316)	(12,315)	0	(39)
Pay	CPURNSA	1.882	Maturity	11/20/2029	23,300	14	(3,412)	(3,398)	0	(12)
Receive	CPURNSA	2.311	Maturity	02/24/2031	34,500	30	3,818	3,848	19	0
Receive	ESTRON	3.475	Annual	02/26/2025	EUR 1,509,100	340	408	748	9	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038	200	52	(76)	(24)	0	0
Pay	FRCPXTOB	1.410	Maturity	11/15/2039	4,700	392	(1,535)	(1,143)	4	0

Total Swap Agreements						$11,063	$27,079	$38,142	$7,281	$(7,009)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$4,530	$7,281	$11,811	$(20)	$(4,165)	$(7,009)	$(11,194)

(j)

Securities with an aggregate market value of $87,960 and cash of $4,319 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin asset of $82 for closed futures is outstanding at period end.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$85	AUD	130	$0	$0
	04/2024		1,538	NZD	2,496	0	(47)
	05/2024	AUD	130		$85	0	0
BOA	04/2024	DKK	98,812		14,363	71	0
	04/2024	IDR	9,540,766		603	2	0
	04/2024	KRW	576,405		429	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2024	SGD	127		$95	$1	$0
	04/2024		$119	AUD	182	0	(1)
	04/2024		220,550	EUR	203,152	0	(1,380)
	05/2024	AUD	182		$119	1	0
	05/2024	DKK	89,883		13,108	88	0
	05/2024	EUR	188,806		205,236	1,306	0
	06/2024	KRW	43,157,330		33,174	1,060	0
	06/2024		$214	IDR	3,359,492	0	(3)
BPS	04/2024	AUD	467		$304	0	(1)
	04/2024	BRL	32,623		6,539	35	0
	04/2024	CNH	44,594		6,212	69	0
	04/2024	GBP	18,241		23,155	132	0
	04/2024	IDR	19,628,481		1,237	2	(1)
	04/2024	KRW	1,581,934		1,180	6	0
	04/2024		$6,543	BRL	32,623	0	(39)
	04/2024		2,270	CNH	16,468	0	(2)
	04/2024		4,707	DKK	32,280	0	(38)
	04/2024		22,561	JPY	3,410,328	0	(33)
	05/2024	BRL	15,146		$3,030	19	0
	05/2024	CNH	16,445		2,270	3	0
	05/2024	DKK	114,433		16,642	67	0
	05/2024	JPY	3,394,792		22,561	33	0
	06/2024	TWD	15,162		493	17	0
	06/2024		$1,732	IDR	27,293,939	0	(16)
	06/2024		2,562	INR	212,929	0	(14)
	07/2024	BRL	17,626		$3,505	20	0
	07/2024		$347	PLN	1,405	5	0
BRC	04/2024	CNH	62,137		$8,644	82	0
	04/2024	IDR	6,846,251		431	0	0
	04/2024	NOK	1,935		183	5	0
	04/2024		$30	HUF	11,010	0	0
	04/2024		50	ZAR	941	0	0
	05/2024	NOK	306		$28	0	0
	06/2024	KRW	1,196,254		910	20	0
	06/2024	MXN	420		25	0	0
	06/2024		$642	INR	53,322	0	(4)
CBK	04/2024	CNH	49,488		$6,877	58	0
	06/2024	KRW	1,044,467		798	21	0
	06/2024	PEN	12,325		3,337	29	0
	06/2024		$592	IDR	9,343,191	0	(4)
	06/2024		220	KRW	290,507	0	(4)
DUB	04/2024	BRL	5,910		$1,185	7	0
	04/2024	EUR	649,973		706,465	5,242	0
	04/2024	IDR	27,339,511		1,723	1	0
	04/2024		$1,183	BRL	5,910	0	(4)
	05/2024		26,137		130,234	0	(251)
FAR	04/2024		66,882	JPY	10,112,518	0	(79)
	05/2024	JPY	10,066,637		$66,882	78	0
GLM	04/2024	BRL	5,481		1,106	13	0
	04/2024		$1,097	BRL	5,481	0	(4)
	06/2024	IDR	19,641,978		$1,246	11	0
	06/2024		$5,909	MXN	99,548	10	(5)
JPM	04/2024	BRL	5,016		$1,004	4	0
	04/2024	CAD	151,839		112,531	434	0
	04/2024	KRW	1,128,783		841	3	0
	04/2024		$1,006	BRL	5,016	0	(6)
	06/2024	IDR	6,330,846		$401	3	0
	06/2024	KRW	1,037,476		802	30	0
	06/2024	TWD	1,532,436		49,829	1,767	0

34	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024		$6,689	IDR	105,669,647	$0	$(46)
	06/2024		1,042	INR	86,495	0	(7)
	06/2024		33,323	MXN	565,841	294	0
	07/2024	BRL	5,058		$1,006	6	0
MBC	04/2024		1,731		347	2	0
	04/2024	CNH	92,113		12,821	132	0
	04/2024	EUR	12,594		13,733	146	0
	04/2024	IDR	3,290,700		207	0	0
	04/2024	JPY	6,906,937		46,088	462	0
	04/2024		$347	BRL	1,731	0	(1)
	04/2024		111,984	CAD	151,868	134	0
	04/2024		23,040	GBP	18,241	0	(17)
	05/2024	CAD	151,802		$111,984	0	(135)
	05/2024	GBP	18,241		23,044	17	0
	06/2024		$3,088	IDR	48,829,891	0	(18)
	06/2024		1,516	INR	126,902	2	0
MYI	04/2024	BRL	1,730		$347	2	0
	04/2024	CNH	42,761		5,975	85	0
	04/2024	SEK	5,433		528	21	0
	04/2024	SGD	126		94	1	0
	04/2024		$346	BRL	1,730	0	(1)
	04/2024		497,179	EUR	459,415	0	(1,539)
	04/2024		16,742	JPY	2,531,583	0	(19)
	05/2024	EUR	459,415		$497,782	1,567	0
	05/2024	JPY	2,520,064		16,742	19	0
	05/2024		$1,427	JPY	214,500	0	(3)
	06/2024	IDR	17,460,627		$1,124	27	0
	06/2024	KRW	62,962		48	2	0
	06/2024		$1,616	IDR	25,533,629	0	(11)
	06/2024		2,549	INR	211,683	0	(17)
RBC	04/2024	DKK	11,792		$1,718	12	0
	06/2024		$2,172	MXN	36,702	8	0
SCX	04/2024	CNH	186,317		$25,924	256	0
	04/2024	DKK	126,365		18,433	156	0
	04/2024	NZD	2,496		1,499	8	0
	05/2024	NOK	1,627		152	2	0
	05/2024		$1,499	NZD	2,496	0	(8)
	06/2024	KRW	5,136,844		$3,913	90	0
	06/2024		$6,432	IDR	101,607,635	0	(44)
	06/2024		24,692	INR	2,059,508	4	(57)
TOR	04/2024	JPY	9,151,421		$61,232	779	0
	05/2024	AUD	155		102	0	0
UAG	04/2024		$32,498	ZAR	608,551	0	(408)

Total Forward Foreign Currency Contracts						$14,991	$(4,267)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap -OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	46,100	$(2,098)	$(1,663)
JPM	Cap -OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	182,300	(1,326)	0
	Cap -OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	20,000	(139)	0

						$(3,563)	$(1,663)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.800%	04/16/2024	305,800	$(1,411)	$(7)
CBK	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.950	09/15/2025	98,700	(1,193)	(1,574)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.950	09/15/2025	98,700	(1,193)	(496)
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.269	05/13/2024	306,900	(1,335)	(438)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.900	08/29/2025	62,100	(807)	(896)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.900	08/29/2025	62,100	(807)	(290)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.465	12/04/2025	65,600	(791)	(673)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.465	12/04/2025	65,600	(792)	(545)
GST	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.800	09/01/2025	134,500	(1,695)	(1,760)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.800	09/01/2025	134,500	(1,695)	(713)

							$(11,719)	$(7,392)

Total Written Options							$(15,282)	$(9,055)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
SAL	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$12,300	$(26)	$(14)	$0	$(40)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	U.S. Treasury Inflation Protected Securities	N/A	5.430% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/06/2024	$	375,000	$0	$(257)	$0	$(257)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	5.450% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/22/2024		200,000	0	164	164	0
GLM	Receive	U.S. Treasury Inflation Protected Securities	N/A	5.420% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/05/2024		72,200	0	(78)	0	(78)

36	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2024

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	5.490% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2024	$	1,239,000	$0	$1,431	$1,524	$(93)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	5.500% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/25/2024		185,000	0	(241)	0	(241)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	5.490% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/30/2024		150,000	0	(104)	0	(104)

									$0	$915	$1,688	$(773)

Total Swap Agreements									$(26)	$901	$1,688	$(813)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$0	$0	$0	$0	$(47)	$0	$0	$(47)	$(47)	$0	$(47)
BOA	2,531	0	0	2,531	(1,384)	0	0	(1,384)	1,147	(920)	227
BPS	408	0	164	572	(144)	(7)	(257)	(408)	164	0	164
BRC	107	0	0	107	(4)	0	0	(4)	103	0	103
CBK	108	0	0	108	(8)	(2,070)	0	(2,078)	(1,970)	(220)	(2,190)
DUB	5,250	0	0	5,250	(255)	0	0	(255)	4,995	(3,002)	1,993
FAR	78	0	0	78	(79)	0	0	(79)	(1)	0	(1)
GLM	34	0	0	34	(9)	(4,505)	(78)	(4,592)	(4,558)	2,631	(1,927)
GST	0	0	0	0	0	(2,473)	0	(2,473)	(2,473)	2,615	142
JPM	2,541	0	0	2,541	(59)	0	0	(59)	2,482	(2,860)	(378)
MBC	895	0	0	895	(171)	0	0	(171)	724	(610)	114
MYC	0	0	1,524	1,524	0	0	(438)	(438)	1,086	(1,950)	(864)
MYI	1,724	0	0	1,724	(1,590)	0	0	(1,590)	134	0	134
RBC	20	0	0	20	0	0	0	0	20	0	20
SAL	0	0	0	0	0	0	(40)	(40)	(40)	74	34
SCX	516	0	0	516	(109)	0	0	(109)	407	(115)	292
TOR	779	0	0	779	0	0	0	0	779	(750)	29
UAG	0	0	0	0	(408)	0	0	(408)	(408)	541	133

Total Over the Counter	$14,991	$0	$1,688	$16,679	$(4,267)	$(9,055)	$(813)	$(14,135)

(l)

Securities with an aggregate market value of $5,861 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,530	$4,530
Swap Agreements	0	0	0	0	7,281	7,281

	$0	$0	$0	$0	$11,811	$11,811

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,991	$0	$14,991
Swap Agreements	0	0	0	0	1,688	1,688

	$0	$0	$0	$14,991	$1,688	$16,679

	$0	$0	$0	$14,991	$13,499	$28,490

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$20	$20
Futures	398	0	0	0	3,767	4,165
Swap Agreements	0	0	0	0	7,009	7,009

	$398	$0	$0	$0	$10,796	$11,194

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,267	$0	$4,267
Written Options	0	0	0	0	9,055	9,055
Swap Agreements	0	40	0	0	773	813

	$0	$40	$0	$4,267	$9,828	$14,135

	$398	$40	$0	$4,267	$20,624	$25,329

38	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2024

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,593	$1,593
Futures	(1,147)	0	0	0	377	(770)
Swap Agreements	0	36	0	0	(86,538)	(86,502)

	$(1,147)	$36	$0	$0	$(84,568)	$(85,679)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,408	$0	$18,408
Purchased Options	0	0	0	0	(5,028)	(5,028)
Written Options	0	0	0	0	12,034	12,034
Swap Agreements	0	63	0	0	(56,227)	(56,164)

	$0	$63	$0	$18,408	$(49,221)	$(30,750)

	$(1,147)	$99	$0	$18,408	$(133,789)	$(116,429)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,577	$1,577
Futures	(619)	0	0	0	79,042	78,423
Swap Agreements	0	(27)	0	0	97,846	97,819

	$(619)	$(27)	$0	$0	$178,465	$177,819

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$37,517	$0	$37,517
Purchased Options	0	0	0	0	(6,613)	(6,613)
Written Options	0	0	0	0	19,041	19,041
Swap Agreements	0	172	0	0	(24,205)	(24,033)

	$0	$172	$0	$37,517	$(11,777)	$25,912

	$(619)	$145	$0	$37,517	$166,688	$203,731

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$32,038	$0	$32,038
Industrials	0	1,820	0	1,820
Utilities	0	296	0	296
U.S. Government Agencies	0	1,197,263	0	1,197,263
U.S. Treasury Obligations	0	6,443,090	0	6,443,090
Non-Agency Mortgage-Backed Securities	0	129,112	2,335	131,447
Asset-Backed Securities	0	789,682	4,103	793,785
Sovereign Issues	0	692,763	0	692,763
Preferred Securities
Banking & Finance	0	6,469	0	6,469
Short-Term Instruments
Repurchase Agreements	0	3,467	0	3,467
U.S. Treasury Bills	0	4,200	0	4,200

	$0	$9,300,200	$6,438	$9,306,638

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$11,268	$0	$0	$11,268

Total Investments	$11,268	$9,300,200	$6,438	$9,317,906

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(258)	0	(258)
U.S. Treasury Obligations	0	(61,974)	0	(61,974)

	$0	$(62,232)	$0	$(62,232)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,944	9,785	0	11,729
Over the counter	0	16,679	0	16,679

	$1,944	$26,464	$0	$28,408

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,051)	(8,143)	0	(11,194)
Over the counter	0	(14,135)	0	(14,135)

	$(3,051)	$(22,278)	$0	$(25,329)

Total Financial Derivative Instruments	$(1,107)	$4,186	$0	$3,079

Totals	$10,161	$9,242,154	$6,438	$9,258,753

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

40	PIMCO REAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed

ANNUAL REPORT	MARCH 31, 2024	41

Notes to Financial Statements (Cont.)

from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

42	PIMCO REAL RETURN FUND

March 31, 2024

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional

ANNUAL REPORT	MARCH 31, 2024	43

Notes to Financial Statements (Cont.)

disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been

44	PIMCO REAL RETURN FUND

March 31, 2024

calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers

ANNUAL REPORT	MARCH 31, 2024	45

Notes to Financial Statements (Cont.)

or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

46	PIMCO REAL RETURN FUND

March 31, 2024

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset

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prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The

ANNUAL REPORT	MARCH 31, 2024	49

Notes to Financial Statements (Cont.)

table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$67,967	$2,634,700	$(2,691,400)	$0	$1	$11,268	$3,088	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the

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effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) ) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory.

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Notes to Financial Statements (Cont.)

While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

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When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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Notes to Financial Statements (Cont.)

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its

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total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility

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Notes to Financial Statements (Cont.)

of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds use a specified exchange-traded fund as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment

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Notes to Financial Statements (Cont.)

policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Asset Swap Agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap

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agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an

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Notes to Financial Statements (Cont.)

indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap’’, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor’’, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a

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fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active

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Notes to Financial Statements (Cont.)

market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes,

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diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Inflation-Indexed Security Risk is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s

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Notes to Financial Statements (Cont.)

prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks

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resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs,

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including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.35%	0.35%	0.35%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.50% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

ANNUAL REPORT	MARCH 31, 2024	67

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.50%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee

68	PIMCO REAL RETURN FUND

March 31, 2024

Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $14,829.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer

ANNUAL REPORT	MARCH 31, 2024	69

Notes to Financial Statements (Cont.)

mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$12,436,590	$12,784,946	$109,557	$537,694

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	122,236	$1,214,611	229,729	$2,393,116

I-2	17,421	172,897	42,216	448,563

I-3	850	8,346	1,278	13,897

Administrative Class	19,082	188,031	8,950	94,739

Class A	11,572	115,308	17,651	187,020

Class C	271	2,706	2,417	25,775

Class R	2,274	22,669	3,458	36,850

Issued as reinvestment of distributions

Institutional Class	19,203	190,602	46,106	493,651

I-2	2,238	22,226	7,453	80,207

I-3	95	942	289	3,106

Administrative Class	922	9,137	2,237	24,015

Class A	3,097	30,734	8,965	96,369

Class C	164	1,625	568	6,122

Class R	505	5,012	1,405	15,097

Cost of shares redeemed

Institutional Class	(238,345)	(2,358,276)	(271,129)	(2,858,712)

I-2	(57,763)	(573,798)	(87,551)	(923,970)

I-3	(2,135)	(21,183)	(2,060)	(21,746)

Administrative Class	(14,281)	(141,807)	(12,846)	(135,467)

Class A	(42,316)	(420,180)	(42,595)	(446,685)

Class C	(4,332)	(42,877)	(4,243)	(44,435)

Class R	(5,657)	(56,118)	(5,245)	(55,404)

Net increase (decrease) resulting from Fund share transactions	(164,899)	$(1,629,393)	(52,947)	$(567,892)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, two persons owned of record or beneficially 10% or more of the Fund’s total outstanding shares comprising 34% of the Fund.

70	PIMCO REAL RETURN FUND

March 31, 2024

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Real Return Fund	$0	$0	$(921,198)	$(1,039)	$(580,238)	$0	$(8,138)	$(1,510,613)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, interest accrued on defaulted securities, and short positions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	MARCH 31, 2024	71

Notes to Financial Statements (Cont.)

March 31, 2024

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Real Return Fund	$376,667	$203,571

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Real Return Fund	$10,206,024	$192,884	$(1,110,911)	$(918,027)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, interest accrued on defaulted securities, and short positions.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Real Return Fund	$214,970	$0	$66,037	$780,133	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

72	PIMCO REAL RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Real Return Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2024	73

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	SAL	Citigroup Global Markets, Inc.
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
DKK	Danish Krone	PEN	Peruvian New Sol
EUR	Euro	PLN	Polish Zloty
GBP	British Pound	SEK	Swedish Krona
HUF	Hungarian Forint	SGD	Singapore Dollar
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:
ICE	IntercontinentalExchange®	OTC	Over the Counter

Index/Spread Abbreviations:
CMBX	Commercial Mortgage-Backed Index	EUR003M	3 Month EUR Swap Rate
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	MUTKCALM	Tokyo Overnight Average Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OIS	Overnight Index Swap
CLO	Collateralized Loan Obligation	oz.	Ounce
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate

74	PIMCO REAL RETURN FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Real Return Fund	0%	0%	$214,970	$0	$209,239

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Real Return Fund	0%

ANNUAL REPORT	MARCH 31, 2024	75

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board – 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

76	PIMCO REAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	77

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

78	PIMCO REAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2024	79

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

80	PIMCO REAL RETURN FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	MARCH 31, 2024	81

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

82	PIMCO REAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3015AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO Short-Term Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO SHORT-TERM FUND

Important Information About the PIMCO Short-Term Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the PIMCO Short-Term Fund (Cont.)

been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

4	PIMCO SHORT-TERM FUND

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the PIMCO Short-Term Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Short- Term Fund	10/07/87	10/07/87	04/30/08	04/27/18	02/01/96	01/20/97	01/20/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically

6	PIMCO SHORT-TERM FUND

available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	MARCH 31, 2024	7

PIMCO Short-Term Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	6.93%	2.42%	2.14%	4.00%
PIMCO Short-Term Fund I-2	6.82%	2.31%	2.04%	3.91%
PIMCO Short-Term Fund I-3	6.78%	2.27%	1.99%	3.85%
PIMCO Short-Term Fund Administrative Class	6.66%	2.16%	1.89%	3.74%
PIMCO Short-Term Fund Class A	6.66%	2.16%	1.89%	3.65%
PIMCO Short-Term Fund Class A (adjusted)	4.26%	1.70%	1.66%	3.59%
PIMCO Short-Term Fund Class C	6.34%	1.86%	1.58%	3.34%
PIMCO Short-Term Fund Class C (adjusted)	5.34%	1.86%	1.58%	3.34%
PIMCO Short-Term Fund Class R	6.40%	1.91%	1.63%	3.46%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	2.99%♦
Lipper Ultra-Short Obligation Funds Average	6.05%	2.18%	1.67%	3.74%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.47% for the Institutional Class shares, 0.57% for I-2 shares, 0.67% for I-3 shares, 0.72% for Administrative Class shares, 0.72% for Class A shares, 1.02% for Class C shares and, 0.97% for Class R Shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO SHORT-TERM FUND

Institutional Class - PTSHX	I-2 - PTSPX	I-3 - PTSNX	Administrative Class - PSFAX
Class A - PSHAX	Class C - PFTCX	Class R - PTSRX

Allocation Breakdown as of March 31, 2024†§

Corporate Bonds & Notes	44.8%
Asset-Backed Securities	33.0%
Non-Agency Mortgage-Backed Securities	11.2%
U.S. Government Agencies	5.9%
Short-Term Instruments‡	4.4%
Other	0.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Short-Term Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.

»	Overweight exposure to investment grade corporate credit, specifically the financials sector, contributed to relative performance, as spreads tightened.

»	Overweight exposure to collateralized loan obligations contributed to relative performance, as spreads tightened.

»	There were no material detractors for this Fund.

ANNUAL REPORT	MARCH 31, 2024	9

Expense Example PIMCO Short-Term Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,032.60	$2.38	$1,000.00	$1,022.53	$2.36	0.47%
I-2	1,000.00	1,032.00	2.88	1,000.00	1,022.03	2.87	0.57
I-3	1,000.00	1,031.80	3.13	1,000.00	1,021.78	3.12	0.62
Administrative Class	1,000.00	1,031.30	3.64	1,000.00	1,021.28	3.62	0.72
Class A	1,000.00	1,031.30	3.64	1,000.00	1,021.28	3.62	0.72
Class C	1,000.00	1,029.70	5.15	1,000.00	1,019.79	5.12	1.02
Class R	1,000.00	1,030.00	4.90	1,000.00	1,020.04	4.87	0.97

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO SHORT-TERM FUND

Benchmark Description

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	11

Financial Highlights PIMCO Short-Term Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2024	$9.46	$0.48	$0.16	$0.64	$(0.44)	$0.00	$(0.03)	$(0.47)

03/31/2023	9.64	0.23	(0.03)	0.20	(0.38)	0.00	(0.00)	(0.38)

03/31/2022	9.84	0.08	(0.22)	(0.14)	(0.06)	0.00	(0.00)	(0.06)

03/31/2021	9.49	0.11	0.38	0.49	(0.14)	0.00	(0.00)	(0.14)

03/31/2020	9.80	0.26	(0.30)	(0.04)	(0.27)	0.00	(0.00)	(0.27)

I-2

03/31/2024	9.46	0.47	0.16	0.63	(0.43)	0.00	(0.03)	(0.46)

03/31/2023	9.64	0.22	(0.03)	0.19	(0.37)	0.00	(0.00)	(0.37)

03/31/2022	9.84	0.07	(0.22)	(0.15)	(0.05)	0.00	(0.00)	(0.05)

03/31/2021	9.49	0.11	0.37	0.48	(0.13)	0.00	(0.00)	(0.13)

03/31/2020	9.80	0.25	(0.30)	(0.05)	(0.26)	0.00	(0.00)	(0.26)

I-3

03/31/2024	9.46	0.46	0.17	0.63	(0.43)	0.00	(0.03)	(0.46)

03/31/2023	9.64	0.24	(0.06)	0.18	(0.36)	0.00	(0.00)	(0.36)

03/31/2022	9.84	0.06	(0.21)	(0.15)	(0.05)	0.00	(0.00)	(0.05)

03/31/2021	9.49	0.10	0.38	0.48	(0.13)	0.00	(0.00)	(0.13)

03/31/2020	9.80	0.25	(0.31)	(0.06)	(0.25)	0.00	(0.00)	(0.25)

Administrative Class

03/31/2024	9.46	0.45	0.17	0.62	(0.42)	0.00	(0.03)	(0.45)

03/31/2023	9.64	0.21	(0.04)	0.17	(0.35)	0.00	(0.00)	(0.35)

03/31/2022	9.84	0.05	(0.21)	(0.16)	(0.04)	0.00	(0.00)	(0.04)

03/31/2021	9.49	0.13	0.34	0.47	(0.12)	0.00	(0.00)	(0.12)

03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	(0.00)	(0.24)

Class A

03/31/2024	9.46	0.45	0.17	0.62	(0.42)	0.00	(0.03)	(0.45)

03/31/2023	9.64	0.21	(0.04)	0.17	(0.35)	0.00	(0.00)	(0.35)

03/31/2022	9.84	0.05	(0.21)	(0.16)	(0.04)	0.00	(0.00)	(0.04)

03/31/2021	9.49	0.09	0.38	0.47	(0.12)	0.00	(0.00)	(0.12)

03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	(0.00)	(0.24)

Class C

03/31/2024	9.46	0.42	0.17	0.59	(0.39)	0.00	(0.03)	(0.42)

03/31/2023	9.64	0.18	(0.04)	0.14	(0.32)	0.00	(0.00)	(0.32)

03/31/2022	9.84	0.02	(0.21)	(0.19)	(0.01)	0.00	(0.00)	(0.01)

03/31/2021	9.49	0.06	0.38	0.44	(0.09)	0.00	(0.00)	(0.09)

03/31/2020	9.80	0.21	(0.31)	(0.10)	(0.21)	0.00	(0.00)	(0.21)

12	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.63	6.93%	$7,488,965	0.48%	0.48%	0.45%	0.45%	5.01%	78%

9.46	2.09	7,946,218	0.47	0.47	0.45	0.45	2.42	62

9.64	(1.41)	12,139,504	0.45	0.45	0.45	0.45	0.78	93

9.84	5.21	10,965,709	0.47	0.47	0.45	0.45	1.14	94

9.49	(0.48)	7,793,178	0.55	0.55	0.45	0.45	2.68	222

9.63	6.82	2,099,340	0.58	0.58	0.55	0.55	4.91	78

9.46	1.99	2,392,831	0.57	0.57	0.55	0.55	2.34	62

9.64	(1.51)	2,915,639	0.55	0.55	0.55	0.55	0.67	93

9.84	5.10	3,150,987	0.57	0.57	0.55	0.55	1.07	94

9.49	(0.58)	2,762,049	0.65	0.65	0.55	0.55	2.58	222

9.63	6.78	63,136	0.63	0.68	0.60	0.65	4.86	78

9.46	1.94	74,739	0.62	0.67	0.60	0.65	2.50	62

9.64	(1.56)	44,897	0.60	0.65	0.60	0.65	0.62	93

9.84	5.05	50,189	0.62	0.67	0.60	0.65	1.01	94

9.49	(0.63)	38,892	0.70	0.75	0.60	0.65	2.57	222

9.63	6.66	17,564	0.73	0.73	0.70	0.70	4.75	78

9.46	1.84	21,559	0.72	0.72	0.70	0.70	2.21	62

9.64	(1.66)	23,672	0.70	0.70	0.70	0.70	0.52	93

9.84	4.94	28,626	0.72	0.72	0.70	0.70	1.38	94

9.49	(0.73)	1,500,981	0.80	0.80	0.70	0.70	2.43	222

9.63	6.66	771,094	0.73	0.73	0.70	0.70	4.75	78

9.46	1.84	962,000	0.72	0.72	0.70	0.70	2.15	62

9.64	(1.66)	1,436,600	0.70	0.70	0.70	0.70	0.52	93

9.84	4.94	1,681,053	0.72	0.72	0.70	0.70	0.92	94

9.49	(0.73)	1,370,799	0.80	0.80	0.70	0.70	2.41	222

9.63	6.34	52,946	1.03	1.03	1.00	1.00	4.45	78

9.46	1.53	64,350	1.02	1.02	1.00	1.00	1.92	62

9.64	(1.95)	76,762	1.00	1.00	1.00	1.00	0.21	93

9.84	4.63	102,373	1.02	1.02	1.00	1.00	0.66	94

9.49	(1.03)	125,668	1.10	1.10	1.00	1.00	2.13	222

ANNUAL REPORT	MARCH 31, 2024	13

Financial Highlights PIMCO Short-Term Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2024	$9.46	$0.43	$0.16	$0.59	$(0.39)	$0.00	$(0.03)	$(0.42)

03/31/2023	9.64	0.20	(0.05)	0.15	(0.33)	0.00	(0.00)	(0.33)

03/31/2022	9.84	0.03	(0.22)	(0.19)	(0.01)	0.00	(0.00)	(0.01)

03/31/2021	9.49	0.07	0.37	0.44	(0.09)	0.00	(0.00)	(0.09)

03/31/2020	9.80	0.21	(0.30)	(0.09)	(0.22)	0.00	(0.00)	(0.22)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

14	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.63	6.40%	$121,168	0.98%	0.98%	0.95%	0.95%	4.49%	78%

9.46	1.58	158,601	0.97	0.97	0.95	0.95	2.06	62

9.64	(1.90)	140,966	0.95	0.95	0.95	0.95	0.28	93

9.84	4.68	110,040	0.97	0.97	0.95	0.95	0.69	94

9.49	(0.98)	107,765	1.05	1.05	0.95	0.95	2.17	222

ANNUAL REPORT	MARCH 31, 2024	15

Statement of Assets and Liabilities PIMCO Short-Term Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$10,480,472
Investments in Affiliates	218,266

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,053
Over the counter	7,628
Cash	3,948
Deposits with counterparty	12,070
Foreign currency, at value	3,379
Receivable for investments sold	3,551
Receivable for TBA investments sold	51,128
Receivable for Fund shares sold	13,127
Interest and/or dividends receivable	68,588
Dividends receivable from Affiliates	842
Reimbursement receivable from PIMCO	3

Total Assets	10,865,055

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$410
Over the counter	2,391
Payable for investments purchased	103,931
Payable for investments in Affiliates purchased	964
Payable for TBA investments purchased	102,469
Deposits from counterparty	3,713
Payable for Fund shares redeemed	30,149
Distributions payable	2,325
Accrued investment advisory fees	2,255
Accrued supervisory and administrative fees	1,992
Accrued distribution fees	43
Accrued servicing fees	200

Total Liabilities	250,842

Commitments and Contingent Liabilities^

Net Assets	$10,614,213

Net Assets Consist of:

Paid in capital	$11,150,160
Distributable earnings (accumulated loss)	(535,947)

Net Assets	$10,614,213

Cost of investments in securities	$10,582,050
Cost of investments in Affiliates	$218,266
Cost of foreign currency held	$3,877

* Includes repurchase agreements of:	$50,802

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

16	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2024

Net Assets:

Institutional Class	$7,488,965
I-2	2,099,340
I-3	63,136
Administrative Class	17,564
Class A	771,094
Class C	52,946
Class R	121,168

Shares Issued and Outstanding:

Institutional Class	777,409
I-2	217,929
I-3	6,554
Administrative Class	1,823
Class A	80,046
Class C	5,496
Class R	12,578

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.63
I-2	9.63
I-3	9.63
Administrative Class	9.63
Class A	9.63
Class C	9.63
Class R	9.63

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2024	17

Statement of Operations PIMCO Short-Term Fund

Year Ended March 31, 2024
(Amounts in thousands†)

Investment Income:

Interest	$587,321
Dividends from Investments in Affiliates	4,797
Miscellaneous income	206
Total Income	592,324

Expenses:

Investment advisory fees	27,016
Supervisory and administrative fees	23,970
Distribution and/or servicing fees - Administrative Class	49
Distribution and/or servicing fees - Class A	2,096
Distribution and/or servicing fees - Class C	316
Distribution and/or servicing fees - Class R	671
Trustee fees	73
Interest expense	2,794
Miscellaneous expense	3
Total Expenses	56,988
Waiver and/or Reimbursement by PIMCO	(35)
Net Expenses	56,953

Net Investment Income (Loss)	535,371

Net Realized Gain (Loss):

Investments in securities	(128,728)
Investments in Affiliates	(401)
Exchange-traded or centrally cleared financial derivative instruments	(17,581)
Over the counter financial derivative instruments	22,232
Short sales	(4,229)
Foreign currency	1,220

Net Realized Gain (Loss)	(127,487)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	257,115
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	61,908
Over the counter financial derivative instruments	(1,476)
Short sales	544
Foreign currency assets and liabilities	(54)

Net Change in Unrealized Appreciation (Depreciation)	318,036

Net Increase (Decrease) in Net Assets Resulting from Operations	$725,920

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO SHORT-TERM FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Short-Term Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$535,371	$317,649
Net realized gain (loss)	(127,487)	(455)
Net change in unrealized appreciation (depreciation)	318,036	(76,852)

Net Increase (Decrease) in Net Assets Resulting from Operations	725,920	240,342

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(348,504)	(341,058)
I-2	(101,133)	(97,256)
I-3	(3,191)	(2,527)
Administrative Class	(865)	(836)
Class A	(36,896)	(40,387)
Class C	(2,363)	(2,412)
Class R	(5,558)	(5,950)

Tax basis return of capital
Institutional Class	(20,862)	0
I-2	(6,190)	0
I-3	(197)	0
Administrative Class	(55)	0
Class A	(2,341)	0
Class C	(161)	0
Class R	(375)	0

Total Distributions(a)	(528,691)	(490,426)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,203,314)	(4,907,658)

Total Increase (Decrease) in Net Assets	(1,006,085)	(5,157,742)

Net Assets:

Beginning of year	11,620,298	16,778,040
End of year	$10,614,213	$11,620,298

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	19

Schedule of Investments PIMCO Short-Term Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$4,124	$3,723

Total Loan Participations and Assignments (Cost $4,079)			3,723

CORPORATE BONDS & NOTES 45.1%

BANKING & FINANCE 33.2%

ABN AMRO Bank NV
6.575% due 10/13/2026 •		15,600	15,760

AerCap Ireland Capital DAC
1.650% due 10/29/2024		32,752	31,959
3.500% due 01/15/2025		10,819	10,637

Ally Financial, Inc.
3.875% due 05/21/2024		5,979	5,961
5.125% due 09/30/2024		105,096	104,668

American Honda Finance Corp.
5.904% due 02/12/2025 •		28,294	28,347
6.143% (SOFRINDX + 0.790%) due 10/03/2025 ~		35,600	35,774

Aozora Bank Ltd.
1.050% due 09/09/2024		30,400	29,614

Athene Global Funding
2.500% due 01/14/2025		8,521	8,311
5.916% (SOFRINDX + 0.560%) due 08/19/2024 ~		120	120
6.057% (SOFRINDX + 0.700%) due 05/24/2024 ~		89,489	89,537
6.574% (SOFRINDX + 1.210%) due 03/25/2027 ~		90,400	90,504

Aviation Capital Group LLC
5.500% due 12/15/2024		3,320	3,308

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		34,073	33,164
3.950% due 07/01/2024		13,267	13,191

Banco Santander SA
2.706% due 06/27/2024		1,000	993
3.892% due 05/24/2024		7,100	7,083
4.800% due 07/19/2027	AUD	1,600	1,010
5.742% due 06/30/2024 •		$33,900	33,879

Bank of America Corp.
0.976% due 04/22/2025 •		46,789	46,651
3.093% due 10/01/2025 •		4,990	4,925
3.841% due 04/25/2025 •		6,260	6,251
6.041% (SOFRRATE + 0.690%) due 04/22/2025 ~		9,400	9,404

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.304% (TSFR3M + 1.032%) due 02/05/2026 ~		$6,307	$6,333
6.695% (SOFRRATE + 1.330%) due 04/02/2026 ~		39,471	39,780

Banque Federative du Credit Mutuel SA
5.763% (SOFRINDX + 0.410%) due 02/04/2025 ~		2,500	2,502
6.480% (SOFRRATE + 1.130%) due 01/23/2027 ~		20,700	20,890
6.749% (SOFRINDX + 1.400%) due 07/13/2026 ~		2,165	2,209

Barclays PLC
3.932% due 05/07/2025 •		121,388	121,144
6.501% (BBSW3M + 2.150%) due 06/26/2024 ~	AUD	23,750	15,523

BNP Paribas SA
2.819% due 11/19/2025 •		$25,636	25,145
3.375% due 01/09/2025		52,440	51,588

BPCE SA
2.375% due 01/14/2025		3,359	3,271

Brighthouse Financial Global Funding
6.109% (SOFRRATE + 0.760%) due 04/12/2024 ~		13,410	13,411

Brixmor Operating Partnership LP
3.650% due 06/15/2024		32,436	32,260

Cantor Fitzgerald LP
4.875% due 05/01/2024		93,412	93,318

Citibank NA
6.420% (SOFRINDX + 1.060%) due 12/04/2026 ~		12,500	12,667

Citigroup, Inc.
3.352% due 04/24/2025 •		68,957	68,844
4.140% due 05/24/2025 •		4,950	4,936

Cooperatieve Rabobank UA
4.689% (BBSW3M + 0.350%) due 04/19/2024 ~	AUD	3,500	2,281
6.071% (SOFRINDX + 0.710%) due 03/05/2027 ~		$2,000	2,003

Credit Agricole SA
4.400% due 07/06/2027	AUD	4,300	2,712

Credit Suisse AG
3.625% due 09/09/2024		$5,000	4,954
4.750% due 08/09/2024		6,878	6,854

20	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.616% (SOFRINDX + 1.260%) due 02/21/2025 ~		$3,130	$3,145

Danske Bank AS
0.976% due 09/10/2025 •		6,000	5,867
3.244% due 12/20/2025 •		4,913	4,816
6.466% due 01/09/2026 •		10,800	10,841

Deutsche Bank AG
0.898% due 05/28/2024		51,593	51,215
1.447% due 04/01/2025 •		11,475	11,475
3.700% due 05/30/2024		41,902	41,732
3.961% due 11/26/2025 •		15,100	14,896

DNB Bank ASA
1.127% due 09/16/2026 •		8,300	7,786
5.896% due 10/09/2026 •		15,234	15,309

First Abu Dhabi Bank PJSC
5.433% (BBSW3M + 1.100%) due 02/18/2025 ~	AUD	17,200	11,209

Ford Motor Credit Co. LLC
2.300% due 02/10/2025		$38,120	36,977
3.375% due 11/13/2025		4,110	3,956
3.683% due 12/03/2024	AUD	476	304
4.063% due 11/01/2024		$13,672	13,532
4.134% due 08/04/2025		15,205	14,867
4.389% due 01/08/2026		12,491	12,189
4.687% due 06/09/2025		17,794	17,564
5.125% due 06/16/2025		38,348	38,016
6.950% due 03/06/2026		1,542	1,572

FS KKR Capital Corp.
4.250% due 02/14/2025		2,478	2,438

GA Global Funding Trust
0.800% due 09/13/2024		25,264	24,722
1.000% due 04/08/2024		37,726	37,689
3.850% due 04/11/2025		23,948	23,507
5.862% (SOFRRATE + 0.500%) due 09/13/2024 ~		24,415	24,423
6.708% (SOFRRATE + 1.360%) due 04/11/2025 ~		10,045	10,099

General Motors Financial Co., Inc.
2.900% due 02/26/2025		46,025	44,910
3.950% due 04/13/2024		43,940	43,903
6.647% (SOFRINDX + 1.300%) due 04/07/2025 ~		4,463	4,495
6.703% (SOFRINDX + 1.350%) due 05/08/2027 ~		16,600	16,687

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •		27,326	27,000
5.300% (BBSW3M + 0.950%) due 06/22/2027 ~	AUD	3,200	2,061

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.700% due 11/01/2024		$18,000	$18,010
5.836% (SOFRRATE + 0.486%) due 10/21/2024 ~		4,124	4,127
5.866% (SOFRRATE + 0.505%) due 09/10/2024 ~		11,000	11,007
5.873% (BBSW3M + 1.550%) due 05/02/2024 ~	AUD	16,730	10,906
6.151% due 12/09/2026 •		$15,800	15,836
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		1,135	1,140
6.739% (TSFR3M + 1.432%) due 05/15/2026 ~		14,700	14,833

HSBC Bank PLC
5.729% (SOFRRATE + 0.262%) due 09/28/2024 ~		29,948	30,084

HSBC Holdings PLC
2.633% due 11/07/2025 •		4,549	4,460
4.180% due 12/09/2025 •		8,775	8,670
6.790% (SOFRRATE + 1.430%) due 03/10/2026 ~		36,620	36,844
6.962% (TSFR3M + 1.642%) due 09/12/2026 ~		8,377	8,467

ING Groep NV
6.375% (SOFRRATE + 1.010%) due 04/01/2027 ~		32,455	32,573
7.006% (SOFRINDX + 1.640%) due 03/28/2026 ~		86,136	87,020

Jackson National Life Global Funding
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~		53,000	53,100

JPMorgan Chase & Co.
2.301% due 10/15/2025 •		19,633	19,290
5.546% due 12/15/2025 •		7,539	7,536
5.961% (SOFRRATE + 0.600%) due 12/10/2025 ~		3,500	3,504
6.129% (SOFRRATE + 0.765%) due 09/22/2027 ~		24,500	24,501
6.277% (SOFRRATE + 0.920%) due 02/24/2026 ~		3,565	3,583
6.550% (SOFRRATE + 1.200%) due 01/23/2028 ~		18,000	18,201

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	21

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.672% (SOFRRATE + 1.320%) due 04/26/2026 ~		$1,500	$1,514

Lloyds Banking Group PLC
2.438% due 02/05/2026 •		37,588	36,551
3.511% due 03/18/2026 •		6,615	6,473
3.870% due 07/09/2025 •		77,316	76,916
4.450% due 05/08/2025		5,700	5,632
5.750% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	10,350	6,768
6.932% (SOFRINDX + 1.580%) due 01/05/2028 ~		$14,300	14,458

Mitsubishi UFJ Financial Group, Inc.
5.063% due 09/12/2025 •		2,000	1,993
5.594% (BBSW3M + 1.250%) due 10/01/2024 ~	AUD	3,400	2,221
6.295% (SOFRRATE + 0.940%) due 02/20/2026 ~		$3,400	3,408
6.746% (SOFRRATE + 1.385%) due 09/12/2025 ~		59,700	59,975
6.789% (SOFRRATE + 1.440%) due 04/17/2026 ~		5,000	5,039
7.000% (SOFRRATE + 1.650%) due 07/18/2025 ~		44,075	44,252

Mizuho Bank Ltd.
4.873% (BBSW3M + 0.540%) due 02/21/2025 ~	AUD	7,600	4,957
5.099% (BBSW3M + 0.750%) due 08/07/2024 ~		25,950	16,933

Mizuho Financial Group, Inc.
2.839% due 07/16/2025 •		$6,412	6,358
6.315% (SOFRRATE + 0.960%) due 05/22/2026 ~		700	703

Morgan Stanley
0.790% due 05/30/2025 •		105,100	104,130
5.860% (SOFRRATE + 0.509%) due 01/22/2025 ~		6,410	6,415

Morgan Stanley Bank NA
6.427% (SOFRRATE + 1.080%) due 01/14/2028 ~		21,100	21,374

National Bank of Canada
3.750% due 06/09/2025 •		1,740	1,732

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NatWest Markets PLC
6.117% (SOFRRATE + 0.760%) due 09/29/2026 ~		$700	$697
6.126% (SOFRRATE + 0.760%) due 09/29/2026 ~		3,410	3,396
6.814% (SOFRRATE + 1.450%) due 03/22/2025 ~		42,600	43,011

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024		16,124	15,761
2.000% due 03/09/2026		8,150	7,550

Nomura Holdings, Inc.
2.648% due 01/16/2025		113,089	110,448

Nordea Bank Abp
6.321% (SOFRRATE + 0.960%) due 06/06/2025 ~		19,200	19,328

Pacific Life Global Funding
5.980% (SOFRRATE + 0.620%) due 06/04/2026 ~		2,322	2,323
6.161% (SOFRRATE + 0.800%) due 12/06/2024 ~		1,150	1,153

Royal Bank of Canada
6.300% (SOFRINDX + 0.950%) due 01/19/2027 ~		13,000	13,106

Santander Holdings USA, Inc.
3.500% due 06/07/2024		4,919	4,897

Shinhan Bank Co. Ltd.
5.224% (BBSW3M + 0.880%) due 09/29/2025 ~	AUD	970	633

Skandinaviska Enskilda Banken AB
6.251% (SOFRRATE + 0.890%) due 03/05/2027 ~		$8,707	8,730

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024		44,499	44,455

Societe Generale SA
6.400% (SOFRRATE + 1.050%) due 01/21/2026 ~		135,455	135,653

Standard Chartered PLC
1.822% due 11/23/2025 •		5,000	4,865
3.785% due 05/21/2025 •		4,963	4,945
6.282% (SOFRRATE + 0.930%) due 11/23/2025 ~		5,100	5,100

22	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.287% (SOFRRATE + 0.930%) due 11/23/2025 ~		$43,175	$43,177
7.106% (SOFRRATE + 1.740%) due 03/30/2026 ~		65,000	65,466

Sumitomo Mitsui Financial Group, Inc.
5.601% (BBSW3M + 1.250%) due 10/16/2024 ~	AUD	126,700	82,765
6.778% (SOFRRATE + 1.430%) due 01/13/2026 ~		$1,380	1,400

Sumitomo Mitsui Trust Bank Ltd.
5.802% (SOFRRATE + 0.440%) due 09/16/2024 ~		3,027	3,029
6.474% (SOFRRATE + 1.120%) due 03/09/2026 ~		5,000	5,037
6.480% (SOFRRATE + 1.120%) due 03/09/2026 ~		3,025	3,048
6.511% (SOFRRATE + 1.150%) due 09/14/2026 ~		2,755	2,798

Swedbank AB
5.337% due 09/20/2027		8,000	7,992

Synchrony Financial
4.250% due 08/15/2024		20,676	20,545

Ter Finance Jersey Ltd.
7.020% due 01/02/2025 «(d)		14,900	14,080

UBS AG
5.214% (BBSW3M + 0.870%) due 07/30/2025 ~	AUD	99,040	64,423

UBS Group AG
6.934% (SOFRRATE + 1.580%) due 05/12/2026 ~		$65,900	66,496

Ventas Realty LP
3.500% due 02/01/2025		1,300	1,274

VICI Properties LP
3.500% due 02/15/2025		2,500	2,447
4.625% due 06/15/2025		3,100	3,055

Wells Fargo & Co.
2.164% due 02/11/2026 •		39,710	38,530
2.406% due 10/30/2025 •		96,390	94,567
6.671% (SOFRRATE + 1.320%) due 04/25/2026 ~		13,332	13,445

			3,523,997

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 8.1%

Algonquin Power & Utilities Corp.
5.365% due 06/15/2026 þ		$25,100	$24,972

Arrow Electronics, Inc.
4.000% due 04/01/2025		12,809	12,598

Ausgrid Finance Pty. Ltd.
3.750% due 10/30/2024	AUD	17,160	11,103
5.564% (BBSW3M + 1.220%) due 10/30/2024 ~		20,390	13,307

Baxter International, Inc.
1.322% due 11/29/2024		$5,450	5,295
5.797% (SOFRINDX + 0.440%) due 11/29/2024 ~		7,285	7,285

Bayer U.S. Finance LLC
4.250% due 12/15/2025		75,713	73,848

Berry Global, Inc.
4.875% due 07/15/2026		56,823	55,728

Boeing Co.
4.875% due 05/01/2025		42,210	41,748

Cox Communications, Inc.
3.850% due 02/01/2025		1,088	1,071

DAE Funding LLC
1.550% due 08/01/2024		36,080	35,492

Daimler Truck Finance North America LLC
6.111% (SOFRRATE + 0.750%) due 12/13/2024 ~		18,000	18,065
6.348% (SOFRRATE + 1.000%) due 04/05/2024 ~		6,000	6,000

Dell International LLC
4.000% due 07/15/2024		16,915	16,832

Delta Air Lines, Inc.
2.900% due 10/28/2024		2,644	2,597

Energy Transfer LP
3.900% due 05/15/2024		14,880	14,847
4.250% due 04/01/2024		17,022	17,022
4.500% due 04/15/2024		20,428	20,417
5.750% due 04/01/2025		13,018	13,023

HCA, Inc.
5.375% due 02/01/2025		4,530	4,518

Hyatt Hotels Corp.
1.800% due 10/01/2024		5,181	5,073

Hyundai Capital America
6.503% due 08/04/2025 •		83,000	83,483
6.847% (SOFRRATE + 1.500%) due 01/08/2027 ~		22,400	22,716

Imperial Brands Finance PLC
3.125% due 07/26/2024		83,133	82,417

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 07/21/2025		$10,836	$10,642

JDE Peet’s NV
0.800% due 09/24/2024		65,011	63,409

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		3,949	3,808

Panasonic Holdings Corp.
2.679% due 07/19/2024		1,123	1,113

Penske Truck Leasing Co. LP
2.700% due 11/01/2024		6,350	6,239

Quanta Services, Inc.
0.950% due 10/01/2024		14,700	14,346

Renesas Electronics Corp.
1.543% due 11/26/2024		15,018	14,581

Sabine Pass Liquefaction LLC
5.625% due 03/01/2025		3,500	3,498
5.750% due 05/15/2024		3,488	3,487

SK Hynix, Inc.
3.000% due 09/17/2024		8,228	8,121
5.500% due 01/16/2027		7,400	7,408
6.250% due 01/17/2026		1,000	1,012

TD SYNNEX Corp.
1.250% due 08/09/2024		55,929	55,029

Transurban Queensland Finance Pty. Ltd.
6.404% (BBSW3M + 2.050%) due 12/16/2024 ~	AUD	27,000	17,713

Tyson Foods, Inc.
3.950% due 08/15/2024		$3,500	3,480

United Airlines Pass-Through Trust
4.150% due 10/11/2025		97	96

VF Corp.
2.400% due 04/23/2025		4,151	3,997

Volkswagen Group of America Finance LLC
6.292% (SOFRRATE + 0.930%) due 09/12/2025 ~		1,000	1,003

Walgreens Boots Alliance, Inc.
3.800% due 11/18/2024		4,691	4,624

Warnermedia Holdings, Inc.
3.638% due 03/15/2025		11,030	10,813
3.788% due 03/15/2025		32,600	32,002

			855,878

UTILITIES 3.8%

Avangrid, Inc.
3.200% due 04/15/2025		10,165	9,907

Black Hills Corp.
1.037% due 08/23/2024		25,840	25,382

EDP Finance BV
3.625% due 07/15/2024		8,514	8,463

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enel Finance International NV
2.650% due 09/10/2024		$75,682	$74,626
4.250% due 06/15/2025		12,292	12,102
6.800% due 10/14/2025		10,400	10,612

Georgia Power Co.
6.103% (SOFRINDX + 0.750%) due 05/08/2025 ~		33,700	33,824

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		11,426	11,424

Israel Electric Corp. Ltd.
5.000% due 11/12/2024		92,587	92,168

Kansai Electric Power Co., Inc.
2.550% due 09/17/2024		1,380	1,358

Korea Southern Power Co. Ltd.
5.314% (BBSW3M + 0.970%) due 10/30/2024 ~	AUD	44,180	28,771

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024		$11,726	11,726

Network Finance Co. Pty. Ltd.
5.576% (BBSW3M + 1.230%) due 12/06/2024 ~	AUD	2,000	1,305

NextEra Energy Capital Holdings, Inc.
4.255% due 09/01/2024		$1,222	1,214
6.110% (SOFRINDX + 0.760%) due 01/29/2026 ~		35,000	35,067

Pacific Gas & Electric Co.
3.400% due 08/15/2024		5,341	5,283

Southern California Edison Co.
1.100% due 04/01/2024		10,728	10,728
6.181% (SOFRRATE + 0.830%) due 04/01/2024 ~		24,239	24,239

Sprint LLC
7.125% due 06/15/2024		3,350	3,358

Victoria Power Networks Finance Pty. Ltd.
4.835% (BBSW3M + 0.500%) due 08/23/2024 ~	AUD	8,300	5,398
5.146% (BBSW3M + 0.800%) due 04/21/2026 ~		2,200	1,427

			408,382

Total Corporate Bonds & Notes (Cost $4,820,247)			4,788,257

24	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

LOUISIANA 0.1%

Tulane University, Louisiana Revenue Bonds, (NPFGC Insured), Series 2007
5.869% (TSFR3M) due 02/15/2036 ~	$14,880	$13,849

Total Municipal Bonds & Notes (Cost $14,383)		13,849

U.S. GOVERNMENT AGENCIES 6.0%

Fannie Mae
3.000% due 05/25/2028 - 06/25/2028 (a)	6,491	195
4.392% due 07/01/2029 •	15	15
4.476% due 01/01/2027 •	0	1
4.483% due 07/01/2028 •	1	1
4.552% due 05/01/2036 •	173	170
4.647% due 05/01/2036 •	4	4
4.897% due 06/01/2035 •	13	13
4.938% due 05/01/2035 •	39	39
5.038% due 10/01/2035 •	5	5
5.090% due 06/01/2033 •	7	7
5.116% due 10/25/2042 ~	97	96
5.496% due 12/25/2036 •	25	24
5.522% due 11/01/2035 •	26	26
5.556% due 03/25/2034 •	3	3
5.586% due 08/25/2034 •	11	10
5.615% due 07/01/2034 •	1	1
5.635% due 02/25/2037 •	252	248
5.645% due 12/25/2050 •	6,945	6,961
5.663% due 01/01/2036 •	2	2
5.675% due 09/01/2034 •	31	30
5.692% due 07/25/2037 •	88	85
5.735% due 12/25/2028 •	5	5
5.738% due 01/01/2036 •	5	5
5.755% due 06/25/2036 •	39	38
5.765% due 03/25/2036 •	12	11
5.775% due 11/25/2036 •	38	37
5.780% due 05/01/2038 •	521	536
5.783% due 12/01/2040 •	7	7
5.785% due 06/01/2034 - 03/25/2044 •	228	226
5.788% due 08/01/2035 •	3	3
5.791% due 06/01/2035 •	7	7
5.805% due 03/25/2036 •	18	18
5.833% due 03/17/2032 - 05/18/2032 •	81	80
5.835% due 06/25/2032 - 05/01/2035 •	20	20
5.849% due 05/01/2034 •	1	1
5.865% due 07/25/2036 •	13	13
5.885% due 10/25/2030 - 09/25/2037 •	50	51
5.901% due 02/01/2034 •	9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.933% due 07/18/2027 - 05/18/2032 •	$17	$17
5.935% due 04/25/2042 •	80	79
5.975% due 07/25/2037 •	71	70
5.985% due 09/01/2034 •	4	4
5.987% due 09/01/2035 •	4	4
5.990% due 12/01/2036 •	1	1
6.029% due 07/01/2035 •	4	4
6.030% due 11/01/2035 •	6	7
6.065% due 04/25/2031 •	26	26
6.076% due 12/01/2036 •	2	2
6.159% due 09/01/2034 •	4	4
6.205% due 06/25/2037 •	53	54
6.220% due 09/01/2034 •	11	11
6.280% due 06/01/2043 •	120	120
6.281% due 03/01/2044 - 10/01/2044 •	648	648
6.285% due 07/25/2038 •	1	1
6.300% due 01/01/2036 •	21	22
6.323% due 03/01/2036 •	13	13
6.325% due 08/01/2029 •	50	50
6.335% due 04/25/2032 - 11/25/2049 •	7	7
6.340% due 02/01/2033 •	2	2
6.394% due 11/01/2034 •	23	24
6.435% due 11/25/2049 •	4	4
6.655% due 10/25/2038 •	13	14

Federal Home Loan Bank
5.500% due 02/20/2026	75,300	75,244

Freddie Mac
0.000% due 01/15/2038 ~(a)	5,110	278
2.500% due 10/25/2048	4,841	4,298
3.000% due 12/25/2046	2,386	2,005
3.500% due 12/25/2046	5,074	4,409
5.000% due 08/15/2035	484	478
5.520% due 05/28/2025	134,600	134,535
5.550% due 02/20/2026	28,100	28,092
5.650% due 03/06/2026	82,300	82,303
5.683% due 07/15/2034 •	4	4
5.700% due 03/06/2026	100,300	100,239
5.783% due 08/01/2034 - 07/15/2036 •	120	119
5.833% due 06/15/2031 •	18	18
5.883% due 12/15/2031 - 09/15/2041 •	243	240
5.909% due 07/01/2033 •	4	4
5.913% due 11/15/2036 •	11	11
5.933% due 07/15/2039 - 02/15/2041 •	638	632
5.977% due 09/01/2035 •	16	16
5.981% due 08/01/2035 •	10	10
5.983% due 06/15/2031 •	40	39
6.033% due 06/15/2031 - 12/15/2037 •	60	59
6.060% due 11/01/2035 •	6	6
6.133% due 03/15/2032 •	44	44

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.199% due 10/01/2033 •	$3	$3
6.289% due 10/25/2044 - 02/25/2045 •	1,232	1,134
6.307% due 08/01/2035 •	1	1
6.375% due 05/01/2034 •	6	6
6.433% due 11/15/2033 - 10/15/2049 •	76	78
6.500% due 07/25/2043	99	101

Ginnie Mae
2.500% due 01/20/2049 - 10/20/2049	3,487	3,029
3.625% (H15T1Y + 1.500%) due 08/20/2024 - 01/20/2026 ~	3	3
3.625% due 08/20/2027 - 03/20/2032 •	259	254
3.750% due 11/20/2026 - 12/20/2033 •	74	72
3.875% (H15T1Y + 1.500%) due 04/20/2025 - 06/20/2026 ~	3	3
3.875% due 06/20/2027 - 05/20/2032 •	182	180
4.000% (H15T1Y + 1.500%) due 04/20/2025 - 08/20/2025 ~	1	1
4.000% due 08/20/2027 - 09/20/2027 •	8	8
6.084% due 12/20/2068 •	10,478	10,339
6.214% due 10/20/2066 •	1,327	1,331
6.219% due 01/20/2074 •	27,668	27,776
6.244% due 01/20/2066 •	2,547	2,541
6.269% due 10/20/2073 •	14,845	14,947
6.294% due 04/20/2066 - 11/20/2066 •	6,259	6,248
6.299% due 09/20/2073 •	9,725	9,795
6.394% due 12/20/2066 •	1,531	1,530
6.441% due 08/16/2039 •	101	102
6.444% due 03/20/2066 •	5,933	5,936
6.464% due 04/20/2067 •	2,378	2,394
6.525% due 07/20/2067 •	2,517	2,532
6.859% due 11/20/2067 •	1,105	1,112
7.594% due 05/20/2071 •	11,193	11,494

U.S. Small Business Administration
5.370% due 04/01/2028	17	17
5.490% due 03/01/2028	9	9

Uniform Mortgage-Backed Security
4.000% due 04/01/2048 - 09/01/2049	35,087	32,830

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054	55,200	51,145

Total U.S. Government Agencies (Cost $637,621)		630,225

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.6%

U.S. Treasury Inflation Protected Securities
0.125% due 10/15/2024 (e)(i)		$65,984	$65,578

Total U.S. Treasury Obligations (Cost $64,955)			65,578

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.3%

280 Park Avenue Mortgage Trust
6.498% due 09/15/2034 •		13,500	13,259

Adjustable Rate Mortgage Trust
5.529% due 02/25/2035 «~		123	118

American Home Mortgage Assets Trust
5.634% due 05/25/2046 •		642	536
5.824% due 09/25/2046 •		270	239

Ashford Hospitality Trust
6.398% due 04/15/2035 •		7,586	7,523

Atrium Hotel Portfolio Trust
6.573% due 06/15/2035 •		17,200	17,122

Austin Fairmont Hotel Trust
6.423% due 09/15/2032 •		7,000	6,971

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	49,495	62,483

BAMLL Commercial Mortgage Securities Trust
6.423% due 04/15/2036 •		$11,700	11,697
6.490% due 09/15/2038 •		4,200	4,038
6.823% due 03/15/2034 •		17,500	17,450
7.340% due 03/15/2037 •		2,605	2,606

Banc of America Funding Trust
5.721% due 02/20/2036 ~		181	168

Banc of America Mortgage Trust
4.891% due 02/25/2036 ~		18	16
5.750% due 07/20/2032 «~		2	2

Barclays Mortgage Loan Trust
5.903% due 01/25/2064 þ		26,764	26,625

Bear Stearns Adjustable Rate Mortgage Trust
4.035% due 11/25/2034 ~		2,870	2,577
4.232% due 05/25/2047 ~		284	252
4.569% due 08/25/2033 ~		333	304
5.003% due 11/25/2030 ~		13	13
5.040% due 01/25/2035 ~		16	15
5.136% due 07/25/2033 ~		619	577
5.711% due 01/25/2034 ~		14	14
5.894% due 01/25/2034 ~		52	51
6.033% due 11/25/2034 ~		117	106

Bear Stearns ALT-A Trust
4.333% due 11/25/2036 ~		978	544
4.870% due 09/25/2035 ~		959	569
4.998% due 01/25/2036 ~		318	293
5.138% due 05/25/2035 ~		54	50
5.764% due 02/25/2034 •		230	213

26	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
5.500% due 09/25/2033 þ	$4,163	$3,978

Bear Stearns Structured Products, Inc. Trust
4.198% due 12/26/2046 ~	1,205	936
5.115% due 01/26/2036 ~	1,629	1,232

Beast Mortgage Trust
6.490% due 03/15/2036 •	5,200	4,523

BIG Commercial Mortgage Trust
6.667% due 02/15/2039 •	13,133	12,988

BWAY Mortgage Trust
6.690% due 09/15/2036 •	9,200	8,748

BX Trust
6.139% due 01/15/2034 •	58,926	58,622

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.694% due 08/25/2035 •	41	38

Citigroup Commercial Mortgage Trust
6.520% due 12/15/2036 •	5,000	4,970

Citigroup Mortgage Loan Trust
3.250% due 03/25/2061 ~	1,228	1,177
4.496% due 09/25/2037 ~	589	525
4.868% due 07/25/2046 ~	84	75
5.000% due 05/25/2051 •	11,948	11,098
5.318% due 08/25/2035 ~	120	116
5.514% due 01/25/2037 •	100	86
6.242% due 03/25/2034 ~	14	12
6.440% due 09/25/2035 «•	3	3
6.980% due 05/25/2035 •	23	22
7.200% due 10/25/2035 •	18	17

Colony Mortgage Capital Ltd.
6.565% due 11/15/2038 •	13,900	13,751

COLT Mortgage Loan Trust
5.835% due 02/25/2069 þ	30,411	30,294

Commercial Mortgage Trust
2.240% due 02/10/2037 ~	2,150	2,066
2.896% due 02/10/2037	983	949

Countrywide Alternative Loan Trust
4.774% due 02/25/2037 ~	270	232
5.623% due 02/20/2047 •	1,552	1,189
5.638% due 12/20/2046 •	1,029	883
5.653% due 07/20/2046 •	507	406
5.764% due 02/25/2047 •	55	51
5.804% due 05/25/2047 •	977	893
5.824% due 09/25/2046 •	285	263
5.864% due 07/25/2046 •	101	87
6.000% due 04/25/2037	102	46
6.089% due 12/25/2035 •	173	142
6.089% due 02/25/2036 •	123	107
6.250% due 12/25/2033 «	42	41

Countrywide Home Loan Mortgage Pass-Through Trust
4.428% due 09/25/2047 ~	53	46
5.904% due 05/25/2035 •	84	70

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.024% due 04/25/2035 «•		$8	$7
6.125% due 07/19/2031 «~		2	2

Countrywide Home Loan Reperforming REMIC Trust
4.682% due 01/25/2034 ~		6	5
5.784% due 06/25/2035 •		714	672

Credit Suisse First Boston Mortgage Securities Corp.
5.113% due 11/25/2034 «~		116	108
5.344% due 11/25/2033 «~		69	63
6.065% due 03/25/2032 ~		14	13

Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.796% due 12/27/2060 ~		10,270	9,986
2.215% due 11/25/2061 ~		1,096	1,071
3.140% due 12/26/2059 ~		1,755	1,771
3.402% due 03/25/2059 ~		7,074	7,027
3.904% due 04/25/2062 ~		2,908	2,719
5.000% due 07/25/2056 •		11,177	10,393
6.194% due 07/15/2032 •		3,714	3,577

Dutch Property Finance BV
4.575% due 07/28/2054 •	EUR	337	363

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~		$303	293

Eurohome U.K. Mortgages PLC
5.493% due 06/15/2044 •	GBP	324	402

Extended Stay America Trust
6.519% due 07/15/2038 •		$91,700	91,730

First Horizon Mortgage Pass-Through Trust
5.462% due 08/25/2035 ~		95	66

FirstKey Master Funding
3.000% due 05/27/2036 ~		1,980	1,772

FWD Securitization Trust
2.240% due 01/25/2050 ~		2,703	2,491

GCAT Trust
1.091% due 05/25/2066 ~		12,944	10,792
1.348% due 05/25/2066 ~		1,300	1,092
2.650% due 10/25/2068 ~		965	915
2.885% due 12/27/2066 ~		26,096	23,766

GCT Commercial Mortgage Trust
6.240% due 02/15/2038 •		16,100	13,512

Gemgarto PLC
5.812% due 12/16/2067 •	GBP	2,704	3,411

Ginnie Mae
6.219% due 11/20/2073 •		$2,023	2,031
6.319% due 05/20/2073 •		23,909	24,123
6.419% due 05/20/2073 •		5,395	5,477
6.419% due 11/20/2073 •		4,489	4,563

GMAC Mortgage Corp. Loan Trust
4.020% due 08/19/2034 «~		193	165

Great Hall Mortgages PLC
4.078% due 06/18/2038 •	EUR	40	43
5.472% due 03/18/2039 •	GBP	193	242
5.492% due 06/18/2038 •		30	37

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GreenPoint Mortgage Funding Trust
5.884% due 06/25/2045 •		$54	$48
5.904% due 06/25/2045 •		46	33
5.984% due 11/25/2045 •		104	91

GS Mortgage Securities Corp. Trust
6.694% due 12/15/2036 •		7,750	7,710
6.770% due 08/15/2032 •		1,000	998
8.726% due 08/15/2039 •		10,600	10,665

GS Mortgage-Backed Securities Trust
5.000% due 12/25/2051 •		9,418	8,745
5.000% due 02/25/2052 •		25,346	23,538

GSMPS Mortgage Loan Trust
8.500% due 01/25/2036 «		66	61

GSR Mortgage Loan Trust
4.366% due 04/25/2036 ~		113	75
4.713% due 01/25/2036 ~		89	81
5.063% due 09/25/2035 ~		293	273

HarborView Mortgage Loan Trust
4.724% due 08/19/2036 «~		5	4
5.701% due 03/19/2037 •		332	296
5.881% due 05/19/2035 •		368	332
5.921% due 03/19/2036 •		1,101	1,009
6.024% due 04/19/2034 «~		6	6

HPLY Trust
6.435% due 11/15/2036 •		19,986	19,941

Impac CMB Trust
6.084% due 03/25/2035 •		898	847
5.545% due 01/25/2032 «~		1	0

IndyMac IMSC Mortgage Loan Trust
5.804% due 07/25/2047 •		274	184

IndyMac INDX Mortgage Loan Trust
4.691% due 12/25/2034 ~		8	7
5.824% due 09/25/2046 •		528	448
5.844% due 06/25/2046 •		208	162
5.864% due 05/25/2046 •		75	66
5.924% due 07/25/2035 •		55	50

InTown Mortgage Trust
7.814% due 08/15/2039 •		28,500	28,692

JP Morgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050		4,135	4,027
4.128% due 07/05/2031		5,000	4,633
6.582% due 06/15/2035 •		23,840	22,268
6.789% due 12/15/2036 •		8,500	6,825
6.823% due 12/15/2031 •		4,345	3,678

JP Morgan Mortgage Trust
3.500% due 05/25/2050 ~		1,526	1,367
3.500% due 08/25/2050 ~		283	250
3.886% due 04/25/2035 ~		547	439
5.000% due 02/25/2052 •		10,076	9,353

Kinbane DAC
4.698% due 09/25/2062 ~	EUR	16,777	17,972

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	$3,049	$2,957
1.875% due 10/25/2068 þ	10,408	10,104
2.250% due 07/25/2067 þ	6,391	6,187

Luminent Mortgage Trust
5.784% due 12/25/2036 •	312	266
5.804% due 12/25/2036 •	45	41
5.844% due 10/25/2046 •	84	73

MASTR Adjustable Rate Mortgages Trust
5.371% due 11/21/2034 ~	169	159
5.654% due 04/25/2046 •	161	139

MASTR Alternative Loan Trust
6.000% due 08/25/2033 «	184	174

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
6.140% due 11/15/2031 •	141	133

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.880% due 12/15/2030 •	137	130
6.020% due 10/20/2029 •	132	132
6.300% due 08/15/2032 •	10	9

Merrill Lynch Mortgage Investors Trust
5.864% due 02/25/2036 •	949	886
5.944% due 11/25/2035 •	104	96
7.215% due 12/25/2032 «•	1	1

Merrill Lynch Mortgage-Backed Securities Trust
4.212% due 04/25/2037 ~	143	123

MFA Trust
1.131% due 07/25/2060 ~	1,456	1,289
1.479% due 03/25/2065 ~	1,151	1,080

Mill City Mortgage Loan Trust
1.125% due 11/25/2060 ~	9,822	9,185
2.750% due 08/25/2059 ~	9,737	9,251

Morgan Stanley Bank of America Merrill Lynch Trust
3.040% due 04/15/2048	489	485

Morgan Stanley Capital Trust
6.440% due 05/15/2036 •	11,400	10,783

Morgan Stanley Mortgage Loan Trust
5.884% due 02/25/2047 •	653	174
7.124% due 06/25/2036 ~	23	23

Morgan Stanley Residential Mortgage Loan Trust
5.000% due 09/25/2051 •	11,459	10,637

MortgageIT Mortgage Loan Trust
6.184% due 12/25/2034 •	144	140

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~	1,992	1,817
2.464% due 01/26/2060 ~	854	782
3.500% due 12/25/2057 ~	1,634	1,554
3.500% due 10/25/2059 ~	1,449	1,342
4.500% due 05/25/2058 ~	6,437	6,203

New York Mortgage Trust
1.670% due 08/25/2061 þ	15,822	15,168

28	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NYO Commercial Mortgage Trust
6.535% due 11/15/2038 •		$55,900	$54,201

OBX Trust
5.000% due 10/25/2051 •		5,722	5,317
5.988% due 03/25/2028 þ		13,800	13,835
6.067% due 01/25/2064 þ		15,924	15,947
6.094% due 06/25/2057 •		642	619
6.129% due 12/25/2063 þ		27,698	27,741

One New York Plaza Trust
6.390% due 01/15/2036 •		27,900	27,233

PRKCM Trust
6.333% due 03/25/2059 þ		5,214	5,226

PRPM LLC
6.265% due 12/25/2068 þ		4,100	4,102

Residential Accredit Loans, Inc. Trust
5.654% due 04/25/2046 •		136	37
5.735% due 08/25/2035 •		271	201
5.944% due 08/25/2037 •		103	93
6.449% due 09/25/2045 •		146	129

Residential Asset Securitization Trust
5.489% due 12/25/2034 ~		660	606
5.750% due 02/25/2036		80	29

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032 «		8	8

Residential Mortgage Securities PLC
6.473% due 06/20/2070 •	GBP	17,417	22,019

RESIMAC Premier
6.133% due 07/10/2052 •		$2,517	2,514

Sage AR Funding PLC
6.471% due 11/17/2030 •	GBP	4,800	6,017

Sequoia Mortgage Trust
3.854% due 01/20/2047 ~		$59	42
5.843% due 05/20/2035 •		775	698
6.168% due 04/20/2035 «~		20	19
6.203% due 10/20/2027 «•		44	41
6.417% due 05/20/2034 «•		79	77

Structured Adjustable Rate Mortgage Loan Trust
4.728% due 08/25/2035 ~		154	131
6.489% due 01/25/2035 •		22	19
7.020% due 02/25/2034 ~		11	10
7.020% due 02/25/2034 «~		1	1

Structured Asset Mortgage Investments Trust
5.704% due 03/25/2037 •		240	91
5.824% due 07/25/2046 •		861	599
5.884% due 05/25/2036 •		2,039	1,589
5.884% due 05/25/2046 •		598	205
5.904% due 05/25/2045 •		121	108
5.941% due 07/19/2035 •		37	35
6.004% due 02/25/2036 •		7	6
6.021% due 07/19/2034 «•		3	3
6.101% due 09/19/2032 •		3	3
6.141% due 03/19/2034 «•		58	52
6.141% due 04/19/2035 •		328	311

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thornburg Mortgage Securities Trust
5.378% due 04/25/2045 «~		$25	$23

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	3,580	4,521
6.572% due 07/20/2045 •		27,214	34,366
6.691% due 02/20/2045 •		3,647	4,608

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		$14,053	13,289
2.710% due 01/25/2060 ~		11,711	10,963
2.750% due 07/25/2057 ~		1,560	1,534
3.750% due 05/25/2058 ~		13,264	12,779
6.444% due 05/25/2058 •		6,269	6,382
6.444% due 10/25/2059 •		4,310	4,345

Trinity Square PLC
6.072% due 07/15/2059 •	GBP	12,492	15,777

TTAN
6.290% due 03/15/2038 •		$2,267	2,265

Verus Securitization Trust
1.977% due 03/25/2060 ~		38	37
5.712% due 01/25/2069 þ		21,809	21,698
5.811% due 05/25/2068 þ		6,417	6,385
5.850% due 12/25/2067 þ		5,262	5,236
5.999% due 02/25/2068 þ		1,669	1,664
6.443% due 08/25/2068 þ		3,834	3,850
6.476% due 06/25/2068 þ		12,793	12,850

WaMu Mortgage Pass-Through Certificates Trust
3.312% due 05/25/2037 ~		198	153
3.393% due 04/25/2037 ~		107	92
3.730% due 01/25/2037 ~		154	129
4.196% due 02/25/2037 ~		533	462
4.244% due 12/25/2046 •		340	291
4.250% due 02/25/2037 ~		220	195
4.279% due 12/25/2036 ~		105	93
4.397% due 02/27/2034 •		11	11
4.399% due 12/25/2046 •		698	576
4.441% due 02/25/2037 ~		207	177
4.442% due 09/25/2036 ~		136	112
4.442% due 09/25/2036 «~		3	2
4.648% due 06/25/2034 «~		276	244
5.641% due 03/25/2033 ~		12	12
5.688% due 09/25/2033 ~		316	292
5.789% due 02/25/2047 •		197	164
5.819% due 01/25/2047 •		112	103
5.829% due 01/25/2047 •		232	202
5.849% due 04/25/2047 •		381	325
5.880% due 09/25/2033 «~		58	54
5.964% due 11/25/2045 •		37	34
5.984% due 12/25/2045 •		40	39
6.024% due 10/25/2045 •		245	235
6.064% due 01/25/2045 •		27	26
6.089% due 02/25/2046 •		633	553
6.089% due 08/25/2046 •		2,548	2,303
6.137% due 07/25/2046 •		96	79
6.137% due 08/25/2046 •		1,123	900
6.164% due 10/25/2045 •		408	387

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.224% due 01/25/2045 •		$738	$698
6.289% due 11/25/2042 •		62	57
6.339% due 01/25/2047 •		81	71
6.489% due 06/25/2042 •		58	53
6.489% due 08/25/2042 •		96	90
6.589% due 09/25/2046 •		156	144
6.589% due 11/25/2046 •		65	56

Warwick Finance Residential Mortgages PLC
6.242% due 03/21/2042 •	GBP	2,285	2,890

Washington Mutual Mortgage Pass-Through Certificates Trust
6.059% due 05/25/2046 •		$174	126

Wells Fargo Commercial Mortgage Trust
6.990% due 01/15/2059 •		3,500	3,471

Wells Fargo-RBS Commercial Mortgage Trust
3.369% due 11/15/2047		1,485	1,474

Total Non-Agency Mortgage-Backed Securities (Cost $1,229,213)			1,198,371

ASSET-BACKED SECURITIES 33.2%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		3,893	3,802

522 Funding CLO Ltd.
6.659% due 04/20/2030 •		686	688

AASET Trust
3.844% due 01/16/2038		5,509	3,967

ABFC Trust
6.144% due 06/25/2034 •		237	231
6.419% due 06/25/2033 •		527	521

ACAS CLO Ltd.
6.450% due 10/18/2028 •		12,865	12,889

Accredited Mortgage Loan Trust
5.704% due 09/25/2036 •		1,516	1,493

ACE Securities Corp. Home Equity Loan Trust
5.564% due 10/25/2036 •		8	3
6.224% due 04/25/2034 •		11,380	10,576
6.479% due 10/25/2034 •		1,823	1,722

ACHV ABS Trust
6.600% due 08/19/2030		13	13

ACREC LLC
7.555% due 02/19/2038 •		6,300	6,337

Ally Auto Receivables Trust
5.760% due 11/15/2026		21,196	21,217
6.150% due 01/17/2034		3,984	3,994

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •		7,159	7,176

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.224% due 05/25/2034 •		28	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Amortizing Residential Collateral Trust
6.144% due 10/25/2031 •		$85	$83

AMRESCO Residential Securities Corp. Mortgage Loan Trust
6.384% due 06/25/2029 •		73	70

Anchorage Capital CLO Ltd.
0.000% due 04/22/2034 •(b)		32,200	32,200
6.626% due 07/15/2030 •		25,604	25,594
6.716% due 07/15/2032 •		28,400	28,414

Apidos CLO
6.508% due 07/17/2030 •		4,049	4,059

Aqueduct European CLO DAC
4.610% due 07/20/2030 •	EUR	13,976	15,096

AREIT LLC
7.569% due 06/17/2039 •		$26,300	26,417

AREIT Trust
6.521% due 11/17/2038 •		15,014	14,948

Ares CLO Ltd.
6.446% due 01/15/2029 •		4,040	4,045
6.610% due 04/18/2031 •		10,200	10,208
6.626% due 01/15/2032 •		15,000	15,004
6.637% due 04/17/2033 •		24,900	24,901

Argent Mortgage Loan Trust
4.087% due 12/25/2033 «•		372	414

Asset-Backed Securities Corp. Home Equity Loan Trust
3.240% due 07/25/2036 •		1,138	1,095
5.524% due 05/25/2037 •		17	12

Avis Budget Rental Car Funding AESOP LLC
2.360% due 03/20/2026		36,305	35,448

Bain Capital Euro CLO DAC
4.710% due 01/20/2032 •	EUR	14,391	15,390

Bank of America Auto Trust
5.830% due 05/15/2026		$18,693	18,713

Bear Stearns Asset-Backed Securities Trust
6.104% due 10/25/2032 «•		4	3
6.179% due 09/25/2035 •		3,244	3,224
6.244% due 10/27/2032 «•		23	22
6.444% due 11/25/2042 •		9	8
6.694% due 08/25/2037 •		79	77

Benefit Street Partners CLO Ltd.
6.526% due 10/15/2030 •		7,267	7,267
6.671% due 04/20/2034 •		5,400	5,399

Birch Grove CLO Ltd.
6.721% due 06/15/2031 •		19,629	19,691

Black Diamond CLO DAC
4.830% due 01/20/2032 •	EUR	550	592

BlueMountain CLO Ltd.
6.515% due 10/25/2030 •		$9,800	9,800

BMW Canada Auto Trust
5.430% due 01/20/2026	CAD	21,071	15,547

30	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BMW Vehicle Lease Trust
5.270% due 02/25/2025		$940	$940
5.950% due 08/25/2025		14,455	14,473
5.990% due 09/25/2026		23,400	23,597

Brightspire Capital Ltd.
6.591% due 08/19/2038 •		12,805	12,639

BXMT Ltd.
6.840% due 11/15/2037 •		2,395	2,327

Capital One Multi-Asset Execution Trust
2.800% due 03/15/2027		11,300	11,033

Capital One Prime Auto Receivables Trust
3.740% due 09/15/2025		3,485	3,476

CARDS Trust
6.179% due 07/15/2028 •		30,000	30,092

Carlyle Euro CLO DAC
4.642% due 01/15/2031 •	EUR	11,328	12,113

Carlyle Global Market Strategies CLO Ltd.
6.548% due 04/17/2031 •		$1,345	1,346

Carlyle U.S. CLO Ltd.
6.478% due 10/15/2031 •		16,500	16,500
6.579% due 04/20/2031 •		10,336	10,359

CarMax Auto Owner Trust
5.230% due 01/15/2026		4,220	4,217
5.300% due 03/15/2027		17,700	17,689
5.340% due 12/15/2025		2,553	2,552
5.720% due 11/16/2026		5,417	5,420
5.939% due 03/15/2027 •		24,200	24,252
6.119% due 12/15/2026 •		27,200	27,295
6.169% due 06/15/2026 •		12,345	12,371

Carvana Auto Receivables Trust
0.800% due 01/10/2027		3,200	3,051
4.420% due 12/10/2025		699	698

Chase Funding Trust
6.084% due 08/25/2032 •		18	18

Chesapeake Funding LLC
6.569% due 05/15/2035 •		10,282	10,324

CIFC Funding Ltd.
6.530% due 10/24/2030 •		25,061	25,044
6.641% due 04/27/2031 •		380	381

Citibank Credit Card Issuance Trust
6.063% due 04/22/2026 •		34,800	34,813

Citigroup Mortgage Loan Trust
5.504% due 07/25/2045 •		190	135

Citizens Auto Receivables Trust
5.919% due 10/15/2026 •		23,700	23,725
6.090% due 10/15/2026		29,524	29,588
6.130% due 07/15/2026		6,917	6,931
6.269% due 07/15/2026 •		10,412	10,437

CNH Equipment Trust
5.900% due 02/16/2027		37,100	37,193

Commonbond Student Loan Trust
2.550% due 05/25/2041		967	912
3.560% due 09/25/2045		820	772

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
5.734% due 05/25/2047 •		$133	$128
5.744% due 09/25/2046 •		10	9
5.984% due 12/25/2034 •		3,411	3,324
6.184% due 05/25/2032 «•		20	20
6.244% due 10/25/2047 •		1,151	1,034
6.269% due 03/25/2034 •		670	680
6.344% due 05/25/2036 •		274	266
6.944% due 10/25/2034 •		908	897

Countrywide Revolving Home Equity Loan Trust
5.580% due 01/15/2037 «•		5	4

Credit Suisse First Boston Mortgage Securities Corp.
5.233% due 01/25/2032 •		1	1

Credit-Based Asset Servicing & Securitization LLC
3.266% due 08/25/2035 «•		186	182
5.555% due 07/25/2037 •		195	127

Credit-Based Asset Servicing & Securitization Trust
5.564% due 11/25/2036 •		33	15

Crestline Denali CLO Ltd.
6.717% due 10/23/2031 •		27,447	27,437

CVC Cordatus Loan Fund DAC
4.570% due 09/15/2031 •	EUR	18,787	20,158

Daimler Trucks Retail Trust
6.030% due 09/15/2025		$25,028	25,062

Dell Equipment Finance Trust
5.840% due 01/22/2029		18,401	18,418
6.100% due 04/23/2029		16,900	16,959

Delta Funding Home Equity Loan Trust
6.260% due 09/15/2029 «•		14	13

DLLAA LLC
5.930% due 07/20/2026		10,641	10,664

Dryden Euro CLO DAC
4.602% due 04/15/2033 •	EUR	9,328	9,942

Dryden Senior Loan Fund
6.475% due 07/15/2030 •		$1,800	1,807
6.479% due 10/19/2029 •		7,900	7,900

ECMC Group Student Loan Trust
6.185% due 02/27/2068 •		13,801	13,650
6.435% due 07/25/2069 •		7,323	7,284
6.485% due 05/25/2067 •		949	947

Edsouth Indenture LLC
6.165% due 04/25/2039 •		520	519

EFS Volunteer LLC
6.473% due 10/25/2035 •		190	190

Elevation CLO Ltd.
6.536% due 10/25/2030 •		13,434	13,441

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046		23,708	20,540

EMC Mortgage Loan Trust
6.184% due 05/25/2040 •		17	17

Enterprise Fleet Financing LLC
4.380% due 07/20/2029		8,518	8,429

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	31

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.760% due 10/22/2029		$27,853	$27,907
6.400% due 03/20/2030		36,100	36,671

Euro-Galaxy CLO DAC
4.565% due 04/24/2034 •	EUR	3,744	4,018

Exeter Automobile Receivables Trust
5.600% due 08/17/2026		$14,943	14,945

Fifth Third Auto Trust
5.800% due 11/16/2026		19,585	19,602

Finance America Mortgage Loan Trust
6.269% due 08/25/2034 •		5,271	4,961

First Franklin Mortgage Loan Trust
5.604% due 11/25/2036 •		529	520

First NLC Trust
5.514% due 08/25/2037 •		323	163

Ford Auto Securitization Trust
1.162% due 10/15/2025	CAD	4,610	3,381
5.889% due 05/15/2026		904	673

Ford Credit Auto Lease Trust
5.190% due 06/15/2025		$3,445	3,444
5.819% due 07/15/2026 •		29,000	29,035
5.909% due 02/15/2026 •		61,900	61,993

Ford Credit Auto Owner Trust
5.140% due 03/15/2026		4,297	4,289
5.839% due 04/15/2025 •		801	801
6.079% due 08/15/2025 •		4,841	4,845

Fremont Home Loan Trust
6.179% due 01/25/2035 •		482	469

Gallatin CLO Ltd.
6.666% due 07/15/2031 •		15,420	15,407

GM Financial Consumer Automobile Receivables Trust
5.100% due 05/18/2026		10,358	10,339
5.740% due 09/16/2026		20,182	20,201
5.849% due 11/16/2026 •		19,800	19,831
5.969% due 11/17/2025 •		9,521	9,527
6.069% due 05/18/2026 •		10,170	10,186

GMF Canada Leasing Trust Asset-Backed Notes
5.458% due 04/21/2025	CAD	7,086	5,271

GMF Floorplan Owner Revolving Trust
2.900% due 04/15/2026		$33,200	33,167

GoldenTree Loan Management U.S. CLO Ltd.
6.477% due 04/24/2031 •		17,000	17,003
6.489% due 11/20/2030 •		3,433	3,434

GPMT Ltd.
6.793% due 12/15/2036 •		14,996	14,550

Greystone Commercial Real Estate Notes Ltd.
6.620% due 09/15/2037 •		2,263	2,260

Greywolf CLO Ltd.
6.746% due 01/27/2031 •		4,726	4,725

GSAA Home Equity Trust
5.984% due 07/25/2037 «•		334	302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
5.514% due 12/25/2036 •		$258	$125
5.964% due 06/25/2036 •		2,840	2,705
6.194% due 01/25/2034 •		853	821

GSRPM Mortgage Loan Trust
5.944% due 03/25/2035 •		715	725

Harvest CLO DAC
4.702% due 07/15/2031 •	EUR	9,500	10,179

HERA Commercial Mortgage Ltd.
6.491% due 02/18/2038 •		$6,160	6,077

Hertz Vehicle Financing LLC
5.490% due 06/25/2027		38,400	38,483

Home Equity Asset Trust
6.029% due 07/25/2036 •		1,678	1,653
6.364% due 02/25/2033 «•		1	1
6.389% due 06/25/2034 •		1,699	1,673

Honda Auto Receivables Owner Trust
5.410% due 04/15/2026		9,254	9,247

HSI Asset Loan Obligation Trust
4.812% due 12/25/2036 •		82	25

HSI Asset Securitization Corp. Trust
5.764% due 05/25/2037 •		14	14
5.939% due 02/25/2036 •		1,819	1,698

Hyundai Auto Lease Securitization Trust
5.919% due 03/16/2026 •		32,137	32,189
5.959% due 04/15/2025 •		5,341	5,344
6.019% due 01/15/2025 •		760	760
6.069% due 09/15/2025 •		6,315	6,325

Hyundai Auto Receivables Trust
0.000% due 04/15/2027 •		5,100	5,102
5.190% due 12/15/2025		10,347	10,331
5.290% due 04/15/2027		12,000	11,993
5.770% due 05/15/2026		17,195	17,218
5.800% due 01/15/2027		10,500	10,529
6.069% due 12/15/2025 •		13,796	13,810
6.099% due 11/17/2025 •		19,327	19,349

Invesco Euro CLO DAC
4.592% due 07/15/2031 •	EUR	2,500	2,663

JP Morgan Mortgage Acquisition Trust
5.654% due 10/25/2036 •		$1,548	1,521
5.684% due 05/25/2037 •		265	261
5.849% due 07/25/2036 •		1,671	1,624

Jubilee CLO DAC
4.552% due 04/15/2030 •	EUR	3,613	3,893

KKR CLO Ltd.
6.500% due 07/18/2030 •		$9,206	9,225
6.526% due 07/15/2030 •		7,204	7,218

LAD Auto Receivables Trust
5.930% due 06/15/2027		18,589	18,610
6.090% due 06/15/2026		9,415	9,423
6.210% due 10/15/2026		28,228	28,270

32	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Laurelin DAC
4.690% due 10/20/2031 •	EUR	24,078	$25,878

LCM LP
6.579% due 07/20/2030 •		$18,295	18,303

LCM Ltd.
6.649% due 10/20/2029 •		800	802

Lehman ABS Mortgage Loan Trust
5.534% due 06/25/2037 •		218	143

LL ABS Trust
1.070% due 05/15/2029		132	132

LoanCore Issuer Ltd.
6.740% due 07/15/2036 •		3,285	3,271

Long Beach Mortgage Loan Trust
6.004% due 10/25/2034 •		359	345
6.144% due 03/25/2032 «•		16	16
6.419% due 04/25/2035 •		6,471	6,371
6.464% due 08/25/2033 «•		158	153

M&T Equipment Notes
6.090% due 07/15/2030		32,478	32,508

M360 Ltd.
6.943% due 11/22/2038 •		19,203	18,842

Marble Point CLO Ltd.
6.616% due 10/15/2030 •		23,736	23,789

Massachusetts Educational Financing Authority
6.573% due 04/25/2038 •		257	257

Master Credit Card Trust
6.069% due 01/21/2028 •		50,700	50,774
6.169% due 01/21/2027 •		91,000	91,445

MASTR Asset-Backed Securities Trust
5.544% due 11/25/2036 •		47	15
5.544% due 01/25/2037 •		251	73
6.144% due 09/25/2034 •		5,469	4,993
6.224% due 02/25/2034 •		772	777

MBarc Credit Canada, Inc.
5.445% due 10/15/2025	CAD	72,673	53,672

Mercedes-Benz Auto Receivables Trust
5.090% due 01/15/2026		$11,500	11,488
5.260% due 10/15/2025		2,489	2,488

Merrill Lynch Mortgage Investors Trust
5.604% due 09/25/2037 •		3	1
5.684% due 02/25/2037 •		248	73

MF1 Ltd.
6.521% due 10/16/2036 •		49,026	48,720
7.140% due 11/15/2035 •		18,830	18,865

MF1 Multifamily Housing Mortgage Loan Trust
6.290% due 07/15/2036 •		15,185	15,106

MidOcean Credit CLO
6.611% due 01/29/2030 •		5,616	5,617
6.631% due 02/20/2031 •		25,861	25,911

MKS CLO Ltd.
6.579% due 07/20/2030 •		3,911	3,911

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MMAF Equipment Finance LLC
5.200% due 09/13/2027		$12,000	$11,975
5.570% due 09/09/2025		4,057	4,056
5.790% due 11/13/2026		17,940	17,974

Morgan Stanley ABS Capital, Inc. Trust
5.504% due 05/25/2037 •		80	71
5.644% due 09/25/2036 •		17	6
6.064% due 12/25/2035 •		345	334
6.344% due 05/25/2034 •		11,112	10,984

Morgan Stanley Home Equity Loan Trust
6.434% due 05/25/2035 •		562	546

Morgan Stanley IXIS Real Estate Capital Trust
5.494% due 11/25/2036 •		7	2

Mountain View CLO LLC
6.666% due 10/16/2029 •		4,374	4,374

Navient Private Education Loan Trust
2.460% due 11/15/2068		1,431	1,347
6.340% due 11/15/2068 •		2,069	2,058
6.890% due 07/16/2040 •		4,627	4,647

Navient Private Education Refi Loan Trust
1.060% due 10/15/2069		593	522
1.170% due 09/16/2069		6,402	5,776
1.330% due 04/15/2069		6,823	6,171
1.690% due 05/15/2069		10,879	9,868
6.440% due 04/15/2069 •		7,119	7,090

Navient Student Loan Trust
6.235% due 07/26/2066 •		9,659	9,666
6.485% due 12/27/2066 •		14,712	14,720
7.019% due 03/15/2072 •		26,700	26,952

Nelnet Student Loan Trust
5.884% due 09/27/2066 •		5,961	5,952
6.035% due 02/27/2051 •		2,015	2,003
6.135% due 09/27/2038 •		2,399	2,387
6.235% due 09/25/2065 •		1,545	1,540
6.244% due 08/25/2067 •		17,379	17,276
6.285% due 02/25/2066 •		1,860	1,846
6.335% due 06/27/2067 •		35,129	34,959

Neuberger Berman CLO Ltd.
6.490% due 10/18/2029 •		3,928	3,936

New Century Home Equity Loan Trust
5.804% due 05/25/2036 •		88	87
6.374% due 11/25/2034 •		1,663	1,633

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.594% due 07/25/2036 •		2,495	2,270

Northstar Education Finance, Inc.
6.135% due 12/26/2031 •		280	280

NovaStar Mortgage Funding Trust
3.332% due 01/25/2036 •		1,806	1,776
6.524% due 06/25/2035 •		803	799

OAK Hill European Credit Partners DAC
4.710% due 10/20/2031 •	EUR	34,113	36,534

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oaktree CLO Ltd.
6.689% due 04/22/2030 •		$14,200	$14,207

OCP CLO Ltd.
6.699% due 07/20/2029 •		1,063	1,065

OCP Euro CLO DAC
4.850% due 09/22/2034 •	EUR	9,000	9,682

Octagon Investment Partners Ltd.
6.483% due 10/20/2030 •		$14,200	14,196

Pagaya AI Debt Selection Trust
6.813% due 03/15/2030 ~		1,464	1,472

Palmer Square European Loan Funding DAC
4.722% due 04/15/2031 •	EUR	19,196	20,520

Palmer Square Loan Funding Ltd.
6.376% due 10/15/2029 •		$6,055	6,050
6.479% due 04/20/2029 •		1,381	1,382

PFP Ltd.
6.439% due 08/09/2037 •		5,578	5,554
7.600% due 08/19/2035 •		18,600	18,673

PFS Financing Corp.
6.469% due 08/15/2027 •		54,200	54,557

PRET LLC
1.868% due 07/25/2051 þ		2,621	2,537
1.992% due 02/25/2061 þ		6,594	6,445
2.487% due 07/25/2051 þ		4,127	4,036
5.240% due 09/27/2060 þ		2,784	2,755

Progress Residential Trust
1.692% due 08/17/2040		8,085	6,994
2.013% due 11/17/2040		4,379	3,828

RAAC Trust
5.994% due 01/25/2046 •		2,131	2,106

RCKT Mortgage Trust
6.025% due 02/25/2044 ~		8,498	8,495

Ready Capital Mortgage Financing LLC
6.394% due 07/25/2036 •		2,474	2,460
6.971% due 01/25/2037 •		29,169	29,145
7.703% due 10/25/2039 •		7,422	7,458

Regatta Funding Ltd.
6.828% due 10/17/2030 •		953	955

Renaissance Home Equity Loan Trust
4.304% due 08/25/2033 •		267	244
6.164% due 11/25/2034 •		107	96

Residential Asset Mortgage Products Trust
6.134% due 10/25/2035 •		29	28
6.224% due 07/25/2035 •		256	253
6.372% due 01/25/2034 •		885	885

Residential Asset Securities Corp. Trust
6.089% due 03/25/2035 «•		76	74

Saranac CLO Ltd.
6.717% due 08/13/2031 •		2,884	2,899

SBA Tower Trust
3.869% due 10/15/2049 þ		9,800	9,685

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBNA Auto Lease Trust
6.270% due 04/20/2026	$28,100	$28,231

Securitized Asset-Backed Receivables LLC Trust
6.114% due 08/25/2034 •	3,243	2,940
6.119% due 01/25/2035 •	421	374

SFS Auto Receivables Securitization Trust
5.890% due 03/22/2027	864	865
6.119% due 03/22/2027 •	3,599	3,608

SLC Student Loan Trust
5.681% due 05/15/2029 •	1,478	1,474

SLM Student Loan Trust
5.763% due 10/27/2031 •	418	418
5.885% due 06/25/2043 •	6,982	6,874
6.085% due 12/27/2038 •	1,259	1,255
6.135% due 01/25/2029 •	2,852	2,782
6.223% due 10/25/2029 •	3,793	3,793
6.373% due 04/25/2049 •	159	158
6.523% due 07/25/2049 •	1,416	1,395
7.323% due 10/25/2024 •	2,273	2,274

SMB Private Education Loan Trust
1.340% due 03/17/2053	9,129	8,217
1.600% due 09/15/2054	7,863	7,170
2.340% due 09/15/2034	118	116
6.170% due 01/15/2053 •	6,378	6,322
6.294% due 09/15/2054 •	28,749	28,667
6.869% due 11/15/2052 •	11,803	11,916
6.890% due 02/17/2032 •	496	497
6.940% due 04/15/2032 •	311	311
7.169% due 05/16/2050 •	4,151	4,197

SoFi Consumer Loan Program Trust
5.810% due 05/15/2031	3,691	3,689
6.210% due 04/15/2031	798	798

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	241	232

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	9,587	8,742

Sound Point CLO Ltd.
6.477% due 01/23/2029 •	41	41
6.566% due 07/25/2030 •	18,387	18,400

Soundview Home Loan Trust
5.984% due 03/25/2036 •	666	658
6.004% due 05/25/2036 •	8,486	8,144

Specialty Underwriting & Residential Finance Trust
6.419% due 12/25/2035 •	344	338

Stonepeak ABS
2.301% due 02/28/2033	5,294	4,928

Structured Asset Securities Corp. Mortgage Loan Trust
6.940% due 04/25/2035 •	152	150

Symphony CLO Ltd.
6.536% due 04/16/2031 •	2,781	2,787

Symphony Static CLO Ltd.
6.416% due 10/25/2029 •	16,119	16,128

34	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Synchrony Card Funding LLC
5.740% due 10/15/2029		$5,000	$5,078

TCI-Symphony CLO Ltd.
6.596% due 10/13/2032 •		43,510	43,598

TCW CLO Ltd.
6.556% due 04/25/2031 •		3,008	3,007

Terwin Mortgage Trust
5.864% due 07/25/2037 •		269	267

Tesla Auto Lease Trust
5.860% due 08/20/2025		25,991	26,029
6.020% due 09/22/2025		30,662	30,741

Toro European CLO DAC
4.856% due 01/12/2032 •	EUR	8,600	9,253

Towd Point Asset Trust
6.143% due 11/20/2061 •		$13,885	13,742

Towd Point Mortgage Trust
5.848% due 01/25/2064 ~		7,739	7,747
6.125% due 02/25/2064 ~		1,684	1,688

Toyota Auto Receivables Owner Trust
3.830% due 08/15/2025		897	895
5.889% due 08/15/2025 •		2,171	2,172
6.015% due 01/15/2026 •		11,309	11,320

Toyota Lease Owner Trust
5.870% due 04/20/2026 •		43,151	43,211

Trillium Credit Card Trust
6.086% due 12/26/2028 •		61,000	61,035
6.187% due 08/26/2028 •		112,600	113,103

Trinitas CLO Ltd.
6.693% due 04/25/2033 •		14,500	14,551

USAA Auto Owner Trust
5.830% due 07/15/2026		21,200	21,224

Venture CLO Ltd.
6.456% due 04/15/2027 •		7,089	7,089
6.479% due 10/20/2028 •		8,323	8,332
6.559% due 09/07/2030 •		15,673	15,662
6.636% due 07/15/2031 •		9,208	9,212
6.679% due 01/20/2029 •		11,138	11,133
6.709% due 04/20/2032 •		16,700	16,728

Verizon Master Trust
5.969% due 12/20/2028 •		17,200	17,271

Vibrant CLO Ltd.
6.619% due 09/15/2030 •		29,163	29,140
6.699% due 07/20/2032 •		7,650	7,663

VMC Finance LLC
6.541% due 06/16/2036 •		1,108	1,104

Volkswagen Auto Lease Trust
5.890% due 01/20/2026 •		31,732	31,768

Volkswagen Auto Loan Enhanced Trust
5.500% due 12/21/2026		36,712	36,710

Voya CLO Ltd.
6.576% due 10/15/2030 •		1,480	1,481

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Asset-Backed Certificates Trust
4.485% due 10/25/2036 •	$44	$16

Wind River CLO Ltd.
6.656% due 07/15/2031 •	37,700	37,679

World Omni Auto Receivables Trust
3.730% due 03/16/2026	3,548	3,536
5.180% due 07/15/2026	6,518	6,510
5.250% due 11/16/2026	7,460	7,451
5.570% due 12/15/2026	12,407	12,413

World Omni Automobile Lease Securitization Trust
6.079% due 11/17/2025 •	5,325	5,335

Total Asset-Backed Securities (Cost $3,558,833)		3,527,854

SHORT-TERM INSTRUMENTS 2.4%

COMMERCIAL PAPER 1.7%

Arrow Electronics, Inc.
5.750% due 04/04/2024	16,400	16,382

Bacardi Martini BV
5.800% due 04/18/2024	9,500	9,468
5.900% due 04/17/2024	17,700	17,643

Crown Castle, Inc.
5.830% due 04/30/2024	30,050	29,890
5.850% due 05/02/2024	66,950	66,571

Eversource Energy
5.630% due 04/16/2024	6,100	6,083
5.630% due 04/17/2024	15,400	15,353
5.630% due 04/23/2024	15,200	15,140

L3Harris Technologies, Inc.
5.600% due 04/01/2024	1,100	1,099

Microchip Technology, Inc.
5.570% due 04/19/2024	2,700	2,691

VW Credit, Inc.
5.720% due 04/03/2024	600	599

		180,919

REPURCHASE AGREEMENTS (g) 0.5%
		50,802

SHORT-TERM NOTES 0.2%

Huntington Auto Trust
5.625% due 02/18/2025	18,938	18,943

U.S. TREASURY BILLS 0.0%
5.370% due 05/02/2024 - 06/06/2024 (c)(d)(k)	1,967	1,951

Total Short-Term Instruments (Cost $252,719)		252,615

Total Investments in Securities (Cost $10,582,050)		10,480,472

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.1%

SHORT-TERM INSTRUMENTS 2.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.1%

PIMCO Short Asset Portfolio	806,041	$7,851

PIMCO Short-Term Floating NAV Portfolio III	21,632,087	210,415

Total Short-Term Instruments (Cost $218,266)		218,266

Total Investments in Affiliates (Cost $218,266)		218,266

Total Investments 100.8% (Cost $10,800,316)		$10,698,738

Financial Derivative Instruments (h)(j) 0.1% (Cost or Premiums, net $0)		6,880

Other Assets and Liabilities, net (0.9)%		(91,405)

Net Assets 100.0%		$10,614,213

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Principal amount of security is adjusted for inflation.

(f)	Restricted Securities.

36	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$ 36,302	U.S. Treasury Notes 5.000% due 09/30/2025	$(37,028)	$36,302	$36,312
SAL	5.400	03/28/2024	04/01/2024	14,500	U.S. Treasury Notes 0.875% due 06/30/2026	(14,815)	14,500	14,509

Total Repurchase Agreements						$(51,843)	$50,802	$50,821

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$36,312	$0	$0	$36,312	$(37,028)	$(716)
SAL	14,509	0	0	14,509	(14,815)	(306)

Total Borrowings and Other Financing Transactions	$50,821	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(42,950) at a weighted average interest rate of 5.291%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2024	2,824	$302,212	$(354)	$0	$(331)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Schedule of Investments PIMCO Short-Term Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	9,946	$(2,033,802)	$5,017	$2,020	$0
U.S. Treasury 10-Year Note June Futures	06/2024	423	(46,867)	(319)	33	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	784	(89,854)	(816)	0	(12)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	143	(18,447)	(182)	0	(67)

				$3,700	$2,053	$(79)

Total Futures Contracts				$3,346	$2,053	$(410)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,053	$0	$2,053	$0	$(410)	$0	$(410)

(i)

Securities with an aggregate market value of $6,190 and cash of $12,070 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2024		AUD	46,440	$		30,450	$187	$0
	04/2024	$		2,258		AUD	3,445	0	(13)
	05/2024		AUD	3,445	$		2,260	13	0
BOA	04/2024	$		3,163		AUD	4,829	0	(16)
	04/2024			1,226		JPY	185,223	0	(2)
	05/2024		AUD	4,829	$		3,166	16	0
	05/2024		JPY	184,381			1,226	2	0
BPS	04/2024		AUD	1,641			1,067	0	(2)
	04/2024		EUR	531			578	5	0
	04/2024		GBP	129,723			164,671	942	0
	06/2024		ILS	15			4	0	0
BRC	04/2024	$		1,170		CAD	1,584	0	0
	05/2024			1,078			1,465	4	0
	06/2024			11		ILS	39	0	0
CBK	04/2024		AUD	6,077	$		3,967	7	0
	04/2024		ILS	5,815			1,606	24	0
	04/2024	$		8,471		AUD	12,813	0	(121)
	04/2024			52,005		CAD	70,624	134	0
	04/2024			2,028		GBP	1,609	2	0
	05/2024			1,143			905	0	(1)

38	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
DUB	04/2024		EUR	200,221	$		217,623	$1,615	$0
	04/2024	$		1,016		GBP	800	0	(6)
	05/2024			1,091		EUR	1,006	0	(4)
GLM	04/2024		AUD	1,776	$		1,158	1	0
	04/2024	$		1,599		AUD	2,448	0	(4)
JPM	04/2024		CAD	196,693	$		145,773	562	0
	06/2024	$		79		ILS	287	0	(1)
	06/2024			119		MXN	2,022	1	0
MBC	04/2024		AUD	101,315	$		65,884	0	(138)
	04/2024	$		79,577		CAD	107,919	95	0
	04/2024			1,088		EUR	1,006	0	(3)
	04/2024			160,806		GBP	127,314	0	(117)
	05/2024		CAD	107,873	$		79,577	0	(96)
	05/2024		GBP	127,314			160,833	118	0
	06/2024	$		21		ILS	77	0	0
MYI	04/2024			217,254		EUR	200,752	0	(673)
	05/2024		EUR	200,752	$		217,518	685	0
RBC	04/2024	$		1,525		CAD	2,059	0	(5)
	05/2024		GBP	5	$		6	0	0
SCX	04/2024	$		10,714		CAD	14,527	11	0
TOR	04/2024		AUD	328,644	$		215,397	1,236	0
	04/2024		JPY	185,971			1,244	16	0
	05/2024		AUD	4,128			2,696	4	0
UAG	04/2024	$		299,504		AUD	458,231	0	(898)
	05/2024		AUD	458,230	$		299,758	903	0

Total Forward Foreign Currency Contracts								$6,583	$(2,100)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.900%	09/09/2024	976,600	$879	$1,045

Total Purchased Options							$879	$1,045

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.342%	09/09/2024	976,600	$(879)	$(291)

Total Written Options							$(879)	$(291)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Schedule of Investments PIMCO Short-Term Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
AZD	$200	$0	$0	$200	$(13)	$0	$0	$(13)	$187	$0	$187
BOA	18	0	0	18	(18)	0	0	(18)	0	0	0
BPS	947	0	0	947	(2)	0	0	(2)	945	(690)	255
BRC	4	0	0	4	0	0	0	0	4	0	4
CBK	167	0	0	167	(122)	0	0	(122)	45	0	45
DUB	1,615	0	0	1,615	(10)	0	0	(10)	1,605	(940)	665
FAR	0	1,045	0	1,045	0	(291)	0	(291)	754	(570)	184
GLM	1	0	0	1	(4)	0	0	(4)	(3)	0	(3)
JPM	563	0	0	563	(1)	0	0	(1)	562	(969)	(407)
MBC	213	0	0	213	(354)	0	0	(354)	(141)	245	104
MYI	685	0	0	685	(673)	0	0	(673)	12	0	12
RBC	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
SCX	11	0	0	11	0	0	0	0	11	0	11
TOR	1,256	0	0	1,256	0	0	0	0	1,256	(540)	716
UAG	903	0	0	903	(898)	0	0	(898)	5	0	5

Total Over the Counter	$6,583	$1,045	$0	$7,628	$(2,100)	$(291)	$0	$(2,391)

(k)

Securities with an aggregate market value of $245 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,053	$2,053

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,583	$0	$6,583
Purchased Options	0	0	0	0	1,045	1,045

	$0	$0	$0	$6,583	$1,045	$7,628

	$0	$0	$0	$6,583	$3,098	$9,681

40	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$410	$410

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,100	$0	$2,100
Written Options	0	0	0	0	291	291

	$0	$0	$0	$2,100	$291	$2,391

	$0	$0	$0	$2,100	$701	$2,801

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19,737	$19,737
Swap Agreements	0	(37,199)	0	0	(119)	(37,318)

	$0	$(37,199)	$0	$0	$19,618	$(17,581)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,667	$0	$16,667
Purchased Options	0	0	0	0	3,580	3,580
Written Options	0	0	0	0	1,985	1,985

	$0	$0	$0	$16,667	$5,565	$22,232

	$0	$(37,199)	$0	$16,667	$25,183	$4,651

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$45,923	$45,923
Swap Agreements	0	15,985	0	0	0	15,985

	$0	$15,985	$0	$0	$45,923	$61,908

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,228)	$0	$(2,228)
Purchased Options	0	0	0	0	165	165
Written Options	0	0	0	0	587	587

	$0	$0	$0	$(2,228)	$752	$(1,476)

	$0	$15,985	$0	$(2,228)	$46,675	$60,432

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	41

Schedule of Investments PIMCO Short-Term Fund (Cont.)

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,723	$0	$3,723
Corporate Bonds & Notes
Banking & Finance	0	3,509,917	14,080	3,523,997
Industrials	0	855,878	0	855,878
Utilities	0	408,382	0	408,382
Municipal Bonds & Notes
Louisiana	0	13,849	0	13,849
U.S. Government Agencies	0	630,225	0	630,225
U.S. Treasury Obligations	0	65,578	0	65,578
Non-Agency Mortgage-Backed Securities	0	1,197,092	1,279	1,198,371
Asset-Backed Securities	0	3,526,650	1,204	3,527,854
Short-Term Instruments
Commercial Paper	0	180,919	0	180,919
Repurchase Agreements	0	50,802	0	50,802
Short-Term Notes	0	18,943	0	18,943
U.S. Treasury Bills	0	1,951	0	1,951
	$0	$10,463,909	$16,563	$10,480,472

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$218,266	$0	$0	$218,266
Total Investments	$218,266	$10,463,909	$16,563	$10,698,738
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,053	0	2,053
Over the counter	0	7,628	0	7,628
	$0	$9,681	$0	$9,681
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(410)	0	(410)
Over the counter	0	(2,391)	0	(2,391)
	$0	$(2,801)	$0	$(2,801)
Total Financial Derivative Instruments	$0	$6,880	$0	$6,880
Totals	$218,266	$10,470,789	$16,563	$10,705,618

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

42	PIMCO SHORT-TERM FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Short-Term Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed

ANNUAL REPORT	MARCH 31, 2024	43

Notes to Financial Statements (Cont.)

from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

44	PIMCO SHORT-TERM FUND

March 31, 2024

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional

ANNUAL REPORT	MARCH 31, 2024	45

Notes to Financial Statements (Cont.)

disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security

46	PIMCO SHORT-TERM FUND

March 31, 2024

or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets

ANNUAL REPORT	MARCH 31, 2024	47

Notes to Financial Statements (Cont.)

that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

48	PIMCO SHORT-TERM FUND

March 31, 2024

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the

ANNUAL REPORT	MARCH 31, 2024	49

Notes to Financial Statements (Cont.)

extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

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Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website

ANNUAL REPORT	MARCH 31, 2024	51

Notes to Financial Statements (Cont.)

at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$0	$7,839	$0	$0	$12	$7,851	$34	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$123,450	$5,922,379	$(5,835,000)	$(401)	$(13)	$210,415	$4,763	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year)

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pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

ANNUAL REPORT	MARCH 31, 2024	53

Notes to Financial Statements (Cont.)

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

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Restricted investments held by the Fund as of March 31, 2024, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by

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Notes to Financial Statements (Cont.)

the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term

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of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

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Notes to Financial Statements (Cont.)

During the period ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees,

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risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in

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Notes to Financial Statements (Cont.)

accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

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amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference

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Notes to Financial Statements (Cont.)

credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the

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Notes to Financial Statements (Cont.)

protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Collateralized Loan Obligations Risk: the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood and the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

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Notes to Financial Statements (Cont.)

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

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There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward

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Notes to Financial Statements (Cont.)

settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the

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“Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.20%	0.20%	0.20%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class R	0.25%	0.25%

Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the

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Notes to Financial Statements (Cont.)

contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

70	PIMCO SHORT-TERM FUND

March 31, 2024

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $35,274.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$2,420,365	$2,939,906	$5,079,077	$4,877,623

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2024	71

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	311,109	$2,974,583	432,792	$4,138,132

I-2	82,477	788,433	145,912	1,395,705

I-3	5,356	51,144	10,512	100,517

Administrative Class	168	1,607	371	3,563

Class A	15,101	144,433	24,093	230,595

Class C	1,288	12,321	2,498	23,937

Class R	2,137	20,446	9,560	91,656

Issued as reinvestment of distributions

Institutional Class	37,319	356,899	34,506	327,606

I-2	10,078	96,377	9,148	86,833

I-3	354	3,388	266	2,527

Administrative Class	96	920	88	835

Class A	3,875	37,056	4,042	38,361

Class C	261	2,498	251	2,377

Class R	620	5,932	627	5,949

Cost of shares redeemed

Institutional Class	(410,921)	(3,925,071)	(886,184)	(8,487,412)

I-2	(127,544)	(1,218,640)	(204,474)	(1,955,353)

I-3	(7,056)	(67,383)	(7,533)	(71,794)

Administrative Class	(720)	(6,882)	(635)	(6,068)

Class A	(40,612)	(387,820)	(75,419)	(721,536)

Class C	(2,855)	(27,278)	(3,907)	(37,324)

Class R	(6,943)	(66,277)	(8,040)	(76,764)

Net increase (decrease) resulting from Fund share transactions	(126,412)	$(1,203,314)	(511,526)	$(4,907,658)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, two persons owned of record or beneficially 10% or more of the Fund’s total outstanding shares comprising 32% of the Fund.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

72	PIMCO SHORT-TERM FUND

March 31, 2024

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Short-Term Fund	$0	$0	$(103,415)	$(2,325)	$(405,958)	$0	$(24,249)	$(535,947)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, interest from defaulted securities, straddle loss deferrals, and return of capital distributions from underlying funds.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Short-Term Fund	$141,496	$264,462

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2024	73

Notes to Financial Statements (Cont.)

March 31, 2024

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Short-Term Fund	$10,809,831	$46,489	$(149,000)	$(102,511)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and return of capital distributions from underlying funds.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Short-Term Fund	$498,510	$0	$30,181	$490,426	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

74	PIMCO SHORT-TERM FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Short-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Short-Term Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2024	75

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	RBC	Royal Bank of Canada
CBK	Citibank N.A.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FAR	Wells Fargo Bank National Association	TOR	The Toronto-Dominion Bank
FICC	Fixed Income Clearing Corporation	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	ILS	Israeli Shekel
CAD	Canadian Dollar	JPY	Japanese Yen
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso
EUR	Euro	USD	United States Dollar
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	SOFRINDX	Secured Overnight Financing Rate Index
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	TSFR3M	Term SOFR 3-Month
SOFR	Secured Overnight Financing Rate

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced

76	PIMCO SHORT-TERM FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Short-Term Fund	0%	0%	$498,510	$0	$438,338

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Short-Term Fund	0%

ANNUAL REPORT	MARCH 31, 2024	77

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

78	PIMCO SHORT-TERM FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	79

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

80	PIMCO SHORT-TERM FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2024	81

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

82	PIMCO SHORT-TERM FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	MARCH 31, 2024	83

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2023. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

84	PIMCO SHORT-TERM FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3024AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO Total Return Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO TOTAL RETURN FUND

Important Information About the PIMCO Total Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the PIMCO Total Return Fund (Cont.)

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund

4	PIMCO TOTAL RETURN FUND

fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the PIMCO Total Return Fund (Cont.)

limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Total Return Fund	05/11/87	05/11/87	04/30/08	04/27/18	09/08/94	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

6	PIMCO TOTAL RETURN FUND

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	MARCH 31, 2024	7

PIMCO Total Return Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	3.27%	0.75%	1.80%	6.23%
PIMCO Total Return Fund I-2	3.17%	0.65%	1.70%	6.14%
PIMCO Total Return Fund I-3	3.12%	0.60%	1.65%	6.07%
PIMCO Total Return Fund Administrative Class	3.02%	0.50%	1.54%	5.96%
PIMCO Total Return Fund Class A	2.93%	0.41%	1.43%	5.77%
PIMCO Total Return Fund Class A (adjusted)	(0.93)%	(0.35)%	1.05%	5.64%
PIMCO Total Return Fund Class C	2.16%	(0.34)%	0.67%	4.99%
PIMCO Total Return Fund Class C (adjusted)	1.17%	(0.34)%	0.67%	4.99%
PIMCO Total Return Fund Class R	2.68%	0.16%	1.18%	5.50%
Bloomberg U.S. Aggregate Index	1.70%	0.36%	1.54%	5.38%♦
Lipper Core Plus Bond Funds Average	2.50%	0.77%	1.65%	5.43%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.49% for Institutional Class shares, 0.59% for I-2 shares, 0.69% for I-3 shares, 0.74% for Administrative Class shares, 0.83% for Class A shares, 1.58% for Class C shares, and 1.08% for Class R shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO TOTAL RETURN FUND

Institutional Class - PTTRX	I-2 - PTTPX	I-3 - PTTNX	Administrative Class - PTRAX
Class A - PTTAX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	41.4%
Corporate Bonds & Notes	17.9%
Non-Agency Mortgage-Backed Securities	11.8%
U.S. Treasury Obligations	10.1%
Asset-Backed Securities	10.2%
Short-Term Instruments‡	4.6%
Sovereign Issues	2.9%
Other	1.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to securitized credit, including non-agency mortgage-backed securities and collateralized loan obligations, contributed to relative performance, as spreads tightened.

»	Tactical U.S. duration positioning, including underweight exposure to the long end of the curve, contributed to relative performance, as U.S. yields rose.

»	Overweight exposure to agency mortgage-backed securities contributed to relative performance, as spreads tightened.
»	Underweight exposure to investment-grade corporate credit detracted from relative performance, as spreads tightened.

»	Long exposure to the Japanese yen detracted from relative performance, as the currency depreciated against the U.S. dollar.

»	Short exposure to the British pound sterling detracted from relative performance, as the currency appreciated relative to the U.S. dollar in the second and fourth quarter of 2023.

ANNUAL REPORT	MARCH 31, 2024	9

Expense Example PIMCO Total Return Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,069.10	$2.73	$1,000.00	$1,022.23	$2.66	0.53%
I-2	1,000.00	1,068.60	3.24	1,000.00	1,021.73	3.17	0.63
I-3	1,000.00	1,068.40	3.50	1,000.00	1,021.48	3.42	0.68
Administrative Class	1,000.00	1,067.80	4.01	1,000.00	1,020.98	3.92	0.78
Class A	1,000.00	1,067.30	4.47	1,000.00	1,020.54	4.37	0.87
Class C	1,000.00	1,063.40	8.31	1,000.00	1,016.81	8.12	1.62
Class R	1,000.00	1,066.00	5.75	1,000.00	1,019.29	5.62	1.12

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO TOTAL RETURN FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	11

Financial Highlights PIMCO Total Return Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2024	$8.63	$0.36	$(0.09)	$0.27	$(0.21)	$0.00	$(0.13)	$(0.34)

03/31/2023	9.58	0.27	(0.83)	(0.56)	(0.39)	0.00	0.00	(0.39)

03/31/2022	10.22	0.20	(0.60)	(0.40)	(0.24)	0.00	0.00	(0.24)

03/31/2021	10.49	0.22	0.13	0.35	(0.24)	(0.38)	0.00	(0.62)

03/31/2020	10.12	0.32	0.44	0.76	(0.38)	(0.01)	0.00	(0.39)

I-2

03/31/2024	8.63	0.36	(0.10)	0.26	(0.20)	0.00	(0.13)	(0.33)

03/31/2023	9.58	0.27	(0.84)	(0.57)	(0.38)	0.00	0.00	(0.38)

03/31/2022	10.22	0.19	(0.60)	(0.41)	(0.23)	0.00	0.00	(0.23)

03/31/2021	10.49	0.21	0.13	0.34	(0.23)	(0.38)	0.00	(0.61)

03/31/2020	10.12	0.31	0.44	0.75	(0.37)	(0.01)	0.00	(0.38)

I-3

03/31/2024	8.63	0.35	(0.09)	0.26	(0.20)	0.00	(0.13)	(0.33)

03/31/2023	9.58	0.27	(0.84)	(0.57)	(0.38)	0.00	0.00	(0.38)

03/31/2022	10.22	0.19	(0.60)	(0.41)	(0.23)	0.00	0.00	(0.23)

03/31/2021	10.49	0.21	0.13	0.34	(0.23)	(0.38)	0.00	(0.61)

03/31/2020	10.12	0.30	0.45	0.75	(0.37)	(0.01)	0.00	(0.38)

Administrative Class

03/31/2024	8.63	0.34	(0.09)	0.25	(0.19)	0.00	(0.13)	(0.32)

03/31/2023	9.58	0.25	(0.83)	(0.58)	(0.37)	0.00	0.00	(0.37)

03/31/2022	10.22	0.18	(0.60)	(0.42)	(0.22)	0.00	0.00	(0.22)

03/31/2021	10.49	0.19	0.14	0.33	(0.22)	(0.38)	0.00	(0.60)

03/31/2020	10.12	0.30	0.44	0.74	(0.36)	(0.01)	0.00	(0.37)

Class A

03/31/2024	8.63	0.33	(0.09)	0.24	(0.18)	0.00	(0.13)	(0.31)

03/31/2023	9.58	0.24	(0.83)	(0.59)	(0.36)	0.00	0.00	(0.36)

03/31/2022	10.22	0.17	(0.60)	(0.43)	(0.21)	0.00	0.00	(0.21)

03/31/2021	10.49	0.18	0.14	0.32	(0.21)	(0.38)	0.00	(0.59)

03/31/2020	10.12	0.29	0.44	0.73	(0.35)	(0.01)	0.00	(0.36)

Class C

03/31/2024	8.63	0.27	(0.09)	0.18	(0.12)	0.00	(0.13)	(0.25)

03/31/2023	9.58	0.17	(0.82)	(0.65)	(0.30)	0.00	0.00	(0.30)

03/31/2022	10.22	0.09	(0.60)	(0.51)	(0.13)	0.00	0.00	(0.13)

03/31/2021	10.49	0.11	0.13	0.24	(0.13)	(0.38)	0.00	(0.51)

03/31/2020	10.12	0.21	0.44	0.65	(0.27)	(0.01)	0.00	(0.28)

12	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.56	3.27%	$42,614,284	0.51%	0.51%	0.46%	0.46%	4.32%	469%

8.63	(5.75)	44,432,756	0.49	0.49	0.46	0.46	3.09	377

9.58	(4.02)	51,678,056	0.46	0.46	0.46	0.46	1.97	289

10.22	3.25	52,033,884	0.47	0.47	0.46	0.46	2.06	430

10.49	7.63	51,804,718	0.70	0.70	0.46	0.46	3.08	554

8.56	3.17	4,757,258	0.61	0.61	0.56	0.56	4.23	469

8.63	(5.85)	4,276,414	0.59	0.59	0.56	0.56	2.99	377

9.58	(4.11)	4,428,616	0.56	0.56	0.56	0.56	1.86	289

10.22	3.15	4,682,354	0.57	0.57	0.56	0.56	1.96	430

10.49	7.52	3,809,717	0.80	0.80	0.56	0.56	2.97	554

8.56	3.12	139,332	0.66	0.71	0.61	0.66	4.18	469

8.63	(5.89)	136,834	0.64	0.69	0.61	0.66	3.03	377

9.58	(4.16)	92,075	0.61	0.66	0.61	0.66	1.81	289

10.22	3.10	107,994	0.62	0.67	0.61	0.66	1.94	430

10.49	7.47	193,779	0.85	0.90	0.61	0.66	2.90	554

8.56	3.02	731,886	0.76	0.76	0.71	0.71	4.05	469

8.63	(5.99)	1,069,278	0.74	0.74	0.71	0.71	2.79	377

9.58	(4.26)	1,569,483	0.71	0.71	0.71	0.71	1.72	289

10.22	2.99	1,668,610	0.72	0.72	0.71	0.71	1.82	430

10.49	7.36	1,739,412	0.95	0.95	0.71	0.71	2.85	554

8.56	2.93	4,553,670	0.85	0.85	0.80	0.80	3.98	469

8.63	(6.07)	5,217,377	0.83	0.83	0.80	0.80	2.74	377

9.58	(4.34)	6,460,966	0.80	0.80	0.80	0.80	1.62	289

10.22	2.90	7,991,147	0.81	0.81	0.80	0.80	1.72	430

10.49	7.27	7,612,609	1.04	1.04	0.80	0.80	2.75	554

8.56	2.16	126,074	1.60	1.60	1.55	1.55	3.22	469

8.63	(6.78)	154,869	1.58	1.58	1.55	1.55	1.96	377

9.58	(5.06)	222,903	1.55	1.55	1.55	1.55	0.87	289

10.22	2.13	353,523	1.56	1.56	1.55	1.55	1.01	430

10.49	6.47	914,682	1.79	1.79	1.55	1.55	2.05	554

ANNUAL REPORT	MARCH 31, 2024	13

Financial Highlights PIMCO Total Return Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2024	$8.63	$0.31	$(0.09)	$0.22	$(0.16)	$0.00	$(0.13)	$(0.29)

03/31/2023	9.58	0.22	(0.83)	(0.61)	(0.34)	0.00	0.00	(0.34)

03/31/2022	10.22	0.14	(0.60)	(0.46)	(0.18)	0.00	0.00	(0.18)

03/31/2021	10.49	0.16	0.13	0.29	(0.18)	(0.38)	0.00	(0.56)

03/31/2020	10.12	0.26	0.44	0.70	(0.32)	(0.01)	0.00	(0.33)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which the Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

14	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.56	2.68%	$386,149	1.10%	1.10%	1.05%	1.05%	3.73%	469%

8.63	(6.31)	414,747	1.08	1.08	1.05	1.05	2.47	377

9.58	(4.58)	549,527	1.05	1.05	1.05	1.05	1.37	289

10.22	2.64	677,048	1.06	1.06	1.05	1.05	1.48	430

10.49	7.00	722,176	1.29	1.29	1.05	1.05	2.50	554

ANNUAL REPORT	MARCH 31, 2024	15

Consolidated Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$69,404,548
Investments in Affiliates	3,009,831

Financial Derivative Instruments
Exchange-traded or centrally cleared	21,576
Over the counter	147,203
Cash	64,129
Deposits with counterparty	40,332
Foreign currency, at value	835,021
Receivable for investments sold	52,416
Receivable for investments sold on a delayed-delivery basis	4,778
Receivable for TBA investments sold	16,064,660
Receivable for Fund shares sold	74,070
Interest and/or dividends receivable	328,347
Dividends receivable from Affiliates	10,948
Reimbursement receivable from PIMCO	21

Total Assets	90,057,880

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,450
Payable for short sales	872,029

Financial Derivative Instruments
Exchange-traded or centrally cleared	39,346
Over the counter	58,581
Payable for investments purchased	213,111
Payable for investments in Affiliates purchased	12,711
Payable for TBA investments purchased	35,115,120
Payable for unfunded loan commitments	2,854
Deposits from counterparty	203,835
Payable for Fund shares redeemed	192,819
Distributions payable	12,368
Accrued investment advisory fees	11,300
Accrued supervisory and administrative fees	10,301
Accrued distribution fees	320
Accrued servicing fees	1,074
Foreign capital gains tax payable	8

Total Liabilities	36,749,227

Commitments and Contingent Liabilities^

Net Assets	$53,308,653

Net Assets Consist of:

Paid in capital	$64,359,069
Distributable earnings (accumulated loss)	(11,050,416)

Net Assets	$53,308,653

Cost of investments in securities	$74,140,444
Cost of investments in Affiliates	$3,060,809
Cost of foreign currency held	$836,907
Proceeds received on short sales	$871,373
Cost or premiums of financial derivative instruments, net	$63,003

* Includes repurchase agreements of:	$136,433

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

16	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

Net Assets:

Institutional Class	$42,614,284
I-2	4,757,258
I-3	139,332
Administrative Class	731,886
Class A	4,553,670
Class C	126,074
Class R	386,149

Shares Issued and Outstanding:

Institutional Class	4,979,897
I-2	555,929
I-3	16,282
Administrative Class	85,530
Class A	532,141
Class C	14,733
Class R	45,125

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.56
I-2	8.56
I-3	8.56
Administrative Class	8.56
Class A	8.56
Class C	8.56
Class R	8.56

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2024	17

Consolidated Statement of Operations PIMCO Total Return Fund

Year Ended March 31, 2024
(Amounts in thousands†)

Investment Income:

Interest	$2,441,478
Dividends	41
Dividends from Investments in Affiliates	144,898
Miscellaneous income	8,790
Total Income	2,595,207

Expenses:

Investment advisory fees	134,221
Supervisory and administrative fees	122,312
Distribution and/or servicing fees - Administrative Class	2,208
Distribution and/or servicing fees - Class A	11,993
Distribution and/or servicing fees - Class C	1,369
Distribution and/or servicing fees - Class R	1,972
Trustee fees	356
Interest expense	27,828
Miscellaneous expense	583
Total Expenses	302,842
Waiver and/or Reimbursement by PIMCO	(115)
Net Expenses	302,727

Net Investment Income (Loss)	2,292,480

Net Realized Gain (Loss):

Investments in securities	(1,332,136)
Investments in Affiliates	1,958
Exchange-traded or centrally cleared financial derivative instruments	(223,063)
Over the counter financial derivative instruments	116,054
Foreign currency	(90,470)

Net Realized Gain (Loss)	(1,527,657)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	379,963
Investments in Affiliates	30,656
Exchange-traded or centrally cleared financial derivative instruments	301,817
Over the counter financial derivative instruments	181,617
Short sales	8
Foreign currency assets and liabilities	(8,477)

Net Change in Unrealized Appreciation (Depreciation)	885,584

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,650,407

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,292,480	$1,779,778
Net realized gain (loss)	(1,527,657)	(3,627,419)
Net change in unrealized appreciation (depreciation)	885,584	(2,081,168)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,650,407	(3,928,809)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,089,730)	(2,051,440)
I-2	(109,612)	(182,343)
I-3	(3,452)	(4,706)
Administrative Class	(20,211)	(50,741)
Class A	(105,592)	(227,368)
Class C	(1,985)	(5,718)
Class R	(7,728)	(17,445)

Tax basis return of capital
Institutional Class	(651,893)	0
I-2	(68,192)	0
I-3	(2,194)	0
Administrative Class	(13,432)	0
Class A	(72,955)	0
Class C	(2,082)	0
Class R	(6,000)	0

Total Distributions(a)	(2,155,058)	(2,539,761)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,888,971)	(2,830,781)

Total Increase (Decrease) in Net Assets	(2,393,622)	(9,299,351)

Net Assets:

Beginning of year	55,702,275	65,001,626
End of year	$53,308,653	$55,702,275

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	19

Consolidated Schedule of Investments PIMCO Total Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

Altice France SA
10.814% (TSFR03M + 5.500%) due 08/15/2028 ~		$11,309	$9,051

American Airlines, Inc.
10.329% (TSFR03M + 4.750%) due 04/20/2028 ~		8,925	9,284

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~		84,141	74,694

Cotiviti, Inc.
TBD% due 02/21/2031		34,900	34,856

Encina Private Credit LLC
TBD% - 9.134% due 11/30/2025 «µ		8,594	8,469

Forward Air Corp.
9.827% (TSFR1M + 4.500%) due 12/19/2030 ~		22,015	21,737

GHH Holdings Ltd.
7.145% due 12/04/2024 «(l)	GBP	49,316	61,284

Kre Broadway Owner LLC
7.133% - 10.318% (TSFR1M + 1.815%) due 11/10/2024 «~		$102,949	69,226

Project Quasar Pledgco SLU
7.093% (EUR001M + 3.250%) due 03/15/2026 «~	EUR	65,826	68,907

U.S. Renal Care, Inc.
10.442% (TSFR1M + 5.000%) due 06/20/2028 ~		$586	511

Worldpay LLC
8.309% (TSFR1M + 3.000%) due 01/31/2031 ~		18,300	18,388

Total Loan Participations and Assignments (Cost $429,316)			376,407

CORPORATE BONDS & NOTES 24.3%

BANKING & FINANCE 14.5%

ABN AMRO Bank NV
2.470% due 12/13/2029 •		5,300	4,645

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.339% due 09/18/2027 •	$5,200	$5,291
6.575% due 10/13/2026 •	5,500	5,556

Accident Fund Insurance Co. of America
8.500% due 08/01/2032	45,000	44,454

AerCap Ireland Capital DAC
2.875% due 08/14/2024	37,500	37,073
3.500% due 01/15/2025	10,450	10,274
4.450% due 10/01/2025	22,600	22,248
4.450% due 04/03/2026	3,900	3,837

AIB Group PLC
4.263% due 04/10/2025 •	4,000	3,998
7.583% due 10/14/2026 •	1,100	1,129

Aircastle Ltd.
2.850% due 01/26/2028	54,500	48,954
4.125% due 05/01/2024	2,000	1,997
4.250% due 06/15/2026	1,500	1,458

Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2028	600	575

Ally Financial, Inc.
2.200% due 11/02/2028	890	763
5.800% due 05/01/2025	3,800	3,795
6.848% due 01/03/2030 •	8,400	8,652

American Assets Trust LP
3.375% due 02/01/2031	28,500	23,260

American Express Co.
2.550% due 03/04/2027	1,960	1,831
6.338% due 10/30/2026 •	7,700	7,804

American Homes 4 Rent LP
2.375% due 07/15/2031	2,600	2,116
3.625% due 04/15/2032	3,100	2,727
4.250% due 02/15/2028	6,678	6,416
4.900% due 02/15/2029	53,900	52,920

American Honda Finance Corp.
5.947% (SOFRINDX + 0.620%) due 06/07/2024 ~	74,400	74,450
6.018% due 01/10/2025 •	79,200	79,390
6.057% (SOFRINDX + 0.700%) due 11/22/2024 ~	29,400	29,485

American Tower Corp.
2.100% due 06/15/2030	11,000	9,146
2.400% due 03/15/2025	700	679
2.750% due 01/15/2027	23,000	21,548
3.375% due 10/15/2026	4,165	3,979
3.950% due 03/15/2029	1,000	945
5.200% due 02/15/2029	4,500	4,500

Antares Holdings LP
3.950% due 07/15/2026	6,200	5,833
6.500% due 02/08/2029	16,200	16,100
7.950% due 08/11/2028	20,600	21,425

Aon Corp.
2.800% due 05/15/2030	13,300	11,728

Aon North America, Inc.
5.125% due 03/01/2027	21,300	21,435
5.150% due 03/01/2029	9,800	9,861

20	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asian Development Bank
6.000% due 02/05/2026	BRL	43,700	$8,286

Athene Global Funding
5.684% due 02/23/2026		$5,400	5,423
6.574% (SOFRINDX + 1.210%) due 03/25/2027 ~		25,000	25,029

Aviation Capital Group LLC
3.500% due 11/01/2027		1,000	931
4.125% due 08/01/2025		33,233	32,375
4.875% due 10/01/2025		3,800	3,732
5.500% due 12/15/2024		20,062	19,990

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		17,549	15,617
3.950% due 07/01/2024		40,900	40,666
5.750% due 03/01/2029		11,100	11,054

Banco Bilbao Vizcaya Argentaria SA
5.381% due 03/13/2029		15,600	15,745
6.033% due 03/13/2035 •		11,100	11,271

Banco BTG Pactual SA
2.750% due 01/11/2026		7,600	7,182
4.500% due 01/10/2025		3,000	2,962

Banco do Brasil SA
4.875% due 01/11/2029		500	481

Banco Santander Chile
2.700% due 01/10/2025		3,050	2,983

Banco Santander SA
2.746% due 05/28/2025		1,400	1,354
3.496% due 03/24/2025		30,600	30,049
3.892% due 05/24/2024		2,600	2,594
4.175% due 03/24/2028 •		19,200	18,513
6.527% due 11/07/2027 •		15,800	16,211
6.607% due 11/07/2028		15,800	16,707
6.742% (SOFRRATE + 1.380%) due 03/14/2028 ~		24,800	24,905

Bangkok Bank PCL
3.466% due 09/23/2036 •(k)		3,000	2,533

Bank of America Corp.
0.981% due 09/25/2025 •		8,900	8,695
1.197% due 10/24/2026 •		26,600	24,905
2.551% due 02/04/2028 •		38,300	35,610
3.384% due 04/02/2026 •		24,550	24,018
3.419% due 12/20/2028 •		27,497	25,804
3.559% due 04/23/2027 •		6,600	6,370
3.824% due 01/20/2028 •		4,099	3,949
3.841% due 04/25/2025 •		37,000	36,950
3.974% due 02/07/2030 •		8,700	8,248
4.376% due 04/27/2028 •		4,900	4,785
5.933% due 09/15/2027 •		48,200	48,857
6.714% (SOFRRATE + 1.350%) due 09/15/2027 ~		25,000	25,299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America NA
6.376% (SOFRRATE + 1.020%) due 08/18/2026 ~		$8,100	$8,194

Bank of Ireland Group PLC
6.253% due 09/16/2026 •		26,400	26,574

Bank of New York Mellon Corp.
4.975% due 03/14/2030 •		11,300	11,314

Banque Federative du Credit Mutuel SA
5.896% due 07/13/2026		11,100	11,252

Barclays PLC
2.852% due 05/07/2026 •		48,600	47,122
2.894% due 11/24/2032 •		2,209	1,838
5.674% due 03/12/2028 •		26,700	26,803
5.690% due 03/12/2030 •		16,500	16,591
6.375% due 12/15/2025 •(i)(k)	GBP	1,100	1,339
6.490% due 09/13/2029 •		$17,500	18,199
6.496% due 09/13/2027 •		42,300	43,163
6.852% (SOFRRATE + 1.490%) due 03/12/2028 ~		46,500	46,796
7.242% (SOFRRATE + 1.880%) due 09/13/2027 ~		29,000	29,494
7.325% due 11/02/2026 •		40,000	40,999
7.385% due 11/02/2028 •		31,700	33,631
7.437% due 11/02/2033 •		3,191	3,547

BGC Group, Inc.
3.750% due 10/01/2024		26,157	25,794
4.375% due 12/15/2025		4,500	4,378
8.000% due 05/25/2028		18,100	19,244

Block Financial LLC
3.875% due 08/15/2030		8,300	7,544

Blue Owl Finance LLC
3.125% due 06/10/2031		2,000	1,676

BNP Paribas SA
1.904% due 09/30/2028 •		39,900	35,538
2.219% due 06/09/2026 •		23,200	22,315
2.819% due 11/19/2025 •		9,300	9,122
2.871% due 04/19/2032 •		5,800	4,920
4.625% due 02/25/2031 •(i)(k)		12,400	10,260
5.125% due 01/13/2029 •		16,800	16,781
5.198% due 01/10/2030 •		33,000	32,833
5.497% due 05/20/2030 •		31,700	31,782

BOOST NEWCO BORROWER LLC
7.500% due 01/15/2031		1,700	1,781

Boston Properties LP
2.450% due 10/01/2033		4,076	3,072
3.400% due 06/21/2029		28,441	25,540

BPCE SA
6.612% due 10/19/2027 •		29,050	29,676

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	21

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.714% due 10/19/2029 •	$16,700	$17,480
7.003% due 10/19/2034 •	5,400	5,882

Brandywine Operating Partnership LP
3.950% due 11/15/2027	13,116	11,747
4.550% due 10/01/2029	16,500	14,361
8.050% due 03/15/2028	1,900	1,932

Brixmor Operating Partnership LP
2.250% due 04/01/2028	2,500	2,222
3.900% due 03/15/2027	3,090	2,967
4.125% due 06/15/2026	8,500	8,280

Brookfield Finance, Inc.
4.000% due 04/01/2024	427	427
4.350% due 04/15/2030	11,200	10,704

Brown & Brown, Inc.
2.375% due 03/15/2031	2,600	2,157

CaixaBank SA
5.673% due 03/15/2030 •	3,000	3,000

Cape Lookout Re Ltd.
14.952% (T-BILL 3MO + 9.590%) due 03/28/2029 ~	57,700	57,136

Capital One Financial Corp.
2.636% due 03/03/2026 •	7,300	7,097
4.166% due 05/09/2025 •	13,000	12,974
4.927% due 05/10/2028 •	22,600	22,316
4.985% due 07/24/2026 •	12,200	12,125

Citigroup, Inc.
2.014% due 01/25/2026 •	4,000	3,879
2.572% due 06/03/2031 •	38,100	32,567
3.070% due 02/24/2028 •	71,900	67,648
4.658% due 05/24/2028 •	2,400	2,365
5.174% due 02/13/2030 •	27,700	27,579
6.045% (SOFRRATE + 0.694%) due 01/25/2026 ~	4,700	4,706
6.814% (TSFR3M + 1.512%) due 07/01/2026 ~	7,050	7,141

Citrus Re Ltd.
10.602% (T-BILL 3MO + 5.240%) due 06/07/2029 ~	30,000	30,265

CNA Financial Corp.
2.050% due 08/15/2030	1,200	1,004

Consumers 2023 Securitization Funding LLC
5.210% due 09/01/2031	2,600	2,638
5.550% due 03/01/2028	33,700	33,809

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •	6,000	5,616
1.106% due 02/24/2027 •	24,700	22,753
4.375% due 08/04/2025	22,300	21,921
4.655% due 08/22/2028 •	32,000	31,347
5.447% due 03/05/2030 •	14,750	14,822

Corebridge Global Funding
5.750% due 07/02/2026	2,500	2,504

Corporate Office Properties LP
2.250% due 03/15/2026	5,390	5,073
2.750% due 04/15/2031	2,700	2,229

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CPI Property Group SA
1.500% due 01/27/2031	EUR	2,786	$1,999
1.625% due 04/23/2027		28,900	26,363

Credit Agricole SA
1.247% due 01/26/2027 •		$7,800	7,231
1.907% due 06/16/2026 •		13,200	12,624
6.231% (SOFRRATE + 0.870%) due 03/11/2027 ~		21,850	21,910
6.316% due 10/03/2029 •		15,250	15,818

Credit Suisse AG
0.250% due 01/05/2026	EUR	2,100	2,137
3.700% due 02/21/2025		$4,400	4,326
4.750% due 08/09/2024		11,150	11,110
5.182% (EUR003M + 1.230%) due 05/31/2024 ~	EUR	7,000	7,567
7.500% due 02/15/2028		$22,400	24,164
7.950% due 01/09/2025		21,100	21,455

Credit Suisse AG AT1 Claim		27,500	3,159

Crown Castle, Inc.
2.900% due 03/15/2027		500	468
3.700% due 06/15/2026		600	580
4.800% due 09/01/2028		4,000	3,924
5.600% due 06/01/2029		8,100	8,211

CubeSmart LP
2.500% due 02/15/2032		3,500	2,860

Danske Bank AS
1.621% due 09/11/2026 •		9,200	8,665
4.298% due 04/01/2028 •		18,900	18,245
5.427% due 03/01/2028 •		3,700	3,709
5.705% due 03/01/2030 •		5,600	5,638
6.259% due 09/22/2026 •		11,500	11,615

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	19,900	20,695
1.625% due 01/20/2027		46,900	47,719
1.750% due 01/17/2028		12,300	12,361
2.129% due 11/24/2026 •		$22,800	21,510
2.311% due 11/16/2027 •		30,400	27,803
2.625% due 12/16/2024	GBP	7,500	9,272
3.035% due 05/28/2032 •		$400	337
3.547% due 09/18/2031 •		50,650	44,634
3.700% due 05/30/2024		3,000	2,988
3.729% due 01/14/2032 •		800	674
3.961% due 11/26/2025 •		286,405	282,546
6.119% due 07/14/2026 •		6,600	6,627
6.574% (SOFRRATE + 1.219%) due 11/16/2027 ~		18,300	18,117

Digital Euro Finco LLC
2.625% due 04/15/2024	EUR	200	216

Digital Realty Trust LP
3.600% due 07/01/2029		$26,910	24,810
4.450% due 07/15/2028		43,490	42,129

22	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DNB Bank ASA
1.127% due 09/16/2026 •	$12,100	$11,351

DOC DR LLC
3.950% due 01/15/2028	3,900	3,727

East Lane Re Ltd.
14.612% (T-BILL 3MO + 9.250%) due 03/31/2026 ~	13,400	13,444

Empower Finance LP
1.357% due 09/17/2027	15,600	13,813
1.776% due 03/17/2031	4,100	3,274

EPR Properties
3.600% due 11/15/2031	15,100	12,631
3.750% due 08/15/2029	14,900	13,173
4.500% due 06/01/2027	7,800	7,427
4.950% due 04/15/2028	25,572	24,359

Equinix, Inc.
1.000% due 09/15/2025	58,500	54,731
1.550% due 03/15/2028	38,144	33,106
2.500% due 05/15/2031	14,790	12,341
3.200% due 11/18/2029	4,600	4,119

Equitable Holdings, Inc.
4.350% due 04/20/2028	3,400	3,297

Essex Portfolio LP
1.650% due 01/15/2031	5,665	4,482
2.550% due 06/15/2031	1,180	983
3.375% due 04/15/2026	880	848
3.500% due 04/01/2025	6,100	5,977

European Bank for Reconstruction & Development
1.625% due 09/27/2024	11,500	11,288

European Investment Bank
2.875% due 06/13/2025	4,540	4,434

Extra Space Storage LP
2.200% due 10/15/2030	3,400	2,821
2.400% due 10/15/2031	4,000	3,293
3.500% due 07/01/2026	5,600	5,382
4.000% due 06/15/2029	500	472

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	6,100	6,028

Federal Realty OP LP
3.500% due 06/01/2030	11,900	10,758

Federation des Caisses Desjardins du Quebec
4.400% due 08/23/2025	10,100	9,978

Fidelity National Financial, Inc.
2.450% due 03/15/2031	4,900	4,037
3.400% due 06/15/2030	1,800	1,600

First American Financial Corp.
4.000% due 05/15/2030	8,290	7,552

Fish Pond Re Ltd.
9.362% (T-BILL 1MO + 4.000%) due 01/08/2027 ~	9,400	9,462

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	1,800	$1,928
2.330% due 11/25/2025		1,700	1,786
2.386% due 02/17/2026		4,575	4,800
2.748% due 06/14/2024	GBP	3,900	4,893
2.900% due 02/16/2028		$6,900	6,241
3.250% due 09/15/2025	EUR	7,800	8,325
3.375% due 11/13/2025		$17,400	16,748
3.664% due 09/08/2024		6,000	5,939
4.000% due 11/13/2030		13,100	11,706
4.134% due 08/04/2025		800	782
4.389% due 01/08/2026		500	488
4.535% due 03/06/2025	GBP	4,400	5,499
4.542% due 08/01/2026		$9,200	8,934
4.642% due 12/01/2024 •	EUR	2,700	2,921
4.687% due 06/09/2025		$2,600	2,566
5.113% due 05/03/2029		7,650	7,431
5.125% due 06/16/2025		32,700	32,417
5.800% due 03/08/2029		57,900	58,157
6.125% due 03/08/2034		1,600	1,610

Franklin Resources, Inc.
1.600% due 10/30/2030		11,300	9,234

G City Europe Ltd.
4.250% due 09/11/2025	EUR	28,200	28,861

GA Global Funding Trust
1.625% due 01/15/2026		$8,200	7,606

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,400	5,152

GATX Corp.
4.000% due 06/30/2030		$24,100	22,415

General Motors Financial Co., Inc.
6.703% (SOFRINDX + 1.350%) due 05/08/2027 ~		12,100	12,163

Glitner Banki HF
0.000% due 12/31/2030 «	EUR	27	0

Globe Life, Inc.
2.150% due 08/15/2030		$12,500	10,495

GLP Capital LP
3.250% due 01/15/2032		400	337
3.350% due 09/01/2024		4,800	4,762
4.000% due 01/15/2030		19,400	17,723
4.000% due 01/15/2031		2,800	2,500
5.250% due 06/01/2025		4,090	4,066
5.300% due 01/15/2029		3,100	3,051
5.375% due 04/15/2026		1,500	1,488

Goldman Sachs Bank USA
6.133% (SOFRRATE + 0.770%) due 03/18/2027 ~		11,700	11,700

Goldman Sachs Group, Inc.
1.948% due 10/21/2027 •		8,600	7,907
3.272% due 09/29/2025 •		35,100	34,681

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 04/01/2025		$4,400	$4,318
4.223% due 05/01/2029 •		3,000	2,888
5.798% due 08/10/2026 •		31,500	31,610
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		29,300	29,428
6.484% due 10/24/2029 •		38,500	40,519
6.739% (TSFR3M + 1.432%) due 05/15/2026 ~		5,300	5,348

Goodman U.S. Finance Five LLC
4.625% due 05/04/2032		25,700	23,610

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		10,100	9,381

Great-West Lifeco U.S. Finance LP
0.904% due 08/12/2025		10,400	9,797

GSPA Monetization Trust
6.422% due 10/09/2029		10,823	10,410

Guardian Life Global Funding
1.250% due 11/19/2027		10,700	9,423

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		2,590	2,175

Hanwha Life Insurance Co. Ltd.
3.379% due 02/04/2032 •		24,100	22,356

HAT Holdings LLC
3.750% due 09/15/2030		14,555	12,240

Healthcare Realty Holdings LP
2.050% due 03/15/2031		3,100	2,396
3.100% due 02/15/2030		2,800	2,440

Highwoods Realty LP
3.050% due 02/15/2030		600	507
4.200% due 04/15/2029		3,600	3,280

Host Hotels & Resorts LP
3.375% due 12/15/2029		7,600	6,774
3.500% due 09/15/2030		2,800	2,492

HSBC Holdings PLC
5.402% due 08/11/2033 •		900	898
5.546% due 03/04/2030 •		24,700	24,856
5.875% due 09/28/2026 •(i)(k)	GBP	16,600	20,166
5.887% due 08/14/2027 •		$25,600	25,830
6.254% due 03/09/2034 •		13,550	14,287
6.923% (SOFRRATE + 1.570%) due 08/14/2027 ~		26,300	26,702
7.390% due 11/03/2028 •		61,500	65,457

Hudson Pacific Properties LP
3.250% due 01/15/2030		24,000	18,509
3.950% due 11/01/2027		4,400	3,902
4.650% due 04/01/2029		7,300	6,226
5.950% due 02/15/2028		11,567	10,699

ING Groep NV
1.400% due 07/01/2026 •		25,700	24,413

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 05/16/2027 •(i)(k)	$200	$168
4.017% due 03/28/2028 •	7,600	7,325
4.250% due 05/16/2031 •(i)(k)	200	152
5.335% due 03/19/2030 •	24,600	24,549

Intercontinental Exchange, Inc.
3.000% due 06/15/2050	5,500	3,703

Intesa Sanpaolo SpA
3.250% due 09/23/2024	41,900	41,403
7.200% due 11/28/2033	3,900	4,204

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	1,500	1,193
2.300% due 11/15/2028	3,250	2,878
2.700% due 01/15/2034	3,900	3,107

JAB Holdings BV
2.200% due 11/23/2030	335	269

Jackson National Life Global Funding
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~	20,100	20,138

JPMorgan Chase & Co.
0.969% due 06/23/2025 •	6,224	6,152
1.470% due 09/22/2027 •	25,900	23,638
1.578% due 04/22/2027 •	9,900	9,180
2.083% due 04/22/2026 •	3,753	3,617
2.182% due 06/01/2028 •	56,450	51,654
2.595% due 02/24/2026 •	25,700	25,042
2.739% due 10/15/2030 •	5,800	5,138
2.947% due 02/24/2028 •	39,550	37,173
3.960% due 01/29/2027 •	6,500	6,347
4.851% due 07/25/2028 •	7,200	7,142
5.012% due 01/23/2030 •	44,700	44,535
5.299% due 07/24/2029 •	30,600	30,840
6.070% due 10/22/2027 •	18,800	19,188
6.087% due 10/23/2029 •	5,000	5,200
6.129% (SOFRRATE + 0.765%) due 09/22/2027 ~	5,000	5,000
6.550% (SOFRRATE + 1.200%) due 01/23/2028 ~	39,600	40,042

JPMorgan Chase Bank NA
6.361% (SOFRRATE + 1.000%) due 12/08/2026 ~	52,200	53,064

Kilroy Realty LP
2.500% due 11/15/2032	10,600	7,990
2.650% due 11/15/2033	4,800	3,560
3.050% due 02/15/2030	6,700	5,708
4.250% due 08/15/2029	5,549	5,101
4.375% due 10/01/2025	900	881
4.750% due 12/15/2028	3,300	3,156
6.250% due 01/15/2036	6,300	6,158

Kimco Realty OP LLC
1.900% due 03/01/2028	8,600	7,612
3.200% due 04/01/2032	1,780	1,535
3.300% due 02/01/2025	7,200	7,060

Kizuna RE Pte Ltd.
5.862% (T-BILL 3MO + 0.500%) due 04/09/2029 ~	2,434	2,437

24	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KKR Group Finance Co. LLC
3.500% due 08/25/2050		$13,500	$9,497
3.750% due 07/01/2029		5,300	4,950

Kookmin Bank
4.500% due 02/01/2029 (k)		2,500	2,400

Lazard Group LLC
4.375% due 03/11/2029		3,700	3,551
4.500% due 09/19/2028		7,000	6,745

Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		10,264	10,190

Lloyds Bank PLC
0.000% due 04/02/2032 þ		43,800	28,504

Lloyds Banking Group PLC
4.000% due 03/07/2025	AUD	22,400	14,433
4.375% due 03/22/2028		$2,300	2,233
4.947% due 06/27/2025 •(i)(k)	EUR	1,900	2,020
5.462% due 01/05/2028 •		$21,600	21,612
5.750% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	9,990	6,532
5.985% due 08/07/2027 •		$1,100	1,111

Logicor Financing SARL
1.625% due 07/15/2027	EUR	7,200	7,120
2.250% due 05/13/2025		41,100	43,346
3.250% due 11/13/2028		10,900	11,302

LXP Industrial Trust
2.375% due 10/01/2031		$6,200	4,963
2.700% due 09/15/2030		900	753

Manulife Financial Corp.
3.703% due 03/16/2032		4,300	3,968

MassMutual Global Funding
6.328% (SOFRRATE + 0.980%) due 07/10/2026 ~		58,800	59,295

Metropolitan Life Global Funding
3.450% due 12/18/2026		17,500	16,829

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025		21,200	20,169
1.640% due 10/13/2027 •		6,200	5,677
2.193% due 02/25/2025		3,500	3,399
2.801% due 07/18/2024		33,700	33,427
5.422% due 02/22/2029 •		18,800	19,008
5.475% due 02/22/2031 •		5,100	5,192
5.719% due 02/20/2026 •		9,500	9,510
6.295% (SOFRRATE + 0.940%) due 02/20/2026 ~		1,900	1,905

Mizuho Financial Group, Inc.
1.979% due 09/08/2031 •		12,300	10,109
2.201% due 07/10/2031 •		29,200	24,442
2.555% due 09/13/2025 •		35,400	34,892
5.414% due 09/13/2028 •		24,400	24,632

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
3.620% due 04/17/2025 •		$7,000	$6,992
3.790% due 03/21/2030 •	EUR	2,900	3,157
4.585% (EUR003M + 0.650%) due 03/19/2027 ~		9,900	10,708
4.679% due 07/17/2026 •		$1,711	1,693
5.173% due 01/16/2030 •		23,200	23,227
5.449% due 07/20/2029 •		3,400	3,431
6.407% due 11/01/2029 •		33,800	35,456
6.514% (SOFRRATE + 1.165%) due 04/17/2025 ~		41,300	41,324

Morgan Stanley Bank NA
5.882% due 10/30/2026		34,000	34,664
6.427% (SOFRRATE + 1.080%) due 01/14/2028 ~		11,800	11,953

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027		18,150	17,485

Mutual of Omaha Cos. Global Funding
5.800% due 07/27/2026		15,800	15,952

National Health Investors, Inc.
3.000% due 02/01/2031		6,990	5,744

Nationwide Building Society
3.960% due 07/18/2030 •		34,800	32,237
5.264% due 11/10/2026		15,500	15,614
6.557% due 10/18/2027 •		23,450	24,067

NatWest Group PLC
0.750% due 11/15/2025 •	EUR	7,609	8,051
3.073% due 05/22/2028 •		$25,900	24,181
4.892% due 05/18/2029 •		19,600	19,193
5.583% due 03/01/2028 •		20,400	20,510
5.778% due 03/01/2035 •		17,900	18,159
6.016% due 03/02/2034 •		2,000	2,065
6.608% (SOFRRATE + 1.250%) due 03/01/2028 ~		18,300	18,470
8.000% due 08/10/2025 •(i)(k)		1,200	1,207

NatWest Markets PLC
3.479% due 03/22/2025		9,600	9,417

New York Life Insurance Co.
3.750% due 05/15/2050		5,600	4,312

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		30,200	27,336
2.000% due 03/09/2026		23,900	22,141
2.450% due 09/15/2028		500	432
2.750% due 03/09/2028		8,550	7,599

Nomura Holdings, Inc.
1.851% due 07/16/2025		44,500	42,405
2.172% due 07/14/2028		1,500	1,321
2.679% due 07/16/2030		9,500	8,146
5.842% due 01/18/2028		13,500	13,755

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.070% due 07/12/2028		$12,000	$12,359
6.181% due 01/18/2033		29,800	31,614

Norinchukin Bank
2.080% due 09/22/2031		19,700	16,136

Nuveen Finance LLC
4.125% due 11/01/2024		5,475	5,428

Old Republic International Corp.
3.875% due 08/26/2026		2,850	2,757

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		21,990	18,784
3.625% due 10/01/2029		14,300	12,778
5.250% due 01/15/2026		33,800	33,597

OneMain Finance Corp.
6.875% due 03/15/2025		20,100	20,324

Ontario Teachers’ Cadillac Fairview Properties Trust
4.125% due 02/01/2029		4,700	4,412

Pacific Life Global Funding
1.200% due 06/24/2025		1,600	1,523

Panther Escrow Issuer LLC
7.125% due 06/01/2031 (c)		19,900	20,248

Piedmont Operating Partnership LP
3.150% due 08/15/2030		19,300	15,160

Pinnacol Assurance
8.625% due 06/25/2034 «(l)		15,000	16,037

Primerica, Inc.
2.800% due 11/19/2031		8,000	6,683

Principal Life Global Funding
1.250% due 06/23/2025		4,600	4,379
1.250% due 08/16/2026		14,000	12,729

Prudential Funding Asia PLC
3.125% due 04/14/2030		800	720

Realty Income Corp.
2.100% due 03/15/2028		6,400	5,732
2.200% due 06/15/2028		550	492
3.100% due 12/15/2029		7,200	6,541
3.200% due 02/15/2031		5,800	5,148
3.400% due 01/15/2030		5,800	5,287
3.875% due 04/15/2025		2,800	2,758
3.950% due 08/15/2027		1,100	1,067
4.000% due 07/15/2029		2,590	2,463
4.625% due 11/01/2025		6,600	6,539
4.875% due 06/01/2026		6,600	6,562

Reinsurance Group of America, Inc.
3.150% due 06/15/2030		6,300	5,624

Ripon Investments Financing Ltd.
0.000% due 02/28/2025 «(l)	GBP	678	856

Royal Bank of Canada
4.875% due 01/12/2026		$19,600	19,537

Sanders Re Ltd.
17.122% (T-BILL 3MO + 11.760%) due 04/09/2029 ~		17,400	15,631

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Holdings USA, Inc.
3.244% due 10/05/2026	$800	$756
3.450% due 06/02/2025	18,700	18,182

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •	2,500	2,129
6.534% due 01/10/2029 •	25,600	26,478

SBA Tower Trust
1.884% due 07/15/2050	24,900	23,255
2.328% due 07/15/2052	12,200	10,737
2.836% due 01/15/2050	3,987	3,892

Scentre Group Trust
3.500% due 02/12/2025	1,000	982
3.625% due 01/28/2026	7,100	6,888

Simon Property Group LP
2.000% due 09/13/2024	3,000	2,953

SITE Centers Corp.
4.700% due 06/01/2027	3,000	2,963

Societe Generale SA
1.488% due 12/14/2026 •	25,200	23,423
1.792% due 06/09/2027 •	16,000	14,661
6.446% due 01/10/2029 •	25,400	26,071
6.447% due 01/12/2027 •	31,000	31,299
6.691% due 01/10/2034 •	32,100	33,686

Standard Chartered PLC
1.456% due 01/14/2027 •	11,600	10,769
1.822% due 11/23/2025 •	37,800	36,780
3.971% due 03/30/2026 •	23,000	22,597
6.170% due 01/09/2027 •	33,846	34,159
6.187% due 07/06/2027 •	1,500	1,516
6.287% (SOFRRATE + 0.930%) due 11/23/2025 ~	14,200	14,201
6.301% due 01/09/2029 •	20,000	20,579
6.750% due 02/08/2028 •	400	412

Starwood Property Trust, Inc.
4.375% due 01/15/2027	2,000	1,883

Stifel Financial Corp.
4.000% due 05/15/2030	32,600	29,810

STORE Capital Corp.
2.700% due 12/01/2031	600	473
2.750% due 11/18/2030	4,160	3,351

Sumitomo Mitsui Finance & Leasing Co. Ltd.
2.512% due 01/22/2025	2,800	2,725

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025	40,400	38,474
1.902% due 09/17/2028	22,107	19,384
2.448% due 09/27/2024	10,700	10,540
2.472% due 01/14/2029	18,800	16,817
5.464% due 01/13/2026	6,900	6,926
5.520% due 01/13/2028	39,550	40,356
5.880% due 07/13/2026	2,300	2,335
6.778% (SOFRRATE + 1.430%) due 01/13/2026 ~	28,000	28,404

26	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Trust Bank Ltd.
5.200% due 03/07/2027		$10,600	$10,613

Sun Communities Operating LP
2.300% due 11/01/2028		4,900	4,284
2.700% due 07/15/2031		1,800	1,483
4.200% due 04/15/2032		6,300	5,665

SVB Financial Group
3.125% due 06/05/2030 ^(d)		8,700	5,591

Swedbank AB
3.356% due 04/04/2025		17,500	17,161

Synchrony Bank
5.400% due 08/22/2025		12,700	12,588
5.625% due 08/23/2027		12,500	12,272

Synchrony Financial
5.150% due 03/19/2029		5,450	5,240

Ter Finance Jersey Ltd.
0.000% due 01/02/2025 «(g)		6,700	6,331

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	7,917	9,895
5.661% due 10/13/2041		7,948	10,182
5.744% due 04/13/2040		5,954	7,689
5.801% due 10/13/2040		21,533	27,833

Toronto-Dominion Bank
2.800% due 03/10/2027		$6,900	6,498
5.156% due 01/10/2028		10,000	10,068

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •		33,000	33,047

Truist Financial Corp.
5.122% due 01/26/2034 •		1,350	1,300
5.900% due 10/28/2026 •		5,800	5,830

U.S. Bancorp
4.839% due 02/01/2034 •		800	760

UBS AG
5.125% due 05/15/2024 (k)		1,700	1,697
5.650% due 09/11/2028		600	614
6.291% (SOFRRATE + 0.930%) due 09/11/2025 ~		17,100	17,215

UBS Group AG
0.625% due 01/18/2033	EUR	4,600	3,790
0.650% due 01/14/2028 •		2,000	1,982
0.650% due 09/10/2029		1,200	1,112
1.000% due 06/24/2027 •		1,500	1,523
1.250% due 07/17/2025 •		1,700	1,819
1.305% due 02/02/2027 •		$31,700	29,342
2.125% due 09/12/2025 •	GBP	800	995
2.125% due 10/13/2026 •	EUR	1,360	1,429
2.125% due 11/15/2029 •	GBP	800	894
2.193% due 06/05/2026 •		$53,250	51,071
2.250% due 06/09/2028 •	GBP	1,100	1,269
2.593% due 09/11/2025 •		$23,800	23,464
2.875% due 04/02/2032 •	EUR	2,200	2,230
3.091% due 05/14/2032 •		$3,300	2,808

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 03/26/2025		$45,535	$44,690
3.869% due 01/12/2029 •		43,400	41,058
4.125% due 04/15/2026		38,200	37,198
4.194% due 04/01/2031 •		2,550	2,369
4.253% due 03/23/2028		4,200	4,052
4.282% due 01/09/2028		500	483
4.375% due 02/10/2031 •(i)(k)		2,000	1,650
4.550% due 04/17/2026		5,300	5,217
4.751% due 05/12/2028 •		2,800	2,745
4.932% (EUR003M + 1.000%) due 01/16/2026 ~	EUR	4,800	5,203
5.699% due 02/08/2035 •		$10,300	10,357
5.711% due 01/12/2027 •		42,000	42,145
5.959% due 01/12/2034 •		19,000	19,503
6.246% due 09/22/2029 •		18,900	19,507
6.301% due 09/22/2034 •		10,000	10,473
6.327% due 12/22/2027 •		42,600	43,532
6.373% due 07/15/2026 •		250	252
6.442% due 08/11/2028 •		21,900	22,556
6.537% due 08/12/2033 •		12,500	13,187
7.000% due 09/30/2027 •	GBP	900	1,181
7.750% due 03/01/2029 •	EUR	2,600	3,202
9.016% due 11/15/2033 •		$19,950	24,225

UniCredit SpA
2.569% due 09/22/2026 •		13,600	12,959

Ursa Re Ltd.
10.862% (T-BILL 3MO + 5.500%) due 12/07/2026 ~		16,800	17,264
14.612% (T-BILL 3MO + 9.250%) due 12/07/2026 ~		25,000	25,314

Ventas Realty LP
3.000% due 01/15/2030		33,600	29,634
4.125% due 01/15/2026		3,000	2,932

VICI Properties LP
4.750% due 02/15/2028		18,250	17,814
5.750% due 04/01/2034		2,600	2,578

Virgin Money U.K. PLC
4.000% due 09/03/2027 •	GBP	2,300	2,813

WEA Finance LLC
3.750% due 09/17/2024		$12,300	12,141

Wells Fargo & Co.
1.741% due 05/04/2030 •	EUR	4,700	4,630
2.188% due 04/30/2026 •		$2,027	1,953
2.393% due 06/02/2028 •		17,500	16,023
2.406% due 10/30/2025 •		18,534	18,183
3.000% due 10/23/2026		4,263	4,037
3.350% due 03/02/2033 •		7,680	6,666
3.526% due 03/24/2028 •		28,700	27,325
3.908% due 04/25/2026 •		3,000	2,945
4.478% due 04/04/2031 •		3,447	3,302
4.808% due 07/25/2028 •		3,500	3,450

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.198% due 01/23/2030 •	$27,400	$27,350
5.574% due 07/25/2029 •	53,317	53,965
6.303% due 10/23/2029 •	16,600	17,295

Wells Fargo Bank NA
5.450% due 08/07/2026	4,200	4,229
5.550% due 08/01/2025	2,800	2,814
6.431% (SOFRRATE + 1.070%) due 12/11/2026 ~	6,900	7,003

Welltower OP LLC
3.100% due 01/15/2030	24,700	22,222
4.250% due 04/01/2026	800	784

Willis North America, Inc.
2.950% due 09/15/2029	2,200	1,973

Winston RE Ltd.
15.612% (T-BILL 3MO + 10.250%) due 02/26/2031 ~	6,670	6,631

WP Carey, Inc.
2.450% due 02/01/2032	2,000	1,614
4.000% due 02/01/2025	4,350	4,289
4.250% due 10/01/2026	1,700	1,664
4.600% due 04/01/2024	5,500	5,500

		7,742,973

INDUSTRIALS 6.6%

7-Eleven, Inc.
1.300% due 02/10/2028	4,600	4,011
1.800% due 02/10/2031	6,100	4,902

AbbVie, Inc.
3.600% due 05/14/2025	300	295

Adani Transmission Step-One Ltd.
4.000% due 08/03/2026	12,328	11,596

Air Canada Pass-Through Trust
3.300% due 07/15/2031	1,211	1,098
3.600% due 09/15/2028	3,112	2,953
5.250% due 10/01/2030	10,029	9,870

Aker BP ASA
4.000% due 01/15/2031	1,100	1,005

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029	13,654	13,337

Alcon Finance Corp.
2.600% due 05/27/2030	6,000	5,184

Altice France SA
5.125% due 07/15/2029	4,000	2,708

Amdocs Ltd.
2.538% due 06/15/2030	12,100	10,370

American Airlines Pass-Through Trust
2.875% due 01/11/2036	1,287	1,097
3.000% due 04/15/2030	14,050	12,818
3.150% due 08/15/2033	21,873	19,598
3.200% due 12/15/2029	11,429	10,515

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 04/15/2030	$5,988	$5,417
3.350% due 04/15/2031	10,643	9,758
3.375% due 11/01/2028	8,117	7,678
3.500% due 08/15/2033	4,111	3,584
3.575% due 07/15/2029	5,917	5,550
3.600% due 03/22/2029	5,589	5,294
3.650% due 12/15/2029	3,560	3,268
3.650% due 08/15/2030	3,958	3,743
3.700% due 04/01/2028	3,591	3,449

American Airlines, Inc.
5.750% due 04/20/2029	8,000	7,870

Amgen, Inc.
5.150% due 03/02/2028	35,060	35,302
5.250% due 03/02/2030	8,100	8,226

Amphenol Corp.
3.200% due 04/01/2024	1,900	1,900

Bacardi Ltd.
4.450% due 05/15/2025	18,200	17,953

Banner Health
1.897% due 01/01/2031	1,900	1,565

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	7,700	5,766

BayCare Health System, Inc.
3.831% due 11/15/2050	2,700	2,224

Bayer U.S. Finance LLC
4.250% due 12/15/2025	22,600	22,043
4.375% due 12/15/2028	28,700	27,028
6.125% due 11/21/2026	31,800	32,072
6.250% due 01/21/2029	41,800	42,550
6.375% due 11/21/2030	35,000	35,807
6.500% due 11/21/2033	6,800	6,922

Berry Global, Inc.
1.570% due 01/15/2026	8,809	8,239

Beth Israel Lahey Health, Inc.
2.220% due 07/01/2028	2,900	2,586
3.080% due 07/01/2051	7,000	4,555

Black Knight InfoServ LLC
3.625% due 09/01/2028	4,400	4,169

Boardwalk Pipelines LP
3.400% due 02/15/2031	5,000	4,438

Boeing Co.
2.196% due 02/04/2026	55,991	52,443
2.700% due 02/01/2027	6,200	5,714
2.750% due 02/01/2026	63,290	60,030
4.875% due 05/01/2025	24,900	24,627
5.040% due 05/01/2027	7,968	7,821
5.150% due 05/01/2030	26,000	25,168

British Airways Pass-Through Trust
2.900% due 09/15/2036	728	630
3.300% due 06/15/2034	5,030	4,525
3.350% due 12/15/2030	4,614	4,253
3.800% due 03/20/2033	1,458	1,374
4.250% due 05/15/2034	5,036	4,709

28	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
2.600% due 02/15/2033	$7,500	$6,094
3.137% due 11/15/2035	180,195	145,648
3.187% due 11/15/2036	28,748	22,890
3.419% due 04/15/2033	25,254	21,901
3.469% due 04/15/2034	29,081	24,930
3.500% due 02/15/2041	10,100	7,844
4.150% due 11/15/2030	5,463	5,168
4.300% due 11/15/2032	48,280	45,382
4.926% due 05/15/2037	55,414	52,619

Catholic Health Services of Long Island Obligated Group
3.368% due 07/01/2050	11,100	8,022

Centene Corp.
4.250% due 12/15/2027	5,506	5,254
4.625% due 12/15/2029	7,000	6,651

CenterPoint Energy Resources Corp.
1.750% due 10/01/2030	8,500	6,995

Charter Communications Operating LLC
2.250% due 01/15/2029	1,250	1,064
3.500% due 06/01/2041	7,900	5,309
3.700% due 04/01/2051	2,200	1,362
3.850% due 04/01/2061	2,040	1,212
4.400% due 04/01/2033	1,850	1,641
4.908% due 07/23/2025	37,400	36,955
6.484% due 10/23/2045	1,500	1,391

Cheniere Energy, Inc.
5.650% due 04/15/2034	7,000	7,054

Choice Hotels International, Inc.
3.700% due 12/01/2029	5,090	4,559

CommonSpirit Health
3.910% due 10/01/2050	24,400	19,192

Conagra Brands, Inc.
1.375% due 11/01/2027	12,490	10,934

Constellation Brands, Inc.
3.700% due 12/06/2026	2,800	2,702

Continental Resources, Inc.
4.375% due 01/15/2028	4,889	4,726

CoStar Group, Inc.
2.800% due 07/15/2030	9,600	8,193

Cox Communications, Inc.
2.950% due 10/01/2050	4,700	2,904

CRH America Finance, Inc.
3.400% due 05/09/2027	1,600	1,528

CVS Health Corp.
2.125% due 09/15/2031	4,200	3,431
3.250% due 08/15/2029	8,700	7,984

CVS Pass-Through Trust
8.353% due 07/10/2031	147	158

Dell International LLC
6.020% due 06/15/2026	6,997	7,090

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines Pass-Through Trust
2.000% due 12/10/2029	$1,819	$1,645

Discovery Communications LLC
4.650% due 05/15/2050	13,700	10,713

Duke University
2.832% due 10/01/2055	31,400	21,249

Eastern Energy Gas Holdings LLC
2.500% due 11/15/2024	8,400	8,245

Elevance Health, Inc.
2.375% due 01/15/2025	2,000	1,951

Emory University
1.566% due 09/01/2025	2,100	1,998
2.143% due 09/01/2030	12,300	10,634
2.969% due 09/01/2050	23,500	16,516

Enbridge, Inc.
5.900% due 11/15/2026	2,300	2,343
6.000% due 11/15/2028	21,100	21,950

Energy Transfer LP
2.900% due 05/15/2025	1,500	1,456
4.950% due 05/15/2028	4,290	4,256
5.000% due 05/15/2050	200	176
5.550% due 05/15/2034	10,250	10,288
6.050% due 12/01/2026	6,200	6,326
6.100% due 12/01/2028	1,500	1,556
6.400% due 12/01/2030	4,000	4,225

Entergy Louisiana LLC
1.600% due 12/15/2030	4,100	3,277

EQM Midstream Partners LP
6.000% due 07/01/2025	3,304	3,311
6.500% due 07/01/2027	5,000	5,049

Equifax, Inc.
3.100% due 05/15/2030	2,390	2,134

Essential Utilities, Inc.
2.400% due 05/01/2031	1,890	1,570
3.351% due 04/15/2050	1,800	1,261

Expedia Group, Inc.
3.250% due 02/15/2030	7,430	6,691
4.625% due 08/01/2027	5,000	4,907
6.250% due 05/01/2025	17,044	17,122

Ferguson Finance PLC
3.250% due 06/02/2030	4,400	3,939

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	4,000	3,705

Fiserv, Inc.
2.650% due 06/01/2030	47,580	41,464
5.150% due 03/15/2027	21,500	21,586
5.450% due 03/15/2034	3,200	3,242

Flex Ltd.
4.875% due 05/12/2030	27,200	26,482

Ford Foundation
2.415% due 06/01/2050	5,100	3,241

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Co.
3.250% due 02/12/2032		$11,800	$9,822

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	2,200	2,217

GE Capital Funding LLC
4.550% due 05/15/2032		$40,055	38,878

GE Capital U.K. Funding Unlimited Co.
5.875% due 01/18/2033	GBP	300	399

General Electric Co.
5.914% (TSFR3M + 0.642%) due 05/05/2026 ~		$2,640	2,649
7.500% due 08/21/2035		2,100	2,473

Global Payments, Inc.
1.200% due 03/01/2026		9,000	8,329
2.650% due 02/15/2025		3,930	3,829
2.900% due 05/15/2030		18,292	15,896
3.200% due 08/15/2029		5,300	4,764

GN Bondco LLC
9.500% due 10/15/2031		8,100	8,094

Gray Oak Pipeline LLC
3.450% due 10/15/2027		23,200	21,803

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038		14,700	14,955
6.510% due 02/23/2042		800	832

Hamilton College
4.750% due 07/01/2113		29,370	24,259

HCA, Inc.
5.200% due 06/01/2028		10,150	10,183
5.375% due 09/01/2026		26,700	26,706
5.500% due 06/01/2033		10,100	10,140
5.600% due 04/01/2034		5,000	5,036
5.875% due 02/01/2029		1,700	1,739

Huntington Ingalls Industries, Inc.
2.043% due 08/16/2028		10,000	8,736
4.200% due 05/01/2030		3,500	3,285

Hyundai Capital America
1.000% due 09/17/2024		32,500	31,799
1.650% due 09/17/2026		73,100	66,884
2.100% due 09/15/2028		33,000	28,949
5.250% due 01/08/2027		16,400	16,390
5.300% due 01/08/2029		6,500	6,511
5.500% due 03/30/2026		17,500	17,535
5.875% due 04/07/2025		11,992	12,018
5.950% due 09/21/2026		11,800	11,941
6.000% due 07/11/2025		70,300	70,643
6.250% due 11/03/2025		25,000	25,265
6.500% due 01/16/2029		8,400	8,817
6.503% due 08/04/2025 •		43,900	44,155

Imperial Brands Finance PLC
3.125% due 07/26/2024		20,130	19,957
3.500% due 07/26/2026		34,025	32,481
3.875% due 07/26/2029		35,650	33,460
4.250% due 07/21/2025		15,205	14,933

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Infor, Inc.
1.750% due 07/15/2025	$12,500	$11,841

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	6,300	4,757

International Flavors & Fragrances, Inc.
1.230% due 10/01/2025	8,700	8,146
3.268% due 11/15/2040	5,100	3,634

JetBlue Pass-Through Trust
2.750% due 11/15/2033	7,068	6,102
2.950% due 11/15/2029	490	437
4.000% due 05/15/2034	4,139	3,845

JSW Hydro Energy Ltd.
4.125% due 05/18/2031	7,406	6,570

Keurig Dr Pepper, Inc.
5.050% due 03/15/2029	9,300	9,331
6.245% (SOFRINDX + 0.880%) due 03/15/2027 ~	17,600	17,659

Kinder Morgan, Inc.
7.750% due 01/15/2032	5,100	5,792

Leidos, Inc.
2.300% due 02/15/2031	13,600	11,250
3.625% due 05/15/2025	1,800	1,760
4.375% due 05/15/2030	3,300	3,129

Liberty Utilities Finance GP 1
2.050% due 09/15/2030	14,600	11,839

LifePoint Health, Inc.
11.000% due 10/15/2030	9,200	9,844

Marriott International, Inc.
3.500% due 10/15/2032	27,640	24,243
3.600% due 04/15/2024	11,400	11,389
4.625% due 06/15/2030	1,600	1,557
5.450% due 09/15/2026	16,500	16,591

Mather Foundation
2.675% due 10/01/2031	1,050	870

Mattel, Inc.
3.375% due 04/01/2026	4,300	4,115

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	300	293

Micron Technology, Inc.
2.703% due 04/15/2032	1,400	1,169
4.975% due 02/06/2026	10,200	10,150

MidMichigan Health
3.409% due 06/01/2050	29,500	21,601

Mileage Plus Holdings LLC
6.500% due 06/20/2027	910	916

Motorola Solutions, Inc.
2.300% due 11/15/2030	16,770	14,087

MPLX LP
4.700% due 04/15/2048	7,200	6,146

National Football League
5.480% due 10/05/2028 «(c)(l)	27,600	27,600

30	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Fuel Gas Co.
2.950% due 03/01/2031		$10,900	$9,176

NetApp, Inc.
1.875% due 06/22/2025		4,700	4,497
2.700% due 06/22/2030		31,100	26,959

Nissan Motor Co. Ltd.
3.201% due 09/17/2028	EUR	3,100	3,237
3.522% due 09/17/2025		$122,700	118,329
4.345% due 09/17/2027		132,900	126,419
4.810% due 09/17/2030		41,900	39,154

NVR, Inc.
3.000% due 05/15/2030		1,323	1,176

NXP BV
2.700% due 05/01/2025		4,788	4,648
3.150% due 05/01/2027		4,100	3,879
3.400% due 05/01/2030		1,700	1,544
3.875% due 06/18/2026		37,682	36,591
4.300% due 06/18/2029		2,100	2,024
5.000% due 01/15/2033		455	445
5.350% due 03/01/2026		13,800	13,810

NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery
2.667% due 10/01/2050		4,000	2,501

Occidental Petroleum Corp.
6.950% due 07/01/2024		519	520

OCI NV
6.700% due 03/16/2033		6,100	6,085

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2024 (g)(i)		38,250	2,104

ONEOK Partners LP
6.850% due 10/15/2037		2,200	2,404

Oracle Corp.
2.800% due 04/01/2027		300	281
2.950% due 04/01/2030		1,500	1,335
3.600% due 04/01/2050		11,100	8,026
3.850% due 04/01/2060		13,100	9,331
4.650% due 05/06/2030		1,500	1,471

Orlando Health Obligated Group
3.327% due 10/01/2050		1,100	827

PeaceHealth Obligated Group
3.218% due 11/15/2050		8,900	6,153

Penske Truck Leasing Co. LP
3.450% due 07/01/2024		11,100	11,033
5.350% due 03/30/2029 (c)		8,600	8,610

Petroleos Mexicanos
10.000% due 02/07/2033		13,700	13,653

President & Fellows of Harvard College
2.517% due 10/15/2050		550	363

Qorvo, Inc.
1.750% due 12/15/2024		716	696

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Quanta Services, Inc.
0.950% due 10/01/2024	$1,100	$1,073
2.900% due 10/01/2030	4,000	3,500

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	8,190	6,706
2.800% due 09/15/2050	5,500	3,469

Renesas Electronics Corp.
1.543% due 11/26/2024	9,460	9,184
2.170% due 11/25/2026	3,801	3,479

Roche Holdings, Inc.
4.909% due 03/08/2031	5,000	5,023

Rolls-Royce PLC
5.750% due 10/15/2027	1,200	1,204

Royalty Pharma PLC
1.200% due 09/02/2025	11,900	11,205

S&P Global, Inc.
2.700% due 03/01/2029	6,900	6,272

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030	34,100	32,808

Sands China Ltd.
4.050% due 01/08/2026	600	578
5.125% due 08/08/2025	300	296

Santos Finance Ltd.
6.875% due 09/19/2033	18,100	19,154

Skyworks Solutions, Inc.
1.800% due 06/01/2026	380	352

Southern Co.
1.750% due 03/15/2028	7,190	6,357
3.700% due 04/30/2030	4,000	3,711

Spirit AeroSystems, Inc.
4.600% due 06/15/2028	6,800	6,381
9.375% due 11/30/2029	8,000	8,736

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	4,309	3,959

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	4,600	4,575
5.152% due 09/20/2029	39,600	39,518

Sutter Health
3.361% due 08/15/2050	26,400	19,458

Syngenta Finance NV
4.892% due 04/24/2025	3,751	3,700

T-Mobile USA, Inc.
1.500% due 02/15/2026	21,400	19,987
2.050% due 02/15/2028	1,000	896
2.550% due 02/15/2031	30,100	25,651
3.500% due 04/15/2025	5,700	5,589
3.875% due 04/15/2030	27,657	25,917

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	9,635	8,443
7.000% due 10/15/2028	3,900	4,176

Textron, Inc.
2.450% due 03/15/2031	3,900	3,288

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	31

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thames Water Utilities Finance PLC
0.875% due 01/31/2028	EUR	9,100	$8,274
1.250% due 01/31/2032		7,800	6,359

Transcontinental Gas Pipe Line Co. LLC
3.250% due 05/15/2030		$3,200	2,898

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		5,000	4,192

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		3,994	3,901
4.625% due 12/03/2026		1,082	1,064

United Airlines Pass-Through Trust
2.700% due 11/01/2033		7,168	6,150
2.900% due 11/01/2029		1,407	1,251
3.100% due 01/07/2030		4,113	3,777
3.450% due 06/01/2029		3,963	3,718
3.450% due 01/07/2030		1,633	1,484
3.500% due 09/01/2031		5,860	5,396
3.750% due 03/03/2028		1,052	1,020
4.000% due 10/11/2027		2,087	2,023
4.150% due 10/11/2025		1,933	1,931
4.150% due 02/25/2033		9,924	9,309
4.300% due 02/15/2027		792	778
5.800% due 07/15/2037		47,500	48,481
5.875% due 04/15/2029		43,563	43,464

United Airlines, Inc.
4.375% due 04/15/2026		1,900	1,838

Utah Acquisition Sub, Inc.
3.950% due 06/15/2026		8,800	8,504

Venture Global LNG, Inc.
9.875% due 02/01/2032		1,400	1,510

Verisk Analytics, Inc.
3.625% due 05/15/2050		10,800	8,045

Virgin Media Secured Finance PLC
5.250% due 05/15/2029	GBP	10,000	11,641

VMware, Inc.
1.800% due 08/15/2028		$3,000	2,615
4.500% due 05/15/2025		11,358	11,252
4.650% due 05/15/2027		12,010	11,812
4.700% due 05/15/2030		19,100	18,599

Volkswagen Group of America Finance LLC
2.850% due 09/26/2024		17,200	16,960
3.200% due 09/26/2026		3,700	3,523
3.350% due 05/13/2025		27,445	26,799
4.750% due 11/13/2028		39,500	38,956
5.700% due 09/12/2026		6,800	6,870
6.000% due 11/16/2026		25,950	26,470
6.200% due 11/16/2028		13,950	14,506
6.292% (SOFRRATE + 0.930%) due 09/12/2025 ~		8,700	8,729

Volkswagen International Finance NV
5.472% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	10,400	11,319

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Walgreens Boots Alliance, Inc.
3.450% due 06/01/2026		$9,200	$8,778

Warnermedia Holdings, Inc.
3.755% due 03/15/2027		4,800	4,582

Weir Group PLC
2.200% due 05/13/2026		18,700	17,364

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025		5,600	5,441
4.700% due 09/15/2028		6,100	6,003

Woodside Finance Ltd.
3.650% due 03/05/2025		100	98

Worldline SA
4.125% due 09/12/2028 (n)	EUR	4,800	5,124

WPP Finance
3.750% due 09/19/2024		$300	297

Xylem, Inc.
3.250% due 11/01/2026		2,400	2,294

			3,505,652

UTILITIES 3.2%

Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039		7,185	5,938

AEP Texas, Inc.
3.950% due 06/01/2028		5,800	5,539

AES Corp.
2.450% due 01/15/2031		10,600	8,680
3.300% due 07/15/2025		20,050	19,436
3.950% due 07/15/2030		23,167	21,134

Alliant Energy Finance LLC
1.400% due 03/15/2026		8,400	7,645

American Transmission Systems, Inc.
5.000% due 09/01/2044		700	635

Appalachian Power Co.
2.700% due 04/01/2031		23,700	19,979

Arizona Public Service Co.
2.600% due 08/15/2029		6,400	5,682
3.350% due 05/15/2050		14,000	9,631

AT&T, Inc.
2.750% due 06/01/2031		40,350	34,768
3.850% due 06/01/2060		1,140	825

Atmos Energy Corp.
1.500% due 01/15/2031		5,400	4,344

Black Hills Corp.
2.500% due 06/15/2030		6,600	5,538

Boston Gas Co.
3.150% due 08/01/2027		2,900	2,693

CenterPoint Energy Houston Electric LLC
5.200% due 10/01/2028		6,600	6,717

32	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clearway Energy Operating LLC
3.750% due 02/15/2031		$10,700	$9,194

Columbia Pipelines Operating Co. LLC
5.927% due 08/15/2030		8,200	8,416

Constellation Energy Generation LLC
3.250% due 06/01/2025		9,100	8,895

Dominion Energy, Inc.
2.250% due 08/15/2031		9,550	7,821

Duke Energy Carolinas LLC
2.550% due 04/15/2031		6,500	5,619

Duke Energy Corp.
2.450% due 06/01/2030		8,600	7,414

Duke Energy Progress LLC
2.000% due 08/15/2031		22,400	18,294

Edison International
5.750% due 06/15/2027		4,700	4,764

EDP Finance BV
1.710% due 01/24/2028		38,300	33,811

Electricite de France SA
5.700% due 05/23/2028		5,000	5,075
9.125% due 03/15/2033 •(i)		13,700	15,127

Enel Finance America LLC
2.875% due 07/12/2041		2,800	1,904
7.100% due 10/14/2027		13,700	14,501

Enel Finance International NV
1.375% due 07/12/2026		17,400	15,923
1.875% due 07/12/2028		11,300	9,902
2.250% due 07/12/2031		800	648
2.650% due 09/10/2024		178,101	175,617
4.625% due 06/15/2027		35,600	35,015
5.000% due 06/15/2032		12,900	12,508

Entergy Corp.
1.900% due 06/15/2028		2,100	1,854
2.800% due 06/15/2030		6,100	5,335
3.750% due 06/15/2050		7,700	5,659

EPH Financing International AS
6.651% due 11/13/2028	EUR	16,400	18,315

Evergy Metro, Inc.
2.250% due 06/01/2030		$12,600	10,760

Exelon Corp.
2.750% due 03/15/2027		770	721
3.950% due 06/15/2025		933	916

Fells Point Funding Trust
3.046% due 01/31/2027		8,500	7,977

FirstEnergy Corp.
1.600% due 01/15/2026		5,500	5,135
2.250% due 09/01/2030		12,000	9,992
4.150% due 07/15/2027		2,000	1,920

Florida Power & Light Co.
3.700% due 12/01/2047		600	474

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FORESEA Holding SA
7.500% due 06/15/2030	$14,001	$13,172

Georgia Power Co.
3.250% due 03/15/2051	9,900	6,959
5.004% due 02/23/2027	3,500	3,506
6.103% (SOFRINDX + 0.750%) due 05/08/2025 ~	31,800	31,917

India Green Power Holdings
4.000% due 02/22/2027	5,133	4,764

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	11,370	10,594

ITC Holdings Corp.
2.950% due 05/14/2030	25,900	22,840

Kentucky Utilities Co.
3.300% due 06/01/2050	5,200	3,651

Massachusetts Electric Co.
1.729% due 11/24/2030	3,400	2,713

Metropolitan Edison Co.
4.300% due 01/15/2029	1,760	1,700

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	9,400	9,400

Monongahela Power Co.
3.550% due 05/15/2027	4,400	4,188

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031	10,290	8,088
8.000% due 03/01/2032	165	194

New York State Electric & Gas Corp.
1.950% due 10/01/2030	18,300	14,564
2.150% due 10/01/2031	3,410	2,744

NextEra Energy Capital Holdings, Inc.
2.250% due 06/01/2030	71,790	61,160

Niagara Mohawk Power Corp.
3.508% due 10/01/2024	1,000	987
4.278% due 12/15/2028	17,600	16,797

NRG Energy, Inc.
3.875% due 02/15/2032	225	193

ONEOK, Inc.
5.550% due 11/01/2026	2,700	2,726
5.650% due 11/01/2028	7,200	7,364
5.800% due 11/01/2030	6,400	6,598
5.850% due 01/15/2026	7,700	7,776
6.050% due 09/01/2033	41,100	42,885
6.350% due 01/15/2031	11,100	11,760
6.625% due 09/01/2053	30,000	33,085

Pacific Gas & Electric Co.
2.100% due 08/01/2027	28,879	26,014
2.500% due 02/01/2031	39,700	33,043
2.950% due 03/01/2026	4,050	3,869
3.150% due 01/01/2026	35,240	33,898
3.250% due 06/01/2031	18,660	16,211
3.300% due 03/15/2027	9,400	8,908
3.300% due 12/01/2027	10,000	9,295

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 08/01/2040	$20,719	$15,229
3.400% due 08/15/2024	2,230	2,206
3.450% due 07/01/2025	13,300	12,942
3.500% due 06/15/2025	16,990	16,556
3.500% due 08/01/2050	51,900	35,507
3.750% due 07/01/2028	12,700	11,903
3.750% due 08/15/2042	2,000	1,493
3.950% due 12/01/2047	24,400	18,273
4.000% due 12/01/2046	6,800	5,103
4.200% due 03/01/2029	31,800	30,206
4.250% due 03/15/2046	9,600	7,532
4.300% due 03/15/2045	8,500	6,727
4.400% due 03/01/2032	26,200	24,203
4.450% due 04/15/2042	9,200	7,549
4.500% due 07/01/2040	23,100	19,743
4.500% due 12/15/2041	10,400	8,406
4.550% due 07/01/2030	49,903	47,462
4.600% due 06/15/2043	3,300	2,761
4.650% due 08/01/2028	6,100	5,902
4.750% due 02/15/2044	4,100	3,464
4.950% due 07/01/2050	7,800	6,716
5.550% due 05/15/2029	2,900	2,926
6.100% due 01/15/2029	25,250	26,034
6.150% due 01/15/2033	14,100	14,548
6.400% due 06/15/2033	25,500	26,880
6.750% due 01/15/2053	6,000	6,545

PacifiCorp
2.700% due 09/15/2030	100	87
3.300% due 03/15/2051	100	67
5.100% due 02/15/2029	1,500	1,512
5.300% due 02/15/2031	15,200	15,254
5.800% due 01/15/2055	19,600	19,347

Pennsylvania Electric Co.
3.250% due 03/15/2028	600	556

Public Service Co. of Colorado
1.900% due 01/15/2031	6,900	5,662

ReNew Wind Energy AP2
4.500% due 07/14/2028	11,600	10,619

Rio Oil Finance Trust
8.200% due 04/06/2028	1,588	1,623
9.750% due 01/06/2027	15,362	16,001

Rochester Gas & Electric Corp.
1.850% due 12/01/2030	600	481

San Diego Gas & Electric Co.
1.700% due 10/01/2030	12,037	9,903
3.320% due 04/15/2050	1,300	922

Southern California Edison Co.
2.500% due 06/01/2031	12,760	10,782
2.750% due 02/01/2032	23,550	19,947
3.650% due 06/01/2051	15,000	11,094
4.875% due 02/01/2027	5,100	5,087
5.150% due 06/01/2029	14,300	14,364
5.350% due 03/01/2026	18,600	18,637

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Gas Co.
2.950% due 04/15/2027	$6,830	$6,447

Southwest Gas Corp.
4.050% due 03/15/2032	1,270	1,166

Southwestern Electric Power Co.
4.100% due 09/15/2028	257	247

Southwestern Public Service Co.
3.150% due 05/01/2050	7,900	5,191

Sprint LLC
7.125% due 06/15/2024	200	200

System Energy Resources, Inc.
2.140% due 12/09/2025	18,500	17,391

Toledo Edison Co.
2.650% due 05/01/2028	18,667	16,701

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025	500	490

Virginia Electric & Power Co.
4.450% due 02/15/2044	10	9

Virginia Power Fuel Securitization LLC
4.877% due 05/01/2033	19,800	19,732
5.088% due 05/01/2029	12,300	12,134

WEC Energy Group, Inc.
1.375% due 10/15/2027	3,725	3,284
1.800% due 10/15/2030	16,190	13,354

		1,707,360

Total Corporate Bonds & Notes (Cost $13,650,482)		12,955,985

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.1%

California Health Facilities Financing Authority Revenue Bonds, Series 2019
2.704% due 06/01/2030	5,100	4,597

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.211% due 06/01/2025	4,500	4,356
2.534% due 06/01/2028	5,100	4,722
2.584% due 06/01/2029	3,600	3,285

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	2	2

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.487% due 06/01/2036	7,235	6,038
3.850% due 06/01/2050	13,765	12,907
4.214% due 06/01/2050	3,900	2,973

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	225

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	6,770	6,318

34	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Revenue Notes, Series 2020
1.316% due 05/15/2027	$5,700	$5,168

		50,591

CONNECTICUT 0.0%

Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/NPFGC Insured), Series 2003
5.910% due 06/01/2033	165	176

GEORGIA 0.1%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	49,506	57,207

LOUISIANA 0.0%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2023
5.048% due 12/01/2034	3,300	3,337

NEW YORK 0.2%

New York State Urban Development Corp. Revenue Bonds, Series 2020
2.027% due 03/15/2031	23,000	19,568
2.127% due 03/15/2032	23,000	19,206
2.227% due 03/15/2033	23,000	18,920
2.277% due 03/15/2034	19,000	15,676

New York State Urban Development Corp. Revenue Notes, Series 2020
1.827% due 03/15/2029	800	708

		74,078

OHIO 0.0%

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	3,266

RHODE ISLAND 0.0%

Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	175

TEXAS 0.2%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.329% due 11/01/2025	1,000	945
1.946% due 11/01/2028	2,435	2,171
2.046% due 11/01/2029	1,400	1,225
2.096% due 11/01/2030	1,750	1,497

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Natural Gas Securitization Finance Corp. Series 2023
5.102% due 04/01/2035	$63,300	$63,909
5.169% due 04/01/2041	34,500	35,088

		104,835

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	1,630	1,367
3.401% due 06/01/2034	10,930	8,797
3.501% due 06/01/2035	9,935	7,882

		18,046

Total Municipal Bonds & Notes (Cost $334,052)		311,711

U.S. GOVERNMENT AGENCIES 56.2%

Fannie Mae
0.000% due 02/25/2033 - 11/25/2040 •	356	287
0.000% due 03/25/2036 (b)(g)	692	614
0.000% due 05/25/2044 ~(a)	5,023	198
0.132% due 03/25/2036 ~(a)	5,754	231
0.150% due 12/25/2038 ~(a)	5,030	236
0.155% due 06/25/2055 ~(a)	4,904	207
0.635% due 02/25/2037 •(a)	8	1
0.665% due 06/25/2037 •(a)	41	2
0.715% due 12/25/2042 •(a)	876	103
0.815% due 05/25/2037 - 01/25/2040 •(a)	460	24
0.824% due 10/25/2043 •	15,230	13,932
0.865% due 08/25/2042 •(a)	5,702	698
0.945% due 03/25/2037 •(a)	24	2
1.115% due 07/25/2036 •(a)	244	19
1.165% due 12/25/2036 - 06/25/2037 •(a)	153	6
1.205% due 12/25/2036 •(a)	87	8
1.215% due 07/25/2037 •(a)	58	5
1.325% due 05/25/2037 •(a)	21	2
2.242% due 01/25/2031 ~(a)	193,711	14,584
3.000% due 08/25/2040 - 09/01/2057	56,745	51,146
3.500% due 08/25/2042	14,789	13,618
4.000% due 07/25/2040 - 01/01/2059	17,690	16,610
4.283% due 05/01/2030 •	1	1
4.357% due 03/01/2033 •	8	8
4.500% due 06/25/2024 - 09/25/2041	78,342	75,330
4.522% due 02/01/2028 •	1	1
4.547% due 05/01/2035 •	21	21
4.550% due 03/01/2035 •	2	2
4.645% due 08/01/2027 •	4	3

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.690% due 11/01/2025 •	$4	$4
4.776% due 12/25/2042 ~	4,043	3,969
4.883% due 04/01/2038 •	1	1
4.897% due 06/01/2035 •	26	26
4.936% due 03/01/2033 •	14	14
5.000% due 08/01/2024 - 04/25/2043 •	750	695
5.000% due 09/18/2027 - 04/25/2035	308	303
5.038% due 10/01/2035 •	33	33
5.045% due 04/01/2027 •	4	4
5.060% due 05/01/2033 •	6	6
5.116% due 12/01/2036 •	10	10
5.116% due 10/25/2042 ~	3,120	3,089
5.138% due 05/01/2036 •	66	67
5.152% due 11/01/2037 •	6	6
5.216% due 05/01/2035 •	310	308
5.260% due 09/01/2035 •	11	11
5.268% due 05/01/2037 •	2	2
5.312% due 06/01/2035 •	49	48
5.315% due 05/01/2035 •	4	4
5.331% due 04/01/2035 •	205	203
5.378% due 06/01/2035 •	54	55
5.435% due 06/01/2034 •	1	1
5.484% due 04/01/2034 •	14	14
5.496% due 02/01/2035 •	352	350
5.500% due 08/25/2035	19	19
5.517% due 05/01/2035 •	495	497
5.522% due 11/01/2035 •	31	31
5.548% due 09/01/2035 •	320	316
5.555% due 11/01/2034 •	52	51
5.556% due 03/25/2034 - 04/01/2036 •	6	6
5.575% due 08/01/2035 •	73	72
5.585% due 10/01/2034 - 12/01/2034 •	83	82
5.586% due 08/25/2034 •	3	3
5.598% due 01/01/2035 •	553	550
5.608% due 12/01/2034 •	11	11
5.623% due 01/01/2035 •	1,184	1,200
5.645% due 12/25/2050 •	9,473	9,494
5.665% due 11/01/2034 •	67	66
5.675% due 09/01/2034 •	32	32
5.685% due 04/25/2036 - 05/25/2037 •	217	217
5.691% due 09/01/2034 •	10	10
5.692% due 07/25/2037 •	44	43
5.709% due 03/01/2035 •	4	4
5.710% due 01/01/2035 •	14	14
5.715% due 01/01/2036 •	1	1
5.717% due 01/01/2035 •	500	495
5.721% due 05/01/2034 •	29	29
5.728% due 10/01/2035 •	118	117
5.730% due 06/01/2035 •	4	4
5.731% due 02/01/2035 •	10	10
5.735% due 01/25/2033 - 05/25/2048 •	14,929	14,578

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.738% due 01/01/2036 •	$33	$33
5.740% due 11/01/2032 •	3	3
5.743% due 04/01/2035 •	5	5
5.750% due 07/01/2024 - 08/01/2025 •	7	6
5.750% due 12/20/2027 - 08/25/2034	333	335
5.750% due 05/25/2035 ~	1,164	1,183
5.755% due 11/25/2036 - 06/25/2037 •	148	146
5.758% due 05/01/2035 •	6	6
5.765% due 03/25/2036 •	274	268
5.766% due 07/01/2035 •	144	144
5.773% due 09/01/2034 •	848	861
5.775% due 08/01/2027 - 09/01/2035 •	27	27
5.780% due 05/01/2038 •	2,779	2,858
5.785% due 05/25/2034 - 03/25/2044 •	1,069	1,061
5.788% due 08/01/2035 •	25	25
5.789% due 08/01/2035 •	80	80
5.795% due 12/01/2034 - 03/25/2037 •	5	5
5.805% due 07/01/2035 - 01/25/2037 •	200	197
5.810% due 12/01/2035 •	7	7
5.815% due 07/25/2037 •	165	163
5.833% due 04/18/2028 •	3	3
5.835% due 06/25/2029 - 06/25/2047 •	20,593	20,220
5.845% due 07/01/2026 - 09/25/2035 •	367	367
5.847% due 11/01/2025 •	15	15
5.854% due 10/01/2027 •	4,584	4,559
5.865% due 11/25/2040 •	1,756	1,740
5.868% due 09/01/2037 •	5	5
5.872% due 12/01/2034 •	6	6
5.875% due 06/01/2035 - 09/01/2036 •	755	761
5.881% due 08/01/2035 •	330	327
5.883% due 08/01/2026 - 10/18/2030 •	65	65
5.885% due 10/25/2030 - 04/25/2047 •	27,539	27,057
5.888% due 07/01/2035 •	150	151
5.894% due 12/01/2034 •	142	142
5.895% due 11/01/2031 - 07/25/2036 •	426	424
5.897% due 07/01/2034 •	2	2
5.898% due 08/01/2035 •	133	132
5.905% due 01/01/2036 •	11	11
5.910% due 06/01/2035 - 11/01/2035 •	246	247
5.913% due 09/01/2035 •	281	280
5.931% due 12/01/2034 •	3	3
5.933% due 12/01/2033 •	52	52

36	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.935% due 08/25/2030 - 12/25/2049 •	$29,344	$28,929
5.950% due 11/01/2034 •	3	3
5.955% due 09/01/2024 - 10/25/2040 •	17	17
5.958% due 02/01/2035 •	114	114
5.960% due 03/01/2034 •	363	362
5.970% due 07/01/2026 •	1	1
5.972% due 08/01/2035 •	50	52
5.978% due 12/01/2035 •	63	63
5.983% due 12/18/2031 •	12	12
5.985% due 09/25/2041 •	343	341
5.987% due 09/01/2035 •	24	24
5.990% due 12/01/2036 •	2	2
5.996% due 11/01/2034 •	98	97
6.000% due 05/17/2027 - 10/25/2044	3,536	3,589
6.010% due 09/01/2035 •	96	96
6.015% due 09/01/2035 - 08/25/2037 •	1,979	1,968
6.020% due 10/01/2035 •	68	67
6.025% due 02/01/2035 •	49	49
6.027% due 07/01/2034 •	151	150
6.029% due 07/01/2035 •	32	31
6.030% due 11/01/2035 •	45	45
6.032% due 11/01/2035 •	79	78
6.035% due 12/25/2032 - 07/25/2034 •	617	617
6.047% due 03/01/2036 •	9	9
6.057% due 01/01/2037 •	4	4
6.066% due 02/01/2035 •	426	425
6.067% due 12/01/2033 •	88	87
6.085% due 03/25/2040 •	417	415
6.094% due 09/01/2037 •	1	1
6.100% due 11/01/2025 •	2	2
6.105% due 03/25/2038 •	26	26
6.135% due 08/01/2033 •	1	1
6.140% due 09/01/2029 •	1	1
6.152% due 09/01/2033 •	2	2
6.155% due 06/25/2037 •	63	63
6.156% due 06/01/2033 •	4	4
6.158% due 11/01/2035 •	613	626
6.162% due 07/01/2035 - 11/01/2035 •	111	111
6.175% due 02/01/2035 •	4	4
6.185% due 08/01/2032 - 11/25/2039 •	83	83
6.202% due 02/01/2027 •	7	7
6.203% due 07/01/2024 •	1	1
6.208% due 03/01/2036 •	80	80
6.224% due 09/01/2033 •	13	13
6.249% due 02/01/2036 •	28	28
6.250% due 12/01/2025 •	9	9
6.250% due 02/25/2029	69	69
6.258% due 08/01/2035 •	1	1
6.274% due 12/01/2033 •	131	130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.280% due 06/01/2043 •	$974	$972
6.281% due 07/01/2042 - 12/01/2044 •	3,848	3,842
6.286% due 04/01/2033 •	5	4
6.287% due 02/01/2036 •	82	81
6.300% due 11/01/2035 - 01/01/2036 •	250	250
6.300% due 10/17/2038	128	119
6.323% due 03/01/2036 •	67	67
6.325% due 06/01/2025 - 10/01/2027 •	11	11
6.331% due 09/01/2041 •	1,689	1,687
6.335% due 04/25/2032 •	1	1
6.380% due 05/01/2025 - 08/01/2027 •	5	5
6.383% due 09/01/2035 •	43	42
6.394% due 11/01/2034 •	206	213
6.395% due 12/01/2025 •	4	4
6.438% due 01/01/2035 •	121	120
6.440% due 06/01/2025 •	2	2
6.481% due 10/01/2030 - 10/01/2040 •	454	449
6.500% due 08/17/2024 - 06/25/2044	3,884	3,951
6.625% due 10/01/2026 •	1	1
6.629% due 12/01/2027 •	41	41
6.633% due 12/01/2030 •	2	2
6.657% due 08/25/2037 ~	17	17
6.725% due 12/01/2026 •	3	3
6.854% due 11/01/2035 •	329	329
7.000% due 12/18/2026 - 01/25/2048	570	578
7.085% due 10/01/2034 •	138	138
7.191% due 04/01/2027 •	1	1
7.197% due 03/01/2034 •	2	2
7.202% due 02/01/2035 •	71	72
7.233% due 03/01/2034 •	229	233
7.500% due 08/20/2027 - 07/25/2041	89	90
7.500% due 06/19/2041 ~	6	6
7.519% due 04/01/2036 •	22	22
8.000% due 07/18/2027 - 03/01/2030	1	1
8.500% due 02/17/2027	14	15
9.000% due 11/01/2025	5	5

Freddie Mac
0.000% due 05/15/2038 - 10/15/2041 ~(a)	1,947	100
0.000% due 02/15/2041 •	9	5
0.004% due 11/15/2038 ~(a)	7,884	499
0.041% due 06/15/2039 ~(a)	3,016	166
0.254% due 05/15/2033 •	71	69
0.567% due 06/15/2042 - 08/15/2042 •(a)	15,407	1,389
0.817% due 02/15/2038 •(a)	118	6

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.827% due 09/15/2043 - 12/15/2043 •	$7,482	$7,104
0.867% due 05/15/2039 •(a)	139	11
1.017% due 03/15/2037 •(a)	108	8
1.067% due 08/15/2036 •(a)	60	6
1.077% due 12/15/2041 •(a)	5,456	637
1.147% due 09/15/2036 •(a)	81	7
1.217% due 11/15/2036 •(a)	3,075	281
2.875% due 04/25/2026	13,600	13,066
2.939% due 04/25/2029	2,600	2,390
3.000% due 03/01/2027	3	3
3.000% due 08/15/2027 (a)	1,453	48
3.500% due 07/01/2029 - 10/01/2047	41,329	37,968
4.000% due 10/01/2033 - 05/01/2048	37,053	35,292
4.097% due 03/01/2035 •	133	132
4.500% due 04/01/2024 - 02/01/2046	2,818	2,749
4.515% due 04/01/2029 •	1	1
4.681% due 08/15/2032 ~	49	47
5.000% due 08/15/2034 - 07/01/2040	2,057	2,038
5.000% due 03/15/2043 •	298	273
5.072% due 03/01/2035 •	3	3
5.118% due 05/01/2037 •	6	6
5.129% due 01/25/2036 ~	1,292	1,234
5.182% due 06/01/2033 •	26	26
5.245% due 05/01/2036 •	19	18
5.356% due 02/01/2036 •	18	18
5.447% due 04/01/2036 •	75	76
5.487% due 07/01/2035 - 06/01/2037 •	253	251
5.494% due 06/01/2035 •	2,029	2,080
5.500% due 05/15/2033 - 03/01/2038	1,338	1,335
5.500% due 08/01/2035 •	3	3
5.520% due 03/01/2036 •	4	4
5.585% due 09/01/2035 •	6	7
5.604% due 05/01/2035 •	741	742
5.623% due 10/15/2043 •	26,297	25,656
5.644% due 10/15/2040 •	7,349	7,298
5.645% due 08/15/2040 •	9,279	9,284
5.683% due 07/15/2034 - 05/15/2037 •	151	148
5.704% due 08/25/2031 •	70	72
5.716% due 09/01/2035 •	3	3
5.733% due 08/15/2035 - 02/15/2037 •	89	88
5.753% due 07/15/2034 •	85	83
5.773% due 02/15/2037 •	7	7
5.774% due 07/01/2030 •	54	54
5.783% due 12/15/2029 - 11/15/2043 •	2,082	2,054
5.820% due 02/01/2037 •	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.833% due 06/15/2031 - 05/15/2041 •	$741	$732
5.843% due 05/15/2036 •	222	220
5.845% due 08/01/2035 •	39	39
5.859% due 11/15/2042 •	3,983	3,936
5.875% due 10/01/2035 •	17	17
5.879% due 08/01/2035 •	2	3
5.883% due 11/15/2030 - 12/15/2031 •	1	1
5.909% due 02/01/2026 •	28	28
5.910% due 05/01/2037 •	2	2
5.933% due 06/15/2030 - 04/01/2036 •	22	22
5.943% due 09/01/2037 •	1	1
5.950% due 07/01/2027 •	1	1
5.950% due 06/15/2028	2,164	2,155
5.953% due 01/15/2041 •	502	498
5.975% due 10/01/2035 •	1,708	1,746
5.981% due 08/01/2035 •	1	1
5.983% due 02/15/2032 - 03/15/2044 •	1,730	1,712
5.985% due 09/01/2035 •	401	401
5.995% due 10/01/2035 •	749	752
6.000% due 06/15/2024 - 10/15/2036	5,157	5,254
6.011% due 11/01/2034 •	28	29
6.013% due 05/15/2032 - 07/15/2037 •	1,189	1,186
6.021% due 09/01/2035 •	6	6
6.033% due 12/15/2032 - 11/15/2037 •	949	950
6.041% due 08/15/2037 •	240	282
6.060% due 11/01/2035 •	43	43
6.069% due 08/01/2035 •	999	1,028
6.091% due 07/01/2035 •	446	450
6.103% due 08/15/2037 •	1,380	1,376
6.120% due 10/01/2035 - 11/01/2035 •	1,014	1,017
6.127% due 02/01/2037 •	2	2
6.143% due 07/01/2032 - 10/15/2037 •	549	548
6.153% due 05/15/2037 •	412	411
6.163% due 05/15/2040 •	8	8
6.183% due 08/15/2036 •	9	9
6.235% due 11/01/2028 •	43	43
6.250% due 12/15/2028	39	39
6.261% due 10/01/2026 •	1	1
6.283% due 11/15/2039 •	7	7
6.289% due 02/25/2045 •	4,313	4,123
6.308% due 11/01/2035 •	342	345
6.343% due 07/15/2037 •	123	125
6.350% due 01/01/2034 •	235	238
6.357% due 01/01/2028 •	1	1
6.435% due 05/25/2043 •	2,591	2,633
6.489% due 07/25/2044 •	670	621

38	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 03/01/2026 - 10/25/2043	$13,521	$13,732
6.670% due 06/01/2030 •	73	72
7.000% due 06/01/2026 - 10/25/2043	4,435	4,477
7.132% due 05/01/2037 •	32	32
7.500% due 06/01/2024 - 10/01/2036	602	616
7.645% due 05/01/2025	920	924
8.000% due 09/15/2024 - 06/01/2025	8	8
8.500% due 08/01/2024 - 06/01/2030	3	2

Ginnie Mae
2.500% due 03/15/2043 - 04/20/2052	58,907	50,191
3.000% due 07/20/2046 - 08/20/2052	105,941	93,808
3.500% due 10/15/2041 - 10/15/2047	15,138	14,056
3.625% (H15T1Y + 1.500%) due 08/20/2024 - 09/20/2026 ~	335	330
3.625% due 08/20/2024 - 07/20/2034 •	1,491	1,469
3.750% (H15T1Y + 1.500%) due 10/20/2024 - 10/20/2026 ~	137	135
3.750% due 11/20/2024 - 10/20/2033 •	568	559
3.875% (H15T1Y + 1.500%) due 04/20/2024 - 06/20/2026 ~	123	121
3.875% due 05/20/2024 - 04/20/2041 •	1,174	1,171
4.000% (H15T1Y + 1.500%) due 07/20/2024 - 07/20/2026 ~	96	96
4.000% due 10/20/2026 - 08/20/2030 •	492	484
4.000% due 05/20/2041 - 03/15/2052	77,830	73,184
4.000% due 02/20/2044 (a)	10,538	1,250
4.500% (H15T1Y + 1.500%) due 07/20/2024 - 09/20/2026 ~	3	2
4.500% due 08/15/2033 - 11/20/2049	62,620	60,979
4.750% due 07/20/2035	406	399
4.961% due 04/20/2067 •	4,394	4,424
5.000% due 07/15/2033 - 06/20/2050	3,167	3,173
5.250% due 04/20/2063 - 05/20/2063 •	1,479	1,474
5.431% due 06/20/2067 •	9,432	9,480
5.500% due 03/16/2034	423	422

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 06/20/2041 •	$2	$2
5.663% due 08/20/2045 •	2,318	2,260
5.750% due 10/20/2038 - 02/20/2060 •	5,456	5,452
5.790% due 05/20/2047 •	572	538
5.819% due 09/20/2052 •	7,574	7,343
5.874% due 05/20/2065 •	1,199	1,196
5.893% due 07/20/2049 •	1,555	1,530
5.904% due 02/20/2067 •	3,659	3,653
5.913% due 04/20/2065 •	10	10
5.914% due 06/20/2067 •	1,448	1,437
5.923% due 06/20/2065 •	7,258	7,248
5.933% due 09/20/2065 •	7,907	7,894
5.944% due 01/20/2061 - 07/20/2063 •	1,625	1,624
5.994% due 05/20/2065 •	3,120	3,102
6.000% due 04/15/2028 - 12/20/2041	722	744
6.014% due 04/20/2062 - 06/20/2065 •	6,662	6,632
6.024% due 06/20/2065 •	2,906	2,889
6.044% due 03/20/2062 - 09/20/2065 •	12,271	12,211
6.064% due 08/20/2065 •	25,943	25,814
6.104% due 12/20/2065 •	11,663	11,608
6.119% due 02/20/2060 •	341	339
6.144% due 04/20/2070 •	20,922	20,675
6.194% due 12/20/2065 - 10/20/2066 •	19,442	19,384
6.199% due 03/20/2073 •	79,277	79,437
6.294% due 04/20/2066 - 11/20/2066 •	17,566	17,535
6.339% due 12/20/2072 •	72,764	73,459
6.364% due 07/20/2065 •	1,017	1,016
6.444% due 01/20/2066 - 03/20/2066 •	23,365	23,377
6.459% due 11/20/2072 •	80,257	81,479
6.464% due 04/20/2067 •	1,570	1,581
6.494% due 02/20/2066 •	17,248	17,267
6.500% due 04/15/2026 - 09/20/2038	59	61
6.594% due 03/20/2066 •	5,723	5,739
6.859% due 11/20/2067 •	2,375	2,392
7.000% due 10/20/2025 - 10/15/2034	101	103
7.500% due 06/15/2024 - 02/15/2035	53	53
8.000% due 05/15/2024 - 10/20/2031	91	92
8.500% due 06/15/2026 - 04/15/2031	62	63
9.000% due 06/15/2025 - 12/15/2030	22	22

Ginnie Mae, TBA
2.000% due 04/01/2054 - 05/01/2054	180,700	148,153

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 04/01/2054	$130,950	$111,550
3.000% due 04/01/2054	681,000	600,647
3.500% due 04/01/2054	501,000	455,927
4.000% due 04/01/2054	207,300	194,001
4.500% due 04/01/2054	43,900	42,187

Small Business Administration
6.250% (PRIME - 2.250%) due 03/25/2025 - 05/25/2025 ~	2	2

U.S. Small Business Administration
4.625% due 02/01/2025	13	13
4.770% due 04/01/2024	4	4
4.870% due 12/01/2024	11	11
4.950% due 03/01/2025	18	18
5.110% due 08/01/2025	6	6
5.190% due 07/01/2024	1	1
5.310% due 05/01/2027	8	8
5.320% due 04/01/2027	10	10
5.510% due 11/01/2027	20	20
5.520% due 06/01/2024	18	18
5.600% due 09/01/2028	63	62
5.780% due 08/01/2027	2	2
5.820% due 07/01/2027	94	92
5.870% due 07/01/2028	22	22
6.020% due 08/01/2028	23	24
6.070% due 07/01/2026	16	16

Uniform Mortgage-Backed Security
2.000% due 01/01/2025 - 03/01/2052	22,410	17,781
2.500% due 02/01/2040 - 03/01/2040	5,415	4,745
3.000% due 12/01/2025 - 11/01/2052	3,946,036	3,406,338
3.500% due 04/01/2024 - 07/01/2052	213,977	200,237
4.000% due 06/01/2024 - 04/01/2054	910,201	848,828
4.500% due 04/01/2024 - 10/01/2053	1,454,225	1,385,569
5.000% due 02/01/2025 - 09/01/2053	404,960	396,398
5.500% due 05/01/2025 - 03/01/2054	1,782,822	1,775,455
6.000% due 03/01/2026 - 01/01/2054	383,195	387,913
6.500% due 05/01/2027 - 04/01/2054	310,499	317,375
7.500% due 08/01/2026 - 09/01/2030	6	6
8.000% due 08/01/2024 - 08/01/2032	954	983
8.500% due 07/01/2024 - 07/01/2037	245	248
9.500% due 03/01/2026	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2054	$5,850	$4,637
2.500% due 05/01/2054	564,760	467,502
3.000% due 04/01/2039 - 05/01/2054	3,828,974	3,297,152
3.500% due 04/01/2054 - 05/01/2054	2,529,419	2,264,796
4.000% due 04/01/2054 - 05/01/2054	2,274,920	2,107,209
4.500% due 04/01/2039 - 05/01/2054	2,641,805	2,519,134
5.000% due 04/01/2054 - 05/01/2054	4,734,770	4,621,146
5.500% due 04/01/2054 - 05/01/2054	2,113,338	2,103,020
6.000% due 05/01/2054	897,900	905,969
6.500% due 04/01/2054	78,000	79,698

Vendee Mortgage Trust
5.929% due 01/15/2030 ~	276	278
6.500% due 09/15/2024	173	173

Total U.S. Government Agencies (Cost $30,395,719)		29,978,945

U.S. TREASURY OBLIGATIONS 13.7%

U.S. Treasury Bonds
1.375% due 11/15/2040	1,602,270	1,030,867
1.375% due 08/15/2050	188,040	99,360
1.750% due 08/15/2041	331,100	223,570
1.875% due 02/15/2041	495,600	345,662
2.250% due 05/15/2041 (p)	196,500	145,257
2.250% due 08/15/2049 (r)	81,320	54,254
2.750% due 11/15/2042	585,200	458,239
2.875% due 05/15/2043	412,260	327,723
2.875% due 08/15/2045	321,230	250,170
2.875% due 05/15/2049	185,660	141,290

40	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 05/15/2042 (p)	$41,700	$34,145
3.000% due 11/15/2044 (p)	56,000	44,864
3.000% due 05/15/2045	1,014,350	809,063
3.000% due 11/15/2045 (p)(r)	80,700	64,125
3.000% due 02/15/2049	100,880	78,684
3.125% due 02/15/2043 (p)(r)	79,700	66,053
3.125% due 08/15/2044 (p)	194,200	159,111
3.250% due 05/15/2042 (p)	659,142	560,502
3.375% due 05/15/2044 (p)	163,600	139,661
3.625% due 08/15/2043	43,200	38,441
3.625% due 02/15/2044	257,460	228,536

U.S. Treasury Inflation Protected Securities (h)
0.125% due 04/15/2025 (p)	129,838	126,633
0.125% due 07/15/2031 (p)	302,472	267,731
0.125% due 01/15/2032 (p)	203,682	178,036
0.125% due 02/15/2051	500,532	299,682
0.125% due 02/15/2052	55,276	32,594
0.250% due 02/15/2050	138,292	87,444
0.625% due 07/15/2032	410,674	372,596
0.625% due 02/15/2043	805	619
0.750% due 02/15/2045	181,759	139,676
0.875% due 02/15/2047	68,087	52,567
1.000% due 02/15/2046	37,611	30,150
1.000% due 02/15/2049	10,661	8,364
1.250% due 04/15/2028 (p)	296,490	288,093
1.375% due 02/15/2044	15,216	13,361
1.500% due 02/15/2053	85,453	74,687
2.375% due 01/15/2025 (p)	17,504	17,488

U.S. Treasury STRIPS
0.000% due 11/15/2041 (a)	22,400	9,929
0.000% due 08/15/2042 (a)	96,900	41,396

Total U.S. Treasury Obligations (Cost $9,663,098)		7,340,623

NON-AGENCY MORTGAGE-BACKED SECURITIES 15.9%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	22,000	21,161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	$511	$497

225 Liberty Street Trust
3.597% due 02/10/2036	31,607	29,330

Adjustable Rate Mortgage Trust
3.628% due 09/25/2035 ~	848	713
4.100% due 01/25/2036 «~	270	247
4.523% due 11/25/2035 ~	147	103
4.540% due 10/25/2035 ~	629	589
4.790% due 09/25/2035 ~	45	39
5.614% due 03/25/2036 ~	116	60
5.625% due 11/25/2035 «~	415	387
5.684% due 08/25/2036 •	10,968	3,770
5.694% due 01/25/2036 ~	946	689
5.984% due 11/25/2035 «•	9	7
6.169% due 07/25/2035 ~	284	262
6.555% due 08/25/2035 «~	134	127
6.594% due 03/25/2035 •	2,544	2,150
6.854% due 07/25/2035 «~	161	146

American Home Mortgage Assets Trust
3.621% due 11/25/2035 ~	2,120	1,595

American Home Mortgage Investment Trust
5.804% due 12/25/2046 •	451	361
7.465% due 12/25/2035 •	1,194	401
7.465% due 11/25/2045 •	2,886	1,173

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	7,800	6,893

Ashford Hospitality Trust
6.398% due 04/15/2035 •	9,581	9,502
6.498% due 06/15/2035 •	14,963	14,850

Atrium Hotel Portfolio Trust
6.573% due 06/15/2035 •	3,800	3,783

Austin Fairmont Hotel Trust
6.423% due 09/15/2032 •	8,465	8,430

BAMLL Commercial Mortgage Securities Trust
0.010% due 10/15/2027 «	726	78
2.627% due 01/15/2032	4,200	3,323
3.819% due 07/14/2037	5,000	4,428
4.091% due 08/10/2038 ~	5,681	5,270
6.423% due 04/15/2036 •	4,735	4,734
6.823% due 03/15/2034 •	3,000	2,991
8.439% due 10/15/2027 «(l)	49,980	47,068
8.797% due 10/15/2027 «(l)	162,083	161,989

Banc of America Alternative Loan Trust
6.000% due 11/25/2035 «	225	194
6.000% due 07/25/2046	636	532

Banc of America Commercial Mortgage Trust
3.705% due 09/15/2048	30,450	29,515

Banc of America Funding Trust
2.371% due 03/20/2036 «~	78	68
3.391% due 10/20/2046 ~	822	673
4.323% due 03/20/2036 «~	67	54

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	41

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.420% due 09/20/2047 ~	$1,385	$1,139
4.452% due 10/20/2046 ~	853	696
4.552% due 05/20/2036 «~	306	259
4.628% due 09/20/2046 ~	661	576
4.695% due 04/20/2036 ~	832	692
4.858% due 02/20/2036 ~	953	829
5.157% due 05/25/2035 ~	12	11
5.214% due 01/20/2047 ~	29	25
5.500% due 09/25/2034	744	683
5.500% due 09/25/2034 «	118	108
5.544% due 04/25/2037 •	119	98
5.622% due 11/20/2034 ~	1,018	979
5.750% due 10/25/2035	762	590
5.750% due 09/25/2036 «	401	344
5.823% due 10/20/2036 •	5,535	4,107
5.823% due 12/20/2046 •	739	602
5.864% due 04/25/2037 •	1,019	843
6.000% due 09/25/2036 «	60	48
6.000% due 09/25/2036	1,242	1,192
6.000% due 03/25/2037	3,236	2,448
6.000% due 08/25/2037	2,548	1,987
6.023% due 05/20/2035 •	243	211
6.044% due 09/25/2036 «•	72	58
6.244% due 05/25/2037 •	2,129	1,763
6.245% due 11/20/2035 ~	623	560
6.253% due 10/25/2036 þ	213	180
6.337% due 01/25/2037 þ	222	199
6.388% due 04/25/2037 þ	707	591
6.496% due 09/20/2034 «~	16	15

Banc of America Mortgage Trust
4.793% due 05/25/2034 «~	72	67
4.850% due 05/25/2033 «~	1	1
4.948% due 07/25/2035 «~	46	40
4.997% due 02/25/2035 «~	251	233
5.112% due 08/25/2035 ~	1,186	1,114
5.141% due 07/25/2035 ~	141	130
5.209% due 07/25/2034 «~	22	21
5.212% due 11/25/2035 «~	146	128
5.236% due 07/25/2035 ~	636	516
5.424% due 01/25/2036 ~	570	499
5.500% due 05/25/2037 «	188	134
5.750% due 07/20/2032 «~	11	10
5.996% due 09/25/2033 «~	186	170
6.000% due 07/25/2046 «•	319	263
6.437% due 02/25/2035 «~	168	153

BANK
2.403% due 03/15/2063	54,030	46,423
2.649% due 01/15/2063	76,897	67,097
2.920% due 12/15/2052	26,900	24,032
3.071% due 08/15/2061	3,200	3,038
3.183% due 08/15/2061	25,500	22,469
3.393% due 03/15/2064 ~	38,300	34,243
3.488% due 11/15/2050	6,400	5,904
4.005% due 02/15/2052	17,268	16,422

Barclays Commercial Mortgage Securities Trust
2.595% due 02/15/2053	3,010	2,806

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.639% due 02/15/2053	$8,250	$7,241
4.314% due 12/15/2051	7,000	6,773
4.600% due 06/15/2055 ~	5,000	4,858
6.623% due 07/15/2037 •	10,923	10,795

Barclays Mortgage Loan Trust
0.000% due 05/01/2074 «	18	18
8.771% due 05/01/2074 «	50,000	51,725

Bayview Opportunity Master Fund Trust
3.000% due 11/25/2051 ~	38,922	32,681
5.000% due 10/25/2051 •	430	399

BCAP LLC Trust
3.665% due 07/26/2036 ~	355	302
4.162% due 08/26/2036 ~	6,589	4,393
4.527% due 03/26/2037 þ	4,033	3,915
4.568% due 03/26/2037 ~	1,068	842
4.745% due 01/26/2047 •	2,750	2,589
5.250% due 06/26/2036	30,233	12,449
5.250% due 04/26/2037	9,984	5,700
5.250% due 04/26/2037 ~	2,682	2,326
5.250% due 06/26/2037	831	747
5.350% due 05/26/2036 ~	1,752	1,123
5.500% due 11/25/2034	1,328	1,108
5.864% due 05/25/2047 •	33	31
5.884% due 05/25/2047 •	3,375	3,315
6.000% due 10/26/2037 ~	1,311	918

Bear Stearns Adjustable Rate Mortgage Trust
0.000% due 10/25/2034 «~	13	8
3.250% due 02/25/2033 «~	7	5
3.925% due 09/25/2034 ~	311	277
4.000% due 05/25/2034 «~	1	1
4.084% due 06/25/2047 ~	7,602	6,770
4.232% due 05/25/2047 ~	5,455	4,827
4.381% due 08/25/2033 «~	4	3
4.534% due 06/25/2035 «~	16	14
4.692% due 11/25/2034 ~	920	869
4.742% due 07/25/2034 ~	56	51
4.781% due 02/25/2036 ~	1,957	1,695
4.829% due 03/25/2035 ~	727	650
4.958% due 08/25/2035 ~	1,551	1,398
5.003% due 11/25/2030 ~	403	379
5.014% due 04/25/2034 «~	372	317
5.017% due 02/25/2036 «~	79	57
5.040% due 01/25/2035 ~	24	22
5.090% due 07/25/2034 «~	27	26
5.125% due 01/25/2035 «~	121	97
5.490% due 08/25/2035 «~	79	70
5.541% due 02/25/2034 ~	190	172
5.700% due 02/25/2047 ~	1,188	997
5.711% due 01/25/2034 ~	531	502
5.800% due 10/25/2035 ~	5,429	5,161
5.875% due 05/25/2033 «~	185	170
5.894% due 01/25/2034 ~	372	364
6.318% due 01/25/2034 «~	13	11
6.500% due 04/25/2033 «~	8	8
6.625% due 04/25/2033 «~	106	102

42	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 04/25/2033 «~	$99	$94
7.660% due 02/25/2036 •	657	611
7.670% due 10/25/2035 •	2,403	2,240

Bear Stearns ALT-A Trust
3.250% due 02/25/2034 «~	10	9
4.066% due 11/25/2035 ~	2,188	1,212
4.134% due 03/25/2036 ~	3,429	2,717
4.172% due 08/25/2036 ~	3,289	2,213
4.200% due 11/25/2036 ~	2,932	1,344
4.266% due 08/25/2036 ~	37	18
4.333% due 11/25/2036 ~	547	304
4.411% due 05/25/2036 ~	3,714	1,790
4.433% due 05/25/2036 ~	3,493	1,581
4.447% due 03/25/2036 ~	1,487	1,186
4.474% due 02/25/2036 ~	448	310
4.517% due 04/25/2035 ~	1	1
4.576% due 11/25/2036 ~	1,476	777
4.600% due 03/25/2036 ~	6,081	3,778
4.803% due 09/25/2034 ~	109	97
4.870% due 09/25/2035 ~	10,090	5,986
4.872% due 02/25/2034 «~	459	412
4.927% due 12/25/2046 «~	161	106
4.961% due 01/25/2035 ~	1,466	1,199
4.998% due 01/25/2036 ~	2,200	2,028
5.138% due 05/25/2035 ~	17,191	16,180
5.206% due 07/25/2035 ~	4,656	3,214
5.353% due 08/25/2034 ~	16	15
5.413% due 12/25/2033 ~	288	272
5.764% due 02/25/2034 •	808	746
5.764% due 08/25/2036 •	4,974	4,306
5.764% due 01/25/2047 •	1,704	1,368
5.784% due 08/25/2036 •	8,934	8,064
5.844% due 02/25/2034 •	11	10
5.924% due 02/25/2036 •	563	495
5.967% due 05/25/2035 «~	45	42

Bear Stearns Asset-Backed Securities Trust
5.500% due 01/25/2034 þ	16	13
5.844% due 11/25/2034 •	758	632

Bear Stearns Mortgage Funding Trust
5.604% due 12/25/2046 •	11,335	9,439

Bear Stearns Mortgage Securities, Inc.
5.027% due 06/25/2030 «~	1	1

Bear Stearns Structured Products, Inc. Trust
4.198% due 12/26/2046 ~	989	768
5.115% due 01/26/2036 ~	776	587

Beast Mortgage Trust
6.490% due 03/15/2036 •	700	609
6.626% due 02/15/2037 •	19,000	16,825

BellaVista Mortgage Trust
5.941% due 05/20/2045 •	8	5

Benchmark Mortgage Trust
2.700% due 02/15/2053	9,800	9,193
3.458% due 03/15/2055	34,330	30,631
4.016% due 03/15/2052	32,609	30,509

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.232% due 01/15/2052	$36,036	$34,045
4.444% due 05/15/2055 ~	36,500	34,220

Beneria Cowen & Pritzer Collateral Funding Corp.
6.239% due 06/15/2038 •	17,400	16,559

BFLD Trust
6.590% due 10/15/2035 •	14,300	11,464

BIG Commercial Mortgage Trust
6.667% due 02/15/2039 •	8,483	8,390

BINOM Securitization Trust
4.441% due 08/25/2057 ~	13,464	12,868

Braemar Hotels & Resorts Trust
6.318% due 06/15/2035 •	40	40

BSREP Commercial Mortgage Trust
6.390% due 08/15/2038 •	5,397	5,176

BWAY Mortgage Trust
6.690% due 09/15/2036 •	4,740	4,507

BX Trust
3.202% due 12/09/2041	3,681	3,281
6.075% due 04/15/2039 •	27,039	26,690
6.139% due 01/15/2034 •	2,605	2,592
6.169% due 10/15/2036 •	25,107	24,920
6.527% due 10/15/2036 •	6,650	6,602

Cantor Commercial Real Estate Lending
2.874% due 11/15/2052	7,900	6,887

CD Mortgage Trust
3.431% due 08/15/2050	5,207	4,889

Chase Home Lending Mortgage Trust
3.250% due 03/25/2063 ~	13,807	12,239

Chase Mortgage Finance Trust
4.337% due 09/25/2036 «~	194	169
4.523% due 03/25/2037 ~	62	57
4.655% due 12/25/2035 ~	763	676
4.788% due 01/25/2036 ~	3,004	2,686
4.876% due 02/25/2037 ~	678	645
4.897% due 12/25/2035 «~	103	93
4.897% due 12/25/2035 ~	5,506	5,087
4.897% due 03/25/2037 ~	1,572	1,485
5.120% due 09/25/2036 ~	23	20
5.187% due 02/25/2037 «~	111	104
5.244% due 02/25/2037 ~	4	4
5.298% due 02/25/2037 ~	78	74
5.500% due 03/25/2037 «	20	2
5.769% due 02/25/2037 «~	7	7
6.000% due 11/25/2036	1,054	429
6.000% due 02/25/2037	546	215
6.000% due 03/25/2037	511	284

ChaseFlex Trust
5.000% due 07/25/2037	1,053	337
5.944% due 06/25/2035 •	1,333	582
6.000% due 02/25/2037	1,290	494

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates
4.229% due 08/25/2037 þ	556	432

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	43

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.744% due 08/25/2037 •	$3,209	$2,911
6.124% due 08/25/2037 •	3,281	3,018

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.594% due 01/25/2036 •	234	208
5.623% due 05/25/2036 •	372	333
5.624% due 07/25/2036 •	194	174
5.694% due 08/25/2035 «•	114	104

Citicorp Mortgage Securities Trust
5.500% due 02/25/2026 «	9	9
5.500% due 04/25/2037 «	43	39
6.000% due 08/25/2036	233	208
6.000% due 04/25/2037	4,289	3,931

Citigroup Commercial Mortgage Trust
3.209% due 05/10/2049	17,500	16,703
3.778% due 09/10/2058	21,895	21,136
4.580% due 05/15/2054 ~	36,400	35,367
6.520% due 12/15/2036 •	600	596
6.620% due 10/15/2036 •	7,400	7,351

Citigroup Global Markets Mortgage Securities
5.944% due 05/25/2032 «•	25	25

Citigroup Mortgage Loan Trust
0.000% due 02/25/2058 ~(a)	25,086	10
0.000% due 02/25/2058 ~	33	25
0.000% due 09/25/2064 ~	14	13
0.110% due 02/25/2058 ~(a)	17,236	83
0.450% due 02/25/2058 ~(a)	17,236	285
3.310% due 02/25/2058 ~	14,216	10,559
3.932% due 12/25/2035 ~	881	546
4.180% due 05/25/2035 ~	210	201
4.247% due 10/25/2046 ~	1,031	881
4.414% due 09/25/2064 ~	30,493	25,513
4.568% due 03/25/2037 ~	731	617
4.722% due 04/25/2037 ~	629	550
4.868% due 07/25/2046 ~	1,712	1,527
5.318% due 08/25/2035 ~	2,482	2,407
5.500% due 11/25/2035	504	491
5.514% due 01/25/2037 •	184	159
6.053% due 08/25/2035 ~	1,671	1,396
6.175% due 02/25/2034 «~	66	64
6.244% due 08/25/2035 •	457	430
6.250% due 11/25/2037 ~	2,329	1,047
6.440% due 09/25/2035 «•	164	155
7.780% due 10/25/2035 •	2,482	2,402

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.910% due 09/25/2035 ~	6,607	5,570

CitiMortgage Alternative Loan Trust
6.000% due 09/25/2036	195	173
6.000% due 06/25/2037	423	369

Colony Mortgage Capital Ltd.
6.565% due 11/15/2038 •	1,800	1,781

Commercial Mortgage Trust
2.950% due 08/15/2057	7,700	6,892

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.091% due 10/10/2049	$10,964	$10,234
3.510% due 09/10/2050	19,203	17,961
3.545% due 02/10/2036	40,182	37,969
3.590% due 11/10/2047	20,803	20,521
3.611% due 08/10/2049 ~	15,299	14,634
4.228% due 05/10/2051	45,152	42,631

Community Program Loan Trust
4.500% due 04/01/2029	205	203

Countrywide Alternative Loan Resecuritization Trust
4.037% due 08/25/2037 ~	1,000	472
6.000% due 05/25/2036	785	441
6.000% due 08/25/2037 ~	1,000	491

Countrywide Alternative Loan Trust
4.390% due 10/25/2035 «~	62	46
4.704% due 11/25/2035 ~	379	334
4.774% due 02/25/2037 ~	5,531	4,751
4.829% due 07/25/2035 •	451	395
5.250% due 06/25/2035	235	177
5.500% due 07/25/2035	1,038	512
5.500% due 10/25/2035 •	1,717	1,062
5.500% due 11/25/2035	3,715	2,139
5.500% due 11/25/2035 «	209	117
5.500% due 12/25/2035 •	731	615
5.500% due 12/25/2035	838	525
5.500% due 02/25/2036	807	467
5.633% due 09/20/2046 •	591	599
5.644% due 04/25/2047 •	4,138	3,897
5.654% due 05/25/2035 •	60	53
5.704% due 12/25/2035 •	374	327
5.750% due 07/25/2037 «	97	55
5.794% due 05/25/2036 •	2,054	834
5.794% due 08/25/2036 •	978	454
5.794% due 05/25/2037 •	116	38
5.804% due 11/25/2036 •	4,495	5,275
5.824% due 07/25/2046 •	559	553
5.824% due 09/25/2046 •	3,890	3,602
5.864% due 07/25/2046 •	105	93
5.903% due 07/20/2035 •	17	15
5.944% due 04/25/2036 •	5,455	2,179
5.944% due 09/25/2046 •	911	683
5.944% due 10/25/2046 «•	73	51
5.964% due 07/25/2036 •	12,013	9,863
5.964% due 07/25/2046 •	440	289
5.984% due 01/25/2036 •	241	210
5.994% due 08/25/2034 «•	8	8
5.994% due 10/25/2036 •	1,615	746
6.000% due 10/25/2033	181	178
6.000% due 03/25/2035	131	60
6.000% due 10/25/2035 •	7,699	5,441
6.000% due 04/25/2036	827	396
6.000% due 05/25/2036	921	458
6.000% due 06/25/2036	6,902	3,801
6.000% due 08/25/2036 •	784	457
6.000% due 08/25/2036	1,606	927
6.000% due 11/25/2036	43	23

44	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 02/25/2037	$5,022	$2,097
6.000% due 03/25/2037	1,140	420
6.000% due 04/25/2037	2,638	1,305
6.000% due 05/25/2037	240	117
6.000% due 08/25/2037	4,568	2,817
6.004% due 12/25/2035 •	15	13
6.024% due 06/25/2034 •	866	804
6.024% due 02/25/2036 •	906	787
6.043% due 11/20/2035 •	6	6
6.089% due 12/25/2035 •	151	124
6.089% due 02/25/2036 •	218	190
6.104% due 09/25/2035 •	247	187
6.250% due 12/25/2033 «	9	9
6.250% due 11/25/2036	312	233
6.250% due 08/25/2037	1,696	806
6.440% due 03/25/2037 •	491	264
6.469% due 11/25/2047 •	2,085	1,688
6.500% due 05/25/2036	1,704	835
6.500% due 09/25/2036	641	356
6.500% due 08/25/2037	6,457	2,712
6.500% due 09/25/2037	1,402	540
6.544% due 02/25/2036 •	1,870	1,421
6.569% due 01/25/2036 •	19	17
6.984% due 11/25/2035 •	145	118
7.019% due 06/25/2034 •	6,601	6,580

Countrywide Home Loan Mortgage Pass-Through Trust
3.691% due 10/20/2035 «~	15	14
3.775% due 04/25/2035 ~	42	27
3.778% due 05/20/2036 ~	634	585
3.843% due 06/20/2034 «~	137	122
4.178% due 05/20/2036 ~	4,832	4,334
4.279% due 11/25/2037 ~	1,422	1,255
4.325% due 02/25/2047 ~	262	220
4.423% due 10/25/2035 ~	1,265	1,000
4.428% due 09/25/2047 ~	645	560
4.453% due 03/25/2037 ~	214	179
4.500% due 09/25/2035 «	323	271
4.512% due 07/25/2034 «~	305	276
4.624% due 11/20/2034 ~	748	692
4.706% due 11/25/2034 ~	1,210	1,095
4.871% due 04/25/2035 «~	186	144
5.000% due 09/25/2035 «	15	9
5.253% due 12/19/2033 «~	8	7
5.286% due 11/20/2034 «~	68	62
5.354% due 04/20/2035 «~	84	75
5.500% due 01/25/2035	178	172
5.500% due 09/25/2035 «	127	112
5.500% due 09/25/2035	149	138
5.500% due 10/25/2035 «	319	175
5.500% due 10/25/2035	897	511
5.500% due 11/25/2035 «	231	112
5.500% due 11/25/2035	265	147
5.750% due 12/25/2035	1,012	494
5.750% due 02/25/2037	881	422
5.750% due 07/25/2037	353	178

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.984% due 03/25/2035 •	$182	$166
6.000% due 05/25/2036	1,202	550
6.000% due 07/25/2036	2,589	1,306
6.000% due 12/25/2036 «	84	33
6.000% due 02/25/2037	2,562	2,085
6.000% due 07/25/2037	541	249
6.000% due 09/25/2037 «	258	136
6.009% due 06/19/2031 «~	20	19
6.024% due 04/25/2035 «•	62	55
6.049% due 04/25/2046 •	5,312	1,628
6.083% due 08/25/2034 ~	365	332
6.084% due 03/25/2035 •	79	70
6.104% due 02/25/2035 •	351	318
6.113% due 10/25/2033 •	626	361
6.116% due 02/25/2034 «~	2	2
6.124% due 02/25/2035 •	76	64
6.124% due 03/25/2036 «•	9	3
6.125% due 07/19/2031 «~	10	10
6.144% due 02/25/2036 «•	5	2
6.204% due 09/25/2034 «•	20	18
6.241% due 07/20/2034 «~	67	61
6.250% due 09/25/2036	728	319
6.250% due 02/25/2038	856	413
7.873% due 02/20/2036 «•	34	29
7.884% due 02/20/2036 •	1,839	1,550
7.940% due 02/20/2036 •	9	8

Countrywide Home Loan Reperforming REMIC Trust
4.682% due 01/25/2034 ~	198	168
5.784% due 06/25/2035 •	636	599
6.500% due 11/25/2034	169	157
7.500% due 11/25/2034 «	66	66
7.500% due 06/25/2035	239	237

Credit Suisse Commercial Mortgage Trust
6.407% due 06/15/2034 •	6,495	6,232

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 «~	1	1
5.500% due 09/25/2035	1,965	1,375
6.065% due 03/25/2032 ~	134	124
6.594% due 09/25/2034 •	336	482
7.500% due 05/25/2032	32	33
7.500% due 12/25/2032 «	1	1

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.737% due 07/25/2033 «~	113	107
5.197% due 05/25/2034 ~	358	351
5.500% due 10/25/2035	448	201
5.737% due 10/25/2033 «~	28	25
6.000% due 11/25/2035	12	9

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.000% due 02/25/2056 (g)	65	64
0.000% due 07/25/2057 (g)	119	114
0.000% due 01/25/2058 (g)	111	107
0.000% due 04/25/2058 (a)	7	7
2.257% due 08/15/2037	12,848	11,951

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	45

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 07/25/2057 ~	$173,116	$153,463
2.750% due 07/25/2057 ~	1,390	1,328
3.000% due 11/25/2056 ~	30,227	25,381
3.067% due 02/25/2056 ~	371,343	289,753
3.149% due 07/25/2057 ~	166,628	102,569
3.431% due 11/10/2032	2,200	1,867
3.500% due 04/26/2038 ~	139	135
3.614% due 01/25/2058 ~	100,482	82,566
4.134% due 07/27/2037 ~	6,733	6,406
4.222% due 06/25/2048 ~	347,374	301,247
4.227% due 04/28/2037 ~	2,854	2,629
4.630% due 04/25/2058 ~	179,807	164,361
5.837% due 04/25/2037 ~	15,931	3,920
5.863% due 02/25/2037 ~	2,620	577
6.000% due 07/25/2036	789	378
6.000% due 04/25/2037	832	309
6.079% due 04/25/2037 þ	909	250
6.194% due 07/15/2032 •	379	365
6.250% due 06/01/2050 ~	335,126	335,980
6.586% due 08/25/2037 ~	4,556	2,310
6.840% due 07/15/2038 •	4,800	4,324
7.040% due 10/15/2037 •	6,800	6,689

Credit Suisse Mortgage Capital Trust
2.802% due 07/25/2057 ~	9,869	7,438

Cross Mortgage Trust
6.615% due 03/25/2068 þ	8,617	8,640

CRSNT Commercial Mortgage Trust
6.264% due 04/15/2036 •	39,401	38,436

CSAIL Commercial Mortgage Trust
3.329% due 06/15/2052	5,955	5,369
3.903% due 03/15/2052	2,200	2,140

DBCG Mortgage Trust
8.500% due 06/15/2034 •	1,235	1,238

DBGS Mortgage Trust
6.218% due 06/15/2033 •	22,950	21,208
6.835% due 10/15/2036 •	4,080	3,976

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035	519	427
5.544% due 08/25/2037 •	1,256	1,018
5.684% due 08/25/2036 •	1,656	1,510
5.924% due 01/25/2047 •	3,239	2,721
6.104% due 02/25/2036 •	5,771	5,582

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.544% due 10/25/2036 «•	5	4
6.005% due 10/25/2036 ~	305	254
6.369% due 10/25/2036 þ	398	331
6.386% due 10/25/2036 þ	398	331
6.800% due 07/25/2036 þ	444	369

Deutsche Mortgage & Asset Receiving Corp.
4.620% due 11/27/2036 •	699	695

DOLP Trust
2.956% due 05/10/2041	56,700	47,688

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Downey Savings & Loan Association Mortgage Loan Trust
5.621% due 04/19/2047 •		$550	$589
6.143% due 07/19/2044 ~		9	8
6.261% due 09/19/2044 •		30	26

DROP Mortgage Trust
6.589% due 10/15/2043 •		13,700	13,194

EMF-NL Prime BV
4.728% due 04/17/2041 •	EUR	1,612	1,693

Extended Stay America Trust
6.519% due 07/15/2038 •		$121,962	122,002

Fannie Mae
5.685% due 04/25/2037 •		300	295
5.735% due 03/25/2036 •		75	75
5.785% due 12/25/2036 •		158	156
5.785% due 04/25/2043 •		99	97
5.835% due 07/25/2034 •		269	268
5.835% due 10/25/2036 •		181	179
5.835% due 04/25/2037 •		201	199
5.835% due 03/25/2040 •		87	85
5.875% due 06/25/2036 •		138	136
5.885% due 08/25/2037 •		234	233
6.035% due 06/25/2030 •		72	72
6.185% due 04/25/2031 •		84	85
6.185% due 02/25/2033 •		130	130
6.255% due 02/25/2038 •		68	68
6.335% due 04/25/2032 •		253	255
6.335% due 11/25/2033 •		292	295

First Horizon Alternative Mortgage Securities Trust
4.710% due 08/25/2035 ~		616	528
5.266% due 03/25/2035 ~		18	11
5.500% due 05/25/2035 ~		1,078	693
5.814% due 02/25/2037 «•		16	5
6.047% due 08/25/2034 «~		59	58
6.250% due 08/25/2037		403	163

First Horizon Mortgage Pass-Through Trust
3.514% due 10/25/2036 «~		338	245
4.820% due 11/25/2037 ~		986	448
4.935% due 10/25/2035 ~		1,252	1,160
5.146% due 01/25/2037 ~		14	8
5.306% due 11/25/2035 «~		373	309
5.462% due 08/25/2035 ~		416	290
5.714% due 02/25/2035 «•		5	4
5.967% due 09/25/2035 ~		745	698

First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031 «		43	40

Formentera Issuer PLC
6.022% due 07/28/2047 •	GBP	2,310	2,917

Freddie Mac
2.000% due 06/15/2052 (a)		$342,680	43,560
5.683% due 05/15/2036 •		235	232
5.683% due 04/15/2037 •		155	149
5.783% due 07/15/2036 •		157	155

46	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.783% due 01/15/2043 •		$183	$179
6.023% due 10/15/2037 •		273	271
6.063% due 10/15/2037 •		371	369

GCAT Trust
3.000% due 04/25/2052 ~		83,209	69,867

Ginnie Mae
5.794% due 11/20/2068 •		734	732
5.819% due 01/20/2072 •		54,772	53,386
5.843% due 11/20/2037 •		118	113
6.119% due 01/20/2073 •		12,389	12,364
6.189% due 02/20/2073 •		56,608	56,702
6.199% due 02/20/2073 •		8,518	8,535
6.219% due 01/20/2073 •		79,079	79,320
6.289% due 08/20/2073 •		16,668	16,779
6.419% due 06/20/2073 •		92,090	93,511
6.419% due 11/20/2073 •		6,121	6,222

GMAC Mortgage Corp. Loan Trust
3.725% due 05/25/2035 «~		464	372
5.229% due 04/19/2036 ~		1,193	1,104

Great Hall Mortgages PLC
4.058% due 03/18/2039 •	EUR	106	114
5.472% due 03/18/2039 •	GBP	3,078	3,869
5.482% due 06/18/2039 •		1,627	2,048
5.754% due 06/18/2039 •		$2,507	2,495

GreenPoint Mortgage Funding Trust
5.844% due 10/25/2046 •		271	245
5.884% due 06/25/2045 •		140	126
5.984% due 04/25/2036 •		92	88
5.984% due 11/25/2045 •		124	109
6.124% due 10/25/2046 •		677	489

GS Mortgage Securities Corp.
5.366% due 05/03/2032		3,900	3,831

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		17,732	12,684
6.523% due 07/15/2031 •		5,525	4,593
6.572% due 07/15/2035 •		5,590	4,342
6.622% due 11/15/2032 •		2,850	2,838
8.726% due 08/15/2039 •		26,700	26,863

GS Mortgage Securities Trust
3.001% due 09/10/2052		10,000	8,918
3.541% due 01/10/2043 ~		1,550	1,358
3.621% due 10/10/2035		17,200	16,342

GS Mortgage-Backed Securities Corp. Trust
2.500% due 06/25/2052 ~		49,937	40,249
2.500% due 09/25/2052 ~		27,024	21,781

GS Mortgage-Backed Securities Trust
2.500% due 01/25/2052 ~		58,607	47,237
2.500% due 04/25/2052 ~		39,056	31,600
2.500% due 08/25/2052 ~		15,086	12,159
2.500% due 07/25/2059 ~		88,749	81,393
3.000% due 08/26/2052 ~		173,686	145,681
3.000% due 09/25/2052 ~		68,235	57,294
3.000% due 12/25/2052 ~		110,476	92,762

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 07/25/2061 ~	$7,364	$6,975
5.000% due 01/25/2052 •	8,470	7,880

GSC Capital Corp. Mortgage Trust
5.804% due 05/25/2036 •	82	77

GSMPS Mortgage Loan Trust
5.794% due 09/25/2035 •	2,974	2,512
7.500% due 06/25/2043	1,659	1,662

GSR Mortgage Loan Trust
3.942% due 03/25/2037 ~	2,309	1,260
4.092% due 06/25/2034 «~	88	81
4.220% due 05/25/2035 «~	338	316
4.340% due 04/25/2035 «~	68	60
4.349% due 05/25/2035 ~	9	7
4.366% due 04/25/2036 ~	30	20
4.437% due 11/25/2035 ~	3,794	3,302
4.562% due 07/25/2035 ~	6	5
4.704% due 11/25/2035 «~	2	2
4.713% due 01/25/2036 ~	39	35
4.972% due 11/25/2035 ~	1,506	800
5.000% due 05/25/2037 «	1	2
5.473% due 09/25/2035 «~	11	10
5.500% due 06/25/2035	815	804
5.500% due 06/25/2036 «	35	326
5.744% due 07/25/2035 «•	35	30
5.794% due 01/25/2034 «•	5	5
6.000% due 03/25/2032 «	3	3
6.000% due 11/25/2035	8,134	3,157
6.000% due 02/25/2036	2,524	1,223
6.000% due 01/25/2037 «	485	291
6.000% due 03/25/2037	14	7
6.000% due 07/25/2037 «	137	87
6.250% due 09/25/2036 «	215	200
6.304% due 04/25/2035 «~	225	213
6.500% due 09/25/2036	2,091	1,023
6.750% due 03/25/2033 «•	2	2
6.970% due 04/25/2032 «•	35	28

HarborView Mortgage Loan Trust
4.077% due 06/19/2036 ~	1,936	836
4.228% due 06/19/2036 ~	3,432	1,702
4.236% due 07/19/2035 ~	163	120
4.724% due 08/19/2036 «~	55	52
4.997% due 06/19/2045 •	9,124	4,458
5.701% due 03/19/2037 •	16,454	14,641
5.841% due 09/19/2046 •	1,418	1,241
5.881% due 05/19/2035 •	4,832	4,358
5.921% due 06/19/2035 •	477	450
6.001% due 06/19/2034 «•	191	164
6.024% due 04/19/2034 «~	7	7
6.041% due 04/19/2034 «•	110	97
6.081% due 01/19/2035 •	668	552
6.141% due 01/19/2035 •	842	759
6.161% due 01/19/2035 «•	31	26
6.241% due 11/19/2034 «•	75	55
6.386% due 12/19/2035 ~	300	284
6.444% due 10/25/2037 •	608	544

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	47

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hawaii Hotel Trust
6.523% due 05/15/2038 •	$1,620	$1,615

Hilton USA Trust
2.828% due 11/05/2035	33,800	29,318

HomeBanc Mortgage Trust
5.964% due 01/25/2036 •	295	279
6.184% due 12/25/2034 •	617	576
6.304% due 08/25/2029 •	295	283

HPLY Trust
6.435% due 11/15/2036 •	374	373

HSI Asset Securitization Corp. Trust
5.884% due 11/25/2035 •	8,331	7,556

Hundred Acre Wood Trust
5.000% due 10/25/2051 •	5,219	4,853

Impac CMB Trust
5.304% due 09/25/2034 «þ	87	92
6.184% due 11/25/2034 «•	226	216
6.204% due 10/25/2033 «•	1	1
6.224% due 10/25/2034 •	79	77

Impac Secured Assets Trust
5.120% due 07/25/2035 «~	306	266

IndyMac Adjustable Rate Mortgage Trust
5.545% due 01/25/2032 «~	68	62
5.686% due 01/25/2032 «~	27	25

IndyMac IMJA Mortgage Loan Trust
6.250% due 11/25/2037	886	393

IndyMac INDA Mortgage Loan Trust
3.600% due 08/25/2036 ~	666	516
5.431% due 01/25/2036 ~	1,762	1,632
6.044% due 11/25/2035 •	301	182

IndyMac INDX Mortgage Loan Trust
3.076% due 01/25/2036 «~	91	78
3.078% due 06/25/2037 ~	4,492	2,668
3.098% due 06/25/2037 ~	1,105	864
3.261% due 02/25/2035 «~	228	191
3.324% due 07/25/2037 ~	931	604
3.556% due 01/25/2035 «~	30	26
3.655% due 04/25/2037 ~	5,153	4,373
3.662% due 01/25/2036 ~	1,932	1,692
3.680% due 12/25/2035 ~	1,662	1,362
3.709% due 10/25/2035 ~	246	195
3.771% due 04/25/2037 ~	3,519	3,143
3.780% due 08/25/2035 ~	467	343
3.816% due 05/25/2036 ~	1,570	1,308
3.918% due 03/25/2036 ~	1,319	942
3.995% due 09/25/2035 ~	5,495	4,421
4.512% due 08/25/2035 ~	16	14
4.691% due 12/25/2034 ~	36	33
5.141% due 10/25/2034 ~	1,022	968
5.624% due 02/25/2037 •	1,336	1,208
5.744% due 06/25/2037 •	699	251
5.804% due 02/25/2037 •	8,114	8,011
5.844% due 11/25/2046 •	275	249

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.864% due 05/25/2046 •	$49	$42
5.904% due 04/25/2035 •	47	42
5.924% due 07/25/2035 •	747	677
6.084% due 07/25/2045 •	26	20
6.224% due 05/25/2034 «•	1	1
6.244% due 11/25/2034 •	20	17
6.264% due 11/25/2034 •	535	455

InTown Mortgage Trust
7.814% due 08/15/2039 •	3,700	3,725

JP Morgan Alternative Loan Trust
4.593% due 12/25/2036 «~	184	171
4.593% due 12/25/2036 ~	683	742
4.839% due 05/25/2037 ~	2,262	1,985
5.724% due 03/25/2037 •	733	759
5.843% due 05/26/2037 ~	13,463	10,213
6.550% due 05/25/2036 «þ	15	14

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042	8,599	7,265
3.474% due 12/15/2049 ~	2,723	2,650
3.648% due 12/15/2049 ~	8,606	8,127
3.916% due 06/10/2042 ~	17,100	15,451
5.922% due 04/15/2037 •	10,349	9,899
6.555% due 11/15/2038 •	2,231	2,223
6.823% due 12/15/2031 •	1,029	871
7.235% due 10/05/2040	7,500	7,847

JP Morgan Mortgage Trust
2.500% due 10/25/2051 ~	5,696	4,591
2.500% due 11/25/2051 ~	2,727	2,198
2.500% due 12/25/2051 ~	1,571	1,267
2.500% due 02/25/2052 ~	8,461	6,820
3.000% due 01/25/2052 ~	4,948	4,154
3.000% due 03/25/2052 ~	77,835	65,355
3.500% due 10/25/2046 ~	802	717
3.500% due 10/25/2048 ~	293	256
3.500% due 09/25/2052 ~	8,255	7,218
3.965% due 07/27/2037 ~	3,822	3,445
4.048% due 10/25/2036 «~	444	300
4.048% due 10/25/2036 ~	600	426
4.294% due 05/25/2036 ~	1,050	839
4.463% due 04/25/2037 «~	143	110
4.603% due 08/25/2036 «~	724	560
4.603% due 08/25/2036 ~	198	156
4.606% due 10/25/2036 ~	34	24
4.625% due 07/25/2063 ~	5,553	5,328
4.699% due 02/25/2034 «~	91	81
4.721% due 08/25/2035 ~	465	453
4.736% due 10/25/2035 «~	248	186
4.838% due 10/25/2035 ~	626	490
4.865% due 07/25/2035 «~	232	211
4.872% due 11/25/2033 «~	4	4
4.896% due 07/25/2035 ~	1,520	1,426
4.955% due 12/25/2037 «~	52	38
5.000% due 08/25/2051 ~	9,944	9,571
5.000% due 12/25/2051 ~	10,883	10,474

48	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/25/2052 ~		$18,788	$18,364
5.000% due 05/25/2052 •		22,277	20,727
5.003% due 11/25/2035 ~		800	647
5.013% due 11/25/2035 ~		470	379
5.035% due 04/25/2036 ~		2,068	1,785
5.041% due 08/25/2035 ~		448	370
5.129% due 06/25/2035 «~		131	102
5.144% due 02/25/2036 ~		5,583	3,993
5.147% due 04/25/2035 «~		3	3
5.165% due 10/25/2036 «~		13	10
5.165% due 10/25/2036 ~		7,326	5,678
5.182% due 10/25/2035 ~		3,795	3,463
5.250% due 11/25/2063 ~		941	925
5.273% due 07/25/2035 ~		423	400
5.310% due 10/25/2035 «~		19	18
5.310% due 10/25/2035 ~		2,572	2,471
5.386% due 09/25/2035 «~		71	64
5.500% due 07/25/2036 «		387	183
5.516% due 07/25/2035 ~		29	28
5.521% due 04/25/2036 ~		1,144	966
5.529% due 07/25/2035 «~		9	8
5.628% due 06/25/2035 «~		311	303
5.656% due 07/25/2035 «~		4	4
5.670% due 07/25/2035 «~		28	28
5.750% due 01/25/2036		16	7
5.761% due 02/25/2036 «~		29	20
5.817% due 08/25/2035 ~		319	298
6.500% due 07/25/2036		2,740	1,004
6.500% due 08/25/2036		364	119

JPMDB Commercial Mortgage Securities Trust
2.180% due 05/13/2053		10,000	7,964
3.057% due 11/13/2052		7,900	6,726

Kirkby RMBS PLC
0.000% due 02/22/2045 ~	GBP	2	5,033
2.250% due 02/22/2045		9,470	6,788
6.141% due 02/22/2045 •		51,000	63,700
7.341% due 02/22/2045 •		29,232	35,680

KREST Commercial Mortgage Securities Trust
2.558% due 11/05/2044		$2,400	1,803

Lanebrook Mortgage Transaction PLC
6.323% due 06/12/2057 •	GBP	680	860

Lavender Trust
6.250% due 10/26/2036		$3,784	1,818

Legacy Mortgage Asset Trust
0.000% due 12/25/2056 ~(a)		379,534	2,665
0.000% due 07/25/2057 (g)		295	280
0.000% due 07/25/2057 ~		90,233	82,216
0.000% due 01/25/2058 ~		38	37
3.004% due 12/25/2056 ~		379,534	294,524
4.000% due 02/25/2058 ~		18,518	18,112
4.250% due 02/25/2058 ~		15,577	14,896
4.309% due 12/26/2057 ~		283,102	249,034
4.332% due 02/25/2058 ~		15,577	10,518
4.374% due 01/25/2058 ~		24,637	22,203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 02/25/2058 ~	$15,577	$14,066

Lehman Mortgage Trust
4.496% due 12/25/2035 ~	3,323	583
5.029% due 01/25/2036 ~	852	781
5.500% due 01/25/2036	548	266
5.750% due 06/25/2037 «•	198	166
5.764% due 08/25/2036 •	2,998	2,057
5.783% due 04/25/2036 ~	515	326
6.000% due 07/25/2036	3,667	1,850

Lehman XS Trust
5.824% due 11/25/2046 •	141	121
5.844% due 08/25/2046 •	4,675	4,299

Luminent Mortgage Trust
5.764% due 11/25/2036 «•	123	104
5.804% due 12/25/2036 •	1,143	1,048
5.844% due 02/25/2046 •	38	28
6.164% due 04/25/2036 •	5,642	4,678

MAD Mortgage Trust
3.082% due 08/15/2034 ~	1,250	1,157

Manhattan West Mortgage Trust
2.130% due 09/10/2039	47,900	42,585

MASTR Adjustable Rate Mortgages Trust
3.017% due 07/25/2035 ~	281	240
4.351% due 03/25/2035 «~	141	123
4.504% due 12/25/2033 «~	5	5
4.556% due 12/25/2033 «~	11	10
4.586% due 12/25/2034 ~	820	772
4.750% due 10/25/2032 «~	69	65
5.339% due 05/25/2034 «~	39	36
5.654% due 04/25/2046 •	1,974	1,708
5.672% due 10/25/2034 ~	529	503
5.924% due 05/25/2037 •	643	268
6.044% due 05/25/2047 «•	3	3

MASTR Alternative Loan Trust
5.844% due 03/25/2036 •	6,806	728

MASTR Asset Securitization Trust
6.000% due 06/25/2036 «	175	98

MASTR Reperforming Loan Trust
5.804% due 07/25/2035 •	1,964	1,012
7.000% due 08/25/2034	1,352	961
7.000% due 05/25/2035	357	246

MASTR Seasoned Securitization Trust
6.500% due 08/25/2032 ~	983	939

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
6.140% due 11/15/2031 •	430	407
6.180% due 09/15/2030 «•	100	95
6.320% due 11/15/2031 «•	9	8

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
6.020% due 10/20/2029 •	430	432
6.300% due 08/15/2032 •	22	20

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	49

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Alternative Note Asset Trust
4.738% due 06/25/2037 ~	$731	$385
5.664% due 03/25/2037 •	716	173
6.000% due 03/25/2037	1,040	115
6.044% due 03/25/2037 •	1,896	461

Merrill Lynch Mortgage Investors Trust
4.385% due 06/25/2035 ~	1,689	1,589
4.792% due 09/25/2035 ~	3,360	2,664
4.920% due 08/25/2034 «~	198	181
4.970% due 05/25/2033 «~	4	3
5.055% due 06/25/2037 ~	277	251
5.224% due 07/25/2035 ~	124	109
5.420% due 05/25/2033 ~	742	708
5.446% due 02/25/2035 ~	1,489	1,405
5.516% due 02/25/2034 ~	2	2
5.546% due 11/25/2035 •	912	871
5.628% due 12/25/2035 «~	239	213
5.706% due 09/25/2035 ~	807	755
5.806% due 05/25/2036 «~	127	118
5.822% due 12/25/2034 «~	7	7
5.854% due 02/25/2033 ~	6	6
5.944% due 11/25/2035 •	5	5
6.064% due 10/25/2028 «•	11	10
6.104% due 06/25/2028 •	151	135
6.104% due 09/25/2029 «•	12	12
6.104% due 11/25/2029 •	61	54
6.174% due 04/25/2029 «•	120	111
6.184% due 03/25/2028 «•	5	5
6.224% due 03/25/2028 «•	2	2
6.341% due 10/25/2028 «•	13	12
6.394% due 11/25/2029 «•	33	30
7.215% due 12/25/2032 «•	76	69

MFA Trust
5.750% due 11/25/2067 þ	30,155	29,776

Morgan Stanley Bank of America Merrill Lynch Trust
3.732% due 05/15/2048	9,229	8,967

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~	17,000	13,802
3.794% due 04/15/2055 ~	45,800	41,523
4.071% due 03/15/2052	3,635	3,424
6.609% due 12/15/2038 •	39,210	37,174

Morgan Stanley Mortgage Loan Trust
2.858% due 06/25/2037 ~	2,460	1,306
3.303% due 11/25/2037 ~	6,411	4,427
3.464% due 07/25/2035 ~	145	125
4.466% due 09/25/2035 ~	1,358	437
4.712% due 06/25/2036 ~	8,170	6,032
5.024% due 07/25/2035 ~	3,045	2,501
5.704% due 03/25/2036 •	557	370
5.724% due 01/25/2036 •	5,900	3,146
5.734% due 12/25/2035 «•	15	11
5.754% due 01/25/2035 «•	2	2
5.764% due 01/25/2035 •	1,040	963
6.000% due 02/25/2036 «	103	94
6.000% due 10/25/2037	1,340	720

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.201% due 02/25/2047 þ		$1,195	$425
7.124% due 06/25/2036 «~		68	64

MortgageIT Mortgage Loan Trust
5.904% due 04/25/2036 •		2,684	2,475
5.944% due 09/25/2037 •		4,760	3,543
6.224% due 02/25/2035 «•		109	104

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034		378	337

Natixis Commercial Mortgage Securities Trust
7.149% due 03/15/2035 •		4,540	4,543

New Orleans Hotel Trust
6.362% due 04/15/2032 •		2,790	2,725

New Residential Mortgage Loan Trust
3.000% due 03/25/2052 ~		37,850	31,781
6.864% due 10/25/2063 þ		21,123	21,387

New York Mortgage Trust
4.967% due 05/25/2036 ~		2,156	1,827

Newgate Funding PLC
4.540% due 12/15/2050 •	EUR	37,215	39,505
5.503% due 12/01/2050 •	GBP	375	461

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.681% due 10/25/2035 ~		$35	30
6.320% due 03/25/2047 þ		474	450
6.444% due 05/25/2035 •		1,636	1,284
7.000% due 02/19/2030 ~		375	363
7.300% due 02/25/2036 «~		123	98

NYO Commercial Mortgage Trust
6.535% due 11/15/2038 •		114,370	110,895

OBX Trust
2.500% due 10/25/2051 ~		62,903	50,700
3.000% due 01/25/2052 ~		108,612	91,197
3.000% due 02/25/2052 ~		17,088	14,391
3.524% due 04/25/2053 ~		7,481	7,182
6.113% due 03/25/2063 þ		2,160	2,162
6.120% due 11/25/2062 ~		18,599	18,605
6.520% due 07/25/2063 þ		8,358	8,434
7.045% due 09/25/2063 þ		9,249	9,372

Prime Mortgage Trust
5.844% due 02/25/2034 •		324	302

Proteus RMBS DAC
0.000% due 10/29/2054 (b)(g)	EUR	33,620	26,717
0.000% due 10/29/2054 ~		481	0
4.825% due 10/29/2054 •		79,280	85,873
5.275% due 10/29/2054 •		20,861	22,461
5.575% due 10/29/2054 •		15,172	16,203
6.555% due 10/29/2054 •		11,379	12,129
8.425% due 10/29/2054 •		9,482	10,086

RBSGC Mortgage Pass-Through Loan Trust
5.750% due 04/25/2035		$6,471	5,474
5.824% due 12/25/2034 •		13,554	12,138

50	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBSSP Resecuritization Trust
3.781% due 09/27/2037 •	$9,301	$7,592
4.000% due 10/26/2037	6,487	4,748
5.664% due 10/27/2036 •	1,087	996
5.675% due 08/27/2037 •	563	547
5.765% due 02/27/2037 •	1,355	1,243

Regal Trust
1.723% due 09/29/2031 «•	8	7

Residential Accredit Loans, Inc. Trust
0.000% due 02/25/2036 ~	680	581
4.236% due 08/25/2035 ~	1,256	487
4.406% due 04/25/2035 «~	20	19
5.250% due 06/25/2024 «	23	23
5.714% due 02/25/2046 •	862	487
5.724% due 01/25/2037 •	264	316
5.735% due 08/25/2035 •	186	138
5.744% due 02/25/2037 •	1,328	1,178
5.774% due 03/25/2037 •	978	196
5.804% due 05/25/2036 •	5,803	5,129
5.804% due 09/25/2036 •	1,105	1,043
5.814% due 12/25/2036 «•	14	12
5.824% due 07/25/2036 •	1,550	1,443
5.824% due 08/25/2036 •	1,885	1,832
5.824% due 09/25/2036 •	24	22
5.844% due 11/25/2036 •	672	459
5.864% due 06/25/2037 •	817	713
6.000% due 08/25/2036	842	681
6.000% due 09/25/2036	1,511	1,131
6.000% due 11/25/2036	896	673
6.000% due 01/25/2037	5	4
6.250% due 03/25/2037	782	590
6.449% due 09/25/2045 •	136	121
6.500% due 07/25/2037	261	203
6.500% due 09/25/2037	912	722

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	80	79

Residential Asset Securitization Trust
5.500% due 08/25/2034	43	42
5.750% due 02/25/2036	519	189
6.000% due 04/25/2037	196	104
6.000% due 05/25/2037	112	57
6.000% due 07/25/2037	1,086	414
6.250% due 08/25/2036 «	67	37
6.250% due 11/25/2036	1,772	653
6.250% due 09/25/2037	1,932	789
6.500% due 08/25/2036	1,312	368
6.500% due 09/25/2036	1,095	369

Residential Funding Mortgage Securities, Inc. Trust
4.864% due 02/25/2037 ~	1,512	1,009
4.914% due 07/27/2037 ~	3,671	2,737
5.097% due 02/25/2036 ~	944	827
5.500% due 12/25/2034	132	121
6.000% due 06/25/2036 «	492	394
6.000% due 07/25/2036	486	405
6.000% due 10/25/2036	4,714	3,543

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/25/2037 «		$225	$161
6.500% due 03/25/2032 «		53	50

Residential Mortgage Securities PLC
6.473% due 06/20/2070 •	GBP	13,331	16,853

RESIMAC Premier
6.087% due 02/03/2053 •		$2,004	1,998

Resloc U.K. PLC
5.563% due 12/15/2043 •	GBP	1,545	1,815

Ripon Mortgages PLC
0.000% due 08/28/2056 (g)		5,378	3,429
0.010% due 08/20/2056 «		8,063	9,732
0.070% due 08/28/2056 (a)		714	1
6.122% due 08/28/2056 •		25,858	32,543
7.522% due 08/28/2056 •		3,754	4,715
8.222% due 08/28/2056 •		3,817	4,816
8.472% due 08/28/2056 •		5,255	6,606
9.522% due 08/28/2056 •		3,003	3,754

RMAC Securities PLC
4.090% due 06/12/2044 •	EUR	1,196	1,251
5.492% due 06/12/2044 •	GBP	16,764	20,554

Roundstone Securities DAC
0.000% due 06/28/2058 •	EUR	589,429	633,639
0.000% due 06/28/2058 «~		789	850
1.000% due 06/28/2058 «~		19,957	16,715
4.000% due 06/28/2058 ~		54,756	37,259

Sequoia Mortgage Trust
3.626% due 09/20/2046 ~		$1,406	957
3.854% due 01/20/2047 ~		724	510
5.350% due 01/20/2047 ~		991	741
5.843% due 07/20/2036 •		13	12
5.863% due 06/20/2036 •		400	369
6.103% due 06/20/2033 «•		2	1
6.143% due 07/20/2033 •		47	45
6.203% due 10/20/2027 «•		11	10
6.243% due 10/20/2027 «•		95	90
6.332% due 09/20/2033 «•		70	66
6.417% due 05/20/2034 «•		103	100
6.437% due 05/20/2034 •		128	120

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •		34,140	33,267

SREIT Trust
6.139% due 10/15/2038 •		200	198

Starwood Mortgage Trust
6.298% due 11/15/2036 •		17,500	17,366

Stratton Mortgage Funding PLC
6.127% due 03/12/2052 •	GBP	2,018	2,550

Structured Adjustable Rate Mortgage Loan Trust
3.958% due 04/25/2036 ~		$1,740	966
4.016% due 11/25/2035 «~		104	89
4.414% due 01/25/2035 ~		73	72
4.728% due 08/25/2035 ~		19	16
4.856% due 05/25/2036 ~		1,371	1,184
4.913% due 02/25/2036 ~		902	718
5.145% due 09/25/2035 ~		292	256

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	51

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.220% due 03/25/2036 ~	$272	$204
5.290% due 12/25/2035 ~	582	342
5.341% due 02/25/2036 ~	1,506	878
5.346% due 12/25/2035 ~	1,090	775
5.569% due 11/25/2036 ~	1,607	1,323
5.744% due 09/25/2034 •	828	718
5.744% due 08/25/2036 •	2,201	1,739
5.843% due 09/25/2034 «~	2	2
6.489% due 01/25/2035 •	99	84
7.020% due 02/25/2034 ~	214	204
7.059% due 12/25/2034 ~	10	10
7.215% due 10/25/2037 •	383	344

Structured Asset Mortgage Investments Trust
3.905% due 06/25/2029 «~	6	6
5.704% due 03/25/2037 •	954	362
5.784% due 03/25/2037 •	157	33
5.824% due 06/25/2036 •	334	324
5.824% due 07/25/2046 •	410	311
5.864% due 04/25/2036 •	181	156
5.864% due 05/25/2036 •	45	29
5.884% due 05/25/2046 •	7,306	2,510
5.904% due 02/25/2036 •	60	51
5.941% due 07/19/2035 •	1,301	1,207
6.064% due 12/25/2035 •	1,221	973
6.101% due 09/19/2032 •	387	371
6.141% due 01/19/2034 «•	91	83
6.281% due 10/19/2033 •	217	196
6.294% due 05/25/2047 •	6,913	5,484
6.489% due 12/25/2035 •	930	740
6.538% due 02/25/2036 •	3,798	3,167

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036	2,255	1,298

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.875% due 04/15/2027 «~	6	6
4.891% due 06/25/2034 «þ	45	42
5.903% due 01/25/2034 ~	471	454
6.985% due 11/25/2033 «~	27	26
7.492% due 07/25/2033 «~	9	8
7.790% due 03/25/2033 «~	272	260

Structured Asset Securities Corp. Trust
5.750% due 04/25/2035	1,315	730

SunTrust Adjustable Rate Mortgage Loan Trust
4.733% due 10/25/2037 «~	384	290
5.608% due 02/25/2037 ~	140	117
5.895% due 01/25/2037 ~	1,193	832
5.940% due 04/25/2037 ~	190	116

SunTrust Alternative Loan Trust
5.750% due 12/25/2035 •	1,035	865
5.750% due 12/25/2035	680	583
6.000% due 04/25/2036 «	347	128

TBW Mortgage-Backed Trust
6.130% due 01/25/2037 þ	470	119
6.470% due 09/25/2036 þ	5,583	145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 07/25/2036		$4,581	$1,107
6.515% due 07/25/2037 þ		751	284

Thornburg Mortgage Securities Trust
3.908% due 09/25/2037 ~		585	571
5.306% due 10/25/2046 •		21,276	19,819
5.559% due 07/25/2036 •		19,259	15,417
5.629% due 10/25/2043 «~		138	122
5.630% due 09/25/2047 ~		16,286	12,424
6.144% due 12/25/2033 •		143	135
7.002% due 06/25/2047 •		13,847	12,307
7.052% due 03/25/2037 •		6,480	4,803

Towd Point Mortgage Funding
6.572% due 07/20/2045 •	GBP	8,423	10,637
6.574% due 05/20/2045 •		10,714	13,539

Towd Point Mortgage Trust
2.500% due 10/25/2056 ~		$27	27
2.710% due 01/25/2060 ~		1,013	948
2.900% due 10/25/2059 ~		8,148	7,625
4.389% due 02/25/2055 ~		7,648	7,280

Trinity Square PLC
6.072% due 07/15/2059 •	GBP	98,957	124,983

TTAN
6.290% due 03/15/2038 •		$759	758

UBS Commercial Mortgage Trust
4.241% due 06/15/2051 ~		7,000	6,648
4.296% due 08/15/2051		5,975	5,734
4.313% due 05/15/2051		10,000	9,458
4.334% due 10/15/2051		17,486	16,600

UWM Mortgage Trust
2.500% due 11/25/2051 ~		201,743	163,199
2.500% due 12/25/2051 ~		84,564	68,159
3.000% due 01/25/2052 ~		60,954	51,180
5.000% due 11/25/2051 •		2,045	1,903

VASA Trust
6.340% due 07/15/2039 •		7,550	6,911

Verus Securitization Trust
4.260% due 02/25/2067 þ		905	851
5.811% due 05/25/2068 þ		833	829
5.850% due 12/25/2067 þ		8,942	8,898
5.999% due 02/25/2068 þ		4,556	4,542
6.193% due 03/25/2068 þ		4,666	4,672
6.443% due 08/25/2068 þ		7,303	7,334
6.665% due 09/25/2068 þ		12,538	12,657
7.070% due 10/25/2068 þ		11,374	11,593

Visio Trust
6.598% due 10/25/2058 þ		5,409	5,442

Wachovia Mortgage Loan Trust LLC
3.896% due 08/20/2035 ~		423	380
6.182% due 10/20/2035 ~		99	94

WaMu Mortgage Pass-Through Certificates Trust
3.393% due 04/25/2037 ~		1,315	1,135
3.845% due 05/25/2037 ~		654	554
3.880% due 05/25/2037 ~		44	36

52	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.910% due 03/25/2036 ~		$7,486	$6,374
3.934% due 04/25/2037 ~		397	354
3.992% due 12/25/2036 ~		3,954	3,468
4.019% due 11/25/2036 «~		11	9
4.061% due 12/25/2036 ~		4,620	3,967
4.174% due 02/25/2037 ~		254	211
4.196% due 02/25/2037 ~		6,526	5,659
4.244% due 12/25/2046 •		3,994	3,420
4.246% due 04/25/2035 ~		1,344	1,286
4.250% due 02/25/2037 ~		3,175	2,817
4.279% due 12/25/2036 ~		33	30
4.371% due 08/25/2036 ~		528	465
4.441% due 02/25/2037 ~		2,573	2,200
4.442% due 09/25/2036 ~		2,287	1,881
4.482% due 08/25/2036 ~		71	64
4.513% due 01/25/2036 ~		2,219	2,134
4.541% due 07/25/2037 ~		149	123
4.553% due 08/25/2046 ~		3,628	3,139
4.556% due 08/25/2036 ~		5,006	4,388
4.608% due 10/25/2035 ~		257	228
4.612% due 05/25/2035 ~		6,532	6,361
4.629% due 03/25/2037 ~		7,883	7,073
4.720% due 12/25/2035 ~		495	441
4.721% due 09/25/2035 «~		153	135
4.721% due 09/25/2035 ~		4,731	4,267
4.865% due 12/25/2035 ~		4,296	3,844
4.911% due 05/25/2046 •		161	134
5.148% due 03/25/2035 ~		459	446
5.236% due 08/25/2034 ~		86	81
5.688% due 09/25/2033 ~		216	199
5.849% due 04/25/2047 •		4,790	4,091
5.859% due 05/25/2047 •		6,585	5,270
5.880% due 09/25/2033 «~		13	12
5.887% due 07/25/2047 •		1,828	1,499
5.984% due 12/25/2045 •		172	168
6.024% due 07/25/2045 •		121	115
6.089% due 08/25/2046 •		56	50
6.154% due 01/25/2033 ~		43	41
6.184% due 11/25/2034 •		313	293
6.264% due 11/25/2045 «•		137	120
6.264% due 12/25/2045 •		113	99
6.424% due 11/25/2034 •		152	139
6.489% due 06/25/2042 •		133	122
6.589% due 10/25/2046 •		4,136	3,697

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	4	19,998
6.177% due 12/21/2049 •		87,842	111,351
6.873% due 12/21/2049 •		23,296	29,255
7.373% due 12/21/2049 •		11,648	14,553
7.873% due 12/21/2049 •		6,656	8,290
8.373% due 12/21/2049 •		6,656	8,163

Washington Mutual Mortgage Pass-Through Certificates Trust
4.054% due 09/25/2036 þ		$2,870	808
4.658% due 06/25/2033 ~		711	662
5.074% due 05/25/2033 «~		85	81

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/25/2035 •	$3,490	$2,827
5.500% due 11/25/2035	333	288
5.500% due 06/25/2037 «	485	440
5.764% due 02/25/2037 •	6,946	5,200
5.770% due 02/25/2031 «~	1	1
6.000% due 04/25/2036	1,047	865
6.059% due 05/25/2046 •	2,130	1,538
6.768% due 07/25/2036 þ	1,131	270
6.949% due 07/25/2036 þ	1,932	461

Wells Fargo Alternative Loan Trust
5.468% due 07/25/2037 ~	445	404

Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053	9,400	8,287
3.311% due 06/15/2052	8,800	7,973
3.472% due 11/15/2050	10,070	9,452
3.615% due 12/15/2049	5,838	5,719
3.749% due 06/15/2036 ~	500	438
3.862% due 12/15/2039	41,000	38,302
4.023% due 03/15/2052	33,712	32,178
4.442% due 09/15/2061	4,000	3,890

Wells Fargo Mortgage-Backed Securities Trust
5.738% due 07/25/2034 «~	3	3
6.185% due 04/25/2036 ~	549	514
6.326% due 03/25/2036 «~	26	24

Worldwide Plaza Trust
3.526% due 11/10/2036	6,280	4,647

Total Non-Agency Mortgage-Backed Securities (Cost $9,329,691)		8,507,128

ASSET-BACKED SECURITIES 13.8%

522 Funding CLO Ltd.
6.619% due 10/20/2031 •	34,878	34,967

Aames Mortgage Investment Trust
6.224% due 10/25/2035 •	1,176	1,156

ABFC Trust
5.840% due 12/25/2030 «•	464	444
6.494% due 03/25/2034 •	1,201	1,146
6.539% due 05/25/2032 «•	173	172

ACAS CLO Ltd.
6.450% due 10/18/2028 •	32,197	32,257

Accredited Mortgage Loan Trust
5.565% due 01/25/2035 •	381	361

ACE Securities Corp. Home Equity Loan Trust
5.564% due 10/25/2036 •	9	3
5.664% due 12/25/2036 •	5,217	1,391
5.764% due 08/25/2036 •	4,599	1,118
5.844% due 12/25/2036 •	20,113	5,365

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	53

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.884% due 08/25/2036 •		$5,909	$1,439
6.104% due 11/25/2035 •		1,711	1,748
6.269% due 12/25/2045 •		3,098	2,334
6.374% due 02/25/2036 •		1,204	1,108
6.419% due 11/25/2033 •		1,029	1,005
6.419% due 12/25/2034 «•		195	177
6.494% due 08/25/2045 •		457	456

ACREC Ltd.
6.591% due 10/16/2036 •		19,959	19,823

Adagio CLO DAC
4.662% due 10/15/2031 •	EUR	4,768	5,112

Aegis Asset-Backed Securities Trust
6.089% due 12/25/2035 •		$2,887	2,633
6.164% due 06/25/2035 •		1,993	1,871

AIMCO CLO
6.598% (TSFR3M + 1.282%) due 04/17/2031 ~		2,252	2,253

Ally Auto Receivables Trust
5.760% due 11/15/2026		20,529	20,549

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •		12,651	12,681

AmeriCredit Automobile Receivables Trust
3.837% due 05/25/2034 þ		686	639

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.224% due 05/25/2034 •		184	184
6.314% due 07/25/2034 «•		56	54
8.819% due 11/25/2032 •		2,022	2,017

Amortizing Residential Collateral Trust
6.479% due 07/25/2032 «•		5	5

Anchorage Capital CLO Ltd.
0.000% due 04/22/2034 •(c)		20,000	20,000
6.626% due 07/15/2030 •		38,296	38,280
6.716% due 07/15/2032 •		7,900	7,904
6.719% due 07/22/2032 •		18,800	18,806

Apidos CLO
6.508% due 07/17/2030 •		42,379	42,479
6.529% due 10/20/2030 •		1,695	1,698
6.589% due 04/20/2031 •		1,888	1,889

Arbor Realty Commercial Real Estate Notes Ltd.
6.769% due 01/15/2037 •		128,400	127,894
6.790% due 11/15/2036 •		75,250	75,050

AREIT LLC
7.569% due 06/17/2039 •		34,800	34,955

AREIT Trust
6.521% due 11/17/2038 •		18,735	18,651
6.569% due 01/20/2037 •		14,126	13,976

Ares CLO Ltd.
6.610% due 04/18/2031 •		2,800	2,802
6.626% due 01/15/2032 •		27,700	27,708
6.629% due 04/22/2031 •		31,900	31,969

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ares European CLO DAC
4.602% due 10/15/2030 •	EUR	16,129	$17,370
4.820% due 04/20/2032 •		17,100	18,335

Argent Securities Trust
5.554% due 09/25/2036 •		$3,929	1,274
5.594% due 09/25/2036 •		20,286	6,580
5.744% due 06/25/2036 •		17,578	4,792
5.824% due 03/25/2036 •		5,416	2,948
5.984% due 05/25/2036 •		22,192	5,447

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
6.084% due 01/25/2036 •		8,379	7,491
6.569% due 11/25/2034 •		1,750	1,717

Armada Euro CLO DAC
4.662% due 07/15/2031 •	EUR	27,870	29,972

Asset-Backed Securities Corp. Home Equity Loan Trust
5.524% due 05/25/2037 •		$147	103
6.204% due 10/25/2034 «•		1	1
6.790% due 04/15/2033 •		577	571
8.665% due 08/15/2032 •		3,767	3,568

Atlas Senior Loan Fund Ltd.
6.659% due 04/22/2031 •		2,478	2,484
6.726% due 01/16/2030 •		7,767	7,771

Avis Budget Rental Car Funding AESOP LLC
5.250% due 04/20/2029		20,700	20,723

Bain Capital Credit CLO Ltd.
6.549% due 07/20/2030 •		9,135	9,157

Bain Capital Euro CLO DAC
4.710% due 01/20/2032 •	EUR	19,317	20,658

Barings CLO Ltd.
6.529% due 07/20/2029 •		$317	317
6.769% due 10/20/2030 •		2,537	2,539

BDS Ltd.
6.791% due 12/16/2036 •		16,866	16,782
7.126% due 03/19/2039 •		70,609	70,348
7.463% due 08/19/2038 •		1,300	1,308

Bear Stearns Asset-Backed Securities Trust
4.920% due 07/25/2036 «~		5	4
4.999% due 10/25/2036 ~		592	276
5.487% due 12/25/2036 •		2,332	2,940
5.684% due 06/25/2047 •		499	497
5.740% due 06/25/2043 «~		186	164
6.088% due 06/25/2035 •		7,306	7,196
6.104% due 10/25/2032 «•		20	19
6.244% due 10/27/2032 «•		267	258
6.444% due 11/25/2042 •		66	65
6.494% due 08/25/2037 •		3,849	3,361
6.569% due 02/25/2035 •		1,471	1,464

Benefit Street Partners CLO Ltd.
6.526% due 10/15/2030 •		5,298	5,297
6.608% due 01/17/2032 •		16,850	16,854
6.926% due 01/15/2033 •		8,550	8,554

54	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Birch Grove CLO Ltd.
6.721% due 06/15/2031 •		$35,727	$35,841

Black Diamond CLO DAC
4.830% due 01/20/2032 •	EUR	825	889
4.881% due 05/15/2032 •		7,826	8,405

Blackrock European CLO DAC
4.562% due 10/15/2031 •		20,318	21,788

BlueMountain CLO Ltd.
6.515% due 10/25/2030 •		$21,500	21,500

BlueMountain Fuji EUR CLO DAC
1.050% due 01/15/2031	EUR	496	510
4.662% due 01/15/2031 •		18,368	19,742
4.852% due 01/15/2033 •		10,150	10,912

BMW Vehicle Lease Trust
5.950% due 08/25/2025		$6,546	6,554
5.990% due 09/25/2026		11,100	11,194

BMW Vehicle Owner Trust
5.720% due 04/27/2026		32,248	32,276
5.750% due 04/27/2026 •		31,399	31,425

BNPP AM Euro CLO DAC
4.542% due 04/15/2031 •	EUR	3,100	3,331
4.790% due 07/22/2032 •		17,330	18,519

Bosphorus CLO DAC
4.760% due 12/15/2030 •		461	497

BPCRE Ltd.
7.727% due 01/16/2037 •		$7,661	7,665

Brightspire Capital Ltd.
6.591% due 08/19/2038 •		7,931	7,828

BSPDF Issuer Ltd.
6.640% due 10/15/2036 •		9,618	9,349

BSPRT Issuer Ltd.
6.760% due 12/15/2038 •		1,458	1,454
7.621% due 07/15/2039 •		76,200	76,432

Cairn CLO DAC
4.487% due 04/30/2031 •	EUR	10,487	11,277
4.722% due 10/15/2031 •		26,175	28,034

Capital Four U.S. CLO Ltd.
7.494% due 01/20/2037 •		$38,800	39,093

Carbone CLO Ltd.
6.719% due 01/20/2031 •		6,152	6,158

Carlyle Euro CLO DAC
4.531% due 08/15/2030 •	EUR	826	890
4.642% due 01/15/2031 •		29,599	31,651

Carlyle Global Market Strategies CLO Ltd.
6.518% due 08/14/2030 •		$45,890	45,993
6.548% due 04/17/2031 •		3,195	3,196
6.659% due 04/22/2032 •		1,700	1,703

Carlyle Global Market Strategies Euro CLO DAC
4.651% due 11/15/2031 •	EUR	25,345	27,169

Carlyle U.S. CLO Ltd.
6.478% due 10/15/2031 •		$12,900	12,900
6.579% due 04/20/2031 •		26,441	26,499

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CarMax Auto Owner Trust
3.810% due 09/15/2025	$199	$199
5.720% due 11/16/2026	6,444	6,448
6.089% due 09/15/2025 •	597	598

Carrington Mortgage Loan Trust
5.604% due 10/25/2036 •	3,032	2,386
5.694% due 10/25/2036 •	3,552	2,795
5.704% due 02/25/2037 •	34,669	32,026

Catamaran CLO Ltd.
6.679% due 04/22/2030 •	11,054	11,081

CBAM Ltd.
6.699% due 10/20/2029 •	21,424	21,445
6.829% due 07/20/2030 •	2,248	2,253

CDC Mortgage Capital Trust
6.239% due 07/25/2034 «•	355	375

Cent CLO Ltd.
6.551% due 07/27/2030 •	827	827

Chase Funding Trust
6.004% due 02/25/2033 «•	28	26
6.084% due 08/25/2032 •	416	403
6.104% due 11/25/2032 «•	3	3

CIFC Funding Ltd.
6.529% due 04/20/2030 •	496	496
6.530% due 10/24/2030 •	33,936	33,912
6.630% due 04/24/2030 •	1,226	1,227
6.758% due 11/16/2030 •	1,123	1,125

CIT Group Home Equity Loan Trust
6.494% due 09/25/2030 «•	415	402

Citigroup Mortgage Loan Trust
4.260% due 10/25/2037 þ	1,516	1,433
5.614% due 07/25/2045 •	6,592	4,676
5.634% due 05/25/2037 •	8,328	5,476
5.704% due 07/25/2045 •	3,069	2,177
5.714% due 05/25/2037 •	4,633	4,551
5.764% due 12/25/2036 •	7,801	4,279
5.764% due 01/25/2037 þ	811	330
5.944% due 08/25/2036 •	11,227	10,914
6.179% due 09/25/2035 •	2,639	2,602
6.851% due 05/25/2036 þ	2,084	782

Commonbond Student Loan Trust
2.550% due 05/25/2041	1,641	1,547

Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 þ	104	104

Consumer Loan Finance Issuer Trust
0.000% due 11/25/2053 «(g)	106,466	64,223
6.250% due 11/25/2053	342,961	344,241
6.400% due 11/25/2053	179,510	183,637
6.950% due 11/25/2053	66,300	67,034
7.400% due 11/25/2053	66,300	67,034
9.100% due 11/25/2053	38,710	39,134
9.350% due 11/25/2053	35,920	34,209

Countrywide Asset-Backed Certificates Trust
3.641% due 03/25/2036 •	1,351	1,315

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	55

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.166% due 04/25/2035 •		$939	$918
4.416% due 10/25/2032 ~		691	690
4.814% due 01/25/2037 •		561	555
5.583% due 08/25/2035 ~		17,821	16,634
5.584% due 07/25/2037 •		625	617
5.584% due 08/25/2037 •		9,790	8,805
5.624% due 11/25/2047 •		1,368	1,297
5.664% due 09/25/2037 •		1,102	1,122
5.674% due 10/25/2047 •		1,110	1,090
5.724% due 02/25/2037 •		6,479	6,039
5.724% due 03/25/2037 •		2,218	2,112
5.764% due 09/25/2046 «•		5	5
5.844% due 08/25/2034 •		366	351
5.859% due 10/25/2046 «~		164	189
5.884% due 09/25/2047 •		11,014	10,607
5.944% due 10/25/2034 •		1,296	1,256
6.029% due 06/25/2036 •		2,550	2,458
6.124% due 12/25/2036 •		320	243
6.134% due 05/25/2036 •		3,064	3,028
6.184% due 05/25/2032 «•		2	2
6.184% due 12/25/2034 •		1,332	1,307
6.244% due 08/25/2047 •		440	439
6.344% due 11/25/2034 •		197	188
6.404% due 02/25/2036 •		6,584	6,353

CQS U.S. CLO Ltd.
7.168% due 07/20/2031 •		57,110	57,311

Credit Suisse First Boston Mortgage Securities Corp.
4.587% due 08/25/2032 •		1,307	1,237

Credit-Based Asset Servicing & Securitization LLC
5.555% due 07/25/2037 •		225	147
6.780% due 05/25/2035 þ		730	653

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.322% due 03/25/2037 þ		4,426	1,610

Credit-Based Asset Servicing & Securitization Trust
3.391% due 04/25/2037 •		670	424
5.564% due 11/25/2036 •		79	36
5.744% due 11/25/2036 •		7,631	3,460

Crestline Denali CLO Ltd.
6.609% due 04/20/2030 •		26,515	26,530
6.717% due 10/23/2031 •		41,947	41,931

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		1,299	235
6.220% due 09/25/2036 þ		1,674	483
6.672% due 06/25/2036 þ		1,411	402

CVC Cordatus Loan Fund DAC
4.570% due 09/15/2031 •	EUR	4,851	5,205
4.592% due 10/15/2031 •		44,060	47,237
4.681% due 08/15/2032 •		2,534	2,724

Delta Funding Home Equity Loan Trust
6.260% due 09/15/2029 «•		$89	83

Denali Capital CLO Ltd.
6.626% due 04/15/2031 •		2,953	2,955

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond Infrastructure Funding LLC
1.760% due 04/15/2049		$1,100	$983

Drive Auto Receivables Trust
5.830% due 12/15/2026		17,800	17,814

Dryden CLO Ltd.
6.568% due 01/17/2032 •		3,000	3,001
6.626% due 07/15/2031 •		14,723	14,727

Dryden Euro CLO DAC
4.602% due 04/15/2033 •	EUR	37,386	39,848
4.761% due 05/15/2034 •		23,838	25,576

Dryden Senior Loan Fund
6.479% due 10/19/2029 •		$2,150	2,150
6.556% due 04/15/2028 •		5,914	5,926
6.596% due 04/15/2029 •		1,858	1,859
6.769% due 08/15/2030 •		1,275	1,276

Elevation CLO Ltd.
6.536% due 10/25/2030 •		42,359	42,380

EMC Mortgage Loan Trust
6.184% due 05/25/2040 •		11	11

EquiFirst Mortgage Loan Trust
6.194% due 01/25/2034 «•		9	9

Euro-Galaxy CLO DAC
4.565% due 04/24/2034 •	EUR	26,535	28,477

Fieldstone Mortgage Investment Trust
5.755% due 11/25/2036 •		$8,038	4,736
5.824% due 05/25/2036 •		6,041	4,319

Finance America Mortgage Loan Trust
6.344% due 08/25/2034 «•		208	181

First Franklin Mortgage Loan Trust
5.754% due 10/25/2036 •		6,000	4,639
5.764% due 04/25/2036 •		2,150	2,082
5.924% due 08/25/2036 •		2,354	2,168
5.924% due 10/25/2036 •		3,413	2,199
6.644% due 01/25/2035 •		1,360	1,342
6.869% due 10/25/2034 •		613	609

First Investors Auto Owner Trust
6.440% due 10/16/2028		8,671	8,741

First NLC Trust
3.703% due 05/25/2035 •		990	867
5.584% due 08/25/2037 •		2,399	1,213
5.724% due 08/25/2037 •		2,489	1,258

Flagship Credit Auto Trust
4.030% due 12/15/2026		12,525	12,433

Fortress Credit Investments Ltd.
7.170% due 02/23/2039 •		97,175	97,176

Fremont Home Loan Trust
5.504% due 01/25/2037 •		26	12
5.574% due 11/25/2036 •		36,536	12,939
5.594% due 01/25/2037 •		11,725	5,341
5.644% due 08/25/2036 •		346	112
5.764% due 08/25/2036 •		7,091	2,285
5.784% due 02/25/2037 •		41,999	14,378

56	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.924% due 02/25/2037 •		$15,949	$5,506
5.944% due 05/25/2036 •		10,230	6,316
5.984% due 04/25/2036 •		2,839	2,612
6.104% due 01/25/2036 •		8,036	7,608
6.374% due 07/25/2034 «•		49	47
6.509% due 06/25/2035 •		3,654	3,503

FS Rialto Issuer LLC
7.219% due 01/19/2039 •		68,700	68,584

Galaxy CLO Ltd.
6.546% due 10/15/2030 •		32,722	32,709
6.607% due 05/16/2031 •		9,992	10,023

Gallatin CLO Ltd.
6.666% due 07/15/2031 •		25,920	25,897

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	91,157	61,118

GE-WMC Mortgage Securities Trust
5.524% due 08/25/2036 «•		$5	2

GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026		2,367	2,364
4.590% due 05/15/2026		4,031	4,024

GM Financial Consumer Automobile Receivables Trust
5.740% due 09/16/2026		36,778	36,812
5.789% due 09/16/2026 •		15,011	15,025

GMAC Mortgage Corp. Loan Trust
7.000% due 09/25/2037 «~		8	7

GoldenTree Loan Management EUR CLO DAC
4.870% due 01/20/2032 •	EUR	2,000	2,144

GoldenTree Loan Management U.S. CLO Ltd.
6.477% due 04/24/2031 •		$35,700	35,707

Golub Capital Partners CLO Ltd.
0.000% due 04/20/2033 •(c)		12,500	12,500

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048		7,988	6,298
4.000% due 04/20/2049		15,718	14,077

GPMT Ltd.
6.691% due 07/16/2035 •		15,910	15,805

Greystone Commercial Real Estate Notes Ltd.
6.620% due 09/15/2037 •		177	177

GSAA Home Equity Trust
4.411% due 03/25/2036 ~		4,033	1,732
5.584% due 03/25/2036 •		39	13
5.644% due 03/25/2037 •		511	140
5.684% due 04/25/2047 •		1,242	1,164
5.684% due 05/25/2047 •		2,702	1,561
5.784% due 09/25/2036 •		8,392	1,969
5.804% due 05/25/2036 •		13,453	3,158
5.804% due 07/25/2037 •		444	404
6.044% due 03/25/2037 •		1,816	710
6.044% due 05/25/2047 •		152	92
6.344% due 08/25/2037 •		539	516

GSAMP Trust
5.534% due 01/25/2037 •		2,609	1,555

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.564% due 12/25/2036 •		$5,387	$2,602
5.624% due 11/25/2035 •		356	31
5.924% due 06/25/2036 •		3,523	1,961
5.924% due 08/25/2036 •		1,447	1,135
5.984% due 04/25/2036 •		3,165	2,116
6.494% due 06/25/2034 •		453	436
6.764% due 12/25/2034 •		903	775
7.094% due 10/25/2034 «•		120	116
7.319% due 03/25/2034 •		1,955	1,600

Halseypoint CLO Ltd.
7.029% due 11/30/2032 •		5,700	5,701

Harvest CLO DAC
1.040% due 07/15/2031	EUR	3,300	3,392
4.553% due 06/26/2030 •		12,070	13,005
4.582% due 10/15/2031 •		26,765	28,706
4.650% due 10/20/2031 •		33,648	36,062
4.702% due 07/15/2031 •		29,100	31,181
4.792% due 01/15/2032 •		11,400	12,224

Hertz Vehicle Financing LLC
3.730% due 09/25/2026		$14,900	14,570
3.890% due 09/25/2028		31,800	30,483

HGI CRE CLO Ltd.
7.019% due 04/20/2037 •		28,800	28,769

Home Equity Asset Trust
6.044% due 11/25/2032 «•		154	135
6.539% due 05/25/2035 •		735	724

Home Equity Loan Trust
5.674% due 04/25/2037 •		3,365	3,258

Home Equity Mortgage Loan Asset-Backed Trust
4.783% due 10/25/2033 «•		90	87
5.564% due 04/25/2037 •		914	636
5.654% due 04/25/2037 •		2,939	2,045

Honda Auto Receivables Owner Trust
5.710% due 03/18/2026		8,800	8,808

HSI Asset Loan Obligation Trust
4.812% due 12/25/2036 •		91	27

HSI Asset Securitization Corp. Trust
5.544% due 10/25/2036 •		136	54
5.664% due 12/25/2036 •		486	130
5.784% due 12/25/2036 •		4,424	1,163
6.224% due 11/25/2035 •		2,162	2,041

Hyundai Auto Receivables Trust
5.770% due 05/15/2026		32,898	32,943
5.799% due 05/15/2026 •		15,791	15,811

ICG U.S. CLO Ltd.
6.659% due 07/22/2031 •		1,041	1,043

IMC Home Equity Loan Trust
5.690% due 07/25/2026 «~		4	4
7.520% due 08/20/2028 «		1	1

Jamestown CLO Ltd.
6.676% due 07/14/2031 •		2,399	2,403
6.916% due 04/15/2033 •		12,400	12,406

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	57

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Acquisition Corp.
3.183% due 10/25/2035 •		$1,595	$1,550

JP Morgan Mortgage Acquisition Trust
4.411% due 07/25/2036 •		2,222	2,171
5.604% due 08/25/2036 «•		189	82
5.634% due 03/25/2047 •		1,635	1,623
5.664% due 08/25/2036 •		20	15
5.684% due 08/25/2036 •		484	477
5.704% due 03/25/2037 •		1,867	1,828
5.764% due 07/25/2036 •		5,136	1,477
6.337% due 08/25/2036 þ		1,570	952

Jubilee CLO DAC
4.542% due 04/15/2030 •	EUR	7,792	8,354
4.552% due 04/15/2030 •		1,233	1,328
4.592% due 04/15/2031 •		31,950	34,329

KKR CLO Ltd.
6.500% due 07/18/2030 •		$12,492	12,517
6.526% due 07/15/2030 •		37,633	37,709

KREF Ltd.
6.776% due 02/17/2039 •		62,200	61,811

Kubota Credit Owner Trust
5.610% due 07/15/2026		2,227	2,228

Laurelin DAC
4.690% due 10/20/2031 •	EUR	25,218	27,102

LCCM Trust
6.640% due 12/13/2038 •		$19,420	19,028
6.890% due 11/15/2038 •		37,529	37,034

LCM LP
6.441% due 07/19/2027 •		194	194
6.579% due 07/20/2030 •		16,825	16,832

LCM Ltd.
6.418% due 07/20/2030 •		7,422	7,440
6.646% due 04/15/2031 •		6,950	6,952
6.659% due 04/20/2031 •		18,750	18,741

Lehman ABS Mortgage Loan Trust
5.534% due 06/25/2037 •		4,607	3,023
5.644% due 06/25/2037 •		2,487	1,635

Lendmark Funding Trust
1.900% due 11/20/2031		750	687

LoanCore Issuer Ltd.
6.740% due 07/15/2036 •		1,577	1,570
6.740% due 11/15/2038 •		75,844	74,801
6.869% due 01/17/2037 •		101,586	100,705

Long Beach Mortgage Loan Trust
5.764% due 12/25/2036 •		18,322	12,311
5.804% due 03/25/2046 •		1,663	1,305
5.964% due 08/25/2045 •		4,400	4,244
6.004% due 10/25/2034 •		11	10
6.494% due 06/25/2035 •		5,367	5,162
6.719% due 02/25/2035 •		2,690	2,628

Louisiana Local Government Environmental Facilities & Community Development Authority
4.275% due 02/01/2036		1,600	1,524

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lument Finance Trust, Inc.
6.610% due 06/15/2039 •		$75,948	$74,312

M360 Ltd.
6.943% due 11/22/2038 •		29,978	29,414

MACKAY SHIELDS EURO CLO
4.900% due 10/20/2032 •	EUR	4,200	4,496

Madison Park Euro Funding DAC
4.742% due 07/15/2032 •		14,500	15,564

Madison Park Funding Ltd.
6.326% due 04/15/2029 •		$1,463	1,464
6.556% due 04/25/2029 •		1,250	1,249
6.579% due 07/21/2030 •		7,943	7,941
6.706% due 04/25/2032 •		11,500	11,504

Magnetite Ltd.
6.472% due 10/15/2031 •		15,200	15,200

Man GLG Euro CLO DAC
4.622% due 10/15/2030 •	EUR	8,112	8,748

Marble Point CLO Ltd.
6.616% due 10/15/2030 •		$27,424	27,486
6.740% due 12/18/2030 •		2,819	2,824

Massachusetts Educational Financing Authority
6.573% due 04/25/2038 •		483	483

MASTR Asset-Backed Securities Trust
5.544% due 01/25/2037 •		84	24
5.684% due 10/25/2036 •		4,659	4,067
5.744% due 08/25/2036 •		4,141	1,612
5.924% due 03/25/2036 •		5,207	3,218
5.971% due 11/25/2035 «þ		110	79
6.194% due 10/25/2035 •		6,811	6,373
6.219% due 02/25/2036 «þ		203	164
6.374% due 06/25/2035 •		3,249	3,289

Merrill Lynch First Franklin Mortgage Loan Trust
5.784% due 04/25/2037 •		2,187	856

Merrill Lynch Mortgage Investors Trust
4.696% due 11/25/2037 •		12,014	4,163
5.664% due 08/25/2037 •		7,392	3,829
5.684% due 02/25/2037 •		874	256
5.704% due 03/25/2037 •		25,626	23,183
5.744% due 08/25/2037 •		30,956	16,075
5.764% due 03/25/2037 •		6,872	6,218
5.924% due 08/25/2037 •		1,548	807
5.964% due 04/25/2037 •		2,399	1,204
6.344% due 02/25/2047 •		14,369	8,338

MF1 LLC
7.476% due 06/19/2037 •		28,200	28,234
7.961% due 09/17/2037 •		27,600	27,701

MF1 Ltd.
6.521% due 10/16/2036 •		49,969	49,656
6.541% due 07/16/2036 •		6,097	6,070
6.676% due 02/19/2037 •		25,316	25,079
7.140% due 11/15/2035 •		30,292	30,349

MF1 Multifamily Housing Mortgage Loan Trust
6.290% due 07/15/2036 •		10,454	10,400

58	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MidOcean Credit CLO
6.611% due 01/29/2030 •	$11,351	$11,354
6.631% due 02/20/2031 •	37,978	38,052

MKS CLO Ltd.
6.579% due 07/20/2030 •	7,712	7,712

MMAF Equipment Finance LLC
5.200% due 09/13/2027	4,400	4,391

Morgan Stanley ABS Capital, Inc. Trust
5.504% due 12/25/2036 •	2,568	1,296
5.504% due 05/25/2037 •	813	714
5.534% due 01/25/2037 •	4,922	2,310
5.544% due 07/25/2036 •	130	48
5.544% due 11/25/2036 •	1,241	715
5.554% due 03/25/2037 •	5,785	2,501
5.584% due 11/25/2036 •	12,468	5,944
5.584% due 05/25/2037 •	3,482	2,602
5.594% due 10/25/2036 •	11,799	6,298
5.594% due 11/25/2036 •	13,727	7,909
5.594% due 12/25/2036 •	1,775	896
5.624% due 03/25/2037 •	22,289	9,636
5.644% due 02/25/2037 •	1,877	904
5.659% due 03/25/2037 •	8,648	3,413
5.674% due 10/25/2036 •	1,411	754
5.674% due 11/25/2036 •	12,354	7,118
5.694% due 12/25/2036 •	7,699	3,885
5.694% due 05/25/2037 •	1,456	1,280
5.704% due 02/25/2037 •	795	383
5.744% due 06/25/2036 •	5,874	3,084
5.744% due 09/25/2036 •	15,166	5,366
5.764% due 09/25/2036 •	9,228	3,976
5.784% due 03/25/2037 •	2,875	1,243
5.804% due 02/25/2037 •	3,741	1,236
5.944% due 08/25/2036 •	13,552	6,897
6.179% due 07/25/2035 •	4,001	3,875
6.374% due 11/25/2034 •	972	941
6.444% due 03/25/2033 «•	436	415

Morgan Stanley Dean Witter Capital, Inc. Trust
6.719% due 09/25/2032 «•	421	403
6.794% due 02/25/2033 •	329	333

Morgan Stanley Home Equity Loan Trust
5.544% due 12/25/2036 •	13,660	6,677
5.764% due 04/25/2036 •	4,258	3,014

Morgan Stanley IXIS Real Estate Capital Trust
5.494% due 11/25/2036 •	5	2
5.744% due 07/25/2036 •	8,048	3,262
5.904% due 07/25/2036 •	24,680	10,006

Morgan Stanley Mortgage Loan Trust
5.604% due 11/25/2036 •	3,267	941
5.684% due 04/25/2037 •	4,688	1,285
5.750% due 04/25/2037 ~	565	272
5.904% due 02/25/2037 •	420	88
6.000% due 02/25/2037 ~	348	194
6.077% due 10/25/2046 þ	2,418	591
6.164% due 04/25/2037 •	2,271	623

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.226% due 10/25/2036 þ		$1,017	$308
6.965% due 11/25/2036 •		1,633	562

Mosaic Solar Loan Trust
2.640% due 01/20/2053		18,621	15,925

Mountain View CLO LLC
6.616% due 01/16/2031 •		1,908	1,911

Navient Private Education Loan Trust
3.610% due 12/15/2059		2,696	2,640

Nelnet Student Loan Trust
6.640% due 02/20/2041		7,258	7,296
7.519% due 02/20/2041 •		6,606	6,620

Neuberger Berman CLO Ltd.
6.611% due 01/28/2030 •		3,409	3,415
6.619% due 04/20/2031 •		2,400	2,400

New Century Home Equity Loan Trust
6.119% due 03/25/2035 •		748	756
6.164% due 10/25/2035 •		878	847
6.224% due 03/25/2035 •		509	494
6.329% due 05/25/2034 •		587	582
8.444% due 01/25/2033 •		1,371	1,165

Newark BSL CLO Ltd.
6.681% due 12/21/2029 •		3,934	3,941

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.104% due 10/25/2036 •		20,396	4,307
6.244% due 02/25/2037 •		1,811	527
6.532% due 10/25/2036 þ		2,637	574

NovaStar Mortgage Funding Trust
5.644% due 01/25/2037 •		3,593	1,272
5.744% due 06/25/2036 •		1,632	1,168
5.744% due 09/25/2036 •		13,151	5,668
5.744% due 03/25/2037 •		3,708	1,271
5.784% due 11/25/2036 •		8,225	2,570
5.804% due 03/25/2037 •		3,069	1,052
5.864% due 01/25/2037 •		16,163	5,721
5.944% due 10/25/2036 •		4,311	2,291
6.154% due 12/25/2033 «•		199	191
6.269% due 06/25/2034 •		14	13
7.319% due 03/25/2035 •		4,211	4,138

OAK Hill European Credit Partners DAC
4.700% due 01/20/2032 •	EUR	3,106	3,340
4.710% due 10/20/2031 •		55,054	58,961

Oaktree CLO Ltd.
6.689% due 04/22/2030 •		$24,281	24,294

OCP CLO Ltd.
6.699% due 07/20/2029 •		3,720	3,727

OCP Euro CLO DAC
4.850% due 09/22/2034 •	EUR	34,700	37,329

Octagon Investment Partners Ltd.
6.483% due 10/20/2030 •		$10,300	10,297
6.568% due 02/14/2031 •		18,690	18,733
6.579% due 03/17/2030 •		15,379	15,409
6.586% due 01/25/2031 •		4,662	4,665

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	59

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Octagon Loan Funding Ltd.
6.761% due 11/18/2031 •		$6,100	$6,119

OneMain Financial Issuance Trust
1.750% due 09/14/2035		1,096	1,022
6.079% due 06/16/2036 •		2,249	2,244

Option One Mortgage Loan Trust
5.544% due 01/25/2037 •		8,547	5,031
5.584% due 01/25/2037 •		19,240	11,325
5.584% due 02/25/2037 •		7,311	3,481
5.614% due 05/25/2037 •		3,384	1,842
5.624% due 04/25/2037 •		6,232	3,128
5.664% due 01/25/2037 •		7,235	4,258
5.664% due 04/25/2037 •		16,038	10,827
5.684% due 04/25/2037 •		2,527	1,444
5.694% due 03/25/2037 •		1,144	571
5.694% due 07/25/2037 •		2,464	1,584
5.774% due 04/25/2037 •		2,023	990
5.984% due 01/25/2036 •		6,600	5,998

Option One Mortgage Loan Trust Asset-Backed Certificates
6.134% due 11/25/2035 •		11,460	10,816
6.299% due 10/25/2032 •		1,378	1,408

Oscar U.S. Funding LLC
2.820% due 04/10/2029		5,000	4,766

OSD CLO Ltd.
6.448% due 04/17/2031 •		28,295	28,347

Ownit Mortgage Loan Trust
6.344% due 10/25/2036 •		1,900	1,812

OZLM Ltd.
6.521% due 10/20/2031 •		8,340	8,365
6.558% due 10/17/2029 •		21,138	21,181
6.596% due 04/15/2031 •		2,323	2,327
6.739% due 07/20/2032 •		46,400	46,490
6.829% due 10/30/2030 •		3,150	3,157

Palmer Square CLO Ltd.
6.578% due 10/17/2031 •		3,496	3,505

Palmer Square European Loan Funding DAC
4.662% due 10/15/2031 •	EUR	10,139	10,803
4.672% due 07/15/2031 •		13,079	14,020
4.722% due 04/15/2031 •		23,700	25,334

Palmer Square Loan Funding Ltd.
6.379% due 07/20/2029 •		$51,057	51,030
6.381% due 05/20/2029 •		652	652

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
7.244% due 12/25/2034 •		13,043	12,851

People’s Choice Home Loan Securities Trust
6.124% due 12/25/2035 •		875	841
6.389% due 05/25/2035 •		3,368	3,073
6.794% due 01/25/2035 •		1,150	1,090

People’s Financial Realty Mortgage Securities Trust
5.584% due 09/25/2036 •		17,959	4,673

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Performer Funding PLC
0.000% due 06/21/2035 (g)	GBP	27,400	$13,625
0.000% due 06/21/2035 «(g)		14	0
7.201% due 06/21/2035 •		30,900	38,932
8.201% due 06/21/2035 •		21,700	27,538
9.201% due 06/21/2035 •		14,400	18,442
10.701% due 06/21/2035 •		6,200	7,919
12.701% due 06/21/2035 •		9,300	11,878
13.201% due 06/21/2035 •		4,878	6,177

PFP Ltd.
6.439% due 08/09/2037 •		$17,673	17,598
7.600% due 08/19/2035 •		8,700	8,734

Popular ABS Mortgage Pass-Through Trust
5.654% due 01/25/2037 •		3,188	3,061

RAAC Trust
6.044% due 06/25/2044 •		912	765
6.144% due 11/25/2046 •		6,051	5,760

Rad CLO Ltd.
6.700% due 07/24/2032 •		73,050	73,105

Ready Capital Mortgage Financing LLC
6.394% due 07/25/2036 •		1,920	1,910
6.971% due 01/25/2037 •		33,732	33,705
7.796% due 06/25/2037 •		14,108	14,175
7.881% due 10/25/2039 •		2,896	2,916

Renaissance Home Equity Loan Trust
4.304% due 08/25/2033 •		40	36
5.893% due 06/25/2037 þ		8,030	2,150
5.906% due 06/25/2037 þ		8,997	2,415
6.144% due 08/25/2032 «•		104	94
6.164% due 11/25/2034 •		205	183

Residential Asset Mortgage Products Trust
5.502% due 12/25/2034 «•		301	292
5.794% due 10/25/2036 •		6,472	6,171
6.014% due 01/25/2036 •		2,052	1,998
6.044% due 03/25/2036 •		5,405	5,264
6.084% due 01/25/2036 •		2,468	2,282

Residential Asset Securities Corp. Trust
5.684% due 10/25/2036 •		1,088	1,049
5.704% due 11/25/2036 •		4,075	3,735
5.784% due 11/25/2036 •		1,552	1,429
5.879% due 06/25/2036 •		14,108	13,689
6.004% due 04/25/2036 •		1,054	1,044
6.024% due 06/25/2033 •		703	659
6.059% due 03/25/2036 •		1,200	1,133
6.539% due 03/25/2035 •		2,803	2,754

Romark CLO Ltd.
6.607% due 10/23/2030 •		30,776	30,843

Santander Drive Auto Receivables Trust
6.310% due 07/15/2027		13,321	13,357

Saranac CLO Ltd.
6.717% due 08/13/2031 •		35,138	35,312

Saxon Asset Securities Trust
5.784% due 10/25/2046 •		5,301	5,114

60	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBA Tower Trust
3.869% due 10/15/2049 þ		$15,746	$15,561

Securitized Asset-Backed Receivables LLC Trust
5.564% due 12/25/2036 •		230	53
5.574% due 05/25/2037 •		401	300
5.764% due 07/25/2036 •		2,191	774
5.924% due 07/25/2036 •		2,817	995
5.944% due 03/25/2036 •		9,144	5,552
5.944% due 05/25/2036 •		9,594	5,139
6.404% due 01/25/2036 •		1,321	1,221

Segovia European CLO DAC
4.850% due 07/20/2032 •	EUR	27,188	29,267

SG Mortgage Securities Trust
5.594% due 10/25/2036 •		$11,218	10,201

Shackleton CLO Ltd.
6.678% due 05/07/2031 •		966	966

Shelter Growth CRE Issuer Ltd.
7.622% due 06/17/2037 •		59,970	60,041

SLC Student Loan Trust
6.515% due 03/15/2049 •		1,699	1,677

SLM Student Loan Trust
5.953% due 04/25/2049 •		3,062	2,994
6.523% due 07/25/2049 •		275	271
7.323% due 10/25/2024 •		382	382

SMB Private Education Loan Trust
0.000% due 09/15/2053 (g)		1	505
3.940% due 02/16/2055		35,007	33,252
6.150% due 09/15/2053		26,152	27,023
6.769% due 02/16/2055 •		14,530	14,583
6.930% due 09/15/2053		12,921	13,480
6.969% due 09/15/2053 •		42,454	43,081
7.540% due 09/15/2053		2,644	2,733
8.870% due 09/15/2053		5,450	5,709

SoFi Alternative Trust
5.403% due 05/16/2050 ~		59,715	55,975

SoFi Professional Loan Program LLC
3.020% due 02/25/2040		1,283	1,235
6.744% due 02/25/2040 •		246	247

Sound Point CLO Ltd.
6.477% due 01/23/2029 •		2,244	2,248
6.526% due 04/15/2029 •		445	445
6.559% due 10/20/2030 •		14,664	14,642
6.566% due 07/25/2030 •		27,648	27,668
6.659% due 01/20/2032 •		7,467	7,462
6.686% due 07/26/2031 •		6,178	6,206
6.699% due 01/21/2031 •		654	654
6.710% due 04/18/2031 •		15,257	15,265
6.789% due 07/20/2032 •		27,200	27,193

Soundview Home Loan Trust
5.554% due 01/25/2037 •		2,564	1,844
5.604% due 01/25/2037 •		2,447	1,760
5.624% due 02/25/2037 •		7,821	2,185
5.624% due 08/25/2037 •		705	684

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.704% due 02/25/2037 •	$10,092	$2,839
6.004% due 05/25/2036 •	2,204	2,115

Specialty Underwriting & Residential Finance Trust
4.252% due 02/25/2037 þ	29,396	10,400
5.296% due 12/25/2036 •	1,344	1,278
5.644% due 11/25/2037 •	379	209
5.744% due 11/25/2037 •	4,931	2,718
5.794% due 03/25/2037 •	1,844	1,011
6.344% due 06/25/2036 •	12,006	11,326
6.419% due 12/25/2035 •	586	577

Starwood Commercial Mortgage Trust
6.641% due 04/18/2038 •	82,537	81,005

Starwood Mortgage Trust
6.669% due 11/15/2038 •	111,800	109,937

Stonepeak ABS
2.301% due 02/28/2033	291	271

Stratus CLO Ltd.
6.479% due 12/28/2029 •	6,382	6,368

Structured Asset Investment Loan Trust
5.594% due 09/25/2036 •	2,840	2,766
5.744% due 06/25/2036 •	355	331
6.044% due 01/25/2036 •	1,547	1,501
6.144% due 04/25/2033 «•	112	110
6.344% due 05/25/2035 •	5,216	5,094
6.374% due 09/25/2034 «•	115	104
6.374% due 01/25/2035 •	13,592	13,166
6.435% due 09/25/2034 «•	165	159
6.569% due 01/25/2035 •	3,957	3,272
6.644% due 12/25/2034 •	1,392	1,387
6.824% due 04/25/2033 «•	129	125
7.019% due 01/25/2035 •	4,313	3,371
7.169% due 01/25/2035 •	3,662	1,709

Structured Asset Securities Corp. Mortgage Loan Trust
4.886% due 12/25/2034 •	724	708
5.624% due 01/25/2037 •	2,313	1,333
5.674% due 01/25/2037 •	17,099	9,948
5.714% due 04/25/2036 •	6,354	6,123
6.344% due 05/25/2037 •	1,641	1,585
7.444% due 08/25/2037 •	1,678	1,664

Sunrun Demeter Issuer
2.270% due 01/30/2057	37,698	30,836

Symphony CLO Ltd.
7.159% due 01/20/2037 •	14,075	14,178

Symphony Static CLO Ltd.
6.416% due 10/25/2029 •	19,505	19,516

T-Mobile U.S. Trust
5.050% due 09/20/2029	21,200	21,218

TCI-Symphony CLO Ltd.
6.596% due 10/13/2032 •	37,238	37,313

TCW CLO Ltd.
6.556% due 04/25/2031 •	27,145	27,140

Tesla Auto Lease Trust
5.860% due 08/20/2025	11,345	11,361

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	61

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thompson Park CLO Ltd.
6.576% due 04/15/2034 •		$5,905	$5,896

TIAA CLO Ltd.
6.726% due 01/16/2031 •		2,328	2,331

Tikehau CLO DAC
4.754% due 08/04/2034 •	EUR	22,400	24,113

Toro European CLO DAC
4.711% due 02/15/2034 •		18,800	20,108
4.856% due 01/12/2032 •		11,100	11,943

Towd Point HE Trust
0.918% due 02/25/2063 ~		$977	939

Toyota Auto Loan Extended Note Trust
4.930% due 06/25/2036		9,400	9,428

TPG Real Estate Finance Issuer Ltd.
6.640% due 03/15/2038 •		27,371	26,828
6.969% due 02/15/2039 •		50,600	50,222

Trestles CLO Ltd.
6.576% due 04/25/2032 •		3,850	3,853

Triaxx Prime CDO Ltd.
5.697% due 10/02/2039 •		16,257	100

Tricolor Auto Securitization Trust
6.480% due 08/17/2026		5,218	5,219

Venture CLO Ltd.
6.479% due 10/20/2028 •		8,208	8,217
6.559% due 09/07/2030 •		43,439	43,407
6.569% due 07/20/2030 •		41,513	41,549
6.629% due 08/28/2029 •		170	170
6.629% due 07/20/2030 •		7,830	7,844
6.636% due 07/15/2031 •		10,090	10,094
6.660% due 07/18/2031 •		1,534	1,534
6.679% due 01/20/2029 •		20,066	20,056
6.709% due 04/20/2032 •		20,400	20,434
6.739% due 07/30/2032 •		65,100	65,129

Vibrant CLO Ltd.
6.544% due 06/20/2029 •		343	343
6.619% due 09/15/2030 •		30,416	30,393
6.699% due 07/20/2032 •		39,025	39,029

VMC Finance LLC
6.541% due 06/16/2036 •		6,848	6,824
7.219% due 02/18/2039 •		48,978	47,811

Voya CLO Ltd.
6.528% due 04/17/2030 •		20,969	21,009
6.576% due 10/15/2030 •		18,426	18,443
6.786% due 10/15/2030 •		1,653	1,656

WaMu Asset-Backed Certificates WaMu Trust
5.594% due 01/25/2037 •		12,071	5,654
5.694% due 04/25/2037 •		9,831	3,749

Washington Mutual Asset-Backed Certificates Trust
4.485% due 10/25/2036 •		1,345	482

Wellfleet CLO Ltd.
6.469% due 04/20/2029 •		1,483	1,484
6.469% due 07/20/2029 •		1,262	1,262

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wind River CLO Ltd.
6.656% due 07/15/2031 •		$38,500	$38,478
6.716% due 01/15/2031 •		4,590	4,599

Total Asset-Backed Securities (Cost $7,650,238)			7,364,981

SOVEREIGN ISSUES 3.9%

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (g)	ARS	274,739	382

Brazil Government International Bond
6.125% due 03/15/2034		$15,700	15,554
7.125% due 05/13/2054		55,300	55,773

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2024 (g)	BRL	5,800	1,156
0.000% due 07/01/2024 (g)		2,134,600	415,585
0.000% due 10/01/2024 (g)		192,700	36,616

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		$1,600	1,474

Israel Government International Bond
3.800% due 05/13/2060		47,500	32,878
5.375% due 03/12/2029		32,200	32,298
5.500% due 03/12/2034		27,000	26,780
5.750% due 03/12/2054		3,900	3,741

Ivory Coast Government International Bond
5.875% due 10/17/2031	EUR	20,800	20,775

Korea Development Bank
6.050% (SOFRRATE + 0.700%) due 10/23/2026 ~		$7,450	7,507

Korea National Oil Corp.
4.875% due 04/03/2029 (c)		1,700	1,689

Mexico Government International Bond
2.750% due 11/27/2031 (h)	MXN	3,055,191	158,397
3.000% due 12/03/2026 (h)		622,466	34,765

62	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 11/30/2028 (h)	MXN	1,095,952	$62,944
4.000% due 08/24/2034 (h)		77,027	4,296
5.000% due 04/27/2051		$26,100	22,023
6.000% due 05/07/2036		1,100	1,105
7.000% due 09/03/2026	MXN	4,262,800	240,998
8.500% due 03/01/2029		1,460,300	85,134
8.500% due 05/31/2029		294,400	17,179

New South Wales Treasury Corp.
2.750% due 11/20/2025 (h)	AUD	1,560	1,036

Paraguay Government International Bond
4.950% due 04/28/2031		$8,000	7,716

Peru Government International Bond
5.350% due 08/12/2040	PEN	6,400	1,387
5.940% due 02/12/2029		53,941	14,439

Poland Government International Bond
5.125% due 09/18/2034		$5,300	5,303

Province of Alberta
2.050% due 08/17/2026		6,000	5,644

Province of Ontario
1.550% due 11/01/2029	CAD	11,600	7,580

Provincia de Buenos Aires
106.588% due 04/12/2025	ARS	20,987	20

Qatar Government International Bond
4.400% due 04/16/2050		$46,200	40,899
5.103% due 04/23/2048		600	585

Romania Government International Bond
2.000% due 01/28/2032	EUR	33,500	28,798
2.000% due 04/14/2033		5,190	4,310
3.000% due 02/27/2027		$5,240	4,898
3.624% due 05/26/2030	EUR	25,050	24,964

Saudi Government International Bond
4.750% due 01/18/2028		$34,700	34,671

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 01/16/2030		$13,600	$13,512
4.875% due 07/18/2033		12,100	12,045
5.000% due 01/16/2034		12,600	12,543

Serbia Government International Bond
1.000% due 09/23/2028	EUR	16,450	15,091
2.050% due 09/23/2036		15,500	11,749
3.125% due 05/15/2027		19,600	20,347

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	5,965,100	323,933

Turkey Government International Bond
7.625% due 05/15/2034		$20,500	20,608

United Kingdom Gilt
4.375% due 07/31/2054	GBP	171,400	214,879

Total Sovereign Issues (Cost $2,213,823)			2,106,006

		SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (e)		775,108	1

Urbi Desarrollos Urbanos SAB de CV (e)		9,250	3

			4

INDUSTRIALS 0.1%

Drillco Holding Lux SA «(e)(l)		195,636	4,720

Forsea Holding SA «(e)		1,161,108	28,012

			32,732

Total Common Stocks (Cost $42,329)			32,736

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

CaixaBank SA
6.750% due 06/13/2024 •(i)(k)		400,000	433

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	63

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Charles Schwab Corp.
4.000% due 12/01/2030 •(i)	2,400,000	$2,028

CoBank ACB
4.250% due 01/01/2027 •(i)	5,200,000	4,285

Discover Financial Services
6.125% due 06/23/2025 •(i)	19,900,000	20,031

Encina Private Credit LLC «	3,411	0

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(i)	13,900,000	13,518

Wells Fargo & Co.
3.900% due 03/15/2026 •(i)	5,200,000	4,951

Total Preferred Securities (Cost $47,035)		45,246

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

CBL & Associates Properties, Inc.	26,809	614

Total Real Estate Investment Trusts (Cost $372)		614

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.8%

COMMERCIAL PAPER 0.4%

American Electric Power Co., Inc.
5.500% due 04/02/2024	$13,800	13,790
5.560% due 04/22/2024	15,650	15,590
5.580% due 05/01/2024	1,200	1,194

Arrow Electronics, Inc.
5.750% due 04/04/2024	1,550	1,548

AT&T, Inc.
5.520% due 04/18/2024	35,400	35,289

Campbell Soup Co.
5.630% due 04/03/2024	12,400	12,388

Constellation Energy Generation LLC
5.500% due 04/02/2024	2,350	2,348

Crown Castle, Inc.
5.800% due 04/16/2024	4,300	4,287
5.830% due 04/09/2024	6,100	6,088
5.830% due 04/18/2024	4,700	4,684

CVS Health Corp.
5.570% due 04/01/2024	13,600	13,592
5.600% due 04/01/2024	27,800	27,783

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy, Inc.
5.600% due 04/23/2024		$8,350	$8,317

Keurig Dr Pepper, Inc.
5.520% due 04/17/2024		17,490	17,437
5.550% due 04/22/2024		20,850	20,770

Microchip Technology, Inc.
5.570% due 04/19/2024		4,700	4,684

National Grid North America, Inc.
5.520% due 04/26/2024		5,700	5,675

NextEra Energy Capital Holdings, Inc.
5.600% due 05/08/2024		5,200	5,167

VW Credit, Inc.
5.550% due 04/18/2024		3,600	3,589

			204,220

REPURCHASE AGREEMENTS (m) 0.3%
			136,433

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	803,077	835

U.S. TREASURY BILLS 0.1%
5.379% due 04/25/2024 - 06/13/2024 (f)(g)(p)(r)		$42,975	42,678

Total Short-Term Instruments (Cost $384,289)			384,166

Total Investments in Securities (Cost $74,140,444)			69,404,548

		SHARES
INVESTMENTS IN AFFILIATES 5.7%

MUTUAL FUNDS (j) 0.1%

PIMCO Senior Loan Active Exchange-Traded Fund		586,600	30,005

Total Mutual Funds (Cost $29,652)			30,005

64	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.6%

PIMCO Short Asset Portfolio	228,557,733	$2,226,152

PIMCO Short-Term Floating NAV Portfolio III	77,482,690	753,674

Total Short-Term Instruments (Cost $3,031,157)		2,979,826

Total Investments in Affiliates (Cost $3,060,809)		3,009,831

Total Investments 135.8% (Cost $77,201,253)		$72,414,379

Financial Derivative Instruments (o)(q) 0.1% (Cost or Premiums, net $63,003)		70,852

Other Assets and Liabilities, net (35.9)%		(19,176,578)

Net Assets 100.0%		$53,308,653

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	When-issued security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Principal amount of security is adjusted for inflation.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	65

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(j)	Institutional Class Shares of each Fund.

(k)	Contingent convertible security.

(l) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
BAMLL Commercial Mortgage Securities Trust 8.439% due 10/15/2027	09/21/2023	$47,242	$47,068	0.09%
BAMLL Commercial Mortgage Securities Trust 8.797% due 10/15/2027	09/21/2023	162,083	161,989	0.30
Drillco Holding Lux SA	06/08/2023	3,913	4,720	0.01
GHH Holdings Ltd. 7.145% due 12/04/2024	10/10/2018	64,997	61,284	0.12
National Football League 5.480% due 10/05/2028	03/14/2024	27,600	27,600	0.05
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	15,000	16,037	0.03
Ripon Investments Financing Ltd. 0.000% 02/28/2025	01/11/2023	824	856	0.00

		$321,659	$319,555	0.60%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024		$20,286	U.S. Treasury Notes 5.000% due 09/30/2025	$(20,692)	$20,286	$20,292
JPS	5.320	03/13/2024	TBD	(2)	116,147	U.S. Treasury Bonds 1.375% due 11/15/2040	(117,284)	116,147	116,473

Total Repurchase Agreements							$(137,976)	$136,433	$136,765

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
JML	2.000%	02/15/2024	TBD	(4)	EUR	(2,294)	$(2,481)
RCE	2.000	02/27/2024	TBD	(4)		(896)	(969)

Total Reverse Repurchase Agreements							$(3,450)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(5)
U.S. Government Agencies (1.6)%
Uniform Mortgage-Backed Security	4.000%	12/01/2052	$2,000	$(1,861)	$(1,859)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2054	463,400	(429,095)	(429,182)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2054	447,155	(425,295)	(425,861)
Uniform Mortgage-Backed Security, TBA	5.500	04/11/2054	15,200	(15,122)	(15,127)

Total Short Sales (1.6)%				$(871,373)	$(872,029)

66	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(5)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(6)
Global/Master Repurchase Agreement
FICC	$20,292	$0	$0	$0	$20,292	$(20,692)	$(400)
JML	0	(2,481)	0	0	(2,481)	2,455	(26)
JPS	116,473	0	0	0	116,473	(118,817)	(2,344)
RCE	0	(969)	0	0	(969)	961	(8)
Master Securities Forward Transaction Agreement
MSC	0	0	0	(1,859)	(1,859)	0	(1,859)

Total Borrowings and Other Financing Transactions	$136,765	$(3,450)	$0	$(1,859)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(3,450)	$(3,450)

Total Borrowings	$0	$0	$0	$(3,450)	$(3,450)

Payable for reverse repurchase agreements					$(3,450)

(n)	Securities with an aggregate market value of $3,416 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(13,700) at a weighted average interest rate of 4.900%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)	Payable for short sales includes $(7) of accrued interest.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	67

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(o) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	878	$878	$(301)	$(87)
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	1,536	1,536	(447)	(230)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	878	878	(314)	(333)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	1,536	1,536	(845)	(155)

Total Written Options					$(1,907)	$(805)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond June Futures	06/2024	6,202	$550,994	$2,964	$0	$(92)
U.S. Treasury 2-Year Note June Futures	06/2024	759	155,204	(102)	0	(154)
U.S. Treasury 5-Year Note June Futures	06/2024	51,826	5,546,192	9,890	0	(6,073)
U.S. Treasury 10-Year Note June Futures	06/2024	14,500	1,606,555	2,631	167	(960)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	2,869	328,814	2,829	45	0

				$18,212	$212	$(7,279)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2024	4,652	$(669,409)	$(5,535)	$0	$(3,162)
Japan Government 10-Year Bond June Futures	06/2024	1,191	(1,146,076)	(520)	1,652	(1,101)
United Kingdom Long Gilt June Futures	06/2024	2,953	(372,489)	(1,128)	0	(1,564)

				$(7,183)	$1,652	$(5,827)

Total Futures Contracts				$11,029	$1,864	$(13,106)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.485%	$	2,300	$444	$(267)	$177	$0	$0
AES Corp.	5.000	Quarterly	06/20/2028	1.040		1,100	154	13	167	1	0
AES Corp.	5.000	Quarterly	12/20/2028	1.185		3,600	447	134	581	3	0
AT&T, Inc.	1.000	Quarterly	06/20/2025	0.374		10,600	(402)	484	82	1	0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.438		5,000	61	(13)	48	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.473		7,900	120	(30)	90	1	0
AT&T, Inc.	1.000	Quarterly	12/20/2027	0.573		1,700	3	22	25	0	0

68	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2028	0.595%	$	75,100	$(382)	$1,563	$1,181	$30	$0
Boeing Co.	1.000	Quarterly	12/20/2026	0.732		17,200	(91)	220	129	1	0
Boeing Co.	1.000	Quarterly	06/20/2027	0.788		8,200	(477)	535	58	3	0
Boeing Co.	1.000	Quarterly	12/20/2027	0.851		44,900	(2,000)	2,253	253	1	0
Boeing Co.	1.000	Quarterly	06/20/2029	1.073		57,700	108	(278)	(170)	25	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	0.442	EUR	7,500	(34)	196	162	1	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	0.511		18,600	(48)	443	395	3	0
British Telecommunications PLC	1.000	Quarterly	12/20/2028	0.596		3,200	(55)	117	62	0	(1)
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	0.339	$	3,300	(42)	79	37	0	(2)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2024	0.256		12,900	503	(39)	464	6	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2025	0.284		4,400	197	59	256	2	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.096		50,400	(221)	343	122	4	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.101		25,600	60	115	175	2	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170		26,100	169	301	470	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2026	0.204		2,900	34	26	60	0	(1)
General Motors Co.	5.000	Quarterly	12/20/2026	0.493		7,100	1,374	(538)	836	0	0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825		6,963	882	244	1,126	4	0
Hess Corp.	1.000	Quarterly	12/20/2026	0.286		1,900	(21)	57	36	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.183	EUR	16,200	44	(5)	39	2	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	0.196		6,300	(35)	77	42	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	0.266		89,600	(14,030)	14,923	893	29	0
Tesco PLC	1.000	Quarterly	12/20/2027	0.356		7,850	(3)	201	198	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261	$	30,500	92	78	170	3	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.400		3,300	75	(33)	42	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.439		9,300	212	(78)	134	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	0.495		3,700	(60)	123	63	0	(2)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.518		42,050	48	711	759	0	(8)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2028	0.567		8,500	(21)	173	152	0	(2)
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	0.672	EUR	3,400	(36)	85	49	3	0
Volkswagen International Finance NV	1.000	Quarterly	12/20/2028	0.777		6,300	(135)	204	69	2	0
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	0.342	$	6,800	49	69	118	0	(3)

							$(13,017)	$22,567	$9,550	$128	$(21)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	69

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-40 5-Year Index	1.000%	Quarterly	06/20/2028	$1,100	$5	$20	$25	$0	$0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	26,700	303	315	618	2	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	49,500	1,108	27	1,135	4	0
iTraxx Asia Ex-Japan 41 5-Year Index	1.000	Quarterly	06/20/2029	13,500	(6)	(2)	(8)	9	0

					$1,410	$360	$1,770	$15	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	22,200	$(120)	$1,487	$1,367	$114	$0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		21,900	(93)	(17)	(110)	0	(110)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/11/2052		19,400	0	11,819	11,819	0	(126)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/15/2052		16,500	1,632	8,412	10,044	0	(107)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2054		1,300	(27)	(8)	(35)	0	(15)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028	JPY	96,888,000	2,442	(5,378)	(2,936)	380	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		9,685,000	(193)	3,218	3,025	0	(171)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Semi-Annual	10/22/2038		1,890,000	1	537	538	0	(34)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.705	Semi-Annual	10/31/2038		6,560,000	409	2,055	2,464	0	(118)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.785	Semi-Annual	11/12/2038		5,690,000	11	1,725	1,736	0	(104)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	12/20/2038		10,731,600	37	3,712	3,749	0	(196)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		78,983,900	21,083	41,779	62,862	0	(1,755)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.662	Annual	04/19/2042		3,903,000	0	2,281	2,281	0	(89)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		39,300,000	921	37,362	38,283	0	(1,338)
Receive	1-Day USD-SOFR Compounded-OIS	5.270	Annual	01/31/2025	$	561,900	0	(428)	(428)	182	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		1,248,000	20,328	13,509	33,837	974	0
Receive	1-Day USD-SOFR Compounded-OIS	4.600	Annual	07/17/2025		366,750	(39)	3,575	3,536	268	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/18/2025		503,200	367	3,289	3,656	348	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		354,300	2,726	937	3,663	375	0
Pay	1-Day USD-SOFR Compounded-OIS	1.690	Annual	04/19/2027		406,000	(1,355)	(42,551)	(43,906)	0	(749)
Pay	1-Day USD-SOFR Compounded-OIS	1.783	Annual	04/22/2027		307,500	(1,062)	(31,014)	(32,076)	0	(565)
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027		582,600	(2,214)	(48,929)	(51,143)	0	(1,064)
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2027		96,800	(1,405)	1,715	310	143	0

70	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	2.850%	Annual	08/29/2027	$	195,800	$(1,008)	$(10,238)	$(11,246)	$0	$(349)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		16,290	(35)	(156)	(191)	0	(28)
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		204,100	0	2,291	2,291	349	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		122,700	(1,952)	2,775	823	172	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		80,720	(284)	(1,849)	(2,133)	0	(126)
Receive	1-Day USD-SOFR Compounded-OIS	3.550	Annual	10/31/2030		59,400	0	1,303	1,303	83	0
Receive	1-Day USD-SOFR Compounded-OIS	3.572	Annual	10/31/2030		49,200	0	1,016	1,016	68	0
Receive	1-Day USD-SOFR Compounded-OIS	3.582	Annual	10/31/2030		106,700	0	2,145	2,145	148	0
Receive	1-Day USD-SOFR Compounded-OIS	3.623	Annual	10/31/2030		59,200	0	1,046	1,046	82	0
Receive	1-Day USD-SOFR Compounded-OIS	3.664	Annual	10/31/2030		133,600	0	2,044	2,044	185	0
Receive	1-Day USD-SOFR Compounded-OIS	3.677	Annual	10/31/2030		129,000	0	1,877	1,877	179	0
Receive	1-Day USD-SOFR Compounded-OIS	3.687	Annual	10/31/2030		204,400	0	2,851	2,851	283	0
Receive	1-Day USD-SOFR Compounded-OIS	3.689	Annual	10/31/2030		241,800	0	3,344	3,344	334	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030		242,900	0	3,331	3,331	336	0
Receive	1-Day USD-SOFR Compounded-OIS	3.721	Annual	10/31/2030		161,100	0	1,924	1,924	223	0
Receive	1-Day USD-SOFR Compounded-OIS	3.722	Annual	10/31/2030		140,400	0	1,672	1,672	194	0
Receive	1-Day USD-SOFR Compounded-OIS	3.727	Annual	10/31/2030		116,900	0	1,359	1,359	161	0
Receive	1-Day USD-SOFR Compounded-OIS	3.732	Annual	10/31/2030		74,700	0	847	847	103	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030		111,100	0	1,212	1,212	153	0
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033		47,350	(182)	(1,414)	(1,596)	0	(47)
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033		64,600	(220)	(2,551)	(2,771)	0	(64)
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		16,100	(57)	(450)	(507)	0	(16)
Receive	1-Day USD-SOFR Compounded-OIS	3.613	Annual	08/15/2033		335,000	0	6,555	6,555	297	0
Receive	1-Day USD-SOFR Compounded-OIS	3.687	Annual	08/15/2033		312,700	0	4,302	4,302	276	0
Receive	1-Day USD-SOFR Compounded-OIS	3.709	Annual	08/15/2033		303,200	0	3,640	3,640	267	0
Receive	1-Day USD-SOFR Compounded-OIS	3.717	Annual	08/15/2033		129,500	0	1,479	1,479	114	0
Receive	1-Day USD-SOFR Compounded-OIS	3.718	Annual	08/15/2033		500,800	0	5,670	5,670	441	0
Receive	1-Day USD-SOFR Compounded-OIS	3.734	Annual	08/15/2033		235,900	0	2,373	2,373	208	0
Receive	1-Day USD-SOFR Compounded-OIS	3.743	Annual	08/15/2033		119,700	0	1,120	1,120	105	0
Receive	1-Day USD-SOFR Compounded-OIS	3.745	Annual	08/15/2033		179,600	0	1,653	1,653	158	0
Receive	1-Day USD-SOFR Compounded-OIS	3.753	Annual	08/15/2033		154,800	0	1,329	1,329	136	0
Receive	1-Day USD-SOFR Compounded-OIS	3.754	Annual	08/15/2033		74,000	0	628	628	65	0
Receive	1-Day USD-SOFR Compounded-OIS	3.763	Annual	08/15/2033		104,100	0	810	810	92	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	71

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.750%	Annual	01/02/2034	$	23,400	$(101)	$375	$274	$19	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		7,430	(32)	82	50	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		45,500	(207)	1,115	908	37	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		49,000	(230)	1,116	886	40	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		46,500	0	1,132	1,132	38	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		48,900	(224)	1,371	1,147	40	0
Pay	1-Day USD-SOFR Compounded-OIS	3.620	Annual	01/31/2034		25,700	(111)	(432)	(543)	0	(21)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	03/05/2034		49,200	(209)	(629)	(838)	0	(38)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		98,500	(1,396)	1,768	372	52	0
Receive	1-Day USD-SOFR Compounded-OIS	2.617	Annual	02/15/2048		105,500	0	18,817	18,817	0	(140)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		616,800	120,849	88,637	209,486	0	(952)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		1,121,300	28,137	(9,466)	18,671	0	(2,895)
Pay	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024	NZD	1,221,200	(5,074)	9,152	4,078	0	(131)
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		668,600	(9,294)	4,090	(5,204)	214	0
Pay	3-Month NZD-BBR	4.250	Semi-Annual	12/21/2027		64,900	46	151	197	24	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	323,800	(3,547)	8,965	5,418	1,171	0
Pay(5)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033		16,400	(97)	219	122	41	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	03/20/2034		154,300	(4,425)	6,957	2,532	599	0
Pay	6-Month EUR-EURIBOR	1.580	Annual	05/24/2024	EUR	3,742,800	(6,643)	(13,673)	(20,316)	0	(1,295)
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024		64,200	(223)	(768)	(991)	0	(27)
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		63,800	(313)	(4,924)	(5,237)	39	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		153,600	(835)	(12,060)	(12,895)	97	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		214,200	(1,615)	(15,858)	(17,473)	189	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		251,800	(916)	(16,037)	(16,953)	238	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		133,700	(5,957)	(2,976)	(8,933)	131	0
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		24,900	(50)	(516)	(566)	0	(61)
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		27,800	(58)	(479)	(537)	0	(70)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		64,500	(122)	(365)	(487)	0	(169)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		58,600	(110)	(247)	(357)	0	(157)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		35,300	(57)	(303)	(360)	0	(94)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		38,700	(75)	36	(39)	0	(104)
Pay	6-Month EUR-EURIBOR	0.750	Annual	06/15/2032		2,500	(237)	(139)	(376)	11	0
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		91,300	(2,040)	1,733	(307)	443	0
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		35,400	(141)	(1,560)	(1,701)	0	(191)

72	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month EUR-EURIBOR	3.280%	Annual	11/22/2033	EUR	16,800	$(71)	$(950)	$(1,021)	$0	$(92)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		34,800	(150)	(2,055)	(2,205)	0	(191)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		22,600	(91)	(971)	(1,062)	0	(124)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		28,100	(107)	(1,054)	(1,161)	0	(154)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		44,000	(158)	(971)	(1,129)	0	(242)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		29,300	(97)	(726)	(823)	0	(161)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		44,800	(164)	(2)	(166)	0	(243)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		31,900	(99)	608	509	170	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		30,700	(97)	558	461	163	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		20,600	(65)	(110)	(175)	0	(175)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		1,211,590	25,298	2,213	27,511	6,943	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		712,205	(32,504)	(3,892)	(36,396)	0	(8,538)
Pay	CAONREPO Index	4.000	Semi-Annual	06/21/2025	CAD	2,143,100	(22,441)	7,865	(14,576)	0	(1,033)
Pay	CAONREPO Index	4.820	Semi-Annual	07/13/2025		330,500	0	873	873	0	(135)
Pay	CAONREPO Index	4.750	Semi-Annual	07/14/2025		812,500	51	1,484	1,535	0	(336)
Pay(5)	CAONREPO Index	3.500	Annual	12/18/2025		682,000	(558)	(1,592)	(2,150)	0	(184)
Pay	CAONREPO Index	3.750	Semi-Annual	12/20/2025		500,000	(6,276)	1,581	(4,695)	0	(290)
Receive	CAONREPO Index	3.500	Semi-Annual	06/01/2032		626,500	(4,970)	3,867	(1,103)	670	0
Receive	CAONREPO Index	3.750	Semi-Annual	12/20/2033		147,900	(557)	(1,439)	(1,996)	198	0

							$101,348	$123,596	$224,944	$19,569	$(25,414)

Total Swap Agreements							$89,741	$146,523	$236,264	$19,712	$(25,435)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,864	$19,712	$21,576	$(805)	$(13,106)	$(25,435)	$(39,346)

(p)

Securities with an aggregate market value of $750,999 and cash of $37,663 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	73

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2024		AUD	1,461	$		957	$5	$0
	04/2024		NZD	33,370			20,343	406	0
	04/2024	$		55,145		AUD	84,100	0	(342)
	05/2024			958			1,461	0	(5)
BOA	04/2024		AUD	2,047	$		1,341	7	0
	04/2024		EUR	1,450,975			1,571,434	6,050	0
	04/2024		GBP	474,655			602,022	2,937	0
	04/2024		IDR	63,491,467			4,012	15	0
	04/2024		JPY	750,139			4,965	9	0
	04/2024		KRW	3,834,857			2,857	12	0
	04/2024		SGD	138,312			103,551	1,037	0
	04/2024		$	1,452		DKK	9,992	0	(7)
	04/2024			996,384		EUR	917,735	0	(6,287)
	04/2024			4,002		GBP	3,153	0	(23)
	04/2024			1,446		JPY	216,400	0	(16)
	05/2024		EUR	917,735		$	997,596	6,348	0
	05/2024		$	1,342		AUD	2,047	0	(7)
	05/2024			1,535		DKK	10,523	0	(10)
	05/2024			4,965		JPY	746,728	0	(9)
	06/2024		KRW	20,882,492		$	15,941	402	0
	06/2024		$	1,329		IDR	20,828,889	0	(19)
	06/2024			240		INR	19,974	0	(1)
BPS	04/2024		BRL	417,830		$	83,694	385	0
	04/2024		CNH	293,467			40,882	456	0
	04/2024		IDR	130,622,694			8,233	16	(6)
	04/2024		KRW	10,524,698			7,849	40	0
	04/2024		$	2,225		AUD	3,421	4	0
	04/2024			84,610		BRL	417,830	0	(1,301)
	04/2024			17,605		CAD	23,933	64	0
	04/2024			14,937		CNH	108,377	0	(14)
	04/2024			8,727		EUR	8,029	0	(65)
	04/2024			1,497,673		GBP	1,183,147	0	(4,364)
	04/2024			786		MYR	3,676	0	(15)
	05/2024		BRL	100,394	$		20,081	126	0

74	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024	CNH	108,226	$	14,937	$19	$0
	05/2024	EUR	650,608		707,486	4,763	0
	05/2024	GBP	1,183,147		1,497,920	4,375	0
	05/2024	TWD	3,375,610		109,470	3,837	0
	05/2024	$	1,948	DKK	13,397	0	(8)
	06/2024	IDR	58,325	$	4	0	0
	06/2024	KRW	74,584,790		57,091	1,591	0
	06/2024	TWD	3,571,672		115,401	3,382	0
	06/2024	$	23,196	IDR	365,592,939	0	(213)
	06/2024		158,372	INR	13,164,308	0	(878)
	06/2024		6,613	TRY	238,876	125	0
	07/2024	BRL	18,234	$	3,625	21	0
BRC	04/2024	BRL	595	$	119	0	0
	04/2024	CNH	408,919		56,882	540	0
	04/2024	IDR	45,560,250		2,866	0	(2)
	04/2024	SGD	31		23	0	0
	04/2024	TRY	21,070		644	3	0
	04/2024	$	120	BRL	595	0	(1)
	04/2024		5,820	GBP	4,587	0	(30)
	04/2024		663	HUF	241,100	0	(4)
	04/2024		33	NOK	344	0	(1)
	04/2024		94,897	TRY	3,053,326	0	(2,187)
	04/2024	ZAR	2,499	$	132	0	0
	05/2024	GBP	2,780		3,515	6	0
	05/2024	TRY	638		19	0	0
	05/2024	TWD	614		19	0	0
	05/2024	$	1,790	CAD	2,432	6	0
	05/2024		56	NOK	605	0	(1)
	05/2024		116,442	TRY	3,952,852	202	(198)
	06/2024	KRW	25,830,791	$	19,774	553	0
	06/2024	$	630	CZK	14,556	0	(10)
	06/2024		148	ILS	540	0	(1)
	06/2024		39,325	INR	3,266,917	0	(241)
	06/2024		1,347	MXN	22,856	11	0
	06/2024		16,123	TRY	583,110	326	0
	09/2024		21		854	0	0
BSH	07/2024	BRL	1,120,000	$	222,044	658	0
CBK	04/2024	AUD	204,520	$	135,012	1,737	0
	04/2024	BRL	236,333		47,303	181	0
	04/2024	CNH	325,677		45,258	383	0
	04/2024	GBP	60,308		76,815	731	(34)
	04/2024	MXN	71,259		4,247	0	(28)
	04/2024	$	4,656	AUD	7,068	0	(50)
	04/2024		48,052	BRL	236,333	0	(930)
	04/2024		3,888	JPY	577,200	0	(75)
	05/2024		16,157	BRL	80,903	0	(76)
	05/2024		15,810	TRY	537,848	126	0
	06/2024	KRW	13,783,763	$	10,454	197	0
	06/2024	MXN	515,278		30,674	61	0
	06/2024	PEN	63,771		17,238	119	0
	06/2024	TWD	4,183,821		136,343	5,125	0
	06/2024	$	4,573	IDR	72,113,474	0	(39)
	06/2024		136,343	INR	11,361,190	0	(421)
	06/2024		1,116	KRW	1,480,267	0	(15)
DUB	04/2024	BRL	958,630	$	190,970	192	(359)
	04/2024	IDR	181,938,128		11,463	10	0
	04/2024	$	192,643	BRL	958,630	0	(1,506)
	04/2024		1,858	GBP	1,463	0	(11)
	05/2024	EUR	1,647,920	$	1,786,846	6,922	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	75

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024	$	157,992	BRL	796,755	$376	$0
	06/2024	KRW	58,995,203	$	45,324	1,425	0
	06/2024	PEN	23,026		6,221	40	0
	06/2024	$	32,442	MXN	551,051	295	0
	07/2024		25,121	BRL	126,343	0	(148)
	03/2025		1,250	TRY	59,507	21	0
FAR	04/2024	BRL	442,402	$	88,548	339	0
	04/2024	EUR	1,123,677		1,221,460	9,182	0
	04/2024	JPY	2,230,769		14,754	18	0
	04/2024	$	89,196	BRL	442,402	0	(987)
	05/2024		14,754	JPY	2,220,648	0	(17)
GLM	04/2024	BRL	363,916	$	72,520	12	(52)
	04/2024	GBP	419,214		531,385	2,275	0
	04/2024	$	72,843	BRL	363,916	30	(314)
	04/2024		28	HUF	10,096	0	0
	04/2024		26,806	TRY	876,773	0	(176)
	05/2024	TRY	1,523	$	44	0	(1)
	05/2024	$	28,551	TRY	987,279	501	0
	06/2024	IDR	128,065,698	$	8,122	71	0
	06/2024	$	39,070	MXN	658,169	63	(32)
	06/2024		179	MYR	834	0	(3)
	07/2024	BRL	749,300	$	150,688	2,607	(30)
	09/2024	$	14,066	TRY	562,036	361	0
	10/2024	BRL	128,100	$	25,202	101	0
JPM	04/2024		820,012		164,019	520	0
	04/2024	CAD	905,530		671,105	2,586	0
	04/2024	KRW	7,509,868		5,594	22	0
	04/2024	$	164,075	BRL	820,012	0	(576)
	04/2024		3,457	GBP	2,725	0	(17)
	05/2024	TWD	16,032	$	513	11	0
	05/2024	$	75,043	TRY	2,563,824	65	(54)
	06/2024	IDR	42,750,806	$	2,708	21	0
	06/2024	KRW	117,718,201		90,555	2,960	0
	06/2024	$	172,733	IDR	2,728,574,936	0	(1,201)
	06/2024		1,106	ILS	4,030	0	(7)
	06/2024		63,825	INR	5,299,340	0	(425)
	07/2024	BRL	270,533	$	54,444	969	0
	07/2024	$	164,019	BRL	827,073	0	(535)
	03/2025		1,085	TRY	52,576	39	0
MBC	04/2024	AUD	443,627	$	288,521	31	(600)
	04/2024	BRL	11,475		2,301	13	0
	04/2024	CNH	606,188		84,376	871	0
	04/2024	GBP	2,633		3,378	55	0
	04/2024	IDR	21,898,897		1,376	0	(3)
	04/2024	$	24,119	AUD	37,136	80	0
	04/2024		2,297	BRL	11,475	0	(9)
	04/2024		659,871	CAD	894,887	791	0
	04/2024		1,056	EUR	968	0	(11)
	04/2024		27,704	JPY	4,140,553	0	(352)
	04/2024		394	THB	14,017	0	(9)
	04/2024		8,223	TRY	271,107	11	0
	05/2024	CAD	894,501	$	659,871	0	(795)
	05/2024	TWD	24,523		783	16	0
	06/2024	$	295	ILS	1,073	0	(2)
MYI	04/2024	BRL	64,600	$	12,935	55	0
	04/2024	CNH	281,408		39,324	558	0
	04/2024	JPY	6,677,482		44,489	378	0
	04/2024	SEK	40,639		3,853	56	0
	04/2024	SGD	137,220		103,172	1,466	0

76	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2024	$		13,005		BRL	64,600	$0	$(124)
	04/2024			1,765		CAD	2,397	4	0
	04/2024			1,790		NZD	2,941	0	(33)
	04/2024			3,952		SEK	40,640	0	(155)
	05/2024		TWD	3,263,943	$		104,450	2,312	0
	05/2024	$		3,587		GBP	2,839	0	(3)
	05/2024			9,820		JPY	1,477,213	0	(17)
	05/2024			3,853		SEK	40,589	0	(57)
	06/2024		KRW	34,469,915	$		26,502	853	0
	06/2024		TWD	3,637,122			117,311	3,239	0
	06/2024	$		64,027		IDR	997,191,956	0	(1,338)
	06/2024			94,403		INR	7,839,356	0	(616)
	06/2024			371		MYR	1,733	0	(7)
	10/2024		BRL	64,600	$		12,778	120	0
NGF	06/2024	$		670		INR	55,958	0	(1)
RBC	04/2024		CAD	21,742	$		15,988	0	(63)
	04/2024		MXN	1,727			98	0	(6)
	04/2024	$		174		DKK	1,192	0	(1)
	06/2024		TWD	6,284	$		201	4	0
	06/2024	$		14,375		MXN	242,868	53	0
RYL	04/2024			1,796		NZD	2,914	0	(55)
SCX	04/2024		CNH	1,226,138	$		170,600	1,682	0
	04/2024		GBP	53,849			68,291	326	0
	04/2024	$		4,589		CAD	6,222	4	0
	04/2024			1,864		DKK	12,779	0	(16)
	04/2024			16,524		NZD	27,515	0	(85)
	05/2024		NZD	27,515	$		16,524	85	0
	05/2024	$		2,693		EUR	2,483	0	(11)
	05/2024			301		NOK	3,218	0	(4)
	06/2024			82,886		INR	6,877,219	0	(608)
SSB	04/2024			2		HUF	704	0	0
	05/2024		MXN	295,452	$		17,388	0	(267)
TOR	04/2024	$		448,251		AUD	683,919	0	(2,575)
	04/2024			31,630		JPY	4,727,265	0	(402)
	04/2024			331		NOK	3,483	0	(10)
	05/2024			1,143		AUD	1,750	0	(2)
	06/2024		MXN	1,501,560	$		88,932	0	(276)
UAG	04/2024		AUD	162,239			106,041	318	0
	04/2024		GBP	184,417			233,518	756	0
	04/2024		ZAR	1,616,431			86,320	1,083	0
	05/2024	$		106,131		AUD	162,239	0	(320)
	05/2024			1,688		EUR	1,563	0	0
	06/2024			371		MXN	6,294	3	0

Total Forward Foreign Currency Contracts								$94,654	$(33,218)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC GBP versus USD	$1.200	09/26/2024	139,500	$4,602	$758

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	77

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500%	02/13/2025	167,900	$2,576	$1,646
BPS	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.050	05/28/2024	697,000	802	326
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500	02/13/2025	332,100	5,000	3,256
FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.600	12/13/2024	365,600	4,150	2,448
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.975	05/29/2024	682,200	750	500
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.920	02/27/2025	88,700	3,876	2,868
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.636	10/07/2024	900	16	16

							$17,170	$11,060

Total Purchased Options							$21,772	$11,818

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC GBP versus USD	$1.100	09/26/2024	279,000	$(2,860)	$(140)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) -3.000%] or 0	09/09/2024	100,000	$(1,710)	$0
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	0

						$(3,175)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350%	05/28/2024	348,500	$(802)	$(41)
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500	04/08/2024	51,400	(94)	(11)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	51,400	(94)	(4)

78	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550%	04/15/2024	32,100	$(98)	$(137)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	32,100	(98)	(14)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	28,200	(84)	(157)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	28,200	(84)	(14)
CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	49,300	(72)	(74)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	49,300	(72)	(68)
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	70,800	(545)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	70,800	(545)	(1,520)
FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	25,100	(194)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	25,100	(194)	(542)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	79,600	(265)	(257)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	79,600	(265)	(95)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	105,400	(298)	(386)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	105,400	(298)	(184)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	3,300	(26)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	3,300	(26)	(74)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	71,400	(539)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	71,400	(539)	(1,581)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.195	05/29/2024	341,100	(750)	(27)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.244	02/27/2025	337,000	(3,875)	(2,919)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	49,700	(83)	(14)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	49,700	(83)	(35)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	44,600	(167)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	44,600	(167)	(100)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	43,950	(150)	(80)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	43,950	(150)	(39)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	43,950	(174)	(107)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	44,800	(156)	(177)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	43,950	(174)	(50)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	79

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150%	04/18/2024	44,800	$(156)	$(32)
JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	72,500	(111)	(143)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	72,500	(111)	(40)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	47,600	(164)	(22)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	47,600	(164)	(111)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	22,900	(71)	(18)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	22,900	(71)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	29,600	(84)	(110)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	29,600	(84)	(44)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	95,200	(227)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	95,200	(227)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	49,500	(183)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	49,500	(181)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	49,500	(181)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	49,500	(183)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	49,500	(181)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	49,500	(181)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	25,200	(95)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	25,200	(95)	(82)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	44,200	(126)	(142)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	44,200	(126)	(77)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	47,900	(133)	(175)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	47,900	(133)	(84)
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	70,800	(545)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	70,800	(545)	(1,524)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	70,800	(540)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	70,800	(540)	(1,490)

							$(16,599)	$(12,811)

80	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$96.766	04/04/2024	72,100	$(197)	$(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	104,400	(497)	(156)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	104,400	(359)	(644)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.195	06/06/2024	68,600	(332)	(293)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	99.195	06/06/2024	68,600	(212)	(168)
MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.672	05/06/2024	94,000	(441)	(142)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.672	05/06/2024	94,000	(360)	(571)

					$(2,398)	$(1,992)

Total Written Options					$(25,032)	$(14,943)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Peru Government International Bond	1.000%	Quarterly	12/20/2027	0.456%	$11,500	$(281)	$499	$218	$0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600	90,600	(4,512)	3,154	0	(1,358)
BPS	Chile Government International Bond	1.000	Quarterly	12/20/2027	0.373	21,600	(619)	1,092	473	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005	25,000	(1,199)	1,204	5	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202	5,000	(446)	414	0	(32)
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.360	2,200	6	25	31	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	0.640	500	(16)	22	6	0
BRC	Chile Government International Bond	1.000	Quarterly	12/20/2027	0.373	46,900	(1,519)	2,546	1,027	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	0.871	43,700	(2,009)	2,168	159	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600	8,500	(413)	286	0	(127)
CBK	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.167	10,000	23	0	23	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	0.871	37,700	(1,873)	2,010	137	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005	9,400	(338)	340	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	81

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	1.600%	$53,100	$(2,713)	$1,917	$0	$(796)
DUB	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600	9,100	(406)	270	0	(136)
GST	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.167	65,000	200	(54)	146	0
	Chile Government International Bond	1.000	Quarterly	12/20/2027	0.373	30,200	(875)	1,536	661	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005	44,310	(1,711)	1,719	8	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202	20,976	(1,870)	1,734	0	(136)
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835	2,000	(21)	36	15	0
	Ohio State General Obligation Bonds, Series 2007	1.000	Quarterly	09/20/2024	0.088	10,000	102	(55)	47	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	0.518	127,400	(5,478)	5,662	184	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600	20,000	(961)	661	0	(300)
JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005	4,900	(189)	190	1	0
MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.167	10,000	15	7	22	0
	Chile Government International Bond	1.000	Quarterly	12/20/2027	0.373	38,500	(1,146)	1,989	843	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005	17,300	(622)	625	3	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202	18,974	(1,692)	1,569	0	(123)
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.461	2,000	6	22	28	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.531	700	(2)	12	10	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	0.723	1,300	(25)	39	14	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835	5,700	(60)	102	42	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600	424,700	(20,209)	13,844	0	(6,365)

							$(50,853)	$45,585	$4,105	$(9,373)

82	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	iTraxx Crossover 40 5-Year 35-100% Index	5.000%	Quarterly	12/20/2028	EUR	41,200	$6,841	$1,655	$8,496	$0
BRC	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046	$	5,347	(1,483)	1,173	0	(310)
GST	iTraxx Crossover 38 5-Year 35-100% Index	5.000	Quarterly	12/20/2027	EUR	100,000	16,187	1,767	17,954	0
JPM	iTraxx Crossover 40 5-Year 35-100% Index	5.000	Quarterly	12/20/2028		45,800	7,737	1,707	9,444	0

							$29,282	$6,302	$35,894	$(310)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Pay	iBoxx USD Investment Grade Corporate Bond ETF	800,000	4.330% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/03/2024	$86,128	$0	$(737)	$0	$(737)
	Pay	iBoxx USD Investment Grade Corporate Bond ETF	1,700,000	4.780% (1-Month USD-LIBOR less a specified spread)	Monthly	04/24/2024	185,164	0	732	732	0
								$0	$(5)	$732	$(737)

Total Swap Agreements								$(21,571)	$51,882	$40,731	$(10,420)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$411	$0	$0	$411	$(347)	$0	$0	$(347)	$64	$(160)	$(96)
BOA	16,817	1,646	8,714	27,177	(6,379)	0	(1,358)	(7,737)	19,440	(13,560)	5,880
BPS	19,204	326	515	20,045	(6,864)	(41)	(32)	(6,937)	13,108	(11,138)	1,970
BRC	1,647	0	1,186	2,833	(2,676)	0	(437)	(3,113)	(280)	878	598
BSH	658	0	0	658	0	0	0	0	658	957	1,615
CBK	8,660	0	894	9,554	(1,668)	(337)	(1,533)	(3,538)	6,016	(3,394)	2,622
CKL	0	0	0	0	0	(142)	0	(142)	(142)	0	(142)
DUB	9,281	3,256	0	12,537	(2,024)	(1,520)	(136)	(3,680)	8,857	(4,140)	4,717
FAR	9,539	2,448	0	11,987	(1,004)	(1,464)	0	(2,468)	9,519	(6,691)	2,828
GLM	6,021	4,126	0	10,147	(608)	(5,377)	0	(5,985)	4,162	(3,230)	932
GST	0	0	19,015	19,015	0	0	(436)	(436)	18,579	(18,510)	69
JPM	7,193	0	9,445	16,638	(2,815)	(1,768)	0	(4,583)	12,055	(14,821)	(2,766)
MBC	1,868	0	0	1,868	(1,781)	0	0	(1,781)	87	613	700
MSC	0	0	0	0	0	(713)	0	(713)	(713)	766	53
MYC	0	16	962	978	0	(567)	(6,488)	(7,055)	(6,077)	5,508	(569)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	83

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
MYI	$9,041	$0	$0	$9,041	$(2,350)	$0	$0	$(2,350)	$6,691	$(6,567)	$124
NGF	0	0	0	0	(1)	(3,014)	0	(3,015)	(3,015)	752	(2,263)
RBC	57	0	0	57	(70)	0	0	(70)	(13)	0	(13)
RYL	0	0	0	0	(55)	0	0	(55)	(55)	0	(55)
SCX	2,097	0	0	2,097	(724)	0	0	(724)	1,373	(957)	416
SSB	0	0	0	0	(267)	0	0	(267)	(267)	333	66
TOR	0	0	0	0	(3,265)	0	0	(3,265)	(3,265)	2,609	(656)
UAG	2,160	0	0	2,160	(320)	0	0	(320)	1,840	(1,417)	423

Total Over the Counter	$94,654	$11,818	$40,731	$147,203	$(33,218)	$(14,943)	$(10,420)	$(58,581)

(r)

Securities with an aggregate market value of $12,416 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

84	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,864	$1,864
Swap Agreements	0	143	0	0	19,569	19,712

	$0	$143	$0	$0	$21,433	$21,576

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$94,654	$0	$94,654
Purchased Options	0	0	0	758	11,060	11,818
Swap Agreements	0	39,999	732	0	0	40,731

	$0	$39,999	$732	$95,412	$11,060	$147,203

	$0	$40,142	$732	$95,412	$32,493	$168,779

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$805	$805
Futures	0	0	0	0	13,106	13,106
Swap Agreements	0	21	0	0	25,414	25,435

	$0	$21	$0	$0	$39,325	$39,346

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,218	$0	$33,218
Written Options	0	0	0	140	14,803	14,943
Swap Agreements	0	9,683	737	0	0	10,420

	$0	$9,683	$737	$33,358	$14,803	$58,581

	$0	$9,704	$737	$33,358	$54,128	$97,927

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$16,668	$16,668
Futures	0	0	0	0	(133,343)	(133,343)
Swap Agreements	0	39,801	0	0	(146,189)	(106,388)

	$0	$39,801	$0	$0	$(262,864)	$(223,063)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(35,051)	$0	$(35,051)
Purchased Options	0	0	0	0	6,664	6,664
Written Options	0	0	0	0	120,529	120,529
Swap Agreements	0	20,199	3,713	0	0	23,912

	$0	$20,199	$3,713	$(35,051)	$127,193	$116,054

	$0	$60,000	$3,713	$(35,051)	$(135,671)	$(107,009)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	85

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(566)	$(566)
Written Options	0	0	0	0	33,305	33,305
Futures	0	0	0	0	5,411	5,411
Swap Agreements	0	(9,186)	0	0	272,853	263,667

	$0	$(9,186)	$0	$0	$311,003	$301,817

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$162,175	$0	$162,175
Purchased Options	0	0	0	(3,844)	(8,868)	(12,712)
Written Options	0	(621)	0	2,719	554	2,652
Swap Agreements	0	30,578	(1,076)	0	0	29,502

	$0	$29,957	$(1,076)	$161,050	$(8,314)	$181,617

	$0	$20,771	$(1,076)	$161,050	$302,689	$483,434

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$93,827	$282,580	$376,407
Corporate Bonds & Notes
Banking & Finance	0	7,719,749	23,224	7,742,973
Industrials	0	3,478,052	27,600	3,505,652
Utilities	0	1,707,360	0	1,707,360
Municipal Bonds & Notes
California	0	50,591	0	50,591
Connecticut	0	176	0	176
Georgia	0	57,207	0	57,207
Louisiana	0	3,337	0	3,337
New York	0	74,078	0	74,078
Ohio	0	3,266	0	3,266
Rhode Island	0	175	0	175
Texas	0	104,835	0	104,835
West Virginia	0	18,046	0	18,046
U.S. Government Agencies	0	29,978,945	0	29,978,945
U.S. Treasury Obligations	0	7,340,623	0	7,340,623
Non-Agency Mortgage-Backed Securities	0	8,199,928	307,200	8,507,128
Asset-Backed Securities	0	7,234,450	130,531	7,364,981
Sovereign Issues	0	2,106,006	0	2,106,006
Common Stocks
Consumer Discretionary	1	3	0	4
Industrials	0	0	32,732	32,732
Preferred Securities
Banking & Finance	0	45,246	0	45,246
Real Estate Investment Trusts
Real Estate	614	0	0	614

86	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short-Term Instruments
Commercial Paper	$0	$204,220	$0	$204,220
Repurchase Agreements	0	136,433	0	136,433
Short-Term Notes	0	835	0	835
U.S. Treasury Bills	0	42,678	0	42,678

	$615	$68,600,066	$803,867	$69,404,548

Investments in Affiliates, at Value
Exchange-Traded Funds	30,005	0	0	30,005
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,979,826	0	0	2,979,826

	$3,009,831	$0	$0	$3,009,831

Total Investments	$3,010,446	$68,600,066	$803,867	$72,414,379

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(872,029)	$0	$(872,029)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,652	19,924	0	21,576
Over the counter	0	147,203	0	147,203

	$1,652	$167,127	$0	$168,779

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5,919)	(33,427)	0	(39,346)
Over the counter	0	(58,271)	(310)	(58,581)

	$(5,919)	$(91,698)	$(310)	$(97,927)

Total Financial Derivative Instruments	$(4,267)	$75,429	$(310)	$70,852

Totals	$3,006,179	$67,803,466	$803,557	$71,613,202

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$370,344	$2,949	$(54,668)	$97	$(5,314)	$(21,777)	$0	$(9,051)	$282,580	$(32,966)
Corporate Bonds & Notes(3)
Banking & Finance	18,365	6,316	(729)	47	19	(794)	0	0	23,224	(779)
Industrials	0	27,600	0	0	0	0	0	0	27,600	0
U.S. Government Agencies	5	0	(5)	0	0	0	0	0	0	0
Non-Agency Mortgage-Backed Securities	9,583	279,255	(1,029)	317	112	(62)	19,024	0	307,200	(62)
Asset-Backed Securities	66,488	83,840	(20,095)	309	5,709	(10,910)	5,190	0	130,531	(10,707)
Common Stocks
Industrials	0	27,135	0	0	0	5,597	0	0	32,732	5,597

	$464,785	$427,095	$(76,526)	$770	$526	$(27,946)	$24,214	$(9,051)	$803,867	$(38,917)

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0	$0	$(310)	$0	$0	$(310)	$0

Totals	$464,785	$427,095	$(76,526)	$770	$526	$(28,256)	$24,214	$(9,051)	$803,557	$(38,917)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	87

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

March 31, 2024

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$207,886	Discounted Cash Flow	Discount Rate	8.760-18.162	11.927
	74,694	Indicative Market Quotation	Broker Quote	90.000	—
Corporate Bonds & Notes
Banking & Finance	16,893	Discounted Cash Flow	Discount Rate	6.810-10.000	6.972
	6,331	Proxy Pricing	Base Price	94.271	—
Industrials	27,600	Recent Transaction	Purchase Price	100.000	—
Non-Agency Mortgage-Backed Securities	218,868	Discounted Cash Flow	Discount Rate	7.630-20.000	8.138
	19,024	Fair Valuation of Odd Lot Positions	Adjustment Factor	2.500	—
	69,308	Proxy Pricing	Base Price	77.554-103.300	97.049
Asset-Backed Securities	125,341	Discounted Cash Flow	Discount Rate	6.580-30.000	18.580
	5,190	Fair Valuation of Odd Lot Positions	Adjustment Factor	2.500	—
Common Stocks
Industrials	32,732	Indicative Market Quotation	Broker Quote	$ 24.125	—

Financial Derivative Instruments - Liabilities
Over the counter	(310)	Indicative Market Quotation	Broker Quote	94.000	—

Total	$803,557

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Security type updated from Asset-Backed Securities to Corporate Bonds & Notes since prior fiscal year end.

88	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

The Fund has established Delaware limited liability company, the “Subsidiary”, which is wholly-owned and controlled by the Fund. See Note 14, Basis for Consolidation, in the Notes to Financial Statements for more information regarding the Subsidiary.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

ANNUAL REPORT	MARCH 31, 2024	89

Notes to Financial Statements (Cont.)

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2024, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(d) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

90	PIMCO TOTAL RETURN FUND

March 31, 2024

(e) Distributions to Shareholders Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and

ANNUAL REPORT	MARCH 31, 2024	91

Notes to Financial Statements (Cont.)

other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

92	PIMCO TOTAL RETURN FUND

March 31, 2024

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market

ANNUAL REPORT	MARCH 31, 2024	93

Notes to Financial Statements (Cont.)

makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower-or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower-or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

94	PIMCO TOTAL RETURN FUND

March 31, 2024

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3).Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized

ANNUAL REPORT	MARCH 31, 2024	95

Notes to Financial Statements (Cont.)

gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal

96	PIMCO TOTAL RETURN FUND

March 31, 2024

collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2024	97

Notes to Financial Statements (Cont.)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Common stock equivalent valuation estimates fair value by applying an equity adjustment based on observable comparable companies’ equity value variances. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

98	PIMCO TOTAL RETURN FUND

March 31, 2024

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The Fund may invest in certain other series of the Trust, series of PIMCO ETF Trust, and series of PIMCO Equity Series (each series, an “Underlying Fund” and collectively, the “Underlying Funds”). A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$2,080,021	$114,614	$0	$0	$31,517	$2,226,152	$113,275	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$1,056,345	$14,026,785	$(14,330,200)	$1,958	$(1,214)	$753,674	$31,160	$0

Investments in PIMCO Senior Loan Active Exchange-Traded Fund

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$0	$29,652	$0	$0	$353	$30,005	$463	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	99

Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

100	PIMCO TOTAL RETURN FUND

March 31, 2024

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the

ANNUAL REPORT	MARCH 31, 2024	101

Notes to Financial Statements (Cont.)

interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so to the extent the Fund invests in REITs, the Fund will bear its proportionate share of the costs of the REITs’ operations.

102	PIMCO TOTAL RETURN FUND

March 31, 2024

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2024, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

ANNUAL REPORT	MARCH 31, 2024	103

Notes to Financial Statements (Cont.)

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the

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March 31, 2024

Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the

ANNUAL REPORT	MARCH 31, 2024	105

Notes to Financial Statements (Cont.)

Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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March 31, 2024

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

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Notes to Financial Statements (Cont.)

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds use a specified exchange-traded fund as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and

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represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

ANNUAL REPORT	MARCH 31, 2024	109

Notes to Financial Statements (Cont.)

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default

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March 31, 2024

swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap’’, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor’’, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Notes to Financial Statements (Cont.)

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

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March 31, 2024

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Collateralized Loan Obligations Risk is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to

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Notes to Financial Statements (Cont.)

make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

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Convertible Securities Risk is the risk that arises because convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by

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Notes to Financial Statements (Cont.)

the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

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Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the

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distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%
The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally

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Notes to Financial Statements (Cont.)

accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $72,126.

(f) Acquired Fund Fees and Expenses PIMCO has contractually agreed, through July 31, 2025, for the PIMCO Total Return Fund to waive its Management Fee in an amount equal to the expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees of Underlying Funds indirectly incurred by the Fund’s investments in series of PIMCO ETF Trust and PIMCO Equity Series. The waiver will automatically renew for one-year terms unless PIMCO provides

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written notice to the Trust at least 30 days prior to the end of the of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $42,934.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$309,087,525	$299,519,680	$8,136,731	$6,469,557

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2024		Year Ended 03/31/2023
	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,034,633	$8,727,058	1,120,996	$9,938,718

I-2	208,620	1,763,047	285,040	2,535,984

I-3	8,407	70,875	11,887	104,992

Administrative Class	25,348	212,756	21,269	187,316

Class A	74,145	626,513	85,242	754,809

Class C	3,416	28,874	3,743	32,668

Class R	8,718	73,814	8,053	71,502

Issued as reinvestment of distributions

Institutional Class	195,245	1,649,347	224,655	1,944,172

I-2	18,765	158,495	18,579	160,713

I-3	669	5,646	545	4,705

Administrative Class	3,911	33,040	5,831	50,496

Class A	19,123	161,528	23,839	206,129

Class C	439	3,707	609	5,250

Class R	1,618	13,673	2,013	17,398

Cost of shares redeemed

Institutional Class	(1,397,149)	(11,791,599)	(1,590,779)	(13,991,100)

I-2	(166,837)	(1,409,395)	(270,338)	(2,372,293)

I-3	(8,645)	(72,895)	(6,188)	(54,695)

Administrative Class	(67,596)	(573,392)	(66,999)	(592,523)

Class A	(165,516)	(1,398,554)	(178,856)	(1,580,473)

Class C	(7,062)	(59,535)	(9,671)	(85,421)

Class R	(13,256)	(111,974)	(19,361)	(169,128)

Net increase (decrease) resulting from Fund share transactions	(223,004)	$(1,888,971)	(329,891)	$(2,830,781)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, two persons owned of record or beneficially 10% or more of the Fund’s total outstanding shares comprising 41% of the Fund.

14. BASIS FOR CONSOLIDATION

MLM 700, LLC, a Delaware limited liability company (the “Subsidiary”), was formed on May 7, 2018, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary, comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all

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rights. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the MLM 700, LLC as of period end represented 0.0% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Total Return Fund	$0	$0	$(4,717,598)	$(12,368)	$(6,142,313)	$0	$(178,137)	$(11,050,416)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, return of capital distributions from underlying funds, short positions, partnerships, and convertible securities.

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Notes to Financial Statements (Cont.)

March 31, 2024

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Total Return Fund	$4,193,365	$1,948,948

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Total Return Fund	$76,579,251	$932,501	$(5,634,293)	$(4,701,792)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, return of capital distributions from underlying funds, short positions, partnerships, and convertible securities.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Total Return Fund	$1,338,310	$0	$816,748	$2,539,761	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

124	PIMCO TOTAL RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Total Return Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2024, the related consolidated statement of operations for the year ended March 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights (consolidated) for each of the five years in the period ended March 31, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2024	125

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co. LLC.
BSH	Banco Santander S.A. - New York Branch	MYC	Morgan Stanley Capital Services LLC
BSS	Banco Santander S.A.	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
CKL	Citibank N.A. London	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RCE	Royal Bank of Canada Europe Limited
FAR	Wells Fargo Bank National Association	RYL	NatWest Markets Plc
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank
JML	JP Morgan Securities Plc	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CZK	Czech Koruna	PEN	Peruvian New Sol
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish New Lira
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR03M	3 Month USD-LIBOR
BBSW3M	3 Month Bank Bill Swap Rate	MUTKCALM	Tokyo Overnight Average Rate
CAONREPO	Canadian Overnight Repo Rate Average	PRIME	Daily US Prime Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFRINDX	Secured Overnight Financing Rate Index
EUR001M	1 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	TSFR1M	Term SOFR 1-Month
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	TSFR3M	Term SOFR 3-Month

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.
CR	Custodial Receipts

126	PIMCO TOTAL RETURN FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
BABs	Build America Bonds	REMIC	Real Estate Mortgage Investment Conduit
BBR	Bank Bill Rate	RMBS	Residential Mortgage-Backed Security
BBSW	Bank Bill Swap Reference Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2024	127

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Total Return Fund	0%	0%	$1,085,772	$0	$1,802,437

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Total Return Fund	0%

128	PIMCO TOTAL RETURN FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2024	129

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

130	PIMCO TOTAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	131

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

132	PIMCO TOTAL RETURN FUND

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2024	133

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

134	PIMCO TOTAL RETURN FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

ANNUAL REPORT	MARCH 31, 2024	135

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2024 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Total Return Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0287	$0.0000	$0.0002	$0.0289

November 2023	$0.0263	$0.0000	$0.0001	$0.0264

December 2023	$0.0270	$0.0000	$0.0003	$0.0273

January 2024	$0.0269	$0.0000	$0.0000	$0.0269

February 2024	$0.0295	$0.0000	$0.0002	$0.0297

March 2024	$0.0315	$0.0000	$0.0002	$0.0317

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0281	$0.0000	$0.0001	$0.0282

November 2023	$0.0256	$0.0000	$0.0002	$0.0258

December 2023	$0.0262	$0.0000	$0.0003	$0.0265

January 2024	$0.0262	$0.0000	$0.0000	$0.0262

February 2024	$0.0288	$0.0000	$0.0002	$0.0290

March 2024	$0.0308	$0.0000	$0.0002	$0.0310

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0278	$0.0000	$0.0001	$0.0279

November 2023	$0.0253	$0.0000	$0.0001	$0.0254

December 2023	$0.0259	$0.0000	$0.0003	$0.0262

January 2024	$0.0259	$0.0000	$0.0000	$0.0259

February 2024	$0.0285	$0.0000	$0.0002	$0.0287

March 2024	$0.0305	$0.0000	$0.0001	$0.0306

136	PIMCO TOTAL RETURN FUND

(Unaudited)

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0271	$0.0000	$0.0002	$0.0273

November 2023	$0.0246	$0.0000	$0.0001	$0.0247

December 2023	$0.0251	$0.0000	$0.0003	$0.0254

January 2024	$0.0252	$0.0000	$0.0000	$0.0252

February 2024	$0.0278	$0.0000	$0.0002	$0.0280

March 2024	$0.0298	$0.0000	$0.0001	$0.0299

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0265	$0.0000	$0.0002	$0.0267

November 2023	$0.0240	$0.0000	$0.0001	$0.0241

December 2023	$0.0244	$0.0000	$0.0003	$0.0247

January 2024	$0.0246	$0.0000	$0.0000	$0.0246

February 2024	$0.0272	$0.0000	$0.0002	$0.0274

March 2024	$0.0291	$0.0000	$0.0002	$0.0293

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0216	$0.0000	$0.0001	$0.0217

November 2023	$0.0190	$0.0000	$0.0001	$0.0191

December 2023	$0.0189	$0.0000	$0.0002	$0.0191

January 2024	$0.0193	$0.0000	$0.0000	$0.0193

February 2024	$0.0222	$0.0000	$0.0001	$0.0223

March 2024	$0.0237	$0.0000	$0.0001	$0.0238

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0249	$0.0000	$0.0001	$0.0250

November 2023	$0.0224	$0.0000	$0.0001	$0.0225

December 2023	$0.0226	$0.0000	$0.0003	$0.0229

January 2024	$0.0228	$0.0000	$0.0000	$0.0228

February 2024	$0.0256	$0.0000	$0.0001	$0.0257

March 2024	$0.0273	$0.0000	$0.0001	$0.0274

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	MARCH 31, 2024	137

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3016AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO TRENDS Managed Futures Strategy Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies in 2022 and the first half of 2023. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily

4	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Class C shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO TRENDS Managed Futures Strategy Fund	12/31/13	12/31/13	12/31/13	04/27/18	12/31/13	05/26/23	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically

6	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	MARCH 31, 2024	7

PIMCO TRENDS Managed Futures Strategy Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (12/31/13)
PIMCO TRENDS Managed Futures Strategy Fund Institutional Class	6.00%	7.32%	5.22%	5.25%
PIMCO TRENDS Managed Futures Strategy Fund I-2	5.93%	7.19%	5.08%	5.12%
PIMCO TRENDS Managed Futures Strategy Fund I-3	5.82%	7.15%	5.07%	5.11%
PIMCO TRENDS Managed Futures Strategy Fund Class A	5.61%	6.89%	4.80%	4.85%
PIMCO TRENDS Managed Futures Strategy Fund Class A (adjusted)	(0.18)%	5.68%	4.21%	4.27%
PIMCO TRENDS Managed Futures Strategy Fund Class C	4.77%	6.06%	3.88%	3.91%
PIMCO TRENDS Managed Futures Strategy Fund Class C (adjusted)	3.77%	6.06%	3.88%	3.91%
ICE BofA SOFR Overnight Rate Index**	5.44%	2.04%	—	—
3 Month USD LIBOR	5.63%	2.30%	1.67%	1.64%
Lipper Alternative Managed Futures Funds Average	11.46%	7.44%	4.28%	3.90%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

** ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (underlying PIMCO Fund expenses), were 2.08% for Institutional Class shares, 2.18% for I-2 shares, 2.28% for I-3 shares, 2.48% for Class A shares, and 3.23% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Institutional Class - PQTIX	I-2 - PQTPX	I-3 - PQTNX
Class A - PQTAX	Class C - PQTCX

Allocation Breakdown as of March 31, 2024†§

Short-Term Instruments‡	58.3%
Commodities	21.9%
U.S. Government Agencies	8.4%
Corporate Bonds & Notes	6.8%
Asset-Backed Securities	4.0%
Non-Agency Mortgage-Backed Securities	0.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO TRENDS Managed Futures Strategy Fund seeks positive, risk-adjusted returns, consistent with prudent investment management, by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund’s investment strategy represents a composite of financial and commodity derivatives designed to provide exposure to global financial market and commodity price trends. Within the strategy’s allocations, investments are positioned either long or short based on various characteristics related to their prices. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Trend following in agricultural commodities contributed to returns. In particular, long positions in cocoa, London cocoa and Robusta coffee contributed to returns, as prices increased.

»	Trend following in emerging market (“EM”) foreign currency exchange rate exposure (“FX”) contributed to returns. In particular, long exposure to the Mexican peso and Columbian peso relative to the U.S. dollar contributed to performance, as these currencies appreciated. Short exposure to the Taiwanese dollar relative to the U.S. dollar also contributed to performance, as the Taiwanese dollar weakened.
»	Trend following in EM rates detracted from returns, as dynamic long and short positioning was impacted by several reversals in the prevailing trends, with losses concentrated in South Africa, Czech and Colombian rates markets.

»	Trend following in developed markets FX detracted from returns, as dynamic long and short positioning was impacted by several reversals in the prevailing trends, with losses concentrated in the New Zealand dollar, Swedish krona and British pound.

ANNUAL REPORT	MARCH 31, 2024	9

Expense Example PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,023.00	$10.06	$1,000.00	$1,014.92	$10.02	2.00%
I-2	1,000.00	1,022.20	10.56	1,000.00	1,014.42	10.52	2.10
I-3	1,000.00	1,022.10	10.81	1,000.00	1,014.17	10.77	2.15
Class A	1,000.00	1,020.60	12.06	1,000.00	1,012.93	12.01	2.40
Class C	1,000.00	1,016.60	15.79	1,000.00	1,009.20	15.74	3.15

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

ICE BofA SOFR Overnight Rate Index	ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

*It	is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	11

Financial Highlights PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2024	$10.50	$0.16	$0.48	$0.64	$0.00	$0.00	$0.00

03/31/2023	12.48	0.08	(0.50)	(0.42)	(1.42)	(0.14)	(1.56)

03/31/2022	10.61	(0.13)	2.38	2.25	(0.25)	(0.13)	(0.38)

03/31/2021	10.61	(0.09)	0.59	0.50	(0.44)	(0.06)	(0.50)

03/31/2020	9.87	0.09	0.88	0.97	(0.23)	0.00	(0.23)

I-2

03/31/2024	10.45	0.15	0.48	0.63	0.00	0.00	0.00

03/31/2023	12.44	0.06	(0.50)	(0.44)	(1.41)	(0.14)	(1.55)

03/31/2022	10.58	(0.14)	2.37	2.23	(0.24)	(0.13)	(0.37)

03/31/2021	10.59	(0.11)	0.59	0.48	(0.43)	(0.06)	(0.49)

03/31/2020	9.86	0.07	0.88	0.95	(0.22)	0.00	(0.22)

I-3

03/31/2024	10.47	0.14	0.49	0.63	0.00	0.00	0.00

03/31/2023	12.46	0.05	(0.49)	(0.44)	(1.41)	(0.14)	(1.55)

03/31/2022	10.60	(0.16)	2.39	2.23	(0.24)	(0.13)	(0.37)

03/31/2021	10.60	(0.10)	0.58	0.48	(0.42)	(0.06)	(0.48)

03/31/2020	9.87	0.08	0.86	0.94	(0.21)	0.00	(0.21)

Class A

03/31/2024	10.34	0.12	0.47	0.59	0.00	0.00	0.00

03/31/2023	12.33	0.01	(0.48)	(0.47)	(1.38)	(0.14)	(1.52)

03/31/2022	10.49	(0.18)	2.36	2.18	(0.21)	(0.13)	(0.34)

03/31/2021	10.50	(0.12)	0.57	0.45	(0.40)	(0.06)	(0.46)

03/31/2020	9.78	0.06	0.85	0.91	(0.19)	0.00	(0.19)

Class C

05/26/2023 - 03/31/2024	11.13	0.04	(0.14)	(0.10)	0.00	0.00	0.00

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

12	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.14	6.10%	$2,420,423	2.36%		2.57%		1.40%		1.61%		1.53%	637%

10.50	(4.25)	3,088,384	1.90		2.08		1.41		1.59		0.64	433

12.48	21.48	2,211,453	1.46		1.70		1.40		1.64		(1.15)	35

10.61	5.00	888,307	1.40		1.65		1.37		1.62		(0.86)	48

10.61	9.96	617,532	1.37		1.69		1.28		1.60		0.94	18

11.08	6.03	370,453	2.51	(e)	2.72	(e)	1.50	(e)	1.71	(e)	1.43	637

10.45	(4.42)	722,203	2.00		2.18		1.51		1.69		0.51	433

12.44	21.37	395,122	1.56		1.80		1.50		1.74		(1.24)	35

10.58	4.85	103,899	1.50		1.75		1.47		1.72		(1.05)	48

10.59	9.83	26,567	1.47		1.79		1.38		1.70		0.71	18

11.10	6.02	37,044	2.56	(e)	2.82	(e)	1.55	(e)	1.81	(e)	1.35	637

10.47	(4.46)	72,830	2.05		2.28		1.56		1.79		0.38	433

12.46	21.27	67,409	1.61		1.90		1.55		1.84		(1.35)	35

10.60	4.87	13,869	1.55		1.85		1.52		1.82		(1.01)	48

10.60	9.74	8,468	1.52		1.89		1.43		1.80		0.80	18

10.93	5.71	48,632	2.76		2.97		1.80		2.01		1.13	637

10.34	(4.68)	101,476	2.30		2.48		1.81		1.99		0.11	433

12.33	21.04	84,948	1.86		2.10		1.80		2.04		(1.56)	35

10.49	4.56	30,969	1.80		2.05		1.77		2.02		(1.15)	48

10.50	9.51	53,242	1.77		2.09		1.68		2.00		0.59	18

11.03	(0.90)	28	3.33	*(e)	3.54	*(e)	2.55	*(e)	2.76	*(e)	0.46 *	637

ANNUAL REPORT	MARCH 31, 2024	13

Consolidated Statement of Assets and Liabilities PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$1,843,666
Investments in Affiliates	899,464

Financial Derivative Instruments
Exchange-traded or centrally cleared	41,636
Over the counter	64,308
Cash	2,190
Deposits with counterparty	397,136
Foreign currency, at value	127,522
Receivable for investments sold	786
Receivable for TBA investments sold	307,524
Receivable for Fund shares sold	1,645
Interest and/or dividends receivable	5,423
Dividends receivable from Affiliates	3,418
Reimbursement receivable from PIMCO	617

Total Assets	3,695,335

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$155,165

Financial Derivative Instruments
Exchange-traded or centrally cleared	49,819
Over the counter	40,692
Payable for investments purchased	194,140
Payable for investments in Affiliates purchased	3,958
Payable for TBA investments purchased	330,321
Deposits from counterparty	34,297
Payable for Fund shares redeemed	6,285
Accrued investment advisory fees	3,235
Accrued supervisory and administrative fees	830
Accrued servicing fees	13

Total Liabilities	818,755

Commitments and Contingent Liabilities^

Net Assets	$2,876,580

Net Assets Consist of:

Paid in capital	$2,945,982
Distributable earnings (accumulated loss)	(69,402)

Net Assets	$2,876,580

Cost of investments in securities	$1,703,960
Cost of investments in Affiliates	$895,824
Cost of foreign currency held	$127,757
Proceeds received on short sales	$154,952
Cost or premiums of financial derivative instruments, net	$119,809

* Includes repurchase agreements of:	$489,625

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

14	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2024

Net Assets:

Institutional Class	$2,420,423
I-2	370,453
I-3	37,044
Class A	48,632
Class C	28

Shares Issued and Outstanding:

Institutional Class	217,335
I-2	33,443
I-3	3,338
Class A	4,451
Class C	3

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.14
I-2	11.08
I-3	11.10
Class A	10.93
Class C	11.03

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2024	15

Consolidated Statement of Operations PIMCO TRENDS Managed Futures Strategy Fund

Year Ended March 31, 2024
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$96,372
Dividends from Investments in Affiliates	35,063
Total Income	131,435

Expenses:

Investment advisory fees	43,862
Supervisory and administrative fees	11,279
Distribution and/or servicing fees - Class A	205
Trustee fees	25
Interest expense	32,457
Miscellaneous expense	105
Total Expenses	87,933
Waiver and/or Reimbursement by PIMCO	(7,184)
Net Expenses	80,749

Net Investment Income (Loss)	50,686

Net Realized Gain (Loss):

Investments in securities	(55,366)
Investments in Affiliates	(3,069)
Exchange-traded or centrally cleared financial derivative instruments	22,817
Over the counter financial derivative instruments	53,503
Foreign currency	(11,627)

Net Realized Gain (Loss)	6,258

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	73,715
Investments in Affiliates	20,035
Exchange-traded or centrally cleared financial derivative instruments	29,614
Over the counter financial derivative instruments	9,567
Foreign currency assets and liabilities	9,263

Net Change in Unrealized Appreciation (Depreciation)	142,194

Net Increase (Decrease) in Net Assets Resulting from Operations	$199,138

* Foreign tax withholdings - Interest	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$50,686	$24,647
Net realized gain (loss)	6,258	(176,083)
Net change in unrealized appreciation (depreciation)	142,194	(160,688)

Net Increase (Decrease) in Net Assets Resulting from Operations	199,138	(312,124)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	0	(414,349)
I-2	0	(101,114)
I-3	0	(13,159)
Class A	0	(17,263)
Class C	0 (b)	N/A

Total Distributions(a)	0	(545,885)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,307,451)	2,083,970

Total Increase (Decrease) in Net Assets	(1,108,313)	1,225,961

Net Assets:

Beginning of year	3,984,893	2,758,932
End of year	$2,876,580	$3,984,893

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b)	Inception date of Class C was May 26, 2023.

ANNUAL REPORT	MARCH 31, 2024	17

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 64.1%

CORPORATE BONDS & NOTES 6.5%

BANKING & FINANCE 5.3%

AerCap Ireland Capital DAC
2.450% due 10/29/2026	$200	$186

American Honda Finance Corp.
5.904% due 02/12/2025 •	6,000	6,011
6.057% (SOFRINDX + 0.700%) due 11/22/2024 ~	10,000	10,029

American Tower Corp.
1.450% due 09/15/2026	400	365

Athene Global Funding
0.914% due 08/19/2024	3,700	3,630
1.716% due 01/07/2025	3,000	2,909
2.500% due 01/14/2025	1,418	1,383

Bank of America Corp.
2.456% due 10/22/2025 •	12,000	11,786
3.093% due 10/01/2025 •	5,000	4,935
6.452% (SOFRRATE + 1.100%) due 04/25/2025 ~	500	500
6.695% (SOFRRATE + 1.330%) due 04/02/2026 ~	300	302

Bank of Montreal
6.073% (SOFRINDX + 0.710%) due 12/12/2024 ~	7,600	7,623

Danske Bank AS
0.976% due 09/10/2025 •	400	391

DBS Group Holdings Ltd.
5.971% (SOFRRATE + 0.610%) due 09/12/2025 ~	20,000	20,026

Deutsche Bank AG
3.961% due 11/26/2025 •	1,300	1,282

First Abu Dhabi Bank PJSC
6.491% (US0003M + 0.900%) due 07/08/2024 ~	300	301

General Motors Financial Co., Inc.
2.900% due 02/26/2025	5,000	4,879
4.350% due 04/09/2025	560	553

Goldman Sachs Group, Inc.
5.836% (SOFRRATE + 0.486%) due 10/21/2024 ~	2,000	2,001

HSBC Holdings PLC
2.999% due 03/10/2026 •	600	585

ING Groep NV
3.869% due 03/28/2026 •	700	688

Jackson National Life Global Funding
1.750% due 01/12/2025	1,000	970

JPMorgan Chase & Co.
2.301% due 10/15/2025 •	7,000	6,878
3.845% due 06/14/2025 •	5,000	4,978
5.546% due 12/15/2025 •	2,000	1,999
6.672% (SOFRRATE + 1.320%) due 04/26/2026 ~	1,500	1,514

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
3.511% due 03/18/2026 •	$300	$294

Mitsubishi UFJ Financial Group, Inc.
5.719% due 02/20/2026 •	5,000	5,005

Morgan Stanley
1.164% due 10/21/2025 •	2,600	2,532
3.620% due 04/17/2025 •	9,500	9,489
6.514% (SOFRRATE + 1.165%) due 04/17/2025 ~	10,000	10,006

Nomura Holdings, Inc.
2.648% due 01/16/2025	6,430	6,280

PNC Financial Services Group, Inc.
2.200% due 11/01/2024	6,000	5,881

UBS Group AG
6.373% due 07/15/2026 •	9,600	9,671

Wells Fargo & Co.
2.406% due 10/30/2025 •	5,000	4,905
6.671% (SOFRRATE + 1.320%) due 04/25/2026 ~	1,100	1,109

		151,876

INDUSTRIALS 1.1%

BAT Capital Corp.
3.222% due 08/15/2024	523	518

Baxter International, Inc.
5.797% (SOFRINDX + 0.440%) due 11/29/2024 ~	1,000	1,000

DAE Funding LLC
1.550% due 08/01/2024	200	197

Dell International LLC
4.000% due 07/15/2024	3,179	3,163

Energy Transfer LP
4.050% due 03/15/2025	2,000	1,971

Hasbro, Inc.
3.550% due 11/19/2026	200	191

HCA, Inc.
5.375% due 02/01/2025	16,000	15,957

Hyatt Hotels Corp.
1.800% due 10/01/2024	300	294

Hyundai Capital America
6.503% due 08/04/2025 •	6,800	6,839

Nissan Motor Co. Ltd.
3.522% due 09/17/2025	200	193

NPC Ukrenergo ^
6.875% due 11/09/2028	200	76

Quanta Services, Inc.
0.950% due 10/01/2024	300	293

Warnermedia Holdings, Inc.
3.638% due 03/15/2025	2,000	1,961

		32,653

18	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.1%

NextEra Energy Capital Holdings, Inc.
6.051% due 03/01/2025		$1,750	$1,757

Southern California Edison Co.
0.975% due 08/01/2024		100	98

			1,855

Total Corporate Bonds & Notes (Cost $185,966)			186,384

U.S. GOVERNMENT AGENCIES 8.0%

Fannie Mae
5.645% due 12/25/2050 •		1,855	1,860
5.784% due 09/25/2046 •		665	658
5.798% due 12/25/2044 •		738	734
5.885% due 07/25/2049 •		1,670	1,639
5.898% due 07/25/2046 •		1,207	1,196

Freddie Mac
5.375% due 04/24/2025		25,000	24,987
5.500% due 02/13/2026		15,000	14,992
5.767% due 08/15/2042 •		872	857
5.798% due 03/15/2037 - 08/15/2038 •		1,685	1,657
5.833% due 11/15/2043 •		562	555
5.923% due 08/15/2048 •		1,851	1,869
5.983% due 01/15/2042 •		160	158

Ginnie Mae
5.794% due 05/20/2059 •		25	25
6.074% due 03/20/2065 •		409	407
6.084% due 12/20/2068 •		793	783
6.194% due 02/20/2067 •		619	617
6.344% due 09/20/2069 •		1,053	1,048

Ginnie Mae, TBA
6.000% due 05/01/2054		176,100	177,522

Total U.S. Government Agencies (Cost $231,795)			231,564

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

OBX Trust
2.305% due 11/25/2061 ~		6,513	5,616

Residential Mortgage Securities PLC
6.473% due 06/20/2070 •	GBP	715	904

Trinity Square PLC
6.072% due 07/15/2059 •		7,581	9,574

Total Non-Agency Mortgage-Backed Securities (Cost $17,640)			16,094

ASSET-BACKED SECURITIES 3.8%

American Express Credit Account Master Trust
3.390% due 05/15/2027		$9,100	8,915

Anchorage Capital CLO Ltd.
6.626% due 07/15/2030 •		470	470

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apidos CLO
6.656% due 04/15/2031 •		$7,411	$7,413

Arbor Realty Commercial Real Estate Notes Ltd.
6.410% due 12/15/2035 •		405	404

Ares European CLO DAC
4.722% due 10/15/2031 •	EUR	226	242

BDS Ltd.
7.463% due 08/19/2038 •		$2,100	2,113

BlueMountain CLO Ltd.
6.759% due 10/22/2030 •		801	802

BMW Vehicle Lease Trust
5.720% due 07/27/2026 •		3,200	3,204

BSPRT Issuer Ltd.
6.540% due 03/15/2036 •		1,048	1,042

CarMax Auto Owner Trust
5.919% due 11/16/2026 •		2,895	2,899
6.219% due 12/15/2025 •		7,164	7,172

CBAM Ltd.
6.699% due 10/20/2029 •		636	637

DLLAA LLC
5.930% due 07/20/2026		1,481	1,484

Drive Auto Receivables Trust
0.870% due 10/15/2027		169	168

Exeter Automobile Receivables Trust
0.960% due 10/15/2026		599	589

Fifth Third Auto Trust
5.849% due 11/16/2026 •		3,971	3,974

Ford Credit Auto Lease Trust
5.909% due 02/15/2026 •		5,000	5,007

Ford Credit Auto Owner Trust
6.039% due 03/15/2026 •		2,204	2,206

GM Financial Automobile Leasing Trust
6.139% due 10/20/2025 •		745	746

GM Financial Consumer Automobile Receivables Trust
5.969% due 11/17/2025 •		3,546	3,548

GoldenTree Loan Management U.S. CLO Ltd.
6.489% due 11/20/2030 •		2,409	2,410

Griffith Park CLO DAC
4.653% due 11/21/2031 •	EUR	496	531

Harley Davidson Motorcycle Trust
5.849% due 06/15/2026 •		$292	292

HPEFS Equipment Trust
5.758% due 10/18/2024		225	225

Hyundai Auto Lease Securitization Trust
6.069% due 09/15/2025 •		871	872

Madison Park Funding Ltd.
0.000% due 07/29/2030 ~		671	671

Magnetite Ltd.
6.679% due 07/20/2031 •		9,790	9,792
6.680% due 10/18/2031 •		3,973	3,976

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	19

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Master Credit Card Trust
0.530% due 11/21/2025		$3,000	$2,979
6.169% due 01/21/2027 •		15,900	15,978

MBarc Credit Canada, Inc.
5.445% due 10/15/2025	CAD	1,667	1,231

MMAF Equipment Finance LLC
5.570% due 09/09/2025		$613	613

Mountain View CLO LLC
6.666% due 10/16/2029 •		83	83

Navient Student Loan Trust
6.420% due 12/15/2059 •		380	380

OAK Hill European Credit Partners DAC
4.710% due 10/20/2031 •	EUR	379	406

OZLM Ltd.
6.521% due 10/20/2031 •		$470	471

SFS Auto Receivables Securitization Trust
5.890% due 03/22/2027		720	721

SLM Private Credit Student Loan Trust
5.831% due 12/16/2041 •		335	330
5.881% due 06/15/2039 •		543	527
5.901% due 12/15/2038 •		360	354
5.921% due 06/15/2039 •		583	570

SLM Student Loan Trust
5.885% due 06/25/2043 •		480	473

SoFi Consumer Loan Program Trust
5.810% due 05/15/2031		692	692

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		194	183

Toyota Auto Receivables Owner Trust
6.015% due 01/15/2026 •		2,150	2,152

Voya CLO Ltd.
6.576% due 10/15/2030 •		493	494

World Omni Auto Receivables Trust
6.169% due 03/16/2026 •		7,635	7,641

World Omni Automobile Lease Securitization Trust
6.079% due 11/17/2025 •		751	752

Total Asset-Backed Securities (Cost $108,584)			108,834

		OUNCES
COMMODITIES 20.9%
Gold Warehouse Receipts		272,595	601,871

Total Commodities (Cost $454,294)			601,871

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 24.3%

COMMERCIAL PAPER 0.1%

AT&T, Inc.
5.520% due 04/18/2024		$2,500	2,493

REPURCHASE AGREEMENTS (c) 17.0%
			489,625

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.5%

Citizens Auto Receivables Trust
5.616% due 01/15/2025		$2,542	$2,543

Kubota Credit Owner Trust
5.531% due 02/18/2025		11,840	11,845

			14,388

JAPAN TREASURY BILLS 5.0%
(0.196)% due 04/08/2024 (a)(b)	JPY	21,700,000	143,348

U.S. TREASURY BILLS 1.7%
5.366% due 04/25/2024 - 06/20/2024 (a)(b)(e)(g)		$49,415	49,065

Total Short-Term Instruments (Cost $705,681)			698,919

Total Investments in Securities (Cost $1,703,960)			1,843,666

		SHARES
INVESTMENTS IN AFFILIATES 31.3%

SHORT-TERM INSTRUMENTS 31.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 31.3%

PIMCO Short Asset Portfolio		71,284,315	694,309

PIMCO Short-Term Floating NAV Portfolio III		21,091,282	205,155

Total Short-Term Instruments (Cost $895,824)			899,464

Total Investments in Affiliates (Cost $895,824)			899,464

Total Investments 95.4% (Cost $2,599,784)			$2,743,130

Financial Derivative Instruments (d)(f) 0.5% (Cost or Premiums, net $119,809)			15,433

Other Assets and Liabilities, net 4.1%			118,017

Net Assets 100.0%			$2,876,580

20	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2024

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.45%	04/01/2024	04/02/2024		$54,300	U.S. Treasury Bonds 3.125% 11/15/2041	$(55,455)	$54,300	$54,300
CEW	4.980	03/14/2024	04/02/2024	CAD	150,000	Province of Ontario 2.900% due 06/02/2049	(58,875)	110,738	111,010
						Province of Quebec 4.400% due 12/01/2055	(55,112)
DEU	5.260	03/28/2024	04/01/2024		$24,800	U.S. Treasury Bonds 2.000% due 11/15/2041	(25,426)	24,800	24,815
					11,100	U.S. Treasury Bonds 2.000% due 11/15/2041	(11,380)	11,100	11,106
	5.430	03/28/2024	04/01/2024		44,100	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(45,267)	44,100	44,127
FICC	2.600	03/28/2024	04/01/2024		964	U.S. Treasury Notes 5.000% due 09/30/2025	(983)	964	964
MEI	4.960	03/26/2024	04/01/2024	CAD	50,000	Canada Government Bond 4.000% due 03/01/2029	(37,745)	36,913	36,943
	4.960	03/28/2024	04/05/2024		110,000	Canada Government Bond 4.000% due 06/01/2032	(83,692)	81,208	81,252
	4.960	04/01/2024	04/08/2024		100,000	Canada Government Bond 4.000% due 03/01/2029	(75,491)	73,825	73,825
	4.970	03/20/2024	04/01/2024		70,000	Canada Housing Trust 4.250% due 03/15/2034	(53,138)	51,677	51,762

Total Repurchase Agreements							$(502,564)	$489,625	$490,104

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	21

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.4)%
Ginnie Mae, TBA	6.000%	04/01/2054	$112,700	$(113,598)	$(113,703)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2039	29,900	(29,748)	(29,859)
Uniform Mortgage-Backed Security, TBA	6.000	05/01/2054	11,500	(11,606)	(11,603)

Total Short Sales (5.4)%				$(154,952)	$(155,165)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$54,300	$0	$0	$54,300	$(55,455)	$(1,155)
CEW	111,010	0	0	111,010	(114,284)	(3,274)
DEU	80,048	0	0	80,048	(82,073)	(2,025)
FICC	964	0	0	964	(983)	(19)
MEI	243,782	0	0	243,782	(249,293)	(5,511)

Total Borrowings and Other Financing Transactions	$490,104	$0	$0

Cash of $775 has been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(814) at a weighted average interest rate of 5.365%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(d) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2025	586	$139,805	$(1,004)	$0	$(81)
Aluminum April Futures	04/2024	1,589	91,642	3,130	0	0
Aluminum June Futures	06/2024	496	28,950	626	0	(1,787)
Arabica Coffee July Futures	07/2024	684	48,235	206	0	(475)
Australia Government 10-Year Bond June Futures	06/2024	611	46,416	19	232	0

22	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2024

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Bitcoin April Futures	04/2024	76	$27,181	$2,570	$844	$0
Brent Crude July Futures	05/2024	240	20,676	915	346	0
CAC 40 Index April Futures	04/2024	260	23,067	391	48	0
Coal August Futures	08/2024	56	6,555	200	0	(35)
Coal July Futures	07/2024	56	6,532	177	0	(42)
Coal September Futures	09/2024	56	6,611	256	9	(28)
Cocoa July Futures	07/2024	134	12,470	4,425	0	(16)
Cocoa May Futures	05/2024	166	17,340	7,709	142	(6)
Copper July Futures	07/2024	240	24,234	(356)	45	0
Cotton No. 2 July Futures	07/2024	1,588	73,024	(1,829)	421	0
DAX Index June Futures	06/2024	84	42,539	1,804	227	0
E-mini NASDAQ 100 Index June Futures	06/2024	242	89,419	880	0	(139)
E-Mini Russell 2000 Index June Futures	06/2024	348	37,339	474	90	(23)
E-Mini S&P 500 Index June Futures	06/2024	99	26,277	492	1	0
Euro STOXX Bank June Futures	06/2024	7,405	54,085	5,149	799	0
Euro-BTP Italy Government Bond June Futures	06/2024	437	56,108	142	179	(217)
Euro-OAT France Government 10-Year Bond June Futures	06/2024	144	19,912	205	71	(23)
FTSE 100 Index June Futures	06/2024	728	73,397	2,188	308	(60)
FTSE Taiwan Index April Futures	04/2024	1,781	124,136	1,374	125	0
FTSE/MIB Index June Futures	06/2024	278	51,303	2,427	76	0
Gas Oil June Futures	06/2024	131	10,506	(106)	65	0
Hang Seng China Enterprises Index April Futures	04/2024	76	2,823	3	40	(59)
Hang Seng Index April Futures	04/2024	33	3,493	(7)	34	(59)
IBEX 35 Index April Futures	04/2024	587	70,086	4,212	745	0
IFSC Nifty 50 Index April Futures	04/2024	419	18,845	282	92	0
Lead April Futures	04/2024	2,679	136,088	(8,456)	0	0
Lead June Futures	06/2024	682	34,995	(1,899)	42	(284)
Lead May Futures	05/2024	120	6,137	(159)	0	0
Lean Hogs June Futures	06/2024	707	28,690	731	0	(42)
Live Cattle June Futures	06/2024	294	21,197	(221)	185	0
Mini MSCI SING ETS Index April Futures	04/2024	2,452	53,062	357	9	(527)
Natural Gas July Futures	06/2024	250	5,544	(125)	116	(68)
Nickel April Futures	04/2024	965	96,097	(5,125)	0	0
Nickel June Futures	06/2024	433	43,491	(4,714)	0	(296)
Nikkei 225 Index June Futures	06/2024	393	52,597	859	448	(344)
OMX Stockholm 30 Index April Futures	04/2024	4,243	100,070	2,082	0	(842)
RBOB Gasoline July Futures	06/2024	584	64,899	3,165	1,055	0
Robusta Coffee May Futures	05/2024	837	29,119	2,963	0	(670)
S&P 200 June Futures	06/2024	892	115,542	3,452	1,642	0
S&P/Toronto Stock Exchange 60 June Futures	06/2024	290	57,437	760	150	0
Silver May Futures	05/2024	269	33,512	103	221	0
Topix Index June Futures	06/2024	509	93,138	2,891	689	(504)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	376	43,093	364	6	0
UK Natural Gas May Futures	04/2024	180	4,793	(201)	53	(106)
WIG20 Index June Futures	06/2024	2,771	33,716	848	583	0
WTI Crude June Futures	05/2024	479	39,479	1,713	786	0
Zinc April Futures	04/2024	1,207	72,531	(4,060)	0	0
Zinc June Futures	06/2024	624	37,989	(1,810)	955	0

				$30,472	$11,879	$(6,733)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month EURIBOR June Futures	06/2025	1,211	$(318,146)	$5	$65	$(163)
3-Month SOFR Active Contract June Futures	09/2025	2,377	(570,094)	1,541	357	0
3-Month Sonia June Futures	09/2025	303	(91,841)	(80)	0	(19)
Aluminum April Futures	04/2024	1,589	(91,642)	(3,576)	0	0
Aluminum June Futures	06/2024	1,355	(79,086)	(2,695)	0	0
Corn July Futures	07/2024	5,281	(120,011)	(1,564)	0	(4,027)
European Climate Exchange December Futures	12/2024	223	(14,868)	(1,532)	152	(36)
FTSE China Index April Futures	04/2024	6,215	(75,344)	(56)	87	0
FTSE/JSE TOP 40 Index June Futures	06/2024	1,625	(59,137)	(1,702)	0	(904)
Gold 100 oz. April Futures	04/2024	1,397	(309,771)	(19,041)	0	(3,744)
Gold 100 oz. June Futures	06/2024	1,020	(228,317)	(3,494)	0	(2,621)
Hard Red Winter Wheat July Futures	07/2024	2,627	(76,150)	(360)	0	(755)
Iron Ore May Futures	05/2024	5,016	(50,682)	303	0	(296)
Lead April Futures	04/2024	2,679	(136,088)	1,770	0	0
Lead July Futures	07/2024	236	(12,173)	(114)	0	(114)
Lead June Futures	06/2024	1,561	(80,100)	600	0	0
Lead May Futures	05/2024	120	(6,137)	24	0	0
Mill Wheat May Futures	05/2024	4,091	(44,908)	2,387	55	(607)
Natural Gas June Futures	05/2024	2,338	(46,690)	3,182	0	(1,029)
Natural Gas June Futures	05/2024	220	(4,694)	(381)	67	(96)
New York Harbor July Futures	06/2024	13	(1,430)	(7)	0	(7)
Nickel April Futures	04/2024	965	(96,097)	(1,647)	0	0
Nickel July Futures	07/2024	176	(17,756)	(137)	0	(137)
Nickel June Futures	06/2024	406	(40,779)	3,607	0	0
Palladium June Futures	06/2024	273	(27,887)	(1,748)	0	(833)
Phelix De Base July Futures	06/2024	168	(26,653)	(54)	524	(280)
Platinum July Futures	07/2024	675	(31,087)	753	0	(385)
Red Wheat May Futures	05/2024	876	(28,251)	2,395	263	0
Short Italian Bond (BTP) June Futures	06/2024	1,907	(217,834)	(356)	206	(124)
Soybean July Futures	07/2024	1,021	(61,528)	(1,716)	64	0
Soybean Meal July Futures	07/2024	2,303	(78,532)	(1,102)	368	0
Soybean Oil July Futures	07/2024	1,608	(46,774)	(2,283)	0	(251)
Sugar No. 11 July Futures	06/2024	1,880	(46,639)	(2,356)	0	(590)
U.S. Treasury 5-Year Note June Futures	06/2024	704	(75,339)	(161)	82	0
Volatility S&P 500 Index April Futures	04/2024	2,505	(35,994)	3,074	0	(758)
VSTOXX April Futures	04/2024	3,320	(5,068)	373	0	(54)
Wheat July Futures	07/2024	1,870	(53,833)	(2,870)	0	(1,216)
White Sugar May Futures	04/2024	485	(15,823)	(1,236)	0	(167)
Zinc April Futures	04/2024	1,207	(72,531)	1,991	0	0
Zinc June Futures	06/2024	1,019	(62,036)	2,811	0	0

				$(25,452)	$2,290	$(19,213)

Total Futures Contracts				$5,020	$14,169	$(25,946)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.EM-39 5-Year Index	1.000%	Quarterly	06/20/2028	$	19,200	$(937)	$606	$(331)	$0	$(3)
CDX.EM-40 5-Year Index	1.000	Quarterly	12/20/2028		411,500	(16,989)	7,139	(9,850)	0	(25)
CDX.HY-41 5-Year Index	5.000	Quarterly	12/20/2028		126,225	5,540	3,963	9,503	41	0

24	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2024

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-42 5-Year Index	5.000%	Quarterly	06/20/2029		$33,100	$2,351	$90	$2,441	$6	$(3)
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		2,800	45	20	65	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028		304,400	4,153	2,897	7,050	25	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029		624,300	13,949	361	14,310	53	0
iTraxx Crossover 41 5-Year Index	5.000	Quarterly	06/20/2029	EUR	86,300	8,448	(83)	8,365	119	0
iTraxx Europe Main 40 5-Year Index	1.000	Quarterly	12/20/2028		226,100	2,470	2,893	5,363	172	0
iTraxx Europe Main 41 5-Year Index	1.000	Quarterly	06/20/2029		543,500	12,937	191	13,128	169	(29)

						$31,967	$18,077	$50,044	$585	$(60)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(4)	1-Day GBP-SONIO Compounded-OIS	4.250%	Annual	09/18/2026	GBP	654,000	$(555)	$(3,054)	$(3,609)	$0	$(422)
Pay(4)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2034		253,600	1,157	3,562	4,719	1,462	0
Receive(4)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2054		50,000	(62)	(1,274)	(1,336)	0	(575)
Receive(4)	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	09/18/2029	INR	6,133,300	116	27	143	0	(47)
Pay(4)	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	09/18/2034	JPY	53,620,000	2,719	508	3,227	733	0
Receive(4)	1-Day JPY-MUTKCALM Compounded-OIS	1.500	Annual	09/18/2054		19,220,000	616	(884)	(268)	0	(692)
Receive(4)	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	09/18/2029	SGD	92,800	598	33	631	25	0
Pay(4)	1-Day THB-THOR Compounded-OIS	2.250	Quarterly	09/18/2029	THB	9,345,900	488	151	639	152	0
Receive(4)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/18/2026		$1,526,600	12,886	(1,234)	11,652	1,807	0
Receive(4)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	09/18/2029		45,900	893	(257)	636	60	0
Pay(4)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/18/2034		74,900	(705)	684	(21)	0	(31)
Pay(4)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	09/18/2054		92,200	(2,654)	1,573	(1,081)	249	0
Receive	1-Year BRL-CDI	5.342	Maturity	01/02/2025	BRL	82,200	815	1,822	2,637	4	0
Receive	1-Year BRL-CDI	5.620	Maturity	01/02/2025		74,500	649	1,619	2,268	3	0
Pay	1-Year BRL-CDI	5.680	Maturity	01/02/2025		71,900	(471)	(1,504)	(1,975)	0	(3)
Pay	1-Year BRL-CDI	5.776	Maturity	01/02/2025		86,500	(814)	(1,901)	(2,715)	0	(4)
Pay	1-Year BRL-CDI	5.846	Maturity	01/02/2025		219,900	(1,950)	(4,787)	(6,737)	0	(9)
Receive	1-Year BRL-CDI	5.857	Maturity	01/02/2025		225,800	1,092	4,583	5,675	8	0
Pay	1-Year BRL-CDI	5.882	Maturity	01/02/2025		103,500	(575)	(2,127)	(2,702)	0	(4)
Pay	1-Year BRL-CDI	5.956	Maturity	01/02/2025		78,500	(533)	(1,648)	(2,181)	0	(3)
Pay	1-Year BRL-CDI	6.243	Maturity	01/02/2025		50,200	(96)	(963)	(1,059)	0	(2)
Receive	1-Year BRL-CDI	6.275	Maturity	01/02/2025		123,300	194	2,350	2,544	4	0
Receive	1-Year BRL-CDI	6.484	Maturity	01/02/2025		3,500	4	66	70	0	0
Receive	1-Year BRL-CDI	6.626	Maturity	01/02/2025		187,800	570	3,680	4,250	6	0
Receive	1-Year BRL-CDI	6.636	Maturity	01/02/2025		169,000	502	3,309	3,811	6	0
Receive	1-Year BRL-CDI	6.847	Maturity	01/02/2025		267,300	1,179	5,374	6,553	10	0
Pay	1-Year BRL-CDI	6.918	Maturity	01/02/2025		154,100	(1,919)	(500)	(2,419)	0	(4)
Receive	1-Year BRL-CDI	7.018	Maturity	01/02/2025		112,400	413	2,230	2,643	4	0
$Receive	1-Year BRL-CDI	7.336	Maturity	01/02/2025		349,600	(206)	7,718	7,512	12	0
Pay	1-Year BRL-CDI	7.724	Maturity	01/02/2025		176,500	0	(3,667)	(3,667)	0	(6)
Pay	1-Year BRL-CDI	8.084	Maturity	01/02/2025		15,000	35	(304)	(269)	0	0
Receive	1-Year BRL-CDI	8.190	Maturity	01/02/2025		200,300	0	3,659	3,659	6	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	8.557%	Maturity	01/02/2025	BRL	248,700	$3,084	$(3,440)	$(356)	$0	$(3)
Receive	1-Year BRL-CDI	8.741	Maturity	01/02/2025		223,700	0	3,436	3,436	6	0
Receive	1-Year BRL-CDI	8.996	Maturity	01/02/2025		168,600	0	2,344	2,344	4	0
Receive	1-Year BRL-CDI	9.642	Maturity	01/02/2025		460,500	147	4,502	4,649	10	0
Receive	1-Year BRL-CDI	10.206	Maturity	01/02/2025		137,600	(112)	1,174	1,062	3	0
Pay	1-Year BRL-CDI	10.827	Maturity	01/02/2025		256,200	0	(1,201)	(1,201)	0	(4)
Pay	1-Year BRL-CDI	11.920	Maturity	01/02/2025		1,308,500	0	2,175	2,175	0	(12)
Receive	1-Year BRL-CDI	10.321	Maturity	01/04/2027		217,800	1,455	(26)	1,429	3	0
Pay	1-Year BRL-CDI	10.471	Maturity	01/04/2027		451,800	0	(2,423)	(2,423)	0	(6)
Receive	1-Year BRL-CDI	11.071	Maturity	01/04/2027		313,800	0	398	398	6	0
Pay	1-Year BRL-CDI	11.099	Maturity	01/04/2027		194,900	0	(247)	(247)	0	(4)
Pay	1-Year BRL-CDI	11.210	Maturity	01/04/2027		416,200	0	(226)	(226)	0	(8)
Pay	1-Year BRL-CDI	11.272	Maturity	01/04/2027		742,000	(430)	889	459	0	(15)
Pay	1-Year BRL-CDI	11.383	Maturity	01/04/2027		1,797,400	(251)	2,574	2,323	0	(39)
Pay	1-Year BRL-CDI	11.459	Maturity	01/04/2027		219,400	0	375	375	0	(5)
Receive	1-Year BRL-CDI	11.485	Maturity	01/04/2027		414,500	0	(1,020)	(1,020)	10	0
Receive	1-Year BRL-CDI	11.540	Maturity	01/04/2027		391,000	0	(1,085)	(1,085)	9	0
Receive	1-Year BRL-CDI	11.604	Maturity	01/04/2027		118,800	0	(358)	(358)	3	0
Receive	1-Year BRL-CDI	11.630	Maturity	01/04/2027		442,500	0	(1,477)	(1,477)	11	0
Receive	1-Year BRL-CDI	11.660	Maturity	01/04/2027		723,500	0	(3,525)	(3,525)	19	0
Receive	1-Year BRL-CDI	11.696	Maturity	01/04/2027		364,000	0	(976)	(976)	9	0
Pay	1-Year BRL-CDI	11.952	Maturity	01/04/2027		929,200	0	4,322	4,322	0	(24)
Receive	1-Year BRL-CDI	11.976	Maturity	01/04/2027		643,300	(1,860)	(1,077)	(2,937)	17	0
Pay	1-Year BRL-CDI	12.078	Maturity	01/04/2027		204,700	0	1,296	1,296	0	(6)
Pay	1-Year BRL-CDI	12.115	Maturity	01/04/2027		404,600	0	2,270	2,270	0	(11)
Receive	1-Year BRL-CDI	12.173	Maturity	01/04/2027		249,500	0	(1,429)	(1,429)	7	0
Receive	1-Year BRL-CDI	12.228	Maturity	01/04/2027		610,100	0	(3,695)	(3,695)	17	0
Pay	1-Year BRL-CDI	12.299	Maturity	01/04/2027		663,300	0	4,962	4,962	0	(20)
Receive	1-Year BRL-CDI	12.490	Maturity	01/04/2027		273,100	0	(2,100)	(2,100)	8	0
Receive	1-Year BRL-CDI	12.731	Maturity	01/04/2027		202,000	0	(1,982)	(1,982)	7	0
Receive	1-Year BRL-CDI	12.754	Maturity	01/04/2027		1,184,200	0	(10,978)	(10,978)	38	0
Receive	1-Year BRL-CDI	12.779	Maturity	01/04/2027		477,300	0	(4,676)	(4,676)	15	0
Receive	1-Year BRL-CDI	13.073	Maturity	01/04/2027		292,000	0	(3,372)	(3,372)	10	0
Receive	1-Year BRL-CDI	13.120	Maturity	01/04/2027		452,800	0	(5,265)	(5,265)	16	0
Receive	1-Year BRL-CDI	13.231	Maturity	01/04/2027		411,200	0	(5,018)	(5,018)	15	0
Pay	1-Year BRL-CDI	13.318	Maturity	01/04/2027		458,200	0	5,751	5,751	0	(16)
Receive	1-Year BRL-CDI	9.870	Maturity	01/02/2029		282,700	485	687	1,172	13	0
Receive	1-Year BRL-CDI	9.955	Maturity	01/02/2029		234,700	0	847	847	11	0
Pay	1-Year BRL-CDI	10.038	Maturity	01/02/2029		331,900	55	(1,114)	(1,059)	0	(15)
Pay	1-Year BRL-CDI	10.075	Maturity	01/02/2029		112,100	0	(321)	(321)	0	(5)
Receive	1-Year BRL-CDI	10.095	Maturity	01/02/2029		461,900	0	1,196	1,196	22	0
Pay	1-Year BRL-CDI	10.205	Maturity	01/02/2029		220,800	0	(447)	(447)	0	(11)
Pay	1-Year BRL-CDI	10.210	Maturity	01/02/2029		154,531	0	(310)	(310)	0	(7)
Receive	1-Year BRL-CDI	10.234	Maturity	01/02/2029		592,700	0	1,092	1,092	29	0
Receive	1-Year BRL-CDI	10.276	Maturity	01/02/2029		301,300	79	832	911	14	0
Receive	1-Year BRL-CDI	10.317	Maturity	01/02/2029		212,200	353	171	524	10	0
Receive	1-Year BRL-CDI	10.333	Maturity	01/02/2029		154,000	0	179	179	8	0
Pay	1-Year BRL-CDI	10.386	Maturity	01/02/2029		167,000	(62)	(293)	(355)	0	(8)
Receive	1-Year BRL-CDI	10.512	Maturity	01/02/2029		309,700	0	521	521	15	0
Pay	1-Year BRL-CDI	10.567	Maturity	01/02/2029		144,500	0	(25)	(25)	0	(7)
Receive	1-Year BRL-CDI	10.583	Maturity	01/02/2029		361,000	0	259	259	18	0
Receive	1-Year BRL-CDI	10.804	Maturity	01/02/2029		361,500	0	(252)	(252)	19	0
Receive	1-Year BRL-CDI	10.829	Maturity	01/02/2029		178,500	0	(177)	(177)	9	0
Pay	1-Year BRL-CDI	10.933	Maturity	01/02/2029		652,800	0	1,285	1,285	0	(35)
Receive	1-Year BRL-CDI	11.060	Maturity	01/02/2029		216,200	0	(540)	(540)	12	0
Pay	1-Year BRL-CDI	11.113	Maturity	01/02/2029		100	0	0	0	0	0
Receive	1-Year BRL-CDI	11.131	Maturity	01/02/2029		181,000	0	(563)	(563)	10	0
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2029		381,700	0	802	802	0	(20)
Pay	1-Year BRL-CDI	11.344	Maturity	01/02/2029		292,600	0	974	974	0	(16)
Pay	1-Year BRL-CDI	11.394	Maturity	01/02/2029		374,800	0	1,359	1,359	0	(21)
Pay	1-Year BRL-CDI	11.542	Maturity	01/02/2029		177,900	0	959	959	0	(10)

26	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	11.695%	Maturity	01/02/2029	BRL	381,100	$0	$2,083	$2,083	$0	$(22)
Pay	1-Year BRL-CDI	11.872	Maturity	01/02/2029		724,000	0	4,686	4,686	0	(42)
Pay	1-Year BRL-CDI	11.975	Maturity	01/02/2029		179,700	0	1,277	1,277	0	(11)
Pay	1-Year BRL-CDI	12.094	Maturity	01/02/2029		825,100	0	6,448	6,448	0	(50)
Pay	1-Year BRL-CDI	12.226	Maturity	01/02/2029		154,100	0	1,329	1,329	0	(9)
Pay	1-Year BRL-CDI	12.492	Maturity	01/02/2029		165,500	0	1,692	1,692	0	(10)
Pay	1-Year BRL-CDI	12.597	Maturity	01/02/2029		331,500	0	3,595	3,595	0	(21)
Pay	1-Year BRL-CDI	12.677	Maturity	01/02/2029		232,000	0	2,622	2,622	0	(15)
Receive(4)	3-Month AUD-BBR-BBSW	3.750	Quarterly	09/18/2026	AUD	683,000	727	(794)	(67)	0	(263)
Pay(4)	3-Month CNY-CNREPOFIX	2.250	Quarterly	09/18/2029	CNY	2,749,100	2,145	(139)	2,006	0	(21)
Receive	3-Month COP-IBR Compounded-OIS	8.370	Quarterly	03/31/2027	COP	120,377,700	(332)	(124)	(456)	38	0
Receive	3-Month COP-IBR Compounded-OIS	8.540	Quarterly	04/29/2027		134,500,000	0	(509)	(509)	43	0
Receive	3-Month COP-IBR Compounded-OIS	9.090	Quarterly	05/13/2027		196,392,900	0	(1,639)	(1,639)	58	0
Receive	3-Month COP-IBR Compounded-OIS	9.160	Quarterly	05/20/2027		172,264,800	0	(1,567)	(1,567)	50	0
Receive	3-Month COP-IBR Compounded-OIS	8.494	Quarterly	05/27/2027		180,344,100	0	(801)	(801)	56	0
Receive	3-Month COP-IBR Compounded-OIS	9.140	Quarterly	06/24/2027		128,341,400	0	(1,297)	(1,297)	37	0
Receive	3-Month COP-IBR Compounded-OIS	9.210	Quarterly	06/24/2027		95,938,500	0	(1,018)	(1,018)	27	0
Pay	3-Month COP-IBR Compounded-OIS	8.970	Quarterly	08/05/2027		409,355,700	0	3,375	3,375	0	(123)
Receive	3-Month COP-IBR Compounded-OIS	10.200	Quarterly	09/26/2027		229,000,000	0	(4,460)	(4,460)	60	0
Receive	3-Month COP-IBR Compounded-OIS	10.478	Quarterly	09/29/2027		283,666,800	0	(6,151)	(6,151)	72	0
Receive	3-Month COP-IBR Compounded-OIS	10.390	Quarterly	09/30/2027		277,488,000	0	(5,832)	(5,832)	71	0
Receive	3-Month COP-IBR Compounded-OIS	10.810	Quarterly	10/14/2027		110,710,100	0	(2,650)	(2,650)	20	0
Receive	3-Month COP-IBR Compounded-OIS	10.920	Quarterly	10/18/2027		56,554,300	0	(1,413)	(1,413)	14	0
Receive	3-Month COP-IBR Compounded-OIS	10.940	Quarterly	10/18/2027		113,477,700	0	(2,854)	(2,854)	29	0
Pay	3-Month COP-IBR Compounded-OIS	11.424	Quarterly	10/21/2027		376,763,200	0	11,032	11,032	0	(90)
Pay	3-Month COP-IBR Compounded-OIS	11.450	Quarterly	10/21/2027		109,261,200	0	3,223	3,223	0	(26)
Pay	3-Month COP-IBR Compounded-OIS	11.800	Quarterly	10/24/2027		56,481,600	0	1,837	1,837	0	(13)
Pay	3-Month COP-IBR Compounded-OIS	11.850	Quarterly	10/24/2027		36,040,500	0	1,188	1,188	0	(8)
Pay	3-Month COP-IBR Compounded-OIS	10.210	Quarterly	11/18/2027		50,952,000	0	1,017	1,017	0	(11)
Pay	3-Month COP-IBR Compounded-OIS	10.275	Quarterly	11/18/2027		101,119,800	0	2,074	2,074	0	(21)
Pay	3-Month COP-IBR Compounded-OIS	10.420	Quarterly	11/21/2027		101,119,800	0	2,204	2,204	0	(28)
Pay	3-Month COP-IBR Compounded-OIS	10.430	Quarterly	11/21/2027		104,019,900	0	2,276	2,276	0	(29)
Pay	3-Month COP-IBR Compounded-OIS	10.443	Quarterly	11/21/2027		313,549,300	0	6,892	6,892	0	(88)
Receive	3-Month COP-IBR Compounded-OIS	10.195	Quarterly	12/15/2027		204,241,800	0	(4,205)	(4,205)	61	0
Receive	3-Month COP-IBR Compounded-OIS	10.260	Quarterly	12/16/2027		252,298,600	0	(5,344)	(5,344)	74	0
Pay	3-Month COP-IBR Compounded-OIS	9.140	Quarterly	02/07/2028		386,860,400	0	4,507	4,507	0	(142)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month COP-IBR Compounded-OIS	8.970%	Quarterly	02/08/2028	COP	86,586,300	$0	$882	$882	$0	$(32)
Pay	3-Month COP-IBR Compounded-OIS	8.990	Quarterly	02/08/2028		211,014,700	0	2,186	2,186	0	(78)
Pay	3-Month COP-IBR Compounded-OIS	8.992	Quarterly	02/08/2028		216,642,000	0	2,248	2,248	0	(80)
Pay	3-Month COP-IBR Compounded-OIS	9.040	Quarterly	02/08/2028		43,609,700	0	471	471	0	(16)
Receive	3-Month COP-IBR Compounded-OIS	10.240	Quarterly	02/24/2028		624,000,000	0	(13,639)	(13,639)	212	0
Receive	3-Month COP-IBR Compounded-OIS	9.980	Quarterly	03/13/2028		237,247,800	0	(4,759)	(4,759)	85	0
Pay	3-Month COP-IBR Compounded-OIS	9.220	Quarterly	03/23/2028		210,000,000	0	2,893	2,893	0	(82)
Pay	3-Month COP-IBR Compounded-OIS	8.985	Quarterly	03/24/2028		123,000,000	0	1,444	1,444	0	(49)
Pay	3-Month COP-IBR Compounded-OIS	9.020	Quarterly	03/24/2028		71,974,300	0	867	867	0	(28)
Pay	3-Month COP-IBR Compounded-OIS	9.050	Quarterly	03/24/2028		105,785,000	0	1,302	1,302	0	(42)
Pay	3-Month COP-IBR Compounded-OIS	8.750	Quarterly	03/27/2028		79,094,500	0	770	770	0	(32)
Pay	3-Month COP-IBR Compounded-OIS	8.880	Quarterly	03/27/2028		121,000,000	0	1,315	1,315	0	(49)
Pay	3-Month COP-IBR Compounded-OIS	8.700	Quarterly	04/10/2028		49,330,700	0	372	372	0	(21)
Pay	3-Month COP-IBR Compounded-OIS	8.588	Quarterly	04/11/2028		257,194,300	0	1,679	1,679	0	(111)
Pay	3-Month COP-IBR Compounded-OIS	8.106	Quarterly	06/15/2028		170,162,100	0	703	703	0	(84)
Pay	3-Month COP-IBR Compounded-OIS	7.730	Quarterly	06/28/2028		191,853,600	120	84	204	0	(98)
Receive	3-Month COP-IBR Compounded-OIS	8.040	Quarterly	08/09/2028		233,800,000	0	(637)	(637)	127	0
Receive	3-Month COP-IBR Compounded-OIS	8.130	Quarterly	08/22/2028		130,625,500	(432)	(92)	(524)	71	0
Receive	3-Month COP-IBR Compounded-OIS	7.960	Quarterly	09/01/2028		174,157,200	0	(457)	(457)	98	0
Receive	3-Month COP-IBR Compounded-OIS	8.943	Quarterly	09/27/2028		190,441,000	0	(2,456)	(2,456)	103	0
Receive	3-Month COP-IBR Compounded-OIS	9.220	Quarterly	10/02/2028		110,060,000	0	(1,525)	(1,525)	60	0
Receive	3-Month COP-IBR Compounded-OIS	9.370	Quarterly	10/02/2028		427,600,000	0	(6,582)	(6,582)	232	0
Receive	3-Month COP-IBR Compounded-OIS	9.260	Quarterly	10/10/2028		67,180,000	0	(975)	(975)	37	0
Receive	3-Month COP-IBR Compounded-OIS	9.650	Quarterly	10/11/2028		156,650,000	0	(2,903)	(2,903)	84	0
Receive	3-Month COP-IBR Compounded-OIS	9.700	Quarterly	10/11/2028		115,000,000	0	(2,190)	(2,190)	62	0
Receive	3-Month COP-IBR Compounded-OIS	9.374	Quarterly	10/12/2028		178,710,200	0	(2,813)	(2,813)	98	0
Pay	3-Month COP-IBR Compounded-OIS	8.338	Quarterly	11/09/2028		201,055,200	0	1,215	1,215	0	(120)
Pay	3-Month COP-IBR Compounded-OIS	8.128	Quarterly	11/10/2028		136,336,200	0	544	544	0	(83)
Pay	3-Month COP-IBR Compounded-OIS	8.070	Quarterly	11/14/2028		361,980,500	0	1,258	1,258	0	(221)
Pay	3-Month COP-IBR Compounded-OIS	8.188	Quarterly	11/15/2028		148,316,500	0	697	697	0	(90)
Pay	3-Month COP-IBR Compounded-OIS	8.260	Quarterly	11/15/2028		155,600,000	0	846	846	0	(94)

28	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month COP-IBR Compounded-OIS	7.830%	Quarterly	12/13/2028	COP	188,131,100	$0	$363	$363	$0	$(119)
Pay	3-Month COP-IBR Compounded-OIS	7.325	Quarterly	01/23/2029		144,517,700	0	(706)	(706)	0	(97)
Pay	3-Month COP-IBR Compounded-OIS	7.415	Quarterly	02/16/2029		134,215,900	0	(420)	(420)	0	(91)
Receive	3-Month COP-IBR Compounded-OIS	7.450	Quarterly	02/26/2029		172,200,000	0	420	420	117	0
Pay	3-Month COP-IBR Compounded-OIS	7.520	Quarterly	03/01/2029		95,467,700	(55)	(95)	(150)	0	(162)
Receive	3-Month COP-IBR Compounded-OIS	7.440	Quarterly	03/14/2029		124,000,000	0	247	247	84	0
Receive(4)	3-Month HKD-HIBOR	3.500	Quarterly	09/18/2029	HKD	764,900	1,479	(269)	1,210	0	(53)
Receive	3-Month ILS-TELBOR	0.692	Annual	09/13/2026	ILS	690,300	1,766	11,581	13,347	0	(55)
Pay	3-Month ILS-TELBOR	0.900	Annual	10/07/2026		85,500	(2,181)	428	(1,753)	7	0
Pay	3-Month ILS-TELBOR	0.905	Annual	11/25/2026		149,100	(3,919)	927	(2,992)	12	0
Pay	3-Month ILS-TELBOR	0.750	Annual	12/10/2026		449,700	(12,380)	2,841	(9,539)	37	0
Pay	3-Month ILS-TELBOR	0.760	Annual	12/10/2026		160,000	(4,390)	1,008	(3,382)	13	0
Receive	3-Month ILS-TELBOR	0.965	Annual	01/14/2027		197,000	5,224	(830)	4,394	0	(18)
Receive	3-Month ILS-TELBOR	1.105	Annual	01/21/2027		360,600	9,128	(1,488)	7,640	0	(34)
Receive	3-Month ILS-TELBOR	1.178	Annual	02/04/2027		297,900	7,390	(1,282)	6,108	0	(29)
Receive	3-Month ILS-TELBOR	1.398	Annual	03/04/2027		120,000	2,765	(529)	2,236	0	(14)
Pay	3-Month ILS-TELBOR	1.885	Annual	04/01/2027		149,500	(2,775)	882	(1,893)	24	0
Receive	3-Month ILS-TELBOR	2.025	Annual	04/11/2027		165,700	2,832	(991)	1,841	0	(26)
Receive	3-Month ILS-TELBOR	2.450	Annual	05/20/2027		352,700	4,674	(2,391)	2,283	0	(66)
Receive	3-Month ILS-TELBOR	2.390	Annual	05/27/2027		232,900	3,237	(1,611)	1,626	0	(45)
Pay	3-Month ILS-TELBOR	2.825	Annual	06/10/2027		240,800	(2,198)	1,574	(624)	54	0
Pay	3-Month ILS-TELBOR	2.840	Annual	06/10/2027		101,000	(906)	660	(246)	23	0
Receive	3-Month ILS-TELBOR	2.670	Annual	07/15/2027		145,600	1,647	(633)	1,014	0	(35)
Receive	3-Month ILS-TELBOR	2.666	Annual	07/18/2027		307,600	3,478	(1,334)	2,144	0	(74)
Pay	3-Month ILS-TELBOR	3.290	Annual	11/16/2027		342,738	0	(1,056)	(1,056)	124	0
Pay	3-Month ILS-TELBOR	3.260	Annual	11/18/2027		557,400	268	(2,158)	(1,890)	203	0
Receive	3-Month ILS-TELBOR	3.670	Annual	12/30/2027		151,900	0	321	321	0	(66)
Receive	3-Month ILS-TELBOR	3.650	Annual	01/02/2028		150,800	0	348	348	0	(66)
Receive	3-Month ILS-TELBOR	3.570	Annual	01/05/2028		257,800	422	368	790	0	(112)
Receive	3-Month ILS-TELBOR	3.475	Annual	01/06/2028		64,300	176	81	257	0	(27)
Receive	3-Month ILS-TELBOR	3.980	Annual	02/23/2028		68,400	(228)	141	(87)	0	(33)
Receive	3-Month ILS-TELBOR	4.030	Annual	02/24/2028		375,300	(1,472)	797	(675)	0	(180)
Receive	3-Month ILS-TELBOR	4.039	Annual	02/24/2028		83,200	(335)	178	(157)	0	(40)
Pay	3-Month ILS-TELBOR	3.870	Annual	03/16/2028		255,500	790	(725)	65	128	0
Pay	3-Month ILS-TELBOR	3.590	Annual	03/31/2028		193,000	0	824	824	97	0
Pay	3-Month ILS-TELBOR	3.530	Annual	04/03/2028		276,800	(143)	1,059	916	138	0
Receive	3-Month ILS-TELBOR	3.590	Annual	05/18/2028		234,400	(143)	(908)	(1,051)	0	(120)
Receive	3-Month ILS-TELBOR	3.525	Annual	06/20/2028		35,300	176	(306)	(130)	0	(19)
Receive	3-Month ILS-TELBOR	3.800	Annual	08/18/2028		247,300	1,028	(2,107)	(1,079)	0	(139)
Receive	3-Month ILS-TELBOR	4.460	Annual	10/02/2028		422,000	0	(4,063)	(4,063)	0	(263)
Pay	3-Month ILS-TELBOR	3.770	Annual	10/18/2028		160,500	0	184	184	94	0
Pay	3-Month ILS-TELBOR	3.915	Annual	10/19/2028		283,700	0	835	835	167	0
Pay	3-Month ILS-TELBOR	3.980	Annual	10/19/2028		118,900	0	446	446	71	0
Pay	3-Month ILS-TELBOR	3.515	Annual	11/22/2028		300,000	0	(562)	(562)	174	0
Pay	3-Month ILS-TELBOR	3.460	Annual	11/23/2028		322,900	0	(824)	(824)	187	0
Pay	3-Month ILS-TELBOR	3.440	Annual	11/24/2028		244,600	537	(1,209)	(672)	142	0
Pay	3-Month ILS-TELBOR	3.460	Annual	11/24/2028		456,600	0	(1,142)	(1,142)	265	0
Receive	3-Month ILS-TELBOR	3.680	Annual	01/24/2029		298,500	0	806	806	0	(181)
Receive	3-Month ILS-TELBOR	3.740	Annual	01/25/2029		176,300	0	346	346	0	(107)
Receive	3-Month ILS-TELBOR	3.700	Annual	01/29/2029		340,300	0	830	830	0	(207)
Receive	3-Month ILS-TELBOR	3.704	Annual	01/29/2029		96,700	0	231	231	0	(59)
Receive	3-Month ILS-TELBOR	3.825	Annual	03/18/2029		235,200	0	176	176	0	(151)
Receive	3-Month ILS-TELBOR	3.855	Annual	03/19/2029		233,000	0	89	89	0	(151)
Receive	3-Month ILS-TELBOR	3.920	Annual	03/20/2029		214,100	0	(84)	(84)	0	(139)
Receive	3-Month ILS-TELBOR	3.930	Annual	03/21/2029		106,900	0	(55)	(55)	0	(70)
Pay(4)	3-Month KRW-KORIBOR	3.250	Quarterly	09/18/2029	KRW	149,685,100	135	141	276	0	(35)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month PLN-WIBOR	4.255%	Annual	12/27/2028	PLN	203,100	$1,497	$126	$1,623	$0	$(52)
Receive	3-Month PLN-WIBOR	4.440	Annual	01/09/2029		212,800	446	798	1,244	0	(58)
Receive	3-Month PLN-WIBOR	4.850	Annual	02/15/2029		309,600	0	341	341	0	(91)
Receive	3-Month PLN-WIBOR	4.865	Annual	02/16/2029		309,600	0	288	288	0	(91)
Receive	3-Month PLN-WIBOR	4.890	Annual	02/16/2029		218,100	0	143	143	0	(65)
Receive	3-Month PLN-WIBOR	4.825	Annual	03/13/2029		588,400	0	683	683	0	(172)
Receive	3-Month PLN-WIBOR	4.899	Annual	03/19/2029		562,900	404	(229)	175	0	(168)
Receive	3-Month PLN-WIBOR	4.975	Annual	03/29/2029		329,900	0	(198)	(198)	0	(102)
Receive(4)	3-Month TWD-TAIBOR	1.500	Quarterly	09/18/2029	TWD	6,114,100	1,214	1,090	2,304	0	(84)
Receive	3-Month ZAR-JIBAR	4.938	Quarterly	09/18/2025	ZAR	285,200	480	213	693	6	0
Receive	3-Month ZAR-JIBAR	5.780	Quarterly	03/03/2026		570,300	43	1,276	1,319	9	0
Receive	3-Month ZAR-JIBAR	5.950	Quarterly	03/17/2026		19,900	(9)	51	42	0	0
Pay	3-Month ZAR-JIBAR	5.680	Quarterly	06/08/2026		649,650	115	(1,856)	(1,741)	0	(12)
Pay	3-Month ZAR-JIBAR	5.601	Quarterly	06/09/2026		488,550	9	(1,360)	(1,351)	0	(9)
Receive	3-Month ZAR-JIBAR	5.860	Quarterly	06/23/2026		1,192,700	0	2,949	2,949	22	0
Receive	3-Month ZAR-JIBAR	6.023	Quarterly	07/01/2026		240,100	36	587	623	4	0
Pay	3-Month ZAR-JIBAR	5.739	Quarterly	07/28/2026		1,002,200	(14)	(2,909)	(2,923)	0	(22)
Receive	3-Month ZAR-JIBAR	5.980	Quarterly	09/22/2026		562,900	0	1,459	1,459	13	0
Receive	3-Month ZAR-JIBAR	6.231	Quarterly	09/29/2026		1,131,400	269	2,642	2,911	25	0
Pay	3-Month ZAR-JIBAR	6.855	Quarterly	11/03/2026		544,160	0	(941)	(941)	0	(12)
Pay	3-Month ZAR-JIBAR	6.690	Quarterly	11/04/2026		12,500	14	(38)	(24)	0	0
Pay	3-Month ZAR-JIBAR	6.300	Quarterly	12/23/2026		123,200	0	(300)	(300)	0	(4)
Pay	3-Month ZAR-JIBAR	6.308	Quarterly	12/23/2026		365,000	0	(884)	(884)	0	(11)
Pay	3-Month ZAR-JIBAR	6.310	Quarterly	12/23/2026		72,000	0	(174)	(174)	0	(2)
Pay	3-Month ZAR-JIBAR	6.400	Quarterly	12/30/2026		613,500	0	(1,571)	(1,571)	0	(18)
Pay	3-Month ZAR-JIBAR	6.540	Quarterly	01/04/2027		680,200	(34)	(1,571)	(1,605)	0	(19)
Receive	3-Month ZAR-JIBAR	6.670	Quarterly	01/12/2027		1,443,300	26	3,108	3,134	41	0
Pay	3-Month ZAR-JIBAR	6.540	Quarterly	02/23/2027		1,384,400	0	(3,236)	(3,236)	0	(45)
Receive	3-Month ZAR-JIBAR	7.049	Quarterly	03/09/2027		1,641,900	265	2,383	2,648	48	0
Receive	3-Month ZAR-JIBAR	7.489	Quarterly	05/18/2027		1,431,400	0	1,586	1,586	40	0
Receive	3-Month ZAR-JIBAR	8.064	Quarterly	07/27/2027		1,810,900	0	548	548	40	0
Pay	3-Month ZAR-JIBAR	7.980	Quarterly	08/03/2027		860,500	0	(376)	(376)	0	(19)
Receive	3-Month ZAR-JIBAR	7.740	Quarterly	08/17/2027		2,516,600	4,821	(2,734)	2,087	58	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	10/17/2027		2,539,600	(5)	957	952	0	(37)
Pay	3-Month ZAR-JIBAR	8.055	Quarterly	11/14/2027		790,100	0	(319)	(319)	0	(12)
Pay	3-Month ZAR-JIBAR	7.900	Quarterly	01/06/2028		1,432,000	0	(1,084)	(1,084)	0	(16)
Pay	3-Month ZAR-JIBAR	7.730	Quarterly	01/09/2028		1,432,000	0	(1,534)	(1,534)	0	(18)
Pay	3-Month ZAR-JIBAR	7.705	Quarterly	01/10/2028		4,619,000	242	(5,399)	(5,157)	0	(61)
Receive	3-Month ZAR-JIBAR	8.205	Quarterly	02/17/2028		2,237,700	0	515	515	19	0
Receive	3-Month ZAR-JIBAR	8.375	Quarterly	02/23/2028		1,400,000	0	(100)	(100)	10	0
Receive	3-Month ZAR-JIBAR	8.395	Quarterly	02/23/2028		1,110,000	0	(119)	(119)	7	0
Pay	3-Month ZAR-JIBAR	8.430	Quarterly	02/23/2028		742,000	924	(797)	127	0	(5)
Receive	3-Month ZAR-JIBAR	8.465	Quarterly	02/23/2028		1,542,600	0	(361)	(361)	10	0
Receive	3-Month ZAR-JIBAR	8.120	Quarterly	03/13/2028		891,100	642	(285)	357	5	0
Receive	3-Month ZAR-JIBAR	8.510	Quarterly	04/25/2028		744,800	0	(200)	(200)	3	0
Receive	3-Month ZAR-JIBAR	8.560	Quarterly	04/25/2028		2,084,600	0	(760)	(760)	7	0
Receive	3-Month ZAR-JIBAR	8.950	Quarterly	05/11/2028		1,009,500	665	(1,766)	(1,101)	1	0
Receive	3-Month ZAR-JIBAR	9.350	Quarterly	05/18/2028		805,900	(494)	(989)	(1,483)	0	(1)
Pay	3-Month ZAR-JIBAR	9.185	Quarterly	06/12/2028		2,192,400	2,151	1,129	3,280	6	0
Pay	3-Month ZAR-JIBAR	8.411	Quarterly	07/19/2028		2,018,200	(22)	(3)	(25)	0	(8)
Pay	3-Month ZAR-JIBAR	8.370	Quarterly	07/20/2028		2,488,800	(70)	(167)	(237)	0	(10)
Pay	3-Month ZAR-JIBAR	8.291	Quarterly	07/27/2028		561,000	0	(147)	(147)	0	(3)
Pay	3-Month ZAR-JIBAR	8.305	Quarterly	07/27/2028		990,000	0	(232)	(232)	0	(5)
Pay	3-Month ZAR-JIBAR	8.310	Quarterly	07/27/2028		561,000	0	(126)	(126)	0	(3)
Pay	3-Month ZAR-JIBAR	8.330	Quarterly	07/27/2028		633,600	0	(117)	(117)	0	(3)
Receive	3-Month ZAR-JIBAR	8.700	Quarterly	08/22/2028		1,371,700	0	(713)	(713)	5	0
Receive	3-Month ZAR-JIBAR	8.550	Quarterly	08/23/2028		1,631,100	0	(360)	(360)	7	0
Receive	3-Month ZAR-JIBAR	8.625	Quarterly	08/23/2028		1,254,700	0	(464)	(464)	5	0
Pay	3-Month ZAR-JIBAR	8.220	Quarterly	08/30/2028		1,336,800	0	(592)	(592)	0	(9)
Pay	3-Month ZAR-JIBAR	8.205	Quarterly	08/31/2028		120,100	0	(57)	(57)	0	(1)
Receive	3-Month ZAR-JIBAR	8.220	Quarterly	08/31/2028		2,590,400	3,334	(2,185)	1,149	18	0
Pay	3-Month ZAR-JIBAR	8.225	Quarterly	08/31/2028		1,033,600	0	(448)	(448)	0	(7)

30	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month ZAR-JIBAR	9.090%	Quarterly	09/28/2028	ZAR	2,950,100	$22	$(3,679)	$(3,657)	$0	$(1)
Pay	3-Month ZAR-JIBAR	8.355	Quarterly	11/03/2028		2,116,900	(125)	(443)	(568)	0	(19)
Pay	3-Month ZAR-JIBAR	8.360	Quarterly	11/06/2028		1,355,200	0	(358)	(358)	0	(13)
Pay	3-Month ZAR-JIBAR	8.352	Quarterly	11/09/2028		3,142,900	825	(1,722)	(897)	0	(31)
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	11/22/2028		2,095,500	370	(1,454)	(1,084)	0	(23)
Receive	3-Month ZAR-JIBAR	8.130	Quarterly	01/25/2029		3,412,500	385	2,669	3,054	56	0
Pay(4)	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/18/2034	AUD	140,300	1,385	858	2,243	575	0
Receive	6-Month CLP-CHILIBOR	6.760	Semi-Annual	04/18/2027	CLP	33,032,800	0	(1,342)	(1,342)	38	0
Receive	6-Month CLP-CHILIBOR	6.885	Semi-Annual	05/13/2027		47,835,800	0	(2,291)	(2,291)	52	0
Pay	6-Month CLP-CHILIBOR	6.207	Semi-Annual	05/31/2027		53,363,100	0	1,446	1,446	0	(63)
Receive	6-Month CLP-CHILIBOR	7.161	Semi-Annual	06/17/2027		84,399,400	0	(5,170)	(5,170)	87	0
Receive	6-Month CLP-CHILIBOR	7.174	Semi-Annual	06/17/2027		50,663,400	0	(3,125)	(3,125)	52	0
Receive	6-Month CLP-CHILIBOR	7.480	Semi-Annual	09/23/2027		39,184,900	0	(3,080)	(3,080)	38	0
Receive	6-Month CLP-CHILIBOR	7.700	Semi-Annual	09/26/2027		19,765,100	0	(1,701)	(1,701)	19	0
Pay	6-Month CLP-CHILIBOR	6.936	Semi-Annual	10/18/2027		44,035,100	0	2,433	2,433	0	(52)
Pay	6-Month CLP-CHILIBOR	6.804	Semi-Annual	10/19/2027		40,372,000	0	2,034	2,034	0	(48)
Pay	6-Month CLP-CHILIBOR	5.261	Semi-Annual	11/17/2027		60,180,600	0	(274)	(274)	0	(77)
Pay	6-Month CLP-CHILIBOR	5.280	Semi-Annual	11/17/2027		61,454,300	0	(236)	(236)	0	(79)
Pay	6-Month CLP-CHILIBOR	5.300	Semi-Annual	11/17/2027		14,988,800	0	(50)	(50)	0	(20)
Pay	6-Month CLP-CHILIBOR	5.358	Semi-Annual	11/18/2027		38,109,400	0	(21)	(21)	0	(48)
Pay	6-Month CLP-CHILIBOR	5.420	Semi-Annual	11/18/2027		114,815,100	0	207	207	0	(144)
Pay	6-Month CLP-CHILIBOR	5.530	Semi-Annual	11/18/2027		38,371,600	0	229	229	0	(48)
Receive	6-Month CLP-CHILIBOR	5.684	Semi-Annual	12/14/2027		37,581,200	0	(540)	(540)	47	0
Receive	6-Month CLP-CHILIBOR	5.730	Semi-Annual	12/15/2027		17,345,100	0	(281)	(281)	22	0
Receive	6-Month CLP-CHILIBOR	5.650	Semi-Annual	02/03/2028		59,157,200	0	(1,070)	(1,070)	71	0
Receive	6-Month CLP-CHILIBOR	6.000	Semi-Annual	02/16/2028		45,622,900	0	(1,454)	(1,454)	54	0
Receive	6-Month CLP-CHILIBOR	6.370	Semi-Annual	03/03/2028		35,480,300	0	(1,657)	(1,657)	40	0
Receive	6-Month CLP-CHILIBOR	6.380	Semi-Annual	03/03/2028		37,609,100	0	(1,771)	(1,771)	42	0
Receive	6-Month CLP-CHILIBOR	6.490	Semi-Annual	03/06/2028		76,219,100	0	(3,910)	(3,910)	87	0
Receive	6-Month CLP-CHILIBOR	6.320	Semi-Annual	03/07/2028		36,032,800	0	(1,623)	(1,623)	42	0
Receive	6-Month CLP-CHILIBOR	6.385	Semi-Annual	03/07/2028		22,932,900	0	(1,088)	(1,088)	26	0
Pay	6-Month CLP-CHILIBOR	5.458	Semi-Annual	03/20/2028		65,873,400	0	906	906	0	(82)
Pay	6-Month CLP-CHILIBOR	5.293	Semi-Annual	03/21/2028		39,594,200	0	304	304	0	(50)
Pay	6-Month CLP-CHILIBOR	5.300	Semi-Annual	03/22/2028		51,030,900	0	401	401	0	(64)
Pay	6-Month CLP-CHILIBOR	5.830	Semi-Annual	04/25/2028		14,103,200	112	134	246	0	(19)
Receive	6-Month CLP-CHILIBOR	5.798	Semi-Annual	05/31/2028		74,694,800	0	(1,537)	(1,537)	97	0
Receive	6-Month CLP-CHILIBOR	5.650	Semi-Annual	06/01/2028		37,896,200	0	(544)	(544)	49	0
Receive	6-Month CLP-CHILIBOR	5.699	Semi-Annual	06/01/2028		63,930,000	0	(1,048)	(1,048)	82	0
Pay	6-Month CLP-CHILIBOR	5.290	Semi-Annual	06/13/2028		22,913,200	0	14	14	0	(32)
Pay	6-Month CLP-CHILIBOR	5.230	Semi-Annual	06/14/2028		23,240,900	0	(41)	(41)	0	(32)
Pay	6-Month CLP-CHILIBOR	5.237	Semi-Annual	06/14/2028		31,615,500	0	(47)	(47)	0	(43)
Pay	6-Month CLP-CHILIBOR	5.158	Semi-Annual	06/15/2028		106,782,500	0	(480)	(480)	0	(143)
Pay	6-Month CLP-CHILIBOR	5.133	Semi-Annual	06/23/2028		42,954,000	0	(192)	(192)	0	(56)
Pay	6-Month CLP-CHILIBOR	5.160	Semi-Annual	07/13/2028		42,308,500	0	(55)	(55)	0	(54)
Pay	6-Month CLP-CHILIBOR	5.310	Semi-Annual	08/07/2028		40,390,400	0	275	275	0	(53)
Receive	6-Month CLP-CHILIBOR	5.455	Semi-Annual	08/16/2028		90,919,100	(24)	(1,195)	(1,219)	120	0
Receive	6-Month CLP-CHILIBOR	5.540	Semi-Annual	08/17/2028		62,110,300	0	(1,068)	(1,068)	80	0
Receive	6-Month CLP-CHILIBOR	5.550	Semi-Annual	08/17/2028		62,110,300	0	(1,093)	(1,093)	80	0
Receive	6-Month CLP-CHILIBOR	5.490	Semi-Annual	08/18/2028		35,696,400	0	(540)	(540)	46	0
Receive	6-Month CLP-CHILIBOR	5.590	Semi-Annual	08/21/2028		71,214,300	0	(1,376)	(1,376)	94	0
Receive	6-Month CLP-CHILIBOR	5.530	Semi-Annual	08/22/2028		36,186,400	0	(611)	(611)	48	0
Receive	6-Month CLP-CHILIBOR	5.631	Semi-Annual	08/23/2028		85,645,900	0	(1,813)	(1,813)	112	0
Pay	6-Month CLP-CHILIBOR	5.655	Semi-Annual	11/08/2028		43,000,000	0	636	636	0	(59)
Pay	6-Month CLP-CHILIBOR	5.475	Semi-Annual	11/13/2028		58,866,200	0	414	414	0	(82)
Pay	6-Month CLP-CHILIBOR	5.540	Semi-Annual	11/14/2028		24,248,300	40	201	241	0	(35)
Pay	6-Month CLP-CHILIBOR	4.945	Semi-Annual	12/06/2028		41,321,800	0	(607)	(607)	0	(59)
Pay	6-Month CLP-CHILIBOR	4.886	Semi-Annual	12/11/2028		58,952,800	0	(993)	(993)	0	(84)
Pay	6-Month CLP-CHILIBOR	4.899	Semi-Annual	12/11/2028		28,746,500	0	(472)	(472)	0	(43)
Pay	6-Month CLP-CHILIBOR	5.009	Semi-Annual	12/12/2028		90,439,600	0	(999)	(999)	0	(129)
Pay	6-Month CLP-CHILIBOR	4.649	Semi-Annual	12/20/2028		56,499,300	25	(1,529)	(1,504)	0	(81)
Pay	6-Month CLP-CHILIBOR	4.517	Semi-Annual	02/01/2029		38,802,000	0	(1,108)	(1,108)	0	(55)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	31

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month CLP-CHILIBOR	4.439%	Semi-Annual	02/02/2029	CLP	66,291,000	$0	$(2,124)	$(2,124)	$0	$(94)
Pay	6-Month CLP-CHILIBOR	4.398	Semi-Annual	02/06/2029		52,148,000	0	(1,754)	(1,754)	0	(75)
Receive	6-Month CLP-CHILIBOR	4.815	Semi-Annual	02/15/2029		67,641,700	0	947	947	95	0
Receive	6-Month CLP-CHILIBOR	4.810	Semi-Annual	02/16/2029		39,267,900	0	556	556	55	0
Receive	6-Month CLP-CHILIBOR	4.965	Semi-Annual	03/01/2029		202,464,900	(37)	1,287	1,250	278	0
Receive	6-Month CLP-CHILIBOR	5.000	Semi-Annual	03/04/2029		38,679,700	0	168	168	53	0
Receive	6-Month CLP-CHILIBOR	4.970	Semi-Annual	03/25/2029		125,928,100	0	547	547	173	0
Receive	6-Month CZK-PRIBOR	0.776	Annual	08/20/2025	CZK	5,600	12	0	12	0	0
Receive	6-Month CZK-PRIBOR	1.934	Annual	07/02/2026		1,432,000	0	2,772	2,772	128	0
Receive	6-Month CZK-PRIBOR	1.972	Annual	07/07/2026		724,600	(123)	1,460	1,337	66	0
Receive	6-Month CZK-PRIBOR	2.015	Annual	08/10/2026		3,135,200	2,483	2,722	5,205	344	0
Receive	6-Month CZK-PRIBOR	4.300	Annual	03/18/2027		2,427,400	0	(1,386)	(1,386)	269	0
Receive	6-Month CZK-PRIBOR	4.876	Annual	04/19/2027		542,600	0	(1,091)	(1,091)	62	0
Receive	6-Month CZK-PRIBOR	4.880	Annual	04/19/2027		548,900	0	(1,108)	(1,108)	62	0
Receive	6-Month CZK-PRIBOR	5.370	Annual	05/13/2027		1,458,000	0	(4,193)	(4,193)	163	0
Receive	6-Month CZK-PRIBOR	5.285	Annual	05/20/2027		2,031,600	0	(5,591)	(5,591)	228	0
Receive	6-Month CZK-PRIBOR	5.185	Annual	05/24/2027		1,559,400	0	(4,078)	(4,078)	175	0
Receive	6-Month CZK-PRIBOR	5.640	Annual	06/10/2027		1,737,000	0	(5,903)	(5,903)	187	0
Pay	6-Month CZK-PRIBOR	5.140	Annual	07/11/2027		1,944,900	0	5,379	5,379	0	(208)
Pay	6-Month CZK-PRIBOR	5.175	Annual	07/11/2027		2,585,000	13	7,283	7,296	0	(276)
Pay	6-Month CZK-PRIBOR	4.805	Annual	08/19/2027		1,656,800	0	3,961	3,961	0	(206)
Receive	6-Month CZK-PRIBOR	5.538	Annual	09/02/2027		2,336,700	0	(8,435)	(8,435)	285	0
Receive	6-Month CZK-PRIBOR	5.630	Annual	10/03/2027		1,433,850	0	(3,394)	(3,394)	177	0
Pay	6-Month CZK-PRIBOR	5.788	Annual	10/20/2027		1,930,700	0	5,184	5,184	0	(238)
Pay	6-Month CZK-PRIBOR	5.103	Annual	11/16/2027		2,607,200	0	4,330	4,330	0	(328)
Pay	6-Month CZK-PRIBOR	4.640	Annual	12/07/2027		1,923,600	0	1,894	1,894	0	(239)
Pay	6-Month CZK-PRIBOR	4.680	Annual	12/08/2027		1,923,600	0	2,029	2,029	0	(237)
Pay	6-Month CZK-PRIBOR	4.560	Annual	12/09/2027		1,923,600	0	1,687	1,687	0	(238)
Pay	6-Month CZK-PRIBOR	4.440	Annual	12/12/2027		3,107,400	0	2,148	2,148	0	(383)
Receive	6-Month CZK-PRIBOR	4.600	Annual	12/15/2027		596,900	0	(575)	(575)	72	0
Receive	6-Month CZK-PRIBOR	4.590	Annual	12/16/2027		1,524,500	0	(1,462)	(1,462)	184	0
Receive	6-Month CZK-PRIBOR	4.600	Annual	12/16/2027		450,700	(24)	(416)	(440)	54	0
Receive	6-Month CZK-PRIBOR	5.175	Annual	02/23/2028		400,300	0	(891)	(891)	54	0
Receive	6-Month CZK-PRIBOR	5.165	Annual	02/24/2028		850,000	(627)	(1,256)	(1,883)	116	0
Receive	6-Month CZK-PRIBOR	5.215	Annual	02/24/2028		2,100,300	(1,754)	(3,066)	(4,820)	286	0
Pay	6-Month CZK-PRIBOR	4.630	Annual	03/21/2028		1,031,800	0	1,482	1,482	0	(139)
Pay	6-Month CZK-PRIBOR	4.420	Annual	03/22/2028		1,173,200	0	1,299	1,299	0	(158)
Pay	6-Month CZK-PRIBOR	4.510	Annual	03/22/2028		1,031,800	0	1,290	1,290	0	(139)
Receive	6-Month CZK-PRIBOR	5.070	Annual	04/20/2028		921,900	0	(2,716)	(2,716)	128	0
Receive	6-Month CZK-PRIBOR	5.090	Annual	04/20/2028		1,112,400	0	(3,322)	(3,322)	154	0
Pay	6-Month CZK-PRIBOR	4.695	Annual	05/04/2028		1,061,900	0	2,402	2,402	0	(149)
Pay	6-Month CZK-PRIBOR	4.735	Annual	05/04/2028		872,300	0	2,043	2,043	0	(122)
Receive	6-Month CZK-PRIBOR	4.615	Annual	07/11/2028		2,551,600	77	(6,067)	(5,990)	342	0
Receive	6-Month CZK-PRIBOR	4.730	Annual	10/03/2028		833,000	0	(1,151)	(1,151)	127	0
Pay	6-Month CZK-PRIBOR	4.190	Annual	11/09/2028		2,989,600	1,224	105	1,329	0	(461)
Receive	6-Month CZK-PRIBOR	3.340	Annual	01/06/2032		1,460,900	6,237	(4,288)	1,949	318	0
Pay	6-Month CZK-PRIBOR	4.420	Annual	05/05/2032		78,800	129	84	213	0	(19)
Pay	6-Month CZK-PRIBOR	4.195	Annual	03/21/2033		1,347,300	34	2,055	2,089	0	(323)
Pay	6-Month CZK-PRIBOR	4.220	Annual	03/21/2033		576,800	0	941	941	0	(138)
Receive	6-Month CZK-PRIBOR	4.420	Annual	06/01/2033		1,567,100	(274)	(4,263)	(4,537)	373	0
Pay	6-Month CZK-PRIBOR	4.455	Annual	06/01/2033		135,900	265	146	411	0	(32)
Receive	6-Month CZK-PRIBOR	4.638	Annual	10/03/2033		1,869,500	(872)	(4,080)	(4,952)	443	0
Pay	6-Month CZK-PRIBOR	4.280	Annual	11/08/2033		1,601,900	716	1,638	2,354	0	(368)
Pay	6-Month CZK-PRIBOR	4.020	Annual	11/22/2033		2,132,800	1,379	(188)	1,191	0	(483)
Receive(4)	6-Month EUR-EURIBOR	3.000	Annual	09/18/2026	EUR	1,024,900	(2,958)	(1,657)	(4,615)	0	(197)
Pay(4)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		265,400	2,940	3,086	6,026	1,420	0
Receive(4)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		25,700	(573)	(740)	(1,313)	0	(308)
Receive	6-Month HUF-BBR	1.980	Annual	03/09/2026	HUF	10,484,500	9	2,540	2,549	93	0
Receive	6-Month HUF-BBR	1.958	Annual	03/19/2026		21,108,600	84	5,043	5,127	194	0
Pay	6-Month HUF-BBR	2.499	Annual	07/05/2026		8,174,200	214	(2,312)	(2,098)	0	(63)
Receive	6-Month HUF-BBR	2.558	Annual	08/06/2026		21,624,900	976	4,162	5,138	209	0
Receive	6-Month HUF-BBR	2.720	Annual	09/13/2026		16,557,940	915	2,562	3,477	181	0

32	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month HUF-BBR	4.700%	Annual	12/27/2026	HUF	8,203,400	$65	$1,363	$1,428	$74	$0
Pay	6-Month HUF-BBR	5.060	Annual	02/18/2027		21,565,400	0	(2,721)	(2,721)	0	(255)
Receive	6-Month HUF-BBR	5.500	Annual	03/04/2027		17,400,200	0	1,484	1,484	210	0
Receive	6-Month HUF-BBR	6.100	Annual	03/11/2027		20,219,900	2,183	(1,385)	798	246	0
Receive	6-Month HUF-BBR	6.280	Annual	03/18/2027		22,466,000	1,779	(1,221)	558	277	0
Receive	6-Month HUF-BBR	7.640	Annual	05/13/2027		22,982,600	0	(3,148)	(3,148)	277	0
Pay	6-Month HUF-BBR	10.100	Annual	07/15/2027		20,227,800	0	8,272	8,272	0	(226)
Pay	6-Month HUF-BBR	10.070	Annual	07/18/2027		17,745,300	0	7,259	7,259	0	(201)
Pay	6-Month HUF-BBR	9.625	Annual	08/15/2027		23,861,400	0	8,957	8,957	0	(304)
Receive	6-Month HUF-BBR	11.524	Annual	09/12/2027		25,811,300	0	(14,681)	(14,681)	344	0
Pay	6-Month HUF-BBR	10.640	Annual	09/29/2027		6,781,200	(740)	4,024	3,284	0	(89)
Pay	6-Month HUF-BBR	12.500	Annual	10/19/2027		13,486,900	0	6,772	6,772	0	(185)
Pay	6-Month HUF-BBR	12.510	Annual	10/19/2027		24,742,600	0	12,447	12,447	0	(339)
Pay	6-Month HUF-BBR	11.350	Annual	11/11/2027		3,696,300	339	1,153	1,492	0	(49)
Pay	6-Month HUF-BBR	9.800	Annual	11/16/2027		28,570,314	0	7,328	7,328	0	(378)
Pay	6-Month HUF-BBR	10.000	Annual	11/18/2027		4,081,400	0	1,130	1,130	0	(54)
Pay	6-Month HUF-BBR	9.750	Annual	11/22/2027		3,628,786	0	926	926	0	(47)
Receive	6-Month HUF-BBR	10.050	Annual	12/15/2027		15,033,100	40	(4,494)	(4,454)	183	0
Receive	6-Month HUF-BBR	10.340	Annual	12/15/2027		16,210,500	0	(5,252)	(5,252)	197	0
Receive	6-Month HUF-BBR	9.900	Annual	12/16/2027		7,883,500	0	(2,233)	(2,233)	96	0
Receive	6-Month HUF-BBR	10.460	Annual	12/21/2027		18,654,600	0	(6,358)	(6,358)	223	0
Receive	6-Month HUF-BBR	10.700	Annual	12/22/2027		13,997,700	0	(5,112)	(5,112)	168	0
Receive	6-Month HUF-BBR	11.140	Annual	12/23/2027		2,716,000	0	(1,107)	(1,107)	33	0
Pay	6-Month HUF-BBR	8.650	Annual	01/19/2028		7,162,300	0	1,278	1,278	0	(92)
Pay	6-Month HUF-BBR	8.320	Annual	01/20/2028		7,142,600	0	1,055	1,055	0	(94)
Pay	6-Month HUF-BBR	8.500	Annual	01/25/2028		49,476,600	(986)	9,267	8,281	0	(655)
Receive	6-Month HUF-BBR	9.490	Annual	04/11/2028		23,570,900	0	(8,865)	(8,865)	373	0
Receive	6-Month HUF-BBR	9.500	Annual	04/11/2028		9,662,000	0	(3,645)	(3,645)	153	0
Receive	6-Month HUF-BBR	9.510	Annual	04/11/2028		13,183,400	9	(4,999)	(4,990)	208	0
Pay	6-Month HUF-BBR	8.800	Annual	04/27/2028		11,676,400	0	3,540	3,540	0	(179)
Pay	6-Month HUF-BBR	8.712	Annual	04/28/2028		11,300,000	0	3,335	3,335	0	(173)
Pay	6-Month HUF-BBR	8.740	Annual	04/28/2028		55,136,900	4,017	12,445	16,462	0	(846)
Receive	6-Month HUF-BBR	7.720	Annual	10/26/2028		26,760,000	0	(2,007)	(2,007)	443	0
Receive	6-Month HUF-BBR	7.740	Annual	10/26/2028		17,539,000	0	(1,356)	(1,356)	290	0
Pay	6-Month HUF-BBR	7.770	Annual	10/27/2028		36,940,100	5,173	(1,979)	3,194	0	(604)
Pay	6-Month HUF-BBR	6.060	Annual	12/13/2028		6,049,200	0	(541)	(541)	0	(90)
Receive	6-Month HUF-BBR	6.065	Annual	12/13/2028		25,307,800	735	1,515	2,250	138	(61)
Receive	6-Month PLN-WIBOR	1.188	Annual	03/19/2026	PLN	269,600	786	4,529	5,315	0	(23)
Receive	6-Month PLN-WIBOR	1.465	Annual	06/07/2026		68,800	(13)	1,468	1,455	0	(8)
Pay	6-Month PLN-WIBOR	1.450	Annual	07/05/2026		13,800	5	(294)	(289)	2	0
Receive	6-Month PLN-WIBOR	1.405	Annual	08/10/2026		468,900	1,044	8,676	9,720	0	(48)
Pay	6-Month PLN-WIBOR	2.185	Annual	10/08/2026		30,420	0	(661)	(661)	4	0
Receive	6-Month PLN-WIBOR	2.983	Annual	11/08/2026		345,100	192	5,255	5,447	0	(53)
Pay	6-Month PLN-WIBOR	3.525	Annual	12/24/2026		55,200	0	(652)	(652)	9	0
Pay	6-Month PLN-WIBOR	3.600	Annual	12/27/2026		54,300	0	(614)	(614)	9	0
Receive	6-Month PLN-WIBOR	3.739	Annual	01/03/2027		67,900	96	602	698	0	(12)
Receive	6-Month PLN-WIBOR	4.219	Annual	02/04/2027		327,800	(182)	2,370	2,188	0	(61)
Pay	6-Month PLN-WIBOR	3.934	Annual	03/04/2027		267,300	(3,678)	1,448	(2,230)	44	0
Receive	6-Month PLN-WIBOR	4.830	Annual	03/18/2027		205,200	0	432	432	0	(41)
Receive	6-Month PLN-WIBOR	5.179	Annual	04/01/2027		249,800	0	(1,570)	(1,570)	0	(54)
Receive	6-Month PLN-WIBOR	6.405	Annual	05/20/2027		257,900	0	(4,603)	(4,603)	0	(71)
Pay	6-Month PLN-WIBOR	6.650	Annual	07/08/2027		308,900	0	6,294	6,294	92	0
Pay	6-Month PLN-WIBOR	6.720	Annual	07/11/2027		549,300	1,818	9,803	11,621	166	0
Receive	6-Month PLN-WIBOR	6.348	Annual	09/09/2027		878,900	2,890	(18,687)	(15,797)	0	(242)
Receive	6-Month PLN-WIBOR	6.650	Annual	09/29/2027		358,600	2,236	(7,190)	(4,954)	0	(105)
Pay	6-Month PLN-WIBOR	7.453	Annual	10/19/2027		465,100	0	9,921	9,921	158	0
Pay	6-Month PLN-WIBOR	6.455	Annual	11/16/2027		307,055	0	3,764	3,764	91	0
Pay	6-Month PLN-WIBOR	6.365	Annual	11/17/2027		202,700	0	2,319	2,319	59	0
Pay	6-Month PLN-WIBOR	6.310	Annual	11/18/2027		191,900	0	2,101	2,101	56	0
Pay	6-Month PLN-WIBOR	5.800	Annual	12/07/2027		399,500	0	2,579	2,579	109	0
Pay	6-Month PLN-WIBOR	5.750	Annual	12/08/2027		199,800	0	1,202	1,202	54	0
Pay	6-Month PLN-WIBOR	5.830	Annual	12/08/2027		399,500	0	2,691	2,691	109	0
Pay	6-Month PLN-WIBOR	5.670	Annual	12/09/2027		239,000	0	1,268	1,268	64	0
Pay	6-Month PLN-WIBOR	5.490	Annual	12/12/2027		241,100	0	895	895	63	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month PLN-WIBOR	5.525%	Annual	12/12/2027	PLN	79,900	$0	$322	$322	$21	$0
Receive	6-Month PLN-WIBOR	5.660	Annual	12/14/2027		73,500	0	(386)	(386)	0	(20)
Receive	6-Month PLN-WIBOR	5.610	Annual	12/15/2027		105,000	0	(506)	(506)	0	(28)
Receive	6-Month PLN-WIBOR	5.750	Annual	12/15/2027		227,400	0	(1,381)	(1,381)	0	(62)
Receive	6-Month PLN-WIBOR	5.600	Annual	12/16/2027		193,500	0	(912)	(912)	0	(51)
Pay	6-Month PLN-WIBOR	5.300	Annual	01/12/2028		242,600	0	554	554	63	0
Receive	6-Month PLN-WIBOR	5.170	Annual	01/24/2028		266,600	1,265	(1,576)	(311)	0	(66)
Receive	6-Month PLN-WIBOR	6.040	Annual	02/24/2028		252,100	0	(2,318)	(2,318)	0	(74)
Pay	6-Month PLN-WIBOR	5.430	Annual	03/16/2028		226,100	0	886	886	59	0
Pay	6-Month PLN-WIBOR	5.540	Annual	06/01/2028		313,200	1,728	2,043	3,771	92	0
Pay	6-Month PLN-WIBOR	4.930	Annual	06/29/2028		196,400	0	1,055	1,055	53	0
Receive	6-Month PLN-WIBOR	4.840	Annual	08/22/2028		118,300	(192)	(369)	(561)	0	(31)
Pay	6-Month PLN-WIBOR	4.735	Annual	10/09/2028		88,400	688	(962)	(274)	23	0
Receive	28-Day MXN-TIIE	6.440	Lunar	01/28/2025	MXN	1,137,700	(1,705)	4,170	2,465	45	0
Receive	28-Day MXN-TIIE	6.390	Lunar	02/20/2025		256,400	(356)	963	607	11	0
Receive	28-Day MXN-TIIE	6.880	Lunar	03/18/2025		66,200	(148)	296	148	3	0
Receive	28-Day MXN-TIIE	6.950	Lunar	03/20/2025		355,100	(839)	1,616	777	15	0
Pay	28-Day MXN-TIIE	6.210	Lunar	03/28/2025		656,100	704	(2,561)	(1,857)	0	(32)
Pay	28-Day MXN-TIIE	6.230	Lunar	04/07/2025		462,100	521	(1,807)	(1,286)	0	(23)
Pay	28-Day MXN-TIIE	5.443	Lunar	04/17/2025		298,300	(104)	(870)	(974)	0	(17)
Pay	28-Day MXN-TIIE	5.440	Lunar	05/01/2025		216,700	(75)	(677)	(752)	0	(12)
Pay	28-Day MXN-TIIE	5.120	Lunar	05/06/2025		358,200	(347)	(963)	(1,310)	0	(21)
Receive	28-Day MXN-TIIE	4.830	Lunar	06/25/2025		23,400	37	62	99	1	0
Receive	28-Day MXN-TIIE	4.849	Lunar	06/25/2025		242,500	377	649	1,026	15	0
Receive	28-Day MXN-TIIE	4.775	Lunar	06/26/2025		666,300	1,131	1,721	2,852	41	0
Pay	28-Day MXN-TIIE	5.080	Lunar	10/09/2025		496,500	(670)	(1,663)	(2,333)	0	(24)
Receive	28-Day MXN-TIIE	4.800	Lunar	02/05/2026		1,020,400	2,246	3,363	5,609	47	0
Receive	28-Day MXN-TIIE	5.550	Lunar	03/12/2026		529,400	369	2,154	2,523	24	0
Receive	28-Day MXN-TIIE	6.095	Lunar	03/20/2026		533,300	(258)	2,455	2,197	23	0
Receive	28-Day MXN-TIIE	5.880	Lunar	04/16/2026		238,200	5	1,057	1,062	12	0
Receive	28-Day MXN-TIIE	6.255	Lunar	05/21/2026		300,800	0	1,296	1,296	17	0
Pay	28-Day MXN-TIIE	6.050	Lunar	06/04/2026		594,700	(267)	(2,396)	(2,663)	0	(35)
Pay	28-Day MXN-TIIE	6.460	Lunar	06/18/2026		22,900	0	(94)	(94)	0	(1)
Receive	28-Day MXN-TIIE	6.625	Lunar	09/11/2026		276,450	0	1,128	1,128	17	0
Receive	28-Day MXN-TIIE	6.635	Lunar	09/11/2026		276,450	0	1,124	1,124	17	0
Receive	28-Day MXN-TIIE	6.740	Lunar	09/17/2026		484,000	0	1,881	1,881	29	0
Receive	28-Day MXN-TIIE	7.113	Lunar	09/24/2026		2,537,800	25	8,434	8,459	145	0
Receive	28-Day MXN-TIIE	7.170	Lunar	10/09/2026		473,600	0	1,593	1,593	27	0
Receive	28-Day MXN-TIIE	7.590	Lunar	10/29/2026		460,300	0	1,223	1,223	25	0
Receive	28-Day MXN-TIIE	7.353	Lunar	11/05/2026		857,680	0	2,689	2,689	48	0
Pay	28-Day MXN-TIIE	7.273	Lunar	11/12/2026		212,990	0	(684)	(684)	0	(12)
Pay	28-Day MXN-TIIE	7.300	Lunar	11/12/2026		300,000	0	(951)	(951)	0	(17)
Receive	28-Day MXN-TIIE	7.570	Lunar	11/19/2026		409,700	0	1,122	1,122	22	0
Pay	28-Day MXN-TIIE	7.109	Lunar	12/03/2026		2,318,700	0	(8,165)	(8,165)	0	(133)
Receive	28-Day MXN-TIIE	7.264	Lunar	12/17/2026		665,000	0	2,134	2,134	37	0
Receive	28-Day MXN-TIIE	7.673	Lunar	12/31/2026		785,100	0	2,115	2,115	41	0
Receive	28-Day MXN-TIIE	7.530	Lunar	01/14/2027		848,700	0	2,402	2,402	45	0
Receive	28-Day MXN-TIIE	7.383	Lunar	01/28/2027		776,400	0	2,310	2,310	42	0
Pay	28-Day MXN-TIIE	7.460	Lunar	02/04/2027		811,500	0	(2,431)	(2,431)	0	(44)
Pay	28-Day MXN-TIIE	7.745	Lunar	02/11/2027		412,400	0	(1,036)	(1,036)	0	(21)
Pay	28-Day MXN-TIIE	8.498	Lunar	03/11/2027		141,600	0	(188)	(188)	0	(6)
Receive	28-Day MXN-TIIE	8.385	Lunar	03/25/2027		774,600	1,160	53	1,213	37	0
Receive	28-Day MXN-TIIE	8.785	Lunar	05/06/2027		775,100	0	630	630	34	0
Receive	28-Day MXN-TIIE	8.770	Lunar	05/13/2027		903,200	0	724	724	40	0
Pay	28-Day MXN-TIIE	8.402	Lunar	05/20/2027		1,327,500	0	(2,007)	(2,007)	0	(63)
Pay	28-Day MXN-TIIE	8.400	Lunar	05/21/2027		1,377,800	0	(2,079)	(2,079)	0	(65)
Receive	28-Day MXN-TIIE	9.020	Lunar	06/03/2027		2,058,300	0	792	792	84	0
Receive	28-Day MXN-TIIE	9.070	Lunar	06/24/2027		761,200	0	226	226	30	0
Receive	28-Day MXN-TIIE	9.114	Lunar	06/24/2027		664,800	0	146	146	26	0
Pay	28-Day MXN-TIIE	8.810	Lunar	07/01/2027		1,306,400	0	(928)	(928)	0	(52)
Pay	28-Day MXN-TIIE	8.280	Lunar	07/29/2027		1,744,000	0	(2,817)	(2,817)	0	(71)
Pay	28-Day MXN-TIIE	8.124	Lunar	08/05/2027		777,000	(114)	(1,325)	(1,439)	0	(32)
Receive	28-Day MXN-TIIE	8.921	Lunar	08/25/2027		2,496,500	0	1,131	1,131	79	0
Receive	28-Day MXN-TIIE	9.060	Lunar	09/14/2027		1,731,000	0	353	353	48	0
Receive	28-Day MXN-TIIE	9.190	Lunar	09/17/2027		1,100,100	0	(55)	(55)	29	0

34	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	9.536%	Lunar	09/22/2027	MXN	1,148,800	$0	$(816)	$(816)	$25	$0
Pay	28-Day MXN-TIIE	9.290	Lunar	09/23/2027		656,300	0	174	174	0	(16)
Pay	28-Day MXN-TIIE	9.300	Lunar	09/24/2027		1,003,900	0	288	288	0	(24)
Pay	28-Day MXN-TIIE	9.382	Lunar	10/12/2027		1,791,700	0	788	788	0	(36)
Pay	28-Day MXN-TIIE	8.600	Lunar	11/05/2027		970,000	0	(995)	(995)	0	(22)
Pay	28-Day MXN-TIIE	8.616	Lunar	11/05/2027		1,356,000	0	(1,350)	(1,350)	0	(31)
Pay	28-Day MXN-TIIE	8.630	Lunar	11/09/2027		862,900	34	(849)	(815)	0	(19)
Pay	28-Day MXN-TIIE	8.453	Lunar	11/30/2027		4,257,400	0	(4,912)	(4,912)	0	(76)
Pay	28-Day MXN-TIIE	8.480	Lunar	11/30/2027		1,346,600	0	(1,485)	(1,485)	0	(24)
Receive	28-Day MXN-TIIE	8.485	Lunar	01/24/2028		940,000	0	1,002	1,002	9	0
Receive	28-Day MXN-TIIE	8.940	Lunar	02/07/2028		1,065,900	0	236	236	6	0
Receive	28-Day MXN-TIIE	9.215	Lunar	02/09/2028		1,217,600	0	(413)	(413)	4	0
Receive	28-Day MXN-TIIE	9.345	Lunar	02/16/2028		875,500	0	(554)	(554)	1	0
Pay	28-Day MXN-TIIE	8.438	Lunar	03/20/2028		2,625,000	0	(2,967)	(2,967)	0	(14)
Receive	28-Day MXN-TIIE	8.728	Lunar	05/22/2028		1,838,100	0	1,092	1,092	5	0
Receive	28-Day MXN-TIIE	8.207	Lunar	06/19/2028		415,000	426	282	708	3	0
Receive	28-Day MXN-TIIE	8.765	Lunar	08/02/2028		1,465,000	574	0	574	0	0
Pay	28-Day MXN-TIIE	9.890	Lunar	09/22/2028		678,900	0	1,473	1,473	7	0
Pay	28-Day MXN-TIIE	9.238	Lunar	11/02/2028		1,352,800	167	768	935	7	0
Pay	28-Day MXN-TIIE	8.250	Lunar	12/02/2032		992,100	0	(1,938)	(1,938)	36	0
Receive	28-Day MXN-TIIE	8.800	Lunar	02/02/2033		761,000	0	(97)	(97)	0	(35)
Receive	28-Day MXN-TIIE	8.755	Lunar	02/03/2033		475,100	0	18	18	0	(21)
Receive	28-Day MXN-TIIE	8.844	Lunar	02/07/2033		891,300	0	(284)	(284)	0	(41)
Pay	28-Day MXN-TIIE	8.374	Lunar	03/14/2033		1,146,900	0	(1,640)	(1,640)	50	0
Pay	28-Day MXN-TIIE	8.281	Lunar	03/28/2033		617,600	0	(1,155)	(1,155)	25	0
Receive	28-Day MXN-TIIE	8.563	Lunar	05/16/2033		615,600	0	512	512	0	(28)
Pay	28-Day MXN-TIIE	8.055	Lunar	06/13/2033		323,700	53	(966)	(913)	13	0
Receive	28-Day MXN-TIIE	8.500	Lunar	07/25/2033		1,511,600	401	1,146	1,547	0	(73)
Receive	28-Day MXN-TIIE	8.645	Lunar	07/27/2033		775,400	0	351	351	0	(39)
Receive	28-Day MXN-TIIE	8.990	Lunar	08/10/2033		665,500	0	(561)	(561)	0	(36)
Pay	28-Day MXN-TIIE	9.765	Lunar	09/16/2033		838,100	703	2,607	3,310	55	0
Pay	28-Day MXN-TIIE	9.135	Lunar	10/27/2033		426,400	0	601	601	25	0
Pay	28-Day MXN-TIIE	8.470	Lunar	12/16/2033		237,300	0	(273)	(273)	13	0
Pay	28-Day MXN-TIIE	8.540	Lunar	12/21/2033		949,400	0	(811)	(811)	52	0
Receive	28-Day MXN-TIIE	8.782	Lunar	03/09/2034		632,900	0	(47)	(47)	0	(38)
Receive(4)	CAONREPO Index	3.500	Semi-Annual	09/18/2026	CAD	631,100	2,000	612	2,612	276	0
Receive(4)	CAONREPO Index	3.250	Semi-Annual	09/18/2034		164,900	2,834	(1,264)	1,570	154	0
Pay(4)	CAONREPO Index	3.000	Semi-Annual	09/18/2054		128,200	(7,132)	1,661	(5,471)	94	0
Pay	CPURNSA	2.500	Maturity	03/29/2033	$	86,600	(258)	(439)	(697)	0	(118)
Receive	CPURNSA	2.525	Maturity	06/07/2033		21,100	121	(12)	109	31	0
Receive	CPURNSA	2.595	Maturity	07/12/2033		65,500	0	(134)	(134)	84	0

							$88,925	$14,074	$102,999	$26,701	$(23,806)

Total Swap Agreements							$120,892	$32,151	$153,043	$27,286	$(23,866)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)			Market Value	Variation Margin Liability(5)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$14,215	$27,421	$41,636	$0	$(25,947)	$(23,872)	$(49,819)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

(e)

Securities with an aggregate market value of $18,855 and cash of $396,361 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)

Unsettled variation margin asset of $46 and liability of $(1) for closed futures and unsettled variation margin asset of $135 and liability of $(6) for closed swap agreements is outstanding at period end.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2024		AUD	2,250	$		1,475	$9	$0
	04/2024	$		762		AUD	1,162	0	(4)
	04/2024			96,101		NZD	155,983	0	(2,909)
	05/2024		AUD	1,162	$		762	4	0
BOA	04/2024		CAD	260,508			192,721	655	(261)
	04/2024		EUR	11,198			12,154	73	0
	04/2024		SGD	85,455			63,979	641	0
	04/2024	$		1,067		AUD	1,629	0	(5)
	04/2024			12,429		EUR	11,423	0	(105)
	04/2024			3,710		JPY	560,400	0	(8)
	04/2024			1,337		SEK	13,655	0	(61)
	05/2024		AUD	1,629	$		1,068	5	0
	05/2024		EUR	3,413			3,710	24	0
	07/2024		PLN	6,361			1,581	0	(9)
BPS	04/2024		BRL	232,487			46,716	361	0
	04/2024		CAD	3,273			2,409	0	(8)
	04/2024		CHF	289,797			326,970	5,634	0
	04/2024		CNH	30,009			4,136	4	0
	04/2024		EUR	178,211			193,575	1,312	0
	04/2024		NZD	156,000			94,337	1,135	0
	04/2024	$		1,976		AUD	3,028	0	(2)
	04/2024			46,533		BRL	232,487	0	(178)
	04/2024			1,732		CAD	2,356	7	0
	04/2024			11,188		CNH	80,312	0	(125)
	04/2024			19,632		EUR	18,031	0	(180)
	04/2024			284,191		GBP	223,881	0	(1,620)
	04/2024			69,366		JPY	10,479,381	0	(141)
	05/2024		CHF	62,716	$		69,505	0	(260)
	05/2024		JPY	9,783,011			65,017	95	0
	05/2024		TWD	1,445,703			46,914	1,674	0
	05/2024	$		4,136		CNH	29,967	0	(5)
	06/2024		CHF	60,907	$		69,000	878	0

36	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2024		CNH	41,965	$		5,800	$1	$0
	06/2024		COP	45,433,395			11,500	0	(103)
	06/2024		HUF	19,061,982			51,870	0	(121)
	06/2024		ILS	109,193			30,400	603	0
	06/2024		INR	14,294,542			171,140	234	(110)
	06/2024		JPY	2,658,746			17,810	33	0
	06/2024		KRW	52,170,375			39,300	479	0
	06/2024		MXN	640,877			38,000	24	(99)
	06/2024		NOK	774,043			72,500	1,070	0
	06/2024		NZD	136,883			82,187	402	0
	06/2024		PHP	4,977			90	1	0
	06/2024		SEK	1,091,905			103,300	961	0
	06/2024		SGD	181,632			135,100	101	0
	06/2024	$		49,000		CNH	354,455	0	(16)
	06/2024			63,056		COP	249,766,391	730	0
	06/2024			42,900		CZK	996,846	0	(394)
	06/2024			114,536		EUR	104,125	0	(1,846)
	06/2024			17,883		HUF	6,560,125	10	0
	06/2024			10		ILS	38	0	0
	06/2024			28,457		INR	2,365,288	0	(159)
	06/2024			58,855		MXN	998,596	472	0
	06/2024			45,000		PLN	177,716	0	(544)
	06/2024			127,700		SGD	169,214	0	(1,931)
	06/2024			141,800		ZAR	2,676,075	18	(1,431)
	07/2024			5,494		PLN	22,254	70	0
BRC	04/2024		BRL	232,487	$		46,728	373	0
	04/2024		CAD	100,095			73,999	96	0
	04/2024		HKD	126,181			16,146	16	0
	04/2024		HUF	41,093,031			113,048	599	0
	04/2024		NOK	361			34	1	0
	04/2024		SEK	736,650			70,521	1,701	0
	04/2024		SGD	19			14	0	0
	04/2024		THB	90,643			2,525	37	0
	04/2024		TRY	3,429			103	1	0
	04/2024	$		46,533		BRL	232,487	0	(178)
	04/2024			1,298		CAD	1,758	0	(1)
	04/2024			15,567		CNH	111,907	0	(148)
	04/2024			3,054		COP	12,047,123	50	0
	04/2024			1,346		GBP	1,057	0	(12)
	04/2024			8,714		NOK	93,040	0	(144)
	04/2024		ZAR	1,800	$		95	0	0
	05/2024		TRY	9,483			280	1	0
	05/2024		TWD	735			23	0	0
	05/2024	$		1,164		CAD	1,582	4	0
	05/2024			9,213		GBP	7,285	0	(16)
	05/2024			1,307		NOK	14,066	0	(11)
	05/2024			102		TRY	3,472	1	0
	06/2024		CZK	3,327,478	$		144,058	2,174	0
	06/2024		GBP	101,312			128,159	235	0
	06/2024		JPY	12,277,731			82,280	190	0
	06/2024		KRW	21,482,731			16,459	474	0
	06/2024	$		2,709		CZK	63,456	0	(4)
	06/2024			7,130		INR	592,317	0	(44)
	06/2024			24,900		MYR	116,034	0	(501)
	06/2024			29,885		PHP	1,656,376	0	(429)
	07/2024			436		PLN	1,734	0	(2)
CBK	04/2024		BRL	441,150	$		89,696	1,737	0
	04/2024		EUR	4,181			4,537	27	0
	04/2024		GBP	995			1,270	14	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2024		PLN	49	$		12	$0	$0
	04/2024	$		2,819		AUD	4,293	0	(22)
	04/2024			88,297		BRL	441,150	0	(338)
	04/2024			108,121		CHF	94,743	0	(3,067)
	04/2024			12,421		CNH	89,383	0	(105)
	04/2024			2,028		EUR	1,855	0	(27)
	04/2024			3,298		GBP	2,578	0	(44)
	04/2024			2,165		SEK	22,180	0	(93)
	04/2024		ZAR	39,316	$		2,077	3	0
	05/2024	$		2,422		EUR	2,233	0	(10)
	06/2024		INR	10,994,185	$		131,664	133	0
	06/2024		KRW	2,487,443			1,910	59	0
	06/2024		NZD	20,917			12,562	64	0
	06/2024		PEN	9,464			2,562	22	0
	06/2024		THB	1,407,480			38,900	75	0
	06/2024	$		70,725		COP	281,446,060	1,152	0
	06/2024			30,120		EUR	27,500	0	(358)
	06/2024			7,398		HUF	2,711,975	0	(1)
	06/2024			211		IDR	3,270,069	0	(5)
	06/2024			11,710		ILS	42,814	0	(26)
	06/2024			76,063		PEN	281,776	0	(421)
	07/2024			124		PLN	497	0	0
DUB	04/2024		BRL	280,017	$		56,046	215	0
	04/2024	$		55,705		BRL	280,017	127	0
	04/2024			1,091		CAD	1,481	3	0
	04/2024			110,441		EUR	101,610	0	(819)
	04/2024			10		SEK	106	0	0
	05/2024		BRL	280,919	$		55,705	0	(133)
	05/2024		CHF	14,551			16,212	26	0
	06/2024		KRW	23,224,700			17,843	561	0
	06/2024	$		17,610		CLP	16,703,085	0	(597)
FAR	04/2024		BRL	625,177	$		125,131	479	0
	04/2024	$		125,470		BRL	625,177	0	(818)
	04/2024			192,738		JPY	29,141,953	0	(229)
	05/2024		JPY	29,009,735	$		192,738	224	0
	06/2024	$		14,300		JPY	2,068,954	0	(467)
GLM	04/2024		HUF	1,720,780	$		4,724	16	0
	05/2024		TRY	4,524			130	0	(2)
	06/2024		MXN	484,437			28,700	32	(112)
	06/2024		MYR	134,554			28,827	534	0
	06/2024		PLN	62,267			15,600	24	0
	03/2025		TRY	17,908			374	0	(9)
JPM	04/2024		AUD	119,150			77,722	78	0
	04/2024		CAD	283,350			208,567	123	(742)
	04/2024		GBP	153,355			194,745	1,188	0
	05/2024		TRY	1,825			53	0	0
	05/2024		TWD	19,192			614	14	0
	06/2024		CNH	349,569			48,300	0	(9)
	06/2024		HUF	10,616,792			28,830	0	(127)
	06/2024		IDR	1,592,401,897			100,400	403	(109)
	06/2024		INR	2,118,197			25,440	98	0
	06/2024		JPY	76,108			510	1	0
	06/2024		KRW	20,745,980			15,996	558	0
	06/2024		MXN	4,145			244	0	(2)
	06/2024		NZD	65,000			39,057	221	0
	06/2024		PHP	3,760,172			66,800	0	(69)
	06/2024		THB	12,483			348	3	0
	06/2024	$		58,189		AUD	87,800	0	(849)

38	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2024	$		10,140		CLP	9,607,650	$0	$(354)
	06/2024			584		CZK	13,708	0	0
	06/2024			162,230		GBP	126,438	0	(2,581)
	06/2024			1,120		HUF	410,644	0	0
	06/2024			87,937		ILS	320,317	0	(527)
	06/2024			11,572		INR	960,811	0	(77)
	06/2024			10,245		MXN	173,503	62	0
	06/2024			38,015		PHP	2,107,176	0	(542)
	06/2024			20,000		PLN	78,566	0	(347)
	06/2024		ZAR	224,859	$		11,800	4	0
	07/2024	$		760		PLN	3,065	6	0
MBC	04/2024		AUD	933	$		606	0	(2)
	04/2024		EUR	3,413			3,694	12	0
	04/2024		GBP	68,213			86,166	71	0
	04/2024		JPY	2,921,510			19,494	195	0
	04/2024		THB	5,406,026			151,809	3,442	0
	04/2024	$		322,340		CAD	437,143	387	0
	04/2024			23,091		CNH	165,893	0	(238)
	04/2024			1,151		EUR	1,051	0	(17)
	04/2024			1,466		GBP	1,161	0	0
	04/2024			1,310		HKD	10,241	0	(1)
	04/2024			587		RON	2,681	0	(5)
	05/2024		CAD	436,955	$		322,340	0	(388)
	05/2024		CHF	120,217			133,168	0	(561)
	05/2024		TWD	29,357			937	19	0
	05/2024	$		83,077		GBP	65,763	0	(61)
	06/2024		IDR	429,992,176	$		27,194	162	0
	06/2024	$		23,481		ILS	85,335	0	(194)
	06/2024			19,448		INR	1,628,037	30	0
MYI	04/2024		CAD	6,491	$		4,781	0	(12)
	04/2024		CNH	2,244,384			312,023	2,849	0
	04/2024		EUR	40,821			44,177	137	0
	04/2024		HUF	988,135			2,710	6	0
	04/2024		JPY	62,396,100			420,715	8,562	(161)
	04/2024		SGD	84,781			63,745	906	0
	04/2024	$		1,082		CAD	1,457	0	(7)
	04/2024			10,762		CNH	77,012	0	(153)
	04/2024			112,391		EUR	103,854	0	(348)
	04/2024			48,247		JPY	7,295,439	0	(54)
	04/2024			67,948		SEK	700,708	0	(2,485)
	05/2024		EUR	103,854	$		112,527	354	0
	05/2024		JPY	7,262,245			48,247	53	0
	05/2024		SEK	53,973			5,123	75	0
	05/2024		TWD	3,907,422			125,042	2,767	0
	05/2024	$		44,230		EUR	40,821	0	(139)
	06/2024		KRW	13,355,597	$		10,268	330	0
	06/2024		MYR	279,799			59,944	1,109	0
	06/2024	$		36,086		IDR	560,350,123	0	(860)
	06/2024			28,317		INR	2,351,448	0	(185)
	06/2024			36,900		KRW	48,184,020	0	(1,046)
RBC	04/2024		MXN	6,548	$		370	0	(23)
SCX	04/2024		CAD	50,651			37,295	0	(98)
	04/2024	$		46,791		CNH	336,298	0	(461)
	04/2024			10		NZD	17	0	0
	05/2024		NZD	17	$		10	0	0
	05/2024	$		6,999		NOK	74,866	0	(98)
	06/2024		IDR	889,826,676	$		56,323	384	0
	06/2024		INR	10,746,012			129,073	511	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2024		KRW	71,310,855	$		54,841	$1,778	$0
	06/2024		PHP	138,562			2,501	37	0
	06/2024	$		297,269		INR	24,797,293	53	(653)
SSB	04/2024		CAD	70,114	$		51,697	0	(65)
	04/2024		CLP	98,466,383			101,644	1,183	0
	04/2024	$		1,486		GBP	1,171	0	(8)
	05/2024			72,158		BRL	358,713	0	(858)
	05/2024			183,928		MXN	3,125,218	2,826	0
	06/2024			18,050		CLP	17,098,765	0	(634)
	06/2024			28,791		COP	113,818,961	277	0
TOR	04/2024		AUD	18,297	$		11,992	69	0
	04/2024		HKD	367,932			47,080	46	0
	04/2024		JPY	3,870,887			25,900	330	0
	04/2024		NOK	3,652			347	11	0
	05/2024		AUD	1,393			910	1	0
	06/2024		CZK	140,522			6,081	89	0
UAG	04/2024	$		84,397		AUD	129,125	0	(253)
	04/2024			15,629		PLN	61,640	0	(199)
	04/2024		ZAR	1,164,564	$		62,190	780	0
	05/2024		AUD	129,124			84,469	254	0

Total Forward Foreign Currency Contracts								$62,054	$(38,430)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	3-Month MYR-KLIBOR(1)	3.500%	Quarterly	09/18/2029	MYR 383,900	$(667)	$(65)	$0	$(732)
MBC	Pay	3-Month MYR-KLIBOR	3.500	Quarterly	03/20/2029	357,100	(416)	(141)	0	(557)

							$(1,083)	$(206)	$0	$(1,289)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MEI	Receive	BOVESPA Index	2,267	0.000%	Maturity	04/17/2024	BRL	296,854	$0	$(973)	$0	$(973)
	Receive	KOSPI2 Index	208,250,000	0.000%	Maturity	06/13/2024	KRW	75,541,841	0	2,004	2,004	0
	Pay	Thailand Equity Index	2,238,800	0.000% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/27/2024	THB	1,874,713	$0	$250	$250	$0

									$0	$1,281	$2,254	$(973)

Total Swap Agreements									$(1,083)	$1,075	$2,254	$(2,262)

40	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
AZD	$13	$0	$0	$13	$(2,913)	$0	$0	$(2,913)	$(2,900)	$2,327	$(573)
BOA	1,398	0	0	1,398	(449)	0	0	(449)	949	(1,450)	(501)
BPS	16,309	0	0	16,309	(9,273)	0	(732)	(10,005)	6,304	(6,852)	(548)
BRC	5,953	0	0	5,953	(1,490)	0	0	(1,490)	4,463	(3,270)	1,193
CBK	3,286	0	0	3,286	(4,517)	0	0	(4,517)	(1,231)	1,855	624
DUB	932	0	0	932	(1,549)	0	0	(1,549)	(617)	662	45
FAR	703	0	0	703	(1,514)	0	0	(1,514)	(811)	346	(465)
GLM	606	0	0	606	(123)	0	0	(123)	483	(370)	113
JPM	2,759	0	0	2,759	(6,335)	0	0	(6,335)	(3,576)	3,315	(261)
MBC	4,318	0	0	4,318	(1,467)	0	(557)	(2,024)	2,294	(2,620)	(326)
MEI	0	0	2,254	2,254	0	0	(973)	(973)	1,281	(480)	801
MYI	17,148	0	0	17,148	(5,450)	0	0	(5,450)	11,698	(11,196)	502
RBC	0	0	0	0	(23)	0	0	(23)	(23)	0	(23)
SCX	2,763	0	0	2,763	(1,310)	0	0	(1,310)	1,453	(1,399)	54
SSB	4,286	0	0	4,286	(1,565)	0	0	(1,565)	2,721	(3,870)	(1,149)
TOR	546	0	0	546	0	0	0	0	546	(550)	(4)
UAG	1,034	0	0	1,034	(452)	0	0	(452)	582	(520)	62

Total Over the Counter	$62,054	$0	$2,254	$64,308	$(38,430)	$0	$(2,262)	$(40,692)

(g)

Securities with an aggregate market value of $9,099 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	41

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$5,957	$0	$6,216	$844	$1,198	$14,215
Swap Agreements	0	720	0	0	26,701	27,421

	$5,957	$720	$6,216	$844	$27,899	$41,636

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$62,054	$0	$62,054
Swap Agreements	0	0	2,254	0	0	2,254

	$0	$0	$2,254	$62,054	$0	$64,308

	$5,957	$720	$8,470	$62,898	$27,899	$105,944

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$21,046	$0	$4,274	$0	$627	$25,947
Swap Agreements	0	66	0	0	23,806	23,872

	$21,046	$66	$4,274	$0	$24,433	$49,819

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$38,430	$0	$38,430
Swap Agreements	0	0	973	0	1,289	2,262

	$0	$0	$973	$38,430	$1,289	$40,692

	$21,046	$66	$5,247	$38,430	$25,722	$90,511

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(49,425)	$0	$47,884	$10,597	$13,114	$22,170
Swap Agreements	0	11,359	0	0	(10,712)	647

	$(49,425)	$11,359	$47,884	$10,597	$2,402	$22,817

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$77,727	$0	$77,727
Swap Agreements	0	0	(16,328)	0	(7,896)	(24,224)

	$0	$0	$(16,328)	$77,727	$(7,896)	$53,503

	$(49,425)	$11,359	$31,556	$88,324	$(5,494)	$76,320

42	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(7,632)	$0	$54,693	$2,570	$2,074	$51,705
Swap Agreements	0	19,930	0	0	(42,021)	(22,091)

	$(7,632)	$19,930	$54,693	$2,570	$(39,947)	$29,614

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,167	$0	$13,167
Swap Agreements	0	0	(1,958)	0	(1,642)	(3,600)

	$0	$0	$(1,958)	$13,167	$(1,642)	$9,567

	$(7,632)	$19,930	$52,735	$15,737	$(41,589)	$39,181

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$151,876	$0	$151,876
Industrials	0	32,653	0	32,653
Utilities	0	1,855	0	1,855
U.S. Government Agencies	0	231,564	0	231,564
Non-Agency Mortgage-Backed Securities	0	16,094	0	16,094
Asset-Backed Securities	0	108,834	0	108,834
Commodities	0	601,871	0	601,871
Short-Term Instruments
Commercial Paper	0	2,493	0	2,493
Repurchase Agreements	0	489,625	0	489,625
Short-Term Notes	0	14,388	0	14,388
Japan Treasury Bills	0	143,348	0	143,348
U.S. Treasury Bills	0	49,065	0	49,065
	$0	$1,843,666	$0	$1,843,666

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$899,464	$0	$0	$899,464
Total Investments	$899,464	$1,843,666	$0	$2,743,130

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(155,165)	0	(155,165)

	$0	$(155,165)	$0	$(155,165)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	13,724	27,731	0	41,455
Over the counter	0	64,308	0	64,308

	$13,724	$92,039	$0	$105,763

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	43

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(25,865)	$(23,947)	$0	$(49,812)
Over the counter	0	(40,692)	0	(40,692)

	$(25,865)	$(64,639)	$0	$(90,504)
Total Financial Derivative Instruments	$(12,141)	$27,400	$0	$15,259
Totals	$887,323	$1,715,901	$0	$2,603,224

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

44	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

The Fund has established a Cayman Islands exempted company, the “Subsidiary”, which is wholly-owned and controlled by the Fund. See Note 14, Basis for Consolidation, in the Notes to Financial Statements for more information regarding the Subsidiary.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

ANNUAL REPORT	MARCH 31, 2024	45

Notes to Financial Statements (Cont.)

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2024, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(d) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares

46	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2024

may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

ANNUAL REPORT	MARCH 31, 2024	47

Notes to Financial Statements (Cont.)

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment

48	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2024

policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio

ANNUAL REPORT	MARCH 31, 2024	49

Notes to Financial Statements (Cont.)

investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value

50	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2024

of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

ANNUAL REPORT	MARCH 31, 2024	51

Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models.

52	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2024

The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Physical commodities are valued using spot prices from established commodity exchanges as published by third party Pricing Sources as of the reporting date. In addition, warehouse receipts are generally valued by a third party vendor using the front month futures discounted back to the reporting date. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$792,948	$34,355	$(150,000)	$(3,051)	$20,057	$694,309	$33,937	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$47	$379,648	$(174,500)	$(18)	$(22)	$205,155	$1,126	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the

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Notes to Financial Statements (Cont.)

effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before

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being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2024, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

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Notes to Financial Statements (Cont.)

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

(c) The fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of

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Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in

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Notes to Financial Statements (Cont.)

aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets, commodities and other assets and/ or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

The Fund may invest in cash-settled futures contracts based on price movements of Bitcoin that are traded on an exchange regulated by the U.S. Commodity Futures Trading Commission (e.g., Chicago Mercantile Exchange) (“Bitcoin Futures”). Bitcoin Futures are subject to the risk that the value of Bitcoin (and therefore, the price of Bitcoin Futures), is not backed by any government, corporation, or other identified body. Because Bitcoin is a new technological innovation with a limited history and is a highly speculative asset, future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of any Fund exposure to Bitcoin through investments in Bitcoin Futures.

(c) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for

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Notes to Financial Statements (Cont.)

differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to

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reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and

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Notes to Financial Statements (Cont.)

traders use them to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap’’, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor’’, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash

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flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

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Notes to Financial Statements (Cont.)

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Futures Contract Risk is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

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Commodity Risk is the risk that investing in commodity-linked derivative instruments and commodities, either directly or indirectly through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to the deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward

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Notes to Financial Statements (Cont.)

commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of the Subsidiary will be achieved.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

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Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

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Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

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Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an

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Notes to Financial Statements (Cont.)

investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

1.15%	0.25%	0.35%	0.45%(1)	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including

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audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2020, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2024	73

Notes to Financial Statements (Cont.)

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $31,962.

(f) Acquired Fund Fees and Expenses PIMCO Cayman Commodity Fund VIII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $7,151,790. See Note 14, Basis for Consolidation, in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

74	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2024

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$7,407,495	$7,685,923	$220,121	$338,231

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2024				Year Ended 03/31/2023

	Shares		Amount		Shares	Amount

Receipts for shares sold

Institutional Class	88,359		$949,442		228,023	$2,929,526

I-2	21,944		236,411		80,273	1,036,657

I-3	2,376		25,802		8,658	113,323

Class A	2,649		28,097		13,698	178,112

Class C	3	(a)	29	(a)	N/A	N/A

Issued as reinvestment of distributions

Institutional Class	0		0		34,367	400,347

I-2	0		0		8,694	101,103

I-3	0		0		1,125	13,153

Class A	0		0		1,487	17,188

Class C	0	(a)	0	(a)	N/A	N/A

Cost of shares redeemed

Institutional Class	(165,255)		(1,781,493)		(145,341)	(1,817,810)

I-2	(57,608)		(616,465)		(51,632)	(635,815)

I-3	(5,991)		(64,431)		(8,240)	(101,077)

Class A	(8,012)		(84,843)		(12,262)	(150,737)

Class C	(0	)(a)	(0	)(a)	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(121,535)		$(1,307,451)		158,850	$2,083,970

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Class C was May 26, 2023.

As of March 31, 2024, three persons owned of record or beneficially 10% or more of the Fund’s total outstanding shares comprising 72% of the Fund. One of the shareholders is a related party of the Fund and comprises 15% of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on September 6, 2013, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as

ANNUAL REPORT	MARCH 31, 2024	75

Notes to Financial Statements (Cont.)

specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 36.6% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options. The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of

76	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2024

income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize direct investments in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income.

The Fund will continue to seek to gain exposure to the commodity markets primarily through investments in its Subsidiary and perhaps through commodity-linked notes. The Subsidiary will be treated as a controlled foreign corporation. As a result, the Fund with the Subsidiary will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income and realized gains and mark-to-market gains will be “subpart F income.” The Fund’s recognition of its Subsidiary’s “subpart F income” will increase the Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in its Subsidiary. “Subpart F income” is generally treated by the Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains.

If a net loss is realized by Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.

Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to the Fund or if the Fund’s income from in the subsidiary is derived with respect to the Fund’s business of investing in securities. A subsidiary may pay such a distribution at any time. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of the Fund’s commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of the Fund’s commodity-linked investments, there would likely be a significant adverse impact on the Fund, including the possibility of failing to qualify as a regulated investment company. If the Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. Furthermore, the tax treatment of the Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in this Prospectus.

ANNUAL REPORT	MARCH 31, 2024	77

Notes to Financial Statements (Cont.)

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late- Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO TRENDS Managed Futures Strategy Fund	$0	$0	$191,181	$(1)	$(153,062)	$0	$(107,520)	$(69,402)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, and controlled foreign corporation (CFC) transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO TRENDS Managed Futures Strategy Fund	$153,062	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO TRENDS Managed Futures Strategy Fund	$2,581,500	$851,570	$(663,426)	$188,144

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, and controlled foreign corporation (CFC) transactions.

78	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

  March 31, 2024

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO TRENDS Managed Futures Strategy Fund	$0	$0	$0	$542,514	$3,371	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2024	79

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO TRENDS Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO TRENDS Managed Futures Strategy Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2024, the related consolidated statement of operations for the year ended March 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

80	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOS	BofA Securities, Inc.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CEW	Canadian Imperial Bank of Commerce World Markets	SCX	Standard Chartered Bank, London
DEU	Deutsche Bank Securities, Inc.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	TOR	The Toronto-Dominion Bank
FAR	Wells Fargo Bank National Association	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HKD	Hong Kong Dollar	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish New Lira
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

Exchange Abbreviations:
FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BOVESPA	Brazil Bovespa Index	KOSPI	Korea Composite Stock Price Index
BRENT	Brent Crude	KOSPI2	Korea Stock Exchange KOSPI 200 Index
CAC	Cotation Assistée en Continu	MUTKCALM	Tokyo Overnight Average Rate
CAONREPO	Canadian Overnight Repo Rate Average	OMX	Stockholm 30 Index
CDX.EM	Credit Derivatives Index - Emerging Markets	S&P 500	Standard & Poor’s 500 Index
CDX.HY	Credit Derivatives Index - High Yield	SIBCSORA	Singapore Overnight Rate Average
CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate
CNREPOFIX	China Fixing Repo Rates 7-Day	SOFRINDX	Secured Overnight Financing Rate Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SONIO	Sterling Overnight Interbank Average Rate
DAX	Deutscher Aktien Index 30	TOPIX	Tokyo Price Index
FTSE/JSE	South African Performance Index	US0003M	ICE 3-Month USD LIBOR
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	VSTOXX	Euro Stoxx 50 Volatility Index
IBEX 35	Spanish Continuous Exchange Index	WIG20	Capitalization-weighted Stock Market Index of the 20 largest companies on the Warsaw Stock Exchange
IBR	Indicador Bancario de Referencia

ANNUAL REPORT	MARCH 31, 2024	81

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
BBR	Bank Bill Rate	MIBOR	Mumbai Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	MSCI	Morgan Stanley Capital International
BRL-CDI	Brazil Interbank Deposit Rate	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OIS	Overnight Index Swap
CHILIBOR	Chile Interbank Offered Rate	oz.	Ounce
CLO	Collateralized Loan Obligation	PRIBOR	Prague Interbank Offered Rate
DAC	Designated Activity Company	RBOB	Reformulated Blendstock for Oxygenate Blending
EURIBOR	Euro Interbank Offered Rate	TAIBOR	Taipei Interbank Offered Rate
HIBOR	Hong Kong Interbank Offered Rate	TBA	To-Be-Announced
JIBAR	Johannesburg Interbank Agreed Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
KORIBOR	Korea Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

82	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short- Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO TRENDS Managed Futures Strategy Fund	0%	0%	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO TRENDS Managed Futures Strategy Fund	0%

ANNUAL REPORT	MARCH 31, 2024	83

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board – 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

84	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	85

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

86	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2024	87

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

88	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	MARCH 31, 2024	89

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

90	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3017AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

Private Account Portfolio Series

PIMCO Sector Fund Series — H

PIMCO Sector Fund Series — I

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO SECTOR FUND SERIES

Important Information About the Portfolios

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Sector Fund Series — H and PIMCO Sector Fund Series — I (each, a “Portfolio and collectively, the “Portfolios”).

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. A Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Portfolios may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Portfolio’s performance or cause the Portfolio to incur losses. As a result, a Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Portfolio.

A Portfolio may be subject to various risks as described in a Portfolio’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of a Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedules of Investments and other sections of this report may differ from the classification used for a Portfolio’s compliance calculations, including those used in a Portfolio’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolios are separately monitored for compliance with respect to offering memorandum and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the Portfolios (Cont.)

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Portfolio. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Portfolio may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Portfolio to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Portfolio may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Portfolio and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Portfolio, or on certain instruments in which a Portfolio invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Portfolio that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Portfolios and issuers in which it invests. For example, if a bank at which a Portfolio or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Portfolio or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an

4	PIMCO SECTOR FUND SERIES

issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Portfolio may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Portfolios invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Portfolios and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on a Portfolio and issuers in which it invests.

On each Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Each Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that any Portfolio, even if any Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) a Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolios may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Portfolio along with each Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Diversification Status

PIMCO Sector Fund Series - H	02/22/24	Non-diversified

PIMCO Sector Fund Series - I	06/02/22	Non-diversified

An investment in a Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Portfolio.

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the Portfolios (Cont.)

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

Daily updates on the net asset value of a Portfolio may be obtained by calling (888) 87-PIMCO.

SEC rules allow a Portfolio to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Portfolio, investors can inform the Portfolio by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Portfolio or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined

6	PIMCO SECTOR FUND SERIES

classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Portfolios must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on a Portfolio will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	MARCH 31, 2024	7

PIMCO Sector Fund Series — H

Average Annual Total Return for the period ended March 31, 2024

Portfolio Inception (02/22/24)*
PIMCO Sector Fund Series — H	1.00%
ICE BofA U.S. High Yield, BB-B Rated, Constrained Index	1.17%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

8	PIMCO SECTOR FUND SERIES

Allocation Breakdown as of March 31, 2024†§

Corporate Bonds & Notes	72.0%
U.S. Treasury Obligations	14.5%
Short-Term Instruments‡	11.7%
Loan Participations and Assignments	1.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Sector Fund Series — H seeks maximum total return, consistent with prudent investment management by investing under normal circumstances at least 65% of its total assets in a portfolio of high yield investments (“junk bonds”) of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofA U.S. High Yield, BBB Rated, Constrained Index. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In the event that rating services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Interest rate curve positioning contributed to performance, as interest rates fell.

»	Security selection in the lodging and leisure sector, notably overweight exposure to a large cruise ship operator, contributed to performance, as spreads tightened.

»	Underweight exposure to the cable and satellite sector contributed to performance, as the sector underperformed the broader ICE BofA BB-B U.S. High Yield Constrained Index.
»	Security selection in the technology sector, notably overweight exposure to an electric sensor and lighting solutions company, detracted from performance, as spreads widened.

»	Overweight exposure to the wireless sector detracted from performance, as the sector underperformed the broader ICE BofA BB-B U.S. High Yield Constrained Index.

»	Security selection in the retail sector, notably underweight exposure to an apparel focused department store retailer, detracted from performance, as spreads tightened.

ANNUAL REPORT	MARCH 31, 2024	9

PIMCO Sector Fund Series — I

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	Portfolio Inception (06/02/22)
PIMCO Sector Fund Series — I	5.24%	2.76%
Bloomberg U.S. Credit Index	4.15%	1.83%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

10	PIMCO SECTOR FUND SERIES

Allocation Breakdown as of March 31, 2024†§

Corporate Bonds & Notes	74.2%
U.S. Treasury Obligations	21.5%
Sovereign Issues	2.1%
Short-Term Instruments‡	0.1%
Other	2.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Sector Fund Series — I seeks maximum total return, consistent with prudent investment management by investing under normal circumstances at least 65% of its total assets in a portfolio of investment grade instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to long-end interest rates contributed to performance, as interest rates rose.

»	Security selection within the banking sector, notably overweight exposure to a large global wealth manager, contributed to performance, as spreads tightened.

»	Security selection within the specialty finance sector, notably overweight exposure to an alternative asset manager, contributed to performance, as spreads tightened.
»	Security selection within the food and beverage sector, notably underweight exposure to a large brewery company, detracted from performance, as spreads tightened.

»	Security selection within the retail sector, notably underweight exposure to a home improvement retailer, detracted from performance, as spreads tightened.

»	Underweight exposure to the insurance sector detracted from performance, as the sector outperformed the broader Bloomberg U.S. Credit Index.

ANNUAL REPORT	MARCH 31, 2024	11

Expense Examples

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Portfolio is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Sector Fund Series – H(a)	$1,000.00	$1,010.00	$0.06	$1,000.00	$1,024.57	$0.30	0.06%
PIMCO Sector Fund Series – I	$1,000.00	$1,083.30	$1.97	$1,000.00	$1,022.97	$1.91	0.38%

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 02/22/2024 for Actual expense. Expenses paid in the Actual expense section are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 38/366 for the PIMCO Sector Fund Series - H (to reflect the period since the inception date of 02/22/2024). Hypothetical expenses reflect an amount as if the fund had been operational for the entire fiscal half year.

12	PIMCO SECTOR FUND SERIES

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. Credit Index	Bloomberg U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Bloomberg Credit Investment Grade Index.

ICE BofA U.S. High Yield, BB-B Rated, Constrained Index	ICE BofA U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Loss	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Sector Fund Series — H

02/22/2024 - 03/31/2024	$10.00	$0.07	$0.03	$0.10	$0.00	$0.00	$0.00

PIMCO Sector Fund Series — I

03/31/2024	$9.74	$0.52	$(0.02)	$0.50	$(0.39)	$0.00	$(0.39)

06/02/2022 - 03/31/2023	10.00	0.37	(0.39)	(0.02)	(0.24)	0.00	(0.24)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales.

14	PIMCO SECTOR FUND SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.10	1.00%	$33,028	0.06	%*	0.11	%*	0.00	%*	0.05	%*	6.26	%*	3%

$9.85	5.24%	$1,251,571	0.29%		0.34%		0.00%		0.05%		5.40%		81%

9.74	(0.14)	150,411	0.01	*	0.06	*	0.00	*	0.05	*	4.66	*	36

ANNUAL REPORT	MARCH 31, 2024	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)
	PIMCO Sector Fund Series — H	PIMCO Sector Fund Series — I

Assets:

Investments, at value
Investments in securities	$29,208	$1,341,576
Investments in Affiliates	3,317	1,258

Financial Derivative Instruments
Exchange-traded or centrally cleared	2	27
Over the counter	1	157
Cash	308	752
Deposits with counterparty	549	3,572
Foreign currency, at value	2	151
Receivable for investments sold	0	22,204
Receivable for investments sold on a delayed-delivery basis	0	21,943
Receivable for TBA investments sold	0	2,773
Interest and/or dividends receivable	413	14,339
Dividends receivable from Affiliates	13	43
Reimbursement receivable from PIMCO	1	48

Total Assets	33,814	1,408,843

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$102,068
Payable for sale-buyback transactions	0	30,948
Payable for short sales	0	1,393

Financial Derivative Instruments
Exchange-traded or centrally cleared	1	142
Over the counter	0	111
Payable for investments purchased	748	19,268
Payable for investments in Affiliates purchased	15	46
Payable for TBA investments purchased	0	3,247
Payable for unfunded loan commitments	20	0
Accrued investment advisory fees	1	19
Accrued supervisory and administrative fees	1	29
Other liabilities	0	1

Total Liabilities	786	157,272

Commitments and Contingent Liabilities^

Net Assets	$33,028	$1,251,571

Net Assets Consist of:

Paid in capital	$32,701	$1,231,110
Distributable earnings (accumulated loss)	327	20,461

Net Assets	$33,028	$1,251,571

Shares Issued and Outstanding	3,269	127,018

Net Asset Value Per Share Outstanding(a):	$10.10	$9.85

Cost of investments in securities	$29,152	$1,327,763

Cost of investments in Affiliates	$3,317	$1,258

Cost of foreign currency held	$3	$152

Proceeds received on short sales	$0	$1,393

Cost or premiums of financial derivative instruments, net	$344	$5,934

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

16	PIMCO SECTOR FUND SERIES	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO Sector Fund Series — H(a)	PIMCO Sector Fund Series — I

Investment Income:

Interest	$187	$33,810
Dividends from Investments in Affiliates	15	340
Total Income	202	34,150

Expenses:

Investment advisory fees	1	120
Supervisory and administrative fees	1	179
Trustee fees	0	2
Interest expense	2	1,739
Total Expenses	4	2,040
Waiver and/or Reimbursement by PIMCO	(2)	(299)
Net Expenses	2	1,741

Net Investment Income (Loss)	200	32,409

Net Realized Gain (Loss):

Investments in securities	(5)	(2,421)
Investments in Affiliates	0	(21)
Exchange-traded or centrally cleared financial derivative instruments	24	3,273
Over the counter financial derivative instruments	0	79
Foreign currency	0	(10)

Net Realized Gain (Loss)	19	900

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	56	14,965
Investments in Affiliates	0	1
Exchange-traded or centrally cleared financial derivative instruments	51	228
Over the counter financial derivative instruments	1	69
Foreign currency assets and liabilities	0	(7)

Net Change in Unrealized Appreciation (Depreciation)	108	15,256

Net Increase (Decrease) in Net Assets Resulting from Operations	$327	$48,565

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception Date of the Portfolio was February 22, 2024.

ANNUAL REPORT	MARCH 31, 2024	17

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO Sector Fund Series — H	PIMCO Sector Fund Series — I
	Inception date through March 31, 2024(a)	Year Ended March 31, 2024	Inception date through March 31, 2023(b)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$200	$32,409	$3,857
Net realized gain (loss)	19	900	(545)
Net change in unrealized appreciation (depreciation)	108	15,256	(1,105)

Net Increase (Decrease) in Net Assets Resulting from Operations	327	48,565	2,207

Distributions to Shareholders:

From net investment income and/or net realized capital gains	0	(27,302)	(3,010)

Total Distributions(c)	0	(27,302)	(3,010)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions*	32,701	1,079,897	151,214

Total Increase (Decrease) in Net Assets	33,028	1,101,160	150,411

Net Assets:
Beginning of Year	0	150,411	0

End of Year	$33,028	$1,251,571	$150,411

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception Date of the Portfolio was February 22, 2024.
(b)	Inception date of the Portfolio was June 2, 2022.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

18	PIMCO SECTOR FUND SERIES	See Accompanying Notes

Schedule of Investments PIMCO Sector Fund Series — H

March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.7%

Cohesity
TBD% due 03/08/2031 «µ	$20	$20
TBD% due 03/08/2031 «	200	200

Cotiviti, Inc.
TBD% due 02/21/2031	150	150

Triton Water Holdings, Inc.
9.312% (TSFR03M + 4.000%) due 03/31/2028 ~	100	99

Vistra Zero Operating Co. LLC
TBD% due 03/20/2031	100	100

Total Loan Participations and Assignments (Cost $567)		569

CORPORATE BONDS & NOTES 70.9%

BANKING & FINANCE 10.5%

Alliant Holdings Intermediate LLC
7.000% due 01/15/2031	75	76

Allied Universal Holdco LLC
4.625% due 06/01/2028	25	23

Ally Financial, Inc.
8.000% due 11/01/2031	50	56

BOOST NEWCO BORROWER LLC
7.500% due 01/15/2031	250	262

Brookfield Property REIT, Inc.
4.500% due 04/01/2027	75	69

Burford Capital Global Finance LLC
6.875% due 04/15/2030	200	197

Credit Acceptance Corp.
9.250% due 12/15/2028	75	81

Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/2028	75	74

Encore Capital Group, Inc.
9.250% due 04/01/2029	25	26

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028	75	73

Freedom Mortgage Corp.
12.000% due 10/01/2028	150	164

HAT Holdings LLC
3.375% due 06/15/2026	100	94

Hudson Pacific Properties LP
3.950% due 11/01/2027	100	89

Icahn Enterprises LP
5.250% due 05/15/2027	75	68

Intesa Sanpaolo SpA
4.198% due 06/01/2032 •	75	63

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Kennedy-Wilson, Inc.	$		$
4.750% due 03/01/2029		50		41

Ladder Capital Finance Holdings LLLP
4.750% due 06/15/2029		50		45

LFS Topco LLC
5.875% due 10/15/2026		75		70

Macquarie Airfinance Holdings Ltd.
6.400% due 03/26/2029		50		51

Midcap Financial Issuer Trust
6.500% due 05/01/2028		75		69

Nationstar Mortgage Holdings, Inc.
7.125% due 02/01/2032		150		149

Navient Corp.
5.000% due 03/15/2027		25		24

Newmark Group, Inc.
7.500% due 01/12/2029		75		77

OneMain Finance Corp.
3.500% due 01/15/2027		350		325

Panther Escrow Issuer LLC
7.125% due 06/01/2031 (a)		150		153

Park Intermediate Holdings LLC
4.875% due 05/15/2029		75		70

Paysafe Finance PLC
4.000% due 06/15/2029		75		67

PennyMac Financial Services, Inc.
4.250% due 02/15/2029		125		114

PRA Group, Inc.
7.375% due 09/01/2025		75		75

RHP Hotel Properties LP
4.750% due 10/15/2027		75		72

RLJ Lodging Trust LP
4.000% due 09/15/2029		75		66

Rocket Mortgage LLC
2.875% due 10/15/2026		125		116

SBA Communications Corp.
3.875% due 02/15/2027		100		95

Service Properties Trust
5.500% due 12/15/2027		100		95

SLM Corp.
3.125% due 11/02/2026		125		116

Starwood Property Trust, Inc.
7.250% due 04/01/2029		50		50

SUNRISE FINCO I BV
4.875% due 07/15/2031		25		22

UniCredit SpA
5.459% due 06/30/2035 •		100		94

				3,471

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	19

Schedule of Investments PIMCO Sector Fund Series — H (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INDUSTRIALS 57.3%

AAR Escrow Issuer LLC	$		$
6.750% due 03/15/2029		25		25

AdaptHealth LLC
4.625% due 08/01/2029		75		65

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		25		24

Air Canada
3.875% due 08/15/2026		125		119

Albertsons Cos., Inc.
4.625% due 01/15/2027		100		97

Albion Financing SARL
8.750% due 04/15/2027		25		25

Alcoa Nederland Holding BV
7.125% due 03/15/2031		25		26

Allegiant Travel Co.
7.250% due 08/15/2027		100		100

Allison Transmission, Inc.
4.750% due 10/01/2027		75		72

Altice Financing SA
5.750% due 08/15/2029		100		80

Altice France SA
5.125% due 07/15/2029		300		203

AMC Networks, Inc.
4.250% due 02/15/2029		25		18

Amer Sports Co.
6.750% due 02/16/2031		25		25

American Airlines, Inc.
5.750% due 04/20/2029		250		246

ams-OSRAM AG
12.250% due 03/30/2029		75		75

Ardagh Metal Packaging Finance USA LLC
4.000% due 09/01/2029		75		61

Ardagh Packaging Finance PLC
5.250% due 04/30/2025		100		97

Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029		75		76

Avantor Funding, Inc.
4.625% due 07/15/2028		75		71

Axalta Coating Systems LLC
3.375% due 02/15/2029		150		134

B.C. Unlimited Liability Co.
3.500% due 02/15/2029		125		114
4.000% due 10/15/2030		275		245

Ball Corp.
2.875% due 08/15/2030		150		128

Bath & Body Works, Inc.
6.875% due 11/01/2035		75		77

Bausch & Lomb Escrow Corp.
8.375% due 10/01/2028		125		130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Beacon Roofing Supply, Inc.
4.125% due 05/15/2029	$75	$68

Block, Inc.
3.500% due 06/01/2031	75	65

Boise Cascade Co.
4.875% due 07/01/2030	25	23

Buckeye Partners LP
4.500% due 03/01/2028	75	71

Builders FirstSource, Inc.
5.000% due 03/01/2030	200	191

Cable One, Inc.
4.000% due 11/15/2030	50	39

Cablevision Lightpath LLC
3.875% due 09/15/2027	50	45

Caesars Entertainment, Inc.
6.500% due 02/15/2032	125	126

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	75	68

Carnival Corp.
7.000% due 08/15/2029	225	235

CCO Holdings LLC
4.750% due 03/01/2030	350	301
5.375% due 06/01/2029	350	321

Chobani LLC
4.625% due 11/15/2028	100	93

Churchill Downs, Inc.
4.750% due 01/15/2028	125	119

Cinemark USA, Inc.
5.875% due 03/15/2026	25	25

Clarivate Science Holdings Corp.
4.875% due 07/01/2029	125	116

Clear Channel Outdoor Holdings, Inc.
5.125% due 08/15/2027	75	71

Cloud Software Group, Inc.
6.500% due 03/31/2029	125	119

Clydesdale Acquisition Holdings, Inc.
6.625% due 04/15/2029	75	75

CNX Midstream Partners LP
4.750% due 04/15/2030	40	36

Community Health Systems, Inc.
5.625% due 03/15/2027	250	230

Comstock Resources, Inc.
6.750% due 03/01/2029	75	72

Connect Finco SARL
6.750% due 10/01/2026	50	49

Consolidated Communications, Inc.
6.500% due 10/01/2028	25	22

Coty, Inc.
4.750% due 01/15/2029	50	47

CQP Holdco LP
5.500% due 06/15/2031	125	118

20	PIMCO SECTOR FUND SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crocs, Inc.
4.250% due 03/15/2029	$25	$23

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026	75	79

CSC Holdings LLC
6.500% due 02/01/2029	100	85

DaVita, Inc.
4.625% due 06/01/2030	25	22

Diamond Foreign Asset Co.
8.500% due 10/01/2030	50	53

Directv Financing LLC
5.875% due 08/15/2027	125	118

DISH DBS Corp.
5.250% due 12/01/2026	50	39

Element Solutions, Inc.
3.875% due 09/01/2028	25	23

Embecta Corp.
5.000% due 02/15/2030	25	20

EnLink Midstream LLC
6.500% due 09/01/2030	200	206

EQM Midstream Partners LP
4.750% due 01/15/2031	125	116

ESAB Corp.
6.250% due 04/15/2029 (a)	50	50

Fiesta Purchaser, Inc.
7.875% due 03/01/2031	25	26

First Student Bidco, Inc.
4.000% due 07/31/2029	100	89

Fortrea Holdings, Inc.
7.500% due 07/01/2030	25	26

Frontier Communications Holdings LLC
5.875% due 10/15/2027	150	145

Garda World Security Corp.
6.000% due 06/01/2029	100	90

GFL Environmental, Inc.
4.375% due 08/15/2029	75	69

goeasy Ltd.
7.625% due 07/01/2029	75	75

Graphic Packaging International LLC
3.500% due 03/15/2028	75	69

Grifols SA
4.750% due 10/15/2028	25	21

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026	25	24

HealthEquity, Inc.
4.500% due 10/01/2029	150	139

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032	125	108

Hilton Grand Vacations Borrower Escrow LLC
5.000% due 06/01/2029	75	70

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hologic, Inc.
3.250% due 02/15/2029	$125	$112

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)	75	75

Imola Merger Corp.
4.750% due 05/15/2029	175	164

INEOS Quattro Finance 2 PLC
9.625% due 03/15/2029	25	27

Ingevity Corp.
3.875% due 11/01/2028	75	68

Intelligent Packaging Ltd. Finco, Inc.
6.000% due 09/15/2028	125	119

Intelsat Jackson Holdings SA
6.500% due 03/15/2030	100	93

International Game Technology PLC
5.250% due 01/15/2029	75	73

Jazz Securities DAC
4.375% due 01/15/2029	25	23

Kodiak Gas Services LLC
7.250% due 02/15/2029	100	102

LABL, Inc.
6.750% due 07/15/2026	150	148

Lamar Media Corp.
4.000% due 02/15/2030	50	46

Lamb Weston Holdings, Inc.
4.125% due 01/31/2030	75	68

Level 3 Financing, Inc.
10.500% due 05/15/2030	25	26

LifePoint Health, Inc.
11.000% due 10/15/2030	150	161

Live Nation Entertainment, Inc.
4.750% due 10/15/2027	150	143

Madison IAQ LLC
4.125% due 06/30/2028	25	23

MajorDrive Holdings LLC
6.375% due 06/01/2029	75	70

Matador Resources Co.
6.500% due 04/15/2032 (a)	50	50

Mauser Packaging Solutions Holding Co.
7.875% due 08/15/2026	150	153

Medline Borrower LP
3.875% due 04/01/2029	300	273

Merlin Entertainments Group U.S. Holdings, Inc.
7.375% due 02/15/2031	25	25

MGM China Holdings Ltd.
4.750% due 02/01/2027	75	72

Mineral Resources Ltd.
9.250% due 10/01/2028	75	79

Miter Brands Acquisition Holdco, Inc.
6.750% due 04/01/2032	50	50

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	21

Schedule of Investments PIMCO Sector Fund Series — H (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPH Acquisition Holdings LLC
5.500% due 09/01/2028	$75	$64

Nabors Industries, Inc.
7.375% due 05/15/2027	50	50

NCL Corp. Ltd.
5.875% due 02/15/2027	200	198

NCR Atleos Corp.
9.500% due 04/01/2029	25	27

Neptune Bidco U.S., Inc.
9.290% due 04/15/2029	75	71

New Fortress Energy, Inc.
6.500% due 09/30/2026	75	72
8.750% due 03/15/2029	50	50

Newfold Digital Holdings Group, Inc.
11.750% due 10/15/2028	75	81

Nexstar Media, Inc.
4.750% due 11/01/2028	50	46

NextEra Energy Operating Partners LP
7.250% due 01/15/2029	75	77

Noble Finance LLC
8.000% due 04/15/2030	200	208

Nordstrom, Inc.
5.000% due 01/15/2044	50	39

Northriver Midstream Finance LP
5.625% due 02/15/2026	125	124

Novelis Corp.
4.750% due 01/30/2030	100	92

Olympus Water U.S. Holding Corp.
4.250% due 10/01/2028	150	136

ON Semiconductor Corp.
3.875% due 09/01/2028	75	69

Open Text Corp.
3.875% due 02/15/2028	100	93

Option Care Health, Inc.
4.375% due 10/31/2029	25	23

Organon & Co.
4.125% due 04/30/2028	225	210

Outfront Media Capital LLC
4.250% due 01/15/2029	75	68

Performance Food Group, Inc.
4.250% due 08/01/2029	125	115

Perrigo Finance Unlimited Co.
4.650% due 06/15/2030	50	46

PetSmart, Inc.
4.750% due 02/15/2028	75	70
7.750% due 02/15/2029	75	73

Phinia, Inc.
6.750% due 04/15/2029 (a)	50	51

Post Holdings, Inc.
4.500% due 09/15/2031	200	180

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Security Services Borrower LLC
5.750% due 04/15/2026	$100	$100

Raising Cane’s Restaurants LLC
9.375% due 05/01/2029	125	135

Rand Parent LLC
8.500% due 02/15/2030	75	74

Resorts World Las Vegas LLC
4.625% due 04/16/2029	75	69

Rivian Holdings LLC
11.493% due 10/15/2026 •	125	126

ROBLOX Corp.
3.875% due 05/01/2030	25	22

Rockcliff Energy LLC
5.500% due 10/15/2029	150	141

Rolls-Royce PLC
5.750% due 10/15/2027	75	75

Royal Caribbean Cruises Ltd.
5.375% due 07/15/2027	150	148
5.500% due 04/01/2028	200	198

Sabre Global, Inc.
8.625% due 06/01/2027	75	66

Scientific Games Holdings LP
6.625% due 03/01/2030	25	24

SCIH Salt Holdings, Inc.
4.875% due 05/01/2028	25	23

Scripps Escrow, Inc.
5.875% due 07/15/2027	25	21

Seadrill Finance Ltd.
8.375% due 08/01/2030	150	158

Seagate HDD Cayman
4.091% due 06/01/2029	50	46
5.750% due 12/01/2034	75	73

Sealed Air Corp.
6.125% due 02/01/2028	75	75

Sensata Technologies BV
4.000% due 04/15/2029	100	91

Simmons Foods, Inc.
4.625% due 03/01/2029	125	111

Sirius XM Radio, Inc.
4.000% due 07/15/2028	200	183

Southwestern Energy Co.
5.375% due 03/15/2030	100	96

Spirit AeroSystems, Inc.
9.375% due 11/30/2029	50	55
9.750% due 11/15/2030	125	140

Spirit Loyalty Cayman Ltd.
8.000% due 09/20/2025	100	76

SRS Distribution, Inc.
4.625% due 07/01/2028	25	25

Stagwell Global LLC
5.625% due 08/15/2029	125	114

22	PIMCO SECTOR FUND SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Industries, Inc.
4.750% due 01/15/2028	$175	$167

Star Parent, Inc.
9.000% due 10/01/2030	75	79

Station Casinos LLC
4.500% due 02/15/2028	125	118
6.625% due 03/15/2032	50	51

TEGNA, Inc.
5.000% due 09/15/2029	75	67

Tenet Healthcare Corp.
4.625% due 06/15/2028	350	334

Toledo Hospital
6.015% due 11/15/2048	25	21

TopBuild Corp.
4.125% due 02/15/2032	150	133

TransDigm, Inc.
4.625% due 01/15/2029	100	93
6.375% due 03/01/2029	325	326

Transocean, Inc.
7.250% due 11/01/2025	35	35
8.750% due 02/15/2030	68	70

Travel & Leisure Co.
6.000% due 04/01/2027	75	75

TriNet Group, Inc.
3.500% due 03/01/2029	25	22

Twilio, Inc.
3.875% due 03/15/2031	25	22

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026	25	24

U.S. Foods, Inc.
4.750% due 02/15/2029	150	143

Uber Technologies, Inc.
4.500% due 08/15/2029	125	119

UKG, Inc.
6.875% due 02/01/2031	150	153

United Airlines, Inc.
4.625% due 04/15/2029	125	116

United Rentals North America, Inc.
3.875% due 02/15/2031	125	112

Univision Communications, Inc.
6.625% due 06/01/2027	100	98

Valaris Ltd.
8.375% due 04/30/2030	200	207

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029	225	203

Venture Global LNG, Inc.
9.500% due 02/01/2029	375	404

Viavi Solutions, Inc.
3.750% due 10/01/2029	100	86

Victoria’s Secret & Co.
4.625% due 07/15/2029	25	21

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Viper Energy Partners LP
5.375% due 11/01/2027		$50	$49

Vital Energy, Inc.
7.875% due 04/15/2032		50	51

Vmed O2 U.K. Financing PLC
4.750% due 07/15/2031		325	280

VOC Escrow Ltd.
5.000% due 02/15/2028		150	144

Walgreens Boots Alliance, Inc.
2.125% due 11/20/2026	EUR	125	129

Wand NewCo 3, Inc.
7.625% due 01/30/2032		$150	155

Weatherford International Ltd.
8.625% due 04/30/2030		50	52

Western Digital Corp.
4.750% due 02/15/2026		100	98

WMG Acquisition Corp.
3.000% due 02/15/2031		250	213

Wynn Resorts Finance LLC
7.125% due 02/15/2031		150	155

XPO, Inc.
7.125% due 06/01/2031		75	77

Yum! Brands, Inc.
4.750% due 01/15/2030		100	95

Ziggo BV
4.875% due 01/15/2030		100	90

ZipRecruiter, Inc.
5.000% due 01/15/2030		75	66

ZoomInfo Technologies LLC
3.875% due 02/01/2029		75	68

			18,925

UTILITIES 3.1%

Antero Midstream Partners LP
5.750% due 03/01/2027		200	198

Clearway Energy Operating LLC
3.750% due 02/15/2031		75	64

Edison International
8.125% due 06/15/2053 •		75	78

Electricite de France SA
9.125% due 03/15/2033 •(e)		75	83

FirstEnergy Corp.
3.400% due 03/01/2050		75	52
4.150% due 07/15/2027		75	72

Genesis Energy LP
8.000% due 01/15/2027		100	101

PBF Holding Co. LLC
6.000% due 02/15/2028		25	24

Tallgrass Energy Partners LP
7.375% due 02/15/2029		150	151

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Schedule of Investments PIMCO Sector Fund Series — H (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telecom Italia Capital SA
7.200% due 07/18/2036	$100	$98

TerraForm Power Operating LLC
5.000% due 01/31/2028	75	71

Vodafone Group PLC
5.125% due 06/04/2081 •	50	38

		1,030

Total Corporate Bonds & Notes (Cost $23,378)		23,426

U.S. TREASURY OBLIGATIONS 14.3%

U.S. Treasury Notes
3.250% due 06/30/2027	4,350	4,202
4.000% due 02/15/2034	525	516

Total U.S. Treasury Obligations (Cost $4,712)		4,718

SHORT-TERM INSTRUMENTS 1.5%

U.S. TREASURY BILLS 1.5%
5.371% due 06/06/2024 (c)(d)	500	495

Total Short-Term Instruments (Cost $495)		495

Total Investments in Securities (Cost $29,152)		29,208

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.1%

SHORT-TERM INSTRUMENTS 10.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.1%

PIMCO Short-Term Floating NAV Portfolio III	340,977	$	3,317

Total Short-Term Instruments (Cost $3,317)			3,317

Total Investments in Affiliates (Cost $3,317)			3,317

Total Investments 98.5% (Cost $32,469)		$	32,525

Financial Derivative Instruments (f)(g) 0.0% (Cost or Premiums, net $344)			2

Other Assets and Liabilities, net 1.5%			501

Net Assets 100.0%		$	33,028

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Zero coupon security.

(d)	Coupon represents a yield to maturity.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

24	PIMCO SECTOR FUND SERIES	See Accompanying Notes

March 31, 2024

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2024	2	$214	$(1)	$0	$0

Total Futures Contracts				$(1)	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2028	2.483%		$125	$12	$1	$13	$0	$0
Calpine Corp.	5.000	Quarterly	12/20/2028	2.190		100	10	2	12	0	0
Carnival Corp.	1.000	Quarterly	12/20/2028	2.202		175	(14)	5	(9)	0	(1)
Cellnex Telecom SA	5.000	Quarterly	12/20/2030	1.429	EUR	100	22	1	23	1	0

							$30	$9	$39	$1	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-41 5-Year Index	5.000%	Quarterly	12/20/2028	$3,663	$236	$40	$276	$1	$0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029	1,100	78	3	81	0	0

					$314	$43	$357	$1	$0

Total Swap Agreements					$344	$52	$396	$2	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2	$2	$0	$0	$(1)	$(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Schedule of Investments PIMCO Sector Fund Series — H (Cont.)

Cash of $549 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RBC	05/2024	EUR	120	$	130	$0	$0
SSB	04/2024		120		130	1	0

Total Forward Foreign Currency Contracts						$1	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
SSB	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

26	PIMCO SECTOR FUND SERIES	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$0	$2

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

	$0	$2	$0	$1	$0	$3

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$24	$0	$0	$0	$24

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$51	$0	$0	$0	$51

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

	$0	$51	$0	$1	$0	$52

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Schedule of Investments PIMCO Sector Fund Series — H (Cont.)

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$349	$220	$569
Corporate Bonds & Notes
Banking & Finance	0	3,471	0	3,471
Industrials	0	18,925	0	18,925
Utilities	0	1,030	0	1,030
U.S. Treasury Obligations	0	4,718	0	4,718
Short-Term Instruments
U.S. Treasury Bills	0	495	0	495

	$0	$28,988	$220	$29,208

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,317	$0	$0	$3,317

Total Investments	$3,317	$28,988	$220	$32,525

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2	0	2
Over the counter	0	1	0	1

	$0	$3	$0	$3

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$2	$0	$2

Totals	$3,317	$28,990	$220	$32,527

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

28	PIMCO SECTOR FUND SERIES	See Accompanying Notes

Schedule of Investments PIMCO Sector Fund Series — I

March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.2%

CORPORATE BONDS & NOTES 79.7%

BANKING & FINANCE 37.3%

ABN AMRO Bank NV
6.339% due 09/18/2027 •	$2,100	$2,137
6.575% due 10/13/2026 •	2,000	2,020

AerCap Ireland Capital DAC
1.650% due 10/29/2024	500	488
2.450% due 10/29/2026	600	557
3.000% due 10/29/2028	600	543
5.100% due 01/19/2029	700	696
5.300% due 01/19/2034	1,600	1,572
5.750% due 06/06/2028	450	456
6.100% due 01/15/2027	1,500	1,525

AIA Group Ltd.
5.375% due 04/05/2034 (b)	6,400	6,418
5.625% due 10/25/2027	200	205

AIB Group PLC
6.608% due 09/13/2029 •	1,500	1,564

Aircastle Ltd.
5.950% due 02/15/2029	3,300	3,304
6.500% due 07/18/2028	800	817

Alexandria Real Estate Equities, Inc.
5.250% due 05/15/2036	1,000	982

Ally Financial, Inc.
5.800% due 05/01/2025	2,000	1,997
6.700% due 02/14/2033	200	202
6.848% due 01/03/2030 •	900	927
6.992% due 06/13/2029 •	200	207
8.000% due 11/01/2031	300	334

American Express Co.
5.282% due 07/27/2029 •	1,000	1,007
6.355% (SOFRINDX + 1.000%) due 02/16/2028	2,900	2,911
6.489% due 10/30/2031 •	1,000	1,072

American Homes 4 Rent LP
4.250% due 02/15/2028	300	288
5.500% due 02/01/2034	1,900	1,895

American Tower Corp.
1.300% due 09/15/2025	200	189
1.500% due 01/31/2028	1,700	1,485
2.100% due 06/15/2030	900	748
2.400% due 03/15/2025	300	291
3.100% due 06/15/2050	1,900	1,264
3.550% due 07/15/2027	500	476
5.650% due 03/15/2033	500	508
5.800% due 11/15/2028	1,000	1,025

Antares Holdings LP
6.500% due 02/08/2029	2,400	2,385
7.950% due 08/11/2028	1,500	1,560

Aon North America, Inc.
5.150% due 03/01/2029	700	704

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.300% due 03/01/2031		$1,000	$1,008

Ares Capital Corp.
3.250% due 07/15/2025		500	483
5.875% due 03/01/2029		2,000	1,995
7.000% due 01/15/2027		1,100	1,132

Ares Management Corp.
6.375% due 11/10/2028		1,500	1,573

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		900	792

Athene Global Funding
5.339% due 01/15/2027		700	697
5.516% due 03/25/2027		100	100
5.583% due 01/09/2029		800	806
6.574% (SOFRINDX + 1.210%) due 03/25/2027 ~		1,300	1,301

Athene Holding Ltd.
5.875% due 01/15/2034		1,100	1,103

Aviation Capital Group LLC
6.250% due 04/15/2028		300	306
6.750% due 10/25/2028		1,800	1,878

Avolon Holdings Funding Ltd.
5.750% due 03/01/2029		1,500	1,494
6.375% due 05/04/2028		1,275	1,302

Banco Bilbao Vizcaya Argentaria SA
4.625% due 01/13/2031 •	EUR	800	902
5.381% due 03/13/2029		$1,400	1,413
7.883% due 11/15/2034 •		2,000	2,190

Banco Santander SA
2.746% due 05/28/2025		1,900	1,837
4.175% due 03/24/2028 •		2,400	2,314
5.147% due 08/18/2025		200	199
5.294% due 08/18/2027		200	200
5.552% due 03/14/2028 •		1,400	1,401
6.742% (SOFRRATE + 1.380%) due 03/14/2028 ~		1,600	1,607

Bank of America Corp.
1.922% due 10/24/2031 •		1,800	1,467
2.884% due 10/22/2030 •		1,400	1,244
3.593% due 07/21/2028 •		200	190
3.824% due 01/20/2028 •		300	289
5.202% due 04/25/2029 •		2,400	2,403
5.288% due 04/25/2034 •		7,000	6,982
5.468% due 01/23/2035 •		6,900	6,948
5.933% due 09/15/2027 •		1,100	1,115

Bank of Ireland Group PLC
5.601% due 03/20/2030 •		1,500	1,506
6.253% due 09/16/2026 •		200	201

Bank of Montreal
4.689% due 07/28/2029		500	498

Bank of New York Mellon Corp.
4.975% due 03/14/2030 •		2,200	2,203

Banque Federative du Credit Mutuel SA
5.896% due 07/13/2026		300	304

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays PLC
2.645% due 06/24/2031 •	$1,500	$1,267
4.836% due 05/09/2028	2,300	2,235
5.501% due 08/09/2028 •	2,300	2,294
6.496% due 09/13/2027 •	1,900	1,939
9.625% due 12/15/2029 •(d)(e)	1,500	1,594

BBVA Bancomer SA
8.125% due 01/08/2039 •(e)	900	933

BGC Group, Inc.
8.000% due 05/25/2028	1,718	1,827

BlackRock Funding, Inc.
5.000% due 03/14/2034	1,100	1,105

BNP Paribas SA
8.000% due 08/22/2031 •(d)(e)	2,400	2,456

BOOST NEWCO BORROWER LLC
7.500% due 01/15/2031	500	524

Boston Properties LP
6.750% due 12/01/2027	100	104

BPCE SA
5.716% due 01/18/2030 •	1,800	1,809
5.975% due 01/18/2027 •	500	502
6.612% due 10/19/2027 •	800	817
6.714% due 10/19/2029 •	500	523

Brandywine Operating Partnership LP
3.950% due 11/15/2027	2,500	2,239

Brown & Brown, Inc.
4.200% due 03/17/2032	950	878

CaixaBank SA
5.673% due 03/15/2030 •	1,900	1,900
6.037% due 06/15/2035 •	200	202
6.208% due 01/18/2029 •	1,300	1,327
6.684% due 09/13/2027 •	3,500	3,578

Cantor Fitzgerald LP
7.200% due 12/12/2028	1,500	1,553

Capital One Financial Corp.
5.700% due 02/01/2030 •	3,000	3,026
6.312% due 06/08/2029 •	500	514
6.377% due 06/08/2034 •	1,300	1,351
7.624% due 10/30/2031 •	1,600	1,768

CBRE Services, Inc.
4.875% due 03/01/2026	1,600	1,584
5.500% due 04/01/2029	3,100	3,121

Charles Schwab Corp.
6.196% due 11/17/2029 •	2,200	2,288

Chubb INA Holdings, Inc.
5.000% due 03/15/2034	1,800	1,807

Citibank NA
5.488% due 12/04/2026	5,400	5,459
6.420% (SOFRINDX + 1.060%) due 12/04/2026 ~	2,100	2,128

Citigroup, Inc.
5.827% due 02/13/2035 •	1,600	1,585

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citizens Bank NA
5.284% due 01/26/2026 •	$250	$246

Citizens Financial Group, Inc.
5.841% due 01/23/2030 •	1,700	1,698

CNA Financial Corp.
5.125% due 02/15/2034	200	195

Commonwealth Bank of Australia
5.837% due 03/13/2034 (e)	2,000	2,012

Cooperatieve Rabobank UA
5.041% due 03/05/2027	1,500	1,506
5.500% due 07/18/2025	400	402
5.500% due 10/05/2026	1,500	1,517
5.564% due 02/28/2029 •	2,800	2,819

Corebridge Financial, Inc.
3.650% due 04/05/2027	600	573
3.900% due 04/05/2032	2,200	1,981

Credit Agricole SA
5.589% due 07/05/2026	400	403
6.316% due 10/03/2029 •	1,500	1,556

Credit Suisse AG
1.250% due 08/07/2026	400	365

Crown Castle, Inc.
1.050% due 07/15/2026	500	455
2.250% due 01/15/2031	1,800	1,482
3.650% due 09/01/2027	800	759
3.700% due 06/15/2026	600	580
5.800% due 03/01/2034	400	409

Danske Bank AS
5.705% due 03/01/2030 •	700	705
6.259% due 09/22/2026 •	1,900	1,919

DBS Group Holdings Ltd.
5.479% due 09/12/2025	900	903

Deutsche Bank AG
3.742% due 01/07/2033 •	2,100	1,736
3.961% due 11/26/2025 •	600	592
5.706% due 02/08/2028 •	1,100	1,099
6.119% due 07/14/2026 •	400	402
6.720% due 01/18/2029 •	1,500	1,552
6.819% due 11/20/2029 •	1,900	1,987

Digital Realty Trust LP
5.550% due 01/15/2028	1,640	1,652

Discover Bank
4.650% due 09/13/2028	400	387

Discover Financial Services
4.100% due 02/09/2027	800	772
7.964% due 11/02/2034 •	500	567

EPR Properties
3.600% due 11/15/2031	2,000	1,673
3.750% due 08/15/2029	3,100	2,741
4.500% due 06/01/2027	200	190
4.950% due 04/15/2028	1,400	1,334

30	PIMCO SECTOR FUND SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equinix, Inc.
1.250% due 07/15/2025	$200	$189
1.450% due 05/15/2026	1,900	1,748
3.000% due 07/15/2050	300	197

Equitable Financial Life Global Funding
5.450% due 03/03/2028	400	399

Equitable Holdings, Inc.
4.350% due 04/20/2028	1,200	1,164

ERP Operating LP
2.850% due 11/01/2026	400	379

Essex Portfolio LP
5.500% due 04/01/2034	600	601

Extra Space Storage LP
5.700% due 04/01/2028	400	407

Fairfax Financial Holdings Ltd.
6.000% due 12/07/2033	325	332

Federation des Caisses Desjardins du Quebec
4.400% due 08/23/2025	200	198
5.250% due 04/26/2029	1,200	1,198
5.700% due 03/14/2028	200	203

Fifth Third Bancorp
4.772% due 07/28/2030 •	200	193
5.631% due 01/29/2032 •	900	902

Fifth Third Bank NA
5.852% due 10/27/2025 •	250	250

Ford Motor Credit Co. LLC
2.900% due 02/16/2028	1,000	905
3.815% due 11/02/2027	400	375
4.125% due 08/17/2027	1,200	1,139
4.271% due 01/09/2027	400	385
5.800% due 03/05/2027	400	402
5.800% due 03/08/2029	800	804
6.798% due 11/07/2028	3,100	3,238
6.950% due 06/10/2026	200	204
7.122% due 11/07/2033	1,300	1,400
7.200% due 06/10/2030	300	319
7.350% due 11/04/2027	1,900	1,994

GATX Corp.
6.050% due 03/15/2034	1,300	1,339

General Motors Financial Co., Inc.
2.700% due 08/20/2027	200	184
5.750% due 02/08/2031	2,000	2,022
5.850% due 04/06/2030	700	714
6.000% due 01/09/2028	500	513

Global Atlantic Fin Co.
6.750% due 03/15/2054	1,300	1,335

GLP Capital LP
4.000% due 01/15/2030	1,050	959
4.000% due 01/15/2031	1,900	1,697
5.250% due 06/01/2025	200	199
5.300% due 01/15/2029	2,700	2,657
5.750% due 06/01/2028	3,100	3,105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Bank USA
6.133% (SOFRRATE + 0.770%) due 03/18/2027 ~		$3,100	$3,100

Goldman Sachs Group, Inc.
1.948% due 10/21/2027 •		1,400	1,287
2.615% due 04/22/2032 •		3,791	3,183
3.102% due 02/24/2033 •		2,575	2,203
3.615% due 03/15/2028 •		1,300	1,244
5.798% due 08/10/2026 •		700	702
7.250% due 04/10/2028	GBP	200	273

Golub Capital BDC, Inc.
7.050% due 12/05/2028		$1,800	1,844

HAT Holdings LLC
8.000% due 06/15/2027		1,900	1,984

Highwoods Realty LP
3.050% due 02/15/2030		200	169
7.650% due 02/01/2034		1,100	1,201

Host Hotels & Resorts LP
2.900% due 12/15/2031		4,431	3,685
3.500% due 09/15/2030		1,500	1,335
4.500% due 02/01/2026		100	98

HPS Corporate Lending Fund
6.750% due 01/30/2029		1,500	1,498

HSBC Holdings PLC
5.546% due 03/04/2030 •		2,500	2,516
5.719% due 03/04/2035 •		2,000	2,025
7.390% due 11/03/2028 •		3,500	3,725

HSBC USA, Inc.
5.294% due 03/04/2027		2,400	2,415

Hudson Pacific Properties LP
3.250% due 01/15/2030		600	463
5.950% due 02/15/2028		1,200	1,110

ING Bank Australia Ltd.
4.837% due 03/22/2027	AUD	1,100	719

ING Groep NV
5.335% due 03/19/2030 •		$2,500	2,495
5.550% due 03/19/2035 •		1,000	993

Intesa Sanpaolo SpA
6.625% due 06/20/2033		5,300	5,504
7.200% due 11/28/2033		1,300	1,401

Invitation Homes Operating Partnership LP
5.450% due 08/15/2030		1,700	1,707

Jones Lang LaSalle, Inc.
6.875% due 12/01/2028		1,600	1,696

JPMorgan Chase & Co.
3.509% due 01/23/2029 •		2,300	2,176
3.782% due 02/01/2028 •		100	96
3.960% due 01/29/2027 •		500	488
4.323% due 04/26/2028 •		500	489
4.452% due 12/05/2029 •		1,200	1,170
4.851% due 07/25/2028 •		1,200	1,190
5.040% due 01/23/2028 •		1,800	1,794

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	31

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.350% due 06/01/2034 •		$4,100	$4,117
6.087% due 10/23/2029 •		1,400	1,456
6.254% due 10/23/2034 •		1,600	1,710
6.550% (SOFRRATE + 1.200%) due 01/23/2028 ~		2,200	2,225

JPMorgan Chase Bank NA
6.361% (SOFRRATE + 1.000%) due 12/08/2026 ~		700	712

KBC Group NV
5.796% due 01/19/2029 •		3,800	3,835
6.324% due 09/21/2034 •		900	945

KeyBank NA
3.300% due 06/01/2025		200	194

Kilroy Realty LP
2.500% due 11/15/2032		1,400	1,055
2.650% due 11/15/2033		300	223
4.250% due 08/15/2029		200	184
4.375% due 10/01/2025		700	685
6.250% due 01/15/2036		400	391

Kimco Realty OP LLC
3.800% due 04/01/2027		800	769

Kite Realty Group LP
5.500% due 03/01/2034		1,000	994

Kite Realty Group Trust
4.000% due 03/15/2025		100	98

Lazard Group LLC
4.375% due 03/11/2029		450	432
6.000% due 03/15/2031		1,400	1,415

Lloyds Banking Group PLC
2.438% due 02/05/2026 •		900	875
5.462% due 01/05/2028 •		2,300	2,301
5.871% due 03/06/2029 •		1,100	1,118
5.985% due 08/07/2027 •		800	808

LPL Holdings, Inc.
6.750% due 11/17/2028		1,600	1,676

Lseg U.S. Fin Corp.
5.297% due 03/28/2034		2,400	2,416

LXP Industrial Trust
6.750% due 11/15/2028		1,700	1,773

Main Street Capital Corp.
6.950% due 03/01/2029		1,200	1,220

Marsh & McLennan Cos., Inc.
5.450% due 03/15/2053		750	755

MDGH GMTN RSC Ltd.
5.875% due 05/01/2034		600	641

Mitsubishi HC Capital, Inc.
5.080% due 09/15/2027		200	200

Mizuho Financial Group, Inc.
5.739% due 05/27/2031 •		300	308

Morgan Stanley
2.475% due 01/21/2028 •		900	837
3.955% due 03/21/2035 •	EUR	2,000	2,192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.679% due 07/17/2026 •		$500	$495
5.123% due 02/01/2029 •		1,100	1,098
5.250% due 04/21/2034 •		2,300	2,283
5.424% due 07/21/2034 •		5,600	5,620
5.449% due 07/20/2029 •		1,800	1,816
6.407% due 11/01/2029 •		1,000	1,049

Morgan Stanley Bank NA
4.952% due 01/14/2028 •		1,900	1,893
6.427% (SOFRRATE + 1.080%) due 01/14/2028 ~		1,600	1,621

Mutual of Omaha Cos. Global Funding
5.450% due 12/12/2028		400	408

Nationwide Building Society
4.302% due 03/08/2029 •		1,250	1,197
6.557% due 10/18/2027 •		2,100	2,155

NatWest Group PLC
3.073% due 05/22/2028 •		2,400	2,241
4.892% due 05/18/2029 •		900	881
5.516% due 09/30/2028 •		2,300	2,302
7.472% due 11/10/2026 •		500	514

Nissan Motor Acceptance Co. LLC
6.950% due 09/15/2026		1,500	1,541

Nomura Holdings, Inc.
1.851% due 07/16/2025		500	476
2.329% due 01/22/2027		600	553
2.679% due 07/16/2030		200	171
6.070% due 07/12/2028		600	618

Oaktree Strategic Credit Fund
8.400% due 11/14/2028		1,900	2,017

Piedmont Operating Partnership LP
9.250% due 07/20/2028		1,200	1,279

PNC Financial Services Group, Inc.
5.300% due 01/21/2028 •		2,000	2,003
5.582% due 06/12/2029 •		900	911
5.812% due 06/12/2026 •		100	100
6.615% due 10/20/2027 •		1,400	1,442

Popular, Inc.
7.250% due 03/13/2028		400	410

Principal Life Global Funding
5.500% due 06/28/2028		200	202

PROLOGIS TARGETED U.S. Co.
5.250% due 04/01/2029		1,800	1,796
5.500% due 04/01/2034		800	805

Protective Life Global Funding
4.992% due 01/12/2027		1,500	1,498

Radian Group, Inc.
6.200% due 05/15/2029		1,100	1,117

Realty Income Corp.
4.875% due 07/06/2030	EUR	500	572
5.125% due 07/06/2034		400	472

Reinsurance Group of America, Inc.
6.000% due 09/15/2033		$200	208

32	PIMCO SECTOR FUND SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Retail Opportunity Investments Partnership LP
6.750% due 10/15/2028	$1,000	$1,036

RGA Global Funding
5.500% due 01/11/2031	2,000	2,007

Royal Bank of Canada
4.875% due 01/19/2027	2,200	2,196

SAFEHOLD GL HOLDINGS LLC
6.100% due 04/01/2034	1,900	1,889

Sammons Financial Group, Inc.
6.875% due 04/15/2034	2,500	2,519

Santander Holdings USA, Inc.
6.174% due 01/09/2030 •	2,500	2,524

Santander U.K. Group Holdings PLC
1.532% due 08/21/2026 •	600	565
2.896% due 03/15/2032 •	500	426
3.823% due 11/03/2028 •	2,400	2,258
6.833% due 11/21/2026 •	600	610

Simon Property Group LP
6.250% due 01/15/2034	1,500	1,605

Sixth Street Lending Partners
6.500% due 03/11/2029	3,000	3,000

Sixth Street Specialty Lending, Inc.
6.125% due 03/01/2029	4,100	4,080

Skandinaviska Enskilda Banken AB
1.200% due 09/09/2026	800	727
1.400% due 11/19/2025	800	753

SMBC Aviation Capital Finance DAC
5.300% due 04/03/2029 (b)	1,100	1,098
5.700% due 07/25/2033	1,300	1,312

Societe Generale SA
3.625% due 03/01/2041	200	138

Standard Chartered PLC
3.971% due 03/30/2026 •	500	491
6.301% due 01/09/2029 •	400	412
6.750% due 02/08/2028 •	4,200	4,331
7.875% due 03/08/2030 •(d)(e)	2,500	2,492

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029	2,600	2,358
5.880% due 07/13/2026	500	508
6.600% due 06/05/2034 •(d)(e)	2,600	2,610

Sumitomo Mitsui Trust Bank Ltd.
5.200% due 03/07/2027	700	701

Sun Communities Operating LP
2.300% due 11/01/2028	1,400	1,224

Swedbank AB
5.407% due 03/14/2029	1,800	1,802

Swiss RE Subordinated Finance PLC
5.698% due 04/05/2035 •(b)	1,200	1,201

Synchrony Bank
5.625% due 08/23/2027	2,550	2,504

Synchrony Financial
3.950% due 12/01/2027	2,300	2,153

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toronto-Dominion Bank
4.701% due 06/05/2027	$300	$298
5.523% due 07/17/2028	600	613
6.013% (SOFRRATE + 0.650%) due 03/19/2027 ~	400	402

Truist Financial Corp.
5.435% due 01/24/2030 •	500	500
5.711% due 01/24/2035 •	1,600	1,608
7.161% due 10/30/2029 •	550	587

Trust Fibra Uno
7.375% due 02/13/2034	1,500	1,499

U.S. Bancorp
5.384% due 01/23/2030 •	1,700	1,708
6.787% due 10/26/2027 •	1,150	1,191

UBS AG
5.650% due 09/11/2028	600	614
5.800% due 09/11/2025	800	806

UBS Group AG
1.305% due 02/02/2027 •	2,300	2,129
2.193% due 06/05/2026 •	4,300	4,124
2.593% due 09/11/2025 •	300	296
4.194% due 04/01/2031 •	1,400	1,301
4.550% due 04/17/2026	700	689
4.703% due 08/05/2027 •	400	393
6.327% due 12/22/2027 •	2,500	2,555
9.250% due 11/13/2028 •(d)(e)	1,000	1,086

Ventas Realty LP
2.650% due 01/15/2025	300	293

VICI Properties LP
4.125% due 08/15/2030	1,000	910
4.375% due 05/15/2025	300	295
4.750% due 02/15/2028	800	781
5.125% due 05/15/2032	1,900	1,819
5.625% due 05/15/2052	2,100	1,948
5.750% due 04/01/2034	900	892

Vornado Realty LP
2.150% due 06/01/2026	100	91

Wells Fargo & Co.
2.406% due 10/30/2025 •	2,150	2,109
2.879% due 10/30/2030 •	1,500	1,326
3.000% due 10/23/2026	400	379
3.908% due 04/25/2026 •	1,900	1,865
4.808% due 07/25/2028 •	1,500	1,478
5.557% due 07/25/2034 •	2,700	2,712
5.574% due 07/25/2029 •	1,400	1,417
6.491% due 10/23/2034 •	1,100	1,180

Wells Fargo Bank NA
5.254% due 12/11/2026	1,900	1,908
6.056% (SOFRRATE + 0.710%) due 01/15/2026 ~	2,000	2,009

Weyerhaeuser Co.
4.000% due 11/15/2029	600	566
4.000% due 04/15/2030	900	851

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WP Carey, Inc.
4.000% due 02/01/2025		$100	$99

			466,956

INDUSTRIALS 32.7%

AbbVie, Inc.
3.200% due 11/21/2029		200	184
4.625% due 10/01/2042		2,100	1,961
4.800% due 03/15/2027		800	801
4.800% due 03/15/2029		2,600	2,605

AEP Transmission Co. LLC
5.150% due 04/01/2034		3,200	3,191

Air Canada Pass-Through Trust
3.300% due 07/15/2031		359	326
5.250% due 10/01/2030		997	981

Air Products & Chemicals, Inc.
4.600% due 02/08/2029		700	697
4.750% due 02/08/2031		2,100	2,094

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		363	354

Alibaba Group Holding Ltd.
2.700% due 02/09/2041		600	422

Alimentation Couche-Tard, Inc.
5.267% due 02/12/2034		2,600	2,594

Amazon.com, Inc.
3.100% due 05/12/2051		200	144

American Airlines Pass-Through Trust
3.200% due 12/15/2029		472	434
3.575% due 07/15/2029		873	819
3.600% due 03/22/2029		186	176

American Medical Systems Europe BV
3.500% due 03/08/2032	EUR	1,100	1,198

Amgen, Inc.
5.150% due 03/02/2028		$400	403
5.600% due 03/02/2043		500	509
5.650% due 03/02/2053		200	204
5.750% due 03/02/2063		1,500	1,531

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		850	766

AP Moller - Maersk AS
5.875% due 09/14/2033		1,000	1,029

Aptiv PLC
4.150% due 05/01/2052		500	383

ArcelorMittal SA
6.800% due 11/29/2032		300	321

Ashtead Capital, Inc.
5.800% due 04/15/2034		4,300	4,298

Astrazeneca Finance LLC
5.000% due 02/26/2034		2,200	2,210

AstraZeneca PLC
6.450% due 09/15/2037		700	792

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aurizon Network Pty. Ltd.
3.125% due 06/01/2026	EUR	700	$746

AutoZone, Inc.
5.050% due 07/15/2026		$500	501
6.250% due 11/01/2028		1,600	1,679

Bacardi Ltd.
5.250% due 01/15/2029		2,000	1,982
5.400% due 06/15/2033		200	199

BAE Systems PLC
5.125% due 03/26/2029		2,700	2,711

BAT Capital Corp.
5.834% due 02/20/2031		1,100	1,110
6.000% due 02/20/2034		2,000	2,026
6.343% due 08/02/2030		1,100	1,147
6.421% due 08/02/2033		800	837

Bayer U.S. Finance LLC
4.250% due 12/15/2025		1,600	1,561
6.375% due 11/21/2030		3,700	3,785
6.500% due 11/21/2033		1,300	1,323

Becton Dickinson & Co.
1.957% due 02/11/2031		1,300	1,067
4.298% due 08/22/2032		2,900	2,754
4.874% due 02/08/2029		801	797

Berry Global, Inc.
5.650% due 01/15/2034		900	896

BHP Billiton Finance USA Ltd.
5.250% due 09/08/2030		1,200	1,221

Boeing Co.
2.196% due 02/04/2026		600	562
2.250% due 06/15/2026		300	279
2.700% due 02/01/2027		1,200	1,106
2.800% due 03/01/2027		800	739
2.950% due 02/01/2030		600	519
3.200% due 03/01/2029		1,400	1,252
3.950% due 08/01/2059		1,900	1,302
4.875% due 05/01/2025		1,600	1,582
5.150% due 05/01/2030		4,100	3,969
5.930% due 05/01/2060		500	469

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		2,500	2,345
5.950% due 08/04/2033		1,200	1,243

BP Capital Markets America, Inc.
3.067% due 03/30/2050		1,200	1,104

Bristol-Myers Squibb Co.
3.900% due 03/15/2062		200	153
4.900% due 02/22/2029		200	201
5.100% due 02/22/2031		300	303

Broadcom Corp.
3.875% due 01/15/2027		200	194

Broadcom, Inc.
1.950% due 02/15/2028		300	268
2.450% due 02/15/2031		2,100	1,771
3.500% due 02/15/2041		800	621

34	PIMCO SECTOR FUND SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.150% due 04/15/2032		$500	$464
4.926% due 05/15/2037		1,600	1,519

Cameron LNG LLC
2.902% due 07/15/2031		2,000	1,718
3.302% due 01/15/2035		650	541

Campbell Soup Co.
5.400% due 03/21/2034		2,300	2,318

Canadian Natural Resources Ltd.
6.450% due 06/30/2033		1,000	1,067

Canadian Pacific Railway Co.
6.125% due 09/15/2115		500	531

Cardinal Health, Inc.
5.125% due 02/15/2029		1,900	1,905

Carlisle Cos., Inc.
3.500% due 12/01/2024		300	295

Carrier Global Corp.
4.125% due 05/29/2028	EUR	400	442
4.500% due 11/29/2032		1,100	1,261
5.800% due 11/30/2025		$2,000	2,014
5.900% due 03/15/2034		300	315

CDW LLC
3.250% due 02/15/2029		1,100	997
3.276% due 12/01/2028		2,300	2,101
3.569% due 12/01/2031		700	616

Centene Corp.
2.450% due 07/15/2028		300	266
2.500% due 03/01/2031		600	494
2.625% due 08/01/2031		3,800	3,122
3.000% due 10/15/2030		800	687
3.375% due 02/15/2030		1,200	1,063
4.625% due 12/15/2029		1,000	950

CenterPoint Energy Resources Corp.
5.250% due 03/01/2028		300	303

CGI, Inc.
1.450% due 09/14/2026		900	820

Charter Communications Operating LLC
3.850% due 04/01/2061		1,400	832
3.950% due 06/30/2062		1,300	785
4.400% due 12/01/2061		6,000	3,923
5.250% due 04/01/2053		300	238
5.500% due 04/01/2063		1,300	1,021
6.650% due 02/01/2034		2,600	2,666

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,100	1,024

Cheniere Energy Partners LP
3.250% due 01/31/2032		1,200	1,023
5.950% due 06/30/2033		200	205

Cheniere Energy, Inc.
4.625% due 10/15/2028		1,200	1,164
5.650% due 04/15/2034		1,500	1,512

Choice Hotels International, Inc.
3.700% due 12/01/2029		850	761

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cigna Group
4.375% due 10/15/2028	$2,000	$1,952
5.250% due 02/15/2034	2,000	1,998

CIMIC Finance USA Pty. Ltd.
7.000% due 03/25/2034	2,000	2,055

Cisco Systems, Inc.
4.950% due 02/26/2031	1,200	1,211
5.050% due 02/26/2034	1,000	1,014

CommonSpirit Health
6.073% due 11/01/2027	100	102

Concentrix Corp.
6.650% due 08/02/2026	500	504

Constellation Brands, Inc.
2.250% due 08/01/2031	1,400	1,157
4.500% due 05/09/2047	400	344
4.900% due 05/01/2033	600	589

Continental Resources, Inc.
4.375% due 01/15/2028	2,100	2,030

Corp. Nacional del Cobre de Chile
5.950% due 01/08/2034	1,000	1,001

CoStar Group, Inc.
2.800% due 07/15/2030	1,400	1,195

Cox Communications, Inc.
5.700% due 06/15/2033	200	202
5.800% due 12/15/2053	2,600	2,579

CSL Finanace PLC Co.
4.950% due 04/27/2062	200	184
5.106% due 04/03/2034 (b)	500	502

CVS Health Corp.
3.250% due 08/15/2029	700	642
5.300% due 06/01/2033	1,100	1,103
5.875% due 06/01/2053	600	611
6.000% due 06/01/2063	1,700	1,757

Daimler Truck Finance North America LLC
5.400% due 09/20/2028	1,700	1,725

DCP Midstream Operating LP
5.375% due 07/15/2025	445	444

Delta Air Lines Pass-Through Trust
2.000% due 12/10/2029	316	286

Delta Air Lines, Inc.
4.750% due 10/20/2028	1,000	978

Diageo Capital PLC
5.300% due 10/24/2027	200	203

Directv Financing LLC
8.875% due 02/01/2030	1,100	1,098

DT Midstream, Inc.
4.300% due 04/15/2032	1,300	1,182

Ecopetrol SA
8.375% due 01/19/2036	1,100	1,111
8.875% due 01/13/2033	500	529

Elevance Health, Inc.
5.850% due 01/15/2036	500	524

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.950% due 12/15/2034	$600	$638
6.100% due 10/15/2052	1,200	1,302

Enbridge, Inc.
7.625% due 01/15/2083 •	200	206
8.250% due 01/15/2084 •	600	626

Energy Transfer LP
3.900% due 07/15/2026	1,100	1,067
4.400% due 03/15/2027	1,200	1,175
4.750% due 01/15/2026	200	198
5.350% due 05/15/2045	1,000	924
5.400% due 10/01/2047	200	185
5.550% due 05/15/2034	2,900	2,911
5.950% due 05/15/2054	1,000	999
6.000% due 06/15/2048	375	373
6.050% due 12/01/2026	800	816
7.500% due 07/01/2038	1,600	1,846

EnLink Midstream LLC
6.500% due 09/01/2030	500	515

Entergy Louisiana LLC
2.900% due 03/15/2051	800	508
4.000% due 03/15/2033	1,200	1,104
5.350% due 03/15/2034	1,000	1,004

Enterprise Products Operating LLC
5.350% due 01/31/2033	700	715

EQT Corp.
5.700% due 04/01/2028	2,300	2,323
5.750% due 02/01/2034	2,500	2,493
7.000% due 02/01/2030	700	744

Equifax, Inc.
2.600% due 12/01/2024	400	392
5.100% due 06/01/2028	400	401

Expedia Group, Inc.
3.250% due 02/15/2030	300	270

Fiserv, Inc.
5.600% due 03/02/2033	1,400	1,428

Fox Corp.
6.500% due 10/13/2033	1,700	1,801

Freeport-McMoRan, Inc.
5.000% due 09/01/2027	100	99
5.400% due 11/14/2034	100	99
5.450% due 03/15/2043	200	192

General Mills, Inc.
4.700% due 01/30/2027	900	893

General Motors Co.
5.600% due 10/15/2032	300	304

Glencore Funding LLC
5.338% due 04/04/2027 (b)	3,200	3,199
5.400% due 05/08/2028	500	503

Global Payments, Inc.
1.500% due 11/15/2024	1,000	975
2.900% due 05/15/2030	100	87
2.900% due 11/15/2031	3,700	3,107
3.200% due 08/15/2029	100	90

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.150% due 08/15/2049		$400	$311
4.875% due 03/17/2031	EUR	200	228

Haleon U.S. Capital LLC
3.375% due 03/24/2027		$250	239
3.375% due 03/24/2029		1,300	1,210
3.625% due 03/24/2032		600	541

HCA, Inc.
4.375% due 03/15/2042		700	588
5.250% due 06/15/2049		400	365
5.375% due 02/01/2025		1,000	997
5.450% due 04/01/2031		3,700	3,721
5.625% due 09/01/2028		700	709
5.900% due 06/01/2053		1,400	1,409

HEICO Corp.
5.350% due 08/01/2033		1,150	1,154

Hess Corp.
3.500% due 07/15/2024		100	99

Honeywell International, Inc.
3.375% due 03/01/2030	EUR	1,500	1,622
3.750% due 03/01/2036		300	327

Howmet Aerospace, Inc.
3.000% due 01/15/2029		$3,400	3,074

Humana, Inc.
3.950% due 03/15/2027		400	387
5.375% due 04/15/2031		2,600	2,602
5.750% due 04/15/2054		400	403
5.875% due 03/01/2033		300	310

Hyatt Hotels Corp.
5.375% due 04/23/2025		700	698

Hyundai Capital America
5.500% due 03/30/2026		400	401
5.680% due 06/26/2028		300	304
6.404% (SOFRRATE + 1.040%) due 03/19/2027 ~		4,400	4,410
6.500% due 01/16/2029		2,000	2,099

Illumina, Inc.
5.750% due 12/13/2027		100	101
5.800% due 12/12/2025		200	200

Imperial Brands Finance PLC
3.500% due 07/26/2026		260	248
6.125% due 07/27/2027		200	204

Intel Corp.
5.150% due 02/21/2034		3,000	3,008

IQVIA, Inc.
5.700% due 05/15/2028		1,700	1,726

JDE Peet’s NV
2.250% due 09/24/2031		4,700	3,735

JT International Financial Services BV
3.875% due 09/28/2028		2,600	2,484

Keurig Dr Pepper, Inc.
5.050% due 03/15/2029		1,300	1,304
5.100% due 03/15/2027		1,500	1,503

36	PIMCO SECTOR FUND SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.245% (SOFRINDX + 0.880%) due 03/15/2027 ~		$1,200	$1,204

Kinder Morgan, Inc.
4.300% due 06/01/2025		2,000	1,972
5.000% due 02/01/2029		1,500	1,495
5.200% due 06/01/2033		600	591
5.400% due 02/01/2034		1,900	1,893

Kraft Heinz Foods Co.
3.500% due 03/15/2029	EUR	1,700	1,845
6.875% due 01/26/2039		$200	226

Kyndryl Holdings, Inc.
6.350% due 02/20/2034		2,600	2,670

L3Harris Technologies, Inc.
5.050% due 06/01/2029		2,000	1,994
5.250% due 06/01/2031		1,200	1,198

Lenovo Group Ltd.
5.831% due 01/27/2028		400	405

LKQ Corp.
5.750% due 06/15/2028		3,300	3,360

Marathon Oil Corp.
5.700% due 04/01/2034		2,900	2,901
6.800% due 03/15/2032		300	323

Marriott International, Inc.
2.850% due 04/15/2031		300	259
4.000% due 04/15/2028		500	481
4.625% due 06/15/2030		500	487
5.450% due 09/15/2026		600	603
5.550% due 10/15/2028		300	306

Marvell Technology, Inc.
1.650% due 04/15/2026		100	93
2.950% due 04/15/2031		1,050	908
5.950% due 09/15/2033		1,800	1,866

McDonald’s Corp.
6.300% due 10/15/2037		700	769

Mercedes-Benz Finance North America LLC
4.850% due 01/11/2029		500	498
5.000% due 01/11/2034		1,300	1,290

Merck & Co., Inc.
6.550% due 09/15/2037		700	800

Meta Platforms, Inc.
3.850% due 08/15/2032		100	94
5.750% due 05/15/2063		500	536

Micron Technology, Inc.
5.300% due 01/15/2031		1,200	1,207
5.375% due 04/15/2028		1,700	1,717
6.750% due 11/01/2029		1,100	1,181

Mileage Plus Holdings LLC
6.500% due 06/20/2027		455	458

Moody’s Corp.
2.000% due 08/19/2031		1,200	978

Motorola Solutions, Inc.
4.600% due 05/23/2029		200	196

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/15/2029	$2,100	$2,090
5.400% due 04/15/2034	400	399

MPLX LP
4.000% due 02/15/2025	500	493
4.500% due 04/15/2038	800	711
4.950% due 09/01/2032	200	194

MSCI, Inc.
4.000% due 11/15/2029	6,900	6,385

National Football League
5.480% due 10/05/2028 «(b)(f)	4,000	4,000

National Fuel Gas Co.
5.500% due 10/01/2026	250	250

Nestle Capital Corp.
4.875% due 03/12/2034	2,700	2,701

Netflix, Inc.
5.875% due 11/15/2028	100	104

Newmont Corp.
5.300% due 03/15/2026	3,500	3,510

Nordson Corp.
5.800% due 09/15/2033	1,600	1,671

Northrop Grumman Corp.
4.900% due 06/01/2034	1,600	1,573

Novartis Capital Corp.
3.700% due 09/21/2042	500	421

NXP BV
4.300% due 06/18/2029	300	289

Occidental Petroleum Corp.
5.550% due 03/15/2026	900	904
6.125% due 01/01/2031 (f)	4,400	4,561
6.375% due 09/01/2028	200	208
7.500% due 05/01/2031	500	557
8.500% due 07/15/2027	300	326
8.875% due 07/15/2030	2,400	2,790

OCI NV
6.700% due 03/16/2033	2,300	2,294

Open Text Corp.
6.900% due 12/01/2027	200	207

Oracle Corp.
1.650% due 03/25/2026	200	187
3.250% due 11/15/2027	200	188
3.900% due 05/15/2035	500	439

Ovintiv, Inc.
5.650% due 05/15/2025	500	500
6.250% due 07/15/2033	1,600	1,664

Paramount Global
2.900% due 01/15/2027	600	549
3.375% due 02/15/2028	300	268
3.700% due 06/01/2028	1,275	1,130
4.950% due 01/15/2031	800	713
6.875% due 04/30/2036	800	756
7.875% due 07/30/2030	200	209

Patterson-UTI Energy, Inc.
7.150% due 10/01/2033	1,000	1,076

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Penske Truck Leasing Co. LP
5.350% due 01/12/2027	$1,500	$1,502

Petroleos Mexicanos
6.700% due 02/16/2032	400	333

Philip Morris International, Inc.
1.750% due 11/01/2030	700	572
4.750% due 02/12/2027	1,000	995
5.125% due 02/13/2031	1,000	994
5.250% due 09/07/2028	1,800	1,822
5.250% due 02/13/2034	1,900	1,884

Pilgrim’s Pride Corp.
6.250% due 07/01/2033	200	205

Pioneer Natural Resources Co.
5.100% due 03/29/2026	400	400

POSCO
4.875% due 01/23/2027	500	495

Providence St Joseph Health Obligated Group
2.532% due 10/01/2029	300	257

Qorvo, Inc.
1.750% due 12/15/2024	1,600	1,556

Quanta Services, Inc.
3.050% due 10/01/2041	600	429

Quest Diagnostics, Inc.
6.400% due 11/30/2033	1,000	1,081

Republic Services, Inc.
2.500% due 08/15/2024	100	99

Roche Holdings, Inc.
4.790% due 03/08/2029	1,100	1,103
5.489% due 11/13/2030	1,100	1,142

Rogers Communications, Inc.
5.000% due 02/15/2029	2,600	2,583

Royalty Pharma PLC
3.300% due 09/02/2040	1,325	988

RTX Corp.
6.100% due 03/15/2034	2,000	2,139

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	2,000	1,937
4.500% due 05/15/2030	800	770

Santos Finance Ltd.
6.875% due 09/19/2033	1,200	1,270

Shire Acquisitions Investments Ireland DAC
3.200% due 09/23/2026	1,000	957

SK Hynix, Inc.
6.375% due 01/17/2028	400	412

Skyworks Solutions, Inc.
1.800% due 06/01/2026	2,200	2,039

Smith & Nephew PLC
5.150% due 03/20/2027	1,000	1,000
5.400% due 03/20/2034	500	498

Smurfit Kappa Treasury ULC
5.438% due 04/03/2034 (b)	500	501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Co.
1.750% due 03/15/2028		$300	$265
3.750% due 09/15/2051 •		2,200	2,059
5.700% due 10/15/2032		1,600	1,651

Spectra Energy Partners LP
3.375% due 10/15/2026		400	383

Spirit Airlines Pass-Through Trust
3.375% due 08/15/2031		404	359
4.100% due 10/01/2029		225	207

Starbucks Corp.
4.850% due 02/08/2027		1,900	1,897

Stryker Corp.
1.150% due 06/15/2025		100	95
4.100% due 04/01/2043		500	430
4.850% due 12/08/2028		500	500

Sutter Health
5.164% due 08/15/2033		200	202

Sysco Corp.
6.000% due 01/17/2034		500	532

T-Mobile USA, Inc.
2.250% due 11/15/2031		500	411
2.400% due 03/15/2029		700	621
2.700% due 03/15/2032		1,000	841
2.875% due 02/15/2031		500	435
3.375% due 04/15/2029		500	463
3.600% due 11/15/2060		1,000	702
5.750% due 01/15/2034		4,500	4,689
5.800% due 09/15/2062		300	311

Tapestry, Inc.
7.000% due 11/27/2026		1,000	1,031
7.850% due 11/27/2033		600	652

Targa Resources Corp.
5.200% due 07/01/2027		500	499
6.150% due 03/01/2029		1,100	1,147
6.500% due 03/30/2034		1,000	1,075

TD SYNNEX Corp.
2.375% due 08/09/2028		1,000	884

Telefonica Emisiones SA
4.103% due 03/08/2027		800	778

Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037		600	687

Thames Water Utilities Finance PLC
0.875% due 01/31/2028	EUR	1,650	1,500
4.375% due 01/18/2031		600	604

Time Warner Cable Enterprises LLC
8.375% due 07/15/2033		$700	782

Trane Technologies Financing Ltd.
3.550% due 11/01/2024		200	198

TransCanada PipeLines Ltd.
1.000% due 10/12/2024		400	390
4.625% due 03/01/2034		600	567

38	PIMCO SECTOR FUND SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transurban Finance Co. Pty. Ltd.
4.125% due 02/02/2026	$100	$98

TSMC Arizona Corp.
1.750% due 10/25/2026	300	276

Tyson Foods, Inc.
5.400% due 03/15/2029	1,000	1,009
5.700% due 03/15/2034	1,400	1,419

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	683	667

United Airlines Pass-Through Trust
2.700% due 11/01/2033	333	286
3.500% due 09/01/2031	514	474
5.875% due 04/15/2029	1,497	1,494

UnitedHealth Group, Inc.
4.900% due 04/15/2031	1,000	1,001
4.950% due 05/15/2062	400	374
5.200% due 04/15/2063	700	681

UPMC
5.035% due 05/15/2033	200	199

Vale Overseas Ltd.
6.125% due 06/12/2033	1,700	1,718

Var Energi ASA
7.500% due 01/15/2028	2,500	2,648
8.000% due 11/15/2032	3,326	3,738

VeriSign, Inc.
2.700% due 06/15/2031	300	251

VMware, Inc.
2.200% due 08/15/2031	2,250	1,832

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025	200	195
5.250% due 03/22/2029	4,400	4,405
5.650% due 09/12/2028	400	408
5.700% due 09/12/2026	400	404
6.193% (SOFRRATE + 0.830%) due 03/20/2026 ~	300	300

Walgreens Boots Alliance, Inc.
3.200% due 04/15/2030	500	435
3.450% due 06/01/2026	300	286

Warnermedia Holdings, Inc.
3.755% due 03/15/2027	800	764
4.279% due 03/15/2032	1,650	1,475
5.391% due 03/15/2062	1,100	914

Waste Connections, Inc.
5.000% due 03/01/2034	2,400	2,378

Weir Group PLC
2.200% due 05/13/2026	200	186

Western Midstream Operating LP
4.050% due 02/01/2030	200	187
6.150% due 04/01/2033	2,000	2,052
6.350% due 01/15/2029	2,200	2,283

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025		$1,200	$1,166
3.450% due 11/15/2026		400	383
4.700% due 09/15/2028		100	98

Williams Cos., Inc.
5.400% due 03/02/2026		700	702
8.750% due 03/15/2032		200	241

Workday, Inc.
3.800% due 04/01/2032		300	273

Worldline SA
4.125% due 09/12/2028	EUR	1,900	2,028

WRKCo, Inc.
4.000% due 03/15/2028		$1,200	1,154

			408,572

UTILITIES 9.7%

AEP Texas, Inc.
3.800% due 10/01/2047		300	226
5.400% due 06/01/2033		100	100

AES Corp.
5.450% due 06/01/2028		700	699

Ameren Corp.
5.000% due 01/15/2029		650	647
5.700% due 12/01/2026		800	811

American Water Capital Corp.
5.150% due 03/01/2034		1,700	1,707

Appalachian Power Co.
4.500% due 08/01/2032		400	375
5.650% due 04/01/2034		1,100	1,111

AT&T, Inc.
1.650% due 02/01/2028		2,000	1,772
3.650% due 09/15/2059		1,800	1,254
3.800% due 12/01/2057		100	72
4.350% due 03/01/2029		200	195
4.750% due 05/15/2046		500	448
5.400% due 02/15/2034		1,000	1,013

Atmos Energy Corp.
5.900% due 11/15/2033		2,200	2,335

Bell Telephone Co. of Canada
5.200% due 02/15/2034		2,100	2,082

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030		200	187

Black Hills Corp.
3.950% due 01/15/2026		400	390
6.150% due 05/15/2034		600	620

BP Capital Markets PLC
6.450% due 12/01/2033 •(d)		1,800	1,869

Brooklyn Union Gas Co.
4.632% due 08/05/2027		100	97

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.388% due 09/15/2033	$1,800	$1,861

Columbia Pipelines Holding Co. LLC
6.042% due 08/15/2028	1,100	1,125

Columbia Pipelines Operating Co. LLC
5.927% due 08/15/2030	100	103
6.036% due 11/15/2033	700	726

Constellation Energy Generation LLC
3.250% due 06/01/2025	300	293
6.125% due 01/15/2034	1,600	1,691

Consumers Energy Co.
4.200% due 09/01/2052	200	169

Dominion Energy, Inc.
3.375% due 04/01/2030	200	182

DTE Electric Co.
4.850% due 12/01/2026	1,800	1,800
5.200% due 04/01/2033	1,000	1,014

DTE Energy Co.
5.100% due 03/01/2029	1,000	996

Duke Energy Carolinas LLC
3.550% due 03/15/2052	600	438
6.100% due 06/01/2037	100	105

Duke Energy Corp.
4.500% due 08/15/2032	1,500	1,423

Duke Energy Florida LLC
5.875% due 11/15/2033	2,700	2,854

Duke Energy Ohio, Inc.
5.250% due 04/01/2033	400	405

Duke Energy Progress LLC
5.100% due 03/15/2034	1,800	1,800

Edison International
7.875% due 06/15/2054 •	1,300	1,339

Electricite de France SA
6.250% due 05/23/2033	1,700	1,782

Enel Finance International NV
7.500% due 10/14/2032	700	789
7.750% due 10/14/2052	950	1,163

Evergy Kansas Central, Inc.
5.900% due 11/15/2033	2,000	2,099

Eversource Energy
5.000% due 01/01/2027	400	399
5.450% due 03/01/2028	600	608
5.950% due 02/01/2029	2,500	2,581

Exelon Corp.
4.050% due 04/15/2030	100	94
5.150% due 03/15/2029	1,700	1,705
5.450% due 03/15/2034	1,700	1,712

Florida Power & Light Co.
5.100% due 04/01/2033	500	504

Georgia Power Co.
5.004% due 02/23/2027	1,500	1,502
6.103% (SOFRINDX + 0.750%) due 05/08/2025 ~	1,000	1,004

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Interstate Power & Light Co.
5.700% due 10/15/2033	$2,500	$2,563

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	2,100	1,957

Israel Electric Corp. Ltd.
3.750% due 02/22/2032	1,900	1,612

Liberty Utilities Co.
5.577% due 01/31/2029	700	704

Massachusetts Electric Co.
1.729% due 11/24/2030	400	319

MidAmerican Energy Co.
4.250% due 07/15/2049	1,050	895
5.300% due 02/01/2055	600	594
5.350% due 01/15/2034	1,000	1,030

Monongahela Power Co.
5.850% due 02/15/2034	1,000	1,028

Narragansett Electric Co.
5.350% due 05/01/2034	2,600	2,626

National Grid PLC
5.418% due 01/11/2034	2,000	1,987
5.602% due 06/12/2028	400	408

National Rural Utilities Cooperative Finance Corp.
5.050% due 09/15/2028	300	302

NBN Co. Ltd.
2.625% due 05/05/2031	500	427
5.750% due 10/06/2028	1,300	1,345

New York State Electric & Gas Corp.
5.650% due 08/15/2028	1,700	1,740
5.850% due 08/15/2033	1,100	1,136

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028	100	89
5.050% due 02/28/2033	200	198

NGPL PipeCo LLC
3.250% due 07/15/2031	300	256

Niagara Mohawk Power Corp.
2.759% due 01/10/2032	600	497
5.290% due 01/17/2034	500	492

ONEOK, Inc.
5.650% due 11/01/2028	500	511
5.800% due 11/01/2030	2,100	2,165
6.050% due 09/01/2033	500	522
6.625% due 09/01/2053	3,500	3,860

Pacific Gas & Electric Co.
3.300% due 12/01/2027	300	279
4.000% due 12/01/2046	1,100	825
5.550% due 05/15/2029	600	605
5.800% due 05/15/2034	1,000	1,010
5.900% due 06/15/2032	200	203
6.100% due 01/15/2029	700	722
6.150% due 01/15/2033	400	413
6.400% due 06/15/2033	400	422
6.950% due 03/15/2034	1,500	1,643

40	PIMCO SECTOR FUND SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

PacifiCorp	$		$
2.700% due 09/15/2030		100		87
5.100% due 02/15/2029		600		605
5.350% due 12/01/2053		1,300		1,211

Public Service Enterprise Group, Inc.
5.450% due 04/01/2034		2,400		2,406
6.125% due 10/15/2033		2,700		2,836

San Diego Gas & Electric Co.
6.000% due 06/01/2026		3,000		3,057

Sempra
5.500% due 08/01/2033		200		201
6.875% due 10/01/2054 •		2,000		2,023

Sierra Pacific Power Co.
5.900% due 03/15/2054		700		725

Southern California Edison Co.
2.750% due 02/01/2032		300		254
2.850% due 08/01/2029		1,750		1,577
2.950% due 02/01/2051		300		195
4.900% due 06/01/2026		300		299
5.200% due 06/01/2034		2,300		2,278
5.650% due 10/01/2028		1,500		1,544
5.950% due 11/01/2032		500		525

Southern California Gas Co.
5.200% due 06/01/2033		400		401

Southern Co. Gas Capital Corp.
3.950% due 10/01/2046		500		388

Tampa Electric Co.
4.900% due 03/01/2029		1,900		1,903

Targa Resources Partners LP
4.875% due 02/01/2031		900		862
6.500% due 07/15/2027		500		506

Verizon Communications, Inc.
1.680% due 10/30/2030		2,900		2,364
3.000% due 11/20/2060		400		250
4.329% due 09/21/2028		300		293

Virginia Electric & Power Co.
2.300% due 11/15/2031		400		333
5.000% due 04/01/2033		600		592

Virginia Power Fuel Securitization LLC
4.877% due 05/01/2033		1,800		1,794

Vistra Operations Co. LLC
6.950% due 10/15/2033		2,700		2,884

WEC Energy Group, Inc.
4.750% due 01/09/2026		300		297
5.600% due 09/12/2026		900		911

Xcel Energy, Inc.
5.500% due 03/15/2034		300		298

				121,560

Total Corporate Bonds & Notes (Cost $982,443)				997,088

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

LOUISIANA 0.1%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2023
5.048% due 12/01/2034	$400	$404

TEXAS 0.0%

Texas Natural Gas Securitization Finance Corp. Series 2023
5.102% due 04/01/2035	400	404

Total Municipal Bonds & Notes (Cost $800)		808

U.S. GOVERNMENT AGENCIES 0.8%

Uniform Mortgage-Backed Security
5.500% due 11/01/2052 - 06/01/2053	3,669	3,660
6.000% due 03/01/2053 - 04/01/2053	1,913	1,934
6.500% due 10/01/2053	2,240	2,289

Uniform Mortgage-Backed Security, TBA
5.000% due 04/01/2054	1,900	1,854

Total U.S. Government Agencies (Cost $9,752)		9,737

U.S. TREASURY OBLIGATIONS 23.0%

U.S. Treasury Bonds
2.250% due 08/15/2046	23,700	16,228
2.500% due 02/15/2046	18,200	13,169
2.750% due 08/15/2047	20,500	15,349
2.875% due 08/15/2045	10,200	7,944
2.875% due 05/15/2052 (i)	800	606
3.000% due 11/15/2044	149	119
3.000% due 08/15/2048	23,900	18,662
3.125% due 05/15/2048	13,700	10,961
4.000% due 11/15/2042	3,500	3,298
4.375% due 08/15/2043	16,630	16,438
4.500% due 02/15/2044 (b)(g)	4,200	4,224
4.750% due 11/15/2043 (g)	20,300	21,064

U.S. Treasury Inflation Protected Securities (c)
1.250% due 04/15/2028	1,850	1,798
1.750% due 01/15/2034	18,759	18,531

U.S. Treasury Notes
3.875% due 05/15/2043	6,300	5,816
3.250% due 06/30/2029 (g)(i)(k)	2,400	2,289
3.375% due 05/15/2033 (g)	26,900	25,205
4.000% due 01/31/2029 (g)	27,700	27,419
4.000% due 02/15/2034 (g)	44,100	43,376
4.500% due 11/15/2033	5,580	5,705
4.750% due 07/31/2025 (i)	23,400	23,363

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	41

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 10/31/2030 (g)(i)		$2,200	$2,280

U.S. Treasury STRIPS (a)
0.000% due 02/15/2042		3,900	1,706
0.000% due 05/15/2042		6,100	2,637

Total U.S. Treasury Obligations (Cost $289,709)			288,187

ASSET-BACKED SECURITIES 0.8%

Anchorage Capital CLO Ltd.
0.000% due 04/22/2034 •(b)		250	250

Apex Credit CLO Ltd.
7.122% due 04/20/2036 •		1,950	1,950

AREIT LLC
7.438% due 08/17/2041 •		1,282	1,286

Barings CLO Ltd.
6.526% due 04/15/2031 •		265	265

BMW Vehicle Lease Trust
4.980% due 03/25/2027		1,000	999
5.100% due 07/27/2026		300	299
5.990% due 09/25/2026		1,000	1,008

Diamond Infrastructure Funding LLC
1.760% due 04/15/2049		1,000	893

DLLAA LLC
5.930% due 07/20/2026		833	835

GoldenTree Loan Management U.S. CLO Ltd.
6.477% due 04/24/2031 •		1,700	1,700

Ready Capital Mortgage Financing LLC
7.881% due 10/25/2039 •		290	292

SCCU Auto Receivables Trust
5.850% due 05/17/2027		500	501

Total Asset-Backed Securities (Cost $10,218)			10,278

SOVEREIGN ISSUES 2.2%

Airport Authority
4.750% due 01/12/2028		200	200
4.875% due 01/12/2030		200	202

Cassa Depositi e Prestiti SpA
5.750% due 05/05/2026		300	297

Chile Government International Bond
4.850% due 01/22/2029		2,600	2,582
4.950% due 01/05/2036		300	291

Israel Government International Bond
5.375% due 03/12/2029		3,200	3,210

Korea Development Bank
5.625% due 10/23/2033		2,000	2,120

Mexico Government International Bond
4.000% due 08/24/2034 (c)	MXN	81,167	4,527

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.490% due 05/25/2032	EUR	500	$549
6.000% due 05/07/2036		$1,400	1,406
6.400% due 05/07/2054		1,200	1,198

Panama Government International Bond
7.500% due 03/01/2031		3,800	3,948

Poland Government International Bond
5.125% due 09/18/2034		2,300	2,301

Romania Government International Bond
5.500% due 09/18/2028	EUR	1,100	1,225
5.625% due 02/22/2036		2,030	2,187

Saudi Government International Bond
4.750% due 01/16/2030		$800	795
4.875% due 07/18/2033		400	398
5.000% due 01/16/2034		600	597

Total Sovereign Issues (Cost $27,641)			28,033

		SHARES
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

Citigroup, Inc.
7.200% due 05/15/2029 •(d)		1,500,000	1,537
7.625% due 11/15/2028 •(d)		1,500,000	1,575

JPMorgan Chase & Co.
6.875% due 06/01/2029 •(d)		2,900,000	3,008

State Street Corp.
6.700% due 03/15/2029 •(d)		1,300,000	1,325

Total Preferred Securities (Cost $7,200)			7,445

Total Investments in Securities (Cost $1,327,763)			1,341,576

42	PIMCO SECTOR FUND SERIES	See Accompanying Notes

March 31, 2024

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	129,306	$1,258

Total Short-Term Instruments (Cost $1,258)		1,258

Total Investments in Affiliates (Cost $1,258)		1,258

Total Investments 107.3% (Cost $1,329,021)		$1,342,834

Financial Derivative Instruments (h)(j) (0.0)% (Cost or Premiums, net $5,934)		(69)

Other Assets and Liabilities, net (7.3)%		(91,194)

Net Assets 100.0%		$1,251,571

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Principal amount of security is adjusted for inflation.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

(f) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
National Football League	5.480%	10/05/2028	03/14/2024	$4,000	$4,000	0.32%
Occidental Petroleum Corp.	6.125	01/01/2031	01/10/2024	4,523	4,561	0.36

				$8,523	$8,561	0.68%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	43

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	3.750%	03/22/2024	04/01/2024	$(4,200)	$(4,204)
	5.380	03/26/2024	04/02/2024	(14,428)	(14,440)
	5.400	03/26/2024	04/02/2024	(36,891)	(36,924)
	5.410	03/13/2024	04/03/2024	(105)	(106)
	5.420	03/19/2024	04/09/2024	(11,385)	(11,408)
	5.450	03/26/2024	04/09/2024	(3,243)	(3,246)
	5.450	03/28/2024	04/04/2024	(6,323)	(6,326)
	5.460	04/01/2024	04/04/2024	(6,783)	(6,783)
	5.500	03/28/2024	04/04/2024	(1,235)	(1,236)
BRC	5.150	04/01/2024	04/03/2024	(4,247)	(4,247)
MSC	5.400	03/25/2024	04/01/2024	(13,134)	(13,148)

Total Reverse Repurchase Agreements					$(102,068)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
MSC	5.360%	03/28/2024	04/02/2024	$(6,515)	$(6,519)
UBS	5.420	01/23/2024	04/02/2024	(22,938)	(23,179)
	5.420	02/27/2024	04/26/2024	(1,244)	(1,250)

Total Sale-Buyback Transactions					$(30,948)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	5.500%	05/01/2054	$1,400	$(1,393)	$(1,393)

Total Short Sales (0.1)%				$(1,393)	$(1,393)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(84,673)	$0	$(84,673)	$77,240	$(7,433)
BRC	0	(4,247)	0	(4,247)	0	(4,247)
MSC	0	(13,148)	0	(13,148)	13,074	(74)
Master Securities Forward Transaction Agreement
MSC	0	0	(6,519)	(6,519)	6,492	(27)
UBS	0	0	(24,429)	(24,429)	24,406	(23)

Total Borrowings and Other Financing Transactions	$0	$(102,068)	$(30,948)

44	PIMCO SECTOR FUND SERIES	See Accompanying Notes

March 31, 2024

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(17,352)	$(73,686)	$0	$0	$(91,038)

Total	$(17,352)	$(73,686)	$0	$0	$(91,038)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(30,948)	0	0	(30,948)

Total	$0	$(30,948)	$0	$0	$(30,948)

Total Borrowings	$(17,352)	$(104,634)	$0	$0	$(121,986)

Payable for reverse repurchase agreements and sale-buyback financing transactions(4)					$(121,986)

(g)	Securities with an aggregate market value of $121,674 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(29,104) at a weighted average interest rate of 5.296%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(9) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(11,030) is outstanding at period end.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2024	532	$56,932	$(321)	$0	$(63)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2024	10	$(1,439)	$(21)	$0	$(7)
Euro-Schatz June Futures	06/2024	40	(4,561)	(3)	1	(3)
U.S. Treasury Long-Term Bond June Futures	06/2024	196	(23,606)	(379)	0	(49)

				$(403)	$1	$(59)

Total Futures Contracts				$(724)	$1	$(122)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	45

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2028	1.185%		$1,300	$161	$49	$210	$1	$0
American International Group, Inc.	1.000	Quarterly	12/20/2027	0.388		200	(1)	5	4	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595		2,800	(7)	51	44	1	0
Boeing Co.	1.000	Quarterly	06/20/2029	1.073		1,400	8	(12)	(4)	1	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	0.511	EUR	500	1	9	10	0	0
Ford Motor Co.	5.000	Quarterly	12/20/2028	1.335		$2,000	223	87	310	0	0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825		2,100	299	41	340	1	0
T-Mobile USA, Inc.	5.000	Quarterly	06/20/2028	0.451		700	120	4	124	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261		2,100	6	6	12	0	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	0.672	EUR	1,000	(10)	24	14	1	0

							$800	$264	$1,064	$5	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-41 5-Year Index	1.000%	Quarterly	12/20/2028	$155,400	$2,809	$790	$3,599	$12	$0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	100,000	2,251	41	2,292	9	0

					$5,060	$831	$5,891	$21	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	4.500%	Annual	07/18/2024		$7,500	$(67)	$(4)	$(71)	$0	$(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		6,400	192	(85)	107	0	(16)
Pay	CAONREPO Index	4.000	Semi-Annual	06/21/2025	CAD	5,400	(25)	(12)	(37)	0	(3)

							$100	$(101)	$(1)	$0	$(20)

Total Swap Agreements							$5,960	$994	$6,954	$26	$(20)

46	PIMCO SECTOR FUND SERIES	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1	$26	$27	$0	$(122)	$(20)	$(142)

(i)

Securities with an aggregate market value of $8,499 and cash of $3,572 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	$	6	AUD	10	$0	$0
	05/2024	AUD	10	$	6	0	0
BOA	04/2024	EUR	16,247		17,613	85	0
	04/2024	$	9	AUD	13	0	0
	05/2024	AUD	13	$	9	0	0
BRC	04/2024	EUR	1,788		1,934	5	0
CBK	04/2024	GBP	203		256	0	0
MBC	04/2024	AUD	822		534	0	(2)
MYI	04/2024		277		183	2	0
	04/2024	$	19,654	EUR	18,161	0	(61)
	05/2024	EUR	18,161	$	19,678	62	0
RBC	05/2024	MXN	75,362		4,481	0	(22)
SCX	04/2024	EUR	126		137	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	47

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
TOR	05/2024	AUD	11	$		7	$0	$0
UAG	04/2024	GBP	60			76	0	0
	04/2024	$	696		AUD	1,065	0	(2)
	05/2024	AUD	1,065		$	696	2	0

Total Forward Foreign Currency Contracts							$157	$(87)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690%	04/26/2024	2,300	$(7)	$(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	2,300	(7)	(4)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	1,100	(3)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	1,100	(3)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	1,100	(3)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	1,100	(3)	(2)

Total Written Options							$(26)	$(24)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$85	$0	$0	$85	$0	$0	$0	$0	$85	$0	$85
BRC	5	0	0	5	0	0	0	0	5	31	36
FAR	0	0	0	0	0	(12)	0	(12)	(12)	0	(12)
MBC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
MYC	0	0	0	0	0	(12)	0	(12)	(12)	0	(12)
MYI	64	0	0	64	(61)	0	0	(61)	3	0	3
RBC	0	0	0	0	(22)	0	0	(22)	(22)	0	(22)
SCX	1	0	0	1	0	0	0	0	1	0	1
UAG	2	0	0	2	(2)	0	0	(2)	0	0	0

Total Over the Counter	$157	$0	$0	$157	$(87)	$(24)	$0	$(111)

(k)

Securities with an aggregate market value of $31 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

48	PIMCO SECTOR FUND SERIES	See Accompanying Notes

March 31, 2024

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	26	0	0	0	26

	$0	$26	$0	$0	$1	$27

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$157	$0	$157

	$0	$26	$0	$157	$1	$184

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$122	$122
Swap Agreements	0	0	0	0	20	20

	$0	$0	$0	$0	$142	$142

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$87	$0	$87
Written Options	0	0	0	0	24	24

	$0	$0	$0	$87	$24	$111

	$0	$0	$0	$87	$166	$253

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$19	$19
Futures	0	0	0	0	803	803
Swap Agreements	0	2,491	0	0	(40)	2,451

	$0	$2,491	$0	$0	$782	$3,273

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$60	$0	$60
Written Options	0	0	0	0	19	19

	$0	$0	$0	$60	$19	$79

	$0	$2,491	$0	$60	$801	$3,352

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	49

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(8)	$(8)
Futures	0	0	0	0	(734)	(734)
Swap Agreements	0	1,076	0	0	(106)	970

	$0	$1,076	$0	$0	$(848)	$228

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69	$0	$69

	$0	$1,076	$0	$69	$(848)	$297

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$466,956	$0	$466,956
Industrials	0	404,572	4,000	408,572
Utilities	0	121,560	0	121,560
Municipal Bonds & Notes
Louisiana	0	404	0	404
Texas	0	404	0	404
U.S. Government Agencies	0	9,737	0	9,737
U.S. Treasury Obligations	0	288,187	0	288,187
Asset-Backed Securities	0	10,278	0	10,278
Sovereign Issues	0	28,033	0	28,033
Preferred Securities
Banking & Finance	0	7,445	0	7,445

	$0	$1,337,576	$4,000	$1,341,576

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,258	$0	$0	$1,258

Total Investments	$1,258	$1,337,576	$4,000	$1,342,834

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,393)	$0	$(1,393)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	26	0	27
Over the counter	0	157	0	157

	$1	$183	$0	$184

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(10)	(132)	0	(142)
Over the counter	0	(111)	0	(111)

	$(10)	$(243)	$0	$(253)

Total Financial Derivative Instruments	$(9)	$(60)	$0	$(69)

Totals	$1,249	$1,336,123	$4,000	$1,341,372

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

50	PIMCO SECTOR FUND SERIES	See Accompanying Notes

Notes to Financial Statements

March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the portfolios (each, a “Portfolio” and collectively, the “Portfolios”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolios.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

Hereinafter, the Board of Trustees of the Portfolios shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

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Notes to Financial Statements (Cont.)

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Portfolio.

Distribution Frequency

Portfolio Name	Declared	Distributed

PIMCO Sector Fund Series — H	Quarterly	Quarterly

PIMCO Sector Fund Series — I	Quarterly	Quarterly

Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year. A Portfolio may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

52	PIMCO SECTOR FUND SERIES

March 31, 2024

Separately, if a Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where a Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolios’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolios’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and,

ANNUAL REPORT	MARCH 31, 2024	53

Notes to Financial Statements (Cont.)

therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Portfolios must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Portfolio’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Portfolio’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE

54	PIMCO SECTOR FUND SERIES

March 31, 2024

Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Portfolio generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Portfolio may calculate its NAV as of the NYSE Close for such day or such other time that a Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Portfolio to perform the fair value determination relating to all Portfolio investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of portfolio investments. The Valuation Designee may value portfolio securities for which market quotations are not readily available and other portfolio assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant

ANNUAL REPORT	MARCH 31, 2024	55

Notes to Financial Statements (Cont.)

exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Portfolio’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Portfolio’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Portfolio normally will be taken into account in calculating the NAV. A Portfolio’s whole loan investments, including those originated by a Portfolio or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

56	PIMCO SECTOR FUND SERIES

March 31, 2024

The Portfolios’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Portfolio’s Offering Memorandum.

Under certain circumstances, the per share NAV of a class of a Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities

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Notes to Financial Statements (Cont.)

exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

58	PIMCO SECTOR FUND SERIES

March 31, 2024

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses

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Notes to Financial Statements (Cont.)

related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the affiliate fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolios’ transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2024 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Underlying PIMCO Portfolios	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Sector Fund Series — H	$0	$4,017	$(700)	$0	$0	$3,317	$15	$0

PIMCO Sector Fund Series — I	6,035	433,943	(438,700)	(21)	1	1,258	340	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Delayed-Delivery Transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

60	PIMCO SECTOR FUND SERIES

March 31, 2024

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or

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Notes to Financial Statements (Cont.)

guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Portfolio’s offering memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities

62	PIMCO SECTOR FUND SERIES

March 31, 2024

usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios as of March 31, 2024, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Reverse Repurchase Agreements In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered

64	PIMCO SECTOR FUND SERIES

March 31, 2024

plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to a Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary

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Notes to Financial Statements (Cont.)

purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

66	PIMCO SECTOR FUND SERIES

March 31, 2024

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

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Notes to Financial Statements (Cont.)

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit

68	PIMCO SECTOR FUND SERIES

March 31, 2024

default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery

ANNUAL REPORT	MARCH 31, 2024	69

Notes to Financial Statements (Cont.)

value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

70	PIMCO SECTOR FUND SERIES

March 31, 2024

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Sector Funds Series — H	PIMCO Sector Fund Series — I

New Portfolio	X	X

Small Portfolio	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

Market	X	X

Issuer	X	X

Liquidity	X	X

Derivatives	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

ANNUAL REPORT	MARCH 31, 2024	71

Notes to Financial Statements (Cont.)

Risks	PIMCO Sector Funds Series — H	PIMCO Sector Fund Series — I

Extension	X	X

Prepayment	X	X

Privately Issued Mortgage-Related Securities	X	X

Foreign (Non-U.S.) Investment	X	X

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Issuer Non-Diversification	X	X

Leveraging	X	X

Management	X	X

Short Exposure	X	X

Senior Loan	X	X

LIBOR Transition	X	X

Please see “Description of Principal Risks” in a Portfolio’s offering memorandum for a more detailed description of the risks of investing in a Portfolio.

New Portfolio Risk is the risk that a new portfolio’s performance may not represent how the portfolio is expected to or may perform in the long term. In addition, new portfolios have limited operating histories for investors to evaluate and new portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Small Portfolio Risk is the risk that a smaller portfolio may not achieve investment or trading efficiencies. Additionally, a smaller portfolio may be more adversely affected by large purchases or redemptions of portfolio shares.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk is the risk that the value of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

72	PIMCO SECTOR FUND SERIES

March 31, 2024

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Portfolio could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Portfolio. A Portfolio’s use of derivatives or other similar investments may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Portfolio’s ability to invest in derivatives, limit a Portfolio’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Portfolio’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Portfolio may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Portfolio’s guidelines), which generally carry higher levels of the foregoing risks.

ANNUAL REPORT	MARCH 31, 2024	73

Notes to Financial Statements (Cont.)

Extension Risk is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Portfolio’s investment in such securities and may prevent a Portfolio from receiving higher interest rates on proceeds reinvested.

Prepayment Risk is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Portfolio foregoing future interest income on the portion of the principal repaid early and may result in a Portfolio being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.”

Leveraging Risk is the risk that certain transactions of a Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

74	PIMCO SECTOR FUND SERIES

March 31, 2024

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Portfolio.

Senior Loan Risk is the risk that investing in senior loans, including bank loans, exposes a Portfolio to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Portfolio may have to reinvest the proceeds in instruments that pay lower interest rates. To the extent a Portfolio invests in senior loans that are covenant-lite obligations, the Portfolio may have fewer rights against a borrower (e.g., covenant-lite obligations may contain fewer maintenance covenants than other obligations, or no maintenance covenants) and may have a greater risk of loss on such investments as compared to investments in traditional loans.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Portfolio, or on certain instruments in which a Portfolio invests, which can be difficult to ascertain and could result in losses to a Portfolio.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Portfolio’s offering memorandum and offering memorandum supplement for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio.

ANNUAL REPORT	MARCH 31, 2024	75

Notes to Financial Statements (Cont.)

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, a Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Portfolios and their shareholders may suffer losses as a result of a cyber security breach related to a Portfolio, its service providers, trading counterparties or the issuers in which a Portfolio invests.

76	PIMCO SECTOR FUND SERIES

March 31, 2024

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

ANNUAL REPORT	MARCH 31, 2024	77

Notes to Financial Statements (Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. FCM customers, such as the Portfolios, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolios may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolios are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Portfolio’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

78	PIMCO SECTOR FUND SERIES

March 31, 2024

The Investment Advisory Fees and Supervisory and Administrative Fees for each Portfolio are charged at an annual rate as noted in the following table (calculated as a percentage of each Portfolio’s average daily net assets attributable to each Portfolio):

Portfolio Name	Investment Advisory Fee	Supervisory and Administrative Fee

PIMCO Sector Fund Series — H	0.02%	0.03%

PIMCO Sector Fund Series — I	0.02%	0.03%

(c) Portfolio Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Portfolios, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of each Portfolio’s Supervisory and Administrative Fee, or reimburse each Portfolio, to the extent that each Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.00049% (the “Expense Limit”). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive the advisory fee it receives from each Portfolio by 0.02% of the average daily net assets. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive the supervisory and administrative fee it receives from each Portfolio by 0.03% of the average daily net. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2024	79

Notes to Financial Statements (Cont.)

Pursuant to the Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the Portfolios below waived the following fees (amounts in thousands†):

Portfolio Name	Waived Fees

PIMCO Sector Fund Series — H	$2

PIMCO Sector Fund Series — I	299

†	A zero balance may reflect actual amounts rounding to less than one thousand.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Portfolio of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

(e) Distributor PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by a Portfolio. Such sales may also result in realization of taxable capital

80	PIMCO SECTOR FUND SERIES

March 31, 2024

gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

PIMCO Sector Fund Series — H	$4,708	$0	$25,234	$792

PIMCO Sector Fund Series — I	553,227	280,346	1,133,730	224,508

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Sector Fund Series — H		PIMCO Sector Fund Series — I
	Inception date through 03/31/2024(a)		Year Ended 03/31/2024		Inception date through 03/31/2023(b)

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold	3,269	$32,701	126,932	$1,228,666	16,413	$160,860

Issued as reinvestment of distributions	0	0	2,764	27,032	302	2,846

Cost of shares redeemed	0	0	(18,120)	(175,801)	(1,273)	(12,492)

Net increase (decrease) resulting from Portfolio share transactions	3,269	$32,701	111,576	$1,079,897	15,442	$151,214

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception Date of the Portfolio was February 22, 2024.
(b)	Inception date of the Portfolio was June 2, 2022.

The following table discloses the number of persons who owned of record or beneficially 10% or more of the outstanding shares of a Portfolio along with their respective percent ownership, if any, as of March 31, 2024. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

Fund Name	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Sector Fund Series — H	2	0	71%	0%

PIMCO Sector Fund Series — I	2	0	31%	0%

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

ANNUAL REPORT	MARCH 31, 2024	81

Notes to Financial Statements (Cont.)

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of March 31, 2024, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Sector Fund Series — H	$224	$0	$103	$0	$0	$0	$0	$327

PIMCO Sector Fund Series — I	7,524	0	13,320	0	(383)	0	0	20,461

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and short positions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

82	PIMCO SECTOR FUND SERIES

March 31, 2024

As of March 31, 2024, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Sector Fund Series — H	$0	$0

PIMCO Sector Fund Series — I	0	383

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Sector Fund Series — H	$32,818	$177	$(74)	$103

PIMCO Sector Fund Series — I	1,334,393	19,326	(6,000)	13,326

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and short positions.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Sector Fund Series — H(10)	$0	$0	$0	$0	$0	$0

PIMCO Sector Fund Series — I	27,302	0	0	3,010	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

(10)	Inception date of the Portfolio was February 22, 2024.

ANNUAL REPORT	MARCH 31, 2024	83

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Sector Fund Series — H and PIMCO Sector Fund Series — I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO Sector Fund Series — H(1)

PIMCO Sector Fund Series — I(2)

(1)	Statement of operations, statement of changes in net assets and the financial highlights for the period February 22, 2024 (inception date) through March 31, 2024
(2)

Statement of operations for the year ended March 31, 2024, and statement of changes in net assets and the financial highlights for the year ended March 31, 2024 and the period June 2, 2022 (inception date) through March 31, 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

84	PIMCO SECTOR FUND SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	MYC	Morgan Stanley Capital Services LLC
BOA	Bank of America N.A.	MYI	Morgan Stanley & Co. International PLC
BOS	BofA Securities, Inc.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	SCX	Standard Chartered Bank, London
CBK	Citibank N.A.	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	TOR	The Toronto-Dominion Bank
MBC	HSBC Bank Plc	UAG	UBS AG Stamford
MSC	Morgan Stanley & Co. LLC.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	MXN	Mexican Peso
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CAONREPO	Canadian Overnight Repo Rate Average	SOFRINDX	Secured Overnight Financing Rate Index
CDX.HY	Credit Derivatives Index - High Yield	SOFR	Secured Overnight Financing Rate
CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
ST	State

Other Abbreviations:
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
DAC	Designated Activity Company	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding

ANNUAL REPORT	MARCH 31, 2024	85

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolios’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Portfolios intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Sector Fund Series — H	0%	0%	$0	$0	$0
PIMCO Sector Fund Series — I	0%	0%	27,302	0	16,154

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate portfolio shareholders of the portfolios below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the portfolios as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Sector Fund Series — H	0%

PIMCO Sector Fund Series — I	0%

86	PIMCO SECTOR FUND SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2024	87

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

88	PIMCO SECTOR FUND SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2024	89

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

90	PIMCO SECTOR FUND SERIES

Privacy Policy1

(Unaudited)

The Portfolios2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Portfolio in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2024	91

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Portfolios or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Portfolios or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Portfolios”).

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor and does not provide brokerage services or any financial advice to investors in the Portfolios solely because it distributes the Portfolios. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

92	PIMCO SECTOR FUND SERIES

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

ANNUAL REPORT	MARCH 31, 2024	93

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PAPS2018AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

Private Account Portfolio Series

PIMCO ABS and Short-Term Investments Portfolio

PIMCO EM Bond and Short-Term Investments Portfolio

PIMCO High Yield and Short-Term Investments Portfolio

PIMCO Investment Grade Credit Bond Portfolio

PIMCO Long Duration Credit Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage and Short-Term Investments Portfolio

PIMCO Municipal Portfolio

PIMCO Real Return Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government and Short-Term Investments Portfolio

PIMCO International Portfolio

PIMCO Short Asset Portfolio

PIMCO Short-Term Floating NAV Portfolio III

		Page

Market Insights		2

Important Information About the Portfolios		3

Expense Examples		23

Benchmark Descriptions		24

Financial Highlights		26

Statements of Assets and Liabilities		30

Consolidated Statements of Assets and Liabilities		32

Statements of Operations		33

Consolidated Statements of Operations		36

Statements of Changes in Net Assets		37

Consolidated Statements of Changes in Net Assets		41

Statements of Cash Flows		42

Notes to Financial Statements		188

Report of Independent Registered Public Accounting Firm		216

Glossary		218

Federal Income Tax Information		219

Management of the Trust		221

Privacy Policy		224

Liquidity Risk Management Program		225

Distribution Information		226

Portfolio	Portfolio Summary	Schedule of Investments

PIMCO ABS and Short-Term Investments Portfolio	7	43

PIMCO EM Bond and Short-Term Investments Portfolio	8	58

PIMCO High Yield and Short-Term Investments Portfolio	9	67

PIMCO Investment Grade Credit Bond Portfolio	10	75

PIMCO Long Duration Credit Bond Portfolio	11	89

PIMCO Low Duration Portfolio	12	115

PIMCO Moderate Duration Portfolio	13	121

PIMCO Mortgage and Short-Term Investments Portfolio	14	128

PIMCO Municipal Portfolio	15	138

PIMCO Real Return Portfolio	16	141

PIMCO Short-Term Portfolio	17	145

PIMCO Short-Term Floating NAV Portfolio II	18	156

PIMCO U.S. Government and Short-Term Investments Portfolio	19	160

PIMCO International Portfolio(1)	20	166

PIMCO Short Asset Portfolio(1)	21	172

PIMCO Short-Term Floating NAV Portfolio III(1)	22	181

(1) Consolidated Schedule of Investments

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PRIVATE ACCOUNT PORTFOLIO SERIES

Important Information About the Portfolios

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio, and PIMCO Short-Term Floating NAV Portfolio III (each, a “Portfolio” and collectively, the “Portfolios”).

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. The Portfolios may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Portfolios may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, a Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of the Portfolios’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Portfolio’s compliance calculations, including those used in a Portfolio’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolios are separately monitored for compliance with respect to offering memorandum and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Portfolio. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Portfolio may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Portfolio to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Portfolio may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Portfolio and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has

ANNUAL REPORT	|	MARCH 31, 2024	3

Important Information About the Portfolios	(Cont.)

contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Portfolio, or on certain instruments in which a Portfolio invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Portfolio that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Portfolios and issuers in which they invest. For example, if a bank at which a Portfolio or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Portfolio or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Portfolio may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Portfolios invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Portfolios and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Portfolios and issuers in which they invest.

On each Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Each Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that any Portfolio, including any Portfolio that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) a Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolios may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Portfolio along with each Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO ABS and Short-Term Investments Portfolio	10/31/00	Diversified
PIMCO EM Bond and Short-Term Investments Portfolio	04/03/98	Non-diversified
PIMCO High Yield and Short-Term Investments Portfolio	12/08/00	Diversified
PIMCO Investment Grade Credit Bond Portfolio	01/26/00	Diversified

4	PRIVATE ACCOUNT PORTFOLIO SERIES

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO Long Duration Credit Bond Portfolio	12/22/08	Diversified
PIMCO Low Duration Portfolio	05/31/12	Diversified
PIMCO Moderate Duration Portfolio	07/31/12	Diversified
PIMCO Mortgage and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO Municipal Portfolio	08/21/00	Diversified
PIMCO Real Return Portfolio	04/28/00	Diversified
PIMCO Short-Term Portfolio	04/20/00	Diversified
PIMCO Short-Term Floating NAV Portfolio II	06/09/09	Diversified
PIMCO U.S. Government and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO International Portfolio	12/13/89	Non-diversified
PIMCO Short Asset Portfolio	05/01/17	Diversified
PIMCO Short-Term Floating NAV Portfolio III	03/12/12	Diversified

An investment in a Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

Daily updates on the net asset value of a Portfolio may be obtained by calling (888) 87-PIMCO.

SEC rules allow a Portfolio to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Portfolio, investors can inform the Portfolio by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Portfolio or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Portfolios) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense

ANNUAL REPORT	|	MARCH 31, 2024	5

Important Information About the Portfolios	(Cont.)

information in advertisements that might be materially misleading. As such, beginning in July 2024, the Portfolios must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO ABS and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2024†§

Asset-Backed Securities	41.6%

U.S. Government Agencies	40.4%

Non-Agency Mortgage-Backed Securities	16.7%

U.S. Treasury Obligations	1.0%

Corporate Bonds & Notes	0.2%

Short-Term Instruments‡	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (10/31/00)
PIMCO ABS and Short-Term Investments Portfolio	7.07%	2.45%	3.32%	6.09%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	1.61%
Bloomberg Asset-Backed Securities Index	4.32%	1.76%	1.82%	3.37%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO ABS and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities and short-term investments, which may be represented by options, futures contracts, or swap agreements. Assets not invested in ABS or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities (“MBS”) contributed to performance, as spreads tightened.

»	Underweight exposure to the short- and long-end of the U.S. yield curve contributed to performance, as rates broadly increased.

»	Overweight exposure to asset backed securities (“ABS”) contributed to performance, as spreads tightened.

»	Exposure to conventional pass-through agency MBS detracted from performance, as MBS underperformed relative to ABS.

»	There were no other material detractors for this Portfolio.

ANNUAL REPORT	|	MARCH 31, 2024	7

PIMCO EM Bond and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of March 31, 2024†§

Short-Term Instruments‡	32.3%

South Africa	9.7%

Mexico	8.0%

Brazil	7.7%

Saudi Arabia	5.7%

Colombia	4.8%

Chile	4.1%

Qatar	3.9%

Serbia	3.7%

Indonesia	3.1%

Luxembourg	2.9%

Romania	2.5%

United Arab Emirates	2.1%

Israel	1.6%

Turkey	1.1%

Mauritius	1.1%

Dominican Republic	1.1%

Other	4.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (04/03/98)
PIMCO EM Bond and Short-Term Investments Portfolio	8.79%	1.36%	2.79%	6.71%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	1.96%♦
Custom JPM ELMI+ Benchmark	3.64%	(1.71)%	(1.29)%	3.63%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO EM Bond and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries and short term investments, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Within local debt, long exposure to the Mexican peso contributed to absolute performance, as the currency appreciated.

»	Within local debt, long exposure to Brazil contributed to absolute performance, as local rates rallied.

»	Within external debt, long exposure to Brazilian corporates detracted from absolute performance, as select securities generated negative total carry.

»	Within local debt, exposure to the Singapore dollar detracted from absolute performance, as the currency depreciated.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO High Yield and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2024†§

Corporate Bonds & Notes	72.9%

Short-Term Instruments‡	13.5%

Common Stocks	6.9%

Loan Participations and Assignments	6.3%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (12/08/00)
PIMCO High Yield and Short-Term Investments Portfolio	9.92%	5.33%	6.55%	7.56%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	1.59%♦
ICE BofA U.S. High Yield, BB-B Rated Index	10.10%	4.02%	4.37%	6.54%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO High Yield and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofA U.S. High Yield, BB-B Rated, Constrained Index. The Portfolio may invest up to 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. Assets not invested in high yield securities or non-investment grade short-term investments may be invested in investment grade Fixed Income Instruments, including investment grade short-term investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight allocation to the finance and brokerage sector contributed to performance, as the sector outperformed.

»	Underweight allocation to the cable and satellite sector contributed to performance, as the sector underperformed.

»	Security selection in the automotive sector contributed to performance, as prices of an overweight position within the sector rose.

»	Underweight allocation to the healthcare sector detracted from performance, as the sector outperformed.

»	Security selection in the wireless sector detracted from performance, as prices of an overweight position within the sector fell.

»	Security selection in the wirelines sector detracted from performance, as prices of an underweight position within the sector rose.

ANNUAL REPORT	|	MARCH 31, 2024	9

PIMCO Investment Grade Credit Bond Portfolio

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2024†§

Banking & Finance	40.7%

Industrials	24.8%

Utilities	11.5%

U.S. Government Agencies	10.3%

Preferred Securities	3.2%

Asset-Backed Securities	2.4%

U.S. Treasury Obligations	2.3%

Short-Term Instruments‡	1.7%

Non-Agency Mortgage-Backed Securities	1.1%

Other	2.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (01/26/00)
PIMCO Investment Grade Credit Bond Portfolio	6.97%	2.12%	2.88%	6.20%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	1.74%♦
Bloomberg Credit Investment Grade Index (Ex-Aa3 and Higher)	4.57%	1.57%	2.68%	5.04%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade fixed income investments of varying maturities, which may be represented by options, futures contracts or swap agreements. Assets not invested in investment grade fixed income investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to long-end interest rates contributed to performance, as interest rates rose.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broader Bloomberg U.S. Credit Index.

»	Tactical exposure to agency residential mortgage-backed securities contributed to performance, as spreads tightened.

»	Underweight exposure to the real estate investment trust sector detracted from performance, as the sector outperformed the broader Bloomberg U.S. Credit Index.

»	Security selection within the technology sector, notably underweight exposure to a semiconductor and software provider, detracted from performance, as spreads tightened.

»	Underweight exposure to the automotive sector detracted from performance, as the sector outperformed the broader Bloomberg U.S. Credit Index.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Long Duration Credit Bond Portfolio

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2024†§

Corporate Bonds & Notes	61.5%

U.S. Treasury Obligations	15.3%

U.S. Government Agencies	13.8%

Preferred Securities	2.2%

Sovereign Issues	2.1%

Municipal Bonds & Notes	2.1%

Asset-Backed Securities	1.1%

Short-Term Instruments‡	1.0%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (12/22/08)
PIMCO Long Duration Credit Bond Portfolio	3.73%	1.82%	4.15%	6.25%
Bloomberg U.S. Long Credit Index	3.31%	0.83%	3.08%	5.63%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Long Duration Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Relative value positioning within physical versus synthetic credit contributed to performance, as synthetic positioning outperformed cash bonds.

»	Overweight exposure to investment grade credit contributed to performance, as spreads narrowed.

»	U.S. interest rate strategies overall, including duration, curve positioning and instrument selection, contributed to performance due to underweight exposure to duration at the back end of the curve, as U.S. Treasury yields rose.

»	Underweight exposure to the emerging markets sector detracted from performance, as spreads narrowed.

»	Underweight exposure to the technology sector detracted from performance, as spreads narrowed.

ANNUAL REPORT	|	MARCH 31, 2024	11

PIMCO Low Duration Portfolio

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Treasury Obligations	35.9%

Corporate Bonds & Notes	20.0%

Asset-Backed Securities	17.3%

U.S. Government Agencies	14.0%

Non-Agency Mortgage-Backed Securities	8.4%

Short-Term Instruments	3.1%

Municipal Bonds & Notes	1.2%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (05/31/12)
PIMCO Low Duration Portfolio	4.66%	1.73%	1.60%	1.35%
Bloomberg 1-3 Year U.S. Government/Credit Bond Index	3.49%	1.36%	1.29%	1.22%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of “Fixed Income Instruments” of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to commercial mortgage-backed securities (“CMBS”) contributed to relative performance, as short term CMBS posted positive return.

»	Overweight exposure to investment grade corporate credit, specifically financials, contributed to relative performance, as spreads tightened.

»	Overweight exposure to select securitized credit, particularly collateralized loan obligations, contributed to relative performance, as spreads tightened.

»	Overweight exposure to asset backed securities contributed to relative performance, as spreads tightened.

»	There were no material detractors for this Portfolio.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Moderate Duration Portfolio

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	39.7%

Corporate Bonds & Notes	18.3%

Asset-Backed Securities	14.2%

U.S. Treasury Obligations	8.5%

Short-Term Instruments	7.6%

Non-Agency Mortgage-Backed Securities	7.6%

Municipal Bonds & Notes	3.9%

Sovereign Issues	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (07/31/12)
PIMCO Moderate Duration Portfolio	3.17%	0.79%	1.65%	1.34%
Bloomberg Intermediate Aggregate Bond Index	2.30%	0.60%	1.45%	1.31%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to securitized credit, including commercial mortgage-backed securities, contributed to relative performance, as spreads tightened.

»	Overweight exposure to investment-grade corporate credit, particularly senior financials, contributed to relative performance, as spreads tightened.

»	Overweight exposure to taxable municipal bonds contributed to relative performance, as spreads tightened.

»	Underweight exposure to emerging markets external debt detracted from relative performance, as spreads tightened.

»	There were no other material detractors for this Portfolio.

ANNUAL REPORT	|	MARCH 31, 2024	13

PIMCO Mortgage and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	92.3%

Asset-Backed Securities	4.5%

Non-Agency Mortgage-Backed Securities	2.1%

Short-Term Instruments‡	1.0%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO Mortgage and Short-Term Investments Portfolio	1.03%	(0.98)%	1.52%	4.47%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	1.74%
Bloomberg U.S. MBS Fixed-Rate Index	1.39%	(0.39)%	1.12%	3.74%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Mortgage and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities and short-term investments, which may be represented by options, futures contracts, swap agreements or asset-backed securities. Assets not invested in mortgage-related securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration, particularly to the intermediate portion of the U.S. yield curve, contributed to performance, as interest rates increased.

»	Overweight exposure to pass-through agency mortgage-backed securities (“MBS”) contributed to performance, as spreads tightened.

»	Exposure to non-agency residential MBS contributed to performance, as spreads tightened.

»	There were no material detractors for this Portfolio.

14	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Municipal Portfolio

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2024†§

Municipal Bonds & Notes

Port, Airport & Marina Revenue	13.9%

Health, Hospital & Nursing Home Revenue	13.8%

Highway Revenue Tolls	8.5%

College & University Revenue	7.2%

Ad Valorem Property Tax	7.1%

Water Revenue	6.3%

Appropriations	5.4%

Income Tax Revenue	4.5%

General Fund	4.5%

Electric Power & Light Revenue	4.1%

Natural Gas Revenue	3.1%

Hotel Occupancy Tax	2.7%

Miscellaneous Revenue	2.6%

Sales Tax Revenue	2.0%

Tobacco Settlement Funded	1.9%

Sewer Revenue	1.2%

Lease (Non-Terminable)	1.1%

Special Tax	1.0%

Other	4.0%

Short-Term Instruments‡	5.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (08/21/00)
PIMCO Municipal Portfolio	4.08%	1.79%	3.36%	3.94%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	1.64%♦
Bloomberg Long Municipal Bond Index	4.09%	1.29%	3.29%	4.69%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Municipal Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts or swap agreements. Assets not invested in Municipal Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also invest in securities issued by entities whose underlying assets are Municipal Securities, including without limitation, residual interest bonds. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a select duration position contributed to performance, as municipal yields broadly increased.

»	Security selection within the transportation sector contributed to performance, as the Portfolio’s holdings outperformed the broader municipal market.

»	Security selection within the special tax sector contributed to performance, as the Portfolio’s holdings outperformed the broader municipal market.

»	Security selection within the housing sector detracted from performance, as the Portfolio’s holdings underperformed the broader municipal market.

»	Security selection within the lease-backed sector detracted from performance, as the Portfolio’s holdings underperformed the broader municipal market.

»	A tactical allocation to taxable municipals detracted from performance, as select taxable holdings within the Portfolio underperformed the broader municipal market.

ANNUAL REPORT	|	MARCH 31, 2024	15

PIMCO Real Return Portfolio

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Treasury Obligations	98.9%

Short-Term Instruments‡	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (04/28/00)
PIMCO Real Return Portfolio	(3.15)%	3.13%	3.13%	5.35%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	1.70%♦
Bloomberg U.S. TIPS Index	0.45%	2.49%	2.21%	4.66%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, specifically in the second half of the reporting period, contributed to relative performance, as U.S. BEI spreads widened.

»	Curve positioning within U.S. interest rates, specifically overweight exposure to intermediate maturities relative to underweight exposure to long-term maturities, contributed to relative performance, as the U.S. interest rates curve steepened.

»	There were no other material contributors or detractors for this Portfolio.

16	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Portfolio

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	43.8%

Asset-Backed Securities	28.0%

Non-Agency Mortgage-Backed Securities	23.4%

U.S. Treasury Obligations	2.8%

Short-Term Instruments‡	2.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (04/20/00)
PIMCO Short-Term Portfolio	8.57%	2.47%	2.76%	3.75%
ICE BofA SOFR Overnight Rate Index*	5.44%	2.04%	—	—
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	1.70%♦
3 Month USD LIBOR	5.63%	2.30%	1.67%	2.08%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to non-agency mortgages contributed to relative performance, as spreads tightened.

»	Overweight exposure to agency mortgage-backed securities contributed to relative performance, as spreads tightened.

»	Overweight consumer asset-backed securities (“ABS”), particularly student loan ABS, contributed to relative performance, as spreads tightened.

»	Overweight exposure to collateralized loan obligations contributed to relative performance, as spreads tightened.

»	Overweight exposure to U.S. duration detracted from relative performance, as interest rates rose.

»	There were no other material detractors for this Portfolio.

ANNUAL REPORT	|	MARCH 31, 2024	17

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2024†§

Repurchase Agreements	68.4%

Corporate Bonds & Notes	19.7%

Commercial Paper	4.6%

U.S. Treasury Obligations	3.8%

U.S. Government Agencies	2.5%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	5.54%	2.16%	1.59%	1.17%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	0.96%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 05/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio II seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.

»	Overweight exposure to investment grade corporate credit, specifically financials, contributed to relative performance, as spreads tightened.

»	Selection within U.S. government agency debt detracted from relative performance, as select securities underperformed despite spreads tightening.

18	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO U.S. Government and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Treasury Obligations	80.3%

Asset-Backed Securities	11.0%

U.S. Government Agencies	3.9%

Short-Term Instruments‡	2.4%

Non-Agency Mortgage-Backed Securities	2.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO U.S. Government and Short-Term Investments Portfolio	(4.23)%	(2.34)%	0.62%	5.18%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	1.74%
Bloomberg Government Bond Index	0.13%	(0.04)%	1.05%	3.57%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO U.S. Government and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as mortgage-backed securities (“MBS”) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies overall, including duration, curve positioning and instrument selection, detracted from performance due to overweight exposure to duration, as U.S. Treasury yields rose across the curve.

»	Out-of-benchmark exposure to broad investment grade securities contributed to performance, as spreads narrowed.

ANNUAL REPORT	|	MARCH 31, 2024	19

PIMCO International Portfolio

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of March 31, 2024†§

Short-Term Instruments‡	92.0%

United Kingdom	3.3%

Denmark	2.2%

United States	1.7%

Canada	0.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (12/13/89)
PIMCO International Portfolio	6.06%	0.13%	(1.59)%	5.32%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	2.72%♦
JPMorgan GBI Global ex-US Index Hedged in USD	4.19%	0.25%	2.41%	5.17%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration in Japan contributed to relative performance, as yields rose.

»	Underweight exposure to duration in the U.K. contributed to relative performance, as yields rose.

»	Overweight exposure to duration in the dollar bloc, particularly Australia and Canada, contributed to relative performance, as yields fell in the fourth quarter of 2023.

»	Long exposure to the Japanese yen through October 2023 detracted from relative performance, as the currency depreciated against the U.S. dollar.

»	Short exposure to the British pound sterling detracted from relative performance, as the currency appreciated against the U.S. dollar.

»	Short exposure to the euro detracted from relative performance, as the currency depreciated against the U.S. dollar in the second half of the reporting period.

20	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short Asset Portfolio

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2024†§

Corporate Bonds & Notes	51.1%

Asset-Backed Securities	19.6%

U.S. Government Agencies	11.3%

Short-Term Instruments	9.5%

Non-Agency Mortgage-Backed0 Securities	7.6%

Sovereign Issues	0.9%

†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	Portfolio Inception (05/01/17)
PIMCO Short Asset Portfolio	7.04%	2.70%	2.59%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.95%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short Asset Portfolio seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to United States duration contributed to relative performance, as interest rates rose.

»	Overweight exposure to select securitized credit, particularly collateralized loan obligations, contributed to relative performance, as spreads tightened.

»	Overweight exposure to investment grade corporate credit, specifically financials, contributed to relative performance, as spreads tightened.

»	Overweight exposure to commercial mortgage-backed securities (“CMBS”) contributed to relative performance, as short term CMBS had positive return.

»	There were no material detractors for this Portfolio.

ANNUAL REPORT	|	MARCH 31, 2024	21

PIMCO Short-Term Floating NAV Portfolio III

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2024†§

Repurchase Agreements	54.9%

Corporate Bonds & Notes	20.2%

U.S. Treasury Obligations	9.4%

Commercial Paper	8.0%

Japan Treasury Bills	4.9%

U.S. Government Agencies	1.3%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Portfolio Inception (03/12/12)
PIMCO Short-Term Floating NAV III	5.59%	2.17%	1.67%	1.46%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	1.16%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio III seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.

»	Overweight exposure to investment grade corporate credit, specifically financials, contributed to relative performance, as spreads tightened.

»	Selection within U.S. government agency debt detracted from relative performance, as select securities underperformed despite spreads tightening.

22	PRIVATE ACCOUNT PORTFOLIO SERIES

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO ABS and Short-Term Investments Portfolio	$1,000.00	$1,048.40	$1.32	$1,000.00	$1,023.57	$1.31	0.26%
PIMCO EM Bond and Short-Term Investments Portfolio	1,000.00	1,070.20	0.82	1,000.00	1,024.07	0.81	0.16
PIMCO High Yield and Short-Term Investments Portfolio	1,000.00	1,080.10	0.31	1,000.00	1,024.57	0.30	0.06
PIMCO Investment Grade Credit Bond Portfolio	1,000.00	1,070.20	0.41	1,000.00	1,024.47	0.40	0.08
PIMCO Long Duration Credit Bond Portfolio	1,000.00	1,123.50	4.80	1,000.00	1,020.34	4.57	0.91
PIMCO Low Duration Portfolio	1,000.00	1,040.40	0.25	1,000.00	1,024.61	0.25	0.05
PIMCO Moderate Duration Portfolio	1,000.00	1,057.60	0.31	1,000.00	1,024.57	0.30	0.06
PIMCO Mortgage and Short-Term Investments Portfolio	1,000.00	1,112.60	3.57	1,000.00	1,021.48	3.42	0.68
PIMCO Municipal Portfolio	1,000.00	1,086.60	0.26	1,000.00	1,024.61	0.25	0.05
PIMCO Real Return Portfolio	1,000.00	1,057.50	22.56	1,000.00	1,002.93	21.96	4.41
PIMCO Short-Term Portfolio	1,000.00	1,053.70	3.93	1,000.00	1,021.03	3.87	0.77
PIMCO Short-Term Floating NAV Portfolio II	1,000.00	1,028.20	0.30	1,000.00	1,024.57	0.30	0.06
PIMCO U.S. Government and Short-Term Investments Portfolio	1,000.00	1,090.30	3.43	1,000.00	1,021.58	3.32	0.66
PIMCO International Portfolio (Consolidated)	1,000.00	1,023.40	0.70	1,000.00	1,024.17	0.70	0.14
PIMCO Short Asset Portfolio (Consolidated)	1,000.00	1,034.60	0.00	1,000.00	1,024.86	0.00	0.00
PIMCO Short-Term Floating NAV Portfolio III (Consolidated)	1,000.00	1,028.60	0.00	1,000.00	1,024.86	0.00	0.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2024	23

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg 1-3 Year U.S. Government/Credit Bond Index	The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the 1-3 Year component of the U.S. Government/Credit index. The Bloomberg Government/Credit Bond Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Bond Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Asset-Backed Securities Index	Bloomberg Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included.

Bloomberg Credit Investment Grade Index (Ex-Aa3 and Higher)	Bloomberg Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Government Bond Index	Bloomberg Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more.

Bloomberg Intermediate Aggregate Bond Index	Bloomberg Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Long Municipal Bond Index	Bloomberg Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg U.S. Long Credit Index	Bloomberg U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

Bloomberg U.S. MBS Fixed-Rate Index	Bloomberg U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus.

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofA SOFR Overnight Rate Index	ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

ICE BofA U.S. High Yield, BB-B Rated Index	ICE BofA U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of ICE BofA High Yield Cash Pay, BB-B rated. ICE BofA High Yield Cash Pay, BB-B rated is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets.

* It is not possible to invest directly in an unmanaged index.

24	PRIVATE ACCOUNT PORTFOLIO SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	MARCH 31, 2024	25

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO ABS and Short-Term Investments Portfolio

03/31/2024	$11.50	$0.65	$0.14	$0.79	$(0.64)	$0.00	$0.00	$(0.64)

03/31/2023	12.14	0.49	(0.63)	(0.14)	(0.50)	0.00	0.00	(0.50)

03/31/2022	12.60	0.36	(0.45)	(0.09)	(0.33)	(0.04)	0.00	(0.37)

03/31/2021	11.95	0.31	0.79	1.10	(0.37)	(0.08)	0.00	(0.45)

03/31/2020	12.66	0.47	(0.67)	(0.20)	(0.51)	0.00	0.00	(0.51)

PIMCO EM Bond and Short-Term Investments Portfolio

03/31/2024	$8.61	$0.46	$0.28	$0.74	$(0.47)	$0.00	$0.00	$(0.47)

03/31/2023	9.14	0.37	(0.40)	(0.03)	(0.50)	0.00	0.00	(0.50)

03/31/2022	9.92	0.32	(0.70)	(0.38)	(0.40)	0.00	0.00	(0.40)

03/31/2021	9.15	0.28	0.50	0.78	(0.01)	0.00	0.00	(0.01)

03/31/2020	9.75	0.34	(0.87)	(0.53)	0.00	0.00	(0.07)	(0.07)

PIMCO High Yield and Short-Term Investments Portfolio

03/31/2024	$6.88	$0.51	$0.16	$0.67	$(0.53)	$(0.06)	$0.00	$(0.59)

03/31/2023	7.83	0.43	(0.83)	(0.40)	(0.55)	0.00	0.00	(0.55)

03/31/2022	7.60	0.38	0.26	0.64	(0.41)	0.00	0.00	(0.41)

03/31/2021	6.76	0.42	0.89	1.31	(0.47)	0.00	0.00	(0.47)

03/31/2020	7.76	0.46	(0.75)	(0.29)	(0.71)	0.00	0.00	(0.71)

PIMCO Investment Grade Credit Bond Portfolio

03/31/2024	$8.67	$0.37	$0.21	$0.58	$(0.35)	$0.00	$0.00	$(0.35)

03/31/2023	9.12	0.30	(0.43)	(0.13)	(0.30)	(0.02)	0.00	(0.32)

03/31/2022	9.78	0.27	(0.60)	(0.33)	(0.28)	(0.05)	0.00	(0.33)

03/31/2021	9.14	0.27	0.65	0.92	(0.28)	0.00	0.00	(0.28)

03/31/2020	9.52	0.34	(0.40)	(0.06)	(0.32)	0.00	0.00	(0.32)

PIMCO Long Duration Credit Bond Portfolio

03/31/2024	$9.59	$0.43	$(0.08)	$0.35	$(0.45)	$0.00	$0.00	$(0.45)

03/31/2023	11.26	0.46	(1.56)	(1.10)	(0.48)	(0.09)	0.00	(0.57)

03/31/2022	12.42	0.52	(0.89)	(0.37)	(0.59)	(0.20)	0.00	(0.79)

03/31/2021	12.09	0.55	0.60	1.15	(0.57)	(0.25)	0.00	(0.82)

03/31/2020	11.72	0.55	0.75	1.30	(0.61)	(0.32)	0.00	(0.93)

PIMCO Low Duration Portfolio

03/31/2024	$9.49	$0.44	$(0.01)	$0.43	$(0.45)	$0.00	$0.00	$(0.45)

03/31/2023	9.69	0.28	(0.23)	0.05	(0.25)	0.00	0.00	(0.25)

03/31/2022	10.04	0.09	(0.34)	(0.25)	(0.08)	(0.02)	0.00	(0.10)

03/31/2021	9.92	0.12	0.17	0.29	(0.15)	(0.02)	0.00	(0.17)

03/31/2020	9.88	0.25	0.07	0.32	(0.28)	0.00	0.00	(0.28)

PIMCO Moderate Duration Portfolio

03/31/2024	$9.03	$0.38	$(0.10)	$0.28	$(0.39)	$0.00	$0.00	$(0.39)

03/31/2023	9.54	0.26	(0.53)	(0.27)	(0.24)	0.00	0.00	(0.24)

03/31/2022	10.18	0.15	(0.59)	(0.44)	(0.16)	(0.04)	0.00	(0.20)

03/31/2021	10.27	0.15	0.09	0.24	(0.18)	(0.15)	0.00	(0.33)

03/31/2020	9.98	0.27	0.34	0.61	(0.29)	(0.03)	0.00	(0.32)

PIMCO Mortgage and Short-Term Investments Portfolio

03/31/2024	$8.24	$0.34	$(0.26)	$0.08	$(0.39)	$0.00	$0.00	$(0.39)

03/31/2023	9.75	0.31	(1.40)	(1.09)	(0.42)	0.00	0.00	(0.42)

03/31/2022	11.00	0.28	(1.15)	(0.87)	(0.38)	0.00	0.00	(0.38)

03/31/2021	11.39	0.29	0.31	0.60	(0.44)	(0.55)	0.00	(0.99)

03/31/2020	10.89	0.38	0.64	1.02	(0.52)	0.00	0.00	(0.52)

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.65	7.07%	$5,637,981	0.22%	0.22%	0.05%	0.05%	5.65%	567%

11.50	(1.15)	4,269,304	0.09	0.09	0.05	0.05	4.17	382

12.14	(0.76)	4,915,605	0.05	0.05	0.05	0.05	2.88	433

12.60	9.34	4,714,005	0.05	0.05	0.05	0.05	2.52	492

11.95	(1.72)	4,002,611	0.05	0.05	0.05	0.05	3.71	353

$8.88	8.79%	$465,137	0.16%	0.16%	0.12%	0.12%	5.30%	10%

8.61	(0.20)	423,236	0.15	0.15	0.12	0.12	4.21	14

9.14	(3.96)	488,117	0.12	0.12	0.12	0.12	3.30	23

9.92	8.51	536,966	0.12	0.12	0.12	0.12	2.81	57

9.15	(5.46)	481,098	0.14	0.14	0.12	0.12	3.42	31

$6.96	10.08%	$154,524	0.06%	0.06%	0.05%	0.05%	7.38%	97%

6.88	(5.04)	170,349	0.10	0.10	0.05	0.05	6.02	17

7.83	8.41	518,756	0.12	0.12	0.05	0.05	4.69	53

7.60	19.60	500,459	0.12	0.12	0.05	0.05	5.65	37

6.76	(4.20)	388,194	0.18	0.18	0.05	0.05	5.98	16

$8.90	6.85%	$3,470,318	0.07%	0.07%	0.05%	0.05%	4.29%	158%

8.67	(1.42)	3,250,613	0.06	0.06	0.05	0.05	3.43	114

9.12	(3.59)	4,774,312	0.05	0.05	0.05	0.05	2.72	58

9.78	10.09	4,660,053	0.05	0.05	0.05	0.05	2.74	122

9.14	(0.76)	3,006,729	0.06	0.06	0.05	0.05	3.54	143

$9.49	3.73%	$25,606,564	0.91%	0.91%	0.05%	0.05%	4.63%	171%

9.59	(9.64)	26,091,834	0.54	0.54	0.05	0.05	4.73	76

11.26	(3.69)	28,855,611	0.06	0.06	0.05	0.05	4.08	66

12.42	9.16	28,614,011	0.08	0.08	0.05	0.05	4.13	143

12.09	11.07	23,360,760	0.49	0.49	0.05	0.05	4.36	145

$9.47	4.66%	$2,083,810	0.05%	0.05%	0.05%	0.05%	4.63%	73%

9.49	0.51	2,207,295	0.06	0.06	0.05	0.05	2.94	119

9.69	(2.60)	1,999,224	0.05	0.05	0.05	0.05	0.85	143

10.04	3.00	1,049,333	0.05	0.05	0.05	0.05	1.18	301

9.92	3.23	766,311	0.05	0.05	0.05	0.05	2.49	153

$8.92	3.17%	$3,183,864	0.06%	0.06%	0.05%	0.05%	4.33%	396%

9.03	(2.78)	3,197,253	0.06	0.06	0.05	0.05	2.80	530

9.54	(4.45)	3,553,079	0.05	0.05	0.05	0.05	1.45	370

10.18	2.26	4,321,603	0.05	0.05	0.05	0.05	1.43	544

10.27	6.12	3,723,520	0.05	0.05	0.05	0.05	2.70	311

$7.93	1.03%	$1,399,256	0.52%	0.52%	0.05%	0.05%	4.31%	1,483%

8.24	(11.12)	1,368,313	0.62	0.62	0.05	0.05	3.62	1,297

9.75	(8.17)	1,406,044	0.06	0.06	0.05	0.05	2.61	966

11.00	5.31	1,504,263	0.09	0.09	0.05	0.05	2.48	1,143

11.39	9.58	2,092,924	0.60	0.60	0.05	0.05	3.46	1,294

ANNUAL REPORT	|	MARCH 31, 2024	27

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Municipal Portfolio

03/31/2024	$6.09	$0.23	$0.01	$0.24	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2023	6.48	0.23	(0.40)	(0.17)	(0.22)	0.00	0.00	(0.22)

03/31/2022	6.97	0.21	(0.48)	(0.27)	(0.20)	(0.02)	0.00	(0.22)

03/31/2021	6.96	0.23	0.19	0.42	(0.27)	(0.14)	0.00	(0.41)

03/31/2020	6.98	0.26	0.13	0.39	(0.26)	(0.15)	0.00	(0.41)

PIMCO Real Return Portfolio

03/31/2024	$12.70	$0.39	$(0.79)	$(0.40)	$(0.42)	$0.00	$0.00	$(0.42)

03/31/2023~	17.04	1.04	(3.15)	(2.11)	(1.57)	(0.66)	0.00	(2.23)

03/31/2022~	23.88	2.19	0.12	2.31	(1.89)	(7.26)	0.00	(9.15)

03/31/2021~	25.08	0.66	3.06	3.72	(2.64)	(2.28)	0.00	(4.92)

03/31/2020~	23.04	0.63	1.83	2.46	(0.42)	0.00	0.00	(0.42)

PIMCO Short-Term Portfolio

03/31/2024	$8.75	$0.39	$0.33	$0.72	$(0.57)	$0.00	$0.00	$(0.57)

03/31/2023	9.11	0.27	(0.32)	(0.05)	(0.31)	0.00	0.00	(0.31)

03/31/2022	9.43	0.19	(0.33)	(0.14)	(0.18)	0.00	0.00	(0.18)

03/31/2021	9.06	0.19	0.45	0.64	(0.27)	0.00	0.00	(0.27)

03/31/2020	9.47	0.30	(0.36)	(0.06)	(0.35)	0.00	0.00	(0.35)

PIMCO Short-Term Floating NAV Portfolio II

03/31/2024	$10.01	$0.53	$0.00	$0.53	$(0.53)	$0.00	$0.00	$(0.53)

03/31/2023	10.01	0.27	0.01	0.28	(0.28)	0.00	0.00	(0.28)

03/31/2022	10.01	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2021	9.96	0.03	0.05	0.08	(0.03)	0.00	0.00	(0.03)

03/31/2020	10.01	0.21	(0.04)	0.17	(0.22)	0.00	0.00	(0.22)

PIMCO U.S. Government and Short-Term Investments Portfolio

03/31/2024	$6.70	$0.18	$(0.45)	$(0.27)	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2023	8.21	0.17	(1.50)	(1.33)	(0.18)	0.00	0.00	(0.18)

03/31/2022	9.06	0.23	(0.87)	(0.64)	(0.19)	(0.02)	0.00	(0.21)

03/31/2021	12.10	0.27	(1.41)	(1.14)	(0.23)	(1.67)	0.00	(1.90)

03/31/2020	9.30	0.25	2.87	3.12	(0.22)	(0.10)	0.00	(0.32)

PIMCO International Portfolio (Consolidated)

03/31/2024	$5.79	$0.29	$0.05	$0.34	$0.00	$0.00	$0.00	$0.00

03/31/2023	5.64	0.14	0.15	0.29	(0.14)	0.00	0.00	(0.14)

03/31/2022	5.67	0.02	(0.05)	(0.03)	0.00	0.00	0.00	0.00

03/31/2021	5.43	0.00	0.24	0.24	0.00	0.00	0.00	0.00

03/31/2020	6.43	0.02	(0.84)	(0.82)	(0.18)	0.00	0.00	(0.18)

PIMCO Short Asset Portfolio (Consolidated)

03/31/2024	$9.60	$0.48	$0.18	$0.66	$(0.45)	$0.00	$(0.07)	$(0.52)

03/31/2023	9.86	0.26	(0.02)	0.24	(0.49)	0.00	(0.01)	(0.50)

03/31/2022	10.03	0.09	(0.16)	(0.07)	(0.10)	0.00	0.00	(0.10)

03/31/2021	9.71	0.13	0.32	0.45	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.95	0.26	(0.23)	0.03	(0.27)	0.00	0.00	(0.27)

PIMCO Short-Term Floating NAV Portfolio III (Consolidated)

03/31/2024	$9.72	$0.43	$0.10	$0.53	$(0.52)	$0.00	$0.00	$(0.52)

03/31/2023	9.71	0.24	0.04	0.28	(0.27)	0.00	0.00	(0.27)

03/31/2022	9.86	0.01	0.00	0.01	(0.16)	0.00	0.00	(0.16)

03/31/2021	9.82	0.03	0.04	0.07	(0.03)	0.00	0.00	(0.03)

03/31/2020	9.89	0.19	(0.04)	0.15	(0.22)	0.00	0.00	(0.22)
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
~	A one for three reverse share split, effective March 24, 2023, has been retroactively applied. See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios. Additionally, excludes initial sales charges and contingent deferred sales charges.

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$6.10	4.08%	$119,336	0.05%	0.05%	0.05%	0.05%	3.87%	35%

6.09	(2.45)	111,612	0.05	0.05	0.05	0.05	3.68	21

6.48	(3.94)	136,326	0.05	0.05	0.05	0.05	3.00	12

6.97	6.08	143,819	0.05	0.05	0.05	0.05	3.24	7

6.96	5.62	164,094	0.05	0.05	0.05	0.05	3.56	37

$11.88	(3.15)%	$362,090	4.33%	4.33%	0.05%	0.05%	3.31%	13%

12.70	(12.70)	156,177	2.69	2.69	0.05	0.05	7.74	102

17.04	8.35	57,769	0.11	0.11	0.05	0.05	9.91	34

23.88	14.90	54,516	0.39	0.39	0.05	0.05	2.48	134

25.08	10.80	667,009	1.32	1.32	0.05	0.05	2.56	35

$8.90	8.44%	$198,558	0.68%	0.68%	0.05%	0.05%	4.43%	784%

8.75	(0.52)	215,073	0.25	0.25	0.05	0.05	3.01	626

9.11	(1.50)	345,957	0.05	0.05	0.05	0.05	1.99	604

9.43	7.07	415,981	0.05	0.05	0.05	0.05	2.03	487

9.06	(0.71)	503,078	0.05	0.05	0.05	0.05	3.15	381

$10.01	5.49%	$7,428,700	0.06%	0.06%	0.05%	0.05%	5.30%	110%

10.01	2.81	13,096,392	0.08	0.08	0.05	0.05	2.73	68

10.01	0.04	15,196,560	0.05	0.05	0.05	0.05	0.10	96

10.01	0.88	14,025,137	0.05	0.05	0.05	0.05	0.27	68

9.96	1.64	6,301,118	0.05	0.05	0.05	0.05	2.13	70

$6.25	(4.07)%	$1,784,051	0.67%	0.67%	0.05%	0.05%	2.96%	24%

6.70	(16.12)	1,507,329	0.93	0.93	0.05	0.05	2.39	23

8.21	(7.36)	1,961,097	0.06	0.06	0.05	0.05	2.43	10

9.06	(11.08)	2,086,074	0.06	0.06	0.05	0.05	2.35	30

12.10	34.23	2,768,092	0.42	0.42	0.05	0.05	2.40	28

$6.13	5.87%	$574,377	0.14%	0.14%	0.12%	0.12%	4.89%	6%

5.79	5.12	521,621	0.16	0.16	0.12	0.12	2.45	0

5.64	(0.53)	537,322	0.12	0.12	0.12	0.12	0.39	0

5.67	4.42	528,273	0.12	0.12	0.12	0.12	0.07	20

5.43	(12.93)	524,490	0.16	0.16	0.12	0.12	0.31	72

$9.74	7.04%	$5,235,359	0.00%	0.00%	0.00%	0.00%	4.97%	55%

9.60	2.48	4,622,405	0.00	0.00	0.00	0.00	2.62	21

9.86	(0.74)	5,423,395	0.00	0.00	0.00	0.00	0.92	112

10.03	4.67	8,215,974	0.00	0.00	0.00	0.00	1.30	52

9.71	0.24	10,305,320	0.01	0.01	0.00	0.00	2.63	74

$9.73	5.59%	$14,627,120	0.00%	0.00%	0.00%	0.00%	4.49%	104%

9.72	2.96	11,460,092	0.00	0.00	0.00	0.00	2.47	74

9.71	0.15	11,834,353	0.00	0.00	0.00	0.00	0.13	51

9.86	0.74	22,775,705	0.00	0.00	0.00	0.00	0.26	80

9.82	1.52	16,363,421	0.00	0.00	0.00	0.00	1.92	233

ANNUAL REPORT	|	MARCH 31, 2024	29

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio

Assets:

Investments, at value
Investments in securities*	$8,688,988	$339,155	$136,085	$3,736,371	$32,560,423	$2,100,369	$3,450,061
Investments in Affiliates	4,459	116,820	16,925	54,086	305,443	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,064	20	3	60	11,567	95	3
Over the counter	0	9,397	78	387	15,466	0	0
Cash	0	59	0	6,309	0	1	56
Deposits with counterparty	51,132	5,015	1,114	70,915	10,288	4,292	15,305
Foreign currency, at value	0	597	20	1	14,387	0	0
Receivable for investments sold	310,641	36	3,455	5,802	1,856,998	17	153
Receivable for investments sold on a delayed-delivery basis	365	0	0	0	9,787	0	0
Receivable for TBA investments sold	2,439,126	0	0	319,869	3,943,806	0	68,127
Receivable for Portfolio shares sold	0	0	0	0	102,742	0	0
Interest and/or dividends receivable	27,335	4,486	2,064	34,912	341,790	14,793	21,947
Dividends receivable from Affiliates	329	476	64	75	2,694	0	0
Reimbursement receivable from PIMCO	5	1	0	4	29	3	4
Other assets	0	0	0	0	0	0	0
Total Assets	11,526,444	476,062	159,808	4,228,791	39,175,420	2,119,570	3,555,656

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$7,050	$0	$0	$40,931	$4,525,101	$0	$0
Payable for sale-buyback transactions	30,691	0	0	0	450,427	0	0
Payable for short sales	120,415	0	0	1,864	246,620	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,870	18	27	453	4,674	469	433
Over the counter	3,283	4,012	26	272	8,813	0	0
Payable for investments purchased	29,188	14	3,883	14,328	31,803	35,200	132,000
Payable for investments in Affiliates purchased	330	535	74	92	2,837	0	0
Payable for TBA investments purchased	5,669,919	0	0	681,501	8,200,204	0	239,224
Deposits from counterparty	9,229	6,299	0	803	18,268	0	0
Payable for Portfolio shares redeemed	9,202	0	1,267	18,080	77,476	0	0
Overdraft due to custodian	6,049	0	0	0	1,557	0	0
Distributions payable	0	0	0	0	0	0	0
Accrued investment advisory fees	95	8	3	59	430	35	54
Accrued supervisory and administrative fees	142	39	4	88	644	53	81
Foreign capital gains tax payable	0	0	0	2	0	0	0
Other liabilities	0	0	0	0	2	3	0
Total Liabilities	5,888,463	10,925	5,284	758,473	13,568,856	35,760	371,792

Commitments and Contingent Liabilities^

Net Assets	$5,637,981	$465,137	$154,524	$3,470,318	$25,606,564	$2,083,810	$3,183,864

Net Assets Consist of:

Paid in capital	$5,930,549	$521,367	$200,820	$3,829,303	$30,723,637	$2,175,946	$3,626,708
Distributable earnings (accumulated loss)	(292,568)	(56,230)	(46,296)	(358,985)	(5,117,073)	(92,136)	(442,844)

Net Assets	$5,637,981	$465,137	$154,524	$3,470,318	$25,606,564	$2,083,810	$3,183,864

Shares Issued and Outstanding	484,027	52,387	22,193	389,714	2,697,969	220,074	356,767

Net Asset Value Per Share Outstanding(a):	$11.65	$8.88	$6.96	$8.90	$9.49	$9.47	$8.92

Cost of investments in securities	$8,926,309	$369,024	$141,950	$3,868,042	$36,372,793	$2,119,788	$3,506,446
Cost of investments in Affiliates	$4,459	$116,826	$20,881	$54,088	$305,442	$0	$0
Cost of foreign currency held	$0	$1,043	$20	$2	$15,172	$0	$0
Proceeds received on short sales	$120,124	$0	$0	$1,861	$246,297	$0	$0
Cost or premiums of financial derivative instruments, net	$23,918	$(1,928)	$498	$9,842	$283,790	$42	$(94)

* Includes repurchase agreements of:	$0	$27,909	$3,845	$6,871	$14,550	$66,287	$262,364

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio	PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$5,808,111	$114,099	$643,392	$318,899	$8,594,717	$1,745,618
43,489	5,817	6,181	6,142	0	38,116

3,072	0	0	317	0	447
2,319	0	0	0	0	0
36	0	0	0	39	1
56,301	0	619	3,310	1,266	2,194
0	0	13	0	0	0
376,966	0	11	9,576	0	829
0	0	71	27	0	0
3,024,216	0	0	125,590	0	52,912
0	0	0	0	43,500	0
6,736	1,208	1,169	880	23,942	15,920
67	21	20	24	0	172
2	0	1	0	11	1
2	0	0	0	0	0
9,321,317	121,145	651,477	464,765	8,663,475	1,856,210

$0	$0	$288,418	$5,168	$0	$0
0	0	0	0	0	16,507
550,671	0	0	6,310	0	18,610

1,259	0	1	205	0	2,494
2,530	0	0	87	0	0
7,453	1,102	0	0	1,205,447	0
96	24	24	27	0	198
7,347,504	0	0	254,091	0	34,275
12,488	0	929	310	3,236	0
0	678	0	0	25,586	0
0	0	0	0	0	0
0	0	0	0	150	0
24	2	6	4	142	30
36	3	9	5	214	45
0	0	0	0	0	0
0	0	0	0	0	0
7,922,061	1,809	289,387	266,207	1,234,775	72,159

$1,399,256	$119,336	$362,090	$198,558	$7,428,700	$1,784,051

$1,807,103	$125,880	$419,683	$289,210	$7,427,131	$2,719,736
(407,847)	(6,544)	(57,593)	(90,652)	1,569	(935,685)

$1,399,256	$119,336	$362,090	$198,558	$7,428,700	$1,784,051

176,434	19,576	30,474	22,316	741,787	285,632

$7.93	$6.10	$11.88	$8.90	$10.01	$6.25

$5,942,643	$114,288	$663,099	$331,964	$8,592,907	$2,206,487
$43,492	$5,816	$6,182	$6,143	$0	$38,117
$0	$0	$13	$0	$0	$0
$551,278	$0	$0	$6,329	$0	$18,536
$3,767	$0	$(296)	$3,375	$0	$16,377

$4,111	$305	$598	$363	$5,878,730	$5,049

ANNUAL REPORT	|	MARCH 31, 2024	31

Consolidated Statements of Assets and Liabilities	March 31, 2024

(Amounts in thousands†, except per share amounts)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Assets:

Investments, at value
Investments in securities*	$688,741	$5,327,046	$16,206,397
Investments in Affiliates	93,483	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,851	1,162	0
Over the counter	3,434	5,126	54,898
Cash	1	215	458
Deposits with counterparty	22,209	9,701	19,498
Foreign currency, at value	6,191	0	831
Receivable for investments sold	35,614	78,039	661
Interest and/or dividends receivable	687	36,253	41,495
Dividends receivable from Affiliates	323	0	0
Reimbursement receivable from PIMCO	1	0	0
Other assets	1	0	1
Total Assets	852,536	5,457,542	16,324,239

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$57,092	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,473	300	0
Over the counter	1,452	1,926	3,102
Payable for investments purchased	260,144	148,357	1,628,500
Payable for investments in Affiliates purchased	373	0	0
Payable for investments purchased on a delayed-delivery basis	11,080	0	0
Deposits from counterparty	1,581	3,068	62,817
Payable for Portfolio shares redeemed	0	0	2,700
Overdraft due to custodian	0	11,440	0
Accrued investment advisory fees	10	0	0
Accrued supervisory and administrative fees	46	0	0
Total Liabilities	278,159	222,183	1,697,119

Commitments and Contingent Liabilities^

Net Assets	$574,377	$5,235,359	$14,627,120

Net Assets Consist of:

Paid in capital	$635,865	$5,505,831	$14,662,218
Distributable earnings (accumulated loss)	(61,488)	(270,472)	(35,098)

Net Assets	$574,377	$5,235,359	$14,627,120

Shares Issued and Outstanding	93,665	537,542	1,503,773

Net Asset Value Per Share Outstanding(a):	$6.13	$9.74	$9.73

Cost of investments in securities	$695,640	$5,403,195	$16,243,166
Cost of investments in Affiliates	$93,491	$0	$0
Cost of foreign currency held	$6,220	$0	$837
Cost or premiums of financial derivative instruments, net	$(7,154)	$0	$0

* Includes repurchase agreements of:	$586,359	$130,457	$8,900,654

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio

Investment Income:

Interest	$270,190	$22,142	$11,184	$131,558
Dividends, net of foreign taxes*	0	0	114	1,565
Dividends from Investments in Affiliates	8,433	1,380	683	15,146
Miscellaneous income	0	183	69	4
Total Income	278,623	23,705	12,050	148,273

Expenses:

Investment advisory fees	948	87	32	681
Supervisory and administrative fees	1,423	434	49	1,021
Trustee fees	29	3	1	22
Interest expense	7,861	166	17	657
Miscellaneous expense	36	2	1	18
Total Expenses	10,297	692	100	2,399
Waiver and/or Reimbursement by PIMCO	(29)	(3)	(1)	(22)
Net Expenses	10,268	689	99	2,377

Net Investment Income (Loss)	268,355	23,016	11,951	145,896

Net Realized Gain (Loss):

Investments in securities	(48,569)	(8,291)	(28,839)	(32,662)
Investments in Affiliates	310	(95)	13	194
Exchange-traded or centrally cleared financial derivative instruments	(3,548)	(5,664)	(11,358)	(5,633)
Over the counter financial derivative instruments	7,761	4,941	(411)	3,515
Short sales	0	0	278	0
Foreign currency	(5)	(563)	108	0

Net Realized Gain (Loss)	(44,051)	(9,672)	(40,209)	(34,586)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	8,210	9,858	34,515	109,944
Investments in Affiliates	(57)	89	75	(18)
Exchange-traded or centrally cleared financial derivative instruments	97,130	7,793	8,975	2,530
Over the counter financial derivative instruments	6,301	6,682	583	155
Short sales	0	0	14	0
Foreign currency assets and liabilities	0	(165)	(48)	0

Net Change in Unrealized Appreciation(Depreciation)	111,584	24,257	44,114	112,611

Net Increase (Decrease) in Net Assets Resulting from Operations	$335,888	$37,601	$15,856	$223,921

* Foreign tax withholdings - Dividends	$0	$0	$0	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2024	33

Statements of Operations	(Cont.)

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio

Investment Income:

Interest	$1,387,729	$99,436	$139,557	$62,030	$4,122
Dividends, net of foreign taxes*	4,279	0	0	0	0
Dividends from Investments in Affiliates	9,633	0	0	2,453	293
Miscellaneous income	146	0	0	0	0
Total Income	1,401,787	99,436	139,557	64,483	4,415

Expenses:

Investment advisory fees	5,053	424	636	267	22
Supervisory and administrative fees	7,579	636	954	400	34
Trustee fees	165	14	21	9	1
Interest expense	218,303	51	265	6,279	0
Miscellaneous expense	128	11	16	16	1
Total Expenses	231,228	1,136	1,892	6,971	58
Waiver and/or Reimbursement by PIMCO	(165)	(14)	(21)	(9)	(1)
Net Expenses	231,063	1,122	1,871	6,962	57

Net Investment Income (Loss)	1,170,724	98,314	137,686	57,521	4,358

Net Realized Gain (Loss):

Investments in securities	(1,351,421)	(16,593)	(129,165)	(85,230)	(3,570)
Investments in Affiliates	(288)	0	0	65	5
Exchange-traded or centrally cleared financial derivative instruments	433,768	1,333	1,727	70,111	0
Over the counter financial derivative instruments	23,110	0	0	3,938	0
Short sales	0	0	0	0	0
Foreign currency	230	0	0	0	0

Net Realized Gain (Loss)	(894,601)	(15,260)	(127,438)	(11,116)	(3,565)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	622,417	15,067	94,904	(25,677)	3,759
Investments in Affiliates	1	0	0	(3)	(2)
Exchange-traded or centrally cleared financial derivative instruments	(95,571)	(2,518)	(3,835)	(9,072)	0
Over the counter financial derivative instruments	33,347	0	0	2,843	0
Short sales	0	0	0	0	0
Foreign currency assets and liabilities	(286)	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	559,908	12,549	91,069	(31,909)	3,757

Net Increase (Decrease) in Net Assets Resulting from Operations	$836,031	$95,603	$101,317	$14,496	$4,550

* Foreign tax withholdings - Dividends	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$20,153	$9,967	$540,641	$61,101
0	0	0	0
163	462	0	913
47	0	0	0

20,363	10,429	540,641	62,014

53	41	2,015	342
80	61	3,023	512
1	1	72	11
11,403	1,277	1,337	10,612
2	1	50	9
11,539	1,381	6,497	11,486
(1)	(1)	(72)	(11)
11,538	1,380	6,425	11,475

8,825	9,049	534,216	50,539

(549)	(4,919)	2,149	(25,444)

(7)	7	0	29
190	4,203	0	(4,266)
8	1,420	0	0
0	0	0	0
(1)	0	0	0

(359)	711	2,149	(29,681)

(13,768)	953	7,426	(89,338)
0	(1)	0	(4)
62	6,558	0	(13,031)
1	(645)	0	0
0	0	0	0
(1)	0	0	0

(13,706)	6,865	7,426	(102,373)

$(5,240)	$16,625	$543,791	$(81,515)

$0	$0	$0	$0

ANNUAL REPORT	|	MARCH 31, 2024	35

Consolidated Statements of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Investment Income:

Interest, net of foreign taxes*	$21,535	$239,868	$651,485
Dividends from Investments in Affiliates	4,755	0	0
Miscellaneous income	1,038	0	72
Total Income	27,328	239,868	651,557

Expenses:

Investment advisory fees	109	0	0
Supervisory and administrative fees	543	0	0
Trustee fees	4	0	0
Interest expense	119	2	328
Miscellaneous expense	5	1	1
Total Expenses	780	3	329
Waiver and/or Reimbursement by PIMCO	(4)	0	0
Net Expenses	776	3	329

Net Investment Income (Loss)	26,552	239,865	651,228

Net Realized Gain (Loss):

Investments in securities	6,640	(64,913)	(184,122)
Investments in Affiliates	(1,148)	0	0
Exchange-traded or centrally cleared financial derivative instruments	(18,440)	5,435	0
Over the counter financial derivative instruments	(16,423)	46,162	305,650
Short sales	0	135	0
Foreign currency	(1,783)	(1,575)	20,642

Net Realized Gain (Loss)	(31,154)	(14,756)	142,170

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(296)	91,150	(48,034)
Investments in Affiliates	1,195	0	0
Exchange-traded or centrally cleared financial derivative instruments	29,997	15,908	0
Over the counter financial derivative instruments	3,983	(3,121)	54,999
Short sales	0	161	0
Foreign currency assets and liabilities	478	(56)	(6)

Net Change in Unrealized Appreciation (Depreciation)	35,357	104,042	6,959

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,755	$329,151	$800,357

* Foreign tax withholdings	$6	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO ABS and Short-Term Investments Portfolio		PIMCO EM Bond and Short-Term Investments Portfolio		PIMCO High Yield and Short-Term Investments Portfolio		PIMCO Investment Grade Credit Bond Portfolio

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$268,355	$190,832	$23,016	$18,013	$11,951	$15,986	$145,896	$118,441
Net realized gain (loss)	(44,051)	(103,309)	(9,672)	(11,739)	(40,209)	14	(34,586)	(200,962)
Net change in unrealized appreciation (depreciation)	111,584	(159,934)	24,257	(10,715)	44,114	(50,309)	112,611	(43,144)

Net Increase (Decrease) in Net Assets Resulting from Operations	335,888	(72,411)	37,601	(4,441)	15,856	(34,309)	223,921	(125,665)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(278,206)	(185,506)	(23,501)	(23,701)	(13,565)	(18,001)	(137,707)	(115,960)

Total Distributions(a)	(278,206)	(185,506)	(23,501)	(23,701)	(13,565)	(18,001)	(137,707)	(115,960)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	1,310,995	(388,384)	27,801	(36,739)	(18,116)	(296,097)	133,491	(1,282,074)

Total Increase (Decrease) in Net Assets	1,368,677	(646,301)	41,901	(64,881)	(15,825)	(348,407)	219,705	(1,523,699)

Net Assets:

Beginning of year	4,269,304	4,915,605	423,236	488,117	170,349	518,756	3,250,613	4,774,312
End of year	$5,637,981	$4,269,304	$465,137	$423,236	$154,524	$170,349	$3,470,318	$3,250,613

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2024	37

Statements of Changes in Net Assets	(Cont.)

	PIMCO Long Duration Credit Bond Portfolio		PIMCO Low Duration Portfolio		PIMCO Moderate Duration Portfolio

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,170,724	$1,185,644	$98,314	$65,089	$137,686	$92,498
Net realized gain (loss)	(894,601)	(590,050)	(15,260)	(49,984)	(127,438)	(153,560)
Net change in unrealized appreciation (depreciation)	559,908	(3,563,524)	12,549	(1,861)	91,069	(43,957)

Net Increase (Decrease) in Net Assets Resulting from Operations	836,031	(2,967,930)	95,603	13,244	101,317	(105,019)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(1,203,051)	(1,448,171)	(99,854)	(57,505)	(138,005)	(85,906)

Total Distributions(a)	(1,203,051)	(1,448,171)	(99,854)	(57,505)	(138,005)	(85,906)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(118,250)	1,652,324	(119,234)	252,332	23,299	(164,901)

Total Increase (Decrease) in Net Assets	(485,270)	(2,763,777)	(123,485)	208,071	(13,389)	(355,826)

Net Assets:

Beginning of year	26,091,834	28,855,611	2,207,295	1,999,224	3,197,253	3,553,079
End of year	$25,606,564	$26,091,834	$2,083,810	$2,207,295	$3,183,864	$3,197,253

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Mortgage and Short-Term Investments Portfolio		PIMCO Municipal Portfolio		PIMCO Real Return Portfolio		PIMCO Short-Term Portfolio

Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

$57,521	$46,275	$4,358	$4,160	$8,825	$5,531	$9,049	$8,404
(11,116)	(166,489)	(3,565)	(3,337)	(359)	(3,180)	711	(13,903)
(31,909)	(23,224)	3,757	(5,251)	(13,706)	(7,732)	6,865	2,631

14,496	(143,438)	4,550	(4,428)	(5,240)	(5,381)	16,625	(2,868)

(66,302)	(62,903)	(4,400)	(4,050)	(9,300)	(7,346)	(12,901)	(9,201)

(66,302)	(62,903)	(4,400)	(4,050)	(9,300)	(7,346)	(12,901)	(9,201)

82,749	168,610	7,574	(16,236)	220,453	111,135	(20,239)	(118,815)

30,943	(37,731)	7,724	(24,714)	205,913	98,408	(16,515)	(130,884)

1,368,313	1,406,044	111,612	136,326	156,177	57,769	215,073	345,957
$1,399,256	$1,368,313	$119,336	$111,612	$362,090	$156,177	$198,558	$215,073

ANNUAL REPORT	|	MARCH 31, 2024	39

Statements of Changes in Net Assets	(Cont.)

	PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government and Short-Term Investments Portfolio

	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

(Amounts in thousands†)

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$534,216	$344,802	$50,539	$38,136
Net realized gain (loss)	2,149	(1,820)	(29,681)	(308,443)
Net change in unrealized appreciation (depreciation)	7,426	3,394	(102,373)	(69,172)

Net Increase (Decrease) in Net Assets Resulting from Operations	543,791	346,376	(81,515)	(339,479)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(536,119)	(344,927)	(48,854)	(40,253)

Total Distributions(a)	(536,119)	(344,927)	(48,854)	(40,253)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(5,675,364)	(2,101,617)	407,091	(74,036)

Total Increase (Decrease) in Net Assets	(5,667,692)	(2,100,168)	276,722	(453,768)

Net Assets:

Beginning of year	13,096,392	15,196,560	1,507,329	1,961,097
End of year	$7,428,700	$13,096,392	$1,784,051	$1,507,329

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO International Portfolio		PIMCO Short Asset Portfolio		PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$26,552	$12,709	$239,865	$122,964	$651,228	$215,312
Net realized gain (loss)	(31,154)	19,761	(14,756)	24,886	142,170	6,185
Net change in unrealized appreciation (depreciation)	35,357	(8,428)	104,042	(35,418)	6,959	15,120

Net Increase (Decrease) in Net Assets Resulting from Operations	30,755	24,042	329,151	112,432	800,357	236,617

Distributions to Shareholders:

From net investment income and/or net realized capital gains	0	(12,352)	(222,008)	(231,084)	(792,958)	(234,847)
Tax basis return of capital	0	0	(37,095)	(6,217)	0	0

Total Distributions(a)	0	(12,352)	(259,103)	(237,301)	(792,958)	(234,847)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	22,001	(27,391)	542,906	(676,121)	3,159,629	(376,031)

Total Increase (Decrease) in Net Assets	52,756	(15,701)	612,954	(800,990)	3,167,028	(374,261)

Net Assets:

Beginning of year	521,621	537,322	4,622,405	5,423,395	11,460,092	11,834,353
End of year	$574,377	$521,621	$5,235,359	$4,622,405	$14,627,120	$11,460,092

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2024	41

Statements of Cash Flows

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Real Return Portfolio

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$836,031	$(5,240)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(56,582,442)	(443,236)
Proceeds from sales of long-term securities	54,117,895	61,258
(Purchases) Proceeds from sales of short-term portfolio investments, net	(5,798)	(1,189)
(Increase) decrease in deposits with counterparty	15,722	(508)
(Increase) decrease in receivable for investments sold	(3,107,181)	(60)
(Increase) decrease in interest and/or dividends receivable	3,419	(741)
(Increase) decrease in dividends receivable from Affiliates	(2,447)	(5)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	340,319	256
Proceeds from (Payments on) over the counter financial derivative instruments	14,062	8
(Increase) decrease in reimbursement receivable from PIMCO	11	(1)
Increase (decrease) in payable for investments purchased	6,390,950	(2,414)
Increase (decrease) in deposits from counterparty	5,304	669
Increase (decrease) in accrued investment advisory fees	(22)	4
Increase (decrease) in accrued supervisory and administrative fees	(34)	5
Proceeds from (Payments on) short sales transactions, net	204,462	0
Proceeds from (Payments on) foreign currency transactions	(56)	(2)
Net Realized (Gain) Loss
Investments in securities	1,351,421	549
Investments in Affiliates	288	7
Exchange-traded or centrally cleared financial derivative instruments	(433,768)	(190)
Over the counter financial derivative instruments	(23,110)	(8)
Foreign currency	(230)	1
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(622,417)	13,768
Investments in Affiliates	(1)	0
Exchange-traded or centrally cleared financial derivative instruments	95,571	(62)
Over the counter financial derivative instruments	(33,347)	(1)
Foreign currency assets and liabilities	286	1
Net amortization (accretion) on investments	(702)	(3,807)

Net Cash Provided by (Used for) Operating Activities	2,564,186	(380,938)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	8,388,078	238,279
Payments on shares redeemed	(9,644,870)	(26,896)
Increase (decrease) in overdraft due to custodian	174	0
Cash distributions paid*	(2,509)	(230)
Proceeds from reverse repurchase agreements	381,293,630	4,236,882
Payments on reverse repurchase agreements	(382,720,827)	(4,067,097)
Proceeds from sale-buyback transactions	10,371,359	104,111
Payments on sale-buyback transactions	(10,249,559)	(104,111)

Net Cash Received from (Used for) Financing Activities	(2,564,524)	380,938

Net Increase (Decrease) in Cash and Foreign Currency	(338)	0

Cash and Foreign Currency:

Beginning of year	14,725	13
End of year	$14,387	$13

* Reinvestment of distributions	$1,200,542	$9,070

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$212,462	$10,887

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 154.1%

CORPORATE BONDS & NOTES 0.3%

BANKING & FINANCE 0.3%

Ambac Assurance Corp.
5.100% due 12/31/2099 (e)	$43	$63

Preferred Term Securities Ltd.
5.679% (TSFR3M + 0.350%) due 03/22/2038 ~	17,913	16,928
6.482% (TSFR3M + 1.122%) due 07/03/2033 ~	325	325

		17,316

INDUSTRIALS 0.0%

CVS Pass-Through Trust
5.880% due 01/10/2028	555	544

Times Square Hotel Trust
8.528% due 08/01/2026	1,692	1,687

		2,231

Total Corporate Bonds & Notes (Cost $19,516)		19,547

U.S. GOVERNMENT AGENCIES 62.3%

Fannie Mae
0.565% due 11/25/2049 •(a)	521	64
4.000% due 11/25/2033 - 01/01/2059	253	237
4.500% due 04/01/2032 •	9	9
4.523% due 03/01/2035 •	5	5
4.717% due 05/01/2036 •	2	2
4.991% due 05/01/2034 •	9	9
5.000% due 11/25/2032	433	421
5.008% due 04/01/2033 •	4	4
5.079% due 05/01/2036 •	4	4
5.183% due 03/01/2035 •	2	2
5.285% due 11/01/2034 •	5	5
5.404% due 03/01/2035 •	4	4
5.450% due 06/01/2033 •	3	3
5.465% due 05/01/2033 •	7	7
5.500% due 09/25/2035	2,124	2,129
5.555% due 08/25/2031 •	30	29
5.600% due 11/01/2034 •	1	1
5.640% due 03/01/2033 •	1	1
5.673% due 01/01/2035 •	3	3
5.692% due 07/25/2037 •	486	473
5.731% due 02/01/2035 •	2	2
5.744% due 09/01/2033 •	11	11
5.755% due 07/01/2033 •	2	2
5.765% due 03/25/2036 •	7	7
5.845% due 07/01/2033 - 10/01/2034 •	4	4
5.878% due 09/01/2033 •	3	3
5.990% due 12/01/2036 •	2	2
5.991% due 04/01/2034 •	1	1
6.000% due 09/01/2033 •	5	5
6.033% due 11/18/2031 •	1	1
6.074% due 01/01/2037 •	3	3
6.076% due 12/01/2036 •	3	3
6.085% due 11/25/2031 •	14	14
6.117% due 02/01/2035 •	2	2
6.173% due 12/01/2035 •	2	2
6.189% due 06/01/2033 •	50	50
6.198% due 04/01/2036 •	7	7
6.245% due 09/01/2030 •	5	5
6.247% due 10/01/2032 •	4	4
6.260% due 11/01/2032 •	7	7
6.281% due 03/01/2044 - 10/01/2044 •	17	17
6.375% due 03/01/2029 - 09/01/2032 •	13	13
6.435% due 04/25/2032 •	2	2
6.481% due 10/01/2040 •	10	10
6.500% due 06/25/2028	5	5
6.764% due 11/01/2035 •	1	1
6.973% due 02/01/2033 •	13	13
7.000% due 07/25/2042	3	3
7.383% due 07/01/2035 •	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.519% due 04/01/2036 •	$1	$1
8.500% due 01/25/2025 - 11/01/2030	2	2

Freddie Mac
0.482% due 01/25/2034 ~(a)	86,096	2,851
0.776% due 03/25/2034 ~(a)	67,653	3,529
3.000% due 09/01/2046 - 03/01/2048	10,407	9,140
3.500% due 07/01/2046 - 02/01/2048	128	118
4.000% due 10/15/2033	15	15
4.583% due 04/01/2032 •	18	18
4.598% due 04/01/2033 •	1	1
4.843% due 04/01/2034 •	3	3
5.000% due 02/15/2036	90	90
5.500% due 05/15/2036	7	7
5.585% due 09/01/2035 •	3	3
5.683% due 10/15/2032 •	2	2
5.704% due 08/25/2031 •	24	24
5.783% due 12/15/2029 •	3	3
5.883% due 12/15/2031 •	1	1
5.927% due 01/01/2035 •	2	2
5.942% due 08/01/2031 •	5	5
5.983% due 08/15/2031 •	4	4
5.987% due 01/01/2035 •	4	4
6.032% due 02/01/2035 •	3	3
6.090% due 09/01/2035 •	1	1
6.117% due 07/01/2037 •	1	1
6.149% due 01/01/2035 •	2	2
6.208% due 10/01/2034 •	5	5
6.215% due 09/01/2028 •	1	1
6.238% due 02/01/2035 •	7	8
6.289% due 10/25/2044 - 02/25/2045 •	999	906
6.320% due 09/01/2033 •	7	7
6.344% due 03/01/2032 •	11	11
6.348% due 03/01/2034 •	5	5
6.355% due 12/01/2033 •	12	12
6.362% due 11/01/2034 •	2	2
6.375% due 11/01/2034 •	8	8
6.386% due 03/01/2028 •	1	1
6.420% due 05/01/2026 •	1	1
6.482% due 02/01/2035 •	7	7
6.489% due 07/25/2044 •	211	196
6.500% due 07/25/2043	260	265
6.520% due 02/01/2036 •	1	1
7.000% due 06/15/2029	3	3
7.500% due 01/15/2031	1	1

Ginnie Mae
3.000% due 03/20/2052	200	176
3.625% due 01/20/2027 - 09/20/2033 •	27	25
3.750% (H15T1Y + 1.500%) due 10/20/2026 ~	3	3
3.750% due 12/20/2027 - 10/20/2033 •	9	10
3.875% due 05/20/2030 - 05/20/2032 •	13	13
4.000% due 05/20/2030 - 07/20/2030 •	17	17
4.500% due 07/20/2040 - 12/20/2053	7,810	7,562
5.500% due 07/20/2053 - 08/20/2053	48,477	48,457
5.744% due 03/20/2068 •	1,589	1,583
5.769% due 01/20/2072 •	505	502
5.784% due 12/20/2062 •	1,211	1,208
5.794% due 10/20/2062 •	935	933
5.894% due 02/20/2061 •	113	113
6.094% due 02/20/2070 •	436	436
6.194% due 09/20/2063 - 02/20/2067 •	1,023	1,019
6.444% due 12/20/2066 •	1,283	1,283

Ginnie Mae, TBA
2.000% due 05/01/2054	3,000	2,461
2.500% due 04/01/2054	3,600	3,067
3.000% due 04/01/2054	2,000	1,764
3.500% due 04/01/2054	57,300	52,145
4.000% due 04/01/2054	6,200	5,802
5.000% due 05/01/2054	2,500	2,458

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
3.000% due 12/01/2026 - 05/01/2052	$13,743	$12,169
3.500% due 03/01/2040 - 02/01/2050	18,859	17,195
4.000% due 08/01/2038 - 04/01/2054	66,277	61,796
4.500% due 07/01/2052 - 04/01/2053	75,174	71,622
5.000% due 06/01/2053	895	873
5.500% due 11/01/2052 - 12/01/2053	68,761	68,500
6.000% due 12/01/2052 - 02/01/2054	9,292	9,382
6.500% due 04/01/2053 - 03/01/2054	125,059	127,816
8.500% due 11/01/2025 - 06/01/2030	4	4

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2039 - 05/01/2054	30,300	25,156
3.000% due 04/01/2039 - 05/01/2054	191,040	168,901
3.500% due 04/01/2054 - 05/01/2054	217,171	194,419
4.000% due 05/01/2054	278,650	258,183
5.000% due 04/01/2054 - 05/01/2054	423,600	413,434
5.500% due 04/01/2054 - 05/01/2054	667,800	664,537
6.000% due 04/01/2054 - 05/01/2054	670,910	676,940
6.500% due 04/01/2054 - 05/01/2054	576,000	588,303

Total U.S. Government Agencies (Cost $3,512,778)		3,511,150

U.S. TREASURY OBLIGATIONS 1.6%

U.S. Treasury Bonds
4.000% due 11/15/2042 (f)(h)(j)	49,800	46,925
4.000% due 11/15/2052 (f)(h)	37,800	35,551

U.S. Treasury Notes
2.375% due 05/15/2029 (h)(j)	8,900	8,144

Total U.S. Treasury Obligations (Cost $100,405)		90,620

NON-AGENCY MORTGAGE-BACKED SECURITIES 25.7%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	4,050	3,897

225 Liberty Street Trust
3.597% due 02/10/2036	2,000	1,856

280 Park Avenue Mortgage Trust
6.498% due 09/15/2034 •	1,400	1,375

Adjustable Rate Mortgage Trust
5.984% due 11/25/2035 «•	73	71
6.004% due 11/25/2035 «•	260	244
6.004% due 08/25/2036 •	31,258	10,298

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	8,400	7,177

American Home Mortgage Investment Trust
7.681% due 06/25/2045 «•	188	182

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	154	144
4.800% due 11/25/2067 þ	27,993	27,198
5.985% due 01/25/2069 þ	991	988
6.500% due 12/25/2067 þ	993	1,002

Arroyo Mortgage Trust
1.175% due 10/25/2048 ~	4,574	3,973
1.483% due 10/25/2048 ~	6,013	5,263
1.637% due 10/25/2048 ~	3,050	2,667

Ashford Hospitality Trust
6.398% due 04/15/2035 •	12,550	12,446
6.948% due 06/15/2035 •	3,100	3,047
7.348% due 06/15/2035 •	2,300	2,249
8.248% due 06/15/2035 •	3,200	3,117

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	43

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAMLL Commercial Mortgage Securities Trust
3.218% due 04/14/2033	$1,450	$1,397
4.091% due 08/10/2038 ~	1,655	1,535
6.423% due 04/15/2036 •	3,500	3,499
6.823% due 03/15/2034 •	900	897

Banc of America Alternative Loan Trust
6.000% due 04/25/2037	1,473	1,210

Banc of America Funding Trust
3.391% due 10/20/2046 ~	164	134
4.101% due 01/20/2047 «~	403	272
4.387% due 10/26/2036 ~	72,582	68,182
4.478% due 09/20/2046 «~	64	50
5.214% due 01/20/2047 ~	5	4
5.646% due 09/20/2046 ~	434	415
5.750% due 08/25/2036 «	84	67
5.823% due 10/20/2036 •	2,514	1,865
6.118% due 04/20/2035 «•	65	63

Banc of America Mortgage Trust
4.681% due 10/25/2035 «~	195	174
4.728% due 06/25/2035 «~	219	200
4.993% due 06/25/2034 «~	95	88
5.611% due 11/25/2033 «~	6	5
6.121% due 12/25/2033 «~	25	23

BankUnited Trust
6.044% due 09/25/2045 •	60	55

BCAP LLC Trust
7.844% due 10/25/2047 •	13,012	9,839

Bear Stearns Adjustable Rate Mortgage Trust
0.000% due 10/25/2034 «~	38	25
3.250% due 02/25/2033 «~	1	1
4.000% due 05/25/2034 «~	15	12
4.232% due 05/25/2047 ~	214	189
4.622% due 02/25/2035 «~	339	253
4.861% due 04/25/2034 «~	36	29
4.949% due 01/25/2035 ~	1,074	968
5.003% due 11/25/2030 ~	39	37
5.335% due 12/25/2035 «~	81	65
5.568% due 11/25/2034 «~	244	215
5.711% due 01/25/2034 ~	19	18
5.713% due 08/25/2035 «~	417	369
5.769% due 05/25/2033 «~	75	65
6.033% due 11/25/2034 ~	86	78
7.135% due 02/25/2036 «~	42	38
7.660% due 12/25/2046 •	1,623	1,395

Bear Stearns ALT-A Trust
4.266% due 08/25/2036 ~	954	474
4.334% due 08/25/2036 ~	1,433	930
4.474% due 02/25/2036 ~	2,044	1,417
4.517% due 04/25/2035 ~	13	13
4.998% due 01/25/2036 ~	588	542
5.208% due 07/25/2035 ~	7,113	4,718
5.364% due 08/25/2034 «~	485	445
5.369% due 01/25/2034 «~	234	212
5.409% due 11/25/2035 ~	682	349
5.413% due 12/25/2033 «~	133	123
7.169% due 09/25/2034 •	2,668	2,433

Bear Stearns Asset-Backed Securities Trust
5.500% due 01/25/2034 þ	20	17
5.500% due 06/25/2034 þ	183	177
5.500% due 12/25/2035 «	47	30
5.694% due 07/25/2036 •	10,469	7,793
5.750% due 10/25/2033 «þ	78	80

Bear Stearns Mortgage Funding Trust
5.604% due 12/25/2046 •	4,344	3,618
5.654% due 01/25/2037 «•	306	265

Bear Stearns Mortgage Securities, Inc.
5.027% due 06/25/2030 «~	2	1

Bear Stearns Structured Products, Inc. Trust
4.198% due 12/26/2046 ~	2,331	1,810
5.115% due 01/26/2036 ~	1,652	1,249

Bella Vista Mortgage Trust
7.272% due 11/20/2034 ~	2,035	2,034

BellaVista Mortgage Trust
5.941% due 05/20/2045 •	1,281	828
6.184% due 02/25/2035 •	1,945	1,222

Benchmark Mortgage Trust
2.994% due 04/15/2054 ~	8,809	6,549

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BINOM Securitization Trust
4.441% due 08/25/2057 ~	$8,278	$7,912

BX Trust
3.202% due 12/09/2041	2,726	2,430
6.110% due 06/15/2038 •	1,181	1,173
6.128% due 10/15/2038 •	235	233
6.240% due 02/15/2036 •	4,152	4,138
6.289% due 11/15/2038 •	13,078	12,958
6.315% due 01/17/2039 •	9,600	9,518
6.338% due 02/15/2039 •	1,932	1,924

Chase Home Lending Mortgage Trust
3.250% due 03/25/2063 ~	6,515	5,775
3.250% due 09/25/2063 ~	6,512	5,738
3.250% due 03/25/2064 ~	4,072	3,513
3.500% due 06/25/2062 ~	3,641	3,286

Chase Mortgage Finance Trust
4.655% due 12/25/2035 ~	535	474

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.314% due 01/25/2035 «~	248	217

CIM Trust
3.000% due 01/25/2061 ~	3,383	3,074
3.250% due 10/25/2058 ~	1,220	1,085
3.750% due 12/25/2061 ~	10,894	10,116
5.000% due 05/25/2062 ~	1,615	1,594
5.500% due 08/25/2064 ~	22,761	22,744
6.639% due 12/25/2067 þ	1,161	1,162

Citicorp Mortgage Securities Trust
6.000% due 08/25/2036	519	464

Citigroup Commercial Mortgage Trust
3.098% due 04/10/2049	8,290	8,108
3.209% due 05/10/2049	700	668
6.520% due 12/15/2036 •	9,200	9,146
6.840% due 12/15/2036 •	3,153	3,129

Citigroup Global Markets Mortgage Securities
5.944% due 05/25/2032 «•	17	16
8.500% due 05/25/2032 «	62	60

Citigroup Mortgage Loan Trust
4.995% due 05/25/2042 ~	563	521
5.318% due 08/25/2035 ~	78	76
5.574% due 06/25/2036 •	549	516
5.774% due 12/25/2034 «•	54	49
5.944% due 09/25/2036 •	2,672	2,389
6.244% due 08/25/2035 •	54	51
6.440% due 09/25/2035 «•	155	147
6.980% due 05/25/2035 •	25	24
7.780% due 10/25/2035 •	10	9
7.860% due 11/25/2035 «•	203	193

CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037	889	800

Colony Mortgage Capital Ltd.
6.565% due 11/15/2038 •	8,400	8,310

COLT Mortgage Loan Trust
4.301% due 03/25/2067 ~	7,615	7,430
4.550% due 04/25/2067 ~	10,389	10,392
6.467% due 08/25/2067 þ	4,360	4,369

Commercial Mortgage Trust
3.545% due 02/10/2036	3,800	3,591

Community Program Loan Trust
4.500% due 04/01/2029	4	4

Countrywide Alternative Loan Trust
3.967% due 08/25/2035 ~	1,998	1,818
4.936% due 12/25/2034 ~	1,399	1,289
5.500% due 05/25/2035 •	130	109
5.500% due 11/25/2035	735	417
5.500% due 03/25/2036	62	25
5.623% due 02/20/2047 •	1,239	949
5.638% due 12/20/2046 •	5,652	4,847
5.643% due 07/20/2046 •	431	345
5.644% due 06/25/2037 •	527	465
5.694% due 05/25/2035 «•	75	59
5.744% due 10/25/2035 •	1,960	679
5.750% due 04/25/2047	358	195
5.764% due 02/25/2047 •	4,839	4,490
5.824% due 07/25/2046 •	2,151	1,820
5.824% due 09/25/2046 •	198	183
5.863% due 03/20/2046 •	205	169
5.929% due 03/25/2047 •	2,039	1,708

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.944% due 06/25/2035 •	$1,295	$1,124
5.984% due 02/25/2036 •	68	55
6.000% due 03/25/2037	959	508
6.000% due 04/25/2037	555	461
6.004% due 12/25/2035 •	351	308
6.024% due 02/25/2036 •	183	159
6.083% due 11/20/2035 •	121	112
6.089% due 02/25/2036 •	459	400
6.104% due 10/25/2035 •	2,633	1,723
6.250% due 12/25/2033 «	10	10
6.250% due 07/25/2036	3,695	1,115
6.339% due 11/25/2047 •	3,159	2,556
6.440% due 03/25/2037 •	246	132
6.469% due 11/25/2047 •	5,761	4,663
6.500% due 11/25/2031 «	20	19
6.500% due 06/25/2036	3,250	1,522
6.984% due 11/25/2035 •	1,587	1,283
7.000% due 10/25/2035	3,758	1,813

Countrywide Home Loan Mortgage Pass-Through Trust
3.851% due 07/19/2033 «~	46	42
4.414% due 06/20/2036 ~	607	524
4.491% due 04/25/2035 ~	637	492
4.642% due 05/19/2033 «~	7	6
5.077% due 02/20/2035 «~	21	20
5.253% due 12/19/2033 «~	309	288
5.500% due 06/25/2034	1,812	1,393
5.500% due 06/25/2035	1,297	724
5.750% due 02/25/2036	3,709	1,755
5.924% due 03/25/2036 •	8,865	8,012
5.944% due 03/25/2036 •	2,761	2,199
6.000% due 11/25/2037 «	83	36
6.009% due 06/19/2031 «~	1	1
6.024% due 04/25/2035 «•	11	10
6.033% due 02/19/2034 «~	6	6
6.044% due 03/25/2035 •	23	15
6.064% due 03/25/2035 •	20	17
6.084% due 03/25/2035 •	1,705	1,542
6.116% due 02/25/2034 «~	6	5
6.124% due 02/25/2035 •	43	36
6.144% due 02/25/2035 •	330	289
6.144% due 05/25/2035 •	1,378	833
6.156% due 02/19/2034 «~	7	6
6.224% due 02/25/2035 •	61	52
6.364% due 09/25/2034 «•	49	40
7.884% due 02/20/2036 •	40	34
7.940% due 02/20/2036 •	106	95

Credit Suisse First Boston Mortgage Securities Corp.
2.684% due 12/25/2032 «~	26	20
4.759% due 12/25/2033 «~	247	234
4.921% due 06/25/2033 «~	93	84
5.750% due 04/25/2033 «	5	5
6.065% due 03/25/2032 ~	48	44
6.250% due 07/25/2035 «	125	121
6.330% due 08/25/2033 ~	921	795
6.594% due 09/25/2034 •	335	480
7.000% due 02/25/2033 «	9	9

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.737% due 07/25/2033 «~	1	1
5.500% due 11/25/2035 «	132	95
6.475% due 10/25/2033 «~	31	29

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~	4,455	4,317

Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.926% due 07/27/2061 ~	10,012	9,620
2.000% due 01/25/2060 ~	6,559	5,669
2.215% due 11/25/2061 ~	609	595
2.257% due 08/15/2037	1,134	1,055
2.750% due 01/25/2060	9,795	7,249
2.750% due 01/25/2060 ~	5,626	4,208
3.140% due 12/26/2059 ~	564	569
3.250% due 01/25/2060	7,373	5,533
3.250% due 01/25/2060 ~	3,775	2,807
3.632% due 01/25/2060 ~	3,343	2,343
3.904% due 04/25/2062 ~	5,679	5,310
4.227% due 04/28/2037 ~	301	277
4.405% due 02/27/2036 ~	3,868	2,575
5.750% due 12/26/2035	173	109
6.421% due 10/25/2037 ~	183	109
7.040% due 10/15/2037 •	1,000	984

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cross Mortgage Trust
6.093% due 04/25/2069 þ	$2,700	$2,710
6.615% due 03/25/2068 þ	2,177	2,183

DC Commercial Mortgage Trust
6.314% due 09/12/2040	1,200	1,228

DC Office Trust
2.965% due 09/15/2045	2,205	1,885

Deephaven Residential Mortgage Trust
4.300% due 03/25/2067 ~	1,793	1,717

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.804% due 01/25/2047 •	3,732	3,269

Downey Savings & Loan Association Mortgage Loan Trust
6.029% due 04/19/2046 •	252	217
6.034% due 08/19/2045 «•	382	257

Extended Stay America Trust
6.519% due 07/15/2038 •	53,027	53,044

First Horizon Alternative Mortgage Securities Trust
4.093% due 04/25/2036 ~	532	451
4.936% due 09/25/2035 «~	427	179
5.266% due 03/25/2035 ~	77	46
5.820% due 09/25/2034 «~	209	201
6.443% due 07/25/2035 ~	2,831	2,556
6.900% due 06/25/2034 ~	632	590

GCAT Trust
4.250% due 05/25/2067 ~	16,707	15,529
6.007% due 01/25/2059 þ	1,276	1,274

GMAC Mortgage Corp. Loan Trust
5.250% due 05/25/2035 «~	6	5

GreenPoint Mortgage Funding Trust
5.864% due 04/25/2036 •	94	80
5.904% due 06/25/2045 •	7,683	5,536

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	15,900	3,450
3.924% due 10/10/2032	13,300	12,955
6.694% due 12/15/2036 •	4,500	4,477

GS Mortgage Securities Trust
3.621% due 10/10/2035	2,000	1,900

GS Mortgage-Backed Securities Trust
3.750% due 07/25/2061 ~	2,488	2,356

GSMPS Mortgage Loan Trust
5.794% due 09/25/2035 •	14,994	12,663
5.794% due 01/25/2036 •	19,263	15,513
7.000% due 06/25/2043	329	331
8.000% due 09/19/2027 «~	154	142

GSR Mortgage Loan Trust
4.242% due 06/25/2034 ~	704	615
4.713% due 01/25/2036 ~	105	95
5.107% due 04/25/2035 «~	270	241
5.740% due 09/25/2035 ~	2,691	2,098
5.794% due 01/25/2034 «•	2	2
5.873% due 04/25/2035 «~	281	254
5.944% due 07/25/2035 «•	338	279
6.000% due 03/25/2032 «	6	6
6.112% due 09/25/2035 ~	14	14
6.468% due 01/25/2034 ~	1,163	859

HarborView Mortgage Loan Trust
4.997% due 06/19/2045 •	231	113
5.263% due 11/19/2034 «~	4	4
5.293% due 08/19/2034 «~	60	54
5.821% due 01/19/2038 •	21,413	18,650
5.821% due 02/19/2046 •	173	152
5.851% due 12/19/2036 •	933	752
5.881% due 05/19/2035 •	567	512
5.921% due 06/19/2035 •	3,714	3,507
5.921% due 03/19/2036 •	5,678	5,204
5.921% due 12/19/2036 •	6,745	6,341
6.141% due 01/19/2035 •	11	10
6.343% due 06/20/2035 «•	131	117
6.386% due 12/19/2035 ~	3	3

Hilton USA Trust
2.828% due 11/05/2035	6,500	5,638
3.719% due 11/05/2038	1,000	952

HomeBanc Mortgage Trust
6.179% due 10/25/2035 •	11,336	11,073

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac Secured Assets Trust
6.144% due 05/25/2036 •	$11	$10

IndyMac Adjustable Rate Mortgage Trust
5.545% due 01/25/2032 «~	2	2

IndyMac INDA Mortgage Loan Trust
5.431% due 01/25/2036 ~	356	329

IndyMac INDX Mortgage Loan Trust
3.387% due 06/25/2036 ~	1,603	1,016
3.388% due 06/25/2036 ~	746	615
3.795% due 02/25/2036 ~	3,108	2,219
4.036% due 01/25/2036 ~	3,082	2,717
4.111% due 07/25/2037 ~	2,544	1,191
4.745% due 06/25/2034 ~(a)	1,391	1,087
5.624% due 08/25/2037 •	3,070	2,679
5.684% due 07/25/2036 •	12,783	12,369
5.744% due 06/25/2037 •	102	37
5.804% due 07/25/2037 •	5,764	5,197
5.824% due 09/25/2046 •	352	298
5.924% due 04/25/2035 •	82	68
6.004% due 03/25/2035 «•	10	10
6.084% due 02/25/2035 •	540	492
6.084% due 07/25/2045 •	3,209	2,530
6.244% due 11/25/2034 •	2,102	1,856
6.664% due 09/25/2034 «•	64	49

JP Morgan Alternative Loan Trust
5.402% due 06/27/2037 ~	13,676	6,463
5.924% due 07/25/2036 •	13,854	12,201
5.924% due 11/25/2036 •	3,647	3,040
5.939% due 06/27/2037 •	1,109	728
6.004% due 06/25/2037 •	32,592	12,573

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042	18,200	15,377
2.713% due 08/15/2049	4,469	4,346
3.648% due 12/15/2049 ~	300	283
4.549% due 07/05/2033	23,176	20,104
6.423% due 02/15/2035 •	6,030	6,007
6.555% due 11/15/2038 •	7,000	6,975
6.812% due 07/05/2033 •	3,239	2,864
6.823% due 12/15/2031 •	429	363

JP Morgan Mortgage Trust
4.625% due 07/25/2063 ~	1,388	1,332
4.736% due 10/25/2035 «~	26	19
5.000% due 07/25/2036 «	213	93
5.129% due 06/25/2035 «~	46	35
5.147% due 04/25/2035 «~	1	1
5.182% due 10/25/2035 ~	64	59
5.250% due 11/25/2063 ~	941	925
5.841% due 08/25/2034 ~	1,030	977
5.924% due 08/25/2037 •	2,423	825
5.990% due 07/25/2064 ~	1,400	1,405
6.292% due 04/25/2037 ~	467	369

Legacy Mortgage Asset Trust
1.650% due 11/25/2060 þ	1,895	1,839
1.750% due 07/25/2061 þ	7,959	7,719
1.875% due 10/25/2068 þ	3,393	3,294
2.250% due 07/25/2067 þ	2,130	2,062
4.892% due 10/25/2066 þ	1,892	1,870
4.991% due 09/25/2060 ~	251	252

Lehman Mortgage Trust
5.500% due 02/25/2036 «	205	97

Lehman XS Trust
5.804% due 11/25/2035 •	3,923	3,771
5.904% due 04/25/2046 •	43	66
5.984% due 12/25/2035 •	2,676	2,480

Luminent Mortgage Trust
5.864% due 05/25/2036 •	2,136	1,859

Lux Trust
8.016% due 08/15/2040 •	2,800	2,834

Manhattan West Mortgage Trust
2.130% due 09/10/2039	3,400	3,023

MASTR Adjustable Rate Mortgages Trust
4.883% due 07/25/2035 ~	9,301	4,716
5.744% due 03/25/2047 •	5,928	5,218
5.774% due 12/25/2034 «•	211	184
6.000% due 12/25/2033 «~	4	3
6.544% due 09/25/2037 •	3,500	1,541

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Alternative Loan Trust
6.224% due 06/25/2033 «~	$342	$203

MASTR Seasoned Securitization Trust
6.500% due 08/25/2032	1,796	319

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
6.140% due 11/15/2031 •	18	17

Merrill Lynch Mortgage Investors Trust
4.857% due 04/25/2035 «~	7	6
5.546% due 11/25/2035 •	2,899	2,768
5.593% due 08/25/2033 «~	38	1
5.736% due 05/25/2036 ~	5,773	5,166
6.064% due 08/25/2028 •	2	2
6.084% due 10/25/2028 «•	59	54
6.104% due 06/25/2028 •	2	2
6.164% due 08/25/2035 •	12,000	11,301
6.184% due 03/25/2028 «•	3	3
6.644% due 03/25/2028 «•	260	217

MFA Trust
1.947% due 04/25/2065 ~	399	372
3.300% due 08/25/2061 ~	9,154	8,471
4.400% due 03/25/2068 þ	5,940	5,769
6.105% due 12/25/2068 þ	20,043	20,053
6.775% due 10/25/2058 þ	1,367	1,376

Mill City Mortgage Loan Trust
1.850% due 11/25/2060 ~	8,550	7,381
1.984% due 09/25/2057 ~	114	111
2.500% due 11/25/2060 ~	5,358	4,438

Morgan Stanley Capital Trust
6.440% due 05/15/2036 •	5,347	5,057

Morgan Stanley Mortgage Loan Trust
5.554% due 10/25/2034 «~	15	14
5.704% due 03/25/2036 •	7,165	4,755

Morgan Stanley Re-REMIC Trust
3.628% due 06/26/2047 •	11,970	10,501

MTN Commercial Mortgage Trust
6.727% due 03/15/2039 •	6,165	6,108

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034	324	289

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	17,386	16,397
3.250% due 02/25/2059 ~	7,454	7,069
3.500% due 12/25/2057 ~	347	330
4.500% due 05/25/2058 ~	506	487

New York Mortgage Trust
1.670% due 08/25/2061 þ	2,205	2,114
3.750% due 02/25/2068 ~	994	914

NLT Trust
3.200% due 10/25/2062 ~	13,204	11,719

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.754% due 10/25/2034 þ	6,871	6,395

NYO Commercial Mortgage Trust
6.535% due 11/15/2038 •	3,865	3,748

OBX Trust
3.524% due 04/25/2053 ~	6,483	6,225
3.529% due 03/25/2053 ~	4,111	3,964
5.949% due 02/25/2063 þ	7,010	6,988
6.100% due 09/25/2062 þ	15,431	15,389
6.113% due 03/25/2063 þ	3,668	3,671
6.465% due 10/25/2063 þ	2,962	2,984
6.520% due 07/25/2063 þ	2,045	2,064
6.567% due 06/25/2063 þ	3,102	3,132
6.844% due 04/25/2063 þ	1,300	1,316
7.045% due 09/25/2063 þ	2,384	2,415
7.159% due 10/25/2063 þ	4,119	4,208

One Market Plaza Trust
3.614% due 02/10/2032	2,337	2,161

One New York Plaza Trust
6.390% due 01/15/2036 •	9,700	9,468

ONE Park Mortgage Trust
6.139% due 03/15/2036 •	2,600	2,538

OPEN Trust
8.414% due 10/15/2028 •	7,176	7,268

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
6.419% due 07/25/2035 •	6,091	6,021

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	45

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PRET LLC
3.900% due 10/25/2063 ~	$1,200	$1,129
7.021% due 02/25/2054 þ	11,495	11,468

PRKCM Trust
6.333% due 03/25/2059 þ	2,066	2,071
6.584% due 09/25/2058 þ	2,606	2,625
7.225% due 11/25/2058 þ	1,433	1,460

PRPM LLC
3.750% due 03/25/2054 þ(b)	1,000	949
4.000% due 11/25/2053 þ	467	449
4.000% due 01/25/2054 þ	986	945
4.200% due 12/25/2064 ~	994	954
6.265% due 12/25/2068 þ	1,000	1,000

PRPM Trust
6.221% due 11/25/2068 þ	7,227	7,222
6.250% due 08/25/2068 þ	2,421	2,416

RCKT Mortgage Trust
6.141% due 04/25/2044 «~	6,800	6,806
6.808% due 09/25/2043 ~	923	935

Residential Accredit Loans, Inc. Trust
5.111% due 09/25/2034 «~	3	3
5.634% due 04/25/2046 •	1,067	936
5.666% due 12/26/2034 «~	139	90
5.804% due 11/25/2036 •	6,381	3,446
5.844% due 10/25/2046 •	6,492	6,053
6.000% due 12/25/2035	2,751	2,383
6.009% due 10/25/2037 ~	760	631
6.500% due 10/25/2036	19,209	16,104

Residential Asset Securitization Trust
5.500% due 04/25/2035 •	3,492	1,887
5.794% due 10/25/2048 «•	2	2
5.894% due 02/25/2034 «•	15	14
6.000% due 08/25/2036	5,996	2,769
6.250% due 08/25/2036	1,752	994
6.500% due 04/25/2037	4,345	1,159

Residential Funding Mortgage Securities, Inc. Trust
5.097% due 02/25/2036 ~	81	71
5.169% due 09/25/2035 ~	4,694	2,925
5.834% due 02/25/2036 «~	31	27
5.948% due 02/25/2037 ~	520	439

RiverView HECM Trust
5.510% due 05/25/2047 •	4,126	3,744

SACO Trust
7.000% due 08/25/2036 «	2	2

Sequoia Mortgage Trust
3.854% due 01/20/2047 ~	318	223
5.516% due 06/20/2034 ~	36	32
5.903% due 02/20/2035 •	380	334
6.063% due 11/20/2034 «•	15	14
6.141% due 10/19/2026 «•	13	12
6.192% due 02/20/2034 •	49	43
6.203% due 10/20/2027 «•	2	2
6.243% due 10/20/2027 «•	4	4
6.437% due 05/20/2034 •	153	144
6.803% due 10/20/2027 «•	103	97
6.957% due 08/20/2034 «~	41	38
7.125% due 09/20/2032 «~	11	10

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •	1,800	1,754

SG Commercial Mortgage Securities Trust
2.895% due 10/10/2048	1,151	1,124

SMRT Commercial Mortgage Trust
6.326% due 01/15/2039 •	25,570	25,430

Structured Adjustable Rate Mortgage Loan Trust
3.954% due 02/25/2036 ~	55	48
4.376% due 07/25/2035 «~	31	25
5.794% due 09/25/2034 ~	516	491
6.179% due 06/25/2034 •	187	178
6.489% due 01/25/2035 •	329	281
6.489% due 05/25/2035 •	363	258
6.763% due 04/25/2034 «~	5	5
7.020% due 02/25/2034 «~	21	19

Structured Asset Mortgage Investments Trust
5.634% due 09/25/2047 •	677	601
5.744% due 02/25/2037 •	789	717
5.984% due 08/25/2035 •	4,206	3,685
6.004% due 02/25/2036 •	102	83

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.041% due 07/19/2034 «•	$239	$209
6.064% due 12/25/2035 •	13,172	10,492
6.141% due 03/19/2034 «•	78	70
6.281% due 10/19/2033 •	37	33
6.641% due 10/19/2033 •	813	810
6.750% due 05/02/2030 «~	64	1

Structured Asset Securities Corp. Mortgage Loan Trust
5.734% due 10/25/2036 •	200	161
7.500% due 10/25/2036	1,044	601

TBW Mortgage-Backed Pass-Through Certificates
6.500% due 04/25/2036	1,260	374

TBW Mortgage-Backed Trust
7.000% due 07/25/2036	863	353

Thornburg Mortgage Securities Trust
3.908% due 09/25/2037 ~	1,123	1,098

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	37,632	33,329
2.250% due 12/25/2061 ~	7,987	7,552
2.710% due 01/25/2060 ~	31,735	29,708
2.900% due 10/25/2059 ~	11,480	10,744
3.250% due 07/25/2056 ~	1,000	972
6.444% due 10/25/2059 •	343	346
7.144% due 10/25/2059 •	11,615	11,694

TTAN
6.290% due 03/15/2038 •	1,679	1,678

UBS Commercial Mortgage Trust
6.223% due 02/15/2032 •	13,576	13,521

Verus Securitization Trust
0.820% due 10/25/2063 ~	1,416	1,287
1.057% due 10/25/2063 ~	38	35
1.262% due 10/25/2063 ~	57	52
4.130% due 02/25/2067 þ	6,971	6,555
4.260% due 02/25/2067 þ	1,447	1,361
5.811% due 05/25/2068 þ	3,000	2,985
5.999% due 02/25/2068 þ	1,168	1,165
6.116% due 03/25/2069 ~	5,000	5,029
6.443% due 08/25/2068 þ	2,008	2,017
6.476% due 06/25/2068 þ	1,450	1,456
6.665% due 09/25/2068 þ	9,391	9,480
6.876% due 11/25/2068 ~	970	983
7.070% due 10/25/2068 þ	5,308	5,410

Visio Trust
6.598% due 10/25/2058 þ	1,159	1,166

Wachovia Bank Commercial Mortgage Trust
0.145% due 10/15/2041 ~(a)	12	0

Wachovia Mortgage Loan Trust LLC
6.182% due 10/20/2035 ~	64	61

WaMu Mortgage Pass-Through Certificates Trust
2.891% due 11/25/2041 ~	3	2
4.648% due 06/25/2034 «~	22	20
4.721% due 09/25/2035 ~	2,985	2,693
5.500% due 06/25/2033 ~	917	762
5.540% due 08/25/2033 «~	4	4
5.641% due 03/25/2033 «~	51	47
5.814% due 05/25/2034 •	16,409	14,707
5.929% due 11/25/2046 •	8,753	7,377
5.984% due 12/25/2045 •	4,267	4,173
6.024% due 07/25/2045 •	4,117	3,919
6.089% due 08/25/2046 •	4,574	4,136
6.137% due 08/25/2046 •	3,185	2,553
6.154% due 01/25/2033 ~	724	700
6.184% due 11/25/2034 •	88	82
6.224% due 10/25/2044 •	238	225
6.284% due 06/25/2044 •	1,111	1,019
6.424% due 11/25/2034 •	558	512
6.424% due 10/25/2045 •	772	727
6.444% due 07/25/2044 «•	11	10
6.489% due 06/25/2042 •	62	57
6.489% due 08/25/2042 •	774	728

WaMu Mortgage-Backed Pass-Through Certificates
4.424% due 12/19/2039 «~	114	103

Washington Mutual Mortgage Pass-Through Certificates Trust
4.845% due 02/25/2033 ~	551	497
5.226% due 12/25/2032 «~	89	79
5.437% due 12/25/2032 «~	80	76
5.500% due 05/25/2035	1,256	1,063
5.500% due 06/25/2035 «	111	92

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 03/25/2033 «	$63	$52
5.839% due 02/25/2047 •	11,631	10,057
5.919% due 11/25/2046 •	12,773	10,412
6.094% due 10/25/2035 «•	319	272
6.573% due 11/25/2030 «~	4	4
7.500% due 04/25/2033 «~	134	56

Wells Fargo Mortgage Loan Trust
3.905% due 09/27/2036 ~	491	473

Wells Fargo Mortgage-Backed Securities Trust
6.356% due 12/25/2036 ~	40	39

WSTN Trust
6.297% due 07/05/2037 ~	4,800	4,845

Total Non-Agency Mortgage-Backed Securities (Cost $1,537,463)		1,447,140

ASSET-BACKED SECURITIES 64.1%

37 Capital CLO Ltd.
7.167% due 01/15/2034 •	5,000	5,030

510 Asset-Backed Trust
2.240% due 06/25/2061 þ	1,242	1,213

522 Funding CLO Ltd.
6.659% due 04/20/2030 •	8,531	8,550

Aames Mortgage Investment Trust
6.359% due 10/25/2035 •	1,900	1,792

ABFC Trust
5.724% due 11/25/2036 •	8,340	5,266
5.924% due 09/25/2036 •	4,060	3,943
6.124% due 04/25/2033 «•	464	439
6.464% due 03/25/2032 «•	190	181

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 þ	531	389

ACAS CLO Ltd.
6.450% due 10/18/2028 •	1,715	1,719

Accredited Mortgage Loan Trust
5.704% due 09/25/2036 •	503	496
6.195% due 04/25/2035 «•	54	53

ACE Securities Corp. Home Equity Loan Trust
5.804% due 10/25/2036 •	15,249	5,268
5.884% due 01/25/2037 •	23,230	5,390
5.884% due 05/25/2037 •	58,124	9,588
6.344% due 09/25/2033 •	829	808
6.494% due 12/25/2033 •	205	203
6.494% due 07/25/2034 «•	20	19

ACHV ABS Trust
5.900% due 04/25/2031	500	500

ACREC LLC
7.555% due 02/19/2038 •	2,900	2,917

AFC Home Equity Loan Trust
6.044% due 06/25/2028 «•	86	82

Allegro CLO Ltd.
0.000% due 01/19/2033 •(b)	1,000	1,000
6.741% due 10/16/2031 •	5,727	5,731

American Home Mortgage Investment Trust
5.624% due 08/25/2035 «•	4	3

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •	2,648	2,654

AmeriCredit Automobile Receivables Trust
6.359% due 01/25/2035 •	339	329

Ameriquest Mortgage Securities Trust
5.604% due 10/25/2036 •	18,562	5,530
5.684% due 10/25/2036 •	3,079	917

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.852% due 06/25/2034 •	1,715	1,596
6.314% due 10/25/2035 •	13,688	13,284
6.389% due 07/25/2035 •	905	892
6.494% due 11/25/2034 •	10,555	10,296
6.554% due 03/25/2035 •	5,301	5,182
7.499% due 11/25/2034 •	3,844	3,226

Amortizing Residential Collateral Trust
6.444% due 10/25/2034 •	1,701	1,676

AMSR Trust
1.632% due 07/17/2037	47,000	44,716
2.033% due 07/17/2037	11,000	10,477

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anchorage Capital CLO Ltd.
0.000% due 04/22/2034 •(b)	$2,700	$2,700
6.985% due 04/20/2037 •	11,800	11,797

Apex Credit CLO Ltd.
7.122% due 04/20/2036 •	6,400	6,399

Apidos CLO
6.508% due 07/17/2030 •	1,373	1,376
6.639% due 04/20/2031 •	2,203	2,207

Arbor Realty Commercial Real Estate Notes Ltd.
6.410% due 12/15/2035 •	6,661	6,634
7.175% due 05/15/2037 •	33,000	33,000

AREIT LLC
7.438% due 08/17/2041 •	3,056	3,066

Ares CLO Ltd.
6.637% due 04/17/2033 •	15,300	15,300
6.729% due 10/20/2034 •	8,100	8,117
6.746% due 10/15/2030 •	5,756	5,752

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.914% due 01/25/2036 •	11,593	11,365
6.179% due 10/25/2035 •	267	260
6.209% due 10/25/2035 •	37,500	33,450
6.569% due 05/25/2034 •	1,231	979

Arivo Acceptance Auto Loan Receivables Trust
1.190% due 01/15/2027	660	654

Asset-Backed Securities Corp. Home Equity Loan Trust
4.203% due 01/25/2036 •	12,601	12,114
5.960% due 06/15/2031 •	111	105
6.149% due 11/25/2035 •	21,447	21,066
6.790% due 04/15/2033 •	16	16

Atlas Senior Loan Fund Ltd.
6.726% due 01/16/2030 •	364	364

Avis Budget Rental Car Funding AESOP LLC
5.490% due 06/20/2029	2,800	2,826
5.810% due 12/20/2029	1,000	1,024

Barings CLO Ltd.
6.710% due 01/18/2035 •	3,700	3,685

Barings Loan Partners CLO Ltd.
6.838% due 07/20/2033 •	24,000	23,998

Bayview Opportunity Master Fund Trust
5.660% due 03/15/2028	1,300	1,302

BDS Ltd.
6.791% due 12/16/2036 •	10,813	10,760

Bear Stearns Asset-Backed Securities Trust
3.563% due 09/25/2034 «•	21	20
4.920% due 07/25/2036 «~	26	25
5.265% due 11/25/2035 •	777	753
5.525% due 05/25/2035 •	385	383
5.584% due 01/25/2037 •	3,589	3,496
5.639% due 12/25/2035 •	5,570	5,545
5.764% due 08/25/2036 •	304	290
5.944% due 05/25/2037 •	608	587
5.980% due 01/25/2035 •	2,891	2,914
5.994% due 03/25/2035 •	5,392	5,295
5.994% due 10/25/2036 •	17,528	16,301
6.094% due 01/25/2047 •	6,935	5,384
6.104% due 10/25/2032 «•	2	2
6.179% due 09/25/2035 •	266	265
6.185% due 01/25/2034 •	1,209	1,187
6.244% due 10/27/2032 «•	7	6
6.344% due 12/25/2033 «•	221	205
6.444% due 10/25/2037 •	5,397	4,443
6.444% due 11/25/2042 •	56	56
6.624% due 06/25/2043 •	301	301
6.644% due 10/25/2032 «•	1	1
6.694% due 08/25/2037 •	3,046	2,988
6.944% due 11/25/2042 «•	34	33

Benefit Street Partners CLO Ltd.
6.671% due 04/20/2034 •	8,500	8,499
6.679% due 01/20/2031 •	779	780

Betony CLO Ltd.
6.659% due 04/30/2031 •	2,750	2,757

BHG Securitization Trust
1.420% due 11/17/2033	1,649	1,575

BlueMountain CLO Ltd.
0.000% due 11/15/2030 •(b)	1,000	1,000
6.515% due 10/25/2030 •	7,540	7,540

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BNC Mortgage Loan Trust
5.654% due 07/25/2037 •	$66,303	$59,639

BPCRE Ltd.
7.727% due 01/16/2037 •	2,989	2,991

BSPRT Issuer Ltd.
6.760% due 12/15/2038 •	22,381	22,328

BXMT Ltd.
6.840% due 11/15/2037 •	18,157	17,638

Capital Four U.S. CLO Ltd.
7.494% due 01/20/2037 •	30,000	30,227

Capital One Multi-Asset Execution Trust
2.800% due 03/15/2027	15,639	15,270

Carlyle CLO Ltd.
6.609% due 04/30/2031 •	6,360	6,374

Carlyle Global Market Strategies CLO Ltd.
0.000% due 07/20/2032 •(b)	1,000	1,000
6.548% due 04/17/2031 •	925	925
6.619% due 05/15/2031 •	8,770	8,796
6.631% due 07/27/2031 •	5,258	5,260
6.659% due 01/20/2032 •	15,345	15,372
6.716% due 07/15/2031 •	10,257	10,279

Carlyle U.S. CLO Ltd.
6.478% due 10/15/2031 •	8,800	8,800

CarMax Auto Owner Trust
5.280% due 05/15/2028	4,113	4,123

Carvana Auto Receivables Trust
0.800% due 01/10/2027	1,538	1,467
0.860% due 01/11/2027	1,512	1,464
5.080% due 03/11/2030	2,000	1,996
5.500% due 08/10/2027	2,400	2,400
5.620% due 01/10/2029	9,200	9,263
5.710% due 07/10/2029	1,300	1,315
5.740% due 11/13/2029	9,457	9,608
5.770% due 04/12/2027	20,600	20,608
5.820% due 08/10/2028	1,900	1,912
6.090% due 11/10/2026	1,177	1,178
6.160% due 10/10/2028	500	507
6.230% due 01/11/2027	1,040	1,043

Cathedral Lake Ltd.
6.797% due 01/20/2035 •	3,300	3,307

CBAM Ltd.
6.679% due 07/20/2031 •	15,832	15,836
6.829% due 07/20/2030 •	5,058	5,068

CDC Mortgage Capital Trust
6.064% due 01/25/2033 «•	2	2

Cedar Funding CLO Ltd.
6.579% due 01/20/2031 •	2,358	2,357
6.655% due 05/29/2032 •	5,600	5,614
6.678% due 07/17/2031 •	4,621	4,633

Centex Home Equity Loan Trust
4.854% due 06/25/2034 «•	246	231
5.660% due 09/25/2034 «þ	29	31
6.464% due 03/25/2035 •	1,413	1,316
6.479% due 09/25/2034 «•	9	8

Chase Funding Trust
4.537% due 09/25/2032 «	1	1
6.024% due 11/25/2034 «•	2	1
6.344% due 05/25/2033 •	803	780

Chesapeake Funding LLC
0.870% due 08/15/2032	27	27
6.083% due 08/15/2032 •	27	27

CIFC Funding Ltd.
6.529% due 04/20/2030 •	827	827
6.530% due 10/24/2030 •	2,209	2,208
6.560% due 10/18/2030 •	4,433	4,433
6.560% due 04/18/2031 •	3,933	3,942
6.630% due 04/24/2030 •	339	339
6.716% due 07/15/2036 •	7,000	7,015

CIT Group Home Equity Loan Trust
6.419% due 12/25/2031 «•	9	8

Citigroup Global Markets Mortgage Securities
7.000% due 12/25/2027 «	349	93

Citigroup Mortgage Loan Trust
5.524% due 01/25/2037 •	563	404
5.584% due 01/25/2037 •	10,466	9,587
5.764% due 09/25/2036 •	9,676	8,325

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.849% due 06/25/2037 •	$24,348	$22,356
5.864% due 08/25/2036 •	8,237	8,083
5.909% due 08/25/2036 •	11,259	10,485
5.964% due 03/25/2036 •	4,086	3,661
6.050% due 08/25/2035 «þ	206	188
6.129% due 08/25/2035 þ	1,142	1,023
8.819% due 12/25/2033 •	3,786	3,778

Citizens Auto Receivables Trust
5.830% due 02/15/2028	21,600	21,808

College Avenue Student Loans LLC
1.600% due 07/25/2051	8,345	7,337
3.280% due 12/28/2048	8,614	7,921
4.130% due 12/26/2047	4,565	4,364
6.544% due 07/25/2051 •	4,978	4,932
6.644% due 12/26/2047 •	3,346	3,336

Conseco Finance Securitizations Corp.
8.260% due 12/01/2030 ~	22,467	5,149

CoreVest American Finance Trust
1.358% due 08/15/2053	7,088	6,630

Countrywide Asset-Backed Certificates Trust
4.480% due 01/25/2037 •	3,450	3,343
4.572% due 12/25/2035 •	8,483	8,192
4.651% due 12/25/2034 •	403	381
4.814% due 01/25/2037 •	2,455	2,431
5.125% due 12/25/2034 ~	1,106	1,088
5.584% due 06/25/2035 •	16,404	14,520
5.664% due 06/25/2047 •	16,661	15,424
5.724% due 03/25/2047 •	255	253
5.734% due 10/25/2047 •	47,529	40,553
5.744% due 09/25/2046 •	1,778	1,763
5.944% due 04/25/2046 •	5,961	5,741
6.029% due 06/25/2036 •	14,688	14,158
6.134% due 04/25/2036 •	5,295	5,071
6.134% due 05/25/2036 •	204	202
6.164% due 05/25/2036 •	50,400	47,056
6.184% due 12/25/2034 •	13	13
6.184% due 08/25/2047 •	546	522
6.224% due 11/25/2034 •	1,773	1,673
6.224% due 05/25/2036 •	32,300	26,912
6.344% due 05/25/2032 «•	166	163
6.344% due 06/25/2034 •	742	729
6.414% due 08/25/2047 •	3,000	2,411
6.419% due 10/25/2034 •	932	922
6.444% due 09/25/2032 •	119	117
6.539% due 04/25/2036 •	5,500	5,206
6.547% due 05/25/2036 «þ	301	231
6.584% due 08/25/2035 •	11,400	11,235

Credit Suisse ABS Trust
2.610% due 10/15/2026	1,353	1,325

Credit Suisse First Boston Mortgage Securities Corp.
5.233% due 01/25/2032 •	16	15

Credit-Based Asset Servicing & Securitization LLC
3.233% due 05/25/2036 •	4,674	3,048
3.898% due 12/25/2035 •	1,377	1,273
6.780% due 05/25/2035 þ	199	178

Crestline Denali CLO Ltd.
6.636% due 10/15/2031 •	7,734	7,769

Dewolf Park CLO Ltd.
6.496% due 10/15/2030 •	863	864

Diameter Capital CLO Ltd.
0.000% due 04/15/2037 •	11,700	11,700
7.144% due 01/15/2037 •	50,000	50,418

Dryden Senior Loan Fund
6.475% due 07/15/2030 •	6,700	6,727
6.479% due 10/19/2029 •	8,210	8,210
6.556% due 04/15/2028 •	1,277	1,280
6.596% due 04/15/2029 •	719	720

ECMC Group Student Loan Trust
6.435% due 01/27/2070 •	7,047	7,016
6.585% due 11/25/2069 •	5,538	5,540

Elevation CLO Ltd.
6.779% due 10/20/2034 •	9,800	9,771

Ellington Loan Acquisition Trust
6.944% due 05/25/2037 •	2,069	1,999

Elmwood CLO Ltd.
6.619% due 10/20/2034 •	1,000	1,000
6.947% due 01/17/2034 •	3,900	3,918
7.044% due 12/11/2033 •	13,800	13,869

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	47

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EMC Mortgage Loan Trust
6.944% due 08/25/2040 «•	$141	$137

Encore Credit Receivables Trust
6.134% due 07/25/2035 •	327	315
6.374% due 11/25/2035 •	11,430	10,506

Ent Auto Receivables Trust
6.220% due 08/16/2027	1,876	1,882
6.240% due 01/16/2029	2,000	2,026
6.260% due 11/15/2029	1,000	1,020

Enterprise Fleet Financing LLC
4.650% due 05/21/2029	10,859	10,773

EquiFirst Mortgage Loan Trust
4.250% due 09/25/2033 «þ	93	86

Equity One Mortgage Pass-Through Trust
3.099% due 07/25/2034 «•	3	3

Exeter Automobile Receivables Trust
6.310% due 10/15/2027	1,500	1,509

FHF Issuer Trust
5.690% due 02/15/2030	2,400	2,401
6.790% due 10/15/2029	2,425	2,449

First Franklin Mortgage Loan Trust
5.564% due 11/25/2036 •	35,255	31,599
5.664% due 12/25/2037 •	39,311	36,554
5.694% due 06/25/2036 •	1,405	1,388
5.754% due 11/25/2036 •	25,256	20,226
5.764% due 06/25/2036 •	10,351	10,062
6.119% due 11/25/2035 •	1,280	1,247
6.194% due 12/25/2035 •	16,176	15,523
7.319% due 07/25/2034 •	2,543	2,530

First Investors Auto Owner Trust
6.440% due 10/16/2028	1,899	1,915

First NLC Trust
5.584% due 08/25/2037 •	25,685	12,985
5.724% due 08/25/2037 •	1,403	709

FirstKey Homes Trust
1.339% due 08/17/2037	3,011	2,837

Ford Credit Auto Owner Trust
2.040% due 08/15/2031	6,157	5,977
5.530% due 09/15/2028	7,626	7,703

Fremont Home Loan Trust
5.584% due 01/25/2037 •	7,879	4,016
5.714% due 10/25/2036 •	29,909	26,262
6.299% due 07/25/2034 •	3,333	3,082
6.419% due 06/25/2035 •	12,443	9,574

Gallatin CLO Ltd.
6.666% due 07/15/2031 •	10,701	10,691

Generate CLO Ltd.
0.000% due 10/20/2036 •	50,000	50,173

GLS Auto Select Receivables Trust
6.370% due 06/15/2028	2,404	2,422

GoldenTree Loan Management U.S. CLO Ltd.
6.477% due 04/24/2031 •	22,400	22,404
6.489% due 11/20/2030 •	1,476	1,476
7.027% due 01/20/2034 •	7,700	7,751

GoldenTree Loan Opportunities Ltd.
6.699% due 07/20/2031 •	1,387	1,387

Golub Capital Partners CLO Ltd.
0.000% due 04/20/2033 •(b)	5,700	5,700
6.599% due 04/20/2031 •	850	850

GreenState Auto Receivables Trust
5.530% due 08/16/2027	3,300	3,299

Greystone Commercial Real Estate Notes Ltd.
6.620% due 09/15/2037 •	226	226

Greywolf CLO Ltd.
6.614% due 04/26/2031 •	9,429	9,447

GSAA Home Equity Trust
6.114% due 06/25/2034 þ	4,009	3,810

GSAMP Trust
2.610% due 10/25/2036 •	5,048	37
5.584% due 12/25/2036 •	801	414
5.894% due 06/25/2036 •	13,061	10,867
6.089% due 11/25/2035 •	27	24
6.179% due 09/25/2035 •	6,729	6,563

Halseypoint CLO Ltd.
6.679% due 07/20/2031 •	9,208	9,222
7.029% due 11/30/2032 •	5,300	5,301

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HERA Commercial Mortgage Ltd.
6.491% due 02/18/2038 •	$3,859	$3,807

Hertz Vehicle Financing LLC
1.990% due 06/25/2026	3,000	2,894
5.570% due 09/25/2029	10,000	10,094

Hertz Vehicle Financing LP
1.680% due 12/27/2027	5,321	4,862

Home Equity Asset Trust
6.044% due 11/25/2032 «•	4	3
6.044% due 12/25/2035 •	8,347	8,212
6.359% due 03/25/2035 •	4,269	4,199
6.364% due 02/25/2033 «•	1	1
6.644% due 07/25/2035 •	1,629	1,589

Home Equity Loan Trust
5.634% due 04/25/2037 •	2,744	2,571

Home Equity Mortgage Loan Asset-Backed Trust
4.025% due 07/25/2034 «•	234	219
5.604% due 07/25/2037 •	83	46

Home Partners of America Trust
2.200% due 01/17/2041	5,397	4,738

HSI Asset Loan Obligation Trust
4.812% due 12/25/2036 •	9	3

HSI Asset Securitization Corp. Trust
5.644% due 07/25/2036 •	2,122	925
6.029% due 01/25/2036 •	1,332	1,303

Hyundai Auto Lease Securitization Trust
5.800% due 12/15/2026	45,300	45,693

ICG U.S. CLO Ltd.
6.720% due 01/24/2032 •	1,000	1,001

IXIS Real Estate Capital Trust
5.644% due 01/25/2037 •	15,137	5,435
5.764% due 08/25/2036 •	21,756	6,127
5.904% due 01/25/2037 •	41,214	14,797

Jamestown CLO Ltd.
6.916% due 04/15/2033 •	1,000	1,000

JP Morgan Mortgage Acquisition Corp.
6.419% due 12/25/2035 •	5,000	4,541
7.244% due 07/25/2035 •	10,000	8,682

JP Morgan Mortgage Acquisition Trust
5.604% due 08/25/2036 «•	1	1
5.664% due 08/25/2036 •	571	411
5.724% due 03/25/2047 •	3,507	3,240
5.744% due 03/25/2037 •	3,851	3,676
6.074% due 05/25/2035 •	21,779	20,031

KKR CLO Ltd.
6.500% due 07/18/2030 •	606	607
6.576% due 04/15/2031 •	926	926
6.757% due 02/09/2035 •	6,000	5,980

KKR CLO Trust
6.766% due 10/15/2034 •	12,000	11,994

LAD Auto Receivables Trust
5.420% due 02/15/2028	600	598

LCCM Trust
6.890% due 11/15/2038 •	15,289	15,088

LCM Loan Income Fund Ltd.
6.609% due 04/20/2031 •	13,563	13,556

LCM LP
6.441% due 07/19/2027 •	119	120

LCM Ltd.
6.418% due 07/20/2030 •	12,447	12,477
6.649% due 10/20/2029 •	6,798	6,813
6.649% due 01/20/2031 •	3,028	3,034
6.659% due 04/20/2031 •	1,300	1,299

Lehman XS Trust
5.844% due 06/25/2046 •	5,059	4,548
5.864% due 04/25/2036 •	2,237	1,845
5.904% due 03/25/2036 •	7,811	7,540
5.924% due 03/25/2037 •	11,208	10,277

Lendingpoint Asset Securitization Trust
4.770% due 10/15/2029	568	564

LendingPoint Pass-Through Trust
5.700% due 07/15/2029	971	959

Lendmark Funding Trust
5.530% due 06/21/2032	800	805

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
5.744% due 05/25/2036 •	$13,262	$7,004
5.744% due 09/25/2036 •	1,190	751
5.764% due 11/25/2036 •	13,365	4,190
5.804% due 05/25/2046 •	41,274	12,855
6.004% due 10/25/2034 •	565	543
6.064% due 08/25/2033 •	801	778
6.149% due 08/25/2045 •	4,700	3,868
6.299% due 07/25/2034 •	111	109
6.494% due 10/25/2034 «•	4	4
6.494% due 06/25/2035 •	15,022	14,448
6.869% due 03/25/2032 «•	62	61

Lument Finance Trust, Inc.
6.610% due 06/15/2039 •	875	856

M&T Bank Auto Receivables Trust
5.220% due 02/17/2032	3,600	3,603
5.590% due 02/17/2032	5,400	5,400

Madison Park Funding Ltd.
0.000% due 07/29/2030 ~	2,162	2,164
0.000% due 10/18/2030 «•(b)	8,500	8,506
6.519% due 10/21/2030 •	3,282	3,287
6.551% due 07/27/2031 •	2,311	2,309
6.569% due 04/20/2032 •	2,400	2,400
6.609% due 04/20/2030 •	2,350	2,351
6.656% due 10/15/2032 •	11,000	11,002

Magnetite Ltd.
6.472% due 10/15/2031 •	5,300	5,300
6.596% due 07/25/2031 •	7,665	7,668
6.786% due 01/25/2032 •	1,000	1,001
6.935% due 10/25/2033 •	11,000	11,045

Marathon CLO Ltd.
0.000% due 04/15/2032 «•(b)	4,700	4,702
6.698% due 01/20/2033 •	7,400	7,415
6.887% due 11/15/2031 •	2,864	2,875

Marble Point CLO Ltd.
0.000% due 01/20/2032 •	1,000	1,002

Marlette Funding Trust
7.130% due 12/15/2033	3,909	3,954

Massachusetts Educational Financing Authority
6.573% due 04/25/2038 •	140	140

MASTR Asset-Backed Securities Trust
5.704% due 08/25/2036 •	11,626	5,647
6.144% due 09/25/2034 •	494	450
6.194% due 12/25/2034 •	279	273
6.269% due 10/25/2034 •	456	436
6.344% due 10/25/2035 •	1,950	1,719
6.544% due 08/25/2037 •	11,301	8,495
11.444% due 11/25/2032 •	4,085	3,858

MASTR Specialized Loan Trust
6.719% due 05/25/2037 «•	232	40

Meritage Mortgage Loan Trust
6.239% due 11/25/2035 •	6,839	6,537

Merrill Lynch First Franklin Mortgage Loan Trust
8.444% due 10/25/2037 •	103	98

Merrill Lynch Mortgage Investors Trust
5.564% due 10/25/2037 •	5,935	932
5.604% due 09/25/2037 •	126	26
5.624% due 06/25/2037 •	627	158
6.569% due 08/25/2036 •	3,879	3,927

MF1 LLC
7.063% due 03/19/2039 •	3,500	3,508
7.476% due 06/19/2037 •	16,500	16,520

MF1 Ltd.
6.521% due 10/16/2036 •	23,570	23,423
6.541% due 07/16/2036 •	25,014	24,904
6.676% due 02/19/2037 •	25,680	25,440
7.140% due 11/15/2035 •	15,619	15,648

MFA Trust
5.363% due 03/25/2060 þ	983	975

MKS CLO Ltd.
6.579% due 07/20/2030 •	9,309	9,309
6.769% due 01/20/2031 •	2,083	2,083

Morgan Stanley ABS Capital, Inc. Trust
5.504% due 05/25/2037 •	73	64
5.544% due 11/25/2036 •	7,506	3,578
5.574% due 01/25/2037 •	55,236	21,488

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.744% due 06/25/2036 •	$478	$401
5.784% due 03/25/2037 •	19,931	8,616
5.924% due 06/25/2036 •	5,990	5,082
5.939% due 03/25/2036 •	19,084	15,800
5.984% due 03/25/2036 •	5,692	4,629
5.999% due 01/25/2036 •	7,117	5,446
6.104% due 11/25/2035 •	6,775	6,435
6.124% due 08/25/2034 •	780	709
6.299% due 07/25/2034 •	6,003	5,844
6.329% due 11/25/2034 •	1,833	1,728
6.434% due 03/25/2035 •	2,529	2,431
7.444% due 07/25/2037 «•	340	269

Morgan Stanley Dean Witter Capital, Inc. Trust
6.794% due 02/25/2033 •	31	31
7.919% due 01/25/2032 «•	62	105

Morgan Stanley Mortgage Loan Trust
5.764% due 11/25/2036 •	559	52
5.964% due 10/25/2036 •	1,240	354

Mountain View CLO LLC
6.666% due 10/16/2029 •	331	331

Mountain View CLO Ltd.
6.696% due 07/15/2031 •	1,418	1,417

Nassau Ltd.
6.826% due 01/15/2030 •	2,117	2,120

Nationstar Home Equity Loan Trust
5.724% due 03/25/2037 •	5,632	5,288
5.999% due 09/25/2036 •	5,483	5,063

Navient Private Education Loan Trust
3.910% due 12/15/2045	1,608	1,579
6.890% due 07/16/2040 •	2,234	2,243

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	1,324	1,223
1.330% due 04/15/2069	1,442	1,304
1.690% due 05/15/2069	1,019	924
6.440% due 04/15/2069 •	1,622	1,615

Navient Student Loan Trust
6.420% due 12/15/2059 •	3,440	3,436
6.485% due 12/27/2066 •	7,388	7,392
7.019% due 03/15/2072 •	8,959	9,043
7.230% due 03/15/2072	4,300	4,503

Nelnet Student Loan Trust
6.235% due 09/25/2065 •	7,960	7,937
6.335% due 06/27/2067 •	18,117	18,030
6.640% due 02/20/2041	4,322	4,345
7.519% due 02/20/2041 •	4,649	4,658

Neuberger Berman Loan Advisers CLO Ltd.
6.929% due 10/24/2032 •	9,600	9,626

New Century Home Equity Loan Trust
5.804% due 05/25/2036 •	71	70
6.119% due 02/25/2036 •	7,729	7,366
6.224% due 03/25/2035 •	1,980	1,924

Newark BSL CLO Ltd.
6.556% due 07/25/2030 •	842	844

Newcastle Mortgage Securities Trust
6.029% due 03/25/2036 •	573	586
6.164% due 03/25/2036 •	7,700	7,391

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.939% due 03/25/2036 •	7,771	7,040

Northwoods Capital Ltd.
7.191% due 06/15/2031 •	922	922

NovaStar Mortgage Funding Trust
4.344% due 05/25/2033 «•	1	1
5.644% due 03/25/2037 •	10	4
6.179% due 01/25/2036 •	25,000	23,659
6.184% due 02/25/2034 •	6,759	6,651
6.544% due 02/25/2034 «•	5	5

OCP CLO Ltd.
6.666% due 04/26/2031 •	6,671	6,683
6.699% due 07/20/2029 •	1,635	1,638

Octagon Investment Partners Ltd.
6.483% due 10/20/2030 •	6,600	6,598
6.526% due 07/15/2029 •	4,304	4,300
6.546% due 04/15/2031 •	3,819	3,818
6.769% due 01/20/2031 •	5,216	5,220

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OneMain Financial Issuance Trust
1.750% due 09/14/2035	$1,791	$1,670
6.819% due 09/15/2036 •	6,000	6,105

Oportun Issuance Trust
6.334% due 04/08/2031	561	561

Option One Mortgage Loan Trust
5.984% due 01/25/2036 •	25,000	22,721
6.224% due 02/25/2035 •	461	435
6.239% due 05/25/2034 •	9	9
6.944% due 02/25/2035 •	2,932	2,151

Option One Mortgage Loan Trust Asset-Backed Certificates
5.943% due 08/20/2030 «•	1	1
6.344% due 08/25/2033 «•	29	29

OSD CLO Ltd.
6.448% due 04/17/2031 •	8,857	8,874

OZLM Ltd.
6.521% due 10/20/2031 •	4,540	4,554
6.596% due 04/15/2031 •	3,562	3,568
6.829% due 07/20/2030 •	1,039	1,041
6.829% due 10/30/2030 •	2,380	2,385

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029	885	877
4.970% due 01/15/2030	874	870
6.258% due 10/15/2031	3,800	3,799
6.319% due 08/15/2031	1,800	1,803
6.811% due 05/15/2030 «	2,293	2,296
6.813% due 03/15/2030 ~	5,235	5,262
7.228% due 07/15/2031	637	640
8.027% due 12/16/2030 ~	7,380	7,459
8.234% due 07/15/2030 ~	453	459

Palmer Square CLO Ltd.
6.638% due 04/20/2035 •	15,600	15,588
6.963% due 10/20/2033 •	13,200	13,255

Palmer Square Loan Funding Ltd.
6.376% due 10/15/2029 •	2,678	2,676
6.379% due 07/20/2029 •	1,229	1,229

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.494% due 10/25/2034 •	4,599	4,509

Popular ABS Mortgage Pass-Through Trust
3.342% due 01/25/2036 «þ	160	139
3.744% due 11/25/2035 •	4,137	3,642

PRET LLC
1.744% due 07/25/2051 þ	2,731	2,648
1.843% due 09/25/2051 þ	27,139	25,988
1.868% due 07/25/2051 þ	3,683	3,566
2.487% due 07/25/2051 þ	3,945	3,857
2.487% due 10/25/2051 ~	1,126	1,103
2.487% due 10/25/2051 þ	11,970	11,738
3.721% due 07/25/2051 þ	15,004	14,635
5.240% due 04/25/2052 þ	9,025	8,893
5.240% due 09/27/2060 þ	728	721
7.143% due 01/25/2054 þ	1,836	1,848
7.143% due 03/25/2054 «þ	3,400	3,405
8.112% due 11/25/2053 þ	2,891	2,899
8.232% due 09/25/2053 þ	7,261	7,355
8.497% due 10/25/2053 þ	20,433	20,556

PRPM LLC
3.720% due 02/25/2027 þ	10,012	9,751

RAAC Trust
7.544% due 05/25/2044 •	500	487
9.194% due 12/25/2035 •	1,447	1,480

Rad CLO Ltd.
6.700% due 07/24/2032 •	14,700	14,711
6.964% due 01/25/2033 •	7,800	7,831

RCKT Mortgage Trust
6.025% due 02/25/2044 ~	988	988

Ready Capital Mortgage Financing LLC
7.703% due 10/25/2039 •	3,299	3,315

Regatta Funding Ltd.
6.638% due 04/20/2035 •	2,100	2,099
6.729% due 01/20/2035 •	11,100	11,117
6.828% due 10/17/2030 •	2,161	2,166

Renaissance Home Equity Loan Trust
5.434% due 08/25/2035 þ	19	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.544% due 09/25/2037 •	$676	$286
6.644% due 08/25/2032 •	530	505
6.684% due 03/25/2033 «•	8	7

Research-Driven Pagaya Motor Asset Trust
7.090% due 06/25/2032	600	603
7.130% due 01/26/2032	3,039	3,060

Residential Asset Mortgage Products Trust
5.984% due 02/25/2036 •	12,939	12,336
6.044% due 02/25/2036 •	823	814
6.044% due 05/25/2036 •	20,494	17,061
6.224% due 09/25/2035 •	2,450	2,295

Residential Asset Securities Corp. Trust
5.704% due 07/25/2036 •	315	315
5.714% due 08/25/2036 •	4,355	4,236
6.024% due 06/25/2033 •	434	393
6.089% due 01/25/2036 •	8,942	8,728
6.594% due 06/25/2035 •	3,000	2,943
7.094% due 07/25/2035 •	945	932
7.364% due 07/25/2035 •	1,645	1,624
7.394% due 11/25/2034 •	2,653	2,589

Romark WM-R Ltd.
6.609% due 04/20/2031 •	10,548	10,556

SACO Trust
5.804% due 05/25/2036 «•	81	107
5.964% due 06/25/2036 •	17	16
6.194% due 07/25/2035 «•	53	49

Santander Drive Auto Receivables Trust
5.870% due 03/16/2026	5,400	5,402

Saxon Asset Securities Trust
2.399% due 03/25/2035 •	1,911	1,628
4.150% due 08/25/2035 •	3,773	3,746
5.684% due 05/25/2047 •	6,149	4,326
5.754% due 09/25/2037 •	761	717
7.194% due 12/25/2037 •	7,346	6,872

SBNA Auto Lease Trust
5.210% due 04/16/2029	1,100	1,102
5.320% due 12/15/2028	4,200	4,201
5.700% due 03/15/2027	4,100	4,100
6.520% due 04/20/2028	1,000	1,026

SCCU Auto Receivables Trust
5.700% due 10/16/2028	1,500	1,512
5.700% due 08/15/2029	700	704
5.850% due 05/17/2027	2,500	2,503

Securitized Asset-Backed Receivables LLC Trust
5.544% due 10/25/2036 •	4,451	1,517
5.624% due 05/25/2037 •	20,693	15,449
5.744% due 12/25/2036 •	19,043	9,219
5.944% due 03/25/2036 •	3,405	2,068
6.224% due 02/25/2034 •	1,445	1,429

SFS Auto Receivables Securitization Trust
5.890% due 03/22/2027	2,958	2,963

SG Mortgage Securities Trust
5.704% due 07/25/2036 •	48,030	20,762

Shenton Aircraft Investment Ltd.
4.750% due 10/15/2042	6,410	5,921

Silver Rock CLO Ltd.
1.833% due 10/20/2033 •	7,700	7,725

SLC Student Loan Trust
6.495% due 11/25/2042 •	374	375
6.515% due 03/15/2049 •	2,133	2,106

SLM Private Credit Student Loan Trust
5.921% due 06/15/2039 •	1,197	1,172

SLM Student Loan Trust
6.523% due 07/25/2049 •	6,724	6,627
6.815% due 12/15/2033 •	13,039	12,887
7.323% due 10/25/2024 •	4,000	4,003

SMB Private Education Loan Trust
1.600% due 09/15/2054	15,390	14,034
2.880% due 09/15/2034	470	458
3.940% due 02/16/2055	13,786	13,095
5.380% due 01/15/2053	412	412
6.294% due 09/15/2054 •	6,518	6,493
6.769% due 02/16/2055 •	16,625	16,685
7.169% due 05/16/2050 •	859	868

SoFi Professional Loan Program LLC
2.370% due 11/16/2048	14,372	13,452

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	49

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	$1,045	$953

Sound Point CLO Ltd.
6.477% due 01/23/2029 •	38	38
6.559% due 10/20/2030 •	9,671	9,656
6.566% due 07/25/2030 •	13,779	13,789
6.576% due 04/15/2031 •	14,479	14,485
6.686% due 07/26/2031 •	7,950	7,987
6.699% due 01/21/2031 •	6,054	6,053
6.710% due 04/18/2031 •	10,107	10,112
6.746% due 07/15/2034 •	7,000	6,990
6.766% due 10/25/2034 •	3,500	3,495

Soundview Home Loan Trust
5.524% due 06/25/2037 •	3,481	2,285
5.614% due 07/25/2037 •	26,212	22,464
5.614% due 08/25/2037 •	22,286	18,643
5.694% due 08/25/2037 •	3,000	2,651
6.059% due 02/25/2036 •	11,196	9,580
6.149% due 11/25/2035 •	1,199	1,175
6.344% due 10/25/2037 •	62,618	48,906
6.419% due 03/25/2036 •	2,200	2,006
6.444% due 09/25/2037 •	7,770	5,343
6.744% due 11/25/2033 «•	10	10

Specialty Underwriting & Residential Finance Trust
5.674% due 04/25/2037 •	8,717	6,150
5.724% due 06/25/2037 •	27,294	25,380
5.744% due 06/25/2037 •	18,308	10,650
6.344% due 06/25/2036 •	10,512	9,916

Steele Creek CLO Ltd.
6.649% due 04/21/2031 •	7,328	7,332
6.826% due 10/15/2030 •	5,411	5,413

Structured Asset Investment Loan Trust
6.209% due 08/25/2035 •	655	629
6.719% due 12/25/2034 •	813	789
8.369% due 04/25/2033 •	2,096	2,089

Structured Asset Securities Corp. Mortgage Loan Trust
5.599% due 09/25/2036 •	6,563	4,027
5.604% due 01/25/2037 •	4,655	4,398
5.704% due 05/25/2047 •	20,126	16,826
6.025% due 04/25/2035 •	507	506

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.375% due 08/25/2031 «	7	7

Symphony CLO Ltd.
7.002% due 04/25/2034 •	7,800	7,828
7.159% due 01/20/2037 •	1,700	1,712

Synchrony Card Funding LLC
3.370% due 04/15/2028	11,500	11,262

TCI-Symphony CLO Ltd.
6.596% due 10/13/2032 •	12,935	12,961

TCW CLO Ltd.
6.556% due 04/25/2031 •	16,317	16,314

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tesla Electric Vehicle Trust
5.380% due 06/20/2028	$25,000	$25,112
5.380% due 02/20/2029	12,500	12,598
5.540% due 12/21/2026	13,000	13,009
5.839% due 12/21/2026 •	25,000	25,031

TIAA CLO Ltd.
6.726% due 01/16/2031 •	534	535

Towd Point Mortgage Trust
6.125% due 02/25/2064 ~	991	993

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031	3,248	3,233

TPG Real Estate Finance Issuer Ltd.
6.640% due 03/15/2038 •	5,081	4,980
6.969% due 02/15/2039 •	6,500	6,451

Trestles CLO Ltd.
6.749% due 10/20/2034 •	2,400	2,405

Tricon American Homes
1.499% due 07/17/2038	26,388	24,265
2.049% due 07/17/2038	5,280	4,874
2.249% due 07/17/2038	3,300	3,047

Trinitas CLO Ltd.
6.679% due 07/20/2031 •	2,509	2,514
6.693% due 04/25/2033 •	8,300	8,329

TruPS Financials Note Securitization Ltd.
7.164% due 09/20/2039 •	11,875	11,756

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ~	43	39

Upstart Pass-Through Trust
3.800% due 04/20/2030	2,058	2,002
7.900% due 10/20/2028	14,786	14,921

Upstart Securitization Trust
3.120% due 03/20/2032	2,093	2,077
4.370% due 05/20/2032	1,417	1,414

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030	592	578

Venture CLO Ltd.
6.479% due 10/20/2028 •	2,321	2,323
6.559% due 09/07/2030 •	8,761	8,754
6.599% due 04/20/2029 •	261	261
6.629% due 08/28/2029 •	438	438
6.629% due 07/20/2030 •	8,210	8,226
6.636% due 07/15/2031 •	1,959	1,960
6.679% due 01/20/2029 •	6,320	6,317
6.739% due 07/30/2032 •	12,900	12,906

Vibrant CLO Ltd.
6.544% due 06/20/2029 •	9	9

Voya CLO Ltd.
0.000% due 07/20/2032 •(b)	2,100	2,100
6.576% due 10/15/2030 •	5,637	5,642
6.636% due 04/15/2031 •	3,903	3,906
6.658% due 10/17/2032 •	28,900	28,901

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VStrong Auto Receivables Trust
5.790% due 08/16/2027	$600	$600

Washington Mutual Asset-Backed Certificates Trust
4.485% due 10/25/2036 •	77	28

Wellfleet CLO Ltd.
6.469% due 07/20/2029 •	190	190
6.639% due 10/20/2029 •	1,206	1,206
6.779% due 10/20/2031 •	24,741	24,747

Wells Fargo Home Equity Asset-Backed Securities Trust
5.789% due 01/25/2037 •	5,196	5,033

Westlake Automobile Receivables Trust
5.960% due 10/15/2026	4,066	4,070

Wind River CLO Ltd.
6.610% due 07/18/2031 •	806	806
6.656% due 07/15/2031 •	12,300	12,293
6.716% due 01/15/2031 •	861	862

Total Asset-Backed Securities (Cost $3,751,817)		3,616,201

SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
5.352% due 04/11/2024 - 06/13/2024 (c)(d)(h)	4,349	4,330

Total Short-Term Instruments (Cost $4,330)		4,330

Total Investments in Securities (Cost $8,926,309)		8,688,988

	SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	458,421	4,459

Total Short-Term Instruments (Cost $4,459)		4,459

Total Investments in Affiliates (Cost $4,459)		4,459

Total Investments 154.2% (Cost $8,930,768)		$8,693,447

Financial Derivative Instruments (g)(i) (0.0)% (Cost or Premiums, net $23,918)		(2,089)

Other Assets and Liabilities, net (54.2)%		(3,053,377)

Net Assets 100.0%		$5,637,981

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
IND	5.450%	03/28/2024	04/03/2024	$(4,572)	$(4,575)
	5.490	03/27/2024	04/04/2024	(2,473)	(2,475)

Total Reverse Repurchase Agreements					$(7,050)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BCY	5.480%	03/28/2024	04/04/2024	$(30,673)	$(30,691)

Total Sale-Buyback Transactions					$(30,691)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.1)%
Ginnie Mae, TBA	5.500%	04/01/2054	$36,600	$(36,341)	$(36,571)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2054	3,600	(3,435)	(3,430)
Uniform Mortgage-Backed Security, TBA	6.500	04/11/2054	78,700	(80,348)	(80,414)

Total Short Sales (2.1)%				$(120,124)	$(120,415)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
IND	$0	$(7,050)	$0	$(7,050)	$6,964	$(86)

Master Securities Forward Transaction Agreement
BCY	0	0	(30,691)	(30,691)	30,247	(444)

Total Borrowings and Other Financing Transactions	$0	$(7,050)	$(30,691)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(7,050)	$0	$0	$(7,050)

Total	$0	$(7,050)	$0	$0	$(7,050)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(30,691)	0	0	(30,691)

Total	$0	$(30,691)	$0	$0	$(30,691)

Total Borrowings	$0	$(37,741)	$0	$0	$(37,741)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(37,741)

(f)	Securities with an aggregate market value of $37,211 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(9,147) at a weighted average interest rate of 5.452%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(14) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	51

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts		Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	809	$	165,428	$(157)	$0	$(164)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts		Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract December Futures	03/2025	97	$	(23,142)	$565	$13	$0
3-Month SOFR Active Contract December Futures	03/2026	104		(25,024)	416	12	0
3-Month SOFR Active Contract June Futures	09/2024	122		(28,934)	832	6	0
3-Month SOFR Active Contract June Futures	09/2025	99		(23,744)	470	15	0
3-Month SOFR Active Contract March Futures	06/2024	163		(38,579)	1,134	1	0
3-Month SOFR Active Contract March Futures	06/2025	89		(21,293)	470	13	0
3-Month SOFR Active Contract March Futures	06/2026	99		(23,840)	370	9	0
3-Month SOFR Active Contract September Futures	12/2024	114		(27,113)	727	13	0
3-Month SOFR Active Contract September Futures	12/2025	81		(19,464)	348	11	0
U.S. Treasury Long-Term Bond June Futures	06/2024	748		(90,087)	(1,236)	0	(187)

					$4,096	$93	$(187)

Total Futures Contracts					$3,939	$93	$(351)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	2.993%	Annual	10/13/2024	$4,100	$(28)	$(70)	$(98)	$0	$(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.920	Annual	10/17/2024	9,800	(60)	(180)	(240)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	3.018	Annual	10/24/2024	3,900	(25)	(66)	(91)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/25/2024	3,900	(27)	(59)	(86)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.190	Annual	10/25/2024	3,900	(27)	(57)	(84)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	10/25/2024	3,900	(27)	(56)	(83)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.973	Annual	10/27/2024	4,100	(28)	(70)	(98)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.841	Annual	10/31/2024	4,200	(29)	(76)	(105)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.088	Annual	11/07/2024	4,200	(30)	(64)	(94)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.020	Annual	11/08/2024	3,900	(25)	(65)	(90)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.910	Annual	11/14/2024	3,900	(26)	(68)	(94)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.845	Annual	11/15/2024	2,500	(16)	(46)	(62)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	11/21/2024	5,100	(18)	(62)	(80)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	11/22/2024	5,100	(18)	(67)	(85)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	12/05/2024	7,700	(24)	(102)	(126)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/11/2024	7,700	(24)	(94)	(118)	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	197,400	(14)	5,536	5,522	111	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	98,200	11	2,768	2,779	61	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	15,800	7	730	737	20	0
Receive	1-Day USD-SOFR Compounded-OIS	0.928	Semi-Annual	05/06/2026	10,100	(11)	834	823	19	0
Pay	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2026	69,500	(1,301)	(4,913)	(6,214)	0	(140)
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2026	176,400	(2,985)	8,342	5,357	328	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/21/2026	70,230	3	2,488	2,491	98	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/15/2026	2,500	(40)	250	210	6	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/21/2026	105,400	2,374	4,948	7,322	204	0
Pay	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	01/04/2027	14,500	(21)	(1,332)	(1,353)	0	(27)
Pay	1-Day USD-SOFR Compounded-OIS	1.570	Semi-Annual	01/12/2027	5,300	(7)	(456)	(463)	0	(12)
Pay	1-Day USD-SOFR Compounded-OIS	1.425	Semi-Annual	01/18/2027	10,200	(18)	(912)	(930)	0	(24)
Pay	1-Day USD-SOFR Compounded-OIS	1.418	Semi-Annual	01/20/2027	5,000	(5)	(450)	(455)	0	(12)
Pay	1-Day USD-SOFR Compounded-OIS	1.580	Semi-Annual	02/16/2027	10,400	(20)	(865)	(885)	0	(24)
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027	6,800	(12)	(511)	(523)	0	(12)
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027	11,500	(24)	(730)	(754)	0	(20)
Pay	1-Day USD-SOFR Compounded-OIS	1.620	Annual	04/18/2027	10,700	(34)	(1,152)	(1,186)	0	(20)
Pay	1-Day USD-SOFR Compounded-OIS	1.783	Annual	04/22/2027	8,000	(28)	(806)	(834)	0	(15)
Pay	1-Day USD-SOFR Compounded-OIS	1.788	Annual	05/03/2027	8,100	(28)	(813)	(841)	0	(15)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027	12,600	501	1,152	1,653	24	0

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	2.250%	Annual	06/17/2027	$17,800	$(71)	$(1,418)	$(1,489)	$0	$(35)
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	06/21/2027	13,600	517	663	1,180	26	0
Pay	1-Day USD-SOFR Compounded-OIS	2.370	Annual	06/21/2027	12,300	(50)	(924)	(974)	0	(22)
Pay	1-Day USD-SOFR Compounded-OIS	2.605	Annual	06/28/2027	12,100	(61)	(785)	(846)	0	(22)
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/30/2027	11,700	(59)	(612)	(671)	0	(21)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/07/2027	5,900	(30)	(262)	(292)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	2.900	Annual	10/04/2027	36,450	(265)	(1,687)	(1,952)	0	(65)
Receive	1-Day USD-SOFR Compounded-OIS	3.638	Annual	05/31/2028	4,800	0	86	86	8	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028	9,500	0	163	163	16	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028	3,400	0	38	38	6	0
Pay	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2028	62,849	(2,404)	(6,877)	(9,281)	0	(119)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2028	1,100	(4)	13	9	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028	26,150	(3)	1,267	1,264	46	0
Pay	1-Day USD-SOFR Compounded-OIS	1.265	Semi-Annual	09/28/2028	8,100	(10)	(997)	(1,007)	0	(15)
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028	35,446	583	(4,718)	(4,135)	0	(64)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028	207,390	(314)	(3,015)	(3,329)	0	(346)
Receive	1-Day USD-SOFR Compounded-OIS	1.379	Semi-Annual	12/22/2028	7,800	(2)	951	949	14	0
Pay	1-Day USD-SOFR Compounded-OIS	1.518	Semi-Annual	01/20/2029	3,000	(5)	(378)	(383)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	1.630	Semi-Annual	01/26/2029	5,100	(10)	(614)	(624)	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029	102,000	(244)	(10,949)	(11,193)	0	(182)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2029	15,840	(514)	337	(177)	26	0
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029	8,500	(23)	(785)	(808)	0	(15)
Pay	1-Day USD-SOFR Compounded-OIS	2.185	Annual	04/21/2029	7,400	(19)	(812)	(831)	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	4,100	(165)	(549)	(714)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029	6,660	(716)	(170)	(886)	0	(12)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	166,800	68	1,051	1,119	234	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029	5,900	(37)	(304)	(341)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029	5,900	(37)	(287)	(324)	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/10/2029	14,800	(22)	1,640	1,618	27	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/18/2029	11,800	250	1,350	1,600	22	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/15/2030	49,400	(422)	7,071	6,649	92	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	02/12/2030	28,600	(363)	3,787	3,424	52	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030	4,800	(17)	(110)	(127)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030	4,000	(14)	(119)	(133)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030	1,700	(5)	(34)	(39)	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	03/10/2030	14,100	(13)	1,676	1,663	26	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/17/2030	320,180	9,752	41,210	50,962	564	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030	182,090	2,143	10,509	12,652	279	0
Receive	1-Day USD-SOFR Compounded-OIS	3.545	Annual	10/31/2030	16,900	0	375	375	23	0
Receive	1-Day USD-SOFR Compounded-OIS	3.547	Annual	10/31/2030	39,300	0	870	870	55	0
Receive	1-Day USD-SOFR Compounded-OIS	3.550	Annual	10/31/2030	33,800	0	741	741	47	0
Receive	1-Day USD-SOFR Compounded-OIS	3.572	Annual	10/31/2030	33,500	0	692	692	46	0
Receive	1-Day USD-SOFR Compounded-OIS	3.582	Annual	10/31/2030	60,500	0	1,216	1,216	84	0
Receive	1-Day USD-SOFR Compounded-OIS	3.595	Annual	10/31/2030	42,300	0	817	817	59	0
Receive	1-Day USD-SOFR Compounded-OIS	3.601	Annual	10/31/2030	76,200	0	1,446	1,446	106	0
Receive	1-Day USD-SOFR Compounded-OIS	3.602	Annual	10/31/2030	76,100	0	1,437	1,437	106	0
Receive	1-Day USD-SOFR Compounded-OIS	3.606	Annual	10/31/2030	33,700	0	629	629	47	0
Receive	1-Day USD-SOFR Compounded-OIS	3.623	Annual	10/31/2030	33,600	0	594	594	47	0
Receive	1-Day USD-SOFR Compounded-OIS	3.664	Annual	10/31/2030	22,300	0	341	341	31	0
Receive	1-Day USD-SOFR Compounded-OIS	3.677	Annual	10/31/2030	17,800	0	259	259	25	0
Receive	1-Day USD-SOFR Compounded-OIS	3.687	Annual	10/31/2030	28,300	0	395	395	39	0
Receive	1-Day USD-SOFR Compounded-OIS	3.689	Annual	10/31/2030	47,100	0	651	651	65	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030	35,700	0	490	490	49	0
Receive	1-Day USD-SOFR Compounded-OIS	3.721	Annual	10/31/2030	22,300	0	266	266	31	0
Receive	1-Day USD-SOFR Compounded-OIS	3.722	Annual	10/31/2030	22,300	0	266	266	31	0
Receive	1-Day USD-SOFR Compounded-OIS	3.727	Annual	10/31/2030	22,300	0	259	259	31	0
Receive	1-Day USD-SOFR Compounded-OIS	3.732	Annual	10/31/2030	14,800	0	168	168	20	0
Receive	1-Day USD-SOFR Compounded-OIS	3.735	Annual	10/31/2030	22,300	0	248	248	31	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030	22,300	0	243	243	31	0
Receive	1-Day USD-SOFR Compounded-OIS	3.749	Annual	10/31/2030	22,300	0	230	230	31	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030	9,102	29	1,652	1,681	14	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030	204,570	1,606	4,335	5,941	285	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2031	17,670	(812)	436	(376)	24	0
Pay	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031	44,422	(3,235)	(6,177)	(9,412)	0	(64)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031	188,500	(632)	1,524	892	207	0
Receive	1-Day USD-SOFR Compounded-OIS	1.405	Semi-Annual	09/07/2031	10,100	(44)	1,848	1,804	14	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	10/05/2031	6,100	(14)	(1,090)	(1,104)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	1.535	Semi-Annual	10/15/2031	6,100	(10)	(1,075)	(1,085)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	1.535	Semi-Annual	10/22/2031	4,000	(9)	(701)	(710)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	1.545	Semi-Annual	10/26/2031	4,000	(8)	(698)	(706)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	1.735	Semi-Annual	01/12/2032	4,000	(10)	(666)	(676)	0	(5)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	53

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.655%	Semi-Annual	01/24/2032	$5,000	$(14)	$(855)	$(869)	$0	$(6)
Pay	1-Day USD-SOFR Compounded-OIS	1.768	Semi-Annual	02/02/2032	3,800	(11)	(618)	(629)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Annual	02/08/2032	6,400	(24)	(965)	(989)	0	(9)
Receive	1-Day USD-SOFR Compounded-OIS	1.988	Semi-Annual	02/09/2032	1,900	10	275	285	3	0
Receive	1-Day USD-SOFR Compounded-OIS	2.008	Semi-Annual	02/09/2032	3,100	12	449	461	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.770	Annual	02/14/2032	5,700	(20)	(812)	(832)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032	6,100	(23)	(878)	(901)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032	2,100	(10)	(293)	(303)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/05/2032	23,300	(115)	(3,973)	(4,088)	0	(31)
Pay	1-Day USD-SOFR Compounded-OIS	1.872	Annual	04/06/2032	11,800	(61)	(1,958)	(2,019)	0	(16)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	71,100	(5,283)	(10,036)	(15,319)	0	(88)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	51,180	(2,503)	(6,540)	(9,043)	0	(64)
Pay	1-Day USD-SOFR Compounded-OIS	2.680	Annual	07/11/2032	1,100	(15)	(98)	(113)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.690	Annual	07/11/2032	1,100	(15)	(98)	(113)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/06/2032	8,900	(74)	(563)	(637)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033	2,500	(10)	(74)	(84)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.405	Annual	03/01/2033	2,600	(11)	(81)	(92)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033	780	(3)	(23)	(26)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033	2,600	(9)	(102)	(111)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033	5,000	(18)	(140)	(158)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033	1,530	(9)	(120)	(129)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033	14,105	141	1,049	1,190	14	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033	22,500	(969)	223	(746)	0	(19)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033	30,600	850	157	1,007	24	0
Pay	1-Day USD-SOFR Compounded-OIS	1.524	Semi-Annual	01/19/2051	23,500	(169)	(9,564)	(9,733)	31	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/16/2051	65,800	12,519	17,426	29,945	0	(76)
Receive	1-Day USD-SOFR Compounded-OIS	1.967	Semi-Annual	06/23/2051	22,900	(173)	7,724	7,551	0	(32)
Receive	1-Day USD-SOFR Compounded-OIS	1.968	Semi-Annual	06/23/2051	69,000	(526)	23,259	22,733	0	(101)
Pay	1-Day USD-SOFR Compounded-OIS	1.815	Semi-Annual	01/24/2052	1,000	(8)	(361)	(369)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.867	Semi-Annual	01/26/2052	1,000	(9)	(351)	(360)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	174,500	20,937	41,678	62,615	0	(257)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053	1,300	(12)	(120)	(132)	3	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053	44,800	4,229	3,724	7,953	0	(86)
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	12/20/2053	109,800	5,438	2,621	8,059	0	(238)

Total Swap Agreements						$36,233	$120,295	$156,528	$3,971	$(2,519)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$93	$3,971	$4,064	$0	$(351)	$(2,519)	$(2,870)

(h)

Securities with an aggregate market value of $41,823 and cash of $51,132 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690%	04/02/2024	2,100	$ (17)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	2,100	(16)	(47)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	4,200	(33)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	4,200	(33)	(95)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	4,800	(37)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	4,800	(37)	(104)

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697%	04/02/2024	8,300	$(65)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	8,300	(65)	(187)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	4,100	(31)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	4,100	(31)	(91)

							$ (365)	$(524)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$95.078	04/04/2024	4,800	$(18)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	95.156	04/04/2024	3,900	(15)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.180	04/04/2024	4,500	(18)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.766	04/04/2024	7,700	(21)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.078	04/04/2024	4,800	(14)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.156	04/04/2024	3,900	(10)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	14,500	(69)	(22)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	14,500	(50)	(89)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.195	06/06/2024	7,700	(37)	(33)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	99.195	06/06/2024	7,700	(24)	(19)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.906	04/04/2024	9,600	(54)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.672	05/06/2024	7,700	(36)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.672	05/06/2024	7,700	(30)	(47)

					$(396)	$(231)

Total Written Options					$(761)	$(755)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	Long Beach Mortgage Loan Trust 6.584% due 07/25/2033	6.250%	Monthly	07/25/2033	$ 59	$0	$0	$0	$0

GST	Structured Asset Investment Loan Trust 5.034% due 11/25/2034	1.950	Monthly	11/25/2034	0	0	0	0	0

						$0	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index «	0.110%	Monthly	05/25/2046	$	9,211	$(2,547)	$2,012	$0	$(535)

DUB	ABX.HE.AA.6-2 Index «	0.170	Monthly	05/25/2046		112	(45)	27	0	(18)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		36	(1)	1	0	0

FBF	ABX.HE.AA.7-1 Index «	0.150	Monthly	08/25/2037		292	(248)	225	0	(23)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		4,000	(28)	15	0	(13)

GST	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		30,000	232	(279)	0	(47)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		160,600	(84)	(735)	0	(819)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		1,605	(69)	69	0	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		81,162	(5,030)	4,996	0	(34)

JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,900	(73)	71	0	(2)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		33	(1)	1	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		69,460	(3,186)	3,174	0	(12)

MYC	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		13,500	(38)	(6)	0	(44)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		11,900	(5)	(56)	0	(61)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		7	0	0	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		13	(1)	1	0	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		61,500	(588)	561	0	(27)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		55,100	197	(283)	0	(86)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		131,000	(339)	(85)	0	(424)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		75,000	300	(683)	0	(383)

Total Swap Agreements							$(11,554)	$9,026	$0	$(2,528)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	55

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$0	$0	$(535)	$(535)	$(535)	$318	$(217)
CBK	0	0	0	0	0	(47)	0	(47)	(47)	0	(47)
DUB	0	0	0	0	0	0	(18)	(18)	(18)	191	173
FAR	0	0	0	0	0	(199)	0	(199)	(199)	0	(199)
FBF	0	0	0	0	0	0	(36)	(36)	(36)	113	77
GLM	0	0	0	0	0	(278)	0	(278)	(278)	0	(278)
GST	0	0	0	0	0	0	(900)	(900)	(900)	943	43
JPM	0	0	0	0	0	(170)	0	(170)	(170)	0	(170)
JPS	0	0	0	0	0	0	(14)	(14)	(14)	0	(14)
MSC	0	0	0	0	0	(61)	0	(61)	(61)	0	(61)
MYC	0	0	0	0	0	0	(105)	(105)	(105)	273	168
SAL	0	0	0	0	0	0	(920)	(920)	(920)	945	25

Total Over the Counter	$0	$0	$0	$0	$0	$(755)	$(2,528)	$(3,283)

(j)

Securities with an aggregate market value of $2,783 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$93	$93
Swap Agreements	0	0	0	0	3,971	3,971

	$0	$0	$0	$0	$4,064	$4,064

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$351	$351
Swap Agreements	0	0	0	0	2,519	2,519

	$0	$0	$0	$0	$2,870	$2,870

Over the counter
Written Options	$0	$0	$0	$0	$755	$755
Swap Agreements	0	2,528	0	0	0	2,528

	$0	$2,528	$0	$0	$755	$3,283

	$0	$2,528	$0	$0	$3,625	$6,153

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$86	$86
Futures	0	0	0	0	(3,267)	(3,267)
Swap Agreements	0	0	0	0	(367)	(367)

	$0	$0	$0	$0	$(3,548)	$(3,548)

Over the counter
Written Options	$0	$0	$0	$0	$1,423	$1,423
Swap Agreements	0	6,338	0	0	0	6,338

	$0	$6,338	$0	$0	$1,423	$7,761

	$0	$6,338	$0	$0	$(2,125)	$4,213

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$94	$94
Futures	0	0	0	0	16,708	16,708
Swap Agreements	0	0	0	0	80,328	80,328

	$0	$0	$0	$0	$97,130	$97,130

Over the counter
Written Options	$0	$0	$0	$0	$(223)	$(223)
Swap Agreements	0	6,524	0	0	0	6,524

	$0	$6,524	$0	$0	$(223)	$6,301

	$0	$6,524	$0	$0	$96,907	$103,431

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$17,316	$0	$17,316
Industrials	0	2,231	0	2,231
U.S. Government Agencies	0	3,511,150	0	3,511,150
U.S. Treasury Obligations	0	90,620	0	90,620
Non-Agency Mortgage-Backed Securities	949	1,429,699	16,492	1,447,140
Asset-Backed Securities	1,000	3,592,982	22,219	3,616,201
Short-Term Instruments
U.S. Treasury Bills	0	4,330	0	4,330

	$1,949	$8,648,328	$38,711	$8,688,988

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,459	$0	$0	$4,459

Total Investments	$6,408	$8,648,328	$38,711	$8,693,447

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(120,415)	$0	$(120,415)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$4,064	$0	$4,064

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,870)	0	(2,870)
Over the counter	0	(2,707)	(576)	(3,283)

	$0	$(5,577)	$(576)	$(6,153)

Total Financial Derivative Instruments	$0	$(1,513)	$(576)	$(2,089)

Totals	$6,408	$8,526,400	$38,135	$8,570,943

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	57

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.9%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Provincia de Buenos Aires
106.588% due 04/12/2025	ARS	3,325	$3

Total Argentina (Cost $66)			3

BRAZIL 7.5%

CORPORATE BONDS & NOTES 2.3%

Banco BTG Pactual SA
4.500% due 01/10/2025		$1,400	1,382

Braskem Netherlands Finance BV
4.500% due 01/10/2028		5,000	4,492

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		4,560	4,492

Centrais Eletricas Brasileiras SA
3.625% due 02/04/2025		400	392

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2024 (c)(e)		3,151	173

			10,931

SOVEREIGN ISSUES 5.2%

Banco Nacional de Desenvolvimento Economico e Social
4.750% due 05/09/2024		200	200

Brazil Government International Bond
2.875% due 06/06/2025		500	484
4.250% due 01/07/2025		2,300	2,279
6.000% due 04/07/2026		200	203
6.125% due 03/15/2034		5,000	4,954
7.125% due 05/13/2054		5,000	5,043

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (c)	BRL	26,100	5,081
0.000% due 10/01/2024 (c)		31,000	5,891

			24,135

Total Brazil (Cost $35,790)			35,066

CAYMAN ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%

QNB Finance Ltd.
1.125% due 06/17/2024		$2,300	2,274

Total Cayman Islands (Cost $2,287)			2,274

CHILE 4.0%

CORPORATE BONDS & NOTES 0.8%

Banco del Estado de Chile
2.704% due 01/09/2025		$800	781

Banco Santander Chile
2.700% due 01/10/2025		700	685

Empresa de Transporte de Pasajeros Metro SA
3.650% due 05/07/2030		500	459
4.700% due 05/07/2050		2,000	1,662

			3,587

SOVEREIGN ISSUES 3.2%

Chile Government International Bond
1.625% due 01/30/2025	EUR	7,000	7,405
3.100% due 01/22/2061		$500	317
4.340% due 03/07/2042		5,000	4,373
4.850% due 01/22/2029		3,000	2,979

			15,074

Total Chile (Cost $19,918)			18,661

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLOMBIA 4.7%

CORPORATE BONDS & NOTES 0.7%

Ecopetrol SA
5.375% due 06/26/2026	$560	$551
8.375% due 01/19/2036	2,700	2,727

		3,278

SOVEREIGN ISSUES 4.0%

Colombia Government International Bond
3.125% due 04/15/2031	200	160
3.875% due 04/25/2027	19,800	18,672

		18,832

Total Colombia (Cost $21,832)		22,110

DOMINICAN REPUBLIC 1.0%

SOVEREIGN ISSUES 1.0%

Dominican Republic International Bond
4.875% due 09/23/2032	$2,500	2,246
5.500% due 01/27/2025	2,000	1,990
5.950% due 01/25/2027	200	199
6.875% due 01/29/2026	400	405

Total Dominican Republic (Cost $5,304)		4,840

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039	$1,052	869

Adani Transmission Step-One Ltd.
4.000% due 08/03/2026	1,000	941

Total India (Cost $2,056)		1,810

INDONESIA 3.0%

CORPORATE BONDS & NOTES 0.5%

Pelabuhan Indonesia Persero PT
4.250% due 05/05/2025	$2,000	1,972
5.375% due 05/05/2045	200	193

		2,165

SOVEREIGN ISSUES 2.5%

Indonesia Government International Bond
3.500% due 02/14/2050	2,000	1,509
4.750% due 07/18/2047	755	709
5.125% due 01/15/2045	1,865	1,852
5.250% due 01/17/2042	500	501
5.250% due 01/08/2047	1,249	1,251
5.950% due 01/08/2046	918	990
6.750% due 01/15/2044	2,400	2,813
7.750% due 01/17/2038	1,025	1,279

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025	1,000	968

		11,872

Total Indonesia (Cost $16,151)		14,037

ISRAEL 1.6%

SOVEREIGN ISSUES 1.6%

Israel Government International Bond
3.375% due 01/15/2050	$5,400	3,642
3.875% due 07/03/2050	5,000	3,706

Total Israel (Cost $11,720)		7,348

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IVORY COAST 0.9%

SOVEREIGN ISSUES 0.9%

Ivory Coast Government International Bond
5.250% due 03/22/2030	EUR	2,300	$2,315
5.875% due 10/17/2031		2,000	1,998

Total Ivory Coast (Cost $4,738)			4,313

LUXEMBOURG 2.9%

		SHARES
COMMON STOCKS 0.9%

Drillco Holding Lux SA «(a)(f)		123,735	2,985

Forsea Holding SA «(a)		48,750	1,176

			4,161

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 2.0%

FORESEA Holding SA
7.500% due 06/15/2030		$2,149	2,021

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038		2,000	2,035

TMS Issuer SARL
5.780% due 08/23/2032		5,000	5,161

			9,217

Total Luxembourg (Cost $11,146)			13,378

MALAYSIA 0.7%

CORPORATE BONDS & NOTES 0.7%

Petronas Capital Ltd.
3.500% due 04/21/2030		$2,500	2,297
4.550% due 04/21/2050		500	444
4.800% due 04/21/2060		200	182

Petronas Energy Canada Ltd.
2.112% due 03/23/2028		500	449

Total Malaysia (Cost $3,760)			3,372

MAURITIUS 1.1%

CORPORATE BONDS & NOTES 1.1%

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		$3,000	2,968
5.950% due 07/29/2026		2,000	1,952

Total Mauritius (Cost $5,039)			4,920

MEXICO 7.8%

CORPORATE BONDS & NOTES 1.6%

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.125% due 06/06/2024		$2,000	1,993

Coca-Cola Femsa SAB de CV
1.850% due 09/01/2032		2,150	1,688

Petroleos Mexicanos
6.700% due 02/16/2032		498	415
7.690% due 01/23/2050		500	360
10.000% due 02/07/2033		3,100	3,089

			7,545

SOVEREIGN ISSUES 6.2%

Mexico Government International Bond
1.350% due 09/18/2027	EUR	300	301
2.750% due 11/27/2031 (d)	MXN	163,632	8,484
3.000% due 12/03/2026 (d)		27,759	1,550
4.000% due 11/30/2028 (d)		51,135	2,937
4.490% due 05/25/2032	EUR	3,000	3,296

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 04/27/2032		$3,000	$2,850
5.000% due 04/27/2051		7,300	6,160
6.000% due 05/07/2036		1,200	1,205
6.400% due 05/07/2054		2,000	1,997

			28,780

Total Mexico (Cost $37,796)			36,325

PARAGUAY 0.2%

SOVEREIGN ISSUES 0.2%

Paraguay Government International Bond
4.950% due 04/28/2031		$1,000	965

Total Paraguay (Cost $1,125)			965

PERU 1.0%

SOVEREIGN ISSUES 1.0%

Peru Government International Bond
2.783% due 01/23/2031		$1,000	858
5.625% due 11/18/2050		2,680	2,675
6.350% due 08/12/2028	PEN	3,500	965

Total Peru (Cost $6,189)			4,498

QATAR 3.8%

CORPORATE BONDS & NOTES 0.1%

QatarEnergy
2.250% due 07/12/2031		$700	588

SOVEREIGN ISSUES 3.7%

Qatar Government International Bond
3.400% due 04/16/2025		3,200	3,146
3.750% due 04/16/2030		4,100	3,939
4.000% due 03/14/2029		3,200	3,130
4.400% due 04/16/2050		2,000	1,770
4.500% due 04/23/2028		2,000	2,002
4.817% due 03/14/2049		1,200	1,127
5.103% due 04/23/2048		2,000	1,949

			17,063

Total Qatar (Cost $18,719)			17,651

ROMANIA 2.4%

SOVEREIGN ISSUES 2.4%

Romania Government International Bond
2.000% due 01/28/2032	EUR	3,000	2,579
2.000% due 04/14/2033		3,000	2,491
3.624% due 05/26/2030		3,000	2,990
5.375% due 03/22/2031		3,000	3,257

Total Romania (Cost $10,958)			11,317

SAUDI ARABIA 5.6%

SOVEREIGN ISSUES 5.6%

Saudi Government International Bond
3.250% due 10/26/2026		$400	384
4.000% due 04/17/2025		1,000	987
4.750% due 01/18/2028		5,000	4,996
4.750% due 01/16/2030		5,000	4,968
4.875% due 07/18/2033		5,000	4,977
5.000% due 01/18/2053		2,000	1,791
5.750% due 01/16/2054		8,000	7,939

Total Saudi Arabia (Cost $25,971)			26,042

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SERBIA 3.6%

SOVEREIGN ISSUES 3.6%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	3,000	$2,752
1.500% due 06/26/2029		5,400	4,928
1.650% due 03/03/2033		150	121
2.050% due 09/23/2036		2,500	1,895
3.125% due 05/15/2027		6,900	7,163

Total Serbia (Cost $21,276)			16,859

SOUTH AFRICA 9.6%

SOVEREIGN ISSUES 9.6%

South Africa Government International Bond
4.875% due 04/14/2026		$200	195
5.750% due 09/30/2049		400	291
10.500% due 12/21/2026	ZAR	809,300	43,949

Total South Africa (Cost $54,928)			44,435

TURKEY 1.1%

SOVEREIGN ISSUES 1.1%

Turkey Government International Bond
7.625% due 05/15/2034		$5,000	5,026

Total Turkey (Cost $4,915)			5,026

UNITED ARAB EMIRATES 2.1%

SOVEREIGN ISSUES 2.1%

Emirate of Abu Dhabi Government International Bond
1.700% due 03/02/2031		$2,100	1,745
2.700% due 09/02/2070		4,500	2,655
3.125% due 04/16/2030		4,900	4,515
3.875% due 04/16/2050		793	636

Total United Arab Emirates (Cost $12,615)			9,551

UNITED STATES 0.9%

ASSET-BACKED SECURITIES 0.0%

GSAA Home Equity Trust
6.044% due 03/25/2037 •		$179	70

Morgan Stanley Mortgage Loan Trust
6.164% due 04/25/2037 •		204	56

			126

CORPORATE BONDS & NOTES 0.8%

Rio Oil Finance Trust
8.200% due 04/06/2028		433	443
9.750% due 01/06/2027		2,941	3,063

			3,506

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Banc of America Mortgage Trust
4.891% due 02/25/2036 ~		4	4

Chase Mortgage Finance Trust
4.345% due 03/25/2037 ~		13	12

Citigroup Mortgage Loan Trust
4.868% due 07/25/2046 ~		8	7
6.242% due 03/25/2034 ~		2	1

Countrywide Home Loan Mortgage Pass-Through Trust
3.691% due 10/20/2035 «~		2	2
4.428% due 09/25/2047 ~		5	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Luminent Mortgage Trust
5.804% due 12/25/2036 •	$6	$5

MASTR Adjustable Rate Mortgages Trust
5.924% due 05/25/2037 •	86	36

Merrill Lynch Alternative Note Asset Trust
4.738% due 06/25/2037 ~	84	44
6.044% due 03/25/2037 •	218	53

Merrill Lynch Mortgage-Backed Securities Trust
4.212% due 04/25/2037 ~	15	13

Morgan Stanley Mortgage Loan Trust
7.124% due 06/25/2036 ~	3	3

Sequoia Mortgage Trust
3.854% due 01/20/2047 ~	6	4

WaMu Mortgage Pass-Through Certificates Trust
3.312% due 05/25/2037 ~	20	15
3.393% due 04/25/2037 ~	10	9
3.730% due 01/25/2037 ~	16	13
3.992% due 12/25/2036 ~	33	29
4.279% due 12/25/2036 ~	10	9
4.442% due 09/25/2036 ~	14	12

		275

Total United States (Cost $4,278)		3,907

SHORT-TERM INSTRUMENTS 6.5%

REPURCHASE AGREEMENTS (g) 6.0%
		27,909

U.S. TREASURY BILLS 0.5%
5.356% due 04/11/2024 - 06/13/2024 (b)(c)(j)	$2,552	2,538

Total Short-Term Instruments (Cost $30,447)		30,447

Total Investments in Securities (Cost $369,024)		339,155

	SHARES
INVESTMENTS IN AFFILIATES 25.1%

SHORT-TERM INSTRUMENTS 25.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.1%

PIMCO Short-Term Floating NAV Portfolio III	12,009,872	116,820

Total Short-Term Instruments (Cost $116,826)		116,820

Total Investments in Affiliates (Cost $116,826)		116,820

Total Investments 98.0% (Cost $485,850)		$455,975

Financial Derivative Instruments (h)(i) 1.2% (Cost or Premiums, net $(1,928))		5,387

Other Assets and Liabilities, net 0.8%		3,775

Net Assets 100.0%		$465,137

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	59

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Drillco Holding Lux SA	06/08/2023	$2,475	$2,985	0.64%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.430%	03/28/2024	04/01/2024	$26,400	U.S. Treasury Notes 2.875% due 04/30/2025	$(26,928)	$26,400	$26,416
FICC	2.600	03/28/2024	04/01/2024	1,509	U.S. Treasury Notes 5.000% due 09/30/2025	(1,539)	1,509	1,509

Total Repurchase Agreements						$(28,467)	$27,909	$27,925

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$26,416	$0	$0	$26,416	$(26,927)	$(511)
FICC	1,509	0	0	1,509	(1,539)	(30)

Total Borrowings and Other Financing Transactions	$27,925	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond June Futures	06/2024	134	$11,905	$64	$0	$(2)
U.S. Treasury 10-Year Note June Futures	06/2024	18	1,994	6	0	(1)

Total Futures Contracts				$70	$0	$(3)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
iTraxx Asia Ex-Japan 41 5-Year Index	1.000%	Quarterly	06/20/2029	$2,450	$(1)	$0	$(1)	$1	$0

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	10.853%	Maturity	01/02/2025	BRL	30,900	$0	$(172)	$(172)	$0	$(1)
Pay	1-Year BRL-CDI	11.038	Maturity	01/02/2025		82,800	0	(383)	(383)	0	(1)
Pay	1-Year BRL-CDI	11.108	Maturity	01/02/2025		93,300	0	(398)	(398)	0	(1)
Pay	1-Year BRL-CDI	11.228	Maturity	01/02/2025		90,800	0	(333)	(333)	0	(1)
Pay	1-Year BRL-CDI	12.255	Maturity	01/02/2025		290,000	0	192	192	0	(3)
Pay	1-Year BRL-CDI	12.420	Maturity	01/02/2025		40,000	0	54	54	0	0
Pay	1-Year BRL-CDI	12.649	Maturity	01/02/2025		85,000	0	203	203	0	(1)
Pay	1-Year BRL-CDI	9.760	Maturity	01/04/2027		38,500	0	(66)	(66)	0	(1)
Pay	1-Year BRL-CDI	10.145	Maturity	01/04/2027		32,100	0	(251)	(251)	0	0
Pay	1-Year BRL-CDI	10.231	Maturity	01/04/2027		132,400	0	(951)	(951)	0	(2)
Pay	1-Year BRL-CDI	12.198	Maturity	01/04/2027		30,000	0	176	176	0	(1)
Pay	1-Year BRL-CDI	12.350	Maturity	01/04/2027		101,000	0	688	688	0	(3)
Receive	CAONREPO Index	3.500	Semi-Annual	06/01/2032	CAD	17,500	(366)	335	(31)	19	0

							$(366)	$(906)	$(1,272)	$19	$(15)

Total Swap Agreements							$(367)	$(906)	$(1,273)	$20	$(15)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$20	$20	$0	$(3)	$(15)	$(18)

Cash of $5,015 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2024	IDR	12,153,109		$768	$3	$0
	04/2024	KRW	741,093		552	2	0
	04/2024	SGD	25,102		18,793	188	0
	06/2024	KRW	4,734,281		3,604	82	0
	06/2024		$257	IDR	4,031,397	0	(4)

BPS	04/2024	BRL	30,769		$6,171	36	0
	04/2024	CAD	6,791		5,009	0	(5)
	04/2024	CNH	52,900		7,369	82	0
	04/2024	IDR	25,002,933		1,576	3	(1)
	04/2024	JPY	1,485,800		9,829	14	0
	04/2024	KRW	2,033,917		1,517	8	0
	04/2024		$6,172	BRL	30,769	0	(37)
	04/2024		2,693	CNH	19,536	0	(2)
	04/2024		13,000	TRY	432,997	0	(66)
	05/2024	BRL	19,256		$3,852	24	0
	05/2024	CNH	19,509		2,692	3	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	61

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024	TWD	93,441		$3,025	$101	$0
	05/2024		$9,829	JPY	1,479,032	0	(14)
	06/2024	KRW	9,143,246		$6,999	195	0
	06/2024	TWD	2,077,239		67,093	1,944	0
	06/2024		$4,273	IDR	67,353,574	0	(39)
	06/2024		10,296	INR	855,794	0	(57)
	06/2024		2,570	TWD	80,772	0	(37)
	07/2024	BRL	11,610		$2,308	14	0

BRC	04/2024	CNH	73,712		10,254	97	0
	04/2024	IDR	8,720,832		549	0	0
	04/2024		$24,362	TRY	796,045	0	(392)
	05/2024	TRY	893		$27	0	0
	05/2024		$6,566	TRY	223,622	43	(1)
	06/2024	KRW	10,862,550		$8,315	232	0
	06/2024		$2,580	INR	214,309	0	(16)
	06/2024		8,818	MXN	149,385	57	0

CBK	04/2024	BRL	103,594		$20,739	84	0
	04/2024	CAD	26,775		19,705	0	(62)
	04/2024	CNH	92,247		12,831	121	0
	04/2024		$21,063	BRL	103,594	0	(408)
	04/2024		2,590	CAD	3,517	7	0
	05/2024		3,430	BRL	17,159	0	(19)
	05/2024		4,995	CAD	6,785	17	0
	06/2024	KRW	1,221,387		$933	24	0
	06/2024	PEN	4,738		1,273	1	0
	06/2024		$739	IDR	11,678,989	0	(5)
	06/2024		249	KRW	330,459	0	(3)

DUB	04/2024	BRL	235,336		$47,018	148	(52)
	04/2024	EUR	36,917		40,126	298	0
	04/2024	IDR	34,825,357		2,194	2	0
	04/2024		$47,160	BRL	235,336	0	(237)
	05/2024		23,303		117,498	55	(3)
	06/2024	KRW	10,177,841		$7,819	246	0
	06/2024	TWD	106,356		3,462	126	0
	07/2024		$22,510	BRL	113,173	0	(140)

GLM	04/2024	BRL	57,343		$11,428	2	(8)
	04/2024		$11,478	BRL	57,343	5	(49)
	04/2024		2,519	TRY	83,195	17	(11)
	05/2024	TRY	41,165		$1,224	3	0
	05/2024		$2,035	TRY	70,362	36	0
	06/2024	IDR	25,141,732		$1,594	14	0
	06/2024	INR	213,732		2,568	11	0
	06/2024		$7,508	MXN	126,476	12	(6)
	07/2024	BRL	26,100		$5,177	22	(5)
	09/2024		$914	TRY	36,519	24	0
	10/2024	BRL	20,000		$3,935	16	0

IND	06/2024		$1,104	KRW	1,466,819	0	(12)

JPM	04/2024	BRL	40,109		$8,028	31	0
	04/2024	CAD	133,888		99,227	382	0
	04/2024	KRW	1,451,289		1,081	4	0
	04/2024		$8,211	BRL	40,109	0	(214)
	05/2024		34,039		168,040	0	(638)
	05/2024		2,922	TRY	100,987	6	0
	06/2024	IDR	25,866,931		$1,640	14	0
	06/2024	KRW	9,798,363		7,561	270	0
	06/2024	MXN	1,604		94	0	(1)
	06/2024	TWD	1,170,651		38,065	1,350	0
	06/2024		$17,501	IDR	276,477,360	0	(120)
	06/2024		25	ILS	90	0	0
	06/2024		4,187	INR	347,635	0	(28)
	07/2024	BRL	3,332		$662	4	0

MBC	04/2024		2,201		441	2	0
	04/2024	CNH	109,271		15,210	157	0
	04/2024	IDR	4,191,744		263	0	(1)
	04/2024	JPY	157,800		1,052	10	0
	04/2024		$441	BRL	2,201	0	(2)
	04/2024		120,906	CAD	163,967	145	0
	04/2024		7,501	CNH	54,386	0	(9)
	04/2024		7,888	JPY	1,182,069	0	(79)

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2024		$115	THB	4,100	$0	$(3)
	05/2024	CAD	163,897		$120,906	0	(146)
	06/2024		$8,080	IDR	127,760,075	0	(48)
	06/2024		3,608	INR	302,007	6	0

MYI	04/2024	BRL	11,000		$2,203	9	0
	04/2024	CNH	50,726		7,088	101	0
	04/2024	JPY	1,102,951		7,294	8	0
	04/2024	SGD	24,904		18,724	266	0
	04/2024		$2,214	BRL	11,000	0	(20)
	04/2024		39,952	EUR	36,917	0	(124)
	05/2024	EUR	36,917		$40,000	126	0
	05/2024		$10,018	JPY	1,507,533	0	(14)
	06/2024	KRW	5,955,086		$4,579	147	0
	06/2024		$3,664	IDR	57,434,031	0	(54)
	06/2024		10,245	INR	850,787	0	(67)
	10/2024	BRL	11,000		$2,175	20	0

RBC	04/2024		$41	MXN	719	3	0
	06/2024		2,762		46,670	10	0

RYL	06/2024		7,501	TWD	238,322	0	(26)

SCX	04/2024	CNH	221,023		$30,752	303	0
	06/2024	KRW	11,131,902		8,522	238	0
	06/2024		$16,275	IDR	257,143,701	0	(110)
	06/2024		78,453	INR	6,540,635	10	(213)

SSB	04/2024		1,020	CLP	988,469	0	(12)
	04/2024		1	ZAR	25	0	0
	05/2024		71,176	MXN	1,209,394	1,094	0
	06/2024	IDR	47,595,270		$3,000	8	0
	06/2024	INR	626,550		7,501	5	0

TOR	04/2024		$10,479	JPY	1,566,195	0	(133)

UAG	04/2024	BRL	7,352		$1,479	13	0
	04/2024		$1,472	BRL	7,352	0	(6)
	04/2024	ZAR	16,599		$886	11	0

Total Forward Foreign Currency Contracts						$9,172	$(3,759)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Chile Government International Bond	1.000%	Quarterly	12/20/2025	0.179%	$	6,000	$142	$(59)	$83	$0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600		400	(18)	12	0	(6)

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		2,800	(134)	135	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202		700	(62)	57	0	(5)
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	0.723		3,000	(31)	64	33	0

BRC	Chile Government International Bond	1.000	Quarterly	06/20/2024	0.089		5,000	16	(4)	12	0
	Chile Government International Bond	1.000	Quarterly	12/20/2025	0.179		5,700	136	(57)	79	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	0.871		2,110	(100)	107	7	0

CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2026	0.871		2,300	(116)	124	8	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2024	1.165		3,000	(93)	93	0	0

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202		3,500	(312)	289	0	(23)

JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	0.842		1,200	(27)	29	2	0

MYC	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202		4,500	(401)	372	0	(29)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600		12,700	(561)	371	0	(190)

Total Swap Agreements								$(1,561)	$1,533	$225	$(253)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	63

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$275	$0	$83	$358	$(4)	$0	$(6)	$(10)	$348	$(350)	$(2)
BPS	2,424	0	34	2,458	(258)	0	(5)	(263)	2,195	(2,230)	(35)
BRC	429	0	98	527	(409)	0	0	(409)	118	0	118
CBK	254	0	8	262	(497)	0	0	(497)	(235)	309	74
DUB	875	0	0	875	(432)	0	0	(432)	443	(490)	(47)
GLM	162	0	0	162	(79)	0	0	(79)	83	0	83
GST	0	0	0	0	0	0	(23)	(23)	(23)	14	(9)
IND	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
JPM	2,061	0	2	2,063	(1,001)	0	0	(1,001)	1,062	(1,550)	(488)
MBC	320	0	0	320	(288)	0	0	(288)	32	0	32
MYC	0	0	0	0	0	0	(219)	(219)	(219)	346	127
MYI	677	0	0	677	(279)	0	0	(279)	398	(348)	50
RBC	13	0	0	13	0	0	0	0	13	0	13
RYL	0	0	0	0	(26)	0	0	(26)	(26)	0	(26)
SCX	551	0	0	551	(323)	0	0	(323)	228	0	228
SSB	1,107	0	0	1,107	(12)	0	0	(12)	1,095	(1,320)	(225)
TOR	0	0	0	0	(133)	0	0	(133)	(133)	0	(133)
UAG	24	0	0	24	(6)	0	0	(6)	18	0	18

Total Over the Counter	$9,172	$0	$225	$9,397	$(3,759)	$0	$(253)	$(4,012)

(j)

Securities with an aggregate market value of $669 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$19	$20

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,172	$0	$9,172
Swap Agreements	0	225	0	0	0	225

	$0	$225	$0	$9,172	$0	$9,397

	$0	$226	$0	$9,172	$19	$9,417

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	15	15

	$0	$0	$0	$0	$18	$18

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,759	$0	$3,759
Swap Agreements	0	253	0	0	0	253

	$0	$253	$0	$3,759	$0	$4,012

	$0	$253	$0	$3,759	$18	$4,030

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(350)	$(350)
Swap Agreements	0	82	0	0	(5,396)	(5,314)

	$0	$82	$0	$0	$(5,746)	$(5,664)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,669	$0	$2,669
Swap Agreements	0	2,272	0	0	0	2,272

	$0	$2,272	$0	$2,669	$0	$4,941

	$0	$2,354	$0	$2,669	$(5,746)	$(723)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$70	$70
Swap Agreements	0	0	0	0	7,723	7,723

	$0	$0	$0	$0	$7,793	$7,793

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,929	$0	$6,929
Swap Agreements	0	(247)	0	0	0	(247)

	$0	$(247)	$0	$6,929	$0	$6,682

	$0	$(247)	$0	$6,929	$7,793	$14,475

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$3	$0	$3
Brazil
Corporate Bonds & Notes	0	10,931	0	10,931
Sovereign Issues	0	24,135	0	24,135
Cayman Islands
Corporate Bonds & Notes	0	2,274	0	2,274
Chile
Corporate Bonds & Notes	0	3,587	0	3,587
Sovereign Issues	0	15,074	0	15,074
Colombia
Corporate Bonds & Notes	0	3,278	0	3,278
Sovereign Issues	0	18,832	0	18,832
Dominican Republic
Sovereign Issues	0	4,840	0	4,840
India
Corporate Bonds & Notes	0	1,810	0	1,810

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Indonesia
Corporate Bonds & Notes	$0	$2,165	$0	$2,165
Sovereign Issues	0	11,872	0	11,872
Israel
Sovereign Issues	0	7,348	0	7,348
Ivory Coast
Sovereign Issues	0	4,313	0	4,313
Luxembourg
Common Stocks	0	0	4,161	4,161
Corporate Bonds & Notes	0	9,217	0	9,217
Malaysia
Corporate Bonds & Notes	0	3,372	0	3,372
Mauritius
Corporate Bonds & Notes	0	4,920	0	4,920
Mexico
Corporate Bonds & Notes	0	7,545	0	7,545
Sovereign Issues	0	28,780	0	28,780

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	65

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)	March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Paraguay
Sovereign Issues	$0	$965	$0	$965
Peru
Sovereign Issues	0	4,498	0	4,498
Qatar
Corporate Bonds & Notes	0	588	0	588
Sovereign Issues	0	17,063	0	17,063
Romania
Sovereign Issues	0	11,317	0	11,317
Saudi Arabia
Sovereign Issues	0	26,042	0	26,042
Serbia
Sovereign Issues	0	16,859	0	16,859
South Africa
Sovereign Issues	0	44,435	0	44,435
Turkey
Sovereign Issues	0	5,026	0	5,026
United Arab Emirates
Sovereign Issues	0	9,551	0	9,551
United States
Asset-Backed Securities	0	126	0	126
Corporate Bonds & Notes	0	3,506	0	3,506
Non-Agency Mortgage-Backed Securities	0	273	2	275
Short-Term Instruments
Repurchase Agreements	0	27,909	0	27,909
U.S. Treasury Bills	0	2,538	0	2,538

	$0	$334,992	$4,163	$339,155

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$116,820	$0	$0	$116,820

Total Investments	$116,820	$334,992	$4,163	$455,975

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	20	0	20
Over the counter	0	9,397	0	9,397

	$0	$9,417	$0	$9,417

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(16)	0	(18)
Over the counter	0	(4,012)	0	(4,012)

	$(2)	$(4,028)	$0	$(4,030)

Total Financial Derivative Instruments	$(2)	$5,389	$0	$5,387

Totals	$116,818	$340,381	$4,163	$461,362

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 6.3%

Amsurg
10.123% (TSFR03M + 4.750%) due 11/03/2028 «~		$1,056	$1,056
14.248% due 07/20/2026 «~		4,762	4,762

Caesars Entertainment Corp.
8.040% (TSFR03M + 2.750%) due 02/06/2031 ~		400	401

Cengage Learning, Inc.
TBD% due 03/22/2031		300	300

Chromalloy Corp.
TBD% due 03/27/2031		100	100

Cotiviti, Inc.
TBD% due 02/21/2031		250	250

CQP Holdco LP
8.302% (TSFR03M + 3.000%) due 12/31/2030 ~		1,000	1,004

Curo Group Holdings Corp. (6.000% Cash and 12.000% PIK)
18.000% due 08/02/2027 (b)		19	16

Kohler Energy LLC
TBD% due 01/30/2031		175	175

Lifepoint Health, Inc.
11.087% due 11/16/2028		200	201

Medline Borrower LP
8.441% (TSFR1M + 3.000%) due 10/23/2028 ~		535	536

MPH Acquisition Holdings LLC
9.855% due 09/01/2028		110	107

PUG LLC
10.075% (TSFR03M + 4.750%) due 03/15/2030 ~		200	200

United Airlines, Inc.
8.076% (TSFR03M + 2.750%) due 02/15/2031 ~		200	201

Verscend Holding Corp.
TBD% due 02/21/2031		175	176

Worldpay LLC
8.309% (TSFR1M + 3.000%) due 01/31/2031 ~		200	201

Total Loan Participations and Assignments (Cost $9,525)			9,686

CORPORATE BONDS & NOTES 72.2%

BANKING & FINANCE 12.2%

Alliant Holdings Intermediate LLC
7.000% due 01/15/2031		500	505

AmWINS Group, Inc.
6.375% due 02/15/2029		325	327

Armor Holdco, Inc.
8.500% due 11/15/2029		1,000	945

Banca Monte dei Paschi di Siena SpA
8.500% due 09/10/2030 •	EUR	400	445

BGC Group, Inc.
8.000% due 05/25/2028		$100	106

BNP Paribas SA
8.500% due 08/14/2028 •(e)(f)		200	210

BOOST NEWCO BORROWER LLC
7.500% due 01/15/2031		300	314

Brandywine Operating Partnership LP
4.550% due 10/01/2029		1,000	870

Burford Capital Global Finance LLC
6.250% due 04/15/2028		750	731
9.250% due 07/01/2031		500	530

Cantor Fitzgerald LP
7.200% due 12/12/2028		100	104

Credit Acceptance Corp.
9.250% due 12/15/2028		125	135

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Encore Capital Group, Inc.
9.250% due 04/01/2029	$100	$103

Freedom Mortgage Corp.
6.625% due 01/15/2027	800	777

GGAM Finance Ltd.
6.875% due 04/15/2029 (a)	225	226

Greystar Real Estate Partners LLC
7.750% due 09/01/2030	100	104

HAT Holdings LLC
8.000% due 06/15/2027	1,375	1,435

HUB International Ltd.
7.250% due 06/15/2030	325	334

Hudson Pacific Properties LP
5.950% due 02/15/2028	300	278

Icahn Enterprises LP
6.250% due 05/15/2026	300	290

Intesa Sanpaolo SpA
4.198% due 06/01/2032 •	400	335

Jane Street Group
4.500% due 11/15/2029	1,350	1,250

Jefferson Capital Holdings LLC
9.500% due 02/15/2029	100	102

Ladder Capital Finance Holdings LLLP
4.750% due 06/15/2029	75	68

Macquarie Airfinance Holdings Ltd.
6.400% due 03/26/2029	75	76
6.500% due 03/26/2031	150	153

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030	400	363

Navient Corp.
5.000% due 03/15/2027	200	192
6.750% due 06/15/2026	200	202

Newmark Group, Inc.
7.500% due 01/12/2029	700	721

OneMain Finance Corp.
9.000% due 01/15/2029	1,425	1,513

Panther Escrow Issuer LLC
7.125% due 06/01/2031 (a)	500	509

PennyMac Financial Services, Inc.
5.750% due 09/15/2031	500	464
7.875% due 12/15/2029	100	103

Provident Funding Associates LP
6.375% due 06/15/2025	2,653	2,547

RHP Hotel Properties LP
6.500% due 04/01/2032	500	502

Starwood Property Trust, Inc.
3.625% due 07/15/2026	150	141
7.250% due 04/01/2029	50	50

UBS Group AG
9.250% due 11/13/2028 •(e)(f)	100	109

USI, Inc.
7.500% due 01/15/2032	226	227

Vornado Realty LP
2.150% due 06/01/2026	400	364
3.400% due 06/01/2031	100	79

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(c)	168	29

		18,868

INDUSTRIALS 54.9%

AAR Escrow Issuer LLC
6.750% due 03/15/2029	100	101

Acushnet Co.
7.375% due 10/15/2028	25	26

ADT Security Corp.
4.125% due 08/01/2029	400	367

Albertsons Cos., Inc.
4.625% due 01/15/2027	375	363
4.875% due 02/15/2030	475	452
5.875% due 02/15/2028	125	124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Albion Financing SARL
8.750% due 04/15/2027		$200	$200

Alcoa Nederland Holding BV
4.125% due 03/31/2029		200	184
7.125% due 03/15/2031		100	102

Allegiant Travel Co.
7.250% due 08/15/2027		200	199

Altice Financing SA
5.000% due 01/15/2028		175	144
5.750% due 08/15/2029		250	201

Altice France SA
5.500% due 10/15/2029		2,700	1,835

AMC Networks, Inc.
10.250% due 01/15/2029 (a)		200	202

Amer Sports Co.
6.750% due 02/16/2031		125	125

American Airlines Pass-Through Trust
3.375% due 11/01/2028		58	54

American Airlines, Inc.
5.500% due 04/20/2026		375	373
5.750% due 04/20/2029		1,300	1,279

ams-OSRAM AG
12.250% due 03/30/2029		500	503

Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029		400	408

Axalta Coating Systems Dutch Holding B BV
7.250% due 02/15/2031		700	729

B.C. Unlimited Liability Co.
3.500% due 02/15/2029		1,125	1,028
4.000% due 10/15/2030		1,050	936

Bausch & Lomb Escrow Corp.
8.375% due 10/01/2028		500	518

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		1,225	1,197

Bombardier, Inc.
7.125% due 06/15/2026		133	135
7.250% due 07/01/2031 (a)		800	803
8.750% due 11/15/2030		300	321

Builders FirstSource, Inc.
6.375% due 03/01/2034		325	327

Cable One, Inc.
4.000% due 11/15/2030		600	469

Caesars Entertainment, Inc.
6.500% due 02/15/2032		300	303

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028		950	860

Carnival Corp.
7.000% due 08/15/2029		2,500	2,609

CCO Holdings LLC
4.250% due 01/15/2034		850	642
4.750% due 02/01/2032		500	409
5.000% due 02/01/2028		1,700	1,584
5.125% due 05/01/2027		500	477

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025		1,000	992

Champions Financing, Inc.
8.750% due 02/15/2029		100	105

Cheplapharm Arzneimittel GmbH
3.500% due 02/11/2027	EUR	1,000	1,046

Chobani LLC
4.625% due 11/15/2028		$1,000	934

Cinemark USA, Inc.
5.250% due 07/15/2028		25	24
5.875% due 03/15/2026		325	321

Civitas Resources, Inc.
8.750% due 07/01/2031		600	643

Cloud Software Group, Inc.
6.500% due 03/31/2029		625	594

CNX Midstream Partners LP
4.750% due 04/15/2030		200	178

CNX Resources Corp.
7.250% due 03/01/2032		75	76

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	67

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Community Health Systems, Inc.
5.250% due 05/15/2030		$700	$571
6.000% due 01/15/2029		300	262

Comstock Resources, Inc.
5.875% due 01/15/2030		100	91
6.750% due 03/01/2029		100	95

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (b)		2,634	2,112

CSC Holdings LLC
11.750% due 01/31/2029		500	501

DISH Network Corp.
11.750% due 11/15/2027		1,100	1,124

Dufry One BV
2.000% due 02/15/2027	EUR	500	508

Embecta Corp.
5.000% due 02/15/2030		$500	409

EnLink Midstream LLC
6.500% due 09/01/2030		700	721

EQM Midstream Partners LP
4.500% due 01/15/2029		100	94
4.750% due 01/15/2031		100	93
6.375% due 04/01/2029		1,050	1,058

ESAB Corp.
6.250% due 04/15/2029 (a)		100	101

Fertitta Entertainment LLC
6.750% due 01/15/2030		225	202

Fiesta Purchaser, Inc.
7.875% due 03/01/2031		175	181

First Student Bidco, Inc.
4.000% due 07/31/2029		1,000	887

Frontier Communications Holdings LLC
5.000% due 05/01/2028		400	372

Gap, Inc.
3.625% due 10/01/2029		1,050	921
3.875% due 10/01/2031		25	21

Garda World Security Corp.
6.000% due 06/01/2029		1,100	986

GFL Environmental, Inc.
3.500% due 09/01/2028		450	413
6.750% due 01/15/2031		275	282

GN Bondco LLC
9.500% due 10/15/2031		525	525

goeasy Ltd.
9.250% due 12/01/2028		500	534

Gray Television, Inc.
7.000% due 05/15/2027		200	186

GYP Holdings Corp.
4.625% due 05/01/2029		100	93

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026		200	188

Hertz Corp.
4.625% due 12/01/2026		200	182

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		800	690

Hologic, Inc.
3.250% due 02/15/2029		100	90

Husky Injection Molding Systems Ltd.
9.000% due 02/15/2029		50	52

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)		300	292

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		1,000	1,006

Imola Merger Corp.
4.750% due 05/15/2029		625	587

Ingevity Corp.
3.875% due 11/01/2028		100	90

Jazz Securities DAC
4.375% due 01/15/2029		200	186

Kaiser Aluminum Corp.
4.500% due 06/01/2031		100	89

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 03/01/2028	$100	$94

Kinetik Holdings LP
6.625% due 12/15/2028	300	305

Kodiak Gas Services LLC
7.250% due 02/15/2029	100	102

LABL, Inc.
5.875% due 11/01/2028	500	461
6.750% due 07/15/2026	500	494

Las Vegas Sands Corp.
3.900% due 08/08/2029	1,400	1,275

Legacy LifePoint Health LLC
4.375% due 02/15/2027	25	24

Level 3 Financing, Inc.
11.000% due 11/15/2029	415	432

Life Time, Inc.
5.750% due 01/15/2026	100	99

LifePoint Health, Inc.
11.000% due 10/15/2030	600	642

Light & Wonder International, Inc.
7.500% due 09/01/2031	100	104

Live Nation Entertainment, Inc.
3.750% due 01/15/2028	100	93

Madison IAQ LLC
4.125% due 06/30/2028	500	463

Match Group Holdings LLC
5.000% due 12/15/2027	100	96

Medline Borrower LP
3.875% due 04/01/2029	800	729
6.250% due 04/01/2029	150	151

MGM Resorts International
6.500% due 04/15/2032 (a)	500	499

Michaels Cos., Inc.
5.250% due 05/01/2028	125	107

Miter Brands Acquisition Holdco, Inc.
6.750% due 04/01/2032	100	100

Molina Healthcare, Inc.
4.375% due 06/15/2028	100	94

Moog, Inc.
4.250% due 12/15/2027	100	94

Motion Bondco DAC
6.625% due 11/15/2027	200	193

Murphy Oil USA, Inc.
3.750% due 02/15/2031	100	87

Neptune Bidco U.S., Inc.
9.290% due 04/15/2029	400	379

New Fortress Energy, Inc.
6.500% due 09/30/2026	150	144
6.750% due 09/15/2025	65	65
8.750% due 03/15/2029	200	199

Newfold Digital Holdings Group, Inc.
11.750% due 10/15/2028	525	569

NextEra Energy Operating Partners LP
3.875% due 10/15/2026	50	47
4.500% due 09/15/2027	300	281
7.250% due 01/15/2029	400	410

Novelis Corp.
3.250% due 11/15/2026	100	93

Olympus Water U.S. Holding Corp.
4.250% due 10/01/2028	1,075	976

Organon & Co.
5.125% due 04/30/2031	825	734

Parkland Corp.
4.500% due 10/01/2029	200	185
4.625% due 05/01/2030	200	185

Permian Resources Operating LLC
5.375% due 01/15/2026	25	25
7.000% due 01/15/2032	600	623
8.000% due 04/15/2027	100	103

Perrigo Finance Unlimited Co.
4.900% due 12/15/2044	700	561

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^	1,250	119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/12/2037 ^		$1,250	$119

PetSmart, Inc.
4.750% due 02/15/2028		1,000	937
7.750% due 02/15/2029		1,400	1,364

Post Holdings, Inc.
5.625% due 01/15/2028		1,000	983

Prime Security Services Borrower LLC
3.375% due 08/31/2027		350	322

PTC, Inc.
4.000% due 02/15/2028		200	187

Raising Cane’s Restaurants LLC
9.375% due 05/01/2029		100	108

Rakuten Group, Inc.
11.250% due 02/15/2027		200	212

Rand Parent LLC
8.500% due 02/15/2030		1,000	992

Resorts World Las Vegas LLC
8.450% due 07/27/2030		225	243

Rolls-Royce PLC
5.750% due 10/15/2027		100	100

Royal Caribbean Cruises Ltd.
5.500% due 08/31/2026		1,200	1,190

Sabre Global, Inc.
8.625% due 06/01/2027		371	326
11.250% due 12/15/2027		320	300

Seadrill Finance Ltd.
8.375% due 08/01/2030		300	315

Sealed Air Corp.
7.250% due 02/15/2031		400	416

Simmons Foods, Inc.
4.625% due 03/01/2029		1,000	885

Sirius XM Radio, Inc.
3.875% due 09/01/2031		400	334
4.000% due 07/15/2028		1,000	916
4.125% due 07/01/2030		300	262

Spirit AeroSystems, Inc.
9.375% due 11/30/2029		100	109
9.750% due 11/15/2030		800	896

Spirit Loyalty Cayman Ltd.
8.000% due 09/20/2025		1,000	760

Standard Industries, Inc.
4.375% due 07/15/2030		1,000	899

Station Casinos LLC
6.625% due 03/15/2032		550	556

Sunoco LP
4.500% due 05/15/2029		100	93

Surgery Center Holdings, Inc.
7.250% due 04/15/2032 (a)		200	202

TK Elevator Holdco GmbH
6.625% due 07/15/2028	EUR	180	189

TopBuild Corp.
4.125% due 02/15/2032		$100	89

TransDigm, Inc.
4.625% due 01/15/2029		500	465
6.375% due 03/01/2029		100	100
6.625% due 03/01/2032		200	202
6.750% due 08/15/2028		400	406
6.875% due 12/15/2030		500	510

Triton Water Holdings, Inc.
6.250% due 04/01/2029		100	91

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026		300	289

U.S. Foods, Inc.
7.250% due 01/15/2032		600	625

UKG, Inc.
6.875% due 02/01/2031		500	510

United Rentals North America, Inc.
4.875% due 01/15/2028		800	779

Univision Communications, Inc.
6.625% due 06/01/2027		600	587
8.000% due 08/15/2028		550	561

68	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Valaris Ltd.
8.375% due 04/30/2030		$600	$619

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029		800	721
3.875% due 11/01/2033		800	680
4.125% due 08/15/2031		900	801

Venture Global LNG, Inc.
9.875% due 02/01/2032		1,000	1,078

Vertiv Group Corp.
4.125% due 11/15/2028		150	140

Victoria’s Secret & Co.
4.625% due 07/15/2029		575	472

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		1,000	974

Viper Energy Partners LP
5.375% due 11/01/2027		200	196

Virgin Media Secured Finance PLC
4.500% due 08/15/2030		1,425	1,230

Vital Energy, Inc.
7.875% due 04/15/2032		175	178
9.750% due 10/15/2030		125	137

Vmed O2 U.K. Financing PLC
4.750% due 07/15/2031		1,000	863

Wand NewCo 3, Inc.
7.625% due 01/30/2032		300	310

WMG Acquisition Corp.
3.000% due 02/15/2031		750	638

Wynn Resorts Finance LLC
7.125% due 02/15/2031		750	777

Yum! Brands, Inc.
4.625% due 01/31/2032		800	739

Ziggo BV
4.875% due 01/15/2030		100	90

ZipRecruiter, Inc.
5.000% due 01/15/2030		100	88

			84,893

UTILITIES 5.1%

Antero Midstream Partners LP
5.750% due 03/01/2027		400	395

Blue Racer Midstream LLC
7.625% due 12/15/2025		300	302

Calpine Corp.
3.750% due 03/01/2031		400	351
4.625% due 02/01/2029		400	371
5.000% due 02/01/2031		700	643

Electricite de France SA
9.125% due 03/15/2033 •(e)		1,000	1,104

EP Infrastructure AS
1.698% due 07/30/2026	EUR	500	497

FORESEA Holding SA
7.500% due 06/15/2030		$234	220

Genesis Energy LP
8.250% due 01/15/2029		225	231

Hilcorp Energy LP
5.750% due 02/01/2029		175	171
6.000% due 04/15/2030		400	392
6.250% due 11/01/2028		100	100
8.375% due 11/01/2033		50	54

NSG Holdings LLC
7.750% due 12/15/2025		93	92

PBF Holding Co. LLC
6.000% due 02/15/2028		100	98
7.875% due 09/15/2030		200	208

Tallgrass Energy Partners LP
7.375% due 02/15/2029		1,100	1,107

Telecom Italia SpA
7.875% due 07/31/2028	EUR	800	949

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vistra Operations Co. LLC
7.750% due 10/15/2031	$500	$524

		7,809

Total Corporate Bonds & Notes (Cost $112,494)		111,570

MUNICIPAL BONDS & NOTES 0.1%

FLORIDA 0.1%

Sunrise, Florida Special Assessment Notes, Series 2015
4.800% due 05/01/2025	255	253

Total Municipal Bonds & Notes (Cost $254)		253

	SHARES
COMMON STOCKS 6.7%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (d)	163,228	269

iHeartMedia, Inc. ‘B’ «(d)	30,332	57

		326

CONSUMER DISCRETIONARY 0.5%

Caesars Entertainment, Inc. (d)	19,463	851

		851

ENERGY 0.7%

California Resources Corp.	14,960	824

Constellation Oil ‘B’ «(d)(g)	2,866,681	311

		1,135

FINANCIALS 0.7%

Hipotecaria Su Casita SA de CV «(d)	78,886	0

Intelsat Emergence SA «(g)	26,145	717

Mr Cooper Group, Inc. (d)	4,374	341

		1,058

HEALTH CARE 3.2%

Amsurg Equity «(d)(g)	78,042	3,860

NVHL SA ‘A’ «(d)(g)	197,572	106

NVHL SA ‘B’ «(d)(g)	197,572	106

NVHL SA ‘C’ «(d)(g)	197,572	106

NVHL SA ‘D’ «(d)(g)	197,572	106

NVHL SA ‘E’ «(d)(g)	197,572	107

NVHL SA ‘F’ «(d)(g)	197,572	107

NVHL SA ‘G’ «(d)(g)	197,572	107

NVHL SA ‘H’ «(d)(g)	197,572	107

NVHL SA ‘I’ «(d)(g)	197,572	107

NVHL SA ‘J’ «(d)(g)	197,572	107

		4,926

INDUSTRIALS 1.1%

Forsea Holding SA «(d)	22,653	547

Neiman Marcus Group Ltd. LLC «(d)(g)	7,513	1,099

Voyager Aviation Holdings LLC «(d)	136	0

		1,646

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.3%

Sunac Services Holdings Ltd.	1,818,082	$432

Total Common Stocks (Cost $15,215)		10,374

WARRANTS 0.0%

ENERGY 0.0%

Constellation Oil ‘D’ - Exp. 06/10/2071 «(g)	3	0

Total Warrants (Cost $0)		0

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

First Citizens BancShares, Inc.
9.563% (TSFR3M + 4.234%) due 01/04/2027 ~(e)	350,000	357

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «	814	0

Total Preferred Securities (Cost $617)		357

SHORT-TERM INSTRUMENTS 2.5%

REPURCHASE AGREEMENTS (h) 2.5%
		3,845

Total Short-Term Instruments (Cost $3,845)		3,845

Total Investments in Securities (Cost $141,950)		136,085

INVESTMENTS IN AFFILIATES 11.0%

COMMON STOCKS 0.1%

AFFILIATED INVESTMENTS 0.1%

Xfit Brands, Inc. «(d)	68,040,639	120

Total Common Stocks (Cost $4,074)		120

SHORT-TERM INSTRUMENTS 10.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.9%

PIMCO Short-Term Floating NAV Portfolio III	1,727,682	16,805

Total Short-Term Instruments (Cost $16,807)		16,805

Total Investments in Affiliates (Cost $20,881)		16,925

Total Investments 99.0% (Cost $162,831)		$153,010

Financial Derivative Instruments (i)(j) 0.0% (Cost or Premiums, net $498)		28

Other Assets and Liabilities, net 1.0%		1,486

Net Assets 100.0%		$154,524

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	69

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$3,261	$3,860	2.50%
Constellation Oil ‘B’	06/10/2022	311	311	0.20
Constellation Oil ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00
Intelsat Emergence SA	09/05/2018	2,449	717	0.46
NVHL SA ‘A’	03/09/2012 - 05/01/2013	0	106	0.07
NVHL SA ‘B’	03/09/2012 - 05/01/2013	0	106	0.07
NVHL SA ‘C’	03/09/2012 - 05/01/2013	0	106	0.07
NVHL SA ‘D’	03/09/2012 - 05/01/2013	0	106	0.07
NVHL SA ‘E’	03/09/2012 - 05/01/2013	0	107	0.07
NVHL SA ‘F’	03/09/2012 - 05/01/2013	0	107	0.07
NVHL SA ‘G’	03/09/2012 - 05/01/2013	0	107	0.07
NVHL SA ‘H’	03/09/2012 - 05/01/2013	0	107	0.07
NVHL SA ‘I’	03/09/2012 - 05/01/2013	0	107	0.07
NVHL SA ‘J’	03/09/2012 - 05/01/2013	0	107	0.07
Neiman Marcus Group Ltd. LLC	09/25/2020	242	1,099	0.70

		$6,263	$7,053	4.56%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$645	U.S. Treasury Notes 5.000% due 09/30/2025	$(658)	$645	$645
SAL	5.400	03/28/2024	04/01/2024	3,200	U.S. Treasury Notes 0.875% due 06/30/2026	(3,270)	3,200	3,202

Total Repurchase Agreements						$(3,928)	$3,845	$3,847

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$645	$0	$0	$645	$(658)	$(13)
SAL	3,202	0	0	3,202	(3,270)	(68)

Total Borrowings and Other Financing Transactions	$3,847	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

70	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(21) at a weighted average interest rate of 5.350%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	66	$13,496	$(15)	$0	$(13)
U.S. Treasury 5-Year Note June Futures	06/2024	85	9,096	11	0	(10)
U.S. Treasury 10-Year Note June Futures	06/2024	44	4,875	29	0	(4)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	17	1,948	19	0	0

Total Futures Contracts				$44	$0	$(27)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2028	2.001%	EUR	100	$0	$13	$13	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-41 5-Year Index	5.000%	Quarterly	12/20/2028	$6,039	$349	$105	$454	$2	$0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029	2,100	149	6	155	1	0

					$498	$111	$609	$3	$0

Total Swap Agreements					$498	$124	$622	$3	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$3	$3	$0	$(27)	$0	$(27)

Cash of $1,114 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	71

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2024	EUR	162		$176	$1	$0

DUB	04/2024		6,862		7,458	55	0

JPM	04/2024		$628	EUR	578	0	(4)

MYI	04/2024		6,976		6,446	0	(22)
	05/2024	EUR	6,446		$6,984	22	0

Total Forward Foreign Currency Contracts						$78	$(26)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1
DUB	55	0	0	55	0	0	0	0	55	0	55
JPM	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
MYI	22	0	0	22	(22)	0	0	(22)	0	0	0

Total Over the Counter	$78	$0	$0	$78	$(26)	$0	$0	$(26)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$3	$0	$0	$0	$3

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$78	$0	$78

	$0	$3	$0	$78	$0	$81

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$27	$27

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26	$0	$26

	$0	$0	$0	$26	$27	$53

72	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,202	$1,202
Swap Agreements	0	(1,700)	0	0	(10,860)	(12,560)

	$0	$(1,700)	$0	$0	$(9,658)	$(11,358)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(411)	$0	$(411)

	$0	$(1,700)	$0	$(411)	$(9,658)	$(11,769)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$480	$480
Swap Agreements	0	783	0	0	7,712	8,495

	$0	$783	$0	$0	$8,192	$8,975

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$583	$0	$583

	$0	$783	$0	$583	$8,192	$9,558

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,868	$5,818	$9,686
Corporate Bonds & Notes
Banking & Finance	0	18,839	29	18,868
Industrials	0	84,893	0	84,893
Utilities	0	7,809	0	7,809
Municipal Bonds & Notes
Florida	0	253	0	253
Common Stocks
Communication Services	269	0	57	326
Consumer Discretionary	851	0	0	851
Energy	824	0	311	1,135
Financials	341	0	717	1,058
Health Care	0	0	4,926	4,926
Industrials	0	0	1,646	1,646
Real Estate	432	0	0	432
Preferred Securities
Banking & Finance	0	357	0	357
Short-Term Instruments
Repurchase Agreements	0	3,845	0	3,845

	$2,717	$119,864	$13,504	$136,085

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	$0	$0	$120	$120

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$16,805	$0	$0	$16,805

	$16,805	$0	$120	$16,925

Total Investments	$19,522	$119,864	$13,624	$153,010

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3	0	3
Over the counter	0	78	0	78

	$0	$81	$0	$81

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(27)	0	(27)
Over the counter	0	(26)	0	(26)

	$0	$(53)	$0	$(53)

Total Financial Derivative Instruments	$0	$28	$0	$28

Totals	$19,522	$119,892	$13,624	$153,038

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	73

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)	March 31, 2024

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2024:

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$5,678	$0	$21	$0	$119	$0	$0	$5,818	$119
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	29	0	29	0
Industrials	1,017	0	(999)	7	0	(25)	0	0	0	0
Common Stocks
Communication Services (2)	107	0	0	0	0	(50)	0	0	57	(50)
Energy	311	0	0	0	0	0	0	0	311	0
Financials	639	0	0	0	0	78	0	0	717	78
Health Care	1,328	3,261	(6,132)	0	0	6,469	0	0	4,926	336
Industrials	1,161	453	0	0	0	32	0	0	1,646	32
Real Estate	0	0	0	0	(1,267)	1,267	0	0	0	0
Rights
Financials	17	0	(25)	0	25	(17)	0	0	0	0
Warrants
Financials	19	0	(26)	0	(428)	435	0	0	0	0
Preferred Securities
Industrials	189	0	0	0	0	(189)	0	0	0	0

	$4,788	$9,392	$(7,182)	$28	$(1,670)	$8,119	$29	$0	$13,504	$515

Investments in Affiliates, at Value
Common Stocks
Consumer Discretionary	41	0	0	0	0	79	0	0	120	79

Totals	$4,829	$9,392	$(7,182)	$28	$(1,670)	$8,198	$29	$0	$13,624	$594

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$5,818	Comparable Companies	EBITDA Multiple	X	14.000	—
Corporate Bonds & Notes
Banking & Finance	29	Expected Recovery	Recovery Rate		17.490	—
Common Stocks
Communication Services	57	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Energy	311	Comparable Companies	EBITDA Multiple	X	4.300	—
Financials	717	Comparable Companies	EBITDA Multiple	X	4.000	—
Health Care	3,860	Comparable Companies	EBITDA Multiple	X	14.000	—
	1,066	Discounted Cash Flow	Discount Rate		20.000	—
Industrials	1,099	Comparable Companies/Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate	X/X/%	0.560/7.180/10.000	—
	547	Indicative Market Quotation	Broker Quote	$	24.125	—
Investments in Securities, at Value
Common Stocks
Consumer Discretionary	120	Reference Instrument/Discounted Cash Flow	Stock Price w/Liquidity Discount/Discount Rate		0.000/15.000	—

Total	$13,624

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Consumer Discretionary to Communication Services since prior fiscal year end.

74	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Avolon TLB Borrower 1 U.S. LLC
7.329% (TSFR1M + 2.000%) due 06/22/2028 ~	$1,564	$1,566

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~	6,180	5,486

Charter Communications Operating LLC
7.302% - 7.329% (TSFR03M + 2.000%) due 12/07/2030 ~	7,000	6,938

DirecTV Financing LLC
10.695% (TSFR1M + 5.250%) due 08/02/2029 ~	1,700	1,701

Total Loan Participations and Assignments (Cost $16,382)		15,691

CORPORATE BONDS & NOTES 84.1%

BANKING & FINANCE 44.4%

ABN AMRO Bank NV
6.575% due 10/13/2026 •	5,000	5,051

AerCap Ireland Capital DAC
1.750% due 10/29/2024	7,700	7,519
2.450% due 10/29/2026	2,050	1,904
3.000% due 10/29/2028	3,500	3,169
3.650% due 07/21/2027	300	284
4.450% due 04/03/2026	10,275	10,109

Agree LP
2.900% due 10/01/2030	3,400	2,927

AIA Group Ltd.
3.200% due 03/11/2025	540	529
3.900% due 04/06/2028	540	520

Aircastle Ltd.
2.850% due 01/26/2028	8,600	7,725
5.950% due 02/15/2029	1,000	1,001

Alexandria Real Estate Equities, Inc.
3.375% due 08/15/2031	1,600	1,427
3.450% due 04/30/2025	300	294
3.950% due 01/15/2028	300	288

Ally Financial, Inc.
6.848% due 01/03/2030 •	1,500	1,545
6.992% due 06/13/2029 •	1,700	1,764
8.000% due 11/01/2031	6,050	6,745

American Assets Trust LP
3.375% due 02/01/2031	6,900	5,631

American Express Co.
4.420% due 08/03/2033 •	455	434

American Homes 4 Rent LP
3.625% due 04/15/2032	9,000	7,917
4.250% due 02/15/2028	2,000	1,921
4.900% due 02/15/2029	400	393

American International Group, Inc.
3.875% due 01/15/2035	1,000	899

American Tower Corp.
1.300% due 09/15/2025	2,100	1,980
1.875% due 10/15/2030	100	81
2.700% due 04/15/2031	4,000	3,388
2.750% due 01/15/2027	13,800	12,929
3.950% due 03/15/2029	3,052	2,884
4.050% due 03/15/2032	15,100	13,827
5.550% due 07/15/2033	7,000	7,057
5.900% due 11/15/2033	1,200	1,243

Antares Holdings LP
2.750% due 01/15/2027	6,000	5,379
3.750% due 07/15/2027	6,100	5,575
3.950% due 07/15/2026	5,400	5,080
6.500% due 02/08/2029	2,000	1,988

Arch Capital Group Ltd.
3.635% due 06/30/2050	1,235	919

Ares Capital Corp.
2.875% due 06/15/2027	5,000	4,597

Ares Finance Co. LLC
4.125% due 06/30/2051 •	100	93

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ares Management Corp.
6.375% due 11/10/2028	$8,200	$8,601

Assured Guaranty U.S. Holdings, Inc.
6.125% due 09/15/2028	6,000	6,229

Athene Global Funding
5.583% due 01/09/2029	1,700	1,712
5.684% due 02/23/2026	1,900	1,908
6.574% (SOFRINDX + 1.210%) due 03/25/2027 ~	15,000	15,017

Aviation Capital Group LLC
3.500% due 11/01/2027	3,100	2,887
4.125% due 08/01/2025	943	919
4.875% due 10/01/2025	1,500	1,473

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	21,478	19,114
3.950% due 07/01/2024	4,500	4,474
4.250% due 04/15/2026	1,573	1,519

Banco Bilbao Vizcaya Argentaria SA
5.381% due 03/13/2029	2,000	2,019
6.033% due 03/13/2035 •	1,000	1,015
7.883% due 11/15/2034 •	1,800	1,971

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027	1,700	1,640

Banco Santander SA
5.538% due 03/14/2030 •	1,000	1,000
6.607% due 11/07/2028	18,700	19,774

Bangkok Bank PCL
3.466% due 09/23/2036 •(g)	200	169

Bank of America Corp.
1.319% due 06/19/2026 •	15,000	14,263
1.898% due 07/23/2031 •	3,200	2,628
1.922% due 10/24/2031 •	4,000	3,260
2.299% due 07/21/2032 •	1,200	982
2.456% due 10/22/2025 •	10,000	9,822
2.572% due 10/20/2032 •	200	166
3.705% due 04/24/2028 •	6,500	6,221
3.824% due 01/20/2028 •	10,000	9,634
4.571% due 04/27/2033 •	1,800	1,710
5.015% due 07/22/2033 •	900	886
5.819% due 09/15/2029 •	8,600	8,821
5.872% due 09/15/2034 •	1,700	1,764
5.933% due 09/15/2027 •	2,000	2,027
6.714% (SOFRRATE + 1.350%) due 09/15/2027 ~	2,000	2,024

Bank of Nova Scotia
5.731% (SOFRRATE + 0.380%) due 07/31/2024 ~	7,000	7,002

Barclays PLC
2.645% due 06/24/2031 •	14,600	12,335
4.375% due 01/12/2026	5,500	5,399
5.088% due 06/20/2030 •	2,800	2,699
5.200% due 05/12/2026	1,300	1,287
5.501% due 08/09/2028 •	1,670	1,666
5.690% due 03/12/2030 •	13,000	13,072
6.224% due 05/09/2034 •	10,500	10,835
6.490% due 09/13/2029 •	5,000	5,200
7.242% (SOFRRATE + 1.880%) due 09/13/2027 ~	20,000	20,340

BGC Group, Inc.
4.375% due 12/15/2025	6,200	6,032

Blackstone Holdings Finance Co. LLC
1.600% due 03/30/2031	800	626
1.625% due 08/05/2028	7,200	6,269
2.500% due 01/10/2030	1,200	1,043

Blackstone Private Credit Fund
2.350% due 11/22/2024	4,100	4,007

Blue Owl Capital Corp.
2.875% due 06/11/2028	200	177

Blue Owl Finance LLC
3.125% due 06/10/2031	100	84
4.125% due 10/07/2051	2,300	1,583

BNP Paribas SA
2.219% due 06/09/2026 •	14,400	13,851
2.871% due 04/19/2032 •	9,900	8,397
5.497% due 05/20/2030 •	23,500	23,561
5.738% due 02/20/2035 •	1,000	1,007
8.500% due 08/14/2028 •(f)(g)	3,500	3,667

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BPCE SA
4.500% due 03/15/2025	$3,700	$3,647
4.625% due 07/11/2024	3,000	2,984
5.203% due 01/18/2027	1,050	1,052

Brandywine Operating Partnership LP
3.950% due 11/15/2027	100	90

Brookfield Capital Finance LLC
6.087% due 06/14/2033	7,400	7,756

Brookfield Finance, Inc.
3.900% due 01/25/2028	2,300	2,216
5.968% due 03/04/2054	450	466

CaixaBank SA
6.037% due 06/15/2035 •	1,800	1,817

Cantor Fitzgerald LP
4.500% due 04/14/2027	700	667
7.200% due 12/12/2028	5,000	5,176

Capital One Financial Corp.
5.700% due 02/01/2030 •	1,000	1,009
6.312% due 06/08/2029 •	5,100	5,245
6.377% due 06/08/2034 •	5,000	5,196

Carlyle Finance LLC
5.650% due 09/15/2048	150	146

CBRE Services, Inc.
5.950% due 08/15/2034	1,200	1,232

CI Financial Corp.
3.200% due 12/17/2030	2,100	1,722
4.100% due 06/15/2051	1,500	938

Citibank NA
5.488% due 12/04/2026	3,400	3,437

Citigroup, Inc.
3.057% due 01/25/2033 •	5,000	4,252
3.668% due 07/24/2028 •	9	9
5.827% due 02/13/2035 •	9,100	9,013
6.270% due 11/17/2033 •	4,600	4,860

Citizens Bank NA
2.250% due 04/28/2025	1,000	962
3.750% due 02/18/2026	1,170	1,131

CK Hutchison International Ltd.
3.250% due 04/11/2024	600	600

CNA Financial Corp.
5.500% due 06/15/2033	5,600	5,679

Consumers 2023 Securitization Funding LLC
5.550% due 03/01/2028	5,000	5,016

Cooperatieve Rabobank UA
5.447% due 03/05/2030 •	10,600	10,651

Corporate Office Properties LP
2.250% due 03/15/2026	5,600	5,270

Credit Suisse AG
3.625% due 09/09/2024	2,600	2,576
7.500% due 02/15/2028	20,100	21,683

Crown Castle, Inc.
2.100% due 04/01/2031	400	324
4.800% due 09/01/2028	4,400	4,317

CubeSmart LP
3.000% due 02/15/2030	2,100	1,858
3.125% due 09/01/2026	2,600	2,472
4.000% due 11/15/2025	2,183	2,130
4.375% due 02/15/2029	7,650	7,347

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026	7,900	7,643

Danske Bank AS
5.705% due 03/01/2030 •	3,000	3,020

Deutsche Bank AG
3.547% due 09/18/2031 •	2,100	1,851
3.961% due 11/26/2025 •	1,800	1,776
5.706% due 02/08/2028 •	2,200	2,198
6.819% due 11/20/2029 •	600	628
7.079% due 02/10/2034 •	1,400	1,441

DOC DR LLC
3.950% due 01/15/2028	1,800	1,720

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032	5,200	4,088

EPR Properties
3.600% due 11/15/2031	200	167

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	75

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 08/15/2029	$2,000	$1,768
4.500% due 04/01/2025	3,500	3,449
4.500% due 06/01/2027	1,200	1,143
4.750% due 12/15/2026	8,200	7,941
4.950% due 04/15/2028	4,700	4,477

Equitable Financial Life Global Funding
1.800% due 03/08/2028	7,000	6,170

Essex Portfolio LP
3.000% due 01/15/2030	4,200	3,728
3.875% due 05/01/2024	2,890	2,885

Extra Space Storage LP
2.350% due 03/15/2032	1,600	1,281
3.875% due 12/15/2027	2,700	2,566
4.000% due 06/15/2029	1,475	1,392

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030	4,300	4,102
5.625% due 08/16/2032	1,000	1,000
6.000% due 12/07/2033	2,100	2,144

Federal Realty OP LP
3.500% due 06/01/2030	1,693	1,531

Fidelity National Financial, Inc.
2.450% due 03/15/2031	900	742

First American Financial Corp.
2.400% due 08/15/2031	2,268	1,796

FMR LLC
4.950% due 02/01/2033	1,600	1,542
5.150% due 02/01/2043	300	281

Ford Motor Credit Co. LLC
2.700% due 08/10/2026	400	373
3.815% due 11/02/2027	2,600	2,437
4.125% due 08/17/2027	5,090	4,833
4.271% due 01/09/2027	2,100	2,021
4.389% due 01/08/2026	1,000	976
4.542% due 08/01/2026	4,765	4,627
5.800% due 03/05/2027	10,315	10,358
5.800% due 03/08/2029	8,600	8,638
6.950% due 06/10/2026	250	256

FS KKR Capital Corp.
1.650% due 10/12/2024	7,100	6,935
2.625% due 01/15/2027	100	91

GA Global Funding Trust
1.625% due 01/15/2026	1,500	1,391
3.850% due 04/11/2025	2,000	1,963
5.500% due 01/08/2029	3,000	3,014

Global Atlantic Fin Co.
4.400% due 10/15/2029	200	186

GLP Capital LP
3.350% due 09/01/2024	2,380	2,361
4.000% due 01/15/2030	2,700	2,467
4.000% due 01/15/2031	6,200	5,537
5.300% due 01/15/2029	2,800	2,755
5.375% due 04/15/2026	100	99
5.750% due 06/01/2028	1,200	1,202
6.750% due 12/01/2033	1,300	1,371

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •	18,200	17,983
3.615% due 03/15/2028 •	1,800	1,722
3.800% due 03/15/2030	100	94
6.484% due 10/24/2029 •	15,000	15,787
6.739% (TSFR3M + 1.432%) due 05/15/2026 ~	5,000	5,045
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~	600	614

Golub Capital BDC, Inc.
2.050% due 02/15/2027	3,400	3,030

Goodman HK Finance
4.375% due 06/19/2024	900	896

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	2,125	1,817

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	15,600	14,489

Guardian Life Global Funding
1.625% due 09/16/2028	100	87
2.900% due 05/06/2024	3,100	3,092

Hanover Insurance Group, Inc.
2.500% due 09/01/2030	1,500	1,260

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Healthcare Realty Holdings LP
3.875% due 05/01/2025	$160	$156

Highwoods Realty LP
2.600% due 02/01/2031	1,000	791
3.050% due 02/15/2030	3,500	2,957

Host Hotels & Resorts LP
3.375% due 12/15/2029	3,700	3,298
3.500% due 09/15/2030	1,700	1,513
4.000% due 06/15/2025	400	392

HPS Corporate Lending Fund
6.750% due 01/30/2029	1,400	1,398

HSBC Holdings PLC
2.013% due 09/22/2028 •	1,200	1,073
2.099% due 06/04/2026 •	4,700	4,509
2.848% due 06/04/2031 •	500	432
4.600% due 12/17/2030 •(f)(g)	600	509
4.700% due 03/09/2031 •(f)(g)	4,900	4,133
5.546% due 03/04/2030 •	26,900	27,069
6.500% due 09/15/2037	500	521
6.790% (SOFRRATE + 1.430%) due 03/10/2026 ~	2,000	2,012

Hudson Pacific Properties LP
3.250% due 01/15/2030	1,100	848
3.950% due 11/01/2027	7,700	6,829
4.650% due 04/01/2029	3,600	3,070
5.950% due 02/15/2028	1,000	925

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030	2,400	2,137

ING Groep NV
3.875% due 05/16/2027 •(f)(g)	200	168
4.017% due 03/28/2028 •	1,000	964
4.250% due 05/16/2031 •(f)(g)	5,800	4,415
5.335% due 03/19/2030 •	5,000	4,990

Intercontinental Exchange, Inc.
5.200% due 06/15/2062	300	295

Intesa Sanpaolo SpA
3.250% due 09/23/2024	3,200	3,162
5.017% due 06/26/2024	1,660	1,655
7.200% due 11/28/2033	1,400	1,509

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	4,421	3,515
2.300% due 11/15/2028	1,800	1,594
5.500% due 08/15/2033	1,000	997

Jackson National Life Global Funding
3.050% due 04/29/2026	440	416

JPMorgan Chase & Co.
1.764% due 11/19/2031 •	1,500	1,216
2.083% due 04/22/2026 •	300	289
2.301% due 10/15/2025 •	15,100	14,836
2.545% due 11/08/2032 •	7,800	6,493
2.580% due 04/22/2032 •	1,100	930
3.509% due 01/23/2029 •	200	189
3.782% due 02/01/2028 •	140	135
3.960% due 01/29/2027 •	10,700	10,449
4.323% due 04/26/2028 •	1,155	1,129
4.851% due 07/25/2028 •	11,121	11,031
5.546% due 12/15/2025 •	1,600	1,599
6.070% due 10/22/2027 •	10,600	10,819
6.235% (SOFRRATE + 0.885%) due 04/22/2027 ~	1,000	1,004
6.672% (SOFRRATE + 1.320%) due 04/26/2026 ~	4,300	4,339
8.750% due 09/01/2030	75	90

JPMorgan Chase Bank NA
5.110% due 12/08/2026	5,000	5,016

Kilroy Realty LP
3.050% due 02/15/2030	7,533	6,417
4.375% due 10/01/2025	4,300	4,210

Lazard Group LLC
6.000% due 03/15/2031	5,000	5,052

LeasePlan Corp. NV
2.875% due 10/24/2024	3,400	3,345

Legg Mason, Inc.
5.625% due 01/15/2044	1,000	1,002

Lloyds Bank PLC
0.000% due 04/02/2032 þ	2,400	1,562

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
3.750% due 01/11/2027	$12,600	$12,134
4.550% due 08/16/2028	1,100	1,073
4.976% due 08/11/2033 •	1,500	1,445
5.462% due 01/05/2028 •	10,000	10,005
5.985% due 08/07/2027 •	700	707

Loews Corp.
3.200% due 05/15/2030	1,900	1,722

LXP Industrial Trust
2.700% due 09/15/2030	2,400	2,009

Macquarie Group Ltd.
1.935% due 04/14/2028 •	1,000	899

Main Street Capital Corp.
6.950% due 03/01/2029	700	712

MassMutual Global Funding
2.750% due 06/22/2024	700	695

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •	600	592

Metropolitan Life Global Funding
5.665% (SOFRRATE + 0.300%) due 09/27/2024 ~	550	550

Mid-America Apartments LP
1.100% due 09/15/2026	4,600	4,176

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025	12,000	11,417
2.494% due 10/13/2032 •	3,100	2,594
4.080% due 04/19/2028 •	600	583
5.063% due 09/12/2025 •	5,200	5,183
5.354% due 09/13/2028 •	1,100	1,106
5.406% due 04/19/2034 •	1,800	1,836

Mizuho Financial Group, Inc.
2.839% due 09/13/2026	5,000	4,734
2.869% due 09/13/2030 •	800	712

Morgan Stanley
6.307% (SOFRRATE + 0.950%) due 02/18/2026 ~	2,500	2,513
6.407% due 11/01/2029 •	3,000	3,147

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027	2,000	1,927

Nasdaq, Inc.
5.350% due 06/28/2028	1,400	1,419

National Health Investors, Inc.
3.000% due 02/01/2031	2,600	2,137

National Securities Clearing Corp.
0.750% due 12/07/2025	600	559

Nationwide Building Society
3.960% due 07/18/2030 •	8,500	7,874
4.302% due 03/08/2029 •	12,200	11,683

Nationwide Financial Services, Inc.
3.900% due 11/30/2049	1,900	1,482

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039	100	130

NatWest Group PLC
5.076% due 01/27/2030 •	23,000	22,609

NatWest Markets PLC
6.126% (SOFRRATE + 0.760%) due 09/29/2026 ~	2,100	2,091

Neuberger Berman Group LLC
4.500% due 03/15/2027	884	858

Nippon Life Insurance Co.
2.750% due 01/21/2051 •	200	167
6.250% due 09/13/2053 •	2,000	2,093

Nissan Motor Acceptance Co. LLC
2.750% due 03/09/2028	200	178

Nomura Holdings, Inc.
1.653% due 07/14/2026	10,300	9,476
1.851% due 07/16/2025	4,900	4,669
2.679% due 07/16/2030	5,000	4,288
3.103% due 01/16/2030	3,200	2,844
6.181% due 01/18/2033 (j)	7,000	7,426

Northwestern Mutual Life Insurance Co.
3.625% due 09/30/2059	3,000	2,115

Omega Healthcare Investors, Inc.
4.500% due 04/01/2027	2,650	2,566

76	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Life Global Funding
1.600% due 09/21/2028	$4,900	$4,224
5.980% (SOFRRATE + 0.620%) due 06/04/2026 ~	1,700	1,701

Pacific Life Insurance Co.
9.250% due 06/15/2039	600	798

Pacific LifeCorp
3.350% due 09/15/2050	1,000	703

Pricoa Global Funding
0.800% due 09/01/2025	1,530	1,438

Principal Life Global Funding
1.250% due 06/23/2025	1,000	952

Protective Life Global Funding
1.170% due 07/15/2025	1,500	1,422
1.646% due 01/13/2025	2,000	1,942
1.737% due 09/21/2030	4,800	3,944

Rayonier LP
2.750% due 05/17/2031	4,873	4,026

Realty Income Corp.
2.100% due 03/15/2028	5,100	4,568
3.200% due 02/15/2031	1,300	1,154
4.000% due 07/15/2029	1,700	1,616

Regency Centers LP
2.950% due 09/15/2029	1,800	1,612

Retail Opportunity Investments Partnership LP
6.750% due 10/15/2028	1,600	1,658

Rexford Industrial Realty LP
2.125% due 12/01/2030	200	164

RGA Global Funding
5.500% due 01/11/2031	1,000	1,003
6.000% due 11/21/2028	4,000	4,131

Sabra Health Care LP
3.200% due 12/01/2031	2,950	2,452
3.900% due 10/15/2029	2,300	2,075

Santander Holdings USA, Inc.
3.244% due 10/05/2026	8,220	7,769
3.450% due 06/02/2025	6,500	6,320
5.807% due 09/09/2026 •	500	500

Santander U.K. Group Holdings PLC
2.469% due 01/11/2028 •	3,500	3,218
2.896% due 03/15/2032 •	3,000	2,554
3.823% due 11/03/2028 •	500	470
6.534% due 01/10/2029 •	2,000	2,069
6.833% due 11/21/2026 •	1,600	1,627

Santander U.K. PLC
2.875% due 06/18/2024	5,500	5,468

SBA Tower Trust
1.631% due 05/15/2051	15,600	14,125

Sixth Street Lending Partners
6.500% due 03/11/2029	3,500	3,501

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	4,955	4,950

Societe Generale SA
1.792% due 06/09/2027 •	9,800	8,980
6.221% due 06/15/2033 •	4,500	4,513
6.400% (SOFRRATE + 1.050%) due 01/21/2026 ~	1,200	1,202
6.691% due 01/10/2034 •	3,500	3,673

Standard Chartered PLC
2.678% due 06/29/2032 •	200	165
6.170% due 01/09/2027 •	15,600	15,744
6.296% due 07/06/2034 •	15,000	15,710
6.301% due 01/09/2029 •	10,000	10,289

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027	2,500	2,278

Stifel Financial Corp.
4.000% due 05/15/2030	100	91

STORE Capital Corp.
2.750% due 11/18/2030	1,000	806

Sumitomo Mitsui Financial Group, Inc.
1.902% due 09/17/2028	9,700	8,505
5.808% due 09/14/2033	5,000	5,246
6.600% due 06/05/2034 •(f)(g)	2,000	2,008
6.778% (SOFRRATE + 1.430%) due 01/13/2026 ~	4,800	4,869

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sun Communities Operating LP
2.700% due 07/15/2031	$100	$82
4.200% due 04/15/2032	1,900	1,709

SVB Financial Group
4.345% due 04/29/2028 ^(a)	2,300	1,459

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047	3,000	2,490
4.375% due 09/15/2054 •	2,800	2,765

Ter Finance Jersey Ltd.
7.020% due 01/02/2025 «(d)	4,000	3,780

Trust Fibra Uno
4.869% due 01/15/2030 (j)	4,500	3,973

Trustage Financial Group, Inc.
4.625% due 04/15/2032	9,600	8,379

UBS AG
5.650% due 09/11/2028	2,300	2,356

UBS Group AG
1.305% due 02/02/2027 •	3,800	3,517
2.095% due 02/11/2032 •	200	160
2.193% due 06/05/2026 •	2,000	1,918
2.593% due 09/11/2025 •	13,300	13,112
2.746% due 02/11/2033 •	900	736
3.091% due 05/14/2032 •	11,600	9,872
3.750% due 03/26/2025	13,650	13,397
3.869% due 01/12/2029 •	2,200	2,081
4.282% due 01/09/2028	15,000	14,482
4.375% due 02/10/2031 •(f)(g)	1,700	1,402
4.550% due 04/17/2026	600	591
4.875% due 02/12/2027 •(f)(g)	1,400	1,289
5.699% due 02/08/2035 •	6,700	6,737
5.959% due 01/12/2034 •	21,100	21,658
6.301% due 09/22/2034 •	7,600	7,960
6.442% due 08/11/2028 •	2,900	2,987
6.537% due 08/12/2033 •	550	580
9.250% due 11/13/2033 •(f)(g)	5,300	5,994

UDR, Inc.
3.100% due 11/01/2034	2,200	1,791

UniCredit SpA
5.459% due 06/30/2035 •	8,800	8,272
7.296% due 04/02/2034 •	6,509	6,695

Unum Group
3.875% due 11/05/2025	4,760	4,613

VICI Properties LP
3.875% due 02/15/2029	7,100	6,541

WEA Finance LLC
3.750% due 09/17/2024	6,950	6,860

Wells Fargo & Co.
2.393% due 06/02/2028 •	4,000	3,662
2.406% due 10/30/2025 •	11,400	11,184
3.000% due 10/23/2026	3,500	3,314
3.196% due 06/17/2027 •	1,800	1,719
3.526% due 03/24/2028 •	4,300	4,094
3.584% due 05/22/2028 •	1,600	1,522
4.808% due 07/25/2028 •	1,750	1,725
5.389% due 04/24/2034 •	4,000	3,976
5.557% due 07/25/2034 •	5,000	5,021
5.574% due 07/25/2029 •	5,300	5,364
6.303% due 10/23/2029 •	6,800	7,085

Wells Fargo Bank NA
5.450% due 08/07/2026	1,000	1,007
6.600% due 01/15/2038	720	787

Weyerhaeuser Co.
4.000% due 04/15/2030	12,500	11,817
4.750% due 05/15/2026	4,100	4,064

WP Carey, Inc.
4.000% due 02/01/2025	2,600	2,564
4.250% due 10/01/2026	2,900	2,838

		1,540,780

INDUSTRIALS 27.1%

AbbVie, Inc.
2.950% due 11/21/2026	1,100	1,048
3.200% due 11/21/2029	3,480	3,208
4.050% due 11/21/2039	4,400	3,920
4.550% due 03/15/2035	1,100	1,064

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adani Transmission Step-One Ltd.
4.000% due 08/03/2026	$1,600	$1,505

Air Canada Pass-Through Trust
3.300% due 07/15/2031	4,167	3,780

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029	5,116	4,997

Alcon Finance Corp.
2.600% due 05/27/2030	7,700	6,653

Allegion PLC
3.500% due 10/01/2029	3,000	2,771

American Airlines Pass-Through Trust
2.875% due 01/11/2036	92	78
3.000% due 04/15/2030	4,367	3,984
3.150% due 08/15/2033	4,409	3,950
3.200% due 12/15/2029	1,801	1,657
3.350% due 04/15/2031	6,461	5,924
3.375% due 11/01/2028	690	653
3.575% due 07/15/2029	2,830	2,654
3.600% due 03/22/2029	4,712	4,463
3.700% due 04/01/2028	396	380

Amgen, Inc.
4.050% due 08/18/2029	400	385
5.250% due 03/02/2025	7,600	7,579
5.250% due 03/02/2030	6,400	6,500
5.600% due 03/02/2043	2,100	2,138
5.650% due 03/02/2053	6,500	6,628

Apple, Inc.
4.100% due 08/08/2062	600	510

Ashtead Capital, Inc.
4.000% due 05/01/2028	4,000	3,760

Bacardi Ltd.
4.450% due 05/15/2025	9,100	8,976
5.150% due 05/15/2038	200	191

BAE Systems PLC
3.400% due 04/15/2030	800	730

Baxter International, Inc.
1.322% due 11/29/2024	2,500	2,429
2.272% due 12/01/2028	700	617

Bayer U.S. Finance LLC
4.250% due 12/15/2025	8,500	8,291
4.375% due 12/15/2028	2,300	2,166
6.125% due 11/21/2026	5,800	5,850
6.375% due 11/21/2030	6,822	6,979
6.500% due 11/21/2033	12,900	13,132

Becton Dickinson & Co.
4.298% due 08/22/2032	1,200	1,139

Berry Global, Inc.
4.875% due 07/15/2026	14,400	14,123

Boardwalk Pipelines LP
3.600% due 09/01/2032	700	611

Boeing Co.
2.196% due 02/04/2026	23,400	21,917
2.950% due 02/01/2030	300	259
4.875% due 05/01/2025	27,500	27,199
5.705% due 05/01/2040	4,500	4,310
5.805% due 05/01/2050	6,200	5,872
5.930% due 05/01/2060	14,000	13,139

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028	5,889	5,523
5.950% due 08/04/2033	1,000	1,036

British Airways Pass-Through Trust
2.900% due 09/15/2036	91	79
3.300% due 06/15/2034	82	74
3.350% due 12/15/2030	3,292	3,034
3.800% due 03/20/2033	1,303	1,228
4.125% due 03/20/2033	1,626	1,502
4.250% due 05/15/2034	245	230

Broadcom, Inc.
2.450% due 02/15/2031	37,220	31,393
2.600% due 02/15/2033	9,200	7,475
3.419% due 04/15/2033	7,343	6,368
3.469% due 04/15/2034	20,567	17,631
4.150% due 11/15/2030	7,422	7,022
4.300% due 11/15/2032	8,002	7,522
4.926% due 05/15/2037	13,049	12,391

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	77

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cameron LNG LLC
3.402% due 01/15/2038	$100	$83

CDW LLC
2.670% due 12/01/2026	2,500	2,324

Centene Corp.
2.625% due 08/01/2031	1,600	1,315
3.000% due 10/15/2030	2,100	1,802

CGI, Inc.
1.450% due 09/14/2026	9,500	8,653
2.300% due 09/14/2031	100	81

Charter Communications Operating LLC
2.800% due 04/01/2031	2,850	2,337
3.500% due 06/01/2041	8,500	5,712
3.850% due 04/01/2061	500	297
3.900% due 06/01/2052	8,600	5,475
5.125% due 07/01/2049	2,000	1,551

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	700	651
5.875% due 03/31/2025	1,400	1,401

ConocoPhillips Co.
5.550% due 03/15/2054	5,200	5,363

Constellation Brands, Inc.
2.250% due 08/01/2031	100	83
4.750% due 11/15/2024	900	896

Continental Resources, Inc.
4.375% due 01/15/2028	1,000	967
5.750% due 01/15/2031	1,000	995

CoStar Group, Inc.
2.800% due 07/15/2030	3,000	2,560

Cox Communications, Inc.
1.800% due 10/01/2030	4,400	3,533
3.150% due 08/15/2024	552	546
3.500% due 08/15/2027	300	285
5.450% due 09/15/2028	5,200	5,266

Crown Castle Towers LLC
4.241% due 07/15/2048	900	859

CVS Health Corp.
5.250% due 01/30/2031	1,900	1,915
6.000% due 06/01/2063	200	207

CVS Pass-Through Trust
7.507% due 01/10/2032	1,171	1,213

DAE Funding LLC
2.625% due 03/20/2025	4,200	4,074
3.375% due 03/20/2028	400	370

Daimler Truck Finance North America LLC
1.625% due 12/13/2024	2,000	1,946

DCP Midstream Operating LP
3.250% due 02/15/2032	2,600	2,241
5.375% due 07/15/2025	9,641	9,611
5.600% due 04/01/2044	1,070	1,046

Dell International LLC
3.450% due 12/15/2051	45	32
6.100% due 07/15/2027	855	881

Delta Air Lines, Inc.
2.900% due 10/28/2024	11,345	11,146
3.750% due 10/28/2029	6,500	5,988
7.375% due 01/15/2026	1,104	1,139

Ecopetrol SA
4.625% due 11/02/2031	100	83

Elevance Health, Inc.
2.250% due 05/15/2030	10,124	8,662

Enbridge, Inc.
6.000% due 11/15/2028	3,000	3,121

Energy Transfer LP
3.900% due 07/15/2026	900	873
4.900% due 03/15/2035	50	47
5.750% due 02/15/2033	1,800	1,830
5.950% due 12/01/2025	1,100	1,108
6.050% due 12/01/2026	6,900	7,040

EnLink Midstream LLC
6.500% due 09/01/2030	1,100	1,133

EQM Midstream Partners LP
4.000% due 08/01/2024	898	892

Equifax, Inc.
5.100% due 06/01/2028	3,000	3,007

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expedia Group, Inc.
2.950% due 03/15/2031	$2,116	$1,848
3.250% due 02/15/2030	3,000	2,701

Experian Finance PLC
2.750% due 03/08/2030	500	438

FactSet Research Systems, Inc.
2.900% due 03/01/2027	2,500	2,352
3.450% due 03/01/2032	500	442

Ferguson Finance PLC
3.250% due 06/02/2030	1,100	985

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	9,700	7,835

Fresenius Medical Care U.S. Finance, Inc.
1.875% due 12/01/2026	8,500	7,693

Georgia-Pacific LLC
3.600% due 03/01/2025	600	591

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038	1,900	1,933

Haleon U.S. Capital LLC
3.375% due 03/24/2027	3,250	3,111

HCA, Inc.
3.500% due 09/01/2030	16,400	14,837
5.500% due 06/01/2033	6,800	6,827
5.500% due 06/15/2047	100	95
5.625% due 09/01/2028	2,000	2,025

HF Sinclair Corp.
5.875% due 04/01/2026	4,500	4,532

Humana, Inc.
5.875% due 03/01/2033	7,032	7,259

Hyatt Hotels Corp.
1.800% due 10/01/2024	9,900	9,693
5.750% due 04/23/2030	7,100	7,286

Hyundai Capital America
0.875% due 06/14/2024	500	495
1.500% due 06/15/2026	2,000	1,840
6.000% due 07/11/2025	5,100	5,125
6.503% due 08/04/2025 •	4,000	4,023

IBM International Capital Pte Ltd.
4.600% due 02/05/2029	2,000	1,973

Imperial Brands Finance PLC
3.125% due 07/26/2024	9,330	9,250
3.500% due 07/26/2026	1,700	1,623
4.250% due 07/21/2025	4,174	4,099

Infor, Inc.
1.750% due 07/15/2025	3,800	3,600

Jabil, Inc.
5.450% due 02/01/2029	700	704

JetBlue Pass-Through Trust
2.750% due 11/15/2033	2,124	1,834

Kaiser Foundation Hospitals
2.810% due 06/01/2041	100	74

Kenvue, Inc.
5.500% due 03/22/2025	2,400	2,405

Kinder Morgan, Inc.
3.600% due 02/15/2051	400	279
5.450% due 08/01/2052	200	189
8.050% due 10/15/2030	7,150	8,155

Las Vegas Sands Corp.
2.900% due 06/25/2025	2,200	2,118
3.200% due 08/08/2024	19,150	18,952
3.500% due 08/18/2026	4,250	4,026
3.900% due 08/08/2029	200	182

Lockheed Martin Corp.
4.800% due 08/15/2034	2,100	2,078
5.700% due 11/15/2054	4,200	4,482

Marriott International, Inc.
4.625% due 06/15/2030	3,900	3,796
5.550% due 10/15/2028	3,800	3,882

Mattel, Inc.
3.375% due 04/01/2026	1,000	957

MDC Holdings, Inc.
3.966% due 08/06/2061	200	160

Meta Platforms, Inc.
5.600% due 05/15/2053	1,900	2,010
5.750% due 05/15/2063	500	536

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Microchip Technology, Inc.
0.983% due 09/01/2024	$300	$294

Microsoft Corp.
3.041% due 03/17/2062	400	279

Mileage Plus Holdings LLC
6.500% due 06/20/2027	4,290	4,317

MMK International Capital DAC
4.375% due 06/13/2024 ^«(a)	1,400	84

Moody’s Corp.
3.250% due 05/20/2050	600	430

National Fuel Gas Co.
2.950% due 03/01/2031	1,600	1,347
5.500% due 10/01/2026	1,600	1,601

Netflix, Inc.
4.375% due 11/15/2026	3,700	3,645
4.875% due 04/15/2028	2,800	2,797
4.875% due 06/15/2030	3,000	2,980
5.375% due 11/15/2029	3,525	3,598
5.875% due 11/15/2028	700	728

Newmont Corp.
5.750% due 11/15/2041	100	103

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	8,400	7,990
4.810% due 09/17/2030	7,811	7,299

Norfolk Southern Corp.
4.100% due 05/15/2121	100	73
5.350% due 08/01/2054	200	199

Northern Natural Gas Co.
4.100% due 09/15/2042	580	465
4.300% due 01/15/2049	200	166

Northern Star Resources Ltd.
6.125% due 04/11/2033	1,000	1,005

Northrop Grumman Corp.
4.900% due 06/01/2034	1,600	1,573

Northwest Pipeline LLC
4.000% due 04/01/2027	5,770	5,605

NVR, Inc.
3.000% due 05/15/2030	2,760	2,453

NXP BV
5.000% due 01/15/2033	700	685

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2024 (d)(f)	408	22

ONEOK Partners LP
4.900% due 03/15/2025	800	794

Oracle Corp.
1.650% due 03/25/2026	4,100	3,829

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	900	859

Packaging Corp. of America
3.650% due 09/15/2024	400	396

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	4,550	4,479

Petroleos Mexicanos
10.000% due 02/07/2033	4,100	4,086

Prosus NV
3.680% due 01/21/2030	1,700	1,493

PulteGroup, Inc.
6.375% due 05/15/2033	100	106

Quanta Services, Inc.
2.900% due 10/01/2030	200	175

RELX Capital, Inc.
3.000% due 05/22/2030	100	90
4.750% due 05/20/2032	800	793

Renesas Electronics Corp.
1.543% due 11/26/2024	5,600	5,437

Royalty Pharma PLC
1.750% due 09/02/2027	3,900	3,484
3.550% due 09/02/2050	148	102

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	700	678
4.500% due 05/15/2030	15,700	15,105
5.625% due 03/01/2025	3,667	3,665
5.750% due 05/15/2024	396	396
5.875% due 06/30/2026	9,300	9,378

78	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sands China Ltd.
2.850% due 03/08/2029	$4,500	$3,914
5.125% due 08/08/2025	1,000	987
5.400% due 08/08/2028	900	883

Santos Finance Ltd.
3.649% due 04/29/2031	7,830	6,828

Skyworks Solutions, Inc.
1.800% due 06/01/2026	2,400	2,224

Southern Co.
3.700% due 04/30/2030	2,500	2,319
4.250% due 07/01/2036	100	89

Spectra Energy Partners LP
3.375% due 10/15/2026	3,598	3,446

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	200	192

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	2,624	2,273
4.100% due 10/01/2029	113	104

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	275	274

Suntory Holdings Ltd.
2.250% due 10/16/2024	3,500	3,433

Sutter Health
5.547% due 08/15/2053	2,400	2,527

T-Mobile USA, Inc.
2.050% due 02/15/2028	500	448
2.250% due 11/15/2031	10,000	8,216
2.400% due 03/15/2029	4,300	3,813
2.700% due 03/15/2032	7,900	6,648
3.875% due 04/15/2030	14,800	13,869
4.500% due 04/15/2050	700	607
4.800% due 07/15/2028	6,100	6,052
4.950% due 03/15/2028	7,300	7,285
5.050% due 07/15/2033	5,900	5,839
5.750% due 01/15/2054	2,600	2,694

Tapestry, Inc.
7.000% due 11/27/2026	2,900	2,989

Targa Resources Corp.
6.125% due 03/15/2033	6,700	6,993

TD SYNNEX Corp.
1.250% due 08/09/2024	16,000	15,742
1.750% due 08/09/2026	7,225	6,611
2.375% due 08/09/2028	100	88

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	5,000	4,381

Textron, Inc.
3.375% due 03/01/2028	1,500	1,406

Time Warner Cable LLC
6.550% due 05/01/2037	1,900	1,797
6.750% due 06/15/2039	1,200	1,144

Trimble, Inc.
6.100% due 03/15/2033	300	314

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	1,820	1,778

United Airlines Pass-Through Trust
2.700% due 11/01/2033	3,303	2,834
2.875% due 04/07/2030	619	562
2.900% due 11/01/2029	2,827	2,513
3.500% due 09/01/2031	1,379	1,270
4.000% due 10/11/2027	642	623
4.150% due 10/11/2025	3,158	3,155
4.150% due 02/25/2033	1,337	1,254
4.300% due 02/15/2027	634	622
5.800% due 07/15/2037	7,000	7,145
5.875% due 04/15/2029	12,339	12,311

United Parcel Service, Inc.
4.875% due 03/03/2033	700	701

United Rentals North America, Inc.
3.875% due 11/15/2027	1,700	1,611

VMware, Inc.
1.400% due 08/15/2026	3,700	3,380
4.700% due 05/15/2030	5,780	5,628

Warnermedia Holdings, Inc.
4.279% due 03/15/2032	7,450	6,658

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Weir Group PLC
2.200% due 05/13/2026	$20,300	$18,849

Western Midstream Operating LP
6.350% due 01/15/2029	700	727

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	3,677	3,572
4.700% due 09/15/2028	8,003	7,875

Woodside Finance Ltd.
3.650% due 03/05/2025	1,300	1,275
3.700% due 09/15/2026	2,500	2,397

Yale University
1.482% due 04/15/2030	2,000	1,666

Yara International ASA
3.148% due 06/04/2030	810	707
3.800% due 06/06/2026	3,600	3,463
4.750% due 06/01/2028	2,700	2,627

		941,312

UTILITIES 12.6%

AEP Texas, Inc.
5.400% due 06/01/2033	1,800	1,797

AES Corp.
3.300% due 07/15/2025	2,000	1,939
3.950% due 07/15/2030	2,000	1,824
5.450% due 06/01/2028	14,431	14,409

American Electric Power Co., Inc.
5.625% due 03/01/2033	4,250	4,317

American Transmission Systems, Inc.
2.650% due 01/15/2032	2,200	1,826

AT&T, Inc.
3.800% due 12/01/2057	407	295
5.400% due 02/15/2034	900	912

Atmos Energy Corp.
5.900% due 11/15/2033	5,000	5,308

Avangrid, Inc.
3.800% due 06/01/2029	800	751

Black Hills Corp.
1.037% due 08/23/2024	600	589
2.500% due 06/15/2030	2,200	1,846
6.150% due 05/15/2034	2,700	2,788

Boston Gas Co.
4.487% due 02/15/2042	1,400	1,171

CenterPoint Energy Houston Electric LLC
4.950% due 04/01/2033	300	298

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	300	281

DTE Energy Co.
5.100% due 03/01/2029	1,800	1,794

Duke Energy Corp.
3.250% due 01/15/2082 •	1,002	895

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	5,221	5,313

Edison International
6.950% due 11/15/2029	2,500	2,681

Electricite de France SA
4.875% due 09/21/2038	2,500	2,237
6.950% due 01/26/2039	1,400	1,560
9.125% due 03/15/2033 •(f)	2,400	2,650

Enel Finance America LLC
7.100% due 10/14/2027	1,200	1,270

Enel Finance International NV
1.375% due 07/12/2026	7,200	6,589
2.650% due 09/10/2024	1,960	1,933
4.750% due 05/25/2047	200	171

Entergy Corp.
1.900% due 06/15/2028	9,900	8,742
2.400% due 06/15/2031	3,500	2,909
3.750% due 06/15/2050	2,900	2,131

Entergy Mississippi LLC
5.000% due 09/01/2033	900	885

Exelon Corp.
3.400% due 04/15/2026	700	677

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fells Point Funding Trust
3.046% due 01/31/2027	$3,400	$3,191

FirstEnergy Transmission LLC
2.866% due 09/15/2028	8,300	7,573

Florida Power & Light Co.
4.800% due 05/15/2033	3,000	2,956

FORESEA Holding SA
7.500% due 06/15/2030	266	250

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029	6,500	3,477

Georgia Power Co.
5.004% due 02/23/2027	2,500	2,504

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	506	506
4.250% due 05/01/2030	3,787	3,529

Jersey Central Power & Light Co.
4.300% due 01/15/2026	8,684	8,491

Liberty Utilities Co.
5.577% due 01/31/2029	2,100	2,113

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	400	385

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	3,616	3,616
4.625% due 04/01/2029	1,200	1,161

Mississippi Power Co.
3.950% due 03/30/2028	100	96

Monongahela Power Co.
3.550% due 05/15/2027	3,195	3,041

Narragansett Electric Co.
5.350% due 05/01/2034	2,000	2,020

National Rural Utilities Cooperative Finance Corp.
1.000% due 06/15/2026	3,953	3,623

New York State Electric & Gas Corp.
3.300% due 09/15/2049	200	134

NGPL PipeCo LLC
4.875% due 08/15/2027	1,295	1,264

Niagara Mohawk Power Corp.
3.508% due 10/01/2024	10,000	9,872
4.278% due 12/15/2028	5,000	4,772

Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,220

Oklahoma Gas & Electric Co.
5.400% due 01/15/2033	900	921

ONEOK, Inc.
2.750% due 09/01/2024	4,000	3,953
4.550% due 07/15/2028	900	883
5.550% due 11/01/2026	3,100	3,129
6.000% due 06/15/2035	100	103
6.050% due 09/01/2033	11,500	12,000
6.100% due 11/15/2032	4,500	4,717

Pacific Gas & Electric Co.
2.100% due 08/01/2027	3,700	3,333
2.950% due 03/01/2026	3,800	3,630
3.000% due 06/15/2028	9,500	8,681
3.150% due 01/01/2026	3,400	3,271
3.250% due 06/01/2031	3,500	3,041
3.300% due 12/01/2027	1,500	1,394
3.400% due 08/15/2024	3,800	3,759
3.450% due 07/01/2025	9,765	9,502
3.500% due 06/15/2025	20,300	19,781
3.750% due 07/01/2028	3,015	2,826
4.200% due 03/01/2029	10,000	9,499
4.500% due 12/15/2041	4,969	4,016
4.550% due 07/01/2030	503	478
4.650% due 08/01/2028	400	387
4.950% due 06/08/2025	3,400	3,373
5.450% due 06/15/2027	2,500	2,509
5.550% due 05/15/2029	11,000	11,100
5.800% due 05/15/2034	11,700	11,814
6.150% due 01/15/2033	4,600	4,746
6.400% due 06/15/2033	18,500	19,501
6.700% due 04/01/2053	1,000	1,084
6.750% due 01/15/2053	7,500	8,181
6.950% due 03/15/2034	30,200	33,084

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	79

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PacifiCorp
4.150% due 02/15/2050	$1,700	$1,339
5.300% due 02/15/2031	2,600	2,609
5.450% due 02/15/2034	5,200	5,219
5.800% due 01/15/2055	3,000	2,961

Public Service Co. of Oklahoma
2.200% due 08/15/2031	4,700	3,846
6.625% due 11/15/2037	2,200	2,402

Public Service Enterprise Group, Inc.
5.450% due 04/01/2034	3,000	3,008

Rio Oil Finance Trust
9.750% due 01/06/2027	588	612

San Diego Gas & Electric Co.
3.000% due 03/15/2032	3,000	2,613
6.000% due 06/01/2026	597	608

Sempra
4.125% due 04/01/2052 •	1,200	1,113
5.500% due 08/01/2033	4,500	4,515
6.000% due 10/15/2039	800	818

Southern California Edison Co.
2.850% due 08/01/2029	2,000	1,803
3.900% due 12/01/2041	400	322
4.875% due 02/01/2027	3,300	3,291
4.875% due 03/01/2049	4,277	3,826
5.350% due 03/01/2026	9,500	9,519
5.650% due 10/01/2028	1,700	1,750
5.850% due 11/01/2027	4,900	5,032
5.950% due 11/01/2032	3,200	3,358
6.181% (SOFRRATE + 0.830%) due 04/01/2024 ~	2,700	2,700
6.650% due 04/01/2029	4,500	4,740

Southern California Gas Co.
3.950% due 02/15/2050	2,100	1,647
5.200% due 06/01/2033	6,200	6,211

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	300	250

Spire, Inc.
5.300% due 03/01/2026	5,100	5,097

System Energy Resources, Inc.
2.140% due 12/09/2025	3,300	3,102

Toledo Edison Co.
2.650% due 05/01/2028	2,833	2,535

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025	400	392

Verizon Communications, Inc.
2.850% due 09/03/2041	150	108
2.987% due 10/30/2056	669	428
5.050% due 05/09/2033	2,200	2,200

Vistra Operations Co. LLC
6.950% due 10/15/2033	2,700	2,884

Xcel Energy, Inc.
3.400% due 06/01/2030	1,100	984

		437,120

Total Corporate Bonds & Notes (Cost $3,035,815)		2,919,212

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Southwest Airlines Co.
1.250% due 05/01/2025	1,000	1,016

Total Convertible Bonds & Notes (Cost $1,247)		1,016

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.1%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	100	121

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	100	123

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Water & Power Water System, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	$600	$634

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	300	337

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	300	365

		1,580

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	8,249	9,532

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	625	669

MASSACHUSETTS 0.0%

Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	300	306

NEW YORK 0.0%

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	270	276

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
8.084% due 02/15/2050	6,210	8,251

Total Municipal Bonds & Notes (Cost $22,831)		20,614

U.S. GOVERNMENT AGENCIES 11.3%

Ginnie Mae
8.500% due 08/15/2030	4	4

Uniform Mortgage-Backed Security
3.500% due 08/01/2047 - 08/01/2048	2,864	2,612
4.000% due 08/01/2049 - 04/01/2054	928	868
4.500% due 10/01/2052 - 01/01/2053	27,840	26,521

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2054	10,600	9,121
3.500% due 05/01/2054	19,200	17,197
4.000% due 04/01/2054 - 05/01/2054	112,750	104,467
5.000% due 04/01/2054 - 05/01/2054	26,400	25,763
5.500% due 05/01/2054	61,800	61,498
6.000% due 04/01/2054 - 05/01/2054	136,500	137,728
6.500% due 04/01/2054	5,900	6,028

Total U.S. Government Agencies (Cost $391,193)		391,807

U.S. TREASURY OBLIGATIONS 2.5%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2024	9,350	9,362
0.125% due 10/15/2024 (l)	4,808	4,778
0.125% due 04/15/2025 (l)(n)	5,253	5,123
0.250% due 01/15/2025 (j)(l)	43,093	42,360
0.750% due 02/15/2045	15,190	11,673

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 02/15/2053 (j)(n)	$8,610	$7,525
2.375% due 01/15/2025	5,889	5,884

Total U.S. Treasury Obligations (Cost $88,062)		86,705

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.2%

245 Park Avenue Trust
3.508% due 06/05/2037	3,100	2,849

Atrium Hotel Portfolio Trust
6.553% due 12/15/2036 •	2,422	2,355

Chase Home Lending Mortgage Trust
3.250% due 09/25/2063 ~	3,887	3,425

COLT Mortgage Loan Trust
4.550% due 04/25/2067 ~	6,626	6,628

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.904% due 04/25/2062 ~	855	800
6.840% due 07/15/2038 •	1,000	901

DC Office Trust
2.965% due 09/15/2045	10,500	8,975

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042	2,000	1,690
5.922% due 04/15/2037 •	976	934

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	230	218

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	4,658	4,393
6.864% due 10/25/2063 þ	2,029	2,055

PRKCM Trust
7.225% due 11/25/2058 þ	955	973

PRPM Trust
6.250% due 08/25/2068 þ	484	483

Structured Asset Mortgage Investments Trust
6.141% due 03/19/2034 «•	206	184

Verus Securitization Trust
6.193% due 03/25/2068 þ	1,637	1,639
6.876% due 11/25/2068 ~	970	983
7.070% due 10/25/2068 þ	474	483

VNDO Mortgage Trust
3.805% due 01/10/2035	200	188

Total Non-Agency Mortgage-Backed Securities (Cost $41,367)		40,156

ASSET-BACKED SECURITIES 2.7%

37 Capital CLO Ltd.
7.167% due 01/15/2034 •	8,000	8,047

Allegro CLO Ltd.
6.729% due 07/20/2032 •	4,000	4,001

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •	981	983

Barings Loan Partners CLO Ltd.
6.838% due 07/20/2033 •	1,000	1,000

Betony CLO Ltd.
6.659% due 04/30/2031 •	859	861

BPCRE Ltd.
7.727% due 01/16/2037 •	1,868	1,870

Carlyle Global Market Strategies CLO Ltd.
6.659% due 01/20/2032 •	2,491	2,495

CIFC Funding Ltd.
6.529% due 04/20/2030 •	827	827
6.689% due 01/22/2031 •	854	856

Dewolf Park CLO Ltd.
6.496% due 10/15/2030 •	1,294	1,296

Elmwood CLO Ltd.
7.044% due 12/11/2033 •	8,300	8,342

FHF Trust
6.570% due 06/15/2028	2,492	2,506

GoldenTree Loan Management U.S. CLO Ltd.
6.489% due 11/20/2030 •	1,927	1,928
7.027% due 01/20/2034 •	3,300	3,322

80	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KKR CLO Ltd.
6.576% due 04/15/2031 •	$1,389	$1,389
6.757% due 02/09/2035 •	1,000	997

Magnetite Ltd.
6.680% due 10/18/2031 •	2,285	2,286
6.786% due 01/25/2032 •	1,000	1,001

MF1 LLC
7.063% due 03/19/2039 •	1,000	1,002

MF1 Ltd.
6.676% due 02/19/2037 •	2,915	2,888

Neuberger Berman Loan Advisers CLO Ltd.
6.929% due 10/24/2032 •	5,000	5,014

Northwoods Capital Ltd.
7.191% due 06/15/2031 •	922	922

Octagon Investment Partners Ltd.
6.541% due 07/19/2030 •	828	828

Rad CLO Ltd.
6.964% due 01/25/2033 •	6,600	6,626

RBSSP Resecuritization Trust
5.596% due 11/26/2036 •	163	160

Silver Rock CLO Ltd.
1.833% due 10/20/2033 •	7,100	7,123

Sound Point CLO Ltd.
6.746% due 07/15/2034 •	2,000	1,997

Start Ltd.
4.089% due 03/15/2044	427	396

Symphony CLO Ltd.
6.522% due 01/23/2032 •	1,000	1,000
6.677% due 07/23/2033 •	7,400	7,413

Trinitas CLO Ltd.
6.693% due 04/25/2033 •	9,000	9,032

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	4,200	3,980

Total Asset-Backed Securities (Cost $92,217)		92,388

SOVEREIGN ISSUES 0.6%

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030	2,500	2,304

Israel Government International Bond
5.375% due 03/12/2029	5,200	5,216

Saudi Government International Bond
2.250% due 02/02/2033	9,300	7,503
4.875% due 07/18/2033	1,600	1,593

South Africa Government International Bond
4.850% due 09/30/2029	6,000	5,392

Total Sovereign Issues (Cost $24,486)		22,008

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

Forsea Holding SA «(b)	25,822	$623

Total Common Stocks (Cost $516)		623

CONVERTIBLE PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Wells Fargo & Co.
7.500%	13,190	16,083

Total Convertible Preferred Securities (Cost $10,405)		16,083

PREFERRED SECURITIES 3.5%

BANKING & FINANCE 3.5%

AGFC Capital Trust
7.326% (US0003M + 1.750%) due 01/15/2067 ~	3,080,000	1,777

American Express Co.
3.550% due 09/15/2026 •(f)	2,000,000	1,851

Bank of America Corp.
5.125% due 06/20/2024 •(f)	3,200,000	3,210
5.875% due 03/15/2028 •(f)	14,085,000	13,847

Capital One Financial Corp.
3.950% due 09/01/2026 •(f)	4,900,000	4,369

Charles Schwab Corp.
4.000% due 12/01/2030 •(f)	10,100,000	8,536

Citigroup, Inc.
3.875% due 02/18/2026 •(f)	12,500,000	11,823
7.200% due 05/15/2029 •(f)	2,800,000	2,869

CoBank ACB
4.250% due 01/01/2027 •(f)	4,200,000	3,461
6.200% (US0003M + 3.744%) due 01/01/2025 ~(f)	30,000	2,990

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(f)	2,000,000	1,776

Goldman Sachs Group, Inc.
7.500% due 02/10/2029 •(f)	2,500,000	2,650

HSBC Capital Funding Dollar LP
10.176% due 06/30/2030 •(f)	4,850,000	6,111

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(f)	2,500,000	2,374
4.000% due 04/01/2025 •(f)	11,000,000	10,722
4.200% due 09/01/2026 (f)	250,000	5,040
4.600% due 02/01/2025 •(f)	1,792,000	1,768
4.625% due 06/01/2026 (f)	110,000	2,396
5.000% due 08/01/2024 •(f)	6,200,000	6,191
6.875% due 06/01/2029 •(f)	7,000,000	7,261
9.348% (TSFR3M + 4.042%) due 05/01/2024 ~(f)	4,000,000	4,010

	SHARES	MARKET VALUE (000S)

State Street Corp.
8.130% (TSFR3M + 2.801%) due 06/15/2024 ~(f)	1,000,000	$1,002

SVB Financial Group
4.100% due 02/15/2031 ^(a)(f)	5,700,000	89

USB Capital
6.596% due 04/29/2024 •(f)	14,250,000	11,670

Wells Fargo & Co.
7.625% due 09/15/2028 •(f)	3,000,000	3,207

		121,000

UTILITIES 0.0%

Sempra
4.875% due 10/15/2025 •(f)	1,000,000	983

Total Preferred Securities (Cost $135,436)		121,983

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (i) 0.2%
		6,871

U.S. TREASURY BILLS 0.0%
5.369% due 05/09/2024 - 05/16/2024 (c)(d)	1,221	1,214

Total Short-Term Instruments (Cost $8,085)		8,085

Total Investments in Securities (Cost $3,868,042)		3,736,371

	SHARES
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%

PIMCO Short-Term Floating NAV Portfolio III	5,560,401	54,086

Total Short-Term Instruments (Cost $54,088)		54,086

Total Investments in Affiliates (Cost $54,088)		54,086

Total Investments 109.2% (Cost $3,922,130)		$3,790,457

Financial Derivative Instruments (k)(m) (0.0)% (Cost or Premiums, net $9,842)		(278)

Other Assets and Liabilities, net (9.2)%		(319,861)

Net Assets 100.0%		$3,470,318

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is not accruing income as of the date of this report.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	81

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.
(h)	Restricted Securities.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$6,871	U.S. Treasury Notes 5.000% due 09/30/2025	$(7,008)	$6,871	$6,873

Total Repurchase Agreements						$(7,008)	$6,871	$6,873

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	5.420%	03/19/2024	04/02/2024		$(5,243)	$(5,253)
BPS	4.500	02/15/2024	TBD	(3)	(209)	(210)
DEU	5.420	03/04/2024	04/08/2024		(11,730)	(11,780)
JPS	5.420	03/05/2024	04/02/2024		(13,770)	(13,826)
NOM	4.250	11/16/2023	TBD	(3)	(3,905)	(3,968)
RCY	5.400	03/13/2024	04/10/2024		(5,877)	(5,894)

Total Reverse Repurchase Agreements						$(40,931)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security	4.000%	04/01/2054	$2,000	$(1,861)	$(1,864)

Total Short Sales (0.1)%				$(1,861)	$(1,864)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(5,253)	$0	$0	$(5,253)	$5,247	$(6)
BPS	0	(210)	0	0	(210)	212	2
DEU	0	(11,780)	0	0	(11,780)	11,774	(6)
FICC	6,873	0	0	0	6,873	(7,008)	(135)
JPS	0	(13,826)	0	0	(13,826)	13,821	(5)
NOM	0	(3,968)	0	0	(3,968)	3,973	5
RCY	0	(5,894)	0	0	(5,894)	5,848	(46)

Master Securities Forward Transaction Agreement
MSC	0	0	0	(1,864)	(1,864)	0	(1,864)

Total Borrowings and Other Financing Transactions	$6,873	$(40,931)	$0	$(1,864)

82	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(4,178)	$(4,178)
U.S. Treasury Obligations	0	(36,753)	0	0	(36,753)

Total Borrowings	$0	$(36,753)	$0	$(4,178)	$(40,931)

Payable for reverse repurchase agreements					$(40,931)

(j)	Securities with an aggregate market value of $40,876 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(5,278) at a weighted average interest rate of 4.531%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $(7) of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	58	$58	$(20)	$(6)
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	100	100	(29)	(15)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	58	58	(21)	(22)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	100	100	(55)	(10)

Total Written Options					$(125)	$(53)

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2024	145	$(16,066)	$(110)	$11	$0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	417	(47,792)	(344)	0	(7)
U.S. Treasury Long-Term Bond June Futures	06/2024	1,392	(167,649)	(2,423)	0	(348)

Total Futures Contracts				$(2,877)	$11	$(355)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Citigroup, Inc.	(1.000)%	Quarterly	12/20/2032	0.768%	$ 5,000	$204	$(285)	$(81)	$0	$(4)
ConocoPhillips	(1.000)	Quarterly	12/20/2024	0.116	2,500	0	(17)	(17)	0	0
JPMorgan Chase & Co.	(1.000)	Quarterly	12/20/2032	0.592	7,500	161	(385)	(224)	0	(3)

						$365	$(687)	$(322)	$0	$(7)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AES Corp.	5.000%	Quarterly	06/20/2026	0.569%	$5,000	$1,022	$(545)	$477	$3	$0
AES Corp.	5.000	Quarterly	12/20/2028	1.185	1,000	124	37	161	1	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	83

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
American International Group, Inc.	1.000%	Quarterly	12/20/2027	0.388%	$2,500	$(15)	$69	$54	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.293	5,800	24	(13)	11	1	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.323	16,200	206	(122)	84	1	0
AT&T, Inc.	1.000	Quarterly	06/20/2025	0.374	1,770	(45)	59	14	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.473	8,500	164	(67)	97	1	0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595	16,800	(91)	355	264	7	0
Boeing Co.	1.000	Quarterly	12/20/2024	0.343	9,900	(174)	225	51	2	0
Boeing Co.	1.000	Quarterly	06/20/2026	0.650	800	(6)	12	6	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.732	17,300	(84)	213	129	1	0
Ford Motor Co.	5.000	Quarterly	12/20/2028	1.335	2,200	313	28	341	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170	61,400	473	633	1,106	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2026	0.204	7,800	92	71	163	0	(1)
General Motors Co.	5.000	Quarterly	12/20/2026	0.493	3,710	701	(264)	437	0	0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825	6,450	811	232	1,043	4	0
Lennar Corp.	5.000	Quarterly	12/20/2026	0.375	4,200	867	(360)	507	1	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.201	17,700	302	(193)	109	1	0
NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2026	0.333	2,600	59	(21)	38	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.400	2,400	54	(23)	31	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.439	5,200	121	(46)	75	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	0.495	200	(2)	5	3	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.518	10,500	(40)	229	189	0	(2)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2028	0.567	2,600	(6)	53	47	0	(1)

						$4,870	$567	$5,437	$23	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-39 5-Year Index	1.000%	Quarterly	12/20/2027	$200	$1	$4	$5	$0	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	3,100	46	26	72	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	83,600	967	969	1,936	7	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	171,500	3,834	97	3,931	15	0

					$4,848	$1,096	$5,944	$22	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	4.030%	Annual	12/15/2033	$2,900	$(13)	$(18)	$(31)	$2	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033	2,200	(9)	(1)	(10)	2	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054	12,300	121	84	205	0	(32)

						$99	$65	$164	$4	$(32)

Total Swap Agreements						$10,182	$1,041	$11,223	$49	$(45)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$11	$49	$60		$(53)	$(355)	$(45)	$(453)

(l)

Securities with an aggregate market value of $9,532 and cash of $70,915 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

84	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500%	02/13/2025	12,900	$198	$127
FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.600	12/13/2024	22,900	260	153
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.975	05/29/2024	39,600	43	29

Total Purchased Options							$501	$309

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705%	04/22/2024	4,500	$(15)	$(15)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	4,500	(15)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	6,400	(18)	(23)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	6,400	(18)	(11)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.195	05/29/2024	19,800	(43)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	2,900	(11)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	2,900	(11)	(7)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	2,850	(10)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	2,850	(10)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	2,850	(11)	(7)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	2,900	(10)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	2,850	(11)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	2,900	(10)	(2)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	3,200	(11)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	3,200	(11)	(8)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	6,200	(15)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	6,200	(15)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	3,200	(12)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	3,200	(12)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	3,200	(12)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	3,200	(12)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	3,200	(12)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	3,200	(12)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	1,500	(6)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	1,500	(6)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	3,000	(8)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	3,000	(8)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	3,100	(8)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	3,100	(8)	(5)

							$(361)	$(140)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	85

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$95.078	04/04/2024	1,800	$(7)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	95.156	04/04/2024	1,600	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.180	04/04/2024	1,800	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.766	04/04/2024	2,700	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.078	04/04/2024	1,800	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.156	04/04/2024	1,600	(4)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	5,600	(27)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	5,600	(19)	(34)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.195	06/06/2024	2,800	(14)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	99.195	06/06/2024	2,800	(9)	(7)

					$(105)	$(64)

Total Written Options					$(466)	$(204)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BRC	NextEra Energy Capital Holdings, Inc.	1.000%	Quarterly	12/20/2025	0.298%	$	1,400	$30	$(13)	$17	$0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.274		1,800	(18)	28	10	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	0.712		600	(23)	24	1	0

GST	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		400	(3)	5	2	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	0.712		2,000	(80)	85	5	0

HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.122		300	(4)	5	1	0

JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.360		200	(1)	4	3	0
	Nissan Motor Acceptance Co. LLC	1.000	Quarterly	12/20/2026	1.246		11,400	(145)	77	0	(68)

MYC	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	0.271		1,400	0	13	13	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		300	(3)	5	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.461		500	1	6	7	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.531		1,200	(4)	21	17	0

Total Swap Agreements								$(250)	$260	$78	$(68)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$127	$0	$127	$0	$0	$0	$0	$127	$0	$127
BRC	0	0	28	28	0	0	0	0	28	0	28
FAR	0	153	0	153	0	(54)	0	(54)	99	(250)	(151)
GLM	0	29	0	29	0	(40)	0	(40)	(11)	0	(11)
GST	0	0	7	7	0	0	0	0	7	0	7
HUS	0	0	1	1	0	0	0	0	1	0	1
JPM	0	0	3	3	0	(74)	(68)	(142)	(139)	433	294
MYC	0	0	39	39	0	(36)	0	(36)	3	161	164

Total Over the Counter	$0	$309	$78	$387	$0	$(204)	$(68)	$(272)

(n)

Securities with an aggregate market value of $595 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

86	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11	$11
Swap Agreements	0	45	0	0	4	49

	$0	$45	$0	$0	$15	$60

Over the counter
Purchased Options	$0	$0	$0	$0	$309	$309
Swap Agreements	0	78	0	0	0	78

	$0	$78	$0	$0	$309	$387

	$0	$123	$0	$0	$324	$447

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$53	$53
Futures	0	0	0	0	355	355
Swap Agreements	0	13	0	0	32	45

	$0	$13	$0	$0	$440	$453

Over the counter
Written Options	$0	$0	$0	$0	$204	$204
Swap Agreements	0	68	0	0	0	68

	$0	$68	$0	$0	$204	$272

	$0	$81	$0	$0	$644	$725

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$886	$886
Futures	0	0	0	0	(5,370)	(5,370)
Swap Agreements	0	7,556	0	0	(8,705)	(1,149)

	$0	$7,556	$0	$0	$(13,189)	$(5,633)

Over the counter
Purchased Options	$0	$0	$0	$0	$108	$108
Written Options	0	0	0	0	2,840	2,840
Swap Agreements	0	567	0	0	0	567

	$0	$567	$0	$0	$2,948	$3,515

	$0	$8,123	$0	$0	$(10,241)	$(2,118)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	87

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)	March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(151)	$(151)
Futures	0	0	0	0	(5,463)	(5,463)
Swap Agreements	0	1,804	0	0	6,340	8,144

	$0	$1,804	$0	$0	$726	$2,530

Over the counter
Purchased Options	$0	$0	$0	$0	$(192)	$(192)
Written Options	0	0	0	0	121	121
Swap Agreements	0	226	0	0	0	226

	$0	$226	$0	$0	$(71)	$155

	$0	$2,030	$0	$0	$655	$2,685

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$10,205	$5,486	$15,691
Corporate Bonds & Notes
Banking & Finance	0	1,537,000	3,780	1,540,780
Industrials	0	941,228	84	941,312
Utilities	0	437,120	0	437,120
Convertible Bonds & Notes
Industrials	0	1,016	0	1,016
Municipal Bonds & Notes
California	0	1,580	0	1,580
Georgia	0	9,532	0	9,532
Illinois	0	669	0	669
Massachusetts	0	306	0	306
New York	0	276	0	276
Ohio	0	8,251	0	8,251
U.S. Government Agencies	0	391,807	0	391,807
U.S. Treasury Obligations	0	86,705	0	86,705
Non-Agency Mortgage-Backed Securities	0	39,972	184	40,156
Asset-Backed Securities	0	92,388	0	92,388
Sovereign Issues	0	22,008	0	22,008
Common Stocks
Industrials	0	0	623	623
Convertible Preferred Securities
Banking & Finance	16,083	0	0	16,083
Preferred Securities
Banking & Finance	7,436	113,564	0	121,000
Utilities	0	983	0	983
Short-Term Instruments
Repurchase Agreements	0	6,871	0	6,871
U.S. Treasury Bills	0	1,214	0	1,214

	$23,519	$3,702,695	$10,157	$3,736,371

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$54,086	$0	$0	$54,086

Total Investments	$77,605	$3,702,695	$10,157	$3,790,457

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,864)	$0	$(1,864)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	60	0	60
Over the counter	0	387	0	387

	$0	$447	$0	$447

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(453)	0	(453)
Over the counter	0	(272)	0	(272)

	$0	$(725)	$0	$(725)

Total Financial Derivative Instruments	$0	$(278)	$0	$(278)

Totals	$77,605	$3,700,553	$10,157	$3,788,315

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

88	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Avolon TLB Borrower 1 U.S. LLC
7.329% (TSFR1M + 2.000%) due 06/22/2028 ~	$3,714	$3,719

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~	36,550	32,447

Charter Communications Operating LLC
7.076% (TSFR1M + 1.750%) due 02/01/2027 ~	55,493	55,542

Delos Aircraft Designated Activity Co.
7.302% (TSFR03M + 2.000%) due 10/31/2027 ~	10,121	10,159

DirecTV Financing LLC
10.695% (TSFR1M + 5.250%) due 08/02/2029 ~	2,900	2,902

Setanta Aircraft Leasing DAC
7.564% (TSFR03M + 2.000%) due 11/05/2028 ~	25,000	25,080

SkyMiles IP Ltd.
9.068% (TSFR03M + 3.750%) due 10/20/2027 ~	16,350	16,883

Vistra Zero Operating Co. LLC
TBD% due 03/20/2031	4,700	4,706

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	4,764	4,300

Total Loan Participations and Assignments (Cost $159,470)		155,738

CORPORATE BONDS & NOTES 78.9%

BANKING & FINANCE 27.2%

Accident Fund Insurance Co. of America
8.500% due 08/01/2032	103,000	101,751

AerCap Ireland Capital DAC
3.000% due 10/29/2028	21,940	19,863
3.300% due 01/30/2032	16,790	14,406
3.850% due 10/29/2041	5,200	4,121
3.875% due 01/23/2028	150	142
4.625% due 10/15/2027	16,500	16,094

Agree LP
4.800% due 10/01/2032	5,300	5,017

AIA Group Ltd.
3.200% due 09/16/2040	3,900	2,916
3.900% due 04/06/2028	2,200	2,121

Aircastle Ltd.
2.850% due 01/26/2028	12,500	11,228
5.950% due 02/15/2029	1,800	1,802

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032	11,500	9,019
3.000% due 05/18/2051	4,500	2,860
3.450% due 04/30/2025	700	686
4.000% due 02/01/2050	8,000	6,165
4.850% due 04/15/2049	900	795

Alleghany Corp.
4.900% due 09/15/2044	5,400	5,145

Ally Financial, Inc.
2.200% due 11/02/2028	800	686
6.700% due 02/14/2033	6,200	6,270
6.848% due 01/03/2030 •	7,900	8,137
6.992% due 06/13/2029 •	11,000	11,412
8.000% due 11/01/2031	18,415	20,519

American Assets Trust LP
3.375% due 02/01/2031	30,500	24,892

American Financial Group, Inc.
4.500% due 06/15/2047	40,300	33,770

American Homes 4 Rent LP
2.375% due 07/15/2031	700	570
3.375% due 07/15/2051	10,700	7,134
3.625% due 04/15/2032	22,300	19,618
4.250% due 02/15/2028	7,483	7,189
4.300% due 04/15/2052	10,700	8,425
4.900% due 02/15/2029	11,300	11,095

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American International Group, Inc.
4.375% due 06/30/2050		$6,200	$5,386

American Tower Corp.
0.950% due 10/05/2030	EUR	4,300	3,925
2.100% due 06/15/2030		$17,100	14,217
2.300% due 09/15/2031		450	368
2.950% due 01/15/2025		7,500	7,342
2.950% due 01/15/2051		37,850	24,441
3.100% due 06/15/2050		14,059	9,352
3.125% due 01/15/2027		16,200	15,329
3.375% due 10/15/2026		4,487	4,287
3.600% due 01/15/2028		2,250	2,129
3.700% due 10/15/2049		7,300	5,433
3.800% due 08/15/2029		61,500	57,416
3.950% due 03/15/2029		25,300	23,911
4.050% due 03/15/2032		1,300	1,190
4.400% due 02/15/2026		3,100	3,048
5.250% due 07/15/2028		4,200	4,203
5.550% due 07/15/2033		15,100	15,224
5.650% due 03/15/2033		11,900	12,091
5.900% due 11/15/2033		22,000	22,793

AmFam Holdings, Inc.
2.805% due 03/11/2031		11,960	9,143
3.833% due 03/11/2051		10,315	6,243

Antares Holdings LP
2.750% due 01/15/2027		7,700	6,903
3.750% due 07/15/2027		18,400	16,815
3.950% due 07/15/2026		4,100	3,857
6.500% due 02/08/2029		10,000	9,939
7.950% due 08/11/2028		5,500	5,720

Aon North America, Inc.
5.750% due 03/01/2054		10,000	10,261

Arch Capital Finance LLC
5.031% due 12/15/2046		4,100	3,772

Arch Capital Group Ltd.
3.635% due 06/30/2050		23,025	17,128

Ares Capital Corp.
3.200% due 11/15/2031		2,900	2,420

Ares Finance Co. LLC
3.250% due 06/15/2030		6,400	5,653
3.650% due 02/01/2052		5,100	3,603
4.125% due 06/30/2051 •		12,400	11,566

Ares Management Corp.
6.375% due 11/10/2028		40,000	41,957

Arthur J Gallagher & Co.
3.500% due 05/20/2051		17,500	12,446

Assured Guaranty U.S. Holdings, Inc.
3.600% due 09/15/2051		10,300	7,469
6.125% due 09/15/2028		8,400	8,720

Athene Global Funding
2.500% due 01/14/2025		3,300	3,218
5.516% due 03/25/2027		11,300	11,316
5.583% due 01/09/2029		10,000	10,072

Athene Holding Ltd.
5.875% due 01/15/2034		7,000	7,018
6.250% due 04/01/2054		15,000	15,241

AUGUSTAR LIFE INSURANCE
6.875% due 06/15/2042		400	372

Aviation Capital Group LLC
3.500% due 11/01/2027		1,900	1,769
5.500% due 12/15/2024		7,600	7,573
6.250% due 04/15/2028		6,600	6,741

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		41,354	36,802
2.875% due 02/15/2025		5,700	5,548
5.500% due 01/15/2026		15,000	14,852

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	3,803

Banco Bilbao Vizcaya Argentaria SA
5.381% due 03/13/2029		9,000	9,084
6.033% due 03/13/2035 •		15,000	15,231
7.883% due 11/15/2034 •		10,000	10,949

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	14,500	3,854

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027	$5,100	$4,919

Banco Santander SA
2.746% due 05/28/2025	6,600	6,382
3.306% due 06/27/2029	3,600	3,297
3.490% due 05/28/2030	5,400	4,899
4.379% due 04/12/2028	18,400	17,817

Bank Leumi Le-Israel BM
7.129% due 07/18/2033 •(i)	7,500	7,414

Bank of America Corp.
2.299% due 07/21/2032 •	12,355	10,114
2.687% due 04/22/2032 •	10,000	8,468
2.972% due 07/21/2052 •	1,700	1,145
3.194% due 07/23/2030 •	30,600	27,800
3.311% due 04/22/2042 •	8,700	6,706
3.419% due 12/20/2028 •	85,251	80,001
3.593% due 07/21/2028 •	13,900	13,216
3.974% due 02/07/2030 •	14,862	14,090
4.083% due 03/20/2051 •	2,200	1,805
4.271% due 07/23/2029 •	3,000	2,893
4.571% due 04/27/2033 •	88,000	83,623
5.015% due 07/22/2033 •	5,200	5,120
5.080% due 01/20/2027 •	1,300	1,294
5.202% due 04/25/2029 •	8,725	8,736
5.288% due 04/25/2034 •	5,000	4,987
5.468% due 01/23/2035 •	22,300	22,454
5.872% due 09/15/2034 •	10,000	10,376

Bank of America NA
6.000% due 10/15/2036	9,200	9,769

Bank of Nova Scotia
4.900% due 06/04/2025 •(h)(i)	6,600	6,511

Barclays PLC
3.330% due 11/24/2042 •	6,000	4,403
4.972% due 05/16/2029 •	28,114	27,561
5.088% due 06/20/2030 •	2,075	2,000
5.746% due 08/09/2033 •	2,400	2,412
6.036% due 03/12/2055 •	1,600	1,667
6.224% due 05/09/2034 •	11,895	12,275
6.692% due 09/13/2034 •	25,000	26,646
7.437% due 11/02/2033 •	8,500	9,449

Berkshire Hathaway Finance Corp.
2.500% due 01/15/2051	1,191	764
2.875% due 03/15/2032	7,900	6,988
3.850% due 03/15/2052	13,600	11,007
4.200% due 08/15/2048	13,700	12,092

Berkshire Hathaway, Inc.
4.500% due 02/11/2043	245	235

BGC Group, Inc.
4.375% due 12/15/2025	6,100	5,935
8.000% due 05/25/2028	5,600	5,954

Blackstone Holdings Finance Co. LLC
2.000% due 01/30/2032	7,200	5,647
2.800% due 09/30/2050	10,500	6,489
3.200% due 01/30/2052	43,000	29,437
3.500% due 09/10/2049	5,500	3,962
4.000% due 10/02/2047	8,400	6,512

Blackstone Private Credit Fund
4.700% due 03/24/2025	7,100	7,013

Blackstone Secured Lending Fund
2.750% due 09/16/2026	8,300	7,654

Block Financial LLC
2.500% due 07/15/2028	6,700	5,957

Blue Owl Finance LLC
3.125% due 06/10/2031	28,800	24,131
4.125% due 10/07/2051	10,500	7,226
4.375% due 02/15/2032	11,000	9,698

BNP Paribas SA
2.871% due 04/19/2032 •	6,200	5,259
3.052% due 01/13/2031 •	10,700	9,419
3.132% due 01/20/2033 •	12,400	10,559
5.125% due 01/13/2029 •	10,100	10,088
5.497% due 05/20/2030 •	9,500	9,524
5.738% due 02/20/2035 •	20,000	20,148
7.750% due 08/16/2029 •(h)(i)	15,000	15,393
8.500% due 08/14/2028 •(h)(i)	3,000	3,143

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	89

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BPCE SA
5.716% due 01/18/2030 •		$4,200	$4,222
7.003% due 10/19/2034 •		20,000	21,784

Brandywine Operating Partnership LP
3.950% due 11/15/2027		200	179
4.550% due 10/01/2029		5,400	4,700

Brighthouse Financial, Inc.
3.850% due 12/22/2051		13,100	8,616

Brookfield Capital Finance LLC
6.087% due 06/14/2033		10,000	10,481

Brookfield Finance LLC
3.450% due 04/15/2050		19,000	13,335

Brookfield Finance, Inc.
3.500% due 03/30/2051		14,900	10,757
3.625% due 02/15/2052		33,900	24,767
4.700% due 09/20/2047 (l)		34,350	29,763
5.968% due 03/04/2054		19,725	20,419

Brown & Brown, Inc.
4.500% due 03/15/2029		10,300	10,030
4.950% due 03/17/2052		14,800	13,081

CaixaBank SA
5.673% due 03/15/2030 •		2,900	2,900
6.037% due 06/15/2035 •		5,000	5,047

Cantor Fitzgerald LP
4.500% due 04/14/2027		14,500	13,824
7.200% due 12/12/2028		15,000	15,528

Capital One Financial Corp.
5.268% due 05/10/2033 •		14,800	14,543
6.377% due 06/08/2034 •		10,000	10,392

Carlyle Finance LLC
5.650% due 09/15/2048		5,700	5,530

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		3,600	3,335

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		12,213	11,918

CBRE Services, Inc.
5.500% due 04/01/2029		300	302
5.950% due 08/15/2034		10,000	10,268

Chubb INA Holdings, Inc.
2.850% due 12/15/2051		8,500	5,809
3.050% due 12/15/2061		17,548	11,770

CI Financial Corp.
3.200% due 12/17/2030		2,500	2,050
4.100% due 06/15/2051		38,200	23,892

Cibanco SA Ibm
4.962% due 07/18/2029		7,200	6,961

Citigroup, Inc.
2.561% due 05/01/2032 •		6,945	5,794
3.057% due 01/25/2033 •		7,500	6,379
3.200% due 10/21/2026		14,852	14,149
3.668% due 07/24/2028 •		17,500	16,639
3.785% due 03/17/2033 •		14,425	12,891
4.075% due 04/23/2029 •		48,000	45,968
5.174% due 02/13/2030 •		8,000	7,965
5.827% due 02/13/2035 •		25,000	24,762

CME Group, Inc.
4.150% due 06/15/2048		2,875	2,517

CNA Financial Corp.
5.125% due 02/15/2034		3,500	3,407
5.500% due 06/15/2033		7,400	7,505

Commonwealth Bank of Australia
3.784% due 03/14/2032 (i)		13,700	12,124

Cooperatieve Rabobank UA
3.758% due 04/06/2033 •		42,900	38,302
4.625% due 12/29/2025 •(h)(i)	EUR	9,200	9,752
5.447% due 03/05/2030 •		$10,000	10,049

Corebridge Financial, Inc.
3.900% due 04/05/2032		21,500	19,359
4.350% due 04/05/2042		10,400	8,783
4.400% due 04/05/2052		45,700	37,306
6.875% due 12/15/2052 •		12,500	12,527

Corporate Office Properties LP
2.250% due 03/15/2026		3,600	3,388
2.900% due 12/01/2033		4,000	3,139

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Agricole SA
6.316% due 10/03/2029 •		$4,100	$4,253

Credit Suisse AG
7.500% due 02/15/2028		34,800	37,540

Crown Castle, Inc.
2.100% due 04/01/2031		500	405
2.250% due 01/15/2031		3,753	3,090
3.100% due 11/15/2029		7,500	6,700
3.250% due 01/15/2051 (l)		27,600	18,908
3.800% due 02/15/2028		14,700	13,924
4.000% due 11/15/2049		39,410	30,620
4.300% due 02/15/2029		4,400	4,220
4.450% due 02/15/2026		16,495	16,229
4.750% due 05/15/2047		16,840	14,513
5.200% due 02/15/2049		18,710	17,368

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		12,500	12,094

Danske Bank AS
5.427% due 03/01/2028 •		2,100	2,105
5.705% due 03/01/2030 •		2,100	2,114

Deutsche Bank AG
2.129% due 11/24/2026 •		12,200	11,510
2.625% due 12/16/2024	GBP	12,200	15,082
3.547% due 09/18/2031 •		$4,393	3,871
3.729% due 01/14/2032 •		36,000	30,346
3.742% due 01/07/2033 •		17,700	14,631
5.706% due 02/08/2028 •		2,300	2,297

Digital Realty Trust LP
4.450% due 07/15/2028		10,900	10,559

DOC DR LLC
3.950% due 01/15/2028		7,900	7,549
4.300% due 03/15/2027		2,975	2,908

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		36,000	28,304

EPR Properties
3.600% due 11/15/2031		500	418
3.750% due 08/15/2029		11,360	10,044
4.500% due 04/01/2025		200	197
4.500% due 06/01/2027		9,325	8,879
4.750% due 12/15/2026		100	97
4.950% due 04/15/2028		14,200	13,526

Equinix, Inc.
3.000% due 07/15/2050		17,681	11,589
3.900% due 04/15/2032 (l)		54,500	49,332

Equitable Holdings, Inc.
4.350% due 04/20/2028		12,407	12,030
5.000% due 04/20/2048		38,275	34,805

Erste Group Bank AG
4.250% due 10/15/2027 •(h)(i)	EUR	8,000	7,789

Essential Properties LP
2.950% due 07/15/2031		$5,000	4,066

Essex Portfolio LP
2.550% due 06/15/2031		7,500	6,246
2.650% due 09/01/2050		11,800	6,944
3.625% due 05/01/2027		900	858
5.500% due 04/01/2034		4,000	4,006

Everest Reinsurance Holdings, Inc.
3.125% due 10/15/2052		5,950	3,853
3.500% due 10/15/2050		1,500	1,053

Extra Space Storage LP
2.350% due 03/15/2032		10,000	8,007
3.875% due 12/15/2027		1,100	1,046
3.900% due 04/01/2029		2,900	2,733
5.400% due 02/01/2034		4,900	4,880

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		7,200	6,868
4.850% due 04/17/2028		9,600	9,486
5.625% due 08/16/2032		7,450	7,450
6.000% due 12/07/2033		15,000	15,311
6.350% due 03/22/2054		11,900	12,151

Farmers Insurance Exchange
4.747% due 11/01/2057 •		21,600	16,036

First American Financial Corp.
4.000% due 05/15/2030		3,300	3,006

FMR LLC
5.150% due 02/01/2043		1,550	1,452

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.450% due 11/15/2039		$500	$540

Ford Holdings LLC
9.300% due 03/01/2030		14,575	16,820

Franklin Resources, Inc.
2.950% due 08/12/2051		2,800	1,763

FS KKR Capital Corp.
3.125% due 10/12/2028		17,400	15,211
7.875% due 01/15/2029		15,000	15,690

GA Global Funding Trust
5.500% due 01/08/2029		4,200	4,219

Global Atlantic Fin Co.
6.750% due 03/15/2054		2,100	2,156
7.950% due 06/15/2033		25,000	27,774

Globe Life, Inc.
2.150% due 08/15/2030		700	588

GLP Capital LP
3.250% due 01/15/2032		2,300	1,939
4.000% due 01/15/2030		13,040	11,913
4.000% due 01/15/2031		3,100	2,768
5.300% due 01/15/2029		28,800	28,341
5.750% due 06/01/2028		1,166	1,168
6.750% due 12/01/2033		4,400	4,642

Goldman Sachs Group, Inc.
2.615% due 04/22/2032 •		4,000	3,358
3.102% due 02/24/2033 •		1,700	1,454
3.436% due 02/24/2043 •		12,350	9,573
3.691% due 06/05/2028 •		22,244	21,289
4.017% due 10/31/2038 •		100	86
4.411% due 04/23/2039 •		9,100	8,152
6.750% due 10/01/2037		92,900	101,543

Golub Capital BDC, Inc.
2.050% due 02/15/2027		21,800	19,425
7.050% due 12/05/2028		3,900	3,996

Goodman U.S. Finance Five LLC
4.625% due 05/04/2032		21,100	19,384

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		21,200	18,125

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		21,450	19,923

Great-West Lifeco Finance Delaware LP
4.150% due 06/03/2047		3,200	2,600

Guardian Life Insurance Co. of America
4.850% due 01/24/2077		7,903	6,665

Hanover Insurance Group, Inc.
4.500% due 04/15/2026		6,600	6,483

Hartford Financial Services Group, Inc.
3.600% due 08/19/2049		600	454
7.694% due 02/12/2067 •		3,600	3,207

Healthpeak OP LLC
6.750% due 02/01/2041		3,500	3,896

High Street Funding Trust
4.682% due 02/15/2048		8,800	7,332

Highwoods Realty LP
2.600% due 02/01/2031		2,700	2,137
4.200% due 04/15/2029		2,198	2,003
7.650% due 02/01/2034		2,200	2,402

Hill City Funding Trust
4.046% due 08/15/2041		15,000	10,987

HPS Corporate Lending Fund
6.750% due 01/30/2029		3,300	3,296

HSBC Bank USA NA
7.000% due 01/15/2039		11,450	13,302

HSBC Holdings PLC
2.357% due 08/18/2031 •		4,600	3,837
2.804% due 05/24/2032 •		78,700	66,065
2.848% due 06/04/2031 •		6,800	5,869
3.900% due 05/25/2026		4,500	4,383
3.973% due 05/22/2030 •		4,000	3,740
4.300% due 03/08/2026		21,131	20,753
4.583% due 06/19/2029 •		7,050	6,844
5.402% due 08/11/2033 •		8,100	8,080
5.546% due 03/04/2030 •		5,000	5,031
5.719% due 03/04/2035 •		25,000	25,311
5.875% due 09/28/2026 •(h)(i)	GBP	17,200	20,895
6.500% due 03/23/2028 •(h)(i)		$62,800	61,616

90	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 09/15/2037		$18,115	$18,878
6.800% due 06/01/2038		4,300	4,594
7.000% due 04/07/2038	GBP	1,900	2,650
7.625% due 05/17/2032		$11,547	12,723

Hudson Pacific Properties LP
3.250% due 01/15/2030		7,600	5,861
3.950% due 11/01/2027		5,600	4,966
4.650% due 04/01/2029		7,637	6,514
5.950% due 02/15/2028		2,400	2,220

ING Groep NV
2.727% due 04/01/2032 •		1,500	1,274
5.550% due 03/19/2035 •		25,000	24,822

Intercontinental Exchange, Inc.
3.000% due 09/15/2060		9,146	5,775
4.600% due 03/15/2033		21,063	20,417

Intesa Sanpaolo SpA
4.000% due 09/23/2029		8,000	7,399
6.625% due 06/20/2033		15,000	15,577
7.800% due 11/28/2053		14,100	16,007

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031		3,600	2,862
2.700% due 01/15/2034		7,800	6,215
4.150% due 04/15/2032		14,500	13,279
5.450% due 08/15/2030		4,400	4,418
5.500% due 08/15/2033		2,200	2,193

JAB Holdings BV
2.200% due 11/23/2030		1,571	1,261
3.750% due 05/28/2051		5,200	3,403
4.500% due 04/08/2052		60,700	45,796

Jefferies Financial Group, Inc.
6.500% due 01/20/2043		22,200	23,307

JPMorgan Chase & Co.
2.545% due 11/08/2032 •		12,500	10,405
2.739% due 10/15/2030 •		6,375	5,648
2.963% due 01/25/2033 •		31,000	26,478
3.509% due 01/23/2029 •		16,200	15,328
3.702% due 05/06/2030 •		5,000	4,686
3.897% due 01/23/2049 •		4,720	3,850
4.005% due 04/23/2029 •		15,000	14,382
4.323% due 04/26/2028 •		1,500	1,466
4.586% due 04/26/2033 •		23,000	22,048
5.012% due 01/23/2030 •		34,100	33,974
5.350% due 06/01/2034 •		25,000	25,105
5.600% due 07/15/2041		13,220	13,852
6.087% due 10/23/2029 •		6,700	6,968
6.254% due 10/23/2034 •		3,500	3,741

JPMorgan Chase Bank NA
5.110% due 12/08/2026		10,000	10,031

KBC Group NV
5.796% due 01/19/2029 •		1,100	1,110

Kilroy Realty LP
2.650% due 11/15/2033		15,850	11,756
3.050% due 02/15/2030		1,500	1,278
4.250% due 08/15/2029		12,400	11,398
4.750% due 12/15/2028		2,000	1,913
6.250% due 01/15/2036		3,300	3,226

Kite Realty Group LP
5.500% due 03/01/2034		1,600	1,591

KKR Financial Holdings LLC
5.400% due 05/23/2033		15,900	15,273

KKR Group Finance Co. LLC
3.500% due 08/25/2050		34,375	24,182
3.625% due 02/25/2050		26,000	18,988
4.850% due 05/17/2032		19,000	18,372

La Mondiale SAM
2.125% due 06/23/2031	EUR	3,500	3,339

Lazard Group LLC
4.500% due 09/19/2028		$400	385
6.000% due 03/15/2031		4,000	4,042

Legg Mason, Inc.
5.625% due 01/15/2044		18,493	18,521

Liberty Mutual Group, Inc.
3.950% due 05/15/2060		20,300	14,810
4.300% due 02/01/2061		14,500	9,250

Lloyds Bank PLC
0.000% due 04/02/2032 þ		29,200	19,003

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
4.375% due 03/22/2028		$300	$291
4.550% due 08/16/2028		24,200	23,597
5.679% due 01/05/2035 •(l)		12,500	12,581

LSEGA Financing PLC
3.200% due 04/06/2041		2,700	2,051

M&G PLC
5.560% due 07/20/2055 •	GBP	1,900	2,225

Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048		$4,900	4,133
4.350% due 01/30/2047		4,800	4,124
4.900% due 03/15/2049		5,200	4,846
5.450% due 03/15/2053		10,800	10,878
5.700% due 09/15/2053		20,000	20,780

Massachusetts Mutual Life Insurance Co.
3.729% due 10/15/2070		11,166	7,593
4.900% due 04/01/2077		4,800	4,066
5.077% due 02/15/2069 •		27,500	24,657

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		7,100	7,010

MetLife, Inc.
5.000% due 07/15/2052		900	848
9.250% due 04/08/2068		51,066	59,923
10.750% due 08/01/2069		5,132	6,967

Mid-America Apartments LP
3.600% due 06/01/2027		300	289

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		13,900	11,663
2.309% due 07/20/2032 •		3,000	2,497
3.751% due 07/18/2039		1,200	1,034
4.153% due 03/07/2039		2,700	2,452
4.286% due 07/26/2038		3,200	2,965
4.315% due 04/19/2033 •		25,000	23,667
5.133% due 07/20/2033 •		17,300	17,343
5.441% due 02/22/2034 •		11,600	11,830

Mizuho Financial Group, Inc.
1.979% due 09/08/2031 •		18,400	15,122
2.172% due 05/22/2032 •		7,400	6,050
2.201% due 07/10/2031 •		9,800	8,203
5.669% due 09/13/2033 •		4,300	4,398
5.754% due 05/27/2034 •		1,500	1,539

Morgan Stanley
0.000% due 04/02/2032 þ(j)		62,100	39,005
2.239% due 07/21/2032 •		28,500	23,289
2.943% due 01/21/2033 •		5,200	4,421
3.217% due 04/22/2042 •		15,200	11,633
3.591% due 07/22/2028 ~		400	380
3.875% due 01/27/2026		3,095	3,024
4.889% due 07/20/2033 •		2,700	2,620
5.250% due 04/21/2034 •		6,500	6,451
5.297% due 04/20/2037 •		31,219	29,973
5.424% due 07/21/2034 •		11,400	11,440
5.466% due 01/18/2035 •		11,800	11,910
5.948% due 01/19/2038 •		4,400	4,413
6.627% due 11/01/2034 •		12,000	13,136

Mutual of Omaha Cos. Global Funding
5.450% due 12/12/2028		3,100	3,163

Mutual of Omaha Insurance Co.
4.297% due 07/15/2054 •		19,870	19,546
6.144% due 01/16/2064 •		25,000	25,426

Nasdaq, Inc.
2.500% due 12/21/2040		6,000	4,076

National Health Investors, Inc.
3.000% due 02/01/2031		10,600	8,711

Nationwide Building Society
3.960% due 07/18/2030 •		26,756	24,785
4.302% due 03/08/2029 •		5,500	5,267
6.557% due 10/18/2027 •		15,500	15,908

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		10,000	7,802

Nationwide Mutual Insurance Co.
4.350% due 04/30/2050		2,250	1,790
9.375% due 08/15/2039		32,300	42,045

NatWest Group PLC
4.445% due 05/08/2030 •		1,900	1,811
4.600% due 06/28/2031 •(h)(i)		27,100	21,146

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.892% due 05/18/2029 •	$32,700	$32,021
5.076% due 01/27/2030 •	46,350	45,563
5.778% due 03/01/2035 •	25,000	25,362
6.016% due 03/02/2034 •(l)	4,624	4,774

Neuberger Berman Group LLC
4.500% due 03/15/2027	6,200	6,017
4.875% due 04/15/2045	13,688	11,117

New York Life Insurance Co.
4.450% due 05/15/2069	16,700	13,628
6.750% due 11/15/2039	4,260	4,850

Newmark Group, Inc.
7.500% due 01/12/2029	3,300	3,397

Nippon Life Insurance Co.
2.750% due 01/21/2051 •	36,900	30,858
5.100% due 10/16/2044 •	12,950	12,878

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026	39,200	36,315
2.750% due 03/09/2028	11,000	9,776

NNN REIT, Inc.
2.500% due 04/15/2030	500	428

Nomura Holdings, Inc.
2.172% due 07/14/2028	15,900	14,002
2.608% due 07/14/2031	12,400	10,315
2.679% due 07/16/2030	11,200	9,604
2.999% due 01/22/2032	14,100	11,917
3.103% due 01/16/2030	4,700	4,176
5.842% due 01/18/2028	12,400	12,634
6.181% due 01/18/2033 (l)	30,000	31,827

Nordea Bank Abp
3.750% due 03/01/2029 •(h)(i)	5,700	4,709

Northwestern Mutual Life Insurance Co.
3.450% due 03/30/2051	31,400	22,508
3.625% due 09/30/2059	62,990	44,403
3.850% due 09/30/2047	10,340	8,106
6.063% due 03/30/2040	1	1

Old Republic International Corp.
3.850% due 06/11/2051	37,900	27,482

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031	500	427
3.625% due 10/01/2029	4,000	3,574
4.750% due 01/15/2028	7,000	6,763
5.250% due 01/15/2026	15,000	14,910

OneAmerica Financial Partners, Inc.
4.250% due 10/15/2050	5,400	3,813

Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027	3,900	3,708

Pacific Life Insurance Co.
9.250% due 06/15/2039	63,816	84,918

Pacific LifeCorp
3.350% due 09/15/2050	5,700	4,009

Penn Mutual Life Insurance Co.
3.800% due 04/29/2061	40,000	26,774
7.625% due 06/15/2040	32,535	36,929

Piedmont Operating Partnership LP
9.250% due 07/20/2028	200	213

Pine Street Trust
4.572% due 02/15/2029	23,500	22,368
5.568% due 02/15/2049	23,800	22,161

Pinnacol Assurance
8.625% due 06/25/2034 «(j)	24,000	25,660

Popular, Inc.
7.250% due 03/13/2028	14,700	15,075

Progressive Corp.
3.700% due 03/15/2052	4,500	3,516
4.125% due 04/15/2047	1,700	1,440

Protective Life Global Funding
5.467% due 12/08/2028	2,000	2,038

Rayonier LP
2.750% due 05/17/2031	7,500	6,196

Realty Income Corp.
2.700% due 02/15/2032	11,400	9,520
3.200% due 02/15/2031	11,100	9,851
3.400% due 01/15/2028	1,265	1,194
3.400% due 01/15/2030	5,625	5,128
3.950% due 08/15/2027	11,848	11,489

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	91

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/15/2029		$200	$190
4.450% due 09/15/2026		2,350	2,302

Regency Centers LP
2.950% due 09/15/2029		1,000	896
4.125% due 03/15/2028		1,100	1,061
4.400% due 02/01/2047		4,200	3,452
4.650% due 03/15/2049		1,500	1,296

Rexford Industrial Realty LP
2.125% due 12/01/2030		11,800	9,666

RGA Global Funding
5.500% due 01/11/2031		4,500	4,515
6.000% due 11/21/2028		3,000	3,098

Sabra Health Care LP
3.200% due 12/01/2031		15,350	12,759
3.900% due 10/15/2029		3,368	3,039

SAFEHOLD GL HOLDINGS LLC
6.100% due 04/01/2034		5,000	4,972

Sammons Financial Group, Inc.
3.350% due 04/16/2031		18,300	14,985
6.875% due 04/15/2034		6,500	6,550

Santander Holdings USA, Inc.
4.400% due 07/13/2027		5,200	5,046
6.499% due 03/09/2029 •		2,000	2,047

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •		17,160	14,611
3.823% due 11/03/2028 •		55,945	52,637

SBA Tower Trust
2.328% due 07/15/2052		10,300	9,065

Selective Insurance Group, Inc.
5.375% due 03/01/2049		8,800	8,423

SMBC Aviation Capital Finance DAC
2.300% due 06/15/2028		4,200	3,719

Societe Generale SA
3.337% due 01/21/2033 •		27,760	23,297
6.221% due 06/15/2033 •		10,500	10,531
6.691% due 01/10/2034 •(l)		17,000	17,840

Standard Chartered PLC
3.265% due 02/18/2036 •		15,500	13,030
3.603% due 01/12/2033 •		3,200	2,710
6.296% due 07/06/2034 •		25,000	26,183
6.301% due 01/09/2029 •		21,500	22,122

Stellantis Finance U.S., Inc.
6.375% due 09/12/2032 (l)		700	754

Stifel Financial Corp.
4.000% due 05/15/2030		5,600	5,121

STORE Capital Corp.
2.750% due 11/18/2030		1,900	1,531

Sumitomo Life Insurance Co.
3.375% due 04/15/2081 •		16,300	14,126

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		37,100	31,103
2.750% due 01/15/2030		2,700	2,393
3.040% due 07/16/2029		11,300	10,249
5.710% due 01/13/2030		18,400	19,001
5.808% due 09/14/2033 (l)		17,100	17,942

Sun Communities Operating LP
2.700% due 07/15/2031		6,800	5,604
5.700% due 01/15/2033		8,000	7,939

SVB Financial Group
4.570% due 04/29/2033 ^(c)		16,800	10,658

Svenska Handelsbanken AB
4.750% due 03/01/2031 •(h)(i)		6,000	5,126

Synchrony Financial
2.875% due 10/28/2031		17,900	14,296
4.500% due 07/23/2025		600	588

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		30,000	21,058
4.270% due 05/15/2047		11,300	9,378
4.900% due 09/15/2044		18,400	16,891
6.850% due 12/16/2039		5,129	5,837

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	294	388

Toronto-Dominion Bank
8.125% due 10/31/2082 •(i)		$20,000	21,027

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transatlantic Holdings, Inc.
8.000% due 11/30/2039		$7,933	$10,165

Travelers Cos., Inc.
4.050% due 03/07/2048		4,000	3,385
5.450% due 05/25/2053		4,000	4,147

Truist Financial Corp.
6.123% due 10/28/2033 •		15,000	15,513

Trust Fibra Uno
6.390% due 01/15/2050		23,500	19,084
6.950% due 01/30/2044		25,270	22,235
7.375% due 02/13/2034		2,900	2,897

Trustage Financial Group, Inc.
4.625% due 04/15/2032		54,700	47,744

U.S. Bancorp
4.839% due 02/01/2034 •		700	665

UBS AG
5.125% due 05/15/2024 (i)		17,121	17,087

UBS Group AG
0.625% due 01/18/2033	EUR	800	659
2.593% due 09/11/2025 •		$4,500	4,436
2.746% due 02/11/2033 •		10,900	8,908
3.091% due 05/14/2032 •		57,529	48,960
3.179% due 02/11/2043 •		1,100	805
3.750% due 03/26/2025		26,250	25,763
3.869% due 01/12/2029 •		10,550	9,981
4.125% due 09/24/2025		400	392
4.125% due 04/15/2026		34,600	33,693
4.194% due 04/01/2031 •		2,250	2,091
4.282% due 01/09/2028		17,400	16,799
4.550% due 04/17/2026		13,000	12,796
4.875% due 02/12/2027 •(h)(i)		11,400	10,496
4.875% due 05/15/2045		2,275	2,116
4.988% due 08/05/2033 •		5,000	4,809
5.699% due 02/08/2035 •		11,400	11,463
5.959% due 01/12/2034 •		40,000	41,058
6.301% due 09/22/2034 •		12,900	13,511
6.442% due 08/11/2028 •		2,900	2,987
6.537% due 08/12/2033 •		38,750	40,880
9.250% due 11/13/2028 •(h)(i)		4,900	5,321
9.250% due 11/13/2033 •(h)(i)		19,900	22,507

UDR, Inc.
3.500% due 07/01/2027		3,323	3,138

UniCredit SpA
3.127% due 06/03/2032 •		4,800	4,067

Ventas Realty LP
4.125% due 01/15/2026		600	586
4.400% due 01/15/2029		1,244	1,197

VICI Properties LP
4.950% due 02/15/2030		106	103
5.125% due 05/15/2032		11,100	10,628
5.625% due 05/15/2052		25,200	23,381
5.750% due 04/01/2034		2,400	2,379
6.125% due 04/01/2054		4,000	3,949

Voya Financial, Inc.
4.700% due 01/23/2048 •		6,800	5,794

W R Berkley Corp.
4.000% due 05/12/2050		4,900	3,830

Wells Fargo & Co.
2.393% due 06/02/2028 •		16,500	15,107
2.406% due 10/30/2025 •		2,500	2,453
2.572% due 02/11/2031 •		21,200	18,280
2.879% due 10/30/2030 •		43,600	38,556
3.000% due 04/22/2026		8,100	7,748
3.196% due 06/17/2027 •		2,100	2,006
3.350% due 03/02/2033 •		4,800	4,166
3.584% due 05/22/2028 •		31,500	29,957
4.611% due 04/25/2053 •		64,700	57,225
5.499% due 01/23/2035 •(l)		15,300	15,342
5.557% due 07/25/2034 •		67,750	68,041

Wells Fargo Bank NA
5.850% due 02/01/2037		5,901	6,141
5.950% due 08/26/2036		800	828
6.600% due 01/15/2038		22,877	25,011

Welltower OP LLC
6.500% due 03/15/2041		29,850	32,690

Weyerhaeuser Co.
3.375% due 03/09/2033		3,800	3,321

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 04/15/2030		$1,500	$1,418
6.875% due 12/15/2033		14,477	15,970
6.950% due 10/01/2027		4,500	4,749
7.375% due 03/15/2032		39,647	45,069

Willis North America, Inc.
3.875% due 09/15/2049		13,550	10,206
5.350% due 05/15/2033		12,000	11,948

WP Carey, Inc.
4.000% due 02/01/2025		800	789

			6,965,131

INDUSTRIALS 34.6%

7-Eleven, Inc.
2.500% due 02/10/2041		4,470	3,029
2.800% due 02/10/2051		18,200	11,313

AbbVie, Inc.
4.250% due 11/21/2049		8,700	7,541
4.300% due 05/14/2036		22,713	21,341
4.400% due 11/06/2042		44,212	40,162
4.450% due 05/14/2046		33,650	30,239
4.500% due 05/14/2035		22,377	21,524
4.700% due 05/14/2045		19,200	17,968
4.850% due 06/15/2044		36,900	35,274
5.050% due 03/15/2034		3,800	3,849
5.350% due 03/15/2044		5,000	5,102
5.400% due 03/15/2054		7,800	8,035
5.500% due 03/15/2064		8,000	8,234

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047		7,900	7,106

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		4,185	3,562

Advocate Health & Hospitals Corp.
2.211% due 06/15/2030		11,150	9,539

AEP Transmission Co. LLC
3.150% due 09/15/2049		6,000	4,132
3.650% due 04/01/2050		2,700	2,051
4.250% due 09/15/2048		1,474	1,239
5.400% due 03/15/2053		11,300	11,260

Aeroporti di Roma SpA
1.750% due 07/30/2031	EUR	4,600	4,344

Aetna, Inc.
4.750% due 03/15/2044		$50	44

Air Canada Pass-Through Trust
4.125% due 11/15/2026		9,723	9,510
5.250% due 10/01/2030		5,977	5,882

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029 (l)		14,368	14,034

Alcon Finance Corp.
3.000% due 09/23/2029		500	451

Altria Group, Inc.
3.875% due 09/16/2046		6,131	4,597
5.950% due 02/14/2049		17,093	17,411
6.200% due 02/14/2059		3,000	3,101

Amazon.com, Inc.
2.700% due 06/03/2060		4,357	2,704
3.100% due 05/12/2051		19,800	14,232
3.250% due 05/12/2061		43,330	30,465
4.100% due 04/13/2062		11,800	9,957
4.250% due 08/22/2057		19,800	17,254

American Airlines Pass-Through Trust
2.875% due 01/11/2036		19,495	16,610
3.000% due 04/15/2030		471	429
3.150% due 08/15/2033		6,769	6,065
3.200% due 12/15/2029		5,851	5,383
3.350% due 04/15/2031		3,512	3,219
3.375% due 11/01/2028		5,983	5,659
3.500% due 08/15/2033		3,054	2,662
3.575% due 07/15/2029		6,367	5,972
3.600% due 03/22/2029		6,295	5,962
3.600% due 04/15/2031		2,707	2,457
3.650% due 08/15/2030		2,120	2,004
3.700% due 04/01/2028		5,782	5,553
4.000% due 01/15/2027		2,766	2,682

Amgen, Inc.
2.800% due 08/15/2041		3,700	2,683

92	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 02/21/2050	$7,300	$5,332
4.663% due 06/15/2051	145,913	129,330
4.950% due 10/01/2041	4,650	4,416
5.250% due 03/02/2033	35,725	36,042
5.650% due 03/02/2053	11,369	11,593
5.750% due 03/02/2063 (l)	36,703	37,464

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028	9,100	8,197
3.750% due 10/01/2030	5,600	4,898

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036 (l)	94,296	91,214
4.900% due 02/01/2046	119,482	113,619

Anheuser-Busch InBev Finance, Inc.
4.900% due 02/01/2046	320	301

Anheuser-Busch InBev Worldwide, Inc.
4.350% due 06/01/2040	20,387	18,475
4.375% due 04/15/2038	10,975	10,207
4.439% due 10/06/2048	901	802
4.950% due 01/15/2042	2,800	2,721
5.450% due 01/23/2039	7,150	7,386
5.800% due 01/23/2059	38,300	41,225

Apple, Inc.
2.700% due 08/05/2051	1,200	795
2.800% due 02/08/2061	8,441	5,406
2.850% due 08/05/2061	8,600	5,561
2.950% due 09/11/2049	21,958	15,572
3.750% due 09/12/2047	21,790	17,982
3.850% due 08/04/2046	53,395	45,210
4.100% due 08/08/2062	1,095	930
4.850% due 05/10/2053 (l)	10,000	9,943

Aptiv PLC
3.100% due 12/01/2051	10,591	6,686
3.250% due 03/01/2032	7,000	6,092
4.150% due 05/01/2052	2,100	1,610
5.400% due 03/15/2049	10,000	9,139

Arrow Electronics, Inc.
2.950% due 02/15/2032	600	504

Ashtead Capital, Inc.
5.800% due 04/15/2034	10,000	9,994

Astrazeneca Finance LLC
5.000% due 02/26/2034	29,300	29,435

AstraZeneca PLC
4.375% due 11/16/2045	1,400	1,256

Bacardi Ltd.
4.700% due 05/15/2028	5,200	5,077
5.150% due 05/15/2038	22,540	21,541
5.300% due 05/15/2048	25,300	23,926

BAE Systems PLC
3.000% due 09/15/2050	11,700	7,913

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	15,000	11,232

Barrick North America Finance LLC
5.700% due 05/30/2041	8,500	8,719

BAT Capital Corp.
4.540% due 08/15/2047	9,864	7,623
7.079% due 08/02/2043	6,300	6,727

Bayer U.S. Finance LLC
4.200% due 07/15/2034	14,484	12,246
4.375% due 12/15/2028	9,800	9,229
4.400% due 07/15/2044	4,000	3,066
4.625% due 06/25/2038	900	753
4.875% due 06/25/2048	25,800	20,753
6.250% due 01/21/2029	765	779
6.375% due 11/21/2030	6,400	6,548
6.500% due 11/21/2033	22,150	22,549
6.875% due 11/21/2053	8,550	8,779

Becton Dickinson & Co.
3.794% due 05/20/2050	10,700	8,403
5.110% due 02/08/2034	5,600	5,560

Berry Global, Inc.
5.650% due 01/15/2034	1,780	1,771

Beth Israel Lahey Health, Inc.
3.080% due 07/01/2051	14,000	9,109

Bio-Rad Laboratories, Inc.
3.700% due 03/15/2032	16,000	14,395

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Biogen, Inc.
3.250% due 02/15/2051	$7,181	$4,972

Boardwalk Pipelines LP
3.600% due 09/01/2032	20,280	17,711

Boeing Co.
3.200% due 03/01/2029	575	514
3.250% due 02/01/2035	1,755	1,382
3.600% due 05/01/2034	8,470	7,023
3.625% due 02/01/2031	1,700	1,497
3.650% due 03/01/2047	1,945	1,368
3.750% due 02/01/2050	3,760	2,619
3.825% due 03/01/2059	4,515	3,002
3.950% due 08/01/2059	9,500	6,511
5.705% due 05/01/2040	53,900	51,629
5.805% due 05/01/2050	103,890	98,390
5.930% due 05/01/2060	105,725	99,221

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050	12,000	8,537

Booz Allen Hamilton, Inc.
5.950% due 08/04/2033	5,900	6,111

Boston Scientific Corp.
6.500% due 11/15/2035	43,837	48,802
7.375% due 01/15/2040	42,000	49,578

BP Capital Markets America, Inc.
4.893% due 09/11/2033	74,000	73,518

Bristol-Myers Squibb Co.
3.700% due 03/15/2052	7,700	5,918
4.250% due 10/26/2049	8,528	7,289
4.350% due 11/15/2047	2,884	2,493
5.500% due 02/22/2044	2,900	2,970
5.550% due 02/22/2054	20,000	20,585
5.650% due 02/22/2064	28,500	29,346

British Airways Pass-Through Trust
3.300% due 06/15/2034	18,919	17,021
3.350% due 12/15/2030	1,469	1,354
4.250% due 05/15/2034	1,468	1,373

Broadcom, Inc.
2.600% due 02/15/2033	42,701	34,693
3.137% due 11/15/2035	57,279	46,297
3.187% due 11/15/2036	3,124	2,487
3.419% due 04/15/2033	23,395	20,289
3.469% due 04/15/2034	67,546	57,905
3.500% due 02/15/2041	22,500	17,474
4.150% due 11/15/2030	1,438	1,360
4.150% due 04/15/2032	44,100	40,929
4.300% due 11/15/2032	21,250	19,974
4.926% due 05/15/2037	408	387

Buckeye Partners LP
5.600% due 10/15/2044	2,300	1,840

Burlington Northern Santa Fe LLC
4.450% due 03/15/2043	27,000	24,317
4.450% due 01/15/2053	4,909	4,357
5.200% due 04/15/2054	47,583	47,204

Cameron LNG LLC
3.402% due 01/15/2038	26,700	22,150
3.701% due 01/15/2039	900	750

Campbell Soup Co.
3.125% due 04/24/2050	10,200	6,798

Canadian Pacific Railway Co.
4.300% due 05/15/2043	5,000	4,344
4.700% due 05/01/2048	17,700	15,807
4.950% due 08/15/2045	24,795	23,131
6.125% due 09/15/2115	51,558	54,767

Carrier Global Corp.
6.200% due 03/15/2054	5,900	6,502

CDW LLC
3.569% due 12/01/2031	11,800	10,385

Celeo Redes Operacion Chile SA
5.200% due 06/22/2047	3,669	3,295

Cellnex Finance Co. SA
3.875% due 07/07/2041	4,600	3,613

Centene Corp.
2.450% due 07/15/2028	25,800	22,905
2.625% due 08/01/2031	2,800	2,301
3.000% due 10/15/2030	1,581	1,357
3.375% due 02/15/2030	360	319

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 12/15/2029	$2,885	$2,741

CenterPoint Energy Resources Corp.
4.100% due 09/01/2047	2,000	1,618
5.400% due 03/01/2033	10,000	10,167

CF Industries, Inc.
5.150% due 03/15/2034	21,425	21,098

Charter Communications Operating LLC
2.300% due 02/01/2032	890	687
3.500% due 06/01/2041	24,277	16,314
3.500% due 03/01/2042	13,700	9,150
3.700% due 04/01/2051	7,500	4,644
3.850% due 04/01/2061	94,400	56,074
3.900% due 06/01/2052	22,775	14,500
4.400% due 12/01/2061	65,700	42,955
4.800% due 03/01/2050	47,000	34,821
5.050% due 03/30/2029	208	201
5.125% due 07/01/2049	49,500	38,396
5.250% due 04/01/2053	47,225	37,442
5.375% due 04/01/2038	10,000	8,693
5.375% due 05/01/2047	1,000	806
5.750% due 04/01/2048	565	476
6.384% due 10/23/2035	1,175	1,162
6.484% due 10/23/2045	19	18

Cheniere Corpus Christi Holdings LLC
2.742% due 12/31/2039	21,010	17,024
3.700% due 11/15/2029	5,000	4,653

Cheniere Energy Partners LP
5.950% due 06/30/2033	17,000	17,394

Cheniere Energy, Inc.
5.650% due 04/15/2034	10,000	10,078

Cigna Group
5.600% due 02/15/2054	11,000	11,049

Cisco Systems, Inc.
5.300% due 02/26/2054	5,000	5,136
5.350% due 02/26/2064	5,000	5,129

Coca-Cola Co.
2.500% due 03/15/2051	19,600	12,415
2.750% due 06/01/2060	7,500	4,876

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	10,900	11,385

Comcast Corp.
2.650% due 08/15/2062	18,400	10,514
2.800% due 01/15/2051	500	320
2.887% due 11/01/2051	3,299	2,143
2.937% due 11/01/2056	142,099	89,545
3.200% due 07/15/2036	1,300	1,069
3.450% due 02/01/2050	29,000	21,226
3.969% due 11/01/2047	39,110	31,463
3.999% due 11/01/2049	103,328	83,727
4.000% due 03/01/2048	12,260	9,960
5.500% due 05/15/2064	1,000	1,002

CommonSpirit Health
3.347% due 10/01/2029	10,000	9,176
4.187% due 10/01/2049	2,100	1,748

Conagra Brands, Inc.
4.600% due 11/01/2025	5,341	5,275
5.400% due 11/01/2048	782	735

ConocoPhillips Co.
5.300% due 05/15/2053	5,600	5,565
5.550% due 03/15/2054	5,335	5,502
5.700% due 09/15/2063	3,400	3,566

Constellation Brands, Inc.
4.100% due 02/15/2048	12,200	9,997
4.500% due 05/09/2047	8,100	6,964
4.750% due 05/09/2032	6,900	6,744

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	3,321	3,282

Continental Resources, Inc.
4.900% due 06/01/2044	32,071	26,684
5.750% due 01/15/2031	8,500	8,455

Corning, Inc.
5.450% due 11/15/2079	5,400	5,119

CoStar Group, Inc.
2.800% due 07/15/2030	11,400	9,729

Cox Communications, Inc.
2.950% due 10/01/2050	4,900	3,028

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	93

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 06/30/2043	$21,841	$18,130
4.700% due 12/15/2042	4,070	3,482
4.800% due 02/01/2035	13,000	12,114
5.700% due 06/15/2033	7,500	7,592
5.800% due 12/15/2053	7,560	7,499

CSL Finanace PLC Co.
4.750% due 04/27/2052	13,800	12,724
4.950% due 04/27/2062	9,200	8,451

CVS Health Corp.
3.625% due 04/01/2027	2,900	2,790
3.750% due 04/01/2030	4,900	4,568
4.125% due 04/01/2040	10,700	9,022
5.050% due 03/25/2048 (l)	38,780	35,243
5.125% due 07/20/2045	7,975	7,354
5.250% due 02/21/2033	3,000	3,002
5.300% due 12/05/2043	7,100	6,747
5.625% due 02/21/2053	22,700	22,309
5.875% due 06/01/2053	8,300	8,450
6.000% due 06/01/2063	8,294	8,570

CVS Pass-Through Trust
4.163% due 08/11/2036	7,535	6,597
4.704% due 01/10/2036	1,125	1,030
5.773% due 01/10/2033	903	895
5.880% due 01/10/2028	1,698	1,666
5.926% due 01/10/2034	21,556	21,184
6.036% due 12/10/2028	831	839
6.943% due 01/10/2030	18,896	19,362
7.507% due 01/10/2032	53,299	55,198
8.353% due 07/10/2031	9,920	10,682

DAE Funding LLC
1.550% due 08/01/2024	7,100	6,984

Daimler Truck Finance North America LLC
2.375% due 12/14/2028	11,300	10,067
2.500% due 12/14/2031	8,904	7,392

DCP Midstream Operating LP
3.250% due 02/15/2032	5,612	4,838

Dell International LLC
3.450% due 12/15/2051	18,756	13,215
4.900% due 10/01/2026	19,197	19,084
5.300% due 10/01/2029	29,220	29,588
6.020% due 06/15/2026	30,007	30,405
8.100% due 07/15/2036	1,775	2,147

Delta Air Lines, Inc.
2.900% due 10/28/2024	11,200	11,003
3.750% due 10/28/2029 (l)	45,863	42,249
4.375% due 04/19/2028	4,000	3,885
4.750% due 10/20/2028	2,150	2,104
7.375% due 01/15/2026	35,442	36,577

Devon Energy Corp.
7.950% due 04/15/2032	5,535	6,430

Diamondback Energy, Inc.
4.250% due 03/15/2052	7,100	5,754

Directv Financing LLC
8.875% due 02/01/2030	1,400	1,398

Discovery Communications LLC
4.000% due 09/15/2055	1,300	890
4.650% due 05/15/2050	1,050	821
5.200% due 09/20/2047	30,665	25,789
5.300% due 05/15/2049	1,500	1,261

DT Midstream, Inc.
4.300% due 04/15/2032	17,400	15,824

Eastern Gas Transmission & Storage, Inc.
4.600% due 12/15/2044	4,115	3,539
4.800% due 11/01/2043	800	715

Ecopetrol SA
7.375% due 09/18/2043	25,700	23,718

El Paso Natural Gas Co. LLC
3.500% due 02/15/2032	9,802	8,374
8.375% due 06/15/2032	25,670	29,605

Elevance Health, Inc.
3.600% due 03/15/2051	1,350	1,013
3.700% due 09/15/2049	5,640	4,347
4.375% due 12/01/2047	30,200	25,973
4.550% due 03/01/2048	7,500	6,600
4.550% due 05/15/2052	12,100	10,647
4.625% due 05/15/2042	7,700	7,002

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.100% due 01/15/2044	$13,244	$12,610
5.125% due 02/15/2053	2,000	1,918
6.100% due 10/15/2052	1,900	2,061

Eli Lilly & Co.
4.875% due 02/27/2053	850	831
4.950% due 02/27/2063	700	681

Embotelladora Andina SA
3.950% due 01/21/2050	3,600	2,723

Enbridge Energy Partners LP
5.500% due 09/15/2040	3,000	2,957
7.375% due 10/15/2045	19,892	23,362

Enbridge, Inc.
2.500% due 08/01/2033 (l)	23,600	19,030
3.400% due 08/01/2051	29,500	20,768
4.500% due 06/10/2044	10,948	9,436
5.700% due 03/08/2033 (l)	35,300	36,166
6.700% due 11/15/2053 (l)	20,000	22,623

Energy Transfer LP
4.900% due 03/15/2035	19,773	18,707
4.950% due 01/15/2043	27,800	24,626
5.000% due 05/15/2044	44,517	39,404
5.000% due 05/15/2050	5,300	4,654
5.150% due 02/01/2043	26,785	23,957
5.150% due 03/15/2045	42,386	38,555
5.300% due 04/01/2044	12,314	11,331
5.300% due 04/15/2047	22,750	20,714
5.350% due 05/15/2045	20,088	18,570
5.400% due 10/01/2047	5,658	5,226
5.550% due 05/15/2034	7,100	7,126
5.750% due 02/15/2033	1,690	1,718
5.950% due 05/15/2054	12,550	12,532
6.000% due 06/15/2048	1,600	1,592
6.125% due 12/15/2045	23,548	23,699
6.250% due 04/15/2049	140	144
6.500% due 02/01/2042	5,047	5,358
6.550% due 12/01/2033	16,400	17,616
6.625% due 10/15/2036	7,500	7,946
7.500% due 07/01/2038	900	1,038

EnLink Midstream Partners LP
5.450% due 06/01/2047	13,800	12,019

Entergy Louisiana LLC
2.900% due 03/15/2051	8,400	5,339
3.100% due 06/15/2041	14,600	10,905
4.200% due 09/01/2048	1,410	1,149
4.750% due 09/15/2052	15,800	14,100
5.000% due 07/15/2044	4,300	3,874
5.700% due 03/15/2054	4,500	4,581

Enterprise Products Operating LLC
4.200% due 01/31/2050	10,568	8,945
4.450% due 02/15/2043	77,745	69,407
4.800% due 02/01/2049	3,575	3,296
4.850% due 08/15/2042	11,300	10,614
4.850% due 03/15/2044	32,362	30,274
5.100% due 02/15/2045	31,665	30,408
5.250% due 08/16/2077 •	5,601	5,329
5.750% due 03/01/2035	13,761	14,007
8.573% (TSFR3M + 3.248%) due 08/16/2077 ~	8,000	7,999

EQM Midstream Partners LP
4.000% due 08/01/2024	2,095	2,080

EQT Corp.
5.750% due 02/01/2034	9,750	9,724
7.000% due 02/01/2030	2,400	2,552

Equinor ASA
3.250% due 11/18/2049	5,000	3,646

Essential Utilities, Inc.
5.300% due 05/01/2052	11,500	10,775

Estee Lauder Cos., Inc.
5.150% due 05/15/2053	1,537	1,496

Expedia Group, Inc.
3.250% due 02/15/2030	1,353	1,218
4.625% due 08/01/2027	4,500	4,416

FactSet Research Systems, Inc.
3.450% due 03/01/2032	5,000	4,419

FedEx Corp.
3.875% due 08/01/2042	765	614

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.550% due 04/01/2046		$8,300	$7,165
4.750% due 11/15/2045		3,250	2,882
5.100% due 01/15/2044		14,941	14,049

Fiserv, Inc.
4.400% due 07/01/2049		15,000	12,740

Flex Intermediate Holdco LLC
3.363% due 06/30/2031		6,400	5,170
4.317% due 12/30/2039		55,500	40,580

Flex Ltd.
4.875% due 05/12/2030		17,200	16,746

Ford Foundation
2.415% due 06/01/2050		3,800	2,415
2.815% due 06/01/2070		7,100	4,376

Fox Corp.
6.500% due 10/13/2033		8,700	9,219

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	3,000	3,023

Freeport-McMoRan, Inc.
5.400% due 11/14/2034		$7,400	7,316

Fresenius Medical Care U.S. Finance, Inc.
3.000% due 12/01/2031		24,600	19,706

GE Capital Funding LLC
4.550% due 05/15/2032		9,751	9,464

GeorgeTown University
5.115% due 04/01/2053		3,300	3,348

Glencore Finance Canada Ltd.
5.550% due 10/25/2042		8,730	8,426
6.900% due 11/15/2037		100	110

Glencore Finance Europe Ltd.
3.125% due 03/26/2026	GBP	500	605

Glencore Funding LLC
5.893% due 04/04/2054 (b)		$2,000	2,028

Global Payments, Inc.
3.200% due 08/15/2029		4,586	4,122
4.150% due 08/15/2049		4,400	3,420
5.950% due 08/15/2052		21,085	21,064

GNL Quintero SA
4.634% due 07/31/2029		3,236	3,168

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038		2,600	2,645
6.510% due 02/23/2042		10,700	11,128

GTP Acquisition Partners LLC
3.482% due 06/15/2050		7,500	7,315

Haleon U.S. Capital LLC
3.625% due 03/24/2032		3,700	3,337
4.000% due 03/24/2052		3,400	2,748

HCA, Inc.
3.500% due 07/15/2051		24,950	17,248
3.625% due 03/15/2032		18,500	16,383
4.500% due 02/15/2027		7,284	7,144
4.625% due 03/15/2052		40,925	34,243
5.250% due 06/15/2049		11,134	10,170
5.500% due 06/15/2047		26,202	24,929
5.900% due 06/01/2053		5,300	5,333
6.000% due 04/01/2054		10,000	10,159
6.100% due 04/01/2064		5,000	5,046

Heineken NV
4.350% due 03/29/2047		12,200	10,605

Helmerich & Payne, Inc.
2.900% due 09/29/2031		7,100	5,966

Hoag Memorial Hospital Presbyterian
3.803% due 07/15/2052		8,800	7,166

Holcim Finance U.S. LLC
4.750% due 09/22/2046		2,400	2,130

Holcim Sterling Finance Netherlands BV
2.250% due 04/04/2034	GBP	5,200	5,127

Home Depot, Inc.
4.400% due 03/15/2045		$9,350	8,318

Howmet Aerospace, Inc.
5.950% due 02/01/2037		250	259

Humana, Inc.
3.950% due 08/15/2049		11,800	9,267
5.500% due 03/15/2053		14,023	13,654
5.750% due 04/15/2054		8,500	8,561

94	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 03/01/2033		$9,000	$9,291
8.150% due 06/15/2038		1,000	1,218

Hyatt Hotels Corp.
4.375% due 09/15/2028		1,100	1,068
5.750% due 04/23/2030		5,850	6,004

Hyundai Capital America
2.000% due 06/15/2028		15,000	13,177

Imperial Brands Finance PLC
3.500% due 07/26/2026		7,800	7,446
3.875% due 07/26/2029		4,200	3,942
4.250% due 07/21/2025		19,615	19,264
6.125% due 07/27/2027		13,000	13,268

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		10,800	8,155

Intel Corp.
5.700% due 02/10/2053		7,000	7,241
5.900% due 02/10/2063		1,842	1,956

Jabil, Inc.
5.450% due 02/01/2029		1,600	1,609

JetBlue Pass-Through Trust
2.750% due 11/15/2033		1,634	1,411
4.000% due 05/15/2034		10,850	10,080

Juniper Networks, Inc.
5.950% due 03/15/2041		42,478	42,993

Kaiser Foundation Hospitals
4.150% due 05/01/2047		14,300	12,317

Keurig Dr Pepper, Inc.
4.500% due 04/15/2052		55,300	47,457

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042		6,209	5,305
5.000% due 08/15/2042		4,000	3,568
5.000% due 03/01/2043		33,335	29,514
5.400% due 09/01/2044		300	279
5.500% due 03/01/2044		5,536	5,273
5.625% due 09/01/2041		1,700	1,640
5.800% due 03/15/2035		10,942	11,112
6.375% due 03/01/2041		10,715	11,152
6.500% due 02/01/2037		12,219	12,786
6.500% due 09/01/2039		36,840	38,410
6.550% due 09/15/2040		30,300	31,957
6.950% due 01/15/2038		800	876
7.400% due 03/15/2031		5,000	5,569
7.500% due 11/15/2040		25,567	29,151

Kinder Morgan, Inc.
5.300% due 12/01/2034		1,365	1,343
5.450% due 08/01/2052		7,100	6,708
7.800% due 08/01/2031		2,000	2,269

Kraft Heinz Foods Co.
4.125% due 07/01/2027	GBP	1,000	1,240
4.375% due 06/01/2046		$3,000	2,536
5.000% due 06/04/2042		7,013	6,588
5.500% due 06/01/2050		3,400	3,364
6.500% due 02/09/2040		44,238	48,171
7.125% due 08/01/2039		1,043	1,198

L3Harris Technologies, Inc.
4.854% due 04/27/2035		2,150	2,057

Las Vegas Sands Corp.
2.900% due 06/25/2025		2,800	2,696
3.200% due 08/08/2024		27,700	27,413
3.500% due 08/18/2026		134,500	127,400
3.900% due 08/08/2029 (l)		35,142	32,005

Leidos, Inc.
2.300% due 02/15/2031		7,900	6,535
4.375% due 05/15/2030		2,000	1,896

Leland Stanford Junior University
2.413% due 06/01/2050		12,600	8,145

Lockheed Martin Corp.
3.600% due 03/01/2035		2,500	2,217
4.300% due 06/15/2062		23,300	19,841
5.200% due 02/15/2055		27,735	27,710
5.200% due 02/15/2064		16,500	16,329
5.700% due 11/15/2054		7,960	8,494

Lowe’s Cos., Inc.
4.450% due 04/01/2062		6,300	5,152
5.850% due 04/01/2063		16,400	16,932

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026		$8,555	$8,894

Marathon Petroleum Corp.
6.500% due 03/01/2041		13,503	14,696

Marriott International, Inc.
2.750% due 10/15/2033		10,000	8,134
2.850% due 04/15/2031		9,700	8,371
3.500% due 10/15/2032		23,700	20,787
3.600% due 04/15/2024		7,600	7,593
4.625% due 06/15/2030		7,099	6,910

Marvell Technology, Inc.
2.950% due 04/15/2031		18,884	16,322
4.875% due 06/22/2028		10,200	10,072

Masco Corp.
4.500% due 05/15/2047		1,909	1,634

Massachusetts Institute of Technology
5.600% due 07/01/2111		1,668	1,838

McDonald’s Corp.
3.625% due 09/01/2049		16,800	12,771

MDC Holdings, Inc.
3.966% due 08/06/2061		10,300	8,228

Merck & Co., Inc.
2.750% due 12/10/2051		10,500	6,871
2.900% due 12/10/2061		13,900	8,740

Meta Platforms, Inc.
4.450% due 08/15/2052		3,800	3,381
4.650% due 08/15/2062		26,600	23,913
5.750% due 05/15/2063		14,096	15,124

Micron Technology, Inc.
5.300% due 01/15/2031		2,200	2,214
5.327% due 02/06/2029		6,700	6,763
6.750% due 11/01/2029		3,936	4,227

Microsoft Corp.
2.500% due 09/15/2050		30,200	19,525
2.675% due 06/01/2060		34,563	22,274
2.921% due 03/17/2052		20,266	14,340
3.041% due 03/17/2062		1,000	697

Mileage Plus Holdings LLC
6.500% due 06/20/2027		4,160	4,186

Moody’s Corp.
2.000% due 08/19/2031		1,700	1,386
3.100% due 11/29/2061		6,000	3,913
3.250% due 05/20/2050		1,500	1,076
4.875% due 12/17/2048		9,000	8,404
5.250% due 07/15/2044		4,144	4,085

Motorola Solutions, Inc.
2.300% due 11/15/2030		3,100	2,604
5.500% due 09/01/2044		5,686	5,610

MPLX LP
4.500% due 04/15/2038		300	267
4.900% due 04/15/2058		19,120	16,030
4.950% due 03/14/2052		46,052	40,479
5.200% due 03/01/2047		5,000	4,578
5.200% due 12/01/2047		2,100	1,932
5.500% due 02/15/2049		200	191

MSCI, Inc.
3.250% due 08/15/2033		5,000	4,124
3.875% due 02/15/2031		600	536

Mylan, Inc.
5.200% due 04/15/2048		17,200	14,232

National Football League
5.580% due 10/05/2033 «(j)		10,000	10,000
5.680% due 10/05/2035 «(j)		5,000	5,000
5.890% due 10/05/2043 «(j)		5,000	5,000

National Grid Electricity Transmission PLC
2.000% due 09/16/2038	GBP	919	780
2.000% due 04/17/2040		3,300	2,673

Nationwide Children’s Hospital, Inc.
4.556% due 11/01/2052		$2,500	2,315

NBCUniversal Media LLC
4.450% due 01/15/2043		19,107	16,982

Netflix, Inc.
4.875% due 04/15/2028		8,650	8,641
4.875% due 06/15/2030		500	497
5.375% due 11/15/2029		3,900	3,981

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newell Brands, Inc.
6.875% due 04/01/2036	$2,309	$2,040

Newmont Corp.
5.450% due 06/09/2044	31,100	30,656
5.750% due 11/15/2041	22,905	23,565
6.250% due 10/01/2039	1,710	1,830

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	4,600	4,376

Norfolk Southern Corp.
3.155% due 05/15/2055	3,800	2,530
3.942% due 11/01/2047	3,535	2,823
4.050% due 08/15/2052	2,510	2,010
4.100% due 05/15/2121	9,700	7,084
4.450% due 03/01/2033	5,000	4,800
4.550% due 06/01/2053	3,400	2,982
5.350% due 08/01/2054	3,000	2,980

Northern Natural Gas Co.
3.400% due 10/16/2051	3,500	2,445
4.100% due 09/15/2042	14,000	11,224
4.300% due 01/15/2049	18,375	15,277
5.625% due 02/01/2054	1,500	1,529

Northern Star Resources Ltd.
6.125% due 04/11/2033	7,600	7,640

Northrop Grumman Corp.
3.850% due 04/15/2045	9,500	7,653
5.200% due 06/01/2054	10,000	9,747

Northwell Healthcare, Inc.
3.809% due 11/01/2049	14,900	11,429

NPC Ukrenergo
6.875% due 11/09/2028	800	303

NXP BV
3.150% due 05/01/2027	1,800	1,703
3.250% due 05/11/2041	3,300	2,453
5.000% due 01/15/2033	6,410	6,274
5.350% due 03/01/2026	10,000	10,008
5.550% due 12/01/2028	2,200	2,235

Occidental Petroleum Corp.
6.200% due 03/15/2040	1,190	1,222
6.450% due 09/15/2036	1,609	1,717
6.600% due 03/15/2046	1,200	1,294
7.500% due 05/01/2031	5,000	5,569
8.875% due 07/15/2030	3,000	3,488

Ochsner LSU Health System of North Louisiana
2.510% due 05/15/2031	5,600	3,916

OCI NV
6.700% due 03/16/2033	11,600	11,572

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2024 (f)(h)	4,491	247

ONEOK Partners LP
6.125% due 02/01/2041	21,327	22,089
6.200% due 09/15/2043	47,644	49,225
6.650% due 10/01/2036	4,765	5,121
6.850% due 10/15/2037	8,494	9,282

Oracle Corp.
3.600% due 04/01/2040	22,300	17,594
3.600% due 04/01/2050	34,670	25,068
3.650% due 03/25/2041	18,500	14,535
3.800% due 11/15/2037	8,405	7,052
3.850% due 07/15/2036	1,500	1,280
3.850% due 04/01/2060	64,142	45,688
3.900% due 05/15/2035	5,000	4,390
3.950% due 03/25/2051	17,200	13,115
4.000% due 07/15/2046	15,350	12,100
4.000% due 11/15/2047	64,510	50,396
4.100% due 03/25/2061	58,450	43,928
4.125% due 05/15/2045	5,100	4,120
4.500% due 07/08/2044	1,400	1,198
4.900% due 02/06/2033	5,719	5,602
5.550% due 02/06/2053	35,400	34,654
6.900% due 11/09/2052	20,000	23,034

Orlando Health Obligated Group
3.327% due 10/01/2050	8,500	6,393

Ovintiv, Inc.
6.625% due 08/15/2037	3,310	3,459
7.100% due 07/15/2053	7,000	7,838

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	95

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Owens Corning
4.300% due 07/15/2047	$8,540	$7,084
4.400% due 01/30/2048	20,600	17,116
7.000% due 12/01/2036	246	277

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	14,885	14,202

Paramount Global
2.900% due 01/15/2027	1,100	1,007
6.875% due 04/30/2036	1,000	945

PayPal Holdings, Inc.
5.250% due 06/01/2062	4,000	3,835

PeaceHealth Obligated Group
4.787% due 11/15/2048	2,200	1,961

Perrigo Finance Unlimited Co.
4.650% due 06/15/2030	13,300	12,237

Petroleos Mexicanos
6.750% due 09/21/2047	39,095	26,029
6.950% due 01/28/2060	8,284	5,479

Pfizer Investment Enterprises Pte. Ltd.
5.110% due 05/19/2043	17,000	16,634
5.340% due 05/19/2063	15,900	15,593

Pfizer, Inc.
5.600% due 09/15/2040	16,865	17,577

Philip Morris International, Inc.
3.875% due 08/21/2042	1,875	1,503
4.125% due 03/04/2043	2,575	2,130
4.250% due 11/10/2044	24,400	20,470
4.375% due 11/15/2041	11,100	9,585
4.875% due 11/15/2043	2,500	2,286

Pioneer Natural Resources Co.
1.900% due 08/15/2030	20,000	16,813
7.200% due 01/15/2028	24,475	26,074

Prosus NV
3.680% due 01/21/2030	1,600	1,405
3.832% due 02/08/2051	18,000	11,088
4.027% due 08/03/2050	4,000	2,550

PulteGroup, Inc.
5.500% due 03/01/2026	1,775	1,777

QatarEnergy
3.125% due 07/12/2041	200	150
3.300% due 07/12/2051	22,880	16,203

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	3,457	3,508
6.332% due 09/30/2027	2,284	2,327

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	2,150	1,760

Reliance Industries Ltd.
3.750% due 01/12/2062	9,300	6,645

Reynolds American, Inc.
5.850% due 08/15/2045	6,523	6,057
6.150% due 09/15/2043	10,746	10,673

Rockies Express Pipeline LLC
7.500% due 07/15/2038	25,640	26,421

Rogers Communications, Inc.
3.800% due 03/15/2032	13,100	11,780
4.550% due 03/15/2052	22,700	19,116

Royalty Pharma PLC
3.300% due 09/02/2040	13,718	10,230
3.350% due 09/02/2051	500	329
3.550% due 09/02/2050	22,370	15,425

RTX Corp.
4.450% due 11/16/2038	6,200	5,606
5.375% due 02/27/2053	18,600	18,359
6.100% due 03/15/2034	37,600	40,209
6.400% due 03/15/2054	7,400	8,379

S&P Global, Inc.
2.900% due 03/01/2032	460	401
3.250% due 12/01/2049	1,700	1,232
3.700% due 03/01/2052 (l)	14,000	11,094
3.900% due 03/01/2062	2,800	2,193
4.250% due 05/01/2029	7,700	7,507

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	23,923	23,173
4.500% due 05/15/2030	25,465	24,500
5.000% due 03/15/2027	35,265	35,174

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 03/01/2025	$300	$300
5.750% due 05/15/2024	702	702
5.875% due 06/30/2026	6,906	6,964

Sands China Ltd.
4.625% due 06/18/2030	1,300	1,193
5.125% due 08/08/2025	31,300	30,897

Santos Finance Ltd.
3.649% due 04/29/2031	35,700	31,130
6.875% due 09/19/2033	25,000	26,456

Saudi Arabian Oil Co.
3.250% due 11/24/2050	14,600	9,901
3.500% due 11/24/2070	19,600	12,816

Seagate HDD Cayman
4.125% due 01/15/2031	1,263	1,120
9.625% due 12/01/2032	1,790	2,041

Skyworks Solutions, Inc.
3.000% due 06/01/2031	20,200	16,951

South Jersey Industries, Inc.
5.020% due 04/15/2031	28,000	22,180

Southern Co.
3.750% due 09/15/2051 •	13,400	12,544
4.250% due 07/01/2036	9,300	8,296
4.400% due 07/01/2046 (l)	19,705	16,990
5.200% due 06/15/2033	4,000	3,999

Southern Natural Gas Co. LLC
8.000% due 03/01/2032	8,346	9,606

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	2,400	2,308
4.600% due 06/15/2028	800	751

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	4,937	4,536

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	17,680	17,643

Standard Industries, Inc.
4.750% due 01/15/2028	17,100	16,333

Starbucks Corp.
3.500% due 11/15/2050	13,678	10,136

Stryker Corp.
4.850% due 12/08/2028	3,175	3,178

Suncor Energy, Inc.
7.000% due 11/15/2028	17,772	19,072

Sutter Health
3.161% due 08/15/2040	1,950	1,524
3.361% due 08/15/2050	2,600	1,916
5.164% due 08/15/2033	3,500	3,530
5.547% due 08/15/2053	2,600	2,737

T-Mobile USA, Inc.
2.050% due 02/15/2028	11,600	10,397
2.550% due 02/15/2031	10,400	8,863
2.700% due 03/15/2032	11,200	9,424
3.000% due 02/15/2041	100	74
3.300% due 02/15/2051	41,100	28,761
3.400% due 10/15/2052	32,800	23,285
3.500% due 04/15/2031	1,100	994
3.600% due 11/15/2060	47,797	33,543
3.750% due 04/15/2027	14,400	13,872
3.875% due 04/15/2030	4,395	4,118
4.375% due 04/15/2040	18,700	16,664
4.500% due 04/15/2050	52,400	45,453
5.050% due 07/15/2033	2,000	1,979
5.500% due 01/15/2055	3,600	3,596
5.650% due 01/15/2053	29,000	29,634
5.750% due 01/15/2054	10,000	10,363
5.800% due 09/15/2062	9,475	9,827

Tapestry, Inc.
7.700% due 11/27/2030	1,155	1,233
7.850% due 11/27/2033	5,250	5,702

Targa Resources Corp.
4.950% due 04/15/2052	5,900	5,174
6.125% due 03/15/2033	115	120
6.250% due 07/01/2052	14,300	14,863
6.500% due 03/30/2034	4,800	5,160
6.500% due 02/15/2053	3,000	3,219

TD SYNNEX Corp.
2.375% due 08/09/2028	9,200	8,132
2.650% due 08/09/2031	2,450	1,979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telefonica Emisiones SA
4.895% due 03/06/2048		$13,730	$12,084
5.213% due 03/08/2047		15,900	14,640
5.520% due 03/01/2049		1,685	1,619
7.045% due 06/20/2036		12,097	13,551

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		4,500	3,943
7.625% due 04/01/2037		320	366

Texas Eastern Transmission LP
4.150% due 01/15/2048		400	321

Thames Water Utilities Finance PLC
4.375% due 01/18/2031	EUR	4,600	4,628

Thomas Jefferson University
3.847% due 11/01/2057		$7,300	5,500

Thomson Reuters Corp.
5.650% due 11/23/2043		10,791	10,707

Time Warner Cable Enterprises LLC
8.375% due 07/15/2033		18,420	20,575

Time Warner Cable LLC
4.500% due 09/15/2042		18,500	13,702
5.500% due 09/01/2041		14,800	12,333
5.875% due 11/15/2040		5,200	4,509
6.550% due 05/01/2037		7,306	6,911
6.750% due 06/15/2039		52,495	50,037
7.300% due 07/01/2038		2,080	2,103

Topaz Solar Farms LLC
4.875% due 09/30/2039		4,625	4,116

TotalEnergies Capital International SA
3.386% due 06/29/2060		5,700	4,008

TransCanada PipeLines Ltd.
4.625% due 03/01/2034		800	756
4.750% due 05/15/2038		2,300	2,118
4.875% due 05/15/2048		25,600	22,781
6.200% due 10/15/2037		3,484	3,644
7.625% due 01/15/2039		10,020	11,885

Transcontinental Gas Pipe Line Co. LLC
3.950% due 05/15/2050		23,200	18,365
5.400% due 08/15/2041		4,330	4,339

Trimble, Inc.
6.100% due 03/15/2033		2,900	3,031

Trustees of the University of Pennsylvania
4.674% due 09/01/2112		2,500	2,368

Trustees of Tufts College
5.017% due 04/15/2112		3,000	2,737

TSMC Global Ltd.
2.250% due 04/23/2031		5,200	4,419

TTX Co.
4.600% due 02/01/2049		3,700	3,350

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		4,019	3,926
4.625% due 12/03/2026		1,738	1,711

UMass Memorial Health Care Obligated Group
5.363% due 07/01/2052		1,900	1,856

Union Pacific Corp.
2.973% due 09/16/2062		800	502
3.550% due 08/15/2039		2,800	2,348
3.550% due 05/20/2061		22,710	16,324
3.750% due 02/05/2070		9,600	7,070
3.799% due 04/06/2071		12,500	9,300
3.950% due 08/15/2059		10	8

United Airlines Pass-Through Trust
2.700% due 11/01/2033		3,167	2,717
3.100% due 01/07/2030		22,536	20,698
3.100% due 04/07/2030		2,912	2,597
3.450% due 06/01/2029		1,976	1,854
3.450% due 01/07/2030		698	635
3.500% due 09/01/2031		3,527	3,247
3.750% due 03/03/2028		4,924	4,775
4.000% due 10/11/2027		9,470	9,183
4.150% due 02/25/2033		7,672	7,196
4.300% due 02/15/2027		9,637	9,459
4.550% due 02/25/2033		12,063	11,108
5.875% due 04/15/2029		28,032	27,968

UnitedHealth Group, Inc.
3.050% due 05/15/2041		22,160	16,787

96	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 05/15/2051		$20,200	$14,536
3.700% due 08/15/2049		5,800	4,554
3.875% due 08/15/2059		700	543
4.200% due 01/15/2047		285	244
4.950% due 05/15/2062		5,225	4,884
5.200% due 04/15/2063		67,307	65,525
5.375% due 04/15/2054		15,000	15,267
6.050% due 02/15/2063		920	1,013

UPMC
5.377% due 05/15/2043		3,000	3,030

Vale Overseas Ltd.
3.750% due 07/08/2030		3,800	3,420
6.875% due 11/21/2036		29,006	31,020

Valero Energy Corp.
3.650% due 12/01/2051		11,700	8,475

Var Energi ASA
8.000% due 11/15/2032		9,800	11,015

VeriSign, Inc.
2.700% due 06/15/2031		15,400	12,905

Verisk Analytics, Inc.
3.625% due 05/15/2050		11,900	8,864

VF Corp.
2.950% due 04/23/2030		1,375	1,136

VMware, Inc.
1.800% due 08/15/2028		5,600	4,882
2.200% due 08/15/2031		7,700	6,269
3.900% due 08/21/2027		3,200	3,066
4.500% due 05/15/2025		2,900	2,873
4.700% due 05/15/2030		25,900	25,220

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025		1,900	1,855

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	2,450	2,444

Walt Disney Co.
2.750% due 09/01/2049		$22,900	15,223
3.600% due 01/13/2051		3,550	2,752
3.800% due 05/13/2060		18,500	14,453
4.750% due 09/15/2044		1,600	1,504

Warnermedia Holdings, Inc.
5.050% due 03/15/2042		10,440	8,978
5.141% due 03/15/2052		9,950	8,265
5.391% due 03/15/2062		42,174	35,032

Waste Connections, Inc.
2.950% due 01/15/2052		3,700	2,482

West Virginia United Health System Obligated Group
3.129% due 06/01/2050		4,400	2,893

Western & Southern Life Insurance Co.
3.750% due 04/28/2061		24,300	16,551
5.150% due 01/15/2049		16,000	14,452

Western Digital Corp.
4.750% due 02/15/2026		2,375	2,322

Western Midstream Operating LP
6.150% due 04/01/2033		7,700	7,901

Westinghouse Air Brake Technologies Corp.
4.700% due 09/15/2028		4,690	4,615

Whirlpool Corp.
5.150% due 03/01/2043		9,475	8,477

Williams Cos., Inc.
5.300% due 08/15/2052		10,250	9,800
8.750% due 03/15/2032		1,710	2,059

Woodside Finance Ltd.
4.500% due 03/04/2029		6,700	6,466

Workday, Inc.
3.800% due 04/01/2032		31,700	28,881

Yale University
2.402% due 04/15/2050		6,900	4,475

Yara International ASA
3.148% due 06/04/2030		4,800	4,191
4.750% due 06/01/2028		4,400	4,281

Zimmer Biomet Holdings, Inc.
1.164% due 11/15/2027	EUR	3,300	3,288
4.250% due 08/15/2035		$1,681	1,501
5.350% due 12/01/2028		2,100	2,131

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zoetis, Inc.
3.950% due 09/12/2047		$9,000	$7,315
4.450% due 08/20/2048		7,500	6,629
4.700% due 02/01/2043		4,069	3,729

			8,868,817

UTILITIES 17.1%

AEP Texas, Inc.
3.450% due 05/15/2051		10,000	6,857
4.150% due 05/01/2049		14,400	11,438
6.650% due 02/15/2033		1,000	1,070

AES Corp.
3.950% due 07/15/2030		7,000	6,386
5.450% due 06/01/2028		10,100	10,085

Alabama Power Co.
3.125% due 07/15/2051		1,300	904
3.450% due 10/01/2049		3,600	2,673
3.700% due 12/01/2047		100	77
3.850% due 12/01/2042		2,950	2,422
3.940% due 09/01/2032		5,500	5,105
4.300% due 07/15/2048		8,700	7,409
5.200% due 06/01/2041		200	196

Alliant Energy Finance LLC
3.600% due 03/01/2032		13,500	11,904

Ameren Illinois Co.
2.900% due 06/15/2051		32,500	21,362
3.250% due 03/15/2050		2,600	1,852
3.700% due 12/01/2047		2,200	1,725
4.150% due 03/15/2046		5,451	4,592

American Electric Power Co., Inc.
3.875% due 02/15/2062 •		9,100	8,223
5.625% due 03/01/2033		10,000	10,157

American Transmission Systems, Inc.
5.000% due 09/01/2044		13,395	12,149

American Water Capital Corp.
3.750% due 09/01/2047		5,000	3,950
4.300% due 12/01/2042		8,700	7,807
5.450% due 03/01/2054		11,000	11,104
6.593% due 10/15/2037		150	170

Appalachian Power Co.
4.400% due 05/15/2044		6,350	5,243
4.500% due 08/01/2032		4,400	4,131
5.800% due 10/01/2035		2,176	2,190
6.375% due 04/01/2036		5,146	5,430
6.700% due 08/15/2037		3,600	3,914
7.000% due 04/01/2038		2,978	3,355

Arizona Public Service Co.
3.500% due 12/01/2049		7,100	5,010
4.500% due 04/01/2042		6,104	5,256

AT&T, Inc.
3.150% due 09/04/2036	EUR	2,800	2,843
3.500% due 09/15/2053		$69,897	49,353
3.550% due 09/15/2055		127,054	88,911
3.650% due 06/01/2051		13,050	9,589
3.650% due 09/15/2059		283,528	197,560
3.800% due 12/01/2057		216,955	157,208
3.850% due 06/01/2060		29,320	21,226

Atmos Energy Corp.
4.300% due 10/01/2048		16,200	14,120
6.200% due 11/15/2053		10,300	11,615

Avista Corp.
4.000% due 04/01/2052		12,800	9,856

Baltimore Gas & Electric Co.
5.400% due 06/01/2053		7,000	6,968

Berkshire Hathaway Energy Co.
4.250% due 10/15/2050		3,400	2,766
4.450% due 01/15/2049		24,790	20,949
4.500% due 02/01/2045		580	521
4.600% due 05/01/2053		18,900	16,383
6.125% due 04/01/2036		5,200	5,533

BG Energy Capital PLC
5.125% due 10/15/2041		30,145	28,367

Black Hills Corp.
4.200% due 09/15/2046		4,284	3,382

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boston Gas Co.
4.487% due 02/15/2042	$7,784	$6,510
6.119% due 07/20/2053	17,500	17,890

British Telecommunications PLC
9.625% due 12/15/2030	10,075	12,363

Brooklyn Union Gas Co.
4.487% due 03/04/2049	7,500	5,869
6.388% due 09/15/2033	8,700	8,995

CenterPoint Energy Houston Electric LLC
2.900% due 07/01/2050	4,400	2,954
3.350% due 04/01/2051	13,900	10,094
3.600% due 03/01/2052	16,270	12,383
4.950% due 04/01/2033	7,000	6,957

Cleco Corporate Holdings LLC
4.973% due 05/01/2046	400	335

Cleco Power LLC
6.000% due 12/01/2040	18,175	18,234

Cleveland Electric Illuminating Co.
5.950% due 12/15/2036	7,000	7,070

CMS Energy Corp.
4.700% due 03/31/2043	3,837	3,389

Columbia Pipelines Operating Co. LLC
6.497% due 08/15/2043	12,500	13,423
6.544% due 11/15/2053	20,000	21,687
6.714% due 08/15/2063	9,800	10,763

Commonwealth Edison Co.
3.000% due 03/01/2050	5,200	3,482
3.125% due 03/15/2051	17,300	11,839
3.850% due 03/15/2052	8,400	6,539

Connecticut Light & Power Co.
2.050% due 07/01/2031	4,845	3,974
4.000% due 04/01/2048	1,300	1,065
4.300% due 04/15/2044	13,009	11,274

Consolidated Edison Co. of New York, Inc.
3.000% due 12/01/2060	6,480	4,042
3.600% due 06/15/2061	22,385	16,346
4.125% due 05/15/2049	18,110	14,823
4.200% due 03/15/2042	5,000	4,274
4.300% due 12/01/2056	1,270	1,051
4.500% due 05/15/2058	33,831	28,811
4.625% due 12/01/2054	2,285	2,002
5.700% due 06/15/2040	4,900	5,011
5.900% due 11/15/2053	9,600	10,253

Constellation Energy Generation LLC
5.600% due 06/15/2042	21,664	21,426
5.800% due 03/01/2033	11,900	12,272
6.250% due 10/01/2039	13,115	13,827
6.500% due 10/01/2053	7,350	8,093

Consumers Energy Co.
4.050% due 05/15/2048	8,100	6,806
4.100% due 11/15/2045	2,150	1,768
4.350% due 04/15/2049	14,000	12,245

Dayton Power & Light Co.
3.950% due 06/15/2049	11,000	8,331

Dominion Energy, Inc.
2.250% due 08/15/2031	15,600	12,776
4.600% due 03/15/2049	4,046	3,475
4.850% due 08/15/2052 (l)	17,000	15,219
5.375% due 11/15/2032	6,700	6,743

DTE Electric Co.
2.950% due 03/01/2050	4,100	2,763
3.250% due 04/01/2051	8,400	5,890
3.650% due 03/01/2052	5,600	4,247
3.950% due 06/15/2042	500	410
4.300% due 07/01/2044	9,150	7,980
5.400% due 04/01/2053	14,000	14,129

DTE Energy Co.
5.100% due 03/01/2029	5,000	4,982

Duke Energy Carolinas LLC
2.850% due 03/15/2032	6,400	5,495
3.200% due 08/15/2049	16,000	11,186
3.450% due 04/15/2051	5,600	4,080
3.550% due 03/15/2052	8,000	5,835
3.700% due 12/01/2047	15,355	11,662
3.750% due 06/01/2045	4,358	3,402
3.875% due 03/15/2046	2,034	1,616

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	97

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.950% due 03/15/2048	$9,915	$7,918
4.000% due 09/30/2042	3,500	2,917
4.250% due 12/15/2041	16,400	14,142
5.350% due 01/15/2053	11,400	11,256

Duke Energy Corp.
3.300% due 06/15/2041	7,450	5,556
3.500% due 06/15/2051	4,450	3,129
3.750% due 09/01/2046	17,725	13,395
3.950% due 08/15/2047	4,670	3,629
4.200% due 06/15/2049	5,000	4,010
6.100% due 09/15/2053	16,000	16,923

Duke Energy Florida LLC
4.200% due 07/15/2048	7,600	6,337
5.650% due 04/01/2040	6,000	6,175

Duke Energy Indiana LLC
5.400% due 04/01/2053	14,500	14,244

Duke Energy Ohio, Inc.
5.250% due 04/01/2033	800	809
5.650% due 04/01/2053	2,000	2,039

Duke Energy Progress LLC
2.500% due 08/15/2050	25,000	15,057
3.600% due 09/15/2047	44,900	33,666
4.000% due 04/01/2052	3,687	2,931
4.100% due 03/15/2043	6,026	5,027
5.250% due 03/15/2033	10,000	10,129
5.350% due 03/15/2053	9,300	9,097

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030	3,700	3,070

E.ON International Finance BV
6.650% due 04/30/2038	1,520	1,658

Edison International
5.250% due 11/15/2028	6,500	6,480
8.125% due 06/15/2053 •	17,200	17,831

Electricite de France SA
4.950% due 10/13/2045	23,555	20,786
5.000% due 09/21/2048	12,622	11,205
6.000% due 01/22/2114	19,398	18,554
6.250% due 05/23/2033	10,000	10,486
6.900% due 05/23/2053	13,800	15,063
9.125% due 03/15/2033 •(h)	5,400	5,963

Emera U.S. Finance LP
4.750% due 06/15/2046	11,300	9,298

Enel Finance America LLC
2.875% due 07/12/2041	18,100	12,306

Enel Finance International NV
4.750% due 05/25/2047	44,580	38,170
7.750% due 10/14/2052	13,700	16,776

Entergy Arkansas LLC
2.650% due 06/15/2051	5,180	3,157
3.350% due 06/15/2052	7,400	5,148
4.200% due 04/01/2049	5,800	4,817

Entergy Corp.
3.750% due 06/15/2050	13,000	9,554

Entergy Mississippi LLC
3.500% due 06/01/2051	1,500	1,088
5.000% due 09/01/2033	6,800	6,684

Entergy Texas, Inc.
4.500% due 03/30/2039	4,000	3,620
5.000% due 09/15/2052	11,900	10,885
5.800% due 09/01/2053	2,200	2,273

Evergy Kansas Central, Inc.
3.450% due 04/15/2050	8,300	5,918
5.700% due 03/15/2053	6,500	6,575

Evergy Metro, Inc.
4.125% due 04/01/2049	15,431	12,401
4.200% due 06/15/2047	1,200	978

Eversource Energy
3.350% due 03/15/2026	2,838	2,727
5.125% due 05/15/2033	9,800	9,607

Exelon Corp.
5.600% due 03/15/2053	23,600	23,575
5.625% due 06/15/2035	7,000	7,119

Fells Point Funding Trust
3.046% due 01/31/2027	20,000	18,770

FirstEnergy Corp.
3.400% due 03/01/2050	8,600	5,936

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FirstEnergy Transmission LLC
2.866% due 09/15/2028		$2,600	$2,372
4.350% due 01/15/2025		10,846	10,717
4.550% due 04/01/2049		2,969	2,516
5.450% due 07/15/2044		10,100	9,643

Florida Power & Light Co.
2.875% due 12/04/2051		8,300	5,465
3.700% due 12/01/2047		16,800	13,261
4.050% due 10/01/2044		4,200	3,596
5.300% due 04/01/2053		8,550	8,574

FORESEA Holding SA
7.500% due 06/15/2030		1,851	1,741

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	200	129
2.950% due 01/27/2029		$21,000	11,235

Georgia Power Co.
3.250% due 03/15/2051		25,300	17,783
4.750% due 09/01/2040		1,425	1,320
5.125% due 05/15/2052 (l)		34,800	33,710
5.400% due 06/01/2040		9,085	8,901

Idaho Power Co.
4.850% due 08/15/2040		8,000	7,150
5.500% due 03/15/2053		24,978	24,900

Indiana Michigan Power Co.
3.250% due 05/01/2051		19,500	13,229
4.250% due 08/15/2048		5,000	4,092
4.550% due 03/15/2046		500	428
5.625% due 04/01/2053		13,219	13,363

Indianapolis Power & Light Co.
5.650% due 12/01/2032		30,000	30,593
5.700% due 04/01/2054		3,600	3,612

Interstate Power & Light Co.
6.250% due 07/15/2039		5,000	5,248

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		14,524	13,533

Jersey Central Power & Light Co.
2.750% due 03/01/2032		6,000	5,000
6.150% due 06/01/2037		8,562	8,888

Kentucky Utilities Co.
3.300% due 06/01/2050		4,910	3,447
4.375% due 10/01/2045		7,100	6,114
5.125% due 11/01/2040		14,500	13,955
5.450% due 04/15/2033		10,000	10,221

KeySpan Gas East Corp.
3.586% due 01/18/2052		14,200	9,665

Liberty Utilities Co.
5.869% due 01/31/2034		10,000	10,109

Louisville Gas & Electric Co.
4.250% due 04/01/2049		1,900	1,595
5.450% due 04/15/2033		15,000	15,338

Massachusetts Electric Co.
5.867% due 02/26/2054		9,100	9,300

Metropolitan Edison Co.
4.300% due 01/15/2029		3,000	2,897

MidAmerican Energy Co.
2.700% due 08/01/2052		1,000	624
3.150% due 04/15/2050		1,200	838
3.650% due 08/01/2048		6,000	4,616
3.950% due 08/01/2047		8,262	6,647
4.250% due 07/15/2049		5,300	4,516
4.400% due 10/15/2044		500	437
5.300% due 02/01/2055		8,800	8,712
5.350% due 01/15/2034		5,000	5,149
5.850% due 09/15/2054		19,415	20,733

Midwest Connector Capital Co. LLC
4.625% due 04/01/2029		12,200	11,801

Mississippi Power Co.
3.100% due 07/30/2051		18,550	12,350
4.250% due 03/15/2042		7,400	6,310

Monongahela Power Co.
5.400% due 12/15/2043		9,061	8,697

National Grid PLC
2.949% due 03/30/2030	EUR	9,700	10,143
5.809% due 06/12/2033		$18,400	18,808

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	$7,000	$5,985

Nevada Power Co.
6.000% due 03/15/2054	5,000	5,282

New York State Electric & Gas Corp.
3.300% due 09/15/2049	8,800	5,901

NextEra Energy Capital Holdings, Inc.
5.650% due 05/01/2079 •	2,100	2,019

NGPL PipeCo LLC
3.250% due 07/15/2031	11,864	10,143
7.768% due 12/15/2037	1,100	1,229

Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,850	3,140
5.664% due 01/17/2054	4,600	4,581
5.783% due 09/16/2052	10,550	10,608

NiSource, Inc.
3.950% due 03/30/2048	6,830	5,352
4.375% due 05/15/2047	14,845	12,455
5.650% due 02/01/2045	8,640	8,612
5.800% due 02/01/2042	6,723	6,586

Northern States Power Co.
2.600% due 06/01/2051	300	185
4.500% due 06/01/2052	6,800	5,983
5.400% due 03/15/2054	10,000	10,078

NSTAR Electric Co.
4.400% due 03/01/2044	1,500	1,325
4.550% due 06/01/2052	5,900	5,167
4.950% due 09/15/2052	9,200	8,628

Oglethorpe Power Corp.
3.750% due 08/01/2050	10,600	7,689
4.500% due 04/01/2047	35,100	29,223
5.050% due 10/01/2048	28,500	25,669
5.250% due 09/01/2050	25,000	23,448
6.200% due 12/01/2053	2,500	2,630

Ohio Edison Co.
5.500% due 01/15/2033	4,000	3,994
6.875% due 07/15/2036	3,500	3,882
8.250% due 10/15/2038	1,000	1,247

Ohio Power Co.
2.900% due 10/01/2051	5,600	3,602
5.000% due 06/01/2033	7,600	7,462

Oklahoma Gas & Electric Co.
5.850% due 06/01/2040	4,000	4,074

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049	6,000	4,169
4.100% due 11/15/2048	421	346
4.600% due 06/01/2052	3,000	2,651
4.950% due 09/15/2052	10,200	9,603
5.250% due 09/30/2040	15,100	15,001
5.300% due 06/01/2042	600	600
7.250% due 01/15/2033	1,900	2,176
7.500% due 09/01/2038	2,590	3,111

ONEOK, Inc.
4.000% due 07/13/2027	2,730	2,640
4.450% due 09/01/2049	6,000	4,883
4.950% due 07/13/2047	4,900	4,310
5.200% due 07/15/2048	67,423	61,946
6.050% due 09/01/2033	10,000	10,434
6.625% due 09/01/2053	35,000	38,600
7.150% due 01/15/2051	7,000	7,892

Pacific Gas & Electric Co.
2.500% due 02/01/2031	22,900	19,060
3.000% due 06/15/2028	1,000	914
3.150% due 01/01/2026	25,532	24,560
3.250% due 06/01/2031	9,500	8,253
3.300% due 03/15/2027	4,910	4,653
3.300% due 12/01/2027	8,000	7,436
3.300% due 08/01/2040	11,300	8,306
3.400% due 08/15/2024	1,000	989
3.500% due 08/01/2050	68,788	47,061
3.750% due 08/15/2042	18,181	13,569
3.950% due 12/01/2047	12,183	9,124
4.000% due 12/01/2046	22,370	16,788
4.200% due 06/01/2041	2,000	1,612
4.250% due 03/15/2046	26,543	20,825
4.300% due 03/15/2045	9,100	7,202

98	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 07/01/2040	$25,910	$22,145
4.500% due 12/15/2041	27,149	21,942
4.600% due 06/15/2043	19,804	16,568
4.650% due 08/01/2028	17,000	16,449
4.750% due 02/15/2044	15,157	12,805
4.950% due 07/01/2050	42,577	36,660
5.250% due 03/01/2052	2,000	1,787
6.700% due 04/01/2053	41,696	45,185
6.750% due 01/15/2053	18,400	20,070

PacifiCorp
2.700% due 09/15/2030	1,200	1,040
2.900% due 06/15/2052	22,703	13,937
3.300% due 03/15/2051	17,431	11,646
4.125% due 01/15/2049	6,400	5,031
4.150% due 02/15/2050	5,545	4,366
5.300% due 02/15/2031	3,800	3,814
5.350% due 12/01/2053	27,100	25,255
5.450% due 02/15/2034	11,800	11,844
5.500% due 05/15/2054	20,800	20,034
5.800% due 01/15/2055	29,700	29,317
6.250% due 10/15/2037	10,000	10,544

PECO Energy Co.
2.800% due 06/15/2050	6,500	4,260
4.150% due 10/01/2044	8,900	7,596
4.600% due 05/15/2052	9,400	8,483
4.800% due 10/15/2043	1,185	1,083

Pennsylvania Electric Co.
6.150% due 10/01/2038	2,409	2,483

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050	14,100	10,493
4.875% due 07/17/2049	11,200	9,489
6.250% due 01/25/2049	1,200	1,220

PG&E Recovery Funding LLC
5.256% due 01/15/2040	5,000	5,065
5.536% due 07/15/2049	8,000	8,278

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050	9,095	6,175
5.050% due 05/15/2052	5,000	4,569

Plains All American Pipeline LP
4.500% due 12/15/2026	550	540
5.150% due 06/01/2042	300	272
6.700% due 05/15/2036	2,533	2,669

PPL Electric Utilities Corp.
3.000% due 10/01/2049	16,700	11,651
5.200% due 07/15/2041	5,500	5,301

Progress Energy, Inc.
7.750% due 03/01/2031	5,000	5,662

Public Service Co. of Colorado
3.200% due 03/01/2050	10,500	7,155
3.800% due 06/15/2047	5,000	3,859
3.950% due 03/15/2043	1,500	1,177
4.100% due 06/15/2048	4,000	3,166
4.500% due 06/01/2052	4,600	3,872
5.250% due 04/01/2053	13,700	13,019
6.250% due 09/01/2037	700	750

Public Service Co. of New Hampshire
3.600% due 07/01/2049	4,700	3,616

Public Service Co. of Oklahoma
3.150% due 08/15/2051	2,300	1,543
6.625% due 11/15/2037	1,135	1,239

Public Service Electric & Gas Co.
3.000% due 03/01/2051	2,600	1,782

Puget Energy, Inc.
4.100% due 06/15/2030	6,010	5,499
4.224% due 03/15/2032 (j)	9,500	8,625

Puget Sound Energy, Inc.
4.223% due 06/15/2048	3,800	3,123
5.448% due 06/01/2053	4,400	4,376
5.764% due 07/15/2040	8,200	8,171

Rio Oil Finance Trust
9.750% due 01/06/2027	8,075	8,411

San Diego Gas & Electric Co.
2.950% due 08/15/2051	15,400	10,388
3.320% due 04/15/2050	10,305	7,311
3.700% due 03/15/2052	15,130	11,488
3.750% due 06/01/2047	7,550	5,872

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.950% due 11/15/2041	$1,968	$1,607
4.100% due 06/15/2049	18,761	15,315
4.150% due 05/15/2048	12,140	10,162
4.500% due 08/15/2040	2,600	2,333
5.350% due 04/01/2053	23,586	23,253

Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043	32,700	31,505
5.500% due 04/08/2044	37,700	37,444

SCE Recovery Funding LLC
5.112% due 12/14/2049	3,000	2,939

Sempra
3.250% due 06/15/2027	3,300	3,111
3.400% due 02/01/2028	1,000	945
6.000% due 10/15/2039	15,145	15,489

Sierra Pacific Power Co.
5.900% due 03/15/2054	4,800	4,972

Southern California Edison Co.
2.750% due 02/01/2032	6,800	5,760
2.950% due 02/01/2051	13,000	8,457
3.450% due 02/01/2052	14,000	9,908
3.650% due 02/01/2050	12,765	9,470
3.650% due 06/01/2051	31,200	23,076
3.700% due 08/01/2025	5,000	4,892
3.900% due 12/01/2041	42,994	34,608
3.900% due 03/15/2043	6,655	5,374
4.000% due 04/01/2047	105,850	83,871
4.050% due 03/15/2042	3,834	3,179
4.125% due 03/01/2048	26,468	21,398
4.500% due 09/01/2040	445	396
4.650% due 10/01/2043	40,550	35,942
4.875% due 03/01/2049	8,096	7,243
5.150% due 06/01/2029	10,000	10,044
5.200% due 06/01/2034	10,000	9,904
5.450% due 06/01/2052	17,600	17,237
5.700% due 03/01/2053	6,900	6,922
5.750% due 04/01/2035	8,073	8,280
5.875% due 12/01/2053	7,500	7,738
6.000% due 01/15/2034	5,900	6,243
6.050% due 03/15/2039	17,000	17,800
6.650% due 04/01/2029	6,995	7,368

Southern California Gas Co.
3.750% due 09/15/2042	4,900	3,932
3.950% due 02/15/2050	8,127	6,374
4.300% due 01/15/2049	1,942	1,609
5.125% due 11/15/2040	1,300	1,257
5.200% due 06/01/2033 (l)	3,500	3,506

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	15,925	13,257
5.875% due 03/15/2041	7,500	7,583

Southern Power Co.
5.250% due 07/15/2043	1,000	947

Southwest Gas Corp.
4.050% due 03/15/2032	11,400	10,471

Southwestern Electric Power Co.
2.750% due 10/01/2026	900	844
3.250% due 11/01/2051	550	366
3.850% due 02/01/2048	20,000	14,784
5.300% due 04/01/2033	7,000	6,920
6.200% due 03/15/2040	14,340	15,174

Southwestern Public Service Co.
3.150% due 05/01/2050	18,050	11,860
3.700% due 08/15/2047	3,465	2,504
3.750% due 06/15/2049	4,000	2,954
5.150% due 06/01/2052	13,000	11,205
6.000% due 10/01/2036	2,000	1,990

System Energy Resources, Inc.
6.000% due 04/15/2028	5,400	5,512

T-Mobile USA, Inc.
6.000% due 06/15/2054	6,450	6,899

Tampa Electric Co.
4.450% due 06/15/2049	18,500	15,872

Targa Resources Partners LP
4.875% due 02/01/2031	12,800	12,265

Toledo Edison Co.
2.650% due 05/01/2028	16,667	14,911
6.150% due 05/15/2037	4,900	5,193

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Union Electric Co.
3.900% due 04/01/2052	$31,000	$24,553
5.450% due 03/15/2053	15,600	15,498

Verizon Communications, Inc.
2.987% due 10/30/2056	31,103	19,913
3.000% due 11/20/2060	500	312
3.400% due 03/22/2041	10,100	7,899
3.700% due 03/22/2061	1,400	1,025
3.850% due 11/01/2042	14,860	12,231
3.875% due 03/01/2052	29,380	23,118
4.862% due 08/21/2046	5,520	5,187
5.050% due 05/09/2033	265	265
5.500% due 02/23/2054	2,775	2,807

Virginia Electric & Power Co.
3.800% due 09/15/2047	12,700	9,836
4.000% due 11/15/2046	10,600	8,544
4.600% due 12/01/2048	4,744	4,166
5.350% due 01/15/2054	10,000	9,809
5.450% due 04/01/2053	15,000	14,858
6.000% due 05/15/2037	400	420

Vistra Operations Co. LLC
6.950% due 10/15/2033	13,000	13,888

Vodafone Group PLC
4.875% due 06/19/2049	27,855	24,956
5.125% due 06/19/2059	22,200	20,312
5.750% due 02/10/2063	3,900	3,946
6.250% due 11/30/2032	2,650	2,847
7.000% due 04/04/2079 •	5,700	5,888

Washington Gas Light Co.
3.650% due 09/15/2049	1,400	1,044

Wisconsin Electric Power Co.
5.700% due 12/01/2036	220	230

Wisconsin Power & Light Co.
3.950% due 09/01/2032	5,000	4,642

Wisconsin Public Service Corp.
2.850% due 12/01/2051	21,000	13,447
3.300% due 09/01/2049	3,100	2,198

Xcel Energy, Inc.
4.600% due 06/01/2032	10,000	9,410
5.450% due 08/15/2033	10,000	9,946
6.500% due 07/01/2036	6,900	7,420

		4,380,593

Total Corporate Bonds & Notes (Cost $22,777,362)		20,214,541

MUNICIPAL BONDS & NOTES 2.7%

CALIFORNIA 1.0%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	7,000	8,435

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	4,800	5,431

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	28,895	34,962
7.043% due 04/01/2050	15,775	19,220

Burbank, California Water Revenue Bonds, (BABs), Series 2010
5.797% due 06/01/2040	2,220	2,346

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,500	5,057

California State General Obligation Bonds, (BABs), (AGM/CR Insured), Series 2010
6.875% due 11/01/2026	2,550	2,687

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	4,840	5,697
7.550% due 04/01/2039	3,607	4,425

California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	7,575	9,256

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	99

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	$9,010	$10,385

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,215

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	870	804
3.714% due 06/01/2041	13,800	10,856

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	2,450	2,744

Los Angeles Community College District, California General Obligation Bonds, Series 2020
2.106% due 08/01/2032	5,600	4,706

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	15,400	17,285
7.618% due 08/01/2040	5,200	6,410

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	400	466

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,800	1,843

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	100	105

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	2,000	2,249

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	900	1,046

Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	500	578

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,400	12,456

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	4,305	4,903

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	25,100	28,536

Riverside County, California Revenue Bonds, Series 2020
3.818% due 02/15/2038	2,500	2,295

San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	1,800	1,973

University of California Revenue Bonds, Series 2012
4.053% due 05/15/2041	4,970	4,393
4.858% due 05/15/2112	27,844	25,987

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	7,803	7,147

		246,898

GEORGIA 0.2%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,271	2,622
6.655% due 04/01/2057	41,823	48,328

		50,950

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	$15,481	$17,513

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	4,859	4,943

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,620	2,819

Wheaton College, Illinois Revenue Bonds, Series 2004
6.090% due 10/01/2034	5,000	5,238

		31,476

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	1,750	1,962

MASSACHUSETTS 0.0%

Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	2,965	3,075

MICHIGAN 0.2%

Michigan State University Revenue Bonds, Series 2022
4.165% due 08/15/2122	16,800	13,250

University of Michigan Revenue Bonds, Series 2020
2.437% due 04/01/2040	15,000	11,114
2.562% due 04/01/2050	7,000	4,624

University of Michigan Revenue Bonds, Series 2022
4.454% due 04/01/2122	7,400	6,395

		35,383

NEVADA 0.0%

Reno, Nevada Revenue Bonds, (NPFGC Insured), Series 2005
0.000% due 06/01/2036 (f)	6,375	3,290

NEW JERSEY 0.0%

New Jersey Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	920	1,071

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	6,100	5,434

NEW YORK 0.4%

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	800	817

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	6,871
5.572% due 11/01/2038	9,000	9,239

New York City, New York Industrial Development Agency Revenue Bonds, (AGM Insured), Series 2006
6.027% due 01/01/2046	470	483

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	1,200	1,200

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	500	503
5.389% due 03/15/2040	200	198

New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	2,735	2,747

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	$8,410	$8,610

Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	500	536

Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	200	195

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	84,130	75,589

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	2,800	2,769

		109,757

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
6.449% due 02/15/2044	1,000	1,088
7.334% due 02/15/2028	1,160	1,217
7.734% due 02/15/2033	7,325	8,574
8.084% due 02/15/2050	40,725	54,108

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	60

		65,047

OREGON 0.0%

State of Oregon Department of Transportation Revenue Bonds, (BABs), Series 2010
5.834% due 11/15/2034	9,200	9,619

PENNSYLVANIA 0.1%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	12,846

TEXAS 0.4%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,000	15,998

Dallas, Texas General Obligation Bonds, Series 2005
0.000% due 02/15/2033 (f)	19,795	12,597
0.000% due 02/15/2035 (f)	8,205	4,661

Texas Natural Gas Securitization Finance Corp. Series 2023
5.102% due 04/01/2035	25,000	25,241
5.169% due 04/01/2041	25,300	25,731

Texas Transportation Commission State Highway Revenue Bonds, Series 2010
5.178% due 04/01/2030	16,000	15,988

University of Texas System Revenue Bonds, Series 2020
2.439% due 08/15/2049	8,700	5,591

		105,807

VIRGINIA 0.0%

University of Virginia Revenue Bonds, (BABs), Series 2009
6.200% due 09/01/2039	1,245	1,404

WISCONSIN 0.0%

Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, (NPFGC Insured), Series 2003
0.000% due 04/01/2036 (f)	1,900	1,004
0.000% due 04/01/2037 (f)	2,150	1,071
0.000% due 04/01/2038 (f)	2,800	1,315
0.000% due 04/01/2039 (f)	2,500	1,104

		4,494

Total Municipal Bonds & Notes (Cost $695,151)		688,513

100	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 17.7%

Freddie Mac
4.311% due 10/25/2052 ~	$18,461	$16,322
4.681% due 08/15/2032 ~	2	2

Ginnie Mae
4.500% due 09/15/2033	4	4
8.500% due 09/15/2030	3	3

Uniform Mortgage-Backed Security
3.500% due 12/01/2042 - 04/01/2049	6,992	6,379
4.000% due 10/01/2040 - 02/01/2053	610	573
7.000% due 11/01/2026	1	1

Uniform Mortgage-Backed Security, TBA
3.000% due 05/01/2054	88,800	76,491
3.500% due 04/01/2054 - 05/01/2054	295,564	264,663
4.000% due 04/01/2054 - 05/01/2054	1,405,250	1,302,031
4.500% due 04/01/2054 - 05/01/2054	1,007,200	959,466
5.000% due 04/01/2054 - 05/01/2054	1,278,000	1,247,370
5.500% due 04/01/2054 - 05/01/2054	100,000	99,511
6.000% due 04/01/2054 - 05/01/2054	454,900	458,988
6.500% due 04/01/2054 - 05/01/2054	90,000	91,922

Total U.S. Government Agencies (Cost $4,528,077)		4,523,726

U.S. TREASURY OBLIGATIONS 19.6%

U.S. Treasury Bonds
1.750% due 08/15/2041 (l)	54,000	36,463
1.875% due 02/15/2041 (l)(n)	1,167,500	814,286
2.000% due 11/15/2041 (n)(p)	83,500	58,607
2.375% due 02/15/2042 (l)(n)	673,100	500,855
2.500% due 02/15/2045 (l)(n)	498,818	364,926
2.500% due 02/15/2046 (l)(n)	185,185	133,991
2.500% due 05/15/2046 (l)(n)(p)	189,000	136,412
2.750% due 11/15/2042 (l)(n)(p)	100,000	78,305
2.750% due 08/15/2047 (n)	216,500	162,096
2.750% due 11/15/2047 (l)(n)	100,512	75,137
2.875% due 08/15/2045 (l)(n)	170,392	132,699
2.875% due 05/15/2049 (l)	597,100	454,402
2.875% due 05/15/2052 (l)(n)	233,143	176,478
3.000% due 08/15/2048 (n)	145,464	113,581
3.125% due 02/15/2043 (l)(n)	321,900	266,781
3.125% due 05/15/2048 (l)(n)(p)	91,885	73,517
3.250% due 05/15/2042 (l)(n)	230,286	195,824
3.375% due 08/15/2042 (l)(n)	151,500	130,908
3.875% due 02/15/2043 (l)(n)	163,300	151,008
4.000% due 11/15/2052 (l)(n)	210,654	198,122
4.250% due 02/15/2054	80,000	78,694

U.S. Treasury Inflation Protected Securities (g)
0.125% due 02/15/2051	166,765	99,847
0.125% due 02/15/2052	138,688	81,778
0.250% due 02/15/2050	11,155	7,053
0.875% due 02/15/2047	10,986	8,482
1.000% due 02/15/2049	10,661	8,363
1.500% due 02/15/2053	133,800	116,942

U.S. Treasury Notes
3.875% due 05/15/2043 (l)	330,600	305,224
3.875% due 08/15/2033 (l)(n)(p)	21,020	20,466

U.S. Treasury STRIPS
0.000% due 11/15/2041 (a)	35,800	15,869
0.000% due 02/15/2042 (a)	17,670	7,731
0.000% due 05/15/2042 (a)	21,000	9,079
0.000% due 11/15/2042 (a)	26,900	11,360

Total U.S. Treasury Obligations (Cost $6,108,637)		5,025,286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037		$20,220	$16,744

BANK
2.283% due 09/15/2064		7,400	6,620

BIG Commercial Mortgage Trust
6.667% due 02/15/2039 •		5,368	5,309

BX Trust
6.338% due 02/15/2039 •		12,398	12,346

COLT Mortgage Loan Trust
6.790% due 12/25/2067 þ		7,951	7,989

Countrywide Home Loan Mortgage Pass-Through Trust
6.104% due 02/25/2035 •		8	7

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.840% due 07/15/2038 •		3,000	2,702

DC Commercial Mortgage Trust
6.314% due 09/12/2040		2,000	2,047

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042		6,910	5,838
4.248% due 07/05/2033		6,100	5,652
5.922% due 04/15/2037 •		976	934

Merrill Lynch Mortgage Investors Trust
6.485% due 01/25/2029 «•		15	14
6.501% due 03/25/2028 «•		4	4

Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039		9,900	9,108

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		9,345	8,741
6.864% due 10/25/2063 þ		6,918	7,004

One New York Plaza Trust
6.390% due 01/15/2036 •		8,000	7,809

OPEN Trust
8.414% due 10/15/2028 •		8,612	8,721

PRKCM Trust
7.225% due 11/25/2058 þ		1,242	1,265

Structured Adjustable Rate Mortgage Loan Trust
5.843% due 09/25/2034 «~		97	92

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	3,345	4,224

Towd Point Mortgage Trust
6.444% due 05/25/2058 •		$1,156	1,177

VASA Trust
6.340% due 07/15/2039 •		1,000	915

Total Non-Agency Mortgage-Backed Securities (Cost $121,832)			115,262

ASSET-BACKED SECURITIES 1.4%

AASET Trust
3.844% due 01/16/2038		5,509	3,967

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ		7,191	4,836

Allegro CLO Ltd.
0.000% due 01/19/2033 •(b)		1,000	1,000

Arbor Realty Commercial Real Estate Notes Ltd.
6.790% due 11/15/2036 •		15,000	14,960

Ares CLO Ltd.
6.637% due 04/17/2033 •		17,100	17,101

BlueMountain CLO Ltd.
6.515% due 10/25/2030 •		13,700	13,700

Carlyle U.S. CLO Ltd.
6.478% due 10/15/2031 •		8,500	8,500

CIFC Funding Ltd.
6.529% due 04/20/2030 •		2,896	2,894

CQS U.S. CLO Ltd.
7.168% due 07/20/2031 •		10,277	10,314

Crestline Denali CLO Ltd.
6.636% due 10/15/2031 •		5,317	5,341

Dryden Senior Loan Fund
6.475% due 07/15/2030 •		11,400	11,446
6.479% due 10/19/2029 •		10,000	10,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Elmwood CLO Ltd.
6.619% due 10/20/2034 •	$4,000	$4,001
6.947% due 01/17/2034 •	6,550	6,580

Finance America Mortgage Loan Trust
6.314% due 11/25/2034 •	4,652	4,413

GoldenTree Loan Management U.S. CLO Ltd.
6.477% due 04/24/2031 •	10,000	10,002

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	3,411	2,943

KKR CLO Ltd.
6.756% due 01/15/2031 •	6,581	6,592

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	13,373	11,910

LCM LP
6.599% due 04/20/2031 •	9,258	9,266

LoanCore Issuer Ltd.
6.740% due 07/15/2036 •	1,524	1,518

Madison Park Funding Ltd.
6.569% due 04/20/2032 •	1,700	1,700

Magnetite Ltd.
6.680% due 10/18/2031 •	9,933	9,939

MAPS Ltd.
4.212% due 05/15/2043	1,787	1,650

Marathon CLO Ltd.
6.698% due 01/20/2033 •	19,000	19,038

Marble Point CLO Ltd.
0.000% due 01/20/2032 •	8,800	8,820

METAL LLC
4.581% due 10/15/2042	10,723	6,811

MF1 LLC
7.063% due 03/19/2039 •	1,000	1,002

MF1 Ltd.
6.521% due 10/16/2036 •	14,142	14,054

Morgan Stanley ABS Capital, Inc. Trust
6.299% due 03/25/2034 •	3,019	3,009

Northwoods Capital Ltd.
7.191% due 06/15/2031 •	2,121	2,121

Octagon Investment Partners Ltd.
6.483% due 10/20/2030 •	11,500	11,497

Rad CLO Ltd.
6.964% due 01/25/2033 •	22,100	22,188

RBSSP Resecuritization Trust
5.596% due 11/26/2036 •	171	168

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	3,774	3,468

Saranac CLO Ltd.
6.811% due 11/20/2029 •	2,088	2,093

SBA Tower Trust
3.869% due 10/15/2049 þ	11,400	11,266

Soundview Home Loan Trust
5.904% due 06/25/2036 •	5,609	5,330

Start Ltd.
4.089% due 03/15/2044	3,417	3,165

Structured Asset Securities Corp. Mortgage Loan Trust
7.444% due 08/25/2037 •	53	52

Symphony CLO Ltd.
6.522% due 01/23/2032 •	4,000	4,001
7.002% due 04/25/2034 •	14,900	14,954

Trinitas CLO Ltd.
6.693% due 04/25/2033 •	4,900	4,917

Venture CLO Ltd.
6.709% due 04/20/2032 •	8,000	8,014
6.836% due 01/15/2032 •	3,000	3,005

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	25,000	23,688
3.706% due 02/15/2057	7,100	5,848

Voya CLO Ltd.
0.000% due 07/20/2032 •(b)	4,300	4,300
6.658% due 10/17/2032 •	2,000	2,000

Wind River CLO Ltd.
6.560% due 10/18/2030 •	4,838	4,849
6.610% due 07/18/2031 •	4,113	4,111

Total Asset-Backed Securities (Cost $380,459)		368,342

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	101

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.7%

Australia Government International Bond
1.000% due 11/21/2031	AUD	64,750	$34,289
3.750% due 05/21/2034		14,300	9,147

Brazil Government International Bond
5.000% due 01/27/2045		$46,630	37,356

Chile Government International Bond
4.000% due 01/31/2052 (l)		3,200	2,535

Colombia Government International Bond
6.125% due 01/18/2041		200	173

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		37,100	21,889
3.125% due 04/16/2030		13,700	12,624
3.875% due 04/16/2050		12,600	10,103

Israel Government International Bond
3.800% due 05/13/2060		2,100	1,454
3.875% due 07/03/2050		18,000	13,341
4.125% due 01/17/2048		13,300	10,407
4.500% due 04/03/2120		4,600	3,445
5.375% due 03/12/2029		5,000	5,015
5.500% due 03/12/2034		5,000	4,959
5.750% due 03/12/2054		20,000	19,184

Mexico Government International Bond
2.750% due 11/27/2031 (g)	MXN	1,413,272	73,271
3.000% due 12/03/2026 (g)		124,997	6,981
3.771% due 05/24/2061		$59,442	38,802
4.000% due 11/30/2028 (g)	MXN	576,445	33,107
6.338% due 05/04/2053		$1,564	1,547
6.400% due 05/07/2054		25,000	24,963

Peru Government International Bond
5.940% due 02/12/2029	PEN	493	132

Poland Government International Bond
5.500% due 04/04/2053		$12,600	12,587

Qatar Government International Bond
4.400% due 04/16/2050		6,800	6,020
4.817% due 03/14/2049		4,000	3,757
5.103% due 04/23/2048		28,900	28,166

Romania Government International Bond
1.750% due 07/13/2030	EUR	9,100	8,071
2.875% due 04/13/2042		9,100	6,733
3.750% due 02/07/2034		2,900	2,753
5.625% due 02/22/2036		4,900	5,278

Saudi Government International Bond
3.450% due 02/02/2061		$13,100	8,736
4.000% due 04/17/2025		500	493
4.500% due 10/26/2046		47,700	40,861
4.625% due 10/04/2047		14,800	12,783
5.000% due 04/17/2049		15,000	13,686
5.000% due 01/18/2053		25,000	22,386
5.750% due 01/16/2054		34,400	34,142

South Africa Government International Bond
4.850% due 09/30/2029		7,300	6,561
5.750% due 09/30/2049		38,900	28,318

State Agency of Roads of Ukraine
6.250% due 06/24/2030		1,000	293

United Kingdom Gilt
4.375% due 07/31/2054	GBP	70,900	88,885

Total Sovereign Issues (Cost $794,929)			695,233

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

Forsea Holding SA «(d)	179,471	$4,330

Total Common Stocks (Cost $3,589)		4,330

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%	20,200	24,631

Total Convertible Preferred Securities (Cost $24,500)		24,631

PREFERRED SECURITIES 2.8%

BANKING & FINANCE 2.8%

American Express Co.
3.550% due 09/15/2026 •(h)	6,400,000	5,922

Bank of America Corp.
5.875% due 03/15/2028 •(h)	118,500,000	116,497

Capital One Financial Corp.
3.950% due 09/01/2026 •(h)	16,000,000	14,266

Charles Schwab Corp.
4.000% due 06/01/2026 •(h)	11,000,000	10,298
4.000% due 12/01/2030 •(h)	57,000,000	48,172
5.000% due 12/01/2027 •(h)	8,150,000	7,436

Citigroup, Inc.
3.875% due 02/18/2026 •(h)	40,000,000	37,835
4.000% due 12/10/2025 •(h)	3,000,000	2,881
4.700% due 01/30/2025 •(h)	300,000	294
7.200% due 05/15/2029 •(h)	9,400,000	9,633
7.625% due 11/15/2028 •(h)	11,200,000	11,757

CoBank ACB
4.250% due 01/01/2027 •(h)	12,600,000	10,382
6.450% due 10/01/2027 •(h)	15,000,000	14,884

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(h)	8,500,000	7,548

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(h)	21,900,000	20,053
7.500% due 02/10/2029 •(h)	3,500,000	3,711

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(h)(l)	26,000,000	24,688
4.000% due 04/01/2025 •(h)	12,700,000	12,379
4.600% due 02/01/2025 •(h)	37,600,000	37,093
4.625% due 06/01/2026 (h)	829,000	18,056
5.000% due 08/01/2024 •(h)	35,100,000	35,050
6.100% due 10/01/2024 •(h)	73,300,000	73,414
6.125% due 04/30/2024 •(h)	6,100,000	6,101
6.875% due 06/01/2029 •(h)	35,600,000	36,926
8.868% (TSFR3M + 3.562%) due 05/01/2024 ~(h)	8,410,000	8,426
9.348% (TSFR3M + 4.042%) due 05/01/2024 ~(h)	3,000,000	3,007

MetLife Capital Trust
7.875% due 12/15/2067	23,640,000	25,404

Morgan Stanley
6.500% due 10/15/2027 (h)	618,300	16,267

Nationwide Building Society
10.250% ~	3,993	684

	SHARES	MARKET VALUE (000S)

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(h)	4,100,000	$3,587
6.250% due 03/15/2030 •(h)	2,535,000	2,456

State Street Corp.
6.700% due 03/15/2029 •(h)	11,900,000	12,130

SVB Financial Group
4.100% due 02/15/2031 ^(c)(h)	12,900,000	202

U.S. Bancorp
5.300% due 04/15/2027 •(h)	14,771,000	14,179

Wells Fargo & Co.
3.900% due 03/15/2026 •(h)	36,874,000	35,106
5.900% due 06/15/2024 ~(h)	22,000,000	22,004
7.625% due 09/15/2028 •(h)	5,800,000	6,200

		714,928

UTILITIES 0.0%

Sempra
4.875% due 10/15/2025 •(h)	7,450,000	7,320

Total Preferred Securities (Cost $756,214)		722,248

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (k) 0.1%
		14,550

U.S. TREASURY BILLS 0.0%
5.367% due 04/11/2024 - 06/13/2024 (e)(f)(l)(n)(p)	$8,069	8,023

Total Short-Term Instruments (Cost $22,573)		22,573

Total Investments in Securities (Cost $36,372,793)		32,560,423

	SHARES
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.2%

PIMCO Short-Term Floating NAV Portfolio III	31,401,581	305,443

Total Short-Term Instruments (Cost $305,442)		305,443

Total Investments in Affiliates (Cost $305,442)		305,443

Total Investments 128.3% (Cost $36,678,235)		$32,865,866

Financial Derivative Instruments (m)(o) 0.1% (Cost or Premiums, net $283,790)		13,546

Other Assets and Liabilities, net (28.4)%		(7,272,848)

Net Assets 100.0%		$25,606,564

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

102	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	0.000%	04/02/2032	02/11/2020 - 08/23/2021	$ 54,429	$39,005	0.15%
National Football League	5.580	10/05/2033	03/14/2024	10,000	10,000	0.04
National Football League	5.680	10/05/2035	03/14/2024	5,000	5,000	0.02
National Football League	5.890	10/05/2043	03/14/2024	5,000	5,000	0.02
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	24,000	25,660	0.10
Puget Energy, Inc.	4.224	03/15/2032	03/14/2022	9,500	8,625	0.03

				$ 107,929	$93,290	0.36%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	5.330%	03/20/2024	04/02/2024	$3,338	U.S. Treasury Bonds 1.750% due 08/15/2041	$(3,387)	$3,338	$3,344
JPS	5.350	03/26/2024	04/01/2024	11,213	U.S. Treasury Bonds 3.375% due 05/15/2044	(11,264)	11,212	11,222

Total Repurchase Agreements						$(14,651)	$14,550	$14,566

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	5.420%	03/19/2024	04/02/2024		$(106,119)	$(106,327)
BOS	5.250	03/22/2024	04/16/2024		(4,569)	(4,576)
	5.270	03/22/2024	04/16/2024		(17,549)	(17,575)
	5.410	03/18/2024	04/03/2024		(27,242)	(27,299)
BPS	4.500	02/15/2024	TBD	(3)	(732)	(736)
BRC	4.250	03/27/2024	TBD	(3)	(1,253)	(1,254)
	4.750	02/23/2024	TBD	(3)	(2,799)	(2,814)
	4.750	02/27/2024	TBD	(3)	(2,250)	(2,260)
	5.200	07/28/2023	TBD	(3)	(8,621)	(8,930)
	5.300	02/26/2024	TBD	(3)	(34,454)	(34,632)
BSN	5.420	03/11/2024	04/18/2024		(2,830)	(2,839)
CIB	5.420	03/14/2024	04/03/2024		(12,555)	(12,589)
	5.420	03/20/2024	04/03/2024		(63,963)	(64,078)
DEU	5.390	03/14/2024	04/03/2024		(2,136)	(2,142)
	5.420	03/14/2024	04/08/2024		(2,532)	(2,539)
	5.420	03/14/2024	04/18/2024		(4,115)	(4,126)
	5.420	03/25/2024	04/18/2024		(4,865)	(4,870)
JML	4.750	02/15/2024	TBD	(3)	(679)	(684)
JPS	5.250	03/27/2024	05/03/2024		(3,480)	(3,483)
	5.300	03/22/2024	05/03/2024		(74,400)	(74,510)
	5.300	03/27/2024	05/03/2024		(5,848)	(5,852)
NOM	4.750	03/21/2024	TBD	(3)	(3,015)	(3,019)
	5.430	03/12/2024	04/03/2024		(1,978)	(1,984)
NXN	5.410	02/06/2024	04/04/2024		(1,009,873)	(1,018,220)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	103

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	5.410%	03/22/2024	04/04/2024		$(38,588)	$(38,645)
	5.420	04/04/2024	04/18/2024		(878,438)	(878,437)
RDR	4.500	07/28/2023	TBD	(3)	(13,492)	(13,910)
STR	5.460	03/28/2024	04/01/2024		(1,229,043)	(1,229,788)
	5.470	04/01/2024	04/02/2024		(956,235)	(956,235)
TDM	5.150	02/20/2024	TBD	(3)	(744)	(748)

Total Reverse Repurchase Agreements						$(4,525,101)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BCY	5.420%	03/20/2024	04/18/2024	$(21,949)	$(21,989)
GSC	5.420	03/18/2024	04/03/2024	(2,163)	(2,168)
	5.430	03/18/2024	04/03/2024	(2,462)	(2,467)
MSC	5.430	03/20/2024	04/01/2024	(3,201)	(3,207)
	5.430	03/22/2024	04/01/2024	(11,156)	(11,172)
UBS	5.410	02/02/2024	04/04/2024	(64,454)	(65,028)
	5.410	02/05/2024	04/04/2024	(7,038)	(7,098)
	5.410	02/12/2024	04/04/2024	(2,335)	(2,353)
	5.410	02/13/2024	04/04/2024	(2,032)	(2,047)
	5.410	02/15/2024	04/04/2024	(25,816)	(25,995)
	5.410	02/26/2024	04/04/2024	(68)	(69)
	5.420	01/23/2024	04/02/2024	(176)	(178)
	5.420	01/26/2024	04/02/2024	(9,654)	(9,751)
	5.420	01/31/2024	04/02/2024	(140)	(141)
	5.420	02/01/2024	04/02/2024	(1,419)	(1,432)
	5.420	02/02/2024	04/02/2024	(9,791)	(9,878)
	5.420	02/05/2024	04/02/2024	(2,111)	(2,129)
	5.420	02/07/2024	04/18/2024	(16,061)	(16,193)
	5.420	02/09/2024	04/18/2024	(19,743)	(19,900)
	5.420	02/12/2024	04/02/2024	(13,078)	(13,175)
	5.420	02/12/2024	04/18/2024	(15,507)	(15,621)
	5.420	02/13/2024	04/02/2024	(47,307)	(47,651)
	5.420	02/13/2024	04/18/2024	(11,084)	(11,165)
	5.420	02/14/2024	04/18/2024	(8,199)	(8,258)
	5.420	02/16/2024	04/02/2024	(689)	(694)
	5.420	02/20/2024	04/18/2024	(4,091)	(4,116)
	5.420	02/21/2024	04/02/2024	(21,968)	(22,100)
	5.420	02/21/2024	04/18/2024	(25,629)	(25,784)
	5.420	02/23/2024	04/02/2024	(952)	(958)
	5.420	02/23/2024	04/18/2024	(2,727)	(2,742)
	5.420	02/26/2024	04/18/2024	(890)	(894)
	5.420	02/27/2024	04/26/2024	(87,210)	(87,656)
	5.420	02/28/2024	04/18/2024	(508)	(511)
	5.420	03/18/2024	04/26/2024	(2,238)	(2,242)
	5.420	03/20/2024	04/18/2024	(3,658)	(3,665)

Total Sale-Buyback Transactions					$(450,427)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(5)
U.S. Government Agencies (1.0)%
Uniform Mortgage-Backed Security	4.000%	04/01/2054	$2,000	$(1,861)	$(1,859)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2054	257,000	(244,436)	(244,761)

Total Short Sales (1.0)%				$(246,297)	$(246,620)

104	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Payable for Short Sales(5)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(6)
Global/Master Repurchase Agreement
BOM	$0	$(106,327)	$0	$0	$(106,327)	$105,436	$(891)
BOS	0	(49,450)	0	0	(49,450)	51,750	2,300
BPS	0	(736)	0	0	(736)	743	7
BRC	0	(49,890)	0	0	(49,890)	52,534	2,644
BSN	0	(2,839)	0	0	(2,839)	2,790	(49)
CIB	0	(76,667)	0	0	(76,667)	76,302	(365)
DEU	3,344	(13,677)	0	0	(10,333)	10,187	(146)
JML	0	(684)	0	0	(684)	690	6
JPS	11,222	(83,845)	0	0	(72,623)	76,100	3,477
NOM	0	(5,003)	0	0	(5,003)	5,042	39
NXN	0	(1,935,302)	0	0	(1,935,302)	1,064,968	(870,334)
RDR	0	(13,910)	0	0	(13,910)	14,448	538
STR	0	(2,186,023)	0	0	(2,186,023)	1,246,791	(939,232)
TDM	0	(748)	0	0	(748)	754	6

Master Securities Forward Transaction Agreement
BCY	0	0	(21,989)	0	(21,989)	21,913	(76)
GSC	0	0	(4,635)	0	(4,635)	4,635	(0)
MSC	0	0	(14,379)	(1,859)	(16,238)	14,351	(1,887)
UBS	0	0	(409,424)	0	(409,424)	407,460	(1,964)

Total Borrowings and Other Financing Transactions	$14,566	$(4,525,101)	$(450,427)	$(1,859)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(22,151)	$(83,845)	$(64,944)	$(170,940)
U.S. Treasury Obligations	(1,229,788)	(1,285,658)	0	0	(2,515,446)
Sovereign Issues	0	0	0	(2,260)	(2,260)
Preferred Securities	0	0	0	(1,783)	(1,783)

Total	$(1,229,788)	$(1,307,809)	$(83,845)	$(68,987)	$(2,690,429)

Sale-Buyback Transactions
U.S. Treasury Obligations	(14,379)	(436,048)	0	0	(450,427)

Total	$(14,379)	$(436,048)	$0	$0	$(450,427)

Total Borrowings	$(1,244,167)	$(1,743,857)	$(83,845)	$(68,987)	$(3,140,856)

Payable for reverse repurchase agreements and sale-buyback financing transactions (7)					$(3,140,856)

(l)	Securities with an aggregate market value of $3,175,989 and cash of $540 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(3,682,632) at a weighted average interest rate of 5.269%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(735) of deferred price drop.
(5)	Payable for short sales includes $(7) of accrued interest.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(7)	Unsettled reverse repurchase agreements liability of $(1,834,672) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	105

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

(m) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	414	$414	$(142)	$(41)
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	732	732	(213)	(109)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	414	414	(148)	(157)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	732	732	(403)	(74)

Total Written Options					$(906)	$(381)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	2,993	$386,097	$8,194	$1,403	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2024	358	$(51,515)	$(794)	$0	$(243)
Japan Government 10-Year Bond June Futures	06/2024	176	(169,361)	(50)	244	(163)
U.S. Treasury 5-Year Note June Futures	06/2024	4,096	(438,336)	(1,003)	480	0
U.S. Treasury 10-Year Note June Futures	06/2024	1,738	(192,565)	(1,343)	136	0
United Kingdom Long Gilt June Futures	06/2024	1,245	(157,043)	(450)	0	(659)

				$(3,640)	$860	$(1,065)

Total Futures Contracts				$4,554	$2,263	$(1,065)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Citigroup, Inc.	(1.000)%	Quarterly	12/20/2032	0.768%	$7,500	$306	$(427)	$(121)	$0	$(6)
JPMorgan Chase & Co.	(1.000)	Quarterly	12/20/2032	0.592	12,500	269	(643)	(374)	0	(5)

						$575	$(1,070)	$(495)	$0	$(11)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.485%	$ 11,600	$2,127	$(1,236)	$891	$0	$0
AES Corp.	5.000	Quarterly	06/20/2027	0.801	15,000	2,072	(168)	1,904	14	0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595	87,600	(468)	1,846	1,378	35	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2024	0.032	17,050	409	(365)	44	1	0
Boeing Co.	1.000	Quarterly	06/20/2026	0.650	2,200	(16)	34	18	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.732	1,000	(6)	13	7	0	0
Boeing Co.	1.000	Quarterly	06/20/2027	0.788	2,200	(49)	64	15	1	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	0.511	EUR 11,000	18	216	234	2	0
British Telecommunications PLC	1.000	Quarterly	12/20/2028	0.596	5,600	(14)	123	109	0	(2)
Cellnex Telecom SA	5.000	Quarterly	12/20/2030	1.429	9,000	1,792	293	2,085	25	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.096	$ 10,700	169	(143)	26	1	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.101	59,200	518	(114)	404	4	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170	5,200	62	32	94	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204	5,100	68	38	106	0	(1)
General Motors Co.	5.000	Quarterly	06/20/2028	0.825	1,600	227	32	259	1	0
Lennar Corp.	5.000	Quarterly	12/20/2025	0.266	4,900	890	(495)	395	0	0
NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2026	0.333	15,900	469	(239)	230	2	0

106	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Prudential Financial, Inc.	1.000%	Quarterly	12/20/2024	0.191%	$ 17,700	$390	$(280)	$110	$2	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	0.266	EUR 31,750	(1,210)	1,526	316	10	0
Teck Resources Ltd.	5.000	Quarterly	06/20/2026	0.491	$ 10,800	1,878	(826)	1,052	4	0
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	0.511	EUR 5,100	44	64	108	1	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.399	7,700	82	121	203	3	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.439	$ 10,000	240	(96)	144	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.518	45,200	(132)	947	815	0	(9)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2028	0.567	9,700	(24)	197	173	0	(2)
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.143	EUR 9,600	227	(203)	24	1	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	0.672	13,350	26	166	192	11	0
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	0.342	$ 10,900	78	111	189	0	(5)

						$9,867	$1,658	$11,525	$118	$(20)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$ 34,916	$(6)	$80	$74	$5	$0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	5,270	(15)	43	28	0	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	36,892	(1,371)	981	(390)	31	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	276	(8)	7	(1)	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	32,292	(1,171)	1,004	(167)	3	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028	400	(30)	23	(7)	0	0
CDX.EM-40 5-Year Index	1.000	Quarterly	12/20/2028	11,200	(526)	258	(268)	0	(1)
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	81,680	1,150	751	1,901	9	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	2,443,800	29,312	27,288	56,600	193	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	6,130,900	137,138	3,396	140,534	520	0
iTraxx Europe Main 41 5-Year Index	1.000	Quarterly	06/20/2029	EUR 176,000	4,141	110	4,251	101	0

					$168,614	$33,941	$202,555	$862	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	5,700	$(31)	$382	$351	$29	$0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		10,400	(44)	(8)	(52)	0	(52)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	09/15/2024	JPY	23,360,600	(157)	222	65	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		290,200	(55)	70	15	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	09/20/2043		9,970,000	1,441	1,552	2,993	0	(251)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025	$	2,040,500	13,114	7,984	21,098	2,161	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026		275,000	1,177	25,648	26,825	495	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		776,800	60,942	40,942	101,884	1,928	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		584,500	37,865	22,274	60,139	1,088	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		215,300	1,259	(446)	813	114	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	202,200	(1,523)	4,906	3,383	732	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	03/20/2034		237,000	(1,262)	5,150	3,888	920	0
Pay	6-Month EUR-EURIBOR	0.050	Annual	09/20/2028	EUR	162,400	0	(20,390)	(20,390)	268	0
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		15,100	(47)	288	241	81	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		15,300	(49)	279	230	81	0
Receive(6)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		9,900	(31)	(53)	(84)	0	(84)
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		71,800	1,496	134	1,630	412	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2053		37,560	3,672	15,799	19,471	0	(294)
Receive	6-Month EUR-EURIBOR	0.495	Annual	09/20/2053		50,000	0	20,451	20,451	0	(426)
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		172,400	(7,876)	(934)	(8,810)	0	(2,067)

							$109,891	$124,250	$234,141	$8,309	$(3,176)

Total Swap Agreements							$288,947	$158,779	$447,726	$9,289	$(3,208)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	107

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,263	$9,304	$11,567	$(381)	$(1,065)	$(3,228)	$(4,674)

(n)

Securities with an aggregate market value of $480,378 and cash of $9,748 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $15 and liablity of $(20) for closed swap agreements is outstanding at period end.

(o) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	AUD	6,236		$4,089	$25	$0
	04/2024		$300	AUD	458	0	(2)
	05/2024	AUD	458		$301	2	0

BOA	04/2024	GBP	33,643		43,001	538	0
	04/2024		$421	AUD	643	0	(2)
	04/2024		1,416	GBP	1,111	0	(14)
	04/2024		2,520	JPY	380,743	0	(5)
	05/2024	AUD	643		$421	2	0
	05/2024	JPY	379,012		2,520	5	0

BPS	04/2024	CAD	1,659		1,233	8	0
	04/2024	GBP	35,543		45,119	258	0
	04/2024		$188	AUD	288	0	0
	04/2024		2,585	CAD	3,500	5	(7)

CBK	04/2024	GBP	28,113		$35,812	345	(15)
	04/2024		$6,270	AUD	9,486	0	(88)
	06/2024	PEN	13,660		$3,698	32	0

DUB	04/2024	EUR	64,147		69,722	517	0

JPM	04/2024	CAD	1,826		1,344	0	(4)
	04/2024		$2,651	CAD	3,599	6	0
	06/2024		143	MXN	2,428	1	0

MBC	04/2024	AUD	5,414		$3,556	28	0
	04/2024	GBP	779		999	16	0
	04/2024		$122,476	GBP	96,967	0	(89)
	05/2024	GBP	96,967		$122,496	90	0

108	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MYI	04/2024		$69,420	EUR	64,147	$0	$(215)
	05/2024	EUR	64,147		$69,504	219	0

RBC	04/2024	CAD	3,614		2,658	0	(11)
	04/2024	MXN	387		22	0	(1)

SSB	05/2024		1,830,458		107,728	0	(1,655)

TOR	04/2024	AUD	50,712		33,238	191	0
	04/2024	JPY	382,280		2,558	33	0
	05/2024	AUD	549		359	1	0

UAG	04/2024		$33,293	AUD	50,937	0	(100)
	05/2024	AUD	50,937		$33,321	100	0

Total Forward Foreign Currency Contracts						$2,422	$(2,208)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500%	02/13/2025	95,800	$1,442	$939

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.600	12/13/2024	171,300	1,944	1,147

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.975	05/29/2024	310,600	342	228
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.130	08/14/2024	250,000	9,000	2,245
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.920	02/27/2025	41,600	1,818	1,345

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.830	08/30/2024	100,000	3,700	2,168

Total Purchased Options							$18,246	$8,072

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	24,300	$ (45)	$(5)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	24,300	(45)	(2)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	14,300	(44)	(61)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	14,300	(44)	(6)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	13,800	(41)	(77)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	13,800	(41)	(7)

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	23,300	(34)	(35)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	23,300	(34)	(32)

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	32,100	(107)	(104)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	32,100	(107)	(38)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	50,700	(143)	(186)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	50,700	(143)	(89)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.195	05/29/2024	155,300	(342)	(12)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.776	08/14/2024	1,000,000	(9,000)	(1,377)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.244	02/27/2025	158,100	(1,818)	(1,369)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	23,300	(39)	(7)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	23,300	(39)	(16)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	21,300	(80)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	21,300	(80)	(48)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	20,850	(71)	(38)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	20,850	(71)	(18)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	20,850	(82)	(51)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	21,000	(73)	(83)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	20,850	(82)	(24)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	21,000	(73)	(15)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	23,700	(82)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	23,700	(82)	(55)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	10,700	(33)	(8)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	10,700	(33)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	14,200	(40)	(53)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	14,200	(40)	(21)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	44,800	(107)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	44,800	(107)	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	109

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.410%	08/30/2024	400,000	$(3,705)	$(1,481)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	23,000	(85)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	23,000	(84)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	23,000	(84)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	23,000	(85)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	23,000	(84)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	23,000	(84)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	11,300	(42)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	11,300	(42)	(37)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	21,600	(62)	(69)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	21,600	(62)	(38)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	22,700	(63)	(83)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	22,700	(63)	(40)

							$(17,747)	$(5,600)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$95.078	04/04/2024	13,300	$(50)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	95.156	04/04/2024	11,200	(43)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.180	04/04/2024	13,300	(52)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.766	04/04/2024	20,000	(55)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.078	04/04/2024	13,300	(39)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.156	04/04/2024	11,200	(29)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	40,000	(191)	(60)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	40,000	(138)	(246)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.195	06/06/2024	19,900	(96)	(85)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	99.195	06/06/2024	19,900	(61)	(49)

					$(754)	$(458)

Total Written Options					$(18,501)	$(6,058)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	0.871%	$	1,400	$(37)	$42	$5	$0
	Italy Government International Bond	1.000	Quarterly	12/20/2026	0.335		43,300	80	678	758	0

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2026	0.871		1,100	(30)	34	4	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202		700	(62)	58	0	(4)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.268		8,800	98	(48)	50	0

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.287		3,000	46	(29)	17	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.321		18,900	(79)	177	98	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2026	0.674		9,300	(242)	309	67	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.298		8,400	183	(82)	101	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.274		700	(7)	11	4	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.268		1,400	13	(5)	8	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.224		400	(4)	5	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.274		1,100	4	2	6	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	0.871		1,100	(29)	33	4	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		300	(11)	11	0	0
	Italy Government International Bond	1.000	Quarterly	12/20/2026	0.335		13,100	9	220	229	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.122		14,800	(239)	274	35	0

GST	Colombia Government International Bond	1.000	Quarterly	06/20/2026	0.674		9,400	(245)	313	68	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		12,300	(498)	500	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202		5,700	(508)	471	0	(37)
	Equinix, Inc.	5.000	Quarterly	06/20/2027	0.993		8,800	1,230	(166)	1,064	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		16,900	(141)	250	109	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835		5,200	(55)	93	38	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	0.712		12,400	(498)	528	30	0

JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		200	(8)	8	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.360		9,300	(73)	202	129	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.108		19,000	260	(215)	45	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.139		9,400	130	(68)	62	0
	Nissan Motor Acceptance Co. LLC	1.000	Quarterly	12/20/2026	1.246		73,600	(936)	500	0	(436)

110	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
MYC	Brookfield Asset Management, Inc.	1.000%	Quarterly	06/20/2025	0.271%	$	8,300	$0	$75	$75	$0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		3,400	(192)	193	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202		4,000	(357)	331	0	(26)
	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.100		18,300	357	(232)	125	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		14,000	(123)	214	91	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.315		1,500	(21)	39	18	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.461		23,100	65	260	325	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.531		16,700	(56)	293	237	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	0.723		7,200	(139)	218	79	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835		31,300	(330)	560	230	0

								$(2,445)	$6,057	$4,115	$(503)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$1,800	$(53)	$52	$0	$(1)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	12,005	(448)	443	0	(5)

MEI	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	1	0	0	0	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,700	(228)	224	0	(4)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	15,280	(581)	575	0	(6)

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,900	(140)	138	0	(2)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	7,500	(9)	(15)	0	(24)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,200	(92)	90	0	(2)

						$(1,551)	$1,507	$0	$(44)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Pay	iBoxx USD Investment Grade Corporate Bond ETF	957,216	4.830% (1-Month USD-LIBOR less a specified spread)	Monthly	06/28/2024	$	104,260	$0	$280	$280	$0
	Pay	iBoxx USD Investment Grade Corporate Bond ETF	1,750,000	4.830% (1-Month USD-LIBOR less a specified spread)	Monthly	07/10/2024		190,610	0	577	577	0

									$0	$857	$857	$0

Total Swap Agreements									$(3,996)	$8,421	$4,972	$(547)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$27	$0	$0	$27	$(2)	$0	$0	$(2)	$25	$0	$25
BOA	545	0	763	1,308	(21)	0	0	(21)	1,287	(1,350)	(63)
BPS	271	0	54	325	(7)	0	(4)	(11)	314	(380)	(66)
BRC	0	0	295	295	0	0	0	0	295	(260)	35
CBK	377	0	275	652	(103)	(158)	0	(261)	391	(270)	121
CKL	0	0	0	0	0	(67)	0	(67)	(67)	0	(67)
DUB	517	939	0	1,456	0	0	0	0	1,456	(1,380)	76
FAR	0	1,147	0	1,147	0	(417)	0	(417)	730	(1,150)	(420)
GLM	0	3,818	0	3,818	0	(3,059)	0	(3,059)	759	(1,050)	(291)
GST	0	0	1,311	1,311	0	0	(43)	(43)	1,268	(1,300)	(32)
JPM	7	0	1,093	1,100	(4)	(606)	(436)	(1,046)	54	3,656	3,710
MBC	134	0	0	134	(89)	0	0	(89)	45	0	45
MYC	0	2,168	1,181	3,349	0	(1,751)	(36)	(1,787)	1,562	(1,870)	(308)
MYI	219	0	0	219	(215)	0	0	(215)	4	0	4
RBC	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
SAL	0	0	0	0	0	0	(26)	(26)	(26)	202	176

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	111

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
SSB	$0	$0	$0	$0	$(1,655)	$0	$0	$(1,655)	$(1,655)	$2,039	$384
TOR	225	0	0	225	0	0	0	0	225	0	225
UAG	100	0	0	100	(100)	0	(2)	(102)	(2)	184	182

Total Over the Counter	$2,422	$8,072	$4,972	$15,466	$(2,208)	$(6,058)	$(547)	$(8,813)

(p)

Securities with an aggregate market value of $6,081 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,263	$2,263
Swap Agreements	0	995	0	0	8,309	9,304

	$0	$995	$0	$0	$10,572	$11,567

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,422	$0	$2,422
Purchased Options	0	0	0	0	8,072	8,072
Swap Agreements	0	4,115	857	0	0	4,972

	$0	$4,115	$857	$2,422	$8,072	$15,466

	$0	$5,110	$857	$2,422	$18,644	$27,033

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$381	$381
Futures	0	0	0	0	1,065	1,065
Swap Agreements	0	52	0	0	3,176	3,228

	$0	$52	$0	$0	$4,622	$4,674

112	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,208	$0	$2,208
Written Options	0	0	0	0	6,058	6,058
Swap Agreements	0	547	0	0	0	547

	$0	$547	$0	$2,208	$6,058	$8,813

	$0	$599	$0	$2,208	$10,680	$13,487

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7,012	$7,012
Futures	0	0	0	0	56,517	56,517
Swap Agreements	0	263,230	0	0	107,009	370,239

	$0	$263,230	$0	$0	$170,538	$433,768

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22,757)	$0	$(22,757)
Purchased Options	0	0	0	0	778	778
Written Options	0	0	0	0	30,175	30,175
Swap Agreements	0	11,643	3,271	0	0	14,914

	$0	$11,643	$3,271	$(22,757)	$30,953	$23,110

	$0	$274,873	$3,271	$(22,757)	$201,491	$456,878

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1,268)	$(1,268)
Futures	0	0	0	0	(37,821)	(37,821)
Swap Agreements	0	(25,450)	0	0	(31,032)	(56,482)

	$0	$(25,450)	$0	$0	$(70,121)	$(95,571)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,302	$0	$11,302
Purchased Options	0	0	0	0	(31,886)	(31,886)
Written Options	0	0	0	0	53,040	53,040
Swap Agreements	0	1,129	(238)	0	0	891

	$0	$1,129	$(238)	$11,302	$21,154	$33,347

	$0	$(24,321)	$(238)	$11,302	$(48,967)	$(62,224)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$123,291	$32,447	$155,738
Corporate Bonds & Notes
Banking & Finance	0	6,939,471	25,660	6,965,131
Industrials	0	8,848,817	20,000	8,868,817
Utilities	0	4,380,593	0	4,380,593
Municipal Bonds & Notes
California	0	246,898	0	246,898
Georgia	0	50,950	0	50,950
Illinois	0	31,476	0	31,476
Indiana	0	1,962	0	1,962
Massachusetts	0	3,075	0	3,075
Michigan	0	35,383	0	35,383
Nevada	0	3,290	0	3,290
New Jersey	0	1,071	0	1,071

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
New Mexico	$0	$5,434	$0	$5,434
New York	0	109,757	0	109,757
Ohio	0	65,047	0	65,047
Oregon	0	9,619	0	9,619
Pennsylvania	0	12,846	0	12,846
Texas	0	105,807	0	105,807
Virginia	0	1,404	0	1,404
Wisconsin	0	4,494	0	4,494
U.S. Government Agencies	0	4,523,726	0	4,523,726
U.S. Treasury Obligations	0	5,025,286	0	5,025,286
Non-Agency Mortgage-Backed Securities	0	115,152	110	115,262
Asset-Backed Securities	1,000	367,342	0	368,342
Sovereign Issues	0	695,233	0	695,233
Common Stocks
Industrials	0	0	4,330	4,330

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	113

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)	March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Convertible Preferred Securities
Banking & Finance	$24,631	$0	$0	$24,631
Preferred Securities
Banking & Finance	34,323	680,605	0	714,928
Utilities	0	7,320	0	7,320
Short-Term Instruments
Repurchase Agreements	0	14,550	0	14,550
U.S. Treasury Bills	0	8,023	0	8,023

	$59,954	$32,417,922	$82,547	$32,560,423

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$305,443	$0	$0	$305,443

Total Investments	$365,397	$32,417,922	$82,547	$32,865,866

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(246,620)	$0	$(246,620)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	244	11,308	0	11,552
Over the counter	0	15,466	0	15,466

	$244	$26,774	$0	$27,018

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,065)	(3,589)	0	(4,654)
Over the counter	0	(8,813)	0	(8,813)

	$(1,065)	$(12,402)	$0	$(13,467)

Total Financial Derivative Instruments	$(821)	$14,372	$0	$13,551

Totals	$364,576	$32,185,674	$82,547	$32,632,797

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

114	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Low Duration Portfolio	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.8%

CORPORATE BONDS & NOTES 20.1%

BANKING & FINANCE 14.6%

AerCap Ireland Capital DAC
3.875% due 01/23/2028	$500	$474

American Express Co.
2.550% due 03/04/2027	6,250	5,839
6.338% due 10/30/2026 •	900	912

American Tower Corp.
5.800% due 11/15/2028	2,600	2,664

Aviation Capital Group LLC
4.125% due 08/01/2025	800	779

Banco Santander SA
5.552% due 03/14/2028 •	2,000	2,001

Bank of America Corp.
1.658% due 03/11/2027 •	6,100	5,684
1.734% due 07/22/2027 •	3,000	2,766
2.592% due 04/29/2031 •	7,000	6,038
3.093% due 10/01/2025 •	4,900	4,836
4.271% due 07/23/2029 •	2,000	1,929
4.827% due 07/22/2026 •	8,000	7,931

Banque Federative du Credit Mutuel SA
5.896% due 07/13/2026	2,500	2,534

Barclays PLC
4.375% due 01/12/2026	7,000	6,871
4.972% due 05/16/2029 •	1,800	1,765
6.490% due 09/13/2029 •	4,300	4,472

Blackstone Holdings Finance Co. LLC
1.625% due 08/05/2028	2,500	2,177

BNP Paribas SA
1.904% due 09/30/2028 •	10,500	9,352

BPCE SA
1.000% due 01/20/2026	1,700	1,576
5.975% due 01/18/2027 •	1,500	1,505

Brookfield Finance, Inc.
4.250% due 06/02/2026	1,070	1,051

Capital One Financial Corp.
7.149% due 10/29/2027 •	950	989

Citigroup, Inc.
2.572% due 06/03/2031 •	2,500	2,137
2.976% due 11/05/2030 •	450	400
3.668% due 07/24/2028 •	700	666
6.891% (SOFRRATE + 1.528%) due 03/17/2026 ~	8,500	8,579

Cooperatieve Rabobank UA
4.655% due 08/22/2028 •	900	882

Corebridge Financial, Inc.
3.850% due 04/05/2029	3,900	3,648

Corebridge Global Funding
5.750% due 07/02/2026	1,000	1,002
5.900% due 09/19/2028	2,000	2,051

Corporate Office Properties LP
2.900% due 12/01/2033	750	589

Deutsche Bank AG
3.035% due 05/28/2032 •	3,400	2,865
3.961% due 11/26/2025 •	3,000	2,960
7.146% due 07/13/2027 •	5,000	5,140

DOC DR LLC
4.300% due 03/15/2027	700	684

Equinix, Inc.
3.200% due 11/18/2029	600	537

Essex Portfolio LP
3.500% due 04/01/2025	850	833

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	600	593
5.625% due 08/16/2032	1,500	1,500

GA Global Funding Trust
1.000% due 04/08/2024	4,700	4,695
1.950% due 09/15/2028	3,600	3,081

Goldman Sachs Group, Inc.
1.542% due 09/10/2027 •	100	91
2.640% due 02/24/2028 •	6,125	5,706
3.691% due 06/05/2028 •	6,500	6,221

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~	$5,000	$5,118

Guardian Life Global Funding
1.100% due 06/23/2025	1,400	1,332
5.737% due 10/02/2028	4,000	4,152

Healthpeak OP LLC
3.250% due 07/15/2026	1,000	957

HSBC Holdings PLC
3.973% due 05/22/2030 •	2,600	2,431
4.292% due 09/12/2026 •	1,300	1,277
4.755% due 06/09/2028 •	3,350	3,286
5.887% due 08/14/2027 •	9,000	9,081

ING Groep NV
5.335% due 03/19/2030 •	3,300	3,293

Invitation Homes Operating Partnership LP
2.700% due 01/15/2034	400	319

JPMorgan Chase & Co.
1.578% due 04/22/2027 •	4,800	4,451
3.540% due 05/01/2028 •	4,300	4,109
4.851% due 07/25/2028 •	10,000	9,919
6.087% due 10/23/2029 •	5,000	5,200

Lloyds Banking Group PLC
3.511% due 03/18/2026 •	2,500	2,446
3.574% due 11/07/2028 •	4,100	3,845
4.450% due 05/08/2025	1,400	1,383
5.985% due 08/07/2027 •	3,700	3,736

MassMutual Global Funding
3.400% due 03/08/2026	400	388
4.850% due 01/17/2029	6,300	6,267

Mitsubishi UFJ Financial Group, Inc.
4.080% due 04/19/2028 •	1,000	972
5.422% due 02/22/2029 •	5,000	5,055

Mizuho Financial Group, Inc.
2.839% due 07/16/2025 •	300	298

Morgan Stanley
2.239% due 07/21/2032 •	4,000	3,269
3.125% due 07/27/2026	1,000	957
5.164% due 04/20/2029 •	5,400	5,397

Mutual of Omaha Cos. Global Funding
5.450% due 12/12/2028	3,000	3,061

NatWest Group PLC
1.642% due 06/14/2027 •	5,500	5,058

New York Life Global Funding
0.950% due 06/24/2025	1,200	1,140

Nomura Holdings, Inc.
2.648% due 01/16/2025	3,000	2,930
2.999% due 01/22/2032	1,000	845

Northwestern Mutual Global Funding
4.900% due 06/12/2028	2,000	1,991

Pacific Life Global Funding
1.375% due 04/14/2026	1,200	1,111

PNC Financial Services Group, Inc.
5.300% due 01/21/2028 •	3,250	3,255

Principal Life Global Funding
0.750% due 04/12/2024	8,600	8,588

PROLOGIS TARGETED U.S. Co.
5.250% due 04/01/2029	3,400	3,393

Protective Life Global Funding
4.992% due 01/12/2027	1,800	1,798

Realty Income Corp.
3.400% due 01/15/2030	700	638

Reinsurance Group of America, Inc.
3.950% due 09/15/2026	300	293

RGA Global Funding
6.000% due 11/21/2028	5,000	5,163

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •	500	455
3.244% due 10/05/2026	1,000	945
4.400% due 07/13/2027	300	291

Santander U.K. Group Holdings PLC
1.673% due 06/14/2027 •	1,000	915
3.823% due 11/03/2028 •	300	282

Societe Generale SA
6.446% due 01/10/2029 •	3,000	3,079

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Chartered PLC
3.265% due 02/18/2036 •	$800	$673
3.785% due 05/21/2025 •	3,000	2,989
6.187% due 07/06/2027 •	1,800	1,819
7.106% (SOFRRATE + 1.740%) due 03/30/2026 ~	3,000	3,022

Sumitomo Mitsui Financial Group, Inc.
5.464% due 01/13/2026	4,500	4,517
5.716% due 09/14/2028	3,000	3,086

SURA Asset Management SA
4.375% due 04/11/2027	1,000	969

SVB Financial Group
3.500% due 01/29/2025 ^(b)	1,600	1,031

Svenska Handelsbanken AB
1.418% due 06/11/2027 •	3,400	3,103

UBS Group AG
2.193% due 06/05/2026 •	1,000	959
3.091% due 05/14/2032 •	3,900	3,319
4.550% due 04/17/2026	700	689
4.703% due 08/05/2027 •	4,100	4,024
6.442% due 08/11/2028 •	5,650	5,819

Welltower OP LLC
4.000% due 06/01/2025	4,500	4,425

WP Carey, Inc.
4.250% due 10/01/2026	500	489

		304,107

INDUSTRIALS 2.6%

Adventist Health System
2.952% due 03/01/2029	2,500	2,254

Aker BP ASA
2.000% due 07/15/2026	700	647

American Airlines Pass-Through Trust
3.375% due 11/01/2028	1,093	1,034

Bayer U.S. Finance LLC
6.125% due 11/21/2026	5,000	5,043

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	553	547

Dell International LLC
6.020% due 06/15/2026	1,154	1,169

Enbridge, Inc.
5.900% due 11/15/2026	2,600	2,649

FactSet Research Systems, Inc.
3.450% due 03/01/2032	500	442

Global Payments, Inc.
2.900% due 11/15/2031	500	420

Harvest Operations Corp.
1.000% due 04/26/2024	9,800	9,769

HCA, Inc.
3.125% due 03/15/2027	2,000	1,892

Hyundai Capital America
5.875% due 04/07/2025	500	501

JetBlue Pass-Through Trust
2.750% due 11/15/2033	2,043	1,764

Marriott International, Inc.
2.750% due 10/15/2033	900	732

Reliance Steel & Aluminum Co.
2.150% due 08/15/2030	500	420

Roche Holdings, Inc.
5.265% due 11/13/2026	7,000	7,068

RTX Corp.
5.750% due 11/08/2026	3,000	3,047

Sutter Health
2.294% due 08/15/2030	2,800	2,401

United Airlines Pass-Through Trust
2.700% due 11/01/2033	333	286
2.900% due 11/01/2029	1,242	1,104
4.150% due 10/11/2025	707	706
4.550% due 02/25/2033	1,198	1,104
5.875% due 04/15/2029	1,557	1,554

Warnermedia Holdings, Inc.
3.755% due 03/15/2027	6,100	5,823

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	115

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Woodside Finance Ltd.
3.700% due 03/15/2028	$700	$659

WRKCo, Inc.
3.900% due 06/01/2028	800	763

		53,798

UTILITIES 2.9%

AES Corp.
5.450% due 06/01/2028	2,000	1,997

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030	165	155

Consumers Energy Co.
4.900% due 02/15/2029	3,500	3,514

Empire District Bondco LLC
4.943% due 01/01/2035	6,400	6,377

Georgia Power Co.
6.103% (SOFRINDX + 0.750%) due 05/08/2025 ~	700	703

National Rural Utilities Cooperative Finance Corp.
5.600% due 11/13/2026	4,500	4,564

NBN Co. Ltd.
1.450% due 05/05/2026	1,000	926

NSTAR Electric Co.
5.600% due 10/01/2028	3,500	3,528

Pacific Gas & Electric Co.
4.400% due 03/01/2032	3,000	2,771
4.950% due 06/08/2025	1,700	1,687
5.450% due 06/15/2027	1,600	1,605

Southern California Edison Co.
4.875% due 02/01/2027	7,000	6,982
4.900% due 06/01/2026	1,600	1,592
5.300% due 03/01/2028	2,100	2,124

Texas Electric Market Stabilization Funding N LLC
4.265% due 08/01/2036	9,961	9,653

Verizon Communications, Inc.
4.016% due 12/03/2029	820	783

Virginia Power Fuel Securitization LLC
4.877% due 05/01/2033	5,000	4,983
5.088% due 05/01/2029	8,000	7,892

		61,836

Total Corporate Bonds & Notes (Cost $430,612)		419,741

MUNICIPAL BONDS & NOTES 1.2%

CALIFORNIA 0.2%

Los Angeles Community College District, California General Obligation Bonds, Series 2020
2.106% due 08/01/2032	1,000	841

University of California Revenue Notes, Series 2020
1.316% due 05/15/2027	2,600	2,357

		3,198

FLORIDA 0.1%

Miami-Dade County, Florida Revenue Notes, Series 2021
1.154% due 10/01/2025	2,000	1,888
1.471% due 10/01/2026	700	645

		2,533

MASSACHUSETTS 0.0%

University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	40	40

NEW YORK 0.4%

New York State Urban Development Corp. Revenue Notes, Series 2019
3.540% due 03/15/2028	7,000	6,749

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Urban Development Corp. Revenue Notes, Series 2020
1.346% due 03/15/2026	$2,300	$2,151

		8,900

OREGON 0.1%

Oregon Department of Transportation State Revenue Notes, Series 2020
1.084% due 11/15/2027	2,000	1,777

TEXAS 0.2%

Houston Community College System, Texas General Obligation Notes, Series 2021
5.000% due 02/15/2029	1,800	1,844

Williamson County, Texas General Obligation Notes, Series 2021
0.640% due 02/15/2026	2,500	2,319

		4,163

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	300	251

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
1.497% due 06/01/2024	2,200	2,183
1.820% due 06/01/2026	800	739

		3,173

WISCONSIN 0.0%

Wisconsin State Revenue Notes, Series 2021
1.486% due 05/01/2029	600	519

Total Municipal Bonds & Notes (Cost $24,816)		24,303

U.S. GOVERNMENT AGENCIES 14.1%

Fannie Mae
0.750% due 11/25/2050	2,376	1,680
3.020% due 03/01/2028	2,594	2,441
3.290% due 04/01/2027	6,006	5,756
5.675% due 06/25/2037 •	38	37
5.791% due 01/25/2047 •	476	470
5.885% due 07/25/2049 •	1,402	1,377
5.888% due 12/25/2046 •	475	469
5.898% due 10/25/2046 •	596	583
5.945% due 03/25/2041 •	766	758
6.099% due 10/01/2037 •	48	50
7.394% due 07/01/2034 •	30	31

Federal Home Loan Bank
1.050% due 08/13/2026	4,800	4,411

Freddie Mac
0.650% due 10/27/2025	9,200	8,610
0.800% due 10/28/2026	9,200	8,363
1.000% due 12/15/2040 - 05/25/2047	2,473	2,227
2.500% due 09/25/2048	1,583	1,419
3.000% due 08/15/2046	536	502
4.000% due 09/01/2048 - 10/01/2048	2,686	2,527
4.170% due 04/01/2028	5,826	5,660
4.380% due 05/01/2028	23	23
4.500% due 02/01/2049	1,829	1,774
4.650% due 08/25/2028 ~	2,500	2,492
4.840% due 04/01/2028	2,451	2,437
4.850% due 09/25/2028	4,300	4,321
5.430% due 06/25/2031 ~	2,600	2,643
5.474% due 06/01/2037 •	62	63
5.798% due 10/15/2037 •	556	546
5.877% due 07/15/2041 •	738	734

Ginnie Mae
1.500% due 10/20/2045	1,586	1,245
5.794% due 08/20/2065 •	413	412
5.884% due 06/20/2065 •	313	312

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.904% due 02/20/2067 •	$598	$597
5.933% due 09/20/2065 •	484	483
5.964% due 10/20/2065 •	1,291	1,290
5.984% due 07/20/2063 •	131	130
6.014% due 06/20/2065 •	729	726
6.024% due 06/20/2065 •	542	539
6.044% due 03/20/2065 •	1,029	1,023
6.094% due 12/20/2064 - 11/20/2065 •	1,281	1,276
6.214% due 02/20/2066 •	6	6
6.324% due 04/20/2066 •	1,758	1,756
6.344% due 04/20/2066 •	2,665	2,662
6.444% due 01/20/2067 •	1,005	1,006

Uniform Mortgage-Backed Security
3.000% due 01/01/2035 - 05/01/2052	50,623	43,893
3.500% due 06/01/2052	20,208	18,103
4.000% due 08/01/2042 - 11/01/2052	43,581	40,404
4.500% due 08/01/2048 - 02/01/2053	61,184	58,294
5.500% due 04/01/2034 - 03/01/2054	58,030	57,754

Total U.S. Government Agencies (Cost $300,709)		294,315

U.S. TREASURY OBLIGATIONS 36.2%

U.S. Treasury Notes
3.625% due 05/15/2026	100,000	98,031
4.125% due 06/15/2026 (f)	16,300	16,142
4.500% due 11/30/2024	181,500	180,634
4.625% due 06/30/2025	58,000	57,798
5.000% due 08/31/2025	400,000	400,875

Total U.S. Treasury Obligations (Cost $755,180)		753,480

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.5%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037	2,425	2,403

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	7,000	6,748

Atrium Hotel Portfolio Trust
6.573% due 06/15/2035 •	3,400	3,385

Banc of America Commercial Mortgage Trust
3.441% due 09/15/2048	2,236	2,168

BANK
2.808% due 10/17/2052	2,500	2,339
2.978% due 11/15/2062	12,500	11,212
3.279% due 11/15/2054	753	712
3.432% due 05/15/2062	2,550	2,438
3.623% due 04/15/2052	2,995	2,915
4.005% due 02/15/2052	7,100	6,752
4.217% due 08/15/2061 ~	7,000	6,744

Barclays Commercial Mortgage Securities Trust
3.488% due 02/15/2050	903	877

Benchmark Mortgage Trust
3.615% due 03/15/2062	4,100	3,980

BHP Trust
6.348% due 08/15/2036 •	351	350

BX Trust
6.028% due 09/15/2034 •	8,768	8,675
6.075% due 04/15/2039 •	1,634	1,613
6.169% due 10/15/2036 •	877	871
6.339% due 10/15/2036 •	8,300	8,224
6.360% due 12/15/2038 •	3,850	3,813

Citigroup Commercial Mortgage Trust
3.268% due 09/15/2050	911	881
3.297% due 10/12/2050	3,115	3,012

Commercial Mortgage Trust
2.240% due 02/10/2037 ~	2,000	1,922
3.178% due 02/10/2035	4,900	4,593
3.244% due 10/10/2029	2,000	1,850
3.550% due 02/10/2049	395	388
4.181% due 05/10/2051	854	837

116	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSAIL Commercial Mortgage Trust
3.314% due 11/15/2049	$1,715	$1,682

EQUS Mortgage Trust
6.195% due 10/15/2038 •	6,900	6,866

Extended Stay America Trust
6.519% due 07/15/2038 •	4,983	4,984

GCT Commercial Mortgage Trust
6.240% due 02/15/2038 •	5,000	4,196

GS Mortgage Securities Corp. Trust
8.726% due 08/15/2039 •	2,300	2,314

Hawaii Hotel Trust
6.523% due 05/15/2038 •	3,400	3,390

Hilton USA Trust
3.719% due 11/05/2038	2,000	1,903

InTown Mortgage Trust
7.814% due 08/15/2039 •	4,000	4,027

JP Morgan Chase Commercial Mortgage Securities Trust
4.248% due 07/05/2033	2,800	2,594
6.512% due 07/05/2033 •	1,145	1,093
6.740% due 03/15/2036 •	6,800	5,890

JPMDB Commercial Mortgage Securities Trust
3.242% due 10/15/2050	778	751
3.409% due 10/15/2050	2,000	1,865

MAD Mortgage Trust
3.082% due 08/15/2034 ~	7,100	6,570

Morgan Stanley Capital Trust
2.606% due 08/15/2049	268	259
2.860% due 11/15/2049	1,343	1,300
6.609% due 12/15/2038 •	4,700	4,456

Morgan Stanley Mortgage Capital Holdings Trust
3.397% due 09/13/2039	3,400	3,028

New Orleans Hotel Trust
6.362% due 04/15/2032 •	2,700	2,637

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •	2,100	2,046

SMRT Commercial Mortgage Trust
6.326% due 01/15/2039 •	1,926	1,916

SREIT Trust
6.139% due 10/15/2038 •	2,400	2,378

Starwood Mortgage Trust
6.298% due 11/15/2036 •	2,550	2,531

UBS Commercial Mortgage Trust
3.215% due 08/15/2050	1,848	1,788
3.460% due 04/15/2052	3,152	3,018
3.903% due 02/15/2051	1,195	1,162
4.119% due 06/15/2051	1,714	1,671

Waikiki Beach Hotel Trust
6.673% due 12/15/2033 •	5,270	5,209

Wells Fargo Commercial Mortgage Trust
2.514% due 08/15/2049	522	508
2.911% due 06/15/2049	447	437
3.390% due 11/15/2050	848	822
4.147% due 06/15/2051	496	485
6.450% due 02/15/2037 •	4,000	3,986

Total Non-Agency Mortgage-Backed Securities (Cost $179,606)		177,464

ASSET-BACKED SECURITIES 17.4%

ACREC Ltd.
6.591% due 10/16/2036 •	1,247	1,239

American Express Credit Account Master Trust
4.950% due 10/15/2027	3,800	3,789

Anchorage Capital CLO Ltd.
6.716% due 07/15/2032 •	5,000	5,002

Apidos CLO
6.656% due 04/15/2031 •	695	695

Arbor Realty Commercial Real Estate Notes Ltd.
6.790% due 11/15/2036 •	3,000	2,992

AREIT LLC
7.569% due 06/17/2039 •	7,000	7,031

AREIT Trust
6.521% due 11/17/2038 •	6,046	6,019
6.569% due 01/20/2037 •	3,129	3,096

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ares CLO Ltd.
6.610% due 04/18/2031 •	$3,400	$3,403
6.629% due 04/22/2031 •	2,000	2,004
6.729% due 10/20/2034 •	3,000	3,006

Atlas Senior Loan Fund Ltd.
6.659% due 04/22/2031 •	1,074	1,076
6.666% due 01/15/2031 •	936	935

Avis Budget Rental Car Funding AESOP LLC
5.250% due 04/20/2029	4,000	4,005
5.360% due 06/20/2030	7,000	7,052
5.440% due 02/22/2028	4,000	4,028
5.780% due 04/20/2028	6,400	6,500
6.020% due 02/20/2030	6,550	6,770

BA Credit Card Trust
4.790% due 05/15/2028	5,600	5,578

Bank of America Auto Trust
5.660% due 11/15/2029	2,000	2,032

Barings CLO Ltd.
6.569% due 01/20/2031 •	1,620	1,624

BDS Ltd.
6.791% due 12/16/2036 •	4,144	4,124
7.126% due 03/19/2039 •	5,500	5,480
7.463% due 08/19/2038 •	2,400	2,414

BPCRE Ltd.
7.727% due 01/16/2037 •	4,360	4,362

BSPRT Issuer Ltd.
7.621% due 07/15/2039 •	4,500	4,514

Capital One Multi-Asset Execution Trust
4.420% due 05/15/2028	5,600	5,534
4.950% due 10/15/2027	5,200	5,182

Capital One Prime Auto Receivables Trust
5.820% due 06/15/2028	3,500	3,552

Carlyle Global Market Strategies CLO Ltd.
6.631% due 07/27/2031 •	1,880	1,880
6.659% due 04/22/2032 •	1,800	1,803

CarMax Auto Owner Trust
5.300% due 03/15/2027	5,700	5,696
6.000% due 07/17/2028	5,000	5,088

Cedar Funding CLO Ltd.
6.579% due 01/20/2031 •	6,744	6,742

CIFC Funding Ltd.
6.630% due 04/24/2030 •	1,287	1,288
6.660% due 07/18/2031 •	1,854	1,859

Citibank Credit Card Issuance Trust
5.230% due 12/08/2027	3,900	3,903

Crestline Denali CLO Ltd.
6.717% due 10/23/2031 •	4,251	4,250

Cutwater Ltd.
6.796% due 01/15/2029 •	701	703

Dell Equipment Finance Trust
4.140% due 07/22/2027	2,000	1,983

DLLAD LLC
0.640% due 09/21/2026	1,727	1,672

DLLMT LLC
5.340% due 03/22/2027	6,500	6,489

DLLST LLC
3.400% due 01/21/2025	3,158	3,145
3.690% due 09/20/2028	1,300	1,283

Eaton Vance CLO Ltd.
6.746% due 10/15/2034 •	5,400	5,398

ECMC Group Student Loan Trust
6.185% due 02/27/2068 •	1,106	1,094
6.235% due 09/25/2068 •	1,822	1,804
6.435% due 07/25/2069 •	2,450	2,437
6.435% due 01/27/2070 •	1,174	1,169
6.485% due 05/25/2067 •	712	711

Ford Credit Auto Lease Trust
5.060% due 05/15/2027	6,000	5,994

Ford Credit Auto Owner Trust
5.280% due 02/15/2036	3,700	3,749

Fortress Credit Investments Ltd.
7.170% due 02/23/2039 •	2,598	2,598

FS Rialto Issuer LLC
7.219% due 01/19/2039 •	6,500	6,489

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GM Financial Consumer Automobile Receivables Trust
5.780% due 08/16/2028	$4,700	$4,772

GM Financial Revolving Receivables Trust
5.770% due 08/11/2036	6,000	6,203

Greystone Commercial Real Estate Notes Ltd.
6.620% due 09/15/2037 •	283	283

Hertz Vehicle Financing LLC
6.150% due 03/25/2030	3,400	3,528

HGI CRE CLO Ltd.
7.019% due 04/20/2037 •	3,200	3,196

Hyundai Auto Lease Securitization Trust
5.840% due 09/15/2027	8,700	8,794

LCCM Trust
6.640% due 12/13/2038 •	1,884	1,846

LCM Ltd.
6.659% due 04/20/2031 •	2,000	1,999

LoanCore Issuer Ltd.
6.740% due 11/15/2038 •	4,313	4,253
6.869% due 01/17/2037 •	2,300	2,280

Louisiana Local Government Environmental Facilities & Community Development Authority
4.275% due 02/01/2036	2,200	2,095

Madison Park Funding Ltd.
0.000% due 10/18/2030 «•(a)	3,000	3,002

Magnetite Ltd.
6.472% due 10/15/2031 •	2,100	2,100
6.935% due 10/25/2033 •	4,300	4,318

Marathon CLO Ltd.
0.000% due 04/15/2032 «•(a)	1,700	1,701

MF1 LLC
7.961% due 09/17/2037 •	3,200	3,212

MF1 Ltd.
6.676% due 02/19/2037 •	4,859	4,814

MF1 Multifamily Housing Mortgage Loan Trust
6.290% due 07/15/2036 •	1,025	1,019

MMAF Equipment Finance LLC
5.570% due 09/09/2025	578	578

Navient Private Education Loan Trust
6.890% due 07/16/2040 •	1,715	1,722

Navient Student Loan Trust
6.480% due 03/15/2072	1,142	1,158
6.585% due 07/26/2066 •	4,328	4,365

Nelnet Student Loan Trust
6.473% due 04/20/2062 •	4,800	4,759

Neuberger Berman CLO Ltd.
6.496% due 10/15/2029 •	1,689	1,692

Newark BSL CLO Ltd.
6.556% due 07/25/2030 •	589	591

Nissan Auto Lease Trust
4.910% due 04/15/2027	6,000	5,975

Oaktree CLO Ltd.
6.689% due 04/22/2030 •	3,000	3,002

OSD CLO Ltd.
6.448% due 04/17/2031 •	2,050	2,054

OZLM Ltd.
6.739% due 07/20/2032 •	1,800	1,803

Palmer Square CLO Ltd.
6.578% due 10/17/2031 •	2,712	2,719
6.963% due 10/20/2033 •	6,600	6,627

Palmer Square Loan Funding Ltd.
6.376% due 10/15/2029 •	873	873

PFP Ltd.
6.439% due 08/09/2037 •	813	809
7.600% due 08/19/2035 •	4,600	4,618

Ready Capital Mortgage Financing LLC
6.394% due 07/25/2036 •	997	991
6.444% due 04/25/2038 •	696	694
7.881% due 10/25/2039 •	2,896	2,916

Saranac CLO Ltd.
6.717% due 08/13/2031 •	3,671	3,689

SFS Auto Receivables Securitization Trust
5.470% due 10/20/2028	3,000	3,015
5.470% due 12/20/2029	3,200	3,235

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	117

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Shelter Growth CRE Issuer Ltd.
7.622% due 06/17/2037 •	$7,709	$7,718

SLC Student Loan Trust
5.681% due 05/15/2029 •	221	220
6.495% due 11/25/2042 •	60	60

SLM Private Education Loan Trust
10.190% due 10/15/2041 •	2,042	2,195

SMB Private Education Loan Trust
3.630% due 11/15/2035	4,682	4,545
6.170% due 01/15/2053 •	2,515	2,493
6.769% due 02/16/2055 •	811	814

Starwood Commercial Mortgage Trust
6.641% due 04/18/2038 •	6,219	6,104

Synchrony Card Funding LLC
5.740% due 10/15/2029	3,700	3,758

Toyota Lease Owner Trust
5.660% due 11/20/2026	2,000	2,015

TPG Real Estate Finance Issuer Ltd.
6.969% due 02/15/2039 •	4,100	4,069

Venture CLO Ltd.
6.569% due 07/20/2030 •	3,353	3,360
6.599% due 04/20/2029 •	81	81

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.739% due 07/30/2032 •	$2,000	$2,001

Vibrant CLO Ltd.
6.544% due 06/20/2029 •	29	29
6.699% due 07/20/2032 •	3,900	3,906

VMC Finance LLC
6.541% due 06/16/2036 •	198	197

Wellfleet CLO Ltd.
6.469% due 04/20/2029 •	179	179
6.469% due 07/20/2029 •	794	794
6.639% due 10/20/2029 •	469	469

Wind River CLO Ltd.
6.656% due 07/15/2031 •	3,700	3,698

World Omni Auto Receivables Trust
5.150% due 11/15/2028	4,400	4,407

Total Asset-Backed Securities (Cost $360,409)		362,677

SOVEREIGN ISSUES 0.1%

Province of Quebec
2.500% due 04/20/2026	2,200	2,102

Total Sovereign Issues (Cost $2,169)		2,102

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.2%

REPURCHASE AGREEMENTS (d) 3.2%
$66,287

Total Short-Term Instruments (Cost $66,287)	66,287

Total Investments in Securities (Cost $2,119,788)	2,100,369

Total Investments 100.8% (Cost $2,119,788)	$2,100,369

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $42)	(374)

Other Assets and Liabilities, net (0.8)%	(16,185)

Net Assets 100.0%	$2,083,810

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Restricted Securities.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	5.390%	03/28/2024	04/01/2024	$34,900	U.S. Treasury Bonds 3.375% due 08/15/2042	$(35,873)	$34,900	$34,921
	5.420	04/01/2024	04/02/2024	30,500	U.S. Treasury Bonds 2.000% due 02/15/2050	(31,293)	30,500	30,500
FICC	2.600	03/28/2024	04/01/2024	887	U.S. Treasury Notes 5.000% due 09/30/2025	(905)	887	887

Total Repurchase Agreements						$(68,071)	$66,287	$66,308

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
DEU	$65,421	$0	$0	$65,421	$(67,166)	$(1,745)
FICC	887	0	0	887	(905)	(18)

Total Borrowings and Other Financing Transactions	$66,308	$0	$0

(1)	Includes accrued interest.

118	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	2,289	$468,065	$(600)	$0	$(408)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2024	456	$(48,799)	$(104)	$53	$0
U.S. Treasury 10-Year Note June Futures	06/2024	366	(40,552)	(263)	29	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	805	(92,261)	(877)	0	(13)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	101	(13,029)	(129)	0	(47)

				$(1,373)	$82	$(60)

Total Futures Contracts				$(1,973)	$82	$(468)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.293%	$2,100	$1	$3	$4	$0	$0
Boeing Co.	1.000	Quarterly	06/20/2026	0.650	1,200	(6)	16	10	1	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.101	2,000	33	(19)	14	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170	1,300	17	6	23	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204	200	2	2	4	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.518	1,900	(5)	39	34	0	(1)

Total Swap Agreements						$42	$47	$89	$1	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$94	$1	$95	$0	$(468)	$(1)	$(469)

(f)

Securities with an aggregate market value of $6,549 and cash of $4,292 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Unsettled variation margin asset of $12 for closed futures is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	119

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)	March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$94	$94
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$94	$95

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$468	$468
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$468	$469

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(407)	$(407)
Swap Agreements	0	1,624	0	0	116	1,740

	$0	$1,624	$0	$0	$(291)	$1,333

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,234)	$(2,234)
Swap Agreements	0	(284)	0	0	0	(284)

	$0	$(284)	$0	$0	$(2,234)	$(2,518)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$304,107	$0	$304,107
Industrials	0	53,798	0	53,798
Utilities	0	61,836	0	61,836
Municipal Bonds & Notes
California	0	3,198	0	3,198
Florida	0	2,533	0	2,533
Massachusetts	0	40	0	40
New York	0	8,900	0	8,900
Oregon	0	1,777	0	1,777
Texas	0	4,163	0	4,163
West Virginia	0	3,173	0	3,173
Wisconsin	0	519	0	519
U.S. Government Agencies	0	294,315	0	294,315
U.S. Treasury Obligations	0	753,480	0	753,480
Non-Agency Mortgage-Backed Securities	0	177,464	0	177,464
Asset-Backed Securities	0	357,974	4,703	362,677

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Sovereign Issues	$0	$2,102	$0	$2,102
Short-Term Instruments
Repurchase Agreements	0	66,287	0	66,287

Total Investments	$0	$2,095,666	$4,703	$2,100,369

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$83	$0	$83

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(469)	$0	$(469)

Total Financial Derivative Instruments	$0	$(386)	$0	$(386)

Totals	$0	$2,095,280	$4,703	$2,099,983

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

120	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Moderate Duration Portfolio	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.4%

CORPORATE BONDS & NOTES 19.9%

BANKING & FINANCE 14.5%

American Express Co.
6.489% due 10/30/2031 •	$2,100	$2,251

American Tower Corp.
2.750% due 01/15/2027	1,000	937

Ameriprise Financial, Inc.
5.700% due 12/15/2028	1,300	1,342

Andrew W Mellon Foundation
0.947% due 08/01/2027	7,000	6,218

Aviation Capital Group LLC
4.125% due 08/01/2025	600	585

Banco Bilbao Vizcaya Argentaria SA
5.381% due 03/13/2029	3,000	3,028

Bank of America Corp.
1.319% due 06/19/2026 •	1,000	951
1.658% due 03/11/2027 •	11,900	11,089
1.734% due 07/22/2027 •	6,200	5,717
1.922% due 10/24/2031 •	2,900	2,364
3.093% due 10/01/2025 •	3,000	2,961
3.419% due 12/20/2028 •	5,842	5,482
3.593% due 07/21/2028 •	2,500	2,377

Banque Federative du Credit Mutuel SA
5.790% due 07/13/2028	5,550	5,696
5.896% due 07/13/2026	3,450	3,497

Barclays PLC
2.667% due 03/10/2032 •	1,400	1,163
2.894% due 11/24/2032 •	8,000	6,657
7.437% due 11/02/2033 •	9,300	10,338

BNP Paribas SA
1.904% due 09/30/2028 •	15,000	13,360
2.871% due 04/19/2032 •	7,050	5,980
3.052% due 01/13/2031 •	4,400	3,873
3.500% due 11/16/2027	1,700	1,603

BPCE SA
1.000% due 01/20/2026	1,200	1,113
2.375% due 01/14/2025	3,900	3,798
4.500% due 03/15/2025	2,000	1,971

Brookfield Finance, Inc.
4.350% due 04/15/2030	550	526

CaixaBank SA
5.673% due 03/15/2030 •	5,000	5,000

Capital One Financial Corp.
7.149% due 10/29/2027 •	2,700	2,811
7.624% due 10/30/2031 •	3,100	3,426

Citigroup, Inc.
2.572% due 06/03/2031 •	6,600	5,642
2.976% due 11/05/2030 •	3,628	3,224
3.980% due 03/20/2030 •	2,000	1,885
6.814% (TSFR3M + 1.512%) due 07/01/2026 ~	3,000	3,039

Consumers 2023 Securitization Funding LLC
5.550% due 03/01/2028	5,200	5,217

Cooperatieve Rabobank UA
1.339% due 06/24/2026 •	2,000	1,900

Corebridge Global Funding
5.750% due 07/02/2026	6,000	6,009
5.900% due 09/19/2028	2,000	2,051

Crown Castle, Inc.
3.800% due 02/15/2028	1,500	1,421

Deutsche Bank AG
7.146% due 07/13/2027 •	9,600	9,869

First American Financial Corp.
2.400% due 08/15/2031	2,100	1,663

GA Global Funding Trust
1.000% due 04/08/2024	12,500	12,488
1.625% due 01/15/2026	1,600	1,484

Goldman Sachs Group, Inc.
1.431% due 03/09/2027 •	4,000	3,706
1.542% due 09/10/2027 •	14,800	13,527
3.691% due 06/05/2028 •	7,175	6,867
4.223% due 05/01/2029 •	4,000	3,851

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~	$2,500	$2,559

Guardian Life Global Funding
5.737% due 10/02/2028	6,000	6,228

HSBC Holdings PLC
1.645% due 04/18/2026 •	5,000	4,791
2.848% due 06/04/2031 •	1,550	1,338
3.973% due 05/22/2030 •	8,400	7,854
4.292% due 09/12/2026 •	1,500	1,473

ING Groep NV
5.550% due 03/19/2035 •	4,500	4,468
6.375% (SOFRRATE + 1.010%) due 04/01/2027 ~	7,500	7,527

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	1,800	1,431

JPMorgan Chase & Co.
1.578% due 04/22/2027 •	8,000	7,418
1.953% due 02/04/2032 •	13,900	11,330
2.739% due 10/15/2030 •	2,700	2,392
4.565% due 06/14/2030 •	3,125	3,049
6.087% due 10/23/2029 •	3,700	3,848

KKR Group Finance Co. LLC
3.750% due 07/01/2029	1,600	1,494

Lloyds Banking Group PLC
3.574% due 11/07/2028 •	7,800	7,316
4.450% due 05/08/2025	3,000	2,964
4.550% due 08/16/2028	2,000	1,950

LSEGA Financing PLC
2.000% due 04/06/2028	1,400	1,250

MassMutual Global Funding
4.850% due 01/17/2029	8,400	8,356

Metropolitan Life Global Funding
1.875% due 01/11/2027	5,500	5,055

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025	3,000	2,854
2.048% due 07/17/2030	6,000	5,034

Mizuho Financial Group, Inc.
1.979% due 09/08/2031 •	2,000	1,644
2.172% due 05/22/2032 •	15,450	12,631

Morgan Stanley
2.239% due 07/21/2032 •	1,100	899
2.475% due 01/21/2028 •	20,000	18,609

Mutual of Omaha Cos. Global Funding
5.800% due 07/27/2026	2,200	2,221

NatWest Group PLC
1.642% due 06/14/2027 •	10,000	9,196
4.800% due 04/05/2026	6,000	5,932

Northwestern Mutual Global Funding
4.900% due 06/12/2028	4,000	3,983

PNC Financial Services Group, Inc.
5.300% due 01/21/2028 •	1,750	1,752

PROLOGIS TARGETED U.S. Co.
5.500% due 04/01/2034	5,600	5,638

Protective Life Global Funding
1.618% due 04/15/2026	3,000	2,789
4.992% due 01/12/2027	1,800	1,798
5.467% due 12/08/2028	1,000	1,019

RGA Global Funding
2.700% due 01/18/2029	2,500	2,232
6.000% due 11/21/2028	5,000	5,163

SAFEHOLD GL HOLDINGS LLC
6.100% due 04/01/2034	5,800	5,767

Santander U.K. Group Holdings PLC
1.532% due 08/21/2026 •	2,000	1,885
1.673% due 06/14/2027 •	1,000	915
2.469% due 01/11/2028 •	2,700	2,482
3.823% due 11/03/2028 •	4,000	3,763

SBA Tower Trust
1.884% due 07/15/2050	8,000	7,472

SMBC Aviation Capital Finance DAC
5.700% due 07/25/2033	3,900	3,935

Standard Chartered PLC
2.678% due 06/29/2032 •	2,900	2,387
6.296% due 07/06/2034 •	5,000	5,237

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029	$7,500	$6,803

Svenska Handelsbanken AB
1.418% due 06/11/2027 •	2,100	1,917

UBS Group AG
2.095% due 02/11/2032 •	12,000	9,619
2.193% due 06/05/2026 •	2,000	1,918
3.091% due 05/14/2032 •	6,600	5,617
4.550% due 04/17/2026	1,500	1,476
4.703% due 08/05/2027 •	7,400	7,263

Ventas Realty LP
4.125% due 01/15/2026	1,000	977

Wells Fargo & Co.
2.393% due 06/02/2028 •	2,800	2,564
3.584% due 05/22/2028 •	1,930	1,836
4.478% due 04/04/2031 •	10,000	9,579

		460,854

INDUSTRIALS 2.5%

Adventist Health System
2.952% due 03/01/2029	4,299	3,876

Air Canada Pass-Through Trust
3.750% due 06/15/2029	351	331

American Airlines Pass-Through Trust
2.875% due 01/11/2036	1,471	1,254
3.375% due 11/01/2028	3,472	3,284
3.650% due 08/15/2030	2,054	1,942
4.000% due 01/15/2027	1,179	1,143

Bon Secours Mercy Health, Inc.
3.464% due 06/01/2030	12,000	11,123

British Airways Pass-Through Trust
2.900% due 09/15/2036	637	551
4.625% due 12/20/2025	35	35

CHRISTUS Health
4.341% due 07/01/2028	3,000	2,943

CommonSpirit Health
2.782% due 10/01/2030	4,700	4,080

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	302	298

CVS Health Corp.
3.750% due 04/01/2030	5,700	5,314

CVS Pass-Through Trust
7.507% due 01/10/2032	932	965

Georgetown University
2.247% due 04/01/2030	4,500	3,814

JetBlue Pass-Through Trust
2.750% due 11/15/2033	6,537	5,644

PeaceHealth Obligated Group
1.375% due 11/15/2025	3,100	2,886

Providence St. Joseph Health Obligated Group
5.403% due 10/01/2033	3,000	3,043

Roche Holdings, Inc.
5.489% due 11/13/2030	5,800	6,020

Sutter Health
2.294% due 08/15/2030	7,700	6,604
3.695% due 08/15/2028	1,300	1,243

United Airlines Pass-Through Trust
2.700% due 11/01/2033	1,667	1,430
3.100% due 01/07/2030	788	724
3.450% due 01/07/2030	591	537
4.550% due 02/25/2033	3,384	3,116
5.875% due 04/15/2029	5,511	5,498

UPMC
5.035% due 05/15/2033	1,300	1,294

		78,992

UTILITIES 2.9%

AES Corp.
5.450% due 06/01/2028	2,500	2,496

Consumers Energy Co.
4.900% due 02/15/2029	5,300	5,321

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	121

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DTE Electric Securitization Funding LLC
5.970% due 03/01/2033	$4,800	$4,980

Empire District Bondco LLC
4.943% due 01/01/2035	10,000	9,964

Eversource Energy
4.750% due 05/15/2026	3,000	2,970

Georgia Power Co.
6.103% (SOFRINDX + 0.750%) due 05/08/2025 ~	4,300	4,316

Israel Electric Corp. Ltd.
3.750% due 02/22/2032	2,300	1,952

National Grid PLC
5.602% due 06/12/2028	3,100	3,159

National Rural Utilities Cooperative Finance Corp.
5.600% due 11/13/2026	2,800	2,840

NBN Co. Ltd.
1.450% due 05/05/2026	3,000	2,778

New York State Electric & Gas Corp.
5.650% due 08/15/2028	2,000	2,047

Pacific Gas & Electric Co.
3.000% due 06/15/2028	2,400	2,193
3.300% due 03/15/2027	3,000	2,843
5.450% due 06/15/2027	3,500	3,512
6.100% due 01/15/2029	1,200	1,237
6.400% due 06/15/2033	1,900	2,003
6.950% due 03/15/2034	2,700	2,958

PacifiCorp
5.300% due 02/15/2031	2,200	2,208

Sempra
5.400% due 08/01/2026	4,600	4,615

Southern California Edison Co.
4.875% due 02/01/2027	1,000	997
4.900% due 06/01/2026	3,000	2,986

Texas Electric Market Stabilization Funding N LLC
4.265% due 08/01/2036	9,870	9,566
4.966% due 02/01/2044	4,600	4,568

Virginia Power Fuel Securitization LLC
4.877% due 05/01/2033	5,000	4,983
5.088% due 05/01/2029	5,000	4,932

		92,424

Total Corporate Bonds & Notes (Cost $676,208)		632,270

MUNICIPAL BONDS & NOTES 4.2%

ALABAMA 0.0%

Alabama Economic Settlement Authority Revenue Bonds, Series 2016
4.263% due 09/15/2032	1,545	1,490

CALIFORNIA 1.3%

California State University Revenue Notes, Series 2020
1.338% due 11/01/2027	1,000	896
1.490% due 11/01/2028	5,400	4,744
1.690% due 11/01/2029	4,400	3,801
1.740% due 11/01/2030	2,600	2,195

Fresno County, California Revenue Bonds, (NPFGC Insured), Series 2004
0.000% due 08/15/2030 (c)	4,200	3,025

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.711% due 06/01/2024	3,300	3,278
2.332% due 06/01/2027	8,000	7,339

Marin County, California Revenue Bonds, (NPFGC Insured), Series 2003
5.410% due 08/01/2026	1,965	1,973

Monterey Park, California Revenue Notes, Series 2021
1.630% due 06/01/2028	250	221
1.893% due 06/01/2030	300	254

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	500	609

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	$2,695	$2,704

University of California Revenue Notes, Series 2017
2.719% due 05/15/2024	500	498
3.063% due 07/01/2025	5,200	5,085

University of California Revenue Notes, Series 2020
1.316% due 05/15/2027	1,200	1,088
1.366% due 05/15/2027	3,000	2,723

		40,433

FLORIDA 0.0%

Miami-Dade County, Florida Aviation Revenue Notes, Series 2018
3.405% due 10/01/2024	300	297

Miami-Dade County, Florida Revenue Notes, Series 2021
1.936% due 10/01/2028	1,000	891

		1,188

HAWAII 0.4%

Hawaii State General Obligation Notes, Series 2020
0.802% due 10/01/2024	10,670	10,425
0.852% due 10/01/2025	3,850	3,625

		14,050

IDAHO 0.1%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.447% due 09/01/2024	4,400	4,349

KANSAS 0.1%

Wyandotte County-Kansas City Unified Government Utility System, Kansas Revenue Notes, Series 2020
1.861% due 09/01/2028	2,000	1,777
1.961% due 09/01/2029	600	522

		2,299

MICHIGAN 0.1%

Michigan Finance Authority Revenue Notes, Series 2019
2.466% due 12/01/2025	1,100	1,052
2.596% due 12/01/2026	1,400	1,313

		2,365

NEW YORK 1.0%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.008% due 08/01/2027	900	905

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2019
2.010% due 05/01/2025	3,000	2,903
2.980% due 11/01/2027	7,000	6,634

New York State Urban Development Corp. Revenue Notes, Series 2019
2.150% due 03/15/2025	5,600	5,445

New York State Urban Development Corp. Revenue Notes, Series 2020
1.496% due 03/15/2027	9,400	8,590
1.777% due 03/15/2028	4,000	3,604

Port Authority of New York & New Jersey Revenue Bonds, Series 2009
5.859% due 12/01/2024	2,500	2,508

		30,589

OHIO 0.2%

JobsOhio Beverage System Revenue Bonds, Series 2013
3.985% due 01/01/2029	5,125	5,050

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH DAKOTA 0.1%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2021
1.245% due 06/01/2025	$1,800	$1,714
1.495% due 06/01/2026	2,500	2,311

		4,025

TEXAS 0.3%

Houston Community College System, Texas General Obligation Notes, Series 2021
5.000% due 02/15/2029	2,000	2,049

Texas Natural Gas Securitization Finance Corp. Series 2023
5.102% due 04/01/2035	5,000	5,048

Texas Transportation Commission State Highway Fund Revenue Bonds, (BABs), Series 2010
5.028% due 04/01/2026	1,680	1,673

Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2020
4.000% due 10/01/2033	2,500	2,500

		11,270

UTAH 0.1%

Utah Municipal Power Agency Revenue Bonds, Series 2016
3.237% due 07/01/2028	2,000	1,898

Utah State General Obligation Bonds, (BABs), Series 2009
4.554% due 07/01/2024	150	149

Utah State General Obligation Bonds, (BABs), Series 2010
3.539% due 07/01/2025	233	230

		2,277

WEST VIRGINIA 0.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
1.820% due 06/01/2026	3,300	3,048
2.020% due 06/01/2027	4,400	3,959
2.351% due 06/01/2028	3,000	2,654

		9,661

WISCONSIN 0.2%

Wisconsin State Revenue Notes, Series 2020
2.196% due 05/01/2027	3,300	3,072
2.299% due 05/01/2028	2,100	1,930

		5,002

Total Municipal Bonds & Notes (Cost $143,522)		134,048

U.S. GOVERNMENT AGENCIES 43.0%

Fannie Mae
0.750% due 11/25/2050	14,702	10,392
3.020% due 03/01/2028	1	1
3.290% due 04/01/2027 - 03/01/2028	12,484	11,918
3.430% due 05/01/2028	65	62
5.100% due 09/01/2028	6,974	7,079
5.675% due 06/25/2037 •	135	133
5.685% due 11/25/2045 •	355	347
5.735% due 12/25/2045 •	214	207
5.763% due 11/25/2046 •	181	179
5.766% due 07/25/2046 •	87	86
5.785% due 03/25/2035 - 03/25/2046 •	427	420
5.791% due 01/25/2047 •	1,903	1,881
5.836% due 03/25/2036 •	267	262
5.848% due 11/25/2046 •	175	170
5.868% due 11/25/2046 - 12/25/2056 •	2,886	2,812
5.888% due 12/25/2046 •	2,078	2,051

122	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.898% due 10/25/2046 •	$2,987	$2,918
6.099% due 10/01/2037 •	145	149
6.165% due 06/25/2040 •	141	140
7.394% due 07/01/2034 •	87	88

Freddie Mac
1.000% due 12/15/2040 - 05/25/2047	21,483	18,764
1.250% due 12/15/2044	1,473	1,198
2.500% due 09/25/2048	4,074	3,653
3.000% due 10/01/2046 - 05/01/2048	13,690	12,025
3.500% due 06/01/2044 - 10/01/2048	929	849
4.000% due 09/01/2048 - 05/01/2049	8,752	8,233
4.500% due 10/01/2048 - 02/01/2049	3,286	3,185
4.650% due 08/25/2028 ~	4,800	4,785
4.850% due 09/25/2028	1,400	1,407
5.430% due 06/25/2031 ~	3,000	3,050
5.644% due 10/15/2040 •	950	943
5.645% due 08/15/2040 •	1,071	1,071
5.733% due 09/15/2035 •	7	7
5.798% due 10/15/2037 •	2,813	2,763
5.833% due 02/15/2041 •	165	162
5.863% due 07/15/2040 •	1,792	1,774
5.869% due 03/15/2042 •	1,988	1,995
5.877% due 07/15/2041 •	2,951	2,936
5.883% due 04/15/2041 •	49	48
5.903% due 11/15/2036 •	43	42
5.983% due 04/15/2041 •	412	408

Ginnie Mae
1.500% due 10/20/2045	5,465	4,289
3.000% due 01/20/2067	4,144	3,999
3.500% due 09/20/2045	1,387	1,282
5.894% due 08/20/2066 •	1	1
5.933% due 09/20/2065 •	1,936	1,933
5.984% due 07/20/2063 •	498	497
6.014% due 06/20/2065 •	5,617	5,590
6.044% due 03/20/2065 •	2,791	2,775
6.094% due 12/20/2064 - 06/20/2066 •	4,702	4,690
6.124% due 08/20/2061 •	1	1
6.174% due 09/20/2063 •	18	18
6.194% due 10/20/2063 - 09/20/2065 •	351	351
6.214% due 02/20/2066 •	20	19
6.244% due 05/20/2066 •	2,573	2,566
6.324% due 04/20/2066 •	4,578	4,572
6.344% due 04/20/2066 •	5,220	5,216
6.364% due 07/20/2065 •	170	169
6.394% due 12/20/2066 •	3,717	3,716
6.444% due 01/20/2067 •	3,779	3,781
6.594% due 03/20/2066 •	1,793	1,798

Ginnie Mae, TBA
2.500% due 04/01/2054	120,300	102,478

Tennessee Valley Authority
7.125% due 05/01/2030	10,000	11,448

Uniform Mortgage-Backed Security
2.500% due 03/01/2051 - 10/01/2053	156,519	129,539
3.000% due 01/01/2035 - 02/01/2053	363,497	313,626
3.500% due 04/01/2024 - 07/01/2052	207,579	186,254
4.000% due 05/01/2047 - 02/01/2053	115,333	107,006
4.500% due 08/01/2048 - 05/01/2053	179,787	171,377
5.000% due 06/01/2025 - 12/01/2053	90,473	88,362
5.500% due 01/01/2026 - 02/01/2054	33,722	33,579

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054	73,800	68,379

Total U.S. Government Agencies (Cost $1,363,806)		1,369,904

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 9.3%

U.S. Treasury Notes
2.875% due 04/30/2029 (g)	$4,200	$3,940
4.500% due 11/15/2033	10,000	10,224
4.875% due 10/31/2030 (g)	270,000	279,872

Total U.S. Treasury Obligations (Cost $288,687)		294,036

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.2%

225 Liberty Street Trust
3.597% due 02/10/2036	1,200	1,114

Ashford Hospitality Trust
6.498% due 06/15/2035 •	1,522	1,511

Banc of America Commercial Mortgage Trust
3.441% due 09/15/2048	3,801	3,685

BANK
1.805% due 11/15/2053	6,000	5,381
2.933% due 09/15/2062	10,300	9,701
3.183% due 08/15/2061	4,300	3,789

Benchmark Mortgage Trust
2.615% due 12/15/2054	1,626	1,456
2.888% due 08/15/2057	4,319	4,081
2.957% due 12/15/2062	6,100	5,769
3.780% due 02/15/2051 ~	828	808
4.232% due 01/15/2052	5,700	5,385

BX Trust
6.169% due 10/15/2036 •	1,080	1,072
6.339% due 10/15/2036 •	3,000	2,972
6.360% due 12/15/2038 •	2,500	2,476

Cantor Commercial Real Estate Lending
2.817% due 11/15/2052	8,300	7,746

Commercial Mortgage Trust
2.240% due 02/10/2037 ~	3,000	2,883
2.873% due 08/15/2057	1,700	1,589
3.091% due 10/10/2049	3,700	3,454
3.432% due 08/10/2048	925	903
3.497% due 05/10/2048	1,500	1,464
3.510% due 09/10/2050	4,200	3,928
3.694% due 08/10/2047	2,200	2,176
3.796% due 08/10/2047	3,250	3,231
3.902% due 07/10/2050	2,200	2,156
4.228% due 05/10/2051	3,800	3,588

Credit Suisse Commercial Mortgage Trust
6.407% due 06/15/2034 •	89	85

Credit Suisse Mortgage Capital Mortgage-Backed Trust
7.040% due 10/15/2037 •	5,300	5,213

CSAIL Commercial Mortgage Trust
2.957% due 09/15/2052	9,031	8,573
3.808% due 11/15/2048	5,600	5,441

DBUBS Mortgage Trust
3.452% due 10/10/2034	6,100	5,636

Extended Stay America Trust
6.519% due 07/15/2038 •	23,679	23,687

GS Mortgage Securities Corp. Trust
8.726% due 08/15/2039 •	1,700	1,710

GS Mortgage Securities Trust
3.396% due 02/10/2048	2,600	2,559

HPLY Trust
6.435% due 11/15/2036 •	4,117	4,108

Independence Plaza Trust
3.763% due 07/10/2035	3,300	3,162

JP Morgan Chase Commercial Mortgage Securities Trust
6.789% due 12/15/2036 •	6,000	4,818

JPMBB Commercial Mortgage Securities Trust
3.144% due 06/15/2049	2,900	2,734
3.611% due 05/15/2048	2,000	1,949
3.639% due 11/15/2047	3,000	2,949
3.670% due 09/15/2047	1,370	1,361
3.801% due 08/15/2048	1,252	1,212

JPMDB Commercial Mortgage Securities Trust
2.982% due 11/13/2052	3,200	3,006
2.994% due 12/15/2049	164	158

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Bank of America Merrill Lynch Trust
3.306% due 04/15/2048	$2,000	$1,950

Morgan Stanley Capital Trust
2.606% due 08/15/2049	624	605
3.067% due 11/15/2052	6,200	5,792
3.587% due 12/15/2050	700	658
3.809% due 12/15/2048	2,000	1,931
6.609% due 12/15/2038 •	8,300	7,869

MSWF Commercial Mortgage Trust
6.014% due 12/15/2056 ~	4,000	4,286

NYO Commercial Mortgage Trust
6.535% due 11/15/2038 •	18,000	17,453

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •	7,100	6,919

SREIT Trust
6.139% due 10/15/2038 •	3,500	3,467

UBS Commercial Mortgage Trust
2.866% due 10/15/2052	7,069	6,656
2.987% due 12/15/2052	930	878
3.366% due 10/15/2050	1,855	1,802
3.504% due 12/15/2050	5,885	5,698
3.903% due 02/15/2051	2,788	2,712
4.195% due 08/15/2051	1,107	1,086

Waikiki Beach Hotel Trust
6.673% due 12/15/2033 •	10,000	9,885

Wells Fargo Commercial Mortgage Trust
2.651% due 02/15/2053	1,400	1,309
2.652% due 08/15/2049	1,600	1,486
2.788% due 07/15/2048	98	96
3.306% due 05/15/2048	55	54
3.311% due 06/15/2052	4,750	4,304
3.461% due 07/15/2058	180	178
3.540% due 05/15/2048	1,500	1,461
4.147% due 06/15/2051	1,157	1,132
6.450% due 02/15/2037 •	6,700	6,677

WSTN Trust
6.297% due 07/05/2037 ~	3,000	3,028

Total Non-Agency Mortgage-Backed Securities (Cost $275,494)		260,051

ASSET-BACKED SECURITIES 15.4%

ACREC Ltd.
6.591% due 10/16/2036 •	3,659	3,634

American Express Credit Account Master Trust
4.800% due 05/15/2030	2,000	2,005
4.870% due 05/15/2028	10,000	9,985
4.950% due 10/15/2027	2,500	2,492

Anchorage Capital CLO Ltd.
0.000% due 04/22/2034 •(a)	2,600	2,600
6.716% due 07/15/2032 •	15,500	15,508
6.719% due 07/22/2032 •	4,000	4,001

Apidos CLO
6.460% due 07/18/2029 •	544	545

Arbor Realty Commercial Real Estate Notes Ltd.
6.790% due 11/15/2036 •	8,900	8,876

AREIT LLC
7.438% due 08/17/2041 •	2,071	2,077
7.569% due 06/17/2039 •	3,200	3,214

AREIT Trust
6.521% due 11/17/2038 •	3,388	3,373
6.569% due 01/20/2037 •	5,364	5,307

Ares CLO Ltd.
6.446% due 01/15/2029 •	1,440	1,441
6.610% due 04/18/2031 •	10,200	10,208
6.629% due 04/22/2031 •	6,000	6,013
6.729% due 10/20/2034 •	4,600	4,610

Avis Budget Rental Car Funding AESOP LLC
5.250% due 04/20/2029	6,000	6,007
5.360% due 06/20/2030	11,000	11,082
5.440% due 02/22/2028	5,000	5,035
5.810% due 12/20/2029	7,900	8,093
6.020% due 02/20/2030	3,500	3,618

BA Credit Card Trust
4.790% due 05/15/2028	12,600	12,550

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	123

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Auto Trust
5.660% due 11/15/2029	$3,950	$4,014

BDS Ltd.
6.791% due 12/16/2036 •	3,855	3,836
7.463% due 08/19/2038 •	3,300	3,320

Birch Grove CLO Ltd.
6.721% due 06/15/2031 •	847	850

BXMT Ltd.
6.840% due 11/15/2037 •	6,181	6,004

Capital One Multi-Asset Execution Trust
4.420% due 05/15/2028	8,300	8,202

Capital One Prime Auto Receivables Trust
5.820% due 06/15/2028	5,400	5,480

Carlyle Global Market Strategies CLO Ltd.
6.631% due 07/27/2031 •	2,563	2,564

Carlyle U.S. CLO Ltd.
6.579% due 04/20/2031 •	3,606	3,614

CarMax Auto Owner Trust
6.000% due 07/17/2028	8,000	8,140

Catamaran CLO Ltd.
6.679% due 04/22/2030 •	8,610	8,631

CBAM Ltd.
6.699% due 10/20/2029 •	1,908	1,910

Cedar Funding CLO Ltd.
6.579% due 01/20/2031 •	2,221	2,220

CIFC Funding Ltd.
6.630% due 04/24/2030 •	1,829	1,830
6.660% due 07/18/2031 •	2,732	2,739

Citibank Credit Card Issuance Trust
5.230% due 12/08/2027	9,600	9,608

Cutwater Ltd.
6.796% due 01/15/2029 •	917	919

DLLMT LLC
5.340% due 03/22/2027	3,900	3,894
5.350% due 03/20/2031	5,660	5,672

Eaton Vance CLO Ltd.
6.746% due 10/15/2034 •	8,400	8,397

ECMC Group Student Loan Trust
6.185% due 02/27/2068 •	3,185	3,150
6.235% due 09/25/2068 •	4,283	4,242
6.435% due 01/27/2070 •	5,974	5,948
6.485% due 05/25/2067 •	2,704	2,700

Elmwood CLO Ltd.
6.947% due 01/17/2034 •	3,300	3,315

Ford Credit Auto Owner Trust
5.280% due 02/15/2036	3,800	3,850

Gallatin CLO Ltd.
6.666% due 07/15/2031 •	3,038	3,035

Generate CLO Ltd.
6.729% due 01/22/2031 •	2,542	2,549

GM Financial Consumer Automobile Receivables Trust
5.710% due 02/16/2029	5,000	5,117
5.780% due 08/16/2028	2,000	2,031

GM Financial Revolving Receivables Trust
4.980% due 12/11/2036	6,300	6,337
5.770% due 08/11/2036	5,400	5,583

Golub Capital Partners CLO Ltd.
6.599% due 04/20/2031 •	3,487	3,486

GPMT Ltd.
6.691% due 07/16/2035 •	4,941	4,909
6.793% due 12/15/2036 •	1,500	1,455

Hertz Vehicle Financing LLC
5.570% due 09/25/2029	8,000	8,075
6.150% due 03/25/2030	3,400	3,528

KKR CLO Ltd.
6.500% due 07/18/2030 •	1,151	1,153

LCCM Trust
6.640% due 12/13/2038 •	961	942

LoanCore Issuer Ltd.
6.740% due 11/15/2038 •	5,719	5,640

Lockwood Grove CLO Ltd.
6.756% due 01/25/2030 •	951	952

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Madison Park Funding Ltd.
0.000% due 10/18/2030 «•(a)	$4,500	$4,503

Magnetite Ltd.
6.472% due 10/15/2031 •	3,200	3,200
6.935% due 10/25/2033 •	6,400	6,426

Marathon CLO Ltd.
0.000% due 04/15/2032 «•(a)	2,500	2,501

MF1 LLC
7.961% due 09/17/2037 •	2,900	2,911

MF1 Ltd.
6.521% due 10/16/2036 •	2,546	2,530
7.140% due 11/15/2035 •	3,472	3,479

MF1 Multifamily Housing Mortgage Loan Trust
6.290% due 07/15/2036 •	4,447	4,424

MMAF Equipment Finance LLC
5.610% due 07/10/2028	8,800	8,800

Mountain View CLO LLC
6.666% due 10/16/2029 •	663	663

Navient Private Education Loan Trust
6.890% due 07/16/2040 •	2,553	2,564

Navient Private Education Refi Loan Trust
6.340% due 01/15/2043 •	640	637
6.440% due 04/15/2069 •	1,683	1,676

Navient Student Loan Trust
6.235% due 07/26/2066 •	2,315	2,317
6.480% due 03/15/2072	1,669	1,692

Neuberger Berman CLO Ltd.
6.496% due 10/15/2029 •	2,102	2,105

Nissan Auto Lease Trust
4.910% due 04/15/2027	10,000	9,959
4.970% due 09/15/2028	2,200	2,191

Oaktree CLO Ltd.
6.699% due 10/20/2032 •	1,500	1,503

OCP CLO Ltd.
6.699% due 07/20/2029 •	2,125	2,130

OSD CLO Ltd.
6.448% due 04/17/2031 •	6,069	6,080

OZLM Funding Ltd.
6.829% due 10/22/2030 •	911	913

OZLM Ltd.
6.739% due 07/20/2032 •	5,200	5,210

Palmer Square CLO Ltd.
6.578% due 10/17/2031 •	4,034	4,044
6.963% due 10/20/2033 •	10,000	10,041

Palmer Square Loan Funding Ltd.
6.379% due 07/20/2029 •	4,018	4,016

Pawneee Equipment Receivables LLC
5.170% due 02/15/2028	2,593	2,583

PFP Ltd.
6.439% due 08/09/2037 •	2,355	2,344
7.600% due 08/19/2035 •	3,000	3,012

Rad CLO Ltd.
6.700% due 07/24/2032 •	2,800	2,802

Ready Capital Mortgage Financing LLC
6.444% due 04/25/2038 •	869	868

Romark CLO Ltd.
6.607% due 10/23/2030 •	2,910	2,917

Saranac CLO Ltd.
6.717% due 08/13/2031 •	1,748	1,757

SBA Tower Trust
3.869% due 10/15/2049 þ	1,700	1,680

SBNA Auto Lease Trust
6.520% due 04/20/2028	1,000	1,025

SFS Auto Receivables Securitization Trust
4.940% due 01/21/2031	500	498
4.950% due 05/21/2029	900	896

SLC Student Loan Trust
5.681% due 05/15/2029 •	739	737
6.495% due 11/25/2042 •	183	184

SLM Private Education Loan Trust
10.190% due 10/15/2041 •	2,926	3,146

SLM Student Loan Trust
6.223% due 10/25/2029 •	590	591

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMB Private Education Loan Trust
6.170% due 01/15/2053 •	$3,055	$3,028
6.294% due 09/15/2054 •	614	612

Starwood Commercial Mortgage Trust
6.641% due 04/18/2038 •	8,885	8,720

Synchrony Card Funding LLC
5.740% due 10/15/2029	5,000	5,078

Toyota Lease Owner Trust
5.300% due 08/20/2025	2,529	2,526
5.660% due 11/20/2026	2,000	2,015

TPG Real Estate Finance Issuer Ltd.
6.969% due 02/15/2039 •	5,000	4,963

Venture CLO Ltd.
6.569% due 07/20/2030 •	8,970	8,987
6.599% due 04/20/2029 •	290	291
6.629% due 07/20/2030 •	3,470	3,477
6.739% due 07/30/2032 •	3,000	3,001

Vibrant CLO Ltd.
6.699% due 07/20/2032 •	10,300	10,317

VMC Finance LLC
6.541% due 06/16/2036 •	970	966

Volkswagen Auto Loan Enhanced Trust
5.020% due 06/20/2028	4,400	4,396

Voya CLO Ltd.
6.528% due 04/17/2030 •	4,503	4,511

Wellfleet CLO Ltd.
6.469% due 04/20/2029 •	308	309

World Omni Auto Receivables Trust
5.030% due 11/15/2029	900	902
5.150% due 11/15/2028	2,400	2,404

Total Asset-Backed Securities (Cost $488,976)		490,173

SOVEREIGN ISSUES 0.2%

Export-Import Bank of Korea
1.875% due 02/12/2025	6,400	6,223

Total Sovereign Issues (Cost $6,397)		6,223

SHORT-TERM INSTRUMENTS 8.2%

REPURCHASE AGREEMENTS (e) 8.2%
		262,364

U.S. TREASURY BILLS 0.0%
5.400% due 05/02/2024 - 05/16/2024 (b)(c)(g)	997	992

Total Short-Term Instruments (Cost $263,356)		263,356

Total Investments in Securities (Cost $3,506,446)		3,450,061

Total Investments 108.4% (Cost $3,506,446)		$3,450,061

Financial Derivative Instruments (f) (0.0)% (Cost or Premiums, net $(94))		(430)

Other Assets and Liabilities, net (8.4)%		(265,767)

Net Assets 100.0%		$3,183,864

124	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Restricted Securities.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.400%	03/28/2024	04/01/2024	$118,900	U.S. Treasury Floating Rate Notes 5.501% due 01/31/2025	$(121,457)	$118,900	$118,972
DEU	5.390	03/28/2024	04/01/2024	20,600	U.S. Treasury Bonds 3.375% due 08/15/2042	(21,175)	20,600	20,600
	5.420	04/01/2024	04/02/2024	122,300	U.S. Treasury Bonds 1.625% due 11/15/2050	(125,466)	122,300	122,300
FICC	2.600	03/28/2024	04/01/2024	364	U.S. Treasury Notes 5.000% due 09/30/2025	(371)	364	364
JPS	5.430	03/28/2024	04/01/2024	100	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(103)	100	100
	5.450	04/01/2024	04/02/2024	100	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(103)	100	100

Total Repurchase Agreements						$(268,675)	$262,364	$262,436

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$118,972	$0	$0	$118,972	$(121,457)	$(2,485)
DEU	142,900	0	0	142,900	(146,641)	(3,741)
FICC	364	0	0	364	(371)	(7)
JPS	200	0	0	200	(206)	(6)

Total Borrowings and Other Financing Transactions	$262,436	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	179	$36,603	$(12)	$0	$(36)
U.S. Treasury 5-Year Note June Futures	06/2024	1,605	171,760	374	0	(188)
U.S. Treasury 10-Year Note June Futures	06/2024	508	56,285	191	0	(40)

				$553	$0	$(264)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	125

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	360	$(46,440)	$(833)	$0	$(169)

Total Futures Contracts				$(280)	$0	$(433)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.293%	$7,600	$0	$15	$15	$1	$0
AT&T, Inc.	1.000	Quarterly	06/20/2025	0.374	3,900	(147)	177	30	0	0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.438	900	12	(3)	9	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.473	3,000	46	(12)	34	0	0
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.515	900	8	3	11	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595	4,450	(15)	85	70	2	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.732	3,500	(22)	48	26	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204	1,800	24	14	38	0	0

Total Swap Agreements						$(94)	$327	$233	$3	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$3	$3	$0	$(433)	$0	$(433)

(g)

Securities with an aggregate market value of $9,186 and cash of $15,305 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$3	$0	$0	$0	$3

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$433	$433

126	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,281)	$(1,281)
Swap Agreements	0	3,027	0	0	(19)	3,008

	$0	$3,027	$0	$0	$(1,300)	$1,727

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,547)	$(3,547)
Swap Agreements	0	(288)	0	0	0	(288)

	$0	$(288)	$0	$0	$(3,547)	$(3,835)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$460,854	$0	$460,854
Industrials	0	78,992	0	78,992
Utilities	0	92,424	0	92,424
Municipal Bonds & Notes
Alabama	0	1,490	0	1,490
California	0	40,433	0	40,433
Florida	0	1,188	0	1,188
Hawaii	0	14,050	0	14,050
Idaho	0	4,349	0	4,349
Kansas	0	2,299	0	2,299
Michigan	0	2,365	0	2,365
New York	0	30,589	0	30,589
Ohio	0	5,050	0	5,050
South Dakota	0	4,025	0	4,025
Texas	0	11,270	0	11,270
Utah	0	2,277	0	2,277
West Virginia	0	9,661	0	9,661
Wisconsin	0	5,002	0	5,002
U.S. Government Agencies	0	1,369,904	0	1,369,904
U.S. Treasury Obligations	0	294,036	0	294,036
Non-Agency Mortgage-Backed Securities	0	260,051	0	260,051

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Asset-Backed Securities	$0	$483,169	$7,004	$490,173
Sovereign Issues	0	6,223	0	6,223
Short-Term Instruments
Repurchase Agreements	0	262,364	0	262,364
U.S. Treasury Bills	0	992	0	992

Total Investments	$0	$3,443,057	$7,004	$3,450,061

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$3	$0	$3

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(433)	$0	$(433)

Total Financial Derivative Instruments	$0	$(430)	$0	$(430)

Totals	$0	$3,442,627	$7,004	$3,449,631

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	127

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 415.1%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Ambac Assurance Corp.
5.100% due 12/31/2099 (f)	$38	$55

INDUSTRIALS 0.1%

CVS Pass-Through Trust
6.036% due 12/10/2028	664	671

Total Corporate Bonds & Notes (Cost $714)		726

MUNICIPAL BONDS & NOTES 0.3%

TEXAS 0.3%

Ennis Economic Development Corp., Texas Revenue Bonds, (NPFGC Insured), Series 1999
0.000% due 08/01/2034 (e)	7,990	4,077

Total Municipal Bonds & Notes (Cost $5,714)		4,077

U.S. GOVERNMENT AGENCIES 386.0%

Fannie Mae
0.000% due 06/25/2042 - 10/25/2045 •	1,600	1,030
0.000% due 07/25/2044 - 04/25/2046 ~(a)	2,300	88
0.041% due 08/25/2044 ~(a)	345	15
0.047% due 01/25/2045 ~(a)	416	19
0.068% due 04/25/2055 ~(a)	695	28
0.089% due 08/25/2055 ~(a)	405	17
0.119% due 08/25/2054 ~(a)	791	33
0.138% due 07/25/2052 ~(a)	416	17
0.148% due 10/25/2046 ~(a)	227	8
0.170% due 07/25/2045 ~(a)	1,869	75
0.200% due 02/25/2043 •(a)	1,813	12
0.565% due 11/25/2049 •(a)	2,148	263
0.715% due 07/25/2042 - 08/25/2042 •(a)	5,986	523
2.242% due 01/25/2031 ~(a)	6,647	500
2.500% due 02/25/2051 (a)	7,958	1,268
3.000% due 11/01/2042 - 05/01/2058	10,571	9,114
3.000% due 11/25/2043 - 12/25/2048 (a)	8,364	1,090
3.431% due 09/26/2033 •	3	3
3.500% due 04/25/2046 (a)	266	20
3.500% due 06/01/2056 - 01/01/2059	24,371	21,611
3.575% due 02/01/2026	9,000	8,748
3.648% due 01/01/2049 •	1,556	1,559
3.780% due 02/01/2031 •	2	2
4.000% due 09/01/2043 - 10/01/2043	188	179
4.000% due 06/25/2044 (a)	62	5
4.034% due 03/01/2035 •	27	27
4.248% due 05/01/2035 •	8	8
4.283% due 05/01/2030 •	7	7
4.373% due 08/01/2026 - 11/01/2028 •	12	11
4.374% due 02/01/2028 ~	5,999	5,887
4.376% due 10/01/2031 •	13	13
4.395% due 09/01/2030 - 04/01/2032 •	4	4
4.432% due 08/01/2028 •	13	13
4.440% due 06/01/2033	2,000	1,963
4.444% due 07/01/2027 •	1	1
4.490% due 04/01/2033	2,000	1,971
4.500% due 06/01/2030 - 04/01/2059	17,106	16,620
4.522% due 02/01/2028 •	8	8
4.533% due 05/01/2036 •	2	2
4.550% due 05/01/2028	200	199
4.552% due 05/01/2036 •	55	54
4.580% due 08/01/2033	1,000	992
4.602% due 11/01/2028 •	9	8
4.630% due 07/01/2033	3,486	3,470

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.645% due 06/01/2029 - 06/01/2030 •	$16	$15
4.647% due 05/01/2036 •	2	2
4.675% due 05/01/2036 •	1	1
4.700% due 04/01/2033	3,682	3,652
4.860% due 07/01/2033	2,500	2,532
4.900% due 10/01/2028	709	713
4.914% due 06/01/2035 •	17	17
4.990% due 03/01/2031	1,492	1,514
5.000% due 11/25/2028 - 11/01/2039	164	161
5.094% due 01/01/2029 •	3	3
5.161% due 02/01/2031 •	19	18
5.300% due 09/01/2038	1,078	1,120
5.344% due 02/01/2026 •	2	2
5.378% due 06/01/2035 •	59	59
5.496% due 12/25/2036 •	703	686
5.500% due 12/01/2035 - 11/01/2039	1,085	1,076
5.522% due 11/01/2035 - 11/01/2048 •	647	660
5.544% due 02/01/2031 •	12	12
5.565% due 06/25/2032 •	1	1
5.570% due 10/01/2028	869	887
5.604% due 01/01/2026 •	13	13
5.610% due 10/01/2028	883	902
5.664% due 07/25/2032 •	51	50
5.673% due 12/01/2048 •	1,255	1,284
5.691% due 09/01/2034 •	1	1
5.692% due 07/25/2037 •	235	229
5.709% due 03/01/2035 •	13	13
5.715% due 01/01/2035 •	14	14
5.730% due 10/01/2028	1,122	1,163
5.750% due 12/01/2030 •	14	14
5.750% due 05/25/2035 ~	42	43
5.789% due 08/01/2035 •	28	28
5.796% due 02/25/2033 •	7	7
5.805% due 06/01/2032 - 07/01/2035 •	20	20
5.816% due 07/01/2035 •	25	24
5.833% due 04/18/2028 - 12/18/2032 •	13	13
5.835% due 06/25/2029 - 05/01/2035 •	46	46
5.847% due 11/01/2025 •	5	5
5.883% due 10/18/2030 •	8	8
5.885% due 06/25/2046 •	784	771
5.912% due 02/01/2030 •	22	22
5.915% due 07/01/2034 •	69	69
5.922% due 09/01/2035 •	31	31
5.933% due 09/18/2027 •	1	1
5.935% due 06/25/2030 - 11/25/2059 •	11,029	10,863
5.956% due 09/01/2035 •	3	3
5.999% due 02/01/2034 •	16	16
6.000% due 04/25/2031 - 02/01/2037	186	187
6.030% due 11/01/2035 •	4	4
6.052% due 12/01/2031 •	2	2
6.060% due 09/01/2034 •	39	40
6.109% due 09/01/2031 •	4	4
6.125% due 08/01/2029 •	4	4
6.135% due 10/25/2037 •	1,497	1,494
6.152% due 07/01/2032 •	12	12
6.175% due 02/01/2035 •	13	13
6.200% due 11/01/2026 •	19	19
6.202% due 02/01/2027 •	2	2
6.281% due 08/01/2042 - 10/01/2044 •	576	573
6.287% due 02/01/2036 •	13	13
6.300% due 06/25/2031 ~	46	45
6.300% due 10/17/2038	7	6
6.335% due 04/25/2032 •	6	6
6.475% due 01/01/2030 •	31	30
6.481% due 10/01/2030 - 09/01/2040 •	72	71
6.500% due 06/25/2028 - 10/25/2031	294	300
6.500% due 04/25/2038 (a)	113	31
6.629% due 12/01/2027 •	5	5
6.655% due 05/01/2027 •	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.764% due 11/01/2035 •	$57	$57
6.850% due 12/18/2027	45	45
7.000% due 11/25/2026 - 09/01/2032	23	24
7.050% due 11/01/2035 •	225	225
7.113% due 09/01/2035 •	43	43
7.500% due 11/20/2026 - 07/25/2041	109	110
7.716% due 05/01/2036 •	15	15

Federal Agricultural Mortgage Corp.
8.850% due 04/25/2030 «~	32	32

Freddie Mac
0.000% due 01/15/2035 - 05/15/2041 •	10,996	9,603
0.000% due 10/15/2037 - 10/15/2041 ~(a)	413	21
0.000% due 08/15/2056 - 10/15/2058 (b)(e)	37,686	26,490
0.079% due 02/15/2038 ~(a)	244	14
0.131% due 03/15/2037 ~(a)	144	7
0.136% due 05/15/2037 ~(a)	326	19
0.145% due 08/15/2041 ~(a)	124	8
0.169% due 11/15/2036 ~(a)	384	15
0.188% due 08/15/2036 ~(a)	159	7
0.215% due 11/15/2038 ~(a)	405	24
0.290% due 06/15/2038 ~(a)	307	23
0.747% due 12/15/2043 •	1,333	1,190
2.000% due 11/25/2050 (a)	6,053	803
2.500% due 12/15/2027 - 10/15/2052 (a)	49,634	7,562
3.000% due 08/15/2032 - 08/01/2046	5,436	4,962
3.000% due 02/15/2033 - 09/15/2048 (a)	3,004	291
3.500% due 08/15/2026 - 08/15/2045 (a)	11,906	1,814
3.500% due 09/01/2032	1,277	1,221
4.000% due 06/01/2029 - 12/01/2048	7,916	7,515
4.000% due 01/15/2046 (a)	3,547	548
4.024% due 03/01/2029 •	3	2
4.315% due 07/01/2030 •	50	49
4.500% due 03/01/2029 - 06/01/2048	5,266	5,164
4.624% due 03/01/2032 •	3	3
4.681% due 08/15/2032 ~	8	8
5.000% due 04/01/2024 - 07/01/2041	4,807	4,827
5.187% due 08/01/2027 •	1	1
5.282% due 06/01/2028 •	1	1
5.500% due 11/01/2030 - 06/01/2041	11,324	11,566
5.555% due 07/25/2031 •	27	27
5.590% due 11/01/2027 •	20	20
5.633% due 03/15/2031 •	2	2
5.644% due 10/15/2040 •	2,770	2,751
5.645% due 08/15/2040 •	2,883	2,884
5.683% due 07/15/2034 •	1	1
5.685% due 05/25/2031 •	71	71
5.693% due 10/01/2036 •	30	30
5.715% due 09/25/2031 •	36	37
5.729% due 12/01/2035 •	204	208
5.733% due 06/15/2048 - 12/15/2048 •	3,003	2,939
5.774% due 07/01/2030 •	1	1
5.783% due 12/15/2029 •	27	27
5.798% due 10/15/2037 •	627	616
5.862% due 12/15/2046 •	454	447
5.875% due 10/01/2035 •	17	17
5.883% due 09/15/2026 - 12/15/2031 •	13	13
5.933% due 02/15/2028 - 03/15/2032 •	2	2
5.950% due 07/01/2027 •	2	2
5.966% due 07/01/2028 •	46	46
5.979% due 11/01/2029 •	58	58
5.983% due 03/15/2032 - 03/15/2044 •	950	939
5.985% due 01/25/2050 •	1,519	1,503
6.000% due 09/15/2026 - 05/01/2040	1,697	1,751

128	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.011% due 11/01/2034 •	$24	$24
6.027% due 03/01/2033 •	31	32
6.033% due 08/15/2035 •	227	227
6.084% due 10/01/2027 •	1	1
6.125% due 08/01/2029 - 03/01/2033 •	16	16
6.155% due 07/01/2035 •	90	92
6.158% due 10/01/2027 •	1	1
6.250% due 10/01/2024 •	1	1
6.250% due 12/15/2028	47	47
6.262% due 01/01/2028 •	5	5
6.265% due 05/01/2032 •	5	5
6.307% due 08/01/2035 •	4	4
6.348% due 12/01/2032 •	5	5
6.369% due 09/01/2028 •	1	1
6.383% due 04/15/2031 •	191	193
6.433% due 06/15/2031 •	14	14
6.439% due 05/01/2032 •	68	68
6.446% due 05/01/2032 •	53	53
6.460% due 12/01/2026 •	2	2
6.500% due 06/15/2027 - 10/25/2043	750	768
6.518% due 02/01/2027 •	16	16
6.615% due 02/01/2027 •	4	3
6.633% due 07/15/2027 •	59	59
6.650% due 12/01/2029 •	3	3
7.000% due 10/25/2024 - 12/01/2032	12	12
7.500% due 08/15/2029 (a)	1	0
7.500% due 01/15/2030	26	27
7.645% due 05/01/2025	149	149
8.000% due 06/01/2030 - 09/01/2030	1	0
8.500% due 08/01/2024 - 08/01/2027	4	4

Ginnie Mae
0.000% due 03/20/2035 (b)(e)	147	135
0.000% due 06/20/2042 - 12/20/2045 ~(a)	3,737	100
0.000% due 09/20/2045 •	1,736	1,047
1.090% due 03/16/2051 ~(a)	649	1
2.500% due 03/20/2027 - 09/20/2051	39,416	33,688
3.000% due 12/15/2042 - 11/20/2067	20,080	18,115
3.000% due 06/20/2046 (a)	179	14
3.500% due 11/15/2041 - 02/20/2052	78,219	71,936
3.500% due 08/20/2042 - 09/20/2046 (a)	6,204	664
3.625% (H15T1Y + 1.500%) due 08/20/2024 - 09/20/2026 ~	51	48
3.625% due 01/20/2027 - 07/20/2035 •	2,266	2,235
3.750% due 11/20/2028 - 12/20/2032 •	380	372
3.875% (H15T1Y + 1.500%) due 05/20/2024 - 06/20/2026 ~	52	50
3.875% due 04/20/2027 - 04/20/2033 •	1,157	1,147
4.000% (H15T1Y + 1.500%) due 06/20/2024 - 09/20/2026 ~	8	8
4.000% due 07/20/2027 - 08/20/2030 •	278	275
4.000% due 09/15/2040 - 03/15/2052	21,805	21,105
4.125% due 01/20/2034 •	984	1,004
4.500% (H15T1Y + 1.500%) due 05/20/2025 - 10/20/2025 ~	3	2
4.500% due 07/20/2030 - 09/20/2030 •	25	24
4.500% due 06/15/2035 - 01/20/2049	19,118	18,692
5.000% due 05/15/2033 - 12/20/2048	10,900	10,968
5.500% due 09/15/2031 - 07/15/2041	4,694	4,810
5.909% due 01/20/2059 •	45	45
6.000% due 09/15/2036 - 12/15/2040	801	827
6.067% due 10/20/2058 •	63	63

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.494% due 07/20/2070 - 08/20/2070 •	$14,844	$14,992
6.500% due 01/15/2028 - 07/15/2039	919	947
6.694% due 10/20/2070 •	7,732	7,795
6.819% due 09/20/2071 •	24,192	24,840
7.000% due 09/15/2025 - 09/20/2028	5	4
7.500% due 06/15/2027 - 10/15/2031	18	17
8.000% due 06/15/2024 - 09/15/2031	19	19
8.500% due 06/15/2027 - 01/20/2031	144	145
9.000% due 08/20/2030	2	2

Ginnie Mae, TBA
2.000% due 04/01/2054	99,600	81,615
2.500% due 04/01/2054	28,050	23,894
3.000% due 04/01/2054	254,350	224,339
3.500% due 04/01/2054	17,882	16,273
4.000% due 04/01/2054	37,650	35,235
4.500% due 04/01/2054 - 05/01/2054	42,900	41,245
5.000% due 05/01/2054	34,300	33,722
5.500% due 04/01/2054	4,500	4,496

U.S. Small Business Administration
5.370% due 04/01/2028	460	457
5.490% due 05/01/2028	461	455
5.870% due 05/01/2026 - 07/01/2028	277	273
6.220% due 12/01/2028	69	69

Uniform Mortgage-Backed Security
1.500% due 12/01/2050 - 06/01/2051	301	228
2.000% due 11/01/2026 - 04/01/2036	10,087	9,020
2.500% due 01/01/2032 - 04/01/2052	40,562	34,164
3.000% due 10/01/2026 - 07/01/2052	256,508	223,715
3.500% due 09/01/2025 - 01/01/2052	80,926	74,311
4.000% due 12/01/2025 - 06/01/2049	69,117	65,967
4.500% due 06/01/2024 - 01/01/2049	15,446	15,108
5.000% due 09/01/2025 - 06/01/2053	8,785	8,707
5.500% due 06/01/2024 - 02/01/2042	6,527	6,662
6.000% due 09/01/2028 - 05/01/2041	7,857	8,075
6.500% due 02/01/2026 - 04/01/2043	3,707	3,840
8.000% due 07/01/2030 - 05/01/2032	6	6

Uniform Mortgage-Backed Security, TBA
1.500% due 04/01/2054	14,400	10,843
2.000% due 05/01/2039 - 05/01/2054	322,800	257,613
2.500% due 05/01/2054	33,430	27,673
3.000% due 04/01/2039 - 05/01/2054	961,574	831,706
3.500% due 04/01/2039 - 05/01/2054	240,300	220,604
4.000% due 04/01/2054 - 05/01/2054	347,340	321,818
4.500% due 04/01/2039 - 05/01/2054	702,300	669,850
5.000% due 05/01/2039 - 05/01/2054	936,900	914,453
5.500% due 04/01/2054 - 05/01/2054	554,300	551,600
6.000% due 04/01/2054 - 05/01/2054	195,200	196,996
6.500% due 04/01/2054	21,400	21,866
7.000% due 05/01/2054	18,400	18,949

Vendee Mortgage Trust
5.929% due 01/15/2030 ~	84	85
6.500% due 03/15/2029	119	116

Total U.S. Government Agencies (Cost $5,504,038)		5,401,848

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 8.7%

Adjustable Rate Mortgage Trust
4.790% due 09/25/2035 ~	$153	$131

BAMLL Commercial Mortgage Securities Trust
6.473% due 09/15/2034 •	1,590	1,590

Banc of America Funding Trust
6.023% due 05/20/2035 •	212	185
6.253% due 10/25/2036 þ	408	346
6.337% due 01/25/2037 þ	432	387

Banc of America Mortgage Trust
4.891% due 02/25/2036 ~	79	71
5.209% due 07/25/2034 «~	1	1
5.750% due 07/20/2032 «~	1	0
6.568% due 06/20/2031 «~	29	28

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 «~	1	1
5.003% due 11/25/2030 ~	1	1
5.500% due 08/25/2033 «~	61	57
6.058% due 08/25/2033 ~	61	58
6.318% due 01/25/2034 «~	2	2

Bear Stearns ALT-A Trust
4.200% due 11/25/2036 ~	160	73
4.333% due 11/25/2036 ~	303	168
4.576% due 11/25/2036 ~	415	218
5.138% due 05/25/2035 ~	114	108

Bear Stearns Structured Products, Inc. Trust
4.198% due 12/26/2046 ~	557	433

BellaVista Mortgage Trust
5.941% due 05/20/2045 •	109	70

Chase Mortgage Finance Trust
4.337% due 09/25/2036 «~	17	15
6.000% due 07/25/2037	1,504	679

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.314% due 01/25/2035 «~	142	124
5.623% due 05/25/2036 •	59	53
5.694% due 08/25/2035 •	77	72

Citigroup Mortgage Loan Trust
5.318% due 08/25/2035 ~	66	62
6.980% due 05/25/2035 •	1	1
7.560% due 09/25/2035 •	74	74

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	369	322

Countrywide Alternative Loan Resecuritization Trust
4.037% due 08/25/2037 ~	81	38

Countrywide Alternative Loan Trust
5.643% due 07/20/2046 •	250	200
5.654% due 05/25/2035 •	411	367
5.664% due 05/25/2035 •	57	52
5.694% due 05/25/2035 «•	111	88
5.723% due 09/20/2046 •	5,497	4,089
5.824% due 09/25/2046 •	2,153	1,821
5.844% due 05/25/2036 •	29	25
5.944% due 09/25/2046 •	3,691	2,767
5.944% due 10/25/2046 «•	310	220
5.964% due 07/25/2046 •	1,568	1,031
6.004% due 12/25/2035 •	146	128
6.083% due 12/20/2035 •	426	382
6.124% due 10/25/2046 •	1,384	987
6.250% due 11/25/2036	569	425

Countrywide Home Loan Mortgage Pass-Through Trust
4.428% due 09/25/2047 ~	234	203
4.447% due 11/25/2037 ~	309	282
5.355% due 09/25/2034 «~	117	101
5.904% due 05/25/2035 •	410	339
5.984% due 02/25/2035 «•	38	34
6.009% due 06/19/2031 «~	3	3
6.024% due 04/25/2035 •	220	200
6.024% due 04/25/2035 «•	15	13
6.084% due 03/25/2035 •	31	27
6.104% due 02/25/2035 •	249	227
6.124% due 02/25/2035 •	6	5
6.124% due 03/25/2036 «•	8	2
6.125% due 07/19/2031 «~	3	3
6.144% due 02/25/2036 «•	13	5

Credit Suisse First Boston Mortgage Securities Corp.
4.921% due 06/25/2033 «~	4	3

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	129

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.500% due 07/25/2056 ~	$1,095	$883
4.081% due 03/25/2060 ~	3,607	3,595
4.699% due 05/27/2053 ~	4,423	3,529
6.079% due 04/25/2037 þ	1,764	484

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.544% due 10/25/2036 «•	6	5

Fannie Mae
1.500% due 02/25/2036 (a)	42,115	2,369

First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031 «	4	4

Freddie Mac
4.660% due 01/25/2031	6,100	6,040

GreenPoint Mortgage Funding Trust
5.844% due 12/25/2046 •	1,234	1,145
5.984% due 04/25/2036 •	419	398

GreenPoint Mortgage Funding Trust Pass-Through Certificates
6.364% due 10/25/2033 «~	7	7

GS Mortgage Securities Corp. Trust
6.523% due 07/15/2031 •	2,000	1,663

GS Mortgage-Backed Securities Trust
3.000% due 09/25/2052 ~	15,607	13,105

GSR Mortgage Loan Trust
4.092% due 06/25/2034 «~	7	7
4.366% due 04/25/2036 ~	121	80
5.964% due 08/25/2046 •	2,056	508

HarborView Mortgage Loan Trust
3.322% due 11/19/2034 «~	20	15
4.724% due 08/19/2036 «~	20	19
5.293% due 08/19/2034 ~	530	490
5.701% due 03/19/2037 •	201	179
5.881% due 05/19/2046 •	510	154

HomeBanc Mortgage Trust
6.304% due 08/25/2029 •	70	67

Impac Secured Assets Trust
5.744% due 11/25/2036 «•	2	2

IndyMac Adjustable Rate Mortgage Trust
5.545% due 01/25/2032 «~	1	1

IndyMac INDA Mortgage Loan Trust
6.044% due 11/25/2035 •	86	52

IndyMac INDX Mortgage Loan Trust
3.076% due 01/25/2036 «~	173	150
3.662% due 01/25/2036 ~	1	0
3.780% due 08/25/2035 ~	414	300
3.928% due 08/25/2036 ~	6,871	5,863
4.691% due 12/25/2034 ~	3	2
5.744% due 06/25/2037 •	290	104
5.864% due 05/25/2046 •	492	428
5.924% due 04/25/2035 •	41	34
5.924% due 07/25/2035 •	365	331
6.084% due 02/25/2035 •	71	65

JP Morgan Mortgage Trust
3.000% due 01/25/2052 ~	4,218	3,541
3.000% due 04/25/2052 ~	5,901	4,984
3.000% due 05/25/2052 ~	6,837	5,741
5.182% due 10/25/2035 ~	464	423
6.344% due 12/25/2049 •	1,757	1,695
6.394% due 08/25/2049 •	807	797

Lehman XS Trust
6.084% due 11/25/2046 •	1,568	1,194

Luminent Mortgage Trust
5.804% due 12/25/2036 •	294	270

MASTR Adjustable Rate Mortgages Trust
5.924% due 05/25/2037 •	346	144
6.044% due 05/25/2047 «•	12	12
6.124% due 05/25/2047 •	3,350	2,624

MASTR Reperforming Loan Trust
7.000% due 08/25/2034	68	48

MASTR Seasoned Securitization Trust
4.829% due 10/25/2032 «~	48	42

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
6.140% due 11/15/2031 •	69	65
6.320% due 11/15/2031 «•	9	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.880% due 12/15/2030 •	$84	$80
5.920% due 06/15/2030 •	65	62

Merrill Lynch Alternative Note Asset Trust
6.044% due 03/25/2037 •	870	211

Merrill Lynch Mortgage Investors Trust
4.857% due 04/25/2035 «~	3	3
6.354% due 10/25/2028 «•	6	6
6.559% due 01/25/2029 ~	581	510

Morgan Stanley Capital Trust
6.519% due 07/15/2035 •	2,500	2,495

Morgan Stanley Mortgage Loan Trust
5.024% due 07/25/2035 ~	322	265
5.954% due 02/25/2047 •	784	313

Mortgage Equity Conversion Asset Trust
5.470% due 02/25/2042 •	827	809
5.500% due 01/25/2042 •	6,356	6,192
5.510% due 05/25/2042 •	3,655	3,521

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	5,621	5,301

Nomura Asset Acceptance Corp. Alternative Loan Trust
7.000% due 02/19/2030 ~	100	97

OBX Trust
3.000% due 01/25/2052 ~	2,782	2,336

Prime Mortgage Trust
5.844% due 02/25/2034 •	7	7

Residential Accredit Loans, Inc. Trust
4.236% due 08/25/2035 ~	424	165
5.984% due 05/25/2046 •	357	275

Residential Funding Mortgage Securities, Inc. Trust
5.323% due 09/25/2035 ~	618	402

Sequoia Mortgage Trust
3.854% due 01/20/2047 ~	263	185
6.081% due 04/19/2027 «•	5	5
6.141% due 10/19/2026 «•	4	4
6.203% due 10/20/2027 «•	65	61

Structured Adjustable Rate Mortgage Loan Trust
4.016% due 11/25/2035 «~	205	175
4.414% due 01/25/2035 ~	92	90
4.575% due 07/25/2035 ~	17	15
4.728% due 08/25/2035 ~	5	4
6.179% due 06/25/2034 •	187	178
6.495% due 07/25/2034 ~	11	11
7.215% due 10/25/2037 •	745	669

Structured Asset Mortgage Investments Trust
5.704% due 03/25/2037 •	64	24
5.824% due 06/25/2036 •	53	51
5.864% due 05/25/2036 •	361	232
5.904% due 05/25/2045 •	486	433
5.941% due 07/19/2035 •	566	535
6.044% due 08/25/2036 •	2,065	1,456
6.101% due 09/19/2032 •	196	188
6.101% due 10/19/2034 •	35	33
6.141% due 03/19/2034 «•	172	155
6.750% due 05/02/2030 «~	49	1

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
7.620% due 06/25/2033 «~	1	1

TBW Mortgage-Backed Trust
6.130% due 01/25/2037 þ	882	222
6.470% due 09/25/2036 þ	9,085	236
6.515% due 07/25/2037 þ	1,415	536

Thornburg Mortgage Securities Trust
4.779% due 06/25/2043 «~	72	66

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	6,557	6,136

WaMu Mortgage Pass-Through Certificates Trust
3.393% due 04/25/2037 ~	475	410
4.279% due 12/25/2036 ~	466	412
4.893% due 12/25/2035 ~	90	79
5.540% due 08/25/2033 «~	101	93
5.688% due 09/25/2033 ~	48	44
5.929% due 11/25/2046 •	120	101
5.964% due 11/25/2045 •	410	376
6.024% due 10/25/2045 •	28	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.048% due 03/25/2034 ~	$2	$2
6.084% due 01/25/2045 •	87	83
6.084% due 07/25/2045 •	15	15
6.089% due 02/25/2046 •	443	387
6.104% due 01/25/2045 •	269	262
6.289% due 11/25/2042 •	14	13
6.339% due 01/25/2047 •	527	463
6.444% due 07/25/2044 «•	45	40
6.489% due 06/25/2042 •	71	65
6.489% due 08/25/2042 •	167	157
6.494% due 12/25/2045 •	718	595

Washington Mutual Mortgage Pass-Through Certificates Trust
6.573% due 11/25/2030 «~	24	23
6.768% due 07/25/2036 þ	2,168	518

Wells Fargo Mortgage-Backed Securities Trust
5.738% due 07/25/2034 «~	6	6

Total Non-Agency Mortgage-Backed Securities (Cost $140,379)		121,985

ASSET-BACKED SECURITIES 18.7%

ABFC Trust
6.144% due 06/25/2034 •	107	104
6.464% due 03/25/2032 «•	138	132

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 þ	531	389

ACE Securities Corp. Home Equity Loan Trust
5.564% due 10/25/2036 •	125	48
6.104% due 11/25/2035 •	214	219
6.494% due 07/25/2034 «•	142	132

AFC Home Equity Loan Trust
6.254% due 06/25/2029 •	127	102

AGL CLO Ltd.
6.779% due 07/20/2034 •	3,900	3,905

Allegro CLO Ltd.
6.741% due 10/16/2031 •	3,203	3,206

Amortizing Residential Collateral Trust
6.144% due 10/25/2031 •	75	73

AMRESCO Residential Securities Corp. Mortgage Loan Trust
6.384% due 06/25/2029 •	150	145

Anchorage Capital CLO Ltd.
0.000% due 04/22/2034 •(c)	3,200	3,200
6.626% due 07/15/2030 •	1,926	1,925
6.719% due 07/22/2032 •	3,800	3,801

Apidos CLO
6.508% due 07/17/2030 •	6,177	6,191
6.676% due 07/16/2031 •	4,191	4,198

Ares CLO Ltd.
6.629% due 04/22/2031 •	3,800	3,808
6.637% due 04/17/2033 •	3,400	3,400
6.746% due 10/15/2030 •	2,610	2,608

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
6.179% due 10/25/2035 •	2,000	1,953

Asset-Backed Securities Corp. Home Equity Loan Trust
5.524% due 05/25/2037 •	1	1
5.960% due 06/15/2031 •	183	174

Atlas Senior Loan Fund Ltd.
6.760% due 10/24/2031 •	3,746	3,747

Bain Capital Credit CLO Ltd.
6.701% due 04/19/2034 •	2,170	2,168

Bayview Financial Acquisition Trust
5.970% due 05/28/2037 •	648	598

Bear Stearns Asset-Backed Securities Trust
5.740% due 06/25/2043 «~	7	6
6.244% due 09/25/2046 •	464	434
6.419% due 02/25/2034 •	342	336
6.644% due 10/25/2032 «•	2	2
6.944% due 11/25/2042 «•	129	125

Betony CLO Ltd.
6.659% due 04/30/2031 •	1,719	1,723

BlueMountain CLO Ltd.
6.759% due 10/22/2030 •	2,289	2,291

130	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle Global Market Strategies CLO Ltd.
6.548% due 04/17/2031 •	$673	$673
6.716% due 07/15/2031 •	2,310	2,315

Carlyle U.S. CLO Ltd.
6.579% due 04/20/2031 •	3,285	3,292

CBAM Ltd.
6.829% due 07/20/2030 •	2,623	2,628

Cedar Funding CLO Ltd.
6.579% due 01/20/2031 •	1,708	1,708

Centex Home Equity Loan Trust
5.744% due 01/25/2032 «•	48	46
6.294% due 01/25/2032 «•	160	157

Chase Funding Trust
6.044% due 07/25/2033 «•	21	20
6.084% due 08/25/2032 •	357	346
6.104% due 11/25/2032 «•	56	54

CIFC Funding Ltd.
6.529% due 04/20/2030 •	827	827
6.530% due 10/24/2030 •	5,256	5,252
6.619% due 04/20/2031 •	951	953
6.630% due 04/24/2030 •	1,491	1,491
6.779% due 10/22/2031 •	3,593	3,601

CIT Group Home Equity Loan Trust
6.419% due 12/25/2031 «•	11	11

Citigroup Global Markets Mortgage Securities
2.700% due 01/25/2032 «•	119	126

Citigroup Mortgage Loan Trust
5.504% due 07/25/2045 •	133	94

Countrywide Asset-Backed Certificates Trust
5.584% due 07/25/2037 •	802	729
5.644% due 09/25/2037 •	430	378
6.344% due 10/25/2047 •	750	678
6.444% due 09/25/2032 •	854	845

Credit Suisse First Boston Mortgage Securities Corp.
4.587% due 08/25/2032 •	98	93

Credit-Based Asset Servicing & Securitization Trust
3.422% due 01/25/2037 •	251	79

Cutwater Ltd.
6.796% due 01/15/2029 •	863	865

Delta Funding Home Equity Loan Trust
6.260% due 09/15/2029 «•	7	7

Dryden CLO Ltd.
6.530% due 04/18/2031 •	3,486	3,493

Dryden Senior Loan Fund
6.546% due 04/15/2031 •	4,654	4,665

Eaton Vance CLO Ltd.
6.746% due 10/15/2034 •	3,200	3,199

Ellington Loan Acquisition Trust
6.494% due 05/25/2037 •	853	831
6.544% due 05/25/2037 •	378	365

Elmwood CLO Ltd.
6.947% due 01/17/2034 •	2,100	2,110
7.044% due 12/11/2033 •	4,100	4,121

EMC Mortgage Loan Trust
6.184% due 05/25/2040 •	112	111

Encore Credit Receivables Trust
6.134% due 07/25/2035 •	2,289	2,208

EquiFirst Mortgage Loan Trust
5.924% due 01/25/2034 «•	63	59

FIRSTPLUS Home Loan Owner Trust
7.170% due 05/10/2024 «þ	352	0

Fremont Home Loan Trust
5.924% due 08/25/2036 •	5,949	1,917

Galaxy CLO Ltd.
6.546% due 10/15/2030 •	6,054	6,052

Gallatin CLO Ltd.
6.666% due 07/15/2031 •	3,917	3,914

GE-WMC Mortgage Securities Trust
5.524% due 08/25/2036 «•	34	14

GMAC Mortgage Corp. Loan Trust
5.924% due 01/25/2029 «•	15	12

GoldenTree Loan Management U.S. CLO Ltd.
7.027% due 01/20/2034 •	2,000	2,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golub Capital Partners CLO Ltd.
6.599% due 04/20/2031 •	$850	$850

GSAMP Trust
2.610% due 10/25/2036 •	7,479	54
5.584% due 12/25/2036 •	916	474
6.244% due 02/25/2033 «•	51	49

Halseypoint CLO Ltd.
6.929% due 01/20/2033 •	1,300	1,303
7.029% due 11/30/2032 •	4,450	4,451

Home Equity Mortgage Loan Asset-Backed Trust
5.664% due 04/25/2037 •	602	453

ICG U.S. CLO Ltd.
6.720% due 01/24/2032 •	1,000	1,001

IMC Home Equity Loan Trust
7.520% due 08/20/2028 «	1	1

JP Morgan Mortgage Acquisition Trust
5.604% due 08/25/2036 «•	34	15
5.704% due 03/25/2037 •	100	98

KKR CLO Ltd.
6.500% due 07/18/2030 •	1,938	1,942
6.576% due 04/15/2031 •	926	926

LCM LP
6.441% due 07/19/2027 •	18	18

LCM Ltd.
6.659% due 04/20/2031 •	5,800	5,797

Lockwood Grove CLO Ltd.
6.756% due 01/25/2030 •	4,122	4,124

Long Beach Mortgage Loan Trust
6.004% due 10/25/2034 •	62	59
6.494% due 10/25/2034 «•	33	30
6.869% due 03/25/2032 «•	169	168

Madison Park Funding Ltd.
6.551% due 07/27/2031 •	1,444	1,443

Magnetite Ltd.
6.786% due 01/25/2032 •	1,000	1,001
6.935% due 10/25/2033 •	4,000	4,017

Marathon CLO Ltd.
0.000% due 04/15/2032 «•(c)	2,100	2,101

MASTR Asset-Backed Securities Trust
6.194% due 12/25/2034 •	410	401

Merrill Lynch Mortgage Investors Trust
5.564% due 10/25/2037 •	967	152
5.604% due 09/25/2037 •	124	26
6.164% due 06/25/2035 «•	84	84

MF1 LLC
7.476% due 06/19/2037 •	3,000	3,004

MF1 Ltd.
6.521% due 10/16/2036 •	4,997	4,966

MidOcean Credit CLO
6.611% due 01/29/2030 •	886	886
6.631% due 02/20/2031 •	4,717	4,726

Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ~	478	230
6.000% due 02/25/2037 ~	670	373
6.164% due 04/25/2037 •	204	56

Mountain View CLO LLC
6.616% due 01/16/2031 •	415	415
6.666% due 10/16/2029 •	2,054	2,054

Mountain View CLO Ltd.
6.696% due 07/15/2031 •	3,213	3,211

Nassau Ltd.
6.726% due 10/15/2029 •	525	526
6.826% due 01/15/2030 •	1,129	1,131

Neuberger Berman CLO Ltd.
6.619% due 04/20/2031 •	4,100	4,100

Neuberger Berman Loan Advisers CLO Ltd.
6.929% due 10/24/2032 •	2,700	2,707

Newark BSL CLO Ltd.
6.556% due 07/25/2030 •	5,807	5,819
6.681% due 12/21/2029 •	1,208	1,210

NovaStar Mortgage Funding Trust
5.704% due 03/25/2037 •	1,487	917

OCP CLO Ltd.
6.536% due 07/15/2030 •	2,827	2,832

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
5.584% due 01/25/2037 •	$486	$286
6.224% due 02/25/2035 •	1,440	1,360

Option One Mortgage Loan Trust Asset-Backed Certificates
6.134% due 11/25/2035 •	210	198

OZLM Ltd.
6.829% due 07/20/2030 •	1,969	1,973

Palmer Square CLO Ltd.
6.963% due 10/20/2033 •	4,600	4,619

Palmer Square Loan Funding Ltd.
6.379% due 07/20/2029 •	1,655	1,654

PRET LLC
3.721% due 07/25/2051 þ	6,375	6,218

Rad CLO Ltd.
6.964% due 01/25/2033 •	2,500	2,510

RCKT Mortgage Trust
6.025% due 02/25/2044 ~	692	691

Renaissance Home Equity Loan Trust
4.304% due 08/25/2033 •	175	160
6.164% due 11/25/2034 •	122	109
6.204% due 12/25/2032 «•	16	14
6.644% due 08/25/2032 •	256	244

Residential Asset Mortgage Products Trust
6.044% due 03/25/2036 •	48	46
6.389% due 09/25/2035 •	1,829	1,763

Residential Asset Securities Corp. Trust
6.024% due 06/25/2033 •	40	36

Romark CLO Ltd.
6.607% due 10/23/2030 •	24,519	24,573

SACO Trust
5.964% due 06/25/2036 •	22	22

Securitized Asset-Backed Receivables LLC Trust
5.564% due 12/25/2036 •	2,082	478

Silver Rock CLO Ltd.
1.833% due 10/20/2033 •	1,820	1,826

SLM Student Loan Trust
6.815% due 12/15/2033 •	1,340	1,324

Sound Point CLO Ltd.
6.477% due 01/23/2029 •	182	182

Soundview Home Loan Trust
5.564% due 11/25/2036 •	59	18

Stratus CLO Ltd.
6.479% due 12/28/2029 •	2,792	2,786

Structured Asset Investment Loan Trust
6.374% due 06/25/2035 •	9,537	9,057
6.719% due 12/25/2034 •	976	946

Structured Asset Securities Corp. Trust
6.134% due 09/25/2035 •	428	402

Symphony CLO Ltd.
6.522% due 01/23/2032 •	1,000	1,000
7.002% due 04/25/2034 •	4,200	4,215

TIAA CLO Ltd.
6.726% due 01/16/2031 •	382	382

Tralee CLO Ltd.
6.899% due 07/20/2029 •	1,100	1,101

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ~	107	97

Venture CLO Ltd.
6.456% due 04/15/2027 •	1,494	1,494
6.629% due 08/28/2029 •	467	467
6.709% due 04/20/2032 •	4,900	4,908

Wellfleet CLO Ltd.
6.469% due 04/20/2029 •	102	102
6.469% due 07/20/2029 •	317	317

Total Asset-Backed Securities (Cost $273,598)		261,275

SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (g) 0.3%
		4,111

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	131

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.0%
5.369% due 04/11/2024 - 06/13/2024 (d)(e)(i)(k)	$14,164	$14,089

Total Short-Term Instruments (Cost $18,200)		18,200

Total Investments in Securities (Cost $5,942,643)		5,808,111

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.1%

SHORT-TERM INSTRUMENTS 3.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%

PIMCO Short-Term Floating NAV Portfolio III	4,470,987	$ 43,489

Total Short-Term Instruments (Cost $43,492)		43,489

Total Investments in Affiliates (Cost $43,492)		43,489

MARKET VALUE (000S)
Total Investments 418.2% (Cost $5,986,135)	$5,851,600

Financial Derivative Instruments (h)(j) 0.1% (Cost or Premiums, net $3,767)	1,602

Other Assets and Liabilities, net (318.3)%	(4,453,946)

Net Assets 100.0%	$1,399,256

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$4,111	U.S. Treasury Notes 5.000% due 09/30/2025	$(4,193)	$4,111	$4,112

Total Repurchase Agreements						$(4,193)	$4,111	$4,112

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (39.4)%
Uniform Mortgage-Backed Security, TBA	3.000%	04/11/2054	$167,894	$(145,333)	$(144,464)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2039	22,900	(22,168)	(22,182)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2054	58,400	(54,163)	(54,088)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2054	151,282	(143,886)	(144,078)
Uniform Mortgage-Backed Security, TBA	5.000	04/11/2054	35,596	(34,734)	(34,735)
Uniform Mortgage-Backed Security, TBA	5.500	04/11/2054	92,100	(91,597)	(91,657)
Uniform Mortgage-Backed Security, TBA	6.500	04/01/2054	58,200	(59,397)	(59,467)

Total Short Sales (39.4)%				$(551,278)	$(550,671)

132	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$4,112	$0	$0	$4,112	$(4,193)	$(81)

Total Borrowings and Other Financing Transactions	$4,112	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(63,602) at a weighted average interest rate of 5.426%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2024	3,577	$382,795	$788	$0	$(601)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract March Futures	06/2024	173	$(40,946)	$443	$1	$0
U.S. Treasury 10-Year Note June Futures	06/2024	11,164	(1,236,936)	(4,835)	1,657	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	7,913	(906,904)	(7,407)	680	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	51	(6,579)	(143)	0	(9)

				$(11,942)	$2,338	$(9)

Total Futures Contracts				$(11,154)	$2,338	$(610)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	4.600%	Annual	02/02/2025	$157,000	$210	$699	$909	$63	$0
Receive	1-Day USD-SOFR Compounded-OIS	4.100	Annual	02/05/2025	288,000	608	2,455	3,063	130	0
Pay	1-Day USD-SOFR Compounded-OIS	4.600	Annual	02/05/2025	288,000	(294)	(1,352)	(1,646)	0	(114)
Receive	1-Day USD-SOFR Compounded-OIS	4.600	Annual	02/06/2025	272,000	216	1,332	1,548	108	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025	24,200	44	612	656	21	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/21/2026	23,500	(21)	857	836	41	0
Pay	1-Day USD-SOFR Compounded-OIS	3.560	Annual	04/10/2030	30,900	154	(1,314)	(1,160)	0	(48)
Pay	1-Day USD-SOFR Compounded-OIS	3.560	Annual	05/08/2030	22,910	175	(1,010)	(835)	0	(35)
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030	39,200	547	2,171	2,718	66	0
Pay	1-Day USD-SOFR Compounded-OIS	4.118	Annual	10/10/2030	33,900	(193)	377	184	0	(47)
Pay	1-Day USD-SOFR Compounded-OIS	4.135	Annual	10/10/2030	32,200	(134)	344	210	0	(45)
Pay	1-Day USD-SOFR Compounded-OIS	4.145	Annual	10/10/2030	13,400	(54)	150	96	0	(19)
Pay	1-Day USD-SOFR Compounded-OIS	4.155	Annual	10/10/2030	41,400	(208)	529	321	0	(57)
Receive	1-Day USD-SOFR Compounded-OIS	4.185	Annual	10/10/2030	66,000	323	(957)	(634)	91	0
Pay	1-Day USD-SOFR Compounded-OIS	4.012	Annual	11/08/2030	37,700	(266)	278	12	0	(52)
Pay	1-Day USD-SOFR Compounded-OIS	4.180	Annual	11/08/2030	43,000	(288)	746	458	0	(59)
Pay	1-Day USD-SOFR Compounded-OIS	4.192	Annual	11/08/2030	12,500	(83)	226	143	0	(17)
Receive	1-Day USD-SOFR Compounded-OIS	3.550	Annual	12/22/2030	20,500	829	(298)	531	28	0
Pay	1-Day USD-SOFR Compounded-OIS	3.705	Annual	01/10/2031	47,300	210	(940)	(730)	0	(64)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	133

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.710%	Annual	03/12/2031	$6,900	$145	$(62)	$83	$9	$0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031	60,000	(459)	733	274	68	0
Receive	1-Day USD-SOFR Compounded-OIS	1.840	Annual	07/15/2032	26,700	0	4,481	4,481	33	0
Receive	1-Day USD-SOFR Compounded-OIS	2.998	Annual	09/16/2032	11,000	99	725	824	13	0
Receive	1-Day USD-SOFR Compounded-OIS	3.275	Annual	10/06/2032	16,400	0	863	863	18	0
Receive	1-Day USD-SOFR Compounded-OIS	3.368	Annual	11/28/2032	5,300	40	187	227	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.453	Annual	03/08/2033	14,600	54	403	457	14	0
Receive	1-Day USD-SOFR Compounded-OIS	3.260	Annual	06/08/2033	8,800	94	460	554	9	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033	5	0	0	0	0	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034	33,500	(124)	242	118	16	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	12/20/2053	53,100	3,273	498	3,771	0	(92)

Total Swap Agreements						$4,897	$13,435	$18,332	$734	$(649)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,338	$734	$3,072	$0	$(610)	$(649)	$(1,259)

(i)

Securities with an aggregate market value of $4,976 and cash of $56,301 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	05/28/2024	64,300	$ 77	$40

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.250	11/29/2024	23,500	561	261
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	01/28/2025	66,600	386	146

FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	04/26/2024	157,000	84	1

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.250	08/19/2024	68,400	138	23
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.300	03/13/2025	34,500	62	25

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	05/14/2024	63,300	33	1
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.250	10/24/2024	81,800	68	38
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	01/21/2025	107,000	118	45
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.513	04/05/2024	14,000	301	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.013	04/05/2024	14,000	301	739
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.670	04/11/2024	13,800	289	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.170	04/11/2024	13,800	289	592
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.732	04/24/2024	10,500	232	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.232	04/24/2024	10,500	232	407

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	05/07/2024	42,900	34	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	05/10/2024	81,000	53	1

Total Purchased Options							$ 3,258	$2,319

134	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$95.078	04/04/2024	37,000	$(139)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	95.156	04/04/2024	39,000	(149)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.180	04/04/2024	37,000	(145)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.766	04/04/2024	57,500	(157)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.078	04/04/2024	37,000	(110)	(21)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.156	04/04/2024	39,000	(101)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	131,000	(624)	(196)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	131,000	(450)	(808)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.195	06/06/2024	65,000	(315)	(278)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	99.195	06/06/2024	65,000	(201)	(159)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.906	04/04/2024	78,000	(439)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.672	05/06/2024	70,000	(328)	(106)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	96.484	05/06/2024	92,000	(528)	(244)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.672	05/06/2024	70,000	(268)	(425)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	98.484	05/06/2024	92,000	(431)	(232)

Total Written Options					$(4,385)	$(2,530)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	Structured Asset Investment Loan Trust 5.034% due 11/25/2034	1.950%	Monthly	11/25/2034	$3	$(3)	$3	$0	$0

Total Swap Agreements						$(3)	$3	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$40	$0	$40	$0	$0	$0	$0	$40	$0	$40
DUB	0	407	0	407	0	0	0	0	407	(490)	(83)
FAR	0	1	0	1	0	0	0	0	1	0	1
GLM	0	48	0	48	0	0	0	0	48	(60)	(12)
JPM	0	0	0	0	0	(1,495)	0	(1,495)	(1,495)	675	(820)
MSC	0	0	0	0	0	(1,035)	0	(1,035)	(1,035)	1,292	257
MYC	0	1,822	0	1,822	0	0	0	0	1,822	(1,999)	(177)
NGF	0	1	0	1	0	0	0	0	1	(60)	(59)

Total Over the Counter	$0	$2,319	$0	$2,319	$0	$(2,530)	$0	$(2,530)

(k)

Securities with an aggregate market value of $1,967 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	135

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,338	$2,338
Swap Agreements	0	0	0	0	734	734

	$0	$0	$0	$0	$3,072	$3,072

Over the counter
Purchased Options	$0	$0	$0	$0	$2,319	$2,319

	$0	$0	$0	$0	$5,391	$5,391

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$610	$610
Swap Agreements	0	0	0	0	649	649

	$0	$0	$0	$0	$1,259	$1,259

Over the counter
Written Options	$0	$0	$0	$0	$2,530	$2,530

	$0	$0	$0	$0	$3,789	$3,789

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$57,781	$57,781
Swap Agreements	0	0	0	0	12,330	12,330

	$0	$0	$0	$0	$70,111	$70,111

Over the counter
Purchased Options	$0	$0	$0	$0	$(8,066)	$(8,066)
Written Options	0	0	0	0	12,004	12,004

	$0	$0	$0	$0	$3,938	$3,938

	$0	$0	$0	$0	$74,049	$74,049

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(17,371)	$(17,371)
Swap Agreements	0	0	0	0	8,299	8,299

	$0	$0	$0	$0	$(9,072)	$(9,072)

Over the counter
Purchased Options	$0	$0	$0	$0	$1,957	$1,957
Written Options	0	0	0	0	886	886

	$0	$0	$0	$0	$2,843	$2,843

	$0	$0	$0	$0	$(6,229)	$(6,229)

136	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$55	$0	$55
Industrials	0	671	0	671
Municipal Bonds & Notes
Texas	0	4,077	0	4,077
U.S. Government Agencies	0	5,401,816	32	5,401,848
Non-Agency Mortgage-Backed Securities	0	120,374	1,611	121,985
Asset-Backed Securities	0	257,910	3,365	261,275
U.S. Government Agencies	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	4,111	0	4,111
U.S. Treasury Bills	0	14,089	0	14,089

	$0	$5,803,103	$5,008	$5,808,111

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$43,489	$0	$0	$43,489

Total Investments	$43,489	$5,803,103	$5,008	$5,851,600

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(550,671)	$0	$(550,671)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,072	0	3,072
Over the counter	0	2,319	0	2,319

	$0	$5,391	$0	$5,391

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,259)	0	(1,259)
Over the counter	0	(2,530)	0	(2,530)

	$0	$(3,789)	$0	$(3,789)

Total Financial Derivative Instruments	$0	$1,602	$0	$1,602

Totals	$43,489	$5,254,034	$5,008	$5,302,531

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	137

Schedule of Investments	PIMCO Municipal Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.6%

MUNICIPAL BONDS & NOTES 95.3%

ARIZONA 2.9%

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
5.000% due 07/01/2049	$1,250	$1,321

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2023
5.000% due 01/01/2050	2,000	2,174

		3,495

ARKANSAS 1.2%

County of Pulaski Hospital, Arkansas Revenue Bonds, Series 2023
4.250% due 03/01/2048	1,500	1,471

CALIFORNIA 9.3%

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 02/01/2054	500	535

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 12/01/2053	445	458

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,270	1,389

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	920	872

Irvine Facilities Financing Authority, California Special Tax Bonds, (BAM Insured), Series 2023
4.000% due 09/01/2058	1,250	1,234

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,056

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	1,900	1,917

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2023
5.250% due 07/01/2058	2,300	2,466

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	110	114

South San Francisco Unified School, California General Obligation Bonds, Series 2023
4.000% due 09/01/2048	1,000	1,000

		11,041

COLORADO 0.9%

Colorado School of Mines Revenue Bonds, Series 2024
5.000% due 12/01/2054	1,000	1,080

CONNECTICUT 2.4%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 07/01/2047	3,000	2,895

FLORIDA 3.8%

JEA Water & Sewer System, Florida Revenue Bonds, Series 2024
5.250% due 10/01/2049	1,000	1,113

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,500	1,503

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/15/2049	1,000	925

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	$1,000	$1,039

		4,580

GEORGIA 3.2%

Georgia State General Obligation Bonds, Series 2018
5.000% due 07/01/2032	2,000	2,191

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2024
5.000% due 12/01/2054	600	644

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2059	1,000	1,009

		3,844

HAWAII 1.3%

Hawaii Airports System State Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,500	1,537

ILLINOIS 3.3%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.000% due 01/01/2055	1,000	1,040

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	771	836

Illinois State Toll Highway Authority Revenue Bonds, Series 2020
5.000% due 01/01/2045	1,000	1,073

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
4.000% due 01/01/2048	1,000	932

		3,881

INDIANA 0.8%

Indiana Finance Authority Health System Revenue Bonds, Series 2019
4.000% due 12/01/2049	1,000	962

LOUISIANA 0.6%

Louisiana Public Facilities Authority Revenue Bonds, Series 2023
5.000% due 07/01/2040	685	766

MARYLAND 1.5%

Maryland Department of Transportation State Revenue Bonds, Series 2021
5.000% due 08/01/2034	1,600	1,766

MASSACHUSETTS 0.9%

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,000	1,026

MICHIGAN 4.8%

Great Lakes Water Authority Sewage Disposal System, Michigan Revenue Bonds, Series 2023
5.250% due 07/01/2053	1,250	1,391

Wayne County, Michigan Airport Authority Revenue Notes, (AGM Insured), Series 2023
5.000% due 12/01/2028	1,500	1,614
5.000% due 12/01/2031	2,385	2,659

		5,664

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 2.2%

St Cloud, Minnesota Revenue Bonds, Series 2019
5.000% due 05/01/2048	$2,500	$2,603

NEVADA 3.7%

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	2,000	2,002

Las Vegas Convention & Visitors Authority, Nevada Revenue Bonds, Series 2023
5.000% due 07/01/2049	1,000	1,081

Reno, Nevada Revenue Bonds, (NPFGC Insured), Series 2005
0.000% due 06/01/2034 (b)	980	568
0.000% due 06/01/2036 (b)	1,520	783

		4,434

NEW JERSEY 4.4%

Middlesex County Improvement Authority, New Jersey Revenue Bonds, Series 2023
5.000% due 08/15/2053	1,000	1,088

New Jersey Economic Development Authority Revenue Bonds, Series 2017
5.000% due 06/15/2034	1,000	1,067

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2040	1,000	1,013

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2039	1,000	1,018

New Jersey Turnpike Authority Revenue Bonds, Series 2024
5.250% due 01/01/2054 (a)	1,000	1,103

		5,289

NEW YORK 9.9%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 08/01/2042	3,100	3,277

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2023
5.250% due 06/15/2048	300	335
5.250% due 06/15/2053	400	442

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 10/01/2048	500	591

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	1,000	1,076

New York State Dormitory Authority Revenue Bonds, Series 2023
5.000% due 03/15/2042	2,000	2,248

New York State Dormitory Authority Revenue Bonds, Series 2024
5.000% due 03/15/2046	1,000	1,097

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (c)	695	659

New York State Urban Development Corp. Revenue Bonds, Series 2023
5.000% due 03/15/2063	1,000	1,067

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2023
5.000% due 06/30/2049	1,000	1,045

		11,837

OREGON 0.9%

Washington & Multnomah Counties School District No 48J Beaverton, Oregon General Obligation Bonds, Series 2022
5.000% due 06/15/2052	1,000	1,072

138	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 13.0%

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2039	$2,500	$2,485

Monroeville Finance Authority, Pennsylvania Revenue Bonds, Series 2022
4.000% due 02/15/2037	1,000	1,033

Montgomery County, Pennsylvania Higher Education and Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2056	1,000	913

Pennsylvania Economic Development Financing Authority Revenue Bonds, (AGM Insured), Series 2022
5.000% due 12/31/2057	1,875	1,981

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.250% due 06/30/2053	1,000	1,065

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2041	3,000	3,000

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	550	576

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2040	1,000	1,042

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,250	3,417

		15,512

RHODE ISLAND 0.9%

Rhode Island Health and Educational Building Corp. Revenue Bonds, Series 2024
5.000% due 05/15/2043	1,000	1,066

TENNESSEE 0.9%

Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	1,000	1,101

TEXAS 14.7%

Houston, Texas Airport System Revenue Bonds,(AGM Insured), Series 2023
5.000% due 07/01/2038	150	165

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Houston, Texas Combined Utility System Revenue Bonds, Series 2018
5.000% due 11/15/2043	$3,000	$3,161

Lamar Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 02/15/2041	2,000	2,241

Medina Valley Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
4.500% due 02/15/2047	1,000	1,030

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2040	1,550	1,519

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	2,500	2,602

Odem-Edroy Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 08/15/2048	1,115	1,215

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	2,073

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2023
5.500% due 02/01/2050	1,000	1,125

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	1,000	1,009

Texas Water Development Board Revenue Bonds, Series 2023
4.875% due 10/15/2048	800	862
5.000% due 10/15/2058	500	541

		17,543

UTAH 1.1%

City of Salt Lake, Utah Revenue Bonds, Series 2023
5.250% due 07/01/2037	1,200	1,354

VIRGINIA 2.0%

Hampton Roads Transportation Accountability Commission, Virginia Revenue Bonds, Series 2022
4.000% due 07/01/2057	2,500	2,382

WASHINGTON 3.5%

Port of Seattle, Washington Revenue Bonds, Series 2021
4.000% due 08/01/2041	1,000	973

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State General Obligation Bonds, Series 2018
5.000% due 02/01/2042	$3,000	$3,160

		4,133

WISCONSIN 1.2%

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	1,500	1,460

Total Municipal Bonds & Notes (Cost $113,983)		113,794

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (d) 0.3%
		305

Total Short-Term Instruments (Cost $305)		305

Total Investments in Securities (Cost $114,288)		114,099

	SHARES
INVESTMENTS IN AFFILIATES 4.9%

SHORT-TERM INSTRUMENTS 4.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.9%

PIMCO Short-Term Floating NAV Portfolio III	598,030	5,817

Total Short-Term Instruments (Cost $5,816)		5,817

Total Investments in Affiliates (Cost $5,816)		5,817

Total Investments 100.5% (Cost $120,104)		$119,916

Other Assets and Liabilities, net (0.5)%		(580)

Net Assets 100.0%		$119,336

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Zero coupon security.

(c) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200%	11/01/2054	11/18/2021	$ 773	$659	0.55%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	139

Schedule of Investments	PIMCO Municipal Portfolio	(Cont.)	March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$305	U.S. Treasury Notes 5.000% due 09/30/2025	$(311)	$305	$305

Total Repurchase Agreements						$(311)	$305	$305

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$305	$0	$0	$305	$(311)	$(6)

Total Borrowings and Other Financing Transactions	$305	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$3,495	$0	$3,495
Arkansas	0	1,471	0	1,471
California	0	11,041	0	11,041
Colorado	0	1,080	0	1,080
Connecticut	0	2,895	0	2,895
Florida	0	4,580	0	4,580
Georgia	0	3,844	0	3,844
Hawaii	0	1,537	0	1,537
Illinois	0	3,881	0	3,881
Indiana	0	962	0	962
Louisiana	0	766	0	766
Maryland	0	1,766	0	1,766
Massachusetts	0	1,026	0	1,026
Michigan	0	5,664	0	5,664
Minnesota	0	2,603	0	2,603
Nevada	0	4,434	0	4,434
New Jersey	0	5,289	0	5,289
New York	0	11,837	0	11,837

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Oregon	$0	$1,072	$0	$1,072
Pennsylvania	0	15,512	0	15,512
Rhode Island	0	1,066	0	1,066
Tennessee	0	1,101	0	1,101
Texas	0	17,543	0	17,543
Utah	0	1,354	0	1,354
Virginia	0	2,382	0	2,382
Washington	0	4,133	0	4,133
Wisconsin	0	1,460	0	1,460
Short-Term Instruments
Repurchase Agreements	0	305	0	305

	$0	$114,099	$0	$114,099

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,817	$0	$0	$5,817

Total Investments	$5,817	$114,099	$0	$119,916

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

140	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Real Return Portfolio	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 177.7%

U.S. TREASURY OBLIGATIONS 177.4%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 10/15/2024 (c)	$10,096	$10,034
0.125% due 04/15/2025	11,222	10,945
0.125% due 10/15/2025	16,519	16,035
0.125% due 04/15/2026 (c)	46,211	44,264
0.125% due 07/15/2026	18,010	17,265
0.125% due 10/15/2026	17,582	16,776
0.125% due 04/15/2027	16,928	15,953
0.125% due 01/15/2030 (c)	26,260	23,780
0.125% due 07/15/2030 (c)	23,333	21,029
0.125% due 01/15/2031 (c)	41,744	37,156
0.125% due 07/15/2031 (c)	24,115	21,345
0.125% due 01/15/2032 (c)	23,850	20,847
0.125% due 02/15/2051	6,550	3,921
0.125% due 02/15/2052 (c)	1,440	849
0.250% due 01/15/2025	19,307	18,979
0.250% due 07/15/2029	11,452	10,564
0.250% due 02/15/2050	6,933	4,384
0.375% due 07/15/2025	16,766	16,402
0.375% due 01/15/2027 (c)	23,233	22,166
0.375% due 07/15/2027	17,648	16,797
0.500% due 01/15/2028 (c)	26,003	24,611
0.625% due 01/15/2026	20,245	19,666
0.625% due 07/15/2032 (c)	31,733	28,791
0.625% due 02/15/2043	8,047	6,187
0.750% due 07/15/2028	14,373	13,735
0.750% due 02/15/2042	8,079	6,456
0.750% due 02/15/2045	14,326	11,009
0.875% due 01/15/2029	13,189	12,578
0.875% due 02/15/2047	12,302	9,498
1.000% due 02/15/2046	8,811	7,063
1.000% due 02/15/2048	6,202	4,891
1.000% due 02/15/2049	8,456	6,633
1.125% due 01/15/2033 (c)	25,363	23,800

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.250% due 04/15/2028	$8,841	$8,591
1.375% due 07/15/2033 (c)	22,642	21,742
1.375% due 02/15/2044	11,035	9,690
1.500% due 02/15/2053	8,195	7,163
1.625% due 10/15/2027 (c)	25,087	24,852
1.750% due 01/15/2028	3,016	2,992
2.125% due 02/15/2040 (c)	1,427	1,446
2.125% due 02/15/2041	14,687	14,893
2.125% due 02/15/2054	1,809	1,830
2.375% due 10/15/2028 (c)	15,303	15,662
3.625% due 04/15/2028	5,262	5,597
3.875% due 04/15/2029	3,389	3,708

Total U.S. Treasury Obligations (Cost $662,265)		642,575

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.724% due 01/25/2035 •	37	35

Merrill Lynch Mortgage Investors Trust
5.864% due 07/25/2030 «•	208	184

Total Non-Agency Mortgage-Backed Securities (Cost $236)		219

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		598

Total Short-Term Instruments (Cost $598)		598

Total Investments in Securities (Cost $663,099)		643,392

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.7%

PIMCO Short-Term Floating NAV Portfolio III	635,490	$6,181

Total Short-Term Instruments (Cost $6,182)		6,181

Total Investments in Affiliates (Cost $6,182)		6,181

Total Investments 179.4% (Cost $669,281)		$649,573

Financial Derivative Instruments (d)(e) (0.0)% (Cost or Premiums, net $(296))		(1)

Other Assets and Liabilities, net (79.4)%		(287,482)

Net Assets 100.0%		$362,090

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$598	U.S. Treasury Notes 5.000% due 09/30/2025	$(610)	$598	$598

Total Repurchase Agreements						$(610)	$598	$598

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	5.420%	03/07/2024	04/18/2024	$(101,986)	$(102,370)
DEU	5.420	03/04/2024	04/08/2024	(29,674)	(29,799)
	5.420	03/13/2024	04/18/2024	(12,984)	(13,021)
GRE	5.420	03/20/2024	04/03/2024	(77,633)	(77,773)
JPS	5.420	03/05/2024	04/02/2024	(10,167)	(10,209)
	5.420	03/20/2024	04/03/2024	(55,147)	(55,246)

Total Reverse Repurchase Agreements					$(288,418)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	141

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(102,370)	$0	$(102,370)	$102,189	$(181)
DEU	0	(42,820)	0	(42,820)	42,864	44
FICC	598	0	0	598	(610)	(12)
GRE	0	(77,773)	0	(77,773)	77,309	(464)
JPS	0	(65,455)	0	(65,455)	65,205	(250)

Total Borrowings and Other Financing Transactions	$598	$(288,418)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(288,418)	$0	$0	$(288,418)

Total Borrowings	$0	$(288,418)	$0	$0	$(288,418)

Payable for reverse repurchase agreements					$(288,418)

(c)	Securities with an aggregate market value of $288,495 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(210,327) at a weighted average interest rate of 5.346%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

FUTURE STYLED OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - ICE 3-Month Euribor April 2024 Futures	$96.750	04/12/2024	106	$265	$(71)	$(1)

Total Written Options					$(71)	$(1)

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	1	$	(129)	$(4)	$0	$0

Total Futures Contracts					$(4)	$0	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	CPTFEMU	4.470%	Maturity	09/15/2024	EUR 1,000	$(6)	$(6)	$(12)	$0	$0
Receive	CPTFEMU	2.975	Maturity	08/15/2027	900	4	(7)	(3)	0	0

Total Swap Agreements						$(2)	$(13)	$(15)	$0	$0

142	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$(1)	$0	$0	$(1)

Cash of $619 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	04/2024	EUR	91	$99	$0	$0

Total Forward Foreign Currency Contracts					$0	$0

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	28,300	$(206)	$0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,400	(17)	0

Total Written Options						$(223)	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/(Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JPM	0	0	0	0	0	0	0	0	0	0	0

Total Over the Counter	$0	$0	$0	$0	$0	$0	$0	$0

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	143

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)	March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16
Swap Agreements	0	0	0	0	174	174

	$0	$0	$0	$0	$190	$190

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8	$0	$8

	$0	$0	$0	$8	$190	$198

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$71	$71
Futures	0	0	0	0	11	11
Swap Agreements	0	0	0	0	(20)	(20)

	$0	$0	$0	$0	$62	$62

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

	$0	$0	$0	$1	$62	$63

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$642,575	$0	$642,575
Non-Agency Mortgage-Backed Securities	0	35	184	219
Short-Term Instruments
Repurchase Agreements	0	598	0	598

	$0	$643,208	$184	$643,392

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,181	$0	$0	$6,181

Total Investments	$6,181	$643,208	$184	$649,573

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(1)	$0	$0	$(1)

Total Financial Derivative Instruments	$(1)	$0	$0	$(1)

Totals	$6,180	$643,208	$184	$649,572

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

144	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Short-Term Portfolio	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 160.6%

CORPORATE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^(a)	$2,000	$2

Total Corporate Bonds & Notes (Cost $1,035)		2

U.S. GOVERNMENT AGENCIES 71.7%

Fannie Mae
3.810% due 04/01/2037 •	1	1
4.060% due 03/01/2030	418	406
4.264% due 08/25/2042 ~	9	8
4.335% due 08/01/2032 •	2	2
4.387% due 04/01/2034 •	5	5
4.392% due 07/01/2029 •	3	3
4.425% due 04/01/2035 •	2	2
4.426% due 11/01/2035 •	1	1
4.476% due 07/01/2027 •	1	1
4.500% due 05/01/2032 - 04/01/2035 •	91	91
4.533% due 05/01/2036 •	16	15
4.550% due 03/01/2035 •	1	1
4.552% due 05/01/2036 •	21	21
4.647% due 05/01/2036 •	9	9
4.653% due 05/01/2033 •	3	3
4.727% due 10/01/2034 •	31	31
4.766% due 08/01/2026	387	385
4.776% due 12/25/2042 ~	57	56
4.873% due 05/01/2036 •	15	15
4.881% due 04/01/2035 •	6	6
4.913% due 04/01/2033 - 09/01/2033 •	13	14
4.915% due 10/01/2032 •	6	6
4.945% due 04/01/2034 •	16	16
4.990% due 11/01/2033 •	31	30
5.000% due 01/01/2033 •	1	1
5.025% due 05/01/2030 •	11	11
5.036% due 03/01/2030 •	31	31
5.070% due 04/01/2028 •	8	8
5.175% due 03/01/2035 •	20	19
5.271% due 08/01/2033 •	11	11
5.341% due 05/01/2032 •	4	4
5.369% due 06/01/2037 •	6	6
5.438% due 05/01/2034 •	3	3
5.470% due 07/01/2037 •	26	27
5.496% due 12/25/2036 •	34	33
5.500% due 06/01/2034 - 11/01/2036 •	121	120
5.505% due 02/01/2035 •	5	5
5.543% due 09/01/2034 •	19	19
5.551% due 06/01/2035 •	32	32
5.556% due 03/25/2034 •	9	9
5.608% due 12/01/2034 •	4	4
5.625% due 09/01/2033 - 02/01/2034 •	54	53
5.665% due 12/01/2032 •	7	7
5.705% due 06/01/2036 •	6	6
5.709% due 11/01/2027 •	1	1
5.731% due 02/01/2035 •	3	3
5.735% due 01/25/2034 •	6	6
5.740% due 11/01/2032 •	3	3
5.744% due 09/01/2033 •	14	14
5.755% due 09/01/2035 •	10	10
5.785% due 05/25/2042 - 09/25/2042 •	102	102
5.795% due 08/01/2033 •	1	1
5.799% due 11/01/2034 •	2	2
5.807% due 07/01/2035 •	0	1
5.814% due 01/01/2037 •	1	1
5.833% due 05/18/2032 •	9	9
5.835% due 06/25/2029 - 12/25/2033 •	17	17
5.845% due 07/01/2033 •	1	1
5.847% due 11/01/2034 •	30	29
5.870% due 01/01/2035 •	10	10
5.875% due 10/01/2034 - 05/25/2036 •	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.876% due 12/01/2036 •	$29	$30
5.877% due 06/01/2035 •	6	6
5.883% due 09/17/2027 - 10/18/2030 •	20	20
5.885% due 10/25/2030 •	11	11
5.893% due 03/01/2034 •	184	182
5.894% due 12/01/2034 •	21	21
5.895% due 07/01/2033 •	27	27
5.901% due 02/01/2034 •	14	14
5.920% due 11/01/2034 •	7	7
5.925% due 07/01/2026 •	18	18
5.929% due 04/01/2040 •	75	76
5.933% due 11/18/2030 •	6	6
5.934% due 03/01/2035 •	39	39
5.935% due 08/25/2031 - 01/25/2033 •	14	14
5.945% due 11/01/2033 •	99	98
5.950% due 11/01/2047 •	105	105
5.962% due 01/01/2033 •	4	4
5.963% due 02/01/2034 •	7	7
5.972% due 08/01/2035 •	13	14
5.978% due 07/01/2035 •	3	3
5.980% due 12/01/2035 •	5	5
5.985% due 12/25/2030 •	9	9
5.986% due 11/01/2033 •	43	43
5.995% due 02/01/2035 •	66	66
6.000% due 12/01/2033 - 06/01/2034 •	10	9
6.000% due 02/25/2044 - 08/25/2044	15	16
6.001% due 12/01/2036 •	2	2
6.005% due 10/01/2033 •	20	20
6.065% due 11/01/2033 •	12	12
6.075% due 02/01/2036 •	29	29
6.082% due 03/01/2033 •	10	10
6.085% due 11/25/2031 •	14	14
6.105% due 12/01/2035 •	146	146
6.111% due 01/01/2036 •	1	1
6.125% due 01/01/2033 •	5	5
6.135% due 04/25/2032 •	10	10
6.150% due 01/01/2034 •	1	1
6.155% due 03/01/2034 •	9	9
6.161% due 07/01/2035 •	8	8
6.164% due 10/01/2035 •	6	6
6.172% due 05/01/2037 •	153	153
6.190% due 04/01/2033 •	4	4
6.205% due 08/01/2033 •	5	5
6.206% due 06/01/2032 •	2	2
6.225% due 12/01/2035 •	162	160
6.231% due 01/01/2038 •	1	1
6.250% due 05/25/2042	12	12
6.256% due 03/01/2033 - 11/01/2040 •	56	55
6.281% due 07/01/2042 - 07/01/2044 •	131	130
6.290% due 01/01/2036 •	1	1
6.296% due 10/01/2033 •	1	1
6.297% due 11/01/2031 •	7	7
6.300% due 01/01/2036 •	54	54
6.306% due 03/01/2033 •	1	1
6.315% due 08/01/2037 •	277	275
6.325% due 02/01/2034 •	26	26
6.329% due 02/01/2035 •	9	9
6.331% due 09/01/2041 •	9	9
6.335% due 01/01/2033 •	2	2
6.345% due 06/01/2034 •	59	59
6.393% due 09/01/2035 •	54	54
6.394% due 11/01/2034 •	3	3
6.400% due 11/01/2032 - 01/01/2033 •	3	3
6.435% due 04/25/2032 •	7	7
6.500% due 11/01/2026 •	17	17
6.500% due 01/25/2044	153	155
6.605% due 04/01/2033 •	68	67
6.633% due 12/01/2030 •	1	1
6.700% due 10/01/2035 •	27	27
6.721% due 09/01/2035 •	42	43
6.764% due 11/01/2035 •	11	11
6.802% due 09/01/2037 •	138	140
6.840% due 08/01/2028 •	16	16
6.854% due 11/01/2035 •	12	12

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.907% due 11/01/2035 •	$3	$3
7.000% due 10/01/2033 - 02/25/2044	15	16
7.166% due 02/01/2037 •	6	6
7.169% due 09/01/2033 •	15	15
7.200% due 01/01/2033 •	2	2
7.202% due 02/01/2035 •	11	11
7.269% due 01/01/2035 •	1	1
7.283% due 05/01/2035 •	28	28
7.328% due 12/01/2032 •	44	44
7.340% due 05/01/2034 •	30	30
7.353% due 01/01/2035 •	15	15
7.357% due 07/01/2035 •	4	4
7.362% due 07/01/2034 •	40	40
7.363% due 01/01/2035 •	5	5
7.409% due 07/01/2034 •	28	29
7.416% due 07/01/2035 •	2	2
7.500% due 05/25/2042	12	13

Freddie Mac
3.000% due 02/01/2048	2,303	2,022
3.590% due 09/01/2030 •	32	31
4.335% due 01/01/2030 •	13	12
4.500% due 04/15/2032	101	99
4.511% due 04/01/2036 •	82	82
4.530% due 03/01/2036 •	106	106
4.655% due 09/01/2037 •	191	190
4.725% due 04/01/2030 •	15	15
4.919% due 04/01/2034 •	32	32
4.962% due 03/01/2035 •	10	10
5.101% due 03/01/2036 •	2	2
5.232% due 03/01/2032 •	19	19
5.250% due 04/01/2032 •	6	6
5.364% due 12/01/2035 •	7	7
5.379% due 05/01/2035 •	46	46
5.487% due 07/01/2035 •	1	1
5.500% due 10/15/2032	3	3
5.597% due 04/01/2032 •	32	32
5.634% due 07/01/2033 •	1	1
5.659% due 03/01/2036 •	59	60
5.704% due 08/25/2031 •	152	155
5.715% due 09/25/2031 •	82	83
5.731% due 07/01/2035 •	8	8
5.733% due 03/15/2036 •	1	1
5.759% due 01/01/2034 •	54	54
5.783% due 02/15/2029 - 03/15/2029 •	14	14
5.785% due 06/25/2029 - 03/01/2035 •	49	47
5.833% due 07/15/2026 - 01/15/2033 •	35	35
5.835% due 05/25/2043 •	626	612
5.883% due 09/15/2026 - 08/15/2029 •	8	8
5.915% due 08/01/2035 •	80	80
5.933% due 10/15/2026 - 01/15/2032 •	8	7
5.953% due 06/01/2035 •	2	2
5.955% due 12/01/2036 •	12	13
5.975% due 08/01/2033 •	2	2
5.981% due 08/01/2035 •	22	22
5.983% due 08/15/2029 - 03/15/2032 •	26	27
5.988% due 12/01/2034 •	1	1
6.000% due 01/15/2029 - 05/01/2035	10	11
6.000% due 09/01/2034 •	3	3
6.003% due 02/01/2037 •	2	2
6.021% due 09/01/2035 •	1	1
6.033% due 06/15/2029 - 12/15/2031 •	21	21
6.090% due 09/01/2035 •	1	1
6.104% due 01/01/2037 •	2	2
6.117% due 01/01/2036 •	2	2
6.146% due 01/01/2030 - 01/01/2035 •	45	44
6.158% due 10/01/2027 •	1	1
6.165% due 11/01/2034 •	111	111
6.200% due 07/01/2033 •	5	5
6.209% due 07/01/2037 •	44	44
6.230% due 11/01/2036 •	226	223
6.250% due 09/01/2035 •	8	8

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	145

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.289% due 10/25/2044 - 02/25/2045 •	$315	$290
6.292% due 11/01/2036 •	1	1
6.307% due 08/01/2035 •	1	1
6.335% due 08/01/2037 •	64	64
6.350% due 11/01/2033 •	11	11
6.354% due 09/01/2034 •	96	96
6.370% due 01/01/2036 - 02/01/2036 •	10	11
6.375% due 12/01/2032 - 10/01/2034 •	39	40
6.405% due 11/01/2036 •	2	2
6.460% due 02/01/2035 •	30	30
6.489% due 07/25/2044 •	1,035	960
6.493% due 09/01/2035 •	35	35
7.000% due 07/15/2027	4	4

Ginnie Mae
3.625% (H15T1Y + 1.500%) due 02/20/2025 - 07/20/2026 ~	2	2
3.625% due 01/20/2027 - 12/20/2045 •	393	390
3.750% due 10/20/2029 •	131	129
3.875% due 04/20/2033 •	17	17
5.500% due 07/20/2053 - 08/20/2053	1,273	1,272
6.044% due 05/20/2069 •	975	975

Ginnie Mae, TBA
2.500% due 04/01/2054	600	511
3.000% due 04/01/2054	300	265
3.500% due 04/01/2054	5,200	4,732
4.000% due 04/01/2054	200	187
4.500% due 04/01/2054	14,000	13,454

Uniform Mortgage-Backed Security
3.000% due 08/01/2028 - 05/01/2052	1,040	903
3.500% due 11/01/2044 - 02/01/2050	2,334	2,130
4.000% due 07/01/2042 - 02/01/2043	415	391

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2039 - 05/01/2054	4,200	3,485
3.000% due 04/01/2039 - 04/01/2054	25,100	22,519
3.500% due 04/01/2054 - 05/01/2054	9,950	8,912
4.000% due 04/01/2054 - 05/01/2054	16,500	15,288
4.500% due 05/01/2054	9,800	9,337
5.000% due 05/01/2054	4,700	4,587
5.500% due 05/01/2054	13,000	12,937
6.000% due 05/01/2054	21,800	21,996
6.500% due 04/01/2054	7,200	7,357

Total U.S. Government Agencies (Cost $143,250)		142,409

U.S. TREASURY OBLIGATIONS 4.5%

U.S. Treasury Bonds
3.125% due 02/15/2043 (g)(i)	4,730	3,920
4.000% due 11/15/2042 (e)	3,100	2,921
4.000% due 11/15/2052 (e)	2,300	2,163

Total U.S. Treasury Obligations (Cost $11,029)		9,004

NON-AGENCY MORTGAGE-BACKED SECURITIES 38.4%

Adjustable Rate Mortgage Trust
4.523% due 11/25/2035 ~	79	55
4.858% due 03/25/2035 «~	12	11

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	1,200	1,060

Ashford Hospitality Trust
6.948% due 06/15/2035 •	400	393
7.348% due 06/15/2035 •	300	293
8.248% due 06/15/2035 •	400	390

BAMLL Commercial Mortgage Securities Trust
6.823% due 03/15/2034 •	100	100
7.223% due 03/15/2034 •	3,170	3,161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
5.157% due 05/25/2035 ~	$4,258	$3,906
6.245% due 11/20/2035 ~	120	108

Banc of America Mortgage Trust
5.084% due 11/25/2033 «~	18	16
5.410% due 06/25/2034 «~	13	12
5.489% due 09/25/2033 «~	51	44
6.199% due 10/25/2035 «~	10	9
6.251% due 01/25/2034 «~	12	11
6.372% due 02/25/2034 «~	27	26

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	800	774

BCAP LLC Trust
6.500% due 02/26/2036 «~	402	188

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 «~	1	1
3.681% due 07/25/2034 «~	12	11
4.717% due 02/25/2034 «~	119	107
4.885% due 01/25/2035 ~	18	17
5.046% due 02/25/2034 «~	26	23
5.125% due 01/25/2035 «~	14	11
5.618% due 10/25/2033 «~	2	2
5.711% due 01/25/2034 ~	41	39
5.894% due 01/25/2034 ~	140	137
6.500% due 04/25/2033 «~	13	12

Bear Stearns ALT-A Trust
4.576% due 11/25/2036 ~	232	122
5.764% due 02/25/2034 •	168	156
5.784% due 08/25/2036 •	3	3

CD Mortgage Trust
3.431% due 08/15/2050	400	376

Chase Mortgage Finance Trust
4.655% due 12/25/2035 ~	25	22
4.897% due 12/25/2035 «~	20	18
5.769% due 02/25/2037 «~	142	133

Citigroup Commercial Mortgage Trust
3.778% due 09/10/2058	900	869

Citigroup Mortgage Loan Trust
6.244% due 08/25/2035 •	67	63
6.429% due 03/25/2034 «~	26	24
6.786% due 08/25/2034 «~	1	1
6.980% due 05/25/2035 •	10	10
7.560% due 09/25/2035 •	32	31
7.860% due 11/25/2035 «•	23	22

Countrywide Alternative Loan Trust
3.967% due 08/25/2035 ~	868	790
4.390% due 10/25/2035 «~	7	6
5.644% due 06/25/2037 •	653	577

Countrywide Home Loan Mortgage Pass-Through Trust
4.585% due 06/20/2035 «~	37	34
4.706% due 11/25/2034 «~	9	8
4.706% due 11/25/2034 ~	670	606
5.229% due 12/25/2033 «~	26	24
5.500% due 11/25/2035 «	68	33
5.794% due 08/25/2035 «•	60	11
7.940% due 02/20/2036 •	18	16

Credit Suisse First Boston Mortgage Securities Corp.
5.659% due 11/25/2032 «~	4	4

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.737% due 07/25/2033 «~	14	13
5.092% due 01/25/2034 «~	94	87
5.521% due 07/25/2033 «~	216	199
6.848% due 10/25/2033 «~	13	12

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.904% due 04/25/2062 ~	1,026	960
4.081% due 03/25/2060 ~	676	674
4.681% due 08/25/2060 ~	541	536

CSAIL Commercial Mortgage Trust
3.329% due 06/15/2052	200	180

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~	33	32

Extended Stay America Trust
6.519% due 07/15/2038 •	823	823

First Horizon Alternative Mortgage Securities Trust
6.047% due 08/25/2034 «~	40	39
6.631% due 07/25/2035 ~	76	48

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Mortgage Pass-Through Trust
5.714% due 02/25/2035 «•	$24	$20
5.942% due 02/25/2035 «•	50	45

FWD Securitization Trust
2.240% due 01/25/2050 ~	153	141

GMAC Mortgage Corp. Loan Trust
4.254% due 11/19/2035 «~	34	28

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	2,100	456
3.924% due 10/10/2032	1,700	1,656

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~	2,594	2,374

GSR Mortgage Loan Trust
4.092% due 06/25/2034 «~	4	4
4.327% due 08/25/2034 «~	15	14
4.349% due 05/25/2035 ~	38	31
4.373% due 06/25/2034 «~	10	9
5.063% due 09/25/2035 ~	1,696	1,582
5.794% due 01/25/2034 «•	37	35
5.973% due 09/25/2034 ~	885	876
6.000% due 03/25/2032 «	2	2
6.750% due 03/25/2033 «•	1	1

HarborView Mortgage Loan Trust
5.821% due 02/19/2046 •	346	304
5.881% due 05/19/2035 •	19	17

Impac CMB Trust
6.084% due 08/25/2035 «•	437	390

IndyMac Adjustable Rate Mortgage Trust
5.545% due 01/25/2032 «~	8	7

IndyMac INDX Mortgage Loan Trust
5.824% due 09/25/2046 •	234	199
6.224% due 05/25/2034 «•	14	12

JP Morgan Alternative Loan Trust
5.500% due 11/25/2036 «~	19	8

JP Morgan Chase Commercial Mortgage Securities Trust
6.789% due 12/15/2036 •	500	401

JP Morgan Mortgage Trust
4.872% due 11/25/2033 «~	6	5
4.896% due 07/25/2035 ~	128	121
5.013% due 11/25/2035 «~	65	51
5.147% due 04/25/2035 «~	6	5
5.182% due 10/25/2035 ~	116	106
5.297% due 09/25/2034 «~	1	1
5.516% due 07/25/2035 ~	97	92
5.529% due 07/25/2035 «~	3	3
6.095% due 11/25/2033 «~	3	3

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	2,654	2,574
5.734% due 01/25/2060 þ	46	46

MASTR Adjustable Rate Mortgages Trust
3.645% due 02/25/2034 «~	144	121
4.374% due 01/25/2034 «~	3	3
4.428% due 08/25/2034 «~	183	174
4.504% due 12/25/2033 «~	14	12
5.054% due 01/25/2036 ~	16	15
5.371% due 11/21/2034 «~	23	22
6.077% due 08/25/2034 «~	216	201
6.500% due 09/25/2033 «~	91	84
7.104% due 07/25/2034 «~	168	158

Merrill Lynch Mortgage Investors Trust
3.188% due 02/25/2034 «~	18	14
4.857% due 04/25/2035 «~	139	119
5.446% due 02/25/2035 ~	40	38
5.625% due 09/25/2033 «~	4	4
6.064% due 08/25/2028 •	174	165
6.104% due 06/25/2028 •	34	31
6.501% due 03/25/2028 «•	30	28

MFA Trust
1.014% due 01/26/2065 ~	544	497
1.324% due 01/26/2065 ~	194	178
1.479% due 03/25/2065 ~	177	166
1.632% due 01/26/2065 ~	194	179

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	525	498

Morgan Stanley Bank of America Merrill Lynch Trust
3.732% due 05/15/2048	700	680

146	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~	$1,800	$1,461

Morgan Stanley Mortgage Loan Trust
5.764% due 01/25/2035 •	548	507

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	2,249	2,121
2.750% due 11/25/2059 ~	2,902	2,714
3.500% due 10/25/2059 ~	78	73

New York Mortgage Trust
1.670% due 08/25/2061 þ	2,674	2,564

NLT Trust
3.200% due 10/25/2062 ~	978	868

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.681% due 10/25/2035 ~	15	13

OBX Trust
1.072% due 02/25/2066 ~	2,917	2,489

Prime Mortgage Trust
5.844% due 02/25/2034 •	11	11
6.000% due 02/25/2034 «	4	3

PRPM LLC
4.000% due 06/25/2053 þ	1,943	1,874

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031 «	436	204

Residential Funding Mortgage Securities, Inc. Trust
5.834% due 02/25/2036 «~	56	49
6.500% due 03/25/2032 «	6	6

RESIMAC Premier
6.485% due 02/07/2052 •	88	88

Sequoia Mortgage Trust
6.168% due 07/20/2034 «~	11	10
6.172% due 03/20/2035 «•	50	44
6.203% due 04/20/2033 «•	9	8
6.243% due 10/20/2027 «•	18	17
6.417% due 05/20/2034 «•	63	61

SMRT Commercial Mortgage Trust
6.326% due 01/15/2039 •	1,100	1,094

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~	204	188
1.439% due 11/25/2055 ~	102	95
1.486% due 04/25/2065 ~	160	152
1.593% due 11/25/2055 ~	102	95

Structured Adjustable Rate Mortgage Loan Trust
5.684% due 03/25/2035 «•	45	32
5.744% due 09/25/2034 «•	75	65
5.843% due 09/25/2034 «~	20	19

Structured Asset Mortgage Investments Trust
6.121% due 11/19/2033 «•	11	10
6.121% due 05/19/2035 •	77	72
6.141% due 02/19/2035 •	1,105	1,009

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.360% due 09/25/2033 «~	14	12
5.893% due 11/25/2033 «~	8	7
7.620% due 06/25/2033 «~	168	159
7.790% due 03/25/2033 «~	74	71

Towd Point Mortgage Trust
2.750% due 06/25/2057 ~	311	299
2.900% due 10/25/2059 ~	4,522	4,232
3.750% due 03/25/2058 ~	1,095	1,044
6.444% due 05/25/2058 •	4,184	4,260
6.444% due 10/25/2059 •	147	148

Verus Securitization Trust
5.930% due 03/25/2068 þ	2,013	2,007

WaMu Mortgage Pass-Through Certificates Trust
4.608% due 10/25/2035 «~	321	286
4.721% due 09/25/2035 ~	135	122
5.540% due 08/25/2033 «~	180	166
5.848% due 10/25/2033 «~	63	58
5.984% due 12/25/2045 •	1,144	1,006
6.024% due 07/25/2045 •	3,160	3,008
6.024% due 10/25/2045 •	1,009	967
6.024% due 12/25/2045 •	772	755
6.089% due 08/25/2046 •	22	20
6.137% due 08/25/2046 •	1,070	858
6.244% due 01/25/2045 •	432	414
6.289% due 11/25/2042 •	43	39

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.489% due 08/25/2042 •	$4	$4
6.589% due 09/25/2046 •	2,588	2,379

Washington Mutual Mortgage Pass-Through Certificates Trust
4.658% due 06/25/2033 ~	7	6
5.975% due 02/25/2033 «~	1	1
6.573% due 11/25/2030 «~	22	21
7.000% due 03/25/2034 «	13	13

Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053	600	529
3.809% due 12/15/2048	300	291
4.023% due 03/15/2052	300	286

Wells Fargo Mortgage-Backed Securities Trust
5.950% due 08/25/2035 ~	4	3

Worldwide Plaza Trust
3.526% due 11/10/2036	1,000	740

WSTN Trust
6.297% due 07/05/2037 ~	500	505

Total Non-Agency Mortgage-Backed Securities (Cost $82,139)		76,217

ASSET-BACKED SECURITIES 45.8%

AccessLex Institute
5.885% due 05/25/2036 •	350	344

Accredited Mortgage Loan Trust
5.565% due 01/25/2035 •	381	361

ACHV ABS Trust
6.600% due 08/19/2030	5	5

Apidos CLO
6.589% due 04/20/2031 •	1,349	1,350

Ares CLO Ltd.
6.446% due 01/15/2029 •	559	559

Arivo Acceptance Auto Loan Receivables Trust
1.190% due 01/15/2027	69	68

Bear Stearns Asset-Backed Securities Trust
3.095% due 10/25/2036 ~	568	326
6.444% due 11/25/2042 •	81	80

Benefit Street Partners CLO Ltd.
6.608% due 01/17/2032 •	3,000	3,001

Bridgecrest Lending Auto Securitization Trust
5.530% due 01/18/2028	900	899
5.820% due 09/15/2026	800	800

Bryant Park Funding Ltd.
6.932% due 04/15/2037 •	1,000	1,000

BXMT Ltd.
6.840% due 11/15/2037 •	773	750

CBAM Ltd.
6.699% due 10/20/2029 •	727	728

CIFC Funding Ltd.
6.560% due 04/24/2031 •	935	938

College Avenue Student Loans LLC
1.600% due 07/25/2051	683	601
3.280% due 12/28/2048	1,085	997
4.130% due 12/26/2047	575	550
6.544% due 07/25/2051 •	390	387
6.644% due 12/26/2047 •	418	417

Commonbond Student Loan Trust
1.980% due 08/25/2050	481	419

Countrywide Asset-Backed Certificates Trust
5.864% due 08/25/2034 •	1,332	1,280
5.984% due 12/25/2034 •	1,772	1,727

Credit-Based Asset Servicing & Securitization LLC
6.780% due 05/25/2035 þ	332	297

Crestline Denali CLO Ltd.
6.636% due 10/15/2031 •	967	971

Dryden CLO Ltd.
6.567% due 01/17/2033 •	1,900	1,903

ECMC Group Student Loan Trust
6.435% due 07/25/2069 •	538	536

EFS Volunteer LLC
6.473% due 10/25/2035 •	22	22

EquiFirst Mortgage Loan Trust
6.566% due 09/25/2033 «•	34	32

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exeter Automobile Receivables Trust
6.310% due 10/15/2027	$500	$503

Galaxy CLO Ltd.
6.546% due 10/15/2030 •	1,533	1,532

GLS Auto Receivables Issuer Trust
5.240% due 03/15/2030	1,800	1,795

HERA Commercial Mortgage Ltd.
6.491% due 02/18/2038 •	371	366

Home Equity Asset Trust
6.044% due 11/25/2032 «•	8	7

Home Equity Mortgage Loan Asset-Backed Trust
6.224% due 10/25/2035 •	1,600	1,471
6.372% due 05/25/2033 «~	302	289

HSI Asset Securitization Corp. Trust
5.544% due 10/25/2036 •	5	2

KKR CLO Ltd.
6.500% due 07/18/2030 •	606	607
6.757% due 02/09/2035 •	2,100	2,093

LCCM Trust
6.890% due 11/15/2038 •	3,759	3,709

LCM Loan Income Fund Ltd.
6.609% due 04/20/2031 •	582	582

Lendmark Funding Trust
5.530% due 06/21/2032	1,000	1,006

Long Beach Mortgage Loan Trust
6.004% due 10/25/2034 •	736	707
6.144% due 03/25/2032 «•	16	15
6.299% due 07/25/2034 •	190	187

Madison Park Funding Ltd.
6.569% due 04/20/2032 •	1,500	1,500

Marathon CLO Ltd.
6.698% due 01/20/2033 •	2,000	2,004

Morgan Stanley Dean Witter Capital, Inc. Trust
6.794% due 02/25/2033 •	49	50

Mountain View CLO LLC
6.666% due 10/16/2029 •	464	464

Nassau Ltd.
6.726% due 10/15/2029 •	125	125

Nationstar NIM Ltd.
8.000% due 06/25/2037	24	0

Navient Private Education Loan Trust
6.340% due 11/15/2068 •	110	109

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069	609	549
3.010% due 12/15/2059	969	918
3.130% due 02/15/2068	232	223
3.520% due 06/16/2042	6	6

Navient Student Loan Trust
4.000% due 12/15/2059	989	971

Nelnet Student Loan Trust
1.420% due 04/20/2062	1,730	1,576

Neuberger Berman CLO Ltd.
6.619% due 04/20/2031 •	1,500	1,500

NovaStar Mortgage Funding Trust
6.184% due 02/25/2034 •	1,792	1,764

Octagon Investment Partners Ltd.
6.483% due 10/20/2030 •	2,000	1,999

Pagaya AI Debt Selection Trust
6.813% due 03/15/2030 ~	366	368
7.464% due 06/16/2031	4,399	4,433
7.625% due 04/15/2031	1,000	1,009
8.027% due 12/16/2030 ~	625	632

Palmer Square CLO Ltd.
6.638% due 04/20/2035 •	2,000	1,998

PRET LLC
1.843% due 09/25/2051 þ	2,598	2,487
1.992% due 02/25/2061 þ	2,936	2,870
2.487% due 10/25/2051 þ	2,665	2,613

Reach ABS Trust
6.300% due 02/18/2031	977	979

Regatta Funding Ltd.
6.729% due 01/20/2035 •	1,000	1,001

Renaissance Home Equity Loan Trust
6.144% due 08/25/2032 «•	10	9
6.544% due 09/25/2037 •	3,186	1,349

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	147

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
5.704% due 07/25/2036 •	$404	$403

SLM Private Credit Student Loan Trust
5.861% due 12/15/2039 •	171	167
5.881% due 06/15/2039 •	2,398	2,326
5.921% due 06/15/2039 •	1,036	1,014

SMB Private Education Loan Trust
1.290% due 07/15/2053	1,002	913
1.600% due 09/15/2054	709	646
2.230% due 09/15/2037	302	283
2.840% due 06/15/2037	288	275
2.880% due 09/15/2034	54	52
3.940% due 02/16/2055	946	899
6.769% due 02/16/2055 •	1,081	1,085

SoFi Professional Loan Program LLC
2.650% due 09/25/2040	392	378

Sound Point CLO Ltd.
6.477% due 01/23/2029 •	30	30
6.559% due 10/20/2030 •	1,264	1,262
6.566% due 07/25/2030 •	723	723

Soundview Home Loan Trust
6.744% due 11/25/2033 «•	16	15

Starwood Commercial Mortgage Trust
6.520% due 07/15/2038 •	133	133

TCW CLO Ltd.
6.922% due 01/16/2037 •	4,000	4,004

Terwin Mortgage Trust
6.569% due 04/25/2036 •	974	966

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tesla Electric Vehicle Trust
5.380% due 06/20/2028	$500	$502
5.380% due 02/20/2029	500	504
5.540% due 12/21/2026	500	500
5.839% due 12/21/2026 •	500	501

TPG Real Estate Finance Issuer Ltd.
6.640% due 03/15/2038 •	1,762	1,727

TruPS Financials Note Securitization Ltd.
7.164% due 09/20/2039 •	1,576	1,561

Upstart Pass-Through Trust
7.900% due 10/20/2028	233	236

Upstart Securitization Trust
1.310% due 11/20/2031	25	25

Total Asset-Backed Securities (Cost $94,099)		90,855

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (d) 0.2%
		363

U.S. TREASURY BILLS 0.0%
5.369% due 05/09/2024 (b)(c)	49	49

Total Short-Term Instruments (Cost $412)		412

Total Investments in Securities (Cost $331,964)		318,899

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.1%

SHORT-TERM INSTRUMENTS 3.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%

PIMCO Short-Term Floating NAV Portfolio III	631,446	$6,142

Total Short-Term Instruments (Cost $6,143)		6,142

Total Investments in Affiliates (Cost $6,143)		6,142

Total Investments 163.7% (Cost $338,107)		$325,041

Financial Derivative Instruments (f)(h) 0.0% (Cost or Premiums, net $3,375)		25

Other Assets and Liabilities, net (63.7)%		(126,508)

Net Assets 100.0%		$198,558

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$363	U.S. Treasury Notes 5.000% due 09/30/2025	$(370)	$363	$363

Total Repurchase Agreements						$(370)	$363	$363

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	5.440%	03/26/2024	04/09/2024	$(1,321)	$(1,322)
RCY	5.400	03/13/2024	04/10/2024	(3,835)	(3,846)

Total Reverse Repurchase Agreements					$(5,168)

148	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.2)%
Ginnie Mae, TBA	5.500%	04/01/2054	$1,000	$(995)	$(999)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2054	6,700	(5,334)	(5,311)

Total Short Sales (3.2)%				$(6,329)	$(6,310)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(1,322)	$0	$(1,322)	$1,317	$(5)
FICC	363	0	0	363	(370)	(7)
RCY	0	(3,846)	0	(3,846)	3,767	(79)

Total Borrowings and Other Financing Transactions	$363	$(5,168)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(5,168)	$0	$0	$(5,168)

Total Borrowings	$0	$(5,168)	$0	$0	$(5,168)

Payable for reverse repurchase agreements					$(5,168)

(e)	Securities with an aggregate market value of $5,084 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(1,128) at a weighted average interest rate of 5.419%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2025	6	$(1,431)	$35	$1	$0
3-Month SOFR Active Contract December Futures	03/2026	6	(1,444)	1	1	0
3-Month SOFR Active Contract June Futures	09/2024	7	(1,660)	48	(1)	0
3-Month SOFR Active Contract June Futures	09/2025	6	(1,439)	2	1	0
3-Month SOFR Active Contract March Futures	06/2024	9	(2,130)	62	(1)	0
3-Month SOFR Active Contract March Futures	06/2025	6	(1,436)	32	1	0
3-Month SOFR Active Contract March Futures	06/2026	6	(1,445)	1	1	0
3-Month SOFR Active Contract September Futures	12/2024	6	(1,427)	38	1	0
3-Month SOFR Active Contract September Futures	12/2025	4	(961)	1	1	0
U.S. Treasury Long-Term Bond June Futures	06/2024	31	(3,734)	(26)	0	(8)

Total Futures Contracts				$194	$5	$(8)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	149

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	2.993%	Annual	10/13/2024	$300	$(2)	$(5)	$(7)	$0	$0
Pay	1-Day USD-SOFR Compounded-OIS	2.920	Annual	10/17/2024	600	(4)	(11)	(15)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.018	Annual	10/24/2024	300	(2)	(5)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/25/2024	200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.190	Annual	10/25/2024	200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	10/25/2024	200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.973	Annual	10/27/2024	300	(2)	(5)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.841	Annual	10/31/2024	300	(2)	(6)	(8)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.088	Annual	11/07/2024	300	(2)	(5)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.020	Annual	11/08/2024	200	(1)	(4)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.910	Annual	11/14/2024	200	(1)	(4)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.845	Annual	11/15/2024	200	(1)	(4)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	11/21/2024	300	(1)	(4)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	11/22/2024	300	(1)	(4)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	12/05/2024	500	(2)	(6)	(8)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/11/2024	500	(2)	(6)	(8)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	12,000	(1)	337	336	7	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	6,000	1	169	170	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2025	11,900	333	461	794	12	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	1,000	0	47	47	1	0
Receive	1-Day USD-SOFR Compounded-OIS	0.928	Semi-Annual	05/06/2026	900	(1)	74	73	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2026	25,300	(430)	1,198	768	47	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/15/2026	200	(3)	20	17	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/21/2026	23,400	430	1,196	1,626	46	0
Pay	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	01/04/2027	1,100	(2)	(101)	(103)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.570	Semi-Annual	01/12/2027	400	(1)	(34)	(35)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.425	Semi-Annual	01/18/2027	800	(1)	(72)	(73)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.418	Semi-Annual	01/20/2027	400	0	(36)	(36)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.580	Semi-Annual	02/16/2027	700	(1)	(59)	(60)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027	500	(1)	(37)	(38)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027	800	(2)	(50)	(52)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.620	Annual	04/18/2027	700	(2)	(76)	(78)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.783	Annual	04/22/2027	600	(2)	(61)	(63)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.788	Annual	05/03/2027	600	(2)	(60)	(62)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Annual	06/17/2027	1,200	(5)	(95)	(100)	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	06/21/2027	2,900	84	168	252	6	0
Pay	1-Day USD-SOFR Compounded-OIS	2.370	Annual	06/21/2027	900	(4)	(67)	(71)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.605	Annual	06/28/2027	800	(4)	(52)	(56)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/30/2027	700	(4)	(36)	(40)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/07/2027	400	(2)	(18)	(20)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.900	Annual	10/04/2027	2,510	(18)	(116)	(134)	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2028	38,245	1,182	4,445	5,627	52	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028	4,200	(56)	(148)	(204)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	1.265	Semi-Annual	09/28/2028	600	(1)	(74)	(75)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028	2,948	48	(392)	(344)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028	11,900	(18)	(173)	(191)	0	(20)
Receive	1-Day USD-SOFR Compounded-OIS	1.379	Semi-Annual	12/22/2028	600	0	73	73	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.518	Semi-Annual	01/20/2029	200	0	(26)	(26)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.630	Semi-Annual	01/26/2029	400	(1)	(48)	(49)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029	7,100	(17)	(762)	(779)	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029	600	(2)	(55)	(57)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.185	Annual	04/21/2029	500	(1)	(55)	(56)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	920	(37)	(123)	(160)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029	580	(62)	(15)	(77)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029	400	(3)	(20)	(23)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029	400	(3)	(19)	(22)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/10/2029	1,900	(3)	211	208	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/18/2029	1,400	30	160	190	3	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/15/2030	6,300	(54)	902	848	12	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	02/12/2030	3,800	(48)	503	455	7	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030	300	(1)	(7)	(8)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030	200	(1)	(6)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030	100	0	(2)	(2)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	03/10/2030	1,800	(2)	214	212	3	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/17/2030	24,580	665	3,222	3,887	18	0
Receive	1-Day USD-SOFR Compounded-OIS	3.545	Annual	10/31/2030	1,300	0	29	29	2	0

150	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.547%	Annual	10/31/2030	$3,100	$0	$69	$69	$4	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.550	Annual	10/31/2030	2,600	0	57	57	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.572	Annual	10/31/2030	2,600	0	54	54	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.582	Annual	10/31/2030	4,700	0	94	94	7	0
Receive	1-Day USD-SOFR Compounded-OIS	3.595	Annual	10/31/2030	3,300	0	64	64	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.601	Annual	10/31/2030	5,900	0	112	112	8	0
Receive	1-Day USD-SOFR Compounded-OIS	3.602	Annual	10/31/2030	5,900	0	111	111	8	0
Receive	1-Day USD-SOFR Compounded-OIS	3.606	Annual	10/31/2030	2,600	0	49	49	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.623	Annual	10/31/2030	2,600	0	46	46	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.664	Annual	10/31/2030	1,700	0	26	26	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.677	Annual	10/31/2030	1,400	0	20	20	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.687	Annual	10/31/2030	2,200	0	31	31	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.689	Annual	10/31/2030	3,700	0	51	51	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030	2,800	0	38	38	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.721	Annual	10/31/2030	1,700	0	20	20	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.722	Annual	10/31/2030	1,700	0	20	20	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.727	Annual	10/31/2030	1,700	0	20	20	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.732	Annual	10/31/2030	1,100	0	12	12	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.735	Annual	10/31/2030	1,700	0	19	19	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030	1,700	0	19	19	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.749	Annual	10/31/2030	1,700	0	18	18	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030	706	2	128	130	1	0
Pay	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031	500	(37)	(69)	(106)	0	(1)
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031	31,700	94	(244)	(150)	0	(35)
Receive	1-Day USD-SOFR Compounded-OIS	1.405	Semi-Annual	09/07/2031	800	(3)	146	143	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	10/05/2031	500	(1)	(89)	(90)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.535	Semi-Annual	10/15/2031	500	(1)	(88)	(89)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.535	Semi-Annual	10/22/2031	300	(1)	(52)	(53)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.545	Semi-Annual	10/26/2031	300	(1)	(52)	(53)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.735	Semi-Annual	01/12/2032	300	(1)	(50)	(51)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.655	Semi-Annual	01/24/2032	400	(1)	(68)	(69)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.768	Semi-Annual	02/02/2032	300	(1)	(49)	(50)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Annual	02/08/2032	400	(2)	(60)	(62)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.988	Semi-Annual	02/09/2032	200	1	29	30	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.008	Semi-Annual	02/09/2032	300	1	44	45	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.770	Annual	02/14/2032	400	(1)	(57)	(58)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032	400	(1)	(58)	(59)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032	100	0	(14)	(14)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/05/2032	1,600	(8)	(273)	(281)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.872	Annual	04/06/2032	800	(4)	(133)	(137)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	3,430	(247)	(492)	(739)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	2,640	(120)	(346)	(466)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	2.680	Annual	07/11/2032	400	(6)	(35)	(41)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.690	Annual	07/11/2032	400	(6)	(35)	(41)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/06/2032	600	(5)	(38)	(43)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.400	Annual	02/23/2033	200	(1)	(6)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033	10	0	0	0	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033	200	(1)	(7)	(8)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033	300	(1)	(8)	(9)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033	305	(4)	(22)	(26)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033	1,860	(61)	0	(61)	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050	100	(1)	34	33	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.625	Semi-Annual	01/16/2050	300	(1)	118	117	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050	700	(4)	263	259	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.625	Semi-Annual	02/03/2050	300	(1)	118	117	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	03/20/2050	7,500	(31)	2,461	2,430	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	1.524	Semi-Annual	01/19/2051	3,100	(22)	(1,262)	(1,284)	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.967	Semi-Annual	06/23/2051	2,000	(15)	674	659	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.968	Semi-Annual	06/23/2051	6,000	(46)	2,023	1,977	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	1.815	Semi-Annual	01/24/2052	100	(1)	(36)	(37)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.867	Semi-Annual	01/26/2052	100	(1)	(35)	(36)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	16,000	1,923	3,820	5,743	0	(24)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053	100	(1)	(9)	(10)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053	1,700	160	142	302	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	12/20/2053	5,100	253	121	374	0	(11)

Total Swap Agreements						$3,746	$17,840	$21,586	$312	$(197)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	151

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$5	$312	$317	$0	$(8)	$(197)	$(205)

(g)

Securities with an aggregate market value of $2,122 and cash of $3,310 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690%	04/02/2024	200	$ (2)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	200	(2)	(4)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	300	(2)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	300	(2)	(7)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	300	(2)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	300	(2)	(6)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	600	(5)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	600	(5)	(14)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	300	(2)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	300	(2)	(7)

							$ (26)	$(38)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$95.078	04/04/2024	200	$(1)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	95.156	04/04/2024	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.180	04/04/2024	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.766	04/04/2024	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.078	04/04/2024	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.156	04/04/2024	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	500	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	500	(2)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.195	06/06/2024	300	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	99.195	06/06/2024	300	(1)	(1)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.906	04/04/2024	400	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.672	05/06/2024	300	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.672	05/06/2024	300	(1)	(2)

					$(16)	$(9)

Total Written Options					$(42)	$(47)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

		Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
Counterparty	Index/Tranches								Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	16	$0	$0	$0	$0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		99	(3)	3	0	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		200	(1)	0	0	(1)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		6	0	0	0	0

152	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

		Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
Counterparty	Index/Tranches								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	10,950	$(111)	$106	$0	$(5)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1	0	0	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		3,064	(178)	177	0	(1)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		99	(4)	4	0	0

MYC	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		3	0	0	0	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,100	(24)	23	0	(1)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		2,400	11	(14)	0	(3)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		9,000	(19)	(10)	0	(29)

Total Swap Agreements							$(329)	$289	$0	$(40)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
CBK	$0	$0	$0	$0	$0	$(4)	$0	$(4)	$(4)	$0	$(4)
FAR	0	0	0	0	0	(13)	0	(13)	(13)	0	(13)
FBF	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
GLM	0	0	0	0	0	(21)	0	(21)	(21)	0	(21)
GST	0	0	0	0	0	0	(6)	(6)	(6)	0	(6)
JPM	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
MSC	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
SAL	0	0	0	0	0	0	(33)	(33)	(33)	201	168

Total Over the Counter	$0	$0	$0	$0	$0	$(47)	$(40)	$(87)

(i)

Securities with an aggregate market value of $201 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	0	0	0	312	312

	$0	$0	$0	$0	$317	$317

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	153

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8
Swap Agreements	0	0	0	0	197	197

	$0	$0	$0	$0	$205	$205

Over the counter
Written Options	$0	$0	$0	$0	$47	$47
Swap Agreements	0	40	0	0	0	40

	$0	$40	$0	$0	$47	$87

	$0	$40	$0	$0	$252	$292

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	527	527
Swap Agreements	0	0	0	0	3,671	3,671

	$0	$0	$0	$0	$4,203	$4,203

Over the counter
Written Options	$0	$0	$0	$0	$95	$95
Swap Agreements	0	1,325	0	0	0	1,325

	$0	$1,325	$0	$0	$95	$1,420

	$0	$1,325	$0	$0	$4,298	$5,623

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	1,401	1,401
Swap Agreements	0	0	0	0	5,150	5,150

	$0	$0	$0	$0	$6,558	$6,558

Over the counter
Written Options	$0	$0	$0	$0	$(19)	$(19)
Swap Agreements	0	(626)	0	0	0	(626)

	$0	$(626)	$0	$0	$(19)	$(645)

	$0	$(626)	$0	$0	$6,539	$5,913

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2	$0	$2
U.S. Government Agencies	0	142,409	0	142,409
U.S. Treasury Obligations	0	9,004	0	9,004
Non-Agency Mortgage-Backed Securities	0	72,160	4,057	76,217
Asset-Backed Securities	0	90,488	367	90,855
Short-Term Instruments
Repurchase Agreements	0	363	0	363
U.S. Treasury Bills	0	49	0	49

	$0	$314,475	$4,424	$318,899

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,142	$0	$0	$6,142

Total Investments	$6,142	$314,475	$4,424	$325,041

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,310)	$0	$(6,310)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$317	$0	$317

154	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(205)	$0	$(205)
Over the counter	0	(87)	0	(87)

	$0	$(292)	$0	$(292)

Total Financial Derivative Instruments	$0	$25	$0	$25

Totals	$6,142	$308,190	$4,424	$318,756

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2024:

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$0	$0	$0	$0	$0	$0	$4,057	$0	$4,057	$0
Asset-Backed Securities	0	0	0	0	0	0	367	0	367	0

Totals	$0	$0	$0	$0	$0	$0	$4,424	$0	$4,424	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage- Backed Securities	$4,057	Fair Valuation of Odd Lot Positions	Adjustment Factor	2.500	—
Asset-Backed Securities	367	Fair Valuation of Odd Lot Positions	Adjustment Factor	2.500	—

Total	$4,424

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	155

Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.7%

CORPORATE BONDS & NOTES 22.8%

BANKING & FINANCE 15.5%

American Express Co.
6.072% (SOFRINDX + 0.720%) due 05/03/2024 ~	$2,674	$2,675
6.290% (SOFRINDX + 0.930%) due 03/04/2025 ~	11,400	11,464

American Honda Finance Corp.
5.947% (SOFRINDX + 0.620%) due 06/07/2024 ~	6,900	6,905
6.018% due 01/10/2025 •	52,200	52,325
6.057% (SOFRINDX + 0.700%) due 11/22/2024 ~	10,000	10,029

American Tower Corp.
2.400% due 03/15/2025	18,400	17,842
2.950% due 01/15/2025	9,376	9,179

Asian Development Bank
5.580% (FEDL01 + 0.250%) due 05/28/2024 ~	18,000	18,001

Athene Global Funding
1.000% due 04/16/2024	7,000	6,987
2.500% due 01/14/2025	2,400	2,341
5.916% (SOFRINDX + 0.560%) due 08/19/2024 ~	10,200	10,207
6.057% (SOFRINDX + 0.700%) due 05/24/2024 ~	17,898	17,907
6.064% (SOFRINDX + 0.715%) due 01/07/2025 ~	1,800	1,803

Banco Santander SA
2.706% due 06/27/2024	43,050	42,734
3.892% due 05/24/2024	8,200	8,180
5.742% due 06/30/2024 •	1,700	1,699
6.596% (SOFRRATE + 1.240%) due 05/24/2024 ~	3,500	3,505

Bank of America Corp.
2.456% due 10/22/2025 •	27,233	26,747
3.093% due 10/01/2025 •	25,600	25,265
3.841% due 04/25/2025 •	5,000	4,993
5.773% (SOFRRATE + 0.410%) due 06/14/2024 ~	7,063	7,064
6.041% (SOFRRATE + 0.690%) due 04/22/2025 ~	300	300

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025 ~	21,200	21,314

Bank of Montreal
2.500% due 06/28/2024	399	396
4.250% due 09/14/2024	10,000	9,940
5.668% (SOFRINDX + 0.320%) due 07/09/2024 ~	7,500	7,503

Bank of Nova Scotia
5.731% (SOFRRATE + 0.380%) due 07/31/2024 ~	3,390	3,391
5.794% (SOFRINDX + 0.445%) due 04/15/2024 ~	5,603	5,604

Barclays PLC
3.650% due 03/16/2025	24,000	23,548

BNP Paribas SA
2.819% due 11/19/2025 •	5,000	4,904
3.375% due 01/09/2025	36,900	36,300

BPCE SA
4.000% due 04/15/2024	16,100	16,089
5.919% (SOFRRATE + 0.570%) due 01/14/2025 ~	500	501

Canadian Imperial Bank of Commerce
5.770% (SOFRINDX + 0.420%) due 10/18/2024 ~	12,700	12,711

Citigroup, Inc.
6.038% (SOFRRATE + 0.686%) due 10/30/2024 ~	12,226	12,242

CK Hutchison International Ltd.
3.250% due 04/11/2024	2,000	1,998

Cooperatieve Rabobank UA
2.625% due 07/22/2024	250	248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.058% (SOFRINDX + 0.710%) due 01/09/2026 ~	$28,900	$29,054

Credit Suisse AG
3.625% due 09/09/2024	26,979	26,730
3.700% due 02/21/2025	23,417	23,022
4.750% due 08/09/2024	15,400	15,345

Crown Castle, Inc.
3.200% due 09/01/2024	34,000	33,658

DBS Group Holdings Ltd.
5.655% (SOFRINDX + 0.300%) due 11/22/2024 ~	3,000	3,001
5.971% (SOFRRATE + 0.610%) due 09/12/2025 ~	63,000	63,082

Deutsche Bank AG
0.898% due 05/28/2024	16,003	15,886
3.700% due 05/30/2024	25,000	24,898

Federation des Caisses Desjardins du Quebec
0.700% due 05/21/2024	3,240	3,219
5.785% (SOFRRATE + 0.430%) due 05/21/2024 ~	8,000	8,002

General Motors Financial Co., Inc.
1.200% due 10/15/2024	8,144	7,951
2.900% due 02/26/2025	3,500	3,415
3.950% due 04/13/2024	2,500	2,498

Goldman Sachs Group, Inc.
5.836% (SOFRRATE + 0.486%) due 10/21/2024 ~	28,114	28,133
5.840% (SOFRRATE + 0.490%) due 10/21/2024 ~	4,749	4,750
5.861% (SOFRRATE + 0.500%) due 09/10/2024 ~	5,155	5,158
5.866% (SOFRRATE + 0.505%) due 09/10/2024 ~	29,869	29,889

Guardian Life Global Funding
2.900% due 05/06/2024	100	100

ING Groep NV
3.550% due 04/09/2024	4,100	4,098

Jackson National Life Global Funding
1.750% due 01/12/2025	4,200	4,075

JPMorgan Chase & Co.
2.301% due 10/15/2025 •	5,179	5,088
3.845% due 06/14/2025 •	14,700	14,637
5.546% due 12/15/2025 •	13,494	13,488
5.895% (SOFRRATE + 0.535%) due 06/01/2025 ~	4,700	4,704
5.944% (SOFRRATE + 0.580%) due 06/23/2025 ~	5,094	5,098

Lloyds Banking Group PLC
2.438% due 02/05/2026 •	2,000	1,945

MassMutual Global Funding
5.709% (SOFRRATE + 0.360%) due 04/12/2024 ~	2,650	2,650

Mitsubishi UFJ Financial Group, Inc.
0.953% due 07/19/2025 •	9,800	9,656
2.801% due 07/18/2024	27,293	27,072
5.719% due 02/20/2026 •	2,400	2,402

Morgan Stanley
2.720% due 07/22/2025 •	6,341	6,277
3.620% due 04/17/2025 •	19,241	19,220
5.860% (SOFRRATE + 0.509%) due 01/22/2025 ~	4,887	4,891

National Bank of Canada
3.750% due 06/09/2025 •	5,000	4,978
5.250% due 01/17/2025	6,600	6,586
5.842% (SOFRRATE + 0.490%) due 08/06/2024 ~	3,500	3,502

NatWest Markets PLC
0.800% due 08/12/2024	2,000	1,965

New York Life Global Funding
5.662% (SOFRRATE + 0.310%) due 04/26/2024 ~	350	350
5.791% (SOFRINDX + 0.430%) due 06/06/2024 ~	990	991
5.929% due 01/16/2026 •	9,000	9,029

Nomura Holdings, Inc.
2.648% due 01/16/2025	15,000	14,650

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ORIX Corp.
3.250% due 12/04/2024	$15,696	$15,459

Pacific Life Global Funding
6.161% (SOFRRATE + 0.800%) due 12/06/2024 ~	36,800	36,896

Protective Life Global Funding
6.412% due 12/11/2024 •	19,200	19,288

Public Storage Operating Co.
5.951% (SOFRINDX + 0.600%) due 07/25/2025 ~	11,200	11,236

Santander Holdings USA, Inc.
3.450% due 06/02/2025	15,000	14,584

Societe Generale SA
2.625% due 01/22/2025	4,600	4,484

Sumitomo Mitsui Financial Group, Inc.
2.696% due 07/16/2024	42,856	42,507

Sumitomo Mitsui Trust Bank Ltd.
5.802% (SOFRRATE + 0.440%) due 09/16/2024 ~	1,200	1,201

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •	34,900	34,949

USAA Capital Corp.
0.500% due 05/01/2024	6,900	6,872

Wells Fargo & Co.
2.406% due 10/30/2025 •	11,640	11,420

Wells Fargo Bank NA
6.056% (SOFRRATE + 0.710%) due 01/15/2026 ~	9,600	9,642

		1,148,522

INDUSTRIALS 6.1%

AbbVie, Inc.
3.850% due 06/15/2024	200	199

Aptiv PLC
2.396% due 02/18/2025	3,200	3,107

BAT Capital Corp.
2.789% due 09/06/2024	19,542	19,297
3.222% due 08/15/2024	39,569	39,185

Baxter International, Inc.
1.322% due 11/29/2024	4,700	4,567
5.797% (SOFRINDX + 0.440%) due 11/29/2024 ~	2,990	2,990

Bayer U.S. Finance LLC
3.375% due 07/15/2024	7,529	7,466
3.375% due 10/08/2024	2,000	1,972

Becton Dickinson & Co.
3.363% due 06/06/2024	5,000	4,978
3.734% due 12/15/2024	2,593	2,560

BMW U.S. Capital LLC
5.881% (SOFRINDX + 0.530%) due 04/01/2024 ~	3,810	3,810

Broadcom Corp.
3.125% due 01/15/2025	300	294

Broadcom, Inc.
3.625% due 10/15/2024	5,000	4,945

Campbell Soup Co.
3.300% due 03/19/2025	2,900	2,840
3.950% due 03/15/2025	3,500	3,448

Carrier Global Corp.
2.242% due 02/15/2025	17,300	16,784

Conagra Brands, Inc.
4.300% due 05/01/2024	2,200	2,197

Constellation Brands, Inc.
3.600% due 05/09/2024	2,500	2,494

Daimler Truck Finance North America LLC
6.111% (SOFRRATE + 0.750%) due 12/13/2024 ~	555	557

Discovery Communications LLC
3.450% due 03/15/2025	1,168	1,143

Energy Transfer LP
3.900% due 05/15/2024	3,335	3,328
4.050% due 03/15/2025	6,761	6,663
4.250% due 04/01/2024	8,700	8,700
4.500% due 04/15/2024	6,238	6,235

156	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ERAC USA Finance LLC
3.850% due 11/15/2024	$2,872	$2,841

Fiserv, Inc.
2.750% due 07/01/2024	43,548	43,226

GATX Corp.
3.250% due 03/30/2025	400	390

Georgia-Pacific LLC
0.625% due 05/15/2024	11,500	11,431

Global Payments, Inc.
1.500% due 11/15/2024	19,889	19,387

Haleon U.K. Capital PLC
3.125% due 03/24/2025	61,000	59,572

HCA, Inc.
5.250% due 04/15/2025	10,000	9,961
5.375% due 02/01/2025	19,888	19,835

Honda Motor Co. Ltd.
2.271% due 03/10/2025	1,500	1,459

Hyatt Hotels Corp.
1.800% due 10/01/2024	10,720	10,496

Hyundai Capital America
0.875% due 06/14/2024	3,000	2,969
1.000% due 09/17/2024	2,299	2,250

J M Smucker Co.
3.500% due 03/15/2025	16,700	16,384

Kia Corp.
1.000% due 04/16/2024	2,500	2,495

Kinder Morgan Energy Partners LP
4.300% due 05/01/2024	8,200	8,190

McCormick & Co., Inc.
3.150% due 08/15/2024	12,035	11,921

Mondelez International Holdings Netherlands BV
2.250% due 09/19/2024	2,880	2,834

NetApp, Inc.
3.300% due 09/29/2024	2,300	2,271

Penske Truck Leasing Co. LP
3.450% due 07/01/2024	9,710	9,651

Quanta Services, Inc.
0.950% due 10/01/2024	9,416	9,189

Reckitt Benckiser Treasury Services PLC
2.750% due 06/26/2024	1,300	1,291

Revvity, Inc.
0.850% due 09/15/2024	1,500	1,465

Rogers Communications, Inc.
2.950% due 03/15/2025	5,000	4,875

Tyson Foods, Inc.
3.950% due 08/15/2024	18,700	18,593

VMware, Inc.
1.000% due 08/15/2024	2,000	1,965

Volkswagen Group of America Finance LLC
6.311% (SOFRRATE + 0.950%) due 06/07/2024 ~	21,100	21,128

Warnermedia Holdings, Inc.
3.638% due 03/15/2025	500	490

Zimmer Biomet Holdings, Inc.
1.450% due 11/22/2024	3,500	3,407
3.550% due 04/01/2025	1,941	1,905

		451,630

UTILITIES 1.2%

AT&T, Inc.
6.762% (TSFR3M + 1.442%) due 06/12/2024 ~	4,731	4,739

CenterPoint Energy, Inc.
2.500% due 09/01/2024	1,800	1,777

Chugoku Electric Power Co., Inc.
2.401% due 08/27/2024	1,446	1,426

DTE Energy Co.
4.220% due 11/01/2024 þ	2,000	1,982

Electricite de France SA
3.625% due 10/13/2025	2,000	1,950

Enel Finance International NV
2.650% due 09/10/2024	5,000	4,930

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eversource Energy
3.150% due 01/15/2025	$900	$883

NextEra Energy Capital Holdings, Inc.
4.255% due 09/01/2024	1,850	1,838
6.051% due 03/01/2025	27,427	27,540

ONEOK, Inc.
2.750% due 09/01/2024	2,700	2,668

Southern California Edison Co.
0.975% due 08/01/2024	700	689
1.100% due 04/01/2024	6,800	6,800
6.181% (SOFRRATE + 0.830%) due 04/01/2024 ~	19,019	19,019

Sprint LLC
7.125% due 06/15/2024	9,200	9,221

Tampa Electric Co.
3.875% due 07/12/2024	5,800	5,767

		91,229

Total Corporate Bonds & Notes (Cost $1,689,566)		1,691,381

U.S. GOVERNMENT AGENCIES 2.9%

Federal Home Loan Bank
5.300% due 05/17/2024	90,200	90,196
5.390% due 05/03/2024 - 05/20/2024 •	86,700	86,703
5.500% due 09/04/2025	39,500	39,487

Total U.S. Government Agencies (Cost $216,386)		216,386

U.S. TREASURY OBLIGATIONS 4.5%

U.S. Treasury Floating Rate Notes
5.440% due 10/31/2024 •	273,700	273,818
5.469% due 04/30/2025 •	55,400	55,423

Total U.S. Treasury Obligations (Cost $329,021)		329,241

ASSET-BACKED SECURITIES 0.4%

Dell Equipment Finance Trust
5.759% due 10/22/2024	6,621	6,623

Ford Credit Auto Lease Trust
5.688% due 10/15/2024	1,560	1,560

GM Financial Automobile Leasing Trust
5.514% due 02/20/2025	18,438	18,442

GM Financial Consumer Automobile Receivables Trust
5.685% due 10/16/2024	2,213	2,213

HPEFS Equipment Trust
5.758% due 10/18/2024	1,861	1,862

Total Asset-Backed Securities (Cost $30,693)		30,700

SOVEREIGN ISSUES 0.2%

CPPIB Capital, Inc.
6.603% (SOFRINDX + 1.250%) due 04/04/2025 ~	17,000	17,169

Total Sovereign Issues (Cost $17,159)		17,169

SHORT-TERM INSTRUMENTS 84.9%

CERTIFICATES OF DEPOSIT 0.0%

Mitsubishi UFJ Trust & Banking Corp.
5.880% (SOFRRATE + 0.560%) due 05/17/2024 ~	100	100

COMMERCIAL PAPER 5.4%

Alimentation Couche-Tard, Inc.
5.540% due 04/12/2024	7,600	7,582
5.540% due 04/17/2024	5,100	5,084
5.540% due 04/25/2024	2,300	2,290
5.560% due 04/04/2024	3,100	3,097
5.560% due 04/05/2024	2,400	2,397
5.560% due 04/16/2024	7,500	7,478

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Amcor Flexibles North America, Inc.
5.520% due 04/10/2024	$1,100	$1,098
5.520% due 04/15/2024	4,800	4,787

American Electric Power Co., Inc.
5.500% due 04/02/2024	6,800	6,795
5.560% due 04/22/2024	3,200	3,188
5.560% due 05/15/2024	6,700	6,650
5.580% due 05/01/2024	10,200	10,146
5.590% due 06/11/2024	10,200	10,081

AT&T, Inc.
5.520% due 04/18/2024	42,150	42,018
5.520% due 04/19/2024	1,900	1,894

Avangrid, Inc.
5.500% due 04/03/2024	2,000	1,998

Campbell Soup Co.
5.630% due 04/03/2024	1,600	1,598

Constellation Energy Generation LLC
5.500% due 04/02/2024	13,100	13,089

Crown Castle, Inc.
5.800% due 04/16/2024	3,600	3,589
5.830% due 04/09/2024	1,600	1,597
5.830% due 04/16/2024	800	798
5.830% due 04/18/2024	1,600	1,595

CVS Health Corp.
5.570% due 04/01/2024	4,800	4,797
5.600% due 04/01/2024	16,900	16,890

Dominion Energy, Inc.
5.580% due 04/22/2024	8,500	8,468
5.580% due 05/13/2024	2,300	2,284
5.600% due 04/23/2024	5,400	5,379
5.600% due 04/29/2024	3,800	3,781

Duke Energy Corp.
5.500% due 05/02/2024	5,100	5,072
5.500% due 05/06/2024	6,200	6,163
5.500% due 05/07/2024	6,400	6,360

Enbridge U.S., Inc.
5.520% due 04/04/2024	7,400	7,392
5.520% due 04/05/2024	7,400	7,391
5.530% due 04/15/2024	9,200	9,174

Entergy Corp.
5.530% due 04/26/2024	3,900	3,883
5.570% due 06/03/2024	2,000	1,980

Equifax, Inc.
5.500% due 04/08/2024	4,400	4,393

Eversource Energy
5.570% due 04/03/2024	500	500

Intercontinental Exchange, Inc.
5.520% due 04/10/2024	1,500	1,497
5.520% due 04/11/2024	1,600	1,596
5.520% due 04/17/2024	4,400	4,386

Keurig Dr Pepper, Inc.
5.480% due 04/04/2024	10,100	10,089
5.520% due 04/17/2024	25,300	25,223
5.530% due 04/22/2024	3,500	3,487
5.550% due 04/22/2024	9,500	9,464

L3Harris Technologies, Inc.
5.520% due 04/15/2024	4,500	4,488
5.520% due 04/17/2024	2,900	2,891
5.520% due 04/18/2024	1,800	1,794

Microchip Technology, Inc.
5.510% due 04/30/2024	1,600	1,592

National Grid North America, Inc.
5.520% due 04/18/2024	8,700	8,672
5.520% due 04/26/2024	8,600	8,562

NextEra Energy Capital Holdings, Inc.
5.570% due 04/24/2024	2,800	2,788
5.570% due 04/25/2024	3,900	3,883
5.570% due 04/26/2024	4,800	4,779
5.600% due 05/06/2024	2,000	1,988
5.600% due 05/08/2024	26,100	25,935

Penske Truck Leasing Co. LP
5.500% due 04/03/2024	1,700	1,698
5.500% due 04/04/2024	2,500	2,497
5.500% due 04/09/2024	3,300	3,294
5.500% due 04/12/2024	4,100	4,090
5.550% due 04/26/2024	1,700	1,692

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	157

Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
5.530% due 04/11/2024	$6,000	$5,987

Southern Co.
5.550% due 04/22/2024	1,400	1,395
5.550% due 04/23/2024	4,200	4,183
5.550% due 04/24/2024	2,600	2,589

VW Credit, Inc.
5.550% due 04/18/2024	8,200	8,174
5.550% due 04/23/2024	2,900	2,888
5.550% due 04/25/2024	4,000	3,983

		398,340

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (e) 79.1%
		$5,878,730

SHORT-TERM NOTES 0.3%

Enterprise Fleet Financing LLC
5.906% due 10/21/2024	$5,110	5,114

Federal Home Loan Bank
4.900% due 06/03/2024 (b)(c)	10,000	9,904

Volkswagen Auto Lease Trust
5.516% due 03/20/2025	8,500	8,504

		23,522

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
5.376% due 04/04/2024 - 06/13/2024 (a)(b)	$9,200	$9,148

Total Short-Term Instruments (Cost $6,310,082)		6,309,840

Total Investments in Securities (Cost $8,592,907)		8,594,717

Total Investments 115.7% (Cost $8,592,907)		$8,594,717

Other Assets and Liabilities, net (15.7)%		(1,166,017)

Net Assets 100.0%		$7,428,700

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Restricted Securities.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	5.430%	03/28/2024	04/01/2024		$570,000	U.S. Treasury Bonds 4.000% due 11/15/2052	$(586,267)	$570,000	$570,344
	5.450	04/01/2024	04/02/2024		570,000	U.S. Treasury Bonds 4.000% due 11/15/2052	(582,168)	570,000	570,000
BOS	5.350	03/22/2024	04/04/2024		500,000	U.S. Treasury Notes 4.250% due 12/31/2025	(510,706)	500,000	500,743
	5.350	03/12/2024	04/05/2024		500,000	U.S. Treasury Notes 2.500% - 3.500% due 01/31/2025 - 09/15/2025	(509,657)	500,000	501,486
	5.380	03/27/2024	04/02/2024		1,000,000	U.S. Treasury Notes 0.250% - 4.250% due 12/15/2024 -12/31/2025	(1,020,273)	1,000,000	1,000,747
	5.380	03/26/2024	04/04/2024		150,000	U.S Treasury Floating Rate Notes 5.545% due 01/31/2026	(153,248)	150,000	150,135
	5.380	03/26/2024	04/05/2024		150,000	U.S Treasury Floating Rate Notes 5.545% due 01/31/2026	(153,248)	150,000	150,135
	5.380	03/26/2024	04/10/2024		150,000	U.S. Treasury Notes 2.125% due 05/15/2025	(153,175)	150,000	150,135
	5.380	03/26/2024	04/17/2024		400,000	U.S. Treasury Notes 2.125% due 05/15/2025	(408,465)	400,000	400,359
	5.400	03/28/2024	04/01/2024		10,000	U.S. Treasury Bonds 4.250% due 11/15/2040	(10,244)	10,000	10,006
	5.430	03/28/2024	04/01/2024		892,400	U.S. Treasury Bonds 4.750% due 02/15/2041	(54,048)	892,400	892,938
						U.S. Treasury Floating Rate Notes 5.470% due 10/31/2025	(397,375)
						U.S. Treasury Notes 2.875% due 04/30/2025	(462,875)
BPS	5.400	04/01/2024	04/02/2024		44,800	U.S. Treasury Notes 1.125% due 08/31/2028	(45,749)	44,800	44,800
BRC	5.450	04/01/2024	04/02/2024		27,500	U.S. Treasury Inflation Protected Securities 2.375% due 10/15/2028	(28,031)	27,500	27,500
DEU	5.420	04/01/2024	04/02/2024		442,600	U.S. Treasury Bonds 1.625% - 2.000% due 11/15/2041 -11/15/2050	(453,769)	442,600	442,600
	5.450	04/01/2024	04/02/2024		67,300	U.S. Treasury Inflation Protected Securities 0.750% due 07/15/2028	(69,015)	67,300	67,300
FICC	2.600	03/28/2024	04/01/2024		14,267	U.S. Treasury Notes 5.000% due 09/30/2025	(14,552)	14,267	14,271
	5.330	03/28/2024	04/01/2024		40,000	U.S. Treasury Bonds 4.250% due 02/15/2054	(40,800)	40,000	40,024
JPS	5.320	03/14/2024	TBD	(2)	172,163	U.S. Treasury Bonds 2.000% due 08/15/2051	(173,217)	172,163	172,621
	5.420	03/28/2024	04/01/2024		80,400	U.S. Treasury Notes 4.500% due 11/15/2033	(82,162)	80,400	80,448
SAL	5.260	03/28/2024	04/01/2024		62,000	U.S. Treasury Notes 4.875% due 11/30/2025	(64,255)	62,000	62,036
	5.430	03/28/2024	04/01/2024		15,300	U.S. Treasury Notes 0.750% due 04/30/2026	(15,645)	15,300	15,309

158	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
TDM	5.410%	03/28/2024	04/01/2024	$20,000	U.S. Treasury Bonds 2.375% due 11/15/2049	$(20,696)	$20,000	$20,012

Total Repurchase Agreements						$(6,009,640)	$5,878,730	$5,883,949

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BCY	$1,140,344	$0	$0	$1,140,344	$(1,168,435)	$(28,091)
BOO	0	0	0	0	1,266	1,266
BOS	3,756,684	0	0	3,756,684	(3,833,314)	(76,630)
BPS	44,800	0	0	44,800	(45,749)	(949)
BRC	27,500	0	0	27,500	(28,031)	(531)
DEU	509,900	0	0	509,900	(522,784)	(12,884)
FICC	54,295	0	0	54,295	(55,352)	(1,057)
JPS	253,069	0	0	253,069	(258,608)	(5,539)
SAL	77,345	0	0	77,345	(79,900)	(2,555)
TDM	20,012	0	0	20,012	(20,696)	(684)

Total Borrowings and Other Financing Transactions	$5,883,949	$0	$0

Cash of $1,266 has been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,148,522	$0	$1,148,522
Industrials	0	451,630	0	451,630
Utilities	0	91,229	0	91,229
U.S. Government Agencies	0	216,386	0	216,386
U.S. Treasury Obligations	0	329,241	0	329,241
Asset-Backed Securities	0	30,700	0	30,700
Sovereign Issues	0	17,169	0	17,169

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short-Term Instruments
Certificates of Deposit	$0	$100	$0	$100
Commercial Paper	0	398,340	0	398,340
Repurchase Agreements	0	5,878,730	0	5,878,730
Short-Term Notes	0	23,522	0	23,522
U.S. Treasury Bills	0	9,148	0	9,148

Total Investments	$0	$8,594,717	$0	$8,594,717

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	159

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.9%

U.S. GOVERNMENT AGENCIES 3.9%

Fannie Mae
4.395% due 12/01/2029 •	$4	$4
4.437% due 12/01/2029 •	1	0
5.496% due 12/25/2036 •	100	98
5.555% due 06/25/2033 •	65	62
5.556% due 03/25/2034 •	36	35
5.664% due 07/25/2032 •	95	94
5.709% due 03/01/2035 •	118	119
5.765% due 03/25/2036 •	48	47
5.785% due 05/25/2042 •	73	72
5.905% due 01/01/2036 •	94	94
5.973% due 08/01/2028 •	4	4
6.125% due 12/01/2032 •	2	2
6.167% due 03/25/2032 •	149	147
6.247% due 10/01/2032 •	3	3
6.280% due 06/01/2043 •	190	190
6.281% due 02/01/2041 - 10/01/2044 •	742	740
6.335% due 04/25/2032 •	17	17
6.723% due 10/01/2025 •	1	1
6.764% due 11/01/2035 •	48	48
6.854% due 11/01/2035 •	56	56

Freddie Mac
0.000% due 07/15/2030 - 01/15/2032 (a)	14,985	11,305
4.500% due 06/15/2035 - 09/15/2035	345	332
5.000% due 01/15/2034	1,095	1,082
5.243% due 07/01/2029 •	2	2
5.333% due 05/01/2032 •	4	4
5.494% due 06/01/2035 •	417	427
5.500% due 11/01/2038 - 10/01/2039	40	41
5.555% due 07/25/2031 •	220	217
5.933% due 06/15/2030 - 12/15/2032 •	19	19
5.983% due 06/15/2031 •	7	7
6.051% due 02/01/2035 •	128	128
6.133% due 02/15/2027 •	1	1
6.289% due 10/25/2044 - 02/25/2045 •	837	770
6.376% due 01/01/2032 •	3	3
6.489% due 07/25/2044 •	380	353
6.500% due 10/25/2043	305	308

Ginnie Mae
3.625% (H15T1Y + 1.500%) due 02/20/2025 - 08/20/2026 ~	28	28
3.625% due 03/20/2025 - 02/20/2030 •	150	147
3.875% due 04/20/2027 - 04/20/2032 •	5	5
4.000% due 05/20/2030 •	20	20

Israel Government AID Bond
0.000% due 11/01/2024 (b)	39,013	37,882

Resolution Funding Corp. STRIPS
0.000% due 01/15/2030 (b)	18,000	13,820

Small Business Administration
6.250% (PRIME - 2.250%) due 03/25/2025 - 05/25/2025 ~	10	9

U.S. Small Business Administration
4.760% due 09/01/2025	397	389
4.770% due 04/01/2024	29	29

Uniform Mortgage-Backed Security
4.000% due 05/01/2030 - 12/01/2041	847	804
4.500% due 04/01/2028 - 11/01/2029	85	83

Total U.S. Government Agencies (Cost $70,983)		70,048

U.S. TREASURY OBLIGATIONS 80.3%

U.S. Treasury Bonds
1.375% due 11/15/2040	37,030	23,824
1.375% due 08/15/2050	185,150	97,833

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 11/15/2050	$214,700	$121,339
1.750% due 08/15/2041	12,400	8,373
1.875% due 02/15/2041	110,500	77,069
2.250% due 08/15/2049	50,320	33,572
2.250% due 02/15/2052	600	395
2.375% due 02/15/2042	8,200	6,102
2.750% due 11/15/2042	83,400	65,306
2.875% due 05/15/2043	10,960	8,713
2.875% due 05/15/2049 (d)	56,970	43,355
3.000% due 05/15/2042	191,000	156,396
3.000% due 11/15/2044 (d)	237,300	190,109
3.000% due 02/15/2049	38,140	29,748
3.125% due 02/15/2043	41,250	34,187
3.125% due 08/15/2044	45,000	36,869
3.250% due 05/15/2042	12,100	10,289
3.625% due 08/15/2043	53,000	47,162
3.625% due 02/15/2044	55,000	48,821
3.750% due 11/15/2043	36,220	32,776
4.000% due 11/15/2042	38,100	35,900
4.375% due 02/15/2038	78,530	80,134
4.375% due 08/15/2043	31,500	31,136
4.500% due 05/15/2038	31,463	32,461

U.S. Treasury Notes
0.250% due 07/31/2025	77,900	73,299
1.875% due 08/31/2024 (f)	8,680	8,557
2.125% due 07/31/2024 (d)(f)	21,411	21,185
2.125% due 09/30/2024 (f)	14,753	14,529
2.125% due 11/30/2024 (d)(f)	4,000	3,919
2.250% due 11/15/2025	47,400	45,539
2.375% due 08/15/2024 (f)	4,300	4,253
2.875% due 05/15/2028 (d)(f)	9,680	9,163

Total U.S. Treasury Obligations (Cost $1,874,629)		1,432,313

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.4%

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 «~	4	3
5.894% due 01/25/2034 ~	80	78
6.033% due 11/25/2034 ~	212	193
6.500% due 04/25/2033 «~	12	11
6.625% due 04/25/2033 «~	6	6
6.875% due 04/25/2033 «~	1	1

Bear Stearns ALT-A Trust
4.333% due 11/25/2036 ~	5,473	3,042
4.576% due 11/25/2036 ~	11,425	6,012
5.764% due 02/25/2034 •	601	555

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.694% due 08/25/2035 •	98	91

Citigroup Mortgage Loan Trust
6.980% due 05/25/2035 •	49	48

Countrywide Alternative Loan Trust
5.500% due 03/25/2036	816	333
5.623% due 02/20/2047 •	2,342	1,795
5.654% due 05/25/2035 •	299	267
5.764% due 02/25/2047 •	212	197
5.804% due 05/25/2047 •	1,342	1,227
5.844% due 05/25/2036 •	29	25
5.863% due 03/20/2046 •	1,715	1,414
6.004% due 12/25/2035 •	146	128
6.089% due 02/25/2036 •	142	123

Countrywide Home Loan Mortgage Pass-Through Trust
3.775% due 04/25/2035 ~	180	115
4.172% due 09/20/2036 ~	1,671	1,434
5.904% due 05/25/2035 •	465	385
6.024% due 04/25/2035 «•	47	42
6.104% due 02/25/2035 •	286	261
6.124% due 02/25/2035 •	164	138

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 «~	1	1

Downey Savings & Loan Association Mortgage Loan Trust
5.954% due 08/19/2045 •	172	143

GreenPoint Mortgage Funding Trust
5.884% due 06/25/2045 •	132	118

GSR Mortgage Loan Trust
4.366% due 04/25/2036 ~	1,664	1,099

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
5.701% due 03/19/2037 •	$634	$564
5.881% due 05/19/2035 •	556	502

Impac CMB Trust
6.444% due 07/25/2033 «•	3	3

IndyMac INDX Mortgage Loan Trust
6.084% due 02/25/2035 •	713	650

JP Morgan Mortgage Trust
4.896% due 07/25/2035 ~	173	162
5.144% due 02/25/2036 ~	296	212
5.990% due 07/25/2064 ~	1,000	1,004

MASTR Adjustable Rate Mortgages Trust
5.339% due 05/25/2034 «~	48	44

Merrill Lynch Mortgage Investors Trust
7.215% due 12/25/2032 «•	19	17

Residential Accredit Loans, Inc. Trust
5.735% due 08/25/2035 •	420	312
6.449% due 09/25/2045 •	146	129

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	160	158

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032 «	11	10

Sequoia Mortgage Trust
6.141% due 10/19/2026 «•	78	74
6.143% due 07/20/2033 •	227	220
6.148% due 07/20/2033 «•	160	144

Structured Adjustable Rate Mortgage Loan Trust
6.489% due 01/25/2035 •	178	152

Structured Asset Mortgage Investments Trust
5.884% due 05/25/2036 •	6,891	5,371
6.021% due 07/19/2034 «•	31	27
6.141% due 03/19/2034 «•	72	65

WaMu Mortgage Pass-Through Certificates Trust
4.244% due 12/25/2046 •	504	431
4.399% due 12/25/2046 •	712	593
4.911% due 05/25/2046 •	261	217
5.819% due 01/25/2047 •	337	308
5.964% due 11/25/2045 •	490	449
5.984% due 12/25/2045 •	166	162
6.048% due 03/25/2034 ~	28	27
6.069% due 06/25/2046 •	1,042	927
6.089% due 02/25/2046 •	773	676
6.137% due 07/25/2046 •	2,512	2,070
6.137% due 08/25/2046 •	6,845	5,488
6.289% due 11/25/2042 •	96	88
6.589% due 09/25/2046 •	948	872
6.589% due 10/25/2046 •	346	309

Washington Mutual Mortgage Pass-Through Certificates Trust
5.074% due 05/25/2033 «~	31	29

Total Non-Agency Mortgage-Backed Securities (Cost $56,688)		41,751

ASSET-BACKED SECURITIES 11.0%

37 Capital CLO Ltd.
7.167% due 01/15/2034 •	3,900	3,923

AGL CLO Ltd.
6.779% due 07/20/2034 •	1,600	1,602

Anchorage Capital CLO Ltd.
6.985% due 04/20/2037 •	2,500	2,499

Apex Credit CLO Ltd.
7.122% due 04/20/2036 •	1,300	1,300

Apidos CLO
6.676% due 07/16/2031 •	3,143	3,149

Ares CLO Ltd.
6.637% due 04/17/2033 •	3,380	3,380
6.746% due 10/15/2030 •	6,063	6,059

Asset-Backed Securities Corp. Home Equity Loan Trust
5.524% due 05/25/2037 •	17	12
5.960% due 06/15/2031 •	268	254

Atlas Senior Loan Fund Ltd.
6.760% due 10/24/2031 •	4,307	4,310

Bain Capital Credit CLO Ltd.
6.701% due 04/19/2034 •	3,000	2,998

160	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barings Loan Partners CLO Ltd.
6.838% due 07/20/2033 •	$2,000	$2,000

Benefit Street Partners CLO Ltd.
6.671% due 04/20/2034 •	1,800	1,800

Betony CLO Ltd.
6.659% due 04/30/2031 •	1,719	1,723

BlueMountain CLO Ltd.
6.515% due 10/25/2030 •	1,500	1,500
6.759% due 10/22/2030 •	3,576	3,580

Capital Four U.S. CLO Ltd.
7.494% due 01/20/2037 •	2,200	2,217

Carlyle Global Market Strategies CLO Ltd.
6.559% due 07/20/2031 •	2,474	2,474
6.659% due 01/20/2032 •	1,993	1,996
6.716% due 07/15/2031 •	4,620	4,630

Carlyle U.S. CLO Ltd.
6.478% due 10/15/2031 •	1,800	1,800

Cathedral Lake Ltd.
6.797% due 01/20/2035 •	1,000	1,002

Cedar Funding CLO Ltd.
6.579% due 01/20/2031 •	1,708	1,708
6.655% due 05/29/2032 •	3,412	3,420

CIFC Funding Ltd.
6.529% due 04/20/2030 •	827	827
6.560% due 04/18/2031 •	919	921
6.560% due 04/24/2031 •	1,871	1,875
6.619% due 04/20/2031 •	1,141	1,144
6.630% due 04/24/2030 •	678	678
6.778% due 10/17/2031 •	2,950	2,958

Citigroup Global Markets Mortgage Securities
6.344% due 01/25/2032 «•	44	46

Credit Suisse First Boston Mortgage Securities Corp.
5.233% due 01/25/2032 •	23	23

Credit-Based Asset Servicing & Securitization Trust
3.422% due 01/25/2037 •	841	263

Crestline Denali CLO Ltd.
6.636% due 10/15/2031 •	2,513	2,525

Cutwater Ltd.
6.796% due 01/15/2029 •	755	757

Dewolf Park CLO Ltd.
6.496% due 10/15/2030 •	1,725	1,728

Diameter Capital CLO Ltd.
0.000% due 04/15/2037 •	2,400	2,400
7.144% due 01/15/2037 •	2,700	2,723

Dryden Senior Loan Fund
6.475% due 07/15/2030 •	1,300	1,305
6.479% due 10/19/2029 •	1,600	1,600
6.676% due 01/15/2031 •	3,608	3,605

Eaton Vance CLO Ltd.
6.746% due 10/15/2034 •	3,200	3,199

Elevation CLO Ltd.
6.696% due 07/15/2031 •	911	914

Elmwood CLO Ltd.
6.619% due 10/20/2034 •	4,700	4,701
6.947% due 01/17/2034 •	1,000	1,005
7.044% due 12/11/2033 •	6,300	6,332

GE-WMC Mortgage Securities Trust
5.524% due 08/25/2036 «•	40	16

Generate CLO Ltd.
0.000% due 10/20/2036 •	3,500	3,512

GoldenTree Loan Management U.S. CLO Ltd.
6.477% due 04/24/2031 •	2,900	2,901
6.489% due 11/20/2030 •	1,795	1,795
7.027% due 01/20/2034 •	4,000	4,027

Golub Capital Partners CLO Ltd.
6.599% due 04/20/2031 •	850	850

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
5.514% due 12/25/2036 •	$393	$190
5.624% due 11/25/2035 •	133	12

Halseypoint CLO Ltd.
6.929% due 01/20/2033 •	2,200	2,205

Home Equity Asset Trust
6.364% due 02/25/2033 «•	1	1

HSI Asset Securitization Corp. Trust
5.544% due 10/25/2036 •	91	36

ICG U.S. CLO Ltd.
6.720% due 01/24/2032 •	1,000	1,001

JP Morgan Mortgage Acquisition Trust
5.604% due 08/25/2036 «•	25	11

KKR CLO Ltd.
6.576% due 04/15/2031 •	926	926
6.757% due 02/09/2035 •	1,700	1,694

KKR CLO Trust
6.766% due 10/15/2034 •	1,000	1,000

Lehman ABS Mortgage Loan Trust
5.534% due 06/25/2037 •	349	229

Lockwood Grove CLO Ltd.
6.756% due 01/25/2030 •	5,073	5,075

Long Beach Mortgage Loan Trust
6.004% due 10/25/2034 •	1,548	1,486

Madison Park Funding Ltd.
6.551% due 07/27/2031 •	1,444	1,443

Magnetite Ltd.
6.786% due 01/25/2032 •	1,000	1,001
6.935% due 10/25/2033 •	4,900	4,920

Marathon CLO Ltd.
6.698% due 01/20/2033 •	2,000	2,004
6.887% due 11/15/2031 •	2,469	2,478

Marble Point CLO Ltd.
0.000% due 01/20/2032 •	500	501

MASTR Asset-Backed Securities Trust
5.544% due 11/25/2036 •	75	24

Merrill Lynch Mortgage Investors Trust
5.684% due 02/25/2037 •	257	75

Morgan Stanley ABS Capital, Inc. Trust
5.504% due 05/25/2037 •	135	119

Morgan Stanley IXIS Real Estate Capital Trust
5.494% due 11/25/2036 •	30	10

Nassau Ltd.
6.826% due 01/15/2030 •	706	707

Neuberger Berman CLO Ltd.
6.619% due 04/20/2031 •	4,700	4,700

Neuberger Berman Loan Advisers CLO Ltd.
6.929% due 10/24/2032 •	4,500	4,512

New Century Home Equity Loan Trust
5.804% due 05/25/2036 •	148	146

Newark BSL CLO Ltd.
6.556% due 07/25/2030 •	1,684	1,688

Northwoods Capital Ltd.
6.671% due 04/19/2031 •	2,091	2,095

OCP CLO Ltd.
6.536% due 07/15/2030 •	2,827	2,832

Palmer Square CLO Ltd.
6.638% due 04/20/2035 •	1,000	999
6.963% due 10/20/2033 •	6,000	6,025

Rad CLO Ltd.
6.964% due 01/25/2033 •	3,500	3,514

Renaissance Home Equity Loan Trust
6.144% due 08/25/2032 «•	2	2

Romark WM-R Ltd.
6.609% due 04/20/2031 •	851	851

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
5.564% due 12/25/2036 •	$1,446	$332
5.604% due 11/25/2036 •	451	122

Silver Rock CLO Ltd.
1.833% due 10/20/2033 •	4,000	4,013

Sound Point CLO Ltd.
6.699% due 01/21/2031 •	1,644	1,644
6.746% due 07/15/2034 •	1,000	999
6.766% due 10/25/2034 •	3,000	2,996

Soundview Home Loan Trust
5.524% due 06/25/2037 •	188	123
5.564% due 11/25/2036 •	448	134

Steele Creek CLO Ltd.
6.649% due 04/21/2031 •	892	893

Sycamore Tree CLO Ltd.
7.003% due 01/20/2037 •	1,800	1,802

Symphony CLO Ltd.
6.522% due 01/23/2032 •	1,000	1,000
6.677% due 07/23/2033 •	3,900	3,907
7.002% due 04/25/2034 •	1,800	1,807

TCW CLO Ltd.
6.922% due 01/16/2037 •	1,000	1,001

TIAA CLO Ltd.
6.726% due 01/16/2031 •	382	382

Trinitas CLO Ltd.
6.693% due 04/25/2033 •	1,750	1,756

Venture CLO Ltd.
6.779% due 10/22/2031 •	3,056	3,064
6.836% due 01/15/2032 •	2,000	2,004

Total Asset-Backed Securities (Cost $199,138)		196,457

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (c) 0.3%
		5,049

Total Short-Term Instruments (Cost $5,049)		5,049

Total Investments in Securities (Cost $2,206,487)		1,745,618

	SHARES
INVESTMENTS IN AFFILIATES 2.1%

SHORT-TERM INSTRUMENTS 2.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.1%

PIMCO Short-Term Floating NAV Portfolio III	3,918,552	38,116

Total Short-Term Instruments (Cost $38,117)		38,116

Total Investments in Affiliates (Cost $38,117)		38,116

Total Investments 100.0% (Cost $2,244,604)		$1,783,734

Financial Derivative Instruments (e) (0.1)% (Cost or Premiums, net $16,377)		(2,047)

Other Assets and Liabilities, net 0.1%		2,364

Net Assets 100.0%		$1,784,051

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	161

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio	(Cont.)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$5,049	U.S. Treasury Notes 5.000% due 09/30/2025	$(5,150)	$5,049	$5,050

Total Repurchase Agreements						$(5,150)	$5,049	$5,050

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	5.410%	02/02/2024	04/04/2024	$(16,362)	$(16,507)

Total Sale-Buyback Transactions					$(16,507)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.0)%
Uniform Mortgage-Backed Security, TBA	4.000%	05/01/2054	$17,000	$(15,674)	$(15,752)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2054	3,000	(2,862)	(2,858)

Total Short Sales (1.0)%				$(18,536)	$(18,610)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$5,050	$0	$0	$5,050	$(5,150)	$(100)

Master Securities Forward Transaction Agreement
UBS	0	0	(16,507)	(16,507)	16,359	(148)

Total Borrowings and Other Financing Transactions	$5,050	$0	$(16,507)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(16,507)	$0	$0	$(16,507)

Total Borrowings	$0	$(16,507)	$0	$0	$(16,507)

Payable for sale-buyback financing transactions					$(16,507)

162	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

(d)	Securities with an aggregate market value of $16,359 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(178,532) at a weighted average interest rate of 5.224%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(7) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2024	9,539	$1,056,891	$5,675	$0	$(745)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	5,689	652,013	4,635	89	0

				$10,310	$89	$(745)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	877	$(179,333)	$246	$178	$0
U.S. Treasury 5-Year Note June Futures	06/2024	1,338	(143,187)	(472)	157	0
U.S. Treasury Long-Term Bond June Futures	06/2024	2,354	(283,510)	(4,831)	0	(588)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	383	(49,407)	350	0	(180)

				$(4,707)	$335	$(768)

Total Futures Contracts				$5,603	$424	$(1,513)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-40 5-Year Index	1.000%	Quarterly	06/20/2028	$11,700	$119	$153	$272	$1	$0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	83,900	928	1,015	1,943	7	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	172,300	3,850	100	3,950	15	0

					$4,897	$1,268	$6,165	$23	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.849%	Annual	03/31/2030	$76,000	$0	$(1,030)	$(1,030)	$0	$(116)
Pay	1-Day USD-SOFR Compounded-OIS	3.857	Annual	03/31/2030	423,300	323	(5,868)	(5,545)	0	(643)
Receive	1-Day USD-SOFR Compounded-OIS	2.606	Semi-Annual	12/21/2047	40,000	(14)	8,575	8,561	0	(50)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052	53,000	10,095	7,906	18,001	0	(82)
Receive(4)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054	44,000	1,076	(451)	625	0	(90)

						$11,480	$9,132	$20,612	$0	$(981)

Total Swap Agreements						$16,377	$10,400	$26,777	$23	$(981)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	163

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$424	$23	$447	$0	$(1,513)	$(981)	$(2,494)

(f)

Securities with an aggregate market value of $51,295 and cash of $2,194 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$424	$424
Swap Agreements	0	23	0	0	0	23

	$0	$23	$0	$0	$424	$447

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,513	$1,513
Swap Agreements	0	0	0	0	981	981

	$0	$0	$0	$0	$2,494	$2,494

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,168	$4,168
Swap Agreements	0	16,782	0	0	(25,216)	(8,434)

	$0	$16,782	$0	$0	$(21,048)	$(4,266)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(23,591)	$(23,591)
Swap Agreements	0	1,268	0	0	9,292	10,560

	$0	$1,268	$0	$0	$(14,299)	$(13,031)

164	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
U.S. Government Agencies	$0	$70,048	$0	$70,048
U.S. Treasury Obligations	0	1,432,313	0	1,432,313
Non-Agency Mortgage-Backed Securities	0	41,274	477	41,751
Asset-Backed Securities	0	196,381	76	196,457
Short-Term Instruments
Repurchase Agreements	0	5,049	0	5,049

	$0	$1,745,065	$553	$1,745,618

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$38,116	$0	$0	$38,116

Total Investments	$38,116	$1,745,065	$553	$1,783,734

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(18,610)	$0	$(18,610)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$447	$0	$447

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(2,494)	$0	$(2,494)

Total Financial Derivative Instruments	$0	$(2,047)	$0	$(2,047)

Totals	$38,116	$1,724,408	$553	$1,763,077

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	165

Consolidated Schedule of Investments	PIMCO International Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.9%

CANADA 1.2%

SOVEREIGN ISSUES 1.2%

Province of Quebec
6.250% due 06/01/2032	CAD	8,000	$6,788

Total Canada (Cost $6,652)			6,788

DENMARK 3.0%

CORPORATE BONDS & NOTES 3.0%

Nykredit Realkredit AS
1.000% due 04/01/2025	DKK	41,400	5,853

Realkredit Danmark AS
1.000% due 01/01/2025		31,900	4,532
1.000% due 04/01/2025		46,900	6,631

Total Denmark (Cost $17,021)			17,016

UNITED KINGDOM 4.4%

SOVEREIGN ISSUES 4.4%

United Kingdom Gilt
4.375% due 07/31/2054	GBP	20,400	25,575

Total United Kingdom (Cost $25,753)			25,575

UNITED STATES 2.3%

ASSET-BACKED SECURITIES 0.6%

ABFC Trust
6.144% due 06/25/2034 •		$231	224

Amortizing Residential Collateral Trust
6.144% due 10/25/2031 •		95	92

Argent Securities Trust
5.624% due 07/25/2036 •		1,198	313

Asset-Backed Securities Corp. Home Equity Loan Trust
5.524% due 05/25/2037 •		34	24

Bear Stearns Asset-Backed Securities Trust
6.104% due 10/25/2032 «•		1	1

Countrywide Asset-Backed Certificates Trust
6.184% due 05/25/2032 «•		13	13

Credit Suisse First Boston Mortgage Securities Corp.
5.233% due 01/25/2032 •		36	35

Credit-Based Asset Servicing & Securitization Trust
3.422% due 01/25/2037 •		251	78
5.564% due 11/25/2036 •		28	13

Home Equity Asset Trust
6.044% due 11/25/2032 «•		1	1

HSI Asset Securitization Corp. Trust
5.544% due 10/25/2036 •		21	8

Long Beach Mortgage Loan Trust
6.004% due 10/25/2034 •		28	27

Merrill Lynch Mortgage Investors Trust
5.604% due 09/25/2037 •		22	5

Morgan Stanley ABS Capital, Inc. Trust
5.504% due 05/25/2037 •		38	33
5.544% due 11/25/2036 •		5,459	2,726

Soundview Home Loan Trust
5.564% due 11/25/2036 •		224	67

Structured Asset Securities Corp. Mortgage Loan Trust
6.940% due 04/25/2035 •		2	2

Washington Mutual Asset-Backed Certificates Trust
4.485% due 10/25/2036 •		22	8

			3,670

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.5%

Bear Stearns ALT-A Trust
4.334% due 08/25/2036 ~		19	12
4.998% due 01/25/2036 ~		243	224

Citigroup Mortgage Loan Trust
5.318% due 08/25/2035 ~		7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
5.623% due 02/20/2047 •	$2,676	$2,050
5.704% due 12/25/2035 •	23	20
5.764% due 02/25/2047 •	55	51
5.863% due 03/20/2046 •	216	178
6.004% due 12/25/2035 •	146	128
6.004% due 02/25/2037 •	69	55
6.044% due 08/25/2035 •	175	160
6.044% due 12/25/2035 •	600	448
6.144% due 09/25/2035 •	594	526

Countrywide Home Loan Mortgage Pass-Through Trust
5.904% due 05/25/2035 •	73	61
6.024% due 03/25/2035 •	266	220
6.024% due 04/25/2035 «•	2	2
6.044% due 03/25/2035 •	29	18
6.084% due 03/25/2035 •	1,517	1,301
6.104% due 02/25/2035 •	5	5
6.204% due 09/25/2034 «•	3	3

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033 «	2	2

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.544% due 10/25/2036 «•	1	1

Downey Savings & Loan Association Mortgage Loan Trust
5.861% due 03/19/2045 •	109	103
5.954% due 08/19/2045 •	78	65
6.101% due 09/19/2045 •	976	534

GreenPoint Mortgage Funding Trust
5.904% due 06/25/2045 •	701	505

HarborView Mortgage Loan Trust
5.921% due 06/19/2035 •	101	96
5.921% due 01/19/2036 •	10	10
5.921% due 03/19/2036 •	701	643
5.941% due 01/19/2036 •	1,192	726
6.061% due 11/19/2035 •	65	44
6.101% due 09/19/2035 •	8	5
6.123% due 06/20/2035 •	31	29

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.681% due 10/25/2035 ~	10	9

Residential Accredit Loans, Inc. Trust
5.654% due 04/25/2046 •	117	31

Sequoia Mortgage Trust
6.141% due 10/19/2026 «•	2	2
6.143% due 07/20/2033 •	196	190
6.423% due 10/20/2034 «•	108	96

Structured Asset Mortgage Investments Trust
6.021% due 07/19/2034 «•	1	1

Thornburg Mortgage Securities Trust
5.984% due 03/25/2044 «•	27	25

WaMu Mortgage Pass-Through Certificates Trust
4.397% due 02/27/2034 •	2	2
4.399% due 12/25/2046 •	53	45
6.024% due 10/25/2045 •	8	7
6.064% due 01/25/2045 •	4	4
6.084% due 01/25/2045 •	5	5
6.084% due 07/25/2045 •	5	4
6.289% due 11/25/2042 •	1	1
6.489% due 08/25/2042 •	3	3
6.589% due 10/25/2046 •	16	14
6.589% due 11/25/2046 •	207	179

		8,850

U.S. GOVERNMENT AGENCIES 0.2%

Fannie Mae
5.556% due 03/25/2034 •	1	1
5.608% due 12/01/2034 •	2	2
5.785% due 09/25/2042 •	14	14
6.000% due 07/25/2044	7	8
6.394% due 11/01/2034 •	6	6
6.633% due 12/01/2030 •	1	1

Freddie Mac
5.594% due 09/25/2035 •	527	504
5.693% due 10/01/2036 •	9	9
5.715% due 09/25/2031 •	7	8
6.289% due 10/25/2044 - 02/25/2045 •	40	37

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.489% due 07/25/2044 •		$8	$7
6.500% due 07/15/2028		47	48

Ginnie Mae
3.625% (H15T1Y + 1.500%) due 02/20/2025 - 09/20/2025 ~		5	5
3.750% (H15T1Y + 1.500%) due 10/20/2024 ~		1	1
3.875% (H15T1Y + 1.500%) due 04/20/2026 - 05/20/2026 ~		5	5
4.000% (H15T1Y + 1.500%) due 09/20/2024 ~		2	2
4.000% due 11/20/2024 - 06/20/2030 •		107	105
6.000% due 08/20/2034		156	158

U.S. Small Business Administration
4.625% due 02/01/2025		1	1
5.090% due 10/01/2025		1	1

			923

Total United States (Cost $19,994)			13,443

SHORT-TERM INSTRUMENTS 109.0%

REPURCHASE AGREEMENTS (d) 102.1%
			586,359

JAPAN TREASURY BILLS 6.2%
(0.107)% due 06/10/2024 (b)(c)	JPY	5,390,000	35,606

U.S. TREASURY BILLS 0.7%
5.369% due 04/30/2024 - 06/06/2024 (a)(b)(f)(h)		$3,972	3,954

Total Short-Term Instruments (Cost $626,220)			625,919

Total Investments in Securities (Cost $695,640)			688,741

		SHARES
INVESTMENTS IN AFFILIATES 16.3%

SHORT-TERM INSTRUMENTS 16.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.3%

PIMCO Short-Term Floating NAV Portfolio III		9,610,641	93,483

Total Short-Term Instruments (Cost $93,491)			93,483

Total Investments in Affiliates (Cost $93,491)			93,483

Total Investments 136.2% (Cost $789,131)			$782,224

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $(7,154))			360

Other Assets and Liabilities, net (36.2)%			(208,207)

Net Assets 100.0%			$574,377

166	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.400%	03/28/2024	04/01/2024	$261,000	U.S. Treasury Floating Rate Notes 5.500% - 5.501% due 01/31/2025	$(266,612)	$261,000	$261,156
	5.420	04/01/2024	04/02/2024	220,700	U.S. Treasury Notes 0.250% due 07/31/2025	(225,142)	220,700	220,700
BPS	5.400	04/01/2024	04/02/2024	100	U.S. Treasury Notes 1.625% due 05/15/2031	(102)	100	100
	5.440	03/28/2024	04/01/2024	6,400	Ginnie Mae 5.500% due 10/20/2052	(6,614)	6,400	6,404
	5.450	04/01/2024	04/02/2024	39,300	U.S. Treasury Notes 2.625% due 02/15/2029	(40,107)	39,300	39,300
DEU	5.420	04/01/2024	04/02/2024	100	U.S. Treasury Bonds 2.000% due 11/15/2041	(103)	100	100
FICC	2.600	03/28/2024	04/01/2024	591	U.S. Treasury Notes 5.000% due 09/30/2025	(603)	591	591
JPS	5.420	03/28/2024	04/01/2024	57,500	U.S. Treasury Notes 4.500% due 11/15/2033	(58,760)	57,500	57,535
	5.430	03/28/2024	04/01/2024	100	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(103)	100	100
SSB	2.600	03/28/2024	04/01/2024	568	U.S. Treasury Notes 1.750% due 11/15/2029(2)	(579)	568	568

Total Repurchase Agreements						$(598,725)	$586,359	$586,554

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$481,856	$0	$0	$481,856	$(491,754)	$(9,898)
BPS	45,804	0	0	45,804	(46,823)	(1,019)
DEU	100	0	0	100	(103)	(3)
FICC	591	0	0	591	(603)	(12)
JPS	57,635	0	0	57,635	(58,863)	(1,228)
SSB	568	0	0	568	(579)	(11)

Total Borrowings and Other Financing Transactions	$586,554	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	167

Consolidated Schedule of Investments	PIMCO International Portfolio	(Cont.)

(e) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Canada Government 10-Year Bond June Futures	06/2024	989	$	87,864	$473	$0	$(15)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund June Futures	06/2024	732	$	(105,333)	$(1,154)	$0	$(498)
Japan Government 10-Year Bond June Futures	06/2024	143		(137,606)	(36)	198	(132)
United Kingdom Long Gilt June Futures	06/2024	363		(45,789)	(12)	0	(215)

					$(1,202)	$198	$(845)

Total Futures Contracts					$(729)	$198	$(860)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.550%	Annual	09/14/2028	JPY	4,610,000	$146	$57	$203	$21	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.850	Annual	09/20/2033		4,420,000	97	(349)	(252)	0	(58)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		1,000,000	72	240	312	0	(18)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		13,613,900	4,250	6,585	10,835	0	(302)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		6,450,000	313	5,970	6,283	0	(220)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.200	Annual	09/20/2053		1,630,000	971	(356)	615	0	(59)
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027	NZD	132,500	(999)	(32)	(1,031)	42	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	50,600	(941)	1,788	847	183	0
Pay(1)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033		300	(3)	5	2	1	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	03/20/2034		25,400	(412)	829	417	99	0
Pay	6-Month EUR-EURIBOR	1.580	Annual	05/24/2024	EUR	535,500	(4,326)	1,419	(2,907)	0	(185)
Pay(1)	6-Month EUR-EURIBOR	3.000	Annual	09/18/2026		109,600	710	(217)	493	21	0
Pay(1)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029		26,200	337	(13)	324	85	0
Pay(1)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		185,700	3,937	280	4,217	1,064	0
Receive(1)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		118,000	(5,565)	(465)	(6,030)	0	(1,414)
Pay	CAONREPO Index	4.000	Semi-Annual	06/21/2025	CAD	340,000	(4,322)	2,010	(2,312)	0	(164)
Pay	CAONREPO Index	4.750	Semi-Annual	07/14/2025		466,000	(278)	1,158	880	0	(193)
Receive	CAONREPO Index	3.500	Semi-Annual	06/01/2032		82,700	(666)	520	(146)	88	0
Receive	CAONREPO Index	3.750	Semi-Annual	12/20/2033		36,700	(475)	(20)	(495)	49	0

Total Swap Agreements							$(7,154)	$19,409	$12,255	$1,653	$(2,613)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$198	$1,653	$1,851	$0	$(860)	$(2,613)	$(3,473)

168	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

(f)	Securities with an aggregate market value of $1,235 and cash of $22,209 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	AUD	296		$194	$1	$0
	04/2024	NZD	5,198		3,202	97	0
	04/2024		$9,468	AUD	14,440	0	(59)
	05/2024		194		296	0	(1)

BOA	04/2024	AUD	415		$272	1	0
	04/2024	DKK	1,603		233	1	0
	04/2024	GBP	10,768		13,768	178	0
	04/2024		$3,616	DKK	25,000	0	0
	04/2024		64,233	EUR	59,161	0	(407)
	04/2024		3,198	JPY	483,216	0	(6)
	05/2024	EUR	58,224		$63,291	403	0
	05/2024	JPY	481,019		3,198	6	0
	05/2024		$272	AUD	415	0	(1)
	05/2024		4,768	DKK	32,695	0	(32)
	04/2025	DKK	25,000		$3,686	0	(3)

BPS	04/2024	AUD	35,182		22,955	28	0
	04/2024	GBP	58,235		73,855	354	0
	04/2024		$359	AUD	552	1	0
	04/2024		12,582	GBP	9,940	0	(37)
	05/2024	GBP	9,940		$12,584	37	0
	05/2024		$6,054	DKK	41,626	0	(24)

BRC	06/2024	JPY	3,375,351		$23,162	604	0

CBK	04/2024	CNH	54,378		7,502	11	0
	04/2024		$660	AUD	993	0	(13)
	04/2024		15,413	CAD	20,945	50	0

DUB	04/2024	EUR	60,662		$65,934	489	0

FAR	04/2024		$4,561	JPY	689,646	0	(5)
	05/2024	JPY	686,517		$4,561	5	0

JPM	04/2024	CAD	25,960		19,240	74	0
	04/2024	GBP	11,196		13,995	0	(136)
	04/2024	JPY	79,677		531	5	0
	04/2024		$1,631	EUR	1,501	0	(12)
	06/2024		0	MXN	7	0	0
	01/2025	DKK	25,400		$3,753	24	0
	04/2025		10,000		1,473	0	(3)

MBC	04/2024	AUD	70,287		45,723	4	(83)
	04/2024	JPY	471,034		3,143	31	0
	04/2024		$3,890	AUD	5,989	13	0
	04/2024		3,038	CAD	4,121	5	0
	04/2024		7,720	DKK	53,300	0	(11)
	04/2024		88,741	GBP	70,258	0	(65)
	05/2024	CAD	4,119		$3,038	0	(5)
	05/2024	DKK	75,655		10,971	12	0
	05/2024	GBP	70,259		88,756	65	0
	06/2024	JPY	5,390,000		36,403	417	0
	01/2025	DKK	6,500		954	0	0
	04/2025		53,300		7,868	4	(2)

RBC	04/2024		191		28	0	0
	04/2024	MXN	7		0	0	0

RYL	04/2024		$579	NZD	940	0	(18)
	06/2024	TWD	238,290		$7,500	26	0

SCX	04/2024	DKK	2,049		299	3	0
	04/2024		$649	CAD	880	1	0
	04/2024		2,557	NZD	4,258	0	(13)
	05/2024	NZD	4,258		$2,557	13	0

SSB	05/2024	MXN	4,951		291	0	(4)
	06/2024	JPY	2,014,649		13,818	354	0
	06/2024		$7,500	INR	626,466	0	(5)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	169

Consolidated Schedule of Investments	PIMCO International Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
TOR	04/2024	JPY	624,102		$4,176	$53	$0
	04/2024		$76,964	AUD	117,428	0	(442)
	05/2024		232		354	0	0

UAG	04/2024	AUD	32,867		$21,482	64	0
	05/2024		$21,500	AUD	32,867	0	(65)

Total Forward Foreign Currency Contracts						$3,434	$(1,452)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
AZD	$98	$0	$0	$98	$(60)	$0	$0	$(60)	$38	$0	$38
BOA	589	0	0	589	(449)	0	0	(449)	140	0	140
BPS	420	0	0	420	(61)	0	0	(61)	359	(190)	169
BRC	604	0	0	604	0	0	0	0	604	(390)	214
CBK	61	0	0	61	(13)	0	0	(13)	48	0	48
DUB	489	0	0	489	0	0	0	0	489	(310)	179
FAR	5	0	0	5	(5)	0	0	(5)	0	0	0
JPM	103	0	0	103	(151)	0	0	(151)	(48)	0	(48)
MBC	551	0	0	551	(166)	0	0	(166)	385	(235)	150
RYL	26	0	0	26	(18)	0	0	(18)	8	0	8
SCX	17	0	0	17	(13)	0	0	(13)	4	0	4
SSB	354	0	0	354	(9)	0	0	(9)	345	(290)	55
TOR	53	0	0	53	(442)	0	0	(442)	(389)	330	(59)
UAG	64	0	0	64	(65)	0	0	(65)	(1)	0	(1)

Total Over the Counter	$3,434	$0	$0	$3,434	$(1,452)	$0	$0	$(1,452)

(h)

Securities with an aggregate market value of $496 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$198	$198
Swap Agreements	0	0	0	0	1,653	1,653

	$0	$0	$0	$0	$1,851	$1,851

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,434	$0	$3,434

	$0	$0	$0	$3,434	$1,851	$5,285

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$860	$860
Swap Agreements	0	0	0	0	2,613	2,613

	$0	$0	$0	$0	$3,473	$3,473

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,452	$0	$1,452

	$0	$0	$0	$1,452	$3,473	$4,925

170	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4,975)	$(4,975)
Swap Agreements	0	0	0	0	(13,465)	(13,465)

	$0	$0	$0	$0	$(18,440)	$(18,440)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,423)	$0	$(16,423)

	$0	$0	$0	$(16,423)	$(18,440)	$(34,863)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12,289	$12,289
Swap Agreements	0	0	0	0	17,708	17,708

	$0	$0	$0	$0	$29,997	$29,997

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,983	$0	$3,983

	$0	$0	$0	$3,983	$29,997	$33,980

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Canada
Sovereign Issues	$0	$6,788	$0	$6,788
Denmark
Corporate Bonds & Notes	0	17,016	0	17,016
United Kingdom
Sovereign Issues	0	25,575	0	25,575
United States
Asset-Backed Securities	0	3,655	15	3,670
Non-Agency Mortgage-Backed Securities	0	8,718	132	8,850
U.S. Government Agencies	0	923	0	923
Short-Term Instruments
Repurchase Agreements	0	586,359	0	586,359
Japan Treasury Bills	0	35,606	0	35,606
U.S. Treasury Bills	0	3,954	0	3,954

	$0	$688,594	$147	$688,741

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$93,483	$0	$0	$93,483

Total Investments	$93,483	$688,594	$147	$782,224

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$198	$1,653	$0	$1,851
Over the counter	0	3,434	0	3,434

	$198	$5,087	$0	$5,285

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(860)	(2,613)	0	(3,473)
Over the counter	0	(1,452)	0	(1,452)

	$(860)	$(4,065)	$0	$(4,925)

Total Financial Derivative Instruments	$(662)	$1,022	$0	$360

Totals	$92,821	$689,616	$147	$782,584

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	171

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.8%

CORPORATE BONDS & NOTES 52.0%

BANKING & FINANCE 33.0%

AerCap Ireland Capital DAC
1.650% due 10/29/2024		$2,310	$2,254
2.875% due 08/14/2024		31,656	31,295
3.500% due 01/15/2025		200	197

Ally Financial, Inc.
3.875% due 05/21/2024		2,864	2,856
4.625% due 03/30/2025		33,211	32,821
5.125% due 09/30/2024		10,000	9,959

American Express Co.
6.072% (SOFRINDX + 0.720%) due 05/03/2024 ~		4,960	4,962

American Honda Finance Corp.
5.904% due 02/12/2025 •		3,065	3,071
6.018% due 01/10/2025 •		41,700	41,800
6.130% (SOFRINDX + 0.780%) due 04/23/2025 ~		5,500	5,522
6.143% (SOFRINDX + 0.790%) due 10/03/2025 ~		1,110	1,115

American Tower Corp.
2.950% due 01/15/2025		22,089	21,624

Athene Global Funding
0.914% due 08/19/2024		1,660	1,629
1.716% due 01/07/2025		8,630	8,368
2.500% due 01/14/2025		4,702	4,586
2.750% due 06/25/2024		580	576
6.057% (SOFRINDX + 0.700%) due 05/24/2024 ~		49,855	49,882

Avolon Holdings Funding Ltd.
3.950% due 07/01/2024		1,775	1,765

Banco Santander SA
3.892% due 05/24/2024		18,600	18,556
5.742% due 06/30/2024 •		20,000	19,988

Bank of America Corp.
0.976% due 04/22/2025 •		15,000	14,956
2.932% due 04/25/2025 •	CAD	5,900	4,349
3.093% due 10/01/2025 •		$11,000	10,856
3.841% due 04/25/2025 •		5,837	5,829
5.773% (SOFRRATE + 0.410%) due 06/14/2024 ~		2,463	2,463
6.304% (TSFR3M + 1.032%) due 02/05/2026 ~		12,026	12,075

Bank of Nova Scotia
5.731% (SOFRRATE + 0.380%) due 07/31/2024 ~		1,540	1,540
5.794% (SOFRINDX + 0.445%) due 04/15/2024 ~		5,000	5,001

Banque Federative du Credit Mutuel SA
5.896% due 07/13/2026		7,700	7,805
6.480% (SOFRRATE + 1.130%) due 01/23/2027 ~		3,700	3,734

Barclays PLC
3.650% due 03/16/2025		30,612	30,035
3.932% due 05/07/2025 •		20,972	20,930
4.375% due 01/12/2026		1,100	1,080

BNP Paribas SA
3.375% due 01/09/2025		3,195	3,143

BPCE SA
2.375% due 01/14/2025		22,500	21,911
4.000% due 04/15/2024		17,763	17,751
5.919% (SOFRRATE + 0.570%) due 01/14/2025 ~		3,000	3,005
6.323% (SOFRRATE + 0.960%) due 09/25/2025 ~		8,444	8,508

Brighthouse Financial Global Funding
6.109% (SOFRRATE + 0.760%) due 04/12/2024 ~		1,686	1,686

Brixmor Operating Partnership LP
3.650% due 06/15/2024		14,900	14,819

Brookfield Finance, Inc.
4.000% due 04/01/2024		3,048	3,048

Cantor Fitzgerald LP
4.875% due 05/01/2024		21,834	21,812

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charles Schwab Corp.
6.409% (SOFRINDX + 1.050%) due 03/03/2027 ~	$500	$502

Citigroup, Inc.
3.352% due 04/24/2025 •	6,000	5,990
6.021% (SOFRRATE + 0.669%) due 05/01/2025 ~	14,347	14,353
6.038% (SOFRRATE + 0.686%) due 10/30/2024 ~	37,979	38,028

Cooperatieve Rabobank UA
1.980% due 12/15/2027 •	4,100	3,739
6.058% (SOFRINDX + 0.710%) due 01/09/2026 ~	41,500	41,722
6.071% (SOFRINDX + 0.710%) due 03/05/2027 ~	5,800	5,810

Corebridge Global Funding
5.750% due 07/02/2026	8,000	8,013

Credit Suisse AG
3.625% due 09/09/2024	5,750	5,697
4.750% due 08/09/2024	10,205	10,169

Crown Castle, Inc.
3.200% due 09/01/2024	12,915	12,785

Danske Bank AS
0.976% due 09/10/2025 •	3,996	3,907
1.621% due 09/11/2026 •	7,500	7,064

DBS Group Holdings Ltd.
5.655% (SOFRINDX + 0.300%) due 11/22/2024 ~	2,000	2,001

Deutsche Bank AG
0.898% due 05/28/2024	28,499	28,290
1.447% due 04/01/2025 •	2,200	2,200
3.700% due 05/30/2024	20,054	19,973
3.961% due 11/26/2025 •	1,177	1,161

Federation des Caisses Desjardins du Quebec
2.050% due 02/10/2025	1,600	1,554
5.785% (SOFRRATE + 0.430%) due 05/21/2024 ~	500	500

Ford Motor Credit Co. LLC
2.300% due 02/10/2025	11,800	11,446
3.664% due 09/08/2024	715	708
4.063% due 11/01/2024	12,554	12,426
4.134% due 08/04/2025	11,876	11,612
4.389% due 01/08/2026	2,650	2,586
4.687% due 06/09/2025	5,016	4,951
5.125% due 06/16/2025	17,625	17,472
6.950% due 03/06/2026	4,046	4,125

GA Global Funding Trust
0.800% due 09/13/2024	9,750	9,541
1.000% due 04/08/2024	27,620	27,593
3.850% due 04/11/2025	7,375	7,239
5.862% (SOFRRATE + 0.500%) due 09/13/2024 ~	7,430	7,433

General Motors Financial Co., Inc.
2.750% due 06/20/2025	583	564
2.900% due 02/26/2025	27,000	26,346
3.950% due 04/13/2024	26,110	26,088
6.647% (SOFRINDX + 1.300%) due 04/07/2025 ~	1,672	1,684

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •	13,123	12,966
5.700% due 11/01/2024	9,900	9,906
5.836% (SOFRRATE + 0.486%) due 10/21/2024 ~	13,000	13,009
5.840% (SOFRRATE + 0.490%) due 10/21/2024 ~	2,000	2,000
5.866% (SOFRRATE + 0.505%) due 09/10/2024 ~	5,350	5,353
6.739% (TSFR3M + 1.432%) due 05/15/2026 ~	18,455	18,622

HSBC Holdings PLC
0.976% due 05/24/2025 •	11,300	11,213
2.999% due 03/10/2026 •	7,151	6,968
6.790% (SOFRRATE + 1.430%) due 03/10/2026 ~	2,500	2,515
6.962% (TSFR3M + 1.642%) due 09/12/2026 ~	5,000	5,054

ING Groep NV
3.550% due 04/09/2024	3,125	3,124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.869% due 03/28/2026 •		$23,608	$23,194
7.006% (SOFRINDX + 1.640%) due 03/28/2026 ~		13,000	13,133

Jackson National Life Global Funding
1.750% due 01/12/2025		8,000	7,761
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~		12,558	12,582

JPMorgan Chase & Co.
0.969% due 06/23/2025 •		2,350	2,323
2.301% due 10/15/2025 •		2,767	2,719
5.546% due 12/15/2025 •		43,000	42,981
5.961% (SOFRRATE + 0.600%) due 12/10/2025 ~		2,767	2,770
6.277% (SOFRRATE + 0.920%) due 02/24/2026 ~		1,000	1,005
6.332% (SOFRRATE + 0.970%) due 06/14/2025 ~		9,050	9,066
6.672% (SOFRRATE + 1.320%) due 04/26/2026 ~		1,500	1,514

LeasePlan Corp. NV
2.875% due 10/24/2024		1,500	1,476

Lloyds Banking Group PLC
2.438% due 02/05/2026 •		15,000	14,586
3.870% due 07/09/2025 •		25,199	25,069
6.932% (SOFRINDX + 1.580%) due 01/05/2028 ~		6,600	6,673

LSEGA Financing PLC
0.650% due 04/06/2024		1,800	1,799

Mitsubishi UFJ Financial Group, Inc.
0.953% due 07/19/2025 •		14,300	14,089
5.063% due 09/12/2025 •		5,220	5,203
5.594% (BBSW3M + 1.250%) due 10/01/2024 ~	AUD	3,900	2,547
6.295% (SOFRRATE + 0.940%) due 02/20/2026 ~		$1,475	1,479
6.746% (SOFRRATE + 1.385%) due 09/12/2025 ~		8,600	8,640
6.789% (SOFRRATE + 1.440%) due 04/17/2026 ~		1,400	1,411
7.000% (SOFRRATE + 1.650%) due 07/18/2025 ~		12,600	12,650

Morgan Stanley
0.790% due 05/30/2025 •		4,000	3,963
2.720% due 07/22/2025 •		27,568	27,291
3.620% due 04/17/2025 •		5,000	4,994
5.860% (SOFRRATE + 0.509%) due 01/22/2025 ~		18,400	18,413
6.514% (SOFRRATE + 1.165%) due 04/17/2025 ~		700	700

Morgan Stanley Bank NA
6.130% (SOFRRATE + 0.780%) due 07/16/2025 ~		2,305	2,317

MUFG Bank Ltd.
4.831% (BBSW3M + 0.480%) due 09/26/2024 ~	AUD	19,500	12,714

NatWest Markets PLC
0.800% due 08/12/2024		$5,883	5,780
6.814% (SOFRRATE + 1.450%) due 03/22/2025 ~		1,600	1,615

New York Life Global Funding
5.929% due 01/16/2026 •		12,300	12,339

Nomura Holdings, Inc.
2.648% due 01/16/2025		53,956	52,696

Nuveen Finance LLC
4.125% due 11/01/2024		4,400	4,362

Nykredit Realkredit AS
1.000% due 04/01/2025	DKK	307,800	43,514
2.000% due 01/01/2025		67,700	9,692

ORIX Corp.
3.250% due 12/04/2024		$800	788

Protective Life Global Funding
0.781% due 07/05/2024		8,000	7,902

Public Storage Operating Co.
5.951% (SOFRINDX + 0.600%) due 07/25/2025 ~		4,400	4,414

Realkredit Danmark AS
1.000% due 01/01/2025	DKK	88,200	12,527

172	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Canada
6.300% (SOFRINDX + 0.950%) due 01/19/2027 ~		$7,600	$7,662

Santander U.K. PLC
2.875% due 06/18/2024		3,500	3,479

Skandinaviska Enskilda Banken AB
6.251% (SOFRRATE + 0.890%) due 03/05/2027 ~		18,866	18,915

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024		11,065	11,054

Societe Generale SA
2.226% due 01/21/2026 •		27,000	26,180
2.625% due 10/16/2024		13,900	13,663
2.625% due 01/22/2025		9,452	9,213
4.351% due 06/13/2025		1,100	1,087
6.400% (SOFRRATE + 1.050%) due 01/21/2026 ~		150	150

Standard Chartered PLC
6.287% (SOFRRATE + 0.930%) due 11/23/2025 ~		16,900	16,901

Sumitomo Mitsui Financial Group, Inc.
5.601% (BBSW3M + 1.250%) due 10/16/2024 ~	AUD	17,800	11,628
6.228% (SOFRRATE + 0.880%) due 01/14/2027 ~		$20,400	20,425
6.778% (SOFRRATE + 1.430%) due 01/13/2026 ~		7,860	7,973

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/16/2024		700	685
2.550% due 03/10/2025		3,194	3,111
5.650% due 09/14/2026		4,892	4,941
5.795% (SOFRRATE + 0.440%) due 09/16/2024 ~		700	701
5.802% (SOFRRATE + 0.440%) due 09/16/2024 ~		9,460	9,467

Swedbank AB
5.337% due 09/20/2027		9,955	9,945
6.136% due 09/12/2026		14,400	14,664
6.259% (SOFRINDX + 0.910%) due 04/04/2025 ~		4,600	4,621

Toronto-Dominion Bank
3.226% due 07/24/2024	CAD	200	147

UBS AG
4.836% (BBSW3M + 0.500%) due 02/26/2026 ~	AUD	2,000	1,295
5.214% (BBSW3M + 0.870%) due 07/30/2025 ~		15,200	9,887

UBS Group AG
2.593% due 09/11/2025 •		$4,500	4,436
5.711% due 01/12/2027 •		1,500	1,505
6.934% (SOFRRATE + 1.580%) due 05/12/2026 ~		25,000	25,226

Ventas Realty LP
3.500% due 02/01/2025		2,300	2,255
3.750% due 05/01/2024		1,243	1,241

Wells Fargo & Co.
0.805% due 05/19/2025 •		300	298
2.164% due 02/11/2026 •		33,500	32,505
2.406% due 10/30/2025 •		34,963	34,302

Weyerhaeuser Co.
4.750% due 05/15/2026		24,200	23,985

			1,729,402

INDUSTRIALS 14.6%

Arrow Electronics, Inc.
3.250% due 09/08/2024		2,000	1,978
4.000% due 04/01/2025		7,000	6,885

Ausgrid Finance Pty. Ltd.
3.750% due 10/30/2024	AUD	9,320	6,030

BAT Capital Corp.
2.789% due 09/06/2024		$12,800	12,640
3.222% due 08/15/2024		48,772	48,298

Baxter International, Inc.
1.322% due 11/29/2024		11,261	10,941
5.797% (SOFRINDX + 0.440%) due 11/29/2024 ~		9,270	9,270

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayer U.S. Finance LLC
3.375% due 07/15/2024	$11,510	$11,413
3.375% due 10/08/2024	3,200	3,155
4.250% due 12/15/2025	11,000	10,729

Becton Dickinson & Co.
3.363% due 06/06/2024	2,422	2,411

Berry Global, Inc.
4.875% due 07/15/2026	6,283	6,162

Boeing Co.
4.875% due 05/01/2025	12,379	12,243

Broadcom, Inc.
3.625% due 10/15/2024	6,318	6,249

Carrier Global Corp.
2.242% due 02/15/2025	24,005	23,289

Conagra Brands, Inc.
4.300% due 05/01/2024	7,825	7,816

Cox Communications, Inc.
3.150% due 08/15/2024	1,691	1,674
3.850% due 02/01/2025	2,500	2,461

Daimler Truck Finance North America LLC
6.105% (SOFRRATE + 0.750%) due 12/13/2024 ~	270	271
6.111% (SOFRRATE + 0.750%) due 12/13/2024 ~	4,040	4,055
6.348% (SOFRRATE + 1.000%) due 04/05/2024 ~	1,670	1,670

Dell International LLC
4.000% due 07/15/2024	7,000	6,966

Discovery Communications LLC
3.450% due 03/15/2025	1,010	989
3.900% due 11/15/2024	1,680	1,660

DR Horton, Inc.
1.300% due 10/15/2026	6,000	5,463

Energy Transfer LP
3.900% due 05/15/2024	3,500	3,492
4.050% due 03/15/2025	500	493
4.500% due 04/15/2024	46,166	46,141
5.750% due 04/01/2025	1,000	1,000

ERAC USA Finance LLC
3.850% due 11/15/2024	1,000	989

Fiserv, Inc.
2.750% due 07/01/2024	2,670	2,650

FOX Corp.
3.050% due 04/07/2025	527	514

Gilead Sciences, Inc.
1.200% due 10/01/2027	2,000	1,772

Global Payments, Inc.
1.500% due 11/15/2024	8,156	7,950

Haleon U.K. Capital PLC
3.125% due 03/24/2025	40,590	39,640

HCA, Inc.
5.250% due 04/15/2025	3,613	3,599
5.375% due 02/01/2025	12,896	12,862

Hewlett Packard Enterprise Co.
1.450% due 04/01/2024	1,468	1,468

Humana, Inc.
1.350% due 02/03/2027	4,000	3,604

Hyundai Capital America
0.875% due 06/14/2024	132	131
1.000% due 09/17/2024	34,226	33,488
3.400% due 06/20/2024	343	341
5.800% due 06/26/2025	3,786	3,796
6.847% (SOFRRATE + 1.500%) due 01/08/2027 ~	10,400	10,547

Imperial Brands Finance PLC
3.125% due 07/26/2024	15,150	15,020
3.500% due 07/26/2026	5,200	4,964
4.250% due 07/21/2025	5,500	5,402

JDE Peet’s NV
0.800% due 09/24/2024	3,000	2,926

Kinder Morgan Energy Partners LP
4.250% due 09/01/2024	265	263

KLA Corp.
4.650% due 11/01/2024	320	318

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mercedes-Benz Finance North America LLC
6.016% (SOFRRATE + 0.670%) due 01/09/2026 ~		$28,500	$28,620

Microchip Technology, Inc.
0.983% due 09/01/2024		12,955	12,693

Mitsubishi Corp.
2.500% due 07/09/2024		4,400	4,361

Panasonic Holdings Corp.
2.679% due 07/19/2024		1,000	991

Penske Truck Leasing Co. LP
3.450% due 07/01/2024		19,952	19,831

Philip Morris International, Inc.
2.875% due 05/01/2024		7,000	6,985

QatarEnergy
1.375% due 09/12/2026		3,900	3,580

Reckitt Benckiser Treasury Services PLC
2.750% due 06/26/2024		1,375	1,366

Renesas Electronics Corp.
1.543% due 11/26/2024		3,141	3,049

Revvity, Inc.
0.850% due 09/15/2024		8,971	8,764

Reynolds American, Inc.
4.450% due 06/12/2025		856	845

Rogers Communications, Inc.
2.950% due 03/15/2025		46,676	45,510

Sabine Pass Liquefaction LLC
5.625% due 03/01/2025		53,610	53,577
5.750% due 05/15/2024		1,531	1,531

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		750	746

Sydney Airport Finance Co. Pty. Ltd.
3.375% due 04/30/2025		18,623	18,177
3.625% due 04/28/2026		31,100	29,994

TD SYNNEX Corp.
1.250% due 08/09/2024		5,000	4,919

Thomson Reuters Corp.
3.850% due 09/29/2024		7,200	7,118

TWDC Enterprises 18 Corp.
2.758% due 10/07/2024 (d)	CAD	6,500	4,741

Tyson Foods, Inc.
3.950% due 08/15/2024		$6,248	6,212

VMware, Inc.
1.000% due 08/15/2024		30,231	29,704

Volkswagen Group of America Finance LLC
6.286% (SOFRRATE + 0.930%) due 09/12/2025 ~		90	90
6.305% (SOFRRATE + 0.950%) due 06/07/2024 ~		279	279
6.311% (SOFRRATE + 0.950%) due 06/07/2024 ~		7,630	7,640

Warnermedia Holdings, Inc.
3.638% due 03/15/2025		14,901	14,607
3.788% due 03/15/2025		21,326	20,935

Woodside Finance Ltd.
3.650% due 03/05/2025		9,300	9,123
3.700% due 09/15/2026		5,000	4,794

Zimmer Biomet Holdings, Inc.
1.450% due 11/22/2024		2,410	2,346

			761,216

UTILITIES 4.4%

AT&T, Inc.
4.000% due 11/25/2025 (d)	CAD	10,000	7,253
6.762% (TSFR3M + 1.442%) due 06/12/2024 ~		$5,669	5,679

Avangrid, Inc.
3.150% due 12/01/2024		1,000	983

Black Hills Corp.
1.037% due 08/23/2024		782	768

CenterPoint Energy, Inc.
6.004% (SOFRINDX + 0.650%) due 05/13/2024 ~		1,465	1,465

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	173

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy, Inc.
3.071% due 08/15/2024 þ	$22,101	$21,865

DTE Energy Co.
2.529% due 10/01/2024 þ	4,065	3,999
4.220% due 11/01/2024 þ	25,671	25,438

Enel Finance International NV
2.650% due 09/10/2024	20,243	19,961
4.250% due 06/15/2025	7,990	7,867

Eversource Energy
3.150% due 01/15/2025	6,870	6,737
4.200% due 06/27/2024	7,805	7,777

FirstEnergy Corp.
2.050% due 03/01/2025	978	939

FirstEnergy Transmission LLC
4.350% due 01/15/2025	1,242	1,227

Georgia Power Co.
6.103% (SOFRINDX + 0.750%) due 05/08/2025 ~	21,310	21,388

Israel Electric Corp. Ltd.
5.000% due 11/12/2024	3,000	2,986

Kansai Electric Power Co., Inc.
2.550% due 09/17/2024	694	683

KT Corp.
4.000% due 08/08/2025	7,100	6,968

Mississippi Power Co.
5.666% (SOFRRATE + 0.300%) due 06/28/2024 ~	15,510	15,512

NextEra Energy Capital Holdings, Inc.
6.051% due 03/01/2025	3,900	3,916
6.110% (SOFRINDX + 0.760%) due 01/29/2026 ~	14,000	14,027

Pacific Gas & Electric Co.
3.400% due 08/15/2024	1,200	1,187

Southern California Edison Co.
1.100% due 04/01/2024	2,060	2,060
5.350% due 03/01/2026	4,400	4,409
6.181% (SOFRRATE + 0.830%) due 04/01/2024 ~	1,551	1,551

Spire Missouri, Inc.
5.860% (SOFRRATE + 0.500%) due 12/02/2024 ~	18,125	18,127

Sprint LLC
7.125% due 06/15/2024	27,543	27,607

		232,379

Total Corporate Bonds & Notes (Cost $2,728,722)		2,722,997

U.S. GOVERNMENT AGENCIES 11.5%

Fannie Mae
1.250% due 05/25/2043	5,169	4,567
5.716% due 11/25/2044 •	2,853	2,840
5.735% due 01/25/2048 •	1,504	1,475
5.748% due 03/25/2048 - 06/25/2048 •	7,791	7,681
5.754% due 09/25/2049 •	1,032	1,002
5.768% due 01/25/2045 •	2,877	2,788
5.786% due 12/25/2048 •	9,227	9,078
5.798% due 10/25/2044 - 05/25/2058 •	36,302	35,626
5.800% due 05/25/2049 •	11,173	11,025
5.810% due 07/25/2044 •	1,364	1,333
5.835% due 09/25/2043 - 07/25/2050 •	13,211	12,955
5.868% due 11/25/2046 •	1,539	1,500
5.885% due 07/25/2049 - 08/25/2049 •	21,114	20,728
5.888% due 12/25/2046 •	1,306	1,289
5.898% due 07/25/2046 •	14,447	14,318
5.935% due 12/25/2049 - 01/25/2050 •	8,194	8,071

Federal Home Loan Bank
5.300% due 12/06/2024	26,600	26,589
5.350% due 05/17/2024 (f)	62,491	62,483
5.500% due 09/04/2025	35,000	34,989

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
1.000% due 02/25/2042 - 09/15/2044		$45,852	$38,577
1.500% due 12/15/2042		3,385	2,817
2.500% due 10/25/2048		2,022	1,795
2.745% due 01/25/2026		5,200	5,009
3.208% due 02/25/2051		5,200	5,051
5.310% due 11/15/2024		2,600	2,599
5.360% due 11/22/2024		700	700
5.375% due 04/24/2025		40,000	39,979
5.500% due 02/13/2026		28,000	27,986
5.657% due 01/15/2040 •		142	138
5.700% due 03/06/2026		25,000	24,985
5.716% due 12/15/2036 •		1,717	1,685
5.737% due 09/15/2038 •		1,837	1,808
5.756% due 02/15/2038 •		31,934	31,366
5.764% due 06/15/2040 •		1,971	1,909
5.768% due 05/15/2038 •		2,319	2,323
5.778% due 05/15/2041 •		2,160	2,119
5.798% due 03/15/2037 - 09/15/2044 •		76,350	75,277
5.821% due 05/15/2038 •		1,547	1,511
5.833% due 06/15/2035 - 12/15/2046 •		9,867	9,710
5.848% due 01/15/2037 •		198	194
5.859% due 11/15/2042 •		1,058	1,045
5.863% due 06/15/2036 •		710	702
5.883% due 09/15/2048 - 08/15/2049 •		4,031	3,957
5.898% due 12/15/2037 •		866	842

Ginnie Mae
2.500% due 01/20/2049 - 10/20/2049		3,445	2,995
4.000% due 07/20/2049 •		1,097	993
4.961% due 04/20/2067 •		2,636	2,655
5.000% due 04/20/2037 •		757	744
5.283% due 06/20/2067 •		2,135	2,144
5.431% due 06/20/2067 •		566	569
5.659% due 09/20/2067 •		4,670	4,703
5.743% due 03/20/2037 •		922	912
5.840% due 02/20/2043 •		17,198	16,749
5.893% due 04/20/2049 •		5,003	4,926
5.914% due 06/20/2067 •		216	214
5.944% due 04/20/2061 •		326	325
6.144% due 04/20/2070 •		11,981	11,839
6.194% due 08/20/2067 •		1,306	1,310
6.209% due 08/20/2062 ~		974	969
6.525% due 07/20/2067 •		4,581	4,608
6.859% due 11/20/2067 •		829	834

Total U.S. Government Agencies (Cost $616,523)			601,910

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.7%

280 Park Avenue Mortgage Trust
6.498% due 09/15/2034 •		15,000	14,732

Ashford Hospitality Trust
6.398% due 04/15/2035 •		4,945	4,904

Atrium Hotel Portfolio Trust
6.573% due 06/15/2035 •		5,000	4,977

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	22,788	28,768

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033		$2,000	1,884

Beneria Cowen & Pritzer Collateral Funding Corp.
6.239% due 06/15/2038 •		5,000	4,758

Bruegel DAC
4.743% due 05/22/2031 •	EUR	10,051	10,464

BSREP Commercial Mortgage Trust
6.390% due 08/15/2038 •		$4,170	3,999

BX Trust
6.169% due 10/15/2036 •		12,216	12,125
6.339% due 10/15/2036 •		37,600	37,255

Canada Square Funding PLC
6.423% due 12/17/2056 •	GBP	20,572	26,081

Classic RMBS Trust
1.433% due 11/15/2051	CAD	2,289	1,639

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Trust
3.373% due 10/10/2048		$560	$550

Credit Suisse Commercial Mortgage Trust
6.407% due 06/15/2034 •		8,391	8,051

CSAIL Commercial Mortgage Trust
3.351% due 04/15/2050		468	465

DBCG Mortgage Trust
8.500% due 06/15/2034 •		9,000	9,023

DROP Mortgage Trust
6.589% due 10/15/2043 •		25,400	24,462

Extended Stay America Trust
6.519% due 07/15/2038 •		52,570	52,587

Fannie Mae
3.500% due 06/25/2048		4,578	4,286

Finsbury Square Green PLC
5.872% due 12/16/2067 •	GBP	1,980	2,496

Ginnie Mae
6.419% due 05/20/2073 •		$3,359	3,410

JP Morgan Chase Commercial Mortgage Securities Trust
6.200% due 06/15/2038 •		9,000	8,873
6.240% due 04/15/2038 •		8,126	8,121

Lehman XS Trust
5.984% due 12/25/2035 •		325	302

MFA Trust
1.131% due 07/25/2060 ~		18,872	16,707
1.381% due 04/25/2065 ~		4,775	4,447

New Residential Mortgage Loan Trust
3.500% due 12/25/2057 ~		2,624	2,495

OBX Trust
5.988% due 03/25/2028 þ		6,700	6,717

RESIMAC Premier
6.087% due 02/03/2053 •		10,325	10,294

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		929	880

Taurus U.K. DAC
6.071% due 05/17/2031 •	GBP	15,784	19,834

Towd Point Mortgage Funding
6.574% due 05/20/2045 •		14,265	18,025

Towd Point Mortgage Trust
2.710% due 01/25/2060 ~		$11,678	10,932
2.900% due 10/25/2059 ~		4,731	4,428
6.044% due 02/25/2057 •		406	413

UWM Mortgage Trust
5.000% due 12/25/2051 •		11,149	10,377

VASA Trust
6.340% due 07/15/2039 •		14,500	13,273

Verus Securitization Trust
1.262% due 10/25/2063 ~		230	210
5.712% due 01/25/2069 þ		9,922	9,872

Total Non-Agency Mortgage-Backed Securities (Cost $420,164)			403,116

ASSET-BACKED SECURITIES 20.0%

522 Funding CLO Ltd.
6.619% due 10/20/2031 •		29,356	29,430

American Express Credit Account Master Trust
5.230% due 09/15/2028		3,100	3,124

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •		4,904	4,915

Apidos CLO
6.508% due 07/17/2030 •		10,295	10,319

Ares CLO Ltd.
6.626% due 01/15/2032 •		2,300	2,301

Ares European CLO DAC
4.602% due 10/15/2030 •	EUR	15,406	16,591
4.722% due 10/15/2031 •		14,714	15,795

BA Credit Card Trust
4.790% due 05/15/2028		$12,805	12,754

Benefit Street Partners CLO Ltd.
6.608% due 01/17/2032 •		4,950	4,951

174	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Birch Grove CLO Ltd.
6.721% due 06/15/2031 •		$7,061	$7,083

Black Diamond CLO DAC
4.830% due 01/20/2032 •	EUR	825	889

Blackrock European CLO DAC
4.562% due 10/15/2031 •		32,783	35,156

BMW Vehicle Lease Trust
5.720% due 07/27/2026 •		$7,500	7,510

BXMT Ltd.
6.840% due 11/15/2037 •		19,316	18,764

Cairn CLO DAC
4.487% due 04/30/2031 •	EUR	19,674	21,156
4.722% due 10/15/2031 •		25,776	27,606

Capital One Multi-Asset Execution Trust
2.800% due 03/15/2027		$5,000	4,882

Carlyle Euro CLO DAC
4.531% due 08/15/2030 •	EUR	344	371
4.791% due 08/15/2032 •		5,500	5,888

Carlyle Global Market Strategies Euro CLO DAC
4.651% due 11/15/2031 •		23,249	24,923

Carlyle U.S. CLO Ltd.
6.579% due 04/20/2031 •		$8,012	8,030

CarMax Auto Owner Trust
5.720% due 11/16/2026		1,939	1,940

CBAM Ltd.
6.699% due 10/20/2029 •		7,043	7,050

Chase Auto Owner Trust
5.480% due 04/26/2027		7,100	7,106

Citibank Credit Card Issuance Trust
5.230% due 12/08/2027		10,000	10,008

Citizens Auto Receivables Trust
5.430% due 10/15/2026		23,400	23,386

Commonbond Student Loan Trust
2.550% due 05/25/2041		177	167

Cumulus Static CLO DAC
0.000% due 11/15/2033 •(a)	EUR	6,950	7,498

Discover Card Execution Note Trust
5.030% due 10/15/2027		$15,000	14,978

Dryden Euro CLO DAC
4.602% due 04/15/2033 •	EUR	20,144	21,471
4.761% due 05/15/2034 •		17,041	18,284

Dryden Senior Loan Fund
6.556% due 04/15/2028 •		$4,258	4,267
6.596% due 04/15/2029 •		1,019	1,020

ECMC Group Student Loan Trust
6.185% due 02/27/2068 •		11,014	10,894

Enterprise Fleet Financing LLC
5.760% due 10/22/2029		4,617	4,625

Fifth Third Auto Trust
5.800% due 11/16/2026		8,935	8,943

Ford Auto Securitization Trust
5.211% due 06/15/2025	CAD	722	533
5.889% due 05/15/2026		2,433	1,812

Ford Credit Auto Owner Trust
6.039% due 03/15/2026 •		$7,106	7,114

Gallatin CLO Ltd.
6.666% due 07/15/2031 •		18,134	18,118

GM Financial Automobile Leasing Trust
5.180% due 06/22/2026		20,000	19,964

GM Financial Revolving Receivables Trust
4.980% due 12/11/2036		5,000	5,029

Golden Credit Card Trust
4.310% due 09/15/2027		22,000	21,685

GoldenTree Loan Management EUR CLO DAC
4.870% due 01/20/2032 •	EUR	4,700	5,038

GPMT Ltd.
6.793% due 12/15/2036 •		$3,199	3,104

Harvest CLO DAC
1.040% due 07/15/2031	EUR	250	257
4.702% due 07/15/2031 •		17,050	18,269

HERA Commercial Mortgage Ltd.
6.491% due 02/18/2038 •		$2,969	2,929

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		$26,100	$25,489
6.150% due 03/25/2030		5,000	5,188

Huntington Auto Trust
5.500% due 03/15/2027		9,900	9,902

Hyundai Auto Lease Securitization Trust
5.850% due 03/16/2026		16,163	16,200

Hyundai Auto Receivables Trust
4.990% due 02/15/2029		5,100	5,104
6.099% due 11/17/2025 •		407	407

Jubilee CLO DAC
4.542% due 04/15/2030 •	EUR	7,417	7,952
4.552% due 04/15/2030 •		8,774	9,454
4.592% due 04/15/2031 •		7,400	7,951

LAD Auto Receivables Trust
5.541% due 02/18/2025		$1,418	1,419

LCCM Trust
6.640% due 12/13/2038 •		13,844	13,565

LCM Ltd.
6.659% due 04/20/2031 •		10,850	10,845

LoanCore Issuer Ltd.
6.740% due 07/15/2036 •		920	916

M&T Bank Auto Receivables Trust
5.590% due 02/17/2032		14,500	14,501

Man GLG Euro CLO DAC
4.622% due 10/15/2030 •	EUR	1,513	1,632

Master Credit Card Trust
4.700% due 06/21/2027		$6,400	6,348

MBarc Credit Canada, Inc.
5.299% due 10/15/2026 «	CAD	38,300	28,428

MF1 Ltd.
7.140% due 11/15/2035 •		$11,707	11,729

MidOcean Credit CLO
6.611% due 01/29/2030 •		3,019	3,020

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069		8,455	7,809
1.580% due 04/15/2070		8,466	7,414
1.690% due 05/15/2069		4,366	3,960
6.440% due 04/15/2069 •		3,604	3,590

Nelnet Student Loan Trust
6.135% due 09/27/2038 •		8,996	8,950
6.285% due 02/25/2066 •		5,936	5,892

OAK Hill European Credit Partners DAC
4.700% due 01/20/2032 •	EUR	3,171	3,410
4.710% due 10/20/2031 •		17,435	18,673

Palmer Square European Loan Funding DAC
4.672% due 07/15/2031 •		5,705	6,115
4.722% due 04/15/2031 •		3,833	4,097

PFS Financing Corp.
5.520% due 10/15/2028		$8,000	8,080
6.469% due 08/15/2027 •		38,700	38,955

SFS Auto Receivables Securitization Trust
5.350% due 06/21/2027		28,100	28,064

SLM Student Loan Trust
5.885% due 06/25/2043 •		13,222	13,017
6.085% due 06/26/2028 •		7,630	7,555
6.085% due 12/27/2038 •		6,980	6,956
6.223% due 10/25/2029 •		5,740	5,739

SMB Private Education Loan Trust
1.290% due 07/15/2053		8,196	7,472
2.340% due 09/15/2034		790	774
2.430% due 02/17/2032		957	937
2.700% due 05/15/2031		650	642
5.670% due 11/15/2052		6,037	6,095
6.540% due 07/15/2053 •		1,002	1,002

Structured Asset Securities Corp. Mortgage Loan Trust
6.014% due 05/25/2035 «•		267	260

Synchrony Card Funding LLC
5.040% due 03/15/2030		10,600	10,610

Tesla Auto Lease Trust
5.370% due 06/22/2026		2,200	2,199

Tikehau CLO DAC
4.754% due 08/04/2034 •	EUR	4,550	4,898

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Auto Receivables Owner Trust
6.015% due 01/15/2026 •		$10,019	$10,029

Toyota Lease Owner Trust
5.730% due 04/20/2026		30,187	30,260

Trillium Credit Card Trust
6.187% due 08/26/2028 •		50,000	50,224

Venture CLO Ltd.
6.456% due 04/15/2027 •		1,300	1,300
6.636% due 07/15/2031 •		7,690	7,693
6.679% due 01/20/2029 •		5,967	5,964

VMC Finance LLC
6.541% due 06/16/2036 •		1,979	1,972

Volkswagen Auto Lease Trust
0.000% due 12/21/2026 •		11,400	11,416
5.870% due 01/20/2026		21,924	21,960

Voya Euro CLO DAC
4.692% due 10/15/2030 •	EUR	1,115	1,201

Total Asset-Backed Securities (Cost $1,081,442)			1,043,161

SOVEREIGN ISSUES 0.9%

CPPIB Capital, Inc.
4.125% due 10/21/2024		$24,500	24,337
6.611% (SOFRRATE + 1.250%) due 03/11/2026 ~		15,500	15,789

Industrial Bank of Korea
2.125% due 10/23/2024		1,600	1,571

Japan Bank for International Cooperation
2.875% due 06/01/2027		1,000	947

Japan Finance Organization for Municipalities
0.010% due 02/02/2028	EUR	5,200	4,998

Total Sovereign Issues (Cost $47,923)			47,642

SHORT-TERM INSTRUMENTS 9.7%

COMMERCIAL PAPER 6.7%

Alimentation Couche-Tard, Inc.
5.560% due 04/04/2024		$1,200	1,199

American Electric Power Co., Inc.
5.500% due 04/02/2024		250	250
5.560% due 04/22/2024		36,900	36,758
5.560% due 05/15/2024		250	248
5.590% due 06/11/2024		300	296

AT&T, Inc.
5.520% due 04/18/2024		25,700	25,620

Bank of Nova Scotia
5.128% due 05/01/2024	CAD	3,400	2,498
5.131% due 04/30/2024		500	367
5.170% due 04/15/2024		22,000	16,200

Campbell Soup Co.
5.700% due 05/01/2024		$15,550	15,466
5.700% due 05/06/2024		3,400	3,379

CRH America Finance, Inc.
5.480% due 04/05/2024		4,000	3,995

Crown Castle, Inc.
5.800% due 04/16/2024		18,400	18,344
5.830% due 04/09/2024		8,000	7,985
5.830% due 04/16/2024		4,300	4,287
5.830% due 04/18/2024		8,300	8,272

CVS Health Corp.
5.570% due 04/01/2024		10,900	10,893
5.600% due 04/01/2024		38,200	38,177

Dominion Energy, Inc.
5.600% due 04/23/2024		30,400	30,279

Entergy Corp.
5.600% due 05/21/2024		17,300	17,157

Eversource Energy
5.620% due 04/01/2024		39,650	39,626

Intercontinental Exchange, Inc.
5.520% due 04/01/2024		2,400	2,399

Keurig Dr Pepper, Inc.
5.550% due 04/22/2024		9,800	9,763

Microchip Technology, Inc.
5.510% due 04/30/2024		7,300	7,263

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	175

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Penske Truck Leasing Co. LP
5.550% due 05/17/2024	$5,100	$5,060
5.580% due 04/11/2024	11,200	11,176

Phillips 66
5.550% due 04/02/2024	10,800	10,792
5.550% due 04/04/2024	14,800	14,784

Southern Co.
5.550% due 04/22/2024	1,600	1,594
5.550% due 04/23/2024	4,900	4,880
5.550% due 04/24/2024	3,000	2,988

		351,995

REPURCHASE AGREEMENTS (e) 2.5%
		130,457

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.4%

Citizens Auto Receivables Trust
5.616% due 01/15/2025	$5,085	$5,086

Volkswagen Auto Lease Trust
5.516% due 03/20/2025	15,000	15,006

		20,092

U.S. TREASURY BILLS 0.1%
5.373% due 05/30/2024 - 06/06/2024 (b)(c)(i)	5,730	5,676

Total Short-Term Instruments (Cost $508,421)		508,220

Total Investments in Securities (Cost $5,403,195)		5,327,046

MARKET VALUE (000S)
Total Investments 101.8% (Cost $5,403,195)	$5,327,046

Financial Derivative Instruments (g)(h) 0.1% (Cost or Premiums, net $0)	4,062

Other Assets and Liabilities, net (1.9)%	(95,749)

Net Assets 100.0%	$5,235,359

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

(d) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T, Inc.	4.000%	11/25/2025	10/02/2020	$7,770	$7,253	0.14%
TWDC Enterprises 18 Corp.	2.758	10/07/2024	09/28/2020 - 11/30/2020	5,010	4,741	0.09

				$12,780	$11,994	0.23%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
CEW	4.980%	03/14/2024	04/02/2024	CAD	20,000	Province of Quebec 4.400% due 12/01/2055	$(15,162)	$14,765	$14,801
DEU	5.260	03/28/2024	04/01/2024	$	2,400	U.S. Treasury Notes 2.375% due 05/15/2029	(2,464)	2,400	2,402
FICC	2.600	03/28/2024	04/01/2024		49,698	U.S. Treasury Notes 5.000% due 09/30/2025	(50,692)	49,698	49,712
MEI	4.960	03/28/2024	04/05/2024	CAD	80,000	Canada Government Bond 1.500% - 4.000% due 03/01/2029 -12/01/2031	(60,366)	59,060	59,092
SSB	2.600	03/28/2024	04/01/2024	$	4,534	U.S. Treasury Notes 1.125% due 02/28/2027(2)	(4,625)	4,534	4,535

Total Repurchase Agreements							$(133,309)	$130,457	$130,542

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
DEU	5.450%	03/28/2024	04/01/2024	$(57,057)	$(57,092)

Total Reverse Repurchase Agreements					$(57,092)

176	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
CEW	$14,801	$0	$0	$14,801	$(15,162)	$(361)
DEU	2,402	(57,092)	0	(54,690)	53,318	(1,372)
FICC	49,712	0	0	49,712	(50,692)	(980)
MEI	59,092	0	0	59,092	(59,953)	(861)
SSB	4,535	0	0	4,535	(4,920)	(385)

Total Borrowings and Other Financing Transactions	$130,542	$(57,092)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$(57,092)	$0	$0	$0	$(57,092)

Total Borrowings	$(57,092)	$0	$0	$0	$(57,092)

Payable for reverse repurchase agreements					$(57,092)

(f)	Securities with an aggregate market value of $55,782 and cash of $413 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(5,933) at a weighted average interest rate of 5.376%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2024	2,248	$	240,571	$(435)	$0	$(263)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract June Futures	09/2026	993	$	(239,251)	$1,110	$50	$0
Euro-Bobl June Futures	06/2024	35		(4,465)	(18)	0	(11)
U.S. Treasury 2-Year Note June Futures	06/2024	5,475		(1,119,552)	3,051	1,112	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	288		(33,008)	(303)	0	(5)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	44		(5,676)	(137)	0	(21)

					$3,703	$1,162	$(37)

Total Futures Contracts					$3,268	$1,162	$(300)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	177

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,162	$0	$1,162	$0	$(300)	$0	$(300)

Cash of $9,288 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	AUD	6,257		$4,103	$25	$0
	04/2024		$12,385	AUD	18,899	0	(66)
	05/2024	AUD	18,899		$12,395	66	0

BOA	04/2024	CAD	100,139		73,829	82	(212)
	04/2024		$17,243	AUD	26,326	0	(84)
	05/2024	AUD	26,326		$17,258	85	0

BPS	04/2024		239		155	0	0
	04/2024	CAD	1,043		768	0	(3)
	04/2024	EUR	892		971	9	0
	04/2024	GBP	77,309		98,137	554	0
	04/2024		$1,284	CAD	1,746	6	0
	04/2024		64	JPY	9,696	0	0
	05/2024	JPY	9,651		$64	0	0

CBK	04/2024	AUD	9,150		6,049	85	0
	04/2024	CAD	22,000		16,323	72	0
	04/2024	ILS	9,223		2,547	34	0

FAR	04/2024	EUR	272,478		296,189	2,254	0
	04/2024		$190	JPY	28,750	0	0
	05/2024	JPY	28,619		$190	0	0

GLM	04/2024	AUD	1,013		661	0	0
	04/2024		$163	HUF	59,297	0	(1)

MBC	04/2024	AUD	2,595		$1,686	0	(6)
	04/2024	JPY	19,637		131	1	0
	04/2024		$64,597	CAD	87,603	101	0
	04/2024		97,652	GBP	77,309	0	(69)
	05/2024	CAD	87,565		$64,597	0	(102)
	05/2024	GBP	76,397		96,511	64	0
	04/2025	DKK	175,900		25,948	0	(9)

MYI	04/2024	CAD	68,179		50,220	5	(137)
	04/2024		$1,662	AUD	2,530	0	(13)
	04/2024		295,841	EUR	273,370	0	(943)
	04/2024		48	JPY	7,197	0	0
	05/2024	CAD	3,400		$2,542	30	0
	05/2024	EUR	273,370		296,200	959	0
	05/2024	JPY	7,165		48	0	0
	06/2024	ILS	23		6	0	0

RBC	04/2024	CAD	744		549	0	0
	01/2025	DKK	89,700		13,153	0	(20)

RYL	01/2025		66,200		9,703	0	(18)

SCX	04/2024	CAD	559		412	0	(1)

SSB	04/2024		$1	HUF	278	0	0

TOR	04/2024	AUD	50,886		$33,352	184	0
	04/2024	JPY	26,017		174	2	0
	05/2024	AUD	22,386		14,621	18	0
	04/2025	DKK	131,900		19,360	0	(105)

Total Forward Foreign Currency Contracts						$4,636	$(1,789)

178	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.900%	09/09/2024	458,400	$413	$490

Total Purchased Options							$413	$490

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.342%	09/09/2024	458,400	$(413)	$(137)

Total Written Options							$(413)	$(137)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
AZD	$91	$0	$0	$91	$(66)	$0	$0	$(66)	$25	$0	$25
BOA	167	0	0	167	(296)	0	0	(296)	(129)	(300)	(429)
BPS	569	0	0	569	(3)	0	0	(3)	566	(550)	16
CBK	191	0	0	191	0	0	0	0	191	0	191
FAR	2,254	490	0	2,744	0	(137)	0	(137)	2,607	(1,470)	1,137
GLM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
MBC	166	0	0	166	(186)	0	0	(186)	(20)	301	281
MYI	994	0	0	994	(1,093)	0	0	(1,093)	(99)	(450)	(549)
RBC	0	0	0	0	(20)	0	0	(20)	(20)	293	273
RYL	0	0	0	0	(18)	0	0	(18)	(18)	0	(18)
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
TOR	204	0	0	204	(105)	0	0	(105)	99	0	99

Total Over the Counter	$4,636	$490	$0	$5,126	$(1,789)	$(137)	$0	$(1,926)

(i)

Securities with an aggregate market value of $594 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,162	$1,162

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,636	$0	$4,636
Purchased Options	0	0	0	0	490	490

	$0	$0	$0	$4,636	$490	$5,126

	$0	$0	$0	$4,636	$1,652	$6,288

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	179

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)	March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$300	$300

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,789	$0	$1,789
Written Options	0	0	0	0	137	137

	$0	$0	$0	$1,789	$137	$1,926

	$0	$0	$0	$1,789	$437	$2,226

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,617	$5,617
Swap Agreements	0	(227)	0	0	45	(182)

	$0	$(227)	$0	$0	$5,662	$5,435

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43,085	$0	$43,085
Purchased Options	0	0	0	0	2,053	2,053
Written Options	0	0	0	0	1,024	1,024

	$0	$0	$0	$43,085	$3,077	$46,162

	$0	$(227)	$0	$43,085	$8,739	$51,597

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$15,784	$15,784
Swap Agreements	0	124	0	0	0	124

	$0	$124	$0	$0	$15,784	$15,908

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,475)	$0	$(3,475)
Purchased Options	0	0	0	0	78	78
Written Options	0	0	0	0	276	276

	$0	$0	$0	$(3,475)	$354	$(3,121)

	$0	$124	$0	$(3,475)	$16,138	$12,787

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,729,402	$0	$1,729,402
Industrials	0	761,216	0	761,216
Utilities	0	232,379	0	232,379
U.S. Government Agencies	0	601,910	0	601,910
Non-Agency Mortgage-Backed Securities	0	403,116	0	403,116
Asset-Backed Securities	0	1,014,473	28,688	1,043,161
Sovereign Issues	0	47,642	0	47,642
Short-Term Instruments
Commercial Paper	0	351,995	0	351,995
Repurchase Agreements	0	130,457	0	130,457
Short-Term Notes	0	20,092	0	20,092
U.S. Treasury Bills	0	5,676	0	5,676

Total Investments	$0	$5,298,358	$28,688	$5,327,046

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1,162	$0	$1,162
Over the counter	0	5,126	0	5,126

	$0	$6,288	$0	$6,288

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11)	(289)	0	(300)
Over the counter	0	(1,926)	0	(1,926)

	$(11)	$(2,215)	$0	$(2,226)

Total Financial Derivative Instruments	$(11)	$4,073	$0	$4,062

Totals	$(11)	$5,302,431	$28,688	$5,331,108

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

180	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.8%

CORPORATE BONDS & NOTES 22.4%

BANKING & FINANCE 16.1%

American Express Co.
6.072% (SOFRINDX + 0.720%) due 05/03/2024 ~	$2,247	$2,248
6.290% (SOFRINDX + 0.930%) due 03/04/2025 ~	30,991	31,165

American Honda Finance Corp.
5.947% (SOFRINDX + 0.620%) due 06/07/2024 ~	11,700	11,708
6.018% due 01/10/2025 •	66,178	66,337
6.057% (SOFRINDX + 0.700%) due 11/22/2024 ~	65,106	65,294

American Tower Corp.
2.400% due 03/15/2025	48,670	47,195
2.950% due 01/15/2025	4,145	4,058
3.375% due 05/15/2024	5,250	5,235

Asian Development Bank
5.580% (FEDL01 + 0.250%) due 05/28/2024 ~	20,000	20,001

Athene Global Funding
1.000% due 04/16/2024	13,885	13,859
2.500% due 01/14/2025	9,003	8,781
2.750% due 06/25/2024	3,270	3,246
5.916% (SOFRINDX + 0.560%) due 08/19/2024 ~	8,829	8,835
6.057% (SOFRINDX + 0.700%) due 05/24/2024 ~	32,092	32,110
6.064% (SOFRINDX + 0.715%) due 01/07/2025 ~	3,700	3,705

Banco Santander SA
2.706% due 06/27/2024	58,080	57,654
3.496% due 03/24/2025	1,309	1,285
5.742% due 06/30/2024 •	31,350	31,331
6.596% (SOFRRATE + 1.240%) due 05/24/2024 ~	16,755	16,779

Bank of America Corp.
2.456% due 10/22/2025 •	40,000	39,287
3.093% due 10/01/2025 •	90,271	89,090
3.841% due 04/25/2025 •	49,587	49,520

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025 ~	21,700	21,817

Bank of Montreal
4.250% due 09/14/2024	21,508	21,379
5.668% (SOFRINDX + 0.320%) due 07/09/2024 ~	13,576	13,581

Bank of Nova Scotia
5.731% (SOFRRATE + 0.380%) due 07/31/2024 ~	600	600

Barclays PLC
3.650% due 03/16/2025	48,743	47,824
3.932% due 05/07/2025 •	3,775	3,767

BNP Paribas SA
2.819% due 11/19/2025 •	10,000	9,809
3.375% due 01/09/2025	73,300	72,109

BPCE SA
4.000% due 04/15/2024	13,263	13,254
5.919% (SOFRRATE + 0.570%) due 01/14/2025 ~	2,335	2,339

Canadian Imperial Bank of Commerce
5.770% (SOFRINDX + 0.420%) due 10/18/2024 ~	34,025	34,055

Citigroup, Inc.
6.038% (SOFRRATE + 0.686%) due 10/30/2024 ~	5,000	5,006

Commonwealth Bank of Australia
6.402% (SOFRRATE + 1.082%) due 06/04/2024 ~	296	296

Cooperatieve Rabobank UA
2.625% due 07/22/2024	4,000	3,965
6.058% (SOFRINDX + 0.710%) due 01/09/2026 ~	46,100	46,346

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse AG
3.625% due 09/09/2024		$37,452	$37,106
3.700% due 02/21/2025		76,935	75,638
4.750% due 08/09/2024		40,077	39,935

Crown Castle, Inc.
3.200% due 09/01/2024		39,724	39,324

DBS Group Holdings Ltd.
5.655% (SOFRINDX + 0.300%) due 11/22/2024 ~		1,900	1,901
5.971% (SOFRRATE + 0.610%) due 09/12/2025 ~		102,700	102,834

Deutsche Bank AG
3.700% due 05/30/2024		16,000	15,935

Federation des Caisses Desjardins du Quebec
5.785% (SOFRRATE + 0.430%) due 05/21/2024 ~		11,550	11,553

General Motors Financial Co., Inc.
1.200% due 10/15/2024		23,085	22,537
3.950% due 04/13/2024		7,257	7,251

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •		23,318	23,040
3.500% due 01/23/2025		198	195
5.836% (SOFRRATE + 0.486%) due 10/21/2024 ~		59,721	59,761
5.840% (SOFRRATE + 0.490%) due 10/21/2024 ~		6,656	6,658
5.861% (SOFRRATE + 0.500%) due 09/10/2024 ~		4,700	4,703
5.866% (SOFRRATE + 0.505%) due 09/10/2024 ~		70,001	70,047

Guardian Life Global Funding
2.900% due 05/06/2024		270	269

ING Groep NV
3.550% due 04/09/2024		9,093	9,089

International Bank for Reconstruction & Development
5.752% due 06/17/2024 •		250	250

Jackson National Life Global Funding
1.750% due 01/12/2025		6,800	6,597

JPMorgan Chase & Co.
2.301% due 10/15/2025 •		4,000	3,930
3.845% due 06/14/2025 •		37,300	37,139
5.546% due 12/15/2025 •		10,500	10,495
5.895% (SOFRRATE + 0.535%) due 06/01/2025 ~		28,736	28,759
5.944% (SOFRRATE + 0.580%) due 06/23/2025 ~		6,500	6,505

Lloyds Banking Group PLC
2.438% due 02/05/2026 •		8,000	7,779

Mitsubishi UFJ Financial Group, Inc.
2.801% due 07/18/2024		2,800	2,777
5.719% due 02/20/2026 •		66,661	66,729
6.746% (SOFRRATE + 1.385%) due 09/12/2025 ~		5,500	5,525
7.000% (SOFRRATE + 1.650%) due 07/18/2025 ~		3,245	3,258

Morgan Stanley
0.790% due 05/30/2025 •		11,639	11,532
2.720% due 07/22/2025 •		12,199	12,077
3.620% due 04/17/2025 •		22,434	22,409
5.860% (SOFRRATE + 0.509%) due 01/22/2025 ~		2,415	2,417

National Bank of Canada
5.250% due 01/17/2025		16,400	16,365
5.842% (SOFRRATE + 0.490%) due 08/06/2024 ~		6,000	6,003

NatWest Markets PLC
0.800% due 08/12/2024		4,498	4,419
5.884% (SOFRRATE + 0.530%) due 08/12/2024 ~		10,200	10,203

New York Life Global Funding
5.929% due 01/16/2026 •		13,000	13,041

Nomura Holdings, Inc.
2.648% due 01/16/2025		14,400	14,064

Nykredit Realkredit AS
1.000% due 04/01/2025	DKK	1,364,000	192,830
2.000% due 01/01/2025		299,950	42,941

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ORIX Corp.
3.250% due 12/04/2024		$29,897	$29,445

Pacific Life Global Funding
6.161% (SOFRRATE + 0.800%) due 12/06/2024 ~		20,100	20,153

Protective Life Global Funding
6.412% due 12/11/2024 •		8,600	8,640

Public Storage Operating Co.
5.820% (SOFRRATE + 0.470%) due 04/23/2024 ~		5,186	5,186
5.951% (SOFRINDX + 0.600%) due 07/25/2025 ~		6,200	6,220

Realkredit Danmark AS
1.000% due 01/01/2025	DKK	390,750	55,498

Royal Bank of Canada
5.712% (SOFRINDX + 0.360%) due 07/29/2024 ~		$591	591

Santander U.K. PLC
2.875% due 06/18/2024		7,789	7,743

Societe Generale SA
2.625% due 01/22/2025		15,500	15,109

Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024		20,292	19,988
2.696% due 07/16/2024		60,000	59,512
4.436% due 04/02/2024 (f)		740	740

Sumitomo Mitsui Trust Bank Ltd.
5.802% (SOFRRATE + 0.440%) due 09/16/2024 ~		2,600	2,602

Toyota Motor Credit Corp.
5.652% due 09/13/2024 •		418	418
5.850% due 08/22/2024 •		90,397	90,525

UBS AG
5.803% due 08/09/2024 •		4,184	4,187

UBS Group AG
3.750% due 03/26/2025		19,760	19,393

USAA Capital Corp.
0.500% due 05/01/2024		14,390	14,332

Wells Fargo & Co.
2.406% due 10/30/2025 •		33,024	32,399

Wells Fargo Bank NA
6.056% (SOFRRATE + 0.710%) due 01/15/2026 ~		4,900	4,922

			2,358,293

INDUSTRIALS 5.1%

AbbVie, Inc.
3.850% due 06/15/2024		500	498

Aptiv PLC
2.396% due 02/18/2025		9,244	8,976

BAT Capital Corp.
2.789% due 09/06/2024		37,509	37,040
3.222% due 08/15/2024		59,757	59,176

BAT International Finance PLC
3.950% due 06/15/2025		2,700	2,646

Baxter International, Inc.
1.322% due 11/29/2024		10,920	10,610

Bayer U.S. Finance LLC
2.850% due 04/15/2025		100	97
3.375% due 10/08/2024		45,724	45,080

Becton Dickinson & Co.
3.363% due 06/06/2024		13,190	13,133
3.734% due 12/15/2024		900	889

BMW U.S. Capital LLC
5.734% (SOFRINDX + 0.380%) due 08/12/2024 ~		1,700	1,702
5.881% (SOFRINDX + 0.530%) due 04/01/2024 ~		2,450	2,450

Boeing Co.
7.250% due 06/15/2025		2,270	2,312

Broadcom Corp.
3.125% due 01/15/2025		2,179	2,137

Broadcom, Inc.
3.625% due 10/15/2024		1,800	1,780

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	181

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Campbell Soup Co.
3.300% due 03/19/2025	$5,181	$5,074
3.950% due 03/15/2025	8,200	8,078

Carrier Global Corp.
2.242% due 02/15/2025	50,844	49,327

Conagra Brands, Inc.
4.300% due 05/01/2024	3,890	3,885

CRH America, Inc.
3.875% due 05/18/2025	250	245

Daimler Truck Finance North America LLC
6.348% (SOFRRATE + 1.000%) due 04/05/2024 ~	4,060	4,060

Discovery Communications LLC
3.450% due 03/15/2025	3,000	2,937

Energy Transfer LP
3.900% due 05/15/2024	9,290	9,269
4.050% due 03/15/2025	13,600	13,403
4.250% due 04/01/2024	14,777	14,777
4.500% due 04/15/2024	4,581	4,579

Fiserv, Inc.
2.750% due 07/01/2024	51,890	51,507

GATX Corp.
3.250% due 03/30/2025	1,169	1,141

Georgia-Pacific LLC
0.625% due 05/15/2024	22,655	22,519

Global Payments, Inc.
2.650% due 02/15/2025	4,584	4,467

Haleon U.K. Capital PLC
3.125% due 03/24/2025	128,915	125,897

HCA, Inc.
5.250% due 04/15/2025	150	149
5.375% due 02/01/2025	47,646	47,519

Honda Motor Co. Ltd.
2.271% due 03/10/2025	1,610	1,566

Hyatt Hotels Corp.
1.800% due 10/01/2024	10,000	9,791

J M Smucker Co.
3.500% due 03/15/2025	34,949	34,288

Kinder Morgan Energy Partners LP
4.300% due 05/01/2024	18,180	18,158

McCormick & Co., Inc.
3.150% due 08/15/2024	14,000	13,868

NetApp, Inc.
3.300% due 09/29/2024	4,580	4,522

Penske Truck Leasing Co. LP
3.450% due 07/01/2024	7,502	7,457

Philip Morris International, Inc.
2.875% due 05/01/2024	250	249

Reckitt Benckiser Treasury Services PLC
2.750% due 06/26/2024	2,686	2,667

Revvity, Inc.
0.850% due 09/15/2024	2,325	2,271

Rogers Communications, Inc.
2.950% due 03/15/2025	20,674	20,157

Tyson Foods, Inc.
3.950% due 08/15/2024	40,195	39,964

VMware, Inc.
1.000% due 08/15/2024	4,031	3,961

Volkswagen Group of America Finance LLC
6.305% (SOFRRATE + 0.950%) due 06/07/2024 ~	6,300	6,308
6.311% (SOFRRATE + 0.950%) due 06/07/2024 ~	7,799	7,809

Warnermedia Holdings, Inc.
3.638% due 03/15/2025	1,398	1,370

Zimmer Biomet Holdings, Inc.
1.450% due 11/22/2024	11,500	11,194
3.550% due 04/01/2025	1,000	981

		743,940

UTILITIES 1.2%

Dominion Energy, Inc.
3.071% due 08/15/2024 þ	6,400	6,331

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DTE Energy Co.
4.220% due 11/01/2024 þ	$5,000	$4,955

Electricite de France SA
3.625% due 10/13/2025	4,130	4,026

Eversource Energy
3.150% due 01/15/2025	2,225	2,182

Mississippi Power Co.
5.666% (SOFRRATE + 0.300%) due 06/28/2024 ~	685	685

National Rural Utilities Cooperative Finance Corp.
5.680% (SOFRRATE + 0.330%) due 10/18/2024 ~	1,100	1,101

NextEra Energy Capital Holdings, Inc.
4.255% due 09/01/2024	25,985	25,815
6.051% due 03/01/2025	82,029	82,367

ONEOK, Inc.
2.750% due 09/01/2024	5,270	5,207

Southern California Edison Co.
0.975% due 08/01/2024	1,634	1,609
1.100% due 04/01/2024	13,038	13,038
6.181% (SOFRRATE + 0.830%) due 04/01/2024 ~	13,617	13,617

Sprint LLC
7.125% due 06/15/2024	13,805	13,837

		174,770

Total Corporate Bonds & Notes (Cost $3,272,193)		3,277,003

U.S. GOVERNMENT AGENCIES 1.4%

Federal Home Loan Bank
5.300% due 05/17/2024	51,500	51,498
5.390% due 05/03/2024 - 05/20/2024 •	49,100	49,101
5.500% due 09/04/2025	104,600	104,566

Total U.S. Government Agencies (Cost $205,174)		205,165

U.S. TREASURY OBLIGATIONS 10.4%

U.S. Treasury Floating Rate Notes
5.440% due 10/31/2024 •	524,600	524,825
5.469% due 04/30/2025 •	84,200	84,236

		609,061

U.S. Treasury STRIPS
0.000% due 05/15/2024 (a)	195,000	193,799
0.000% due 08/15/2024 (a)	100,000	98,098
0.000% due 02/15/2025 (a)	200,000	191,389
0.000% due 05/15/2025 (a)	450,000	425,588

Total U.S. Treasury Obligations (Cost $1,519,645)		1,517,935

ASSET-BACKED SECURITIES 0.4%

Dell Equipment Finance Trust
5.759% due 10/22/2024	5,044	5,046

Ford Credit Auto Lease Trust
5.688% due 10/15/2024	2,008	2,009

GM Financial Automobile Leasing Trust
5.514% due 02/20/2025	50,864	50,873

GM Financial Consumer Automobile Receivables Trust
5.685% due 10/16/2024	1,932	1,932

HPEFS Equipment Trust
5.758% due 10/18/2024	1,123	1,123

Total Asset-Backed Securities (Cost $60,972)		60,983

SOVEREIGN ISSUES 0.4%

CPPIB Capital, Inc.
6.603% (SOFRINDX + 1.250%) due 04/04/2025 ~	54,650	55,194

Total Sovereign Issues (Cost $55,152)		55,194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 75.8%

COMMERCIAL PAPER 8.9%

Alimentation Couche-Tard, Inc.
5.540% due 04/12/2024		$14,550	$14,517
5.540% due 04/17/2024		10,350	10,318
5.540% due 04/25/2024		4,700	4,680
5.560% due 04/04/2024		7,600	7,592
5.560% due 04/05/2024		5,900	5,893
5.560% due 04/16/2024		17,850	17,798

Amcor Flexibles North America, Inc.
5.520% due 04/10/2024		1,950	1,946
5.520% due 04/15/2024		11,100	11,069

American Electric Power Co., Inc.
5.500% due 04/02/2024		17,550	17,537
5.560% due 04/22/2024		6,150	6,126
5.560% due 05/15/2024		17,600	17,469
5.580% due 05/01/2024		27,200	27,057
5.590% due 06/11/2024		26,750	26,439

AT&T, Inc.
5.520% due 04/18/2024		95,500	95,201
5.520% due 04/19/2024		8,200	8,173

Avangrid, Inc.
5.500% due 04/03/2024		5,000	4,995

Bank of Nova Scotia
5.046% due 04/05/2024	CAD	39,000	28,759
5.051% due 04/09/2024		19,900	14,666
5.051% due 05/21/2024		121,000	88,652
5.128% due 05/01/2024		121,200	89,049
5.131% due 04/30/2024		16,800	12,345

Campbell Soup Co.
5.630% due 04/03/2024		$4,200	4,196

Canadian Imperial Bank of Commerce
5.064% due 04/01/2024	CAD	23,600	17,413

Constellation Energy Generation LLC
5.500% due 04/02/2024		$26,550	26,528

Crown Castle, Inc.
5.800% due 04/16/2024		9,800	9,770
5.830% due 04/09/2024		3,950	3,942
5.830% due 04/16/2024		2,450	2,443
5.830% due 04/18/2024		3,200	3,189

CVS Health Corp.
5.570% due 04/01/2024		12,850	12,842
5.600% due 04/01/2024		45,650	45,623

Dominion Energy, Inc.
5.580% due 04/22/2024		21,800	21,717
5.580% due 05/13/2024		4,750	4,717
5.600% due 04/23/2024		10,200	10,160
5.600% due 04/29/2024		7,850	7,812

Duke Energy Corp.
5.500% due 05/02/2024		10,200	10,145
5.500% due 05/06/2024		11,650	11,580
5.500% due 05/07/2024		13,250	13,168

Enbridge U.S., Inc.
5.520% due 04/04/2024		14,200	14,185
5.520% due 04/05/2024		14,450	14,432
5.530% due 04/15/2024		17,550	17,501

Entergy Corp.
5.530% due 04/26/2024		9,750	9,706
5.570% due 06/03/2024		5,150	5,098

Equifax, Inc.
5.500% due 04/08/2024		11,100	11,082

Eversource Energy
5.570% due 04/03/2024		1,050	1,049

Intercontinental Exchange, Inc.
5.520% due 04/10/2024		3,800	3,792
5.520% due 04/11/2024		3,050	3,043
5.520% due 04/17/2024		9,200	9,171

Keurig Dr Pepper, Inc.
5.480% due 04/04/2024		20,550	20,528
5.520% due 04/17/2024		66,100	65,899
5.530% due 04/22/2024		9,300	9,265
5.550% due 04/22/2024		24,750	24,656

L3Harris Technologies, Inc.
5.520% due 04/15/2024		9,350	9,324
5.520% due 04/17/2024		6,250	6,231
5.520% due 04/18/2024		3,550	3,539

182	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Microchip Technology, Inc.
5.510% due 04/30/2024		$3,350	$3,333

National Grid North America, Inc.
5.520% due 04/18/2024		16,850	16,796
5.520% due 04/26/2024		16,700	16,625

NextEra Energy Capital Holdings, Inc.
5.570% due 04/24/2024		7,150	7,120
5.570% due 04/25/2024		9,250	9,210
5.570% due 04/26/2024		12,650	12,593

Penske Truck Leasing Co. LP
5.500% due 04/03/2024		4,850	4,846
5.500% due 04/04/2024		6,015	6,009
5.500% due 04/09/2024		8,500	8,484
5.500% due 04/12/2024		7,700	7,682
5.550% due 04/26/2024		4,500	4,480

Royal Bank of Canada
5.051% due 04/25/2024	CAD	600	441
5.064% due 04/03/2024		21,000	15,490
5.067% due 04/04/2024		13,300	9,809
5.067% due 04/08/2024		30,000	22,114
5.070% due 04/05/2024		52,900	39,011
5.088% due 04/26/2024		3,200	2,353
5.170% due 04/29/2024		23,400	17,198

Southern California Edison Co.
5.530% due 04/11/2024		$12,650	12,622

Southern Co.
5.550% due 04/22/2024		2,900	2,889

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.550% due 04/23/2024		$8,500	$8,466
5.550% due 04/24/2024		5,250	5,228

Toronto-Dominion Bank
5.040% due 04/26/2024 (b)	CAD	17,000	12,499
5.042% due 04/26/2024		2,500	1,838
5.179% due 04/15/2024		108,000	79,527

VW Credit, Inc.
5.550% due 04/18/2024		$15,750	15,699
5.550% due 04/23/2024		5,900	5,876
5.550% due 04/25/2024		8,200	8,165

			1,300,430

REPURCHASE AGREEMENTS (g) 60.9%
			8,900,654

SHORT-TERM NOTES 0.1%

Enterprise Fleet Financing LLC
5.906% due 10/21/2024		12,410	12,420

Federal Home Loan Bank
5.240% due 05/03/2024 (d)(e)		1,100	1,094

Volkswagen Auto Lease Trust
5.516% due 03/20/2025		5,000	5,002

			18,516

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 5.4%
(0.197)% due 04/08/2024 - 05/13/2024 (c)(d)	JPY	120,260,000	$794,428

U.S. TREASURY BILLS 0.5%
5.361% due 04/02/2024 - 07/09/2024 (c)(d)(i)		$76,600	76,089

Total Short-Term Instruments (Cost $11,130,030)			11,090,117

Total Investments in Securities (Cost $16,243,166)			16,206,397

Total Investments 110.8% (Cost $16,243,166)			$16,206,397

Financial Derivative Instruments (h) 0.4% (Cost or Premiums, net $0)			51,796

Other Assets and Liabilities, net (11.2)%			(1,631,073)

Net Assets 100.0%			$14,627,120

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOM	4.970%	03/20/2024	04/02/2024	CAD 80,000	Province of Ontario 4.650% due 06/02/2041	$(61,588)	$59,060	$59,156
	4.970	03/21/2024	04/04/2024	200,000	Province of Ontario 2.900% due 06/02/2049	(153,486)	147,651	147,872
BOS	5.340	03/12/2024	04/17/2024	$ 300,000	U.S. Treasury Notes 0.750% due 08/31/2026	(305,652)	300,000	300,890
	5.340	03/12/2024	04/23/2024	250,000	U.S. Treasury Notes 4.375% due 08/15/2026	(254,832)	250,000	250,742
	5.350	03/12/2024	04/02/2024	116,736	U.S. Treasury Notes 2.500% due 01/31/2025	(119,429)	116,736	116,736
	5.350	03/22/2024	04/04/2024	500,000	U.S. Treasury Notes 4.250% due 12/31/2025	(510,706)	500,000	500,743
	5.350	03/12/2024	04/05/2024	383,264	U.S. Treasury Floating Rate Notes 5.500% due 01/31/2025	(223,908)	383,264	383,264
					U.S. Treasury Notes 1.000% due 12/15/2024	(170,471)
	5.350	04/02/2024	04/05/2024	116,736	U.S. Treasury Notes 2.875% due 04/30/2029	(119,736)	116,736	116,736
	5.380	03/27/2024	04/03/2024	500,000	U.S. Treasury Notes 0.500% due 02/28/2026	(509,919)	500,000	500,374
	5.380	03/26/2024	04/04/2024	250,000	U.S Treasury Floating Rate Notes 5.545% due 01/31/2026	(255,412)	250,000	250,224
	5.380	03/26/2024	04/05/2024	250,000	U.S Treasury Floating Rate Notes 5.545% due 01/31/2026	(255,412)	250,000	250,224
	5.380	03/26/2024	04/10/2024	250,000	U.S. Treasury Notes 2.125% due 05/15/2025	(255,291)	250,000	250,224
	5.380	03/26/2024	04/17/2024	600,000	U.S. Treasury Notes 2.125% due 05/15/2025	(612,697)	600,000	600,538
	5.400	03/28/2024	04/01/2024	702,400	U.S. Treasury Bonds 3.125% due 11/15/2041	(349,789)	702,400	702,821
					U.S. Treasury Notes 0.250% due 10/30/2025	(367,597)
	5.420	04/01/2024	04/02/2024	711,000	U.S. Treasury Floating Rate Notes 5.500% due 01/31/2025	(682,746)	711,000	711,000
					U.S. Treasury Notes 0.250% due 07/31/2025	(48,949)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	183

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	(Cont.)

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
	5.430%	03/28/2024	04/01/2024		$ 425,100	U.S. Treasury Notes 0.250% - 2.875% due 04/30/2025 - 07/31/2025	$(433,658)	$425,100	$425,356
	5.450	04/01/2024	04/02/2024		161,700	U.S. Treasury Bonds 1.875% - 3.125% due 11/15/2041 - 11/15/2051	(165,010)	161,700	161,700
BPS	5.380	03/28/2024	04/01/2024		100	U.S. Treasury Notes 2.250% due 11/15/2025	(102)	100	100
	5.400	04/01/2024	04/02/2024		356,200	U.S. Treasury Notes 1.375% due 11/15/2031	(363,142)	356,200	356,200
	5.430	03/28/2024	04/01/2024		58,400	U.S. Treasury Inflation Protected Securities 1.375% due 07/15/2033	(2,966)	58,400	58,435
						U.S. Treasury Notes 1.875% due 07/31/2026	(56,664)
BRC	5.450	04/01/2024	04/02/2024		3,000	U.S. Treasury Inflation Protected Securities 2.375% due 10/15/2028	(3,059)	3,000	3,000
CEW	4.980	03/20/2024	04/02/2024		CAD 100,000	Province of British Columbia Canada 2.800% due 06/18/2048	(19,521)	73,825	73,946
						Province of Quebec 2.850% due 12/01/2053	(57,230)
	4.980	03/21/2024	04/04/2024		230,000	Province of Manitoba 2.050% due 06/02/2031	(65,849)	169,798	170,053
						Province of Ontario 2.150% due 06/02/2031	(6,921)
						Province of Quebec 3.100% due 12/01/2051	(102,770)
DEU	5.390	03/28/2024	04/01/2024		$ 5,000	U.S. Treasury Bonds 4.000% due 11/15/2052	(5,141)	5,000	5,003
	5.430	03/28/2024	04/01/2024		44,800	U.S. Treasury Bonds 4.000% due 11/15/2052	(9,354)	44,800	44,827
						U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(36,614)
	5.450	04/01/2024	04/02/2024		84,800	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(87,063)	84,800	84,800
FICC	2.600	03/28/2024	04/01/2024		9,404	U.S. Treasury Notes 5.000% due 09/30/2025	(9,592)	9,404	9,407
	5.330	03/28/2024	04/01/2024		70,000	U.S. Treasury Bonds 4.250% due 02/15/2054	(71,400)	70,000	70,041
JPS	5.320	03/14/2024	TBD	(2)	338,439	U.S. Treasury Bonds 2.000% - 3.875% due 08/15/2040 - 08/15/2051	(341,414)	338,439	339,339
	5.430	03/28/2024	04/01/2024		23,300	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(23,794)	23,300	23,314
	5.450	04/01/2024	04/02/2024		102,000	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(45,829)	102,000	102,000
						U.S. Treasury Notes 5.000% due 09/30/2025	(58,247)
MEI	4.960	03/26/2024	04/01/2024		CAD 200,000	Canada Government Bond 4.500% due 05/01/2026	(151,107)	147,650	147,771
	4.970	03/11/2024	04/01/2024		50,000	Canada Government Bond 4.500% due 11/01/2025	(37,962)	36,913	37,019
	4.970	03/12/2024	04/01/2024		250,000	Canada Government Bond 3.500% due 08/01/2025	(188,941)	184,563	185,066
NXN	5.380	03/28/2024	04/01/2024		$ 287,100	U.S. Treasury Bonds 4.000% due 11/15/2052	(294,386)	287,100	287,272
SAL	5.260	03/28/2024	04/01/2024		75,000	U.S. Treasury Notes 4.875% due 11/30/2025	(77,728)	75,000	75,044
	5.390	04/01/2024	04/02/2024		15,900	U.S. Treasury Notes 0.875% due 06/30/2026	(16,246)	15,900	15,900
	5.400	03/28/2024	04/01/2024		1,084,900	U.S. Treasury Notes 0.875% due 06/30/2026	(1,108,428)	1,084,900	1,085,551
SCX	5.450	04/01/2024	04/02/2024		2,900	U.S. Treasury Notes 2.750% due 05/31/2029	(2,957)	2,900	2,900
SSB	2.600	03/28/2024	04/01/2024		2,915	U.S. Treasury Notes 1.750% due 11/15/2029(3)	(2,973)	2,915	2,916
TDM	5.410	03/28/2024	04/01/2024		100	U.S. Treasury Bonds 2.000% due 11/15/2041	(106)	100	100

Total Repurchase Agreements							$(9,103,794)	$8,900,654	$8,908,604

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$207,028	$0	$0	$207,028	$(209,314)	$(2,286)
BOO	0	0	0	0	8,896	8,896
BOS	5,521,572	0	0	5,521,572	(5,641,213)	(119,641)
BPS	414,735	0	0	414,735	(422,875)	(8,140)
BRC	3,000	0	0	3,000	(3,059)	(59)
CEW	243,999	0	0	243,999	(250,478)	(6,479)
DEU	134,630	0	0	134,630	(138,172)	(3,542)
FICC	79,448	0	0	79,448	(80,992)	(1,544)
JPS	464,653	0	0	464,653	(474,505)	(9,852)
MEI	369,856	0	0	369,856	(373,964)	(4,108)
NXN	287,272	0	0	287,272	(294,386)	(7,114)
SAL	1,176,495	0	0	1,176,495	(1,202,402)	(25,907)
SCX	2,900	0	0	2,900	(2,957)	(57)
SSB	2,916	0	0	2,916	(2,973)	(57)
TDM	100	0	0	100	(106)	(6)

Total Borrowings and Other Financing Transactions	$8,908,604	$0	$0

184	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Cash of $20,515 has been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)	Collateral is held in custody by the counterparty.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	AUD	97		$64	$0	$0
	04/2024		$675	AUD	1,030	0	(4)
	05/2024		64		97	0	0

BOA	04/2024	AUD	136		$89	0	0
	04/2024	CAD	180,319		132,973	0	(199)
	04/2024	JPY	522,701		3,459	7	0
	04/2024		$878	DKK	6,037	0	(5)
	04/2024		595	GBP	470	0	(2)
	05/2024	CAD	121,000		$89,894	470	0
	05/2024		$89	AUD	136	0	0
	05/2024		927	DKK	6,358	0	(6)
	05/2024		3,459	JPY	520,325	0	(7)

BPS	04/2024		131	AUD	202	0	0
	04/2024		17,401	CAD	23,614	39	0
	04/2024		642	GBP	507	0	(1)
	05/2024		1,177	DKK	8,094	0	(5)

BRC	05/2024	JPY	260,000		$1,803	74	0

CBK	04/2024	CAD	131,400		97,592	526	0

FAR	04/2024		837,699		618,127	669	(1,225)
	04/2024	JPY	892,584		5,903	8	0
	05/2024		$5,903	JPY	888,535	0	(7)

JPM	04/2024	CAD	71,258		$52,931	306	0
	06/2024	KRW	270,245		207	6	0

MBC	04/2024	CAD	20,100		14,797	0	(53)
	04/2024		$1,421	AUD	2,188	5	0
	04/2024		12,467	CAD	16,942	44	0
	04/2024		4,068	JPY	609,643	0	(41)
	05/2024		1,979	DKK	13,645	0	(3)
	04/2025	DKK	779,400		$114,973	0	(42)

MYI	04/2024	CAD	16,800		12,561	149	0
	04/2024	JPY	27,000,000		189,176	10,671	0
	05/2024	CAD	121,200		90,622	1,073	0
	06/2024	KRW	37,054		28	1	0

NGF	04/2024	CAD	19,900		14,665	0	(34)

RBC	04/2024		$105	DKK	720	0	(1)
	01/2025	DKK	97,400		$14,298	0	(6)

RYL	01/2025		593,300		86,966	0	(165)

SCX	04/2024	CAD	200,163		147,381	0	(444)
	04/2024		$1,126	DKK	7,721	0	(10)
	04/2024		83	GBP	65	0	0

SSB	04/2024	CAD	23,600		$17,427	0	(2)
	04/2024	JPY	93,000,000		655,675	40,826	0

TOR	04/2024	CAD	3,200		2,369	5	0
	04/2024		$5,043	AUD	7,694	0	(28)
	04/2024		5,405	JPY	807,753	0	(69)
	05/2024		76	AUD	116	0	0
	04/2025	DKK	584,600		$85,805	0	(463)

UAG	04/2024	AUD	10,764		7,036	19	0
	04/2024		$283	GBP	223	0	(1)
	05/2024		7,041	AUD	10,764	0	(20)

Total Forward Foreign Currency Contracts						$54,898	$(2,843)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	185

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	(Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	5.400% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/11/2024	$	650,000	$0	$(114)	$0	$(114)

	Receive	U.S. Treasury Inflation Protected Securities	N/A	5.400% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/22/2024		245,000	0	(121)	0	(121)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	5.390% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/09/2024		50,000	0	(24)	0	(24)

Total Swap Agreements									$0	$(259)	$0	$(259)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
AZD	$0	$0	$0	$0	$(4)	$0	$0	$(4)	$(4)	$0	$(4)
BOA	477	0	0	477	(219)	0	0	(219)	258	(940)	(682)
BPS	39	0	0	39	(6)	0	0	(6)	33	0	33
BRC	74	0	0	74	0	0	0	0	74	(80)	(6)
CBK	526	0	0	526	0	0	0	0	526	(910)	(384)
FAR	677	0	0	677	(1,232)	0	0	(1,232)	(555)	(1,020)	(1,575)
JPM	312	0	0	312	0	0	0	0	312	(577)	(265)
MBC	49	0	0	49	(139)	0	0	(139)	(90)	360	270
MYC	0	0	0	0	0	0	(259)	(259)	(259)	(550)	(809)
MYI	11,894	0	0	11,894	0	0	0	0	11,894	(13,059)	(1,165)
NGF	0	0	0	0	(34)	0	0	(34)	(34)	0	(34)
RBC	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
RYL	0	0	0	0	(165)	0	0	(165)	(165)	373	208
SCX	0	0	0	0	(454)	0	0	(454)	(454)	0	(454)
SSB	40,826	0	0	40,826	(2)	0	0	(2)	40,824	(40,280)	554
TOR	5	0	0	5	(560)	0	0	(560)	(555)	604	49
UAG	19	0	0	19	(21)	0	0	(21)	(2)	0	(2)

Total Over the Counter	$54,898	$0	$0	$54,898	$(2,843)	$0	$(259)	$(3,102)

(i)

Securities with an aggregate market value of $1,337 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

186	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$54,898	$0	$54,898
Swap Agreements	0	0	0	0	0	0

	$0	$0	$0	$54,898	$0	$54,898

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,843	$0	$2,843
Swap Agreements	0	0	0	0	259	259

	$0	$0	$0	$2,843	$259	$3,102

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$303,345	$0	$303,345
Swap Agreements	0	0	0	0	2,305	2,305

	$0	$0	$0	$303,345	$2,305	$305,650

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$55,259	$0	$55,259
Swap Agreements	0	0	0	0	(260)	(260)

	$0	$0	$0	$55,259	$(260)	$54,999

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,358,293	$0	$2,358,293
Industrials	0	743,940	0	743,940
Utilities	0	174,770	0	174,770
U.S. Government Agencies	0	205,165	0	205,165
U.S. Treasury Obligations	0	1,517,935	0	1,517,935
Asset-Backed Securities	0	60,983	0	60,983
Sovereign Issues	0	55,194	0	55,194
Short-Term Instruments
Commercial Paper	0	1,300,430	0	1,300,430
Repurchase Agreements	0	8,900,654	0	8,900,654
Short-Term Notes	0	18,516	0	18,516
Japan Treasury Bills	0	794,428	0	794,428
U.S. Treasury Bills	0	76,089	0	76,089

Total Investments	$0	$16,206,397	$0	$16,206,397

Category and Subcategor y	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Assets
Over the counter	$0	$54,898	$0	$54,898

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3,102)	$0	$(3,102)

Total Financial Derivative Instruments	$0	$51,796	$0	$51,796

Totals	$0	$16,258,193	$0	$16,258,193

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	187

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the portfolios (each, a “Portfolio” and collectively, the “Portfolios”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolios.

PIMCO International Portfolio, PIMCO Short Asset Portfolio, and PIMCO Short-Term Floating NAV Portfolio III each have organized a wholly-owned subsidiary organized under the laws of the state of Delaware, each a “Subsidiary”. See Note 14, Basis for Consolidation, in the Notes to Financial Statements for more information regarding each Subsidiary.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

Hereinafter, the Board of Trustees of the Portfolios shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes A Portfolio may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which a Portfolio invests. These foreign taxes, if any, are paid by a Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities

188	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2024

denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Portfolio.

Distribution Frequency

Portfolio Name	Declared	Distributed

PIMCO Short-Term Floating NAV Portfolio II	Daily	Monthly

PIMCO Short Asset Portfolio	Daily	Monthly

PIMCO Short-Term Floating NAV Portfolio III	Daily	Monthly

PIMCO ABS and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO EM Bond and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO High Yield and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Investment Grade Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Long Duration Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Low Duration Portfolio	Quarterly	Quarterly

PIMCO Moderate Duration Portfolio	Quarterly	Quarterly

PIMCO Mortgage and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Municipal Portfolio	Quarterly	Quarterly

PIMCO Real Return Portfolio	Quarterly	Quarterly

PIMCO Short-Term Portfolio	Quarterly	Quarterly

PIMCO U.S. Government and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO International Portfolio	Quarterly	Quarterly

Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year. A Portfolio may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if a Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and

ANNUAL REPORT	|	MARCH 31, 2024	189

Notes to Financial Statements	(Cont.)

paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolios’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolios’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Portfolios must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Portfolio’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, with respect to each Portfolio’s, other than the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). With respect to the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III portfolio shares are ordinarily valued as of 3:00 p.m. Eastern time, on each day that the NYSE is open. Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that

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day. Each Portfolio generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Portfolio may calculate its NAV as of the NYSE Close for such day or such other time that a Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) and do not normally take into account trading, clearances or settlements that take place after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close).

A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Portfolio to perform the fair value determination relating to all Portfolio investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of portfolio investments. The Valuation Designee may value portfolio securities for which market quotations are not readily available and other portfolio assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Portfolio’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant

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event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments; and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Portfolio’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Portfolio normally will be taken into account in calculating the NAV. A Portfolio’s whole loan investments, including those originated by a Portfolio or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolios’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Portfolio’s Offering Memorandum.

Under certain circumstances, the per share NAV of a class of a Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

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(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is

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available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the affiliate funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolios’ transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2024 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO ABS and Short-Term Investments Portfolio	$200,572	$2,655,634	$(2,852,000)	$310	$(57)	$4,459	$8,433	$0

PIMCO EM Bond and Short-Term Investments Portfolio	12,887	191,639	(87,700)	(95)	89	116,820	1,380	0

PIMCO High Yield and Short-Term Investments Portfolio	13,304	97,293	(93,801)	13	(4)	16,805	683	0

PIMCO Investment Grade Credit Bond Portfolio	282,246	1,090,364	(1,318,700)	194	(18)	54,086	15,146	0

PIMCO Long Duration Credit Bond Portfolio	285,554	13,463,376	(13,443,200)	(288)	1	305,443	9,633	0

PIMCO Mortgage and Short-Term Investments Portfolio	15,645	990,982	(963,200)	65	(3)	43,489	2,453	0

PIMCO Municipal Portfolio	7,018	47,897	(49,101)	5	(2)	5,817	293	0

PIMCO Real Return Portfolio	4,622	156,867	(155,301)	(7)	0	6,181	163	0

PIMCO Short-Term Portfolio	13,470	146,566	(153,900)	7	(1)	6,142	462	0

PIMCO U.S. Government and Short-Term Investments Portfolio	19,851	1,443,640	(1,425,400)	29	(4)	38,116	913	0

PIMCO International Portfolio	99,231	87,605	(93,400)	(1,148)	1,195	93,483	4,755	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which a Portfolio owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended March 31, 2024 (amounts in thousands†, except number of shares).

PIMCO High Yield and Short-Term Investments Portfolio

Security Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income	Shares Held at 03/31/2024

Xfit Brands, Inc.	$41	$0	$0	$0	$79	$120	$0	$68,040,639

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Bank Obligations in which a Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate

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on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool

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of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Portfolio’s offering memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios as of March 31, 2024, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

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(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Portfolio has used bilateral repurchase agreements wherein the underlying securities will be held by a Portfolio’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms

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and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are

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included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value

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Notes to Financial Statements	(Cont.)

the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the

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specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Notes to Financial Statements	(Cont.)

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in a Portfolio’s offering memorandum for a more detailed description of the risks of investing in a Portfolio.

Small Portfolio Risk is the risk that a smaller portfolio may not achieve investment or trading efficiencies. Additionally, a smaller portfolio may be more adversely affected by large purchases or redemptions of portfolio shares.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Portfolio could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Portfolio. A Portfolio’s use of derivatives or other similar investments may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other

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similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Portfolio’s ability to invest in derivatives, limit a Portfolio’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Portfolio’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Portfolio may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Portfolio’s guidelines), which generally carry higher levels of the foregoing risks.

Collateralized Loan Obligations Risk is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes a Portfolio to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Portfolio may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly.

Extension Risk is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a

Portfolio’s investment in such securities and may prevent a Portfolio from receiving higher interest rates on proceeds reinvested.

Prepayment Risk is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Portfolio foregoing future interest income on the portion of the principal repaid early and may result in a Portfolio being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.”

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Notes to Financial Statements	(Cont.)

Leveraging Risk is the risk that certain transactions of a Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

California State-Specific Risk is the risk that by concentrating its investments in California Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk is the risk that by concentrating its investments in New York Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk is the risk that a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Subsidiary Risk is the risk that, by investing in a Portfolio’s subsidiary, the Portfolio is indirectly exposed to the risks associated with the subsidiary’s investments. Portfolio subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Portfolio.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely or relied in some fashion upon

LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Portfolio, or on certain instruments in which a Portfolio invests, which can be difficult to ascertain and could result in losses to a Portfolio.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Portfolio’s offering memorandum and offering memorandum supplement for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. Additionally, to the extent a Portfolio invests in securities and instruments economically tied to Russia, the Russian invasion of Ukraine may adversely affect the Portfolio’s investments. Please see the Important Information section for additional discussion of the Russian invasion of Ukraine.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In

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addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, a Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The

Portfolios and their shareholders may suffer losses as a result of a cyber security breach related to a Portfolio, its service providers, trading counterparties or the issuers in which a Portfolio invests.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master

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Notes to Financial Statements	(Cont.)

Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. FCM customers, such as the Portfolios, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolios may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolios are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Portfolio’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Investment Advisory Fees and Supervisory and Administrative Fees for each Portfolio are charged at an annual rate as noted in the following table (calculated as a percentage of each Portfolio’s average daily net assets attributable to Each Portfolio):

	Investment Advisory Fee		Supervisory and Administrative Fee
Portfolio Name

PIMCO ABS and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO EM Bond and Short-Term Investments Portfolio	0.02%		0.10%

PIMCO High Yield and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Investment Grade Credit Bond Portfolio	0.02%		0.03%

PIMCO Long Duration Credit Bond Portfolio	0.02%		0.03%

PIMCO Low Duration Portfolio	0.02%		0.03%

PIMCO Moderate Duration Portfolio	0.02%		0.03%

PIMCO Mortgage and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Municipal Portfolio	0.02%		0.03%

PIMCO Real Return Portfolio	0.02%		0.03%

PIMCO Short-Term Portfolio	0.02%		0.03%

PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%

PIMCO U.S. Government and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO International Portfolio	0.02%		0.10%

PIMCO Short Asset Portfolio	0.00%	(1)	0.00%

PIMCO Short-Term Floating NAV Portfolio III	0.00%	(1)	0.00%

(1)

By investing in the Portfolio, each investing fund agrees that 0.005% of the fee that each investing fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolios are responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Portfolios, and any counsel retained exclusively for their benefit (except the PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Portfolios, and any other expenses which are capitalized in accordance with generally accepted accounting principles (except the PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III); and (viii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses.

A Portfolio pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates.

(d) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Portfolios’ Supervisory and Administrative Fee, or reimburse each Portfolio, to the extent that each Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.00049% (the “Expense Limit”). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Pursuant to the Expense Limitation Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Portfolio of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the

ANNUAL REPORT	|	MARCH 31, 2024	209

Notes to Financial Statements	(Cont.)

Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO as of March 31, 2024, were as follows (amounts in thousands†):

	Expiring within

Portfolio Name	12 months	13 - 24 months	25 - 36 months	Total

PIMCO ABS and Short-Term Investments Portfolio	$0	$4	$29	$33

PIMCO EM Bond and Short-Term Investments Portfolio	0	3	3	6

PIMCO High Yield and Short-Term Investments Portfolio	2	2	1	5

PIMCO Investment Grade Credit Bond Portfolio	0	0	22	22

PIMCO Long Duration Credit Bond Portfolio	0	52	166	218

PIMCO Low Duration Portfolio	0	0	11	11

PIMCO Moderate Duration Portfolio	0	1	21	22

PIMCO Mortgage and Short-Term Investments Portfolio	1	7	9	17

PIMCO Municipal Portfolio	0	1	1	2

PIMCO Real Return Portfolio	0	0	2	2

PIMCO Short-Term Portfolio	2	2	2	6

PIMCO Short-Term Floating NAV Portfolio II	0	0	58	58

PIMCO U.S. Government and Short-Term Investments Portfolio	0	7	11	18

PIMCO International Portfolio	0	3	3	6

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Distributor PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO ABS and Short-Term Investments Portfolio	$40,931,291	$38,633,719	$2,005,249	$203,292

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	78,864	26,282

PIMCO High Yield and Short-Term Investments Portfolio	6,990	7,058	129,585	145,640

PIMCO Investment Grade Credit Bond Portfolio	4,588,678	4,300,607	1,228,448	738,330

PIMCO Long Duration Credit Bond Portfolio	52,761,905	50,196,861	4,115,786	3,665,698

PIMCO Low Duration Portfolio	1,213,682	1,462,748	334,413	160,610

PIMCO Moderate Duration Portfolio	12,851,492	12,937,038	482,262	304,655

PIMCO Mortgage and Short-Term Investments Portfolio	69,288,225	67,928,137	109,626	54,603

210	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2024

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Municipal Portfolio	$0	$0	$49,358	$37,844

PIMCO Real Return Portfolio	427,612	58,853	0	0

PIMCO Short-Term Portfolio	2,681,986	2,698,083	48,516	15,355

PIMCO Short-Term Floating NAV Portfolio II	970,557	1,413,616	1,128,087	1,177,286

PIMCO U.S. Government and Short-Term Investments Portfolio	243,615	511,982	210,341	2,060

PIMCO International Portfolio	0	0	38,212	1,461

PIMCO Short Asset Portfolio	411,889	469,277	1,998,588	1,312,779

PIMCO Short-Term Floating NAV Portfolio III	1,643,020	797,224	2,008,284	839,431

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO ABS and Short-Term Investments Portfolio				PIMCO EM Bond and Short-Term Investments Portfolio

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	138,859	$1,615,757	105,601	$1,248,423	5,959	$52,033	5,539	$47,934
Issued as reinvestment of distributions	23,523	270,872	15,689	180,835	2,629	22,974	2,712	23,128
Cost of shares redeemed	(49,685)	(575,634)	(154,971)	(1,817,642)	(5,377)	(47,206)	(12,490)	(107,801)

Net increase (decrease) resulting from Portfolio share transactions	112,697	$1,310,995	(33,681)	$(388,384)	3211	$27,801	(4,239)	$(36,739)

	PIMCO High Yield and Short-Term Investments Portfolio				PIMCO Investment Grade Credit Bond Portfolio

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	1,989	$13,855	5,431	$40,471	118,432	$1,033,538	102,582	$887,818
Issued as reinvestment of distributions	1,928	13,361	2,532	17,790	15,470	135,439	13,294	113,790
Cost of shares redeemed	(6,479)	(45,332)	(49,474)	(354,358)	(118,940)	(1,035,486)	(264,527)	(2,283,682)

Net increase (decrease) resulting from Portfolio share transactions	(2,562)	$(18,116)	(41,511)	$(296,097)	14,962	$133,491	(148,651)	$(1,282,074)

	PIMCO Long Duration Credit Bond Portfolio				PIMCO Low Duration Portfolio

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	891,437	$8,252,390	1,092,161	$10,789,366	21,223	$200,307	52,103	$499,133
Issued as reinvestment of distributions	127,507	1,200,542	152,437	1,444,318	10,584	99,854	6,109	57,505
Cost of shares redeemed	(1,042,595)	(9,571,182)	(1,084,847)	(10,581,360)	(44,255)	(419,395)	(32,040)	(304,306)

Net increase (decrease) resulting from Portfolio share transactions	(23,651)	$(118,250)	159,751	$1,652,324	(12,448)	$(119,234)	26,172	$252,332

	PIMCO Moderate Duration Portfolio				PIMCO Mortgage and Short-Term Investments Portfolio

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	41,699	$372,064	13,602	$125,353	20,822	$164,369	41,961	$339,958
Issued as reinvestment of distributions	15,478	138,005	9,638	85,906	8,116	64,767	7,442	61,310
Cost of shares redeemed	(54,528)	(486,770)	(41,481)	(376,160)	(18,596)	(146,387)	(27,514)	(232,658)

Net increase (decrease) resulting from Portfolio share transactions	2,649	$23,299	(18,241)	$(164,901)	10,342	$82,749	21,889	$168,610

ANNUAL REPORT	|	MARCH 31, 2024	211

Notes to Financial Statements	(Cont.)

	PIMCO Municipal Portfolio				PIMCO Real Return Portfolio

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares~	Amount
Receipts for shares sold	2,369	$14,354	1,930	$11,921	19,688	$238,279	12,560	$166,666
Issued as reinvestment of distributions	707	4,296	656	3,947	758	9,070	522	7,157
Cost of shares redeemed	(1,828)	(11,076)	(5,281)	(32,104)	(2,267)	(26,896)	(4,178)	(62,688)

Net increase (decrease) resulting from Portfolio share transactions	1,248	$7,574	(2,695)	$(16,236)	18,179	$220,453	8,904	$111,135

	PIMCO Short-Term Portfolio				PIMCO Short-Term Floating NAV Portfolio II

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	0	$0	359	$3,130	5,384,212	$53,902,533	6,017,631	$60,202,662
Issued as reinvestment of distributions	1,243	10,995	922	8,161	53,110	531,689	34,195	342,139
Cost of shares redeemed	(3,514)	(31,234)	(14,664)	(130,106)	(6,004,258)	(60,109,586)	(6,261,913)	(62,646,418)

Net increase (decrease) resulting from Portfolio share transactions	(2,271)	$(20,239)	(13,383)	$(118,815)	(566,936)	$(5,675,364)	(210,087)	$(2,101,617)

	PIMCO U.S. Government and Short-Term Investments Portfolio				PIMCO International Portfolio

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	85,584	$564,340	46,929	$330,840	12,602	$76,243	14,953	$87,612
Issued as reinvestment of distributions	7,527	47,654	6,006	39,178	0	0	2,053	12,004
Cost of shares redeemed	(32,477)	(204,903)	(66,792)	(444,054)	(9,057)	(54,242)	(22,124)	(127,007)

Net increase (decrease) resulting from Portfolio share transactions	60,634	$407,091	(13,857)	$(74,036)	3,545	$22,001	(5,118)	$(27,391)

	PIMCO Short Asset Portfolio				PIMCO Short-Term Floating NAV Portfolio III

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	61,985	$600,848	85,682	$839,293	16,591,132	$161,351,284	12,133,200	$117,867,061
Issued as reinvestment of distributions	26,764	259,007	24,563	237,042	81,527	792,806	24,168	234,835
Cost of shares redeemed	(32,750)	(316,949)	(178,897)	(1,752,456)	(16,347,716)	(158,984,461)	(12,197,359)	(118,477,927)

Net increase (decrease) resulting from Portfolio share transactions	55,999	$542,906	(68,652)	$(676,121)	324,943	$3,159,629	(39,991)	$(376,031)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for three reverse share split, effective March 24, 2023, has been retroactively applied.

At a meeting held on February 7, 2023, the Board was notified of a reverse share split for PIMCO Real Return Portfolio (the “Portfolio”), pursuant to which shareholders received one share in exchange for every three shares of the Portfolio.

The reverse share split was effective March 24, 2023. While the reverse share split reduced the number of outstanding shares of the Portfolio, it proportionately increased the NAV per share of the Portfolio such that the aggregate market value of the Portfolio’s shares remained the same. The reverse share split does not alter the rights or total value of a shareholder’s investment in the Portfolio, nor are they a taxable event for Portfolio investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 24, 2023 for the Portfolio has been adjusted to reflect the reverse share split.

The following table discloses the number of persons who owned of record or beneficially 10% or more of the outstanding shares of a Portfolio along with their respective percent ownership, if any, as of March 31, 2024. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

212	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2024

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO EM Bond and Short-Term Investments Portfolio	1	0	14%	0%

PIMCO High Yield and Short-Term Investments Portfolio	1	0	10%	0%

PIMCO Investment Grade Credit Bond Portfolio	1	0	11%	0%

PIMCO Mortgage and Short-Term Investments Portfolio	1	0	15%	0%

PIMCO Municipal Portfolio	1	0	15%	0%

PIMCO Real Return Portfolio	1	0	15%	0%

PIMCO Short-Term Portfolio	3	0	32%	0%

PIMCO U.S. Government and Short-Term Investments Portfolio	1	0	15%	0%

PIMCO International Portfolio	1	0	16%	0%

PIMCO Short Asset Portfolio	0	3	0%	69%

PIMCO Short-Term Floating NAV Portfolio III	0	1	0%	51%

14. BASIS FOR CONSOLIDATION

PIMCO International Portfolio Subsidiary, LLC (Delaware limited liability company), PIMCO Short Asset Portfolio Subsidiary, LLC (Delaware limited liability company) and PIMCO Short-Term Floating NAV III Subsidiary, LLC (Delaware limited liability company), (each a “Subsidiary”) were incorporated as wholly owned subsidiaries acting as investment vehicles for the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III respectively, (each a “Consolidated Portfolio”) in order to effect certain investments for the Consolidated Portfolio consistent with each Consolidated Portfolio’s investment objectives and policies as specified in their respective offering memorandum and offering memorandum supplement. Each Consolidated Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Portfolio and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Portfolio and its respective Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III and their Subsidiaries comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of each Subsidiary to its respective Consolidated Portfolio.

Portfolio name	Subsidiary	Date of Formation	Subsidiary % of Consolidated Portfolio Net Assets†
PIMCO International Portfolio	PIMCO International Portfolio Subsidiary, LLC	03/20/2014	20.6%
PIMCO Short Asset Portfolio	PIMCO Short Asset Portfolio Subsidiary, LLC	03/01/2017	0.1%
PIMCO Short-Term Floating NAV Portfolio III	PIMCO Short-Term Floating NAV III Subsidiary, LLC	03/20/2014	5.4%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

15. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of March 31, 2024, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax

ANNUAL REPORT	|	MARCH 31, 2024	213

Notes to Financial Statements	(Cont.)

authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO ABS and Short-Term Investments Portfolio	$0	$58,244	$0	$(117,723)	$0	$(233,089)	$0	$0	$(292,568)

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	0	(27,832)	0	(9,539)	0	(18,859)	(56,230)

PIMCO High Yield and Short-Term Investments Portfolio	0	2,857	0	(10,071)	0	(39,082)	0	0	(46,296)

PIMCO Investment Grade Credit Bond Portfolio	0	14,839	0	(152,426)	0	(221,398)	0	0	(358,985)

PIMCO Long Duration Credit Bond Portfolio	0	225,547	0	(3,703,043)	0	(1,639,577)	0	0	(5,117,073)

PIMCO Low Duration Portfolio	0	10,697	0	(19,349)	0	(83,484)	0	0	(92,136)

PIMCO Moderate Duration Portfolio	0	17,646	0	(56,406)	0	(404,084)	0	0	(442,844)

PIMCO Mortgage and Short-Term Investments Portfolio	0	10,486	0	(125,666)	0	(292,667)	0	0	(407,847)

PIMCO Municipal Portfolio	908	0	0	(216)	0	(7,236)	0	0	(6,544)

PIMCO Real Return Portfolio	0	1,168	0	(21,576)	0	(37,185)	0	0	(57,593)

PIMCO Short-Term Portfolio	0	4,186	0	2,014	0	(96,852)	0	0	(90,652)

PIMCO Short-Term Floating NAV Portfolio II	0	0	0	1,802	(150)	0	(83)	0	1,569

PIMCO U.S. Government and Short-Term Investments Portfolio	0	3,741	0	(517,085)	0	(422,341)	0	0	(935,685)

PIMCO International Portfolio	0	9,294	0	8,861	0	(79,643)	0	0	(61,488)

PIMCO Short Asset Portfolio	0	0	0	(75,989)	0	(180,433)	0	(14,050)	(270,472)

PIMCO Short-Term Floating NAV Portfolio III	0	34,750	0	(37,752)	0	(32,096)	0	0	(35,098)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, sale/buyback transactions, interest accrued on defaulted securities, return of capital distributions from underlying funds, and short positions.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO ABS and Short-Term Investments Portfolio	$217,676	$15,413

PIMCO EM Bond and Short-Term Investments Portfolio	9,539	0

PIMCO High Yield and Short-Term Investments Portfolio	0	39,082

PIMCO Investment Grade Credit Bond Portfolio	68,024	153,374

PIMCO Long Duration Credit Bond Portfolio	809,412	830,165

PIMCO Low Duration Portfolio	63,574	19,910

PIMCO Moderate Duration Portfolio	288,671	115,413

PIMCO Mortgage and Short-Term Investments Portfolio	249,179	43,488

PIMCO Municipal Portfolio	1,260	5,976

PIMCO Real Return Portfolio*	16,135	21,050

PIMCO Short-Term Portfolio*	19,959	76,893

PIMCO Short-Term Floating NAV Portfolio II	0	0

PIMCO U.S. Government and Short-Term Investments Portfolio	156,359	265,982

PIMCO International Portfolio	55,350	24,293

PIMCO Short Asset Portfolio	66,642	113,791

PIMCO Short-Term Floating NAV Portfolio III	5,272	26,824

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

214	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2024

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO ABS and Short-Term Investments Portfolio	$8,847,515	$294,004	$(411,303)	$(117,299)

PIMCO EM Bond and Short-Term Investments Portfolio	487,559	17,194	(44,597)	(27,403)

PIMCO High Yield and Short-Term Investments Portfolio	163,793	6,390	(16,455)	(10,065)

PIMCO Investment Grade Credit Bond Portfolio	3,949,393	45,236	(197,627)	(152,391)

PIMCO Long Duration Credit Bond Portfolio	36,780,405	457,631	(4,160,238)	(3,702,607)

PIMCO Low Duration Portfolio	2,117,834	10,174	(29,522)	(19,348)

PIMCO Moderate Duration Portfolio	3,506,420	39,874	(96,280)	(56,406)

PIMCO Mortgage and Short-Term Investments Portfolio	5,430,617	35,394	(158,115)	(122,721)

PIMCO Municipal Portfolio	120,132	1,888	(2,103)	(215)

PIMCO Real Return Portfolio	670,759	372	(21,577)	(21,205)

PIMCO Short-Term Portfolio	337,915	23,349	(20,839)	2,510

PIMCO Short-Term Floating NAV Portfolio II	8,592,915	2,292	(490)	1,802

PIMCO U.S. Government and Short-Term Investments Portfolio	2,312,833	31,232	(546,561)	(515,329)

PIMCO International Portfolio	786,713	20,280	(11,261)	9,019

PIMCO Short Asset Portfolio	5,409,466	15,497	(91,450)	(75,953)

PIMCO Short-Term Floating NAV Portfolio III	16,295,916	9,171	(46,894)	(37,723)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, sale/buyback transactions, interest accrued on defaulted securities, return of capital distributions from underlying funds, and short positions.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	March 31, 2024				March 31, 2023

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO ABS and Short-Term Investments Portfolio	$0	$278,206	$0	$0	$0	$185,506	$0	$0

PIMCO EM Bond and Short-Term Investments Portfolio	0	23,501	0	0	0	23,701	0	0

PIMCO High Yield and Short-Term Investments Portfolio	0	12,202	1,363	0	0	18,001	0	0

PIMCO Investment Grade Credit Bond Portfolio	0	137,707	0	0	0	110,433	5,527	0

PIMCO Long Duration Credit Bond Portfolio	0	1,203,051	0	0	0	1,324,679	123,492	0

PIMCO Low Duration Portfolio	0	99,854	0	0	0	57,505	0	0

PIMCO Moderate Duration Portfolio	0	138,005	0	0	0	85,906	0	0

PIMCO Mortgage and Short-Term Investments Portfolio	0	66,302	0	0	0	62,903	0	0

PIMCO Municipal Portfolio	3,890	510	0	0	3,562	488	0	0

PIMCO Real Return Portfolio	0	9,300	0	0	0	5,305	2,041	0

PIMCO Short-Term Portfolio	0	12,901	0	0	0	9,201	0	0

PIMCO Short-Term Floating NAV Portfolio II	0	536,119	0	0	0	344,927	0	0

PIMCO U.S. Government and Short-Term Investments Portfolio	0	48,854	0	0	0	40,253	0	0

PIMCO International Portfolio	0	0	0	0	0	12,352	0	0

PIMCO Short Asset Portfolio	0	222,008	0	37,095	0	231,084	0	6,217

PIMCO Short-Term Floating NAV Portfolio III	0	792,958	0	0	0	234,847	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2024	215

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios listed in the table below (sixteen of the portfolios constituting PIMCO Funds, hereafter collectively referred to as the “Portfolios”) as of March 31, 2024, the related statements of operations, of changes in net assets and, for the portfolios indicated in the table below, of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios listed in the table below as of March 31, 2024, the results of each of their operations, the changes in each of their net assets and, for the portfolios indicated in the table below, each of their cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the five years in the period ended March 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

PIMCO ABS and Short-Term Investments Portfolio(1)

PIMCO EM Bond and Short-Term Investments Portfolio(1)

PIMCO High Yield and Short-Term Investments Portfolio(1)

PIMCO Investment Grade Credit Bond Portfolio(1)

PIMCO Long Duration Credit Bond Portfolio(2)

PIMCO Low Duration Portfolio(1)

PIMCO Moderate Duration Portfolio(1)

PIMCO Mortgage and Short-Term Investments Portfolio(1)

PIMCO Municipal Portfolio(1)

PIMCO Real Return Portfolio(2)

PIMCO Short-Term Portfolio(1)

PIMCO Short-Term Floating NAV Portfolio II(1)

PIMCO U.S. Government and Short-Term Investments Portfolio(1)

PIMCO International Portfolio(1)*

PIMCO Short Asset Portfolio(1)*

PIMCO Short-Term Floating NAV Portfolio III(1)*

(1)	Statement of operations for the year ended March 31, 2024 and statement of changes in net assets for the years ended March 31, 2024 and 2023
(2)	Statement of operations and statement of cash flows for the year ended March 31, 2024, and statement of changes in net assets for the years ended March 31, 2024 and 2023
*	The financial statements for PIMCO International Portfolio, PIMCO Short Asset Portfolio, PIMCO Short-Term Floating NAV Portfolio III are presented on a consolidated basis

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

216	PRIVATE ACCOUNT PORTFOLIO SERIES

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2024	217

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC

BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International, Inc.

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	NXN	Natixis New York

BOO	BoA Securities, Inc (Repo Only)	GRE	NatWest Markets Securities, Inc.	RBC	Royal Bank of Canada

BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	RCY	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	NatWest Markets Plc

BSN	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.

CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London

CDC	Natixis Securities Americas LLC	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CDI	Natixis Singapore	JPS	J.P. Morgan Securities LLC	STR	State Street FICC Repo

CEW	Canadian Imperial Bank of Commerce World Markets	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC

CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

CKL	Citibank N.A. London	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC

DUB	Deutsche Bank AG

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	HUF	Hungarian Forint	PEN	Peruvian New Sol

BRL	Brazilian Real	IDR	Indonesian Rupiah	SGD	Singapore Dollar

CAD	Canadian Dollar	ILS	Israeli Shekel	THB	Thai Baht

CLP	Chilean Peso	INR	Indian Rupee	TRY	Turkish New Lira

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TWD	Taiwanese Dollar

DKK	Danish Krone	KRW	South Korean Won	USD (or $)	United States Dollar

EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	ICE	IntercontinentalExchange®	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CPTFEMU	Eurozone HICP ex-Tobacco Index	SOFR	Secured Overnight Financing Rate

BBSW3M	3 Month Bank Bill Swap Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFRINDX	Secured Overnight Financing Rate Index

CAONREPO	Canadian Overnight Repo Rate Average	FEDL01	Federal funds effective rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	TSFR1M	Term SOFR 1-Month

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	TSFR3M	Term SOFR 3-Month

CDX.IG	Credit Derivatives Index - Investment Grade	MUTKCALM	Tokyo Overnight Average Rate	US0003M	ICE 3-Month USD LIBOR

CMBX	Commercial Mortgage-Backed Index

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration	PSF	Public School Fund

BAM	Build America Mutual Assurance	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

ABS	Asset-Backed Security	BRL-CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind

AID	Agency International Development	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	DAC	Designated Activity Company	RMBS	Residential Mortgage-Backed Security

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding

218	PRIVATE ACCOUNT PORTFOLIO SERIES

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolios’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Portfolios intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO ABS and Short-Term Investments Portfolio	0%	0%	$278,206	$0	$214,407

PIMCO EM Bond and Short-Term Investments Portfolio	0%	0%	23,501	0	21,095

PIMCO High Yield and Short-Term Investments Portfolio	0%	0%	12,202	0	10,344

PIMCO Investment Grade Credit Bond Portfolio	3.90%	4.90%	137,707	0	104,743

PIMCO Long Duration Credit Bond Portfolio	0%	5%	1,203,051	0	805,938

PIMCO Low Duration Portfolio	0%	0%	99,854	0	85,928

PIMCO Moderate Duration Portfolio	0%	0%	138,005	0	114,874

PIMCO Mortgage and Short-Term Investments Portfolio	0%	0%	66,302	0	42,152

PIMCO Municipal Portfolio	0%	0%	4,400	0	0

PIMCO Real Return Portfolio	0%	0%	9,300	0	4,259

PIMCO Short-Term Portfolio	0%	0%	12,901	0	8,232

PIMCO Short-Term Floating NAV Portfolio II	0%	0%	536,119	0	508,263

PIMCO U.S. Government and Short-Term Investments Portfolio	0%	0%	48,854	0	20,420

PIMCO International Portfolio	0%	0%	0	0	0

PIMCO Short Asset Portfolio	0%	0%	128,888	0	204,701

PIMCO Short-Term Floating NAV Portfolio III	0%	0%	792,958	0	460,328

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

ANNUAL REPORT	|	MARCH 31, 2024	219

Federal Income Tax Information	(Cont.)	(Unaudited)

Section 199A Dividends. Non-corporate portfolio shareholders of the portfolios below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the portfolios as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO ABS and Short-Term Investments Portfolio	0%

PIMCO EM Bond and Short-Term Investments Portfolio	0%

PIMCO High Yield and Short-Term Investments Portfolio	0%

PIMCO Investment Grade Credit Bond Portfolio	0%

PIMCO Long Duration Credit Bond Portfolio	0%

PIMCO Low Duration Portfolio	0%

PIMCO Moderate Duration Portfolio	0%

PIMCO Mortgage and Short-Term Investments Portfolio	0%

PIMCO Municipal Portfolio	0%

PIMCO Real Return Portfolio	0%

PIMCO Short-Term Portfolio	0%

PIMCO Short-Term Floating NAV Portfolio II	0%

PIMCO U.S. Government and Short-Term Investments Portfolio	0%

PIMCO International Portfolio	0%

PIMCO Short Asset Portfolio	0%

PIMCO Short-Term Floating NAV Portfolio III	0%

220	PRIVATE ACCOUNT PORTFOLIO SERIES

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2024	221

Management of the Trust	(Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

222	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2024	223

Privacy Policy[1]	(Unaudited)

The Portfolios2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Portfolio in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Portfolios or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Portfolios or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Portfolios”).

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor and does not provide brokerage services or any financial advice to investors in the Portfolios solely because it distributes the Portfolios. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

224	PRIVATE ACCOUNT PORTFOLIO SERIES

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024.

The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

ANNUAL REPORT	|	MARCH 31, 2024	225

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Portfolios estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2024 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO ABS and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.3378	$0.0000	$0.0000	$0.3378

March 2024	$0.0723	$0.0000	$0.0000	$0.0723

PIMCO EM Bond and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.1008	$0.0000	$0.0000	$0.1008

March 2024	$0.1758	$0.0000	$0.0000	$0.1758

PIMCO High Yield and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.1578	$0.0000	$0.0000	$0.1578

March 2024	$0.1842	$0.0000	$0.0000	$0.1842

PIMCO Investment Grade Credit Bond Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.1861	$0.0000	$0.0000	$0.1861

March 2024	$0.0409	$0.0000	$0.0000	$0.0409

PIMCO Long Duration Credit Bond Portfolio Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.1911	$0.0000	$0.0000	$0.1911

March 2024	$0.1034	$0.0000	$0.0000	$0.1034

PIMCO Low Duration Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.2389	$0.0000	$0.0000	$0.2389

March 2024	$0.0684	$0.0000	$0.0000	$0.0684

PIMCO Moderate Duration Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.2088	$0.0000	$0.0000	$0.2088

March 2024	$0.0506	$0.0000	$0.0000	$0.0506

PIMCO Mortgage and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.1924	$0.0000	$0.0000	$0.1924

March 2024	$0.0678	$0.0000	$0.0000	$0.0678

PIMCO Municipal Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.0814	$0.0000	$0.0000	$0.0814

March 2024	$0.0776	$0.0000	$0.0000	$0.0776

226	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

PIMCO Real Return Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.1555	$0.0000	$0.0000	$0.1555

March 2024	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO Short-Term Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.1593	$0.0000	$0.0000	$0.1593

March 2024	$0.2290	$0.0000	$0.0000	$0.2290

PIMCO Short-Term Floating NAV Portfolio II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0449	$0.0000	$0.0000	$0.0449

November 2023	$0.0454	$0.0000	$0.0000	$0.0454

December 2023	$0.0480	$0.0000	$0.0000	$0.0480

January 2024	$0.0448	$0.0000	$0.0000	$0.0448

February 2024	$0.0435	$0.0000	$0.0000	$0.0435

March 2024	$0.0464	$0.0000	$0.0000	$0.0464

PIMCO U.S. Government and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.0793	$0.0000	$0.0000	$0.0793

March 2024	$0.0390	$0.0000	$0.0000	$0.0390

PIMCO International Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.0000	$0.0000	$0.0000	$0.0000

March 2024	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO Short Asset Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0408	$0.0000	$0.0024	$0.0432

November 2023	$0.0426	$0.0000	$0.0016	$0.0442

December 2023	$0.0451	$0.0000	$0.0018	$0.0469

January 2024	$0.0423	$0.0000	$0.0015	$0.0438

February 2024	$0.0425	$0.0000	$0.0010	$0.0435

March 2024	$0.0442	$0.0000	$0.0011	$0.0453

PIMCO Short-Term Floating NAV Portfolio III	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0351	$0.0000	$0.0092	$0.0443

November 2023	$0.0358	$0.0000	$0.0089	$0.0447

December 2023	$0.0386	$0.0000	$0.0090	$0.0476

January 2024	$0.0362	$0.0000	$0.0080	$0.0442

February 2024	$0.0370	$0.0000	$0.0052	$0.0422

March 2024	$0.0406	$0.0000	$0.0044	$0.0450

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a Portfolio distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	MARCH 31, 2024	227

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

PAPS3016AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

Private Account Portfolio Series

PIMCO All Asset: Multi-RAE PLUS Fund

PIMCO All Authority: Multi-RAE PLUS Fund

PIMCO All Asset: Multi-Real Fund

(1)	Consolidated Schedule of Investments

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PRIVATE ACCOUNT PORTFOLIO SERIES

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset: Multi-RAE PLUS Fund, PIMCO All Authority: Multi-RAE PLUS Fund and PIMCO All Asset: Multi-Real Fund (each, a “Fund” and collectively, the “Funds”).

Shares of the PIMCO All Asset: Multi-Real Fund and PIMCO All Asset: Multi-RAE PLUS Fund may be purchased only by the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and the PIMCO All Asset Portfolio, a series of PIMCO Variable Insurance Trust. Shares of the PIMCO All Authority: Multi-RAE PLUS Fund may be purchased only by the PIMCO All Asset All Authority Fund, a series of PIMCO Funds. The PIMCO All Asset: Multi-Real Fund may invest directly or indirectly (through investment in a wholly-owed subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility that investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to offering memorandum and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or

ANNUAL REPORT	|	MARCH 31, 2024	3

Important Information About the Funds	(Cont.)

price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries, has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable). The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO All Asset: Multi-Real Fund	09/22/20	Non-diversified
PIMCO All Authority: Multi-RAE PLUS Fund	08/23/22	Non-diversified
PIMCO All Asset: Multi-RAE PLUS Fund	10/06/20	Non-diversified

4	PRIVATE ACCOUNT PORTFOLIO SERIES

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

Daily updates on the net asset value of a Fund may be obtained by calling (888) 87-PIMCO.

SEC rules allow a Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

ANNUAL REPORT	|	MARCH 31, 2024	5

Important Information About the Funds	(Cont.)

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO All Asset: Multi-RAE PLUS Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of March 31, 2024†§

Asset-Backed Securities	34.5%

Short-Term Instruments‡	21.5%

U.S. Government Agencies	18.1%

Corporate Bonds & Notes	8.2%

Non-Agency Mortgage-Backed Securities	8.1%

U.S. Treasury Obligations	6.8%

Common Stocks	2.2%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	Fund Inception (10/06/20)
PIMCO All Asset: Multi-RAE PLUS Fund	14.32%	8.42%
MSCI All Country World Value Index	18.01%	12.73%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Asset: Multi-RAE PLUS Fund seeks total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposures to a portfolio of stocks and complementing these equity exposures with an absolute return bond alpha strategy (“AR Bond Alpha Strategy”). In addition to long equity exposures, the Fund may also obtain short exposure to equity markets, but will not normally seek to obtain a net short equity exposure. In managing the Fund’s equity exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to different equity markets, segments and issuers, such as global regions and countries, sectors and market capitalizations. The Fund may principally use derivatives instruments (such as, but not limited to, forwards, futures contracts, swap agreements or options) or other similar investments to obtain its equity exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of long and short equity exposures for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to U.S. large cap equities contributed to performance, as the value of these securities increased.

»	Long exposure to developed ex-U.S. equities contributed to performance, as the value of these securities increased.

»	Long exposure to U.S. small cap equities contributed to performance, as the value of these securities increased.

»	Long exposure to emerging market equities contributed to performance, as the value of these securities increased.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Securitized credit spread exposure, particularly through non-agency residential mortgage-backed securities, contributed to performance, as spreads tightened.

»	Collateralized loan obligations spread exposure contributed to performance, as spreads tightened.

»	Investment grade corporate credit spread exposure contributed to performance, as spreads tightened.

»	Short and long exposure to Australian duration contributed to performance, as Australian interest rates rose initially when the Fund was short and then interest rates fell when the Fund was long.

»	Long exposure to U.S. duration detracted from performance, as U.S. Treasury yields rose.

»	There are no other material contributors or detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2024	7

PIMCO All Authority: Multi-RAE PLUS Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of March 31, 2024†§

Asset-Backed Securities	29.7%

U.S. Government Agencies	20.4%

Non-Agency Mortgage-Backed Securities	17.4%

Short-Term Instruments‡	12.1%

U.S. Treasury Obligations	9.6%

Corporate Bonds & Notes	7.7%

Common Stocks	2.4%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	Fund Inception (08/23/22)
PIMCO All Authority: Multi-RAE PLUS Fund	(1.22)%	0.57%
MSCI All Country World Value Index	18.01%	12.65%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Authority: Multi-RAE PLUS Fund seeks total return, consistent with prudent investment management, under normal circumstances, by obtaining long and short exposures to a portfolio of stocks and complementing these equity exposures with an absolute return bond alpha strategy (“AR Bond Alpha Strategy”). While the Fund is expected in most market environments to have a net long equity exposure, it may have a net short equity exposure under certain market conditions. In managing the Fund’s equity exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to different equity markets, segments and issuers, such as global regions and countries, sectors and market capitalizations. The Fund may principally use derivatives instruments (such as, but not limited to, forwards, futures contracts, swap agreements or options) or other similar investments to obtain its equity exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of long and short equity exposures for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to developed ex-U.S. equities contributed to performance, as the value of these securities increased.

»	Long exposure to emerging market equities contributed to performance, as the value of these securities increased.

»	Long exposure to U.S. small cap equities contributed to performance, as the value of these securities increased.

»	Inverse exposure to U.S. large cap equities detracted from performance, as the value of securities, tied to inverse U.S. equity exposure, decreased.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Investment grade corporate credit spread exposure contributed to performance, as spreads tightened.

»	Securitized credit spread exposure, particularly through non-agency residential mortgage-backed securities (“MBS”), contributed to performance, as spreads tightened.

»	Securitized credit spread exposure, particularly through non-agency commercial MBS, contributed to performance, as spreads tightened.

»	Collateralized loan obligations spread exposure contributed to performance, as spreads tightened.

»	Securitized credit spread exposure, particularly through asset-backed securities, contributed to performance, as spreads tightened.

»	Long exposure to U.S. duration detracted from performance, as U.S. Treasury yields rose.

»	There are no other material contributors or detractors for this Fund.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO All Asset: Multi-Real Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Treasury Obligations	59.2%

Short-Term Instruments‡	11.6%

Real Estate Investment Trusts	11.0%

U.S. Government Agencies	8.8%

Asset-Backed Securities	5.4%

Sovereign Issues	2.5%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	Fund Inception (09/22/20)
PIMCO All Asset: Multi-Real Fund	5.90%	13.33%
Bloomberg U.S. TIPS Index	0.45%	(0.34)%
50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index	5.37%	11.96%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Asset: Multi-Real Fund seeks real return, consistent with prudent investment management, by investing under normal circumstances in derivatives linked to real assets, such as real estate-linked derivative instruments, commodity-linked derivative instruments and master limited partnership- (“MLP”) linked derivative instruments, and complementing these exposures with a portfolio of inflation-linked securities and other Fixed Income Instruments. Real Assets are defined as investments that are expected to preserve their value in periods of high or rising inflation, such as real estate, commodities and companies involved with natural resources such as MLPs. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities and may also be represented by forwards or derivatives such as options, futures contracts or swap agreements. In managing the Fund’s exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to various Real Asset exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of Real Assets for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to a diversified mix of commodities detracted from absolute performance, as commodities, as measured by the Bloomberg Commodity Index Total Return, posted losses.

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs, as measured by the Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index, posted positive returns.

»	Exposure to master limited partnerships (MLPs) contributed to absolute performance, as MLPs, as measured by the Alerian MLP Index and Alerian Midstream Energy TR Index, posted positive returns.

»	The Fund’s structural bond alpha strategy detracted from performance. Highlights about the drivers of performance come from two main sources:

»	The Fund’s structural bond alpha strategy detracted from performance, as real yields rose and the structural allocation to U.S. Treasury Inflation-Protected Securities underperformed the financing rate used to obtain the Fund’s exposures.

»	The Fund’s asset class selection alpha strategy partially offset the structural bond alpha strategy by generating positive returns. Highlights about the drivers of performance include the following:

»	Security selection within the Fund’s commodity exposure contributed to performance.

»	Security selection within the Fund’s REITs exposure detracted from performance.

»	Security selection within the Fund’s bond exposure contributed to performance. Main drivers of bond exposure performance include:

»	The Fund’s short exposure to the German yield curve, which generally rose, contributed to performance.

»	Securitized credit spread exposure, particularly through collateralized loan obligations, contributed to performance, as spreads tightened.

»	Securitized credit spread exposure, particularly through agency residential mortgage-backed securities, contributed to performance, as spreads tightened.

»	There are no other material contributors or detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2024	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Fund, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset: Multi-RAE PLUS Fund	$1,000.00	$1,111.50	$6.09	$1,000.00	$1,019.10	$5.82	1.16%
PIMCO All Authority: Multi-RAE PLUS Fund	1,000.00	981.00	5.52	1,000.00	1,019.29	5.62	1.12
PIMCO All Asset: Multi-Real Fund (Consolidated)	1,000.00	1,105.80	19.95	1,000.00	1,005.92	19.00	3.81

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

Benchmark Descriptions

Index*	Benchmark Description

50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index	The benchmark is a blend of 50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index. The Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

MSCI All Country World Value Index	The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed markets countries and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2024	11

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset: Multi-RAE PLUS Fund

03/31/2024	$9.64	$0.42	$0.93	$1.35	$(0.50)	$0.00	$0.00	$(0.50)

03/31/2023	10.38	0.23	(0.97)	(0.74)	0.00	0.00	0.00	0.00

03/31/2022	11.60	(0.00)	(0.36)	(0.36)	(0.80)	(0.06)	0.00	(0.86)

10/06/2020 - 03/31/2021	10.00	(0.01)	2.94	2.93	(1.32)	(0.01)	0.00	(1.33)

PIMCO All Authority: Multi-RAE PLUS Fund

03/31/2024	$9.76	$0.45	$(0.57)	$(0.12)	$(0.60)	$0.00	$0.00	$(0.60)

08/23/2022 - 03/31/2023	10.00	0.18	0.04	0.22	(0.46)	0.00	0.00	(0.46)

PIMCO All Asset: Multi-Real Fund (Consolidated)

03/31/2024	$8.85	$0.22	$0.29	$0.51	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2023	14.26	0.57	(3.35)	(2.78)	(2.52)	(0.11)	0.00	(2.63)

03/31/2022	12.30	0.68	4.60	5.28	(3.21)	(0.11)	0.00	(3.32)

09/22/2020 - 03/31/2021	10.00	0.04	2.64	2.68	(0.38)	0.00	0.00	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

12	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.49	14.32%	$2,555,455	1.11%		1.11%		0.89%		0.89%		4.25%	332%

9.64	(7.13)	2,909,688	0.96		0.96		0.89		0.89		2.45	52

10.38	(3.70)	3,949,906	0.89		0.89		0.89		0.89		(0.04)	57

11.60	29.59	3,218,304	0.90	*	0.90	*	0.89	*	0.89	*	(0.15)*	100

$9.04	(1.22)%	$266,083	1.07%		1.07%		0.89%		0.89%		4.77%	342%

9.76	2.16	447,188	0.98	*	1.00	*	0.89	*	0.91	*	3.11 *	11

$9.12	5.90%	$2,515,828	3.79%		3.86%		0.74%		0.81%		2.59%	161%

8.85	(20.93)	2,489,847	2.70		2.84		0.74		0.88		5.43	117

14.26	46.22	3,042,029	0.79		0.88		0.74		0.83		4.88	96

12.30	26.87	1,621,140	0.81	*	0.88	*	0.75	*	0.82	*	0.70 *	87

ANNUAL REPORT	|	MARCH 31, 2024	13

Statements of Assets and Liabilities	March 31, 2024

(Amounts in thousands†, except per share amounts)	PIMCO All Asset: Multi-RAE PLUS Fund	PIMCO All Authority: Multi-RAE PLUS Fund

Assets:

Investments, at value
Investments in securities*	$2,888,407	$279,818
Investments in Affiliates	139,907	10,547
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,478	252
Over the counter	10,795	1,692
Cash	1,331	1,765
Deposits with counterparty	28,204	5,759
Foreign currency, at value	4,878	780
Receivable for investments sold	40,700	2,682
Receivable for TBA investments sold	143,902	7,755
Interest and/or dividends receivable	8,369	987
Dividends receivable from Affiliates	517	38
Other assets	2	0
Total Assets	3,269,490	312,075

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$1,443	$129
Over the counter	9,442	771
Payable for investments purchased	180,555	4,456
Payable for investments in Affiliates purchased	601	44
Payable for investments purchased on a delayed-delivery basis	17,705	1,854
Payable for TBA investments purchased	463,446	35,730
Deposits from counterparty	38,915	2,805
Accrued investment advisory fees	1,386	145
Accrued supervisory and administrative fees	542	57
Accrued reimbursement to PIMCO	0	1
Total Liabilities	714,035	45,992

Commitments and Contingent Liabilities^

Net Assets	$2,555,455	$266,083

Net Assets Consist of:

Paid in capital	$2,590,044	$274,853
Distributable earnings (accumulated loss)	(34,589)	(8,770)

Net Assets	$2,555,455	$266,083

Shares Issued and Outstanding:	243,610	29,438

Net Asset Value Per Share Outstanding(a):	10.49	9.04

Cost of investments in securities	$2,997,920	$277,363
Cost of investments in Affiliates	$139,645	$10,533
Cost of foreign currency held	$5,122	$790
Cost or premiums of financial derivative instruments, net	$16,958	$3,875

* Includes repurchase agreements of:	$438,151	$10,100

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

14	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Assets and Liabilities	March 31, 2024

(Amounts in thousands†, except per share amounts)	PIMCO All Asset: Multi-Real Fund

Assets:

Investments, at value
Investments in securities*	$4,463,039
Investments in Affiliates	44,147
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,606
Over the counter	12,083
Cash	2,285
Deposits with counterparty	11,071
Foreign currency, at value	3,500
Receivable for investments sold	1,101,998
Receivable for investments sold on a delayed-delivery basis	1,719
Receivable for TBA investments sold	159,521
Interest and/or dividends receivable	9,822
Dividends receivable from Affiliates	113
Reimbursement receivable from PIMCO	140
Total Assets	5,814,044

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,525,418
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,264
Over the counter	6,402
Payable for investments purchased	204,318
Payable for investments in Affiliates purchased	137
Payable for investments purchased on a delayed-delivery basis	269
Payable for TBA investments purchased	542,724
Deposits from counterparty	13,036
Accrued investment advisory fees	1,098
Accrued supervisory and administrative fees	550
Total Liabilities	3,298,216

Commitments and Contingent Liabilities^

Net Assets	$2,515,828

Net Assets Consist of:

Paid in capital	$2,876,186
Distributable earnings (accumulated loss)	(360,358)

Net Assets	$2,515,828

Shares Issued and Outstanding:	275,757

Net Asset Value Per Share Outstanding(a):	9.12

Cost of investments in securities	$4,597,288
Cost of investments in Affiliates	$44,150
Cost of foreign currency held	$3,535
Cost or premiums of financial derivative instruments, net	$(2,097)

* Includes repurchase agreements of:	$439,692

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	|	MARCH 31, 2024	15

Statements of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO All Asset: Multi-RAE PLUS Fund	PIMCO All Authority: Multi-RAE PLUS Fund

Investment Income:

Interest	$135,052	$18,009
Dividends from Investments in Affiliates	2,373	388
Total Income	137,425	18,397

Expenses:

Investment advisory fees	16,391	2,014
Supervisory and administrative fees	6,403	786
Trustee fees	17	2
Interest expense	5,697	560
Miscellaneous expense	21	19
Total Expenses	28,529	3,381
Waiver and/or Reimbursement by PIMCO	0	(2)
Net Expenses	28,529	3,379

Net Investment Income (Loss)	108,896	15,018

Net Realized Gain (Loss):

Investments in securities	(36,240)	(965)
Investments in Affiliates	294	(283)
Exchange-traded or centrally cleared financial derivative instruments	(978)	951
Over the counter financial derivative instruments	175,709	(19,539)
Foreign currency	(855)	(39)

Net Realized Gain (Loss)	137,930	(19,875)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	45,127	(1,191)
Investments in Affiliates	262	406
Exchange-traded or centrally cleared financial derivative instruments	30,725	2,031
Over the counter financial derivative instruments	14,466	1,300
Foreign currency assets and liabilities	(127)	(10)

Net Change in Unrealized Appreciation (Depreciation)	90,453	2,536

Net Increase (Decrease) in Net Assets Resulting from Operations	$337,279	$(2,321)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO All Asset: Multi-Real Fund

Investment Income:

Interest	$139,649
Dividends	13,516
Dividends from Investments in Affiliates	838
Total Income	154,003

Expenses:

Investment advisory fees	12,947
Supervisory and administrative fees	6,491
Trustee fees	16
Interest expense	73,611
Miscellaneous expense	1
Total Expenses	93,066
Waiver and/or Reimbursement by PIMCO	(1,579)
Net Expenses	91,487

Net Investment Income (Loss)	62,516

Net Realized Gain (Loss):

Investments in securities	(196,954)
Investments in Affiliates	46
Exchange-traded or centrally cleared financial derivative instruments	26,523
Over the counter financial derivative instruments	110,776
Short sales	56
Foreign currency	(757)

Net Realized Gain (Loss)	(60,310)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	135,346
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	16,427
Over the counter financial derivative instruments	(21,629)
Foreign currency assets and liabilities	(256)

Net Change in Unrealized Appreciation (Depreciation)	129,885

Net Increase (Decrease) in Net Assets Resulting from Operations	$132,091

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2024	17

Statements of Changes in Net Assets

	PIMCO All Asset: Multi-RAE PLUS Fund		PIMCO All Authority: Multi-RAE PLUS Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Inception date through March 31, 2023(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$108,896	$84,086	$15,018	$9,662
Net realized gain (loss)	137,930	(307,061)	(19,875)	19,487
Net change in unrealized appreciation (depreciation)	90,453	(150,483)	2,536	4,153

Net Increase (Decrease) in Net Assets Resulting from Operations	337,279	(373,458)	(2,321)	33,302

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(127,006)	0	(17,751)	(22,000)

Total Distributions(b)	(127,006)	0	(17,751)	(22,000)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(564,506)	(666,760)	(161,033)	435,886

Total Increase (Decrease) in Net Assets	(354,233)	(1,040,218)	(181,105)	447,188

Net Assets:

Beginning of year	2,909,688	3,949,906	447,188	0
End of year	$2,555,455	$2,909,688	$266,083	$447,188

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was August 23, 2022.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

18	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Changes in Net Assets

	PIMCO All Asset: Multi-Real Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$62,516	$126,653
Net realized gain (loss)	(60,310)	(240,204)
Net change in unrealized appreciation (depreciation)	129,885	(331,080)

Net Increase (Decrease) in Net Assets Resulting from Operations	132,091	(444,631)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(70,005)	(506,999)

Total Distributions(a)	(70,005)	(506,999)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(36,105)	399,448

Total Increase (Decrease) in Net Assets	25,981	(552,182)

Net Assets:

Beginning of year	2,489,847	3,042,029
End of year	$2,515,828	$2,489,847

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2024	19

Consolidated Statement of Cash Flows	PIMCO All Asset: Multi-Real Fund

Year ended March 31, 2024
(Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$132,091

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(6,283,845)
Proceeds from sales of long-term securities	5,963,234
(Purchases) Proceeds from sales of short-term portfolio investments, net	(177,362)
(Increase) decrease in deposits with counterparty	4,854
(Increase) decrease in receivable for investments sold	(1,122,309)
(Increase) decrease in interest and/or dividends receivable	(1,738)
(Increase) decrease in dividends receivable from Affiliates	(77)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	43,619
Proceeds from (Payments on) over the counter financial derivative instruments	114,183
(Increase) decrease in reimbursement receivable from PIMCO	(15)
Increase (decrease) in payable for investments purchased	403,719
Increase (decrease) in deposits from counterparty	(37,773)
Increase (decrease) in accrued investment advisory fees	(43)
Increase (decrease) in accrued supervisory and administrative fees	(23)
Proceeds from (Payments on) short sales transactions, net	56
Proceeds from (Payments on) foreign currency transactions	(1,013)
Net Realized (Gain) Loss
Investments in securities	196,954
Investments in Affiliates	(46)
Exchange-traded or centrally cleared financial derivative instruments	(26,523)
Over the counter financial derivative instruments	(110,776)
Short sales	(56)
Foreign currency	757
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(135,346)
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	(16,427)
Over the counter financial derivative instruments	21,629
Foreign currency assets and liabilities	256
Net amortization (accretion) on investments	(7,895)

Net Cash Provided by (Used for) Operating Activities	(1,039,912)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,209,338
Payments on shares redeemed	(1,315,448)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	89,169,284
Payments on reverse repurchase agreements	(88,030,596)
Proceeds from sale-buyback transactions	837,517
Payments on sale-buyback transactions	(837,517)

Net Cash Received from (Used for) Financing Activities	1,032,578

Net Increase (Decrease) in Cash and Foreign Currency	(7,334)

Cash and Foreign Currency:

Beginning of year	13,119
End of year	$5,785

* Reinvestment of distributions	$70,005

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$76,713

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.0%

CORPORATE BONDS & NOTES 9.7%

BANKING & FINANCE 7.8%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$2,196	$2,171
3.300% due 01/30/2032		2,000	1,716

American Express Co.
5.098% due 02/16/2028 •		2,000	1,998

American Honda Finance Corp.
5.904% due 02/12/2025 •		11,700	11,722

American Tower Corp.
1.000% due 01/15/2032	EUR	496	438
3.800% due 08/15/2029		$836	780

Aviation Capital Group LLC
4.125% due 08/01/2025		1,200	1,169
5.500% due 12/15/2024		1,660	1,654

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		400	373
2.528% due 11/18/2027		2,755	2,452
4.250% due 04/15/2026		700	676

Bank of America Corp.
1.734% due 07/22/2027 •		3,000	2,766
5.202% due 04/25/2029 •		1,200	1,201

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025 ~		4,800	4,826

Barclays PLC
5.690% due 03/12/2030 •		2,500	2,514
5.875% due 09/15/2024 •(j)(k)	GBP	500	623
6.224% due 05/09/2034 •		$500	516

BPCE SA
5.203% due 01/18/2027		250	251

Citibank NA
5.488% due 12/04/2026		17,500	17,692

Credit Suisse AG AT1 Claim		14,166	1,629

Crown Castle, Inc.
4.300% due 02/15/2029		351	337

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,900	1,976
2.129% due 11/24/2026 •		$4,400	4,151
3.035% due 05/28/2032 •		3,100	2,613
3.547% due 09/18/2031 •		4,633	4,083
3.961% due 11/26/2025 •		1,993	1,966

Equinix, Inc.
1.550% due 03/15/2028		222	193

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	2,303	2,378

Ford Motor Credit Co. LLC
3.375% due 11/13/2025		$1,300	1,251
4.063% due 11/01/2024		600	594
4.687% due 06/09/2025		200	197
5.125% due 06/16/2025		1,500	1,487
5.800% due 03/08/2029		700	703
7.350% due 11/04/2027		700	734

Goldman Sachs Group, Inc.
5.798% due 08/10/2026 •		8,600	8,630
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		1,600	1,607
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~		10,500	10,748

GSPA Monetization Trust
6.422% due 10/09/2029		171	164

Healthcare Realty Holdings LP
2.400% due 03/15/2030		241	197

HSBC Holdings PLC
2.357% due 08/18/2031 •		431	359
2.848% due 06/04/2031 •		300	259
4.292% due 09/12/2026 •		309	303
4.950% due 03/31/2030		200	199
5.887% due 08/14/2027 •		800	807

ING Groep NV
5.750% due 11/16/2026 •(j)(k)		500	476

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
1.040% due 02/04/2027 •		$800	$740
1.578% due 04/22/2027 •		2,200	2,040
2.083% due 04/22/2026 •		200	193
2.182% due 06/01/2028 •		862	789
5.040% due 01/23/2028 •		3,000	2,991
6.070% due 10/22/2027 •		2,800	2,858

JPMorgan Chase Bank NA
5.110% due 12/08/2026		6,900	6,922

Lloyds Banking Group PLC
4.550% due 08/16/2028		266	259

Morgan Stanley
1.512% due 07/20/2027 •		5,703	5,235
2.188% due 04/28/2026 •		3,000	2,895
4.585% (EUR003M + 0.650%) due 03/19/2027 ~	EUR	2,100	2,271

Morgan Stanley Bank NA
5.882% due 10/30/2026		$5,300	5,403

NatWest Group PLC
4.600% due 06/28/2031 •(j)(k)		600	468

Nissan Motor Acceptance Co. LLC
2.750% due 03/09/2028		5,700	5,066

Nomura Holdings, Inc.
2.679% due 07/16/2030		409	351

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	15,995	1,868

Nykredit Realkredit AS
1.000% due 04/01/2025		57,920	8,188
1.500% due 10/01/2052		60,346	7,041

Park Intermediate Holdings LLC
4.875% due 05/15/2029		$1,500	1,396

Realkredit Danmark AS
1.000% due 04/01/2025	DKK	67,200	9,502
1.500% due 10/01/2053		20,598	2,404

Royal Bank of Canada
4.875% due 01/19/2027		$5,800	5,789

Santander U.K. Group Holdings PLC
6.534% due 01/10/2029 •		500	517

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		991	831

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •		6,900	6,910

UBS Group AG
3.091% due 05/14/2032 •		1,700	1,447
4.194% due 04/01/2031 •		250	232

VICI Properties LP
4.750% due 02/15/2028		1,650	1,611

Wells Fargo & Co.
1.741% due 05/04/2030 •	EUR	2,100	2,069
2.406% due 10/30/2025 •		$100	98
3.000% due 04/22/2026		366	350
3.196% due 06/17/2027 •		3,500	3,343

Wells Fargo Bank NA
6.152% (SOFRRATE + 0.800%) due 08/01/2025 ~		4,700	4,723

Weyerhaeuser Co.
4.000% due 04/15/2030		354	335

			200,714

INDUSTRIALS 1.4%

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		4,300	3,873

Boeing Co.
2.196% due 02/04/2026		1,300	1,218

Carrier Global Corp.
4.375% due 05/29/2025	EUR	1,100	1,193

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		$1,300	1,210

CVS Health Corp.
4.125% due 04/01/2040		18	15

CVS Pass-Through Trust
6.943% due 01/10/2030		28	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DAE Funding LLC
2.625% due 03/20/2025		$1,800	$1,746
3.375% due 03/20/2028		1,800	1,664

Dell International LLC
4.900% due 10/01/2026		22	22

Equinor ASA
3.125% due 04/06/2030		18	17

Expedia Group, Inc.
2.950% due 03/15/2031		189	165
6.250% due 05/01/2025		1,823	1,831

Hyundai Capital America
6.503% due 08/04/2025 •		6,400	6,437

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		867	867

Imperial Brands Finance PLC
3.125% due 07/26/2024		330	327
3.500% due 07/26/2026		1,527	1,458

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,835	2,970

MPLX LP
2.650% due 08/15/2030		$1,100	947

Nakilat, Inc.
6.067% due 12/31/2033		410	428

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		1,856	1,790
4.810% due 09/17/2030		4,600	4,298

NPC Ukrenergo
6.875% due 11/09/2028		400	152

Oracle Corp.
3.600% due 04/01/2040		18	14

Rolls-Royce PLC
1.625% due 05/09/2028	EUR	400	396

Southern Co.
3.700% due 04/30/2030		$123	114

T-Mobile USA, Inc.
2.875% due 02/15/2031		1,800	1,565
3.375% due 04/15/2029		1,300	1,203

			35,948

UTILITIES 0.5%

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030		266	245

DTE Electric Co.
2.625% due 03/01/2031		311	269

Edison International
5.750% due 06/15/2027		54	55

Exelon Corp.
4.050% due 04/15/2030		18	17

Georgia Power Co.
2.650% due 09/15/2029		18	16

Pacific Gas & Electric Co.
2.500% due 02/01/2031		582	485
3.000% due 06/15/2028		2,300	2,102
4.550% due 07/01/2030		1,200	1,141

Rio Oil Finance Trust
8.200% due 04/06/2028		1,747	1,785

Southern California Edison Co.
4.875% due 02/01/2027		2,300	2,294
5.150% due 06/01/2029		3,600	3,616

			12,025

Total Corporate Bonds & Notes (Cost $257,611)			248,687

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035		35	40

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046		1,345	1,243

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	21

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	$645	$773

		2,056

ILLINOIS 0.0%

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	110	116

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	55	58
6.725% due 04/01/2035	120	126
7.350% due 07/01/2035	86	93

		393

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	20	22

OHIO 0.0%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	60

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	5	6

WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	665	725

Total Municipal Bonds & Notes (Cost $3,727)		3,262

U.S. GOVERNMENT AGENCIES 21.5%

Fannie Mae
0.000% due 08/25/2039 (b)(g)	81	68
0.000% due 11/25/2040 •	1	1
0.415% due 03/25/2041 •(a)	128	9
0.615% due 03/25/2037 •(a)	37	3
0.665% due 04/25/2037 •(a)	126	10
0.715% due 11/25/2039 •(a)	20	2
0.945% due 03/25/2037 •(a)	49	4
0.965% due 05/25/2037 •(a)	121	8
1.265% due 03/25/2036 •(a)	42	3
1.355% due 04/25/2037 •(a)	227	24
1.765% due 02/25/2037 •(a)	21	2
2.215% due 07/25/2033 •(a)	12	1
2.242% due 01/25/2031 ~(a)	786	59
4.500% due 09/25/2040	452	429
4.821% due 12/25/2036 •	2	3
5.555% due 08/01/2035 •	2	2
5.688% due 06/01/2034 •	1	1
5.765% due 03/25/2036 - 04/25/2037 •	2	2
5.785% due 07/25/2037 - 09/25/2042 •	9	9
5.815% due 07/25/2037 •	8	8
5.835% due 09/25/2035 •	15	14
5.845% due 09/25/2035 •	12	12
5.908% due 10/01/2035 •	1	1
5.955% due 10/25/2040 •	5	5
6.047% due 03/01/2036 •	1	1
6.155% due 06/25/2037 •	59	59
6.323% due 12/01/2034 •	17	17
6.394% due 11/01/2034 •	1	1
7.233% due 03/01/2034 •	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.000% due 02/15/2040 - 09/15/2041 •	$165	$141
1.037% due 07/15/2036 •(a)	69	6
1.137% due 09/15/2036 •(a)	44	3
1.267% due 04/15/2036 •(a)	9	1
3.000% due 11/01/2032	3,164	2,991
3.500% due 07/15/2042 - 05/01/2049	886	812
4.000% due 07/01/2047 - 03/01/2049	592	560
5.000% due 01/01/2028 - 04/15/2041	463	460
5.500% due 03/15/2034 - 03/01/2039	54	53
5.733% due 05/15/2037 •	2	2
5.813% due 03/15/2037 •	25	25
5.833% due 11/15/2043 •	20	19
5.983% due 07/15/2041 •	28	28
6.000% due 08/01/2027 - 12/01/2037	2	2
6.133% due 08/15/2037 •	67	67
6.143% due 10/15/2037 •	10	10
6.153% due 05/15/2037 - 09/15/2037 •	77	77
6.489% due 07/25/2044 •	2	2
6.500% due 05/01/2035	16	16

Ginnie Mae
3.500% due 02/15/2045 - 03/15/2045	55	51
3.750% due 11/20/2044 •	121	120
4.869% due 04/20/2068 •	416	423
5.000% due 08/15/2033 - 03/15/2042	682	687
5.790% due 08/20/2047 •	181	173
6.000% due 07/15/2037 - 08/15/2037	2	2

U.S. Small Business Administration
4.430% due 05/01/2029	4	4
5.490% due 03/01/2028	3	3
6.020% due 08/01/2028	27	27

Uniform Mortgage-Backed Security
3.000% due 12/01/2026 - 12/01/2032	5,189	4,903
3.500% due 02/01/2043 - 09/01/2048	2,172	1,984
4.000% due 01/01/2025 - 10/01/2030	2	2
4.500% due 06/01/2025 - 10/01/2053	25,984	24,761
5.000% due 07/01/2025 - 06/01/2053	56,257	54,906
5.500% due 02/01/2025 - 03/01/2054	42,900	42,715
6.000% due 10/01/2026 - 05/01/2041	341	352
6.500% due 01/01/2029 - 01/01/2054	89,634	91,608

Uniform Mortgage-Backed Security, TBA
4.500% due 05/01/2054	37,400	35,632
5.000% due 04/01/2054 - 05/01/2054	81,700	79,741
5.500% due 05/01/2054	87,210	86,784
6.000% due 05/01/2054	116,500	117,547
6.500% due 04/01/2054	1,200	1,226

Total U.S. Government Agencies (Cost $549,524)		549,690

U.S. TREASURY OBLIGATIONS 8.0%

U.S. Treasury Bonds
1.375% due 11/15/2040 (q)	4,100	2,638
2.250% due 08/15/2049	146	97
3.000% due 08/15/2048	473	370
3.000% due 02/15/2049	17,298	13,492
3.125% due 05/15/2048	124	99
4.125% due 08/15/2053	100	96
4.625% due 02/15/2040	3,734	3,871

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (i)
0.125% due 07/15/2024 (o)	$57,012	$57,082
0.125% due 10/15/2024 (o)	33,653	33,446
0.125% due 04/15/2025 (o)	5,492	5,356
0.250% due 01/15/2025 (o)	38,537	37,881
0.250% due 02/15/2050	360	228
1.000% due 02/15/2046 (o)	1,954	1,566
1.000% due 02/15/2048 (o)	8,888	7,008
1.000% due 02/15/2049	5,535	4,342
1.375% due 07/15/2033	5,889	5,655
1.750% due 01/15/2034	1,705	1,685

U.S. Treasury Notes
0.375% due 12/31/2025 (o)	1,000	928
0.500% due 02/28/2026 (o)	4,300	3,975
1.500% due 10/31/2024 (o)	2,002	1,959
1.750% due 12/31/2024 (o)	622	606
2.125% due 05/15/2025 (o)	2,485	2,409
2.375% due 05/15/2029	2,075	1,899
2.625% due 12/31/2025 (o)	1,777	1,715
3.000% due 09/30/2025 (o)	10,043	9,784
3.000% due 10/31/2025 (o)	7,253	7,057

Total U.S. Treasury Obligations (Cost $227,187)		205,244

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.6%

Adjustable Rate Mortgage Trust
5.017% due 01/25/2036 ~	469	363

American Home Mortgage Assets Trust
5.634% due 05/25/2046 •	9	7
5.634% due 10/25/2046 •	33	17
6.009% due 11/25/2046 •	10,536	2,911
6.750% due 11/25/2046 þ	192	164

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	26	18

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	33	31

Banc of America Funding Trust
4.345% due 06/20/2037 «~	8	7
4.628% due 09/20/2046 ~	317	276
5.109% due 02/20/2035 ~	8	7
5.823% due 10/20/2036 •	5	4
5.863% due 04/20/2047 •	3	2
5.903% due 02/20/2047 •	355	306
6.000% due 08/25/2036 «	7	6

Banc of America Mortgage Trust
4.571% due 06/25/2035 ~	4	4
4.993% due 06/25/2034 «~	4	4
5.677% due 02/25/2034 «~	5	5
5.723% due 01/25/2035 ~	5	5

BCAP LLC Trust
5.804% due 03/25/2037 •	1,552	1,324

Bear Stearns Adjustable Rate Mortgage Trust
4.692% due 11/25/2034 ~	1	1
4.742% due 07/25/2034 ~	5	5
4.781% due 02/25/2036 ~	40	35
6.058% due 08/25/2033 ~	2	2
6.148% due 01/25/2033 «~	25	24
6.262% due 04/25/2033 «~	1	1
7.660% due 02/25/2036 •	3	3

Bear Stearns ALT-A Trust
4.140% due 11/25/2035 ~	44	38
5.138% due 05/25/2035 ~	15	14
5.208% due 07/25/2035 ~	49	32
5.292% due 10/25/2035 ~	41	34
5.764% due 08/25/2036 •	317	273
5.764% due 01/25/2047 •	32	26
5.784% due 12/25/2046 •	3	3
5.944% due 01/25/2036 •	4	4

BX Trust
6.736% due 10/15/2036 •	16,000	15,798

Chase Mortgage Finance Trust
4.365% due 09/25/2036 ~	100	80
4.734% due 12/25/2035 ~	3	3
4.839% due 01/25/2036 «~	5	4

ChaseFlex Trust
6.044% due 07/25/2037 •	2,410	2,014

22	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.673% due 05/25/2036 •	$74	$66

Citigroup Mortgage Loan Trust
4.496% due 09/25/2037 ~	126	113
5.764% due 01/25/2037 •	87	73
6.170% due 09/25/2062 þ	16,530	16,541
7.200% due 10/25/2035 •	8	8
7.780% due 10/25/2035 •	8	8
7.860% due 03/25/2036 •	22	20

CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036 «	35	30
6.000% due 04/25/2037 •	120	102
6.000% due 06/25/2037	49	43

Commercial Mortgage Trust
3.545% due 02/10/2036	1,034	977

Countrywide Alternative Loan Trust
3.567% due 08/25/2035 ~	989	770
5.500% due 06/25/2025	159	127
5.500% due 05/25/2035 •	24	19
5.500% due 05/25/2035	89	71
5.500% due 11/25/2035	64	38
5.633% due 09/20/2046 •	2,087	2,117
5.644% due 04/25/2047 •	1,451	1,366
5.653% due 07/20/2046 •	7	5
5.653% due 09/20/2046 •	12	11
5.654% due 04/25/2047 •	1,691	1,372
5.684% due 12/25/2046 •	5,853	4,985
5.704% due 12/25/2035 •	5	5
5.744% due 06/25/2035 •	897	600
5.750% due 03/25/2037 «	77	41
5.784% due 05/25/2047 •	174	147
5.824% due 09/25/2046 •	45	41
5.844% due 05/25/2036 •	66	57
5.844% due 08/25/2037 «•	10	6
5.863% due 03/20/2046 •	12	10
5.903% due 05/20/2046 •	3	3
5.944% due 11/25/2036 •	12,473	10,128
6.000% due 12/25/2035	210	153
6.000% due 05/25/2036	35	17
6.000% due 08/25/2036 «•	40	23
6.000% due 05/25/2037	108	49
6.004% due 02/25/2037 •	274	219
6.043% due 11/20/2035 •	31	28
6.044% due 08/25/2035 •	191	174
6.083% due 12/20/2035 •	39	35
6.084% due 11/25/2035 •	193	156
6.089% due 12/25/2035 •	5	5
6.250% due 08/25/2036	580	338
6.489% due 08/25/2035 •	18	16
6.569% due 01/25/2036 •	70	63
7.000% due 10/25/2037	72	26
7.139% due 10/20/2035 •	4	3

Countrywide Home Loan Mortgage Pass-Through Trust
4.706% due 11/25/2034 ~	10	9
5.750% due 05/25/2037	4	2
5.904% due 05/25/2035 •	13	11
6.000% due 07/25/2036	234	118
6.000% due 01/25/2037	161	79
6.000% due 02/25/2037	169	84
6.024% due 04/25/2035 •	749	682
6.044% due 05/25/2035 •	35	29
6.051% due 10/20/2034 ~	13	13
6.084% due 03/25/2035 •	1	1
6.104% due 02/25/2035 •	6	5
6.500% due 12/25/2037	369	156
7.940% due 02/20/2036 •	2	2

Countrywide Home Loan Reperforming REMIC Trust
5.784% due 06/25/2035 •	33	31

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035	191	150

Credit Suisse Mortgage Capital Certificates
5.744% due 01/27/2037 •	21	14

Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.796% due 12/27/2060 ~	3,563	3,465
1.926% due 07/27/2061 ~	7,181	6,900
2.215% due 11/25/2061 ~	974	952
3.140% due 12/26/2059 ~	67	68
3.288% due 11/30/2037 ~	14,441	13,114
3.402% due 03/25/2059 ~	1,994	1,980

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.063% due 12/27/2037 ~		$5,415	$4,635
4.420% due 06/25/2050 ~		431	371
5.750% due 08/25/2036 «		8	6
5.750% due 03/25/2037 «		15	8
6.421% due 10/25/2037 ~		210	126

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.824% due 02/25/2037 •		4,934	4,198
5.944% due 02/25/2035 •		60	58
5.944% due 02/25/2035 «•		28	26
6.104% due 02/25/2036 •		117	113
6.194% due 10/25/2047 •		171	130

Downey Savings & Loan Association Mortgage Loan Trust
5.581% due 04/19/2047 •		532	440
5.631% due 10/19/2036 •		123	103
5.954% due 08/19/2045 •		3	3
6.261% due 09/19/2044 •		19	17

Eurohome U.K. Mortgages PLC
5.493% due 06/15/2044 •	GBP	9	11

First Horizon Alternative Mortgage Securities Trust
5.266% due 03/25/2035 ~		$1	0
5.795% due 06/25/2036 ~		225	174
6.054% due 12/25/2035 ~		17	13

First Horizon Mortgage Pass-Through Trust
4.935% due 10/25/2035 ~		53	49

FWD Securitization Trust
2.240% due 01/25/2050 ~		51	47

GreenPoint Mortgage Funding Trust
5.804% due 01/25/2037 •		125	109

GSMSC Resecuritization Trust
5.885% due 12/26/2036 •		73	47

GSR Mortgage Loan Trust
4.437% due 11/25/2035 ~		11	10
4.562% due 07/25/2035 ~		2	2
4.704% due 11/25/2035 «~		3	3
5.473% due 09/25/2035 «~		15	13
5.500% due 01/25/2037 «		11	15
6.000% due 02/25/2036		225	92
6.000% due 07/25/2037		58	38
6.112% due 09/25/2035 ~		3	3
6.970% due 04/25/2032 «•		5	4

HarborView Mortgage Loan Trust
4.046% due 06/19/2036 ~		54	28
5.661% due 07/19/2047 •		137	126
5.781% due 12/19/2036 •		5	4
5.851% due 12/19/2036 •		241	195
5.881% due 05/19/2035 •		175	158
5.921% due 06/19/2035 •		1,296	1,224
5.921% due 12/19/2036 •		109	102
5.941% due 01/19/2036 •		444	270
6.123% due 06/20/2035 •		92	85
7.089% due 10/19/2035 •		285	149

HomeBanc Mortgage Trust
6.064% due 03/25/2035 •		115	93

Impac CMB Trust
6.084% due 03/25/2035 •		152	143

Impac Secured Assets Trust
5.120% due 07/25/2035 «~		19	16
5.984% due 02/25/2037 •		11,461	10,222

IndyMac INDX Mortgage Loan Trust
3.718% due 06/25/2036 ~		111	96
4.020% due 05/25/2035 ~		144	100
5.624% due 02/25/2037 •		64	58
5.744% due 06/25/2037 •		4	2
5.824% due 09/25/2046 •		54	46
5.844% due 11/25/2046 •		456	413
5.864% due 05/25/2046 •		4,556	3,964
5.924% due 07/25/2035 •		136	123
5.964% due 06/25/2035 •		28	22
6.084% due 07/25/2045 •		3	2

InTown Mortgage Trust
8.611% due 08/15/2039 •		23,700	23,886

JP Morgan Alternative Loan Trust
3.838% due 05/25/2036 ~		55	31
6.000% due 12/27/2036		52	27
6.500% due 03/25/2036		1,755	989

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Chase Commercial Mortgage Securities Trust
6.823% due 12/15/2031 •	$138	$117

JP Morgan Mortgage Trust
3.965% due 07/27/2037 ~	53	48
4.048% due 10/25/2036 ~	25	18
4.606% due 10/25/2036 ~	4	3
4.708% due 04/25/2036 ~	597	521
5.041% due 08/25/2035 ~	16	13
5.308% due 04/25/2037 «~	3	2
5.529% due 07/25/2035 «~	5	5
5.547% due 07/25/2035 «~	62	57

Legacy Mortgage Asset Trust
1.750% due 04/25/2061 þ	3,539	3,440
1.750% due 07/25/2061 þ	5,541	5,374
1.875% due 10/25/2068 þ	3,244	3,149
2.250% due 07/25/2067 þ	2,770	2,681
4.892% due 10/25/2066 þ	3,084	3,047
4.991% due 09/25/2060 ~	165	165

Lehman Mortgage Trust
6.000% due 11/25/2036 •	415	200

Lehman XS Trust
5.844% due 03/25/2047 •	4,996	4,465
5.894% due 08/25/2046 •	611	583
5.944% due 08/25/2037 •	45	41
7.144% due 09/25/2047 •	44	38

Luminent Mortgage Trust
4.307% due 04/25/2036 ~	1,854	1,229
6.164% due 04/25/2036 •	26	22

MASTR Adjustable Rate Mortgages Trust
3.017% due 07/25/2035 ~	8	7
4.827% due 10/25/2033 ~	39	32
5.371% due 11/21/2034 ~	157	148
5.889% due 12/25/2046 •	10,940	7,999

MASTR Asset Securitization Trust
6.000% due 06/25/2036	79	45

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.880% due 12/15/2030 •	1	1
6.300% due 08/15/2032 •	12	11

Merrill Lynch Alternative Note Asset Trust
5.664% due 03/25/2037 •	124	30
5.844% due 03/25/2037 •	1,938	484
5.864% due 04/25/2037 •	14,153	2,631
6.000% due 03/25/2037 «	37	13
6.044% due 03/25/2037 •	80	19

Merrill Lynch Mortgage Investors Trust
4.620% due 05/25/2036 ~	30	27
4.792% due 09/25/2035 ~	43	34
4.857% due 04/25/2035 «~	6	5
5.420% due 05/25/2033 ~	3	3
7.215% due 02/25/2033 «•	7	7

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	46	43

Morgan Stanley Capital Trust
6.889% due 12/15/2038 •	6,200	5,789

Morgan Stanley Mortgage Loan Trust
3.464% due 07/25/2035 ~	60	52
6.000% due 08/25/2036	57	24
6.815% due 06/25/2036 þ	838	241
7.124% due 06/25/2036 ~	3	3

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~	52	25

Mortgage Equity Conversion Asset Trust
5.510% due 05/25/2042 •	58	55

MortgageIT Mortgage Loan Trust
5.964% due 12/25/2035 •	128	124

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	812	766
2.750% due 11/25/2059 ~	1,051	983
3.500% due 12/25/2057 ~	536	509

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 þ	21	11
5.634% due 06/25/2037 •	3,480	2,769
5.769% due 06/25/2036 ~	10,609	2,794

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	23

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NovaStar Mortgage Funding Trust
0.545% due 09/25/2046 •		$1,348	$470

PHH Alternative Mortgage Trust
5.764% due 02/25/2037 •		139	101

Precise Mortgage Funding PLC
6.423% due 12/12/2055 •	GBP	1,041	1,316

PRET LLC
7.021% due 02/25/2054 þ		$3,439	3,430

Prime Mortgage Trust
6.000% due 06/25/2036 «		2	2

Residential Accredit Loans, Inc. Trust
5.000% due 09/25/2036 «		4	3
5.500% due 08/25/2035 •		425	294
5.744% due 02/25/2037 •		54	48
5.744% due 02/25/2047 •		1,565	1,354
5.764% due 01/25/2037 •		969	829
5.784% due 01/25/2037 •		2,243	1,891
5.804% due 07/25/2036 •		202	77
5.804% due 09/25/2036 •		253	239
5.814% due 08/25/2036 •		95	86
5.824% due 07/25/2036 •		85	79
5.824% due 09/25/2036 •		139	132
5.889% due 09/25/2046 •		6,380	5,346
6.000% due 08/25/2036		11	9
6.000% due 01/25/2037		22	17
6.000% due 03/25/2037		43	36
6.000% due 03/25/2037 «		56	44
6.009% due 10/25/2037 ~		206	171
6.325% due 09/25/2034 ~		38	37
6.421% due 11/25/2037 ~		113	90
6.500% due 08/25/2036		1,133	911

Residential Asset Securitization Trust
5.500% due 09/25/2035		76	37
6.000% due 03/25/2037		807	264

Residential Funding Mortgage Securities, Inc. Trust
5.387% due 04/25/2037 ~		107	90

Residential Mortgage Securities PLC
6.473% due 06/20/2070 •	GBP	1,056	1,335

Sequoia Mortgage Trust
3.626% due 09/20/2046 ~		$61	41
6.003% due 07/20/2034 «•		86	74
6.417% due 05/20/2034 «•		2	2

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		83	78

Stratton Mortgage Funding PLC
0.000% due 06/20/2060 •	GBP	2,300	2,912

Structured Adjustable Rate Mortgage Loan Trust
4.045% due 11/25/2035 ~		$40	36
4.414% due 01/25/2035 ~		13	13
5.220% due 03/25/2036 ~		24	18
5.712% due 08/25/2035 «~		21	12
5.744% due 08/25/2036 •		30	24
6.489% due 01/25/2035 •		2	2
7.744% due 12/25/2037 •		381	324

Structured Asset Mortgage Investments Trust
5.564% due 08/25/2036 •		121	103
5.824% due 07/25/2046 •		46	34
5.864% due 04/25/2036 •		14	12
5.884% due 05/25/2046 •		9	3
5.904% due 02/25/2036 •		37	32
6.004% due 02/25/2036 •		2	2
6.141% due 02/19/2035 «•		2	2
6.538% due 02/25/2036 •		10	9

SunTrust Adjustable Rate Mortgage Loan Trust
5.895% due 01/25/2037 ~		35	24

Thornburg Mortgage Securities Trust
3.507% due 03/25/2044 ~		28	27
5.614% due 12/25/2044 «~		54	49
7.002% due 06/25/2047 •		149	136
7.002% due 06/25/2047 «•		1	1

Towd Point Mortgage Funding
6.572% due 07/20/2045 •	GBP	3,280	4,142

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		$5,543	5,241
2.900% due 10/25/2059 ~		629	589
3.000% due 01/25/2058 ~		101	99

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.359% due 10/25/2057 ~	$1,031	$860
6.444% due 05/25/2058 •	30	30
6.444% due 10/25/2059 •	42	43

WaMu Mortgage Pass-Through Certificates Trust
3.398% due 01/25/2037 ~	42	34
3.853% due 06/25/2037 ~	82	69
3.865% due 02/25/2037 ~	110	99
3.989% due 06/25/2037 ~	270	232
4.061% due 12/25/2036 ~	25	21
4.174% due 02/25/2037 ~	15	13
4.244% due 12/25/2046 •	12	10
4.399% due 12/25/2046 •	11	9
4.608% due 10/25/2035 ~	13	11
4.893% due 12/25/2035 ~	115	101
5.226% due 08/25/2035 «~	14	13
5.308% due 01/25/2035 ~	29	26
5.387% due 06/25/2033 «~	17	16
5.789% due 03/25/2047 •	2,148	1,769
5.839% due 06/25/2047 •	1,602	1,285
5.899% due 07/25/2047 •	29	23
5.969% due 10/25/2046 •	324	269
5.984% due 12/25/2045 •	5,260	4,629
6.004% due 11/25/2045 •	4	3
6.024% due 10/25/2045 •	8	8
6.024% due 12/25/2045 •	250	219
6.089% due 02/25/2046 •	143	125
6.159% due 01/25/2046 •	934	792
6.224% due 01/25/2045 •	378	358
6.244% due 12/25/2045 •	928	915
6.589% due 10/25/2046 •	487	435
6.589% due 11/25/2046 •	410	355
6.604% due 11/25/2045 •	1,584	1,432

Washington Mutual Mortgage Pass-Through Certificates Trust
4.054% due 09/25/2036 þ	647	182
4.194% due 09/25/2036 •	338	93
5.839% due 02/25/2047 •	608	526
5.919% due 11/25/2046 •	56	45
5.939% due 10/25/2046 •	83	65
5.944% due 02/25/2036 •	335	261
6.029% due 04/25/2046 •	41	32

Wells Fargo Alternative Loan Trust
5.468% due 07/25/2037 ~	3	2
6.250% due 07/25/2037	77	65

Wells Fargo Mortgage-Backed Securities Trust
6.130% due 09/25/2036 ~	3	2
6.356% due 12/25/2036 ~	17	16

Total Non-Agency Mortgage-Backed Securities (Cost $264,632)		245,537

ASSET-BACKED SECURITIES 40.8%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ	1,077	1,052

Aames Mortgage Investment Trust
6.434% due 07/25/2035 •	137	137
7.469% due 01/25/2035 •	44	41

ABFC Trust
6.179% due 03/25/2035 •	4,108	3,797

ACAS CLO Ltd.
6.450% due 10/18/2028 •	1,463	1,466

Accredited Mortgage Loan Trust
5.704% due 09/25/2036 •	287	283

ACE Securities Corp. Home Equity Loan Trust
5.564% due 10/25/2036 •	1	0
5.684% due 12/25/2036 •	301	157
5.724% due 07/25/2036 •	2,304	2,203
5.764% due 03/25/2037 •	29,042	12,726
5.884% due 11/25/2036 •	3,651	1,523
5.924% due 06/25/2036 •	1,740	1,264
6.059% due 12/25/2035 •	1,130	1,045
6.389% due 05/25/2035 •	4,760	4,165

ACHV ABS Trust
6.810% due 11/25/2030	916	917
7.240% due 11/25/2030	1,350	1,362

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
6.149% due 10/25/2035 •	798	741

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ally Auto Receivables Trust
5.460% due 05/15/2028		$3,800	$3,822
5.528% due 03/17/2025		11,200	11,202

American Credit Acceptance Receivables Trust
6.000% due 03/12/2027		4,169	4,174

AmeriCredit Automobile Receivables Trust
6.419% due 07/25/2035 •		2,000	1,848

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.677% due 11/25/2034 •		847	754
6.024% due 11/25/2035 •		1,300	1,181
6.464% due 10/25/2034 •		611	603
6.569% due 11/25/2034 •		84	79

Aqueduct European CLO DAC
4.610% due 07/20/2030 •	EUR	2,824	3,050

Arbor Realty Commercial Real Estate Notes Ltd.
7.725% due 05/15/2037 •		$5,900	5,848
8.225% due 05/15/2037 •		5,900	5,866

AREIT Trust
7.261% due 11/17/2038 •		3,700	3,605

Ares CLO Ltd.
6.637% due 04/17/2033 •		6,700	6,700

Argent Mortgage Loan Trust
5.924% due 05/25/2035 •		55	49

Argent Securities Trust
5.554% due 09/25/2036 •		69	22
5.744% due 07/25/2036 •		468	400
5.804% due 04/25/2036 •		16,323	5,399
5.824% due 03/25/2036 •		765	677
5.924% due 06/25/2036 •		8,734	2,381

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.804% due 01/25/2034 •		199	184

Asset-Backed Securities Corp. Home Equity Loan Trust
6.254% due 06/25/2034 •		557	544
6.539% due 02/25/2035 •		14	14

Avis Budget Rental Car Funding AESOP LLC
6.120% due 04/20/2027		12,800	12,974

Bank of America Auto Trust
5.830% due 05/15/2026		7,178	7,185

Bear Stearns Asset-Backed Securities Trust
5.684% due 06/25/2047 •		124	123
5.724% due 10/25/2036 ~		3	3
5.764% due 08/25/2036 •		713	681
5.794% due 05/25/2037 •		13,644	10,689
6.069% due 12/25/2034 •		4,408	4,301
6.119% due 08/25/2036 •		31	31
6.419% due 02/25/2034 •		1,369	1,343
6.494% due 08/25/2037 •		381	333
6.644% due 08/25/2034 •		393	393

Benefit Street Partners CLO Ltd.
7.076% due 10/15/2030 •		8,150	8,182

Black Diamond CLO DAC
4.881% due 05/15/2032 •	EUR	8,199	8,805

Blackrock European CLO DAC
4.562% due 10/15/2031 •		4,417	4,737

BlueMountain CLO Ltd.
6.515% due 10/25/2030 •		$6,500	6,500

BlueMountain Fuji EUR CLO DAC
4.592% due 07/15/2030 •	EUR	2,250	2,426

BMW Vehicle Owner Trust
5.470% due 02/25/2028		$3,600	3,617

Bridgecrest Lending Auto Securitization Trust
5.530% due 01/18/2028		500	499
5.820% due 09/15/2026		500	500

BSPRT Issuer Ltd.
7.621% due 07/15/2039 •		10,000	10,031

Cairn CLO DAC
4.487% due 04/30/2031 •	EUR	3,577	3,847
4.582% due 01/31/2030 •		626	673
4.722% due 10/15/2031 •		2,897	3,103

Carlyle Euro CLO DAC
4.791% due 08/15/2032 •		7,900	8,458

24	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle U.S. CLO Ltd.
6.478% due 10/15/2031 •		$8,350	$8,350

Carrington Mortgage Loan Trust
5.704% due 02/25/2037 •		299	276
6.194% due 10/25/2035 •		1,235	1,187

Carvana Auto Receivables Trust
4.600% due 07/15/2026		2,693	2,682

CBAM Ltd.
6.699% due 10/20/2029 •		953	954
6.699% due 04/20/2032 •		1,000	1,000

Centex Home Equity Loan Trust
6.089% due 03/25/2034 «•		173	164

Chase Funding Trust
6.084% due 08/25/2032 •		10	10

Chase Issuance Trust
4.720% due 01/15/2031		11,300	11,272

CIT Mortgage Loan Trust
6.944% due 10/25/2037 •		7,545	7,504

Citigroup Mortgage Loan Trust
5.624% due 01/25/2037 •		4,097	2,936
5.634% due 05/25/2037 •		1,395	917
5.644% due 05/25/2037 •		2,185	1,461
5.744% due 12/25/2036 •		301	122
5.764% due 09/25/2036 •		35	26
5.864% due 08/25/2036 •		3,414	3,350
5.894% due 10/25/2036 •		93	92
5.924% due 08/25/2036 •		3,282	2,932
5.964% due 03/25/2036 •		808	724
6.044% due 10/25/2036 •		93	53
6.344% due 09/25/2035 •		4,930	4,643
7.250% due 05/25/2036 þ		338	173

Citizens Auto Receivables Trust
5.110% due 04/17/2028		1,300	1,299
5.430% due 10/15/2026		2,000	1,999
6.130% due 07/15/2026		4,388	4,397
6.269% due 07/15/2026 •		4,834	4,846

Countrywide Asset-Backed Certificates Trust
4.641% due 05/25/2036 •		2,444	2,350
5.584% due 06/25/2035 •		81	72
5.584% due 07/25/2037 •		263	239
5.624% due 11/25/2047 •		31	30
5.644% due 06/25/2047 •		60	52
5.654% due 05/25/2047 •		98	86
5.664% due 09/25/2037 •		120	122
5.694% due 06/25/2047 •		1,908	1,830
5.724% due 03/25/2037 •		1,906	1,808
5.724% due 12/25/2046 •		1,769	1,654
5.724% due 04/25/2047 •		47	45
5.734% due 10/25/2047 •		7,600	6,485
5.744% due 03/25/2047 •		359	349
5.844% due 02/25/2037 •		96	91
5.904% due 05/25/2037 •		1,685	1,602
5.924% due 04/25/2037 •		204	172
5.984% due 03/25/2036 •		234	201
6.044% due 06/25/2036 •		6	6
6.184% due 08/25/2047 •		183	175
6.404% due 02/25/2036 •		2,059	1,986
6.479% due 12/25/2035 •		145	140
6.867% due 09/25/2046 þ		1,756	1,151
7.394% due 08/25/2035 •		3,000	2,697

Countrywide Partnership Trust
6.344% due 02/25/2035 •		1,020	993

CPS Auto Receivables Trust
5.710% due 09/15/2027		2,037	2,037

CRB Securitization Trust
6.960% due 10/20/2033		4,150	4,185

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		1,310	237

CVC Cordatus Loan Fund DAC
4.570% due 09/15/2031 •	EUR	3,083	3,308
4.620% due 07/21/2030 •		558	600
5.145% due 10/23/2034 •		6,180	6,667

Diameter Capital CLO Ltd.
0.000% due 04/15/2037 •		$5,000	5,000

DLLAA LLC
5.930% due 07/20/2026		1,295	1,298

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Drive Auto Receivables Trust
5.830% due 12/15/2026		$7,900	$7,906

DT Auto Owner Trust
6.290% due 08/16/2027		7,924	7,948

ECMC Group Student Loan Trust
6.435% due 07/25/2069 •		272	270

Ellington Loan Acquisition Trust
6.544% due 05/25/2037 •		2,747	2,652

EMC Mortgage Loan Trust
6.744% due 02/25/2041 «•		4	4

Encore Credit Receivables Trust
6.179% due 09/25/2035 •		17	17

Euro-Galaxy CLO DAC
4.565% due 04/24/2034 •	EUR	3,145	3,375

Exeter Automobile Receivables Trust
5.310% due 08/16/2027		$1,000	998
5.530% due 10/15/2026		3,300	3,298
5.600% due 08/17/2026		5,409	5,410
6.040% due 07/15/2026		1,700	1,701
6.110% due 09/15/2025		2,083	2,084

FHF Trust
6.570% due 06/15/2028		6,931	6,970

Fieldstone Mortgage Investment Trust
5.824% due 05/25/2036 •		100	71
5.984% due 05/25/2036 •		2,291	1,631

Fifth Third Auto Trust
5.800% due 11/16/2026		3,971	3,975

First Franklin Mortgage Loan Trust
5.549% due 10/25/2036 •		11,456	10,043
5.604% due 11/25/2036 •		64	63
5.754% due 09/25/2036 •		6,488	6,027
5.924% due 04/25/2036 •		2,757	2,503
5.944% due 06/25/2036 •		3,500	3,067
6.164% due 11/25/2035 •		338	306

Foursight Capital Automobile Receivables Trust
5.990% due 05/15/2028		5,154	5,173

Fremont Home Loan Trust
5.584% due 11/25/2036 •		2,404	1,397
5.714% due 10/25/2036 •		420	369
5.744% due 10/25/2036 •		722	294
5.764% due 08/25/2036 •		9,819	3,164
5.784% due 02/25/2037 •		4,606	1,577
6.179% due 01/25/2035 •		78	76
6.494% due 11/25/2034 •		1,002	930

Galaxy CLO Ltd.
6.546% due 10/15/2030 •		215	215

GE-WMC Asset-Backed Pass-Through Certificates
6.084% due 12/25/2035 •		8,842	8,409

GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026		762	761
5.240% due 03/15/2030		700	698
5.570% due 02/16/2027		9,700	9,694
6.040% due 03/15/2027		4,116	4,124

GM Financial Automobile Leasing Trust
5.580% due 01/20/2026		4,939	4,940
5.769% due 01/20/2026 •		866	867

GM Financial Consumer Automobile Receivables Trust
4.850% due 12/18/2028		3,400	3,393
5.120% due 02/16/2027		6,700	6,686
5.450% due 06/16/2028		3,700	3,719

GoldenTree Loan Management U.S. CLO Ltd.
6.477% due 04/24/2031 •		6,900	6,901

GSAA Home Equity Trust
4.164% due 03/25/2036 ~		155	26
5.544% due 05/25/2037 •		178	56
5.584% due 03/25/2036 •		135	45
5.684% due 06/25/2036 •		58	12
5.844% due 03/25/2037 •		1,355	370
5.995% due 03/25/2046 ~		1,286	473
6.084% due 04/25/2047 •		268	123
6.509% due 06/25/2035 •		57	56
6.795% due 06/25/2036 þ		243	63

GSAMP Trust
5.494% due 12/25/2046 •		134	67
5.534% due 01/25/2037 •		1,017	606

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.544% due 12/25/2046 •		$98	$49
5.574% due 12/25/2046 •		5,115	2,679
5.584% due 12/25/2036 •		2,380	1,231
5.594% due 12/25/2046 •		486	241
5.614% due 12/25/2036 •		280	135
5.624% due 11/25/2035 •		1	0
5.674% due 01/25/2037 •		3,394	2,779
5.744% due 09/25/2036 •		3,783	1,352
5.844% due 01/25/2047 •		1,511	793
5.924% due 03/25/2046 •		86	83
5.944% due 05/25/2046 •		485	453
7.244% due 06/25/2035 •		197	185

GSRPM Mortgage Loan Trust
6.344% due 03/25/2035 •		911	921

Harvest CLO DAC
4.582% due 10/15/2031 •	EUR	2,407	2,581

HERA Commercial Mortgage Ltd.
6.491% due 02/18/2038 •		$4,231	4,173

Hertz Vehicle Financing LLC
1.990% due 06/25/2026		3,000	2,894
5.490% due 06/25/2027		1,900	1,904

Home Equity Asset Trust
6.119% due 02/25/2036 •		177	171

Home Equity Loan Trust
5.674% due 04/25/2037 •		4,642	4,495
5.784% due 04/25/2037 •		314	262

Home Partners of America Trust
1.901% due 12/17/2026		875	795

Honda Auto Receivables Owner Trust
5.710% due 03/18/2026		7,500	7,507

HSI Asset Securitization Corp. Trust
5.644% due 07/25/2036 •		109	48
5.664% due 12/25/2036 •		799	214
5.764% due 05/25/2037 •		9	9
5.804% due 04/25/2037 •		794	530
5.924% due 11/25/2035 •		540	494

Hyundai Auto Receivables Trust
4.990% due 02/15/2029		4,700	4,703
5.290% due 04/15/2027		4,500	4,497
5.480% due 04/17/2028		3,800	3,827

Invesco Euro CLO DAC
4.592% due 07/15/2031 •	EUR	1,000	1,065

IXIS Real Estate Capital Trust
5.844% due 03/25/2036 •		$175	92
5.904% due 01/25/2037 •		10,868	3,902

JP Morgan Mortgage Acquisition Trust
5.654% due 10/25/2036 •		91	89
5.744% due 07/25/2036 •		57	25
6.044% due 07/25/2036 •		1,874	1,774

Jubilee CLO DAC
4.552% due 04/15/2030 •	EUR	3,842	4,140
4.592% due 04/15/2031 •		5,700	6,124

KKR CLO Ltd.
6.976% due 04/15/2031 •		$3,850	3,846

Lehman XS Trust
5.764% due 05/25/2036 •		59	50

Long Beach Mortgage Loan Trust
5.744% due 05/25/2036 •		48	25
5.764% due 12/25/2036 •		358	240
5.784% due 12/25/2036 •		257	91
5.884% due 02/25/2036 •		307	298
5.964% due 08/25/2045 •		19	19
5.984% due 05/25/2046 •		328	102
6.044% due 01/25/2036 •		7,367	6,445
6.359% due 08/25/2035 •		5,466	4,846
6.419% due 04/25/2035 •		54	53

M360 Ltd.
7.693% due 11/22/2038 •		6,463	6,225

Man GLG Euro CLO DAC
4.622% due 10/15/2030 •	EUR	546	589
4.630% due 12/15/2031 •		6,449	6,933

Massachusetts Educational Financing Authority
6.573% due 04/25/2038 •		$7	7

Master Credit Card Trust
6.169% due 01/21/2027 •		12,400	12,461

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	25

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
5.544% due 01/25/2037 •	$1,191	$345
5.644% due 10/25/2036 •	8,206	4,140
5.654% due 05/25/2037 •	1,334	1,273
5.664% due 11/25/2036 •	491	157
5.764% due 10/25/2036 •	258	130
5.924% due 03/25/2036 •	38	23
6.024% due 12/25/2035 «•	4	4
6.194% due 10/25/2035 •	7,396	6,920
8.144% due 07/25/2034 «•	154	138

MASTR Specialized Loan Trust
6.569% due 11/25/2035 •	542	512

Merrill Lynch Mortgage Investors Trust
4.611% due 03/25/2037 •	62,389	15,606
5.664% due 07/25/2037 •	355	155
5.664% due 08/25/2037 •	2,348	1,216
5.944% due 07/25/2037 •	185	44
5.964% due 02/25/2037 •	644	189

MF1 LLC
7.063% due 03/19/2039 •	1,000	1,002

MF1 Ltd.
6.891% due 10/16/2036 •	12,800	12,552
7.076% due 02/19/2037 •	12,500	12,289
7.191% due 10/16/2036 •	12,800	12,416

MFA Trust
5.363% due 03/25/2060 þ	607	602

MKS CLO Ltd.
6.579% due 07/20/2030 •	3,333	3,333

Morgan Stanley ABS Capital, Inc. Trust
5.524% due 11/25/2036 •	374	216
5.534% due 01/25/2037 •	270	127
5.554% due 12/25/2036 •	6,493	3,276
5.554% due 03/25/2037 •	543	235
5.574% due 10/25/2036 •	19	16
5.574% due 01/25/2037 •	213	100
5.574% due 02/25/2037 •	2,684	1,935
5.579% due 11/25/2036 •	384	248
5.624% due 03/25/2037 •	871	377
5.654% due 01/25/2037 •	194	91
5.659% due 03/25/2037 •	2,633	1,039
5.674% due 10/25/2036 •	565	302
5.674% due 11/25/2036 •	1,510	870
5.724% due 08/25/2036 •	358	182
5.764% due 09/25/2036 •	595	257
5.804% due 02/25/2037 •	15,658	5,175
5.944% due 04/25/2036 •	2,158	2,031
6.149% due 12/25/2034 •	20	19
6.299% due 03/25/2034 •	967	964
6.359% due 03/25/2035 •	11	10
6.374% due 07/25/2035 •	550	532
9.244% due 02/25/2047 •	91	74

Morgan Stanley Dean Witter Capital, Inc. Trust
6.424% due 02/25/2033 «•	60	58

Morgan Stanley Home Equity Loan Trust
5.544% due 12/25/2036 •	956	468

Morgan Stanley Mortgage Loan Trust
5.624% due 12/25/2036 •	3,693	1,256
5.784% due 11/25/2036 •	29	8
6.164% due 04/25/2037 •	31	9

Nationstar Home Equity Loan Trust
5.984% due 09/25/2036 •	6,180	6,003

Nelnet Student Loan Trust
5.884% due 09/27/2066 •	3,713	3,708
6.640% due 02/20/2041	1,060	1,066
7.519% due 02/20/2041 •	1,162	1,165

New Century Home Equity Loan Trust
6.224% due 03/25/2035 •	299	291
6.419% due 11/25/2034 «•	175	171

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.104% due 10/25/2036 •	139	29
6.532% due 10/25/2036 þ	172	37

NovaStar Mortgage Funding Trust
5.644% due 09/25/2037 •	276	266
5.764% due 10/25/2036 •	194	102
6.524% due 06/25/2035 •	21	20

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oaktree CLO Ltd.
6.736% due 07/15/2034 •		$6,500	$6,505

OCP CLO Ltd.
6.699% due 07/20/2029 •		163	164

Octagon Investment Partners Ltd.
6.483% due 10/20/2030 •		6,000	5,999

Option One Mortgage Loan Trust
5.544% due 07/25/2036 •		3,702	1,688
5.574% due 07/25/2037 •		5,403	3,474
5.584% due 01/25/2037 •		4,435	2,611
5.584% due 03/25/2037 •		1,837	1,627
5.664% due 04/25/2037 •		525	364
5.664% due 05/25/2037 •		395	236
5.984% due 01/25/2036 •		1,626	1,478
6.224% due 02/25/2035 •		234	221

Ownit Mortgage Loan Trust
6.269% due 08/25/2036 •		11,172	9,858
6.344% due 10/25/2036 •		26	24

OZLM Ltd.
7.029% due 07/20/2032 •		6,650	6,661
7.279% due 07/20/2032 •		4,050	4,060

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		2,568	2,543
6.060% due 03/15/2030		5,463	5,457
6.258% due 10/15/2031		2,700	2,699
6.660% due 07/15/2031		500	502
7.128% due 06/16/2031		1,235	1,239

Palmer Square European Loan Funding DAC
0.000% due 08/15/2033 •(c)	EUR	5,800	6,257
4.722% due 04/15/2031 •		9,902	10,584

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.494% due 10/25/2034 •		$21	21
7.169% due 02/25/2035 •		7,592	6,757
7.244% due 12/25/2034 •		26	25
7.319% due 12/25/2034 •		4,101	3,758

Popular ABS Mortgage Pass-Through Trust
5.939% due 07/25/2036 •		268	248
6.314% due 02/25/2036 •		3,675	3,383

PRET LLC
1.744% due 07/25/2051 þ		3,115	3,019
1.843% due 09/25/2051 þ		8,613	8,248
1.868% due 07/25/2051 þ		2,196	2,126
1.992% due 02/25/2061 þ		2,021	1,976
2.487% due 10/25/2051 ~		994	974
2.487% due 10/25/2051 þ		5,798	5,686
3.721% due 07/25/2051 þ		8,163	7,962
5.240% due 04/25/2052 þ		5,297	5,220
5.240% due 09/27/2060 þ		985	975
8.497% due 10/25/2053 þ		12,567	12,643

PRPM LLC
3.720% due 02/25/2027 þ		5,668	5,521

RAAC Trust
6.149% due 02/25/2036 •		6,455	6,143

Reach ABS Trust
6.300% due 02/18/2031		444	445
7.050% due 02/18/2031		1,131	1,134

Ready Capital Mortgage Financing LLC
6.971% due 01/25/2037 •		10,185	10,177

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		2,157	734
5.612% due 04/25/2037 þ		368	97
6.544% due 09/25/2037 •		161	68

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		2,075	1,992
4.320% due 09/25/2030		1,430	1,388
5.380% due 11/25/2030		5,969	5,936

Residential Asset Mortgage Products Trust
5.884% due 12/25/2035 •		15	13
5.967% due 08/25/2034 •		2,863	2,819
6.044% due 03/25/2036 •		113	110
6.134% due 10/25/2035 •		56	56
6.694% due 10/25/2034 •		996	886

Residential Asset Securities Corp. Trust
5.714% due 08/25/2036 •		326	317
6.024% due 06/25/2033 •		45	40

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.104% due 12/25/2035 •		$2,760	$2,658
6.329% due 12/25/2035 •		17,408	15,279
6.689% due 02/25/2035 •		4,966	4,748

Santander Drive Auto Receivables Trust
5.710% due 02/16/2027		1,100	1,101
5.930% due 07/17/2028		2,700	2,740
6.180% due 02/16/2027		12,259	12,283

Saxon Asset Securities Trust
5.894% due 09/25/2036 •		8,365	6,798

SBNA Auto Lease Trust
5.390% due 11/20/2026		10,455	10,460
5.450% due 01/20/2026		6,100	6,094

Sculptor European CLO DAC
4.992% due 10/15/2034 •	EUR	10,510	11,277

Securitized Asset-Backed Receivables LLC Trust
5.544% due 10/25/2036 •		$23,707	8,082
5.604% due 08/25/2036 •		2,147	712
5.784% due 08/25/2036 •		17	6
5.924% due 07/25/2036 •		759	307
6.089% due 10/25/2035 •		2,170	1,707
6.104% due 08/25/2035 •		38	30
6.164% due 10/25/2035 •		1,317	1,084
6.404% due 01/25/2036 •		240	222
6.494% due 03/25/2035 •		39	38

SFS Auto Receivables Securitization Trust
4.950% due 05/21/2029		500	498
5.350% due 06/21/2027		2,800	2,796

SG Mortgage Securities Trust
5.584% due 10/25/2036 •		99	88
6.329% due 10/25/2035 •		5,879	4,628

Shelter Growth CRE Issuer Ltd.
7.622% due 06/17/2037 •		12,012	12,026
8.519% due 06/17/2037 •		8,658	8,581

SMB Private Education Loan Trust
1.310% due 07/17/2051		5,541	5,028
4.550% due 02/16/2055		11,220	10,604
6.869% due 11/15/2052 •		1,306	1,319

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		614	577

Sound Point CLO Ltd.
6.566% due 07/25/2030 •		2,756	2,758

Soundview Home Loan Trust
5.524% due 06/25/2037 •		49	32
5.614% due 07/25/2037 •		213	183
5.614% due 08/25/2037 •		667	558
5.624% due 02/25/2037 •		2,099	586
5.644% due 06/25/2037 •		763	521
5.704% due 02/25/2037 •		120	34
5.909% due 02/25/2036 •		791	726
6.344% due 10/25/2037 •		3,845	3,003
6.744% due 10/25/2037 •		1,152	858

Specialty Underwriting & Residential Finance Trust
5.296% due 12/25/2036 •		217	206
5.584% due 11/25/2037 •		2,224	1,219
5.744% due 06/25/2037 •		37	22
5.744% due 09/25/2037 •		278	185
5.794% due 04/25/2037 •		2,724	1,956

Structured Asset Investment Loan Trust
5.574% due 07/25/2036 •		27	19
5.594% due 09/25/2036 •		11	10
5.624% due 09/25/2036 •		6,280	3,841
6.064% due 01/25/2036 •		62	56
6.224% due 02/25/2035 •		625	608
6.374% due 06/25/2035 •		241	229
6.394% due 08/25/2033 •		153	149
8.594% due 08/25/2033 •		120	111

Structured Asset Securities Corp. Mortgage Loan Trust
5.604% due 03/25/2036 •		8	7
5.714% due 07/25/2036 •		9	9
5.754% due 08/25/2046 •		3,261	2,841
5.784% due 12/25/2036 •		21	20
5.864% due 02/25/2037 •		284	274
6.940% due 04/25/2035 •		1	1

Tikehau CLO DAC
4.754% due 08/04/2034 •	EUR	9,000	9,688

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tricolor Auto Securitization Trust
6.610% due 10/15/2027		$2,577	$2,580

Upstart Pass-Through Trust
3.800% due 04/20/2030		3,477	3,383

Upstart Securitization Trust
3.120% due 03/20/2032		4,572	4,536
4.370% due 05/20/2032		663	662
5.500% due 06/20/2032		7,588	7,536

Venture CLO Ltd.
6.456% due 04/15/2027 •		20	20
6.479% due 10/20/2028 •		2,993	2,996
6.599% due 04/20/2029 •		131	132
6.629% due 08/28/2029 •		12	12
6.629% due 07/20/2030 •		3,724	3,731

Vibrant CLO Ltd.
7.279% due 07/20/2032 •		9,125	9,150

WaMu Asset-Backed Certificates WaMu Trust
5.669% due 05/25/2037 •		93	86
5.684% due 05/25/2037 •		389	342

Washington Mutual Asset-Backed Certificates Trust
5.564% due 11/25/2036 •		699	238
5.754% due 08/25/2036 •		1,719	1,627

Wellfleet CLO Ltd.
6.469% due 04/20/2029 •		424	424

Wells Fargo Home Equity Asset-Backed Securities Trust
6.194% due 12/25/2035 •		411	404

Westlake Automobile Receivables Trust
5.960% due 10/15/2026		7,016	7,022
5.989% due 10/15/2026 •		6,666	6,676

World Omni Auto Receivables Trust
5.570% due 12/15/2026		1,786	1,787

Total Asset-Backed Securities (Cost $1,104,126)			1,043,553

SOVEREIGN ISSUES 0.6%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (g)	BRL	53,500	10,416

Mexico Government International Bond
2.750% due 11/27/2031 (i)	MXN	64,933	3,366
3.000% due 12/03/2026 (i)		7,305	408
4.000% due 11/30/2028 (i)		21,590	1,240

Total Sovereign Issues (Cost $15,195)			15,430

		SHARES
COMMON STOCKS 2.6%

COMMUNICATION SERVICES 0.1%

Verizon Communications, Inc.		10,763	452

Walt Disney Co.		10,763	1,317

			1,769

CONSUMER DISCRETIONARY 0.4%

Amazon.com, Inc. (e)		10,763	1,941

Home Depot, Inc.		10,763	4,129

McDonald’s Corp.		10,763	3,035

NIKE, Inc. ‘B’		10,763	1,011

			10,116

CONSUMER STAPLES 0.1%

Coca-Cola Co.		10,763	658

Procter & Gamble Co.		10,763	1,746

Walmart, Inc.		10,763	648

			3,052

ENERGY 0.1%

Chevron Corp.		10,763	1,698

		SHARES	MARKET VALUE (000S)
FINANCIALS 0.6%

American Express Co.		10,763	$2,451

Goldman Sachs Group, Inc.		10,763	4,495

JPMorgan Chase & Co.		10,763	2,156

Travelers Cos., Inc.		10,763	2,477

Visa, Inc. ‘A’		10,763	3,004

			14,583

HEALTH CARE 0.4%

Amgen, Inc.		10,763	3,060

Johnson & Johnson		10,763	1,703

Merck & Co., Inc.		10,763	1,420

UnitedHealth Group, Inc.		10,763	5,324

			11,507

INDUSTRIALS 0.4%

3M Co.		10,763	1,142

Boeing Co. (e)		10,763	2,077

Caterpillar, Inc.		10,763	3,944

Honeywell International, Inc.		10,763	2,209

			9,372

INFORMATION TECHNOLOGY 0.5%

Apple, Inc.		10,763	1,846

Cisco Systems, Inc.		10,763	537

Intel Corp.		10,763	475

International Business Machines Corp.		10,763	2,055

Microsoft Corp.		10,763	4,528

salesforce.com, Inc.		10,763	3,242

			12,683

MATERIALS 0.0%

Dow, Inc.		10,763	624

Total Common Stocks (Cost $63,570)			65,404

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.1%

COMMERCIAL PAPER 2.0%

Alimentation Couche-Tard, Inc.
5.560% due 04/11/2024		$900	898
5.560% due 04/16/2024		950	947

American Electric Power Co., Inc.
5.500% due 04/02/2024		800	799
5.560% due 04/22/2024		2,400	2,391
5.560% due 05/15/2024		850	844
5.580% due 05/01/2024		250	249
5.590% due 06/11/2024		1,400	1,384

Bank of Nova Scotia
5.170% due 04/09/2024	CAD	19,800	14,593

Campbell Soup Co.
5.630% due 04/03/2024		$800	799

Crown Castle, Inc.
5.800% due 04/16/2024		300	299
5.830% due 04/09/2024		400	399
5.830% due 04/16/2024		650	648
5.830% due 04/18/2024		350	349

CVS Health Corp.
5.570% due 04/01/2024		750	749
5.600% due 04/01/2024		3,900	3,898

Dominion Energy, Inc.
5.600% due 04/23/2024		2,350	2,341

Enbridge U.S., Inc.
5.520% due 04/05/2024		450	449

Entergy Corp.
5.530% due 04/26/2024		550	547

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.600% due 05/02/2024		$250	$249
5.600% due 05/06/2024		400	398
5.600% due 05/21/2024		350	347

Equifax, Inc.
5.500% due 04/08/2024		250	250

Eversource Energy
5.620% due 04/01/2024		1,150	1,149

Intercontinental Exchange, Inc.
5.520% due 04/01/2024		250	250
5.520% due 04/11/2024		250	249

Keurig Dr Pepper, Inc.
5.520% due 04/17/2024		3,000	2,991
5.530% due 04/22/2024		250	249
5.550% due 04/22/2024		4,150	4,134

L3Harris Technologies, Inc.
5.600% due 04/01/2024		350	350
5.650% due 04/08/2024		250	250
5.650% due 04/10/2024		350	349
5.650% due 04/11/2024		450	449

Microchip Technology, Inc.
5.570% due 04/19/2024		250	249

National Grid North America, Inc.
5.520% due 04/15/2024		250	249
5.520% due 04/18/2024		450	449
5.520% due 04/26/2024		850	846

NextEra Energy Capital Holdings, Inc.
5.570% due 04/24/2024		450	448
5.570% due 04/25/2024		700	697
5.570% due 04/26/2024		750	747

Penske Truck Leasing Co. LP
5.500% due 04/12/2024		1,250	1,247

Rogers Communications, Inc.
5.640% due 04/11/2024		400	399

			49,578

REPURCHASE AGREEMENTS (m) 17.1%
			438,151

JAPAN TREASURY BILLS 0.9%
(0.230)% due 04/15/2024 (g)(h)	JPY	3,420,000	22,592

U.S. TREASURY BILLS 0.1%
5.354% due 04/11/2024 - 06/13/2024 (f)(g)		$1,285	1,279

Total Short-Term Instruments (Cost $512,348)			511,600

Total Investments in Securities (Cost $2,997,920)			2,888,407

		SHARES
INVESTMENTS IN AFFILIATES 5.5%

SHORT-TERM INSTRUMENTS 5.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.5%

PIMCO Short Asset Portfolio		14,364,165	139,907

Total Short-Term Instruments (Cost $139,645)			139,907

Total Investments in Affiliates (Cost $139,645)			139,907

Total Investments 118.5% (Cost $3,137,565)			$3,028,314

Financial Derivative Instruments (n)(p) 0.1% (Cost or Premiums, net $16,958)			2,388

Other Assets and Liabilities, net (18.6)%			(475,247)

Net Assets 100.0%			$2,555,455

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	27

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.
(l)	Restricted Securities.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.400%	03/28/2024	04/01/2024		$9,300	U.S. Treasury Bonds 4.375% due 08/15/2043	$(9,512)	$9,300	$9,306
	5.430	03/28/2024	04/01/2024		102,000	U.S. Treasury Bonds 4.000% due 11/15/2052	(104,251)	102,000	102,061
BRC	5.450	04/01/2024	04/02/2024		100,400	U.S. Treasury Inflation Protected Securities 2.375% due 10/15/2028	(102,338)	100,400	100,400
FICC	2.600	03/28/2024	04/01/2024		12,358	U.S. Treasury Notes 5.000% due 09/30/2025	(12,605)	12,358	12,361
MEI	4.960	03/28/2024	04/05/2024	CAD	110,000	Canada Housing Trust 1.600% - 2.350% due 06/15/2027 - 12/15/2031	(82,982)	81,208	81,252
TOR	4.920	03/26/2024	04/01/2024		80,000	Province of Quebec 4.250% due 12/01/2043	(61,358)	59,060	59,108
	4.920	04/01/2024	04/04/2024		100,000	Province of Ontario 2.900% due 12/02/2046	(76,097)	73,825	73,825

Total Repurchase Agreements							$(449,143)	$438,151	$438,313

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$111,367	$0	$0	$111,367	$(113,764)	$(2,397)
BRC	100,400	0	0	100,400	(102,338)	(1,938)
FICC	12,361	0	0	12,361	(12,605)	(244)
MEI	81,252	0	0	81,252	(82,475)	(1,223)
TOR	132,933	0	0	132,933	(136,184)	(3,251)

Total Borrowings and Other Financing Transactions	$438,313	$0	$0

Cash of $1,776 has been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(1,369) at a weighted average interest rate of 5.398%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	19	$19	$(6)	$(2)
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	32	32	(9)	(5)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	19	19	(7)	(7)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	32	32	(18)	(3)

Total Written Options					$(40)	$(17)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	1,050	$214,709	$(368)	$0	$(213)
U.S. Treasury 10-Year Note June Futures	06/2024	3,363	372,610	622	0	(263)
U.S. Treasury Long-Term Bond June Futures	06/2024	295	35,529	585	74	0

				$839	$74	$(476)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini DJIA Index June Futures	06/2024	324	$(65,085)	$(1,537)	$0	$(52)
Euro-Bund June Futures	06/2024	66	(9,497)	(139)	0	(45)
Euro-Buxl 30-Year Bond June Futures	06/2024	24	(3,516)	(72)	0	(42)
U.S. Treasury 5-Year Note June Futures	06/2024	728	(77,907)	(424)	85	0

				$(2,172)	$85	$(139)

Total Futures Contracts				$(1,333)	$159	$(615)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2025	0.438%	$	500	$6	$(1)	$5	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.473		7,100	114	(33)	81	1	0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595		2,200	(12)	47	35	1	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170		5,100	34	58	92	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204		500	6	4	10	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	0.493		4,890	970	(394)	576	0	0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825		5,855	705	242	947	4	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	0.317	EUR	200	(19)	21	2	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261	$	2,900	9	7	16	0	0
Volkswagen International Finance NV	1.000	Quarterly	12/20/2025	0.388	EUR	13,300	160	(6)	154	1	0

							$1,973	$(55)	$1,918	$7	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-41 5-Year Index	5.000%	Quarterly	12/20/2028	$6,732	$451	$56	$507	$2	$0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029	2,100	149	6	155	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	29,800	654	36	690	2	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	29

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-42 5-Year Index	1.000%	Quarterly	06/20/2029	$54,700	$1,224	$30	$1,254	$5	$0

					$2,478	$128	$2,606	$9	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	800	$(4)	$53	$49	$4	$0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		500	(2)	(1)	(3)	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/21/2034	JPY	9,780,000	(67)	(964)	(1,031)	0	(136)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024	$	416,500	(16,552)	922	(15,630)	0	(184)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		175,700	2,595	2,166	4,761	151	0
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		870	(9)	0	(9)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2026		68,800	680	82	762	83	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		173,400	(478)	1,635	1,157	263	0
Receive	1-Day USD-SOFR Compounded-OIS	3.650	Annual	05/31/2028		6,300	0	109	109	11	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		800	0	14	14	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		200	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		109,250	1,089	4,196	5,285	188	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		48,500	440	(120)	320	73	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		94,750	1,270	5,300	6,570	159	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		119,200	2,574	19,437	22,011	190	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		106,530	888	2,192	3,080	158	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		99,200	10,326	7,187	17,513	117	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		151,410	9,642	3,102	12,744	145	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		94,500	(1,269)	1,602	333	45	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2039		43,400	718	(476)	242	0	(17)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2044		24,400	381	(332)	49	0	(27)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		2,100	(516)	(234)	(750)	3	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		26,400	1,424	3,204	4,628	0	(43)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		24,890	(558)	912	354	0	(51)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	122,000	(123)	2,164	2,041	441	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	2,600	(6)	73	67	6	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		2,400	(5)	78	73	6	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		2,100	(5)	(43)	(48)	0	(5)
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		1,100	(2)	(23)	(25)	0	(3)
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		1,200	(3)	(20)	(23)	0	(3)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		2,700	(5)	(15)	(20)	0	(7)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		2,200	(4)	(9)	(13)	0	(6)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		1,200	(2)	(10)	(12)	0	(3)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		1,600	(3)	1	(2)	0	(4)
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		1,300	(5)	107	102	7	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		4,300	(17)	276	259	22	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		1,500	(7)	(79)	(86)	0	(8)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		1,500	(6)	(66)	(72)	0	(8)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		600	(3)	(33)	(36)	0	(3)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		600	(3)	(35)	(38)	0	(3)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		900	(4)	(38)	(42)	0	(5)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		1,100	(4)	(41)	(45)	0	(6)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		1,300	(5)	(40)	(45)	0	(7)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		1,400	(5)	(41)	(46)	0	(8)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		1,700	(6)	(38)	(44)	0	(9)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		1,000	(3)	(25)	(28)	0	(6)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		1,600	(6)	0	(6)	0	(9)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		1,200	(4)	23	19	6	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		1,200	(4)	22	18	6	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		700	(2)	(4)	(6)	0	(6)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		38,100	626	239	865	218	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		15,700	(769)	(33)	(802)	0	(188)
Pay	CAONREPO Index	4.177	Semi-Annual	03/20/2026	CAD	92,600	0	(46)	(46)	0	(52)

							$12,187	$52,332	$64,519	$2,303	$(811)

Total Swap Agreements							$16,638	$52,405	$69,043	$2,319	$(811)

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$159	$2,319	$2,478		$(17)	$(615)		$(811)	$(1,443)

(o)

Securities with an aggregate market value of $54,748 and cash of $26,428 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	AUD	2,889		$1,895	$12	$0
	04/2024	NZD	568		346	7	0
	04/2024		$148	AUD	226	0	(1)
	05/2024	AUD	226		$148	1	0
BOA	04/2024	CAD	110,120		81,040	0	(261)
	04/2024	DKK	59,702		8,678	43	0
	04/2024	EUR	1,929		2,093	12	0
	04/2024	KRW	2,610,582		1,950	13	0
	04/2024	SGD	1,888		1,414	14	0
	04/2024		$207	AUD	317	0	(1)
	05/2024	AUD	317		$208	1	0
	05/2024	DKK	4,863		709	5	0
	06/2024	KRW	5,057,994		3,830	66	0
	06/2024		$129	IDR	2,015,698	0	(2)
	06/2024		750	KRW	996,383	0	(9)
	06/2024		3,840	MXN	64,849	13	0
BPS	04/2024	BRL	25,459		$5,104	28	0
	04/2024	CAD	3,382		2,491	0	(6)
	04/2024	CNH	34,017		4,739	53	0
	04/2024	DKK	5,865		855	7	0
	04/2024	EUR	1,881		2,037	8	0
	04/2024	GBP	34,741		44,101	252	0
	04/2024	IDR	53,092,110		3,350	8	0
	04/2024	JPY	364,100		2,431	25	0
	04/2024	SEK	12		1	0	0
	04/2024		$5,108	BRL	25,459	0	(32)
	04/2024		1,641	CAD	2,211	0	(9)
	04/2024		1,731	CNH	12,562	0	(2)
	04/2024		8,186	JPY	1,237,319	0	(12)
	05/2024	BRL	25,459		$5,092	32	0
	05/2024	CNH	12,545		1,731	2	0
	05/2024	DKK	6,191		900	4	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	31

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024	JPY	1,231,682		$8,186	$12	$0
	05/2024	TWD	179,201		5,801	194	0
	06/2024	KRW	7,339,353		5,618	157	0
	06/2024	TWD	967,033		31,245	916	0
	06/2024		$1,265	IDR	19,934,575	0	(12)
	06/2024		4,584	INR	381,624	0	(18)
	06/2024		180	TWD	5,585	0	(5)
	07/2024	PLN	5,770		$1,424	0	(19)
BRC	04/2024	CAD	1,586		1,168	0	(3)
	04/2024	CNH	47,399		6,593	63	0
	04/2024	HKD	7,010		897	1	0
	04/2024	NOK	752		71	2	0
	04/2024		$1,102	DKK	7,565	0	(8)
	04/2024		97	HUF	35,427	0	(1)
	04/2024		39	ZAR	743	0	0
	05/2024	NOK	1,322		$123	1	0
	06/2024	ILS	381		105	1	0
	06/2024	KRW	8,440,143		6,462	181	0
	06/2024		$329	INR	27,371	0	(2)
BSH	07/2024	BRL	31,400		$6,226	19	0
CBK	04/2024		50,555		10,279	199	0
	04/2024	CAD	100,407		74,222	93	0
	04/2024	CHF	18,899		21,551	595	0
	04/2024	CNH	43,947		6,109	54	0
	04/2024		$1,097	AUD	1,680	0	(2)
	04/2024		10,104	BRL	50,555	0	(24)
	04/2024		1,957	EUR	1,790	0	(26)
	04/2024		1,059	GBP	828	0	(14)
	05/2024	BRL	23,869		$4,744	0	0
	05/2024		$20,686	MXN	351,390	312	0
	06/2024	KRW	732,528		$560	15	0
	06/2024		$444	IDR	7,007,393	0	(3)
	06/2024		100	KRW	132,103	0	(1)
FAR	04/2024	EUR	172,150		$187,130	1,407	0
	04/2024		$24,266	JPY	3,668,974	0	(29)
	05/2024	CHF	18,825		$20,857	0	(83)
	05/2024	JPY	3,652,328		24,266	28	0
GLM	04/2024	BRL	994		200	2	0
	04/2024		$199	BRL	994	0	(1)
	04/2024		5,665	DKK	39,059	0	(16)
	05/2024	SEK	68,535		$6,465	55	0
	06/2024	IDR	14,929,215		947	8	0
	07/2024	BRL	15,200		3,069	64	0
	04/2025	DKK	39,920		5,902	10	0
JPM	04/2024	BRL	22,248		4,453	17	0
	04/2024	CAD	88,143		65,315	245	(3)
	04/2024	EUR	3,203		3,480	25	0
	04/2024		$4,563	BRL	22,248	0	(127)
	05/2024	JPY	107,000		$711	0	0
	05/2024	TWD	135		4	0	0
	05/2024		$22,084	BRL	109,414	0	(336)
	06/2024	IDR	4,750,090		$301	2	0
	06/2024	ILS	2,843		780	5	0
	06/2024	KRW	7,749,235		5,979	212	0
	06/2024	MXN	361		21	0	0
	06/2024	TWD	75,594		2,425	54	0
	06/2024		$8,487	IDR	134,290,415	5	(50)
	06/2024		1,346	INR	111,857	0	(7)
	06/2024		1,478	TWD	45,457	0	(52)
	07/2024	BRL	6,900		$1,389	25	0
MBC	04/2024	AUD	1,198		778	0	(3)
	04/2024	CNH	70,265		9,780	101	0
	04/2024	JPY	2,641,901		17,628	176	0
	04/2024		$66,689	CAD	90,440	80	0
	04/2024		1,035	DKK	7,130	0	(3)
	04/2024		42,835	GBP	33,913	0	(31)
	05/2024	CAD	90,401		$66,689	0	(80)
	05/2024	DKK	121,325		17,594	20	0
	05/2024	GBP	33,913		42,842	32	0
	05/2024	TWD	133		4	0	0
	06/2024	ILS	757		208	2	0

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024		$2,255	IDR	35,663,729	$0	$(13)
	06/2024		728	INR	60,910	1	0
MYI	04/2024	CNH	32,619		$4,558	65	0
	04/2024	JPY	3,420,000		23,862	1,225	0
	04/2024	SEK	68,579		6,668	261	0
	04/2024	SGD	1,873		1,409	20	0
	04/2024		$6,388	DKK	44,112	0	(8)
	04/2024		191,953	EUR	177,373	0	(594)
	04/2024		7,476	JPY	1,125,296	0	(43)
	05/2024	CHF	11		$13	0	0
	05/2024	EUR	177,372		192,186	605	0
	05/2024	JPY	914,317		6,074	7	0
	05/2024		$1,711	JPY	257,300	0	(4)
	06/2024	IDR	13,243,468		$853	20	0
	06/2024	KRW	3,637,741		2,797	90	0
	06/2024	TWD	33,808		1,081	21	0
	06/2024		$1,175	IDR	18,563,892	0	(8)
	06/2024		1,308	INR	108,659	0	(9)
	06/2024		2,544	MXN	42,736	0	(5)
	04/2025	DKK	45,100		$6,658	3	0
RBC	04/2024		7,124		1,038	7	0
	04/2024		$47	MXN	831	3	0
	06/2024	TWD	24,094		$779	23	0
SCX	04/2024	CAD	81,521		60,030	3	(156)
	04/2024	CNH	142,125		19,775	195	0
	04/2024	DKK	76,349		11,137	94	0
	04/2024		$1,890	JPY	278,500	0	(50)
	04/2024		341	NZD	568	0	(2)
	05/2024	NOK	7,038		$658	9	0
	05/2024	NZD	568		341	2	0
	06/2024	KRW	7,637,680		5,852	168	0
	06/2024		$4,693	IDR	74,137,961	0	(32)
	06/2024		17,433	INR	1,453,176	2	(49)
SOG	06/2024	KRW	2,207,271		$1,697	55	0
TOR	04/2024	AUD	23,498		15,401	88	0
	04/2024	HKD	20,614		2,638	3	0
	04/2024	JPY	3,305,514		22,117	281	0
	04/2024	NOK	7,617		724	23	0
	05/2024	AUD	271		177	0	0
UAG	04/2024	CAD	19,800		14,690	71	0
	04/2024		$16,401	AUD	25,092	0	(49)
	04/2024		1,694	CAD	2,300	4	0
	04/2024		5,804	DKK	40,100	0	(4)
	04/2024		1,387	PLN	5,472	0	(18)
	04/2024		25,667	ZAR	480,644	0	(322)
	05/2024	AUD	25,092		$16,415	49	0
	04/2025	DKK	40,100		5,915	0	(3)

Total Forward Foreign Currency Contracts						$9,394	$(2,663)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	07/17/2024	124,200	$53	$90
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/17/2024	124,100	72	106
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	01/13/2025	124,100	110	203

Total Purchased Options							$235	$399

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	33

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	2,000	$(4)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	2,000	(4)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	1,200	(4)	(5)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	1,200	(4)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	1,300	(4)	(7)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	1,300	(4)	(1)

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	1,800	(3)	(3)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	1,800	(3)	(2)

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	3,300	(11)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	3,300	(11)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	4,500	(13)	(16)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	4,500	(13)	(8)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	1,900	(3)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	1,900	(3)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	1,800	(7)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	1,800	(7)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	1,700	(6)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	1,700	(6)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	1,900	(7)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	2,000	(7)	(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	1,900	(8)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	2,000	(7)	(1)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	1,500	(2)	(3)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	1,500	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	2,100	(7)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	2,100	(7)	(5)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	800	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	800	(2)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	1,100	(3)	(4)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	1,100	(3)	(2)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	3,900	(9)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	3,900	(9)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	1,400	(5)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	2,000	(7)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	1,700	(6)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	1,400	(5)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	2,000	(7)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	1,700	(6)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	800	(3)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	900	(3)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	900	(3)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	2,200	(6)	(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	2,200	(6)	(4)

Total Written Options							$(245)	$(120)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	0.318%	EUR	1,600	$370	$(231)	$139	$0

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	RADMFENT Index	20,263	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/24/2024	$32,351	$0	$(142)	$0	$(142)
	Receive	RADMFXNT Index	16,944	5.425% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/22/2024	30,154	0	(123)	0	(123)
	Receive	RADMFXNT Index	15,135	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/05/2024	26,935	0	(110)	0	(110)
	Receive	RADMFXNT Index	24,248	5.435% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/12/2024	43,153	0	(176)	0	(176)
	Receive	RADMFENT Index	24,966	5.820% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/07/2024	39,859	0	(179)	0	(179)
	Receive	RADMFENT Index	3,580	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024	6,371	0	(26)	0	(26)
	Receive	RADMFENT Index	3,984	5.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024	6,361	0	(28)	0	(28)
	Receive	RADMFENT Index	34,347	5.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2024	54,836	0	(246)	0	(246)
	Receive	RADMFENT Index	26,925	5.770% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/05/2025	42,987	0	(260)	0	(260)
	Receive	RADMFENT Index	16,192	5.780% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025	25,851	0	(100)	0	(100)

CBK	Receive	NDUEEGF Index	72,402	5.410% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2024	39,458	0	(180)	0	(180)
	Receive	ERADXULT Index	4,546	5.960% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/08/2025	11,504	0	(52)	0	(52)

JPM	Receive	ERAUSLT Index	50,611	5.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024	29,930	0	(123)	0	(123)
	Receive	RADMFENT Index	30	5.850% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/22/2024	47	0	0	0	0
	Receive	RADMFXNT Index	33,952	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/05/2024	60,423	0	(258)	0	(258)
	Receive	RADMFXNT Index	17,228	5.090% (1-Month USD-LIBOR less a specified spread)	Monthly	07/10/2024	38,647	0	(147)	0	(147)
	Receive	RADMFXNT Index	9,435	5.420% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/07/2024	16,791	0	(68)	0	(68)
	Receive	NDUEEGF Index	7,891	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/21/2024	4,301	0	(18)	0	(18)
	Receive	RADMFENT Index	118,247	5.800% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024	188,795	0	(823)	0	(823)
	Receive	ERADXULT Index	31,062	6.055% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025	78,604	0	(222)	0	(222)

MBC	Receive	ERADXULT Index	886	5.980% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/04/2024	2,038	0	124	124	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	35

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MEI	Receive	ERAEMLT Index	34,838	6.260% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/10/2024	$158,825	$0	$(756)	$0	$(756)
	Receive	NDDUEAFE Index	14,164	5.375% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/14/2024	116,503	0	(473)	0	(473)
	Receive	NDUEEGF Index	443	5.430% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2024	241	0	(1)	0	(1)
	Receive	ERAEMLT Index	12,561	6.360% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025	57,263	0	(172)	0	(172)

MYI	Receive	RU20INTR Index	2,132	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/03/2024	23,409	0	739	739	0
	Receive	ERADXULT Index	3,092	5.895% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/24/2024	7,824	0	(35)	0	(35)
	Receive	NDDUEAFE Index	5,494	5.350% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/24/2024	45,190	0	(183)	0	(183)
	Receive	ERAUSLT Index	50,976	5.620% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024	30,146	0	(124)	0	(124)
	Receive	NDDUEAFE Index	266	5.375% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/22/2024	2,188	0	(20)	0	(20)
	Receive	NDDUEAFE Index	13,959	5.355% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/05/2024	114,817	0	(464)	0	(464)
	Receive	RU20INTR Index	2,974	5.470% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/05/2024	33,822	0	(139)	0	(139)
	Receive	NDDUEAFE Index	9,812	5.365% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/12/2024	80,707	0	(327)	0	(327)
	Receive	ERAUSST Index	6,431	5.560% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024	44,356	0	(163)	0	(163)
	Receive	ERADXULT Index	12,177	5.930% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025	30,815	0	(119)	0	(119)

RBC	Receive	ERAUSST Index	6,636	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/08/2025	45,770	0	(217)	0	(217)
	Receive	RU20INTR Index	1,626	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/19/2025	18,492	0	(66)	0	(66)

UAG	Receive	ERAUSST Index	4,287	5.430% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/24/2024	29,568	0	(119)	0	(119)

								$0	$(5,796)	$863	$(6,659)

Total Swap Agreements								$370	$(6,027)	$1,002	$(6,659)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$20	$0	$0	$20	$(1)	$0	$0	$(1)	$19	$0	$19
BOA	167	0	0	167	(273)	0	0	(273)	(106)	0	(106)
BPS	1,698	0	0	1,698	(115)	0	(1,390)	(1,505)	193	(5,180)	(4,987)
BRC	249	0	0	249	(14)	0	0	(14)	235	(240)	(5)
BSH	19	0	0	19	0	0	0	0	19	32	51

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
CBK	$1,268	$0	$0	$1,268	$(70)	$(14)	$(232)	$(316)	$952	$(2,199)	$(1,247)
CKL	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
FAR	1,435	0	0	1,435	(112)	(39)	0	(151)	1,284	(530)	754
GLM	139	90	0	229	(17)	(26)	0	(43)	186	0	186
JPM	590	0	139	729	(575)	(17)	(1,659)	(2,251)	(1,522)	(7,172)	(8,694)
MBC	412	0	124	536	(130)	0	0	(130)	406	(310)	96
MEI	0	0	0	0	0	0	(1,402)	(1,402)	(1,402)	(2,900)	(4,302)
MYC	0	309	0	309	0	(19)	0	(19)	290	(260)	30
MYI	2,317	0	739	3,056	(671)	0	(1,574)	(2,245)	811	(14,504)	(13,693)
RBC	33	0	0	33	0	0	(283)	(283)	(250)	(2,550)	(2,800)
SCX	473	0	0	473	(289)	0	0	(289)	184	(130)	54
SOG	55	0	0	55	0	0	0	0	55	0	55
TOR	395	0	0	395	0	0	0	0	395	(340)	55
UAG	124	0	0	124	(396)	0	(119)	(515)	(391)	(1,000)	(1,391)

Total Over the Counter	$9,394	$399	$1,002	$10,795	$(2,663)	$(120)	$(6,659)	$(9,442)

(q)

Securities with an aggregate market value of $32 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$159	$159
Swap Agreements	0	16	0	0	2,303	2,319

	$0	$16	$0	$0	$2,462	$2,478

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,394	$0	$9,394
Purchased Options	0	0	0	0	399	399
Swap Agreements	0	139	863	0	0	1,002

	$0	$139	$863	$9,394	$399	$10,795

	$0	$155	$863	$9,394	$2,861	$13,273

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	37

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$17	$17
Futures	0	0	52	0	563	615
Swap Agreements	0	0	0	0	811	811

	$0	$0	$52	$0	$1,391	$1,443

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,663	$0	$2,663
Written Options	0	0	0	0	120	120
Swap Agreements	0	0	6,659	0	0	6,659

	$0	$0	$6,659	$2,663	$120	$9,442

	$0	$0	$6,711	$2,663	$1,511	$10,885

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$137	$137
Futures	0	0	(160)	0	(8,856)	(9,016)
Swap Agreements	0	445	0	0	7,456	7,901

	$0	$445	$(160)	$0	$(1,263)	$(978)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30,232	$0	$30,232
Written Options	0	0	0	0	1,574	1,574
Swap Agreements	0	88	143,815	0	0	143,903

	$0	$88	$143,815	$30,232	$1,574	$175,709

	$0	$533	$143,655	$30,232	$311	$174,731

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$23	$23
Futures	0	0	(1,537)	0	1,225	(312)
Swap Agreements	0	915	0	0	30,099	31,014

	$0	$915	$(1,537)	$0	$31,347	$30,725

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,810	$0	$7,810
Purchased Options	0	0	0	0	164	164
Written Options	0	0	0	0	125	125
Swap Agreements	0	(50)	6,417	0	0	6,367

	$0	$(50)	$6,417	$7,810	$289	$14,466

	$0	$865	$4,880	$7,810	$31,636	$45,191

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$200,714	$0	$200,714
Industrials	0	35,948	0	35,948
Utilities	0	12,025	0	12,025
Municipal Bonds & Notes
California	0	2,056	0	2,056
Illinois	0	393	0	393
Nebraska	0	22	0	22
Ohio	0	60	0	60
Pennsylvania	0	6	0	6
Washington	0	725	0	725
U.S. Government Agencies	0	549,690	0	549,690
U.S. Treasury Obligations	0	205,244	0	205,244
Non-Agency Mortgage-Backed Securities	0	244,988	549	245,537
Asset-Backed Securities	0	1,043,014	539	1,043,553
Sovereign Issues	0	15,430	0	15,430
Common Stocks
Communication Services	1,769	0	0	1,769
Consumer Discretionary	10,116	0	0	10,116
Consumer Staples	3,052	0	0	3,052
Energy	1,698	0	0	1,698
Financials	14,583	0	0	14,583
Health Care	11,507	0	0	11,507
Industrials	9,372	0	0	9,372
Information Technology	12,683	0	0	12,683
Materials	624	0	0	624
U.S. Government Agencies	0	0	0	0
Short-Term Instruments
Commercial Paper	0	49,578	0	49,578
Repurchase Agreements	0	438,151	0	438,151
Japan Treasury Bills	0	22,592	0	22,592
U.S. Treasury Bills	0	1,279	0	1,279

	$65,404	$2,821,915	$1,088	$2,888,407

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$139,907	$0	$0	$139,907

Total Investments	$205,311	$2,821,915	$1,088	$3,028,314

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$0	$0	$0

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,478	0	2,478
Over the counter	0	10,795	0	10,795

	$0	$13,273	$0	$13,273

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(139)	(1,304)	0	(1,443)
Over the counter	0	(9,442)	0	(9,442)

	$(139)	$(10,746)	$0	$(10,885)

Total Financial Derivative Instruments	$(139)	$2,527	$0	$2,388

Totals	$205,172	$2,824,442	$1,088	$3,030,702

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	39

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.1%

CORPORATE BONDS & NOTES 8.4%

BANKING & FINANCE 7.6%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$600	$593

American Honda Finance Corp.
5.904% due 02/12/2025 •		1,200	1,202

Bank of America Corp.
6.695% (SOFRRATE + 1.330%) due 04/02/2026 ~		300	302

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025 ~		700	704

Barclays PLC
6.224% due 05/09/2034 •		1,000	1,032

Citibank NA
5.488% due 12/04/2026		1,900	1,921

Credit Suisse AG
7.950% due 01/09/2025		400	407

Credit Suisse AG AT1 Claim		400	46

Equinix, Inc.
1.550% due 03/15/2028		100	87

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	150	155

Ford Motor Credit Co. LLC
5.800% due 03/05/2027		$400	402
7.350% due 11/04/2027		200	210

Goldman Sachs Group, Inc.
1.431% due 03/09/2027 •		200	185
3.500% due 11/16/2026		500	480
3.615% due 03/15/2028 •		800	765
5.798% due 08/10/2026 •		1,000	1,003
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		200	201
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~		400	409

HSBC Holdings PLC
5.887% due 08/14/2027 •		200	202

Jackson National Life Global Funding
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~		800	802

JPMorgan Chase & Co.
0.969% due 06/23/2025 •		100	99
1.040% due 02/04/2027 •		200	185
1.578% due 04/22/2027 •		300	278
3.782% due 02/01/2028 •		300	289
3.960% due 01/29/2027 •		400	391
5.040% due 01/23/2028 •		200	199

JPMorgan Chase Bank NA
5.110% due 12/08/2026		400	401

Morgan Stanley
5.050% due 01/28/2027 •		2,100	2,093

Nykredit Realkredit AS
1.000% due 04/01/2025	DKK	6,100	862
1.500% due 10/01/2052		6,261	730

Realkredit Danmark AS
1.000% due 04/01/2025		7,000	990

Royal Bank of Canada
4.875% due 01/19/2027		$200	200

Santander U.K. Group Holdings PLC
6.833% due 11/21/2026 •		200	203

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •		1,000	1,001

VICI Properties LP
4.750% due 02/15/2028		100	98

Wells Fargo & Co.
2.188% due 04/30/2026 •		200	193
2.393% due 06/02/2028 •		100	92
3.196% due 06/17/2027 •		400	382

Wells Fargo Bank NA
6.152% (SOFRRATE + 0.800%) due 08/01/2025 ~		500	502

			20,296

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

INDUSTRIALS 0.6%

Carrier Global Corp.
4.375% due 05/29/2025	EUR	100	$109

CVS Pass-Through Trust
6.943% due 01/10/2030		$58	59

Daimler Truck Finance North America LLC
5.200% due 01/17/2025		500	498

Hyundai Capital America
6.503% due 08/04/2025 •		800	805

			1,471

UTILITIES 0.2%

Southern California Edison Co.
4.875% due 02/01/2027		200	199
5.150% due 06/01/2029		400	402

			601

Total Corporate Bonds & Notes (Cost $22,041)			22,368

MUNICIPAL BONDS & NOTES 0.1%

WASHINGTON 0.1%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040		350	382

Total Municipal Bonds & Notes (Cost $371)			382

U.S. GOVERNMENT AGENCIES 22.3%

Fannie Mae
4.000% due 04/25/2041		464	442
5.785% due 07/25/2037 - 09/25/2042 •		5	5
5.815% due 07/25/2037 •		6	6
5.835% due 09/25/2035 •		12	12
5.845% due 09/25/2035 •		26	26
6.155% due 06/25/2037 •		50	50

Freddie Mac
5.813% due 03/15/2037 •		53	52
6.133% due 08/15/2037 •		73	73
6.143% due 10/15/2037 •		12	12
6.153% due 05/15/2037 - 09/15/2037 •		84	83

U.S. Small Business Administration
4.430% due 05/01/2029		7	7

Uniform Mortgage-Backed Security
4.500% due 10/01/2052 - 02/01/2053		9,420	8,975
5.000% due 02/01/2053 - 12/01/2053		8,502	8,298
5.500% due 02/01/2053 - 07/01/2053		4,106	4,090
6.500% due 07/01/2026 - 12/01/2053		8,958	9,156

Uniform Mortgage-Backed Security, TBA
5.000% due 04/01/2054 - 05/01/2054		9,000	8,783
5.500% due 05/01/2054		5,100	5,075
6.000% due 05/01/2054		14,100	14,227

Total U.S. Government Agencies (Cost $58,770)			59,372

U.S. TREASURY OBLIGATIONS 10.4%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2024		8,052	8,062
0.125% due 10/15/2024		3,966	3,942
0.125% due 04/15/2025 (h)		716	699
0.125% due 02/15/2052		222	131
0.250% due 01/15/2025		4,296	4,223
0.625% due 07/15/2032 (h)		1,380	1,252
0.625% due 02/15/2043 (j)		117	90
1.375% due 07/15/2033		2,538	2,437
1.750% due 01/15/2034		201	198

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
0.375% due 09/30/2027 (j)	$800	$698
0.500% due 10/31/2027 (j)	300	262
0.625% due 11/30/2027 (j)	1,300	1,138
0.625% due 12/31/2027 (j)	100	87
0.750% due 01/31/2028 (h)(j)	5,200	4,551

Total U.S. Treasury Obligations (Cost $27,948)		27,770

NON-AGENCY MORTGAGE-BACKED SECURITIES 19.0%

Ashford Hospitality Trust
6.398% due 04/15/2035 •	680	674

Atrium Hotel Portfolio Trust
7.123% due 12/15/2036 •	5,000	4,783

Banc of America Mortgage Trust
5.141% due 07/25/2035 ~	16	15

Bear Stearns Adjustable Rate Mortgage Trust
4.692% due 11/25/2034 ~	3	3

Bear Stearns ALT-A Trust
4.870% due 09/25/2035 ~	52	31
5.292% due 10/25/2035 ~	85	72

BX Trust
6.075% due 04/15/2039 •	899	887
6.315% due 01/17/2039 •	3,000	2,974

Chase Home Lending Mortgage Trust
3.250% due 09/25/2063 ~	680	599

Chase Mortgage Finance Trust
4.365% due 09/25/2036 ~	18	14
4.734% due 12/25/2035 ~	7	6
6.000% due 12/25/2036 «	23	9

Citigroup Mortgage Loan Trust
6.170% due 09/25/2062 þ	1,326	1,327

Colony Mortgage Capital Ltd.
6.914% due 11/15/2038 •	2,900	2,811

Countrywide Alternative Loan Trust
5.824% due 09/25/2046 •	94	87
6.004% due 02/25/2037 •	35	28

Countrywide Home Loan Mortgage Pass-Through Trust
4.706% due 11/25/2034 ~	20	19

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
6.104% due 02/25/2036 •	245	237

Ellington Financial Mortgage Trust
5.900% due 09/25/2067 þ	4,975	4,968

GS Mortgage Securities Corp. Trust
8.726% due 08/15/2039 •	2,800	2,817

GSR Mortgage Loan Trust
4.437% due 11/25/2035 ~	1	0
4.571% due 11/25/2035 ~	33	28
5.063% due 09/25/2035 ~	1	0
6.000% due 02/25/2036	472	193
6.000% due 07/25/2037	122	80

HarborView Mortgage Loan Trust
4.046% due 06/19/2036 ~	114	58
5.781% due 12/19/2036 •	10	9
5.921% due 06/19/2035 •	76	72
5.921% due 12/19/2036 •	228	215

Hilton Orlando Trust
6.672% due 12/15/2034 •	290	290

IndyMac INDX Mortgage Loan Trust
3.718% due 06/25/2036 ~	234	201
5.624% due 02/25/2037 •	134	121

JP Morgan Alternative Loan Trust
3.838% due 05/25/2036 ~	115	64

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042	3,561	3,009
4.248% due 07/05/2033	1,500	1,390
6.423% due 02/15/2035 •	899	895
6.512% due 07/05/2033 •	763	728
6.642% due 11/15/2035 •	261	249

JP Morgan Mortgage Trust
4.048% due 10/25/2036 ~	52	37
4.606% due 10/25/2036 ~	7	5
4.625% due 07/25/2063 ~	1,018	977
5.250% due 11/25/2063 ~	847	833
5.529% due 07/25/2035 «~	1	1

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		$250	$242

Lehman Mortgage Trust
6.000% due 09/25/2037		89	82

MAD Mortgage Trust
3.254% due 08/15/2034 ~		1,600	1,414

MASTR Adjustable Rate Mortgages Trust
3.017% due 07/25/2035 ~		16	14

Merrill Lynch Alternative Note Asset Trust
6.044% due 03/25/2037 •		167	41

Merrill Lynch Mortgage Investors Trust
4.792% due 09/25/2035 ~		44	35
5.420% due 05/25/2033 ~		1	1

MFA Trust
5.750% due 11/25/2067 þ		4,381	4,326

Mortgage Equity Conversion Asset Trust
5.510% due 05/25/2042 •		121	116

New Orleans Hotel Trust
6.362% due 04/15/2032 •		2,300	2,247

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 þ		5	3

OBX Trust
6.120% due 11/25/2062 ~		2,029	2,030

Prime Mortgage Trust
6.000% due 06/25/2036 «		1	1

PRKCM Trust
6.584% due 09/25/2058 þ		1,078	1,086

Residential Accredit Loans, Inc. Trust
5.744% due 02/25/2037 •		113	100
5.784% due 01/25/2037 •		178	150
5.804% due 07/25/2036 •		425	161
5.814% due 08/25/2036 •		199	180
5.824% due 09/25/2036 •		291	276

Structured Adjustable Rate Mortgage Loan Trust
6.489% due 01/25/2035 •		2	2
7.020% due 02/25/2034 ~		1	1

Thornburg Mortgage Securities Trust
7.002% due 06/25/2047 •		88	74

Towd Point Mortgage Trust
3.750% due 03/25/2058 ~		1,603	1,528
3.750% due 05/25/2058 ~		833	803
3.750% due 09/25/2062		1,215	1,133

UBS Commercial Mortgage Trust
6.223% due 02/15/2032 •		369	367

Visio Trust
6.598% due 10/25/2058 þ		1,352	1,360

WaMu Mortgage Pass-Through Certificates Trust
4.174% due 02/25/2037 ~		32	26

Wells Fargo Commercial Mortgage Trust
6.780% due 02/15/2037 •		930	926

Wells Fargo Mortgage-Backed Securities Trust
6.356% due 12/25/2036 ~		35	33

Total Non-Agency Mortgage-Backed Securities (Cost $50,157)			50,574

ASSET-BACKED SECURITIES 32.4%

ACE Securities Corp. Home Equity Loan Trust
5.564% due 10/25/2036 •		1	0

Albacore Euro CLO Ltd.
4.974% due 10/18/2034 •	EUR	900	962

Ally Auto Receivables Trust
5.528% due 03/17/2025		$1,100	1,100

American Express Credit Account Master Trust
4.870% due 05/15/2028		1,000	999

Ares CLO Ltd.
6.637% due 04/17/2033 •		1,000	1,000

BA Credit Card Trust
4.790% due 05/15/2028		1,000	996
4.980% due 11/15/2028		1,300	1,304

Bank of America Auto Trust
5.830% due 05/15/2026		868	869

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
5.684% due 06/25/2047 •		$97	$96

BHG Securitization Trust
5.320% due 10/17/2035		402	401
5.930% due 10/17/2035		1,700	1,685

Black Diamond CLO DAC
4.830% due 01/20/2032 •	EUR	2,749	2,962

Capital Four U.S. CLO Ltd.
7.494% due 01/20/2037 •		$900	907

Carlyle U.S. CLO Ltd.
6.478% due 10/15/2031 •		1,000	1,000

Carvana Auto Receivables Trust
5.620% due 01/10/2029		300	302

CBAM Ltd.
6.598% due 04/17/2031 •		2,441	2,443

Chase Issuance Trust
4.720% due 01/15/2031		1,200	1,197

Citigroup Mortgage Loan Trust
5.624% due 01/25/2037 •		958	687
5.764% due 12/25/2036 •		753	413

Citizens Auto Receivables Trust
5.110% due 04/17/2028		100	100
5.430% due 10/15/2026		200	200
6.130% due 07/15/2026		669	671
6.269% due 07/15/2026 •		521	522

Contego CLO DAC
4.978% due 01/25/2034 •	EUR	2,230	2,397

Countrywide Asset-Backed Certificates Trust
5.724% due 04/25/2047 •		$98	94
5.984% due 03/25/2036 •		145	124

CVC Cordatus Loan Fund DAC
5.145% due 10/23/2034 •	EUR	598	645

Diameter Capital CLO Ltd.
0.000% due 04/15/2037 •		$1,000	1,000

DLLAA LLC
5.930% due 07/20/2026		463	464

Drive Auto Receivables Trust
5.830% due 12/15/2026		800	801

Dryden CLO Ltd.
6.976% due 01/15/2031 •		1,600	1,606

DT Auto Owner Trust
6.290% due 08/16/2027		1,089	1,092

Euro-Galaxy CLO DAC
4.851% due 02/15/2034 •	EUR	2,500	2,687

Exeter Automobile Receivables Trust
5.600% due 08/17/2026		$825	825
6.070% due 12/15/2025		1,394	1,395

Fifth Third Auto Trust

5.800% due 11/16/2026		632	632

First Franklin Mortgage Loan Trust
5.764% due 04/25/2036 •		15	15

Foursight Capital Automobile Receivables Trust
5.990% due 05/15/2028		444	446

Fremont Home Loan Trust
5.764% due 08/25/2036 •		1,896	611

GLS Auto Receivables Issuer Trust
5.570% due 02/16/2027		1,100	1,099
6.040% due 03/15/2027		519	519

GLS Auto Select Receivables Trust
5.960% due 10/16/2028		600	607
6.270% due 08/16/2027		1,015	1,019

GM Financial Automobile Leasing Trust
5.580% due 01/20/2026		693	693

GM Financial Consumer Automobile Receivables Trust
4.850% due 12/18/2028		400	399
5.120% due 02/16/2027		800	798

GSAMP Trust
5.494% due 12/25/2046 •		282	140

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		1,400	1,367

Honda Auto Receivables Owner Trust
5.710% due 03/18/2026		1,200	1,201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyundai Auto Receivables Trust
4.990% due 02/15/2029		$500	$500
5.290% due 04/15/2027		500	500

LL ABS Trust
6.630% due 05/15/2030		168	168

Long Beach Mortgage Loan Trust
5.744% due 05/25/2036 •		101	53
5.984% due 05/25/2046 •		688	214

Madison Park Funding Ltd.
6.706% due 04/25/2032 •		2,150	2,151

Marlette Funding Trust
5.180% due 11/15/2032		290	290
5.950% due 11/15/2032		600	599
6.070% due 04/15/2033		808	808

Massachusetts Educational Financing Authority
6.573% due 04/25/2038 •		15	15

Master Credit Card Trust
6.169% due 01/21/2027 •		1,400	1,407

MASTR Asset-Backed Securities Trust
5.544% due 01/25/2037 •		2,497	725
5.654% due 05/25/2037 •		618	590
6.024% due 12/25/2035 «•		8	8

Merrill Lynch Mortgage Investors Trust
5.944% due 07/25/2037 •		388	93

Morgan Stanley ABS Capital, Inc. Trust
5.574% due 02/25/2037 •		886	538
5.579% due 11/25/2036 •		805	521
5.654% due 01/25/2037 •		407	191

Morgan Stanley Home Equity Loan Trust
5.544% due 12/25/2036 •		425	208

Navient Private Education Loan Trust
4.100% due 12/16/2058 ~		940	908
6.890% due 07/16/2040 •		1,954	1,963

Nelnet Student Loan Trust
5.884% due 09/27/2066 •		440	439
6.183% due 04/20/2062 •		1,164	1,155
6.640% due 02/20/2041		285	287
7.519% due 02/20/2041 •		285	286

Octagon Investment Partners Ltd.
6.483% due 10/20/2030 •		1,000	1,000

Oportun Issuance Trust
7.451% due 01/08/2030		217	217

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		44	43
4.970% due 01/15/2030		42	41

Palmer Square European Loan Funding DAC
0.000% due 08/15/2033 •(a)	EUR	600	647

PRET LLC
1.744% due 07/25/2051 þ		$192	186
1.868% due 07/25/2051 þ		212	206

PRPM LLC
3.720% due 02/25/2027 þ		294	287

Reach ABS Trust
7.050% due 02/18/2031		236	236

Regatta Funding Ltd.
6.648% due 07/17/2031 •		1,762	1,765

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		748	255

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030		265	257

Santander Drive Auto Receivables Trust
6.080% due 08/17/2026		692	693
6.180% due 02/16/2027		1,799	1,802

SBNA Auto Lease Trust
5.390% due 11/20/2026		1,200	1,201
5.450% due 01/20/2026		700	699

Securitized Asset-Backed Receivables LLC Trust
5.604% due 08/25/2036 •		363	120
5.924% due 07/25/2036 •		197	80
6.404% due 01/25/2036 •		251	232

SG Mortgage Securities Trust
5.584% due 10/25/2036 •		208	185

SLM Private Education Loan Trust
10.190% due 10/15/2041 •		2,110	2,268

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	41

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMB Private Education Loan Trust
1.070% due 01/15/2053		$1,408	$1,243
3.500% due 12/16/2041		1,100	1,025
5.380% due 01/15/2053		660	660
6.170% due 01/15/2053 •		1,560	1,546
6.294% due 09/15/2054 •		978	976
7.169% due 05/16/2050 •		501	507

Soundview Home Loan Trust
6.344% due 10/25/2037 •		578	451

St Paul’s CLO DAC
4.692% due 07/17/2030 •	EUR	1,907	2,049

Starwood Mortgage Trust
6.669% due 11/15/2038 •		$2,230	2,193

Structured Asset Securities Corp. Mortgage Loan Trust
5.714% due 07/25/2036 •		19	19
5.784% due 12/25/2036 •		18	18

Theorem Funding Trust
7.600% due 04/15/2029		975	983

TPG Real Estate Finance Issuer Ltd.
6.969% due 02/15/2039 •		1,800	1,787

Tricolor Auto Securitization Trust
6.610% due 10/15/2027		460	461

Westlake Automobile Receivables Trust
5.960% due 10/15/2026		851	852
5.989% due 10/15/2026 •		851	852

Total Asset-Backed Securities (Cost $84,883)			86,151

SOVEREIGN ISSUES 0.6%

Brazil Letras do Tesouro Nacional

0.000% due 07/01/2024 (d)	BRL	6,000	1,168

Mexico Government International Bond
2.750% due 11/27/2031 (e)	MXN	7,386	383
3.000% due 12/03/2026 (e)		812	45
4.000% due 11/30/2028 (e)		2,191	126

Total Sovereign Issues (Cost $1,697)			1,722

		SHARES
COMMON STOCKS 2.6%

COMMUNICATION SERVICES 0.1%

Verizon Communications, Inc.		1,130	48

Walt Disney Co.		1,130	138

			186

CONSUMER DISCRETIONARY 0.4%

Amazon.com, Inc. (b)		1,130	204

Home Depot, Inc.		1,130	433

McDonald’s Corp.		1,130	319

NIKE, Inc. ‘B’		1,130	106

			1,062

CONSUMER STAPLES 0.1%

Coca-Cola Co.		1,130	69

Procter & Gamble Co.		1,130	184

Walmart, Inc.		1,130	68

			321

ENERGY 0.1%

Chevron Corp.		1,130	178

		SHARES	MARKET VALUE (000S)
FINANCIALS 0.6%

American Express Co.		1,130	$257

Goldman Sachs Group, Inc.		1,130	472

JPMorgan Chase & Co.		1,130	226

Travelers Cos., Inc.		1,130	260

Visa, Inc. ‘A’		1,130	316

			1,531

HEALTH CARE 0.4%

Amgen, Inc.		1,130	321

Johnson & Johnson		1,130	179

Merck & Co., Inc.		1,130	149

UnitedHealth Group, Inc.		1,130	559

			1,208

INDUSTRIALS 0.4%

3M Co.		1,130	120

Boeing Co. (b)		1,130	218

Caterpillar, Inc.		1,130	414

Honeywell International, Inc.		1,130	232

			984

INFORMATION TECHNOLOGY 0.5%

Apple, Inc.		1,130	194

Cisco Systems, Inc.		1,130	56

Intel Corp.		1,130	50

International Business Machines Corp.		1,130	216

Microsoft Corp.		1,130	476

salesforce.com, Inc.		1,130	340

			1,332

MATERIALS 0.0%

Dow, Inc.		1,130	65

Total Common Stocks (Cost $6,674)			6,867

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.3%

COMMERCIAL PAPER 2.6%

Alimentation Couche-Tard, Inc.
5.540% due 04/12/2024		$400	399
5.560% due 04/04/2024		250	250
5.560% due 04/16/2024		400	399

American Electric Power Co., Inc.
5.500% due 04/02/2024		250	250
5.560% due 04/22/2024		250	249

Bank of Nova Scotia
5.128% due 05/01/2024	CAD	1,900	1,396
5.170% due 04/09/2024		100	74

Campbell Soup Co.
5.630% due 04/03/2024		$250	250

CVS Health Corp.
5.600% due 04/01/2024		250	250

Dominion Energy, Inc.
5.580% due 04/22/2024		250	249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.600% due 04/16/2024		$250	$249
5.600% due 04/23/2024		250	249

Enbridge U.S., Inc.
5.530% due 04/15/2024		250	249

Entergy Corp.
5.530% due 04/26/2024		250	249

Keurig Dr Pepper, Inc.
5.520% due 04/17/2024		300	299

National Grid North America, Inc.
5.520% due 04/15/2024		250	249

NextEra Energy Capital Holdings, Inc.
5.570% due 04/26/2024		250	249
5.600% due 05/07/2024		250	248

Penske Truck Leasing Co. LP
5.500% due 04/12/2024		250	249

Rogers Communications, Inc.
5.640% due 04/11/2024		250	250

Toronto-Dominion Bank
5.042% due 04/26/2024	CAD	100	74
5.121% due 05/02/2024		300	220

VW Credit, Inc.
5.550% due 04/18/2024		$250	249

			6,849

REPURCHASE AGREEMENTS (f) 3.8%
			10,100

JAPAN TREASURY BILLS 2.9%
(0.073)% due 04/15/2024 - 06/24/2024 (c)(d)	JPY	1,160,000	7,663

Total Short-Term Instruments (Cost $24,822)			24,612

Total Investments in Securities (Cost $277,363)			279,818

		SHARES
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%

PIMCO Short Asset Portfolio		1,082,865	10,547

Total Short-Term Instruments (Cost $10,533)			10,547

Total Investments in Affiliates (Cost $10,533)			10,547

Total Investments 109.1% (Cost $287,896)			$290,365

Financial Derivative Instruments (g)(i) 0.4% (Cost or Premiums, net $3,875)			1,044

Other Assets and Liabilities, net (9.5)%			(25,326)

Net Assets 100.0%			$266,083

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.380%	03/28/2024	04/01/2024	$10,100	U.S. Treasury Notes 2.250% due 11/15/2025	$(10,307)	$10,100	$10,106

Total Repurchase Agreements						$(10,307)	$10,100	$10,106

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$10,106	$0	$0	$10,106	$(10,307)	$(201)

Total Borrowings and Other Financing Transactions	$10,106	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(302) at a weighted average interest rate of 5.421%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	2	$2	$(1)	$0
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	2	2	0	0
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	2	2	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	2	2	(1)	0

Total Written Options					$(3)	$(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	43

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund	(Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	1	$204	$0	$0	$0
U.S. Treasury 5-Year Note June Futures	06/2024	154	16,480	34	0	(18)
U.S. Treasury 10-Year Note June Futures	06/2024	303	33,571	(57)	0	(24)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	17	2,193	22	8	0

				$(1)	$8	$(42)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini DJIA Index June Futures	06/2024	34	$(6,830)	$(161)	$0	$(5)
Euro-Bund June Futures	06/2024	4	(576)	(9)	0	(3)
Euro-Buxl 30-Year Bond June Futures	06/2024	2	(293)	(6)	0	(4)

				$(176)	$0	$(12)

Total Futures Contracts				$(177)	$8	$(54)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	06/20/2028	0.511%	EUR	500	$1	$10	$11	$0	$0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825	$	400	56	9	65	1	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	0.672	EUR	300	(3)	7	4	0	0

							$54	$26	$80	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-42 5-Year Index	5.000%	Quarterly	06/20/2029	$	1,000	$70	$4	$74	$0	$0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		300	1	5	6	0	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027		300	0	7	7	0	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		500	2	10	12	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028		21,700	252	250	502	2	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029		39,900	892	22	914	3	0

						$1,217	$298	$1,515	$5	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	100	$(1)	$7	$6	$1	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/21/2034	JPY	1,110,000	(9)	(108)	(117)	0	(15)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025	$	18,500	273	228	501	16	0
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		8,460	(89)	2	(87)	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2026		7,300	72	9	81	9	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		14,300	(33)	128	95	21	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		18,220	221	661	882	31	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		5,100	46	(12)	34	8	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		10,600	230	505	735	18	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		17,800	143	372	515	26	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		22,400	1,464	421	1,885	21	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		2,200	164	(92)	72	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		100	(1)	3	2	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		10,200	(130)	166	36	5	0

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	2.750%	Annual	06/21/2053	$	5,150	$308	$595	$903	$0	$(8)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	13,800	(15)	246	231	50	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	400	(1)	11	10	1	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		200	0	6	6	0	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		300	(1)	(6)	(7)	0	(1)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		200	0	(1)	(1)	0	(1)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		300	(1)	(1)	(2)	0	(1)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		100	0	(1)	(1)	0	0
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		100	0	0	0	0	0
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		200	(1)	17	16	1	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		400	(2)	26	24	2	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		200	(1)	(10)	(11)	0	(1)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		200	(1)	(9)	(10)	0	(1)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		100	0	(6)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		100	0	(6)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		100	0	(5)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		100	0	(4)	(4)	0	(1)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		200	(1)	(6)	(7)	0	(1)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		200	(1)	(4)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		200	(1)	0	(1)	0	(1)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		100	0	2	2	1	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		100	0	2	2	1	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		100	0	(1)	(1)	0	(1)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		4,200	70	25	95	24	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		1,800	(94)	2	(92)	0	(21)
Pay	CAONREPO Index	4.177	Semi-Annual	03/20/2026	CAD	9,800	0	(5)	(5)	0	(5)

							$2,608	$3,151	$5,759	$238	$(74)

Total Swap Agreements							$3,879	$3,475	$7,354	$244	$(74)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$8	$244	$252	$(1)	$(54)	$(74)	$(129)

(h)

Securities with an aggregate market value of $2,320 and cash of $5,759 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	45

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund	(Cont.)

(i) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2024	DKK	4,591		$667	$3	$0
	04/2024	EUR	393		427	3	0
	04/2024	KRW	267,752		200	1	0
	04/2024	SGD	209		156	2	0
	04/2024		$28	AUD	42	0	0
	04/2024		1,426	JPY	215,421	0	(3)
	05/2024	AUD	42		$28	0	0
	05/2024	JPY	214,441		1,426	3	0
	05/2024		$121	DKK	833	0	(1)
	06/2024	INR	8,965		$108	0	0
	06/2024	KRW	841,287		635	9	0
	06/2024	TWD	3,403		107	1	0
	06/2024		$390	MXN	6,586	1	0
	06/2024		135	TWD	4,157	0	(5)

BPS	04/2024	AUD	2,920		$1,899	0	(4)
	04/2024	BRL	2,750		551	3	0
	04/2024	CNH	4,011		559	6	0
	04/2024	EUR	1,242		1,348	8	0
	04/2024	GBP	2,507		3,182	18	0
	04/2024	IDR	5,546,937		350	1	0
	04/2024	JPY	14,500		97	1	0
	04/2024	NZD	66		40	1	0
	04/2024		$551	BRL	2,747	0	(3)
	04/2024		181	CNH	1,314	0	0
	04/2024		3,173	GBP	2,507	0	(9)
	05/2024	BRL	2,747		$549	3	0
	05/2024	CNH	1,312		181	0	0
	05/2024	GBP	2,507		3,174	9	0
	05/2024		$154	DKK	1,060	0	(1)
	06/2024	KRW	892,934		$684	19	0
	06/2024	TWD	24,264		784	23	0
	06/2024		$134	IDR	2,106,667	0	(1)
	06/2024		195	INR	16,235	0	(1)
	06/2024		258	MXN	4,341	0	0
	06/2024		52	TWD	1,601	0	(1)

BRC	04/2024	BRL	767		$154	1	0
	04/2024	CNH	6,568		914	9	0
	04/2024	HKD	3,063		392	0	0
	04/2024	NOK	1,733		164	4	0
	04/2024		$155	BRL	767	0	(2)
	05/2024	AUD	36		$23	0	0
	05/2024	DKK	11,950		1,733	2	0
	05/2024	NOK	274		25	0	0
	06/2024	ILS	129		35	0	0
	06/2024	KRW	983,344		753	21	0
	06/2024		$56	INR	4,686	0	0

BSH	07/2024	BRL	3,700		$734	2	0

CBK	04/2024		6,423		1,306	25	0
	04/2024	CAD	413		305	1	0
	04/2024	CHF	1,878		2,143	61	0
	04/2024	CNH	6,327		880	8	0
	04/2024		$286	AUD	438	0	(1)
	04/2024		1,283	BRL	6,423	0	(2)
	05/2024	BRL	3,879		$771	0	0
	05/2024	CAD	300		223	2	0
	06/2024	KRW	64,566		49	1	0
	06/2024		$49	IDR	778,599	0	0
	06/2024		30	INR	2,478	0	0
	06/2024		237	KRW	307,198	0	(8)

FAR	04/2024	EUR	16,295		$17,713	133	0
	04/2024		$2,433	JPY	367,861	0	(3)
	05/2024	CHF	1,870		$2,072	0	(8)
	05/2024	JPY	366,192		2,433	3	0
	06/2024		$92	INR	7,664	0	(1)

GLM	04/2024		596	DKK	4,109	0	(2)

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024	IDR	1,571,496		$100	1	0
	07/2024	BRL	1,600		323	7	0
	04/2025	DKK	4,200		621	1	0

JPM	04/2024	BRL	2,211		443	2	0
	04/2024	CAD	9,041		6,700	26	0
	04/2024	JPY	16,400		109	1	0
	04/2024		$454	BRL	2,211	0	(13)
	04/2024		6,807	CAD	9,249	21	0
	05/2024	CAD	9,244		$6,807	0	(21)
	05/2024	JPY	27,000		179	0	0
	05/2024		$2,757	BRL	13,626	0	(49)
	06/2024	IDR	791,682		$50	0	0
	06/2024	ILS	321		88	1	0
	06/2024	KRW	953,070		735	26	0
	06/2024	MXN	47		3	0	0
	06/2024	TWD	110,504		3,588	122	0
	06/2024		$1,162	IDR	18,387,379	1	(7)
	06/2024		92	INR	7,601	0	(1)
	06/2024		93	TWD	2,911	0	(2)
	07/2024	BRL	700		$141	3	0

MYI	04/2024	CAD	100		74	0	0
	04/2024	CNH	3,411		477	7	0
	04/2024	JPY	913,251		6,200	163	0
	04/2024	SEK	7,610		740	29	0
	04/2024	SGD	207		156	2	0
	04/2024		$666	DKK	4,597	0	(1)
	04/2024		19,404	EUR	17,930	0	(60)
	04/2024		721	SEK	7,610	0	(10)
	05/2024	CAD	1,900		$1,421	17	0
	05/2024	EUR	17,930		19,427	61	0
	05/2024	SEK	7,600		721	11	0
	05/2024		$324	JPY	48,700	0	(1)
	06/2024	KRW	161,869		$124	4	0
	06/2024	TWD	2,892		93	2	0
	06/2024		$255	IDR	4,000,713	0	(4)
	06/2024		224	INR	18,603	0	(1)
	06/2024		39	KRW	50,742	0	(1)
	04/2025	DKK	4,700		$694	0	0

RBC	04/2024		548		80	1	0
	04/2024	MXN	5		0	0	0

SCX	04/2024	CNH	18,657		2,595	25	0
	04/2024	DKK	5,871		857	7	0
	04/2024		$40	NZD	66	0	0
	05/2024	NOK	1,457		$136	2	0
	05/2024	NZD	66		40	0	0
	06/2024	KRW	854,893		655	19	0
	06/2024		$261	IDR	4,107,332	0	(3)
	06/2024		2,126	INR	177,327	0	(5)

SOG	06/2024	KRW	175,593		$135	4	0

SSB	04/2024	BRL	426		86	1	0
	04/2024		$85	BRL	426	0	0
	05/2024		2,101	MXN	35,701	32	0
	06/2024		112	KRW	148,045	0	(1)

UAG	04/2024	CAD	100		$74	0	0
	04/2024		$1,571	AUD	2,404	0	(5)
	04/2024		147	CAD	200	0	0
	04/2024		608	DKK	4,200	0	0
	04/2024		2,602	ZAR	48,726	0	(33)
	05/2024	AUD	2,404		$1,573	5	0
	06/2024	JPY	800,000		5,470	118	0
	04/2025	DKK	4,200		620	0	0

Total Forward Foreign Currency Contracts						$1,110	$(274)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	47

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	07/17/2024	13,600	$6	$10

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/17/2024	13,500	8	11
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	01/13/2025	13,500	12	22

Total Purchased Options							$26	$43

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	200	$ 0	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	200	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	100	0	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	300	(1)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	300	(1)	0

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	300	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	600	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	600	(2)	(1)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	200	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	200	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	200	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	300	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	300	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	300	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	200	(1)	0

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	200	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	200	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	200	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	100	0	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	400	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	400	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	400	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	400	(2)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	200	(1)	0

Total Written Options							$(27)	$(13)

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	5,809	5.890% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/07/2024	$66,327	$0	$295	$295	$0

BPS	Receive	RADMFENT Index	2,090	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/24/2024	3,337	0	(15)	0	(15)
	Receive	RADMFXNT Index	9,988	5.420% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/17/2024	17,775	0	(73)	0	(73)
	Receive	RADMFENT Index	248	5.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024	396	0	(2)	0	(2)
	Receive	RADMFENT Index	1,558	5.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2024	2,487	0	(11)	0	(11)

	Receive	RADMFENT Index	503	5.770% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/05/2025	803	0	(5)	0	(5)

	Receive	RADMFENT Index	2,615	5.780% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025	4,175	0	(16)	0	(16)

BRC	Pay	S&P 500 Total Return Index	2,749	5.785% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/08/2025	31,388	0	146	146	0

GST	Pay	S&P 500 Total Return Index	1,946	5.840% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/05/2025	22,219	0	98	98	0

JPM	Receive	RADMFENT Index	12,527	5.800% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024	20,000	0	(88)	0	(88)
	Receive	ERADXULT Index	4,634	6.055% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025	11,727	0	(34)	0	(34)

MEI	Receive	ERAEMLT Index	473	6.280% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/05/2025	2,156	0	(14)	0	(14)
	Receive	ERAEMLT Index	2,938	6.360% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025	13,394	0	(40)	0	(40)

MYI	Receive	NDDUEAFE Index	3,603	5.355% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/05/2024	29,636	0	(120)	0	(120)
	Receive	RU20INTR Index	177	5.470% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/05/2024	2,013	0	(8)	0	(8)
	Receive	NDDUEAFE Index	258	5.365% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/12/2024	2,122	0	(11)	0	(11)
	Receive	ERAUSST Index	520	5.560% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024	3,587	0	(15)	0	(15)
	Receive	ERADXULT Index	186	5.930% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025	471	0	(2)	0	(2)

RBC	Receive	RU20INTR Index	131	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/19/2025	1,490	0	(5)	0	(5)

UAG	Receive	ERAUSST Index	880	5.430% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/24/2024	6,069	0	(25)	0	(25)

Total Swap Agreements								$0	$55	$539	$(484)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$23	$0	$295	$318	$(9)	$0	$0	$(9)	$309	$1,714	$2,023
BPS	92	0	0	92	(20)	0	(122)	(142)	(50)	(670)	(720)
BRC	37	0	146	183	(2)	0	0	(2)	181	881	1,062
BSH	2	0	0	2	0	0	0	0	2	30	32
CBK	98	0	0	98	(11)	(2)	0	(13)	85	0	85
CKL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
FAR	136	0	0	136	(12)	(4)	0	(16)	120	0	120
GLM	9	10	0	19	(2)	(4)	0	(6)	13	0	13
GST	0	0	98	98	0	0	0	0	98	511	609

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	49

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
JPM	$203	$0	$0	$203	$(93)	$(1)	$(122)	$(216)	$(13)	$(480)	$(493)
MEI	0	0	0	0	0	0	(54)	(54)	(54)	0	(54)
MYC	0	33	0	33	0	(1)	0	(1)	32	0	32
MYI	296	0	0	296	(78)	0	(157)	(235)	61	(1,339)	(1,278)
RBC	1	0	0	1	0	0	(5)	(5)	(4)	0	(4)
SCX	53	0	0	53	(8)	0	0	(8)	45	0	45
SOG	4	0	0	4	0	0	0	0	4	0	4
SSB	33	0	0	33	(1)	0	0	(1)	32	0	32
UAG	123	0	0	123	(38)	0	(24)	(62)	61	(310)	(249)

Total Over the Counter	$1,110	$43	$539	$1,692	$(274)	$(13)	$(484)	$(771)

(j)

Securities with an aggregate market value of $3,136 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8
Swap Agreements	0	6	0	0	238	244

	$0	$6	$0	$0	$246	$252

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,110	$0	$1,110
Purchased Options	0	0	0	0	43	43
Swap Agreements	0	0	539	0	0	539

	$0	$0	$539	$1,110	$43	$1,692

	$0	$6	$539	$1,110	$289	$1,944

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	5	0	49	54
Swap Agreements	0	0	0	0	74	74

	$0	$0	$5	$0	$124	$129

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$274	$0	$274
Written Options	0	0	0	0	13	13
Swap Agreements	0	0	484	0	0	484

	$0	$0	$484	$274	$13	$771

	$0	$0	$489	$274	$137	$900

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$13	$13
Futures	0	0	10	0	(1,021)	(1,011)
Swap Agreements	0	2,529	0	0	(580)	1,949

	$0	$2,529	$10	$0	$(1,588)	$951

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,009	$0	$6,009
Written Options	0	0	0	0	183	183
Swap Agreements	0	0	(25,731)	0	0	(25,731)

	$0	$0	$(25,731)	$6,009	$183	$(19,539)

	$0	$2,529	$(25,721)	$6,009	$(1,405)	$(18,588)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	(161)	0	41	(120)
Swap Agreements	0	(822)	0	0	2,971	2,149

	$0	$(822)	$(161)	$0	$3,014	$2,031

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(46)	$0	$(46)
Purchased Options	0	0	0	0	18	18
Written Options	0	0	0	0	13	13
Swap Agreements	0	0	1,315	0	0	1,315

	$0	$0	$1,315	$(46)	$31	$1,300

	$0	$(822)	$1,154	$(46)	$3,045	$3,331

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$20,296	$0	$20,296
Industrials	0	1,471	0	1,471
Utilities	0	601	0	601
Municipal Bonds & Notes
Washington	0	382	0	382
U.S. Government Agencies	0	59,372	0	59,372
U.S. Treasury Obligations	0	27,770	0	27,770
Non-Agency Mortgage-Backed Securities	0	50,563	11	50,574
Asset-Backed Securities	0	86,143	8	86,151
Sovereign Issues	0	1,722	0	1,722
Common Stocks
Communication Services	186	0	0	186
Consumer Discretionary	1,062	0	0	1,062
Consumer Staples	321	0	0	321
Energy	178	0	0	178
Financials	1,531	0	0	1,531
Health Care	1,208	0	0	1,208
Industrials	984	0	0	984
Information Technology	1,332	0	0	1,332
Materials	65	0	0	65
Short-Term Instruments
Commercial Paper	0	6,849	0	6,849
Repurchase Agreements	0	10,100	0	10,100
Japan Treasury Bills	0	7,663	0	7,663

	$6,867	$272,932	$19	$279,818

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,547	$0	$0	$10,547

Total Investments	$17,414	$272,932	$19	$290,365

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	252	0	252
Over the counter	0	1,692	0	1,692

	$0	$1,944	$0	$1,944

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(12)	(117)	0	(129)
Over the counter	0	(771)	0	(771)

	$(12)	$(888)	$0	$(900)

Total Financial Derivative Instruments	$(12)	$1,056	$0	$1,044

Totals	$17,402	$273,988	$19	$291,409

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	51

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 177.4%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.7%

Ally Financial, Inc.
8.000% due 11/01/2031		$176	$196

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		46	41
3.950% due 07/01/2024		157	156

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	274	347

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	71	8
1.000% due 10/01/2050		3,083	347
1.500% due 10/01/2053		2,315	258
2.000% due 10/01/2053		3,957	471

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		1	0
1.500% due 10/01/2053		3,969	435

Nykredit Realkredit AS
1.000% due 10/01/2053		9	1
1.500% due 10/01/2052		56,753	6,621
2.000% due 10/01/2053		11	1

Realkredit Danmark AS
1.500% due 10/01/2053		49,150	5,737
2.000% due 10/01/2053		1,763	195
2.500% due 04/01/2047		2	0
3.000% due 10/01/2053		10,213	1,382

UBS Group AG
1.000% due 06/24/2027 •	EUR	100	102
2.125% due 11/15/2029 •	GBP	100	112
2.875% due 04/02/2032 •	EUR	100	101
4.932% (EUR003M + 1.000%) due 01/16/2026 ~		400	434
7.750% due 03/01/2029 •		200	246

			17,191

INDUSTRIALS 0.0%

VMware, Inc.
3.900% due 08/21/2027		$39	37

UTILITIES 0.0%

Verizon Communications, Inc.
2.355% due 03/15/2032		46	38
4.016% due 12/03/2029		285	272

			310

Total Corporate Bonds & Notes (Cost $21,977)			17,538

U.S. GOVERNMENT AGENCIES 15.7%

Fannie Mae
2.125% due 04/24/2026		705	670
5.685% due 06/25/2048 •		3,308	3,229
5.780% due 05/01/2038 •		203	209
5.865% due 10/25/2036 •		1	1
5.885% due 08/25/2037 •		42	42
6.281% due 09/01/2044 - 10/01/2044 •		1	2

Freddie Mac
2.920% due 01/25/2026		3,000	2,924
5.771% due 09/01/2036 •		2	2
5.813% due 07/15/2036 •		16	16
5.883% due 05/15/2032 - 09/15/2042 •		111	110
5.888% due 10/01/2036 •		3	3
6.033% due 12/15/2037 •		21	21
6.053% due 10/15/2037 •		34	34
7.611% due 07/01/2036 •		6	6

Ginnie Mae
0.078% due 10/16/2053 ~(a)		89	0
5.740% due 10/20/2043 •		240	227
5.843% due 02/20/2049 •		366	360
6.246% due 08/20/2068 •		593	585

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae, TBA
3.500% due 04/01/2054	$65,500	$59,607

U.S. Small Business Administration
4.840% due 05/01/2025	1	1
5.160% due 02/01/2028	1	1
5.310% due 05/01/2027	2	2
5.510% due 11/01/2027	1	1
5.820% due 06/01/2026	1	1
5.870% due 07/01/2028	1	1
6.770% due 11/01/2028	2	2

Uniform Mortgage-Backed Security
3.500% due 02/01/2045 - 05/01/2052	362	324
4.000% due 09/01/2048 - 08/01/2052	2,044	1,897
4.500% due 07/01/2052 - 09/01/2052	967	922
6.000% due 02/01/2054	100	101
6.500% due 10/01/2053 - 02/01/2054	569	582

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054	44,400	41,139
4.500% due 04/01/2054	103,500	98,571
5.000% due 04/01/2054 - 05/01/2054	27,500	26,840
5.500% due 04/01/2054 - 05/01/2054	38,000	37,815
6.000% due 05/01/2054	63,000	63,566
6.500% due 04/01/2054	54,000	55,176

Total U.S. Government Agencies (Cost $395,722)		394,990

U.S. TREASURY OBLIGATIONS 106.0%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2024	58	59
0.125% due 04/15/2025 (i)	80,582	78,594
0.125% due 10/15/2025 (i)	88,300	85,713
0.125% due 04/15/2026 (k)	22,894	21,929
0.125% due 07/15/2026 (i)	70,814	67,884
0.125% due 10/15/2026 (i)(k)	65,677	62,667
0.125% due 04/15/2027 (i)	71,535	67,416
0.125% due 01/15/2030 (i)	122,070	110,545
0.125% due 07/15/2030 (i)	103,674	93,438
0.125% due 01/15/2031 (i)	73,005	64,981
0.125% due 07/15/2031 (i)	120,471	106,634
0.125% due 01/15/2032 (i)	113,132	98,888
0.125% due 02/15/2051 (m)	18,489	11,070
0.125% due 02/15/2052	23,484	13,847
0.250% due 01/15/2025	40,099	39,417
0.250% due 07/15/2029 (i)	107,049	98,743
0.250% due 02/15/2050	25,547	16,154
0.375% due 07/15/2025 (i)	97,134	95,026
0.375% due 01/15/2027 (i)	102,124	97,434
0.375% due 07/15/2027 (i)	86,697	82,514
0.500% due 01/15/2028 (i)	87,002	82,346
0.625% due 01/15/2026 (i)	113,886	110,628
0.625% due 07/15/2032 (i)	141,579	128,451
0.625% due 02/15/2043	42,163	32,416
0.750% due 07/15/2028 (i)	82,430	78,772
0.750% due 02/15/2042	43,084	34,429
0.750% due 02/15/2045	56,178	43,171
0.875% due 01/15/2029	21,850	20,837
0.875% due 02/15/2047	50,083	38,667
1.000% due 02/15/2046	42,036	33,697
1.000% due 02/15/2048	30,762	24,256
1.000% due 02/15/2049	20,420	16,019
1.125% due 01/15/2033 (i)	111,906	105,010
1.250% due 04/15/2028 (i)	107,945	104,888
1.375% due 07/15/2033 (i)	108,539	104,228
1.375% due 02/15/2044	62,529	54,908
1.500% due 02/15/2053	19,295	16,864
1.625% due 10/15/2027 (i)	110,134	109,100
1.750% due 01/15/2028 (k)(m)	17,622	17,481
1.750% due 01/15/2034	49,656	49,052
2.000% due 01/15/2026 (k)	4,420	4,401
2.125% due 02/15/2040	17,055	17,281
2.125% due 02/15/2041	20,401	20,688
2.125% due 02/15/2054	19,593	19,828

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2027		$37,310	$37,617
2.375% due 10/15/2028		47,821	48,944
3.375% due 04/15/2032		127	141
3.875% due 04/15/2029 (i)		876	958

Total U.S. Treasury Obligations (Cost $2,804,837)			2,668,031

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%

Adjustable Rate Mortgage Trust
6.854% due 07/25/2035 «~		3	3

Alliance Bancorp Trust
5.924% due 07/25/2037 •		1,399	1,176

BAMLL Commercial Mortgage Securities Trust
6.490% due 09/15/2038 •		700	673

Banc of America Funding Trust
4.783% due 05/20/2036 «~		23	20

Bear Stearns Adjustable Rate Mortgage Trust
4.300% due 07/25/2036 ~		11	10
4.781% due 02/25/2036 ~		23	20
5.043% due 01/25/2035 «~		6	5
6.290% due 01/25/2035 ~		7	7

Bear Stearns ALT-A Trust
5.206% due 07/25/2035 ~		55	38

BX Trust
6.075% due 04/15/2039 •		3,888	3,838

Chase Mortgage Finance Trust
4.734% due 12/25/2035 ~		1	1
5.187% due 02/25/2037 «~		7	7
5.769% due 02/25/2037 «~		6	6

Citigroup Mortgage Loan Trust
6.242% due 03/25/2034 ~		5	4
7.860% due 11/25/2035 «•		2	2

Countrywide Alternative Loan Trust
5.500% due 04/25/2035		1,052	854
5.500% due 11/25/2035		9	7
6.000% due 03/25/2037		658	242
6.500% due 09/25/2037		166	64

Countrywide Home Loan Mortgage Pass-Through Trust
4.428% due 08/20/2035 ~		106	99
4.624% due 11/20/2034 ~		18	17
5.500% due 01/25/2035		17	16
6.000% due 04/25/2036		39	20

Countrywide Home Loan Reperforming REMIC Trust
5.784% due 06/25/2035 •		4	4

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.144% due 10/25/2035 «•		38	18

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.869% due 10/26/2036 ~		2	2

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.859% due 04/25/2047 •		122	104

Eurosail PLC
6.292% due 06/13/2045 •	GBP	77	97

First Horizon Alternative Mortgage Securities Trust
5.794% due 04/25/2035 ~		$15	15
6.000% due 02/25/2037		59	24

Ginnie Mae
6.219% due 07/20/2073 •		19,118	19,184
6.419% due 05/20/2073 •		407	413

GSR Mortgage Loan Trust
4.704% due 11/25/2035 «~		4	4
4.713% due 01/25/2036 ~		6	6
5.063% due 09/25/2035 ~		1	1
6.112% due 09/25/2035 ~		1	1

HarborView Mortgage Loan Trust
5.701% due 03/19/2037 •		64	57
5.851% due 12/19/2036 •		799	644
5.881% due 05/19/2035 •		42	38
6.061% due 11/19/2035 •		26	17
6.123% due 06/20/2035 •		34	32

IndyMac INDA Mortgage Loan Trust
3.370% due 11/25/2035 ~		13	10

IndyMac INDX Mortgage Loan Trust
5.864% due 07/25/2036 •		76	73

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.004% due 07/25/2035 •		$339	$241

JP Morgan Alternative Loan Trust
5.844% due 06/25/2037 •		867	330
6.810% due 08/25/2036 þ		114	107

JP Morgan Mortgage Trust
5.529% due 07/25/2035 «~		1	1

MASTR Adjustable Rate Mortgages Trust
5.371% due 11/21/2034 ~		9	8

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
6.180% due 09/15/2030 «•		3	2

Merrill Lynch Mortgage Investors Trust
4.385% due 06/25/2035 ~		12	11
5.124% due 12/25/2034 ~		4	4

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		482	454

OPEN Trust
8.414% due 10/15/2028 •		3,540	3,585

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
6.204% due 12/25/2035 •		383	370

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036		15	11
6.000% due 09/25/2036 «		40	29

Residential Asset Securitization Trust
5.500% due 05/25/2035 •		141	89
5.750% due 03/25/2037		50	16
6.500% due 09/25/2036		886	299

Structured Adjustable Rate Mortgage Loan Trust
5.220% due 03/25/2036 ~		20	15
6.390% due 11/25/2034 «•		49	42

Structured Asset Mortgage Investments Trust
5.864% due 05/25/2036 •		6	4
6.121% due 05/19/2035 •		3	3

Thornburg Mortgage Securities Trust
7.052% due 03/25/2037 •		188	139

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	637	804

WaMu Mortgage Pass-Through Certificates Trust
4.371% due 08/25/2036 ~		$1	1
4.648% due 06/25/2034 «~		2	2
5.308% due 01/25/2035 ~		3	3
5.968% due 10/25/2034 ~		2	2
6.184% due 11/25/2034 •		15	15
6.184% due 01/25/2045 •		21	21
6.244% due 01/25/2045 •		18	18

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035 «		9	7

Wells Fargo Mortgage-Backed Securities Trust
6.185% due 04/25/2036 ~		14	13

Total Non-Agency Mortgage-Backed Securities (Cost $35,413)			34,519

ASSET-BACKED SECURITIES 9.7%

522 Funding CLO Ltd.
6.619% due 10/20/2031 •		969	971

ACAS CLO Ltd.
6.450% due 10/18/2028 •		2,623	2,628

ACE Securities Corp. Home Equity Loan Trust
6.314% due 05/25/2035 •		59	59
6.344% due 12/25/2034 •		43	39
6.569% due 04/25/2035 •		2,000	1,705

Adagio CLO DAC
4.662% due 10/15/2031 •	EUR	993	1,065

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •		$392	393

Anchorage Capital CLO Ltd.
0.000% due 04/22/2034 •(b)		1,900	1,900
6.626% due 07/15/2030 •		1,597	1,597
6.719% due 07/22/2032 •		5,600	5,602

Anchorage Capital Europe CLO DAC
4.722% due 01/15/2031 •	EUR	3,193	3,435

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apidos CLO
6.460% due 07/18/2029 •		$363	$363

Aqueduct European CLO DAC
4.610% due 07/20/2030 •	EUR	1,388	1,499

Arbor Realty Commercial Real Estate Notes Ltd.
6.510% due 08/15/2034 •		$6,000	5,942
6.790% due 11/15/2036 •		4,600	4,588

Argent Mortgage Loan Trust
5.924% due 05/25/2035 •		69	61

Armada Euro CLO DAC
4.662% due 07/15/2031 •	EUR	2,252	2,422

Asset-Backed Securities Corp. Home Equity Loan Trust
5.904% due 11/25/2036 •		$485	465

Bain Capital Euro CLO DAC
4.710% due 01/20/2032 •	EUR	1,932	2,066

Barings CLO Ltd.
6.649% due 01/20/2032 •		$1,600	1,603

Bear Stearns Asset-Backed Securities Trust
6.104% due 02/25/2036 •		946	920
6.444% due 09/25/2046 •		28	24

Birch Grove CLO Ltd.
6.721% due 06/15/2031 •		3,460	3,471

Blackrock European CLO DAC
4.562% due 10/15/2031 •	EUR	1,570	1,684

BlueMountain Fuji EUR CLO DAC
4.592% due 07/15/2030 •		978	1,055
4.852% due 01/15/2033 •		1,700	1,828

BNC Mortgage Loan Trust
5.764% due 11/25/2036 •		$649	622

BSPDF Issuer Ltd.
6.640% due 10/15/2036 •		7,377	7,171

Cairn CLO DAC
4.487% due 04/30/2031 •	EUR	2,602	2,797
4.722% due 10/15/2031 •		2,298	2,461

Carlyle Euro CLO DAC
4.642% due 01/15/2031 •		2,832	3,028

Carlyle Global Market Strategies CLO Ltd.
6.518% due 08/14/2030 •		$947	950

Carlyle Global Market Strategies Euro CLO DAC
4.651% due 11/15/2031 •	EUR	3,891	4,172

Carlyle U.S. CLO Ltd.
6.579% due 04/20/2031 •		$1,843	1,847
6.756% due 01/15/2030 •		382	382

CIFC Funding Ltd.
6.560% due 04/18/2031 •		1,286	1,290

Citigroup Mortgage Loan Trust
5.714% due 05/25/2037 •		2,400	2,200
5.939% due 10/25/2036 •		254	246
6.149% due 03/25/2037 •		4,100	3,800

Countrywide Asset-Backed Certificates Trust
4.394% due 11/25/2034 •		2,920	2,448
5.584% due 07/25/2037 •		70	63
5.634% due 11/25/2037 •		2,443	2,268
5.644% due 09/25/2037 •		18	16
5.724% due 05/25/2035 •		260	250
5.805% due 04/25/2036 ~		72	63
5.924% due 05/25/2036 •		759	628
5.944% due 03/25/2037 •		196	187
6.224% due 11/25/2034 •		19	18
6.299% due 08/25/2034 •		2	2
6.479% due 12/25/2035 •		286	277

Crestline Denali CLO Ltd.
6.609% due 04/20/2030 •		2,740	2,742
6.717% due 10/23/2031 •		2,957	2,956

Cumulus Static CLO DAC
5.499% due 04/25/2033 •	EUR	6,700	7,245

CVC Cordatus Loan Fund DAC
4.570% due 09/15/2031 •		963	1,034
4.592% due 10/15/2031 •		990	1,061
4.681% due 08/15/2032 •		1,502	1,614

Dryden CLO Ltd.
6.579% due 05/15/2031 •		$473	474

Dryden Euro CLO DAC
4.602% due 04/15/2033 •	EUR	1,488	1,587

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.761% due 05/15/2034 •	EUR	1,872	$2,008

Dryden Senior Loan Fund
6.556% due 04/15/2028 •		$1,135	1,138

Elevation CLO Ltd.
6.536% due 10/25/2030 •		5,507	5,509

Elmwood CLO Ltd.
7.044% due 12/11/2033 •		3,900	3,920

Euro-Galaxy CLO DAC
4.565% due 04/24/2034 •	EUR	300	321

First Franklin Mortgage Loan Trust
6.149% due 11/25/2036 •		$451	430
6.314% due 09/25/2035 •		349	345

Fremont Home Loan Trust
5.584% due 01/25/2037 •		183	93
5.714% due 10/25/2036 •		103	90
5.924% due 10/25/2036 •		653	266
6.284% due 03/25/2035 •		1,701	1,350

GoldenTree Loan Management U.S. CLO Ltd.
6.489% due 11/20/2030 •		1,205	1,205

GSAMP Trust
5.644% due 11/25/2036 •		87	42
6.179% due 09/25/2035 •		5	5
6.419% due 03/25/2035 •		100	92

Halseypoint CLO Ltd.
6.679% due 07/20/2031 •		670	671

Harvest CLO DAC
4.582% due 10/15/2031 •	EUR	2,888	3,098
4.650% due 10/20/2031 •		1,730	1,855

Hayfin Emerald CLO
5.662% due 01/25/2037 •		4,400	4,783

Home Equity Mortgage Loan Asset-Backed Trust
5.169% due 11/25/2034 «•		$21	20
5.664% due 04/25/2037 •		88	67

HSI Asset Securitization Corp. Trust
5.984% due 02/25/2036 •		44	43

ICG U.S. CLO Ltd.
6.659% due 07/22/2031 •		694	695

IndyMac INDB Mortgage Loan Trust
5.584% due 07/25/2036 •		854	271

Jubilee CLO DAC
4.542% due 04/15/2030 •	EUR	2,098	2,249
4.552% due 04/15/2030 •		1,892	2,039
4.592% due 04/15/2031 •		800	860

KKR CLO Ltd.
6.526% due 07/15/2030 •		$581	582
6.756% due 01/15/2031 •		1,300	1,302

LCM LP
6.579% due 07/20/2030 •		963	963

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ~		803	714

Lehman XS Trust
4.854% due 06/25/2036 þ		177	165

LoanCore Issuer Ltd.
6.740% due 07/15/2036 •		591	589

Long Beach Mortgage Loan Trust
5.684% due 08/25/2036 •		72	29

Man GLG Euro CLO DAC
4.622% due 10/15/2030 •	EUR	841	907
4.630% due 12/15/2031 •		2,211	2,377

Massachusetts Educational Financing Authority
6.573% due 04/25/2038 •		$32	32

MASTR Asset-Backed Securities Trust
5.784% due 06/25/2036 •		201	180

Merrill Lynch Mortgage Investors Trust
5.864% due 02/25/2037 •		1,323	388
6.164% due 10/25/2035 •		1,223	1,171
6.164% due 05/25/2036 •		5	5

MF1 Ltd.
6.521% due 10/16/2036 •		11,879	11,805

MidOcean Credit CLO
6.611% due 01/29/2030 •		302	302
6.631% due 02/20/2031 •		244	244

MKS CLO Ltd.
6.769% due 01/20/2031 •		325	325

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	53

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
5.574% due 10/25/2036 •		$531	$464
6.344% due 05/25/2034 •		1,453	1,393
6.479% due 07/25/2035 •		433	421

Mountain View CLO LLC
6.616% due 01/16/2031 •		5,806	5,816

Neuberger Berman Loan Advisers CLO Ltd.
6.929% due 10/24/2032 •		6,700	6,718

NovaStar Mortgage Funding Trust
6.149% due 01/25/2036 •		65	64

Octagon Investment Partners Ltd.
6.568% due 02/14/2031 •		1,000	1,002

Option One Mortgage Loan Trust
5.584% due 01/25/2037 •		201	129
5.584% due 03/25/2037 •		162	110
5.684% due 04/25/2037 •		2,793	1,367

Ownit Mortgage Loan Trust
5.724% due 09/25/2037 •		4,510	3,867

OZLM Ltd.
6.521% due 10/20/2031 •		350	351

Palmer Square CLO Ltd.
6.578% due 10/17/2031 •		448	449

Palmer Square European Loan Funding DAC
5.494% due 05/15/2033 •	EUR	1,500	1,619

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		$7,262	2,374
6.304% due 06/25/2033 •		1,348	1,181
6.544% due 09/25/2037 •		749	317

Residential Asset Securities Corp. Trust
5.724% due 09/25/2036 •		1,573	1,539
5.924% due 08/25/2036 •		293	270

Rockford Tower Europe CLO DAC
0.000% due 04/24/2037 •(b)	EUR	1,100	1,187

Romark CLO Ltd.
6.607% due 10/23/2030 •		$655	656

Saranac CLO Ltd.
6.717% due 08/13/2031 •		3,409	3,426

Saxon Asset Securities Trust
5.754% due 09/25/2037 •		57	54

Securitized Asset-Backed Receivables LLC Trust
5.944% due 05/25/2036 •		868	465
6.119% due 10/25/2035 •		1,997	1,893

Sound Point CLO Ltd.
6.566% due 07/25/2030 •		587	588

Soundview Home Loan Trust
5.644% due 06/25/2037 •		696	475
6.394% due 10/25/2037 •		93	69

Specialty Underwriting & Residential Finance Trust
5.644% due 04/25/2037 •		2,733	1,950
5.764% due 09/25/2037 •		10,416	5,301

Starwood Commercial Mortgage Trust
6.641% due 04/18/2038 •		6,041	5,929

Structured Asset Securities Corp. Mortgage Loan Trust
6.014% due 10/25/2036 •		162	158
6.940% due 04/25/2035 •		4	4

TCI-Symphony CLO Ltd.
6.596% due 10/13/2032 •		7,056	7,070

TCW CLO Ltd.
6.556% due 04/25/2031 •		3,910	3,909

Tikehau CLO DAC
4.754% due 08/04/2034 •	EUR	1,500	1,615

Venture CLO Ltd.
6.456% due 04/15/2027 •		$155	155
6.479% due 10/20/2028 •		224	224
6.559% due 09/07/2030 •		643	643
6.569% due 07/20/2030 •		4,862	4,871
6.629% due 07/20/2030 •		2,963	2,968
6.679% due 01/20/2029 •		1,282	1,281

Vibrant CLO Ltd.
6.619% due 09/15/2030 •		972	971

VMC Finance LLC
7.219% due 02/18/2039 •		9,129	8,911

Voya CLO Ltd.
6.576% due 10/15/2030 •		705	705

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wellfleet CLO Ltd.
6.469% due 07/20/2029 •		$238	$238

Wells Fargo Home Equity Asset-Backed Securities Trust
7.844% due 12/25/2034 •		137	135

Wind River CLO Ltd.
6.610% due 07/18/2031 •		645	645

Total Asset-Backed Securities (Cost $254,792)			244,776

SOVEREIGN ISSUES 4.6%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (e)	BRL	99,100	19,294
0.000% due 10/01/2024 (e)		31,220	5,932

Canada Government Bond
4.250% due 12/01/2026 (f)	CAD	1,200	947

France Government International Bond
0.100% due 07/25/2031 (f)	EUR	5,163	5,459
0.250% due 07/25/2024 (f)		10,990	11,975

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (f)		2,380	2,431
1.400% due 05/26/2025 (f)		32,361	34,566
1.800% due 05/15/2036		896	971

Japan Government International Bond
0.100% due 03/10/2028	JPY	1,445,756	10,028
0.100% due 03/10/2029		3,346,231	23,309

Peru Government International Bond
5.940% due 02/12/2029	PEN	159	43

Total Sovereign Issues (Cost $126,988)			114,955

		SHARES
COMMON STOCKS 0.7%

CONSUMER DISCRETIONARY 0.4%

Hilton Worldwide Holdings, Inc.		25,014	5,336

Marriott International, Inc. ‘A’		18,754	4,732

			10,068

REAL ESTATE 0.3%

Howard Hughes Holdings, Inc. (c)		94,234	6,843

Total Common Stocks (Cost $14,437)			16,911

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Bank of America Corp.
5.875% due 03/15/2028 •(g)		223,000	219

Total Preferred Securities (Cost $234)			219

REAL ESTATE INVESTMENT TRUSTS 19.7%

REAL ESTATE 19.7%

Alexandria Real Estate Equities, Inc.		63,527	8,189

American Assets Trust, Inc.		137,353	3,009

American Homes 4 Rent ‘A’		269,253	9,903

American Tower Corp.		7,050	1,393

Americold Realty Trust, Inc.		525,996	13,108

Apartment Income REIT Corp.		148,478	4,821

AvalonBay Communities, Inc.		45,903	8,518

Boston Properties, Inc.		55,797	3,644

Brixmor Property Group, Inc.		74,146	1,739

	SHARES	MARKET VALUE (000S)

Camden Property Trust	$122,301	$12,034

COPT Defense Properties	289,959	7,008

Crown Castle, Inc.	84,771	8,971

CubeSmart	51,357	2,322

DiamondRock Hospitality Co.	802,137	7,709

Digital Realty Trust, Inc.	224,545	32,343

Equinix, Inc.	70,742	58,386

Equity LifeStyle Properties, Inc.	51,410	3,311

Equity Residential	102,647	6,478

Essex Property Trust, Inc.	49,938	12,225

Extra Space Storage, Inc.	66,378	9,758

First Industrial Realty Trust, Inc.	201,945	10,610

Gaming & Leisure Properties, Inc.	209,550	9,654

Healthpeak Properties, Inc.	396,161	7,428

Highwoods Properties, Inc.	167,700	4,390

Host Hotels & Resorts, Inc.	441,541	9,131

InvenTrust Properties Corp.	155,102	3,988

Invitation Homes, Inc.	389,913	13,885

Kilroy Realty Corp.	97,497	3,552

Kimco Realty Corp.	268,747	5,270

Mid-America Apartment Communities, Inc.	39,782	5,235

National Storage Affiliates Trust	61,632	2,414

Park Hotels & Resorts, Inc.	583,906	10,213

Prologis, Inc.	219,106	28,532

Public Storage	54,922	15,931

Realty Income Corp.	420,773	22,764

Regency Centers Corp.	191,504	11,597

Retail Opportunity Investments Corp.	449,262	5,760

Rexford Industrial Realty, Inc.	63,786	3,208

RLJ Lodging Trust	1,263,907	14,939

Ryman Hospitality Properties, Inc.	135,382	15,652

SBA Communications Corp.	16,570	3,591

Simon Property Group, Inc.	30,089	4,709

SITE Centers Corp.	323,925	4,746

Sun Communities, Inc.	15,277	1,964

Sunstone Hotel Investors, Inc.	804,885	8,966

Terreno Realty Corp.	80,489	5,344

UDR, Inc.	279,607	10,460

Ventas, Inc.	91,486	3,983

VICI Properties, Inc.	202,899	6,044

Welltower, Inc.	258,900	24,192

WP Carey, Inc.	25,306	1,428

Total Real Estate Investment Trusts (Cost $466,220)		494,449

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 18.9%

COMMERCIAL PAPER 1.1%

Alimentation Couche-Tard, Inc.
5.540% due 04/12/2024	$600	599
5.560% due 04/11/2024	250	249
5.560% due 04/16/2024	250	249

Amcor Flexibles North America, Inc.
5.520% due 04/15/2024	350	349

American Electric Power Co., Inc.
5.500% due 04/02/2024	300	300
5.560% due 05/15/2024	400	397
5.590% due 06/11/2024	1,450	1,433

Arrow Electronics, Inc.
5.750% due 04/04/2024	250	250

AT&T, Inc.
5.520% due 04/18/2024	1,900	1,894

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.520% due 04/19/2024	$250	$249

Bacardi Martini BV
5.700% due 04/18/2024	250	249
5.900% due 04/17/2024	450	449

Campbell Soup Co.
5.630% due 04/03/2024	250	250

Constellation Energy Generation LLC
5.500% due 04/02/2024	700	699

CRH America Finance, Inc.
5.480% due 04/05/2024	250	250

Crown Castle, Inc.
5.800% due 04/16/2024	250	249
5.810% due 04/09/2024	250	249
5.820% due 04/02/2024	250	250
5.830% due 04/09/2024	250	250
5.830% due 04/16/2024	250	249
5.830% due 04/30/2024	350	348
5.850% due 05/02/2024	1,000	994

CVS Health Corp.
5.570% due 04/01/2024	300	300
5.600% due 04/01/2024	300	300

Dominion Energy, Inc.
5.580% due 05/13/2024	250	248
5.600% due 04/16/2024	400	399
5.600% due 04/23/2024	1,350	1,345
5.600% due 04/29/2024	250	249

Duke Energy Corp.
5.500% due 05/02/2024	750	746
5.500% due 05/07/2024	250	248

Enbridge U.S., Inc.
5.520% due 04/05/2024	350	350
5.530% due 04/15/2024	750	748

Entergy Corp.
5.530% due 04/26/2024	250	249
5.570% due 06/03/2024	250	247
5.600% due 05/02/2024	250	249
5.600% due 05/06/2024	250	248
5.600% due 07/02/2024	250	246

Equifax, Inc.
5.500% due 04/08/2024	250	250

Eversource Energy
5.570% due 04/03/2024	400	400
5.600% due 04/12/2024	250	249
5.620% due 04/01/2024	250	250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.620% due 04/05/2024	$250	$250
5.630% due 04/15/2024	300	299
5.630% due 04/17/2024	250	249
5.630% due 04/23/2024	250	249

Intercontinental Exchange, Inc.
5.520% due 04/01/2024	250	250
5.520% due 04/10/2024	250	249
5.520% due 04/17/2024	250	249
5.550% due 05/03/2024	250	249

Keurig Dr Pepper, Inc.
5.480% due 04/04/2024	300	300
5.520% due 04/17/2024	1,100	1,097
5.530% due 04/22/2024	250	249
5.550% due 04/22/2024	650	647

L3Harris Technologies, Inc.
5.520% due 04/15/2024	250	249
5.600% due 04/01/2024	250	250
5.650% due 04/08/2024	250	250

Microchip Technology, Inc.
5.510% due 04/30/2024	650	647

National Grid North America, Inc.
5.520% due 04/18/2024	300	299
5.520% due 04/26/2024	300	299

NextEra Energy Capital Holdings, Inc.
5.570% due 04/24/2024	250	249
5.570% due 04/25/2024	250	249
5.570% due 04/26/2024	250	249
5.600% due 05/06/2024	250	248
5.600% due 05/07/2024	350	348
5.600% due 05/08/2024	350	348

Penske Truck Leasing Co. LP
5.500% due 04/09/2024	250	250
5.550% due 05/17/2024	250	248
5.580% due 04/11/2024	300	299

Phillips 66
5.550% due 04/04/2024	250	250

Rogers Communications, Inc.
5.640% due 04/11/2024	250	249

Southern California Edison Co.
5.530% due 04/11/2024	250	249

Southern Co.
5.550% due 04/23/2024	250	249
5.550% due 04/24/2024	250	249

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VW Credit, Inc.
5.550% due 04/18/2024	$600	$598
5.550% due 04/23/2024	250	249
5.550% due 04/25/2024	250	249

		28,937

REPURCHASE AGREEMENTS (h) 17.5%
		439,692

U.S. TREASURY BILLS 0.3%
5.376% due 05/02/2024 - 06/13/2024 (d)(e)(k)(m)	8,080	8,022

Total Short-Term Instruments (Cost $476,668)		476,651

Total Investments in Securities (Cost $4,597,288)		4,463,039

	SHARES
INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%

PIMCO Short-Term Floating NAV Portfolio III	4,538,603	44,147

Total Short-Term Instruments (Cost $44,150)		44,147

Total Investments in Affiliates (Cost $44,150)		44,147

Total Investments 179.2% (Cost $4,641,438)		$4,507,186

Financial Derivative Instruments (j)(l) 0.2% (Cost or Premiums, net $(2,097))		6,023

Other Assets and Liabilities, net (79.4)%		(1,997,381)

Net Assets 100.0%		$2,515,828

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	55

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.400%	03/28/2024	04/01/2024	$196,500	U.S. Treasury Floating Rate Notes 5.501% due 01/31/2025	$(21,594)	$196,500	$196,618
					U.S. Treasury Notes 0.250% due 10/31/2025	(178,945)
	5.430	03/28/2024	04/01/2024	33,300	U.S. Treasury Notes 0.250% due 07/31/2025	(33,971)	33,300	33,320
	5.450	04/01/2024	04/02/2024	100	U.S. Treasury Bonds 1.875% due 11/15/2051	(102)	100	100
BRC	5.450	04/01/2024	04/02/2024	196,100	U.S. Treasury Inflation Protected Securities 2.375% due 10/15/2028	(199,884)	196,100	196,100
FICC	2.600	03/28/2024	04/01/2024	13,692	U.S. Treasury Notes 5.000% due 09/30/2025	(13,966)	13,692	13,696

Total Repurchase Agreements						$(448,462)	$439,692	$439,834

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	5.460%	04/01/2024	04/08/2024	$(78,493)	$(78,493)
CIB	5.420	03/06/2024	04/09/2024	(401,236)	(402,807)
STR	5.460	03/28/2024	04/01/2024	(1,045,783)	(1,046,417)
	5.470	04/01/2024	04/02/2024	(997,701)	(997,701)

Total Reverse Repurchase Agreements					$(2,525,418)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$230,038	$(78,493)	$0	$151,545	$(234,612)	$(83,067)
BRC	196,100	0	0	196,100	(199,884)	(3,784)
CIB	0	(402,807)	0	(402,807)	402,318	(489)
FICC	13,696	0	0	13,696	(13,966)	(270)
RCY	0	0	0	0	(2)	(2)
STR	0	(2,044,118)	0	(2,044,118)	1,066,068	(978,050)

Total Borrowings and Other Financing Transactions	$439,834	$(2,525,418)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(1,046,417)	$(402,807)	$0	$0	$(1,449,224)

Total Borrowings	$(1,046,417)	$(402,807)	$0	$0	$(1,449,224)

Payable for reverse repurchase agreements(4)					$(1,449,224)

(i)	Securities with an aggregate market value of $1,468,386 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(1,335,667) at a weighted average interest rate of 5.307%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(1,076,194) is outstanding at period end.

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - NYMEX Crude June 2024 Futures	$76.000	05/16/2024	189	189	$218	$157

FUTURE STYLED COMMODITY OPTIONS(1)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - ICE Brent Crude July 2024 Futures	$75.000	05/28/2024	102	102	268	47

Total Purchased Options					$486	$204

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude June 2024 Futures	$86.000	05/16/2024	189	189	$(194)	$(272)

FUTURE STYLED COMMODITY OPTIONS(1)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - ICE Brent Crude July 2024 Futures	$86.000	05/28/2024	102	102	(273)	(325)
Put Options Strike @ USD 35.000 on California Carbon Allowance December 2024 Futures	35.000	12/16/2024	57	57	(123)	(123)

					$(396)	$(448)

FUTURE STYLED OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS(1)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
3-Month Euribor April 2024 Futures	$96.750	04/12/2024	909	2,273	(613)	(6)

Total Written Options					$(1,203)	$(726)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2024	426	$32,362	$249	$162	$0
California Carbon Allowance December Futures	12/2024	1,200	47,772	198	732	0
California Carbon Allowance December Futures	12/2025	617	26,142	(620)	376	0
Cocoa December Futures	12/2024	106	7,985	1,899	0	(3)
Euro-BTP Italy Government Bond June Futures	06/2024	227	29,145	466	93	(113)
Euro-Bund June Futures	06/2024	136	19,570	158	92	0
European Climate Exchange December Futures	12/2024	131	8,734	196	21	(89)
Hard Red Winter Wheat December Futures	12/2024	209	6,364	(19)	0	(19)
Hard Red Winter Wheat July Futures	07/2024	7	203	6	2	0
Hard Red Winter Wheat May Futures	05/2024	3	88	(6)	1	0
Iron Ore July Futures	07/2024	1,501	14,969	(682)	94	0
Natural Gas May Futures	04/2024	107	1,886	(250)	48	0
U.S. Treasury 10-Year Note June Futures	06/2024	1,052	116,558	440	0	(82)
U.S. Treasury Long-Term Bond June Futures	06/2024	79	9,515	(92)	20	0
WTI Crude December Futures	11/2025	58	4,195	(91)	40	0
WTI Crude June Futures	05/2024	379	31,237	142	622	0

				$1,994	$2,303	$(306)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	57

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude December Futures	10/2025	20	$(1,544)	$36	$0	$(14)
Cocoa July Futures	07/2024	25	(2,327)	(495)	3	0
Cocoa September Futures	09/2024	76	(6,534)	(1,280)	5	0
Euro-Bobl June Futures	06/2024	205	(26,153)	(157)	0	(66)
Euro-Buxl 30-Year Bond June Futures	06/2024	158	(23,148)	(329)	0	(280)
Euro-OAT France Government 10-Year Bond June Futures	06/2024	75	(10,371)	(97)	12	(37)
Euro-Schatz June Futures	06/2024	1,732	(197,508)	(94)	56	(140)
Gold 100 oz. June Futures	06/2024	81	(18,131)	(323)	0	(208)
Iron Ore May Futures	05/2024	660	(6,669)	1,773	0	(39)
RBOB Gasoline June Futures	05/2024	379	(42,796)	333	0	(720)
Short Italian Bond (BTP) June Futures	06/2024	143	(16,335)	(26)	15	(9)
U.S. Treasury 2-Year Note June Futures	06/2024	1,149	(234,953)	49	233	0
U.S. Treasury 5-Year Note June Futures	06/2024	2,016	(215,744)	621	206	(1)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	283	(32,434)	(286)	0	(4)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	638	(82,302)	(951)	1	(274)
Wheat December Futures	12/2024	209	(6,395)	22	23	(1)
WTI Crude December Futures	11/2025	38	(2,748)	(129)	0	(26)

				$(1,333)	$554	$(1,819)

Total Futures Contracts				$661	$2,857	$(2,125)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.550%	Annual	09/14/2028	JPY	2,480,000	$(65)	$(44)	$(109)	$0	$(11)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	12/15/2031		2,165,000	275	(90)	185	0	(22)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025	$	62,450	150	496	646	66	0
Receive	1-Day USD-SOFR Compounded-OIS	4.868	Annual	12/22/2025		51,550	(203)	119	(84)	51	0
Receive	1-Day USD-SOFR Compounded-OIS	4.758	Annual	01/18/2026		9,100	(42)	36	(6)	10	0
Receive	1-Day USD-SOFR Compounded-OIS	4.700	Annual	02/15/2026		42,500	(185)	150	(35)	46	0
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	03/22/2026		109,700	15	(1,428)	(1,413)	0	(133)
Pay(2)	1-Day USD-SOFR Compounded-OIS	3.800	Annual	04/18/2026		40,350	0	(539)	(539)	0	(44)
Pay	1-Day USD-SOFR Compounded-OIS	3.085	Annual	02/13/2034		49,500	(2,508)	(697)	(3,205)	0	(40)
Receive	1-Day USD-SOFR Compounded-OIS	2.865	Annual	02/13/2054		34,900	4,216	640	4,856	0	(73)
Receive(2)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		14,600	389	(182)	207	0	(30)
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027	EUR	4,000	(284)	(44)	(328)	2	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		7,300	(531)	(82)	(613)	5	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		6,600	(489)	(49)	(538)	6	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		8,700	(540)	(46)	(586)	8	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		3,800	(237)	(17)	(254)	4	0
Pay	6-Month EUR-EURIBOR	2.879	Annual	08/15/2032		27,900	484	593	1,077	133	0
Receive(2)	6-Month EUR-EURIBOR	2.635	Annual	02/15/2033		30,646	0	(263)	(263)	0	(169)
Pay(2)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		193,900	4,111	292	4,403	1,111	0
Receive(2)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		65,700	(3,099)	(259)	(3,358)	0	(788)
Receive	CPTFEMU	2.359	Maturity	08/15/2030		7,400	201	(16)	185	8	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031		2,900	(602)	2	(600)	0	(2)
Receive	CPTFEMU	2.600	Maturity	05/15/2032		7,600	186	(25)	161	7	0
Receive	CPTFEMU	2.720	Maturity	06/15/2032		2,200	(13)	(8)	(21)	0	0
Receive	CPTFEMU	2.470	Maturity	07/15/2032		3,900	84	(13)	71	2	0
Pay	CPTFEMU	2.356	Maturity	11/15/2033		9,800	156	42	198	0	(3)
Pay	CPTFEMU	2.362	Maturity	11/15/2033		5,400	90	23	113	0	(2)
Pay	CPTFEMU	2.390	Maturity	11/15/2033		5,500	107	24	131	0	(1)
Pay	CPTFEMU	2.580	Maturity	03/15/2052		500	(33)	9	(24)	2	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052		1,900	(119)	35	(84)	7	0
Pay	CPTFEMU	2.550	Maturity	04/15/2052		1,500	(95)	27	(68)	3	0
Pay	CPTFEMU	2.700	Maturity	04/15/2053		4,600	246	100	346	14	0
Pay	CPTFEMU	2.763	Maturity	09/15/2053		4,600	345	104	449	16	0
Pay	CPTFEMU	2.682	Maturity	10/15/2053		1,500	73	32	105	4	0
Pay	CPTFEMU	2.736	Maturity	10/15/2053		2,400	161	53	214	7	0
Receive	CPTFEMU	2.547	Maturity	11/15/2053		1,300	(7)	(26)	(33)	0	(4)
Pay	CPURNSA	2.560	Maturity	09/12/2024	$	9,400	10	(59)	(49)	0	(40)
Pay	CPURNSA	2.565	Maturity	09/12/2024		7,100	8	(45)	(37)	0	(30)
Receive	CPURNSA	2.418	Maturity	03/05/2026		4,400	0	442	442	8	0
Receive	CPURNSA	2.767	Maturity	05/13/2026		8,500	0	673	673	7	0

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	2.813%	Maturity	05/14/2026	$	3,300	$231	$22	$253	$3	$0
Receive	CPURNSA	2.703	Maturity	05/25/2026		2,240	167	15	182	2	0
Receive	CPURNSA	2.690	Maturity	06/01/2026		4,100	304	28	332	3	0
Receive	CPURNSA	2.573	Maturity	08/26/2028		4,900	278	46	324	3	0
Receive	CPURNSA	2.645	Maturity	09/10/2028		3,100	152	29	181	2	0
Pay	CPURNSA	2.006	Maturity	11/30/2030		8,200	(1,072)	(94)	(1,166)	0	(5)
Receive	ESTRON	3.475	Annual	02/26/2025	EUR	421,300	86	123	209	3	0

Total Swap Agreements							$2,401	$129	$2,530	$1,543	$(1,397)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(3)			Market Value	Variation Margin Liability(3)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$204	$2,859	$1,543	$4,606	$(726)	$(2,141)	$(1,397)	$(4,264)

(k)

Securities with an aggregate market value of $23,509 and cash of $11,071 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.

(1)	Future styled option variation margin liability of $(83) is outstanding at period end.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)	Unsettled variation margin asset of $2 and liability of $(16) for closed futures is outstanding at period end.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$4	AUD	6	$0	$0
	05/2024	AUD	6		$4	0	0

BOA	04/2024	CAD	3,765		2,773	0	(7)
	04/2024	DKK	51,567		7,496	37	0
	04/2024	EUR	4,814		5,214	20	0
	04/2024	KRW	1,004,070		750	5	0
	04/2024		$6	AUD	9	0	0
	04/2024		5,696	EUR	5,247	0	(36)
	05/2024	AUD	9		$6	0	0
	05/2024	DKK	54,304		7,919	53	0
	05/2024	EUR	3,177		3,453	22	0
	06/2024	KRW	13,867,370		10,659	340	0
	06/2024		$43	IDR	671,905	0	(1)
	06/2024		935	INR	77,652	0	(6)
	06/2024		1,500	MXN	25,332	5	0

BPS	04/2024	AUD	697		$455	1	0
	04/2024	BRL	15,284		3,064	17	0
	04/2024	CNH	14,864		2,071	23	0
	04/2024	EUR	1,223		1,330	10	0
	04/2024	GBP	1,314		1,668	10	0
	04/2024	IDR	20,602,908		1,300	3	0
	04/2024		$3,064	BRL	15,284	0	(17)
	04/2024		635	CNH	4,605	0	(1)
	04/2024		2,391	EUR	2,193	0	(25)
	04/2024		6,272	JPY	947,993	0	(9)
	05/2024	BRL	9,977		$1,996	12	0
	05/2024	CNH	4,599		635	1	0
	05/2024	DKK	69,136		10,055	41	0
	05/2024	JPY	943,674		6,272	9	0
	05/2024		$524	EUR	485	0	0
	06/2024	TWD	81,599		$2,636	77	0
	06/2024		$458	IDR	7,225,271	0	(4)
	06/2024		717	INR	59,572	0	(4)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	59

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2024		$1,064	BRL	5,353	$0	$(6)

BRC	04/2024	CNH	16,486		$2,292	20	0
	04/2024		$15	ZAR	289	0	0
	05/2024	GBP	1,314		$1,661	3	0
	06/2024	KRW	377,764		287	6	0
	06/2024		$180	INR	14,918	0	(1)

CBK	04/2024	BRL	22,285		$4,468	25	0
	04/2024	CAD	1,458		1,077	0	0
	04/2024	CNH	16,495		2,292	19	0
	04/2024		$4,447	BRL	22,285	0	(4)
	04/2024		1,943	EUR	1,780	0	(22)
	04/2024		969	MXN	16,321	10	0
	05/2024	BRL	18,908		$3,758	0	0
	05/2024	EUR	371		402	2	0
	05/2024		$1,721	BRL	8,601	0	(11)
	05/2024		9,516	MXN	161,657	144	0
	06/2024	KRW	250,302		$191	5	0
	06/2024		$204	IDR	3,225,719	0	(2)
	06/2024		73	KRW	95,730	0	(1)

FAR	04/2024	EUR	110,050		$119,627	899	0
	04/2024		$18,592	JPY	2,811,048	0	(22)
	05/2024	JPY	2,798,294		$18,592	22	0

GLM	04/2024	BRL	57,313		11,484	56	0
	04/2024		$11,472	BRL	57,313	5	(49)
	06/2024	IDR	5,500,237		$349	3	0
	07/2024	BRL	35,100		6,976	42	(5)
	10/2024		20,200		3,974	16	0

JPM	04/2024		1,523		305	2	0
	04/2024	CAD	30,107		22,313	86	0
	04/2024		$305	BRL	1,523	0	(1)
	05/2024		8,321		41,233	0	(126)
	06/2024	IDR	1,583,363		$100	1	0
	06/2024	KRW	192,758		150	7	0
	06/2024	MXN	166		10	0	0
	06/2024	TWD	314,465		10,225	363	0
	06/2024		$1,771	IDR	27,972,955	0	(12)
	06/2024		291	INR	24,199	0	(2)
	07/2024	BRL	64,000		$12,767	116	0
	07/2024		$305	BRL	1,536	0	(2)

MBC	04/2024	CNH	28,423		$3,956	41	0
	04/2024	EUR	3,428		3,738	40	0
	04/2024	JPY	1,962,142		13,092	131	0
	04/2024		$26,056	CAD	35,336	31	0
	04/2024		1,031	EUR	950	0	(6)
	05/2024	CAD	35,321		$26,056	0	(31)
	05/2024		$1,070	DKK	7,380	0	(1)
	06/2024	KRW	1,414,344		$1,083	31	0
	06/2024	TWD	43,877		1,406	30	0
	06/2024		$817	IDR	12,926,294	0	(5)
	06/2024		424	INR	35,504	1	0

MYI	04/2024	BRL	11,020		$2,206	8	0
	04/2024	CNH	11,958		1,671	24	0
	04/2024		$2,218	BRL	11,020	0	(21)
	04/2024		118,860	EUR	109,830	0	(369)
	04/2024		4,654	JPY	703,722	0	(5)
	05/2024	EUR	109,467		$118,609	373	0
	05/2024	JPY	700,520		4,654	5	0
	05/2024		$1,090	JPY	163,900	0	(2)
	06/2024	IDR	4,417,623		$284	7	0
	06/2024		$489	IDR	7,733,028	0	(3)
	06/2024		713	INR	59,224	0	(5)
	06/2024		994	MXN	16,694	0	(2)
	10/2024	BRL	11,020		$2,179	20	0

RBC	04/2024	DKK	6,154		897	6	0
	06/2024	TWD	39,313		1,255	22	0
	06/2024		$486	IDR	7,567,773	0	(10)

SCX	04/2024	CNH	58,898		$8,194	80	0
	04/2024	DKK	65,945		9,620	81	0

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024	KRW	1,460,422		$1,112	$25	$0
	06/2024		$1,693	IDR	26,749,684	0	(12)
	06/2024		6,908	INR	576,199	1	(16)

SOG	06/2024		1,541	KRW	2,013,085	0	(43)

TOR	04/2024	JPY	2,501,714		$16,739	213	0

UAG	04/2024		$441	AUD	675	0	(1)
	04/2024		9,992	ZAR	187,106	0	(125)
	05/2024	AUD	675		$442	1	0

Total Forward Foreign Currency Contracts						$3,709	$(1,033)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.800%	04/16/2024	80,700	$(373)	$(2)

CBK	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.950	09/15/2025	29,300	(354)	(467)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.950	09/15/2025	29,300	(354)	(147)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.269	05/13/2024	85,000	(370)	(121)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.900	08/29/2025	18,400	(239)	(266)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.900	08/29/2025	18,400	(239)	(86)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.465	12/04/2025	35,300	(426)	(362)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.465	12/04/2025	35,300	(426)	(293)

GST	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.800	09/01/2025	39,700	(500)	(520)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.800	09/01/2025	39,700	(500)	(211)

Total Written Options							$(3,781)	$(2,475)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	AMZX Index	2,512	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/10/2024	$5,397	$0	$(23)	$0	$(23)
	Receive	BCOMF1NTC Index	50,337	0.120%	Monthly	02/18/2025	6,423	0	3	3	0

CIB	Receive	PIMCODB Index(5)	1,139,032	0.000%	Monthly	02/18/2025	230,673	0	2,103	2,103	0

FAR	Receive	Alerian Midstream Energy Total Return Index	35,673	5.890% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/14/2024	76,640	0	(350)	0	(350)

GST	Receive	BCOMF1NTC Index	14,108	5.430% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	4,792	0	10	10	0
	Receive	PIMCODB Index(6)	1,708,873	0.000%	Monthly	02/18/2025	180,202	0	1,644	1,644	0

JPM	Receive	DWRTFT Index	37	5.660% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/03/2024	458	0	6	6	0
	Receive	Alerian Midstream Energy Total Return Index	131,777	5.880% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/21/2024	114,745	0	(513)	0	(513)
	Receive	AMZX Index	15,197	5.750% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024	32,649	0	(140)	0	(140)
	Receive	BCOMAG Index	76,079	0.150%	Monthly	02/18/2025	4,511	0	39	39	0
	Receive	JMABNIC5 Index(7)	1,211,084	0.000%	Monthly	02/18/2025	223,290	0	232	232	0

MAC	Receive	PIMCODB Index(8)	1,089,728	0.000%	Monthly	02/18/2025	211,595	0	2,186	2,186	0

MYI	Receive	DWRTFT Index	9,722	5.620% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024	121,634	0	(523)	0	(523)
	Receive	DWRTFT Index	8,094	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/12/2024	101,266	0	(432)	0	(432)
	Receive	DWRTFT Index	4,661	5.660% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/22/2025	58,315	0	(252)	0	(252)

								$0	$3,990	$6,223	$(2,233)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	61

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	Alexandria Real Estate Equities, Inc.	10,000	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	$1,289	$0	$7	$7	$0
	Receive	American Homes 4 Rent	523,400	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	19,251	0	(84)	0	(84)
	Receive	American Tower Corp.	70,748	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	13,979	0	(61)	0	(61)
	Receive	Apartment Income REIT Corp.	127,369	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	4,136	0	(17)	0	(17)
	Receive	AvalonBay Communities, Inc.	136,400	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	25,310	0	127	127	0
	Receive	Digital Realty Trust, Inc.	90,100	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	12,978	0	(57)	0	(57)
	Receive	Equinix, Inc.	17,500	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	14,443	0	(68)	0	(68)
	Receive	Equity LifeStyle Properties, Inc.	282,400	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	18,187	0	52	52	0
	Receive	Equity Residential	329,000	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	20,763	0	136	136	0
	Receive	First Industrial Realty Trust, Inc.	214,600	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	11,275	0	30	30	0
	Receive	Gaming and Leisure Properties, Inc.	228,300	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	10,518	0	128	128	0
	Receive	Invitation Homes, Inc.	691,731	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	24,632	0	91	91	0
	Receive	Prologis, Inc.	515,663	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	67,150	0	196	196	0
	Receive	PSA Treasury Pte Ltd.	97,057	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	28,152	0	(120)	0	(120)
	Receive	Rexford Industrial Realty, Inc.	180,200	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	9,064	0	36	36	0
	Receive	SBA Communications Corp.	53,601	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	11,615	0	(49)	0	(49)
	Receive	Simon Property Group, Inc.	318,900	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	49,905	0	(205)	0	(205)
	Receive	Sun Communities, Inc.	130,882	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	16,829	0	47	47	0
	Receive	Vici Properities, Inc.	797,379	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	23,754	0	227	227	0
	Receive	WP Carey, Inc.	59,600	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/04/2024	3,364	0	37	37	0

								$0	$453	$1,114	$(661)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	GOLDLNPM Index(3)	4.203%	Maturity	10/22/2025	$67,785	$0	$1,037	$1,037	$0

Total Swap Agreements							$0	$5,480	$8,374	$(2,894)

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$482	$0	$0	$482	$(50)	$0	$0	$(50)	$432	$(270)	$162
BPS	204	0	3	207	(66)	(2)	(23)	(91)	116	(270)	(154)
BRC	29	0	0	29	(1)	0	0	(1)	28	0	28
CBK	205	0	0	205	(40)	(614)	0	(654)	(449)	(340)	(789)
CIB	0	0	2,103	2,103	0	0	0	0	2,103	0	2,103
FAR	921	0	0	921	(22)	0	(350)	(372)	549	(2,979)	(2,430)
GLM	122	0	0	122	(54)	(1,128)	0	(1,182)	(1,060)	1,112	52
GST	0	0	1,654	1,654	0	(731)	0	(731)	923	772	1,695
JPM	575	0	2,428	3,003	(143)	0	(1,314)	(1,457)	1,546	(7,060)	(5,514)
MAC	0	0	2,186	2,186	0	0	0	0	2,186	(250)	1,936
MBC	305	0	0	305	(43)	0	0	(43)	262	0	262
MYI	437	0	0	437	(407)	0	(1,207)	(1,614)	(1,177)	(1,468)	(2,645)
RBC	28	0	0	28	(10)	0	0	(10)	18	0	18
SCX	187	0	0	187	(28)	0	0	(28)	159	(40)	119
SOG	0	0	0	0	(43)	0	0	(43)	(43)	0	(43)
TOR	213	0	0	213	0	0	0	0	213	0	213
UAG	1	0	0	1	(126)	0	0	(126)	(125)	0	(125)

Total Over the Counter	$3,709	$0	$8,374	$12,083	$(1,033)	$(2,475)	$(2,894)	$(6,402)

(m)

Securities with an aggregate market value of $2,234 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)	Variance Swap.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Aluminum September 2024 Futures	0.3%	$646
Arabica Coffee September 2024 Futures	3.1	7,243
Brent Crude September 2024 Futures	15.9	36,631
Copper September 2024 Futures	0.7	1,569
Cotton No. 02 December 2024 Futures	8.7	20,068
Gas Oil September 2024 Futures	7.8	17,992
Gold 100 oz. August 2024 Futures	5.0	11,603
Lean Hogs August 2024 Futures	3.2	7,474
New York Harbor ULSD September 2024 Futures	10.4	23,898
Nickel September 2024 Futures	0.6	1,361
RBOB Gasoline September 2024 Futures	13.9	32,040
Silver September 2024 Futures	1.9	4,360
Soybean Oil December 2024 Futures	0.3	600
Sugar No. 11 October 2024 Futures	2.9	6,666
WTI Crude September 2024 Futures	15.6	35,985
Zinc September 2024 Futures	0.2	531

Total Long Futures Contracts		$208,667

Cash	9.5%	$22,006

Total Notional Amount		$230,673

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	63

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

(6)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Aluminum August 2024 Futures	0.3%	$487
Arabica Coffee September 2024 Futures	3.2	5,694
Brent Crude September 2024 Futures	15.7	28,382
Copper September 2024 Futures	0.7	1,225
Cotton No. 02 December 2024 Futures	8.7	15,659
Gas Oil August 2024 Futures	7.7	13,876
Gold 100 oz. August 2024 Futures	5.0	9,028
Lean Hogs August 2024 Futures	3.2	5,839
New York Harbor ULSD August 2024 Futures	10.2	18,363
Nickel August 2024 Futures	0.6	1,045
RBOB Gasoline August 2024 Futures	13.7	24,652
Silver September 2024 Futures	1.9	3,352
Soybean Oil December 2024 Futures	0.2	450
Sugar No. 11 October 2024 Futures	2.9	5,244
WTI Crude August 2024 Futures	15.5	27,913
Zinc August 2024 Futures	0.2	414

Total Long Futures Contracts		$161,623

Cash	10.3%	$18,579

Total Notional Amount		$180,202

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

(7)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Brent Crude September 2024 Futures	19.2%	$42,840
Cotton No. 02 May 2024 Futures	2.0	4,409
Gas Oil August 2024 Futures	3.3	7,409
Gold 100 oz. June 2024 Futures	17.3	38,603
Live Cattle June 2024 Futures	6.9	15,357
LME — Copper May 2024 Futures	7.3	16,437
New York Harbor ULSD August 2024 Futures	3.3	7,429
Nickel May 2024 Futures	4.1	9,138
RBOB Gasoline August 2024 Futures	4.0	8,936
Silver May 2024 Futures	5.3	11,789
Soybean Meal May 2024 Futures	10.7	23,892
Soybeans May 2024 Futures	13.3	29,675
Sugar No. 11 May 2024 Futures	3.3	7,380

Total Long Futures Contracts		$223,294

Cash	0.0%	$(4)

Total Notional Amount		$223,290

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

(8)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Aluminum September 2024 Futures	0.3%	$581
Arabica Coffee September 2024 Futures	3.2	6,688
Brent Crude November 2024 Futures	15.7	33,268
Copper September 2024 Futures	0.7	1,438
Cotton No. 02 December 2024 Futures	8.7	18,378
Gas Oil November 2024 Futures	7.7	16,326
Gold 100 oz. December 2024 Futures	5.0	10,596
Lean Hogs October 2024 Futures	3.2	6,849
New York Harbor ULSD November 2024 Futures	10.2	21,594
Nickel September 2024 Futures	0.6	1,220
RBOB Gasoline November 2024 Futures	13.7	29,051
Silver September 2024 Futures	1.9	3,941
Soybean Oil December 2024 Futures	0.3	535
Sugar No. 11 October 2024 Futures	2.9	6,158
WTI Crude November 2024 Futures	15.4	32,706
Zinc September 2024 Futures	0.2	479

Total Long Futures Contracts		$189,808

Cash	10.3%	$21,787

Total Notional Amount		$211,595

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$204	$0	$0	$0	$0	$204
Futures	1,969	0	0	0	890	2,859
Swap Agreements	0	0	0	0	1,543	1,543

	$2,173	$0	$0	$0	$2,433	$4,606

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,709	$0	$3,709
Swap Agreements	7,254	0	1,120	0	0	8,374

	$7,254	$0	$1,120	$3,709	$0	$12,083

	$9,427	$0	$1,120	$3,709	$2,433	$16,689

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$720	$0	$0	$0	$6	$726
Futures	1,121	0	0	0	1,020	2,141
Swap Agreements	0	0	0	0	1,397	1,397

	$1,841	$0	$0	$0	$2,423	$4,264

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,033	$0	$1,033
Written Options	0	0	0	0	2,475	2,475
Swap Agreements	0	0	2,894	0	0	2,894

	$0	$0	$2,894	$1,033	$2,475	$6,402

	$1,841	$0	$2,894	$1,033	$4,898	$10,666

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$1,910	$0	$0	$0	$0	$1,910
Written Options	2,207	0	0	0	236	2,443
Futures	15,860	0	0	0	5,113	20,973
Swap Agreements	0	0	0	0	1,197	1,197

	$19,977	$0	$0	$0	$6,546	$26,523

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,428	$0	$4,428
Purchased Options	0	0	0	0	(1,092)	(1,092)
Written Options	184	0	0	0	2,789	2,973
Swap Agreements	39,137	0	65,330	0	0	104,467

	$39,321	$0	$65,330	$4,428	$1,697	$110,776

	$59,298	$0	$65,330	$4,428	$8,243	$137,299

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(283)	$0	$0	$0	$0	$(283)
Written Options	(8)	0	0	0	513	505
Futures	(1,763)	0	0	0	14,650	12,887
Swap Agreements	0	0	0	0	3,318	3,318

	$(2,054)	$0	$0	$0	$18,481	$16,427

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,700	$0	$5,700
Purchased Options	0	0	0	0	1,021	1,021
Written Options	0	0	0	0	193	193
Swap Agreements	(31,519)	0	2,976	0	0	(28,543)

	$(31,519)	$0	$2,976	$5,700	$1,214	$(21,629)

	$(33,573)	$0	$2,976	$5,700	$19,695	$(5,202)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	65

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)	March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$17,191	$0	$17,191
Industrials	0	37	0	37
Utilities	0	310	0	310
U.S. Government Agencies	0	394,990	0	394,990
U.S. Treasury Obligations	0	2,668,031	0	2,668,031
Non-Agency Mortgage-Backed Securities	0	34,371	148	34,519
Asset-Backed Securities	0	244,756	20	244,776
Sovereign Issues	0	114,955	0	114,955
Common Stocks
Consumer Discretionary	10,068	0	0	10,068
Real Estate	6,843	0	0	6,843
Preferred Securities
Banking & Finance	0	219	0	219
Real Estate Investment Trusts
Real Estate	494,449	0	0	494,449
Short-Term Instruments
Commercial Paper	0	28,937	0	28,937
Repurchase Agreements	0	439,692	0	439,692
U.S. Treasury Bills	0	8,022	0	8,022

	$511,360	$3,951,511	$168	$4,463,039

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$44,147	$0	$0	$44,147

Total Investments	$555,507	$3,951,511	$168	$4,507,186

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,601	2,003	0	4,604
Over the counter	0	12,083	0	12,083

	$2,601	$14,086	$0	$16,687

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,367)	(1,881)	0	(4,248)
Over the counter	0	(6,402)	0	(6,402)

	$(2,367)	$(8,283)	$0	$(10,650)

Total Financial Derivative Instruments	$234	$5,803	$0	$6,037

Totals	$555,741	$3,957,314	$168	$4,513,223

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Notes to Financial Statements	March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each, a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

Shares of the Funds have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Fund issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

The PIMCO All Asset: Multi-Real Fund has established a Cayman Islands exempted company, the “Subsidiary”, which is wholly-owned and controlled by the Fund. See Note 14, Basis for Consolidation, in the Notes to Financial Statements for more information regarding the Subsidiary.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the

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Notes to Financial Statements	(Cont.)

U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset: Multi-RAE PLUS Fund	Quarterly	Quarterly

PIMCO All Authority: Multi-RAE PLUS Fund	Quarterly	Quarterly

PIMCO All Asset: Multi-Real Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years

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beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated

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Notes to Financial Statements	(Cont.)

responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s offering memorandum.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes

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inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using

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Notes to Financial Statements	(Cont.)

these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$0	$228,372	$(89,021)	$294	$262	$139,907	$2,370	$0

PIMCO All Authority: Multi-RAE PLUS Fund	19,536	26,985	(36,097)	(283)	406	10,547	388	0

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Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$181	$3	$(184)	$0	$0	$0	$3	$0

PIMCO All Asset: Multi-Real Fund	142	1,727,262	(1,683,300)	46	(3)	44,147	838	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s offering

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Notes to Financial Statements	(Cont.)

memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2024, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Funds have used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest

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Notes to Financial Statements	(Cont.)

income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

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(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a

Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

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Notes to Financial Statements	(Cont.)

Options on Exchange-Traded Funds use a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indexes (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(d) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap.

These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements,

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such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the

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Notes to Financial Statements	(Cont.)

referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

Volatility Swap Agreements are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, a Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, a Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, a Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO All Asset: Multi-Real Fund	PIMCO All Asset: Multi-RAE PLUS Fund	PIMCO All Authority: Multi-RAE PLUS Fund

New Fund	—	—	X

Small Fund	X	X	X

Interest Rate	X	X	X

Call	X	X	X

Credit	X	X	X

High Yield	X	X	X

Market	X	X	X

Issuer	X	X	X

Liquidity	X	X	X

Derivatives	X	X	X

Futures Contract	X	X	X

Equity	X	X	X

Model	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X

Collateralized Loan Obligations	X	X	X

Extension	X	X	X

Commodity	X	—	—

MLP	X	—	—

Prepayment	X	X	X

Privately Issued Mortgage-Related Securities	X	X	X

Real Estate	X	—	—

Foreign (Non-U.S.) Investment	X	X	X

Emerging Markets	X	X	X

Sovereign Debt	X	X	X

Currency	X	X	X

Issuer Non-Diversification	X	X	X

Leveraging	X	X	X

Management	X	X	X

Subsidiary	X	—	—

Tax	X	—	—

Short Exposure	X	X	X

Convertibles Securities	X	X	X

LIBOR Transition	X	X	X

Inflation-Indexed Security	X	—	—

Please see “Description of Principal Risks” in a Fund’s offering memorandum for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

New Fund Risk is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Notes to Financial Statements	(Cont.)

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Futures Contract Risk is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Model Risk is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in a Fund.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other

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asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Collateralized Loan Obligations Risk is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes a Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly.

Extension Risk is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Commodity Risk is the risk that investing in commodity-linked derivative instruments and commodities, either directly or indirectly through the Subsidiary, may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments.

MLP Risk is the risk that investments in derivatives or other instruments related to master limited partnerships and limited liability companies that are treated as partnerships for U.S. federal income tax purposes (“MLPs”) may trade infrequently and in limited volume and may be subject to abrupt or erratic price movements. MLPs that concentrate in the energy sector are subject to risks associated with the energy sector. Equity securities issued by MLPs are subject to the risks associated with equity investments, and debt securities issued by MLPs are subject to the risks associated with debt investments, including interest rate risk, prepayment risk, credit risk, and, as applicable, high yield securities risk.

Prepayment Risk is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non- governmental issuers.

Real Estate Risk is the risk that a Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in

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Notes to Financial Statements	(Cont.)

foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO or Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO or Research Affiliates and the individual portfolio managers in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk is the risk that arises because convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

Inflation-Indexed Security Risk is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation- indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s offering memorandum and offering memorandum supplement for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to

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lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, a Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

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Notes to Financial Statements	(Cont.)

U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Fund is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Fund’s respective average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Investment Advisory Fees and Supervisory and Administrative Fees for each Fund are charged at an annual rate as noted in the following

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table (calculated as a percentage of each Fund’s respective average daily net assets attributable to each Fund):

Fund Name	Investment Advisory Fee	Supervisory and Administrative Fee

PIMCO All Asset: Multi-RAE PLUS Fund	0.64%	0.25%

PIMCO All Authority: Multi-RAE PLUS Fund	0.64%	0.25%

PIMCO All Asset: Multi-Real Fund	0.49%	0.25%

(c) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds are responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III); (vi) extraordinary expenses, including costs of litigation and indemnification expenses;

(vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

For the period ended March 31, 2024, the Fund below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO All Authority: Multi-RAE PLUS Fund	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO.

	Expiring within			Total
Fund Name	12 months	13 - 24 months	25 - 36 months

PIMCO All Authority: Multi-RAE PLUS Fund	$0	$52	$2	$54

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Distributor PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

(f) Acquired Fund Fees and Expenses PIMCO All Asset: Multi-Real Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and

Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected on the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $1,579,166. See Note 14, Basis for Consolidation, in the Notes to Financial Statements for more information regarding the Subsidiary.

ANNUAL REPORT	|	MARCH 31, 2024	87

Notes to Financial Statements	(Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO All Asset: Multi-RAE PLUS Fund	$7,088,994	$6,516,554	$696,064	$447,609

PIMCO All Authority: Multi-RAE PLUS Fund	816,774	749,022	87,301	87,703

PIMCO All Asset: Multi-Real Fund	5,833,090	5,512,274	353,528	386,403

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset: Multi-RAE PLUS Fund				PIMCO All Authority: Multi-RAE PLUS Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Inception date through March 31,2023(a)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	38,580	$394,600	122,579	$1,139,629	16,264	$158,463	66,692	$640,923
Issued as reinvestment of distributions	12,627	127,006	0	0	1,917	17,751	2,226	22,000
Cost of shares redeemed	(109,565)	(1,086,112)	(201,113)	(1,806,389)	(34,558)	(337,247)	(23,103)	(227,037)

Net increase (decrease) resulting from Fund share transactions	(58,358)	$(564,506)	(78,534)	$(666,760)	(16,377)	$(161,033)	45,815	$435,886

	PIMCO All Asset: Multi-Real Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount
Receipts for shares sold	137,067	$1,209,338	128,697	$1,187,364
Issued as reinvestment of distributions	7,847	70,005	49,651	506,999
Cost of shares redeemed	(150,504)	(1,315,448)	(110,306)	(1,294,915)

Net increase (decrease) resulting from Fund share transactions	(5,590)	$(36,105)	68,042	$399,448

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was August 23, 2022.

88	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2024

The following table discloses the number of persons who owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2024. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

Fund Name	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO All Asset: Multi-RAE PLUS Fund	0	1	0%	98%

PIMCO All Authority: Multi-RAE PLUS Fund	0	1	0%	100%

PIMCO All Asset: Multi-Real Fund	0	1	0%	91%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on June 17, 2020, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO All Asset: Multi-Real Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its offering memorandum and offering memorandum supplement. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 10.1% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2024, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Funds may also gain exposure indirectly to commodity markets by investing in the Multi Real Fund (Cayman) Ltd., which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by each Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and perhaps through commodity-linked notes.

ANNUAL REPORT	|	MARCH 31, 2024	89

Notes to Financial Statements	(Cont.)

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its offering memorandum.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO All Asset: Multi-RAE PLUS Fund	$166,150	$0	$(81,249)	$0	$(119,490)	$0	$0	$(34,589)

PIMCO All Asset All Authority: Multi-RAE Plus Fund	0	0	4,656	0	(2,123)	0	(11,303)	(8,770)

PIMCO All Asset: Multi-Real Fund	83,092	0	(187,495)	0	(255,955)	0	0	(360,358)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, treasury inflation-protected securities (TIPS), interest accrued on defaulted securities, return of capital distributions from underlying funds, controlled foreign corporation (CFC) transactions, and short positions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset: Multi-RAE PLUS Fund	$50,807	$68,683

PIMCO All Asset All Authority: Multi-RAE Plus Fund	446	1,677

PIMCO All Asset: Multi-Real Fund	131,589	124,366

†	A zero balance may reflect actual amounts rounding to less than one thousand.

90	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2024

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO All Asset: Multi-RAE PLUS Fund	$3,178,349	$78,757	$(159,747)	$(80,990)

PIMCO All Asset All Authority: Multi-RAE Plus Fund	293,804	7,794	(3,136)	4,658

PIMCO All Asset: Multi-Real Fund	4,702,898	75,990	(263,352)	(187,362)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, treasury inflation-protected securities (TIPS), interest accrued on defaulted securities, return of capital distributions from underlying funds, controlled foreign corporations (CFC) transactions, and short positions.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO All Asset: Multi-RAE PLUS Fund	$127,006	$0	$0	$0	$0	$0

PIMCO All Asset All Authority: Multi-RAE Plus Fund	17,751	0	0	22,000	0	0

PIMCO All Asset: Multi-Real Fund	70,005	0	0	498,522	8,477	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2024	91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO All Asset: Multi-RAE PLUS Fund, PIMCO All Authority: Multi-RAE PLUS Fund, and PIMCO All Asset: Multi-Real Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations, of changes in net assets and, for the fund indicated in the table below, of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations, the changes in each of their net assets and, for the fund indicated in the table below, its cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

PIMCO All Asset: Multi-RAE PLUS Fund(1)

PIMCO All Authority: Multi-RAE PLUS Fund(2)

PIMCO All Asset: Multi-Real Fund(3)*

(1)	Statement of operations for the year ended March 31, 2024 and statement of changes in net assets for the years ended March 31, 2024 and 2023
(2)

Statement of operations for the year ended March 31, 2024, and statement of changes in net assets for the year ended March 31, 2024 and for the period August 23, 2022 (inception date) through March 31, 2023

(3)	Statement of operations and statement of cash flows for the year ended March 31, 2024, and statement of changes in net assets for the years ended March 31, 2024 and 2023
*	The financial statements for PIMCO All Asset: Multi-Real Fund are presented on a consolidated basis

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

92	PRIVATE ACCOUNT PORTFOLIO SERIES

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SOG	Societe Generale Paris

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

BSH	Banco Santander S.A. - New York Branch	MAC	Macquarie Bank Limited	STR	State Street FICC Repo

CBK	Citibank N.A.	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank

CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International	UAG	UBS AG Stamford

CKL	Citibank N.A. London	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

AUD	Australian Dollar	HUF	Hungarian Forint	NZD	New Zealand Dollar

BRL	Brazilian Real	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

CAD	Canadian Dollar	ILS	Israeli Shekel	PLN	Polish Zloty

CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar

DKK	Danish Krone	KRW	South Korean Won	TWD	Taiwanese Dollar

EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar

GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand

HKD	Hong Kong Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter

ICE	IntercontinentalExchange®

Index/Spread Abbreviations:

AMZX	Alerian MLP Total Return Index	ERADXULT	eRAFI International Large Strategy Index	NDDUEAFE	MSCI EAFE Index

BCOMAG	Bloomberg Agriculture Subindex	ERAEMLT	eRAFI Emerging Markets Strategy Index	NDUEEGF	iShares MSCI Emerging Markets ETF

BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	ERAUSLT	eRAFI U.S. Large Strategy Index	PIMCODB	PIMCO Custom Commodity Basket

BRENT	Brent Crude	ERAUSST	eRAFI U.S. Small Strategy Index	RADMFENT	RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

CAONREPO	Canadian Overnight Repo Rate Average	ESTRON	Euro Short-Term Rate	RADMFXNT	RAFI Dynamic Multi-Factor Developed Ex-U.S. Index

CDX.HY	Credit Derivatives Index - High Yield	EUR003M	3 Month EUR Swap Rate	RU20INTR	Russell 2000 Total Return Index

CDX.IG	Credit Derivatives Index - Investment Grade	GOLDLNPM	London Gold Market Fixing Ltd. PM	S&P 500	Standard & Poor’s 500 Index

CPTFEMU	Eurozone HICP ex-Tobacco Index	JMABNIC	J.P. Morgan Nic Custom Index	SOFR	Secured Overnight Financing Rate

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMABNIC5	J.P. Morgan Custom Commodity Index	SONIO	Sterling Overnight Interbank Average Rate

DWRTFT	Dow Jones Wilshire REIT Total Return Index	MUTKCALM	Tokyo Overnight Average Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	REIT	Real Estate Investment Trust

BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor	REMIC	Real Estate Mortgage Investment Conduit

BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	oz.	Ounce	WTI	West Texas Intermediate

CLO	Collateralized Loan Obligation

ANNUAL REPORT	|	MARCH 31, 2024	93

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO All Asset: Multi-RAE PLUS Fund	0%	0%	$127,006	$0	$146,552

PIMCO All Asset All Authority: Multi-RAE Plus Fund	0%	0%	17,751	0	14,155

PIMCO All Asset: Multi-Real Fund	0%	6.89%	70,005	0	148,688

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO All Asset: Multi-RAE PLUS Fund	0%

PIMCO All Asset All Authority: Multi-RAE Plus Fund	0%

PIMCO All Asset: Multi-Real Fund	0%

94	PRIVATE ACCOUNT PORTFOLIO SERIES

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2024	95

Management of the Trust	(Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

96	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2024	97

Privacy Policy[1]	(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

98	PRIVATE ACCOUNT PORTFOLIO SERIES

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

ANNUAL REPORT	|	MARCH 31, 2024	99

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PAPS3017AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

Real Return Strategy Funds

PIMCO Long-Term Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Inflation Response Multi-Asset Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO REAL RETURN STRATEGY FUNDS

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (each, a “Fund” and collectively, the “Funds”).

The PIMCO Inflation Response Multi-Asset Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical

ANNUAL REPORT	|	MARCH 31, 2024	3

Important Information About the Funds	(Cont.)

classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable). The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a

Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions

4	PIMCO REAL RETURN STRATEGY FUNDS

were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“Benchmark Index”)

and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Long-Term Real Return Fund	11/12/01	11/12/01	11/19/10	—	—	—	—	Diversified
PIMCO RealEstateRealReturn Strategy Fund	10/30/03	10/30/03	04/30/08	04/27/18	—	10/30/03	10/30/03	Diversified
PIMCO Inflation Response Multi-Asset Fund	08/31/11	08/31/11	08/31/11	09/15/22	—	08/31/11	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent

ANNUAL REPORT	|	MARCH 31, 2024	5

Important Information About the Funds	(Cont.)

twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow a Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

6	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Long-Term Real Return Fund

Institutional Class - PRAIX
I-2 - PRTPX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Treasury Obligations	68.8%

U.S. Government Agencies	12.3%

Asset-Backed Securities	8.1%

Sovereign Issues	6.1%

Non-Agency Mortgage-Backed Securities	3.6%

Short-Term Instruments‡	1.0%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (11/12/01)
PIMCO Long-Term Real Return Fund Institutional Class	(6.29)%	0.05%	1.47%	4.87%
PIMCO Long-Term Real Return Fund I-2	(6.38)%	(0.05)%	1.37%	4.79%
Bloomberg U.S. Treasury Inflation Notes: 10+ Year Index	(6.54)%	(0.06)%	1.61%	4.68%
Lipper Inflation-Protected Bond Funds Average	0.82%	2.33%	1.71%	3.43%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 1.48% for Institutional Class shares, and 1.58% for I-2 shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Long-Term Real Return Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Duration strategies in Europe, including exposure to Eurozone interest rate swap spreads, contributed to relative performance, as Eurozone interest rate swap spreads tightened.

»	Overweight exposure to U.S. breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, specifically in the second half of the reporting period, contributed to relative performance as U.S. BEI spreads widened over that period.

»	Exposure to securitized assets, including collateralized loan obligations (“CLO”), U.S. agency mortgage-backed securities (“MBS”), and non-agency residential mortgage backed securities (“RMBS”), contributed to relative performance, as spreads broadly tightened across these sectors.

»	Short exposure to high yield corporate spreads detracted from relative performance, as high yield spreads tightened over the period.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2024	7

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class A - PETAX
I-2 - PETPX	Class C - PETCX
I-3 - PNRNX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Treasury Obligations	56.7%

Real Estate Investment Trusts	20.0%

Asset-Backed Securities	8.2%

U.S. Government Agencies	7.3%

Sovereign Issues	5.1%

Short-Term Instruments‡	0.1%

Other	2.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	7.33%	5.09%	7.42%	10.27%
PIMCO RealEstateRealReturn Strategy Fund I-2	7.20%	4.99%	7.32%	10.16%
PIMCO RealEstateRealReturn Strategy Fund I-3	7.15%	4.96%	7.28%	10.11%
PIMCO RealEstateRealReturn Strategy Fund Class A	6.94%	4.67%	6.98%	9.81%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	1.06%	3.49%	6.38%	9.51%
PIMCO RealEstateRealReturn Strategy Fund Class C	6.06%	3.88%	6.19%	8.98%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	5.06%	3.88%	6.19%	8.98%
Dow Jones U.S. Select REIT Total Return Index	10.45%	2.99%	5.91%	7.79%
Lipper Real Estate Funds Average	8.44%	3.77%	5.89%	7.66%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 3.13% for Institutional Class shares, 3.23% for I-2 shares, 3.33% for I-3 shares, 3.53% for Class A shares, and 4.28% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred securities as well as convertible securities of issuers in real estate-related industries. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Duration strategies in Europe, including exposure to Eurozone interest rate swap spreads, contributed to relative performance, as Eurozone interest rate swap spreads tightened.

»	Overweight exposure to U.S. breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, specifically in the second half of the reporting period, contributed to relative performance as U.S. BEI spreads widened over that period.

»	Overweight exposure to Hotel & Resort Real Estate Investment Trusts (“REITs”) contributed to relative performance, as Hotel & Resort REITs delivered positive returns over the period.

»	Underweight exposure to Healthcare REITs detracted from relative performance, as Healthcare REITs posted positive returns over the period.

»	Underweight exposure to Industrial REITs detracted from relative performance, as Industrial REITs delivered positive returns over the period.

»	Overweight exposure to U.S. interest rates detracted from relative performance, as U.S. interest rates broadly moved higher over the period.

8	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Inflation Response Multi-Asset Fund

Institutional Class - PIRMX	Class A - PZRMX
I-2 - PPRMX
I-3 - PFRMX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Treasury Obligations	39.6%

U.S. Government Agencies	18.7%

Commodities	11.0%

Sovereign Issues	8.6%

Asset-Backed Securities	7.4%

Short-Term Instruments‡	5.3%

Mutual Funds	4.1%

Real Estate Investment Trusts	3.3%

Corporate Bonds & Notes	1.2%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (08/31/11)
PIMCO Inflation Response Multi-Asset Fund Institutional Class	7.39%	6.08%	4.05%	3.24%
PIMCO Inflation Response Multi-Asset Fund I-2	7.38%	5.98%	3.95%	3.15%
PIMCO Inflation Response Multi-Asset Fund I-3	7.44%	5.95%	3.95%	3.15%
PIMCO Inflation Response Multi-Asset Fund Class A	6.94%	5.60%	3.58%	2.77%
PIMCO Inflation Response Multi-Asset Fund Class A (adjusted)	1.01%	4.41%	2.99%	2.31%
45% Bloomberg U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	3.13%	4.17%	2.05%	1.36%
Lipper Flexible Portfolio Funds Average	14.30%	6.19%	5.01%	6.26%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.98% for Institutional Class shares, 1.08% for I-2 shares, 1.18% for I-3 shares, and 1.43% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Inflation Response Multi-Asset Fund seeks total return which exceeds that of its benchmark by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Duration strategies in Europe, including exposure to Eurozone interest rate swap spreads, contributed to relative performance, as Eurozone interest rate swap spreads tightened.

»	Active commodity strategies, specifically short exposure to the natural gas sub-sector and long exposure to the petroleum sub-sector, contributed to relative performance, as the natural gas sub-sector delivered negative returns and the petroleum sub-sector delivered positive returns.

»	Exposure to securitized assets, including collateralized loan obligations, U.S. agency mortgage-backed securities (“MBS”) and non-agency residential MBS, contributed to relative performance, as spreads broadly tightened across these sectors.

»	Overweight exposure to U.S. breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, specifically in the second half of the reporting period, contributed to relative performance, as U.S. BEI spreads widened over that period.

»	Long exposure to Japanese BEI contributed to relative performance, as Japanese BEI moved higher.

»	Positioning within Real Estate Investment Trusts (“REITs”), most notably underweight exposure to Healthcare REITs, detracted from relative performance, as Healthcare REITs posted positive returns.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2024	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long-Term Real Return Fund
Institutional Class	$1,000.00	$1,076.90	$13.48	$1,000.00	$1,011.88	$13.06	2.61%
I-2	1,000.00	1,076.40	13.99	1,000.00	1,011.39	13.55	2.71

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class	$1,000.00	$1,168.10	$33.04	$1,000.00	$994.38	$30.40	6.13%
I-2	1,000.00	1,167.60	33.58	1,000.00	993.88	30.89	6.23
I-3	1,000.00	1,167.40	33.84	1,000.00	993.64	31.13	6.28
Class A	1,000.00	1,165.90	35.17	1,000.00	992.39	32.35	6.53
Class C	1,000.00	1,161.20	39.12	1,000.00	988.66	36.00	7.28

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,079.60	$10.96	$1,000.00	$1,014.32	$10.62	2.12%
I-2	1,000.00	1,078.10	11.47	1,000.00	1,013.82	11.12	2.22
I-3	1,000.00	1,078.70	11.47	1,000.00	1,013.82	11.12	2.22
Class A	1,000.00	1,076.60	13.27	1,000.00	1,012.08	12.86	2.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO REAL RETURN STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

45% Bloomberg U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	The benchmark is a blend of 45% Bloomberg U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, and 10% Bloomberg Gold Subindex Total Return Index. Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Bloomberg Inflation Notes Index. Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Bloomberg Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures.

Bloomberg U.S. Treasury Inflation Notes: 10+ Year Index	Bloomberg U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2024	11

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term Real Return Fund
Institutional Class

03/31/2024	$13.87	$0.64	$(1.52)	$(0.88)	$(0.43)	$0.00	$(0.16)	$(0.59)

03/31/2023~	19.83	0.88	(5.08)	(4.20)	(1.32)	(0.44)	0.00	(1.76)

03/31/2022~	21.84	1.47	0.21	1.68	(1.59)	(2.10)	0.00	(3.69)

03/31/2021~	28.23	0.36	2.40	2.76	(0.81)	(8.34)	0.00	(9.15)

03/31/2020~	24.96	0.72	3.90	4.62	(0.81)	(0.54)	0.00	(1.35)
I-2

03/31/2024	13.87	0.59	(1.49)	(0.90)	(0.41)	0.00	(0.16)	(0.57)

03/31/2023~	19.83	1.36	(5.57)	(4.21)	(1.31)	(0.44)	0.00	(1.75)

03/31/2022~	21.84	1.50	0.18	1.68	(1.59)	(2.10)	0.00	(3.69)

03/31/2021~	28.20	0.54	2.22	2.76	(0.78)	(8.34)	0.00	(9.12)

03/31/2020~	24.96	0.75	3.81	4.56	(0.78)	(0.54)	0.00	(1.32)

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class

03/31/2024	$23.18	$0.47	$1.23	$1.70	$0.00	$0.00	$0.00	$0.00

03/31/2023+	34.08	1.72	(9.37)	(7.65)	(1.64)	(1.61)	0.00	(3.25)

03/31/2022+	35.40	2.24	8.56	10.80	(9.56)	(2.56)	0.00	(12.12)

03/31/2021+	27.12	0.44	11.60	12.04	(2.56)	(1.20)	0.00	(3.76)

03/31/2020+	35.80	0.92	(7.56)	(6.64)	(2.04)	0.00	0.00	(2.04)
I-2

03/31/2024	22.22	0.44	1.16	1.60	0.00	0.00	0.00	0.00

03/31/2023+	32.84	1.80	(9.19)	(7.39)	(1.62)	(1.61)	0.00	(3.23)

03/31/2022+	34.44	2.16	8.36	10.52	(9.56)	(2.56)	0.00	(12.12)

03/31/2021+	26.48	0.40	11.32	11.72	(2.56)	(1.20)	0.00	(3.76)

03/31/2020+	35.04	0.80	(7.36)	(6.56)	(2.00)	0.00	0.00	(2.00)
I-3

03/31/2024	22.39	0.44	1.15	1.59	0.00	0.00	0.00	0.00

03/31/2023+	33.04	2.12	(9.56)	(7.44)	(1.60)	(1.61)	0.00	(3.21)

03/31/2022+	34.64	1.80	8.72	10.52	(9.56)	(2.56)	0.00	(12.12)

03/31/2021+	26.56	0.56	11.24	11.80	(2.52)	(1.20)	0.00	(3.72)

03/31/2020+	35.12	1.32	(7.88)	(6.56)	(2.00)	0.00	0.00	(2.00)
Class A

03/31/2024	18.73	0.29	1.00	1.29	0.00	0.00	0.00	0.00

03/31/2023+	28.36	1.32	(7.76)	(6.44)	(1.58)	(1.61)	0.00	(3.19)

03/31/2022+	31.08	1.84	7.48	9.32	(9.48)	(2.56)	0.00	(12.04)

03/31/2021+	24.20	0.28	10.28	10.56	(2.48)	(1.20)	0.00	(3.68)

03/31/2020+	32.20	0.68	(6.72)	(6.04)	(1.96)	0.00	0.00	(1.96)
Class C

03/31/2024	13.04	0.13	0.66	0.79	0.00	0.00	0.00	0.00

03/31/2023+	21.04	0.94	(5.82)	(4.88)	(1.51)	(1.61)	0.00	(3.12)

03/31/2022+	25.56	1.24	6.16	7.40	(9.36)	(2.56)	0.00	(11.92)

03/31/2021+	20.40	0.04	8.56	8.60	(2.24)	(1.20)	0.00	(3.44)

03/31/2020+	27.48	0.36	(5.64)	(5.28)	(1.80)	0.00	0.00	(1.80)

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class

03/31/2024	$7.65	$0.17	$0.40	$0.57	$(0.02)	$0.00	$0.00	$(0.02)

03/31/2023	9.17	0.34	(0.94)	(0.60)	(0.88)	(0.04)	0.00	(0.92)

03/31/2022	8.98	0.32	1.03	1.35	(1.16)	0.00	0.00	(1.16)

03/31/2021	7.27	0.10	1.68	1.78	(0.07)	0.00	0.00	(0.07)

03/31/2020	7.98	0.20	(0.74)	(0.54)	(0.17)	0.00	0.00	(0.17)
I-2

03/31/2024	7.63	0.18	0.38	0.56	(0.00)	0.00	0.00	0.00

03/31/2023	9.16	0.35	(0.97)	(0.62)	(0.87)	(0.04)	0.00	(0.91)

03/31/2022	8.97	0.31	1.04	1.35	(1.16)	0.00	0.00	(1.16)

03/31/2021	7.27	0.09	1.68	1.77	(0.07)	0.00	0.00	(0.07)

03/31/2020	7.98	0.19	(0.74)	(0.55)	(0.16)	0.00	0.00	(0.16)

12	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$12.40	(6.36)%	$386,532	2.28%		2.28%		0.50%		0.50%		5.06%	141%

13.87	(21.71)	705,990	1.48		1.48		0.50		0.50		6.10	103

19.83	6.84	406,108	0.54		0.54		0.50		0.50		6.53	127

21.84	7.40	583,525	0.60		0.60		0.50		0.50		1.28	271

28.23	19.06	1,549,161	1.10	(g)	1.10	(g)	0.53	(g)	0.53	(g)	2.75	250

12.40	(6.45)	9,121	2.38		2.38		0.60		0.60		4.72	141

13.87	(21.79)	11,424	1.58		1.58		0.60		0.60		8.94	103

19.83	6.73	18,022	0.64		0.64		0.60		0.60		6.70	127

21.84	7.41	29,244	0.70		0.70		0.60		0.60		1.97	271

28.20	18.82	12,292	1.20	(g)	1.20	(g)	0.63	(g)	0.63	(g)	2.77	250

$24.88	7.33%	$403,131	6.09%		6.09%		0.74%		0.74%		2.05%	112%

23.18	(22.64)	518,027	3.11		3.11		0.74		0.74		6.41	84

34.08	31.78	984,649	0.79		0.79		0.74		0.74		6.05	148

35.40	46.42	1,117,020	0.85		0.85		0.74		0.74		1.35	264

27.12	(20.00)	791,407	2.10		2.10		0.74		0.74		2.51	187

23.82	7.20	17,019	6.14	(f)	6.14	(f)	0.84	(f)	0.84	(f)	2.02	112

22.22	(22.71)	47,894	3.14	(f)	3.14	(f)	0.84	(f)	0.84	(f)	6.90	84

32.84	31.80	75,810	0.89		0.89		0.84		0.84		5.97	148

34.44	46.22	33,838	0.95		0.95		0.84		0.84		1.28	264

26.48	(20.12)	29,260	2.20		2.20		0.84		0.84		2.20	187

23.98	7.10	1,596	6.19	(f)	6.24	(f)	0.89	(f)	0.94	(f)	2.00	112

22.39	(22.73)	3,198	2.88	(f)	2.93	(f)	0.89	(f)	0.94	(f)	7.88	84

33.04	31.63	10,131	0.94		0.99		0.89		0.94		5.17	148

34.64	46.37	628	1.00		1.05		0.89		0.94		1.81	264

26.56	(20.15)	2,267	2.25		2.30		0.89		0.94		3.66	187

20.02	6.89	103,478	6.49		6.49		1.14		1.14		1.58	112

18.73	(22.94)	129,480	3.63	(f)	3.63	(f)	1.14	(f)	1.14	(f)	5.98	84

28.36	31.30	196,578	1.19		1.19		1.14		1.14		5.77	148

31.08	45.77	141,312	1.25		1.25		1.14		1.14		0.98	264

24.20	(20.33)	115,601	2.50		2.50		1.14		1.14		2.03	187

13.83	6.06	4,962	7.24		7.24		1.89		1.89		1.04	112

13.04	(23.53)	9,171	4.19	(f)	4.19	(f)	1.89	(f)	1.89	(f)	5.78	84

21.04	30.36	20,310	1.94		1.94		1.89		1.89		4.95	148

25.56	44.54	14,835	2.00		2.00		1.89		1.89		0.10	264

20.40	(20.85)	24,656	3.25		3.25		1.89		1.89		1.28	187

$8.20	7.39%	$1,672,893	1.89%		2.11%		0.64%		0.86%		2.24%	219%

7.65	(6.62)	1,799,484	0.78		0.94		0.66		0.82		4.11	130

9.17	15.64	2,253,027	0.65		0.82		0.64		0.81		3.48	211

8.98	24.55	1,376,552	0.66		0.86		0.62		0.82		1.17	394

7.27	(7.01)	942,594	0.79		0.96		0.62		0.79		2.44	346

8.19	7.38	79,872	1.93	(f)	2.15	(f)	0.74	(f)	0.96	(f)	2.37	219

7.63	(6.84)	188,597	0.88		1.04		0.76		0.92		4.27	130

9.16	15.63	300,570	0.75		0.92		0.74		0.91		3.38	211

8.97	24.37	43,100	0.76		0.96		0.72		0.92		1.06	394

7.27	(7.08)	12,943	0.89		1.06		0.72		0.89		2.34	346

ANNUAL REPORT	|	MARCH 31, 2024	13

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Inflation Response Multi-Asset Fund (Consolidated) (Cont.)
I-3

03/31/2024	$7.64	$0.11	$0.45	$0.56	$(0.02)	$0.00	$0.00	$(0.02)

09/15/2022 - 03/31/2023	7.99	0.11	(0.01)	0.10	(0.41)	(0.04)	0.00	(0.45)
Class A

03/31/2024	7.49	0.15	0.37	0.52	(0.00)	0.00	0.00	0.00

03/31/2023	9.01	0.31	(0.95)	(0.64)	(0.84)	(0.04)	0.00	(0.88)

03/31/2022	8.85	0.27	1.03	1.30	(1.14)	0.00	0.00	(1.14)

03/31/2021	7.18	0.07	1.65	1.72	(0.05)	0.00	0.00	(0.05)

03/31/2020	7.89	0.17	(0.74)	(0.57)	(0.14)	0.00	0.00	(0.14)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
~	A one for three reverse share split, effective March 24, 2023, has been retroactively applied. See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
+	A one for four reverse share split, effective March 24, 2023, has been retroactively applied. See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses, in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

(g)	Effective October 1, 2019, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.25%.

14	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.18	7.31%	$7,087	2.18	%(f)	2.45	%(f)	0.79	%(f)	1.06	%(f)	1.35%		219%

7.64	1.32	399	1.20	*(f)	1.41	*(f)	0.81	*(f)	1.02	*(f)	2.76	*	130

8.01	6.94	37,440	2.34		2.56		1.09		1.31		1.92		219

7.49	(7.13)	66,937	1.23		1.39		1.11		1.27		3.84		130

9.01	15.21	92,252	1.10		1.27		1.09		1.26		3.02		211

8.85	23.96	10,686	1.11		1.31		1.07		1.27		0.79		394

7.18	(7.42)	4,074	1.24		1.41		1.07		1.24		2.08		346

ANNUAL REPORT	|	MARCH 31, 2024	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Assets:

Investments, at value
Investments in securities*	$601,272	$1,088,158
Investments in Affiliates	5,169	39
Financial Derivative Instruments
Exchange-traded or centrally cleared	605	942
Over the counter	680	1,629
Cash	1	702
Deposits with counterparty	2,117	7,062
Foreign currency, at value	1,406	1,182
Receivable for investments sold	0	6,949
Receivable for investments sold on a delayed-delivery basis	544	443
Receivable for TBA investments sold	32,317	45,961
Receivable for Fund shares sold	108	93
Interest and/or dividends receivable	1,143	3,561
Dividends receivable from Affiliates	16	10
Total Assets	645,378	1,156,731

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$148,220	$492,964
Payable for sale-buyback transactions	0	1,438
Financial Derivative Instruments
Exchange-traded or centrally cleared	527	997
Over the counter	1,008	1,876
Payable for investments purchased	2	3,964
Payable for investments in Affiliates purchased	19	10
Payable for TBA investments purchased	99,746	124,061
Deposits from counterparty	0	422
Payable for Fund shares redeemed	34	439
Accrued investment advisory fees	84	220
Accrued supervisory and administrative fees	85	128
Accrued distribution fees	0	3
Accrued servicing fees	0	23
Total Liabilities	249,725	626,545

Commitments and Contingent Liabilities^

Net Assets	$395,653	$530,186

Net Assets Consist of:

Paid in capital	$617,260	$614,860
Distributable earnings (accumulated loss)	(221,607)	(84,674)

Net Assets	$395,653	$530,186

Cost of investments in securities	$646,854	$1,072,826
Cost of investments in Affiliates	$5,170	$39
Cost of foreign currency held	$1,666	$1,192
Cost or premiums of financial derivative instruments, net	$(792)	$(849)

* Includes repurchase agreements of:	$572	$635

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

16	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Net Assets:

Institutional Class	$386,532	$403,131
I-2	9,121	17,019
I-3	N/A	1,596
Class A	N/A	103,478
Class C	N/A	4,962

Shares Issued and Outstanding:

Institutional Class	31,160	16,204
I-2	735	715
I-3	N/A	67
Class A	N/A	5,168
Class C	N/A	359

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.40	$24.88
I-2	12.40	23.82
I-3	N/A	23.98
Class A	N/A	20.02
Class C	N/A	13.83

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2024	17

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Inflation Response Multi-Asset Fund

Assets:

Investments, at value
Investments in securities*	$2,596,520
Investments in Affiliates	128,306
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,287
Over the counter	8,169
Cash	188
Deposits with counterparty	8,571
Foreign currency, at value	5,578
Receivable for investments sold	94,127
Receivable for investments sold on a delayed-delivery basis	2,563
Receivable for TBA investments sold	300,167
Receivable for Fund shares sold	1,898
Interest and/or dividends receivable	4,784
Dividends receivable from Affiliates	554
Reimbursement receivable from PIMCO	357
Total Assets	3,158,069

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$482,735
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,759
Over the counter	6,549
Payable for investments purchased	53,195
Payable for investments in Affiliates purchased	635
Payable for investments purchased on a delayed-delivery basis	617
Payable for TBA investments purchased	805,583
Deposits from counterparty	2,611
Payable for Fund shares redeemed	799
Accrued investment advisory fees	831
Accrued supervisory and administrative fees	455
Accrued servicing fees	8
Total Liabilities	1,360,777

Commitments and Contingent Liabilities^

Net Assets	$1,797,292

Net Assets Consist of:

Paid in capital	$1,939,007
Distributable earnings (accumulated loss)	(141,715)

Net Assets	$1,797,292

Cost of investments in securities	$2,667,243
Cost of investments in Affiliates	$146,741
Cost of foreign currency held	$5,691
Cost or premiums of financial derivative instruments, net	$(856)

* Includes repurchase agreements of:	$105,604

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

18	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

PIMCO Inflation Response Multi-Asset Fund

Net Assets:

Institutional Class	$1,672,893
I-2	79,872
I-3	7,087
Class A	37,440

Shares Issued and Outstanding:

Institutional Class	204,067
I-2	9,754
I-3	866
Class A	4,672

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.20
I-2	8.19
I-3	8.18
Class A	8.01

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	|	MARCH 31, 2024	19

Statements of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Investment Income:

Interest	$37,452	$36,696
Dividends	0	8,987
Dividends from Investments in Affiliates	546	258
Miscellaneous income	72	37
Total Income	38,070	45,978

Expenses:

Investment advisory fees	1,300	2,771
Supervisory and administrative fees	1,311	1,624
Distribution and/or servicing fees - Class A	N/A	283
Distribution and/or servicing fees - Class C	N/A	63
Trustee fees	4	4
Interest expense	9,223	30,261
Total Expenses	11,838	35,006
Waiver and/or Reimbursement by PIMCO	0	(1)
Net Expenses	11,838	35,005

Net Investment Income (Loss)	26,232	10,973

Net Realized Gain (Loss):

Investments in securities	(68,926)	(25,950)
Investments in Affiliates	(2)	9
Exchange-traded or centrally cleared financial derivative instruments	(2,227)	(4,361)
Over the counter financial derivative instruments	1,647	12,684
Short sales	11	0
Foreign currency	(171)	(514)

Net Realized Gain (Loss)	(69,668)	(18,132)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(18,504)	25,180
Investments in Affiliates	(3)	(2)
Exchange-traded or centrally cleared financial derivative instruments	8,517	11,098
Over the counter financial derivative instruments	2,200	4,855
Foreign currency assets and liabilities	(71)	(169)

Net Change in Unrealized Appreciation (Depreciation)	(7,861)	40,962

Net Increase (Decrease) in Net Assets Resulting from Operations	$(51,297)	$33,803

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO Inflation Response Multi-Asset Fund

Investment Income:

Interest	$65,516
Dividends	3,163
Dividends from Investments in Affiliates	6,046
Miscellaneous income	3
Total Income	74,728

Expenses:

Investment advisory fees	10,139
Supervisory and administrative fees	5,629
Distribution and/or servicing fees - Class A	127
Trustee fees	13
Interest expense	22,517
Miscellaneous expense	1
Total Expenses	38,426
Waiver and/or Reimbursement by PIMCO	(4,003)
Net Expenses	34,423

Net Investment Income (Loss)	40,305

Net Realized Gain (Loss):

Investments in securities	(68,605)
Investments in Affiliates	(636)
Exchange-traded or centrally cleared financial derivative instruments	3,296
Over the counter financial derivative instruments	46,494
Short sales	77
Foreign currency	(1,897)

Net Realized Gain (Loss)	(21,271)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	63,565
Investments in Affiliates	356
Exchange-traded or centrally cleared financial derivative instruments	40,428
Over the counter financial derivative instruments	582
Foreign currency assets and liabilities	(229)

Net Change in Unrealized Appreciation (Depreciation)	104,702

Net Increase (Decrease) in Net Assets Resulting from Operations	$123,736

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2024	21

Statements of Changes in Net Assets

	PIMCO Long-Term Real Return Fund		PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$26,232	$28,277	$10,973	$61,953
Net realized gain (loss)	(69,668)	(24,891)	(18,132)	(215,840)
Net change in unrealized appreciation (depreciation)	(7,861)	(39,897)	40,962	(150,098)

Net Increase (Decrease) in Net Assets Resulting from Operations	(51,297)	(36,511)	33,803	(303,985)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(19,113)	(47,402)	0	(85,573)
I-2	(351)	(1,668)	0	(5,947)
I-3	N/A	N/A	0	(545)
Class A	N/A	N/A	0	(21,076)
Class C	N/A	N/A	0	(2,385)

Tax basis return of capital
Institutional Class	(6,292)	0	0	0
I-2	(127)	0	0	0
I-3	N/A	N/A	0	0
Class A	N/A	N/A	0	0
Class C	N/A	N/A	0	0

Total Distributions(a)	(25,883)	(49,070)	0	(115,526)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(244,581)	378,865	(211,387)	(160,197)

Total Increase (Decrease) in Net Assets	(321,761)	293,284	(177,584)	(579,708)

Net Assets:

Beginning of year	717,414	424,130	707,770	1,287,478
End of year	$395,653	$717,414	$530,186	$707,770

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$40,305	$104,865
Net realized gain (loss)	(21,271)	(104,353)
Net change in unrealized appreciation (depreciation)	104,702	(215,322)

Net Increase (Decrease) in Net Assets Resulting from Operations	123,736	(214,810)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,959)	(232,161)
I-2	(32)	(34,935)
I-3	(11)	(2)
Class A	(0)	(11,721)

Total Distributions(a)	(3,002)	(278,819)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(378,859)	(96,803)

Total Increase (Decrease) in Net Assets	(258,125)	(590,432)

Net Assets:

Beginning of year	2,055,417	2,645,849
End of year	$1,797,292	$2,055,417

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2024	23

Statements of Cash Flows

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(51,297)	$33,803

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,056,085)	(1,337,117)
Proceeds from sales of long-term securities	1,288,816	1,640,376
(Purchases) Proceeds from sales of short-term portfolio investments, net	7,416	8,841
(Increase) decrease in deposits with counterparty	2,837	4,185
(Increase) decrease in receivable for investments sold	(2,251)	(4,194)
(Increase) decrease in interest and/or dividends receivable	400	403
(Increase) decrease in dividends receivable from Affiliates	13	21
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	6,408	6,863
Proceeds from (Payments on) over the counter financial derivative instruments	2,410	13,475
Increase (decrease) in payable for investments purchased	25,327	67,609
Increase (decrease) in deposits from counterparty	(600)	(20)
Increase (decrease) in accrued investment advisory fees	(76)	(85)
Increase (decrease) in accrued supervisory and administrative fees	(76)	(51)
Increase (decrease) in accrued distribution fees	0	(3)
Increase (decrease) in accrued servicing fees	0	(8)
Proceeds from (Payments on) short sales transactions, net	11	0
Proceeds from (Payments on) foreign currency transactions	(242)	(683)
Net Realized (Gain) Loss
Investments in securities	68,926	25,950
Investments in Affiliates	2	(9)
Exchange-traded or centrally cleared financial derivative instruments	2,227	4,361
Over the counter financial derivative instruments	(1,647)	(12,684)
Short sales	(11)	0
Foreign currency	171	514
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	18,504	(25,180)
Investments in Affiliates	3	2
Exchange-traded or centrally cleared financial derivative instruments	(8,517)	(11,098)
Over the counter financial derivative instruments	(2,200)	(4,855)
Foreign currency assets and liabilities	71	169
Net amortization (accretion) on investments	(2,622)	(2,492)

Net Cash Provided by (Used for) Operating Activities	297,918	408,093

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	80,763	116,058
Payments on shares redeemed	(351,416)	(327,302)
Cash distributions paid*	(28)	0
Proceeds from reverse repurchase agreements	3,223,274	26,380,576
Payments on reverse repurchase agreements	(3,250,559)	(26,579,858)
Proceeds from sale-buyback transactions	30,364	100,049
Payments on sale-buyback transactions	(30,364)	(98,611)

Net Cash Received from (Used for) Financing Activities	(297,966)	(409,088)

Net Increase (Decrease) in Cash and Foreign Currency	(48)	(995)

Cash and Foreign Currency:

Beginning of year	1,455	2,879
End of year	$1,407	$1,884

* Reinvestment of distributions	$25,864	$0

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$9,258	$30,845

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO Inflation Response Multi-Asset Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$123,736

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(5,459,845)
Proceeds from sales of long-term securities	5,307,297
(Purchases) Proceeds from sales of short-term portfolio investments, net	(62,865)
(Increase) decrease in deposits with counterparty	(22)
(Increase) decrease in receivable for investments sold	(176,141)
(Increase) decrease in interest and/or dividends receivable	332
(Increase) decrease in dividends receivable from Affiliates	186
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	47,182
Proceeds from (Payments on) over the counter financial derivative instruments	50,546
(Increase) decrease in reimbursement receivable from PIMCO	(14)
Increase (decrease) in payable for investments purchased	380,490
Increase (decrease) in deposits from counterparty	(15,528)
Increase (decrease) in accrued investment advisory fees	(177)
Increase (decrease) in accrued supervisory and administrative fees	(117)
Increase (decrease) in accrued servicing fees	(7)
Proceeds from (Payments on) short sales transactions, net	77
Proceeds from (Payments on) foreign currency transactions	(2,126)
Net Realized (Gain) Loss
Investments in securities	68,605
Investments in Affiliates	636
Exchange-traded or centrally cleared financial derivative instruments	(3,296)
Over the counter financial derivative instruments	(46,494)
Short sales	(77)
Foreign currency	1,897
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(63,565)
Investments in Affiliates	(356)
Exchange-traded or centrally cleared financial derivative instruments	(40,428)
Over the counter financial derivative instruments	(582)
Foreign currency assets and liabilities	229
Net amortization (accretion) on investments	3,896

Net Cash Provided by (Used for) Operating Activities	113,469

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	436,864
Payments on shares redeemed	(820,704)
Cash distributions paid*	(19)
Proceeds from reverse repurchase agreements	9,207,244
Payments on reverse repurchase agreements	(8,937,862)
Proceeds from sale-buyback transactions	152,400
Payments on sale-buyback transactions	(156,993)

Net Cash Received from (Used for) Financing Activities	(119,070)

Net Increase (Decrease) in Cash and Foreign Currency	(5,601)

Cash and Foreign Currency:

Beginning of year	11,367
End of year	$5,766

* Reinvestment of distributions	$2,983

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$21,624

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	MARCH 31, 2024	25

Schedule of Investments	PIMCO Long-Term Real Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 152.0%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$12	$11

UBS Group AG
2.125% due 10/13/2026 •	EUR	200	210
4.932% (EUR003M + 1.000%) due 01/16/2026 ~		100	108

Total Corporate Bonds & Notes (Cost $316)			329

U.S. GOVERNMENT AGENCIES 18.8%

Freddie Mac
0.000% due 05/15/2035 •		$26	24
2.920% due 01/25/2026		3,500	3,411
5.715% due 09/25/2031 •		11	11
5.783% due 01/15/2047 •		920	899
5.795% due 10/25/2029 •		16	17

Ginnie Mae
6.246% due 08/20/2068 •		1,360	1,340
6.479% due 11/20/2072 •		997	1,013

Ginnie Mae, TBA
3.500% due 04/01/2054		11,600	10,556

Uniform Mortgage-Backed Security
4.000% due 07/01/2049		335	314

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054		3,453	3,200
4.500% due 04/01/2054 - 05/01/2054		18,300	17,431
5.000% due 04/01/2054 - 05/01/2054		9,100	8,881
5.500% due 04/01/2054 - 05/01/2054		7,900	7,861
6.000% due 04/01/2054 - 05/01/2054		9,900	9,989
6.500% due 04/01/2054		9,300	9,502

Total U.S. Government Agencies (Cost $74,534)			74,449

U.S. TREASURY OBLIGATIONS 105.5%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2030 (f)		360	326
0.125% due 02/15/2051		34,952	20,927
0.125% due 02/15/2052		24,481	14,435
0.250% due 07/15/2029 (f)(h)		942	868
0.250% due 02/15/2050		36,030	22,783
0.625% due 07/15/2032		4,988	4,526
0.625% due 02/15/2043		36,066	27,728
0.750% due 02/15/2042 (d)		40,708	32,530
0.750% due 02/15/2045 (d)		64,480	49,551
0.875% due 02/15/2047 (d)		45,208	34,903
1.000% due 02/15/2046		38,847	31,141
1.000% due 02/15/2048		30,809	24,294
1.000% due 02/15/2049		28,295	22,197
1.375% due 02/15/2044 (d)		59,527	52,271
1.500% due 02/15/2053		27,594	24,117
1.625% due 10/15/2027 (f)(h)		2,602	2,578
1.750% due 01/15/2034 (d)		2,408	2,378
2.125% due 02/15/2040		20,630	20,904
2.125% due 02/15/2041		24,397	24,741
2.125% due 02/15/2054 (h)		2,110	2,135
2.375% due 10/15/2028 (d)		2,114	2,164

Total U.S. Treasury Obligations (Cost $456,157)			417,497

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.6%

Adjustable Rate Mortgage Trust
4.100% due 01/25/2036 «~		10	9

Alliance Bancorp Trust
5.924% due 07/25/2037 •		120	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
2.371% due 03/20/2036 «~		$30	$26
4.346% due 01/20/2047 ~		1,527	1,274
6.024% due 07/25/2037 •		623	584

Banc of America Mortgage Trust
5.212% due 11/25/2035 «~		6	5

BCAP LLC Trust
5.884% due 05/25/2047 •		137	134

Bear Stearns Adjustable Rate Mortgage Trust
4.300% due 07/25/2036 ~		12	11
4.781% due 02/25/2036 ~		5	4

Bear Stearns ALT-A Trust
4.207% due 09/25/2047 ~		1,674	798
4.870% due 09/25/2035 ~		139	82

BX Trust
6.075% due 04/15/2039 •		2,941	2,903

CIM Trust
6.435% due 02/25/2049 •		20	19

Citigroup Mortgage Loan Trust
3.932% due 12/25/2035 ~		141	87
4.692% due 03/25/2037 ~		109	90
6.440% due 09/25/2035 «•		3	3
6.980% due 05/25/2035 •		3	3

Countrywide Alternative Loan Trust
4.774% due 02/25/2037 ~		53	45
6.089% due 12/25/2035 •		91	74

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 03/25/2037		815	385
7.873% due 02/20/2036 «•		31	27

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		505	303

Downey Savings & Loan Association Mortgage Loan Trust
5.954% due 08/19/2045 •		44	37

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037		25	10

Ginnie Mae
6.219% due 01/20/2073 •		6,873	6,895

GMAC Mortgage Corp. Loan Trust
4.254% due 11/19/2035 «~		39	32

Great Hall Mortgages PLC
5.472% due 03/18/2039 •	GBP	7	9
5.492% due 06/18/2038 •		2	2

IndyMac INDA Mortgage Loan Trust
4.222% due 12/25/2036 ~		$468	365

JP Morgan Chase Commercial Mortgage Securities Trust
6.823% due 12/15/2031 •		229	194

Merrill Lynch Mortgage Investors Trust
6.104% due 09/25/2029 «•		40	37

MortgageIT Mortgage Loan Trust
5.944% due 09/25/2037 •		306	228

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		159	153

Residential Accredit Loans, Inc. Trust
5.624% due 06/25/2046 •		149	35
6.009% due 10/25/2037 ~		165	137

Residential Asset Securitization Trust
5.500% due 05/25/2035 •		164	103
5.750% due 02/25/2036		818	600
5.750% due 03/25/2037		106	33
6.500% due 06/25/2037		3,345	747

Structured Adjustable Rate Mortgage Loan Trust
4.575% due 07/25/2035 ~		42	35

Structured Asset Mortgage Investments Trust
5.864% due 04/25/2036 •		3	3

Thornburg Mortgage Securities Trust
6.184% due 09/25/2034 •		48	43

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	1,646	2,079

Towd Point Mortgage Trust
6.444% due 05/25/2058 •		$55	56

Wachovia Mortgage Loan Trust LLC
6.182% due 10/20/2035 ~		18	17

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
4.371% due 08/25/2036 ~		$26	$23
4.608% due 11/25/2036 ~		594	515
5.688% due 09/25/2033 ~		19	18
5.984% due 12/25/2045 •		38	34

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 06/25/2037		2,476	1,833
6.500% due 08/25/2035 «		10	8

Wells Fargo Mortgage-Backed Securities Trust
5.975% due 11/25/2037 ~		38	33
6.185% due 04/25/2036 ~		859	803

Total Non-Agency Mortgage-Backed Securities (Cost $25,312)			22,084

ASSET-BACKED SECURITIES 12.5%

ACE Securities Corp. Home Equity Loan Trust
5.564% due 10/25/2036 •		22	8

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.233% due 06/25/2033 •		900	831

Arbor Realty Commercial Real Estate Notes Ltd.
6.510% due 08/15/2034 •		3,500	3,466
6.790% due 11/15/2036 •		3,500	3,491

Avoca Static CLO DAC
5.690% due 10/15/2030 •	EUR	700	757

Barings CLO Ltd.
6.526% due 04/15/2031 •		$2,559	2,560

BSPDF Issuer Ltd.
6.640% due 10/15/2036 •		3,268	3,177

CIT Mortgage Loan Trust
6.944% due 10/25/2037 •		2,641	2,626

Citigroup Mortgage Loan Trust
5.904% due 12/25/2036 •		69	46
5.939% due 10/25/2036 •		300	290

Countrywide Asset-Backed Certificates Trust
5.584% due 07/25/2037 •		13	12
5.634% due 11/25/2037 •		833	774
5.694% due 02/25/2036 •		1,518	1,427
5.724% due 05/25/2035 •		12	11
5.944% due 03/25/2037 •		166	159
6.184% due 08/25/2047 •		117	112

Credit-Based Asset Servicing & Securitization LLC
5.655% due 07/25/2037 •		445	291

Credit-Based Asset Servicing & Securitization Trust
5.564% due 11/25/2036 •		16	7

Ellington Loan Acquisition Trust
6.544% due 05/25/2037 •		619	598

Fremont Home Loan Trust
5.714% due 10/25/2036 •		41	36

Greystone Commercial Real Estate Notes Ltd.
6.620% due 09/15/2037 •		523	523

GSAA Home Equity Trust
6.720% due 03/25/2046 þ		191	102

GSAMP Trust
6.419% due 03/25/2035 •		203	188

Home Equity Asset Trust
6.119% due 02/25/2036 •		1,477	1,426
6.299% due 08/25/2034 •		9	9

Home Equity Mortgage Loan Asset-Backed Trust
5.664% due 04/25/2037 •		75	57

IndyMac INDB Mortgage Loan Trust
5.584% due 07/25/2036 •		92	29

JP Morgan Mortgage Acquisition Trust
5.654% due 10/25/2036 •		17	17
5.954% due 02/25/2036 •		700	684

LCM Loan Income Fund Ltd.
6.609% due 04/20/2031 •		1,165	1,164

Lehman XS Trust
4.854% due 06/25/2036 þ		45	42
7.744% due 12/25/2037 •		613	583

Lockwood Grove CLO Ltd.
6.756% due 01/25/2030 •		444	444

26	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
5.684% due 08/25/2036 •		$86	$34

Man GLG Euro CLO DAC
4.630% due 12/15/2031 •	EUR	1,290	1,387
4.812% due 01/15/2030 •		109	117

Marathon Static CLO Ltd.
6.483% due 07/20/2030 •		$1,400	1,400

MASTR Specialized Loan Trust
7.207% due 07/25/2035 •		1,269	1,307

MF1 LLC
7.476% due 06/19/2037 •		2,900	2,903

MF1 Ltd.
6.521% due 10/16/2036 •		6,885	6,842

MKS CLO Ltd.
6.769% due 01/20/2031 •		911	911

Morgan Stanley ABS Capital, Inc. Trust
5.574% due 10/25/2036 •		79	69

Morgan Stanley Mortgage Loan Trust
6.965% due 11/25/2036 •		617	212

Option One Mortgage Loan Trust
6.224% due 02/25/2035 •		259	245

OZLM Ltd.
6.829% due 10/30/2030 •		1,359	1,362

Renaissance Home Equity Loan Trust
6.544% due 09/25/2037 •		386	164

Saxon Asset Securities Trust
5.879% due 09/25/2036 •		3,000	2,833

Soundview Home Loan Trust
5.564% due 11/25/2036 •		264	79
5.624% due 07/25/2037 •		143	126
5.644% due 06/25/2037 •		318	217

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.004% due 05/25/2036 •		$88	$85

Starwood Commercial Mortgage Trust
6.520% due 07/15/2038 •		186	186
6.641% due 04/18/2038 •		3,021	2,965

Total Asset-Backed Securities (Cost $49,613)			49,391

SOVEREIGN ISSUES 9.3%

Canada Government Bond
4.250% due 12/01/2026 (a)	CAD	901	711

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (a)	EUR	238	243
0.650% due 05/15/2026 (a)		4,691	5,016
1.300% due 05/15/2028 (a)		5,157	5,605
1.400% due 05/26/2025 (a)		13,302	14,209
1.800% due 05/15/2036		100	108

Japan Government International Bond
0.100% due 03/10/2028	JPY	456,827	3,169
0.100% due 03/10/2029		1,110,048	7,732

Total Sovereign Issues (Cost $40,190)			36,793

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(b)		160,000	157

Total Preferred Securities (Cost $160)			157

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (c) 0.1%
		$572

Total Short-Term Instruments (Cost $572)		572

Total Investments in Securities (Cost $646,854)		601,272

INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.3%

PIMCO Short-Term Floating NAV Portfolio III	531,439	5,169

Total Short-Term Instruments (Cost $5,170)		5,169

Total Investments in Affiliates (Cost $5,170)		5,169

Total Investments 153.3% (Cost $652,024)		$606,441

Financial Derivative Instruments (e)(g) (0.1)% (Cost or Premiums, net $(792))		(250)

Other Assets and Liabilities, net (53.2)%		(210,538)

Net Assets 100.0%		$395,653

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$572	U.S. Treasury Notes 5.000% due 09/30/2025	$(583)	$572	$572

Total Repurchase Agreements						$(583)	$572	$572

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	5.420%	03/07/2024	04/18/2024	$(135,005)	$(135,513)
GRE	5.420	03/20/2024	04/03/2024	(2,173)	(2,177)
JPS	5.420	03/20/2024	04/03/2024	(10,511)	(10,530)

Total Reverse Repurchase Agreements					$(148,220)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	27

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(135,513)	$0	$(135,513)	$135,863	$350
FICC	572	0	0	572	(583)	(11)
GRE	0	(2,177)	0	(2,177)	2,164	(13)
JPS	0	(10,530)	0	(10,530)	10,687	157

Total Borrowings and Other Financing Transactions	$572	$(148,220)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(148,220)	$0	$0	$(148,220)

Total Borrowings	$0	$(148,220)	$0	$0	$(148,220)

Payable for reverse repurchase agreements					$(148,220)

(d)	Securities with an aggregate market value of $148,714 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(169,147) at a weighted average interest rate of 5.313%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

FUTURE STYLED OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - ICE 3-Month Euribor April 2024 Futures	$96.750	04/12/2024	155	$388	$(105)	$(1)

Total Written Options					$(105)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2024	66	$5,014	$38	$25	$0
Euro-Bobl June Futures	06/2024	88	11,227	12	29	0
Euro-BTP Italy Government Bond June Futures	06/2024	3	385	6	1	(1)
Euro-Buxl 30-Year Bond June Futures	06/2024	33	4,835	64	58	0

				$120	$113	$(1)

28	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2024	164	$(23,599)	$(148)	$0	$(111)
Euro-OAT France Government 10-Year Bond June Futures	06/2024	1	(138)	(1)	0	(1)
Euro-Schatz June Futures	06/2024	269	(30,675)	(14)	8	(22)
Gold 100 oz. June Futures	06/2024	8	(1,791)	(32)	0	(21)
Short Italian Bond (BTP) June Futures	06/2024	82	(9,367)	(15)	9	(5)
U.S. Treasury 2-Year Note June Futures	06/2024	181	(37,012)	(15)	37	0
U.S. Treasury 5-Year Note June Futures	06/2024	188	(20,119)	79	22	0
U.S. Treasury 10-Year Note June Futures	06/2024	163	(18,060)	(41)	13	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	157	(17,994)	(138)	0	(2)
U.S. Treasury Long-Term Bond June Futures	06/2024	2	(241)	(4)	0	(1)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	17	(2,193)	(44)	0	(8)

				$(373)	$89	$(171)

Total Futures Contracts				$(253)	$202	$(172)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$2,716	$(183)	$16	$(167)	$0	$0
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026	5,238	(499)	126	(373)	1	0

					$(682)	$142	$(540)	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300%	Semi-Annual	09/20/2027	JPY	64,000	$(1)	$3	$2	$0	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		60,000	(1)	4	3	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.550	Annual	09/14/2028		590,000	(7)	(19)	(26)	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		274,770	(15)	25	10	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	12/15/2031		420,000	8	28	36	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025	$	20,490	136	76	212	22	0
Pay	1-Day USD-SOFR Compounded-OIS	2.300	Semi-Annual	11/15/2028		1,240	(16)	(86)	(102)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.340	Semi-Annual	11/21/2028		9,100	(115)	(613)	(728)	0	(17)
Pay	1-Day USD-SOFR Compounded-OIS	3.085	Annual	02/13/2034		16,200	(136)	(913)	(1,049)	0	(13)
Receive	1-Day USD-SOFR Compounded-OIS	2.285	Semi-Annual	11/15/2053		1,000	63	224	287	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	2.237	Semi-Annual	11/21/2053		1,130	70	264	334	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	2.865	Annual	02/13/2054		9,500	182	1,140	1,322	0	(20)
Receive(4)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		2,300	61	(28)	33	0	(5)
Pay	6-Month EUR-EURIBOR	2.879	Annual	08/15/2032	EUR	2,000	0	77	77	10	0
Receive(4)	6-Month EUR-EURIBOR	2.635	Annual	02/15/2033		13,263	0	(114)	(114)	0	(73)
Pay(4)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		58,400	1,217	109	1,326	335	0
Receive	6-Month EUR-EURIBOR	0.190	Annual	11/04/2052		2,100	130	897	1,027	0	(17)
Receive	6-Month EUR-EURIBOR	0.195	Annual	11/04/2052		2,200	1	1,073	1,074	0	(18)
Receive	6-Month EUR-EURIBOR	0.197	Annual	11/08/2052		3,860	241	1,640	1,881	0	(31)
Receive(4)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		11,100	(573)	6	(567)	0	(133)
Pay	CPTFEMU	3.520	Maturity	09/15/2024		4,800	(2)	(43)	(45)	1	0
Pay	CPTFEMU	3.850	Maturity	09/15/2024		2,500	0	(5)	(5)	0	0
Receive	CPTFEMU	2.975	Maturity	08/15/2027		2,100	8	(16)	(8)	1	0
Receive	CPTFEMU	2.502	Maturity	03/15/2028		7,800	0	(86)	(86)	1	0
Receive	CPTFEMU	2.359	Maturity	08/15/2030		2,000	13	37	50	2	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031		5,900	(46)	(1,174)	(1,220)	0	(4)
Receive	CPTFEMU	2.600	Maturity	05/15/2032		1,600	8	26	34	1	0
Receive	CPTFEMU	2.720	Maturity	06/15/2032		1,400	(12)	(1)	(13)	0	0
Receive	CPTFEMU	2.470	Maturity	07/15/2032		1,000	0	18	18	1	0
Pay	CPTFEMU	2.356	Maturity	11/15/2033		1,600	(2)	34	32	0	(1)
Pay	CPTFEMU	2.362	Maturity	11/15/2033		900	0	19	19	0	0
Pay	CPTFEMU	2.390	Maturity	11/15/2033		900	1	20	21	0	0
Pay	CPTFEMU	2.487	Maturity	05/15/2037		40	0	(1)	(1)	0	0
Pay	CPTFEMU	2.580	Maturity	03/15/2052		300	0	(14)	(14)	1	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052		900	(7)	(33)	(40)	3	0
Pay	CPTFEMU	2.421	Maturity	05/15/2052		80	0	(7)	(7)	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	29

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPTFEMU	2.590%	Maturity	12/15/2052	EUR	900	$0	$22	$22	$3	$0
Pay	CPTFEMU	2.700	Maturity	04/15/2053		800	5	55	60	2	0
Pay	CPTFEMU	2.763	Maturity	09/15/2053		1,000	3	95	98	4	0
Pay	CPTFEMU	2.682	Maturity	10/15/2053		300	0	21	21	1	0
Pay	CPTFEMU	2.736	Maturity	10/15/2053		400	4	32	36	1	0
Receive	CPTFEMU	2.547	Maturity	11/15/2053		300	(1)	(7)	(8)	0	(1)
Receive	CPTFEMU	2.620	Maturity	11/15/2053		100	0	(5)	(5)	0	0
Receive	CPURNSA	2.703	Maturity	05/25/2026	$	4,110	1	333	334	4	0
Pay	CPURNSA	1.997	Maturity	07/25/2029		2,300	2	(306)	(304)	0	(2)
Pay	CPURNSA	1.882	Maturity	11/20/2029		9,400	10	(1,381)	(1,371)	0	(5)
Receive	CPURNSA	2.311	Maturity	02/24/2031		3,700	4	409	413	2	0
Receive	CPURNSA	2.668	Maturity	05/14/2031		5,000	0	371	371	7	0
Receive	ESTRON	3.475	Annual	02/26/2025	EUR	77,500	16	22	38	0	0

							$1,250	$2,228	$3,478	$402	$(354)

Total Swap Agreements							$568	$2,370	$2,938	$403	$(354)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$202	$403	$605		$(1)	$(172)	$(354)	$(527)

(f)

Securities with an aggregate market value of $3,115 and cash of $2,117 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	NZD	248		$151	$3	$0

BOA	04/2024	IDR	454,320		29	0	0
	04/2024	KRW	23,526		18	0	0
	04/2024		$84	DKK	581	0	0
	05/2024		42		285	0	0
	06/2024	KRW	2,268,028		$1,743	56	0

BPS	04/2024	BRL	1,500		301	2	0
	04/2024	CNH	2,335		325	4	0
	04/2024	GBP	1,573		1,997	11	0
	04/2024	IDR	934,653		59	0	0
	04/2024	KRW	64,568		48	0	0
	04/2024		$301	BRL	1,500	0	(2)
	04/2024		119	CNH	862	0	0
	04/2024		5,770	JPY	872,130	0	(9)
	05/2024	BRL	1,500		$300	2	0

30	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024	CNH	861		$119	$0	$0
	05/2024	JPY	868,158		5,770	8	0
	05/2024		$53	DKK	363	0	0
	06/2024	TWD	16,415		$530	16	0
	06/2024		$88	IDR	1,393,649	0	(1)
	06/2024		115	INR	9,546	0	(1)

BRC	04/2024	CNH	3,253		$453	4	0
	04/2024	IDR	326,020		21	0	0
	05/2024	GBP	1,573		1,989	4	0
	06/2024	KRW	62,961		48	1	0
	06/2024	MXN	3,795		222	0	(4)
	06/2024		$33	INR	2,755	0	0

CBK	04/2024	CNH	2,591		$360	3	0
	06/2024	KRW	64,517		49	1	0
	06/2024		$49	IDR	778,599	0	0
	06/2024		18	INR	1,457	0	0

DUB	04/2024	BRL	1,176		$236	1	0
	04/2024	EUR	25,731		27,967	208	0
	04/2024	IDR	1,301,898		82	0	0
	04/2024		$234	BRL	1,176	1	0
	05/2024	BRL	1,180		$234	0	(1)
	05/2024		$1,344	BRL	6,697	0	(13)

GLM	04/2024	BRL	1,180		$236	1	0
	04/2024		$236	BRL	1,180	0	(1)
	04/2024	ZAR	2,677		$142	1	0
	06/2024	IDR	785,679		50	0	0
	06/2024		$342	MXN	5,764	1	0

JPM	04/2024	CAD	6,739		$4,995	19	0
	04/2024	KRW	46,074		34	0	0
	06/2024	TWD	63,260		2,057	73	0
	06/2024		$592	IDR	9,348,799	0	(4)
	06/2024		54	INR	4,469	0	0
	06/2024		1,750	MXN	29,722	15	0

MBC	04/2024	BRL	81		$16	0	0
	04/2024	CNH	4,823		671	7	0
	04/2024	IDR	156,699		10	0	0
	04/2024	JPY	662,157		4,418	44	0
	04/2024		$16	BRL	81	0	0
	04/2024		4,970	CAD	6,741	6	0
	04/2024		364	CNH	2,616	0	(4)
	05/2024	CAD	6,738		$4,970	0	(6)
	06/2024		$78	INR	6,557	0	0

MYI	04/2024	BRL	81		$16	0	0
	04/2024	CNH	2,239		313	4	0
	04/2024		$16	BRL	81	0	0
	04/2024		27,846	EUR	25,731	0	(86)
	04/2024		4,282	JPY	647,407	0	(5)
	05/2024	EUR	25,731		$27,880	88	0
	05/2024	JPY	644,461		4,282	5	0
	06/2024		$304	IDR	4,743,956	0	(5)
	06/2024		132	INR	10,938	0	(1)

RBC	04/2024		10	DKK	69	0	0
	06/2024		107	MXN	1,812	0	0

SCX	04/2024	CNH	9,755		$1,357	13	0
	04/2024		$149	NZD	248	0	(1)
	05/2024	NZD	248		$149	1	0
	06/2024	KRW	253,913		193	4	0
	06/2024		$1,276	INR	106,418	0	(3)

TOR	04/2024	JPY	858,385		$5,744	73	0

UAG	04/2024		$1,695	ZAR	31,744	0	(21)

Total Forward Foreign Currency Contracts						$680	$(168)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	31

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	9,000	$(410)	$(325)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	4,100	(30)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	300	(2)	0

						$(442)	$(325)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.800%	04/16/2024	15,600	$(72)	$0

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.269	05/13/2024	15,700	(68)	(22)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.900	08/29/2025	4,000	(52)	(58)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.900	08/29/2025	4,000	(52)	(19)

GST	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.800	09/01/2025	22,600	(284)	(296)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.800	09/01/2025	22,600	(285)	(120)

							$(813)	$(515)

Total Written Options							$(1,255)	$(840)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
AZD	$3	$0	$0	$3	$0	$0	$0	$0	$3	$0	$3
BOA	56	0	0	56	0	0	0	0	56	0	56
BPS	43	0	0	43	(13)	0	0	(13)	30	0	30
BRC	9	0	0	9	(4)	0	0	(4)	5	0	5
CBK	4	0	0	4	0	0	0	0	4	0	4
DUB	210	0	0	210	(14)	0	0	(14)	196	0	196
GLM	3	0	0	3	(1)	(424)	0	(425)	(422)	0	(422)
GST	0	0	0	0	0	(416)	0	(416)	(416)	589	173
JPM	107	0	0	107	(4)	0	0	(4)	103	0	103
MBC	57	0	0	57	(10)	0	0	(10)	47	0	47
MYI	97	0	0	97	(97)	0	0	(97)	0	0	0
SCX	18	0	0	18	(4)	0	0	(4)	14	0	14
TOR	73	0	0	73	0	0	0	0	73	0	73
UAG	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)

Total Over the Counter	$680	$0	$0	$680	$(168)	$(840)	$0	$(1,008)

(h)

Securities with an aggregate market value of $589 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

32	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$202	$202
Swap Agreements	0	1	0	0	402	403

	$0	$1	$0	$0	$604	$605

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$680	$0	$680

	$0	$1	$0	$680	$604	$1,285

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	21	0	0	0	151	172
Swap Agreements	0	0	0	0	354	354

	$21	$0	$0	$0	$506	$527

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$168	$0	$168
Written Options	0	0	0	0	840	840

	$0	$0	$0	$168	$840	$1,008

	$21	$0	$0	$168	$1,346	$1,535

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$71	$71
Futures	(76)	0	0	0	1,321	1,245
Swap Agreements	0	(226)	0	0	(3,317)	(3,543)

	$(76)	$(226)	$0	$0	$(1,925)	$(2,227)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,197	$0	$1,197
Purchased Options	0	0	0	0	(153)	(153)
Written Options	0	0	0	0	603	603

	$0	$0	$0	$1,197	$450	$1,647

	$(76)	$(226)	$0	$1,197	$(1,475)	$(580)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$76	$76
Futures	(32)	0	0	0	4,124	4,092
Swap Agreements	0	(303)	0	0	4,652	4,349

	$(32)	$(303)	$0	$0	$8,852	$8,517

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,546	$0	$1,546
Purchased Options	0	0	0	0	(182)	(182)
Written Options	0	0	0	0	836	836

	$0	$0	$0	$1,546	$654	$2,200

	$(32)	$(303)	$0	$1,546	$9,506	$10,717

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	33

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)	March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$329	$0	$329
U.S. Government Agencies	0	74,449	0	74,449
U.S. Treasury Obligations	0	417,497	0	417,497
Non-Agency Mortgage-Backed Securities	0	21,937	147	22,084
Asset-Backed Securities	0	49,391	0	49,391
Sovereign Issues	0	36,793	0	36,793
Preferred Securities
Banking & Finance	0	157	0	157
Short-Term Instruments
Repurchase Agreements	0	572	0	572

	$0	$601,125	$147	$601,272

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,169	$0	$0	$5,169

Total Investments	$5,169	$601,125	$147	$606,441

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$130	$475	$0	$605
Over the counter	0	680	0	680

	$130	$1,155	$0	$1,285

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(162)	(365)	0	(527)
Over the counter	0	(1,008)	0	(1,008)

	$(162)	$(1,373)	$0	$(1,535)

Total Financial Derivative Instruments	$(32)	$(218)	$0	$(250)

Totals	$5,137	$600,907	$147	$606,191

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

34	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 205.2%

CORPORATE BONDS & NOTES 1.9%

BANKING & FINANCE 1.9%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$68	$61
3.950% due 07/01/2024		643	639

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	1,126	1,424

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	46	5
1.000% due 10/01/2050		5,228	588
1.000% due 10/01/2053		390	41
1.500% due 10/01/2053		12,806	1,475
2.000% due 10/01/2053		5,046	601
2.500% due 10/01/2047		2	0

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043		2,116	247
1.000% due 10/01/2050		1	0
1.500% due 10/01/2053		1,354	138

Nykredit Realkredit AS
1.000% due 10/01/2050		1	0
1.000% due 10/01/2053		75	8
1.500% due 10/01/2052		21,984	2,565
2.500% due 10/01/2047		2	0

Realkredit Danmark AS
1.000% due 10/01/2050		3,513	395
1.000% due 10/01/2053		3,539	393
1.500% due 10/01/2053		9,781	1,122
2.500% due 04/01/2047		7	1

UBS Group AG
0.650% due 09/10/2029	EUR	200	185
7.750% due 03/01/2029 •		100	123

			10,011

INDUSTRIALS 0.0%

VMware, Inc.
3.900% due 08/21/2027		$161	154

Total Corporate Bonds & Notes (Cost $12,935)			10,165

U.S. GOVERNMENT AGENCIES 14.9%

Fannie Mae
6.281% due 09/01/2044 - 10/01/2044 •		6	6

Freddie Mac
5.771% due 09/01/2036 •		8	8
5.888% due 10/01/2036 •		12	12
6.033% due 12/15/2037 •		33	32
7.611% due 07/01/2036 •		26	26

Ginnie Mae
6.246% due 08/20/2068 •		1,167	1,149

Ginnie Mae, TBA
3.500% due 04/01/2054		15,400	14,014

Uniform Mortgage-Backed Security
4.000% due 09/01/2048 - 03/01/2049		70	66

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054		20,400	18,902
4.500% due 04/01/2054 - 05/01/2054		27,300	26,005
5.500% due 05/01/2054		2,400	2,388
6.000% due 04/01/2054 - 05/01/2054		12,100	12,209
6.500% due 04/01/2054		4,300	4,394

Total U.S. Government Agencies (Cost $79,338)			79,211

U.S. TREASURY OBLIGATIONS 116.5%

U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2025		13,490	13,157
0.125% due 10/15/2025 (f)		33,038	32,070
0.125% due 04/15/2026 (f)		38,979	37,337
0.125% due 07/15/2026 (f)(h)		25,191	24,149
0.125% due 10/15/2026 (f)		38,819	37,041
0.125% due 04/15/2027 (f)		27,085	25,526
0.125% due 01/15/2030 (j)		3,656	3,310
0.125% due 07/15/2030		1,524	1,373
0.125% due 01/15/2032 (j)		3,115	2,723

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 01/15/2025 (f)		$41,010	$40,312
0.250% due 02/15/2050 (j)		720	455
0.375% due 07/15/2025 (f)		39,257	38,405
0.375% due 01/15/2027 (f)		74,231	70,822
0.375% due 07/15/2027 (f)		24,585	23,399
0.500% due 01/15/2028 (f)		67,882	64,250
0.625% due 01/15/2026 (f)		38,701	37,593
0.625% due 07/15/2032 (j)		2,547	2,311
0.625% due 02/15/2043 (j)		461	355
0.750% due 07/15/2028 (f)		19,410	18,548
0.750% due 02/15/2045 (j)		393	302
0.875% due 01/15/2029		15,754	15,024
1.000% due 02/15/2046 (j)		1,692	1,356
1.125% due 01/15/2033 (j)		1,139	1,069
1.250% due 04/15/2028 (f)		43,281	42,055
1.375% due 07/15/2033		4,569	4,388
1.375% due 02/15/2044 (j)		98	86
1.625% due 10/15/2027 (f)		61,156	60,582
1.750% due 01/15/2028 (h)(j)		758	752
1.750% due 01/15/2034		3,611	3,568
2.125% due 02/15/2054		1,306	1,322
2.375% due 10/15/2028 (f)		13,591	13,910

Total U.S. Treasury Obligations (Cost $628,677)			617,550

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.7%

Alliance Bancorp Trust
5.924% due 07/25/2037 •		1,385	1,164

BCAP LLC Trust
4.519% due 04/26/2036 ~		211	181

Bear Stearns Adjustable Rate Mortgage Trust
4.300% due 07/25/2036 ~		47	41
4.781% due 02/25/2036 ~		96	83
5.043% due 01/25/2035 «~		25	22

Bear Stearns ALT-A Trust
5.138% due 05/25/2035 ~		392	369

Chase Mortgage Finance Trust
4.734% due 12/25/2035 ~		3	3

Citigroup Mortgage Loan Trust
6.242% due 03/25/2034 ~		19	17
6.980% due 05/25/2035 •		1	1

Countrywide Alternative Loan Trust
5.500% due 11/25/2035		36	29

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2035		68	66
6.000% due 04/25/2036		162	80

Countrywide Home Loan Reperforming REMIC Trust
5.784% due 06/25/2035 •		17	16

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.144% due 10/25/2035 «•		156	73

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.869% due 10/26/2036 ~		9	7

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037		244	99

Great Hall Mortgages PLC
5.472% due 03/18/2039 •	GBP	7	9
5.492% due 06/18/2038 •		2	2

GS Mortgage Securities Corp. Trust
8.726% due 08/15/2039 •		$3,500	3,521

GSR Mortgage Loan Trust
4.713% due 01/25/2036 ~		26	24
6.112% due 09/25/2035 ~		2	2

HarborView Mortgage Loan Trust
5.881% due 05/19/2035 •		174	157

IndyMac INDX Mortgage Loan Trust
6.004% due 07/25/2035 •		1,394	992

Residential Asset Securitization Trust
5.500% due 05/25/2035 •		578	364
5.750% due 03/25/2037		207	65

Structured Adjustable Rate Mortgage Loan Trust
5.220% due 03/25/2036 ~		82	61

Structured Asset Mortgage Investments Trust
5.864% due 04/25/2036 •		3	3

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	1,303	1,645

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
4.371% due 08/25/2036 ~		$4	$3

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035 «		39	31

Wells Fargo Mortgage-Backed Securities Trust
6.478% due 10/25/2036 ~		2	2

Total Non-Agency Mortgage-Backed Securities (Cost $10,058)			9,132

ASSET-BACKED SECURITIES 16.9%

ACE Securities Corp. Home Equity Loan Trust
6.569% due 04/25/2035 •		1,144	975

Adagio CLO DAC
4.662% due 10/15/2031 •	EUR	298	320

Apidos CLO
6.529% due 10/20/2030 •		$1,446	1,448

Ares European CLO DAC
4.552% due 04/15/2030 •	EUR	549	590
4.602% due 10/15/2030 •		434	467

Argent Mortgage Loan Trust
5.924% due 05/25/2035 •		$285	251

Armada Euro CLO DAC
4.662% due 07/15/2031 •	EUR	375	404

Bain Capital Euro CLO DAC
4.710% due 01/20/2032 •		1,159	1,240

BDS Ltd.
7.126% due 03/19/2039 •		$700	697

Benefit Street Partners CLO Ltd.
6.608% due 01/17/2032 •		1,100	1,100

BlueMountain Fuji EUR CLO DAC
4.852% due 01/15/2033 •	EUR	3,200	3,440

Bosphorus CLO DAC
4.760% due 12/15/2030 •		461	497

Carlyle Euro CLO DAC
4.531% due 08/15/2030 •		963	1,038

Carlyle Global Market Strategies Euro CLO DAC
4.651% due 11/15/2031 •		499	535

CIFC European Funding CLO DAC
4.992% due 01/15/2034 •		4,300	4,616

CIFC Funding Ltd.
6.560% due 04/18/2031 •		$1,103	1,105

CIT Mortgage Loan Trust
6.944% due 10/25/2037 •		377	375

Citigroup Mortgage Loan Trust
5.714% due 05/25/2037 •		3,400	3,117
5.904% due 12/25/2036 •		34	23
5.939% due 10/25/2036 •		1,046	1,011

Countrywide Asset-Backed Certificates Trust
5.584% due 07/25/2037 •		287	261
5.634% due 11/25/2037 •		3,729	3,462
5.644% due 09/25/2037 •		76	66
5.724% due 05/25/2035 •		48	46
5.805% due 04/25/2036 ~		297	258
5.924% due 05/25/2036 •		3,120	2,582
5.944% due 03/25/2037 •		803	766

Crestline Denali CLO Ltd.
6.609% due 04/20/2030 •		537	538

Dryden Euro CLO DAC
4.908% due 01/17/2033 •	EUR	1,700	1,823

Elevation CLO Ltd.
6.536% due 10/25/2030 •		$2,421	2,422
6.808% due 10/15/2029 •		175	175

First Franklin Mortgage Loan Trust
5.664% due 12/25/2037 •		1,296	1,226
6.149% due 11/25/2036 •		1,850	1,764
6.314% due 09/25/2035 •		1,436	1,417

Fremont Home Loan Trust
5.714% due 10/25/2036 •		421	370

GoldenTree Loan Management U.S. CLO Ltd.
6.489% due 11/20/2030 •		1,807	1,807

GSAMP Trust
6.179% due 09/25/2035 •		22	22
6.419% due 03/25/2035 •		409	377

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	35

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harvest CLO DAC
4.702% due 07/15/2031 •	EUR	800	$857

Home Equity Asset Trust
4.950% due 10/25/2035 •		$1,500	1,455

Home Equity Mortgage Loan Asset-Backed Trust
5.664% due 04/25/2037 •		363	273

HSI Asset Securitization Corp. Trust
5.984% due 02/25/2036 •		179	175

IndyMac INDB Mortgage Loan Trust
5.584% due 07/25/2036 •		3,508	1,114

KKR CLO Ltd.
6.526% due 07/15/2030 •		465	466
6.756% due 01/15/2031 •		406	407

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ~		3,297	2,934

Lehman XS Trust
4.854% due 06/25/2036 þ		724	677

Long Beach Mortgage Loan Trust
5.684% due 08/25/2036 •		294	118

Magnetite Ltd.
6.449% due 11/15/2028 •		519	520

Man GLG Euro CLO DAC
4.812% due 01/15/2030 •	EUR	93	101

MASTR Asset-Backed Securities Trust
5.784% due 06/25/2036 •		$826	740

Merrill Lynch Mortgage Investors Trust
5.864% due 02/25/2037 •		5,437	1,594
6.164% due 05/25/2036 •		22	21

MF1 LLC
7.476% due 06/19/2037 •		800	801

MidOcean Credit CLO
6.631% due 02/20/2031 •		569	570

NovaStar Mortgage Funding Trust
6.149% due 01/25/2036 •		268	264

OCP Euro CLO DAC
4.762% due 01/15/2032 •	EUR	1,788	1,926

Octagon Investment Partners Ltd.
6.568% due 02/14/2031 •		$1,200	1,203

OZLM Ltd.
6.829% due 10/30/2030 •		412	413

Palmer Square Loan Funding Ltd.
6.376% due 10/15/2029 •		408	407

Rad CLO Ltd.
6.700% due 07/24/2032 •		4,300	4,303

Renaissance Home Equity Loan Trust
6.544% due 09/25/2037 •		3,075	1,302

Residential Asset Securities Corp. Trust
5.724% due 09/25/2036 •		2,520	2,465
5.924% due 08/25/2036 •		1,205	1,109

Securitized Asset-Backed Receivables LLC Trust
5.944% due 05/25/2036 •		3,564	1,909
6.119% due 10/25/2035 •		3,823	3,624

Soundview Home Loan Trust
5.644% due 06/25/2037 •		2,859	1,951

Specialty Underwriting & Residential Finance Trust
5.764% due 09/25/2037 •		6,567	3,342

Structured Asset Securities Corp.
6.104% due 02/25/2035 «•		8	8

Structured Asset Securities Corp. Mortgage Loan Trust
6.014% due 10/25/2036 •		664	648

TCI-Symphony CLO Ltd.
6.596% due 10/13/2032 •		4,214	4,222

TCW CLO Ltd.
6.556% due 04/25/2031 •		2,857	2,857

Toro European CLO DAC
4.682% due 10/15/2030 •	EUR	532	574

Venture CLO Ltd.
6.456% due 04/15/2027 •		$208	208

Vibrant CLO Ltd.
6.619% due 09/15/2030 •		512	511

Voya CLO Ltd.
6.786% due 10/15/2030 •		460	461

Wells Fargo Home Equity Asset-Backed Securities Trust
7.844% due 12/25/2034 •		563	555

Total Asset-Backed Securities (Cost $93,470)			89,716

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 10.4%

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (b)	ARS	9,208	$13

Canada Government Bond
4.250% due 12/01/2026 (c)	CAD	4,928	3,888

France Government International Bond
0.100% due 07/25/2038 (c)	EUR	115	115

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (c)		1,190	1,215
1.400% due 05/26/2025 (c)		30,250	32,312
1.800% due 05/15/2036		398	431

Japan Government International Bond
0.100% due 03/10/2028	JPY	962,577	6,677
0.100% due 03/10/2029		1,513,312	10,542

Total Sovereign Issues (Cost $60,467)			55,193

		SHARES
COMMON STOCKS 1.5%

CONSUMER DISCRETIONARY 0.9%

Hilton Worldwide Holdings, Inc.		12,071	2,575

Marriott International, Inc. ‘A’		8,223	2,075

			4,650

REAL ESTATE 0.6%

Howard Hughes Holdings, Inc. (a)		43,768	3,178

Total Common Stocks (Cost $6,290)			7,828

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Bank of America Corp.
5.875% due 03/15/2028 •(d)		917,000	902

Total Preferred Securities (Cost $917)			902

REAL ESTATE INVESTMENT TRUSTS 41.1%

REAL ESTATE 41.1%

Alexandria Real Estate Equities, Inc.		8,642	1,114

American Assets Trust, Inc.		65,700	1,439

American Homes 4 Rent ‘A’		249,458	9,175

American Tower Corp.		4,935	975

Americold Realty Trust, Inc.		250,324	6,238

Apartment Income REIT Corp.		3,504	114

AvalonBay Communities, Inc.		86,415	16,035

Boston Properties, Inc.		27,836	1,818

Brixmor Property Group, Inc.		38,195	896

Camden Property Trust		57,351	5,643

COPT Defense Properties		135,467	3,274

Crown Castle, Inc.		29,894	3,164

CubeSmart		28,187	1,275

DiamondRock Hospitality Co.		379,070	3,643

Digital Realty Trust, Inc.		71,283	10,268

Equinix, Inc.		3,730	3,078

Equity LifeStyle Properties, Inc.		34,289	2,208

Equity Residential		13,983	882

Essex Property Trust, Inc.		23,695	5,801

Extra Space Storage, Inc.		15,528	2,283

First Industrial Realty Trust, Inc.		155,647	8,178

Gaming & Leisure Properties, Inc.		152,090	7,007

Healthpeak Properties, Inc.		190,105	3,564

Highwoods Properties, Inc.		87,300	2,286

Host Hotels & Resorts, Inc.		100,430	2,077

InvenTrust Properties Corp.		80,347	2,066

Invitation Homes, Inc.		224,403	7,991

Kilroy Realty Corp.		44,873	1,635

		SHARES	MARKET VALUE (000S)

Kimco Realty Corp.		126,994	$2,490

Mid-America Apartment Communities, Inc.		19,357	2,547

National Storage Affiliates Trust		33,120	1,297

Park Hotels & Resorts, Inc.		16,542	289

Prologis, Inc.		38,768	5,048

Public Storage		8,187	2,375

Realty Income Corp.		52,958	2,865

Regency Centers Corp.		90,174	5,461

Retail Opportunity Investments Corp.		218,370	2,800

Rexford Industrial Realty, Inc.		71,059	3,574

RLJ Lodging Trust		606,063	7,164

Ryman Hospitality Properties, Inc.		62,882	7,270

SBA Communications Corp.		16,079	3,484

Simon Property Group, Inc.		66,842	10,460

SITE Centers Corp.		153,082	2,243

Sun Communities, Inc.		55,308	7,111

Sunstone Hotel Investors, Inc.		360,444	4,015

Terreno Realty Corp.		38,242	2,539

UDR, Inc.		132,917	4,972

Ventas, Inc.		43,172	1,880

VICI Properties, Inc.		341,407	10,171

Welltower, Inc.		122,200	11,418

WP Carey, Inc.		39,143	2,209

Total Real Estate Investment Trusts (Cost $180,022)			217,809

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (e) 0.1%
			635

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	16,051	17

Total Short-Term Instruments (Cost $652)			652

Total Investments in Securities (Cost $1,072,826)			1,088,158

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III		4,059	39

Total Short-Term Instruments (Cost $39)			39

Total Investments in Affiliates (Cost $39)			39

Total Investments 205.2% (Cost $1,072,865)			$1,088,197

Financial Derivative Instruments (g)(i) (0.0)% (Cost or Premiums, net $(849))			(302)

Other Assets and Liabilities, net (105.2)%			(557,709)

Net Assets 100.0%			$530,186

36	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security did not produce income within the last twelve months.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$635	U.S. Treasury Notes 5.000% due 09/30/2025	$(648)	$635	$635

Total Repurchase Agreements						$(648)	$635	$635

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	5.420%	03/19/2024	04/02/2024	$(43,639)	$(43,724)
BOS	5.420	03/19/2024	04/09/2024	(1,229)	(1,231)
BSN	5.420	03/07/2024	04/18/2024	(358,630)	(359,980)
	5.420	03/11/2024	04/18/2024	(40,163)	(40,289)
	5.420	03/13/2024	04/03/2024	(2,252)	(2,258)
	5.420	04/03/2024	04/24/2024	(2,260)	(2,260)
CIB	5.420	03/06/2024	04/09/2024	(728)	(731)
DEU	5.420	03/12/2024	04/18/2024	(739)	(741)
GRE	5.420	03/20/2024	04/03/2024	(3,001)	(3,007)
	5.430	03/25/2024	04/04/2024	(15,922)	(15,939)
	5.430	03/26/2024	04/09/2024	(2,162)	(2,164)
IND	5.450	03/28/2024	04/03/2024	(940)	(941)
JPS	5.420	03/05/2024	04/02/2024	(19,619)	(19,699)

Total Reverse Repurchase Agreements					$(492,964)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
TDM	5.420%	03/15/2024	04/04/2024	$(1,434)	$(1,438)

Total Sale-Buyback Transactions					$(1,438)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(43,724)	$0	$(43,724)	$43,550	$(174)
BOS	0	(1,231)	0	(1,231)	1,233	2

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	37

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
BSN	$0	$(404,787)	$0	$(404,787)	$401,263	$(3,524)
CIB	0	(731)	0	(731)	721	(10)
DEU	0	(741)	0	(741)	664	(77)
FICC	635	0	0	635	(648)	(13)
GRE	0	(21,110)	0	(21,110)	21,041	(69)
IND	0	(941)	0	(941)	939	(2)
JPS	0	(19,699)	0	(19,699)	19,583	(116)

Master Securities Forward Transaction Agreement
TDM	0	0	(1,438)	(1,438)	1,440	2

Total Borrowings and Other Financing Transactions	$635	$(492,964)	$(1,438)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(490,704)	$0	$0	$(490,704)

Total	$0	$(490,704)	$0	$0	$(490,704)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,438)	0	0	(1,438)

Total	$0	$(1,438)	$0	$0	$(1,438)

Total Borrowings	$0	$(492,142)	$0	$0	$(492,142)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(492,142)

(f)	Securities with an aggregate market value of $490,858 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(556,231) at a weighted average interest rate of 5.298%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(2,260) is outstanding at period end.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

FUTURE STYLED OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - ICE 3-Month Euribor April 2024 Futures	96.750	04/12/2024	204	$510	$(138)	$(1)

Total Written Options					$(138)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2024	87	$6,609	$51	$33	$0
Euro-Bobl June Futures	06/2024	56	7,144	29	18	0
Euro-BTP Italy Government Bond June Futures	06/2024	14	1,798	27	6	(7)
Euro-Buxl 30-Year Bond June Futures	06/2024	37	5,421	111	65	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	252	28,882	115	4	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	196	25,284	455	92	0

				$788	$218	$(7)

38	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2024	212	$(30,506)	$(426)	$0	$(144)
Euro-OAT France Government 10-Year Bond June Futures	06/2024	17	(2,351)	(22)	3	(8)
Euro-Schatz June Futures	06/2024	352	(40,140)	(39)	11	(28)
Gold 100 oz. June Futures	06/2024	10	(2,238)	(40)	0	(26)
Short Italian Bond (BTP) June Futures	06/2024	104	(11,880)	(19)	11	(7)
U.S. Treasury 2-Year Note June Futures	06/2024	485	(99,175)	(16)	99	0
U.S. Treasury 5-Year Note June Futures	06/2024	633	(67,741)	92	74	0
U.S. Treasury 10-Year Note June Futures	06/2024	58	(6,426)	(41)	5	0
U.S. Treasury Long-Term Bond June Futures	06/2024	651	(78,405)	(1,086)	0	(163)

				$(1,597)	$203	$(376)

Total Futures Contracts				$(809)	$421	$(383)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$3,201	$(258)	$60	$(198)	$0	$0
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026	6,402	(610)	155	(455)	0	0

					$(868)	$215	$(653)	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300%	Semi-Annual	03/20/2028	JPY	190,000	$(4)	$14	$10	$0	$(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.550	Annual	09/14/2028		1,250,000	(15)	(40)	(55)	0	(6)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		613,200	(33)	55	22	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	12/15/2031		319,000	6	21	27	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.606	Annual	10/31/2025	$	29,300	(157)	(7)	(164)	0	(27)
Pay	1-Day USD-SOFR Compounded-OIS	4.611	Annual	10/31/2025		4,800	(26)	0	(26)	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		57,600	101	495	596	61	0
Receive	1-Day USD-SOFR Compounded-OIS	1.840	Semi-Annual	11/15/2028		10,600	(2)	1,094	1,092	20	0
Pay	1-Day USD-SOFR Compounded-OIS	2.300	Semi-Annual	11/15/2028		42,500	(561)	(2,928)	(3,489)	0	(77)
Receive	1-Day USD-SOFR Compounded-OIS	1.840	Semi-Annual	11/21/2028		5,700	(1)	586	585	11	0
Pay	1-Day USD-SOFR Compounded-OIS	2.340	Semi-Annual	11/21/2028		20,800	(262)	(1,402)	(1,664)	0	(39)
Pay	1-Day USD-SOFR Compounded-OIS	3.085	Annual	02/13/2034		16,800	(145)	(943)	(1,088)	0	(14)
Pay	1-Day USD-SOFR Compounded-OIS	1.975	Semi-Annual	11/15/2053		2,200	1	(756)	(755)	4	0
Receive	1-Day USD-SOFR Compounded-OIS	2.285	Semi-Annual	11/15/2053		8,700	546	1,954	2,500	0	(14)
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Semi-Annual	11/21/2053		1,200	0	(430)	(430)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	2.237	Semi-Annual	11/21/2053		4,200	261	980	1,241	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	2.865	Annual	02/13/2054		10,500	201	1,260	1,461	0	(22)
Receive(4)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		3,100	83	(39)	44	0	(6)
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR	100	0	(2)	(2)	0	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		1,700	(8)	(132)	(140)	1	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		4,100	(22)	(322)	(344)	3	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		1,900	(14)	(141)	(155)	2	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		3,800	(14)	(242)	(256)	3	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		1,700	(6)	(108)	(114)	2	0
Pay(4)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		60,800	1,268	113	1,381	348	0
Receive	6-Month EUR-EURIBOR	0.190	Annual	11/04/2052		3,700	229	1,581	1,810	0	(30)
Receive	6-Month EUR-EURIBOR	0.195	Annual	11/04/2052		3,900	2	1,901	1,903	0	(31)
Receive	6-Month EUR-EURIBOR	0.197	Annual	11/08/2052		8,700	542	3,698	4,240	0	(70)
Receive(4)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		12,700	(622)	(27)	(649)	0	(152)
Pay	CPTFEMU	3.520	Maturity	09/15/2024		1,100	(3)	(7)	(10)	0	0
Receive	CPTFEMU	3.130	Maturity	05/15/2027		900	0	11	11	1	0
Receive	CPTFEMU	2.975	Maturity	08/15/2027		3,700	15	(29)	(14)	2	0
Receive	CPTFEMU	2.359	Maturity	08/15/2030		3,600	20	70	90	4	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031		8,200	(56)	(1,640)	(1,696)	0	(6)
Receive	CPTFEMU	2.600	Maturity	05/15/2032		7,000	54	94	148	6	0
Receive	CPTFEMU	2.720	Maturity	06/15/2032		2,500	(23)	(1)	(24)	0	0
Receive	CPTFEMU	2.470	Maturity	07/15/2032		1,900	0	35	35	1	0
Pay	CPTFEMU	2.356	Maturity	11/15/2033		1,800	(3)	39	36	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	39

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPTFEMU	2.362%	Maturity	11/15/2033	EUR	1,100	$0	$23	$23	$0	$0
Pay	CPTFEMU	2.390	Maturity	11/15/2033		1,000	1	23	24	0	0
Receive	CPTFEMU	2.487	Maturity	05/15/2037		540	14	3	17	0	0
Pay	CPTFEMU	1.242	Maturity	08/15/2039		930	0	(277)	(277)	0	(2)
Pay	CPTFEMU	2.580	Maturity	03/15/2052		100	0	(5)	(5)	0	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052		500	(13)	(9)	(22)	2	0
Pay	CPTFEMU	2.550	Maturity	04/15/2052		700	1	(33)	(32)	1	0
Pay	CPTFEMU	2.421	Maturity	05/15/2052		350	0	(29)	(29)	1	0
Pay	CPTFEMU	2.590	Maturity	12/15/2052		1,000	0	25	25	4	0
Pay	CPTFEMU	2.680	Maturity	04/15/2053		900	1	60	61	3	0
Pay	CPTFEMU	2.700	Maturity	04/15/2053		600	4	41	45	2	0
Pay	CPTFEMU	2.763	Maturity	09/15/2053		1,000	3	94	97	3	0
Pay	CPTFEMU	2.682	Maturity	10/15/2053		300	0	21	21	1	0
Pay	CPTFEMU	2.736	Maturity	10/15/2053		400	4	32	36	1	0
Receive	CPTFEMU	2.547	Maturity	11/15/2053		400	(1)	(9)	(10)	0	(1)
Receive	CPTFEMU	2.620	Maturity	11/15/2053		300	0	(15)	(15)	0	(1)
Pay	CPURNSA	2.420	Maturity	08/24/2024	$	10,300	0	(78)	(78)	0	(44)
Receive	CPURNSA	2.767	Maturity	05/13/2026		3,000	0	237	237	3	0
Receive	CPURNSA	2.813	Maturity	05/14/2026		2,100	0	161	161	2	0
Receive	CPURNSA	2.703	Maturity	05/25/2026		4,320	1	350	351	4	0
Receive	CPURNSA	2.690	Maturity	06/01/2026		100	0	8	8	0	0
Receive	CPURNSA	1.797	Maturity	08/25/2027		8,900	0	1,354	1,354	4	0
Receive	CPURNSA	1.890	Maturity	08/27/2027		4,400	0	641	641	2	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		9,350	20	(914)	(894)	0	(1)
Pay	CPURNSA	2.352	Maturity	05/09/2028		3,130	0	(289)	(289)	0	(3)
Pay	CPURNSA	2.360	Maturity	05/09/2028		4,710	0	(432)	(432)	0	(5)
Pay	CPURNSA	2.364	Maturity	05/10/2028		4,860	0	(444)	(444)	0	(5)
Pay	CPURNSA	2.370	Maturity	06/06/2028		18,800	0	(1,734)	(1,734)	0	(17)
Pay	CPURNSA	2.379	Maturity	07/09/2028		3,400	(1)	(306)	(307)	0	(3)
Pay	CPURNSA	1.954	Maturity	06/03/2029		6,700	0	(927)	(927)	0	(7)
Pay	CPURNSA	1.997	Maturity	07/25/2029		6,900	5	(917)	(912)	0	(6)
Pay	CPURNSA	1.280	Maturity	05/19/2030		5,300	0	(1,077)	(1,077)	0	(6)
Receive	CPURNSA	2.311	Maturity	02/24/2031		25,600	21	2,835	2,856	14	0
Receive	ESTRON	3.475	Annual	02/26/2025	EUR	99,000	20	29	49	1	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		1,280	5	(155)	(150)	2	0

							$1,437	$3,092	$4,529	$521	$(613)

Total Swap Agreements							$569	$3,307	$3,876	$521	$(613)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$421	$521	$942	$(1)	$(383)	$(613)	$(997)

(h)

Securities with an aggregate market value of $1,292 and cash of $7,062 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

40	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

(i) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	NZD	209		$128	$3	$0

BOA	04/2024	DKK	28,075		4,081	20	0
	04/2024	IDR	567,896		36	0	0
	04/2024	KRW	35,289		26	0	0
	04/2024		$491	EUR	453	0	(3)
	05/2024	DKK	27,714		$4,042	27	0
	06/2024	KRW	2,656,833		2,042	65	0

BPS	04/2024	BRL	1,994		400	2	0
	04/2024	CNH	2,775		387	4	0
	04/2024	GBP	2,827		3,589	21	0
	04/2024	IDR	1,168,345		74	0	0
	04/2024	KRW	96,852		72	0	0
	04/2024		$400	BRL	1,994	0	(3)
	04/2024		141	CNH	1,025	0	0
	04/2024		615	DKK	4,215	0	(5)
	04/2024		3,484	JPY	526,657	0	(5)
	05/2024	BRL	1,994		$399	3	0
	05/2024	CNH	1,023		141	0	0
	05/2024	DKK	35,284		5,131	21	0
	05/2024	JPY	524,258		3,484	5	0
	06/2024	TWD	21,636		699	20	0
	06/2024		$105	IDR	1,659,218	0	(1)
	06/2024		136	INR	11,270	0	(1)
	06/2024		276	TWD	8,460	0	(11)

BRC	04/2024	CNH	3,866		$538	5	0
	04/2024	IDR	407,513		26	0	0
	05/2024	GBP	2,827		3,575	6	0
	06/2024	KRW	62,961		48	1	0
	06/2024	MXN	28		2	0	0
	06/2024		$39	INR	3,253	0	0

CBK	04/2024	CNH	3,079		$428	4	0
	06/2024	KRW	64,517		49	1	0
	06/2024		$49	IDR	778,599	0	0
	06/2024		21	INR	1,720	0	0

DUB	04/2024	BRL	367		$74	1	0
	04/2024	EUR	49,479		53,779	399	0
	04/2024	IDR	1,627,377		103	0	0
	04/2024		$73	BRL	367	0	0
	05/2024		1,593		7,937	0	(15)

FAR	04/2024		10,329	JPY	1,561,677	0	(12)
	05/2024	JPY	1,554,592		$10,329	12	0

GLM	06/2024	IDR	1,571,358		100	1	0
	06/2024		$364	MXN	6,139	1	0

JPM	04/2024	CAD	12,309		$9,123	35	0
	04/2024	KRW	69,112		51	0	0
	06/2024	IDR	791,356		50	1	0
	06/2024	KRW	64,252		50	2	0
	06/2024	TWD	83,382		2,711	96	0
	06/2024		$577	IDR	9,106,751	0	(4)
	06/2024		64	INR	5,277	0	(1)
	06/2024		2,253	MXN	38,251	20	0

MBC	04/2024	BRL	107		$22	0	0
	04/2024	CNH	5,732		798	8	0
	04/2024	IDR	195,877		12	0	0
	04/2024	JPY	1,079,803		7,205	72	0
	04/2024		$22	BRL	107	0	0
	04/2024		9,078	CAD	12,312	11	0
	05/2024	CAD	12,306		$9,078	0	(11)
	06/2024	KRW	341,113		265	11	0
	06/2024		$107	INR	8,921	0	0

MYI	04/2024	BRL	107		$22	0	0
	04/2024	CNH	2,661		372	5	0
	04/2024		$21	BRL	107	0	0
	04/2024		53,056	EUR	49,026	0	(164)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	41

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2024		$2,586	JPY	390,953	$0	$(3)
	05/2024	EUR	49,026		$53,120	167	0
	05/2024	JPY	389,174		2,586	3	0
	06/2024		$293	IDR	4,582,648	0	(5)
	06/2024		156	INR	12,914	0	(1)

RBC	04/2024	DKK	3,350		$488	4	0
	04/2024		$0	MXN	5	0	0
	06/2024		134		2,266	1	0

SCX	04/2024	CNH	11,594		$1,613	16	0
	04/2024	DKK	35,903		5,237	44	0
	04/2024		$126	NZD	209	0	(1)
	05/2024	NZD	209		$126	1	0
	06/2024	KRW	316,230		241	6	0
	06/2024		$205	IDR	3,234,956	0	(2)
	06/2024		1,564	INR	130,499	0	(4)

TOR	04/2024	JPY	1,400,091		$9,368	119	0

UAG	04/2024		$1,994	ZAR	37,339	0	(25)

Total Forward Foreign Currency Contracts						$1,244	$(277)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,300	$(287)	$(227)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	18,900	(137)	0

						$(424)	$(227)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.800%	04/16/2024	19,700	$(91)	$0

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.269	05/13/2024	20,100	(87)	(29)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.900	08/29/2025	4,000	(52)	(58)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.900	08/29/2025	4,000	(52)	(19)

GST	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.800	09/01/2025	22,800	(287)	(298)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.800	09/01/2025	22,800	(287)	(121)

							$(856)	$(525)

Total Written Options							$(1,280)	$(752)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYI	Receive	DWRTFT Index	8,525	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025	$106,658	$0	$(404)	$0	$(404)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	Equity Residential	190,731	5.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/07/2024	$	12,037	$0	$78	$78	$0
	Receive	Host Hotels & Resorts, Inc.	105,009	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/09/2024		2,172	0	11	11	0

JPM	Receive	Equinix, Inc.	37,964	5.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/24/2024		31,333	0	(148)	0	(148)

42	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Receive	Park Hotels and Resorts, Inc.	254,972	5.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/24/2024	$	4,459	$0	$45	$45	$0
	Receive	Realty Income Corp.	145,627	5.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/24/2024		7,878	0	4	4	0
	Receive	Prologis, Inc.	195,037	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/09/2024		25,398	0	(113)	0	(113)

MYI	Receive	Alexandria Real Estate Equities, Inc.	2,663	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		343	0	2	2	0
	Receive	American Homes 4 Rent	123,000	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		4,524	0	(20)	0	(20)
	Receive	American Tower Corp.	31,900	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		6,303	0	24	24	0
	Receive	Apartment Income REIT Corp.	15,502	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		503	0	(2)	0	(2)
	Receive	Equity LifeStyle Properties, Inc.	123,400	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		7,947	0	36	36	0
	Receive	First Industrial Realty Trust, Inc.	41,000	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		2,154	0	6	6	0
	Receive	Gaming and Leisure Properties, Inc.	54,000	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		2,488	0	31	31	0
	Receive	Invitation Homes, Inc.	288,000	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		10,256	0	38	38	0
	Receive	Prologis, Inc.	42,750	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		5,567	0	17	17	0
	Receive	Rexford Industrial Realty, Inc.	41,000	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		2,062	0	8	8	0
	Receive	SBA Communications Corp.	17,000	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		3,684	0	(15)	0	(15)
	Receive	Sun Communities, Inc.	14,000	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		1,800	0	5	5	0
	Receive	Alexandria Real Estate Equities, Inc.	23,342	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024		3,009	0	17	17	0
	Receive	Apartment Income REIT Corp.	104,521	5.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024		3,394	0	(14)	0	(14)
	Receive	Crown Castle, Inc.	10,000	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/12/2025		1,058	0	(3)	0	(3)
	Receive	Digital Realty Trust, Inc.	77,376	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/12/2025		11,145	0	(29)	0	(29)
	Receive	Extra Space Storage, Inc.	16,038	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/12/2025		2,358	0	20	20	0
	Receive	Prologis, Inc.	71,000	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/12/2025		9,246	0	43	43	0
	Receive	PSA Treasury Pte Ltd.	63,855	5.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/12/2025		18,522	0	(49)	0	(49)
	Receive	Simon Property Group, Inc.	97,414	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/12/2025		15,244	0	(40)	0	(40)
	Receive	Vici Properities, Inc.	128,600	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/12/2025		3,831	0	(10)	0	(10)

									$0	$(58)	$385	$(443)

Total Swap Agreements									$0	$(462)	$385	$(847)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
AZD	$3	$0	$0	$3	$0	$0	$0	$0	$3	$0	$3
BOA	112	0	89	201	(3)	0	0	(3)	198	(420)	(222)
BPS	76	0	0	76	(26)	0	0	(26)	50	0	50
BRC	12	0	0	12	0	0	0	0	12	0	12
CBK	5	0	0	5	0	0	0	0	5	0	5
DUB	400	0	0	400	(15)	0	0	(15)	385	0	385
FAR	12	0	0	12	(12)	0	0	(12)	0	0	0
GLM	2	0	0	2	0	(333)	0	(333)	(331)	0	(331)
GST	0	0	0	0	0	(419)	0	(419)	(419)	593	174
JPM	154	0	49	203	(5)	0	(261)	(266)	(63)	3,429	3,366

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	43

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
MBC	$102	$0	$0	$102	$(11)	$0	$0	$(11)	$91	$0	$91
MYI	175	0	247	422	(173)	0	(586)	(759)	(337)	780	443
RBC	5	0	0	5	0	0	0	0	5	0	5
SCX	67	0	0	67	(7)	0	0	(7)	60	0	60
TOR	119	0	0	119	0	0	0	0	119	0	119
UAG	0	0	0	0	(25)	0	0	(25)	(25)	0	(25)

Total Over the Counter	$1,244	$0	$385	$1,629	$(277)	$(752)	$(847)	$(1,876)

(j)

Securities with an aggregate market value of $4,802 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$421	$421
Swap Agreements	0	0	0	0	521	521

	$0	$0	$0	$0	$942	$942

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,244	$0	$1,244
Swap Agreements	0	0	385	0	0	385

	$0	$0	$385	$1,244	$0	$1,629

	$0	$0	$385	$1,244	$942	$2,571

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	26	0	0	0	357	383
Swap Agreements	0	0	0	0	613	613

	$26	$0	$0	$0	$971	$997

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$277	$0	$277
Written Options	0	0	0	0	752	752
Swap Agreements	0	0	847	0	0	847

	$0	$0	$847	$277	$752	$1,876

	$26	$0	$847	$277	$1,723	$2,873

44	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$68	$68
Futures	(85)	0	0	0	1,917	1,832
Swap Agreements	0	(233)	0	0	(6,028)	(6,261)

	$(85)	$(233)	$0	$0	$(4,043)	$(4,361)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,035	$0	$2,035
Purchased Options	0	0	0	0	(499)	(499)
Written Options	0	0	0	0	950	950
Swap Agreements	0	0	10,198	0	0	10,198

	$0	$0	$10,198	$2,035	$451	$12,684

	$(85)	$(233)	$10,198	$2,035	$(3,592)	$8,323

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$109	$109
Futures	(40)	0	0	0	5,998	5,958
Swap Agreements	0	(405)	0	0	5,436	5,031

	$(40)	$(405)	$0	$0	$11,543	$11,098

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,300	$0	$3,300
Purchased Options	0	0	0	0	(993)	(993)
Written Options	0	0	0	0	2,402	2,402
Swap Agreements	0	0	146	0	0	146

	$0	$0	$146	$3,300	$1,409	$4,855

	$(40)	$(405)	$146	$3,300	$12,952	$15,953

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$10,011	$0	$10,011
Industrials	0	154	0	154
U.S. Government Agencies	0	79,211	0	79,211
U.S. Treasury Obligations	0	617,550	0	617,550
Non-Agency Mortgage-Backed Securities	0	9,006	126	9,132
Asset-Backed Securities	0	89,708	8	89,716
Sovereign Issues	0	55,193	0	55,193
Common Stocks
Consumer Discretionary	4,650	0	0	4,650
Real Estate	3,178	0	0	3,178
Preferred Securities
Banking & Finance	0	902	0	902
Real Estate Investment Trusts
Real Estate	217,809	0	0	217,809
Short-Term Instruments
Repurchase Agreements	0	635	0	635
Short-Term Notes	0	17	0	17

	$225,637	$862,387	$134	$1,088,158

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$39	$0	$0	$39

Total Investments	$225,676	$862,387	$134	$1,088,197

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	147	795	0	942
Over the counter	0	1,629	0	1,629

	$147	$2,424	$0	$2,571

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(218)	(779)	0	(997)
Over the counter	0	(1,876)	0	(1,876)

	$(218)	$(2,655)	$0	$(2,873)

Total Financial Derivative Instruments	$(71)	$(231)	$0	$(302)

Totals	$225,605	$862,156	$134	$1,087,895

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	45

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 144.5%

CORPORATE BONDS & NOTES 1.8%

BANKING & FINANCE 1.8%

Ambac Assurance Corp.
5.100% due 12/31/2099 (f)		$28	$40

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	8,200	922
1.500% due 10/01/2050		75,809	8,686
1.500% due 10/01/2053		26,535	2,957
2.000% due 10/01/2053		791	94
2.500% due 10/01/2047		1	0

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2053		1,412	158
1.500% due 10/01/2053		11,129	1,233
2.000% due 10/01/2053		2,998	357

Nykredit Realkredit AS
1.000% due 10/01/2053		9	1
1.500% due 10/01/2052		33,938	3,959
1.500% due 10/01/2053		897	90
2.500% due 10/01/2047		2	0
3.000% due 10/01/2053		28,867	3,905

Realkredit Danmark AS
1.500% due 10/01/2053		31,976	3,732
2.000% due 10/01/2053		510	57
2.500% due 04/01/2047		8	1
3.000% due 10/01/2053		39,216	5,307

UBS Group AG
4.932% (EUR003M + 1.000%) due 01/16/2026 ~	EUR	200	217
7.750% due 03/01/2029 •		100	123

			31,839

INDUSTRIALS 0.0%

VMware, Inc.
3.900% due 08/21/2027		$200	192

UTILITIES 0.0%

Petrobras Global Finance BV
7.250% due 03/17/2044		424	436

Total Corporate Bonds & Notes (Cost $40,539)			32,467

U.S. GOVERNMENT AGENCIES 28.3%

Ginnie Mae
6.246% due 08/20/2068 •		906	893

Ginnie Mae, TBA
3.500% due 04/01/2054		94,900	86,362

Uniform Mortgage-Backed Security
4.000% due 08/01/2052 - 04/01/2054		977	907
4.500% due 09/01/2052 - 11/01/2052		2,922	2,784

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054		59,890	55,491
4.500% due 04/01/2054 - 05/01/2054		194,200	184,987
5.000% due 05/01/2054		39,200	38,261
5.500% due 05/01/2054		29,900	29,754
6.000% due 05/01/2054		81,700	82,434
6.500% due 04/01/2054		26,400	26,975

Total U.S. Government Agencies (Cost $509,656)			508,848

U.S. TREASURY OBLIGATIONS 60.0%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 10/15/2024 (i)(k)		46,357	46,072
0.125% due 04/15/2025 (k)		19,220	18,746
0.125% due 10/15/2025 (i)		26,859	26,072
0.125% due 04/15/2026 (k)		11,994	11,488
0.125% due 07/15/2026		20,287	19,448
0.125% due 07/15/2026 (k)		8,696	8,337

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 10/15/2026 (i)	$57,326	$54,699
0.125% due 04/15/2027	11,358	10,704
0.125% due 01/15/2030 (k)	7,191	6,512
0.125% due 07/15/2030 (m)	25,750	23,208
0.125% due 01/15/2031	14,025	12,484
0.125% due 07/15/2031 (i)	159,405	141,096
0.125% due 01/15/2032 (i)	40,047	35,004
0.125% due 02/15/2051	8,859	5,304
0.125% due 02/15/2052	8,419	4,964
0.250% due 07/15/2029 (i)	57,007	52,584
0.250% due 02/15/2050 (i)	7,316	4,626
0.375% due 07/15/2025 (k)	11,833	11,576
0.375% due 01/15/2027 (k)	14,527	13,860
0.375% due 07/15/2027	29,347	27,931
0.500% due 01/15/2028 (i)	49,255	46,620
0.625% due 01/15/2026 (k)(m)	7,657	7,438
0.625% due 01/15/2026	49,561	48,144
0.625% due 07/15/2032	51,686	46,893
0.625% due 02/15/2043	9,362	7,198
0.750% due 07/15/2028 (i)	36,805	35,171
0.750% due 02/15/2042	12,637	10,098
0.750% due 02/15/2045	26,661	20,489
0.875% due 01/15/2029	79	76
0.875% due 02/15/2047	28,027	21,638
1.000% due 02/15/2046	23,243	18,632
1.000% due 02/15/2048	13,883	10,947
1.000% due 02/15/2049	11,887	9,325
1.250% due 04/15/2028	33,412	32,465
1.375% due 07/15/2033 (i)	31,577	30,323
1.375% due 02/15/2044	24,941	21,900
1.625% due 10/15/2027 (k)	23,422	23,202
1.750% due 01/15/2034	37,318	36,864
2.000% due 01/15/2026 (k)(m)	5,713	5,688
2.125% due 02/15/2040 (m)	5,093	5,161
2.125% due 02/15/2041	8,871	8,996
2.125% due 02/15/2054	8,440	8,541
2.375% due 01/15/2025	50,908	50,862
2.375% due 10/15/2028 (i)	25,068	25,657
2.500% due 01/15/2029 (k)(m)	5,946	6,111
2.500% due 01/15/2029 (k)	4,668	4,797
3.375% due 04/15/2032 (m)	52	58

Total U.S. Treasury Obligations (Cost $1,190,744)		1,078,009

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%

Alliance Bancorp Trust
5.924% due 07/25/2037 •	462	389

Banc of America Alternative Loan Trust
5.750% due 12/25/2035 «•	347	282
6.000% due 06/25/2046 «	256	215

Banc of America Mortgage Trust
4.571% due 06/25/2035 ~	40	35
5.112% due 08/25/2035 ~	44	41
5.212% due 11/25/2035 «~	49	43

BCAP LLC Trust
4.519% due 04/26/2036 ~	211	181

Bear Stearns Adjustable Rate Mortgage Trust
4.300% due 07/25/2036 ~	95	83

Citigroup Mortgage Loan Trust
5.500% due 08/25/2034	755	715

Countrywide Alternative Loan Trust
4.390% due 10/25/2035 «~	7	6
5.500% due 11/25/2035	25	20
5.500% due 01/25/2036 «	141	79
5.638% due 12/20/2046 •	128	110
6.000% due 08/25/2036 •	75	43
6.000% due 04/25/2037	797	591
6.250% due 11/25/2036	62	47

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 03/25/2037	474	224
6.000% due 05/25/2037	330	144
6.000% due 07/25/2037	947	435
6.024% due 04/25/2035 •	158	143

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.744% due 04/25/2037 •	359	244
6.800% due 07/25/2036 þ	159	132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037		$50	$20

Grifonas Finance PLC
4.181% due 08/28/2039 •	EUR	173	182

GS Mortgage Securities Corp. Trust
8.726% due 08/15/2039 •		$2,700	2,716

GSR Mortgage Loan Trust
5.063% due 09/25/2035 ~		6	6
6.000% due 11/25/2035		314	122

IndyMac IMSC Mortgage Loan Trust
5.804% due 07/25/2047 •		334	225

Lehman Mortgage Trust
5.029% due 01/25/2036 ~		115	106

MASTR Alternative Loan Trust
5.844% due 03/25/2036 •		414	44

Morgan Stanley Mortgage Loan Trust
7.220% due 06/25/2036 ~		39	37

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		1,781	1,716

New York Mortgage Trust
4.967% due 05/25/2036 ~		46	39

One Market Plaza Trust
3.614% due 02/10/2032		1,109	1,025

Residential Asset Securitization Trust
5.500% due 05/25/2035 •		334	211
5.750% due 02/25/2036		172	62
5.844% due 01/25/2046 •		881	253
6.250% due 11/25/2036		166	61
6.500% due 06/25/2037		11,581	2,588

Sequoia Mortgage Trust
5.843% due 07/20/2036 •		540	466

Structured Asset Mortgage Investments Trust
5.864% due 05/25/2036 •		178	115
5.884% due 05/25/2036 •		274	213
6.004% due 02/25/2036 •		219	179

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	1,072	1,353

Towd Point Mortgage Trust
2.750% due 10/25/2057 ~		$1,522	1,472

WaMu Mortgage Pass-Through Certificates Trust
4.019% due 11/25/2036 ~		222	188
4.174% due 02/25/2037 ~		36	30
4.608% due 10/25/2035 ~		489	433
5.880% due 09/25/2033 «~		2	2

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036		264	189

Total Non-Agency Mortgage-Backed Securities (Cost $23,604)			18,255

ASSET-BACKED SECURITIES 11.2%

522 Funding CLO Ltd.
6.619% due 10/20/2031 •		484	486

Allegro CLO Ltd.
6.741% due 10/16/2031 •		2,038	2,040

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.224% due 05/25/2034 •		218	217

Arbor Realty Commercial Real Estate Notes Ltd.
6.769% due 01/15/2037 •		5,000	4,980

Ares CLO Ltd.
6.446% due 01/15/2029 •		172	172

Ares European CLO DAC
4.552% due 04/15/2030 •	EUR	706	759

Argent Securities Trust
5.764% due 05/25/2036 •		$1,444	354

Atlas Senior Loan Fund Ltd.
6.666% due 01/15/2031 •		499	499

Bain Capital Euro CLO DAC
5.070% due 01/24/2033 •	EUR	600	646

Barings CLO Ltd.
6.569% due 01/20/2031 •		$1,701	1,705
6.649% due 01/20/2032 •		4,600	4,608

46	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BDS Ltd.
7.126% due 03/19/2039 •		$7,300	$7,273

Bear Stearns Asset-Backed Securities Trust
6.074% due 02/25/2036 •		1,697	1,692

Benefit Street Partners CLO Ltd.
6.526% due 10/15/2030 •		2,513	2,513
6.608% due 01/17/2032 •		1,300	1,300
6.656% due 07/15/2032 •		1,000	1,000

Capital Four U.S. CLO Ltd.
7.494% due 01/20/2037 •		1,200	1,209

Carlyle Euro CLO DAC
4.531% due 08/15/2030 •	EUR	5,574	6,006

Carlyle Global Market Strategies CLO Ltd.
6.631% due 07/27/2031 •		$427	427

Carlyle Global Market Strategies Euro CLO DAC
4.651% due 11/15/2031 •	EUR	1,197	1,284

Carlyle U.S. CLO Ltd.
6.579% due 04/20/2031 •		$240	241
6.756% due 01/15/2030 •		458	459

CBAM Ltd.
6.598% due 04/17/2031 •		723	724
6.699% due 04/20/2032 •		2,400	2,401
6.829% due 07/20/2030 •		812	813

Cedar Funding CLO Ltd.
6.678% due 07/17/2031 •		832	834

CIFC Funding Ltd.
6.530% due 10/24/2030 •		229	228
6.560% due 04/18/2031 •		2,849	2,855
6.778% due 10/17/2031 •		600	602

Citigroup Mortgage Loan Trust
5.524% due 01/25/2037 •		216	155
5.939% due 10/25/2036 •		2,300	2,224

Contego CLO DAC
4.598% due 01/23/2030 •	EUR	1,195	1,285

Countrywide Asset-Backed Certificates Trust
5.584% due 07/25/2037 •		$255	231
5.644% due 09/25/2037 •		67	59
5.805% due 04/25/2036 ~		41	36
5.904% due 05/25/2037 •		840	765
5.944% due 03/25/2037 •		1,831	1,747
6.644% due 10/25/2035 •		1,149	1,129

CQS U.S. CLO Ltd.
7.168% due 07/20/2031 •		1,342	1,346

Crestline Denali CLO Ltd.
6.717% due 10/23/2031 •		1,663	1,663

CSAB Mortgage-Backed Trust
6.672% due 06/25/2036 þ		367	105

CVC Cordatus Loan Fund DAC
4.681% due 08/15/2032 •	EUR	469	504

Denali Capital CLO Ltd.
6.626% due 04/15/2031 •		$394	394

Dryden CLO Ltd.
6.530% due 04/18/2031 •		471	472
6.579% due 05/15/2031 •		852	853

Dryden Euro CLO DAC
4.908% due 01/17/2033 •	EUR	1,000	1,072

Elevation CLO Ltd.
6.536% due 10/25/2030 •		$3,389	3,390

First Franklin Mortgage Loan Trust
6.149% due 11/25/2036 •		2,063	1,967

Fremont Home Loan Trust
5.714% due 10/25/2036 •		179	157
5.744% due 10/25/2036 •		4,170	1,698
5.924% due 10/25/2036 •		2,292	933

GoldenTree Loan Management EUR CLO DAC
4.870% due 01/20/2032 •	EUR	3,000	3,216

GoldenTree Loan Management U.S. CLO Ltd.
6.489% due 11/20/2030 •		$361	361

Halseypoint CLO Ltd.
6.679% due 07/20/2031 •		502	503
7.029% due 11/30/2032 •		600	600

Harvest CLO DAC
4.785% due 11/18/2030 •	EUR	1,011	1,088

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Asset Trust
6.119% due 02/25/2036 •		$2,896	$2,795

Home Equity Mortgage Loan Asset-Backed Trust
5.664% due 04/25/2037 •		282	212

HSI Asset Securitization Corp. Trust
5.744% due 07/25/2036 •		4,898	2,150

ICG U.S. CLO Ltd.
6.659% due 07/22/2031 •		954	956

IndyMac INDB Mortgage Loan Trust
5.584% due 07/25/2036 •		733	233

JP Morgan Mortgage Acquisition Trust
5.654% due 10/25/2036 •		34	33

KKR CLO Ltd.
6.756% due 01/15/2031 •		1,300	1,302

LCM LP
6.441% due 07/19/2027 •		3	3
6.619% due 07/20/2031 •		1,607	1,606

LCM Ltd.
6.418% due 07/20/2030 •		760	762

Lehman XS Trust
4.854% due 06/25/2036 þ		541	505
5.764% due 05/25/2036 •		580	497

LoanCore Issuer Ltd.
6.740% due 07/15/2036 •		526	523
6.869% due 01/17/2037 •		2,200	2,181

Long Beach Mortgage Loan Trust
6.044% due 01/25/2036 •		1,161	1,015

Madison Park Euro Funding DAC
4.742% due 07/15/2032 •	EUR	5,600	6,011

Madison Park Funding Ltd.
0.000% due 07/29/2030 ~		$283	283
0.000% due 10/18/2030 «•(a)		1,000	1,001
6.326% due 04/15/2029 •		1,463	1,464

Magnetite Ltd.
6.449% due 11/15/2028 •		1,915	1,916

Man GLG Euro CLO DAC
4.812% due 01/15/2030 •	EUR	78	84

MASTR Asset-Backed Securities Trust
5.924% due 06/25/2036 •		$207	76
6.014% due 01/25/2036 •		1,913	1,882

MF1 LLC
7.476% due 06/19/2037 •		2,500	2,503

Morgan Stanley ABS Capital, Inc. Trust
5.514% due 10/25/2036 •		1,477	641
5.554% due 10/25/2036 •		17	9
5.574% due 10/25/2036 •		803	701
5.664% due 10/25/2036 •		1,822	791
5.744% due 06/25/2036 •		1,164	611

Morgan Stanley Mortgage Loan Trust
5.904% due 02/25/2037 •		148	31
6.226% due 10/25/2036 þ		182	55

Mountain View CLO Ltd.
6.696% due 07/15/2031 •		851	850

Neuberger Berman CLO Ltd.
6.490% due 10/18/2029 •		1,106	1,109

NovaStar Mortgage Funding Trust
5.784% due 11/25/2036 •		149	47

Oaktree CLO Ltd.
6.689% due 04/22/2030 •		450	450

OCP Euro CLO DAC
4.762% due 01/15/2032 •	EUR	7,270	7,833

Octagon Investment Partners Ltd.
6.536% due 04/16/2031 •		$1,377	1,377
6.568% due 02/14/2031 •		6,100	6,114

OSD CLO Ltd.
6.448% due 04/17/2031 •		5,331	5,341

OZLM Ltd.
6.658% due 04/17/2031 •		751	751
6.829% due 10/30/2030 •		124	124

Palmer Square CLO Ltd.
6.578% due 10/17/2031 •		3,048	3,056

Palmer Square European Loan Funding DAC
4.992% due 10/15/2031 •	EUR	1,053	1,133

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square Loan Funding Ltd.
6.376% due 10/15/2029 •		$1,921	$1,920
6.381% due 05/20/2029 •		1,533	1,532

RAAC Trust
6.144% due 02/25/2046 •		31	31

Rad CLO Ltd.
6.700% due 07/24/2032 •		6,400	6,405

Regatta Funding Ltd.
6.828% due 10/17/2030 •		2,351	2,357

Renaissance Home Equity Loan Trust
6.544% due 09/25/2037 •		5,118	2,167

Residential Asset Securities Corp. Trust
5.694% due 11/25/2036 •		3,253	2,840
5.924% due 08/25/2036 •		473	435

Rockford Tower Europe CLO DAC
0.000% due 04/24/2037 •(a)	EUR	2,700	2,913

Securitized Asset-Backed Receivables LLC Trust
5.764% due 07/25/2036 •		$1,930	682
5.884% due 10/25/2036 •		10,356	3,530
5.944% due 05/25/2036 •		739	396

Sound Point CLO Ltd.
6.477% due 01/23/2029 •		109	109
6.710% due 04/18/2031 •		1,555	1,556

Soundview Home Loan Trust
5.564% due 11/25/2036 •		119	35
5.849% due 12/25/2036 •		1,256	1,225
6.004% due 05/25/2036 •		220	212

Specialty Underwriting & Residential Finance Trust
5.764% due 09/25/2037 •		8,577	4,365

Starwood Commercial Mortgage Trust
6.520% due 07/15/2038 •		57	57

Stratus CLO Ltd.
6.479% due 12/28/2029 •		3,191	3,184

Structured Asset Investment Loan Trust
6.164% due 10/25/2035 •		1,396	1,351

Structured Asset Securities Corp. Mortgage Loan Trust
6.940% due 04/25/2035 •		7	7

Symphony Static CLO Ltd.
6.416% due 10/25/2029 •		610	610

TCW CLO Ltd.
6.556% due 04/25/2031 •		1,128	1,128

TIAA CLO Ltd.
6.779% due 07/20/2031 •		542	543

Toro European CLO DAC
4.682% due 10/15/2030 •	EUR	473	510
4.711% due 02/15/2034 •		5,600	5,990
4.856% due 01/12/2032 •		3,800	4,089

TPG Real Estate Finance Issuer Ltd.
6.969% due 02/15/2039 •		$1,700	1,687

Venture CLO Ltd.
6.456% due 04/15/2027 •		109	109
6.479% due 10/20/2028 •		192	192
6.629% due 08/28/2029 •		70	70

Vibrant CLO Ltd.
6.699% due 07/20/2032 •		4,500	4,507

Voya CLO Ltd.
0.000% due 07/20/2032 •(a)		500	500
6.556% due 06/07/2030 •		1,062	1,063
6.636% due 04/15/2031 •		703	703
6.676% due 07/14/2031 •		594	593
6.786% due 10/15/2030 •		1,512	1,515

Wellfleet CLO Ltd.
6.469% due 07/20/2029 •		127	127
6.749% due 07/20/2032 •		2,197	2,201

Wind River CLO Ltd.
6.656% due 07/15/2031 •		800	800

Total Asset-Backed Securities (Cost $207,917)			201,543

SOVEREIGN ISSUES 13.1%

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (d)	ARS	10,019	14

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	47

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (d)	BRL	67,800	$13,200
0.000% due 10/01/2024 (d)		20,100	3,819

France Government International Bond
0.100% due 03/01/2026 (e)	EUR	19,567	20,938
0.100% due 07/25/2031 (e)		13,378	14,143
0.100% due 07/25/2038 (e)		115	115
0.250% due 07/25/2024 (e)		49,205	53,615

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (e)		3,213	3,282
1.400% due 05/26/2025 (e)		42,007	44,871
1.800% due 05/15/2036		1,194	1,294

Japan Government International Bond
0.100% due 03/10/2028	JPY	3,352,227	23,252
0.100% due 03/10/2029		7,997,707	55,711

Peru Government International Bond
6.150% due 08/12/2032	PEN	1,000	253

Russia Government International Bond
4.250% due 06/23/2027		$200	150
4.750% due 05/27/2026		200	165
5.250% due 06/23/2047		600	337

Total Sovereign Issues (Cost $259,097)			235,159

		SHARES
COMMON STOCKS 0.2%

CONSUMER DISCRETIONARY 0.1%

Capri Holdings Ltd. (b)		5,200	236

Hilton Worldwide Holdings, Inc.		2,330	497

Marriott International, Inc. ‘A’		1,820	459

			1,192

ENERGY 0.1%

Hess Corp.		2,800	427

Pioneer Natural Resources Co.		1,800	473

			900

FINANCIALS 0.0%

Discover Financial Services		1,800	236

HEALTH CARE 0.0%

Amedisys, Inc. (b)		2,400	221

Cerevel Therapeutics Holdings, Inc. (b)		7,700	325

MorphoSys AG (b)		1,538	112

			658

INFORMATION TECHNOLOGY 0.0%

Altium Ltd.		3,847	163

Ansys, Inc. (b)		800	278

			441

MATERIALS 0.0%

United States Steel Corp.		7,800	318

REAL ESTATE 0.0%

Howard Hughes Holdings, Inc. (b)		9,042	657

Total Common Stocks (Cost $4,236)			4,402

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Bank of America Corp.
5.875% due 03/15/2028 •(f)	670,000	$659

Total Preferred Securities (Cost $670)		659

REAL ESTATE INVESTMENT TRUSTS 5.0%

REAL ESTATE 5.0%

Alexandria Real Estate Equities, Inc.	8,089	1,043

American Assets Trust, Inc.	13,786	302

American Homes 4 Rent ‘A’	79,200	2,913

American Tower Corp.	7,794	1,540

Americold Realty Trust, Inc.	52,015	1,296

Apartment Income REIT Corp.	25,938	842

AvalonBay Communities, Inc.	18,899	3,507

Boston Properties, Inc.	5,536	362

Brixmor Property Group, Inc.	12,292	288

Camden Property Trust	12,673	1,247

COPT Defense Properties	32,844	794

Crown Castle, Inc.	7,761	821

CubeSmart	7,134	323

DiamondRock Hospitality Co.	78,548	755

Digital Realty Trust, Inc.	31,400	4,523

Equinix, Inc.	8,790	7,255

Equity LifeStyle Properties, Inc.	33,821	2,178

Equity Residential	44,354	2,799

Essex Property Trust, Inc.	4,981	1,219

Extra Space Storage, Inc.	6,557	964

First Industrial Realty Trust, Inc.	40,550	2,130

Gaming & Leisure Properties, Inc.	45,247	2,084

Healthpeak Properties, Inc.	40,088	752

Highwoods Properties, Inc.	21,500	563

Host Hotels & Resorts, Inc.	47,874	990

InvenTrust Properties Corp.	13,283	341

Invitation Homes, Inc.	109,328	3,893

Kilroy Realty Corp.	10,647	388

Kimco Realty Corp.	22,944	450

Mid-America Apartment Communities, Inc.	4,732	623

National Storage Affiliates Trust	6,112	239

Park Hotels & Resorts, Inc.	57,514	1,006

Prologis, Inc.	73,566	9,580

Public Storage	15,323	4,445

Realty Income Corp.	42,543	2,302

Regency Centers Corp.	20,237	1,226

Retail Opportunity Investments Corp.	50,248	644

Rexford Industrial Realty, Inc.	23,046	1,159

RLJ Lodging Trust	134,389	1,588

Ryman Hospitality Properties, Inc.	13,200	1,526

SBA Communications Corp.	7,050	1,528

Simon Property Group, Inc.	34,581	5,412

SITE Centers Corp.	30,480	446

Sun Communities, Inc.	15,041	1,934

Sunstone Hotel Investors, Inc.	78,973	880

Terreno Realty Corp.	8,311	552

UDR, Inc.	26,249	982

Ventas, Inc.	9,768	425

VICI Properties, Inc.	99,097	2,952

Welltower, Inc.	27,100	2,532

WP Carey, Inc.	7,204	407

Total Real Estate Investment Trusts (Cost $73,065)		88,950

	OUNCES	MARKET VALUE (000S)
COMMODITIES 16.7%

Gold Warehouse Receipts	135,500	$299,174

Total Commodities (Cost $229,043)		299,174

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.2%

COMMERCIAL PAPER 1.2%

Alimentation Couche-Tard, Inc.
5.540% due 04/12/2024	$300	299
5.540% due 04/17/2024	250	249
5.560% due 04/04/2024	250	250
5.560% due 04/11/2024	250	249
5.560% due 04/16/2024	500	499

Amcor Flexibles North America, Inc.
5.520% due 04/15/2024	250	249

American Electric Power Co., Inc.
5.500% due 04/02/2024	250	250
5.560% due 04/22/2024	900	897
5.560% due 05/15/2024	250	248
5.580% due 05/01/2024	250	249

Arrow Electronics, Inc.
5.750% due 04/04/2024	250	250

AT&T, Inc.
5.520% due 04/18/2024	1,050	1,047
5.520% due 04/19/2024	250	249

Bacardi Martini BV
5.700% due 04/18/2024	250	249
5.900% due 04/17/2024	250	249

Campbell Soup Co.
5.630% due 04/03/2024	250	250

Constellation Energy Generation LLC
5.500% due 04/02/2024	500	500

Crown Castle, Inc.
5.830% due 04/16/2024	250	249
5.830% due 04/30/2024	250	249
5.850% due 05/02/2024	500	497

CVS Health Corp.
5.570% due 04/01/2024	250	250
5.600% due 04/01/2024	500	500

Dominion Energy, Inc.
5.600% due 04/23/2024	900	896
5.600% due 04/29/2024	250	249

Duke Energy Corp.
5.500% due 05/07/2024	250	248

Enbridge U.S., Inc.
5.520% due 04/05/2024	250	250
5.530% due 04/15/2024	500	499

Entergy Corp.
5.530% due 04/26/2024	250	249
5.600% due 05/02/2024	250	249
5.600% due 07/02/2024	250	246

Eversource Energy
5.600% due 04/03/2024	250	250
5.600% due 04/04/2024	250	250
5.620% due 04/01/2024	250	250
5.630% due 04/15/2024	250	249
5.630% due 04/17/2024	250	249
5.630% due 04/23/2024	250	249

Keurig Dr Pepper, Inc.
5.480% due 04/04/2024	250	250
5.520% due 04/17/2024	750	748
5.550% due 04/22/2024	450	448

L3Harris Technologies, Inc.
5.520% due 04/17/2024	250	249
5.600% due 04/01/2024	250	250
5.650% due 04/10/2024	250	249

National Grid North America, Inc.
5.520% due 04/18/2024	250	249
5.520% due 04/26/2024	250	249

NextEra Energy Capital Holdings, Inc.
5.570% due 04/25/2024	500	498
5.570% due 04/26/2024	250	249

48	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.600% due 05/06/2024	$250	$248
5.600% due 05/07/2024	250	248
5.600% due 05/08/2024	250	248

Penske Truck Leasing Co. LP
5.500% due 04/12/2024	400	399
5.580% due 04/11/2024	250	249

Phillips 66
5.550% due 04/02/2024	1,850	1,849
5.550% due 04/04/2024	350	350

Rogers Communications, Inc.
5.640% due 04/11/2024	250	249

Southern California Edison Co.
5.530% due 04/11/2024	250	249

Southern Co.
5.550% due 04/23/2024	250	249
5.550% due 04/24/2024	250	249

VW Credit, Inc.
5.550% due 04/18/2024	350	349
5.550% due 04/25/2024	250	249

		20,985

REPURCHASE AGREEMENTS (h) 5.9%
		105,604

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	30,648	$32

U.S. TREASURY BILLS 0.1%
1.958% due 05/02/2024 - 06/13/2024 (c)(d)(m)		$2,455	2,433

Total Short-Term Instruments (Cost $129,068)			129,054

Total Investments in Securities (Cost $2,667,243)			2,596,520

		SHARES
INVESTMENTS IN AFFILIATES 7.1%

MUTUAL FUNDS 6.3% (g)

PIMCO Emerging Markets Currency and Short-Term Investments Fund		15,326,437	113,109

Total Mutual Funds (Cost $131,544)			113,109

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%

PIMCO Short-Term Floating NAV Portfolio III	1,562,324	$15,197

Total Short-Term Instruments (Cost $15,197)		15,197

Total Investments in Affiliates (Cost $146,741)		128,306

Total Investments 151.6% (Cost $2,813,984)		$2,724,826

Financial Derivative Instruments (j)(l) 0.1% (Cost or Premiums, net $(856))		1,148

Other Assets and Liabilities, net (51.7)%		(928,682)

Net Assets 100.0%		$1,797,292

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.400%	03/28/2024	04/01/2024	$48,900	U.S. Treasury Floating Rate Notes 5.500% due 01/31/2025	$(49,511)	$48,900	$48,929
BPS	5.400	04/01/2024	04/02/2024	48,300	U.S. Treasury Notes 1.125% due 08/31/2028	(49,323)	48,300	48,300
	5.450	04/01/2024	04/02/2024	100	U.S. Treasury Notes 2.625% due 02/15/2029	(102)	100	100
DEU	5.390	03/28/2024	04/01/2024	7,100	U.S. Treasury Bonds 4.000% due 11/15/2052	(7,250)	7,100	7,104
FICC	2.600	03/28/2024	04/01/2024	1,204	U.S. Treasury Notes 5.000% due 09/30/2025	(1,228)	1,204	1,205

Total Repurchase Agreements						$(107,414)	$105,604	$105,638

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	49

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	5.420%	03/19/2024	04/09/2024	$(8,747)	$(8,765)
BSN	5.420	03/07/2024	04/18/2024	(266,208)	(267,210)
DEU	5.420	03/04/2024	04/08/2024	(24,645)	(24,749)
	5.420	03/08/2024	04/18/2024	(1,842)	(1,849)
NOM	5.420	04/03/2024	04/24/2024	(86,609)	(86,609)
	5.430	03/06/2024	04/03/2024	(86,362)	(86,700)
RCY	5.400	03/13/2024	04/10/2024	(6,834)	(6,853)

Total Reverse Repurchase Agreements					$(482,735)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$48,929	$(8,765)	$0	$40,164	$(40,662)	$(498)
BPS	48,400	0	0	48,400	(49,425)	(1,025)
BSN	0	(267,210)	0	(267,210)	267,107	(103)
DEU	7,104	(26,598)	0	(19,494)	19,263	(231)
FICC	1,205	0	0	1,205	(1,228)	(23)
NOM	0	(173,309)	0	(173,309)	86,464	(86,845)
RCY	0	(6,853)	0	(6,853)	6,825	(28)

Total Borrowings and Other Financing Transactions	$105,638	$(482,735)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(396,126)	$0	$0	$(396,126)

Total Borrowings	$0	$(396,126)	$0	$0	$(396,126)

Payable for reverse repurchase agreements(4)					$(396,126)

(i)	Securities with an aggregate market value of $395,758 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(400,021) at a weighted average interest rate of 5.344%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(86,609) is outstanding at period end.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT Call - CBOT Corn December 2024 Futures	$600.000	11/22/2024	141	$705	$74	$55
Call - CBOT Call - CBOT Corn July 2024 Futures	600.000	06/21/2024	570	2,850	160	32
Put - NYMEX Put - NYMEX Crude Oil June 2024 Futures	76.000	05/16/2024	54	54	62	45

					$296	$132

50	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

FUTURE STYLED COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - ICE Call - ICE Brent Crude September 2024 Futures	$70.000	07/26/2024	82	$82	$268	$62
Put - ICE Put - ICE Brent Crude July 2024 Futures	75.000	05/28/2024	65	65	171	30
Put - ICE Put - ICE Brent Crude September 2024 Futures	65.000	07/26/2024	82	82	179	34

					$618	$126

Total Purchased Options					$914	$258

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT Put - CBOT Corn December 2024 Futures	$400.000	11/22/2024	141	$705	$(52)	$(40)
Call - NYMEX Call - NYMEX Crude June 2024 Futures	86.000	05/16/2024	54	54	(56)	(78)
Call - NYMEX Call - NYMEX Crude June 2024 Futures	83.000	05/16/2024	22	22	(45)	(56)
Put - NYMEX Put - NYMEX Crude June 2024 Futures	65.000	05/16/2024	22	22	(64)	(2)

					$(217)	$(176)

FUTURE STYLED COMMODITY OPTIONS(1)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - ICE Call - ICE Brent Crude July 2024 Futures	$86.000	05/28/2024	65	$65	$(174)	$(207)
Call - ICE Call - ICE Brent Crude September 2024 Futures	85.000	07/26/2024	82	82	(258)	(356)
Call - ICE Call - ICE Brent Crude September 2024 Futures	90.000	07/26/2024	82	82	(237)	(198)

					$(669)	$(761)

FUTURE STYLED OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS(1)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - ICE 3-Month Euribor April 2024 Futures	$96.750	04/12/2024	1,217	$3,043	$(821)	$(8)

Total Written Options					$(1,707)	$(945)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum September Futures	09/2024	1	$	59	$1	$1	$0
Arabica Coffee September Futures	09/2024	10		704	13	0	(7)
Australia Government 10-Year Bond June Futures	06/2024	560		42,541	329	212	0
Brent Crude December Futures	10/2024	226		18,634	473	235	0
California Carbon Allowance December Futures	12/2024	701		27,907	337	428	0
California Carbon Allowance December Futures	12/2025	401		16,990	(444)	245	0
Cocoa December Futures	12/2024	20		1,507	356	0	(1)
Copper July Futures	07/2024	57		5,756	69	11	0
Copper September Futures	09/2024	1		102	(1)	0	0
Cotton No. 2 December Futures	12/2024	45		1,890	(6)	15	0
Cotton No. 2 July Futures	07/2024	34		1,563	(25)	9	0
Euro-BTP Italy Government Bond June Futures	06/2024	333		42,755	683	137	(165)
European Climate Exchange December Futures	12/2024	38		2,534	(53)	6	(26)
Gas Oil September Futures	09/2024	54		4,285	57	26	0
Gold 100 oz. December Futures	12/2024	5		1,149	28	13	0
Hard Red Winter Wheat July Futures	07/2024	62		1,797	56	18	0
Hard Red Winter Wheat May Futures	05/2024	38		1,112	(63)	13	0
Iron Ore July Futures	07/2024	433		4,318	(217)	27	0
Lean Hogs October Futures	10/2024	20		702	8	2	0
Live Cattle June Futures	06/2024	75		5,408	(95)	47	0
Natural Gas May Futures	04/2024	299		5,271	(698)	135	0
New York Harbor September Futures	08/2024	44		4,840	43	42	0
Nickel July Futures	07/2024	32		3,228	(120)	13	(133)
Nickel May Futures	05/2024	31		3,099	60	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	51

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Nickel September Futures	09/2024	1	$	102	$1	$1	$0
RBOB Gasoline September Futures	08/2024	58		6,144	193	93	0
Silver July Futures	07/2024	33		4,151	42	27	0
Silver September Futures	09/2024	3		381	(3)	2	0
Soybean July Futures	07/2024	174		10,486	73	0	(11)
Soybean Meal July Futures	07/2024	248		8,457	19	0	(39)
Soybean Oil December Futures	12/2024	2		58	(1)	0	0
Sugar No. 11 July Futures	06/2024	105		2,605	88	33	0
Sugar No. 11 October Futures	09/2024	26		642	9	6	0
U.S. Treasury 10-Year Note June Futures	06/2024	299		33,128	2	0	(23)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	471		53,981	39	7	0
Wheat July Futures	07/2024	189		5,441	121	122	(1)
Wheat May Futures	05/2024	275		7,703	(504)	175	0
WTI Crude December Futures	11/2025	77		5,569	185	53	0
WTI Crude June Futures	05/2024	106		8,737	76	174	0
WTI Crude September Futures	08/2024	42		3,364	54	53	0
Zinc September Futures	09/2024	1		62	(2)	0	(2)

					$1,183	$2,381	$(408)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent Crude December Futures	10/2025	26	$	(2,007)	$(61)	$0	$(18)
Cocoa September Futures	09/2024	20		(1,720)	(336)	1	0
Corn July Futures	07/2024	216		(4,909)	(167)	0	(167)
Corn May Futures	05/2024	313		(6,917)	106	0	(239)
Euro-Bobl June Futures	06/2024	58		(7,399)	(30)	0	(19)
Euro-Bund June Futures	06/2024	86		(12,375)	2	366	0
Euro-Buxl 30-Year Bond June Futures	06/2024	178		(26,078)	(617)	0	(315)
Euro-OAT France Government 10-Year Bond June Futures	06/2024	145		(20,050)	(187)	24	(72)
Euro-Schatz June Futures	06/2024	2,739		(312,340)	(257)	89	(222)
Gold 100 oz. June Futures	06/2024	637		(142,586)	(2,315)	0	(1,493)
Nickel May Futures	05/2024	31		(3,099)	164	0	0
RBOB Gasoline June Futures	05/2024	100		(11,292)	88	0	(190)
Short Italian Bond (BTP) June Futures	06/2024	259		(29,585)	(57)	28	(17)
U.S. Treasury 2-Year Note June Futures	06/2024	483		(98,766)	(88)	98	0
U.S. Treasury 5-Year Note June Futures	06/2024	3,160		(338,169)	575	370	0
U.S. Treasury Long-Term Bond June Futures	06/2024	530		(63,832)	(944)	0	(132)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	577		(74,433)	(958)	0	(270)
WTI Crude December Futures	11/2025	51		(3,688)	(126)	0	(35)

					$(5,208)	$976	$(3,189)

Total Futures Contracts					$(4,025)	$3,357	$(3,597)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.380%	Semi-Annual	06/18/2028	JPY	13,680	$(4)	$4	$0	$0	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.550	Annual	09/14/2028		6,260,000	(72)	(204)	(276)	0	(28)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		385,260	(147)	161	14	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	12/15/2031		2,933,000	56	195	251	0	(30)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025	$	218,380	1,246	1,012	2,258	231	0
Pay	1-Day USD-SOFR Compounded-OIS	2.300	Semi-Annual	11/15/2028		110,100	(1,453)	(7,586)	(9,039)	0	(199)
Pay	1-Day USD-SOFR Compounded-OIS	2.340	Semi-Annual	11/21/2028		12,450	(157)	(839)	(996)	0	(23)
Receive(2)	1-Day USD-SOFR Compounded-OIS	3.757	Annual	11/15/2033		28,000	0	104	104	18	0
Pay	1-Day USD-SOFR Compounded-OIS	3.085	Annual	02/13/2034		125,500	(1,003)	(7,122)	(8,125)	0	(102)
Receive	1-Day USD-SOFR Compounded-OIS	2.285	Semi-Annual	11/15/2053		14,330	900	3,218	4,118	0	(23)
Receive	1-Day USD-SOFR Compounded-OIS	2.237	Semi-Annual	11/21/2053		11,000	683	2,569	3,252	0	(18)
Receive	1-Day USD-SOFR Compounded-OIS	2.865	Annual	02/13/2054		62,300	1,291	7,378	8,669	0	(130)
Receive(2)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		19,200	511	(238)	273	0	(39)
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR	1,400	(5)	(17)	(22)	0	(1)
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		3,000	(15)	(231)	(246)	2	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		5,100	(28)	(400)	(428)	3	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		4,200	(32)	(311)	(343)	4	0

52	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay	6-Month EUR-EURIBOR	1.000%	Annual	05/13/2027		EUR	6,700	$(24)	$(427)	$(451)	$6	$0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027			3,000	(11)	(189)	(200)	3	0
Pay	6-Month EUR-EURIBOR	2.879	Annual	08/15/2032			48,200	0	1,860	1,860	230	0
Receive(2)	6-Month EUR-EURIBOR	2.635	Annual	02/15/2033			46,312	0	(397)	(397)	0	(255)
Pay(2)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034			290,600	6,162	437	6,599	1,665	0
Receive	6-Month EUR-EURIBOR	0.190	Annual	11/04/2052			3,600	223	1,538	1,761	0	(29)
Receive	6-Month EUR-EURIBOR	0.195	Annual	11/04/2052			3,700	2	1,804	1,806	0	(30)
Receive	6-Month EUR-EURIBOR	0.197	Annual	11/08/2052			7,000	436	2,976	3,412	0	(57)
Receive(2)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054			95,100	(4,486)	(374)	(4,860)	0	(1,140)
Receive	CPTFEMU	2.965	Maturity	05/15/2027			11,300	0	246	246	9	0
Receive	CPTFEMU	3.000	Maturity	05/15/2027			10,000	5	193	198	8	0
Receive	CPTFEMU	3.130	Maturity	05/15/2027			4,100	0	51	51	3	0
Receive	CPTFEMU	2.359	Maturity	08/15/2030			9,900	53	194	247	10	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031			23,900	(174)	(4,769)	(4,943)	0	(17)
Receive	CPTFEMU	2.600	Maturity	05/15/2032			10,200	52	164	216	9	0
Receive	CPTFEMU	2.570	Maturity	06/15/2032			12,000	0	89	89	2	0
Receive	CPTFEMU	2.720	Maturity	06/15/2032			8,100	(60)	(16)	(76)	1	0
Receive	CPTFEMU	2.470	Maturity	07/15/2032			5,300	0	96	96	3	0
Pay	CPTFEMU	2.356	Maturity	11/15/2033			12,700	(19)	275	256	0	(3)
Pay	CPTFEMU	2.362	Maturity	11/15/2033			7,100	0	148	148	0	(2)
Pay	CPTFEMU	2.390	Maturity	11/15/2033			7,300	7	166	173	0	(2)
Receive	CPTFEMU	2.487	Maturity	05/15/2037			50	1	1	2	0	0
Pay	CPTFEMU	2.580	Maturity	03/15/2052			1,600	1	(77)	(76)	6	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052			2,300	(60)	(42)	(102)	8	0
Pay	CPTFEMU	2.550	Maturity	04/15/2052			900	1	(42)	(41)	2	0
Pay	CPTFEMU	2.421	Maturity	05/15/2052			950	0	(79)	(79)	2	0
Pay	CPTFEMU	2.590	Maturity	12/15/2052			2,900	0	71	71	11	0
Pay	CPTFEMU	2.680	Maturity	04/15/2053			7,600	6	511	517	23	0
Pay	CPTFEMU	2.700	Maturity	04/15/2053			3,700	25	253	278	11	0
Pay	CPTFEMU	2.763	Maturity	09/15/2053			6,600	18	626	644	24	0
Pay	CPTFEMU	2.682	Maturity	10/15/2053			2,100	0	147	147	6	0
Pay	CPTFEMU	2.736	Maturity	10/15/2053			3,400	31	272	303	10	0
Receive	CPTFEMU	2.547	Maturity	11/15/2053			2,300	(7)	(52)	(59)	0	(7)
Receive	CPTFEMU	2.620	Maturity	11/15/2053			1,100	0	(56)	(56)	0	(4)
Receive	CPURNSA	2.313	Maturity	02/26/2026	$		13,700	0	1,448	1,448	30	0
Receive	CPURNSA	2.418	Maturity	03/05/2026			15,300	0	1,536	1,536	29	0
Receive	CPURNSA	2.767	Maturity	05/13/2026			11,500	0	910	910	10	0
Receive	CPURNSA	2.813	Maturity	05/14/2026			5,500	0	422	422	5	0
Receive	CPURNSA	2.703	Maturity	05/25/2026			10,230	0	831	831	9	0
Receive	CPURNSA	2.690	Maturity	06/01/2026			600	0	49	49	0	0
Pay	CPURNSA	2.335	Maturity	02/05/2028			4,720	405	(856)	(451)	0	0
Pay	CPURNSA	2.352	Maturity	05/09/2028			1,820	167	(335)	(168)	0	(2)
Pay	CPURNSA	2.360	Maturity	05/09/2028			2,740	253	(504)	(251)	0	(3)
Pay	CPURNSA	2.364	Maturity	05/10/2028			5,590	519	(1,029)	(510)	0	(5)
Receive	CPURNSA	2.573	Maturity	08/26/2028			1,200	0	79	79	1	0
Pay	CPURNSA	2.165	Maturity	04/16/2029			7,000	455	(1,293)	(838)	0	(8)
Pay	CPURNSA	1.954	Maturity	06/03/2029			1,300	55	(235)	(180)	0	(1)
Pay	CPURNSA	1.280	Maturity	05/19/2030			4,500	(153)	(761)	(914)	0	(5)
Receive	ESTRON	3.475	Annual	02/26/2025		EUR	465,300	96	135	231	3	0

Total Swap Agreements								$5,750	$3,688	$9,438	$2,397	$(2,165)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(3)			Market Value	Variation Margin Liability(3)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$258	$3,632	$2,397	$6,287	$(945)	$(3,649)	$(2,165)	$(6,759)

(k)	Securities with an aggregate market value of $45,597 and cash of $8,571 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.

(1)	Future Styled option variation margin liability of $(143) is outstanding at period end.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)	Unsettled variation margin asset of $275 and liability of $(52) for closed futures is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	53

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$4	AUD	6	$0	$0
	05/2024	AUD	6		$4	0	0

BOA	04/2024	CAD	3,976		2,929	0	(6)
	04/2024	DKK	98,000		14,245	71	0
	04/2024	IDR	4,202,487		266	1	0
	04/2024	JPY	87,600		588	9	0
	04/2024	KRW	258,795		193	1	0
	04/2024		$6	AUD	9	0	0
	04/2024		6,490	CNY	46,127	0	(2)
	04/2024		2,409	EUR	2,221	0	(13)
	05/2024	AUD	9		$6	0	0
	05/2024	DKK	103,202		15,050	101	0
	06/2024	KRW	19,415,897		14,912	464	0
	06/2024		$86	IDR	1,343,794	0	(1)

BPS	04/2024	AUD	702		458	1	0
	04/2024	BRL	10,068		2,019	12	0
	04/2024	CNH	15,797		2,201	25	0
	04/2024	CNY	148		21	0	0
	04/2024	EUR	2,944		3,189	13	0
	04/2024	GBP	503		635	1	0
	04/2024	IDR	8,645,872		545	1	0
	04/2024	KRW	710,258		530	3	0
	04/2024		$2,020	BRL	10,068	0	(13)
	04/2024		1,446	CHF	1,276	0	(31)
	04/2024		804	CNH	5,834	0	(1)
	04/2024		9,352	CNY	66,453	0	(6)
	04/2024		15,517	JPY	2,345,492	0	(23)
	05/2024	BRL	9,802		$1,961	12	0
	05/2024	CNH	5,826		804	1	0
	05/2024	DKK	131,390		19,109	77	0
	05/2024	JPY	2,334,807		15,517	23	0
	05/2024		$153	TWD	4,721	0	(5)
	06/2024	TWD	54,183		$1,750	51	0
	06/2024		$1,189	IDR	18,740,647	0	(11)
	06/2024		5,987	INR	498,592	0	(22)
	06/2024		2,794	KRW	3,650,569	0	(78)
	06/2024		110	PHP	6,115	0	(2)
	06/2024		2,005	TWD	61,707	0	(70)
	07/2024		7,172	PLN	29,061	94	0

BRC	04/2024	CNH	22,012		$3,062	29	0
	04/2024	IDR	3,015,612		190	0	0
	04/2024	TRY	23,537		725	0	(3)
	04/2024		$3,525	HUF	1,280,338	0	(22)
	04/2024		148	THB	5,321	0	(2)
	04/2024		710	TRY	23,435	15	0
	04/2024		25	ZAR	466	0	0
	05/2024	GBP	1,088		$1,376	2	0
	05/2024	TRY	115,317		3,457	23	0
	05/2024		$7,239	TRY	247,994	8	0
	06/2024	KRW	503,686		$383	8	0
	06/2024	MXN	18,315		1,071	0	(17)
	06/2024		$6,060	CZK	139,979	0	(92)
	06/2024		254	ILS	925	0	(2)
	06/2024		216	INR	17,955	0	(1)
	06/2024		2,883	KRW	3,762,788	0	(83)
	06/2024		2,123	MXN	35,957	14	0
	06/2024		71	PEN	261	0	(1)

CBK	04/2024	BRL	26,103		5,221	17	0
	04/2024	CNH	17,531		2,436	21	0
	04/2024	JPY	185,500		1,246	20	0
	04/2024		$5,307	BRL	26,103	0	(103)
	04/2024		1,033	CAD	1,398	0	0
	04/2024		1,011	EUR	925	0	(14)
	04/2024		1,216	ZAR	23,140	4	0
	05/2024		12,045	BRL	60,359	0	(48)

54	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024	KRW	406,964		$311	$8	$0
	06/2024		$818	COP	3,260,377	14	0
	06/2024		246	IDR	3,892,996	0	(2)
	06/2024		80	KRW	105,711	0	(2)
	06/2024		676	THB	24,355	0	(4)
	06/2024	UYU	27,354		$717	0	(5)

DUB	04/2024	BRL	9,516		1,906	8	0
	04/2024	EUR	163,266		177,456	1,317	0
	04/2024	IDR	12,042,403		759	1	0
	04/2024		$1,905	BRL	9,516	0	(7)
	05/2024		2,199		10,910	0	(30)
	06/2024		3,952	INR	329,478	0	(10)
	06/2024		3,327	KRW	4,330,815	0	(105)
	07/2024		1,382	BRL	6,964	0	(5)

FAR	04/2024		45,999	JPY	6,955,000	0	(55)
	05/2024	JPY	6,923,445		$45,999	53	0

GLM	04/2024	BRL	36,000		7,212	34	0
	04/2024		$7,206	BRL	36,000	3	(31)
	04/2024		103	HUF	37,509	0	0
	06/2024	IDR	22,311,894		$1,421	19	0
	06/2024	INR	291,016		3,496	14	0
	06/2024	THB	52,343		1,443	0	(1)
	06/2024		$2,624	MXN	44,206	4	(2)
	06/2024		4,478	MYR	21,078	0	(46)
	07/2024	BRL	24,800		$4,931	32	(3)
	07/2024		$911	PLN	3,668	6	0
	09/2024		657	TRY	26,238	17	0
	10/2024	BRL	13,000		$2,558	10	0

IND	06/2024	TWD	111,456		3,514	18	0

JPM	04/2024	BRL	6,880		1,377	5	0
	04/2024	CAD	45,141		33,455	129	0
	04/2024	KRW	506,798		378	2	0
	04/2024		$1,380	BRL	6,880	0	(8)
	05/2024		2,325	CNY	16,555	0	(1)
	06/2024	IDR	2,374,067		$150	1	0
	06/2024	KRW	257,011		200	9	0
	06/2024	MXN	593		35	0	0
	06/2024	TWD	208,809		6,790	241	0
	06/2024		$6,510	IDR	102,925,291	1	(40)
	06/2024		1,895	ILS	6,903	0	(11)
	06/2024		351	INR	29,125	0	(2)
	06/2024		2,802	KRW	3,633,744	0	(98)
	06/2024		20	THB	733	0	0
	06/2024		934	TWD	29,748	0	(1)
	07/2024	BRL	43,000		$8,578	78	0

MBC	04/2024	BRL	1,262		$253	2	0
	04/2024	CNH	42,876		5,967	61	0
	04/2024	EUR	4,697		5,122	54	0
	04/2024	GBP	486		614	0	0
	04/2024	IDR	1,449,481		91	0	0
	04/2024	JPY	4,632,860		30,914	310	0
	04/2024		$253	BRL	1,262	0	(1)
	04/2024		35,194	CAD	47,728	42	0
	04/2024		2,920	RON	13,336	0	(26)
	04/2024		8,912	THB	317,365	0	(202)
	05/2024	CAD	47,708		$35,194	0	(42)
	05/2024		$1,079	DKK	7,440	0	(1)
	06/2024		2,120	IDR	33,527,749	0	(13)
	06/2024		506	ILS	1,839	0	(4)
	06/2024		510	INR	42,732	1	0

MYI	04/2024	BRL	7,100		$1,421	6	0
	04/2024	CNH	15,148		2,117	30	0
	04/2024	CNY	100,395		14,122	2	0
	04/2024		$1,429	BRL	7,100	0	(13)
	04/2024		181,551	EUR	167,761	0	(562)
	04/2024		11,515	JPY	1,741,125	0	(13)
	04/2024		5,558	SGD	7,392	0	(79)
	05/2024	EUR	167,761		$181,771	572	0
	05/2024	JPY	1,733,203		11,515	13	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	55

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024		$14,122	CNY	100,543	$0	$(10)
	05/2024		1,609	JPY	241,900	0	(3)
	06/2024		897	IDR	14,123,330	0	(10)
	06/2024		858	INR	71,281	0	(6)
	06/2024		1,915	KRW	2,490,478	0	(62)
	06/2024		4,896	MYR	22,855	0	(91)
	10/2024	BRL	7,100		$1,404	13	0

RBC	04/2024	DKK	11,695		1,704	12	0
	04/2024		$22	MXN	381	1	0
	06/2024	TWD	31,074		$992	17	0
	06/2024		$966	MXN	16,312	4	0

SCX	04/2024	CNH	66,002		$9,183	91	0
	04/2024	CNY	10,933		1,542	5	0
	04/2024	DKK	125,326		18,282	155	0
	04/2024		$83	CNY	587	0	0
	06/2024	KRW	2,093,192		$1,594	37	0
	06/2024		$4,406	IDR	69,605,969	0	(30)
	06/2024		16,211	INR	1,350,891	1	(51)
	06/2024		1,495	KRW	1,940,460	0	(51)
	06/2024		372	PEN	1,374	0	(3)
	06/2024		3,073	PHP	170,248	0	(46)

SSB	04/2024		2,166	CLP	2,097,852	0	(25)
	05/2024		26,318	MXN	447,180	404	0

TOR	04/2024	CHF	1,277		1,416	0	0
	04/2024	JPY	6,138,359		41,072	523	0
	05/2024		$1,416	CHF	1,272	0	(1)

UAG	04/2024		99		126	0	0
	04/2024		$444	AUD	680	0	(1)
	04/2024		5,578	SGD	7,462	0	(47)
	04/2024		16,107	ZAR	301,617	0	(202)
	05/2024	AUD	680		$445	1	0
	06/2024	COP	2,811,338		713	0	(5)

Total Forward Foreign Currency Contracts						$5,503	$(2,741)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,900	$(86)	$(69)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	700	(5)	0

						$(91)	$(69)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.800%	04/16/2024	124,400	$(574)	$(3)

CBK	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.950	09/15/2025	40,300	(487)	(643)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.950	09/15/2025	40,300	(487)	(202)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.269	05/13/2024	125,700	(547)	(179)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.900	08/29/2025	25,300	(329)	(365)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.900	08/29/2025	25,300	(329)	(118)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.465	12/04/2025	26,800	(324)	(275)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.465	12/04/2025	26,800	(323)	(223)

GST	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.800	09/01/2025	54,700	(689)	(716)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.800	09/01/2025	54,700	(689)	(290)

							$(4,778)	$(3,014)

Total Written Options							$(4,869)	$(3,083)

56	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	3,200	$(95)	$94	$0	$(1)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		2,529	(117)	116	0	(1)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		2,282	(141)	140	0	(1)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		13,300	(440)	434	0	(6)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		5,200	(151)	149	0	(2)

							$(944)	$933	$0	$(11)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	CPURNSA	1.800%	Maturity	07/20/2026	$	1,900	$0	$(294)	$0	$(294)
	Receive	CPURNSA	1.805	Maturity	09/20/2026		900	0	(137)	0	(137)

								$0	$(431)	$0	$(431)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	DWRTFT Index	1,831	5.715% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/21/2024	$22,908	$0	$(100)	$0	$(100)

CIB	Receive	PIMCODB Index (7)	425,923	0.000%	Monthly	02/18/2025	86,257	0	786	786	0

JPM	Receive	DWRTFT Index	1,273	5.660% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/03/2024	15,630	0	228	228	0

MAC	Receive	PIMCODB Index (8)	820,324	0.000%	Monthly	02/18/2025	159,284	0	1,646	1,646	0

MYI	Receive	DWRTFT Index	2,743	5.620% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024	34,318	0	(110)	0	(110)
	Receive	DWRTFT Index	392	5.660% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/22/2025	4,904	0	(21)	0	(21)
	Receive	DWRTFT Index	1,097	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025	13,725	0	(52)	0	(52)

								$0	$2,377	$2,660	$(283)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Pay	Exxon Mobil Corp.	4,182	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024	$	486	$0	$2	$2	$0
	Pay	Synopsys, Inc.	276	5.430% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/22/2025		158	0	1	1	0

BRC	Pay	Capital One Financial Corp.	1,835	5.430% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/19/2025		273	0	1	1	0

MYI	Pay	Chevron Corp.	2,870	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/24/2024		453	0	2	2	0

									$0	$6	$6	$0

Total Swap Agreements									$(944)	$2,885	$2,666	$(725)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	57

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$647	$0	$3	$650	$(22)	$0	$0	$(22)	$628	$(620)	$8
BPS	314	0	0	314	(262)	(3)	0	(265)	49	0	49
BRC	99	0	1	100	(223)	0	0	(223)	(123)	0	(123)
CBK	84	0	0	84	(178)	(845)	(100)	(1,123)	(1,039)	(259)	(1,298)
CIB	0	0	786	786	0	0	0	0	786	0	786
DUB	1,326	0	0	1,326	(157)	0	0	(157)	1,169	(410)	759
FAR	53	0	0	53	(55)	0	0	(55)	(2)	0	(2)
GLM	139	0	0	139	(83)	(1,229)	0	(1,312)	(1,173)	1,287	114
GST	0	0	0	0	0	(1,006)	(3)	(1,009)	(1,009)	1,172	163
IND	18	0	0	18	0	0	0	0	18	0	18
JPM	466	0	228	694	(161)	0	0	(161)	533	(390)	143
MAC	0	0	1,646	1,646	0	0	0	0	1,646	(380)	1,266
MBC	470	0	0	470	(289)	0	0	(289)	181	0	181
MYC	0	0	0	0	0	0	(437)	(437)	(437)	585	148
MYI	636	0	2	638	(849)	0	(183)	(1,032)	(394)	58	(336)
RBC	34	0	0	34	0	0	0	0	34	0	34
SCX	289	0	0	289	(181)	0	0	(181)	108	0	108
SSB	404	0	0	404	(25)	0	0	(25)	379	(270)	109
TOR	523	0	0	523	(1)	0	0	(1)	522	(280)	242
UAG	1	0	0	1	(255)	0	(2)	(257)	(256)	279	23

Total Over the Counter	$5,503	$0	$2,666	$8,169	$(2,741)	$(3,083)	$(725)	$(6,549)

(m)

Securities with an aggregate market value of $3,381 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(7)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Aluminum September 2024 Futures	0.3%	$242
Arabica Coffee September 2024 Futures	3.1	2,708
Brent Crude September 2024 Futures	15.9	13,698
Copper September 2024 Futures	0.7	587
Cotton No. 02 December 2024 Futures	8.7	7,504
Gas Oil September 2024 Futures	7.8	6,728
Gold 100 oz. August 2024 Futures	5.0	4,339
Lean Hogs August 2024 Futures	3.2	2,795
New York Harbor ULSD September 2024 Futures	10.4	8,936
Nickel September 2024 Futures	0.6	509
RBOB Gasoline September 2024 Futures	13.9	11,981
Silver September 2024 Futures	1.9	1,630
Soybean Oil December 2024 Futures	0.3	224
Sugar No. 11 October 2024 Futures	2.9	2,493
WTI Crude September 2024 Futures	15.6	13,456

58	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Zinc September 2024 Futures	0.2%	$198

Total Long Futures Contracts		$78,028

Cash	9.5%	$8,229

Total Notional Amount		$86,257

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

(8)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Aluminum September 2024 Futures	0.3%	$437
Arabica Coffee September 2024 Futures	3.2	5,034
Brent Crude November 2024 Futures	15.7	25,043
Copper September 2024 Futures	0.7	1,083
Cotton No. 02 December 2024 Futures	8.7	13,835
Gas Oil November 2024 Futures	7.7	12,290
Gold 100 oz. December 2024 Futures	5.0	7,976
Lean Hogs October 2024 Futures	3.2	5,156
New York Harbor ULSD November 2024 Futures	10.2	16,255
Nickel September 2024 Futures	0.6	918
RBOB Gasoline November 2024 Futures	13.7	21,869
Silver September 2024 Futures	1.9	2,967
Soybean Oil December 2024 Futures	0.3	403
Sugar No. 11 October 2024 Futures	2.9	4,636
WTI Crude November 2024 Futures	15.4	24,620
Zinc September 2024 Futures	0.2	361

Total Long Futures Contracts		$142,883

Cash	10.3%	$16,401

Total Notional Amount		$159,284

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$258	$0	$0	$0	$0	$258
Futures	2,174	0	124	0	1,334	3,632
Swap Agreements	0	0	0	0	2,397	2,397

	$2,432	$0	$124	$0	$3,731	$6,287

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,503	$0	$5,503
Swap Agreements	2,432	0	234	0	0	2,666

	$2,432	$0	$234	$5,503	$0	$8,169

	$4,864	$0	$358	$5,503	$3,731	$14,456

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$937	$0	$0	$0	$8	$945
Futures	2,369	0	0	0	1,280	3,649
Swap Agreements	0	0	0	0	2,165	2,165

	$3,306	$0	$0	$0	$3,453	$6,759

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,741	$0	$2,741
Written Options	0	0	0	0	3,083	3,083
Swap Agreements	0	11	283	0	431	725

	$0	$11	$283	$2,741	$3,514	$6,549

	$3,306	$11	$283	$2,741	$6,967	$13,308

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	59

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)	March 31, 2024

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$517	$0	$0	$0	$0	$517
Written Options	966	0	0	0	477	1,443
Futures	(3,145)	0	1,192	0	9,980	8,027
Swap Agreements	0	0	0	0	(6,691)	(6,691)

	$(1,662)	$0	$1,192	$0	$3,766	$3,296

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,673	$0	$9,673
Purchased Options	0	0	0	0	(2,549)	(2,549)
Written Options	337	0	0	0	5,430	5,767
Swap Agreements	27,796	116	5,691	0	0	33,603

	$28,133	$116	$5,691	$9,673	$2,881	$46,494

	$26,471	$116	$6,883	$9,673	$6,647	$49,790

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(656)	$0	$0	$0	$0	$(656)
Written Options	(182)	0	0	0	731	549
Futures	(257)	0	0	0	28,921	28,664
Swap Agreements	0	0	0	0	11,871	11,871

	$(1,095)	$0	$0	$0	$41,523	$40,428

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,604	$0	$8,604
Purchased Options	0	0	0	0	(1,418)	(1,418)
Written Options	0	0	0	0	5,570	5,570
Swap Agreements	(12,730)	203	367	0	(14)	(12,174)

	$(12,730)	$203	$367	$8,604	$4,138	$582

	$(13,825)	$203	$367	$8,604	$45,661	$41,010

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$31,839	$0	$31,839
Industrials	0	192	0	192
Utilities	0	436	0	436
U.S. Government Agencies	0	508,848	0	508,848
U.S. Treasury Obligations	0	1,078,009	0	1,078,009
Non-Agency Mortgage-Backed Securities	0	17,628	627	18,255
Asset-Backed Securities	0	200,542	1,001	201,543
Sovereign Issues	0	235,159	0	235,159
Common Stocks
Consumer Discretionary	1,192	0	0	1,192
Energy	900	0	0	900
Financials	236	0	0	236
Health Care	658	0	0	658
Information Technology	441	0	0	441
Materials	318	0	0	318
Real Estate	657	0	0	657
Preferred Securities
Banking & Finance	0	659	0	659
Real Estate Investment Trusts
Real Estate	88,950	0	0	88,950
Commodities	0	299,174	0	299,174
Short-Term Instruments
Commercial Paper	0	20,985	0	20,985
Repurchase Agreements	0	105,604	0	105,604
Short-Term Notes	0	32	0	32
U.S. Treasury Bills	0	2,433	0	2,433

	$93,352	$2,501,540	$1,628	$2,596,520

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Mutual Funds	$113,109	$0	$0	$113,109
Short-Term Instruments
Central Funds Used for Cash Management Purposes	15,197	0	0	15,197

	$128,306	$0	$0	$128,306

Total Investments	$221,658	$2,501,540	$1,628	$2,724,826

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,139	2,873	0	6,012
Over the counter	0	8,169	0	8,169

	$3,139	$11,042	$0	$14,181

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,116)	(2,591)	0	(6,707)
Over the counter	0	(6,549)	0	(6,549)

	$(4,116)	$(9,140)	$0	$(13,256)

Total Financial Derivative Instruments	$(977)	$1,902	$0	$925

Totals	$220,681	$2,503,442	$1,628	$2,725,751

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

60	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements	March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the funds (each, a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Inflation Response Multi-Asset Fund (“IRMA Fund”) may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

PIMCO Inflation Response Multi-Asset Fund has established a Cayman Islands exempted company, the “Subsidiary”, which is wholly-owned and controlled by the Fund. See Note 14, Basis for Consolidation, in the Notes to Financial Statements for more information regarding the Subsidiary.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency

ANNUAL REPORT	|	MARCH 31, 2024	61

Notes to Financial Statements	(Cont.)

transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Long-Term Real Return Fund	Daily	Monthly

PIMCO RealEstateRealReturn Strategy Fund	Quarterly	Quarterly

PIMCO Inflation Response Multi-Asset Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”)

62	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2024

issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments

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Notes to Financial Statements	(Cont.)

that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and

64	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2024

procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain

(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Physical commodities are valued using spot prices from established commodity exchanges as published by third party Pricing Sources as of the reporting date. In addition, warehouse receipts are generally valued by a third party vendor using the front month futures discounted back to the reporting date. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The IRMA Fund may invest substantially all or a significant portion of its assets in Institutional Class or Class M shares of any Underlying PIMCO Funds and may also invest in other Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the IRMA Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at

66	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2024

www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2024 (amounts in thousands†):

PIMCO Inflation Response Multi-Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$104,608	$14,619	$(5,830)	$(645)	$357	$113,109	$5,784	$0

PIMCO Short-Term Floating NAV Portfolio III	5,221	452,068	(442,100)	9	(1)	15,197	262	0

Totals	$109,829	$466,687	$(447,930)	$(636)	$356	$128,306	$6,046	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2024 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Long-Term Real Return Fund	$12,725	$402,449	$(410,000)	$(2)	$(3)	$5,169	$546	$0

PIMCO RealEstateRealReturn Strategy Fund	8,533	382,359	(390,860)	9	(2)	39	258	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Notes to Financial Statements	(Cont.)

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities.

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Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

(c) The PIMCO Inflation Response Multi-Asset Fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is

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Notes to Financial Statements	(Cont.)

recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Funds did not participate in the Interfund Lending Program.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

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Notes to Financial Statements	(Cont.)

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Inflation-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds use a specified exchange-traded fund as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices (“Indices Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Indices Option will not include physical delivery of the underlying indices but will result in a cash transfer of the amount of the difference between the settlement price of the underlying indices and the strike price.

(d) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows,

assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because

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such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal

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Notes to Financial Statements	(Cont.)

shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap’’, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor’’, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a

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Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Allocation	—	—	X

Acquired Fund	—	—	X

Interest Rate	X	X	X

Call	X	X	X

Credit	X	X	X

High Yield	X	X	—

High Yield and Distressed Company	—	—	X

Market	X	X	X

Issuer	X	X	X

Liquidity	X	X	X

Derivatives	X	X	X

Commodity	X	—	X

Equity	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X

Foreign (Non-U.S.) Investment	X	X	X

Real Estate	—	X	X

Emerging Markets	X	X	X

Sovereign Debt	X	X	X

Currency	X	X	X

Leveraging	X	X	X

Model	—	—	X

Management	X	X	X

Inflation-Indexed Security	X	X	X

Short Exposure	X	X	X

Tax	—	—	X

Subsidiary

Value Investing	—	—	X

Arbitrage	—	—	X

Convertible Securities	—	—	X

Small-Cap and Mid-Cap Company	—	—	X

Gold-Related	—	—	X

Exchange-Traded Fund	—	—	X

LIBOR Transition	X	X	X

Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. In addition, a Fund’s performance will be reduced by the Fund’s proportionate amount of expenses of any Acquired Funds in which it invests.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

High Yield and Distressed Company Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Notes to Financial Statements	(Cont.)

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Model Risk is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in a Fund.

Commodity Risk is the risk that investing in commodity-linked derivative instruments and commodities, either directly or indirectly through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity- linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct

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ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Inflation-Indexed Security Risk is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk is the risk that arises because convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Small-Cap and Mid-Cap Company Risk is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

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Notes to Financial Statements	(Cont.)

Gold-Related Risk is the risk that investments tied to the price of gold may fluctuate substantially over short periods of time or be more volatile than other types of investments due to, among other matters, changes in inflation or inflation expectations or other economic, financial and political factors in the U.S. and foreign (non-U.S.) countries.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund or on certain instruments in which a Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks.

Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, a Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or

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breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements	(Cont.)

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the

Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class		Class A	Class C
PIMCO Long-Term Real Return Fund	0.25%	0.25%	0.35%	N/A		0.25%	*	N/A	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.49%	0.25%	0.35%	0.45%	(1)	0.25%	*	0.40%	0.40%
PIMCO Inflation Response Multi-Asset Fund	0.44%	0.25%	0.35%	0.45%	(1)	0.25%	*	0.45%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC but was not operational during the fiscal year ended March 31, 2024.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan

80	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2024

permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%

Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi Asset Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the Funds below waived and/or reimbursed the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO RealEstateRealReturn Strategy Fund	$1

PIMCO Inflation Response Multi Asset Fund	1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2024	81

Notes to Financial Statements	(Cont.)

(f) Acquired Fund Fees and Expenses The Underlying PIMCO Fund expenses for the IRMA Fund are based upon an allocation of the IRMA Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class and Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the IRMA Fund’s assets.

PIMCO has contractually agreed, through July 31, 2024, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the expenses attributable to the management fees of Underlying PIMCO Funds indirectly incurred by the IRMA Fund in connection with its investments in Underlying PIMCO Funds up to a maximum waived amount that is equal to the IRMA Fund’s aggregate Investment Advisory Fee and Supervisory and Administrative Fee. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $888,962.

PIMCO Cayman Commodity Fund VII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the IRMA Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $3,113,000. See Note 14, Basis for Consolidation, in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Long-Term Real Return Fund	$1,022,370	$1,255,430	$8,581	$18,046

PIMCO RealEstateRealReturn Strategy Fund	1,206,551	1,343,644	105,875	271,658

PIMCO Inflation Response Multi-Asset Fund	5,349,286	5,037,591	64,382	206,102

†	A zero balance may reflect actual amounts rounding to less than one thousand.

82	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2024

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Long-Term Real Return Fund				PIMCO RealEstateRealReturn Strategy Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares~	Amount	Shares	Amount	Shares*	Amount
Receipts for shares sold

Institutional Class	5,977	$76,054	48,372	$663,806	4,496	$104,642	14,403	$387,188

I-2	292	3,688	381	6,195	289	6,316	1,788	45,899

I-3	N/A	N/A	N/A	N/A	8	173	60	1,746

Class A	N/A	N/A	N/A	N/A	246	4,589	762	16,550

Class C	N/A	N/A	N/A	N/A	26	341	94	1,450
Issued as reinvestment of distributions

Institutional Class	1,995	25,386	3,086	45,830	0	0	3,425	85,209

I-2	38	478	107	1,668	0	0	243	5,885

I-3	N/A	N/A	N/A	N/A	0	0	22	545

Class A	N/A	N/A	N/A	N/A	0	0	1,001	20,184

Class C	N/A	N/A	N/A	N/A	0	0	165	2,382
Cost of shares redeemed

Institutional Class	(27,702)	(344,988)	(21,052)	(329,996)	(10,636)	(246,062)	(24,378)	(619,490)

I-2	(418)	(5,199)	(574)	(8,638)	(1,730)	(37,342)	(2,185)	(54,183)

I-3	N/A	N/A	N/A	N/A	(84)	(1,866)	(246)	(6,964)

Class A	N/A	N/A	N/A	N/A	(1,990)	(37,421)	(1,783)	(38,394)

Class C	N/A	N/A	N/A	N/A	(371)	(4,757)	(521)	(8,204)

Net increase (decrease) resulting from Fund share transactions	(19,818)	$(244,581)	30,320	$378,865	(9,746)	$(211,387)	(7,150)	$(160,197)

	PIMCO Inflation Response Multi-Asset Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	49,057	$388,018	97,273	$827,549

I-2	4,053	31,576	37,065	317,908

I-3	1,033	8,127	53	403

Class A	1,339	10,085	10,148	87,150

Class C	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	365	2,950	28,995	231,328

I-2	3	22	3,228	26,037

I-3	1	11	N/A	2

Class A	0	0	1,349	10,650

Class C	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(80,666)	(628,431)	(136,619)	(1,110,565)

I-2	(19,004)	(146,917)	(48,410)	(386,894)

I-3	(220)	(1,687)	(1)	(9)

Class A	(5,600)	(42,613)	(12,802)	(100,362)

Class C	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(49,639)	$(378,859)	(19,721)	$(96,803)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for three reverse share split, effective March 24, 2023, has been retroactively applied.
*	A one for four reverse share split, effective March 24, 2023, has been retroactively applied.

ANNUAL REPORT	|	MARCH 31, 2024	83

Notes to Financial Statements	(Cont.)

The following table discloses the number of persons who owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2024. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Long-Term Real Return Fund	0	3	0%	45%

PIMCO RealEstateRealReturn Strategy Fund	1	2	10%	42%

PIMCO Inflation Response Multi-Asset Fund	1	0	48%	0%

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on August 1, 2011, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Inflation Response Multi-Asset Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 27.1% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2024, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. As such, the Funds’ ability to utilize direct investments in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income.

Each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in its Subsidiary and perhaps

84	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2024

through commodity-linked notes. The Subsidiary will be treated as a controlled foreign corporation. As a result, a Fund with the Subsidiary will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income and realized gains and mark-to-market gains will be “subpart F income.” The Funds’ recognition of its Subsidiary’s “subpart F income” will increase the Funds’ tax basis in its Subsidiary. Distributions by the Subsidiary to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Funds’ tax basis in its Subsidiary. “Subpart F income” is generally treated by a Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains.

If a net loss is realized by Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.

Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to a Fund or if the Funds’ income from in the subsidiary is derived with respect to the Funds’ business of investing in securities. A subsidiary may pay such a distribution at any time. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of a Fund’s commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of a Fund’s commodity-linked investments, there would likely be a significant adverse impact on the Fund, including the possibility of failing to qualify as a regulated investment company. If a Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. Furthermore, the tax treatment of a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Long-Term Real Return Fund	$0	$0	$(44,655)	$(1)	$(176,951)	$0	$0	$(221,607)

PIMCO RealEstateRealReturn Strategy Fund	0	0	(2,502)	0	(82,077)	0	(95)	(84,674)

PIMCO Inflation Response Multi-Asset Fund	29,740	0	(94,240)	0	(77,215)	0	0	(141,715)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, interest accrued on defaulted securities, and controlled foreign corporation (CFC) transactions.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	|	MARCH 31, 2024	85

Notes to Financial Statements	(Cont.)	March 31, 2024

As of March 31, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Long-Term Real Return Fund*	$86,236	$90,715

PIMCO RealEstateRealReturn Strategy Fund	65,945	16,132

PIMCO Inflation Response Multi-Asset Fund	66,553	10,662

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Long-Term Real Return Fund	$653,730	$9,833	$(54,765)	$(44,932)

PIMCO RealEstateRealReturn Strategy Fund	1,093,468	48,726	(51,177)	(2,451)

PIMCO Inflation Response Multi-Asset Fund	2,825,137	141,442	(235,408)	(93,966)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, interest accrued on defaulted securities, and controlled foreign corporation (CFC) transactions.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Long-Term Real Return Fund	$19,464	$0	$6,419	$49,070	$0	$0

PIMCO RealEstateRealReturn Strategy Fund	0	0	0	87,663	27,863	0

PIMCO Inflation Response Multi-Asset Fund	3,002	0	0	273,382	5,437	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

86	PIMCO REAL RETURN STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations, of changes in net assets and, for the funds indicated in the table below, of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations, the changes in each of their net assets and, for the funds indicated in the table below, each of their cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

PIMCO Long-Term Real Return Fund(1)

PIMCO RealEstateRealReturn Strategy Fund(1)

PIMCO Inflation Response Multi-Asset Fund(1)*

(1)	Statement of operations and statement of cash flows for the year ended March 31, 2024, and statement of changes in net assets for the years ended March 31, 2024 and 2023
*	The financial statements for PIMCO Inflation Response Multi-Asset Fund are presented on a consolidated basis

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2024	87

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International, Inc.

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities, Inc.	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RCY	Royal Bank of Canada

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	TDM	TD Securities (USA) LLC

CIB	Canadian Imperial Bank of Commerce	MAC	Macquarie Bank Limited	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

DUB	Deutsche Bank AG

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol

AUD	Australian Dollar	GBP	British Pound	PHP	Philippine Peso

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RON	Romanian New Leu

CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar

CLP	Chilean Peso	INR	Indian Rupee	THB	Thai Baht

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	UYU	Uruguayan Peso

DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter

ICE	IntercontinentalExchange®

Index/Spread Abbreviations:

BRENT	Brent Crude	CPTFEMU	Eurozone HICP ex-Tobacco Index	EUR003M	3 Month EUR Swap Rate

CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

CMBX	Commercial Mortgage-Backed Index	DWRTFT	Dow Jones Wilshire REIT Total Return Index	MUTKCALM	Tokyo Overnight Average Rate

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	ESTRON	Euro Short-Term Rate	PIMCODB	PIMCO Custom Commodity Basket

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	REIT	Real Estate Investment Trust

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OAT	Obligations Assimilables du Trésor	REMIC	Real Estate Mortgage Investment Conduit

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBA	To-Be-Announced

DAC	Designated Activity Company	oz.	Ounce	WTI	West Texas Intermediate

88	PIMCO REAL RETURN STRATEGY FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO Long-Term Real Return Fund	0%	0%	$19,464	$0	$16,230

PIMCO RealEstateRealReturn Strategy Fund	0%	0%	0	0	0

PIMCO Inflation Response Multi-Asset Fund	2.73%	34.97%	30	0	711

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Long-Term Real Return Fund	0%

PIMCO RealEstateRealReturn Strategy Fund	0%

PIMCO Inflation Response Multi-Asset Fund	3.85%

ANNUAL REPORT	|	MARCH 31, 2024	89

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

90	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	|	MARCH 31, 2024	91

Management of the Trust	(Cont.)	(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

92	PIMCO REAL RETURN STRATEGY FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	|	MARCH 31, 2024	93

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

94	PIMCO REAL RETURN STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3006AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Low Duration Fund II

PIMCO Low Duration ESG Fund

PIMCO Short Asset Investment Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO SHORT DURATION STRATEGY FUNDS

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (each, a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

The PIMCO Government Money Market Fund operates as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940 (the “Act”). Government money market funds are permitted to transact fund shares at a NAV calculated using the amortized cost valuation method.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian

ANNUAL REPORT	|	MARCH 31, 2024	3

Important Information About the Funds	(Cont.)

entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. (These charges do not apply to the PIMCO Government Money Market Fund or the PIMCO Short Asset Investment Fund.) The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class M, I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class M, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s

4	PIMCO SHORT DURATION STRATEGY FUNDS

historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class M	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Government Money Market Fund	01/27/09	05/13/16	01/27/09	05/14/09	—	05/13/16	05/14/09	05/14/09	Diversified
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	—	—	02/02/98	—	—	Diversified
PIMCO Low Duration ESG Fund	12/31/96	12/31/96	—	11/19/10	—	—	—	—	Diversified
PIMCO Short Asset Investment Fund	05/31/12	05/31/12	12/21/15	05/31/12	04/27/18	05/31/12	05/31/12	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds, other than the PIMCO Government Money Market Fund, file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’, other than the PIMCO Government Money Market Fund, complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. The PIMCO Government Money Market Fund files its complete schedule of portfolio holdings on a monthly basis with the SEC on Form N-MFP. The PIMCO Government Money Market Fund’s complete schedule of portfolio holdings as of the end of each month will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com.

SEC rules allow a Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other

ANNUAL REPORT	|	MARCH 31, 2024	5

Important Information About the Funds	(Cont.)

things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In August 2023, the SEC adopted reforms to the money market fund regulatory framework. In connection with these regulatory changes, the SEC removed the ability of a money market fund to temporarily suspend redemptions (i.e., impose a “redemption gate”), except under extraordinary circumstances as part of a liquidation. Additionally, the Securities and Exchange Commission removed provisions in the rules governing money market funds that tied a money market fund’s ability to impose liquidity fees to its level of weekly liquid assets. A government money market fund, such as PIMCO Government Money Market Fund, will continue to have the ability to impose a liquidity fee after providing appropriate notice to shareholders. Although the Board of Trustees has not elected to subject the PIMCO Government Money Market Fund to a “liquidity fee”, it reserves the right to do so in the future after providing at least sixty days’ prior notice to shareholders.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

6	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Government Money Market Fund

Institutional Class - PGYXX	Administrative Class - PGOXX
Class M - PGFXX	Class A - AMAXX
I-2 - PGPXX	Class C - AMGXX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Class M commenced operations.

Allocation Breakdown as of March 31, 2024†§

Repurchase Agreements	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Institutional Class	5.26%	1.92%	1.31%	0.89%
PIMCO Government Money Market Fund Class M	5.26%	1.92%	1.31%	0.89%
PIMCO Government Money Market Fund I-2	5.15%	1.86%	1.25%	0.85%
PIMCO Government Money Market Fund Administrative Class	5.26%	1.92%	1.31%	0.89%
PIMCO Government Money Market Fund Class A	5.10%	1.83%	1.22%	0.83%
PIMCO Government Money Market Fund Class C	5.10%	1.83%	1.22%	0.83%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	0.95%♦
Lipper Institutional U.S. Government Money Markets Funds Average	5.05%	1.80%	1.16%	0.79%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class M shares. The prior Class M performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.19% for Institutional Class shares, 0.19% for Class M shares, 0.29% for I-2 shares, 0.19% for Administrative Class shares, 0.34% for Class A shares, and 0.34% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.

»	There were no material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2024	7

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Short-Term Instruments‡	40.3%

U.S. Government Agencies	23.4%

U.S. Treasury Obligations	14.9%

Non-Agency Mortgage-Backed Securities	9.5%

Asset-Backed Securities	6.2%

Corporate Bonds & Notes	5.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	3.54%	0.96%	1.12%	3.69%
PIMCO Low Duration Fund II Administrative Class	3.28%	0.71%	0.87%	3.43%
ICE BofA 1-3 Year U.S. Treasury Index	2.97%	1.16%	1.07%	3.30%
Lipper Short Investment Grade Debt Funds Average	5.12%	1.75%	1.59%	3.72%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.51% for Institutional Class shares, and 0.76% for Administrative Class shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to commercial mortgage-backed securities (“MBS”) contributed to relative performance, as short term commercial MBS had positive return.

»	Overweight exposure within securitized credit, particularly non-agency MBS, contributed to relative performance, as spreads tightened.

»	Overweight exposure to investment grade corporate credit, specifically financials, contributed to relative performance, as spreads tightened.

»	Underweight exposure to United States duration, specifically at the 7 year part of the curve, contributed to relative performance, as interest rates rose.

»	There were no material detractors for this Fund.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration ESG Fund

Institutional Class - PLDIX	I-2 - PLUPX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	36.6%

Corporate Bonds & Notes	19.8%

Non-Agency Mortgage-Backed Securities	12.9%

U.S. Treasury Obligations	12.4%

Asset-Backed Securities	8.3%

Short-Term Instruments	7.1%

Municipal Bonds & Notes	1.6%

Sovereign Issues	1.3%

†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration ESG Fund Institutional Class	4.01%	1.04%	1.13%	3.36%
PIMCO Low Duration ESG Fund I-2	3.91%	0.94%	1.03%	3.25%
ICE BofA 1-3 Year U.S. Treasury Index	2.97%	1.16%	1.07%	2.81%
Lipper Short Investment Grade Debt Funds Average	5.12%	1.75%	1.59%	3.04%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.52% for Institutional Class shares, and 0.62% for I-2 shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Low Duration ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or distribution of adult entertainment materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. The Fund may also invest in labeled green, sustainable, social and sustainability-linked bonds from issuers involved in fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate, environmental sustainability and/or social projects and, in the case of sustainability-linked bonds, bonds that include sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to commercial mortgage-backed securities (“MBS”) contributed to relative performance, as short term commercial MBS had positive return.

»	Overweight exposure to investment grade corporate credit, specifically financials, contributed to relative performance, as spreads tightened.

»	Overweight exposure to agency MBS contributed to relative performance, as spreads tightened.

»	Overweight exposure to asset backed securities contributed to relative performance, as spreads tightened.

»	A long bias to the Japanese yen versus the U.S. dollar detracted from relative performance, as the Japanese yen depreciated.

»	Overweight exposure to New Zealand duration on the 1 and 2 year part of the curve detracted from relative performance, as interest rates rose.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2024	9

PIMCO Short Asset Investment Fund

Institutional Class - PAIDX	I-3 - PANDX
Class M - PAMSX	Administrative Class - PAIQX
I-2 - PAIPX	Class A - PAIAX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Corporate Bonds & Notes	58.0%

Asset-Backed Securities	20.3%

U.S. Government Agencies	7.5%

Non-Agency Mortgage-Backed Securities	5.7%

Short-Term Instruments‡	5.6%

Sovereign Issues	2.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (05/31/12)
PIMCO Short Asset Investment Fund Institutional Class	6.28%	2.14%	1.81%	1.75%
PIMCO Short Asset Investment Fund Class M	6.27%	2.08%	1.79%	1.73%
PIMCO Short Asset Investment Fund I-2	6.18%	2.04%	1.71%	1.65%
PIMCO Short Asset Investment Fund I-3	6.13%	1.99%	1.66%	1.59%
PIMCO Short Asset Investment Fund Administrative Class	5.97%	1.87%	1.55%	1.48%
PIMCO Short Asset Investment Fund Class A	5.93%	1.80%	1.46%	1.40%
FTSE 3-Month Treasury Bill Index	5.52%	2.07%	1.39%	1.18%
Lipper Ultra-Short Obligation Funds Average	6.05%	2.18%	1.67%	1.51%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.36% for Institutional Class shares, 0.36% for Class M shares, 0.46% for I-2 shares, 0.56% for I-3 shares, 0.61% for Administrative Class shares, and 0.71% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Short Asset Investment Fund seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.

»	Overweight exposure to investment grade corporate credit, specifically financials, contributed to relative performance, as spreads tightened.

»	Overweight exposure to collateralized loan obligations contributed to relative performance, as spreads tightened.

»	There were no material detractors for this Fund.

10	PIMCO SHORT DURATION STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Government Money Market Fund
Institutional Class	$1,000.00	$1,026.50	$0.96	$1,000.00	$1,023.92	$0.96	0.19%
Class M	1,000.00	1,026.50	0.96	1,000.00	1,023.92	0.96	0.19
I-2	1,000.00	1,026.00	1.46	1,000.00	1,023.42	1.46	0.29
Administrative Class	1,000.00	1,026.50	0.96	1,000.00	1,023.92	0.96	0.19
Class A	1,000.00	1,025.80	1.71	1,000.00	1,023.17	1.71	0.34
Class C	1,000.00	1,025.80	1.71	1,000.00	1,023.17	1.71	0.34

PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$1,033.00	$2.63	$1,000.00	$1,022.28	$2.61	0.52%
Administrative Class	1,000.00	1,031.70	3.89	1,000.00	1,021.03	3.87	0.77

PIMCO Low Duration ESG Fund
Institutional Class	$1,000.00	$1,036.70	$3.44	$1,000.00	$1,021.48	$3.42	0.68%
I-2	1,000.00	1,036.10	3.95	1,000.00	1,020.98	3.92	0.78

ANNUAL REPORT	|	MARCH 31, 2024	11

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Short Asset Investment Fund
Institutional Class	$1,000.00	$1,030.40	$1.87	$1,000.00	$1,023.02	$1.86	0.37%
Class M	1,000.00	1,030.30	1.87	1,000.00	1,023.02	1.86	0.37
I-2	1,000.00	1,029.80	2.37	1,000.00	1,022.53	2.36	0.47
I-3	1,000.00	1,029.60	2.62	1,000.00	1,022.28	2.61	0.52
Administrative Class	1,000.00	1,028.80	3.13	1,000.00	1,021.78	3.12	0.62
Class A	1,000.00	1,028.60	3.63	1,000.00	1,021.28	3.62	0.72

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO SHORT DURATION STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofA 1-3 Year U.S. Treasury Index	The ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2024	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Government Money Market Fund
Institutional Class

03/31/2024	$1.00	$0.05	$0.00	$0.05	$(0.05)	$0.00	$0.00	$(0.05)

03/31/2023	1.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)

03/31/2022	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2021	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
Class M

03/31/2024	1.00	0.05	0.00	0.05	(0.05)	0.00	0.00	(0.05)

03/31/2023	1.00	0.02	0.01	0.03	(0.03)	0.00	0.00	(0.03)

03/31/2022	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2021	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
I-2

03/31/2024	1.00	0.05	0.00	0.05	(0.05)	0.00	0.00	(0.05)

03/31/2023	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2022	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2021	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)
Administrative Class

03/31/2024	1.00	0.05	0.00	0.05	(0.05)	0.00	0.00	(0.05)

03/31/2023	1.00	0.02	0.01	0.03	(0.03)	0.00	0.00	(0.03)

03/31/2022	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2021	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)
Class A

03/31/2024	1.00	0.05	0.00	0.05	(0.05)	0.00	0.00	(0.05)

03/31/2023	1.00	0.03	(0.01)	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2022	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2021	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
Class C

03/31/2024	1.00	0.05	0.00	0.05	(0.05)	0.00	0.00	(0.05)

03/31/2023	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2022	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2021	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

PIMCO Low Duration Fund II
Institutional Class

03/31/2024	$9.22	$0.37	$(0.05)	$0.32	$(0.37)	$0.00	$0.00	$(0.37)

03/31/2023	9.49	0.22	(0.26)	(0.04)	(0.23)	0.00	0.00	(0.23)

03/31/2022	9.87	0.02	(0.38)	(0.36)	(0.02)	0.00	0.00	(0.02)

03/31/2021	9.75	0.06	0.14	0.20	(0.08)	0.00	0.00	(0.08)

03/31/2020	9.68	0.22	0.10	0.32	(0.25)	0.00	0.00	(0.25)
Administrative Class

03/31/2024	9.22	0.35	(0.05)	0.30	(0.35)	0.00	0.00	(0.35)

03/31/2023	9.49	0.20	(0.26)	(0.06)	(0.21)	0.00	0.00	(0.21)

03/31/2022	9.87	(0.01)	(0.37)	(0.38)	0.00	0.00	0.00	0.00

03/31/2021	9.75	0.03	0.15	0.18	(0.06)	0.00	0.00	(0.06)

03/31/2020	9.68	0.20	0.10	0.30	(0.23)	0.00	0.00	(0.23)

PIMCO Low Duration ESG Fund
Institutional Class

03/31/2024	$8.92	$0.31	$0.04	$0.35	$(0.26)	$0.00	$(0.03)	$(0.29)

03/31/2023	9.24	0.19	(0.26)	(0.07)	(0.25)	0.00	0.00	(0.25)

03/31/2022	9.69	0.08	(0.45)	(0.37)	(0.06)	0.00	(0.02)	(0.08)

03/31/2021	9.51	0.08	0.20	0.28	(0.10)	0.00	0.00	(0.10)

03/31/2020	9.45	0.21	0.07	0.28	(0.22)	0.00	0.00	(0.22)
I-2

03/31/2024	8.92	0.31	0.03	0.34	(0.25)	0.00	(0.03)	(0.28)

03/31/2023	9.24	0.19	(0.27)	(0.08)	(0.24)	0.00	0.00	(0.24)

03/31/2022	9.69	0.07	(0.45)	(0.38)	(0.05)	0.00	(0.02)	(0.07)

03/31/2021	9.51	0.07	0.20	0.27	(0.09)	0.00	0.00	(0.09)

03/31/2020	9.45	0.19	0.08	0.27	(0.21)	0.00	0.00	(0.21)

14	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$1.00	5.26%	$618,619	0.18%	0.18%	0.18%	0.18%	5.16%	N/A

1.00	2.59	808,072	0.19	0.19	0.19	0.19	2.68	N/A

1.00	0.01	468,163	0.07	0.18	0.07	0.18	0.00	N/A

1.00	0.02	600,787	0.14	0.18	0.14	0.18	0.00	N/A

1.00	1.83	571,748	0.17	0.18	0.17	0.18	1.76	N/A

1.00	5.26	452,897	0.18	0.18	0.18	0.18	5.18	N/A

1.00	2.59	263,410	0.19	0.19	0.19	0.19	2.45	N/A

1.00	0.01	245,324	0.07	0.18	0.07	0.18	0.00	N/A

1.00	0.02	319,831	0.15	0.18	0.15	0.18	0.00	N/A

1.00	1.83	355,884	0.17	0.18	0.17	0.18	1.82	N/A

1.00	5.15	18,995	0.28	0.28	0.28	0.28	5.09	N/A

1.00	2.49	14,995	0.29	0.29	0.29	0.29	2.36	N/A

1.00	0.01	13,610	0.07	0.28	0.07	0.28	0.00	N/A

1.00	0.02	13,508	0.15	0.28	0.15	0.28	0.00	N/A

1.00	1.73	63,897	0.27	0.28	0.27	0.28	1.49	N/A

1.00	5.26	32,276	0.18	0.18	0.18	0.18	5.02	N/A

1.00	2.59	192,735	0.19	0.19	0.19	0.19	2.35	N/A

1.00	0.01	72,795	0.07	0.18	0.07	0.18	0.00	N/A

1.00	0.02	35,062	0.15	0.18	0.15	0.18	0.00	N/A

1.00	1.83	204,673	0.17	0.18	0.17	0.18	1.47	N/A

1.00	5.10	1,490,557	0.33	0.33	0.33	0.33	5.05	N/A

1.00	2.44	765,348	0.34	0.34	0.34	0.34	2.59	N/A

1.00	0.01	470,297	0.07	0.33	0.07	0.33	0.00	N/A

1.00	0.02	592,346	0.15	0.33	0.15	0.33	0.00	N/A

1.00	1.68	1,075,849	0.32	0.33	0.32	0.33	1.56	N/A

1.00	5.10	61,216	0.33	0.33	0.33	0.33	5.04	N/A

1.00	2.44	33,380	0.34	0.34	0.34	0.34	2.45	N/A

1.00	0.01	30,409	0.07	0.33	0.07	0.33	0.00	N/A

1.00	0.02	109,750	0.14	0.33	0.14	0.33	0.00	N/A

1.00	1.68	82,022	0.32	0.33	0.32	0.33	1.62	N/A

$9.17	3.54%	$312,375	0.52%	0.52%	0.50%	0.50%	4.12%	270%

9.22	(0.37)	300,041	0.51	0.51	0.50	0.50	2.38	353

9.49	(3.62)	338,497	0.50	0.50	0.50	0.50	0.17	500

9.87	2.09	431,289	0.50	0.50	0.50	0.50	0.56	524

9.75	3.33	399,558	0.53	0.53	0.50	0.50	2.31	234

9.17	3.28	9,444	0.77	0.77	0.75	0.75	3.87	270

9.22	(0.65)	9,171	0.76	0.76	0.75	0.75	2.15	353

9.49	(3.82)	9,468	0.75	0.75	0.75	0.75	(0.08)	500

9.87	1.84	10,077	0.75	0.75	0.75	0.75	0.31	524

9.75	3.08	9,973	0.78	0.78	0.75	0.75	2.06	234

$8.98	4.01%	$250,416	0.61%	0.61%	0.50%	0.50%	3.56%	245%

8.92	(0.70)	298,401	0.52	0.52	0.50	0.50	2.15	322

9.24	(3.81)	322,801	0.50	0.50	0.50	0.50	0.84	219

9.69	2.92	338,942	0.50	0.50	0.50	0.50	0.80	387

9.51	3.00	174,941	0.58	0.58	0.50	0.50	2.25	296

8.98	3.91	72,819	0.71	0.71	0.60	0.60	3.46	245

8.92	(0.80)	106,520	0.62	0.62	0.60	0.60	2.06	322

9.24	(3.91)	118,436	0.60	0.60	0.60	0.60	0.74	219

9.69	2.82	103,531	0.60	0.60	0.60	0.60	0.74	387

9.51	2.89	115,117	0.68	0.68	0.60	0.60	2.03	296

ANNUAL REPORT	|	MARCH 31, 2024	15

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Short Asset Investment Fund
Institutional Class

03/31/2024	$9.84	$0.51	$0.09	$0.60	$(0.51)	$0.00	$0.00	$(0.51)

03/31/2023	9.88	0.24	(0.02)	0.22	(0.26)	0.00	0.00	(0.26)

03/31/2022	10.00	0.04	(0.11)	(0.07)	(0.05)	0.00	0.00	(0.05)

03/31/2021	9.76	0.07	0.24	0.31	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)
Class M

03/31/2024	9.84	0.51	0.09	0.60	(0.51)	0.00	0.00	(0.51)

03/31/2023	9.88	0.22	(0.03)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2022	10.00	0.04	(0.11)	(0.07)	(0.05)	0.00	0.00	(0.05)

03/31/2021	9.76	0.07	0.24	0.31	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)
I-2

03/31/2024	9.84	0.50	0.09	0.59	(0.50)	0.00	0.00	(0.50)

03/31/2023	9.88	0.24	(0.03)	0.21	(0.25)	0.00	0.00	(0.25)

03/31/2022	10.00	0.03	(0.11)	(0.08)	(0.04)	0.00	0.00	(0.04)

03/31/2021	9.76	0.06	0.24	0.30	(0.06)	0.00	0.00	(0.06)

03/31/2020	10.01	0.23	(0.25)	(0.02)	(0.23)	0.00	0.00	(0.23)
I-3

03/31/2024	9.84	0.50	0.09	0.59	(0.50)	0.00	0.00	(0.50)

03/31/2023	9.88	0.21	0.00	0.21	(0.25)	0.00	0.00	(0.25)

03/31/2022	10.00	0.04	(0.13)	(0.09)	(0.03)	0.00	0.00	(0.03)

03/31/2021	9.76	0.04	0.26	0.30	(0.06)	0.00	0.00	(0.06)

03/31/2020	10.01	0.22	(0.25)	(0.03)	(0.22)	0.00	0.00	(0.22)
Administrative Class

03/31/2024	9.84	0.48	0.09	0.57	(0.48)	0.00	0.00	(0.48)

03/31/2023	9.88	0.20	(0.01)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2022	10.00	0.02	(0.12)	(0.10)	(0.02)	0.00	0.00	(0.02)

03/31/2021	9.76	0.09	0.20	0.29	(0.05)	0.00	0.00	(0.05)

03/31/2020	10.01	0.22	(0.26)	(0.04)	(0.21)	0.00	0.00	(0.21)
Class A

03/31/2024	9.84	0.47	0.10	0.57	(0.48)	0.00	0.00	(0.48)

03/31/2023	9.88	0.21	(0.02)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2022	10.00	0.01	(0.12)	(0.11)	(0.01)	0.00	0.00	(0.01)

03/31/2021	9.76	0.03	0.25	0.28	(0.04)	0.00	0.00	(0.04)

03/31/2020	10.01	0.20	(0.25)	(0.05)	(0.20)	0.00	0.00	(0.20)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.93	6.28%	$2,163,183	0.36%	0.36%	0.34%	0.34%	5.18%	77%

9.84	2.27	2,476,229	0.36	0.36	0.35	0.35	2.42	95

9.88	(0.73)	2,772,603	0.35	0.35	0.35	0.35	0.42	112

10.00	3.20	4,275,170	0.34	0.34	0.34	0.34	0.66	89

9.76	(0.15)	3,121,876	0.35	0.36	0.33	0.34	2.40	89

9.93	6.27	11	0.36	0.36	0.34	0.34	5.18	77

9.84	1.98	10	0.36	0.36	0.35	0.35	2.18	95

9.88	(0.73)	7,718	0.35	0.35	0.35	0.35	0.44	112

10.00	3.20	7,777	0.34	0.34	0.34	0.34	0.70	89

9.76	(0.15)	7,535	0.35	0.36	0.33	0.34	2.36	89

9.93	6.18	161,856	0.46	0.46	0.44	0.44	5.08	77

9.84	2.16	181,277	0.46	0.46	0.45	0.45	2.44	95

9.88	(0.83)	224,354	0.45	0.45	0.45	0.45	0.32	112

10.00	3.09	352,285	0.44	0.44	0.44	0.44	0.61	89

9.76	(0.24)	369,323	0.45	0.46	0.43	0.44	2.31	89

9.93	6.13	15,184	0.51	0.56	0.49	0.54	5.09	77

9.84	2.11	22,656	0.51	0.56	0.50	0.55	2.13	95

9.88	(0.88)	19,500	0.50	0.55	0.50	0.55	0.42	112

10.00	3.04	1,129	0.49	0.54	0.49	0.54	0.42	89

9.76	(0.30)	794	0.50	0.56	0.48	0.54	2.25	89

9.93	5.97	474	0.61	0.61	0.59	0.59	4.92	77

9.84	1.99	505	0.61	0.61	0.60	0.60	2.01	95

9.88	(0.98)	1,492	0.60	0.60	0.60	0.60	0.17	112

10.00	2.94	2,406	0.59	0.59	0.59	0.59	0.87	89

9.76	(0.40)	83,858	0.60	0.61	0.58	0.59	2.17	89

9.93	5.93	105,584	0.69	0.71	0.67	0.69	4.82	77

9.84	1.94	155,144	0.71	0.71	0.70	0.70	2.08	95

9.88	(1.08)	240,291	0.70	0.70	0.70	0.70	0.07	112

10.00	2.84	461,899	0.69	0.69	0.69	0.69	0.34	89

9.76	(0.49)	487,755	0.70	0.71	0.68	0.69	2.02	89

ANNUAL REPORT	|	MARCH 31, 2024	17

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Assets:

Investments, at value
Investments in securities*	$4,021,102	$380,535	$326,234	$2,442,791
Investments in Affiliates	0	27,610	0	89
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	35	47	408
Over the counter	0	113	331	0
Cash	1	1	1	136
Deposits with counterparty	0	2,409	2,749	4,312
Foreign currency, at value	0	0	767	0
Receivable for investments sold	0	3	66	83
Receivable for investments sold on a delayed-delivery basis	0	53	121	0
Receivable for TBA investments sold	0	73,466	33,620	0
Receivable for Fund shares sold	63,446	68	198	31,238
Interest and/or dividends receivable	1,578	1,311	1,747	15,539
Dividends receivable from Affiliates	0	114	0	9
Reimbursement receivable from PIMCO	0	0	0	1
Total Assets	4,086,127	485,718	365,881	2,494,606

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$20,393
Payable for sale-buyback transactions	0	0	1,708	0
Payable for short sales	0	21,278	14,322	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	254	262	162
Over the counter	0	85	293	0
Payable for investments purchased	1,400,000	62,200	0	12,374
Payable for investments in Affiliates purchased	0	130	0	11
Payable for TBA investments purchased	0	79,262	24,882	0
Deposits from counterparty	0	10	0	0
Payable for Fund shares redeemed	10,397	456	976	14,467
Distributions payable	589	80	60	156
Accrued investment advisory fees	253	71	68	413
Accrued supervisory and administrative fees	321	71	75	314
Accrued distribution fees	0	2	0	0
Accrued servicing fees	0	0	0	22
Accrued reimbursement to PIMCO	7	0	0	0
Other liabilities	0	0	0	2
Total Liabilities	1,411,567	163,899	42,646	48,314

Commitments and Contingent Liabilities^

Net Assets	$2,674,560	$321,819	$323,235	$2,446,292

Net Assets Consist of:
Paid in capital	$2,674,625	$351,757	$354,508	$2,521,190
Distributable earnings (accumulated loss)	(65)	(29,938)	(31,273)	(74,898)

Net Assets	$2,674,560	$321,819	$323,235	$2,446,292

Cost of investments in securities	$4,021,102	$387,605	$337,311	$2,459,715
Cost of investments in Affiliates	$0	$27,611	$0	$89
Cost of foreign currency held	$0	$0	$777	$0
Proceeds received on short sales	$0	$21,342	$14,386	$0
Cost or premiums of financial derivative instruments, net	$0	$293	$577	$0

* Includes repurchase agreements of:	$4,021,102	$135,552	$22,062	$3,047

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Net Assets:

Institutional Class	$618,619	$312,375	$250,416	$2,163,183
Class M	452,897	N/A	N/A	11
I-2	18,995	N/A	72,819	161,856
I-3	N/A	N/A	N/A	15,184
Administrative Class	32,276	9,444	N/A	474
Class A	1,490,557	N/A	N/A	105,584
Class C	61,216	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	618,646	34,066	27,883	217,781
Class M	452,905	N/A	N/A	1
I-2	18,995	N/A	8,108	16,295
I-3	N/A	N/A	N/A	1,528
Administrative Class	32,279	1,030	N/A	48
Class A	1,490,590	N/A	N/A	10,630
Class C	61,218	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$1.00	$9.17	$8.98	$9.93
Class M	1.00	N/A	N/A	9.93
I-2	1.00	N/A	8.98	9.93
I-3	N/A	N/A	N/A	9.93
Administrative Class	1.00	9.17	N/A	9.93
Class A	1.00	N/A	N/A	9.93
Class C	1.00	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2024	19

Statements of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Investment Income:

Interest	$112,345	$14,390	$14,610	$153,897
Dividends from Investments in Affiliates	0	762	0	118
Miscellaneous income	0	0	7	0
Total Income	112,345	15,152	14,617	154,015

Expenses:

Investment advisory fees	2,509	817	875	5,562
Supervisory and administrative fees	2,980	816	962	4,225
Distribution and/or servicing fees - Administrative Class	0	23	N/A	1
Distribution and/or servicing fees - Class A	0	N/A	N/A	311
Trustee fees	12	2	2	19
Interest expense	0	56	396	655
Miscellaneous expense	103	0	0	4
Total Expenses	5,604	1,714	2,235	10,777
Waiver and/or Reimbursement by PIMCO	(10)	0	0	(38)
Net Expenses	5,594	1,714	2,235	10,739

Net Investment Income (Loss)	106,751	13,438	12,382	143,276

Net Realized Gain (Loss):

Investments in securities	18	412	(4,139)	(5,464)
Investments in Affiliates	0	(1)	0	2
Exchange-traded or centrally cleared financial derivative instruments	0	(1,213)	(2,401)	3,256
Over the counter financial derivative instruments	0	175	2,244	1,618
Foreign currency	0	0	143	0

Net Realized Gain (Loss)	18	(627)	(4,153)	(588)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	0	551	4,928	22,485
Investments in Affiliates	0	160	0	1
Exchange-traded or centrally cleared financial derivative instruments	0	(1,814)	604	6,311
Over the counter financial derivative instruments	0	(51)	(386)	0
Foreign currency assets and liabilities	0	0	(42)	0

Net Change in Unrealized Appreciation (Depreciation)	0	(1,154)	5,104	28,797

Net Increase (Decrease) in Net Assets Resulting from Operations	$106,769	$11,657	$13,333	$171,485

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Low Duration Fund II		PIMCO Low Duration ESG Fund		PIMCO Short Asset Investment Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$106,751	$36,481	$13,438	$8,227	$12,382	$8,951	$143,276	$80,092
Net realized gain (loss)	18	(94)	(627)	(8,208)	(4,153)	(11,020)	(588)	(19,562)
Net change in unrealized appreciation (depreciation)	0	0	(1,154)	(1,989)	5,104	(2,043)	28,797	6,130

Net Increase (Decrease) in Net Assets Resulting from Operations	106,769	36,387	11,657	(1,970)	13,333	(4,112)	171,485	66,660

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(32,749)	(13,575)	(12,856)	(8,344)	(7,769)	(8,553)	(128,494)	(72,727)
Class M	(13,895)	(5,323)	N/A	N/A	N/A	N/A	(1)	(148)
I-2	(928)	(420)	N/A	N/A	(2,447)	(2,955)	(8,894)	(5,703)
I-3	N/A	N/A	N/A	N/A	N/A	N/A	(862)	(406)
Administrative Class	(1,677)	(2,549)	(350)	(205)	N/A	N/A	(23)	(24)
Class A	(55,216)	(13,674)	N/A	N/A	N/A	N/A	(6,047)	(4,174)
Class C	(2,302)	(911)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	(932)	0	0	0
Class M	0	0	N/A	N/A	N/A	N/A	0	0
I-2	0	0	N/A	N/A	(303)	0	0	0
I-3	N/A	N/A	N/A	N/A	N/A	N/A	0	0
Administrative Class	0	0	0	0	N/A	N/A	0	0
Class A	0	0	N/A	N/A	N/A	N/A	0	0
Class C	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(106,767)	(36,452)	(13,206)	(8,549)	(11,451)	(11,508)	(144,321)	(83,182)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	596,618	777,407	14,156	(28,234)	(83,568)	(20,696)	(416,693)	(413,615)

Total Increase (Decrease) in Net Assets	596,620	777,342	12,607	(38,753)	(81,686)	(36,316)	(389,529)	(430,137)

Net Assets:

Beginning of year	2,077,940	1,300,598	309,212	347,965	404,921	441,237	2,835,821	3,265,958
End of year	$2,674,560	$2,077,940	$321,819	$309,212	$323,235	$404,921	$2,446,292	$2,835,821

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2024	21

Schedule of Investments	PIMCO Government Money Market Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 150.3%

SHORT-TERM INSTRUMENTS 150.3%

REPURCHASE AGREEMENTS (a) 150.3%
$4,021,102

Total Short-Term Instruments (Cost $4,021,102)	4,021,102

Total Investments in Securities (Cost $4,021,102)	4,021,102

Total Investments 150.3% (Cost $4,021,102)	$4,021,102

Other Assets and Liabilities, net (50.3)%	(1,346,542)

Net Assets 100.0%	$2,674,560

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BNY	5.300%	03/28/2024	04/01/2024	$17,000	U.S. Treasury Bonds 3.125% - 4.250% due 05/15/2039 -11/15/2041	$(11)	$17,000	$17,010
					U.S. Treasury Notes 0.375% due 08/15/2024	(16,999)
BOS	5.430	03/28/2024	04/01/2024	600,000	U.S. Treasury Bonds 3.875% - 4.750% due 08/15/2040 -02/15/2041	(613,390)	600,000	600,362
	5.450	04/01/2024	04/02/2024	350,000	U.S. Treasury Bonds 2.250% - 4.125% due 05/15/2041 -08/15/2053	(357,125)	350,000	350,000
BPS	5.430	03/28/2024	04/01/2024	600,000	U.S. Treasury Notes 0.500% - 2.875% due 06/30/2027 -05/15/2028	(611,952)	600,000	600,362
	5.450	04/01/2024	04/02/2024	350,000	U.S. Treasury Notes 2.125% due 05/15/2025	(357,257)	350,000	350,000
FICC	2.600	03/28/2024	04/01/2024	2,902	U.S. Treasury Notes 5.000% due 09/30/2025	(2,960)	2,902	2,903
	5.330	03/28/2024	04/01/2024	70,000	U.S. Treasury Bonds 4.250% due 02/15/2054	(71,400)	70,000	70,041
JPS	5.430	03/28/2024	04/01/2024	350,000	U.S. Treasury Notes 4.250% - 5.000% due 09/30/2025 -12/31/2025	(356,306)	350,000	350,211
	5.450	04/01/2024	04/02/2024	350,000	U.S. Treasury Notes 4.250% due 12/31/2025	(357,004)	350,000	350,000
SAL	5.360	03/28/2024	04/01/2024	133,600	U.S. Treasury Notes 4.875% due 11/30/2025	(138,460)	133,600	133,680
	5.430	03/28/2024	04/01/2024	417,600	U.S. Treasury Notes 0.750% due 04/30/2026	(426,999)	417,600	417,852
SCX	5.430	03/28/2024	04/01/2024	350,000	U.S. Treasury Bonds 2.250% - 4.125% due 02/15/2042 -08/15/2053	(234,163)	350,000	350,211
					U.S. Treasury Notes 2.750% due 05/31/2029	(123,560)
	5.450	04/01/2024	04/02/2024	350,000	U.S. Treasury Bonds 2.000% - 4.125% due 08/15/2043 -08/15/2053	(322,622)	350,000	350,000
					U.S. Treasury Notes 2.750% due 05/31/2029	(34,118)
TDM	5.410	03/28/2024	04/01/2024	80,000	U.S. Treasury Bonds 2.375% due 11/15/2049	(34,846)	80,000	80,048
					U.S. Treasury Notes 4.875% due 11/30/2025	(48,023)

Total Repurchase Agreements						$(4,107,195)	$4,021,102	$4,022,680

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BNY	$17,010	$0	$0	$17,010	$(17,010)	$0
BOS	950,362	0	0	950,362	(970,515)	(20,153)
BPS	950,362	0	0	950,362	(969,209)	(18,847)
FICC	72,944	0	0	72,944	(74,360)	(1,416)
JPS	700,211	0	0	700,211	(713,310)	(13,099)
SAL	551,532	0	0	551,532	(565,459)	(13,927)
SCX	700,211	0	0	700,211	(714,463)	(14,252)
TDM	80,048	0	0	80,048	(82,869)	(2,821)

Total Borrowings and Other Financing Transactions	$4,022,680	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$4,021,102	$0	$4,021,102

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	23

Schedule of Investments	PIMCO Low Duration Fund II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.2%

CORPORATE BONDS & NOTES 7.3%

BANKING & FINANCE 5.5%

American Honda Finance Corp.
5.000% due 05/23/2025	$800	$797

Camden Property Trust
3.500% due 09/15/2024	1,100	1,089

Capital One Financial Corp.
2.636% due 03/03/2026 •	1,100	1,069
4.166% due 05/09/2025 •	900	898
4.250% due 04/30/2025	500	493

Citigroup, Inc.
6.045% (SOFRRATE + 0.694%) due 01/25/2026 ~	800	801

Equitable Financial Life Global Funding
0.800% due 08/12/2024	1,300	1,278

GA Global Funding Trust
0.800% due 09/13/2024	1,000	979
3.850% due 04/11/2025	1,000	982

Goldman Sachs Group, Inc.
5.798% due 08/10/2026 •	1,600	1,606

JPMorgan Chase & Co.
6.129% (SOFRRATE + 0.765%) due 09/22/2027 ~	1,000	1,000

Metropolitan Life Global Funding
0.950% due 07/02/2025	1,300	1,234

Morgan Stanley
2.630% due 02/18/2026 •	2,900	2,823

Pricoa Global Funding
4.200% due 08/28/2025	900	888

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •	800	801

Wells Fargo Bank NA
5.254% due 12/11/2026	800	803

		17,541

INDUSTRIALS 1.2%

AbbVie, Inc.
4.800% due 03/15/2027	1,000	1,001

American Airlines Pass-Through Trust
3.575% due 07/15/2029	965	905

Daimler Truck Finance North America LLC
6.111% (SOFRRATE + 0.750%) due 12/13/2024 ~	1,000	1,004

Hyundai Capital America
5.300% due 03/19/2027	1,000	1,000

		3,910

UTILITIES 0.6%

Niagara Mohawk Power Corp.
4.278% due 12/15/2028	1,100	1,050

Southern California Edison Co.
5.350% due 03/01/2026	900	902

		1,952

Total Corporate Bonds & Notes (Cost $23,923)		23,403

U.S. GOVERNMENT AGENCIES 29.7%

Fannie Mae
0.815% due 01/25/2040 •(a)	610	49
2.000% due 06/25/2042	1,040	957
4.000% due 01/25/2033	3	3
4.449% due 09/01/2028 •	4	4
4.500% due 01/01/2036	133	130
4.776% due 12/25/2042 ~	29	28
4.897% due 06/01/2035 •	51	50
5.710% due 01/01/2035 •	20	20
5.780% due 05/01/2038 •	101	103
5.854% due 10/01/2027 •	488	485
5.885% due 10/25/2030 •	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.953% due 07/01/2035 •	$3	$3
6.281% due 07/01/2042 •	27	27
6.331% due 09/01/2041 •	69	69
6.394% due 11/01/2034 •	66	68
6.481% due 08/01/2030 •	27	26

Freddie Mac
0.000% due 05/15/2037 (b)(c)	49	44
0.650% due 10/22/2025 - 10/27/2025	10,600	9,928
0.680% due 08/06/2025	8,300	7,842
0.800% due 10/28/2026	2,600	2,363
0.987% due 08/15/2044 •	228	222
1.017% due 04/15/2037 •(a)	560	48
2.000% due 11/15/2026	15	15
2.920% due 01/25/2026	250	244
3.000% due 01/01/2027	22	21
3.250% due 10/25/2063	818	803
3.590% due 01/25/2025 ~	1,184	1,168
4.000% due 08/01/2048	1,022	967
5.487% due 07/01/2035 •	10	10
5.500% due 01/25/2047	477	471
5.764% due 09/25/2024 •	108	108
5.793% due 12/15/2042 •	326	321
5.798% due 07/15/2044 •	269	267
5.983% due 07/15/2041 •	299	296
6.153% due 05/15/2037 •	121	121
6.289% due 02/25/2045 •	193	185
6.500% due 07/25/2043	268	273

Ginnie Mae
3.625% (H15T1Y + 1.500%) due 07/20/2025 ~	2	2
3.625% due 07/20/2030 •	14	14
3.750% (H15T1Y + 1.500%) due 10/20/2025 ~	11	11
3.875% (H15T1Y + 1.500%) due 06/20/2025 ~	1	1
3.875% due 04/20/2027 - 05/20/2027 •	14	14
4.500% due 08/20/2048	957	932
5.659% due 09/20/2067 •	1,229	1,238
5.923% due 06/20/2065 •	114	114
5.944% due 07/20/2067 •	587	584
6.044% due 03/20/2065 •	882	877
6.074% due 03/20/2065 •	784	781
6.214% due 10/20/2066 •	507	509
6.244% due 05/20/2066 - 07/20/2066 •	573	572
6.294% due 04/20/2066 •	657	656
6.344% due 04/20/2066 - 09/20/2069 •	1,148	1,145
6.479% due 11/20/2072 •	499	507
6.489% due 11/20/2072 •	609	619
6.694% due 08/20/2070 •	1,130	1,158

Uniform Mortgage-Backed Security
3.000% due 12/01/2026 - 04/01/2052	15,978	13,901
3.500% due 07/01/2047 - 11/01/2047	4,971	4,514
4.000% due 08/01/2048 - 08/01/2052	8,945	8,309
4.500% due 04/01/2024 - 07/01/2025	46	46
5.000% due 06/01/2053 - 08/01/2053	4,179	4,079

Uniform Mortgage-Backed Security, TBA
4.500% due 05/01/2054	8,900	8,479
5.000% due 05/01/2054	17,100	16,691
5.500% due 05/01/2054	2,000	1,990

Total U.S. Government Agencies (Cost $99,532)		95,489

U.S. TREASURY OBLIGATIONS 18.8%

U.S. Treasury Inflation Protected Securities (d)
0.625% due 07/15/2032	2,335	2,119
1.125% due 01/15/2033	2,174	2,040

U.S. Treasury Notes
3.625% due 05/15/2026	40,200	39,409
3.875% due 04/30/2025	5,100	5,040

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 01/15/2026	$7,400	$7,295
4.125% due 01/31/2025	4,800	4,761

Total U.S. Treasury Obligations (Cost $61,500)		60,664

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.1%

280 Park Avenue Mortgage Trust
6.498% due 09/15/2034 •	900	884

Atrium Hotel Portfolio Trust
6.553% due 12/15/2036 •	872	848

Austin Fairmont Hotel Trust
6.423% due 09/15/2032 •	900	896

BAMLL Commercial Mortgage Securities Trust
6.423% due 04/15/2036 •	900	900
6.490% due 09/15/2038 •	900	865

Banc of America Funding Trust
5.157% due 05/25/2035 ~	118	109

Barclays Commercial Mortgage Securities Trust
3.662% due 04/15/2055 ~	1,700	1,536
6.623% due 07/15/2037 •	900	889

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 «~	2	1
5.017% due 02/25/2036 «~	3	2
5.711% due 01/25/2034 ~	20	19

Bear Stearns ALT-A Trust
5.138% due 05/25/2035 ~	100	94

Beneria Cowen & Pritzer Collateral Funding Corp.
6.239% due 06/15/2038 •	900	857

BX Trust
6.075% due 04/15/2039 •	408	403
6.423% due 05/15/2030 •	900	900
6.527% due 10/15/2036 •	900	894

Citigroup Mortgage Loan Trust
6.236% due 09/25/2035 •	9	8
7.560% due 09/25/2035 •	14	14

Colony Mortgage Capital Ltd.
6.565% due 11/15/2038 •	900	890

Commercial Mortgage Trust
6.373% due 06/15/2034 •	900	853
6.740% due 12/15/2038 •	740	683

Countrywide Home Loan Mortgage Pass-Through Trust
4.706% due 11/25/2034 ~	27	24
5.077% due 02/20/2035 «~	5	5
7.940% due 02/20/2036 •	168	151

Credit Suisse First Boston Mortgage Securities Corp.
6.065% due 03/25/2032 ~	12	11

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.215% due 11/25/2061 ~	274	268
6.840% due 07/15/2038 •	100	90

CRSNT Commercial Mortgage Trust
6.264% due 04/15/2036 •	1,300	1,268

DROP Mortgage Trust
6.589% due 10/15/2043 •	1,100	1,059

Extended Stay America Trust
6.519% due 07/15/2038 •	823	823

Ginnie Mae
6.119% due 04/20/2072 •	503	495
6.219% due 01/20/2073 •	509	510
6.219% due 08/20/2073 •	1,129	1,133
6.319% due 05/20/2073 •	1,013	1,022
6.419% due 05/20/2073 •	1,090	1,106
6.469% due 05/20/2073 •	791	803
6.819% due 08/20/2071 •	496	502

GS Mortgage Securities Trust
3.206% due 02/10/2048	276	274

GS Mortgage-Backed Securities Trust
2.500% due 04/25/2052 ~	821	664
2.500% due 08/25/2052 ~	882	711
3.000% due 09/25/2052 ~	907	762

GSR Mortgage Loan Trust
4.092% due 06/25/2034 «~	138	127
5.063% due 09/25/2035 ~	96	90

Hawaii Hotel Trust
6.523% due 05/15/2038 •	1,300	1,296

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
6.144% due 02/25/2036 •	$314	$291

JP Morgan Chase Commercial Mortgage Securities Trust
6.789% due 12/15/2036 •	900	723

JP Morgan Mortgage Trust
6.138% due 04/25/2035 «~	19	19

MASTR Adjustable Rate Mortgages Trust
5.371% due 11/21/2034 ~	161	150

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
6.300% due 08/15/2032 •	304	280

Merrill Lynch Mortgage Investors Trust
5.446% due 02/25/2035 ~	49	46

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048	1,554	1,523

New Orleans Hotel Trust
6.362% due 04/15/2032 •	900	879

OBX Trust
3.000% due 01/25/2052 ~	773	649
5.000% due 10/25/2051 •	842	782

One Market Plaza Trust
3.614% due 02/10/2032	1,315	1,215

Prime Mortgage Trust
5.844% due 02/25/2034 •	7	6

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •	1,900	1,852

Structured Asset Mortgage Investments Trust
3.905% due 06/25/2029 «~	19	18
5.704% due 03/25/2037 •	106	40
5.941% due 07/19/2035 •	30	28
6.101% due 09/19/2032 •	10	10
6.201% due 05/19/2035 «•	323	304

UWM Mortgage Trust
5.000% due 12/25/2051 •	858	798

Waikiki Beach Hotel Trust
6.673% due 12/15/2033 •	1,250	1,236

WaMu Mortgage Pass-Through Certificates Trust
5.984% due 07/25/2045 •	26	25
5.984% due 12/25/2045 •	27	27
6.024% due 10/25/2045 •	18	17
6.159% due 01/25/2046 •	131	120
6.489% due 06/25/2042 •	7	6

Wells Fargo Commercial Mortgage Trust
6.450% due 02/15/2037 •	900	897

Wells Fargo Mortgage-Backed Securities Trust
3.933% due 11/25/2048 ~	811	760

Wells Fargo-RBS Commercial Mortgage Trust
3.995% due 05/15/2047	519	517

Total Non-Agency Mortgage-Backed Securities (Cost $40,291)		38,957

ASSET-BACKED SECURITIES 7.8%

Asset-Backed Securities Corp. Home Equity Loan Trust
7.090% due 03/15/2032 «•	36	35

Bank of America Auto Trust
5.830% due 05/15/2026	394	395

BDS Ltd.
7.126% due 03/19/2039 •	1,700	1,694

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital One Multi-Asset Execution Trust
4.950% due 10/15/2027	$1,000	$997
6.020% due 07/15/2027 •	900	902

CarMax Auto Owner Trust
3.490% due 02/16/2027	623	614

Carvana Auto Receivables Trust
5.420% due 04/10/2028	1,000	999

Chase Auto Owner Trust
5.480% due 04/26/2027	800	801

Citibank Credit Card Issuance Trust
6.045% due 08/07/2027 •	900	903
6.063% due 04/22/2026 •	900	900

Credit-Based Asset Servicing & Securitization Trust
5.564% due 11/25/2036 •	11	5

Discover Card Execution Note Trust
6.040% due 12/15/2026 •	900	901

Enterprise Fleet Financing LLC
3.030% due 01/20/2028	206	203
4.380% due 07/20/2029	1,207	1,195
5.760% due 10/22/2029	462	462

Exeter Automobile Receivables Trust
6.070% due 12/15/2025	349	349

Ford Credit Auto Owner Trust
4.850% due 08/15/2035	500	498
6.079% due 08/15/2025 •	329	329

Fremont Home Loan Trust
5.504% due 01/25/2037 •	6	3

FS Rialto Issuer LLC
7.219% due 01/19/2039 •	1,100	1,098

GLS Auto Receivables Issuer Trust
4.590% due 05/15/2026	159	159

GSAMP Trust
5.514% due 12/25/2036 •	43	21

Hertz Vehicle Financing LLC
3.730% due 09/25/2026	900	880

HSI Asset Loan Obligation Trust
4.812% due 12/25/2036 •	72	21

Hyundai Auto Lease Securitization Trust
4.340% due 01/15/2025	76	76

LAD Auto Receivables Trust
5.210% due 06/15/2027	431	429

LL ABS Trust
3.760% due 11/15/2029	52	52

M&T Bank Auto Receivables Trust
5.590% due 02/17/2032	700	700

MF1 LLC
7.476% due 06/19/2037 •	900	901

MMAF Equipment Finance LLC
5.570% due 09/09/2025	66	66

Mosaic Solar Loan Trust
2.640% due 01/20/2053	700	598

Navient Private Education Loan Trust
6.890% due 07/16/2040 •	519	521

Pagaya AI Debt Selection Trust
6.258% due 10/15/2031	700	700

Ready Capital Mortgage Financing LLC
6.444% due 04/25/2038 •	251	251
6.644% due 11/25/2036 •	622	618

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Drive Auto Receivables Trust
5.810% due 01/15/2026	$50	$50
5.870% due 03/16/2026	419	419

Securitized Asset-Backed Receivables LLC Trust
5.564% due 12/25/2036 •	81	19

SMB Private Education Loan Trust
3.940% due 02/16/2055	608	578
5.670% due 11/15/2052	676	682
6.769% due 02/16/2055 •	608	610

SoFi Consumer Loan Program Trust
5.810% due 05/15/2031	173	173

Stonepeak ABS
2.301% due 02/28/2033	486	452

Synchrony Card Funding LLC
5.740% due 10/15/2029	1,000	1,016

Towd Point HE Trust
0.918% due 02/25/2063 ~	209	200

VMC Finance LLC
7.219% due 02/18/2039 •	1,788	1,746

Total Asset-Backed Securities (Cost $25,558)		25,221

SHORT-TERM INSTRUMENTS 42.5%

COMMERCIAL PAPER 0.4%

CRH America Finance, Inc.
5.480% due 04/05/2024	1,250	1,249

REPURCHASE AGREEMENTS (f) 42.1%
		135,552

Total Short-Term Instruments (Cost $136,801)		136,801

Total Investments in Securities (Cost $387,605)		380,535

	SHARES
INVESTMENTS IN AFFILIATES 8.6%

SHORT-TERM INSTRUMENTS 8.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.6%

PIMCO Short Asset Portfolio	1,181,681	11,509

PIMCO Short-Term Floating NAV Portfolio III	1,655,270	16,101

Total Short-Term Instruments (Cost $27,611)		27,610

Total Investments in Affiliates (Cost $27,611)		27,610

Total Investments 126.8% (Cost $415,216)		$408,145

Financial Derivative Instruments (g)(h) (0.1)% (Cost or Premiums, net $293)		(191)

Other Assets and Liabilities, net (26.7)%		(86,135)

Net Assets 100.0%		$321,819

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	25

Schedule of Investments	PIMCO Low Duration Fund II	(Cont.)

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	Zero coupon security.

(d)	Principal amount of security is adjusted for inflation.

(e)	Restricted Securities.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.400%	03/28/2024	04/01/2024	$53,900	U.S. Treasury Notes 0.250% due 09/30/2025	$(54,894)	$53,900	$53,932
FICC	2.600	03/28/2024	04/01/2024	1,052	U.S. Treasury Notes 5.000% due 09/30/2025	(1,073)	1,052	1,052
SAL	5.400	03/28/2024	04/01/2024	18,400	U.S. Treasury Notes 0.875% due 06/30/2026	(18,800)	18,400	18,411
	5.420	04/01/2024	04/02/2024	62,200	U.S. Treasury Notes 0.375% due 11/30/2025	(64,073)	62,200	62,200

Total Repurchase Agreements						$(138,840)	$135,552	$135,595

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (6.6)%
Uniform Mortgage-Backed Security, TBA	3.000%	05/01/2054	$15,100	$(13,070)	$(13,007)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2054	5,200	(4,676)	(4,657)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2054	3,900	(3,596)	(3,614)

Total Short Sales (6.6)%				$(21,342)	$(21,278)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$53,932	$0	$0	$53,932	$(54,894)	$(962)
FICC	1,052	0	0	1,052	(1,073)	(21)
SAL	80,611	0	0	80,611	(82,873)	(2,262)

Total Borrowings and Other Financing Transactions	$135,595	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(185) at a weighted average interest rate of 5.056%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$109.000	04/26/2024	3	$	3	$(1)	$(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	3		3	(1)	0

Total Written Options						$(2)	$(1)

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	1,009	$206,325	$(203)	$0	$(205)
U.S. Treasury 5-Year Note June Futures	06/2024	183	19,584	16	0	(22)

				$(187)	$0	$(227)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2024	161	$(17,838)	$(110)	$13	$0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	216	(24,756)	(176)	0	(3)

				$(286)	$13	$(3)

Total Futures Contracts				$(473)	$13	$(230)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	4.715%	Annual	09/13/2024	$	7,400	$(21)	$(30)	$(51)	$0	$(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	09/14/2024		1,210	0	(14)	(14)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.750	Annual	09/14/2024		4,100	0	(27)	(27)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.088	Annual	11/07/2024		4,300	(31)	(66)	(97)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/11/2024		3,700	(12)	(45)	(57)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027		6,100	(126)	(409)	(535)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		600	(1)	(6)	(7)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		4,200	0	47	47	7	0
Pay	1-Day USD-SOFR Compounded-OIS	3.940	Annual	02/22/2029		1,700	(4)	(3)	(7)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		400	(2)	(9)	(11)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		900	(3)	(27)	(30)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		400	(1)	(8)	(9)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/22/2030		400	(1)	(6)	(7)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.582	Annual	10/31/2030		2,600	0	52	52	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.623	Annual	10/31/2030		500	0	9	9	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.664	Annual	10/31/2030		300	0	5	5	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.677	Annual	10/31/2030		300	0	4	4	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.689	Annual	10/31/2030		1,200	0	17	17	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030		500	0	7	7	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.722	Annual	10/31/2030		1,100	0	13	13	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.735	Annual	10/31/2030		800	0	9	9	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030		400	0	4	4	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		4,380	452	186	638	5	0

Total Swap Agreements							$250	$(297)	(47)	$22	$(23)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$13	$22	$35	$(1)	$(230)	$(23)	$(254)

Cash of $2,409 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	27

Schedule of Investments	PIMCO Low Duration Fund II	(Cont.)

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750%	10/31/2024	7,400	$6	$12
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500	02/13/2025	4,100	62	40

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/10/2024	13,200	8	11

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	07/08/2025	37,900	45	50

Total Purchased Options							$121	$113

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697%	04/02/2024	3,400	$ (27)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	3,400	(27)	(77)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	1,000	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	1,000	(2)	0

							$(58)	$(77)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$95.156	04/04/2024	800	$(3)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.156	04/04/2024	800	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	700	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	700	(2)	(4)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.906	04/04/2024	800	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.672	05/06/2024	300	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.672	05/06/2024	300	(1)	(2)

					$(18)	$(8)

Total Written Options					$(76)	$(85)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
DUB	$0	$52	$0	$52	$0	$0	$0	$0	$52	$0	$52
GLM	0	11	0	11	0	(77)	0	(77)	(66)	0	(66)
JPM	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
MSC	$0	$0	$0	$0	$0	$(3)	$0	$(3)	(3)	0	(3)
MYC	0	50	0	50	0	0	0	0	50	0	50

Total Over the Counter	$0	$113	$0	$113	$0	$(85)	$0	$(85)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	0	0	0	22	22

	$0	$0	$0	$0	$35	$35

Over the counter
Purchased Options	$0	$0	$0	$0	$113	$113

	$0	$0	$0	$0	$148	$148

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	230	230
Swap Agreements	0	0	0	0	23	23

	$0	$0	$0	$0	$254	$254

Over the counter
Written Options	$0	$0	$0	$0	$85	$85

	$0	$0	$0	$0	$339	$339

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$47	$47
Futures	0	0	0	0	(1,309)	(1,309)
Swap Agreements	0	0	0	0	49	49

	$0	$0	$0	$0	$(1,213)	$(1,213)

Over the counter
Purchased Options	$0	$0	$0	$0	$49	$49
Written Options	0	0	0	0	126	126

	$0	$0	$0	$0	$175	$175

	$0	$0	$0	$0	$(1,038)	$(1,038)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$151	$151
Futures	0	0	0	0	(1,865)	(1,865)
Swap Agreements	0	0	0	0	(100)	(100)

	$0	$0	$0	$0	$(1,814)	$(1,814)

Over the counter
Purchased Options	$0	$0	$0	$0	$4	$4
Written Options	0	0	0	0	(55)	(55)

	$0	$0	$0	$0	$(51)	$(51)

	$0	$0	$0	$0	$(1,865)	$(1,865)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	29

Schedule of Investments	PIMCO Low Duration Fund II	(Cont.)	March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$17,541	$0	$17,541
Industrials	0	3,910	0	3,910
Utilities	0	1,952	0	1,952
U.S. Government Agencies	0	95,489	0	95,489
U.S. Treasury Obligations	0	60,664	0	60,664
Non-Agency Mortgage-Backed Securities	0	38,481	476	38,957
Asset-Backed Securities	0	25,186	35	25,221
Short-Term Instruments
Commercial Paper	0	1,249	0	1,249
Repurchase Agreements	0	135,552	0	135,552

	$0	$380,024	$511	$380,535

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$27,610	$0	$0	$27,610

Total Investments	$27,610	$380,024	$511	$408,145

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(21,278)	$0	$(21,278)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	35	0	35
Over the counter	0	113	0	113

	$0	$148	$0	$148

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(254)	0	(254)
Over the counter	0	(85)	0	(85)

	$0	$(339)	$0	$(339)

Total Financial Derivative Instruments	$0	$(191)	$0	$(191)

Totals	$27,610	$358,555	$511	$386,676

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Low Duration ESG Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.9%

CORPORATE BONDS & NOTES 20.0%

BANKING & FINANCE 14.9%

American Honda Finance Corp.
6.018% due 01/10/2025 •		$800	$802

Asian Development Bank
6.000% due 02/05/2026	BRL	11,000	2,086
6.550% due 01/26/2025	ZAR	32,000	1,657

Bank of America Corp.
0.981% due 09/25/2025 •		$1,700	1,661
1.530% due 12/06/2025 •		1,200	1,166

Bank of Ireland Group PLC
6.253% due 09/16/2026 •		3,000	3,020

Barclays PLC
2.852% due 05/07/2026 •		900	873
7.325% due 11/02/2026 •		800	820

BPCE SA
5.975% due 01/18/2027 •		400	401
6.612% due 10/19/2027 •		800	817

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		2,400	2,246

CTP NV
0.625% due 09/27/2026	EUR	1,100	1,095

Digital Dutch Finco BV
0.625% due 07/15/2025		2,000	2,069

Equinix, Inc.
1.000% due 09/15/2025		$1,500	1,403

Equitable Financial Life Global Funding
1.300% due 07/12/2026		1,700	1,544

European Bank for Reconstruction & Development
1.625% due 09/27/2024		2,800	2,748

HAT Holdings LLC
3.375% due 06/15/2026		850	801

ING Groep NV
1.400% due 07/01/2026 •		3,100	2,945

International Bank for Reconstruction & Development
5.310% due 02/05/2026	ZAR	26,000	1,305

Intesa Sanpaolo SpA
0.750% due 12/04/2024	EUR	2,000	2,115

JPMorgan Chase & Co.
6.070% due 10/22/2027 •		$1,000	1,021

Metropolitan Life Global Funding
0.950% due 07/02/2025		2,000	1,898

Morgan Stanley
6.138% due 10/16/2026 •		1,600	1,619

Norinchukin Bank
1.284% due 09/22/2026		2,200	1,999
5.430% due 03/09/2028		600	608

OneMain Finance Corp.
3.500% due 01/15/2027		1,600	1,487

Pacific Life Global Funding
1.375% due 04/14/2026		1,900	1,759

Santander U.K. Group Holdings PLC
6.833% due 11/21/2026 •		1,200	1,220

Sumitomo Mitsui Financial Group, Inc.
5.464% due 01/13/2026		1,200	1,205

Sumitomo Mitsui Trust Bank Ltd.
5.500% due 03/09/2028		400	407

Toronto-Dominion Bank
5.264% due 12/11/2026		1,200	1,208

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •		900	901

UBS Group AG
5.711% due 01/12/2027 •		1,300	1,304

			48,210

INDUSTRIALS 1.6%

Hyundai Capital America
5.800% due 06/26/2025		600	601

JSW Hydro Energy Ltd.
4.125% due 05/18/2031		886	786

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tesco Corporate Treasury Services PLC
2.500% due 07/01/2024	EUR	1,300	$1,398

Weir Group PLC
2.200% due 05/13/2026		$2,500	2,321

			5,106

UTILITIES 3.5%

AES Corp.
5.450% due 06/01/2028		1,000	998

Avangrid, Inc.
3.150% due 12/01/2024		3,400	3,343

Electricite de France SA
3.625% due 10/13/2025		500	487

Enel Finance International NV
1.375% due 07/12/2026		1,500	1,373
4.250% due 06/15/2025		2,200	2,166
6.800% due 10/14/2025		1,000	1,020

ReNew Wind Energy AP2
4.500% due 07/14/2028		1,200	1,099

Southern Power Co.
0.900% due 01/15/2026		1,000	926

			11,412

Total Corporate Bonds & Notes (Cost $67,933)			64,728

MUNICIPAL BONDS & NOTES 1.6%

CALIFORNIA 1.2%

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.020% due 06/01/2024		3,000	2,983

California Health Facilities Financing Authority Revenue Notes, Series 2020
1.168% due 06/01/2026		1,000	927

			3,910

NEW YORK 0.4%

New York City Housing Development Corp. Revenue Notes, Series 2021
0.517% due 11/01/2024		100	97
0.823% due 05/01/2025		225	215
0.923% due 11/01/2025		250	234
1.023% due 05/01/2026		650	601
1.123% due 11/01/2026		250	228

			1,375

Total Municipal Bonds & Notes (Cost $5,475)			5,285

U.S. GOVERNMENT AGENCIES 36.9%

Fannie Mae
0.700% due 07/30/2025		8,200	7,763
1.000% due 01/25/2043		4	3
3.500% due 02/25/2043 (a)		208	12
4.528% due 08/01/2029 •		2	2
4.776% due 12/25/2042 ~		3	3
5.000% due 01/25/2040 - 07/25/2040		86	86
5.315% due 05/01/2035 •		1	1
5.512% due 11/01/2034 •		2	2
5.750% due 10/25/2035		3	3
5.785% due 09/25/2042 •		25	24
5.854% due 10/01/2027 •		975	970
5.875% due 11/01/2035 •		4	4
5.948% due 02/01/2031 •		2	2
5.953% due 07/01/2035 •		1	1
5.972% due 08/01/2035 •		20	20
6.281% due 07/01/2042 •		5	5
6.331% due 09/01/2041 •		13	13
6.854% due 11/01/2035 •		3	3

Freddie Mac
0.650% due 10/22/2025 - 10/27/2025		8,200	7,679
0.680% due 08/06/2025		8,200	7,747
0.800% due 10/28/2026		1,700	1,545

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.826% due 02/25/2031	$2,851	$2,431
0.987% due 08/15/2044 •	107	105
1.148% due 09/25/2030 ~(a)	13,853	782
2.000% due 11/15/2026	6	6
2.875% due 04/25/2026	1,900	1,825
2.939% due 04/25/2029	1,900	1,747
3.000% due 01/01/2027	22	21
3.590% due 01/25/2025 ~	1,421	1,401
4.000% due 06/01/2048	377	358
5.000% due 10/01/2033	2	2
5.487% due 07/01/2035 •	2	2
5.494% due 06/01/2035 •	10	10
5.793% due 12/15/2042 •	376	371
6.069% due 08/01/2035 •	6	7
6.143% due 10/15/2037 •	22	22
6.289% due 02/25/2045 •	11	11
6.500% due 07/25/2043	33	33

Ginnie Mae
3.500% due 05/20/2049 - 08/20/2049	1,660	1,523
3.625% due 02/20/2032 •	3	3
3.875% due 06/20/2027 •	2	2
4.000% due 05/20/2030 •	4	4
4.000% due 06/20/2048	589	553
5.431% due 06/20/2067 •	377	379
5.616% due 06/20/2067 •	246	248
5.740% due 10/20/2043 •	266	251
5.904% due 02/20/2067 •	181	181
5.913% due 04/20/2065 •	41	41
5.923% due 06/20/2065 •	57	57
5.944% due 07/20/2067 •	277	276
6.024% due 05/20/2066 •	29	29
6.044% due 04/20/2065 •	367	365
6.074% due 03/20/2065 •	750	747
6.094% due 11/20/2065 •	55	55
6.164% due 02/20/2066 •	59	59
6.214% due 10/20/2066 •	390	391
6.279% due 08/20/2073 •	756	761
6.479% due 11/20/2072 •	3,690	3,749
6.489% due 11/20/2072 •	4,231	4,303

Uniform Mortgage-Backed Security
2.500% due 07/01/2050	1,692	1,409
3.000% due 12/01/2026 - 04/01/2052	14,663	12,777
4.000% due 08/01/2047 - 10/01/2053	6,478	6,015
4.500% due 07/01/2053 - 10/01/2053	16,204	15,435
5.000% due 04/01/2053 - 11/01/2053	28,903	28,215
5.500% due 01/01/2025 - 08/01/2053	835	833

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054	4,100	3,799
5.500% due 05/01/2054	1,800	1,791

Total U.S. Government Agencies (Cost $122,747)		119,273

U.S. TREASURY OBLIGATIONS 12.6%

U.S. Treasury Inflation Protected Securities (b)
0.625% due 07/15/2032	2,229	2,022
1.125% due 01/15/2033	2,070	1,943

U.S. Treasury Notes
3.625% due 05/15/2026 (d)	37,300	36,565
4.125% due 01/31/2025	14	14

Total U.S. Treasury Obligations (Cost $41,157)		40,544

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.0%

Banc of America Funding Trust
5.157% due 05/25/2035 ~	53	48

Banc of America Mortgage Trust
5.258% due 08/25/2034 «~	17	16
5.616% due 03/25/2033 «~	55	49

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033	2,200	2,073

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	31

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
5.711% due 01/25/2034 ~		$3	$3

Bear Stearns ALT-A Trust
4.870% due 09/25/2035 ~		6	3
5.138% due 05/25/2035 ~		18	17

Beast Mortgage Trust
6.490% due 03/15/2036 •		1,500	1,305

Beneria Cowen & Pritzer Collateral Funding Corp.
6.239% due 06/15/2038 •		2,200	2,094

BSREP Commercial Mortgage Trust
6.390% due 08/15/2038 •		3,507	3,363

BX Trust
6.075% due 04/15/2039 •		613	605

Citigroup Mortgage Loan Trust
5.514% due 01/25/2037 •		22	19
6.980% due 05/25/2035 •		1	1
7.780% due 10/25/2035 •		2	2

Countrywide Home Loan Mortgage Pass-Through Trust
4.706% due 11/25/2034 ~		10	9
5.077% due 02/20/2035 «~		2	2
7.940% due 02/20/2036 •		27	24

DROP Mortgage Trust
6.589% due 10/15/2043 •		2,200	2,119

Eurosail PLC
6.292% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	495	623

Extended Stay America Trust
6.519% due 07/15/2038 •		$3,474	3,475

First Horizon Alternative Mortgage Securities Trust
6.671% due 01/25/2035 «~		52	49

GCT Commercial Mortgage Trust
6.240% due 02/15/2038 •		1,700	1,427

Gemgarto PLC
5.812% due 12/16/2067 •	GBP	553	698

GMAC Mortgage Corp. Loan Trust
3.644% due 11/19/2035 ~		$4	3

Great Hall Mortgages PLC
5.754% due 06/18/2039 •		22	22

GS Mortgage-Backed Securities Trust
2.500% due 08/25/2052 ~		1,059	853

GSR Mortgage Loan Trust
4.092% due 06/25/2034 «~		5	4
4.437% due 11/25/2035 ~		16	14
5.063% due 09/25/2035 ~		14	13

JP Morgan Chase Commercial Mortgage Securities Trust
6.200% due 06/15/2038 •		2,200	2,169
6.240% due 04/15/2038 •		2,268	2,266

JP Morgan Mortgage Trust
5.750% due 01/25/2036		21	9

Morgan Stanley Capital Trust
6.519% due 07/15/2035 •		2,800	2,794
6.609% due 12/15/2038 •		1,100	1,043

One New York Plaza Trust
6.390% due 01/15/2036 •		2,200	2,147

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
6.004% due 12/25/2035 •		21	20

Prime Mortgage Trust
5.844% due 02/25/2034 •		1	1

Residential Mortgage Securities PLC
6.473% due 06/20/2070 •	GBP	613	775

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •		$2,200	2,144

Starwood Mortgage Trust
6.298% due 11/15/2036 •		1,840	1,826
6.490% due 04/15/2034 •		1,806	1,794

Structured Adjustable Rate Mortgage Loan Trust
6.489% due 01/25/2035 •		25	21
7.020% due 02/25/2034 ~		9	9

Structured Asset Mortgage Investments Trust
5.704% due 03/25/2037 •		38	15
5.941% due 07/19/2035 •		5	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.004% due 02/25/2036 •		$7	$6

SUMIT Mortgage Trust
2.789% due 02/12/2041		1,800	1,391
2.850% due 02/12/2041		300	225

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	261	$330
6.572% due 07/20/2045 •		1,196	1,511

VASA Trust
6.340% due 07/15/2039 •		$2,900	2,655

WaMu Mortgage Pass-Through Certificates Trust
5.984% due 12/25/2045 •		5	5
6.024% due 10/25/2045 •		30	29
6.184% due 11/25/2034 •		20	19
6.489% due 06/25/2042 •		3	3

Total Non-Agency Mortgage-Backed Securities (Cost $44,337)			42,144

ASSET-BACKED SECURITIES 8.4%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.554% due 03/25/2035 •		1,093	1,068

Arbor Realty Commercial Real Estate Notes Ltd.
6.790% due 11/15/2036 •		1,500	1,496

BMW Vehicle Lease Trust
5.720% due 07/27/2026 •		500	501
5.950% due 08/25/2025		909	910

Capital One Multi-Asset Execution Trust
4.950% due 10/15/2027		1,500	1,495

College Avenue Student Loans LLC
6.644% due 12/26/2047 •		1,986	1,980

Countrywide Asset-Backed Certificates Trust
5.864% due 01/25/2045 •		28	28
6.184% due 12/25/2034 •		866	849

Enterprise Fleet Financing LLC
5.760% due 10/22/2029		616	617

FHF Issuer Trust
5.690% due 02/15/2030		800	800

FHF Trust
4.430% due 01/18/2028		818	808
6.570% due 06/15/2028		779	783

Ford Credit Auto Owner Trust
6.079% due 08/15/2025 •		329	329

GE-WMC Mortgage Securities Trust
5.524% due 08/25/2036 «•		2	1

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048		1,759	1,387

Hertz Vehicle Financing LLC
5.490% due 06/25/2027		1,000	1,002
5.570% due 09/25/2029		1,000	1,009

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048		824	643

Massachusetts Educational Financing Authority
6.573% due 04/25/2038 •		7	7

Master Credit Card Trust
6.169% due 01/21/2027 •		1,000	1,005

MF1 Ltd.
6.521% due 10/16/2036 •		1,650	1,639

MMAF Equipment Finance LLC
5.570% due 09/09/2025		66	66

Morgan Stanley ABS Capital, Inc. Trust
5.544% due 07/25/2036 •		8	3

Mosaic Solar Loan Trust
2.640% due 01/20/2053		1,710	1,463

Nissan Auto Lease Trust
5.949% due 03/17/2025 •		428	428

NovaStar Mortgage Funding Trust
5.764% due 05/25/2036 •		90	88

Santander Drive Auto Receivables Trust
5.810% due 01/15/2026		62	62

Securitized Asset-Backed Receivables LLC Trust
5.564% due 12/25/2036 •		41	9

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Service Experts Issuer
2.670% due 02/02/2032		$781	$729

Structured Asset Investment Loan Trust
6.149% due 03/25/2034 •		42	42

Sunnova Sol Issuer LLC
2.790% due 02/22/2049		2,140	1,923
5.400% due 04/30/2058		492	480

Sunrun Demeter Issuer
2.270% due 01/30/2057		2,737	2,239

Tesla Auto Lease Trust
5.860% due 08/20/2025		1,270	1,272

Total Asset-Backed Securities (Cost $28,433)			27,161

SOVEREIGN ISSUES 1.3%

Development Bank of Japan, Inc.
0.875% due 10/10/2025	EUR	680	706

Hong Kong Government International Bond
2.500% due 05/28/2024		$1,800	1,792

Korea Government International Bond
2.000% due 06/19/2024		1,200	1,190

Korea Housing Finance Corp.
4.875% due 08/27/2027		400	401

Total Sovereign Issues (Cost $4,218)			4,089

SHORT-TERM INSTRUMENTS 7.1%

COMMERCIAL PAPER 0.3%

Southern California Edison Co.
5.530% due 04/11/2024		950	948

REPURCHASE AGREEMENTS (c) 6.8%
			22,062

Total Short-Term Instruments (Cost $23,011)			23,010

Total Investments in Securities (Cost $337,311)			326,234

Total Investments 100.9% (Cost $337,311)			$326,234

Financial Derivative Instruments (e)(f) (0.0)% (Cost or Premiums, net $577)			(177)

Other Assets and Liabilities, net (0.9)%			(2,822)

Net Assets 100.0%			$323,235

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$562	U.S. Treasury Notes 5.000% due 09/30/2025	$(573)	$562	$562
SAL	5.400	03/28/2024	04/01/2024	21,500	U.S. Treasury Notes 0.875% due 06/30/2026	(21,967)	21,500	21,513

Total Repurchase Agreements						$(22,540)	$22,062	$22,075

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
UBS	5.410%	02/02/2024	04/04/2024	$(699)	$(705)
	5.420	01/23/2024	04/02/2024	(993)	(1,003)

Total Sale-Buyback Transactions					$(1,708)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.4)%
Uniform Mortgage-Backed Security, TBA	2.500%	05/01/2054	$1,700	$(1,413)	$(1,407)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2054	14,200	(12,291)	(12,232)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2054	700	(682)	(683)

Total Short Sales (4.4)%				$(14,386)	$(14,322)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$562	$0	$0	$562	$(573)	$(11)
SAL	21,513	0	0	21,513	(21,967)	(454)

Master Securities Forward Transaction Agreement
UBS	0	0	(1,708)	(1,708)	1,667	(41)

Total Borrowings and Other Financing Transactions	$22,075	$0	$(1,708)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	33

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(1,708)	$0	$0	$(1,708)

Total Borrowings	$0	$(1,708)	$0	$0	$(1,708)

Payable for sale-buyback financing transactions					$(1,708)

(d)	Securities with an aggregate market value of $1,667 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(4,887) at a weighted average interest rate of 5.414%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$109.000	04/26/2024	2	$2	$(1)	$(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	2	2	(1)	0

Total Written Options					$(2)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	925	$189,148	$(178)	$0	$(188)
U.S. Treasury 5-Year Note June Futures	06/2024	131	14,019	8	0	(15)

				$(170)	$0	$(203)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Japan Government 10-Year Bond June Futures	06/2024	1	$(962)	$0	$1	$(1)
U.S. Treasury 10-Year Note June Futures	06/2024	303	(33,571)	(221)	24	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	267	(30,601)	(281)	0	(4)

				$(502)	$25	$(5)

Total Futures Contracts				$(672)	$25	$(208)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380%	Semi-Annual	06/18/2028	JPY	10,000	$1	$(1)	$0	$0	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		99,000	1	30	31	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Annual	12/15/2041		160,000	91	84	175	0	(3)

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450%	Annual	12/15/2051		JPY	37,000	$23	$34	$57	$0	$(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.633	Annual	02/08/2052			19,000	0	24	24	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.670	Annual	02/09/2052			34,000	0	41	41	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052			280,000	8	265	273	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	4.715	Annual	09/13/2024	$		8,600	(24)	(36)	(60)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	09/14/2024			4,890	0	(57)	(57)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.750	Annual	09/14/2024			4,900	0	(32)	(32)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027			7,100	(27)	(596)	(623)	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028			800	(2)	(7)	(9)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028			4,900	0	55	55	8	0
Pay	1-Day USD-SOFR Compounded-OIS	3.940	Annual	02/22/2029			1,700	(4)	(3)	(7)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.970	Annual	02/27/2029			800	(2)	0	(2)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030			1,500	(5)	(45)	(50)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030			500	(1)	(10)	(11)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/22/2030			500	(2)	(6)	(8)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.582	Annual	10/31/2030			1,500	0	30	30	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.623	Annual	10/31/2030			300	0	5	5	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.664	Annual	10/31/2030			200	0	3	3	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.677	Annual	10/31/2030			100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.689	Annual	10/31/2030			800	0	11	11	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030			300	0	4	4	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.722	Annual	10/31/2030			800	0	9	9	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.735	Annual	10/31/2030			400	0	4	4	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030			200	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032			7,140	737	302	1,039	8	0
Pay	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024		NZD	79,400	(185)	450	265	0	(9)
Pay	3-Month NZD-BBR	4.500	Semi-Annual	09/13/2024			33,900	(7)	(106)	(113)	0	(1)

Total Swap Agreements								$602	$455	$1,057	$22	$(53)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures		Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$25	$22	$47		$(1)		$(208)	$(53)	$(262)

Cash of $2,749 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	NZD	775		$473	$10	$0

BOA	04/2024		$210	JPY	31,772	0	0
	05/2024	JPY	31,628		$210	0	0

BPS	04/2024	GBP	3,356		4,260	24	0
	04/2024		$4,248	GBP	3,356	0	(12)
	05/2024	BRL	1,223		$246	3	0
	05/2024	GBP	3,356		4,249	12	0

CBK	04/2024	CNH	193		27	0	0
	04/2024	ZAR	81		4	0	0
	05/2024		$710	EUR	655	0	(3)

DUB	04/2024	EUR	7,368		$8,008	60	0
	06/2024		$2,514	MXN	42,927	37	0

JPM	06/2024	IDR	575,492		$37	0	0
	06/2024	MXN	38,164		2,228	0	(39)

MYI	04/2024	JPY	381,100		2,524	7	0
	04/2024		$7,974	EUR	7,368	0	(25)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	35

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024	EUR	7,368		$7,983	$25	$0
	06/2024	IDR	1,228,292		79	2	0

SCX	04/2024		$465	NZD	775	0	(3)
	05/2024	NZD	775		$466	2	0

TOR	04/2024		$2,337	JPY	349,200	0	(30)

UAG	04/2024	ZAR	53,089		$2,835	36	0

Total Forward Foreign Currency Contracts						$218	$(112)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750%	10/31/2024	9,100	$8	$14
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500	02/13/2025	4,000	60	39

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/10/2024	12,900	8	11

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	07/08/2025	37,100	44	49

Total Purchased Options							$120	$113

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697%	04/02/2024	7,700	$(61)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	7,700	(61)	(174)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	1,000	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	1,000	(2)	0

							$ (126)	$(174)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$95.156	04/04/2024	800	$(3)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.156	04/04/2024	800	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	600	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	600	(2)	(4)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.906	04/04/2024	800	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.672	05/06/2024	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.672	05/06/2024	300	(1)	(2)

					$(17)	$(7)

Total Written Options					$(143)	$(181)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
AZD	$10	$0	$0	$10	$0	$0	$0	$0	$10	$0	$10
BPS	39	0	0	39	(12)	0	0	(12)	27	0	27
CBK	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
DUB	97	53	0	150	0	0	0	0	150	0	150
GLM	0	11	0	11	0	(174)	0	(174)	(163)	0	(163)
JPM	0	0	0	0	(39)	(5)	0	(44)	(44)	0	(44)
MSC	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
MYC	0	49	0	49	0	0	0	0	49	0	49
MYI	34	0	0	34	(25)	0	0	(25)	9	0	9

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
SCX	$2	$0	$0	$2	$(3)	$0	$0	$(3)	$(1)	$0	$(1)
TOR	0	0	0	0	(30)	0	0	(30)	(30)	0	(30)
UAG	36	0	0	36	0	0	0	0	36	0	36

Total Over the Counter	$218	$113	$0	$331	$(112)	$(181)	$0	$(293)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	0	0	0	22	22

	$0	$0	$0	$0	$47	$47

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$218	$0	$218
Purchased Options	0	0	0	0	113	113

	$0	$0	$0	$218	$113	$331

	$0	$0	$0	$218	$160	$378

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	208	208
Swap Agreements	0	0	0	0	53	53

	$0	$0	$0	$0	$262	$262

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$112	$0	$112
Written Options	0	0	0	0	181	181

	$0	$0	$0	$112	$181	$293

	$0	$0	$0	$112	$443	$555

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$50	$50
Futures	0	0	0	0	(324)	(324)
Swap Agreements	0	0	0	0	(2,127)	(2,127)

	$0	$0	$0	$0	$(2,401)	$(2,401)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,073	$0	$2,073
Purchased Options	0	0	0	0	50	50
Written Options	0	0	0	0	121	121

	$0	$0	$0	$2,073	$171	$2,244

	$0	$0	$0	$2,073	$(2,230)	$(157)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	37

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)	March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$180	$180
Futures	0	0	0	0	(1,620)	(1,620)
Swap Agreements	0	0	0	0	2,044	2,044

	$0	$0	$0	$0	$604	$604

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(292)	$0	$(292)
Purchased Options	0	0	0	0	8	8
Written Options	0	0	0	0	(102)	(102)

	$0	$0	$0	$(292)	$(94)	$(386)

	$0	$0	$0	$(292)	$510	$218

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$48,210	$0	$48,210
Industrials	0	5,106	0	5,106
Utilities	0	11,412	0	11,412
Municipal Bonds & Notes
California	0	3,910	0	3,910
New York	0	1,375	0	1,375
U.S. Government Agencies	0	119,273	0	119,273
U.S. Treasury Obligations	0	40,544	0	40,544
Non-Agency Mortgage-Backed Securities	0	42,024	120	42,144
Asset-Backed Securities	0	27,160	1	27,161
Sovereign Issues	0	4,089	0	4,089
Short-Term Instruments
Commercial Paper	0	948	0	948
Repurchase Agreements	0	22,062	0	22,062

Total Investments	$0	$326,113	$121	$326,234

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(14,322)	$0	$(14,322)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	46	0	47
Over the counter	0	331	0	331

	$1	$377	$0	$378

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	(261)	0	(262)
Over the counter	0	(293)	0	(293)

	$(1)	$(554)	$0	$(555)

Total Financial Derivative Instruments	$0	$(177)	$0	$(177)

Totals	$0	$311,614	$121	$311,735

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Short Asset Investment Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

CORPORATE BONDS & NOTES 57.9%

BANKING & FINANCE 31.4%

AerCap Ireland Capital DAC
2.875% due 08/14/2024	$8,000	$7,909

American Express Co.
6.072% (SOFRINDX + 0.720%) due 05/03/2024 ~	3,224	3,225

American Honda Finance Corp.
5.904% due 02/12/2025 •	26,091	26,140
6.057% (SOFRINDX + 0.700%) due 11/22/2024 ~	10,000	10,029

Athene Global Funding
1.716% due 01/07/2025	7,642	7,410
2.750% due 06/25/2024	3,683	3,656
6.057% (SOFRINDX + 0.700%) due 05/24/2024 ~	18,300	18,310

Banco Santander SA
2.706% due 06/27/2024	11,529	11,444
3.892% due 05/24/2024	14,190	14,156
5.742% due 06/30/2024 •	5,000	4,997
6.596% (SOFRRATE + 1.240%) due 05/24/2024 ~	1,100	1,102

Bank of America Corp.
5.773% (SOFRRATE + 0.410%) due 06/14/2024 ~	28,537	28,542

Bank of Nova Scotia
5.794% (SOFRINDX + 0.445%) due 04/15/2024 ~	9,837	9,838

Banque Federative du Credit Mutuel SA
5.763% (SOFRINDX + 0.410%) due 02/04/2025 ~	500	500

Barclays PLC
3.932% due 05/07/2025 •	26,135	26,083

BPCE SA
4.000% due 04/15/2024	435	435
5.919% (SOFRRATE + 0.570%) due 01/14/2025 ~	600	601

Canadian Imperial Bank of Commerce
5.770% (SOFRINDX + 0.420%) due 10/18/2024 ~	1,028	1,029

Citibank NA
6.171% (SOFRRATE + 0.805%) due 09/29/2025 ~	1,600	1,611

Citigroup, Inc.
6.021% (SOFRRATE + 0.669%) due 05/01/2025 ~	2,000	2,001
6.038% (SOFRRATE + 0.686%) due 10/30/2024 ~	22,000	22,028

Cooperatieve Rabobank UA
6.058% (SOFRINDX + 0.710%) due 01/09/2026 ~	27,000	27,144

Credit Suisse AG
3.625% due 09/09/2024	32,000	31,704
6.616% (SOFRINDX + 1.260%) due 02/21/2025 ~	3,200	3,215

DBS Group Holdings Ltd.
5.971% (SOFRRATE + 0.610%) due 09/12/2025 ~	16,500	16,521

Deutsche Bank AG
0.898% due 05/28/2024	2,000	1,985
3.700% due 05/30/2024	27,000	26,890

Federation des Caisses Desjardins du Quebec
0.700% due 05/21/2024	847	841
2.050% due 02/10/2025	330	321
5.785% (SOFRRATE + 0.430%) due 05/21/2024 ~	29,568	29,577

Ford Motor Credit Co. LLC
5.125% due 06/16/2025	9,753	9,669

GA Global Funding Trust
0.800% due 09/13/2024	10,000	9,785
1.000% due 04/08/2024	21,400	21,379

General Motors Financial Co., Inc.
3.500% due 11/07/2024	10,000	9,871
3.950% due 04/13/2024	3,000	2,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 01/15/2025	$4,316	$4,260
5.969% (SOFRRATE + 0.620%) due 10/15/2024 ~	1,773	1,773

Goldman Sachs Group, Inc.
5.700% due 11/01/2024	29,000	29,016
5.861% (SOFRRATE + 0.500%) due 09/10/2024 ~	2,250	2,251

ING Groep NV
3.550% due 04/09/2024	566	566
3.869% due 03/28/2026 •	4,000	3,930

Jackson National Life Global Funding
1.750% due 01/12/2025	6,980	6,772
2.650% due 06/21/2024	2,095	2,079
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~	5,498	5,508

John Deere Capital Corp.
5.829% due 10/22/2025 •	3,900	3,909

JPMorgan Chase & Co.
0.969% due 06/23/2025 •	7,000	6,919
3.845% due 06/14/2025 •	7,380	7,348
5.546% due 12/15/2025 •	800	800
5.895% (SOFRRATE + 0.535%) due 06/01/2025 ~	6,095	6,100
5.944% (SOFRRATE + 0.580%) due 06/23/2025 ~	350	350
6.332% (SOFRRATE + 0.970%) due 06/14/2025 ~	2,685	2,690

LeasePlan Corp. NV
2.875% due 10/24/2024	14,500	14,266

Lloyds Banking Group PLC
3.870% due 07/09/2025 •	25,000	24,871

Mitsubishi UFJ Financial Group, Inc.
5.063% due 09/12/2025 •	18,000	17,940
6.746% (SOFRRATE + 1.385%) due 09/12/2025 ~	5,000	5,023

Mizuho Financial Group, Inc.
2.839% due 07/16/2025 •	30,000	29,749

Morgan Stanley
2.720% due 07/22/2025 •	3,400	3,366
5.860% (SOFRRATE + 0.509%) due 01/22/2025 ~	18,221	18,234
6.514% (SOFRRATE + 1.165%) due 04/17/2025 ~	1,300	1,301

Morgan Stanley Bank NA
6.130% (SOFRRATE + 0.780%) due 07/16/2025 ~	2,703	2,717

National Bank of Canada
5.842% (SOFRRATE + 0.490%) due 08/06/2024 ~	1,500	1,501

NatWest Markets PLC
0.800% due 08/12/2024	15,351	15,082
5.884% (SOFRRATE + 0.530%) due 08/12/2024 ~	4,500	4,501

New York Life Global Funding
5.791% (SOFRINDX + 0.430%) due 06/06/2024 ~	22,000	22,013

Nomura Holdings, Inc.
2.648% due 01/16/2025	24,545	23,972

Nordea Bank Abp
6.321% (SOFRRATE + 0.960%) due 06/06/2025 ~	700	705

Pacific Life Global Funding
6.161% (SOFRRATE + 0.800%) due 12/06/2024 ~	9,000	9,024

Protective Life Global Funding
3.104% due 04/15/2024	4,730	4,725

Royal Bank of Canada
5.687% (SOFRINDX + 0.340%) due 10/07/2024 ~	1,069	1,070

Santander U.K. PLC
2.875% due 06/18/2024	1,503	1,494

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	930	929

Standard Chartered PLC
3.785% due 05/21/2025 •	25,000	24,910

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Trust Bank Ltd.
5.802% (SOFRRATE + 0.440%) due 09/16/2024 ~	$3,834	$3,837

Swedbank AB
6.259% (SOFRINDX + 0.910%) due 04/04/2025 ~	2,400	2,411

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •	26,015	26,052
5.950% due 06/13/2024 •	5,598	5,604

UBS AG
5.803% due 08/09/2024 •	338	338

Wells Fargo & Co.
2.406% due 10/30/2025 •	8,040	7,888

Wells Fargo Bank NA
6.056% (SOFRRATE + 0.710%) due 01/15/2026 ~	17,100	17,175

		767,915

INDUSTRIALS 19.2%

Aptiv PLC
2.396% due 02/18/2025	500	485

Arrow Electronics, Inc.
3.250% due 09/08/2024	29,185	28,861

BAT Capital Corp.
2.789% due 09/06/2024	2,456	2,425
3.222% due 08/15/2024	23,300	23,074

Baxter International, Inc.
1.322% due 11/29/2024	7,050	6,850
5.797% (SOFRINDX + 0.440%) due 11/29/2024 ~	10,120	10,120

Bayer U.S. Finance LLC
2.850% due 04/15/2025	3,654	3,538
3.375% due 07/15/2024	7,725	7,660

Becton Dickinson & Co.
3.734% due 12/15/2024	166	164

CommonSpirit Health
2.760% due 10/01/2024	20,000	19,694

Conagra Brands, Inc.
4.300% due 05/01/2024	16,872	16,852

Cox Communications, Inc.
3.150% due 08/15/2024	9,140	9,047

CVS Health Corp.
3.375% due 08/12/2024	700	694

Daimler Truck Finance North America LLC
6.111% (SOFRRATE + 0.750%) due 12/13/2024 ~	6,127	6,149
6.348% (SOFRRATE + 1.000%) due 04/05/2024 ~	4,122	4,122

Dell International LLC
4.000% due 07/15/2024	2,500	2,488

Discovery Communications LLC
3.450% due 03/15/2025	1,600	1,566

Energy Transfer LP
3.900% due 05/15/2024	17,569	17,530
4.250% due 04/01/2024	10,000	10,000
4.500% due 04/15/2024	5,688	5,685

Fiserv, Inc.
2.750% due 07/01/2024	13,441	13,342

Global Payments, Inc.
1.500% due 11/15/2024	3,500	3,411

Haleon U.K. Capital PLC
3.125% due 03/24/2025	18,000	17,579

HCA, Inc.
5.375% due 02/01/2025	1,700	1,695

Hyundai Capital America
1.000% due 09/17/2024	10,086	9,868
6.503% due 08/04/2025 •	14,800	14,886

Imperial Brands Finance PLC
3.125% due 07/26/2024	7,000	6,940

JDE Peet’s NV
0.800% due 09/24/2024	7,870	7,676

Kia Corp.
1.000% due 04/16/2024	2,728	2,723

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	39

Schedule of Investments	PIMCO Short Asset Investment Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marriott International, Inc.
3.600% due 04/15/2024	$148	$148

Marubeni Corp.
3.560% due 04/26/2024	5,000	4,993

Microchip Technology, Inc.
0.983% due 09/01/2024	21,604	21,168

Mitsubishi Corp.
2.500% due 07/09/2024	5,729	5,679
3.375% due 07/23/2024	2,000	1,985

NetApp, Inc.
3.300% due 09/29/2024	8,178	8,074

Panasonic Holdings Corp.
2.679% due 07/19/2024	27,305	27,052

Penske Truck Leasing Co. LP
3.450% due 07/01/2024	15,100	15,008

Revvity, Inc.
0.850% due 09/15/2024	30,019	29,327

Sabine Pass Liquefaction LLC
5.625% due 03/01/2025	4,000	3,997

TD SYNNEX Corp.
1.250% due 08/09/2024	20,000	19,678

Tyson Foods, Inc.
3.950% due 08/15/2024	25,140	24,995

Volkswagen Group of America Finance LLC
6.292% (SOFRRATE + 0.930%) due 09/12/2025 ~	1,400	1,405
6.305% (SOFRRATE + 0.950%) due 06/07/2024 ~	6,500	6,509
6.311% (SOFRRATE + 0.950%) due 06/07/2024 ~	32,475	32,518

Warnermedia Holdings, Inc.
3.638% due 03/15/2025	5,600	5,490
3.788% due 03/15/2025	2,400	2,356

Zimmer Biomet Holdings, Inc.
1.450% due 11/22/2024	3,200	3,115

		468,621

UTILITIES 7.3%

AT&T, Inc.
6.762% (TSFR3M + 1.442%) due 06/12/2024 ~	26,584	26,630

Avangrid, Inc.
3.150% due 12/01/2024	7,973	7,838

Black Hills Corp.
1.037% due 08/23/2024	25,000	24,557

CenterPoint Energy, Inc.
6.004% (SOFRINDX + 0.650%) due 05/13/2024 ~	2,892	2,892

Chugoku Electric Power Co., Inc.
2.401% due 08/27/2024	6,200	6,114

Dominion Energy, Inc.
3.071% due 08/15/2024 þ	3,000	2,968

DTE Energy Co.
4.220% due 11/01/2024 þ	10,645	10,548

Edison International
3.550% due 11/15/2024	5,374	5,303

Enel Finance International NV
2.650% due 09/10/2024	1,500	1,479

Eversource Energy
2.900% due 10/01/2024	10,000	9,852
4.200% due 06/27/2024	3,000	2,989

Georgia Power Co.
6.103% (SOFRINDX + 0.750%) due 05/08/2025 ~	23,000	23,084

Jersey Central Power & Light Co.
4.700% due 04/01/2024	3,477	3,477

Kansai Electric Power Co., Inc.
2.550% due 09/17/2024	6,150	6,054

Mississippi Power Co.
5.666% (SOFRRATE + 0.300%) due 06/28/2024 ~	7,640	7,641

Monongahela Power Co.
4.100% due 04/15/2024	5,444	5,438

PacifiCorp
3.600% due 04/01/2024	679	679

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
6.181% (SOFRRATE + 0.830%) due 04/01/2024 ~	$24,772	$24,772

Sprint LLC
7.125% due 06/15/2024	7,000	7,016

		179,331

Total Corporate Bonds & Notes (Cost $1,413,848)		1,415,867

U.S. GOVERNMENT AGENCIES 7.5%

Fannie Mae
3.517% due 08/25/2050 •	2,449	2,355
5.716% due 11/25/2044 •	1,798	1,790
5.735% due 04/25/2036 - 06/25/2042 •	860	845
5.754% due 09/25/2049 •	4,588	4,452
5.780% due 05/01/2038 •	2,285	2,351
5.781% due 05/25/2050 •	5,417	5,400
5.785% due 07/25/2036 - 06/25/2043 •	150	148
5.798% due 12/25/2044 - 09/25/2055 •	11,511	11,410
5.835% due 02/25/2042 •	273	269
5.854% due 10/01/2027 •	24,381	24,248
5.885% due 08/25/2049 •	272	267
5.935% due 02/25/2042 •	208	205
5.955% due 03/25/2042 •	34	33
5.975% due 07/25/2037 •	39	39
5.985% due 10/25/2041 •	66	65

Federal Home Loan Bank
5.500% due 09/04/2025 (f)	35,000	34,988

Freddie Mac
1.000% due 09/15/2044 - 11/25/2050	22,678	18,798
5.550% due 02/20/2026 (f)	15,000	14,995
5.700% due 03/06/2026	26,000	25,984
5.733% due 04/15/2037 •	182	178
5.763% due 07/15/2037 •	166	164
5.764% due 06/15/2040 •	1,087	1,053
5.768% due 05/15/2038 •	520	521
5.778% due 05/15/2041 •	533	523
5.798% due 10/15/2037 •	5,782	5,710
5.833% due 03/15/2040 - 11/15/2043 •	306	303
5.883% due 06/15/2049 •	2,238	2,199
5.933% due 08/15/2041 •	8	8
5.953% due 12/15/2041 •	230	228
5.983% due 09/15/2037 - 11/15/2041 •	384	381
6.013% due 07/15/2037 •	381	378
6.033% due 11/15/2037 •	43	43
6.383% due 01/15/2032 •	108	109
6.433% due 01/15/2039 •	26	26
6.934% due 05/15/2033 •	90	90

Ginnie Mae
5.000% due 04/20/2037 •	467	459
5.659% due 09/20/2067 •	836	842
5.844% due 01/20/2068 •	90	90
5.860% due 07/20/2043 •	344	332
5.893% due 06/20/2049 •	4,231	4,163
5.903% due 05/20/2049 •	1,390	1,317
5.914% due 08/20/2065 •	537	537
5.944% due 12/20/2060 - 07/20/2064 •	569	565
6.014% due 04/20/2062 •	165	165
6.124% due 08/20/2061 •	21	21
6.141% due 01/16/2040 •	647	647
6.144% due 10/20/2065 •	5	5
6.183% due 02/20/2040 •	502	503
6.193% due 03/20/2040 •	1,543	1,545
6.194% due 08/20/2067 •	768	771
6.213% due 04/20/2040 •	1,155	1,157
6.214% due 02/20/2066 •	7	6
6.243% due 03/20/2040 •	1,211	1,216
6.380% due 09/20/2066 ~	2,634	2,682
7.590% due 06/20/2071 •	6,121	6,269

Total U.S. Government Agencies (Cost $189,125)		183,848

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 5.7%

280 Park Avenue Mortgage Trust
6.498% due 09/15/2034 •	$890	$874

Arroyo Mortgage Trust
1.175% due 10/25/2048 ~	3,485	3,027

BAMLL Commercial Mortgage Securities Trust
6.473% due 09/15/2034 •	1,000	1,000

Barclays Commercial Mortgage Securities Trust
6.623% due 07/15/2037 •	3,100	3,064

BX Trust
6.169% due 10/15/2036 •	12,823	12,728
6.527% due 10/15/2036 •	5,000	4,964

COLT Mortgage Loan Trust
1.397% due 10/25/2066 ~	12,313	10,082

Commercial Mortgage Trust
3.421% due 07/10/2048	1,480	1,463
3.611% due 08/10/2049 ~	1,000	957
6.373% due 06/15/2034 •	2,700	2,557

CRSNT Commercial Mortgage Trust
6.264% due 04/15/2036 •	15,000	14,633

CSAIL Commercial Mortgage Trust
3.351% due 04/15/2050	967	960
3.718% due 08/15/2048	9,396	9,125

GS Mortgage-Backed Securities Trust
5.000% due 01/25/2052 •	766	713

Hilton USA Trust
2.828% due 11/05/2035	10,000	8,674

JP Morgan Chase Commercial Mortgage Securities Trust
6.555% due 11/15/2038 •	12,400	12,356

JPMBB Commercial Mortgage Securities Trust
3.017% due 02/15/2048	476	469

Legacy Mortgage Asset Trust
4.991% due 09/25/2060 ~	410	411

MFA Trust
1.381% due 04/25/2065 ~	2,669	2,486

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 ~	4,000	3,549

OBX Trust
1.957% due 10/25/2061 ~	11,245	9,336
2.305% due 11/25/2061 ~	10,651	9,184
2.783% due 01/25/2062 þ	11,501	10,681

RESIMAC Premier
6.133% due 07/10/2052 •	833	832

Towd Point Mortgage Trust
2.250% due 11/25/2061 ~	4,801	4,388
3.750% due 05/25/2058 ~	9,925	9,562
6.444% due 05/25/2058 •	734	747

Total Non-Agency Mortgage-Backed Securities (Cost $151,322)		138,822

ASSET-BACKED SECURITIES 20.3%

ACAS CLO Ltd.
6.450% due 10/18/2028 •	3,532	3,538

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •	1,471	1,474

Apidos CLO
6.460% due 07/18/2029 •	10,274	10,296
6.508% due 07/17/2030 •	4,667	4,678

AREIT Trust
6.521% due 11/17/2038 •	3,322	3,307

Ares CLO Ltd.
6.446% due 01/15/2029 •	473	473
6.746% due 10/15/2030 •	844	844

ARI Fleet Lease Trust
5.924% due 10/15/2024	5,332	5,336

BHG Securitization Trust
0.900% due 10/17/2034	1,456	1,422

BMW Vehicle Lease Trust
5.270% due 02/25/2025	2,350	2,350
5.720% due 07/27/2026 •	16,900	16,922

Capital One Multi-Asset Execution Trust
6.020% due 07/15/2027 •	16,500	16,533

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle Global Market Strategies CLO Ltd.
6.518% due 08/14/2030 •	$11,468	$11,494

CarMax Auto Owner Trust
5.230% due 01/15/2026	2,321	2,319
5.720% due 11/16/2026	1,121	1,121
6.219% due 12/15/2025 •	4,765	4,770

Catamaran CLO Ltd.
6.679% due 04/22/2030 •	9,658	9,681

CBAM Ltd.
6.598% due 04/17/2031 •	9,041	9,050
6.829% due 07/20/2030 •	687	688

Chesapeake Funding LLC
0.870% due 08/15/2032	164	164
6.083% due 08/15/2032 •	206	206

CIFC Funding Ltd.
6.530% due 10/24/2030 •	381	381

Citibank Credit Card Issuance Trust
5.957% due 12/08/2027 •	10,000	10,043
6.045% due 08/07/2027 •	16,500	16,561
6.063% due 04/22/2026 •	26,500	26,510

Citizens Auto Receivables Trust
6.269% due 07/15/2026 •	5,206	5,218

CNH Equipment Trust
5.900% due 02/16/2027	4,300	4,311

Crestline Denali CLO Ltd.
6.609% due 04/20/2030 •	8,059	8,064

Daimler Trucks Retail Trust
6.030% due 09/15/2025	3,722	3,727

Discover Card Execution Note Trust
6.040% due 12/15/2026 •	16,500	16,519

Dryden Senior Loan Fund
6.576% due 07/15/2030 •	1,316	1,318

Fifth Third Auto Trust
5.849% due 11/16/2026 •	12,906	12,917

Ford Credit Auto Lease Trust
5.969% due 06/15/2025 •	2,552	2,553

GM Financial Automobile Leasing Trust
5.869% due 06/20/2025 •	3,491	3,494

GM Financial Consumer Automobile Receivables Trust
5.939% due 03/16/2026 •	6,354	6,362

GoldenTree Loan Management U.S. CLO Ltd.
6.489% due 11/20/2030 •	1,144	1,145

Golub Capital Partners CLO Ltd.
0.000% due 04/20/2033 •(a)	6,400	6,400

Halseypoint CLO Ltd.
7.029% due 11/30/2032 •	1,600	1,600

Harley Davidson Motorcycle Trust
5.320% due 06/15/2026	2,081	2,079
5.849% due 06/15/2026 •	1,799	1,800

Honda Auto Receivables Owner Trust
5.410% due 04/15/2026	7,571	7,566
5.710% due 03/18/2026	6,200	6,206
5.870% due 06/22/2026	9,000	9,031

ICG U.S. CLO Ltd.
6.720% due 01/24/2032 •	1,900	1,901

KKR CLO Ltd.
6.526% due 07/15/2030 •	15,686	15,718

Kubota Credit Owner Trust
5.610% due 07/15/2026	19,363	19,372

LAD Auto Receivables Trust
5.930% due 06/15/2027	7,536	7,544

LCM LP
6.441% due 07/19/2027 •	30	30

LCM Ltd.
6.659% due 04/20/2031 •	2,000	1,999

Madison Park Funding Ltd.
6.326% due 04/15/2029 •	3,013	3,014
6.721% due 04/19/2033 •	5,550	5,556

Magnetite Ltd.
6.472% due 10/15/2031 •	2,500	2,500

Marathon Static CLO Ltd.
6.483% due 07/20/2030 •	1,800	1,800

Master Credit Card Trust
6.069% due 01/21/2028 •	20,000	20,029
6.169% due 01/21/2027 •	4,000	4,020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mercedes-Benz Auto Receivables Trust
5.090% due 01/15/2026	$5,750	$5,744
5.260% due 10/15/2025	2,690	2,690

MF1 Ltd.
6.521% due 10/16/2036 •	3,770	3,747

MFA Trust
5.363% due 03/25/2060 þ	3,731	3,699

MMAF Equipment Finance LLC
5.790% due 11/13/2026	4,893	4,902

Navient Private Education Loan Trust
6.160% due 12/15/2059 •	2,016	2,009

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	4,992	4,610
1.580% due 04/15/2070	8,253	7,227
1.690% due 05/15/2069	1,918	1,752
2.230% due 07/15/2070	1,197	1,058
3.130% due 02/15/2068	687	661

Nelnet Student Loan Trust
1.420% due 04/20/2062	1,978	1,801

Neuberger Berman CLO Ltd.
6.619% due 04/20/2031 •	1,000	1,000

Nissan Auto Lease Trust
5.949% due 03/17/2025 •	8,107	8,109

OSD CLO Ltd.
6.448% due 04/17/2031 •	13,081	13,105

Palmer Square Loan Funding Ltd.
6.379% due 07/20/2029 •	10,921	10,915

Pawneee Equipment Receivables LLC
1.100% due 07/15/2027	3,548	3,488

PHEAA Student Loan Trust
6.385% due 11/25/2065 •	2,201	2,197

Race Point CLO Ltd.
6.516% due 10/15/2030 •	2,520	2,526

Saranac CLO Ltd.
6.717% due 08/13/2031 •	1,224	1,230

SBNA Auto Lease Trust
5.450% due 01/20/2026	10,000	9,990

SLM Private Credit Student Loan Trust
5.901% due 12/15/2038 •	1,349	1,327

Sound Point CLO Ltd.
6.477% due 01/23/2029 •	830	832

TCI-Symphony CLO Ltd.
6.596% due 10/13/2032 •	784	786

TCW CLO Ltd.
6.556% due 04/25/2031 •	1,504	1,504

Tesla Auto Lease Trust
0.000% due 06/22/2026 •	5,000	5,002
5.860% due 08/20/2025	847	848
6.020% due 09/22/2025	2,388	2,394

Towd Point HE Trust
0.918% due 02/25/2063 ~	1,916	1,842

Venture CLO Ltd.
6.456% due 04/15/2027 •	1,001	1,001
6.559% due 09/07/2030 •	12,056	12,047
6.569% due 07/20/2030 •	2,431	2,432

Vibrant CLO Ltd.
6.544% due 06/20/2029 •	29	29

Volkswagen Auto Lease Trust
0.000% due 12/21/2026 •	3,600	3,605

Volkswagen Auto Loan Enhanced Trust
5.840% due 12/21/2026 •	16,102	16,122

Wellfleet CLO Ltd.
6.469% due 04/20/2029 •	942	943

Wellman Park CLO Ltd.
6.676% due 07/15/2034 •	2,000	2,000

World Omni Auto Receivables Trust
3.730% due 03/16/2026	3,548	3,536
6.169% due 03/16/2026 •	3,660	3,663

Total Asset-Backed Securities (Cost $497,486)		496,327

SOVEREIGN ISSUES 2.8%

CDP Financial, Inc.
5.751% (SOFRINDX + 0.400%) due 05/19/2025 ~	13,825	13,846

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CPPIB Capital, Inc.
6.603% (SOFRINDX + 1.250%) due 04/04/2025 ~	$54,714	$55,259

Total Sovereign Issues (Cost $69,031)		69,105

SHORT-TERM INSTRUMENTS 5.7%

COMMERCIAL PAPER 5.6%

Alimentation Couche-Tard, Inc.
5.540% due 04/12/2024	2,400	2,394
5.560% due 04/16/2024	10,400	10,370

American Electric Power Co., Inc.
5.500% due 04/02/2024	5,500	5,496
5.560% due 05/15/2024	5,400	5,360
5.590% due 06/11/2024	8,300	8,203

Dominion Energy, Inc.
5.600% due 04/16/2024	1,900	1,895

Entergy Corp.
5.600% due 05/02/2024	26,100	25,959

Eversource Energy
5.600% due 04/04/2024	11,300	11,288

Intercontinental Exchange, Inc.
5.520% due 04/18/2024	3,600	3,588

NextEra Energy Capital Holdings, Inc.
5.570% due 04/25/2024	12,400	12,347
5.600% due 05/06/2024	250	248

Phillips 66
5.550% due 04/02/2024	12,100	12,091
5.550% due 04/04/2024	12,200	12,187

Rogers Communications, Inc.
5.640% due 04/11/2024	24,400	24,348

		135,774

REPURCHASE AGREEMENTS (e) 0.1%
		3,047

U.S. TREASURY BILLS 0.0%
5.362% due 05/02/2024 (b)(c)	1	1

Total Short-Term Instruments (Cost $138,903)		138,822

Total Investments in Securities (Cost $2,459,715)		2,442,791

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	9,153	89

Total Short-Term Instruments (Cost $89)		89

Total Investments in Affiliates (Cost $89)		89

Total Investments 99.9% (Cost $2,459,804)		$2,442,880

Financial Derivative Instruments (g) 0.0% (Cost or Premiums, net $0)		246

Other Assets and Liabilities, net 0.1%		3,166

Net Assets 100.0%		$2,446,292

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	41

Schedule of Investments	PIMCO Short Asset Investment Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Zero coupon security.

(c)	Coupon represents a yield to maturity.

(d)	Restricted Securities.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$3,047	U.S. Treasury Notes 5.000% due 09/30/2025	$(3,108)	$3,047	$3,048

Total Repurchase Agreements						$(3,108)	$3,047	$3,048

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
DEU	5.350%	03/28/2024	04/01/2024	$(3,719)	$(3,721)
	5.450	03/28/2024	04/01/2024	(16,662)	(16,672)

Total Reverse Repurchase Agreements					$(20,393)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
DEU	$0	$(20,393)	$0	$(20,393)	$20,293	$(100)
FICC	3,048	0	0	3,048	(3,108)	(60)

Total Borrowings and Other Financing Transactions	$3,048	$(20,393)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total

Reverse Repurchase Agreements
U.S. Government Agencies	$(20,393)	$0	$0	$0	$(20,393)

Total Borrowings	$(20,393)	$0	$0	$0	$(20,393)

Payable for reverse repurchase agreements					$(20,393)

42	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

(f)	Securities with an aggregate market value of $20,293 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(11,515) at a weighted average interest rate of 5.309%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2024	1,174	$125,636	$(126)	$0	$(137)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract June Futures	09/2026	498	$(119,987)	$281	$25	$0
U.S. Treasury 2-Year Note June Futures	06/2024	1,853	(378,910)	1,315	376	0
U.S. Treasury 10-Year Note June Futures	06/2024	86	(9,529)	(65)	7	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	151	(17,306)	(119)	0	(2)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	48	(6,192)	(149)	0	(23)

				$1,263	$408	$(25)

Total Futures Contracts				$1,137	$408	$(162)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$408	$0	$408	$0	$(162)	$0	$(162)

Cash of $4,312 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$408	$408

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$162	$162

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	43

Schedule of Investments	PIMCO Short Asset Investment Fund	(Cont.)	March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,088	$4,088
Swap Agreements	0	(830)	0	0	(2)	(832)

	$0	$(830)	$0	$0	$4,086	$3,256

Over the counter
Purchased Options	$0	$0	$0	$0	$1,034	$1,034
Written Options	0	0	0	0	584	584

	$0	$0	$0	$0	$1,618	$1,618

	$0	$(830)	$0	$0	$5,704	$4,874

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,996	$5,996
Swap Agreements	0	315	0	0	0	315

	$0	$315	$0	$0	$5,996	$6,311

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$767,915	$0	$767,915
Industrials	0	468,621	0	468,621
Utilities	0	179,331	0	179,331
U.S. Government Agencies	0	183,848	0	183,848
Non-Agency Mortgage-Backed Securities	0	138,822	0	138,822
Asset-Backed Securities	0	496,327	0	496,327
Sovereign Issues	0	69,105	0	69,105
Short-Term Instruments
Commercial Paper	0	135,774	0	135,774
Repurchase Agreements	0	3,047	0	3,047
U.S. Treasury Bills	0	1	0	1

	$0	$2,442,791	$0	$2,442,791

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$89	$0	$0	$89

Total Investments	$89	$2,442,791	$0	$2,442,880

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$408	$0	$408

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(162)	$0	$(162)

Total Financial Derivative Instruments	$0	$246	$0	$246

Totals	$89	$2,443,037	$0	$2,443,126

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

44	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements	March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. Certain Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

ANNUAL REPORT	|	MARCH 31, 2024	45

Notes to Financial Statements	(Cont.)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Government Money Market Fund	Daily	Monthly

PIMCO Low Duration Fund II	Daily	Monthly

PIMCO Low Duration ESG Fund	Daily	Monthly

PIMCO Short Asset Investment Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the

46	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2024

unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2023, the SEC adopted reforms to the money market fund regulatory framework. In connection with these regulatory changes, the SEC removed the ability of a money market fund to temporarily suspend redemptions (i.e., impose a “redemption gate”), except under extraordinary circumstances as part of a liquidation. Additionally, the SEC removed provisions in the rules governing money market funds that tied a money market fund’s ability to impose liquidity fees to its level of weekly liquid assets. A government money market fund, such as PIMCO Government Money Market Fund, will continue to have the ability to impose a liquidity fee after providing appropriate notice to shareholders. Although the Board of Trustees has not elected to subject the PIMCO Government Money Market Fund to a “liquidity fee”, it reserves the right to do so in the future after providing at least sixty days’ prior notice to shareholders.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares, except for PIMCO Government Money Market Fund, are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). PIMCO Government Money Market Fund shares are valued as of 5:30 p.m., Eastern Time (or an earlier time if the Fund closes earlier) on each day the NYSE is open for trading. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

Except for the PIMCO Government Money Market Fund, for purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation

ANNUAL REPORT	|	MARCH 31, 2024	47

Notes to Financial Statements	(Cont.)

will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

The PIMCO Government Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that

48	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2024

the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads,

ANNUAL REPORT	|	MARCH 31, 2024	49

Notes to Financial Statements	(Cont.)

default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price. The PIMCO Government Money Market Fund is an exception because this Fund values all holdings at amortized cost.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund (except the PIMCO Government Money Market Fund) may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. PIMCO Low Duration ESG Fund may invest

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in certain other series of the Trust, series of PIMCO ETF Trust, and series of PIMCO Equity Series (each series, an “Underlying Fund” and collectively, the “Underlying Funds”). A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$10,754	$592	$0	$0	$163	$11,509	$586	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$19	$21,986	$(5,900)	$(1)	$(3)	$16,101	$176	$0

PIMCO Short Asset Investment Fund	67	201,219	(201,200)	2	1	89	118	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed

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Notes to Financial Statements	(Cont.)

securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2024, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the

52	PIMCO SHORT DURATION STRATEGY FUNDS

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full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential

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Notes to Financial Statements	(Cont.)

between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery

54	PIMCO SHORT DURATION STRATEGY FUNDS

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or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds use a specified exchange-traded fund as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party,

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Notes to Financial Statements	(Cont.)

known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional

56	PIMCO SHORT DURATION STRATEGY FUNDS

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amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Notes to Financial Statements	(Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

High Yield	—	—	X	—

Market	X	X	X	X

Issuer	—	X	X	X

Liquidity	—	X	X	X

Derivatives	—	X	X	X

Equity	—	X	X	—

Mortgage-Related and Other Asset-Backed Securities	—	X	X	X

Foreign (Non-U.S.) Investment	—	—	X	X

Emerging Markets	—	—	X	X

Sovereign Debt	—	—	X	—

Currency	—	—	X	—

Leveraging	—	X	X	X

Management	X	X	X	X

Reverse Repurchase Agreements and Other Borrowings	X	—	—	—

Short Exposure	—	X	X	X

Environmental, Social and Governance	—	—	X	—

LIBOR Transition	—	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

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Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Reverse Repurchase Agreements and Other Borrowings Risk is the risk that reverse repurchase agreements or other borrowings may increase a Fund’s overall investment exposure and that the related transaction costs may detract from Fund performance.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the

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Notes to Financial Statements	(Cont.)

short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Environmental, Social and Governance Risk is the risk that, because a Fund’s ESG strategy may select or typically exclude securities of certain issuers for reasons in addition to performance, the Fund’s performance may differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund or on certain instruments in which a Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks.

Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective.

Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, a Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders.

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These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements	(Cont.)

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the

Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class M	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Government Money Market Fund	0.12%	0.06%	0.06%	0.16%	N/A		0.06%	0.21%	0.21%
PIMCO Low Duration Fund II	0.25%	0.25%	N/A	N/A	N/A		0.25%	N/A	N/A
PIMCO Low Duration ESG Fund	0.25%	0.25%	N/A	0.35%	0.45%	*(1)	N/A	N/A	N/A
PIMCO Short Asset Investment Fund	0.20%	0.14%	0.14%	0.24%	0.34%	(1)	0.14%	0.24%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended March 31, 2024.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares of the Funds (except for the PIMCO Government Money Market Fund), and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares of the Funds (except for the PIMCO Government Money Market Fund) (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the

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Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares of the Funds (except for the PIMCO Government Money Market Fund).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	—	0.25%
Class C

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

PIMCO Government Money Market Fund	0.10%(1)

All Other Funds	0.25%

(1)

With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. Effective December 2, 2019, purchases of Class A shares of the PIMCO Short Asset Investment Fund are no longer subject to an initial sales charge or contingent deferred sales charge. However, regular sales charges may apply when Class A shares of the PIMCO Short Asset Investment Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2019, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Short Asset Investment Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit

ANNUAL REPORT	|	MARCH 31, 2024	63

Notes to Financial Statements	(Cont.)

(or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Investment Advisory Fee Waiver Agreement and Expense Limitation Agreement combined) as of March 31, 2024, were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

To maintain certain net yields for the PIMCO Government Money Market Fund, PIMCO and the Distributor have entered into the Fee and Expense Limitation Agreement, pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the PIMCO Government Money Market Fund’s Supervisory and Administrative Fee, any distribution and/or service (12b-1) fees applicable to a class of such Fund, or the Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the PIMCO Government Money Market Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee and Expense Limitation Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee Fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; ii) exceed the total Reimbursement Amount; iii) include any amounts previously reimbursed to PIMCO; or iv) cause any class of the Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Fund will not reimburse PIMCO or the Distributor for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield. The total recoverable amounts to PIMCO (from the Fee and Expense Limitation Agreement) as of March 31, 2024, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Government Money Market Fund	$2,229	$11	$10	$2,250

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the Funds below waived and/or reimbursed the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Government Money Market Fund	$10

PIMCO Short Asset Investment Fund	38

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses PIMCO has contractually agreed, through July 31, 2025, for the PIMCO Low Duration ESG Fund to waive its Management Fee in an amount equal to the expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees of Underlying Funds indirectly incurred by the Fund’s investments in series of PIMCO ETF Trust and PIMCO Equity Series. The waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held

64	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2024

by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Low Duration Fund II	$692,875	$625,053	$16,797	$12,017

PIMCO Low Duration ESG Fund	776,180	739,573	13,074	38,827

PIMCO Short Asset Investment Fund	337,812	428,196	937,685	889,591

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Government Money Market Fund				PIMCO Low Duration Fund II

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,366,919	$2,366,919	2,785,399	$2,785,398	8,506	$77,966	7,575	$70,322

Class M	3,581,606	3,581,605	3,724,641	3,724,640	N/A	N/A	N/A	N/A

I-2	30,640	30,640	60,305	60,305	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	87,449	87,448	388,538	388,539	2	13	5	53

Class A	1,862,689	1,862,689	811,599	811,597	N/A	N/A	N/A	N/A

Class C	68,606	68,607	42,155	42,155	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	26,563	26,563	9,580	9,580	1,301	11,889	855	7,877

Class M	12,894	12,894	4,803	4,803	N/A	N/A	N/A	N/A

I-2	919	919	417	417	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	1,677	1,677	2,549	2,549	38	350	22	205

Class A	54,554	54,554	13,405	13,405	N/A	N/A	N/A	N/A

Class C	2,245	2,245	885	885	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(2,582,936)	(2,582,936)	(2,455,044)	(2,455,044)	(8,300)	(76,017)	(11,549)	(106,409)

Class M	(3,405,012)	(3,405,012)	(3,711,352)	(3,711,352)	N/A	N/A	N/A	N/A

I-2	(27,559)	(27,559)	(59,337)	(59,337)	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	(249,585)	(249,585)	(271,146)	(271,146)	(5)	(45)	(30)	(282)

Class A	(1,192,034)	(1,192,034)	(529,921)	(529,921)	N/A	N/A	N/A	N/A

Class C	(43,016)	(43,016)	(40,066)	(40,066)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	596,619	$596,618	777,410	$777,407	1,542	$14,156	(3,122)	$(28,234)

ANNUAL REPORT	|	MARCH 31, 2024	65

Notes to Financial Statements	(Cont.)

	PIMCO Low Duration ESG Fund				PIMCO Short Asset Investment Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	7,089	$62,932	14,103	$126,977	130,469	$1,289,430	290,116	$2,853,535

Class M	N/A	N/A	N/A	N/A	0	0	1	10

I-2	1,993	17,701	6,430	57,595	7,610	75,283	24,542	241,133

I-3	N/A	N/A	N/A	N/A	5,463	54,057	9,624	94,658

Administrative Class	N/A	N/A	N/A	N/A	4	35	56	552

Class A	N/A	N/A	N/A	N/A	1,691	16,738	3,283	32,300

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	914	8,114	899	8,020	12,606	124,727	6,879	67,626

Class M	N/A	N/A	N/A	N/A	0	1	12	126

I-2	287	2,549	311	2,771	866	8,568	563	5,533

I-3	N/A	N/A	N/A	N/A	87	862	41	406

Administrative Class	N/A	N/A	N/A	N/A	2	23	2	22

Class A	N/A	N/A	N/A	N/A	604	5,976	421	4,135

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(13,582)	(120,547)	(16,461)	(147,863)	(177,037)	(1,751,263)	(326,021)	(3,202,920)

Class M	N/A	N/A	N/A	N/A	0	0	(794)	(7,825)

I-2	(6,117)	(54,317)	(7,608)	(68,196)	(10,610)	(104,964)	(29,395)	(289,054)

I-3	N/A	N/A	N/A	N/A	(6,325)	(62,548)	(9,337)	(91,706)

Administrative Class	N/A	N/A	N/A	N/A	(9)	(93)	(158)	(1,555)

Class A	N/A	N/A	N/A	N/A	(7,437)	(73,525)	(12,265)	(120,591)

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(9,416)	$(83,568)	(2,326)	$(20,696)	(42,016)	$(416,693)	(42,430)	$(413,615)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of persons who owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2024.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Government Money Market Fund	2	0	40%	0%

PIMCO Low Duration Fund II	4	0	67%	0%

PIMCO Low Duration ESG Fund	3	0	70%	0%

PIMCO Short Asset Investment Fund	2	0	59%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2024, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations,

66	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2024

which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Government Money Market Fund	$636	$0	$0	$(589)	$(112)	$0	$0	$(65)

PIMCO Low Duration Fund II	165	0	(7,075)	(80)	(22,948)	0	0	(29,938)

PIMCO Low Duration ESG Fund	0	0	(11,193)	(60)	(19,694)	0	(326)	(31,273)

PIMCO Short Asset Investment Fund	163	0	(16,925)	(156)	(57,980)	0	0	(74,898)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, return of capital distributions from underlying funds, and short positions.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Government Money Market Fund	$112	$0

PIMCO Low Duration Fund II	11,806	11,142

PIMCO Low Duration ESG Fund	10,591	9,103

PIMCO Short Asset Investment Fund	19,126	38,854

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Government Money Market Fund	$4,021,102	$0	$0	$0

PIMCO Low Duration Fund II	393,428	931	(7,985)	(7,054)

PIMCO Low Duration ESG Fund	323,500	3,491	(14,656)	(11,165)

PIMCO Short Asset Investment Fund	2,460,942	4,882	(21,807)	(16,925)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, return of capital distributions from underlying funds, and short positions.

ANNUAL REPORT	|	MARCH 31, 2024	67

Notes to Financial Statements	(Cont.)	March 31, 2024

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Government Money Market Fund	$106,767	$0	$0	$36,452	$0	$0

PIMCO Low Duration Fund II	13,206	0	0	8,549	0	0

PIMCO Low Duration ESG Fund	10,216	0	1,235	11,508	0	0

PIMCO Short Asset Investment Fund	144,321	0	0	83,182	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

68	PIMCO SHORT DURATION STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (four of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2024	69

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC

BNY	Bank of New York Mellon	FICC	Fixed Income Clearing Corporation	SAL	Citigroup Global Markets, Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

BPS	BNP Paribas S.A.	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC

Currency Abbreviations:

BRL	Brazilian Real	IDR	Indonesian Rupiah	NZD	New Zealand Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	USD (or $)	United States Dollar

EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

GBP	British Pound

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BP0003M	3 Month GBP-LIBOR	MUTKCALM	Tokyo Overnight Average Rate	SOFRINDX	Secured Overnight Financing Rate Index

H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SOFR	Secured Overnight Financing Rate	TSFR3M	Term SOFR 3-Month

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate

70	PIMCO SHORT DURATION STRATEGY FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO Government Money Market Fund	0%	0%	$106,767	$0	$79,740

PIMCO Low Duration Fund II	0%	0%	13,206	0	10,053

PIMCO Low Duration ESG Fund	0%	0%	10,216	0	14,338

PIMCO Short Asset Investment Fund	0%	0%	144,321	0	119,712

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Government Money Market Fund	0%

PIMCO Low Duration Fund II	0%

PIMCO Low Duration ESG Fund	0%

PIMCO Short Asset Investment Fund	0%

ANNUAL REPORT	|	MARCH 31, 2024	71

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board -02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

72	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	|	MARCH 31, 2024	73

Management of the Trust	(Cont.)	(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

74	PIMCO SHORT DURATION STRATEGY FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	|	MARCH 31, 2024	75

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

76	PIMCO SHORT DURATION STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3007AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

StocksPLUS® Funds

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO STOCKSPLUS® FUNDS

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund (each, a “Fund” and collectively, the “Funds”).

The Funds may invest in both fixed income instruments and equity and equity-related securities. We believe that such funds have an important role to play in a well-diversified investment portfolio. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by

ANNUAL REPORT	|	MARCH 31, 2024	3

Important Information About the Funds	(Cont.)

countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries, has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares , if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and

4	PIMCO STOCKSPLUS® FUNDS

expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	04/27/18	—	01/20/97	01/20/97	12/31/02	Diversified
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	04/27/18	—	07/31/03	07/31/03	—	Diversified
PIMCO StocksPLUS® International Fund (Unhedged)	11/30/06	11/30/06	04/30/08	04/27/18	—	11/30/06	11/30/06	—	Diversified
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	04/27/18	—	10/30/03	10/30/03	—	Diversified
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	Diversified
PIMCO StocksPLUS® Short Fund	07/23/03	07/23/03	01/29/10	04/27/18	—	07/31/06	07/31/06	—	Diversified
PIMCO StocksPLUS® Small Fund	03/31/06	03/31/06	04/30/08	04/27/18	—	07/31/06	07/31/06	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by The Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website

ANNUAL REPORT	|	MARCH 31, 2024	5

Important Information About the Funds	(Cont.)

at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow a Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

On November 17, 2023, a supplement was filed to provide notification of the liquidation of the Administrative Class of the PIMCO StocksPLUS® Small Fund. Effective February 16, 2024, the Fund no longer sold Administrative Class shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into Administrative Class shares of the Fund from other funds of the Trust or funds of PIMCO Equity Series. The Administrative Class of the Fund liquidated on March 15, 2024.

6	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
I-2 - PSKPX	Class C - PSPCX
I-3 - PSTNX	Class R - PSPRX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Short-Term Instruments‡	47.4%

Asset-Backed Securities	23.5%

Non-Agency Mortgage-Backed Securities	10.4%

Corporate Bonds & Notes	7.1%

U.S. Treasury Obligations	4.7%

U.S. Government Agencies	4.4%

Common Stocks	2.2%

Sovereign Issues	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	30.66%	14.21%	12.44%	10.71%
PIMCO StocksPLUS® Fund I-2	30.37%	14.09%	12.33%	10.66%
PIMCO StocksPLUS® Fund I-3	30.32%	14.03%	12.27%	10.60%
PIMCO StocksPLUS® Fund Class A	30.05%	13.75%	11.99%	10.24%
PIMCO StocksPLUS® Fund Class A (adjusted)	25.18%	12.89%	11.57%	10.13%
PIMCO StocksPLUS® Fund Class C	29.29%	13.20%	11.43%	9.70%
PIMCO StocksPLUS® Fund Class C (adjusted)	28.29%	13.20%	11.43%	9.70%
PIMCO StocksPLUS® Fund Class R	29.72%	13.47%	11.72%	10.00%
S&P 500 Index	29.88%	15.05%	12.96%	10.47%
Lipper Large-Cap Core Funds Average	29.53%	14.13%	11.86%	9.82%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.51% for Institutional Class shares, 0.61% for I-2 shares, 0.71% for I-3 shares, 0.91% for Class A shares, 1.41% for Class C shares and 1.16% for Class R shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute returns, as the S&P 500 Index returned 29.88%.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Long exposure to investment-grade corporate credit contributed to returns, as spreads tightened and spread carry was earned.

»	Holdings of commercial mortgage-backed securities contributed to returns, as spreads tightened and spread carry was earned.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2024	7

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
I-2 - PTOPX	Class C - PSOCX
I-3 - PSPNX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Short-Term Instruments‡	36.2%

Asset-Backed Securities	26.1%

U.S. Government Agencies	15.7%

Corporate Bonds & Notes	9.0%

Non-Agency Mortgage-Backed Securities	6.1%

U.S. Treasury Obligations	4.5%

Common Stocks	1.9%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	31.48%	14.17%	12.56%	11.33%
PIMCO StocksPLUS® Absolute Return Fund I-2	31.47%	14.06%	12.46%	11.24%
PIMCO StocksPLUS® Absolute Return Fund I-3	31.43%	14.01%	12.40%	11.17%
PIMCO StocksPLUS® Absolute Return Fund Class A	31.02%	13.71%	12.11%	10.89%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	26.10%	12.85%	11.69%	10.70%
PIMCO StocksPLUS® Absolute Return Fund Class C	30.02%	12.84%	11.28%	10.06%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	29.02%	12.84%	11.28%	10.06%
S&P 500 Index	29.88%	15.05%	12.96%	10.10%
Lipper Large-Cap Core Funds Average	29.53%	14.13%	11.86%	9.37%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.70% for Institutional Class shares, 0.80% for I-2 shares, 0.90% for I-3 shares, 1.10% for Class A shares, and 1.85% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute returns, as the S&P 500 Index returned 29.88%.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as spreads tightened.

»	Long exposure to investment grade corporate credit contributed to returns, as spreads tightened.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Long exposure to Brazilian interest rates detracted from returns, as interest rates increased.

8	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® International Fund (Unhedged)

Institutional Class - PSKIX	Class A - PPUAX
I-2 - PPLPX	Class C - PPUCX
I-3 - PSKNX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Asset-Backed Securities	32.7%

Short-Term Instruments‡	30.7%

U.S. Government Agencies	15.5%

Non-Agency Mortgage-Backed Securities	7.0%

Corporate Bonds & Notes	6.2%

U.S. Treasury Obligations	5.2%

Common Stocks	2.2%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (11/30/06)
PIMCO StocksPLUS® International Fund (Unhedged) Institutional Class	16.67%	6.53%	4.47%	5.13%
PIMCO StocksPLUS® International Fund (Unhedged) I-2	16.56%	6.43%	4.37%	5.04%
PIMCO StocksPLUS® International Fund (Unhedged) I-3	16.54%	6.38%	4.32%	4.98%
PIMCO StocksPLUS® International Fund (Unhedged) Class A	16.24%	6.11%	4.06%	4.71%
PIMCO StocksPLUS® International Fund (Unhedged) Class A (adjusted)	11.88%	5.31%	3.67%	4.48%
PIMCO StocksPLUS® International Fund (Unhedged) Class C	15.38%	5.34%	3.29%	3.93%
PIMCO StocksPLUS® International Fund (Unhedged) Class C (adjusted)	14.38%	5.34%	3.29%	3.93%
MSCI EAFE Index	15.32%	7.33%	4.80%	3.69%
Lipper International Multi-Cap Core Funds Average	13.65%	6.12%	4.22%	3.46%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.78% for Institutional Class shares, 0.88% for I-2 shares, 0.98% for I-3 shares, 1.18% for Class A shares, and 1.93% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Index contributed to absolute returns as the MSCI EAFE Index returned 15.32%.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as spreads tightened.

»	Holdings of collateralized loan obligations contributed to returns, as spreads tightened.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Long exposure to Brazilian interest rates detracted from returns, as interest rates increased.

ANNUAL REPORT	|	MARCH 31, 2024	9

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
I-2 - PIUHX	Class C - PIPCX
I-3 - PISNX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Short-Term Instruments‡	34.7%

Asset-Backed Securities	28.7%

U.S. Government Agencies	14.9%

Corporate Bonds & Notes	7.1%

Non-Agency Mortgage-Backed Securities	6.7%

U.S. Treasury Obligations	5.3%

Common Stocks	2.0%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Institutional Class	23.43%	11.18%	9.07%	9.52%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-2	23.44%	11.10%	8.98%	9.43%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-3	23.39%	11.03%	8.91%	9.37%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A	23.11%	10.76%	8.65%	9.08%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A (adjusted)	18.49%	9.92%	8.24%	8.78%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C	22.01%	9.93%	7.83%	8.28%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C (adjusted)	21.01%	9.93%	7.83%	8.28%
MSCI EAFE Hedged USD Index	22.36%	11.64%	9.25%	7.94%
Lipper International Multi-Cap Core Funds Average	13.65%	6.12%	4.22%	5.87%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.90% for Institutional Class shares, 1.00% for I-2 shares, 1.10% for I-3 shares, 1.30% for Class A shares, and 2.05% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Hedged USD Index contributed to absolute returns, as the MSCI EAFE Hedged USD Index returned 22.36%.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as spreads tightened.

»	Long exposure to investment grade corporate credit contributed to returns, as spreads tightened.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Long exposure to Brazilian interest rates detracted from returns, as interest rates increased.

10	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Treasury Obligations	48.0%

Corporate Bonds & Notes	32.6%

U.S. Government Agencies	10.3%

Short-Term Instruments‡	4.6%

Asset-Backed Securities	1.3%

Sovereign Issues	1.2%

Other	2.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	21.81%	11.09%	13.39%	13.26%
S&P 500 Index	29.88%	15.05%	12.96%	10.14%
S&P 500 Index + Bloomberg Long-Term Government/Credit Index - ICE BofA SOFR Overnight Rate Index**	21.34%	—	—	—
S&P 500 Index + Bloomberg Long-Term Government/Credit Index - 3 Month LIBOR	18.20%	11.28%	13.61%	13.35%
Lipper Specialty Diversified Equity Funds Average	27.29%	8.61%	6.47%	9.62%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

** ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

+ Performance shown for the index is S&P 500 Index + Bloomberg Long-Term Government/Credit Index — ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of S&P 500 Index + Bloomberg Long-Term Government/Credit Index — 3 Month USD LIBOR.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 1.71% for Institutional Class shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmarks, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”) consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

U.S. interest rate strategies overall, including duration, curve positioning and instrument selection, contributed to performance due to underweight exposure to duration, as U.S. Treasury yields rose across the curve.

»	Security selection within investment grade financials contributed to performance, as select issuers outperformed.

»	Out-of-benchmark exposure to below investment grade securities contributed to performance, as spreads narrowed.

»	Underweight exposure to investment grade industrials detracted from performance, as spreads narrowed.

»	Select exposure to emerging market currencies detracted from performance, as a select currency weakened versus the US dollar.

ANNUAL REPORT	|	MARCH 31, 2024	11

PIMCO StocksPLUS® Short Fund

Institutional Class - PSTIX	Class A - PSSAX
I-2 - PSPLX	Class C - PSSCX
I-3 - PSNNX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Asset-Backed Securities	23.3%

Short-Term Instruments‡	21.5%

U.S. Government Agencies	20.8%

Non-Agency Mortgage-Backed Securities	14.3%

U.S. Treasury Obligations	11.0%

Corporate Bonds & Notes	6.9%

Common Stocks	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® Short Fund Institutional Class	(13.88)%	(12.10)%	(10.36)%	(6.30)%
PIMCO StocksPLUS® Short Fund I-2	(13.92)%	(12.17)%	(10.49)%	(6.39)%
PIMCO StocksPLUS® Short Fund I-3	(13.99)%	(12.21)%	(10.50)%	(6.42)%
PIMCO StocksPLUS® Short Fund Class A	(14.25)%	(12.45)%	(10.74)%	(6.69)%
PIMCO StocksPLUS® Short Fund Class A (adjusted)	(17.51)%	(13.11)%	(11.08)%	(6.86)%
PIMCO StocksPLUS® Short Fund Class C	(14.87)%	(13.10)%	(11.42)%	(7.39)%
PIMCO StocksPLUS® Short Fund Class C (adjusted)	(15.72)%	(13.10)%	(11.42)%	(7.39)%
S&P 500 Index	29.88%	15.05%	12.96%	10.55%
Inverse of S&P 500 Index	(24.78)%	(16.10)%	(13.60)%	(11.58)%
Lipper Dedicated Short-Bias Fund Average	(23.74)%	(26.36)%	(23.29)%	(18.08)%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 07/31/2003.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.72% for Institutional Class shares, 0.82% for I-2 shares, 0.92% for I-3 shares, 1.12% for Class A shares, and 1.87% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Short Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (“S&P 500”) by investing primarily in short positions with respect to the S&P 500 or specific S&P 500 securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the S&P 500 on a daily basis, subject to certain limitations. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s inverse exposure to equity index derivatives linked to the S&P 500 Index detracted from absolute returns, as the S&P 500 Index returned 29.88%.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as spreads tightened.

»	Long exposure to investment-grade corporate credit contributed to returns, as spreads tightened and spread carry was earned.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Long exposure to Brazilian interest rates detracted from returns, as interest rates increased.

12	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Small Fund

Institutional Class - PSCSX	Class A - PCKAX
I-2 - PCKPX	Class C - PCKCX
I-3 - PSNSX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2024†§

Short-Term Instruments‡	30.2%

Asset-Backed Securities	26.4%

U.S. Government Agencies	16.7%

Corporate Bonds & Notes	9.3%

Non-Agency Mortgage-Backed Securities	8.2%

U.S. Treasury Obligations	6.7%

Common Stocks	2.0%

Sovereign Issues	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (03/31/06)
PIMCO StocksPLUS® Small Fund Institutional Class	20.97%	7.21%	7.53%	9.58%
PIMCO StocksPLUS® Small Fund I-2	20.91%	7.10%	7.40%	9.45%
PIMCO StocksPLUS® Small Fund I-3	20.83%	7.02%	7.34%	9.40%
PIMCO StocksPLUS® Small Fund Class A	20.47%	6.77%	7.09%	9.16%
PIMCO StocksPLUS® Small Fund Class A (adjusted)	15.95%	5.95%	6.68%	8.93%
PIMCO StocksPLUS® Small Fund Class C	19.45%	5.95%	6.27%	8.31%
PIMCO StocksPLUS® Small Fund Class C (adjusted)	18.45%	5.95%	6.27%	8.31%
Russell 2000® Index	19.71%	8.11%	7.58%	7.28%
Lipper Small-Cap Core Funds Average	19.10%	9.38%	7.58%	7.26%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.75% for Institutional Class shares, 0.85% for I-2 shares, 0.95% for I-3 shares, 1.15% for Class A shares, and 1.90% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Small Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the Russell 2000 Index detracted from absolute returns, as the Russell 2000 Index returned 19.71%.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as spreads tightened.

»	Long exposure to investment-grade corporate credit contributed to returns, as spreads tightened and spread carry was earned.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Long exposure to Brazilian interest rates detracted from returns, as interest rates increased.

ANNUAL REPORT	|	MARCH 31, 2024	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$1,241.20	$4.24	$1,000.00	$1,021.08	$3.82	0.76%
I-2	1,000.00	1,239.90	4.79	1,000.00	1,020.59	4.32	0.86
I-3	1,000.00	1,239.40	5.07	1,000.00	1,020.34	4.57	0.91
Class A	1,000.00	1,238.80	6.46	1,000.00	1,019.10	5.82	1.16
Class C	1,000.00	1,234.70	9.22	1,000.00	1,016.61	8.32	1.66
Class R	1,000.00	1,236.20	7.84	1,000.00	1,017.85	7.07	1.41

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$1,250.00	$5.87	$1,000.00	$1,019.64	$5.27	1.05%
I-2	1,000.00	1,250.10	6.43	1,000.00	1,019.14	5.77	1.15
I-3	1,000.00	1,249.80	6.71	1,000.00	1,018.90	6.02	1.20
Class A	1,000.00	1,248.00	8.10	1,000.00	1,017.65	7.27	1.45
Class C	1,000.00	1,242.30	12.27	1,000.00	1,013.92	11.02	2.20

14	PIMCO STOCKSPLUS® FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class	$1,000.00	$1,178.30	$4.60	$1,000.00	$1,020.64	$4.27	0.85%
I-2	1,000.00	1,177.60	5.14	1,000.00	1,020.14	4.77	0.95
I-3	1,000.00	1,177.90	5.42	1,000.00	1,019.89	5.02	1.00
Class A	1,000.00	1,175.70	6.76	1,000.00	1,018.65	6.27	1.25
Class C	1,000.00	1,171.10	10.80	1,000.00	1,014.92	10.02	2.00

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,177.90	$6.06	$1,000.00	$1,019.29	$5.62	1.12%
I-2	1,000.00	1,179.10	6.61	1,000.00	1,018.80	6.12	1.22
I-3	1,000.00	1,178.60	6.88	1,000.00	1,018.55	6.37	1.27
Class A	1,000.00	1,176.80	8.23	1,000.00	1,017.30	7.62	1.52
Class C	1,000.00	1,172.60	12.26	1,000.00	1,013.58	11.36	2.27

PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$1,326.20	$17.81	$1,000.00	$1,009.55	$15.39	3.08%

PIMCO StocksPLUS® Short Fund
Institutional Class	$1,000.00	$858.30	$3.60	$1,000.00	$1,020.98	$3.92	0.78%
I-2	1,000.00	857.80	4.06	1,000.00	1,020.49	4.42	0.88
I-3	1,000.00	858.10	4.30	1,000.00	1,020.24	4.67	0.93
Class A	1,000.00	857.50	5.45	1,000.00	1,019.00	5.92	1.18
Class C	1,000.00	853.50	8.89	1,000.00	1,015.27	9.67	1.93

PIMCO StocksPLUS® Small Fund
Institutional Class	$1,000.00	$1,214.60	$5.29	$1,000.00	$1,020.09	$4.82	0.96%
I-2	1,000.00	1,214.80	5.84	1,000.00	1,019.59	5.32	1.06
I-3	1,000.00	1,214.00	6.11	1,000.00	1,019.34	5.57	1.11
Class A	1,000.00	1,212.00	7.48	1,000.00	1,018.10	6.82	1.36
Class C	1,000.00	1,206.60	11.58	1,000.00	1,014.37	10.57	2.11

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2024	15

Benchmark Descriptions

Index*	Benchmark Description

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 Index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

MSCI EAFE Hedged USD Index	MSCI EAFE Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P 500 Index + Bloomberg Long-Term Government/Credit Index — ICE BofA SOFR Overnight Rate Index	The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Long-Term Government/Credit Index and subtracting the ICE BofA SOFR Overnight Rate Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The S&P 500 Index focuses on the large-cap segment of the U.S. equities market. The Bloomberg Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

S&P 500 Index + Bloomberg Long-Term Government/Credit Index — 3 Month LIBOR	The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The S&P 500 Index focuses on the large-cap segment of the U.S. equities market. The Bloomberg Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

16	PIMCO STOCKSPLUS® FUNDS

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Fund
Institutional Class

03/31/2024	$10.08	$0.49	$2.54	$3.03	$(0.53)	$0.00	$0.00	$(0.53)

03/31/2023	12.25	0.26	(1.56)	(1.30)	(0.05)	(0.82)	0.00	(0.87)

03/31/2022	12.20	0.05	1.69	1.74	(0.41)	(1.28)	0.00	(1.69)

03/31/2021	8.02	0.05	4.71	4.76	(0.46)	(0.12)	0.00	(0.58)

03/31/2020	10.19	0.23	(0.92)	(0.69)	(0.57)	(0.91)	0.00	(1.48)
I-2

03/31/2024	10.04	0.48	2.51	2.99	(0.52)	0.00	0.00	(0.52)

03/31/2023	12.20	0.24	(1.54)	(1.30)	(0.04)	(0.82)	0.00	(0.86)

03/31/2022	12.16	0.04	1.67	1.71	(0.39)	(1.28)	0.00	(1.67)

03/31/2021	7.99	0.05	4.69	4.74	(0.45)	(0.12)	0.00	(0.57)

03/31/2020	10.16	0.22	(0.92)	(0.70)	(0.56)	(0.91)	0.00	(1.47)
I-3

03/31/2024	10.01	0.47	2.51	2.98	(0.52)	0.00	0.00	(0.52)

03/31/2023	12.17	0.26	(1.56)	(1.30)	(0.04)	(0.82)	0.00	(0.86)

03/31/2022	12.14	0.03	1.67	1.70	(0.39)	(1.28)	0.00	(1.67)

03/31/2021	7.98	0.03	4.70	4.73	(0.45)	(0.12)	0.00	(0.57)

03/31/2020	10.14	0.19	(0.89)	(0.70)	(0.55)	(0.91)	0.00	(1.46)
Class A

03/31/2024	8.76	0.38	2.20	2.58	(0.50)	0.00	0.00	(0.50)

03/31/2023	10.79	0.19	(1.37)	(1.18)	(0.03)	(0.82)	0.00	(0.85)

03/31/2022	10.92	0.00	1.52	1.52	(0.37)	(1.28)	0.00	(1.65)

03/31/2021	7.23	0.01	4.23	4.24	(0.43)	(0.12)	0.00	(0.55)

03/31/2020	9.32	0.17	(0.82)	(0.65)	(0.53)	(0.91)	0.00	(1.44)
Class C

03/31/2024	7.89	0.30	1.96	2.26	(0.46)	0.00	0.00	(0.46)

03/31/2023	9.83	0.13	(1.25)	(1.12)	0.00	(0.82)	0.00	(0.82)

03/31/2022	10.09	(0.06)	1.40	1.34	(0.32)	(1.28)	0.00	(1.60)

03/31/2021	6.71	(0.03)	3.91	3.88	(0.38)	(0.12)	0.00	(0.50)

03/31/2020	8.74	0.12	(0.74)	(0.62)	(0.50)	(0.91)	0.00	(1.41)
Class R

03/31/2024	9.22	0.38	2.31	2.69	(0.47)	0.00	0.00	(0.47)

03/31/2023	11.31	0.18	(1.44)	(1.26)	(0.01)	(0.82)	0.00	(0.83)

03/31/2022	11.38	(0.03)	1.58	1.55	(0.34)	(1.28)	0.00	(1.62)

03/31/2021	7.52	(0.01)	4.39	4.38	(0.40)	(0.12)	0.00	(0.52)

03/31/2020	9.64	0.15	(0.85)	(0.70)	(0.51)	(0.91)	0.00	(1.42)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class

03/31/2024	$9.59	$0.44	$2.53	$2.97	$(0.44)	$0.00	$0.00	$(0.44)

03/31/2023	11.14	0.28	(1.53)	(1.25)	(0.07)	(0.23)	0.00	(0.30)

03/31/2022	13.03	0.15	1.65	1.80	(1.10)	(2.59)	0.00	(3.69)

03/31/2021	8.35	0.13	5.28	5.41	(0.61)	(0.12)	0.00	(0.73)

03/31/2020	10.34	0.26	(1.29)	(1.03)	(0.58)	(0.28)	(0.10)	(0.96)
I-2

03/31/2024	9.37	0.42	2.48	2.90	(0.43)	0.00	0.00	(0.43)

03/31/2023	10.90	0.26	(1.50)	(1.24)	(0.06)	(0.23)	0.00	(0.29)

03/31/2022	12.82	0.13	1.63	1.76	(1.09)	(2.59)	0.00	(3.68)

03/31/2021	8.23	0.12	5.19	5.31	(0.60)	(0.12)	0.00	(0.72)

03/31/2020	10.20	0.24	(1.26)	(1.02)	(0.57)	(0.28)	(0.10)	(0.95)
I-3

03/31/2024	9.38	0.43	2.47	2.90	(0.43)	0.00	0.00	(0.43)

03/31/2023	10.92	0.25	(1.50)	(1.25)	(0.06)	(0.23)	0.00	(0.29)

03/31/2022	12.82	0.12	1.64	1.76	(1.07)	(2.59)	0.00	(3.66)

03/31/2021	8.22	0.12	5.18	5.30	(0.58)	(0.12)	0.00	(0.70)

03/31/2020	10.19	0.24	(1.26)	(1.02)	(0.57)	(0.28)	(0.10)	(0.95)
Class A

03/31/2024	9.27	0.39	2.44	2.83	(0.40)	0.00	0.00	(0.40)

03/31/2023	10.80	0.23	(1.49)	(1.26)	(0.04)	(0.23)	0.00	(0.27)

03/31/2022	12.74	0.09	1.61	1.70	(1.05)	(2.59)	0.00	(3.64)

03/31/2021	8.18	0.09	5.16	5.25	(0.57)	(0.12)	0.00	(0.69)

03/31/2020	10.14	0.22	(1.26)	(1.04)	(0.54)	(0.28)	(0.10)	(0.92)

18	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.58	30.66%	$1,870,917	0.70%	0.70%	0.50%	0.50%	4.44%	200%

10.08	(10.23)	1,614,756	0.51	0.51	0.50	0.50	2.50	17

12.25	13.81	1,698,700	0.51	0.51	0.50	0.50	0.41	28

12.20	60.21	852,795	0.51	0.51	0.50	0.50	0.43	211

8.02	(9.13)	316,818	0.56	0.56	0.50	0.50	2.22	223

12.51	30.37	94,954	0.80	0.80	0.60	0.60	4.33	200

10.04	(10.26)	63,205	0.61	0.61	0.60	0.60	2.30	17

12.20	13.66	101,287	0.61	0.61	0.60	0.60	0.30	28

12.16	60.16	84,275	0.61	0.61	0.60	0.60	0.43	211

7.99	(9.25)	61,521	0.66	0.66	0.60	0.60	2.10	223

12.47	30.32	37,721	0.85	0.90	0.65	0.70	4.28	200

10.01	(10.29)	21,735	0.66	0.71	0.65	0.70	2.49	17

12.17	13.55	16,071	0.66	0.71	0.65	0.70	0.26	28

12.14	60.07	11,837	0.66	0.71	0.65	0.70	0.32	211

7.98	(9.26)	5,329	0.71	0.76	0.65	0.70	1.86	223

10.84	30.05	393,739	1.10	1.10	0.90	0.90	4.04	200

8.76	(10.56)	333,005	0.91	0.91	0.90	0.90	2.08	17

10.79	13.38	413,908	0.91	0.91	0.90	0.90	(0.01)	28

10.92	59.48	390,280	0.91	0.91	0.90	0.90	0.10	211

7.23	(9.44)	233,050	0.96	0.96	0.90	0.90	1.84	223

9.69	29.29	53,413	1.60	1.60	1.40	1.40	3.54	200

7.89	(10.93)	52,566	1.41	1.41	1.40	1.40	1.53	17

9.83	12.71	76,325	1.41	1.41	1.40	1.40	(0.52)	28

10.09	58.72	82,416	1.41	1.41	1.40	1.40	(0.36)	211

6.71	(9.79)	81,519	1.46	1.46	1.40	1.40	1.35	223

11.44	29.72	58,423	1.35	1.35	1.15	1.15	3.79	200

9.22	(10.78)	52,145	1.16	1.16	1.15	1.15	1.86	17

11.31	13.09	59,898	1.16	1.16	1.15	1.15	(0.25)	28

11.38	59.07	51,526	1.16	1.16	1.15	1.15	(0.15)	211

7.52	(9.64)	31,657	1.21	1.21	1.15	1.15	1.55	223

$12.12	31.48%	$995,829	0.95%	0.95%	0.64%	0.64%	4.22%	366%

9.59	(11.07)	939,383	0.70	0.70	0.64	0.64	2.93	102

11.14	12.97	1,129,735	0.65	0.65	0.64	0.64	1.12	106

13.03	65.92	1,085,516	0.65	0.65	0.64	0.64	1.19	363

8.35	(11.50)	881,492	0.72	0.72	0.64	0.64	2.46	438

11.84	31.47	344,458	1.05	1.05	0.74	0.74	4.13	366

9.37	(11.20)	331,896	0.80	0.80	0.74	0.74	2.76	102

10.90	12.85	452,175	0.75	0.75	0.74	0.74	1.04	106

12.82	65.66	396,293	0.75	0.75	0.74	0.74	1.07	363

8.23	(11.54)	212,277	0.82	0.82	0.74	0.74	2.32	438

11.85	31.43	13,536	1.15 (h)	1.20 (h)	0.79 (h)	0.84 (h)	4.08	366

9.38	(11.32)	3,704	0.85	0.90	0.79	0.84	2.68	102

10.92	12.92	5,376	0.80	0.85	0.79	0.84	0.92	106

12.82	65.57	11,887	0.80	0.85	0.79	0.84	1.19	363

8.22	(11.60)	57,739	0.87	0.92	0.79	0.84	2.30	438

11.70	31.02	548,789	1.35	1.35	1.04	1.04	3.83	366

9.27	(11.51)	489,063	1.10	1.10	1.04	1.04	2.48	102

10.80	12.48	665,057	1.05	1.05	1.04	1.04	0.73	106

12.74	65.28	611,691	1.05	1.05	1.04	1.04	0.78	363

8.18	(11.78)	387,335	1.12	1.12	1.04	1.04	2.07	438

ANNUAL REPORT	|	MARCH 31, 2024	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Absolute Return Fund (Cont.)
Class C

03/31/2024	$7.75	$0.26	$2.03	$2.29	$(0.35)	$0.00	$0.00	$(0.35)

03/31/2023	9.11	0.13	(1.25)	(1.12)	(0.01)	(0.23)	0.00	(0.24)

03/31/2022	11.25	0.00	1.44	1.44	(0.99)	(2.59)	0.00	(3.58)

03/31/2021	7.29	0.00	4.58	4.58	(0.50)	(0.12)	0.00	(0.62)

03/31/2020	9.14	0.12	(1.11)	(0.99)	(0.48)	(0.28)	(0.10)	(0.86)

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class

03/31/2024	$10.28	$0.53	$1.16	$1.69	$(0.45)	$0.00	$0.00	$(0.45)

03/31/2023	15.49	0.37	(1.47)	(1.10)	(0.35)	(3.76)	0.00	(4.11)

03/31/2022(e)	20.43	0.28	0.02	0.30	(5.24)	0.00	0.00	(5.24)

03/31/2021(e)	13.53	0.24	6.78	7.02	(0.12)	0.00	0.00	(0.12)

03/31/2020(e)	16.80	0.39	(3.33)	(2.94)	(0.33)	0.00	0.00	(0.33)
I-2

03/31/2024	10.29	0.52	1.16	1.68	(0.44)	0.00	0.00	(0.44)

03/31/2023	15.50	0.40	(1.50)	(1.10)	(0.35)	(3.76)	0.00	(4.11)

03/31/2022(e)	20.46	0.27	(0.01)	0.26	(5.22)	0.00	0.00	(5.22)

03/31/2021(e)	13.56	0.24	6.78	7.02	(0.12)	0.00	0.00	(0.12)

03/31/2020(e)	16.83	0.39	(3.36)	(2.97)	(0.30)	0.00	0.00	(0.30)
I-3

03/31/2024	10.22	0.51	1.16	1.67	(0.44)	0.00	0.00	(0.44)

03/31/2023	15.43	0.38	(1.49)	(1.11)	(0.34)	(3.76)	0.00	(4.10)

03/31/2022(e)	20.40	0.25	0.00	0.25	(5.22)	0.00	0.00	(5.22)

03/31/2021(e)	13.53	0.24	6.75	6.99	(0.12)	0.00	0.00	(0.12)

03/31/2020(e)	16.80	0.39	(3.36)	(2.97)	(0.30)	0.00	0.00	(0.30)
Class A

03/31/2024	9.50	0.44	1.07	1.51	(0.41)	0.00	0.00	(0.41)

03/31/2023	14.68	0.34	(1.44)	(1.10)	(0.32)	(3.76)	0.00	(4.08)

03/31/2022(e)	19.65	0.20	0.02	0.22	(5.19)	0.00	0.00	(5.19)

03/31/2021(e)	13.08	0.18	6.51	6.69	(0.12)	0.00	0.00	(0.12)

03/31/2020(e)	16.23	0.33	(3.21)	(2.88)	(0.27)	0.00	0.00	(0.27)
Class C

03/31/2024	8.26	0.32	0.93	1.25	(0.35)	0.00	0.00	(0.35)

03/31/2023	13.40	0.22	(1.33)	(1.11)	(0.27)	(3.76)	0.00	(4.03)

03/31/2022(e)	18.39	0.07	0.04	0.11	(5.10)	0.00	0.00	(5.10)

03/31/2021(e)	12.33	0.06	6.09	6.15	(0.09)	0.00	0.00	(0.09)

03/31/2020(e)	15.33	0.21	(3.03)	(2.82)	(0.18)	0.00	0.00	(0.18)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class

03/31/2024	$8.02	$0.35	$1.41	$1.76	$(0.89)	$0.00	$0.00	$(0.89)

03/31/2023	8.59	0.24	0.00	0.24	(0.47)	(0.34)	0.00	(0.81)

03/31/2022	8.78	0.15	0.32	0.47	(0.66)	0.00	0.00	(0.66)

03/31/2021	5.90	0.14	2.74	2.88	0.00	0.00	0.00	0.00

03/31/2020	7.75	0.18	(1.20)	(1.02)	(0.63)	(0.20)	0.00	(0.83)
I-2

03/31/2024	7.90	0.34	1.40	1.74	(0.89)	0.00	0.00	(0.89)

03/31/2023	8.48	0.23	0.00	0.23	(0.47)	(0.34)	0.00	(0.81)

03/31/2022	8.67	0.14	0.32	0.46	(0.65)	0.00	0.00	(0.65)

03/31/2021	5.83	0.13	2.71	2.84	0.00	0.00	0.00	0.00

03/31/2020	7.67	0.17	(1.19)	(1.02)	(0.62)	(0.20)	0.00	(0.82)
I-3

03/31/2024	7.87	0.34	1.39	1.73	(0.89)	0.00	0.00	(0.89)

03/31/2023	8.45	0.23	(0.01)	0.22	(0.46)	(0.34)	0.00	(0.80)

03/31/2022	8.65	0.14	0.31	0.45	(0.65)	0.00	0.00	(0.65)

03/31/2021	5.82	0.12	2.71	2.83	0.00	0.00	0.00	0.00

03/31/2020	7.66	0.16	(1.18)	(1.02)	(0.62)	(0.20)	0.00	(0.82)

20	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.69	30.02%	$77,653	2.10%	2.10%	1.79%	1.79%	3.08%	366%

7.75	(12.18)	84,922	1.85	1.85	1.79	1.79	1.70	102

9.11	11.68	132,068	1.80	1.80	1.79	1.79	(0.02)	106

11.25	63.90	136,038	1.80	1.80	1.79	1.79	0.04	363

7.29	(12.45)	132,958	1.87	1.87	1.79	1.79	1.34	438

$11.52	16.67%	$140,133	0.96%	0.96%	0.64%	0.64%	4.96%	343%

10.28	(5.05)	103,003	0.78	0.78	0.64	0.64	2.92	203

15.49	(0.73)	295,367	0.65	0.65	0.64	0.64	1.56	127

20.43	52.09	326,828	0.65	0.65	0.64	0.64	1.38	369

13.53	(17.98)	542,871	1.02	1.02	0.64	0.64	2.41	475

11.53	16.56	26,966	1.06	1.06	0.74	0.74	4.87	343

10.29	(5.11)	18,162	0.88	0.88	0.74	0.74	3.26	203

15.50	(0.92)	23,463	0.75	0.75	0.74	0.74	1.46	127

20.46	51.91	23,112	0.75	0.75	0.74	0.74	1.34	369

13.56	(17.99)	36,115	1.12	1.12	0.74	0.74	2.35	475

11.45	16.54	15,784	1.11	1.16	0.79	0.84	4.81	343

10.22	(5.17)	5,602	0.98 (h)	1.03 (h)	0.79 (h)	0.84 (h)	3.19	203

15.43	(0.97)	3,950	0.80	0.85	0.79	0.84	1.41	127

20.40	51.84	3,027	0.80	0.85	0.79	0.84	1.35	369

13.53	(18.03)	522	1.17	1.22	0.79	0.84	2.28	475

10.60	16.12	31,899	1.36	1.36	1.04	1.04	4.55	343

9.50	(5.38)	36,337	1.18	1.18	1.04	1.04	2.97	203

14.68	(1.20)	43,859	1.05	1.05	1.04	1.04	1.16	127

19.65	51.27	47,442	1.05	1.05	1.04	1.04	1.07	369

13.08	(18.08)	35,269	1.42	1.42	1.04	1.04	2.04	475

9.16	15.38	1,150	2.11	2.11	1.79	1.79	3.77	343

8.26	(6.09)	1,674	1.93	1.93	1.79	1.79	2.16	203

13.40	(1.96)	2,807	1.80	1.80	1.79	1.79	0.41	127

18.39	50.07	3,830	1.80	1.80	1.79	1.79	0.32	369

12.33	(18.62)	4,434	2.17	2.17	1.79	1.79	1.32	475

$8.89	23.43%	$1,356,406	1.17%	1.17%	0.75%	0.75%	4.31%	347%

8.02	3.44	959,154	0.90	0.90	0.75	0.75	3.05	159

8.59	5.14	964,480	0.76	0.76	0.75	0.75	1.71	113

8.78	48.81	1,120,187	0.78	0.78	0.75	0.75	1.92	288

5.90	(14.98)	1,403,103	1.00	1.00	0.75	0.75	2.29	426

8.75	23.44	870,087	1.27	1.27	0.85	0.85	4.21	347

7.90	3.27	638,703	1.00	1.00	0.85	0.85	2.96	159

8.48	5.14	615,198	0.86	0.86	0.85	0.85	1.61	113

8.67	48.71	601,962	0.88	0.88	0.85	0.85	1.81	288

5.83	(15.08)	626,849	1.10	1.10	0.85	0.85	2.17	426

8.71	23.39	46,732	1.32	1.37	0.90	0.95	4.18	347

7.87	3.23	15,217	1.05	1.10	0.90	0.95	2.95	159

8.45	5.01	15,417	0.91	0.96	0.90	0.95	1.58	113

8.65	48.63	11,852	0.93	0.98	0.90	0.95	1.75	288

5.82	(15.13)	30,504	1.15	1.20	0.90	0.95	2.07	426

ANNUAL REPORT	|	MARCH 31, 2024	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)
Class A

03/31/2024	$7.39	$0.29	$1.31	$1.60	$(0.87)	$0.00	$0.00	$(0.87)

03/31/2023	7.99	0.20	(0.01)	0.19	(0.45)	(0.34)	0.00	(0.79)

03/31/2022	8.22	0.11	0.30	0.41	(0.64)	0.00	0.00	(0.64)

03/31/2021	5.54	0.10	2.58	2.68	0.00	0.00	0.00	0.00

03/31/2020	7.33	0.14	(1.13)	(0.99)	(0.60)	(0.20)	0.00	(0.80)
Class C

03/31/2024	6.44	0.20	1.12	1.32	(0.83)	0.00	0.00	(0.83)

03/31/2023	7.07	0.12	(0.01)	0.11	(0.40)	(0.34)	0.00	(0.74)

03/31/2022	7.35	0.04	0.28	0.32	(0.60)	0.00	0.00	(0.60)

03/31/2021	5.00	0.05	2.30	2.35	0.00	0.00	0.00	0.00

03/31/2020	6.69	0.08	(1.01)	(0.93)	(0.56)	(0.20)	0.00	(0.76)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class

03/31/2024	$14.98	$0.39	$2.76	$3.15	$(1.07)	$0.00	$0.00	$(1.07)

03/31/2023(f)	20.10	0.46	(5.35)	(4.89)	(0.23)	0.00	0.00	(0.23)

03/31/2022(f)	24.45	0.69	2.79	3.48	(5.49)	(2.34)	0.00	(7.83)

03/31/2021(f)	18.84	0.69	9.42	10.11	(3.12)	(1.38)	0.00	(4.50)

03/31/2020(f)	20.25	0.69	1.11	1.80	(1.86)	(1.08)	(0.27)	(3.21)

PIMCO StocksPLUS® Short Fund
Institutional Class

03/31/2024	$8.72	$0.44	$(1.65)	$(1.21)	$0.00	$0.00	$0.00	$0.00

03/31/2023	8.37	0.31	0.31	0.62	(0.27)	0.00	0.00	(0.27)

03/31/2022	9.82	0.34	(1.79)	(1.45)	0.00	0.00	0.00	0.00

03/31/2021(g)	15.52	0.42	(5.54)	(5.12)	(0.50)	0.00	(0.08)	(0.58)

03/31/2020(g)	15.52	0.52	(0.50)	0.02	(0.02)	0.00	0.00	(0.02)
I-2

03/31/2024	8.69	0.43	(1.64)	(1.21)	0.00	0.00	0.00	0.00

03/31/2023	8.35	0.30	0.31	0.61	(0.27)	0.00	0.00	(0.27)

03/31/2022	9.80	0.29	(1.74)	(1.45)	0.00	0.00	0.00	0.00

03/31/2021(g)	15.50	0.42	(5.55)	(5.13)	(0.49)	0.00	(0.08)	(0.57)

03/31/2020(g)	15.48	0.50	(0.48)	0.02	0.00	0.00	0.00	0.00
I-3

03/31/2024	8.65	0.42	(1.63)	(1.21)	0.00	0.00	0.00	0.00

03/31/2023	8.31	0.33	0.28	0.61	(0.27)	0.00	0.00	(0.27)

03/31/2022	9.77	0.30	(1.76)	(1.46)	0.00	0.00	0.00	0.00

03/31/2021(g)	15.44	0.42	(5.52)	(5.10)	(0.49)	0.00	(0.08)	(0.57)

03/31/2020(g)	15.46	0.48	(0.48)	0.00	(0.02)	0.00	0.00	(0.02)
Class A

03/31/2024	8.35	0.39	(1.58)	(1.19)	0.00	0.00	0.00	0.00

03/31/2023	8.03	0.24	0.32	0.56	(0.24)	0.00	0.00	(0.24)

03/31/2022	9.46	0.28	(1.71)	(1.43)	0.00	0.00	0.00	0.00

03/31/2021(g)	14.98	0.37	(5.35)	(4.98)	(0.46)	0.00	(0.08)	(0.54)

03/31/2020(g)	15.00	0.44	(0.46)	(0.02)	0.00	0.00	0.00	0.00
Class C

03/31/2024	7.80	0.31	(1.47)	(1.16)	0.00	0.00	0.00	0.00

03/31/2023	7.52	0.16	0.31	0.47	(0.19)	0.00	0.00	(0.19)

03/31/2022	8.93	0.21	(1.62)	(1.41)	0.00	0.00	0.00	0.00

03/31/2021(g)	14.18	0.27	(5.05)	(4.78)	(0.40)	0.00	(0.07)	(0.47)

03/31/2020(g)	14.32	0.32	(0.46)	(0.14)	0.00	0.00	0.00	0.00

PIMCO StocksPLUS® Small Fund
Institutional Class

03/31/2024	$6.59	$0.30	$1.06	$1.36	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2023	9.67	0.24	(1.63)	(1.39)	0.00	(1.69)	0.00	(1.69)

03/31/2022	11.89	0.13	(0.90)	(0.77)	(1.38)	(0.07)	0.00	(1.45)

03/31/2021	6.47	0.11	6.50	6.61	(1.19)	0.00	0.00	(1.19)

03/31/2020	9.51	0.25	(2.73)	(2.48)	(0.26)	(0.28)	(0.02)	(0.56)

22	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.12	23.11%	$391,836	1.57%	1.57%	1.15%	1.15%	3.90%	347%

7.39	2.95	346,558	1.30	1.30	1.15	1.15	2.65	159

7.99	4.73	357,191	1.16	1.16	1.15	1.15	1.31	113

8.22	48.38	351,950	1.18	1.18	1.15	1.15	1.51	288

5.54	(15.36)	302,069	1.40	1.40	1.15	1.15	1.89	426

6.93	22.01	40,433	2.32	2.32	1.90	1.90	3.14	347

6.44	2.25	45,378	2.05	2.05	1.90	1.90	1.84	159

7.07	4.08	60,498	1.91	1.91	1.90	1.90	0.56	113

7.35	47.00	75,127	1.93	1.93	1.90	1.90	0.76	288

5.00	(15.91)	82,954	2.15	2.15	1.90	1.90	1.16	426

$17.06	21.73%	$924,182	2.88%	2.88%	0.59%	0.59%	2.59%	112%

14.98	(24.31)	727,497	1.71	1.71	0.59	0.59	3.07	76

20.10	11.04	1,286,592	0.61	0.61	0.59	0.59	2.85	38

24.45	54.20	816,276	0.61	0.61	0.59	0.59	2.75	104

18.84	7.23	660,011	1.01	1.01	0.59	0.59	3.12	197

$7.51	(13.88)%	$40,366	0.76%	0.76%	0.64%	0.64%	5.31%	317%

8.72	7.30	78,263	0.72	0.72	0.64	0.64	3.29	102

8.37	(14.77)	47,013	0.64	0.64	0.64	0.64	3.75	161

9.82	(33.47)	270,743	0.72	0.72	0.64	0.64	3.52	206

15.52	0.16	694,979	1.09	1.09	0.64	0.64	3.56	382

7.48	(13.92)	65,422	0.86	0.86	0.74	0.74	5.17	317

8.69	7.11	211,603	0.82	0.82	0.74	0.74	3.22	102

8.35	(14.80)	49,110	0.74	0.74	0.74	0.74	3.32	161

9.80	(33.59)	52,490	0.82	0.82	0.74	0.74	3.48	206

15.50	0.18	150,204	1.19	1.19	0.74	0.74	3.45	382

7.44	(13.99)	4,335	0.91	0.96	0.79	0.84	5.10	317

8.65	7.20	29,729	0.87	0.92	0.79	0.84	3.58	102

8.31	(14.94)	4,381	0.79	0.84	0.79	0.84	3.46	161

9.77	(33.54)	4,347	0.87	0.92	0.79	0.84	3.61	206

15.44	0.04	7,629	1.24	1.29	0.79	0.84	3.32	382

7.16	(14.25)	18,100	1.16	1.16	1.04	1.04	4.94	317

8.35	6.81	24,629	1.12	1.12	1.04	1.04	2.68	102

8.03	(15.12)	29,123	1.04	1.04	1.04	1.04	3.34	161

9.46	(33.73)	27,958	1.12	1.12	1.04	1.04	3.23	206

14.98	(0.13)	48,840	1.49	1.49	1.04	1.04	3.14	382

6.64	(14.87)	3,828	1.91	1.91	1.79	1.79	4.19	317

7.80	6.11	5,008	1.87	1.87	1.79	1.79	1.99	102

7.52	(15.79)	4,948	1.79	1.79	1.79	1.79	2.65	161

8.93	(34.20)	5,897	1.87	1.87	1.79	1.79	2.52	206

14.18	(0.98)	9,558	2.24	2.24	1.79	1.79	2.42	382

$7.69	20.97%	$666,549	0.90%	0.90%	0.69%	0.69%	4.43%	368%

6.59	(14.35)	664,036	0.75	0.75	0.69	0.69	3.03	108

9.67	(7.72)	837,675	0.70	0.70	0.69	0.69	1.17	90

11.89	105.22	1,181,348	0.70	0.70	0.69	0.69	1.18	339

6.47	(27.82)	678,711	0.75	0.75	0.69	0.69	2.63	454

ANNUAL REPORT	|	MARCH 31, 2024	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Small Fund (Cont.)
I-2

03/31/2024	$6.47	$0.29	$1.04	$1.33	$(0.25)	$0.00	$0.00	$(0.25)

03/31/2023	9.54	0.22	(1.60)	(1.38)	0.00	(1.69)	0.00	(1.69)

03/31/2022	11.76	0.12	(0.89)	(0.77)	(1.38)	(0.07)	0.00	(1.45)

03/31/2021	6.41	0.10	6.44	6.54	(1.19)	0.00	0.00	(1.19)

03/31/2020	9.42	0.23	(2.69)	(2.46)	(0.25)	(0.28)	(0.02)	(0.55)
I-3

03/31/2024	6.45	0.28	1.03	1.31	(0.25)	0.00	0.00	(0.25)

03/31/2023	9.52	0.21	(1.59)	(1.38)	0.00	(1.69)	0.00	(1.69)

03/31/2022	11.74	0.12	(0.90)	(0.78)	(1.37)	(0.07)	0.00	(1.44)

03/31/2021	6.40	0.10	6.42	6.52	(1.18)	0.00	0.00	(1.18)

03/31/2020	9.41	0.22	(2.68)	(2.46)	(0.25)	(0.28)	(0.02)	(0.55)
Class A

03/31/2024	6.27	0.26	1.01	1.27	(0.24)	0.00	0.00	(0.24)

03/31/2023	9.33	0.19	(1.56)	(1.37)	0.00	(1.69)	0.00	(1.69)

03/31/2022	11.54	0.08	(0.87)	(0.79)	(1.35)	(0.07)	0.00	(1.42)

03/31/2021	6.30	0.07	6.33	6.40	(1.16)	0.00	0.00	(1.16)

03/31/2020	9.28	0.21	(2.67)	(2.46)	(0.22)	(0.28)	(0.02)	(0.52)
Class C

03/31/2024	5.27	0.18	0.84	1.02	(0.20)	0.00	0.00	(0.20)

03/31/2023	8.22	0.12	(1.38)	(1.26)	0.00	(1.69)	0.00	(1.69)

03/31/2022	10.35	0.00	(0.76)	(0.76)	(1.30)	(0.07)	0.00	(1.37)

03/31/2021	5.73	0.00	5.72	5.72	(1.10)	0.00	0.00	(1.10)

03/31/2020	8.48	0.13	(2.41)	(2.28)	(0.17)	(0.28)	(0.02)	(0.47)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	A one for three reverse share split, effective March 25, 2022, has been retroactively applied.
(f)	A one for three reverse share split, effective March 24, 2023, has been retroactively applied.
(g)	A one for two reverse share split, effective March 26, 2021, has been retroactively applied.
(h)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

24	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.55	20.91%	$98,117	1.00%	1.00%	0.79%	0.79%	4.32%	368%

6.47	(14.47)	124,084	0.85	0.85	0.79	0.79	2.72	108

9.54	(7.88)	293,999	0.80	0.80	0.79	0.79	1.09	90

11.76	104.97	321,158	0.80	0.80	0.79	0.79	1.06	339

6.41	(27.83)	192,747	0.85	0.85	0.79	0.79	2.52	454

7.51	20.64	3,874	1.05	1.10	0.84	0.89	4.27	368

6.45	(14.47)	3,293	0.90	0.95	0.84	0.89	2.57	108

9.52	(7.91)	11,876	0.85	0.90	0.84	0.89	1.06	90

11.74	104.86	13,355	0.85	0.90	0.84	0.89	1.02	339

6.40	(27.89)	8,140	0.90	0.95	0.84	0.89	2.43	454

7.30	20.47	243,223	1.30	1.30	1.09	1.09	4.03	368

6.27	(14.69)	274,964	1.15	1.15	1.09	1.09	2.55	108

9.33	(8.13)	408,780	1.10	1.10	1.09	1.09	0.79	90

11.54	104.53	472,314	1.10	1.10	1.09	1.09	0.76	339

6.30	(28.16)	282,255	1.15	1.15	1.09	1.09	2.26	454

6.09	19.65	27,840	2.05	2.05	1.84	1.84	3.27	368

5.27	(15.38)	33,316	1.90	1.90	1.84	1.84	1.77	108

8.22	(8.77)	58,090	1.85	1.85	1.84	1.84	0.03	90

10.35	102.78	81,026	1.85	1.85	1.84	1.84	0.03	339

5.73	(28.61)	67,632	1.90	1.90	1.84	1.84	1.52	454

ANNUAL REPORT	|	MARCH 31, 2024	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Assets:

Investments, at value
Investments in securities*	$2,787,753	$2,508,756	$248,490	$3,073,864	$1,319,685	$132,777	$1,287,748
Investments in Affiliates	126,614	115,811	11,417	231,342	63,309	15,331	52,713
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,008	1,655	163	2,012	511	205	1,863
Over the counter	186,533	150,529	11,583	149,537	1,251	538	48,179
Cash	7	0	133	1,090	32	35	0
Deposits with counterparty	18,161	10,707	5,468	9,295	4,151	2,227	8,773
Foreign currency, at value	1,656	5,230	804	4,605	629	214	3,271
Receivable for investments sold	8,781	7,324	1,940	36,047	291,563	8	5,155
Receivable for TBA investments sold	44,903	153,303	6,788	99,734	62,453	1,514	62,348
Receivable for Fund shares sold	1,103	828	1,253	3,675	1,245	83	359
Interest and/or dividends receivable	6,666	6,386	633	7,684	11,524	334	3,729
Dividends receivable from Affiliates	512	419	40	587	187	58	213
Reimbursement receivable from PIMCO	2	1	1	2	0	0	0
Other assets	2	1	0	1	0	0	1
Total Assets	3,183,701	2,960,950	288,713	3,619,475	1,756,540	153,324	1,474,352

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$511	$0	$0	$0	$591,499	$0	$0
Payable for sale-buyback transactions	0	0	0	0	43,884	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	224	903	92	1,831	215	145	459
Over the counter	1,952	2,664	438	14,170	2,949	995	1,780
Payable for investments purchased	314,120	270,294	23,094	239,831	4,240	1,555	124,080
Payable for investments in Affiliates purchased	588	489	47	726	195	67	244
Payable for investments purchased on a delayed-delivery basis	17,716	13,881	1,486	17,657	0	0	7,231
Payable for TBA investments purchased	146,623	538,530	32,910	461,526	171,687	17,927	253,128
Deposits from counterparty	189,757	151,431	13,201	172,495	16,950	0	45,534
Payable for Fund shares redeemed	1,789	1,112	1,380	3,835	286	499	1,175
Overdraft due to custodian	0	31	0	0	0	0	405
Accrued investment advisory fees	523	646	71	998	268	42	381
Accrued supervisory and administrative fees	601	524	54	798	184	36	259
Accrued distribution fees	25	49	1	25	0	2	17
Accrued servicing fees	105	131	7	89	0	5	56
Foreign capital gains tax payable	0	0	0	0	1	0	0
Total Liabilities	674,534	980,685	72,781	913,981	832,358	21,273	434,749

Commitments and Contingent Liabilities^

Net Assets	$2,509,167	$1,980,265	$215,932	$2,705,494	$924,182	$132,051	$1,039,603

Net Assets Consist of:

Paid in capital	$2,185,365	$1,789,152	$282,690	$2,477,033	$1,211,267	$4,254,752	$1,300,121
Distributable earnings (accumulated loss)	323,802	191,113	(66,758)	228,461	(287,085)	(4,122,701)	(260,518)

Net Assets	$2,509,167	$1,980,265	$215,932	$2,705,494	$924,182	$132,051	$1,039,603

Cost of investments in securities	$2,826,777	$2,555,042	$252,549	$3,102,340	$1,539,871	$137,846	$1,328,840
Cost of investments in Affiliates	$125,899	$118,004	$11,347	$233,605	$63,309	$15,253	$54,063
Cost of foreign currency held	$1,669	$6,486	$915	$6,141	$1,081	$215	$4,331
Cost or premiums of financial derivative instruments, net	$6,457	$30,130	$4,163	$31,591	$16,970	$351	$15,272

* Includes repurchase agreements of:	$992,467	$693,933	$50,062	$610,784	$570	$6,255	$284,848

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

26	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Net Assets:

Institutional Class	$1,870,917	$995,829	$140,133	$1,356,406	$924,182	$40,366	$666,549
I-2	94,954	344,458	26,966	870,087	N/A	65,422	98,117
I-3	37,721	13,536	15,784	46,732	N/A	4,335	3,874
Class A	393,739	548,789	31,899	391,836	N/A	18,100	243,223
Class C	53,413	77,653	1,150	40,433	N/A	3,828	27,840
Class R	58,423	N/A	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	148,776	82,182	12,162	152,543	54,187	5,374	86,728
I-2	7,590	29,104	2,338	99,493	N/A	8,746	12,996
I-3	3,025	1,143	1,379	5,366	N/A	582	516
Class A	36,332	46,902	3,008	48,281	N/A	2,529	33,327
Class C	5,511	8,010	126	5,834	N/A	576	4,575
Class R	5,108	N/A	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.58	$12.12	$11.52	$8.89	$17.06	$7.51	$7.69
I-2	12.51	11.84	11.53	8.75	N/A	7.48	7.55
I-3	12.47	11.85	11.45	8.71	N/A	7.44	7.51
Class A	10.84	11.70	10.60	8.12	N/A	7.16	7.30
Class C	9.69	9.69	9.16	6.93	N/A	6.64	6.09
Class R	11.44	N/A	N/A	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2024	27

Statements of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Investment Income:

Interest, net of foreign taxes*	$109,614	$88,364	$11,069	$114,183	$43,203	$13,536	$52,640
Dividends from Investments in Affiliates	5,166	4,963	291	6,018	834	364	2,690
Miscellaneous income	52	18	20	182	0	93	15
Total Income	114,832	93,345	11,380	120,383	44,037	13,993	55,345

Expenses:

Investment advisory fees	5,580	7,019	748	9,879	2,815	902	4,568
Supervisory and administrative fees	6,385	5,709	575	7,931	1,931	787	3,126
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	3 (a)
Distribution and/or servicing fees - Class A	879	1,254	88	876	N/A	56	623
Distribution and/or servicing fees - Class C	380	788	13	392	N/A	47	287
Distribution and/or servicing fees - Class R	269	N/A	N/A	N/A	N/A	N/A	N/A
Trustee fees	14	12	1	13	5	2	7
Interest expense	4,519	5,649	623	9,217	18,426	282	2,174
Miscellaneous expense	10	26	3	26	2	8	20
Total Expenses	18,036	20,457	2,051	28,334	23,179	2,084	10,808
Waiver and/or Reimbursement by PIMCO	(13)	(4)	(4)	(14)	0	(8)	(2)
Net Expenses	18,023	20,453	2,047	28,320	23,179	2,076	10,806

Net Investment Income (Loss)	96,809	72,892	9,333	92,063	20,858	11,917	44,539

Net Realized Gain (Loss):

Investments in securities	(21,240)	(35,963)	(2,095)	(27,780)	(37,943)	(3,205)	(32,946)
Investments in Affiliates	26	9	(1)	8	(51)	(1)	0
Exchange-traded or centrally cleared financial derivative instruments	168,050	137,410	(2,416)	9,066	74,870	(22,162)	26,919
Over the counter financial derivative instruments	149,413	94,331	25,547	352,861	111,962	(28,578)	38,075
Foreign currency	227	141	(237)	(12,514)	63	(79)	154

Net Realized Gain (Loss)	296,476	195,928	20,798	321,641	148,901	(54,025)	32,202

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	25,412	41,049	1,485	21,571	(13,230)	2,334	31,294

Investments in Affiliates	715	1,254	71	1,302	(1)	77	746
Exchange-traded or centrally cleared financial derivative instruments	8,841	11,567	3,939	23,123	(520)	8,620	16,433
Over the counter financial derivative instruments	181,012	176,404	(6,047)	28,686	(123)	(694)	63,960
Foreign currency assets and liabilities	45	(606)	79	(1,774)	(146)	(3)	(464)

Net Change in Unrealized Appreciation (Depreciation)	216,025	229,668	(473)	72,908	(14,020)	10,334	111,969

Net Increase (Decrease) in Net Assets Resulting from Operations	$609,310	$498,488	$29,658	$486,612	$155,739	$(31,774)	$188,710
* Foreign tax withholdings	$0	$0	$0	$0	$1	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on March 15, 2024.

28	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO StocksPLUS® Fund		PIMCO StocksPLUS® Absolute Return Fund		PIMCO StocksPLUS® International Fund (Unhedged)

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$96,809	$45,801	$72,892	$56,635	$9,333	$6,603
Net realized gain (loss)	296,476	(134,345)	195,928	(139,843)	20,798	(69,274)
Net change in unrealized appreciation (depreciation)	216,025	(149,375)	229,668	(204,775)	(473)	20,628

Net Increase (Decrease) in Net Assets Resulting from Operations	609,310	(237,919)	498,488	(287,983)	29,658	(42,043)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(80,059)	(108,898)	(36,144)	(35,158)	(5,384)	(32,027)
I-2	(3,362)	(5,537)	(13,049)	(9,877)	(1,035)	(5,241)
I-3	(1,324)	(1,552)	(393)	(123)	(457)	(932)
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A
Class A	(18,178)	(30,642)	(19,374)	(15,198)	(1,327)	(11,462)
Class C	(2,637)	(5,573)	(3,046)	(2,891)	(48)	(614)
Class R	(2,444)	(4,612)	N/A	N/A	N/A	N/A

Total Distributions(a)	(108,004)	(156,814)	(72,006)	(63,247)	(8,251)	(50,276)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(129,551)	165,956	(295,185)	(184,213)	29,747	(112,349)

Total Increase (Decrease) in Net Assets	371,755	(228,777)	131,297	(535,443)	51,154	(204,668)

Net Assets:

Beginning of year	2,137,412	2,366,189	1,848,968	2,384,411	164,778	369,446
End of year	$2,509,167	$2,137,412	$1,980,265	$1,848,968	$215,932	$164,778

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2024	29

Statements of Changes in Net Assets	(Cont.)

	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)		PIMCO StocksPLUS® Long Duration Fund		PIMCO StocksPLUS® Short Fund		PIMCO StocksPLUS® Small Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024		Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$92,063	$56,014	$20,858	$25,794	$11,917	$10,532	$44,539		$36,686
Net realized gain (loss)	321,641	(42,093)	148,901	(198,813)	(54,025)	1,319	32,202		(312,447)
Net change in unrealized appreciation (depreciation)	72,908	40,869	(14,020)	(139,185)	10,334	(13,019)	111,969		46,506

Net Increase (Decrease) in Net Assets Resulting from Operations	486,612	54,790	155,739	(312,204)	(31,774)	(1,168)	188,710		(229,255)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(118,824)	(93,175)	(57,001)	(12,904)	0	(2,463)	(23,917)		(158,738)
I-2	(77,851)	(60,147)	N/A	N/A	0	(5,432)	(3,557)		(30,682)
I-3	(3,401)	(1,718)	N/A	N/A	0	(769)	(129)		(1,450)
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	(34	)(a)	(313)
Class A	(40,032)	(35,124)	N/A	N/A	0	(712)	(8,395)		(63,466)
Class C	(4,898)	(5,587)	N/A	N/A	0	(124)	(971)		(9,601)
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

Total Distributions(b)	(245,006)	(195,751)	(57,001)	(12,904)	0	(9,500)	(37,003)		(264,250)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	458,878	133,187	97,947	(233,987)	(185,407)	225,325	(213,089)		(20,334)

Total Increase (Decrease) in Net Assets	700,484	(7,774)	196,685	(559,095)	(217,181)	214,657	(61,382)		(513,839)

Net Assets:

Beginning of year	2,005,010	2,012,784	727,497	1,286,592	349,232	134,575	1,100,985		1,614,824
End of year	$2,705,494	$2,005,010	$924,182	$727,497	$132,051	$349,232	$1,039,603		$1,100,985

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on March 15, 2024.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statement of Cash Flows

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO StocksPLUS® Long Duration Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$155,739

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,620,727)
Proceeds from sales of long-term securities	1,315,794
(Purchases) Proceeds from sales of short-term portfolio investments, net	(50,375)
(Increase) decrease in deposits with counterparty	921
(Increase) decrease in receivable for investments sold	(323,212)
(Increase) decrease in interest and/or dividends receivable	(2,871)
(Increase) decrease in dividends receivable from Affiliates	(170)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	76,884
Proceeds from (Payments on) over the counter financial derivative instruments	112,066
Increase (decrease) in payable for investments purchased	124,652
Increase (decrease) in deposits from counterparty	8,933
Increase (decrease) in accrued investment advisory fees	49
Increase (decrease) in accrued supervisory and administrative fees	34
Proceeds from (Payments on) foreign currency transactions	(109)
Increase (decrease) in foreign capital gains tax payable	1
Net Realized (Gain) Loss
Investments in securities	37,943
Investments in Affiliates	51
Exchange-traded or centrally cleared financial derivative instruments	(74,870)
Over the counter financial derivative instruments	(111,962)
Foreign currency	(63)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	13,230
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	520
Over the counter financial derivative instruments	123
Foreign currency assets and liabilities	146
Net amortization (accretion) on investments	(2,055)

Net Cash Provided by (Used for) Operating Activities	(339,327)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	459,033
Payments on shares redeemed	(418,153)
Cash distributions paid*	(552)
Proceeds from reverse repurchase agreements	30,077,342
Payments on reverse repurchase agreements	(29,822,424)
Proceeds from sale-buyback transactions	1,237,468
Payments on sale-buyback transactions	(1,193,584)

Net Cash Received from (Used for) Financing Activities	339,130

Net Increase (Decrease) in Cash and Foreign Currency	(197)

Cash and Foreign Currency:

Beginning of year	858
End of year	$661

* Reinvestment of distributions	$56,449

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$19,006

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	MARCH 31, 2024	31

Schedule of Investments	PIMCO StocksPLUS® Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.1%

CORPORATE BONDS & NOTES 8.2%

BANKING & FINANCE 6.6%

AerCap Ireland Capital DAC
2.450% due 10/29/2026		$2,600	$2,415

American Express Co.
5.098% due 02/16/2028 •		1,100	1,099

American Honda Finance Corp.
5.000% due 05/23/2025		5,400	5,379
5.904% due 02/12/2025 •		5,000	5,009

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		400	373

Bank of America Corp.
1.734% due 07/22/2027 •		500	461
5.933% due 09/15/2027 •		7,900	8,008
6.695% (SOFRRATE + 1.330%) due 04/02/2026 ~		1,900	1,915

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025 ~		3,700	3,720

Barclays PLC
4.375% due 01/12/2026		200	196
5.674% due 03/12/2028 •		400	402
5.829% due 05/09/2027 •		5,100	5,112

BPCE SA
5.203% due 01/18/2027		300	301

Citibank NA
5.488% due 12/04/2026		4,700	4,751

Credit Suisse AG
6.616% (SOFRINDX + 1.260%) due 02/21/2025 ~		3,100	3,115

Credit Suisse AG AT1 Claim		3,100	356

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	2,400	2,496
3.035% due 05/28/2032 •		$500	421

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	1,000	1,071
2.748% due 06/14/2024	GBP	300	376
2.900% due 02/16/2028		$400	362
2.900% due 02/10/2029		200	176
3.375% due 11/13/2025		600	578
3.815% due 11/02/2027		300	281
4.063% due 11/01/2024		200	198
4.125% due 08/17/2027		400	380
4.271% due 01/09/2027		400	385
4.542% due 08/01/2026		200	194
5.125% due 06/16/2025		400	397
6.950% due 06/10/2026		200	204
7.350% due 11/04/2027		400	420

GA Global Funding Trust
6.708% (SOFRRATE + 1.360%) due 04/11/2025 ~		5,900	5,932

Goldman Sachs Group, Inc.
1.431% due 03/09/2027 •		4,500	4,169
1.948% due 10/21/2027 •		500	460
3.272% due 09/29/2025 •		400	395
3.500% due 04/01/2025		100	98
3.500% due 11/16/2026		2,700	2,591
3.615% due 03/15/2028 •		600	574
5.798% due 08/10/2026 •		7,500	7,526
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		1,500	1,507

HSBC Holdings PLC
1.750% due 07/24/2027 •	GBP	1,600	1,865
2.848% due 06/04/2031 •		$800	690
2.999% due 03/10/2026 •		11,000	10,718

Jackson National Life Global Funding
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~		3,200	3,206

JPMorgan Chase & Co.
0.969% due 06/23/2025 •		500	494
1.040% due 02/04/2027 •		1,400	1,296
1.578% due 04/22/2027 •		1,800	1,669
3.782% due 02/01/2028 •		900	867
3.960% due 01/29/2027 •		2,356	2,301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.040% due 01/23/2028 •		$1,500	$1,495

JPMorgan Chase Bank NA
5.110% due 12/08/2026		7,000	7,022

Lloyds Banking Group PLC
3.511% due 03/18/2026 •		3,800	3,719
4.550% due 08/16/2028		700	683

Morgan Stanley
4.585% (EUR003M + 0.650%) due 03/19/2027 ~	EUR	3,400	3,678
5.050% due 01/28/2027 •		$7,600	7,573

Morgan Stanley Bank NA
4.952% due 01/14/2028 •		100	100
5.882% due 10/30/2026		3,700	3,772

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		100	93
2.750% due 03/09/2028		700	622

Nykredit Realkredit AS
1.000% due 04/01/2025	DKK	57,700	8,157

Realkredit Danmark AS
1.000% due 04/01/2025		67,500	9,544

Royal Bank of Canada
4.875% due 01/19/2027		$4,900	4,891

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •		5,500	5,508

UBS Group AG
1.364% due 01/30/2027 •		800	741
4.194% due 04/01/2031 •		250	232
6.327% due 12/22/2027 •		1,400	1,431

Wells Fargo & Co.
0.625% due 03/25/2030	EUR	900	818
1.741% due 05/04/2030 •		700	690
2.406% due 10/30/2025 •		$400	392
3.196% due 06/17/2027 •		4,300	4,107
3.584% due 05/22/2028 •		100	95

Wells Fargo Bank NA
6.152% (SOFRRATE + 0.800%) due 08/01/2025 ~		4,100	4,120

			166,392

INDUSTRIALS 1.4%

Carrier Global Corp.
4.375% due 05/29/2025	EUR	1,100	1,193

DAE Funding LLC
1.550% due 08/01/2024		$1,900	1,869
2.625% due 03/20/2025		600	582
3.375% due 03/20/2028		500	462

Expedia Group, Inc.
6.250% due 05/01/2025		300	301

Hyundai Capital America
6.503% due 08/04/2025 •		5,500	5,532

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		6,300	5,993
4.810% due 09/17/2030		600	561

Quanta Services, Inc.
0.950% due 10/01/2024		6,243	6,092

Sands China Ltd.
2.300% due 03/08/2027 (j)		1,600	1,450
4.625% due 06/18/2030		500	459
5.400% due 08/08/2028		500	491

T-Mobile USA, Inc.
2.875% due 02/15/2031		400	348

Volkswagen Group of America Finance LLC
5.800% due 09/12/2025		2,650	2,663
6.292% (SOFRRATE + 0.930%) due 09/12/2025 ~		2,950	2,960

Warnermedia Holdings, Inc.
3.638% due 03/15/2025		1,700	1,666
3.755% due 03/15/2027		1,700	1,623

			34,245

UTILITIES 0.2%

Enel Finance International NV
1.375% due 07/12/2026		800	732

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
4.875% due 02/01/2027	$2,100	$2,095
5.150% due 06/01/2029	3,700	3,716

		6,543

Total Corporate Bonds & Notes (Cost $209,921)		207,180

U.S. GOVERNMENT AGENCIES 5.1%

Fannie Mae
0.000% due 08/25/2039 (a)(e)	32	26
3.000% due 10/25/2040	473	443
4.459% due 11/01/2028 •	1	1
4.483% due 07/01/2028 •	1	1
4.575% due 11/01/2028 •	2	2
4.580% due 11/01/2027 •	2	2
4.940% due 04/01/2035 •	53	53
5.000% due 04/25/2033	81	79
5.116% due 12/01/2036 •	14	14
5.556% due 03/25/2034 •	21	21
5.685% due 05/25/2037 •	15	15
5.691% due 09/01/2034 •	11	11
5.780% due 05/01/2038 •	119	122
5.785% due 03/25/2037 - 07/25/2037 •	27	27
5.795% due 03/25/2037 •	18	18
5.798% due 05/25/2058 •	422	409
5.815% due 07/25/2037 •	39	38
5.835% due 09/25/2035 •	84	83
5.880% due 02/25/2037 •	36	35
6.067% due 12/01/2033 •	39	39
6.155% due 06/25/2037 •	97	97
6.185% due 03/25/2038 - 01/25/2040 •	95	95
6.255% due 12/25/2039 •	47	47
6.281% due 07/01/2044 •	10	10
6.335% due 07/25/2039 •	25	25
6.854% due 11/01/2035 •	31	30

Freddie Mac
4.000% due 11/01/2047	355	337
5.000% due 12/01/2026 - 01/01/2029	39	40
5.494% due 06/01/2035 •	89	92
5.733% due 02/15/2037 •	1	1
5.763% due 02/15/2037 •	9	9
5.773% due 02/15/2037 •	37	37
5.863% due 07/15/2040 •	234	232
5.869% due 03/15/2042 •	99	100
5.983% due 07/15/2041 •	557	552
5.985% due 09/01/2037 •	273	280
6.000% due 01/01/2029 - 02/01/2034	116	119
6.033% due 10/15/2037 •	36	36
6.103% due 08/15/2037 •	346	345
6.133% due 08/15/2037 •	720	719
6.143% due 10/15/2037 •	115	115
6.153% due 05/15/2037 - 09/15/2037 •	831	831
6.183% due 08/15/2036 •	48	48
6.283% due 11/15/2039 •	14	14
6.288% due 01/15/2038 •	180	181
6.500% due 10/25/2043	336	339

Ginnie Mae
3.625% (H15T1Y + 1.500%) due 08/20/2024 - 08/20/2026 ~	10	10
3.625% due 07/20/2027 - 02/20/2028 •	35	35
3.750% (H15T1Y + 1.500%) due 10/20/2025 - 11/20/2025 ~	3	3
3.750% due 12/20/2027 •	8	7
3.875% (H15T1Y + 1.500%) due 05/20/2026 ~	5	5
3.875% due 04/20/2027 - 04/20/2041 •	692	694
6.194% due 12/20/2065 •	1,229	1,225
6.214% due 02/20/2066 •	1	1
6.244% due 01/20/2066 •	165	165
6.444% due 01/20/2066 - 03/20/2066 •	3,061	3,064

32	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.594% due 03/20/2066 •		$191	$191

Uniform Mortgage-Backed Security
3.000% due 12/01/2026 - 12/01/2032		7,270	6,854
3.500% due 12/01/2047 - 08/01/2048		9,512	8,676
8.000% due 03/01/2030 - 08/01/2030		4	3

Uniform Mortgage-Backed Security, TBA
5.500% due 04/01/2054 - 05/01/2054		26,500	26,371
6.000% due 05/01/2054		23,300	23,509
6.500% due 04/01/2054		50,900	52,008

Total U.S. Government Agencies (Cost $129,706)			128,991

U.S. TREASURY OBLIGATIONS 5.5%

U.S. Treasury Bonds
3.000% due 02/15/2049		4,000	3,120
4.375% due 11/15/2039		2,800	2,825

U.S. Treasury Inflation Protected Securities (g)
0.125% due 07/15/2024		23,766	23,795
0.125% due 10/15/2024 (l)		51,561	51,244
0.125% due 04/15/2025 (l)		4,895	4,774
0.250% due 01/15/2025 (l)		36,193	35,577
0.625% due 07/15/2032		1,698	1,541
0.625% due 02/15/2043		134	103
0.750% due 02/15/2045		4,059	3,120
1.000% due 02/15/2046		781	626
1.000% due 02/15/2048		250	197
1.000% due 02/15/2049		4,816	3,778

U.S. Treasury Notes
0.375% due 09/30/2027 (l)		800	698
0.500% due 10/31/2027		300	262
0.625% due 11/30/2027 (l)		1,500	1,313
0.750% due 01/31/2028 (l)		5,000	4,376

Total U.S. Treasury Obligations (Cost $141,890)			137,349

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.1%

Ashford Hospitality Trust
6.398% due 04/15/2035 •		18,672	18,518
6.748% due 04/15/2035 •		7,105	6,987

Austin Fairmont Hotel Trust
6.423% due 09/15/2032 •		3,605	3,590

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	8,021	10,126

BAMLL Commercial Mortgage Securities Trust
6.423% due 04/15/2036 •		$5,000	4,999
6.723% due 04/15/2036 •		3,700	3,696

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 «~		3	2
5.894% due 01/25/2034 ~		135	132
6.318% due 01/25/2034 «~		10	9
6.500% due 04/25/2033 «~		8	7

Bear Stearns ALT-A Trust
4.333% due 11/25/2036 ~		2,981	1,657
4.870% due 09/25/2035 ~		66	39
7.019% due 01/25/2035 •		2,248	2,104

Bear Stearns Structured Products, Inc. Trust
4.198% due 12/26/2046 ~		136	106
5.115% due 01/26/2036 ~		167	127

BMO Mortgage Trust
3.269% due 02/17/2055 ~		5,737	4,965

Braemar Hotels & Resorts Trust
6.318% due 06/15/2035 •		84	84

BSREP Commercial Mortgage Trust
6.790% due 08/15/2038 •		11,657	10,782

BWAY Mortgage Trust
6.690% due 09/15/2036 •		5,000	4,755

BX Trust
6.139% due 04/15/2034 •		10,500	10,222

Citigroup Mortgage Loan Trust
6.980% due 05/25/2035 •		18	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colony Mortgage Capital Ltd.
6.565% due 11/15/2038 •	$5,480	$5,421

Commercial Mortgage Trust
3.611% due 08/10/2049 ~	2,700	2,583

Countrywide Alternative Loan Trust
5.804% due 04/25/2046 •	1,401	1,251

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 11/25/2035	724	403

Credit Suisse First Boston Mortgage Securities Corp.
6.065% due 03/25/2032 ~	31	28

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~	3,126	3,029

Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.115% due 01/25/2060 ~	1,468	1,209
1.796% due 12/27/2060 ~	1,886	1,834
3.850% due 09/25/2057 ~	2,836	2,747
6.840% due 07/15/2038 •	7,900	7,117

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.684% due 05/25/2036 •	2,176	1,889

Extended Stay America Trust
6.519% due 07/15/2038 •	7,863	7,865

GCAT Trust
2.650% due 10/25/2068 ~	5,598	5,304

GreenPoint Mortgage Funding Trust
5.984% due 11/25/2045 •	75	66

GS Mortgage Securities Corp. Trust
6.694% due 12/15/2036 •	1,150	1,144
6.770% due 08/15/2032 •	8,250	8,231
7.120% due 08/15/2032 •	1,500	1,490

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~	2,216	2,028

GSR Mortgage Loan Trust
4.713% due 01/25/2036 ~	15	13
5.794% due 01/25/2034 «•	3	3

Hilton Orlando Trust
6.672% due 12/15/2034 •	900	900

Impac CMB Trust
5.984% due 05/25/2035 •	4,039	3,691
6.204% due 10/25/2033 «•	1	1

Independence Plaza Trust
3.911% due 07/10/2035	3,300	3,133

JP Morgan Chase Commercial Mortgage Securities Trust
6.730% due 06/15/2038 •	7,000	6,543
6.955% due 11/15/2038 •	8,900	8,844

Legacy Mortgage Asset Trust
3.000% due 09/25/2059 ~	1,798	1,689
4.991% due 09/25/2060 ~	65	65

Lehman Mortgage Trust
5.764% due 08/25/2036 •	630	432

Lehman XS Trust
5.804% due 11/25/2035 •	2,363	2,271

MASTR Adjustable Rate Mortgages Trust
5.889% due 12/25/2046 •	6,868	5,022

Merrill Lynch Mortgage Investors Trust
5.864% due 02/25/2036 •	64	59

MHC Trust
6.289% due 05/15/2038 •	1,088	1,084

Morgan Stanley Capital Trust
6.390% due 12/15/2036 •	1,800	1,454
6.889% due 12/15/2038 •	4,225	3,945

New Orleans Hotel Trust
6.362% due 04/15/2032 •	1,900	1,856

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~	1,268	1,156
1.147% due 10/25/2058 ~	182	165
1.353% due 10/25/2058 ~	130	118
2.750% due 11/25/2059 ~	1,707	1,597

New York Mortgage Trust
1.670% due 08/25/2061 þ	9,200	8,820

Prime Mortgage Trust
5.844% due 02/25/2034 •	13	12

PRPM LLC
6.265% due 12/25/2068 þ	1,700	1,701

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ripon Mortgages PLC
5.922% due 08/28/2056 •	GBP	33,952	$42,847

SFO Commercial Mortgage Trust
6.939% due 05/15/2038 •		$6,400	6,097

SREIT Trust
6.536% due 10/15/2038 •		9,000	8,905

Starwood Mortgage Residential Trust
2.175% due 05/25/2065 ~		2,564	2,222

Starwood Mortgage Trust
6.490% due 04/15/2034 •		1,963	1,950
6.790% due 04/15/2034 •		5,400	5,343

Stratton Mortgage Funding PLC
0.000% due 06/20/2060 •	GBP	2,200	2,786

Structured Adjustable Rate Mortgage Loan Trust
5.145% due 09/25/2035 ~		$254	223
5.764% due 10/25/2035 •		1,473	1,344

Structured Asset Mortgage Investments Trust
3.905% due 06/25/2029 «~		39	36
5.941% due 07/19/2035 •		124	116
6.004% due 02/25/2036 •		95	77

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		3,797	3,590
2.900% due 10/25/2059 ~		1,749	1,637
3.000% due 01/25/2058 ~		101	99
3.750% due 05/25/2058 ~		4,448	4,286
3.750% due 09/25/2062		4,617	4,304
6.444% due 05/25/2058 •		1,451	1,477

Trinity Square PLC
6.072% due 07/15/2059 •	GBP	5,552	7,012

TTAN
6.290% due 03/15/2038 •		$2,267	2,265

VASA Trust
6.340% due 07/15/2039 •		4,300	3,936

Verus Securitization Trust
1.020% due 04/25/2064 ~		1,723	1,536
1.277% due 04/25/2064 ~		219	195
1.380% due 04/25/2064 ~		328	293

WaMu Mortgage Pass-Through Certificates Trust
4.397% due 02/27/2034 •		93	87
6.024% due 10/25/2045 •		35	34
6.289% due 11/25/2042 •		13	12
6.489% due 06/25/2042 •		33	31

Wells Fargo Commercial Mortgage Trust
2.501% due 09/15/2031 ~		7,300	6,766
2.696% due 09/15/2031 ~		1,300	1,198

Wells Fargo Mortgage-Backed Securities Trust
6.286% due 04/25/2036 ~		1,102	1,038

Total Non-Agency Mortgage-Backed Securities (Cost $319,888)			302,880

ASSET-BACKED SECURITIES 27.3%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		704	687

Aames Mortgage Investment Trust
6.359% due 10/25/2035 •		2,200	2,075

Accunia European CLO DAC
4.892% due 07/15/2030 •	EUR	1,281	1,384

ACE Securities Corp. Home Equity Loan Trust
5.764% due 10/25/2036 •		$2,909	1,105

ACHV ABS Trust
5.900% due 04/25/2031		2,000	2,001

AFC Home Equity Loan Trust
5.994% due 06/25/2028 «•		32	30

Ally Auto Receivables Trust
5.460% due 05/15/2028		3,200	3,219
5.528% due 03/17/2025		10,900	10,902

American Credit Acceptance Receivables Trust
6.000% due 03/12/2027		3,617	3,621

American Express Credit Account Master Trust
4.870% due 05/15/2028		5,500	5,492

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •		637	639

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	33

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AmeriCredit Automobile Receivables Trust
6.190% due 04/19/2027		$9,904	$9,937
6.359% due 01/25/2035 •		508	494

Anchorage Capital CLO Ltd.
6.719% due 07/22/2032 •		2,650	2,651

Apidos CLO
6.508% due 07/17/2030 •		3,088	3,096
6.860% due 07/18/2029 •		10,500	10,525

Aqueduct European CLO DAC
4.610% due 07/20/2030 •	EUR	431	465

Arbor Realty Commercial Real Estate Notes Ltd.
6.410% due 12/15/2035 •		$3,881	3,865

AREIT Trust
6.569% due 01/20/2037 •		7,868	7,784

Ares CLO Ltd.
6.626% due 01/15/2032 •		700	700
6.629% due 04/22/2031 •		1,750	1,754

Ares European CLO DAC
4.722% due 10/15/2031 •	EUR	812	872

Argent Securities Trust
5.744% due 06/25/2036 •		$3,797	2,442

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
4.348% due 06/26/2034 •		634	643

Asset-Backed Securities Corp. Home Equity Loan Trust
6.269% due 04/25/2034 •		1,063	1,036

Avant Loans Funding Trust
1.210% due 07/15/2030		152	152

Avis Budget Rental Car Funding AESOP LLC
3.350% due 09/22/2025		300	298
5.900% due 08/21/2028		4,500	4,588
6.120% due 04/20/2027		10,800	10,946

BA Credit Card Trust
4.790% due 05/15/2028		5,700	5,677
4.980% due 11/15/2028		11,000	11,035

Bank of America Auto Trust
5.830% due 05/15/2026		6,468	6,475

Bear Stearns Asset-Backed Securities Trust
5.904% due 11/25/2036 •		815	767
6.042% due 11/25/2034 •		5,732	5,669

Benefit Street Partners CLO Ltd.
6.656% due 07/15/2032 •		12,400	12,403
6.671% due 04/20/2034 •		8,900	8,899

Birch Grove CLO Ltd.
6.721% due 06/15/2031 •		1,130	1,133

Black Diamond CLO DAC
4.830% due 01/20/2032 •	EUR	2,144	2,311

BlueMountain Fuji EUR CLO DAC
1.050% due 01/15/2031		496	510
4.662% due 01/15/2031 •		3,128	3,361

BMW Vehicle Owner Trust
5.470% due 02/25/2028		$3,000	3,014

BNPP AM Euro CLO DAC
4.542% due 04/15/2031 •	EUR	1,150	1,236

Bridgecrest Lending Auto Securitization Trust
5.530% due 01/18/2028		$500	499
5.820% due 09/15/2026		500	500

BSPRT Issuer Ltd.
6.540% due 03/15/2036 •		9,784	9,725

Cairn CLO DAC
4.722% due 10/15/2031 •	EUR	599	642

Carlyle Euro CLO DAC
4.642% due 01/15/2031 •		685	733

Carlyle Global Market Strategies Euro CLO DAC
4.651% due 11/15/2031 •		1,547	1,658

Carlyle U.S. CLO Ltd.
6.579% due 04/20/2031 •		$1,362	1,365

Carvana Auto Receivables Trust
0.700% due 11/10/2026		3,631	3,519
5.380% due 03/12/2029		2,700	2,701
5.420% due 04/10/2028		4,900	4,898
5.600% due 03/10/2028		2,314	2,316
5.634% due 04/10/2025		3,400	3,400
6.410% due 09/10/2027		3,550	3,565

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Catamaran CLO Ltd.
6.679% due 04/22/2030 •		$1,745	$1,750

Chase Auto Owner Trust
5.480% due 04/26/2027		6,900	6,906

Chase Funding Trust
6.184% due 10/25/2032 •		49	48

Chase Issuance Trust
4.720% due 01/15/2031		11,100	11,072

CIFC Funding Ltd.
6.530% due 10/24/2030 •		1,295	1,294

Citigroup Mortgage Loan Trust
4.260% due 10/25/2037 þ		126	119
5.504% due 07/25/2045 •		330	234
5.764% due 12/25/2036 •		791	434
7.919% due 07/25/2037 «•		20	20

Citizens Auto Receivables Trust
5.110% due 04/17/2028		1,300	1,299
5.430% due 10/15/2026		1,900	1,899
6.090% due 10/15/2026		2,981	2,988
6.130% due 07/15/2026		4,091	4,099
6.269% due 07/15/2026 •		3,421	3,429

Countrywide Asset-Backed Certificates Trust
5.584% due 08/25/2037 •		241	217
5.584% due 06/25/2047 •		1,242	1,107
5.644% due 06/25/2047 •		318	271
5.724% due 12/25/2046 •		6,727	6,288
5.844% due 08/25/2034 •		425	407
5.984% due 03/25/2036 •		424	364
6.539% due 04/25/2036 •		8,900	8,424

CPS Auto Receivables Trust
5.710% due 09/15/2027		1,949	1,948

CRB Securitization Trust
6.960% due 10/20/2033		3,587	3,617

Credit Suisse First Boston Mortgage Securities Corp.
5.233% due 01/25/2032 •		48	46

Credit-Based Asset Servicing & Securitization LLC
4.021% due 06/25/2035 •		1,995	1,898
7.019% due 03/25/2046 •		1,888	1,792

CVC Cordatus Loan Fund DAC
5.145% due 10/23/2034 •	EUR	5,881	6,344

Drive Auto Receivables Trust
5.830% due 12/15/2026		$7,900	7,906

Dryden Euro CLO DAC
4.761% due 05/15/2034 •	EUR	3,842	4,122

Dryden Senior Loan Fund
6.596% due 04/15/2029 •		$1,738	1,739

DT Auto Owner Trust
6.290% due 08/16/2027		6,714	6,735

Exeter Automobile Receivables Trust
5.310% due 08/16/2027		1,000	998
5.530% due 10/15/2026		3,400	3,398
5.600% due 08/17/2026		4,767	4,768
5.700% due 05/15/2026 (b)		5,900	5,901
5.870% due 11/17/2025		3,074	3,074
6.040% due 07/15/2026		1,300	1,301
6.110% due 09/15/2025		1,756	1,757

Fifth Third Auto Trust
5.800% due 11/16/2026		2,888	2,891

First Franklin Mortgage Loan Trust
5.744% due 08/25/2036 •		1,962	1,795
5.754% due 09/25/2036 •		2,901	2,695
5.924% due 05/25/2036 •		12,141	10,116

Foursight Capital Automobile Receivables Trust
5.490% due 01/16/2029		2,300	2,296

GE-WMC Asset-Backed Pass-Through Certificates
6.084% due 12/25/2035 •		5,905	5,616

GLS Auto Receivables Issuer Trust
5.240% due 03/15/2030		600	598
5.700% due 01/15/2027		4,322	4,314
6.040% due 03/15/2027		3,543	3,550

GLS Auto Select Receivables Trust
5.960% due 10/16/2028		3,400	3,439
6.270% due 08/16/2027		5,855	5,880

GM Financial Automobile Leasing Trust
5.580% due 01/20/2026		4,246	4,247
5.769% due 01/20/2026 •		780	780

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GM Financial Consumer Automobile Receivables Trust
5.450% due 06/16/2028		$3,100	$3,116

GMF Canada Leasing Trust Asset-Backed Notes
5.458% due 04/21/2025	CAD	2,003	1,489

GPMT Ltd.
6.691% due 07/16/2035 •		$1,032	1,025

GSAA Home Equity Trust
5.944% due 01/25/2036 •		752	249

GSAMP Trust
5.724% due 06/25/2036 •		131	127
6.344% due 11/25/2035 •		346	328
7.094% due 10/25/2034 «•		19	19

Harvest CLO DAC
4.553% due 06/26/2030 •	EUR	606	653
4.582% due 10/15/2031 •		578	620

HERA Commercial Mortgage Ltd.
6.491% due 02/18/2038 •		$1,633	1,611

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		9,600	9,375
1.990% due 06/25/2026		2,400	2,315

Home Equity Mortgage Loan Asset-Backed Trust
5.704% due 08/25/2036 •		3,640	3,443

Home Partners of America Trust
1.901% due 12/17/2026		788	715

Honda Auto Receivables Owner Trust
5.710% due 03/18/2026		6,000	6,006

HSI Asset Securitization Corp. Trust
5.939% due 02/25/2036 •		473	441

Hyundai Auto Receivables Trust
4.990% due 02/15/2029		4,500	4,503
5.290% due 04/15/2027		4,300	4,297
5.480% due 04/17/2028		3,200	3,223

Invesco Euro CLO DAC
4.592% due 07/15/2031 •	EUR	400	426

JP Morgan Mortgage Acquisition Trust
6.104% due 07/25/2036 •		$2,200	1,998

LAD Auto Receivables Trust
5.930% due 06/15/2027		2,700	2,703

LCCM Trust
6.640% due 12/13/2038 •		1,442	1,413

LendingPoint Pass-Through Trust
3.250% due 04/15/2028		2,126	2,076

LL ABS Trust
1.070% due 05/15/2029		149	149
3.760% due 11/15/2029		617	615

Long Beach Mortgage Loan Trust
5.883% due 04/21/2031 •		2,814	2,741
5.884% due 02/25/2036 •		690	671
6.004% due 10/25/2034 •		49	48

M&T Bank Auto Receivables Trust
5.590% due 02/17/2032		1,600	1,600

Man GLG Euro CLO DAC
4.622% due 10/15/2030 •	EUR	126	136

Mariner Finance Issuance Trust
1.860% due 03/20/2036		$7,800	7,185

Marlette Funding Trust
6.070% due 04/15/2033		3,289	3,290

Master Credit Card Trust
6.169% due 01/21/2027 •		10,800	10,853

Merrill Lynch Mortgage Investors Trust
5.744% due 08/25/2037 •		524	488

MF1 LLC
7.063% due 03/19/2039 •		900	902

MF1 Ltd.
6.541% due 07/16/2036 •		958	954
7.540% due 11/15/2035 •		12,000	11,942

MFA Trust
5.363% due 03/25/2060 þ		376	373

MidOcean Credit CLO
6.611% due 01/29/2030 •		584	584

Morgan Stanley ABS Capital, Inc. Trust
5.554% due 12/25/2036 •		4,037	2,037
5.574% due 10/25/2036 •		79	69

34	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.604% due 09/25/2036 •		$27	$12
6.359% due 07/25/2034 •		644	646

Mountain View CLO LLC
6.616% due 01/16/2031 •		18,993	19,028
6.666% due 10/16/2029 •		563	563

Navient Student Loan Trust
6.420% due 12/15/2059 •		2,788	2,784

Nelnet Student Loan Trust
6.285% due 02/25/2066 •		989	982
6.640% due 02/20/2041		897	902
7.519% due 02/20/2041 •		897	899

Oportun Issuance Trust
6.334% due 04/08/2031		5,513	5,516

OZLM Ltd.
6.826% due 07/15/2034 •		9,375	9,389

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		1,567	1,552
6.660% due 07/15/2031		500	502
6.811% due 05/15/2030 «		3,700	3,704

Palmer Square Loan Funding Ltd.
6.979% due 07/20/2029 •		14,900	14,899

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.374% due 05/25/2035 •		4,326	3,924

Prestige Auto Receivables Trust
5.648% due 04/15/2025		4,675	4,677

PRET LLC
1.744% due 07/25/2051 þ		1,677	1,626
1.868% due 07/25/2051 þ		567	549
1.992% due 02/25/2061 þ		481	470
2.487% due 07/25/2051 þ		4,310	4,214
3.721% due 07/25/2051 þ		4,975	4,853

Reach ABS Trust
7.050% due 02/18/2031		943	945

Ready Capital Mortgage Financing LLC
6.394% due 07/25/2036 •		2,548	2,534

Research-Driven Pagaya Motor Asset Trust
7.130% due 01/26/2032		737	742

Residential Asset Mortgage Products Trust
5.804% due 08/25/2046 •		5,405	4,701
6.509% due 05/25/2035 •		2,900	2,742

Santander Drive Auto Receivables Trust
5.710% due 02/16/2027		1,000	1,001
5.870% due 03/16/2026		4,217	4,219
5.930% due 07/17/2028		2,600	2,639
6.080% due 08/17/2026		5,041	5,048
6.180% due 02/16/2027		9,594	9,613
6.310% due 07/15/2027		1,372	1,376

Segovia European CLO DAC
4.850% due 07/20/2032 •	EUR	450	484

SFS Auto Receivables Securitization Trust
4.950% due 05/21/2029		$500	498
5.350% due 06/21/2027		2,700	2,697

SMB Private Education Loan Trust
1.290% due 07/15/2053		2,219	2,023
1.310% due 07/17/2051		2,407	2,184
1.340% due 03/17/2053		6,309	5,679
2.850% due 11/16/2054		4,223	3,875
6.160% due 01/15/2037 •		4,108	4,091
6.869% due 11/15/2052 •		1,171	1,183

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		1,700	1,599

Sound Point CLO Ltd.
7.379% due 07/20/2032 •		6,100	6,117

Soundview Home Loan Trust
6.149% due 11/25/2035 •		818	802

Specialty Underwriting & Residential Finance Trust
6.419% due 12/25/2035 •		78	76

Starwood Commercial Mortgage Trust
6.641% due 04/18/2038 •		5,508	5,406

Structured Asset Securities Corp. Mortgage Loan Trust
6.089% due 02/25/2036 «•		281	274

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
6.269% due 01/25/2035 •		1,757	1,760

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Theorem Funding Trust
7.580% due 04/15/2029		$999	$1,007

Tikehau CLO DAC
4.754% due 08/04/2034 •	EUR	5,500	5,921

Towd Point Asset Trust
6.143% due 11/20/2061 •		$5,639	5,581

Tricolor Auto Securitization Trust
6.610% due 10/15/2027		2,485	2,488

Trillium Credit Card Trust
6.187% due 08/26/2028 •		10,800	10,848

Upstart Securitization Trust
1.310% due 11/20/2031		105	104

USAA Auto Owner Trust
5.830% due 07/15/2026		3,900	3,904

Venture CLO Ltd.
6.629% due 08/28/2029 •		49	49
6.629% due 07/20/2030 •		846	848
6.709% due 04/20/2032 •		950	952

Vibrant CLO Ltd.
6.544% due 06/20/2029 •		10	10

Volkswagen Auto Lease Trust
5.400% due 12/21/2026		12,000	12,024

Wellfleet CLO Ltd.
6.469% due 07/20/2029 •		2,016	2,016

Westlake Automobile Receivables Trust
5.960% due 10/15/2026		6,193	6,199
5.989% due 10/15/2026 •		6,051	6,061
6.230% due 01/15/2027		11,400	11,458

Wind River CLO Ltd.
7.226% due 07/15/2031 •		10,800	10,828

World Omni Auto Receivables Trust
5.570% due 12/15/2026		1,598	1,599

Total Asset-Backed Securities (Cost $695,843)			684,348

SOVEREIGN ISSUES 0.4%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (e)	BRL	49,600	9,657

Total Sovereign Issues (Cost $9,863)			9,657

		SHARES
COMMON STOCKS 2.5%

COMMUNICATION SERVICES 0.1%

Verizon Communications, Inc.		10,298	432

Walt Disney Co.		10,298	1,260

			1,692

CONSUMER DISCRETIONARY 0.4%

Amazon.com, Inc. (c)		10,298	1,858

Home Depot, Inc.		10,298	3,950

McDonald’s Corp.		10,298	2,903

NIKE, Inc. ‘B’		10,298	968

			9,679

CONSUMER STAPLES 0.1%

Coca-Cola Co.		10,298	630

Procter & Gamble Co.		10,298	1,671

Walmart, Inc.		10,298	620

			2,921

ENERGY 0.1%

Chevron Corp.		10,298	1,624

FINANCIALS 0.5%

American Express Co.		10,298	2,345

Goldman Sachs Group, Inc.		10,298	4,301

		SHARES	MARKET VALUE (000S)

JPMorgan Chase & Co.		10,298	$2,063

Travelers Cos., Inc.		10,298	2,370

Visa, Inc. ‘A’		10,298	2,874

			13,953

HEALTH CARE 0.4%

Amgen, Inc.		10,298	2,928

Johnson & Johnson		10,298	1,629

Merck & Co., Inc.		10,298	1,359

UnitedHealth Group, Inc.		10,298	5,094

			11,010

INDUSTRIALS 0.4%

3M Co.		10,298	1,092

Boeing Co. (c)		10,298	1,987

Caterpillar, Inc.		10,298	3,774

Honeywell International, Inc.		10,298	2,114

			8,967

INFORMATION TECHNOLOGY 0.5%

Apple, Inc.		10,298	1,766

Cisco Systems, Inc.		10,298	514

Intel Corp.		10,298	455

International Business Machines Corp.		10,298	1,966

Microsoft Corp.		10,298	4,333

salesforce.com, Inc.		10,298	3,101

			12,135

MATERIALS 0.0%

Dow, Inc.		10,298	597

Total Common Stocks (Cost $60,824)			62,578

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 50.0%

COMMERCIAL PAPER 3.7%

Alimentation Couche-Tard, Inc.
5.540% due 04/12/2024		$1,000	998
5.540% due 04/17/2024		2,500	2,492
5.540% due 04/25/2024		1,600	1,593
5.560% due 04/16/2024		900	897

Amcor Flexibles North America, Inc.
5.520% due 04/10/2024		250	250
5.520% due 04/15/2024		1,100	1,097

American Electric Power Co., Inc.
5.500% due 04/02/2024		750	749
5.560% due 04/22/2024		1,450	1,444
5.560% due 05/15/2024		850	844
5.580% due 05/01/2024		2,250	2,238
5.590% due 06/11/2024		1,350	1,334

Arrow Electronics, Inc.
5.750% due 04/04/2024		550	549

AT&T, Inc.
5.520% due 04/18/2024		3,750	3,738

Bacardi Martini BV
5.700% due 04/18/2024		250	249
5.800% due 04/18/2024		400	399
5.900% due 04/17/2024		850	847

Bank of Nova Scotia
5.046% due 04/05/2024	CAD	200	148
5.128% due 05/01/2024		14,500	10,654
5.170% due 04/09/2024		1,700	1,253

Campbell Soup Co.
5.630% due 04/03/2024		$800	799

Constellation Energy Generation LLC
5.500% due 04/02/2024		1,950	1,948

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	35

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000S)

Crown Castle, Inc.
5.800% due 04/16/2024	$300	$299
5.810% due 04/09/2024	300	299
5.830% due 04/09/2024	350	349
5.830% due 04/16/2024	700	698
5.830% due 04/18/2024	350	349
5.830% due 04/30/2024	1,250	1,243
5.850% due 05/02/2024	2,550	2,536

CVS Health Corp.
5.570% due 04/01/2024	800	800
5.600% due 04/01/2024	3,200	3,198

Dominion Energy, Inc.
5.580% due 05/13/2024	1,130	1,122
5.600% due 04/16/2024	300	299
5.600% due 04/23/2024	2,200	2,191
5.600% due 04/29/2024	750	746

Duke Energy Corp.
5.500% due 05/07/2024	1,350	1,342

Enbridge U.S., Inc.
5.520% due 04/05/2024	400	400
5.530% due 04/15/2024	1,750	1,745

Entergy Corp.
5.530% due 04/26/2024	500	498
5.600% due 05/02/2024	250	249
5.600% due 05/06/2024	250	249
5.600% due 05/21/2024	250	248
5.600% due 07/02/2024	800	788

Equifax, Inc.
5.500% due 04/08/2024	250	250

Eversource Energy
5.570% due 04/03/2024	300	300
5.600% due 04/03/2024	250	250
5.600% due 04/04/2024	750	749
5.600% due 04/12/2024	1,000	998
5.620% due 04/01/2024	950	949
5.620% due 04/05/2024	250	250
5.630% due 04/15/2024	1,350	1,346
5.630% due 04/16/2024	300	299
5.630% due 04/17/2024	1,000	997
5.630% due 04/23/2024	900	896

Intercontinental Exchange, Inc.
5.520% due 04/17/2024	900	897
5.520% due 04/18/2024	300	299
5.540% due 04/24/2024	550	548
5.550% due 05/03/2024	400	398

Keurig Dr Pepper, Inc.
5.480% due 04/04/2024	1,650	1,648
5.520% due 04/17/2024	2,900	2,891

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000S)
5.530% due 04/22/2024		$250	$249
5.550% due 04/22/2024		1,150	1,146

L3Harris Technologies, Inc.
5.520% due 04/15/2024		800	798
5.520% due 04/17/2024		400	399
5.520% due 04/18/2024		300	299
5.600% due 04/01/2024		300	300
5.650% due 04/08/2024		250	250
5.650% due 04/10/2024		350	349
5.650% due 04/11/2024		250	249

Microchip Technology, Inc.
5.570% due 04/19/2024		250	249

National Grid North America, Inc.
5.520% due 04/15/2024		250	249
5.520% due 04/18/2024		450	449
5.520% due 04/26/2024		800	796

NextEra Energy Capital Holdings, Inc.
5.570% due 04/24/2024		450	448
5.570% due 04/25/2024		700	697
5.570% due 04/26/2024		700	697
5.600% due 05/06/2024		350	348
5.600% due 05/07/2024		850	845
5.600% due 05/08/2024		650	646

Phillips 66
5.550% due 04/02/2024		2,200	2,198
5.550% due 04/04/2024		1,750	1,748

Rogers Communications, Inc.
5.640% due 04/11/2024		400	399

Royal Bank of Canada
5.129% due 05/01/2024	CAD	2,100	1,544

Southern California Edison Co.
5.530% due 04/11/2024		$1,100	1,098

Southern Co.
5.550% due 04/22/2024		450	448
5.550% due 04/23/2024		1,100	1,096
5.550% due 04/24/2024		600	598

Toronto-Dominion Bank
5.042% due 04/26/2024	CAD	800	588
5.121% due 05/02/2024		2,900	2,130

VW Credit, Inc.
5.550% due 04/18/2024		$2,250	2,243
5.550% due 04/23/2024		600	598
5.550% due 04/25/2024		1,050	1,045

			93,329

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (i) 39.6%
			$992,467

SHORT-TERM NOTES 0.1%

M&T Bank Auto Receivables Trust
5.643% due 03/17/2025		$3,800	3,801

JAPAN TREASURY BILLS 6.6%
(0.081)% due 04/08/2024 - 07/01/2024 (d)(e)	JPY	24,960,000	164,890

U.S. TREASURY BILLS 0.0%
5.369% due 05/09/2024 (e)(f)		$284	283

Total Short-Term Instruments (Cost $1,258,842)			1,254,770

Total Investments in Securities (Cost $2,826,777)			2,787,753

		SHARES
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%

PIMCO Short Asset Portfolio		10,294,243	100,266

PIMCO Short-Term Floating NAV Portfolio III		2,708,756	26,348

Total Short-Term Instruments (Cost $125,899)			126,614

Total Investments in Affiliates (Cost $125,899)			126,614

Total Investments 116.1% (Cost $2,952,676)			$2,914,367

Financial Derivative Instruments (k)(m) 7.4% (Cost or Premiums, net $6,457)			185,365

Other Assets and Liabilities, net (23.5)%			(590,565)

Net Assets 100.0%			$2,509,167

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Principal only security.

(b)	When-issued security.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Coupon represents a yield to maturity.

(g)	Principal amount of security is adjusted for inflation.

(h)	Restricted Securities.

36	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOM	4.960%	03/28/2024	04/05/2024		CAD 130,000	Province of Ontario 4.150% due 12/02/2054	$(98,699)	$95,973	$96,025
BOS	5.400	03/28/2024	04/01/2024		$ 291,900	U.S. Treasury Floating Rate Notes 5.546% due 01/31/2026	(297,867)	291,900	292,075
BOS	5.420	04/01/2024	04/02/2024		271,300	U.S. Treasury Notes 0.250% due 09/30/2025	(276,298)	271,300	271,300
CEW	4.980	03/14/2024	04/02/2024		CAD 30,000	Province of Quebec 4.400% due 12/01/2055	(22,734)	22,147	22,203
	4.980	03/21/2024	04/04/2024		20,000	Province of Ontario 2.150% due 06/02/2031	(15,221)	14,765	14,787
	4.980	03/27/2024	04/05/2024		40,000	Province of Quebec 3.500% due 12/01/2048	(30,827)	29,530	29,550
FICC	2.600	03/28/2024	04/01/2024		$ 871	U.S. Treasury Notes 5.000% due 09/30/2025	(889)	871	871
JPS	5.320	03/14/2024	TBD	(2)	171,568	U.S. Treasury Bonds 2.000% - 2.250% due 08/15/2046 -08/15/2051	(172,715)	171,568	172,024
SAL	5.260	03/28/2024	04/01/2024		36,800	U.S. Treasury Notes 4.875% due 11/30/2025	(38,139)	36,800	36,822
	5.400	03/28/2024	04/01/2024		20,600	U.S. Treasury Notes 0.875% due 06/30/2026	(21,047)	20,600	20,612
	5.420	04/01/2024	04/02/2024		100	U.S. Treasury Notes 0.375% due 11/30/2025	(104)	100	100
TOR	4.920	04/01/2024	04/04/2024		CAD 50,000	Province of Quebec 4.250% due 12/01/2043	(37,936)	36,913	36,913

Total Repurchase Agreements							$(1,012,476)	$992,467	$993,282

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BPS	4.300%	11/22/2023	TBD	(4)	$(503)	$(511)

Total Reverse Repurchase Agreements						$(511)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$96,025	$0	$0	$96,025	$(98,699)	$(2,674)
BOS	563,375	0	0	563,375	(574,165)	(10,790)
BPS	0	(511)	0	(511)	544	33
CEW	66,540	0	0	66,540	(68,272)	(1,732)
FICC	871	0	0	871	(888)	(17)
JPS	172,024	0	0	172,024	(175,481)	(3,457)
SAL	57,534	0	0	57,534	(59,290)	(1,756)
TOR	36,913	0	0	36,913	(37,936)	(1,023)

Total Borrowings and Other Financing Transactions	$993,282	$(511)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(511)	$(511)

Total Borrowings	$0	$0	$0	$(511)	$(511)

Payable for reverse repurchase agreements					$(511)

(j)	Securities with an aggregate market value of $544 and cash of $511 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	37

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(180) at a weighted average interest rate of 4.300%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini S&P 500 Index June Futures	06/2024	3,088	$819,632	$15,499	$39	$0
U.S. Treasury 5-Year Note June Futures	06/2024	210	22,473	67	0	(25)
U.S. Treasury 10-Year Note June Futures	06/2024	767	84,981	427	0	(60)
U.S. Treasury Long-Term Bond June Futures	06/2024	108	13,007	199	27	0

				$16,192	$66	$(85)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini DJIA Index June Futures	06/2024	310	$(62,273)	$(1,470)	$0	$(50)
Euro-Bund June Futures	06/2024	19	(2,734)	(40)	0	(13)
U.S. Treasury 2-Year Note June Futures	06/2024	22	(4,499)	3	4	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	71	(8,137)	(87)	0	(1)
United Kingdom Long Gilt June Futures	06/2024	2	(252)	(7)	0	(1)

				$(1,601)	$4	$(65)

Total Futures Contracts				$14,591	$70	$(150)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.473%	$2,900	$49	$(16)	$33	$1	$0
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.515	800	12	(2)	10	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595	800	(4)	17	13	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170	2,000	15	21	36	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204	300	3	3	6	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	0.493	2,920	526	(182)	344	0	0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825	3,440	414	142	556	2	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261	1,000	3	3	6	0	0

						$1,018	$(14)	$1,004	$3	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$92	$(2)	$2	$0	$0	$0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	3,772	(139)	119	(20)	1	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027	500	(42)	35	(7)	0	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028	300	(20)	15	(5)	0	0
CDX.EM-40 5-Year Index	1.000	Quarterly	12/20/2028	2,600	(124)	62	(62)	0	0
CDX.HY-41 5-Year Index	5.000	Quarterly	12/20/2028	2,970	16	208	224	1	0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029	1,000	71	3	74	0	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	1,200	12	16	28	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	71,200	1,557	92	1,649	6	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	131,600	2,946	70	3,016	11	0

					$4,275	$622	$4,897	$19	$0

38	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	0.407%	Semi-Annual	07/21/2024	$53,900	$9	$(1,435)	$(1,426)	$0	$(33)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/17/2025	15,200	(277)	960	683	17	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/20/2025	361,100	(1,238)	2,291	1,053	234	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025	108,700	6	1,115	1,121	136	0
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2026	72,100	611	5,836	6,447	146	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2028	11,300	(96)	189	93	17	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028	9,400	33	422	455	16	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028	86,150	(41)	1,415	1,374	142	0
Receive	1-Day USD-SOFR Compounded-OIS	1.625	Semi-Annual	01/06/2030	11,300	(143)	1,745	1,602	21	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2030	7,700	(27)	962	935	13	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030	7,100	104	388	492	12	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030	44,800	275	1,020	1,295	66	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031	100	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.219	Semi-Annual	07/06/2031	28,000	(8)	5,451	5,443	41	0
Receive	1-Day USD-SOFR Compounded-OIS	1.277	Semi-Annual	07/21/2031	11,500	(3)	2,185	2,182	16	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	5,800	725	299	1,024	7	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2033	7,700	(150)	178	28	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033	27,200	79	2,211	2,290	26	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	01/13/2050	1,100	(3)	320	317	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050	400	(3)	135	132	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.625	Semi-Annual	01/16/2050	800	(1)	314	313	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050	2,200	(13)	828	815	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050	100	0	35	35	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	03/20/2050	1,100	(20)	376	356	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/16/2051	8,700	1,586	2,355	3,941	0	(12)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054	10,700	(240)	392	152	0	(22)

						$1,164	$29,989	$31,153	$916	$(74)

Total Swap Agreements						$6,457	$30,597	$37,054	$938	$(74)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$70	$938	$1,008	$0	$(150)	$(74)	$(224)

(l)

Securities with an aggregate market value of $51,626 and cash of $18,161 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	39

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2024	CAD	160,219		$118,111	$131	$(308)
	04/2024	EUR	3,400		3,689	20	0
	05/2024		$7,898	DKK	54,159	0	(53)

BPS	04/2024	EUR	5,723		$6,199	24	0
	04/2024	GBP	54,191		68,791	394	0
	05/2024		$10,028	DKK	68,952	0	(40)

BRC	06/2024	JPY	4,590,227		$31,498	821	0
	07/2024		3,770,000		25,252	5	0

BSH	07/2024	BRL	28,000		5,551	16	0

CBK	04/2024		22,614		4,598	89	0
	04/2024	CAD	50,020		36,975	46	0
	04/2024		$4,526	BRL	22,614	0	(17)
	05/2024	CAD	5,000		$3,720	27	0

DUB	04/2024	EUR	29,998		32,605	242	0

FAR	04/2024	CAD	20,038		14,761	0	(33)

GLM	04/2024		40,049		29,510	0	(58)
	04/2024		$5,804	DKK	40,018	0	(16)
	07/2024	BRL	14,800		$2,988	63	0
	04/2025	DKK	40,900		6,046	11	0

JPM	04/2024	BRL	21,027		4,208	16	0
	04/2024	CAD	1,819		1,340	0	(3)
	04/2024		$4,313	BRL	21,027	0	(120)
	04/2024		2,533	GBP	2,000	0	(9)
	07/2024	BRL	6,800		$1,369	25	0

MBC	04/2024		$23,924	CAD	32,445	29	0
	04/2024		65,921	GBP	52,191	0	(48)
	05/2024	CAD	32,431		$23,924	0	(29)
	05/2024	DKK	122,075		17,702	20	0
	05/2024	GBP	52,191		65,932	49	0

MYI	04/2024	CAD	4,912		3,618	0	(8)
	04/2024	JPY	6,520,000		45,584	2,450	0
	04/2024		$1,588	CAD	2,134	0	(12)
	04/2024		6,346	DKK	43,819	0	(8)
	04/2024		42,337	EUR	39,121	0	(131)
	05/2024	CAD	14,500		$10,842	132	0
	05/2024	EUR	39,121		42,388	133	0
	04/2025	DKK	44,800		6,614	3	0

SCX	04/2024	CAD	383		284	1	0

SSB	04/2024		200		147	0	(1)
	05/2024	MXN	1,648		97	0	(2)
	06/2024	JPY	2,739,773		18,792	481	0

UAG	04/2024	CAD	1,700		1,261	6	0
	04/2024		$1,340	CAD	1,819	3	0
	04/2024		5,717	DKK	39,500	0	(4)
	06/2024	JPY	7,340,000		$50,184	1,079	0
	04/2025	DKK	39,500		5,827	0	(3)

Total Forward Foreign Currency Contracts						$6,316	$(903)

40	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Receive	S&P 500 Total Return Index	1,862	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/10/2024	$	21,260	$0	$(92)	$0	$(92)
FAR	Receive	S&P 500 Total Return Index	455	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/26/2024		5,195	0	(22)	0	(22)
	Receive	S&P 500 Total Return Index	11,401	5.720% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/12/2024		104,412	0	20,773	20,773	0
JPM	Receive	S&P 500 Total Return Index	6,322	5.760% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2024		72,185	0	(314)	0	(314)
MBC	Receive	S&P 500 Total Return Index	1,738	5.615% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/17/2024		19,844	0	(84)	0	(84)
	Receive	S&P 500 Total Return Index	14,910	5.730% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/24/2024		140,316	0	23,585	23,585	0
	Receive	S&P 500 Total Return Index	14,235	5.820% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/22/2025		144,777	0	15,378	15,378	0
	Receive	S&P 500 Total Return Index	23,238	5.825% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/22/2025		236,665	0	24,502	24,502	0
RBC	Receive	S&P 500 Total Return Index	427	5.620% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024		4,875	0	(21)	0	(21)
	Receive	S&P 500 Total Return Index	382	5.780% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024		4,362	0	(25)	0	(25)
	Receive	S&P 500 Total Return Index	7,503	5.920% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/12/2024		85,166	0	364	364	0
	Receive	S&P 500 Total Return Index	427	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/10/2024		4,875	0	(21)	0	(21)
	Receive	S&P 500 Total Return Index	512	5.780% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/17/2024		5,846	0	(26)	0	(26)
	Receive	S&P 500 Total Return Index	2,350	5.750% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024		26,832	0	(116)	0	(116)
	Receive	S&P 500 Total Return Index	1,267	5.740% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/13/2024		14,467	0	(63)	0	(63)
	Receive	S&P 500 Total Return Index	678	5.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/19/2025		7,741	0	(45)	0	(45)
TOR	Receive	S&P 500 Total Return Index	25,632	5.600% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/12/2024		228,520	0	52,702	52,702	0
	Receive	S&P 500 Total Return Index	1,134	5.850% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/07/2024		12,948	0	(57)	0	(57)
	Receive	S&P 500 Total Return Index	29,865	5.870% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/11/2024		286,965	0	42,913	42,913	0
	Receive	S&P 500 Total Return Index	1,370	5.780% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/25/2024		15,643	0	(91)	0	(91)

UAG	Receive	S&P 500 Total Return Index	1,432	5.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/21/2024		16,351	0	(72)	0	(72)

Total Swap Agreements									$0	$179,168	$180,217	$(1,049)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	41

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$151	$0	$0	$151	$(361)	$0	$0	$(361)	$(210)	$(300)	$(510)
BPS	418	0	0	418	(40)	0	0	(40)	378	(510)	(132)
BRC	826	0	0	826	0	0	0	0	826	(790)	36
BSH	16	0	0	16	0	0	0	0	16	(10)	6
CBK	162	0	0	162	(17)	0	(92)	(109)	53	(549)	(496)
DUB	242	0	0	242	0	0	0	0	242	0	242
FAR	0	0	20,773	20,773	(33)	0	(22)	(55)	20,718	(20,930)	(212)
GLM	74	0	0	74	(74)	0	0	(74)	0	0	0
JPM	41	0	0	41	(132)	0	(314)	(446)	(405)	(1,780)	(2,185)
MBC	98	0	63,466	63,564	(77)	0	(84)	(161)	63,403	(61,140)	2,263
MYI	2,718	0	0	2,718	(159)	0	0	(159)	2,559	(2,510)	49
RBC	0	0	363	363	0	0	(317)	(317)	46	(2,393)	(2,347)
SCX	1	0	0	1	0	0	0	0	1	0	1
SSB	481	0	0	481	(3)	0	0	(3)	478	(390)	88
TOR	0	0	95,615	95,615	0	0	(148)	(148)	95,467	(96,245)	(778)
UAG	1,088	0	0	1,088	(7)	0	(72)	(79)	1,009	(1,540)	(531)

Total Over the Counter	$6,316	$0	$180,217	$186,533	$(903)	$0	$(1,049)	$(1,952)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$39	$0	$31	$70
Swap Agreements	0	22	0	0	916	938

	$0	$22	$39	$0	$947	$1,008

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,316	$0	$6,316
Swap Agreements	0	0	180,217	0	0	180,217

	$0	$0	$180,217	$6,316	$0	$186,533

	$0	$22	$180,256	$6,316	$947	$187,541

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$50	$0	$100	$150
Swap Agreements	0	0	0	0	74	74

	$0	$0	$50	$0	$174	$224

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$903	$0	$903
Swap Agreements	0	0	1,049	0	0	1,049

	$0	$0	$1,049	$903	$0	$1,952

	$0	$0	$1,099	$903	$174	$2,176

42	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$192,779	$0	$(2,743)	$190,036
Swap Agreements	0	2,757	0	0	(24,743)	(21,986)

	$0	$2,757	$192,779	$0	$(27,486)	$168,050

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,680	$0	$14,680
Swap Agreements	0	0	134,733	0	0	134,733

	$0	$0	$134,733	$14,680	$0	$149,413

	$0	$2,757	$327,512	$14,680	$(27,486)	$317,463

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(28,578)	$0	$925	$(27,653)
Swap Agreements	0	903	0	0	35,591	36,494

	$0	$903	$(28,578)	$0	$36,516	$8,841

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,902	$0	$4,902
Swap Agreements	0	0	176,110	0	0	176,110

	$0	$0	$176,110	$4,902	$0	$181,012

	$0	$903	$147,532	$4,902	$36,516	$189,853

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$166,392	$0	$166,392
Industrials	0	34,245	0	34,245
Utilities	0	6,543	0	6,543
U.S. Government Agencies	0	128,991	0	128,991
U.S. Treasury Obligations	0	137,349	0	137,349
Non-Agency Mortgage-Backed Securities	0	302,822	58	302,880
Asset-Backed Securities	0	680,301	4,047	684,348
Sovereign Issues	0	9,657	0	9,657
Common Stocks
Communication Services	1,692	0	0	1,692
Consumer Discretionary	9,679	0	0	9,679
Consumer Staples	2,921	0	0	2,921
Energy	1,624	0	0	1,624
Financials	13,953	0	0	13,953
Health Care	11,010	0	0	11,010
Industrials	8,967	0	0	8,967
Information Technology	12,135	0	0	12,135
Materials	597	0	0	597
Short-Term Instruments
Commercial Paper	0	93,329	0	93,329
Repurchase Agreements	0	992,467	0	992,467
Short-Term Notes	0	3,801	0	3,801
Japan Treasury Bills	0	164,890	0	164,890
U.S. Treasury Bills	0	283	0	283

	$62,578	$2,721,070	$4,105	$2,787,753

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$126,614	$0	$0	$126,614

Total Investments	$189,192	$2,721,070	$4,105	$2,914,367

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	39	969	0	1,008
Over the counter	0	186,533	0	186,533

	$39	$187,502	$0	$187,541

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(64)	(160)	0	(224)
Over the counter	0	(1,952)	0	(1,952)

	$(64)	$(2,112)	$0	$(2,176)

Total Financial Derivative Instruments	$(25)	$185,390	$0	$185,365

Totals	$189,167	$2,906,460	$4,105	$3,099,732

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	43

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.7%

CORPORATE BONDS & NOTES 11.9%

BANKING & FINANCE 8.8%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$1,300	$1,177
3.300% due 01/30/2032		1,300	1,115

American Honda Finance Corp.
5.904% due 02/12/2025 •		8,000	8,015

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		864	769

Bank of America Corp.
5.933% due 09/15/2027 •		5,100	5,170
6.695% (SOFRRATE + 1.330%) due 04/02/2026 ~		3,000	3,023

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025 ~		3,000	3,016

Barclays PLC
4.972% due 05/16/2029 •		1,400	1,372
5.690% due 03/12/2030 •		1,400	1,408

BPCE SA
5.203% due 01/18/2027		250	251

Citibank NA
5.488% due 12/04/2026		13,200	13,344

Credit Suisse AG AT1 Claim		9,300	1,068

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,300	1,352
3.547% due 09/18/2031 •		$500	441
3.961% due 11/26/2025 •		6,300	6,215

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,200	1,163

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,136

Ford Motor Credit Co. LLC
2.700% due 08/10/2026		$200	186
2.900% due 02/16/2028		200	181
3.375% due 11/13/2025		700	674
4.125% due 08/17/2027		500	475
5.125% due 06/16/2025		400	397
5.800% due 03/05/2027		600	602
5.800% due 03/08/2029		700	703
6.950% due 03/06/2026		200	204
6.950% due 06/10/2026		200	204
7.350% due 11/04/2027		200	210

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •		2,200	2,174
5.798% due 08/10/2026 •		6,000	6,021
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		1,200	1,205
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~		3,800	3,890

HSBC Holdings PLC
2.848% due 06/04/2031 •		300	259
4.292% due 09/12/2026 •		1,300	1,277
4.300% due 03/08/2026		600	589
5.887% due 08/14/2027 •		400	404

ING Groep NV
4.250% due 05/16/2031 •(f)(g)		700	533
5.750% due 11/16/2026 •(f)(g)		1,100	1,048

Jackson National Life Global Funding
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~		3,300	3,306

JPMorgan Chase & Co.
1.040% due 02/04/2027 •		1,000	926
1.578% due 04/22/2027 •		1,600	1,484
5.040% due 01/23/2028 •		100	100
6.070% due 10/22/2027 •		2,100	2,143

JPMorgan Chase Bank NA
5.110% due 12/08/2026		7,100	7,122

Lloyds Banking Group PLC
4.550% due 08/16/2028		2,500	2,438

Morgan Stanley
1.512% due 07/20/2027 •		3,200	2,938
4.585% (EUR003M + 0.650%) due 03/19/2027 ~	EUR	2,400	2,596

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Bank NA
4.952% due 01/14/2028 •		$6,300	$6,276

NatWest Group PLC
4.892% due 05/18/2029 •		3,500	3,427

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	16,526	1,930

Nykredit Realkredit AS
1.000% due 04/01/2025		45,600	6,446
1.500% due 10/01/2052		45,809	5,344

Park Intermediate Holdings LLC
4.875% due 05/15/2029		$1,100	1,024

Realkredit Danmark AS
1.000% due 04/01/2025	DKK	52,500	7,423
1.500% due 10/01/2053		24,229	2,828

RLJ Lodging Trust LP
3.750% due 07/01/2026		$1,200	1,144

Royal Bank of Canada
4.875% due 01/19/2027		3,800	3,793

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		5,700	4,798

UBS AG
5.125% due 05/15/2024 (g)		4,600	4,591

UBS Group AG
3.091% due 05/14/2032 •		1,500	1,277
3.750% due 03/26/2025		600	589
4.751% due 05/12/2028 •		7,900	7,744

VICI Properties LP
4.750% due 02/15/2028		2,700	2,635

Wells Fargo & Co.
2.393% due 06/02/2028 •		19,600	17,945

			173,538

INDUSTRIALS 2.7%

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		2,600	2,342

Carrier Global Corp.
4.375% due 05/29/2025	EUR	900	976

Centene Corp.
4.625% due 12/15/2029		$3,000	2,850

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,300	1,210

DAE Funding LLC
2.625% due 03/20/2025		900	873
3.375% due 03/20/2028		900	832

Expedia Group, Inc.
4.625% due 08/01/2027		300	294
6.250% due 05/01/2025		176	177

Hyatt Hotels Corp.
1.800% due 10/01/2024		4,100	4,014

Hyundai Capital America
6.503% due 08/04/2025 •		4,500	4,526

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)		1,700	1,699

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (a)		3,800	3,822

Imperial Brands Finance PLC
3.125% due 07/26/2024		5,800	5,750
3.500% due 07/26/2026		400	382

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,000	2,095

InterContinental Hotels Group PLC
2.125% due 08/24/2026	GBP	400	470

MPLX LP
2.650% due 08/15/2030		$1,600	1,377

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		800	772
4.345% due 09/17/2027		3,300	3,139
4.810% due 09/17/2030		4,900	4,579

Perrigo Finance Unlimited Co.
4.650% due 06/15/2030		1,600	1,472

Sands China Ltd.
2.850% due 03/08/2029		1,200	1,044
3.250% due 08/08/2031		1,200	1,006

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 08/08/2025	$4,000	$3,949
5.400% due 08/08/2028	2,900	2,846

T-Mobile USA, Inc.
2.700% due 03/15/2032	800	673
3.375% due 04/15/2029	1,500	1,388

		54,557

UTILITIES 0.4%

Pacific Gas & Electric Co.
3.000% due 06/15/2028	1,100	1,005
4.550% due 07/01/2030	1,500	1,427

Southern California Edison Co.
4.875% due 02/01/2027	1,800	1,795
5.150% due 06/01/2029	2,800	2,813

		7,040

Total Corporate Bonds & Notes (Cost $243,735)		235,135

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	106

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	870	804

		910

ILLINOIS 0.0%

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	185	199

NEVADA 0.0%

Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	118

Total Municipal Bonds & Notes (Cost $1,255)		1,227

U.S. GOVERNMENT AGENCIES 20.8%

Fannie Mae
3.750% due 07/25/2042	6,454	5,803
5.000% due 04/25/2033	1	1
5.116% due 12/01/2036 •	0	1
5.496% due 12/25/2036 •	6	6
5.750% due 05/25/2035 ~	2	2
5.785% due 07/25/2037 - 03/25/2044 •	30	29
5.815% due 07/25/2037 •	13	12
5.835% due 09/25/2035 •	25	25
5.845% due 09/25/2035 •	56	56
6.135% due 08/01/2033 •	2	3
6.155% due 06/25/2037 •	88	88
6.185% due 01/25/2040 •	229	230
6.189% due 06/01/2033 •	75	75
6.232% due 01/01/2036 •	6	6
6.281% due 07/01/2044 •	3	3

Freddie Mac
4.000% due 11/01/2047 - 01/01/2048	1,690	1,601
4.500% due 03/01/2029	9	9
5.500% due 07/01/2038	11	11
6.003% due 06/15/2041 •	34	34
6.133% due 08/15/2037 •	58	58
6.143% due 10/15/2037 •	10	10
6.153% due 05/15/2037 - 09/15/2037 •	67	67
6.289% due 02/25/2045 •	6	5
6.480% due 03/01/2034 •	19	19

Ginnie Mae
3.750% due 11/20/2044 •	483	479
5.000% due 04/15/2036 - 09/15/2039	496	499

44	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae, TBA
5.000% due 05/01/2054		$6,000	$5,899

U.S. Small Business Administration
5.520% due 06/01/2024		2	2

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048		13,060	11,913
4.500% due 08/01/2052		3,970	3,799
5.500% due 03/01/2034 - 07/01/2035		36	37
6.000% due 08/01/2036 - 02/01/2038		40	41
6.500% due 10/01/2036		16	16

Uniform Mortgage-Backed Security, TBA
4.500% due 05/01/2054		62,400	59,450
5.000% due 04/01/2054 - 05/01/2054		75,200	73,392
5.500% due 05/01/2054		76,000	75,629
6.000% due 05/01/2054		94,200	95,047
6.500% due 04/01/2054		75,200	76,837

Total U.S. Government Agencies (Cost $411,998)			411,194

U.S. TREASURY OBLIGATIONS 6.0%

U.S. Treasury Bonds
1.375% due 11/15/2040 (j)		10,500	6,756
4.625% due 02/15/2040 (j)		5,900	6,115

U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2024 (j)		19,740	19,764
0.125% due 10/15/2024 (j)		42,066	41,807
0.125% due 04/15/2025 (j)		3,940	3,842
0.250% due 01/15/2025 (j)		29,033	28,539
0.750% due 02/15/2045		2,881	2,214
1.000% due 02/15/2046		4,685	3,756
1.000% due 02/15/2048		7,878	6,212

Total U.S. Treasury Obligations (Cost $127,099)			119,005

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.1%

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	6,472	8,170

BAMLL Commercial Mortgage Securities Trust
6.890% due 09/15/2038 •		$10,400	9,442

Banc of America Funding Trust
5.157% due 05/25/2035 ~		12	11
5.214% due 01/20/2047 ~		29	25

Bear Stearns Adjustable Rate Mortgage Trust
5.894% due 01/25/2034 ~		9	9
6.318% due 01/25/2034 «~		1	1

Bear Stearns ALT-A Trust
4.870% due 09/25/2035 ~		24	14
5.138% due 05/25/2035 ~		79	74
5.784% due 08/25/2036 •		797	698
5.784% due 04/25/2037 •		2,888	2,492

ChaseFlex Trust
6.044% due 07/25/2037 •		262	219

CIM Trust
5.500% due 08/25/2064 ~		9,279	9,272

Citigroup Mortgage Loan Trust
4.496% due 09/25/2037 ~		1,057	943
6.170% due 09/25/2062 þ		9,017	9,022
7.780% due 10/25/2035 •		4	4

Colony Mortgage Capital Ltd.
6.565% due 11/15/2038 •		7,075	6,999

Countrywide Alternative Loan Trust
5.684% due 06/25/2036 •		1,026	902
5.804% due 05/25/2047 •		118	108
5.863% due 03/20/2046 •		2,208	1,821
5.903% due 05/20/2046 •		55	46
6.000% due 10/25/2033		6	6
6.000% due 12/25/2034		2,166	1,921
6.000% due 12/25/2035		1,669	1,214
6.649% due 08/25/2035 •		3,795	3,407

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
5.077% due 02/20/2035 «~		$6	$6
7.884% due 02/20/2036 •		7	6

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~		3,126	3,029

Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.926% due 07/27/2061 ~		4,212	4,047
2.215% due 11/25/2061 ~		578	565
3.402% due 03/25/2059 ~		1,093	1,086

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.944% due 02/25/2035 «•		108	102

First Horizon Mortgage Pass-Through Trust
5.462% due 08/25/2035 ~		16	11

Grifonas Finance PLC
4.181% due 08/28/2039 •	EUR	79	83

GSMPS Mortgage Loan Trust
5.794% due 01/25/2036 •		$1,301	1,048

GSR Mortgage Loan Trust
4.092% due 06/25/2034 «~		14	13
4.437% due 11/25/2035 ~		10	9
4.571% due 11/25/2035 ~		49	40
6.000% due 03/25/2037		14	7

HarborView Mortgage Loan Trust
5.851% due 12/19/2036 •		933	752
5.881% due 05/19/2035 •		525	473

Impac CMB Trust
6.444% due 07/25/2033 «•		1	1

IndyMac INDX Mortgage Loan Trust
5.824% due 09/25/2046 •		174	148

JP Morgan Chase Commercial Mortgage Securities Trust
6.823% due 12/15/2031 •		657	557

JP Morgan Mortgage Trust
5.003% due 11/25/2035 ~		35	28
5.516% due 07/25/2035 ~		162	158
5.555% due 08/25/2034 «~		125	122
5.750% due 01/25/2036		21	10

Legacy Mortgage Asset Trust
1.650% due 11/25/2060 þ		3,334	3,235
1.750% due 04/25/2061 þ		2,160	2,099
1.750% due 07/25/2061 þ		3,672	3,561
2.250% due 07/25/2067 þ		1,846	1,787

LUXE Commercial Mortgage Trust
6.844% due 10/15/2038 •		7,520	7,517

MASTR Adjustable Rate Mortgages Trust
5.889% due 12/25/2046 •		6,846	5,006

Merrill Lynch Mortgage Investors Trust
5.446% due 02/25/2035 ~		221	209
5.864% due 02/25/2036 •		19	17
5.944% due 11/25/2035 •		8	7

Morgan Stanley Capital Trust
6.889% due 12/15/2038 •		4,200	3,922

Natixis Commercial Mortgage Securities Trust
6.840% due 08/15/2038 •		6,300	5,753

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		2,168	2,045

NYO Commercial Mortgage Trust
6.985% due 11/15/2038 •		8,000	7,466

PRET LLC
7.021% due 02/25/2054 þ		2,751	2,744

Prime Mortgage Trust
5.844% due 02/25/2034 •		2	2

Residential Accredit Loans, Inc. Trust
5.784% due 01/25/2037 •		969	817
5.814% due 08/25/2036 •		302	272
6.009% due 10/25/2037 ~		1,098	912

SREIT Trust
6.536% due 10/15/2038 •		9,000	8,905

Stratton Mortgage Funding PLC
0.000% due 06/20/2060 •	GBP	1,800	2,279

Structured Adjustable Rate Mortgage Loan Trust
4.728% due 08/25/2035 ~		$19	16

Structured Asset Mortgage Investments Trust
5.941% due 07/19/2035 •		99	92

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Taurus U.K. DAC
6.071% due 05/17/2031 •	GBP	695	$873

Thornburg Mortgage Securities Trust
7.002% due 06/25/2047 •		$172	145

Towd Point Mortgage Funding
6.572% due 07/20/2045 •	GBP	6,878	8,686

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		$3,928	3,714
3.359% due 10/25/2057 ~		4,900	4,085
6.444% due 05/25/2058 •		1,064	1,084

WaMu Mortgage Pass-Through Certificates Trust
4.134% due 07/25/2037 ~		4,433	3,803
4.397% due 02/27/2034 •		8	8
5.789% due 03/25/2047 •		1,377	1,134
5.814% due 05/25/2034 •		1,095	981
5.839% due 06/25/2047 •		2,266	1,817
6.024% due 10/25/2045 •		8	7
6.089% due 02/25/2046 •		45	39
6.159% due 01/25/2046 •		2,906	2,464
6.289% due 11/25/2042 •		4	4
6.489% due 08/25/2042 •		3	3

Washington Mutual Mortgage Pass-Through Certificates Trust
5.919% due 11/25/2046 •		4,590	3,741

Total Non-Agency Mortgage-Backed Securities (Cost $167,433)			160,372

ASSET-BACKED SECURITIES 34.6%

Aames Mortgage Investment Trust
6.434% due 07/25/2035 •		465	465

ABFC Trust
5.704% due 01/25/2037 •		1,901	1,326
6.494% due 03/25/2034 •		412	393

ACE Securities Corp. Home Equity Loan Trust
5.704% due 12/25/2036 •		4,211	2,269
5.884% due 11/25/2036 •		2,434	1,015
6.344% due 09/25/2033 •		1,594	1,554

ACHV ABS Trust
6.810% due 11/25/2030		723	724
7.240% due 11/25/2030		1,200	1,210

Aegis Asset-Backed Securities Trust
5.684% due 01/25/2037 •		311	229

Ally Auto Receivables Trust
5.460% due 05/15/2028		2,600	2,615
5.528% due 03/17/2025		8,600	8,601

American Express Credit Account Master Trust
4.870% due 05/15/2028		4,500	4,493

AmeriCredit Automobile Receivables Trust
3.967% due 04/25/2034 •		794	737
6.190% due 04/19/2027		8,013	8,040
6.419% due 07/25/2035 •		800	739

AREIT Trust
7.261% due 11/17/2038 •		2,100	2,046

Ares European CLO DAC
4.722% due 10/15/2031 •	EUR	6,409	6,880
4.820% due 04/20/2032 •		5,600	6,004

Argent Securities Trust
5.924% due 06/25/2036 •		$5,804	1,582
5.984% due 05/25/2036 •		5,497	1,349

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
4.348% due 06/26/2034 •		622	631
6.204% due 02/25/2036 •		5,323	4,105

Asset-Backed Securities Corp. Home Equity Loan Trust
6.254% due 06/25/2034 •		3,010	2,939

Aurium CLO DAC
4.672% due 01/16/2031 •	EUR	11,266	12,124

Avis Budget Rental Car Funding AESOP LLC
5.900% due 08/21/2028		$3,900	3,976
6.120% due 04/20/2027		8,700	8,818

BA Credit Card Trust
4.790% due 05/15/2028		4,700	4,681
4.980% due 11/15/2028		8,800	8,828

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	45

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Auto Trust
5.830% due 05/15/2026		$5,048	$5,053

Bayview Financial Asset Trust
5.894% due 03/25/2037 •		348	344

Bayview Opportunity Master Fund Trust
5.660% due 03/15/2028		900	901
5.670% due 04/15/2027		1,500	1,500

Bear Stearns Asset-Backed Securities Trust
4.999% due 10/25/2036 ~		171	80
5.794% due 05/25/2037 •		11,500	9,009
6.394% due 10/25/2037 •		1,233	1,161

Benefit Street Partners CLO Ltd.
6.526% due 10/15/2030 •		1,834	1,834
7.076% due 10/15/2030 •		4,800	4,819

Black Diamond CLO DAC
4.881% due 05/15/2032 •	EUR	4,938	5,303

BMW Vehicle Owner Trust
5.470% due 02/25/2028		$2,500	2,512

BNC Mortgage Loan Trust
4.064% due 10/25/2036 «•		239	228

BNPP AM Euro CLO DAC
4.790% due 07/22/2032 •	EUR	7,500	8,015

BPCRE Ltd.
7.727% due 01/16/2037 •		$2,865	2,867

Cairn CLO DAC
4.722% due 10/15/2031 •	EUR	2,398	2,568

Carlyle Euro CLO DAC
4.642% due 01/15/2031 •		3,837	4,103
4.791% due 08/15/2032 •		4,400	4,711

Carvana Auto Receivables Trust
0.800% due 01/10/2027		$2,300	2,193
4.680% due 02/10/2028		4,650	4,593
5.500% due 08/10/2027		2,600	2,600
5.620% due 01/10/2029		500	503
5.760% due 04/12/2027		800	800
6.410% due 09/10/2027		2,784	2,796

Chase Auto Owner Trust
5.480% due 04/26/2027		5,400	5,405

Chase Issuance Trust
4.720% due 01/15/2031		8,700	8,678

CIFC Funding Ltd.
7.136% due 04/25/2033 •		3,600	3,612

CIT Mortgage Loan Trust
6.944% due 10/25/2037 •		3,867	3,846

Citigroup Mortgage Loan Trust
5.704% due 03/25/2037 •		737	643
5.764% due 09/25/2036 •		3,711	2,743
5.964% due 03/25/2036 •		3,852	3,452

Citizens Auto Receivables Trust
5.110% due 04/17/2028		1,000	999
5.430% due 10/15/2026		1,500	1,499

Countrywide Asset-Backed Certificates Trust
4.641% due 05/25/2036 •		1,527	1,469
5.584% due 07/25/2037 •		608	600
5.584% due 06/25/2047 •		885	789
5.694% due 02/25/2036 •		620	583
5.694% due 06/25/2047 •		979	938
5.704% due 12/25/2036 •		1,245	1,131
5.724% due 05/25/2037 •		1,982	1,833
5.734% due 10/25/2047 •		4,100	3,498
5.844% due 02/25/2037 •		744	709
5.964% due 12/25/2036 •		2,899	2,708

CPS Auto Receivables Trust
5.710% due 09/15/2027		1,594	1,594

Credit Suisse First Boston Mortgage Securities Corp.
5.233% due 01/25/2032 •		2	2

Credit-Based Asset Servicing & Securitization Trust
3.523% due 07/25/2036 •		1,500	1,384

CVC Cordatus Loan Fund DAC
4.592% due 10/15/2031 •	EUR	6,135	6,578

DLLAA LLC
5.930% due 07/20/2026		$925	927

Drive Auto Receivables Trust
5.830% due 12/15/2026		6,200	6,205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dryden Euro CLO DAC
4.761% due 05/15/2034 •	EUR	3,743	$4,016

DT Auto Owner Trust
6.290% due 08/16/2027		$5,383	5,400

ECMC Group Student Loan Trust
6.435% due 07/25/2069 •		1,508	1,500

Ellington Loan Acquisition Trust
6.544% due 05/25/2037 •		843	814

Euro-Galaxy CLO DAC
4.565% due 04/24/2034 •	EUR	2,396	2,572

Exeter Automobile Receivables Trust
5.310% due 08/16/2027		$800	799
5.530% due 10/15/2026		2,600	2,599
5.600% due 08/17/2026		3,850	3,851
6.040% due 07/15/2026		1,100	1,101
6.110% due 09/15/2025		1,388	1,389

FHF Issuer Trust
5.690% due 02/15/2030		3,300	3,302

First Franklin Mortgage Loan Trust
5.664% due 12/25/2037 •		729	690
5.744% due 08/25/2036 •		1,887	1,727
5.924% due 05/25/2036 •		1,900	1,583

First NLC Trust
6.179% due 02/25/2036 •		14,622	12,306

Foursight Capital Automobile Receivables Trust
5.490% due 01/16/2029		1,800	1,797
5.990% due 05/15/2028		3,910	3,924

Fremont Home Loan Trust
5.504% due 01/25/2037 •		6	3

Galaxy CLO Ltd.
6.546% due 10/15/2030 •		1,226	1,226

Gallatin CLO Ltd.
7.226% due 07/15/2031 •		3,850	3,861

GE-WMC Asset-Backed Pass-Through Certificates
6.084% due 12/25/2035 •		6,082	5,785

GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026		415	415
5.240% due 03/15/2030		500	498
6.040% due 03/15/2027		2,852	2,857

GM Financial Automobile Leasing Trust
5.580% due 01/20/2026		3,206	3,207
5.769% due 01/20/2026 •		607	607

GM Financial Consumer Automobile Receivables Trust
5.120% due 02/16/2027		5,300	5,289
5.450% due 06/16/2028		2,600	2,613

GMF Canada Leasing Trust Asset-Backed Notes
5.458% due 04/21/2025	CAD	1,633	1,215

GSAMP Trust
5.744% due 08/25/2036 •		$906	894
5.744% due 09/25/2036 •		2,085	746
5.844% due 01/25/2047 •		790	415
6.134% due 11/25/2035 •		827	817
6.344% due 11/25/2035 •		274	259

Halseypoint CLO Ltd.
7.019% due 07/20/2031 •		1,650	1,653

Harvest CLO DAC
4.582% due 10/15/2031 •	EUR	2,022	2,168
4.650% due 10/20/2031 •		4,999	5,358

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		$4,400	4,297
1.990% due 06/25/2026		1,600	1,544
5.490% due 06/25/2027		1,000	1,002

Home Equity Mortgage Loan Asset-Backed Trust
5.614% due 04/25/2037 •		8,874	6,176

Home Partners of America Trust
1.901% due 12/17/2026		700	636

HSI Asset Securitization Corp. Trust
5.594% due 12/25/2036 •		5,889	5,220
5.909% due 03/25/2036 •		14,728	13,102

Hyundai Auto Receivables Trust
4.990% due 02/15/2029		3,700	3,703
5.290% due 04/15/2027		3,500	3,498
5.480% due 04/17/2028		2,500	2,518

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Acquisition Trust
5.714% due 07/25/2036 •		$867	$743
5.714% due 08/25/2036 •		1,100	1,005
5.744% due 03/25/2037 •		4,503	4,299

KKR CLO Ltd.
6.500% due 07/18/2030 •		1,817	1,821
6.736% due 07/15/2034 •		2,250	2,254
7.160% due 07/18/2030 •		5,200	5,214

LCM LP
7.071% due 07/19/2027 •		4,600	4,614

Lendmark Funding Trust
1.900% due 11/20/2031		5,400	4,945

LL ABS Trust
3.760% due 11/15/2029		343	343

Long Beach Mortgage Loan Trust
6.004% due 10/25/2034 •		12	12
6.359% due 08/25/2035 •		2,200	1,950

M&T Bank Auto Receivables Trust
5.590% due 02/17/2032		1,200	1,200

M360 Ltd.
7.693% due 11/22/2038 •		3,800	3,660

Madison Park Euro Funding DAC
4.688% due 10/25/2030 •	EUR	2,382	2,559

Man GLG Euro CLO DAC
4.622% due 10/15/2030 •		483	521

Marlette Funding Trust
5.180% due 11/15/2032		$812	811
5.950% due 11/15/2032		3,200	3,195

Master Credit Card Trust
6.169% due 01/21/2027 •		8,700	8,743

MASTR Asset-Backed Securities Trust
5.644% due 11/25/2036 •		7,204	4,244

Merrill Lynch Mortgage Investors Trust
5.984% due 01/25/2037 •		7,143	6,769

MF1 LLC
7.063% due 03/19/2039 •		800	802

MF1 Ltd.
7.076% due 02/19/2037 •		8,700	8,553

Morgan Stanley ABS Capital, Inc. Trust
5.574% due 02/25/2037 •		1,601	1,419
5.584% due 05/25/2037 •		386	339
5.624% due 02/25/2037 •		1,435	474
5.659% due 03/25/2037 •		8,451	3,335
5.744% due 06/25/2036 •		1,416	743
5.804% due 02/25/2037 •		9,061	2,995
5.904% due 09/25/2036 •		721	311
6.374% due 07/25/2035 •		2,309	2,230

Morgan Stanley Mortgage Loan Trust
5.624% due 12/25/2036 •		2,188	744

Nassau Ltd.
6.726% due 10/15/2029 •		217	217

Nelnet Student Loan Trust
6.640% due 02/20/2041		693	697
7.519% due 02/20/2041 •		693	695

Oaktree CLO Ltd.
6.699% due 10/20/2032 •		4,600	4,609

Option One Mortgage Loan Trust
5.544% due 07/25/2036 •		2,382	1,086
5.574% due 07/25/2037 •		2,953	1,898

OZLM Ltd.
7.029% due 07/20/2032 •		3,700	3,706
7.279% due 07/20/2032 •		2,250	2,256

Pagaya AI Debt Selection Trust
4.970% due 01/15/2030		728	725
6.060% due 03/15/2030		4,955	4,949
6.159% due 05/15/2030		1,745	1,747
6.258% due 10/15/2031		2,100	2,099
7.128% due 06/16/2031		872	875
7.179% due 04/15/2031		1,681	1,686
7.656% due 05/15/2030 «		1,000	1,004

Palmer Square European Loan Funding DAC
4.672% due 07/15/2031 •	EUR	4,522	4,847
4.722% due 04/15/2031 •		5,238	5,599

Popular ABS Mortgage Pass-Through Trust
5.939% due 07/25/2036 •		$1,266	1,171

46	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prestige Auto Receivables Trust
5.690% due 05/17/2027		$3,000	$3,002

PRET LLC
1.744% due 07/25/2051 þ		1,725	1,672
1.843% due 09/25/2051 þ		5,127	4,909
1.868% due 07/25/2051 þ		1,912	1,851
1.992% due 02/25/2061 þ		1,636	1,600
2.487% due 10/25/2051 þ		3,590	3,520
2.487% due 10/25/2051 ~		729	714
3.721% due 07/25/2051 þ		5,053	4,929
5.240% due 04/25/2052 þ		3,335	3,286

Providus CLO DAC
4.692% due 07/15/2031 •	EUR	2,721	2,925

PRPM LLC
3.720% due 02/25/2027 þ		$3,534	3,441

Reach ABS Trust
7.050% due 02/18/2031		754	756

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		1,228	1,179
4.320% due 09/25/2030		1,112	1,079
5.380% due 11/25/2030		3,316	3,298
7.090% due 06/25/2032		2,000	2,009

Residential Asset Mortgage Products Trust
6.509% due 05/25/2035 •		3,017	2,852

Residential Asset Securities Corp. Trust
6.104% due 12/25/2035 •		10,019	9,647
6.149% due 11/25/2035 •		13,000	12,527

Santander Drive Auto Receivables Trust
5.710% due 02/16/2027		800	800
5.930% due 07/17/2028		2,200	2,233
6.080% due 08/17/2026		4,053	4,058

Saxon Asset Securities Trust
6.119% due 11/25/2037 •		2,474	2,351

Sculptor European CLO DAC
4.732% due 01/14/2032 •	EUR	11,076	11,837

Securitized Asset-Backed Receivables LLC Trust
5.534% due 05/25/2037 •		$9,319	5,702
5.944% due 05/25/2036 •		2,462	1,319

Segovia European CLO DAC
4.850% due 07/20/2032 •	EUR	3,099	3,336

SFS Auto Receivables Securitization Trust
4.950% due 05/21/2029		$500	498
5.350% due 06/21/2027		2,100	2,097

SMB Private Education Loan Trust
2.850% due 11/16/2054		9,391	8,618
4.550% due 02/16/2055		6,800	6,427
6.869% due 11/15/2052 •		946	955

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		2,429	2,284

Sound Point CLO Ltd.
6.566% due 07/25/2030 •		271	271

Soundview Home Loan Trust
5.909% due 02/25/2036 •		2,611	2,396
6.284% due 08/25/2035 •		2,654	2,363
6.524% due 07/25/2035 •		1,463	1,444

Starwood Mortgage Trust
7.119% due 11/15/2038 •		13,200	12,706

Structured Asset Investment Loan Trust
5.594% due 09/25/2036 •		190	185

Structured Asset Securities Corp. Mortgage Loan Trust
6.094% due 04/25/2031 •		4,830	4,757

Symphony Static CLO Ltd.
6.416% due 10/25/2029 •		1,693	1,694

TCI-Symphony CLO Ltd.
7.126% due 10/13/2032 •		6,330	6,352

Tikehau CLO DAC
4.754% due 08/04/2034 •	EUR	5,400	5,813

Trestles CLO Ltd.
6.749% due 07/21/2034 •		$2,250	2,251

Tricolor Auto Securitization Trust
6.610% due 10/15/2027		2,117	2,119

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		888	867

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
6.599% due 04/20/2029 •		$313	$314
6.629% due 08/28/2029 •		203	203
6.979% due 07/30/2032 •		4,300	4,307
7.329% due 07/30/2032 •		5,200	5,200

Volkswagen Auto Lease Trust
5.400% due 12/21/2026		9,500	9,519

WaMu Asset-Backed Certificates WaMu Trust
5.614% due 07/25/2047 •		1,335	956

Westlake Automobile Receivables Trust
0.000% due 03/15/2027 •		900	900
5.440% due 05/17/2027		700	700
5.620% due 03/15/2027		1,700	1,700
5.960% due 10/15/2026		5,106	5,111
5.989% due 10/15/2026 •		4,917	4,924
6.230% due 01/15/2027		9,000	9,046

World Omni Auto Receivables Trust
5.570% due 12/15/2026		1,316	1,316

Total Asset-Backed Securities (Cost $707,496)			685,481

SOVEREIGN ISSUES 0.6%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (d)	BRL	39,500	7,690

Mexico Government International Bond
2.750% due 11/27/2031 (e)	MXN	46,346	2,403
3.000% due 12/03/2026 (e)		4,870	272
4.000% due 11/30/2028 (e)		14,001	804

Total Sovereign Issues (Cost $11,020)			11,169

		SHARES
COMMON STOCKS 2.5%

COMMUNICATION SERVICES 0.1%

Verizon Communications, Inc.		8,139	341

Walt Disney Co.		8,139	996

			1,337

CONSUMER DISCRETIONARY 0.4%

Amazon.com, Inc. (b)		8,139	1,468

Home Depot, Inc.		8,139	3,122

McDonald’s Corp.		8,139	2,295

NIKE, Inc. ‘B’		8,139	765

			7,650

CONSUMER STAPLES 0.1%

Coca-Cola Co.		8,139	498

Procter & Gamble Co.		8,139	1,320

Walmart, Inc.		8,139	490

			2,308

ENERGY 0.1%

Chevron Corp.		8,139	1,284

FINANCIALS 0.5%

American Express Co.		8,139	1,853

Goldman Sachs Group, Inc.		8,139	3,400

JPMorgan Chase & Co.		8,139	1,630

Travelers Cos., Inc.		8,139	1,873

Visa, Inc. ‘A’		8,139	2,272

			11,028

HEALTH CARE 0.4%

Amgen, Inc.		8,139	2,314

Johnson & Johnson		8,139	1,288

Merck & Co., Inc.		8,139	1,074

		SHARES	MARKET VALUE (000S)

UnitedHealth Group, Inc.		8,139	$4,026

			8,702

INDUSTRIALS 0.4%

3M Co.		8,139	863

Boeing Co. (b)		8,139	1,571

Caterpillar, Inc.		8,139	2,982

Honeywell International, Inc.		8,139	1,671

			7,087

INFORMATION TECHNOLOGY 0.5%

Apple, Inc.		8,139	1,396

Cisco Systems, Inc.		8,139	406

Intel Corp.		8,139	360

International Business Machines Corp.		8,139	1,554

Microsoft Corp.		8,139	3,424

salesforce.com, Inc.		8,139	2,451

			9,591

MATERIALS 0.0%

Dow, Inc.		8,139	471

Total Common Stocks (Cost $48,072)			49,458

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 42.1%

COMMERCIAL PAPER 3.1%

Alimentation Couche-Tard, Inc.
5.540% due 04/12/2024		$1,650	1,646
5.540% due 04/17/2024		400	399
5.560% due 04/04/2024		600	599
5.560% due 04/16/2024		700	698

Amcor Flexibles North America, Inc.
5.520% due 04/10/2024		250	249
5.520% due 04/15/2024		750	748

American Electric Power Co., Inc.
5.500% due 04/02/2024		600	600
5.560% due 04/22/2024		800	797
5.560% due 05/15/2024		700	695
5.580% due 05/01/2024		450	448
5.590% due 06/11/2024		1,050	1,038

Arrow Electronics, Inc.
5.750% due 04/04/2024		400	400

AT&T, Inc.
5.520% due 04/18/2024		2,700	2,692

Bacardi Martini BV
5.700% due 04/18/2024		450	448

Bank of Nova Scotia
5.046% due 04/05/2024	CAD	500	369
5.128% due 05/01/2024		11,500	8,449
5.170% due 04/09/2024		1,000	737

Campbell Soup Co.
5.630% due 04/03/2024		$600	599
5.700% due 05/01/2024		500	497
5.700% due 05/06/2024		250	248

Constellation Energy Generation LLC
5.500% due 04/02/2024		1,450	1,449

Crown Castle, Inc.
5.800% due 04/16/2024		250	249
5.810% due 04/09/2024		250	249
5.820% due 04/02/2024		450	450
5.830% due 04/09/2024		250	249
5.830% due 04/16/2024		350	349
5.830% due 04/18/2024		300	299
5.830% due 04/30/2024		950	945
5.850% due 05/02/2024		1,700	1,690

CVS Health Corp.
5.570% due 04/01/2024		600	600
5.600% due 04/01/2024		2,400	2,399

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	47

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy, Inc.
5.580% due 04/22/2024	$1,200	$1,195
5.600% due 04/16/2024	250	249
5.600% due 04/23/2024	1,800	1,793
5.600% due 04/29/2024	250	249

Enbridge U.S., Inc.
5.520% due 04/05/2024	350	350
5.530% due 04/15/2024	1,350	1,346

Entergy Corp.
5.530% due 04/26/2024	300	299
5.570% due 06/03/2024	250	247
5.600% due 05/02/2024	250	249
5.600% due 05/21/2024	250	248

Equifax, Inc.
5.500% due 04/08/2024	250	250

Eversource Energy
5.600% due 04/04/2024	500	499
5.620% due 04/01/2024	650	650

Intercontinental Exchange, Inc.
5.520% due 04/01/2024	250	250
5.520% due 04/10/2024	250	249
5.520% due 04/11/2024	400	399
5.520% due 04/18/2024	250	249
5.550% due 05/03/2024	250	249

Keurig Dr Pepper, Inc.
5.480% due 04/04/2024	1,300	1,299
5.520% due 04/17/2024	2,250	2,243
5.530% due 04/22/2024	250	249
5.550% due 04/22/2024	900	897

L3Harris Technologies, Inc.
5.600% due 04/01/2024	250	250
5.650% due 04/08/2024	250	250
5.650% due 04/10/2024	450	449
5.650% due 04/11/2024	250	249

Microchip Technology, Inc.
5.570% due 04/19/2024	250	249

National Grid North America, Inc.
5.520% due 04/15/2024	250	249
5.520% due 04/18/2024	350	349
5.520% due 04/26/2024	650	647

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NextEra Energy Capital Holdings, Inc.
5.570% due 04/24/2024		$400	$398
5.570% due 04/25/2024		750	747
5.570% due 04/26/2024		550	548
5.600% due 05/06/2024		300	298
5.600% due 05/07/2024		650	646
5.600% due 05/08/2024		550	546

Penske Truck Leasing Co. LP
5.550% due 04/26/2024		500	498

Phillips 66
5.550% due 04/02/2024		1,450	1,449
5.550% due 04/04/2024		1,400	1,398

Rogers Communications, Inc.
5.640% due 04/11/2024		300	299

Royal Bank of Canada
5.129% due 05/01/2024	CAD	1,700	1,249

Toronto-Dominion Bank
5.042% due 04/26/2024		700	515
5.121% due 05/02/2024		2,300	1,690

VW Credit, Inc.
5.550% due 04/18/2024		$1,800	1,794
5.550% due 04/23/2024		500	498
5.550% due 04/25/2024		1,150	1,145

			61,402

REPURCHASE AGREEMENTS (h) 35.0%
			693,933

SHORT-TERM NOTES 0.1%

M&T Bank Auto Receivables Trust
5.643% due 03/17/2025		3,000	3,001

JAPAN TREASURY BILLS 3.8%
(0.061)% due 04/15/2024 - 07/01/2024 (c)(d)	JPY	11,440,000	$75,576

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
5.370% due 04/04/2024 (c)(d)	$1,804	$1,803

Total Short-Term Instruments (Cost $836,934)		835,715

Total Investments in Securities (Cost $2,555,042)		2,508,756

	SHARES
INVESTMENTS IN AFFILIATES 5.8%

SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%

PIMCO Short Asset Portfolio	11,890,205	115,811

Total Short-Term Instruments (Cost $118,004)		115,811

Total Investments in Affiliates (Cost $118,004)		115,811

Total Investments 132.5% (Cost $2,673,046)		$2,624,567

Financial Derivative Instruments (i)(k) 7.5% (Cost or Premiums, net $30,130)		148,617

Other Assets and Liabilities, net (40.0)%		(792,919)

Net Assets 100.0%		$1,980,265

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Security did not produce income within the last twelve months.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOM	4.970%	03/21/2024	04/04/2024	CAD	50,000	Province of Ontario 2.900% due 06/02/2049	$(38,371)	$36,913	$36,968
BOS	5.400	03/28/2024	04/01/2024	$	257,700	U.S. Treasury Notes 0.250% due 04/01/2024	(262,449)	257,700	257,855
	5.420	04/01/2024	04/02/2024		270,300	U.S. Treasury Notes 0.250% due 07/31/2025	(275,741)	270,300	270,300

48	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.380%	03/28/2024	04/01/2024	$	100	U.S. Treasury Notes 1.875% due 02/15/2032	$(102)	$100	$100
FICC	2.600	03/28/2024	04/01/2024		495	U.S. Treasury Notes 5.000% due 09/30/2025	(505)	495	495
MEI	4.960	03/28/2024	04/05/2024	CAD	100,000	Canada Government Bond 4.000% due 03/01/2029	(75,399)	73,825	73,865
SAL	5.260	03/28/2024	04/01/2024	$	34,000	U.S. Treasury Notes 4.875% due 11/30/2025	(35,238)	34,000	34,020
	5.400	03/28/2024	04/01/2024		20,600	U.S. Treasury Notes 0.875% due 06/30/2026	(21,047)	20,600	20,612

Total Repurchase Agreements							$(708,852)	$693,933	$694,215

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOM	$36,968	$0	$0	$36,968	$(37,735)	$(767)
BOS	528,155	0	0	528,155	(538,190)	(10,035)
BPS	100	0	0	100	(102)	(2)
FICC	495	0	0	495	(505)	(10)
MEI	73,865	0	0	73,865	(75,399)	(1,534)
SAL	54,632	0	0	54,632	(56,285)	(1,653)

Total Borrowings and Other Financing Transactions	$694,215	$0	$0

Cash of $637 has been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(127) at a weighted average interest rate of 5.400%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	15	$15	$(5)	$(2)
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	23	23	(7)	(3)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	15	15	(5)	(6)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	23	23	(13)	(2)

Total Written Options					$(30)	$(13)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini S&P 500 Index June Futures	06/2024	2,424	$643,390	$12,060	$30	$0
U.S. Treasury 2-Year Note June Futures	06/2024	999	204,280	(412)	0	(203)
U.S. Treasury 10-Year Note June Futures	06/2024	856	94,842	270	0	(67)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	82	10,578	106	39	0

				$12,024	$69	$(270)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	49

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini DJIA Index June Futures	06/2024	245	$(49,216)	$(1,163)	$0	$(39)
Euro-Bund June Futures	06/2024	70	(10,073)	(147)	0	(47)
Euro-Buxl 30-Year Bond June Futures	06/2024	26	(3,809)	(78)	0	(46)
U.S. Treasury 5-Year Note June Futures	06/2024	23	(2,461)	(13)	2	0

				$(1,401)	$2	$(132)

Total Futures Contracts				$10,623	$71	$(402)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2024	0.323%		$900	$14	$(9)	$5	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.473		2,400	40	(13)	27	1	0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595		600	(3)	13	10	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170		2,400	18	25	43	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204		300	3	3	6	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	0.493		3,080	611	(248)	363	0	0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825		3,620	436	150	586	2	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.183	EUR	4,300	29	(19)	10	1	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261		$400	1	1	2	0	0

							$1,149	$(97)	$1,052	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$4,232	$(155)	$110	$(45)	$4	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	92	(3)	3	0	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	6,072	(223)	192	(31)	1	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027	800	(68)	58	(10)	0	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028	500	(34)	25	(9)	0	0
CDX.EM-40 5-Year Index	1.000	Quarterly	12/20/2028	4,100	(199)	101	(98)	0	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	99	3	5	8	0	0
CDX.HY-41 5-Year Index	5.000	Quarterly	12/20/2028	20,592	793	757	1,550	6	0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029	5,100	362	14	376	1	(1)
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	2,100	34	15	49	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	105,300	2,319	120	2,439	8	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	310,200	6,987	123	7,110	26	0

					$9,816	$1,523	$11,339	$46	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	600	$(3)	$40	$37	$3	$0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		300	(1)	(1)	(2)	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/21/2034	JPY	6,810,000	(9)	(709)	(718)	0	(95)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024		$70,900	(2,792)	131	(2,661)	0	(31)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		332,200	5,680	3,323	9,003	285	0
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2026		52,400	518	62	580	63	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		25,910	(9)	182	173	39	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		24,700	1,714	826	2,540	60	0
Receive	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	01/31/2028		44,400	(8)	3,194	3,186	88	0
Receive	1-Day USD-SOFR Compounded-OIS	3.638	Annual	05/31/2028		3,500	0	62	62	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.650	Annual	05/31/2028		28,000	0	486	486	48	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	05/31/2028		1,400	0	22	22	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.694	Annual	05/31/2028		24,060	0	376	376	41	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		900	0	10	10	2	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2028		100	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		44,830	510	1,670	2,180	77	0

50	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750%	Annual	06/20/2029		$36,900	$334	$(91)	$243	$56	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		26,400	776	1,055	1,831	44	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		90,300	5,904	1,697	7,601	87	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		11,100	833	(468)	365	9	0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		660	(3)	6	3	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		700	(3)	8	5	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		600	(3)	13	10	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		74,200	(1,016)	1,277	261	35	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2035		82,800	(1,057)	23,062	22,005	39	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/16/2051		28,300	5,485	7,335	12,820	0	(38)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		11,900	2,765	1,483	4,248	0	(17)
Pay	1-Day USD-SOFR Compounded-OIS	3.830	Annual	10/12/2053		200	(1)	7	6	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.880	Annual	10/16/2053		500	(3)	22	19	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.870	Annual	10/17/2053		400	(2)	16	14	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.555	Annual	03/05/2054		600	(5)	(3)	(8)	1	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	85,000	(86)	1,508	1,422	308	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	1,600	(4)	45	41	3	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		1,500	(3)	49	46	3	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		1,800	(4)	(37)	(41)	0	(4)
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		600	(1)	(13)	(14)	0	(1)
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		700	(1)	(13)	(14)	0	(2)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		2,000	(4)	(11)	(15)	0	(5)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		1,200	(2)	(5)	(7)	0	(3)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		1,100	(2)	(9)	(11)	0	(3)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		1,000	(2)	1	(1)	0	(3)
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		800	(3)	66	63	4	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		2,900	(11)	186	175	15	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		900	(4)	(47)	(51)	0	(5)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		1,000	(4)	(44)	(48)	0	(5)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		300	(1)	(17)	(18)	0	(2)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		400	(2)	(23)	(25)	0	(2)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		500	(2)	(21)	(23)	0	(3)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		900	(3)	(34)	(37)	0	(5)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		1,100	(4)	(34)	(38)	0	(6)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		1,300	(5)	(38)	(43)	0	(7)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		1,200	(4)	(27)	(31)	0	(7)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		800	(3)	(19)	(22)	0	(4)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		1,300	(5)	0	(5)	0	(7)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		900	(3)	17	14	5	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		800	(3)	15	12	4	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		600	(2)	(3)	(5)	0	(5)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		35,100	576	221	797	201	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		15,400	(754)	(33)	(787)	0	(185)
Pay	CAONREPO Index	4.177	Semi-Annual	03/20/2026	CAD	70,600	0	(35)	(35)	0	(40)

							$19,257	$46,740	$65,997	$1,533	$(487)

Total Swap Agreements							$30,222	$48,166	$78,388	$1,583	$(488)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$71	$1,584	$1,655	$(13)	$(402)	$(488)	$(903)

(j)

Securities with an aggregate market value of $63,283 and cash of $10,070 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	51

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	NZD	273		$166	$3	$0
	04/2024		$7	AUD	10	0	0
	05/2024	AUD	10		$7	0	0

BOA	04/2024	CAD	100,109		73,673	0	(237)
	04/2024	DKK	41,898		6,090	30	0
	04/2024	EUR	2,236		2,426	14	0
	04/2024	IDR	5,792,615		366	1	0
	04/2024	JPY	478,969		3,170	6	0
	04/2024	KRW	352,902		263	1	0
	04/2024		$9	AUD	14	0	0
	04/2024		1,028	JPY	153,500	0	(14)
	05/2024	AUD	14		$9	0	0
	05/2024		$1,336	DKK	9,161	0	(9)
	05/2024		3,170	JPY	476,792	0	(6)
	06/2024	KRW	2,661,254		$2,024	44	0
	06/2024	TWD	76,695		2,469	64	0
	06/2024		$129	IDR	2,015,698	0	(2)

BPS	04/2024	BRL	17,389		$3,486	19	0
	04/2024	CAD	956		704	0	(2)
	04/2024	CNH	30,650		4,268	46	0
	04/2024	GBP	16,978		21,552	123	0
	04/2024	IDR	11,917,278		751	1	0
	04/2024	KRW	968,533		722	4	0
	04/2024		$3,488	BRL	17,389	0	(21)
	04/2024		1,323	CNH	9,601	0	(1)
	04/2024		3,556	EUR	3,283	0	(14)
	05/2024	BRL	9,276		$1,855	12	0
	05/2024	CNH	9,587		1,323	2	0
	05/2024	TWD	126,001		4,079	136	0
	05/2024		$1,696	DKK	11,663	0	(7)
	06/2024	KRW	4,138,887		$3,168	88	0
	06/2024	TWD	687,003		22,197	650	0
	06/2024		$983	IDR	15,498,698	0	(9)
	06/2024		6,923	INR	576,773	0	(23)
	07/2024	BRL	8,182		$1,627	10	0
	07/2024	PLN	2,244		554	0	(7)

BRC	04/2024	CNH	36,225		5,039	48	0
	04/2024	HKD	259		33	0	0
	04/2024	IDR	4,156,659		261	0	0
	04/2024		$3,598	DKK	24,700	0	(25)
	04/2024		32	HUF	11,702	0	0
	04/2024		36	NOK	386	0	(1)
	04/2024		30	ZAR	570	0	0
	05/2024	TRY	6,925		$202	0	0
	05/2024		$1,536	CAD	2,087	5	0
	06/2024	KRW	4,895,728		$3,748	105	0
	06/2024	MXN	202		12	0	0
	06/2024		$28	INR	2,313	0	0
	07/2024	JPY	3,000,000		$20,094	4	0

BSH	07/2024	BRL	22,300		4,421	13	0

52	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

CBK	04/2024	BRL	26,488		$5,386	$104	$0
	04/2024	CAD	977		720	0	(1)
	04/2024	CNH	28,851		4,009	34	0
	04/2024		$1,001	AUD	1,533	0	(2)
	04/2024		5,303	BRL	26,488	0	(21)
	05/2024	CAD	4,000		$2,976	22	0
	05/2024		$12,521	BRL	62,698	0	(59)
	06/2024	KRW	499,227		$381	10	0
	06/2024		$345	IDR	5,450,195	0	(2)
	06/2024		15	INR	1,223	0	0
	06/2024		100	KRW	132,096	0	(1)

DUB	04/2024	BRL	7,090		$1,420	7	0
	04/2024	EUR	109,317		118,818	882	0
	04/2024	IDR	16,598,990		1,046	1	0
	04/2024		$1,410	BRL	7,090	3	0
	05/2024	BRL	7,112		$1,410	0	(3)
	05/2024		$3,039	BRL	15,078	0	(42)
	06/2024	KRW	4,612,046		$3,543	111	0

FAR	04/2024	CAD	50,095		36,902	0	(82)
	04/2024	JPY	817,906		5,409	6	0
	05/2024		$5,409	JPY	814,195	0	(6)

GLM	04/2024	BRL	747		$150	1	0
	04/2024		$150	BRL	747	0	(1)
	04/2024		4,442	DKK	30,625	0	(13)
	06/2024	IDR	11,785,187		$747	7	0
	06/2024		$3,608	MXN	60,782	6	(3)
	07/2024	BRL	11,800		$2,382	50	0
	04/2025	DKK	31,300		4,627	8	0

JPM	04/2024	BRL	19,514		3,906	15	0
	04/2024	CAD	69,475		51,483	195	(3)
	04/2024	EUR	895		972	7	0
	04/2024	KRW	691,089		515	2	0
	04/2024		$3,992	BRL	19,514	0	(101)
	06/2024	IDR	3,956,779		$251	2	0
	06/2024	KRW	4,441,076		3,427	122	0
	06/2024	TWD	51,029		1,642	41	0
	06/2024		$3,798	IDR	60,003,885	0	(26)
	06/2024		864	INR	71,910	0	(4)
	06/2024		16,048	MXN	272,505	141	0
	07/2024	BRL	7,748		$1,554	22	0

MBC	04/2024	AUD	772		502	0	(2)
	04/2024	BRL	1,060		213	1	0
	04/2024	CNH	53,700		7,475	77	0
	04/2024	IDR	1,997,934		126	0	0
	04/2024	JPY	103,700		691	7	0
	04/2024		$212	BRL	1,060	0	(1)
	04/2024		52,754	CAD	71,542	63	0
	04/2024		21,444	GBP	16,978	0	(16)
	04/2024		3,585	JPY	537,217	0	(36)
	05/2024	CAD	71,512		$52,754	0	(64)
	05/2024	DKK	89,990		13,050	15	0
	05/2024	GBP	16,978		21,448	16	0
	06/2024		$1,754	IDR	27,727,765	0	(10)
	06/2024		66	INR	5,505	0	0

MYI	04/2024	BRL	1,060		$213	1	0
	04/2024	CAD	700		516	0	(1)
	04/2024	CNH	24,929		3,484	50	0
	04/2024	JPY	2,650,000		18,490	950	0
	04/2024		$212	BRL	1,060	0	(1)
	04/2024		5,071	DKK	35,016	0	(7)
	04/2024		118,138	EUR	109,165	0	(366)
	04/2024		117	SEK	1,203	0	(5)
	05/2024	CAD	11,500		$8,599	105	0
	05/2024	EUR	109,165		118,282	372	0
	05/2024		$1,312	JPY	197,300	0	(3)
	06/2024	IDR	10,560,460		$680	16	0
	06/2024	KRW	3,997,260		3,070	95	0
	06/2024		$881	IDR	13,927,434	0	(6)
	06/2024		111	INR	9,183	0	(1)
	04/2025	DKK	35,800		$5,285	2	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	53

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

RBC	04/2024	DKK	5,000		$728	$5	$0
	04/2024		$33	MXN	581	2	0
	06/2024		602	IDR	9,443,742	0	(8)
	06/2024		1,328	MXN	22,429	5	0

SCX	04/2024	CAD	421		$311	0	0
	04/2024	CNH	108,619		15,113	149	0
	04/2024	DKK	53,581		7,816	66	0
	04/2024		$164	NZD	273	0	(1)
	05/2024	NZD	273		$164	1	0
	05/2024		$30	NOK	325	0	0
	06/2024	KRW	5,054,763		$3,869	108	0
	06/2024		$3,653	IDR	57,715,278	0	(25)
	06/2024		11,591	INR	965,201	0	(44)

SSB	04/2024	CAD	500		$368	0	(1)
	04/2024		$0	ZAR	1	0	0
	06/2024	KRW	837,198		$631	8	0

TOR	04/2024	AUD	1,933		1,267	7	0
	04/2024	HKD	832		106	0	0
	04/2024		$4,763	JPY	711,792	0	(61)
	05/2024	AUD	12		$8	0	0

UAG	04/2024	CAD	2,500		1,851	5	0
	04/2024		$742	AUD	1,136	0	(2)
	04/2024		1,326	CAD	1,800	3	0
	04/2024		4,487	DKK	31,000	0	(3)
	04/2024		556	PLN	2,195	0	(7)
	04/2024		19,697	ZAR	368,850	0	(247)
	05/2024	AUD	1,136		$743	2	0
	06/2024	JPY	5,790,000		39,587	851	0
	04/2025	DKK	31,000		4,573	0	(2)

Total Forward Foreign Currency Contracts						$6,210	$(1,668)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	07/17/2024	95,100	$41	$69

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/17/2024	95,100	55	82
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	01/13/2025	94,900	84	155

Total Purchased Options							$180	$306

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	1,700	$ (3)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	1,700	(3)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	800	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	800	(2)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	1,000	(3)	(6)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	1,000	(3)	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	1,300	(2)	(2)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	1,300	(2)	(2)

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	2,700	(9)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	2,700	(9)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	3,500	(10)	(13)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	3,500	(10)	(6)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	1,400	(2)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	1,400	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	1,400	(5)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	1,400	(5)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	1,300	(4)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	1,300	(4)	(1)

54	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685%	04/18/2024	1,500	$(6)	$(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	1,400	(5)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	1,500	(6)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	1,400	(5)	(1)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	1,300	(2)	(3)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	1,300	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	1,500	(5)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	1,500	(5)	(4)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	600	(2)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	600	(2)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	900	(3)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	900	(3)	(1)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	3,200	(8)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	3,200	(8)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	1,400	(5)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	2,600	(10)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	1,400	(5)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	2,600	(9)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	500	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	500	(2)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	900	(3)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	900	(3)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	1,800	(5)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	1,800	(5)	(3)

Total Written Options							$(191)	$(94)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index «	0.110%	Monthly	05/25/2046	$194	$(51)	$40	$0	$(11)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	S&P 500 Total Return Index	319	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/10/2024	$3,642	$0	$(16)	$0	$(16)
FAR	Receive	S&P 500 Total Return Index	1,832	5.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/05/2024	20,918	0	(90)	0	(90)
	Receive	S&P 500 Total Return Index	1,642	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/26/2024	18,748	0	(81)	0	(81)

	Receive	S&P 500 Total Return Index	20,495	5.720% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/12/2024	187,696	0	37,409	37,409	0

JPM	Receive	S&P 500 Total Return Index	1,083	5.760% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2024	12,366	0	(54)	0	(54)

MBC	Receive	S&P 500 Total Return Index	103	5.615% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/17/2024	1,176	0	(5)	0	(5)
	Receive	S&P 500 Total Return Index	32,046	5.820% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/22/2025	325,924	0	34,620	34,620	0

	Receive	S&P 500 Total Return Index	25,210	5.825% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/22/2025	256,748	0	26,581	26,581	0
RBC	Receive	S&P 500 Total Return Index	50	5.620% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024	571	0	(2)	0	(2)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	55

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	S&P 500 Total Return Index	32	5.780% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024	$365	$0	$(2)	$0	$(2)
	Receive	S&P 500 Total Return Index	50	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/10/2024	571	0	(2)	0	(2)
	Receive	S&P 500 Total Return Index	352	5.780% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/17/2024	4,019	0	(18)	0	(18)
	Receive	S&P 500 Total Return Index	2,346	5.850% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/07/2024	26,787	0	(118)	0	(118)

	Receive	S&P 500 Total Return Index	403	5.750% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024	4,602	0	(20)	0	(20)
	Receive	S&P 500 Total Return Index	2,347	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2024	26,798	0	(116)	0	(116)
	Receive	S&P 500 Total Return Index	235	5.740% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/13/2024	2,683	0	(12)	0	(12)
	Receive	S&P 500 Total Return Index	56	5.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/19/2025	639	0	(4)	0	(4)
TOR	Receive	S&P 500 Total Return Index	22,082	5.600% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/12/2024	196,871	0	45,403	45,403	0

	Receive	S&P 500 Total Return Index	6,963	5.850% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/07/2024	79,504	0	(351)	0	(351)

								$0	$143,122	$144,013	$(891)

Total Swap Agreements								$(51)	$143,162	$144,013	$(902)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$3	$0	$0	$3	$0	$0	$0	$0	$3	$0	$3
BOA	160	0	0	160	(268)	0	(11)	(279)	(119)	(40)	(159)
BPS	1,091	0	0	1,091	(84)	0	0	(84)	1,007	(829)	178
BRC	162	0	0	162	(26)	0	0	(26)	136	0	136
BSH	13	0	0	13	0	0	0	0	13	(10)	3
CBK	170	0	0	170	(86)	(9)	(16)	(111)	59	(260)	(201)
CKL	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
DUB	1,004	0	0	1,004	(45)	0	0	(45)	959	(620)	339
FAR	6	0	37,409	37,415	(88)	(31)	(171)	(290)	37,125	(38,203)	(1,078)
GLM	72	69	0	141	(17)	(20)	0	(37)	104	(80)	24
JPM	547	0	0	547	(134)	(13)	(54)	(201)	346	(900)	(554)
MBC	179	0	61,201	61,380	(129)	0	(5)	(134)	61,246	(58,188)	3,058
MYC	0	237	0	237	0	(17)	0	(17)	220	(280)	(60)
MYI	1,591	0	0	1,591	(390)	0	0	(390)	1,201	(980)	221
RBC	12	0	0	12	(8)	0	(294)	(302)	(290)	(1,790)	(2,080)
SCX	324	0	0	324	(70)	0	0	(70)	254	0	254
SSB	8	0	0	8	(1)	0	0	(1)	7	0	7
TOR	7	0	45,403	45,410	(61)	0	(351)	(412)	44,998	(47,256)	(2,258)
UAG	861	0	0	861	(261)	0	0	(261)	600	(650)	(50)

Total Over the Counter	$6,210	$306	$144,013	$150,529	$(1,668)	$(94)	$(902)	$(2,664)

(1)	Notional Amount represents the number of contracts.

56	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$30	$0	$41	$71
Swap Agreements	0	51	0	0	1,533	1,584

	$0	$51	$30	$0	$1,574	$1,655

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,210	$0	$6,210
Purchased Options	0	0	0	0	306	306
Swap Agreements	0	0	144,013	0	0	144,013

	$0	$0	$144,013	$6,210	$306	$150,529

	$0	$51	$144,043	$6,210	$1,880	$152,184

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$13	$13
Futures	0	0	39	0	363	402
Swap Agreements	0	1	0	0	487	488

	$0	$1	$39	$0	$863	$903

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,668	$0	$1,668
Written Options	0	0	0	0	94	94
Swap Agreements	0	11	891	0	0	902

	$0	$11	$891	$1,668	$94	$2,664

	$0	$12	$930	$1,668	$957	$3,567

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	57

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)	March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$106	$106
Futures	0	0	145,643	0	(2,383)	143,260
Swap Agreements	0	6,217	0	0	(12,173)	(5,956)

	$0	$6,217	$145,643	$0	$(14,450)	$137,410

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,093	$0	$6,093
Written Options	0	0	0	0	1,126	1,126
Swap Agreements	0	4	87,108	0	0	87,112

	$0	$4	$87,108	$6,093	$1,126	$94,331

	$0	$6,221	$232,751	$6,093	$(13,324)	$231,741

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$17	$17
Futures	0	0	(22,907)	0	3,027	(19,880)
Swap Agreements	0	390	0	0	31,040	31,430

	$0	$390	$(22,907)	$0	$34,084	$11,567

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,826	$0	$7,826
Purchased Options	0	0	0	0	126	126
Written Options	0	0	0	0	97	97
Swap Agreements	0	(13)	168,368	0	0	168,355

	$0	$(13)	$168,368	$7,826	$223	$176,404

	$0	$377	$145,461	$7,826	$34,307	$187,971

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$173,538	$0	$173,538
Industrials	0	54,557	0	54,557
Utilities	0	7,040	0	7,040
Municipal Bonds & Notes
California	0	910	0	910
Illinois	0	199	0	199
Nevada	0	118	0	118
U.S. Government Agencies	0	411,194	0	411,194
U.S. Treasury Obligations	0	119,005	0	119,005
Non-Agency Mortgage-Backed Securities	0	160,127	245	160,372
Asset-Backed Securities	0	684,249	1,232	685,481
Sovereign Issues	0	11,169	0	11,169
Common Stocks
Communication Services	1,337	0	0	1,337
Consumer Discretionary	7,650	0	0	7,650
Consumer Staples	2,308	0	0	2,308
Energy	1,284	0	0	1,284
Financials	11,028	0	0	11,028
Health Care	8,702	0	0	8,702
Industrials	7,087	0	0	7,087
Information Technology	9,591	0	0	9,591
Materials	471	0	0	471
Short-Term Instruments
Commercial Paper	0	61,402	0	61,402
Repurchase Agreements	0	693,933	0	693,933
Short-Term Notes	0	3,001	0	3,001
Japan Treasury Bills	0	75,576	0	75,576
U.S. Treasury Bills	0	1,803	0	1,803

	$49,458	$2,457,821	$1,477	$2,508,756

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$115,811	$0	$0	$115,811

Total Investments	$165,269	$2,457,821	$1,477	$2,624,567

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	30	1,624	0	1,654
Over the counter	0	150,529	0	150,529

	$30	$152,153	$0	$152,183

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(132)	(771)	0	(903)
Over the counter	0	(2,653)	(11)	(2,664)

	$(132)	$(3,424)	$(11)	$(3,567)

Total Financial Derivative Instruments	$(102)	$148,729	$(11)	$148,616

Totals	$165,167	$2,606,550	$1,466	$2,773,183

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

58	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.1%

CORPORATE BONDS & NOTES 7.4%

BANKING & FINANCE 6.1%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$200	$198

American Honda Finance Corp.
5.000% due 05/23/2025		400	398
5.904% due 02/12/2025 •		500	501

Bank of America Corp.
1.734% due 07/22/2027 •		300	277
5.933% due 09/15/2027 •		700	710

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025		300	302

Barclays PLC
4.375% due 03/15/2028 •(f)(g)		200	164
5.501% due 08/09/2028 •		200	200

Citibank NA
5.488% due 12/04/2026		400	404

Ford Motor Credit Co. LLC
3.815% due 11/02/2027		200	187
5.800% due 03/05/2027		200	201
5.800% due 03/08/2029		200	201

Goldman Sachs Group, Inc.
5.798% due 08/10/2026 •		600	602
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		100	100
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~		1,000	1,024

HSBC Holdings PLC
5.887% due 08/14/2027 •		200	202

ING Groep NV
4.250% due 05/16/2031 •(f)(g)		300	228
5.750% due 11/16/2026 •(f)(g)		300	286

Jackson National Life Global Funding
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~		200	200

JPMorgan Chase & Co.
0.969% due 06/23/2025 •		100	99
3.782% due 02/01/2028 •		400	385
3.960% due 01/29/2027 •		100	98
5.040% due 01/23/2028 •		100	100

JPMorgan Chase Bank NA
5.110% due 12/08/2026		600	602

Morgan Stanley
1.512% due 07/20/2027 •		500	459
2.188% due 04/28/2026 •		200	193
4.585% (EUR003M + 0.650%) due 03/19/2027 ~	EUR	200	216

Morgan Stanley Bank NA
5.882% due 10/30/2026		$400	408

Nykredit Realkredit AS
1.000% due 04/01/2025	DKK	4,900	693

Realkredit Danmark AS
1.000% due 04/01/2025		5,600	792

Royal Bank of Canada
4.875% due 01/19/2027		$400	399

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •		500	501

UBS Group AG
3.750% due 03/26/2025		209	205
4.751% due 05/12/2028 •		400	392

VICI Properties LP
4.750% due 02/15/2028		400	390

Wells Fargo & Co.
2.406% due 10/30/2025 •		100	98
3.196% due 06/17/2027 •		500	478

Wells Fargo Bank NA
6.152% (SOFRRATE + 0.800%) due 08/01/2025 ~		300	301

			13,194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.8%

Carrier Global Corp.
4.375% due 05/29/2025	EUR	100	$108

Hyundai Capital America
6.503% due 08/04/2025 •		$500	503

Perrigo Finance Unlimited Co.
4.650% due 06/15/2030		300	276

Sands China Ltd.
2.850% due 03/08/2029		400	348
3.250% due 08/08/2031		400	335

United Airlines Pass-Through Trust
5.875% due 04/15/2029		120	120

			1,690

UTILITIES 0.5%

Georgia Power Co.
6.103% (SOFRINDX + 0.750%) due 05/08/2025 ~		700	702

Southern California Edison Co.
4.875% due 02/01/2027		100	100
5.150% due 06/01/2029		400	402

			1,204

Total Corporate Bonds & Notes (Cost $16,261)			16,088

U.S. GOVERNMENT AGENCIES 18.7%

Fannie Mae
4.000% due 04/25/2042		493	465
5.785% due 07/25/2037 •		1	1
5.815% due 07/25/2037 •		1	1
5.835% due 09/25/2035 •		2	2
5.845% due 09/25/2035 •		4	4
6.155% due 06/25/2037 •		7	7

Freddie Mac
3.000% due 09/01/2032		531	504
4.000% due 07/15/2042		427	392
5.000% due 03/01/2038		92	93
5.500% due 07/01/2028 - 07/01/2038		7	7
6.003% due 06/15/2041 •		34	34
6.133% due 08/15/2037 •		7	7
6.143% due 10/15/2037 •		1	1
6.153% due 05/15/2037 - 09/15/2037 •		8	8

Ginnie Mae
3.500% due 01/15/2042 - 06/15/2045		215	200
5.000% due 08/15/2038 - 05/15/2039		31	31
5.250% due 11/20/2062 •		73	72
6.000% due 08/15/2037		14	15

U.S. Small Business Administration
4.430% due 05/01/2029		4	4
5.290% due 12/01/2027		1	1
6.220% due 12/01/2028		1	1

Uniform Mortgage-Backed Security
3.000% due 01/01/2027		87	85
3.500% due 09/01/2047 - 08/01/2048		2,174	1,982
4.000% due 07/01/2025 - 09/01/2025		3	3
4.500% due 01/01/2035 - 12/01/2053		7,729	7,368
5.000% due 02/01/2053 - 12/01/2053		2,552	2,491
5.500% due 01/01/2033 - 09/01/2041		302	309
6.000% due 07/01/2036 - 05/01/2041		101	103

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2054		100	90
4.500% due 04/01/2054		600	571
5.000% due 05/01/2054		4,600	4,490
5.500% due 05/01/2054		6,400	6,369

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 05/01/2054		$9,500	$9,585
6.500% due 04/01/2054		5,000	5,109

Total U.S. Government Agencies (Cost $40,449)			40,405

U.S. TREASURY OBLIGATIONS 6.3%

U.S. Treasury Bonds
4.125% due 08/15/2053		1,600	1,538

U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2024		3,636	3,641
0.125% due 10/15/2024		2,524	2,509
0.125% due 04/15/2025		478	466
0.250% due 01/15/2025		3,255	3,199
1.125% due 01/15/2033		311	291

U.S. Treasury Notes
3.875% due 05/15/2043		2,100	1,939

Total U.S. Treasury Obligations (Cost $13,650)			13,583

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.4%

American Home Mortgage Assets Trust
5.634% due 10/25/2046 •		1,962	1,034

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	729	921

BCAP LLC Trust
4.799% due 03/27/2037 ~		$144	118

Bear Stearns ALT-A Trust
4.140% due 11/25/2035 ~		933	811
5.764% due 02/25/2034 •		6	5
5.764% due 06/25/2046 •		226	198
5.784% due 04/25/2037 •		190	164

ChaseFlex Trust
6.044% due 07/25/2037 •		890	743

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.674% due 07/25/2036 «•		71	63

Citigroup Mortgage Loan Trust
4.809% due 06/25/2036 ~		18	16
6.170% due 09/25/2062 þ		972	973

Countrywide Alternative Loan Trust
4.459% due 03/25/2047 •		990	862
5.764% due 02/25/2047 •		7	6
5.794% due 05/25/2037 •		546	181
5.804% due 05/25/2047 •		43	39
5.924% due 08/25/2047 •		716	627
6.000% due 12/25/2034		544	482
6.089% due 02/25/2036 •		5	4

Countrywide Home Loan Mortgage Pass-Through Trust
4.706% due 11/25/2034 ~		2	1

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.215% due 11/25/2061 ~		91	89

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.744% due 03/25/2037 •		252	222

First Horizon Mortgage Pass-Through Trust
5.669% due 11/25/2037 ~		67	51

GS Mortgage Securities Corp. Trust
8.726% due 08/15/2039 •		1,400	1,409

GSR Mortgage Loan Trust
6.000% due 03/25/2037		1	1
6.112% due 09/25/2035 ~		3	3
6.250% due 10/25/2036		75	67

IndyMac INDX Mortgage Loan Trust
5.844% due 11/25/2046 •		561	509
5.984% due 10/25/2036 •		144	59

InTown Mortgage Trust
8.611% due 08/15/2039 •		1,300	1,310

JP Morgan Mortgage Trust
4.661% due 08/25/2034 «~		3	3
4.896% due 07/25/2035 ~		122	114

Luminent Mortgage Trust
5.844% due 10/25/2046 •		2,308	2,014

Merrill Lynch Mortgage Investors Trust
4.792% due 09/25/2035 ~		14	11

Morgan Stanley Mortgage Loan Trust
5.724% due 01/25/2036 •		262	139

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	59

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Mortgage Trust
5.250% due 07/25/2062 þ		$605	$591

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 þ		2	1

PRKCM Trust
6.584% due 09/25/2058 þ		629	634

Residential Accredit Loans, Inc. Trust
5.784% due 01/25/2037 •		204	172
5.814% due 08/25/2036 •		66	60
6.000% due 03/25/2037		677	559
6.449% due 09/25/2045 •		5	4

Structured Adjustable Rate Mortgage Loan Trust
5.744% due 02/25/2037 •		105	99

Structured Asset Mortgage Investments Trust
5.704% due 03/25/2037 •		3	1

Taurus U.K. DAC
6.071% due 05/17/2031 •	GBP	298	374

Towd Point Mortgage Trust
2.750% due 06/25/2057 ~		$623	598
3.750% due 05/25/2058 ~		444	428

Verus Securitization Trust
6.443% due 08/25/2068 þ		456	458

Wachovia Mortgage Loan Trust LLC
6.182% due 10/20/2035 ~		26	25

WaMu Mortgage Pass-Through Certificates Trust
3.398% due 01/25/2037 ~		43	35
4.384% due 08/25/2046 ~		303	265
6.009% due 09/25/2046 •		623	541
6.089% due 02/25/2046 •		13	11
6.289% due 11/25/2042 •		5	5

Total Non-Agency Mortgage-Backed Securities (Cost $18,402)			18,110

ASSET-BACKED SECURITIES 39.4%

ACE Securities Corp. Home Equity Loan Trust
5.724% due 07/25/2036 •		317	234
9.944% due 08/25/2040 •		691	631

ACHV ABS Trust
6.600% due 08/19/2030		10	10

Albacore Euro CLO Ltd.
4.974% due 10/18/2034 •	EUR	700	748

Ally Auto Receivables Trust
5.460% due 05/15/2028		$500	503
5.528% due 03/17/2025		1,000	1,000

American Credit Acceptance Receivables Trust
6.000% due 03/12/2027		352	352

American Express Credit Account Master Trust
4.870% due 05/15/2028		400	399

AmeriCredit Automobile Receivables Trust
6.190% due 04/19/2027		900	903

Arbor Realty Commercial Real Estate Notes Ltd.
7.725% due 05/15/2037 •		600	595
8.225% due 05/15/2037 •		600	597

AREIT LLC
7.569% due 06/17/2039 •		1,500	1,507
8.121% due 06/17/2039 •		1,300	1,306

Argent Securities Trust
5.744% due 07/25/2036 •		479	409
5.764% due 05/25/2036 •		2,809	690

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.804% due 01/25/2034 •		334	309

Avis Budget Rental Car Funding AESOP LLC
5.900% due 08/21/2028		400	408
6.120% due 04/20/2027		1,000	1,014

BA Credit Card Trust
4.790% due 05/15/2028		400	398
4.980% due 11/15/2028		1,000	1,003

Bank of America Auto Trust
5.830% due 05/15/2026		552	553

Bear Stearns Asset-Backed Securities Trust
5.764% due 08/25/2036 •		86	82

BMW Vehicle Owner Trust
5.470% due 02/25/2028		500	502

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BPCRE Ltd.
7.727% due 01/16/2037 •		$436	$436

Capital One Multi-Asset Execution Trust
2.800% due 03/15/2027		700	683

Capital One Prime Auto Receivables Trust
5.969% due 09/15/2025 •		109	110

Carlyle Euro CLO DAC
4.791% due 08/15/2032 •	EUR	700	749

CarMax Auto Owner Trust
5.300% due 03/15/2027		$800	800
6.219% due 12/15/2025 •		156	157

Carvana Auto Receivables Trust
4.600% due 07/15/2026		290	288
5.980% due 08/10/2026		438	438
6.410% due 09/10/2027		348	350

Chase Auto Owner Trust
5.480% due 04/26/2027		600	601

Chase Issuance Trust
4.720% due 01/15/2031		1,000	997

Citigroup Mortgage Loan Trust
5.764% due 09/25/2036 •		873	645

Citizens Auto Receivables Trust
5.110% due 04/17/2028		100	100
5.430% due 10/15/2026		200	200
6.130% due 07/15/2026		297	298
6.269% due 07/15/2026 •		297	298

Countrywide Asset-Backed Certificates Trust
4.668% due 01/25/2037 •		4,180	3,704
5.844% due 09/25/2047 •		322	298
5.924% due 03/25/2036 •		69	62
6.479% due 12/25/2035 •		770	746
6.509% due 07/25/2035 •		136	134

CPS Auto Receivables Trust
6.130% due 09/15/2026		414	414

CRB Securitization Trust
6.960% due 10/20/2033		633	638

CVC Cordatus Loan Fund DAC
4.570% due 09/15/2031 •	EUR	482	517
5.145% due 10/23/2034 •		498	538

DLLAA LLC
5.930% due 07/20/2026		$463	464

Drive Auto Receivables Trust
5.830% due 12/15/2026		600	601

DT Auto Owner Trust
6.290% due 08/16/2027		544	546

Ellington Loan Acquisition Trust
6.494% due 05/25/2037 •		317	309

Exeter Automobile Receivables Trust
5.600% due 08/17/2026		458	458
5.700% due 05/15/2026 (a)		500	500

Fifth Third Auto Trust
5.800% due 11/16/2026		271	271

Ford Credit Auto Lease Trust
5.240% due 07/15/2026		1,800	1,798

Fortress Credit Investments Ltd.
7.170% due 02/23/2039 •		1,559	1,559

Gallatin CLO Ltd.
7.226% due 07/15/2031 •		600	602

GECU Auto Receivables Trust
5.950% due 03/15/2027		455	455

GLS Auto Receivables Issuer Trust
5.570% due 02/16/2027		800	799
5.700% due 01/15/2027		365	365
6.040% due 03/15/2027		432	433

GLS Auto Select Receivables Trust
5.960% due 10/16/2028		300	303
6.270% due 08/16/2027		468	470

GM Financial Automobile Leasing Trust
5.769% due 01/20/2026 •		607	607

GM Financial Consumer Automobile Receivables Trust
4.850% due 12/18/2028		300	299
5.120% due 02/16/2027		600	599
5.450% due 06/16/2028		500	503
5.919% due 09/16/2025 •		117	117

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GMF Floorplan Owner Revolving Trust
2.900% due 04/15/2026		$800	$799

GSAMP Trust
5.514% due 12/25/2036 •		4	2
5.674% due 01/25/2037 •		902	738

Halseypoint CLO Ltd.
7.019% due 07/20/2031 •		300	301

Hertz Vehicle Financing LLC
5.490% due 06/25/2027		600	601

Honda Auto Receivables Owner Trust
5.710% due 03/18/2026		500	500

HSI Asset Securitization Corp. Trust
5.584% due 01/25/2037 •		453	337

Hyundai Auto Lease Securitization Trust
5.150% due 06/15/2026		2,000	1,997

Hyundai Auto Receivables Trust
4.990% due 02/15/2029		500	500
5.290% due 04/15/2027		500	500
5.480% due 04/17/2028		500	504

KKR CLO Ltd.
6.976% due 04/15/2031 •		400	400
7.160% due 07/18/2030 •		800	802

LCM LP
7.071% due 07/19/2027 •		700	702

Madison Park Funding Ltd.
6.477% due 07/23/2029 •		984	985

Man GLG Euro CLO DAC
1.970% due 10/15/2032	EUR	500	497
5.642% due 10/15/2032 •		1,000	1,058

Marlette Funding Trust
5.180% due 11/15/2032		$93	93
5.950% due 11/15/2032		300	300
6.070% due 04/15/2033		289	289

Master Credit Card Trust
6.169% due 01/21/2027 •		1,000	1,005

MASTR Asset-Backed Securities Trust
5.544% due 01/25/2037 •		5	2

Merrill Lynch Mortgage Investors Trust
5.744% due 08/25/2037 •		1,056	548
5.964% due 02/25/2037 •		1,903	558

MF1 Ltd.
7.076% due 02/19/2037 •		1,300	1,278

Morgan Stanley ABS Capital, Inc. Trust
5.574% due 01/25/2037 •		1,982	930
5.659% due 03/25/2037 •		1,487	587

Navient Private Education Refi Loan Trust
1.330% due 04/15/2069		541	489

NovaStar Mortgage Funding Trust
5.944% due 09/25/2036 •		1,061	457

Option One Mortgage Loan Trust
5.664% due 04/25/2037 •		700	472
5.664% due 05/25/2037 •		407	243
5.984% due 01/25/2036 •		814	740
6.224% due 02/25/2035 •		634	598

Pagaya AI Debt Selection Trust
4.970% due 01/15/2030		125	124
6.060% due 03/15/2030		508	508
7.179% due 04/15/2031		300	301

PRET LLC
1.744% due 07/25/2051 þ		335	325
2.487% due 10/25/2051 þ		552	542
5.240% due 04/25/2052 þ		523	516
8.497% due 10/25/2053 þ		1,055	1,062

Providus CLO DAC
4.692% due 07/15/2031 •	EUR	389	418

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		$207	70

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		212	203
4.320% due 09/25/2030		265	257
5.380% due 11/25/2030		332	330
7.130% due 01/26/2032		460	464

60	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Drive Auto Receivables Trust
5.810% due 01/15/2026		$35	$35
5.870% due 03/16/2026		335	335
5.930% due 07/17/2028		500	507
6.080% due 08/17/2026		395	396
6.180% due 02/16/2027		866	868

SBNA Auto Lease Trust
5.390% due 11/20/2026		900	900
5.450% due 01/20/2026		500	499

Securitized Asset-Backed Receivables LLC Trust
5.924% due 07/25/2036 •		303	123

SG Mortgage Securities Trust
5.804% due 02/25/2036 •		1,601	805

Shelter Growth CRE Issuer Ltd.
7.622% due 06/17/2037 •		986	987
8.519% due 06/17/2037 •		700	694

Soundview Home Loan Trust
5.524% due 06/25/2037 •		2	1
5.554% due 02/25/2037 •		1,430	396
5.654% due 06/25/2037 •		475	312
5.744% due 03/25/2037 •		99	92

Starwood Mortgage Trust
7.119% due 11/15/2038 •		2,000	1,925

Structured Asset Securities Corp. Mortgage Loan Trust
5.864% due 02/25/2037 •		268	259

TCI-Symphony CLO Ltd.
7.126% due 10/13/2032 •		1,000	1,003

Theorem Funding Trust
6.060% due 12/15/2028		210	209

TIAA CLO Ltd.
7.279% due 01/20/2032 •		1,600	1,604

Tralee CLO Ltd.
7.086% due 10/25/2032 •		400	401

Tricolor Auto Securitization Trust
6.610% due 10/15/2027		460	461

Upstart Securitization Trust
4.370% due 05/20/2032		54	54

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		111	108

Venture CLO Ltd.
6.979% due 07/30/2032 •		700	701
7.329% due 07/30/2032 •		800	800

Veros Auto Receivables Trust
7.120% due 11/15/2028		395	396

Volkswagen Auto Lease Trust
5.400% due 12/21/2026		1,100	1,102

WaMu Asset-Backed Certificates WaMu Trust
5.804% due 04/25/2037 •		4,136	1,578

Westlake Automobile Receivables Trust
5.960% due 10/15/2026		567	568
5.989% due 10/15/2026 •		567	568
6.230% due 01/15/2027		1,000	1,005

Total Asset-Backed Securities (Cost $88,443)			85,036

SOVEREIGN ISSUES 0.6%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (d)	BRL	4,200	818

Mexico Government International Bond
2.750% due 11/27/2031 (e)	MXN	5,195	269
3.000% due 12/03/2026 (e)		812	45
4.000% due 11/30/2028 (e)		1,786	103

Total Sovereign Issues (Cost $1,215)			1,235

		SHARES
COMMON STOCKS 2.6%

COMMUNICATION SERVICES 0.1%

Verizon Communications, Inc.		930	39

Walt Disney Co.		930	114

			153

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.4%

Amazon.com, Inc. (b)	930	$168

Home Depot, Inc.	930	357

McDonald’s Corp.	930	262

NIKE, Inc. ‘B’	930	87

		874

CONSUMER STAPLES 0.1%

Coca-Cola Co.	930	57

Procter & Gamble Co.	930	151

Walmart, Inc.	930	56

		264

ENERGY 0.1%

Chevron Corp.	930	146

FINANCIALS 0.6%

American Express Co.	930	212

Goldman Sachs Group, Inc.	930	388

JPMorgan Chase & Co.	930	186

Travelers Cos., Inc.	930	214

Visa, Inc. ‘A’	930	260

		1,260

HEALTH CARE 0.4%

Amgen, Inc.	930	264

Johnson & Johnson	930	147

Merck & Co., Inc.	930	123

UnitedHealth Group, Inc.	930	460

		994

INDUSTRIALS 0.4%

3M Co.	930	99

Boeing Co. (b)	930	179

Caterpillar, Inc.	930	341

Honeywell International, Inc.	930	191

		810

INFORMATION TECHNOLOGY 0.5%

Apple, Inc.	930	160

Cisco Systems, Inc.	930	46

Intel Corp.	930	41

International Business Machines Corp.	930	178

Microsoft Corp.	930	391

salesforce.com, Inc.	930	280

		1,096

MATERIALS 0.0%

Dow, Inc.	930	54

Total Common Stocks (Cost $5,493)		5,651

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 31.7%

COMMERCIAL PAPER 3.8%

Alimentation Couche-Tard, Inc.
5.540% due 04/12/2024	$250	249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Amcor Flexibles North America, Inc.
5.520% due 04/15/2024		$250	$249

American Electric Power Co., Inc.
5.560% due 04/22/2024		250	249
5.560% due 05/15/2024		250	248
5.580% due 05/01/2024		250	249

AT&T, Inc.
5.520% due 04/18/2024		400	399

Bacardi Martini BV
5.900% due 04/17/2024		250	249

Bank of Nova Scotia
5.128% due 05/01/2024	CAD	1,300	955
5.170% due 04/09/2024		200	147

Constellation Energy Generation LLC
5.500% due 04/02/2024		$250	250

Crown Castle, Inc.
5.830% due 04/16/2024		250	249
5.830% due 04/30/2024		250	249
5.850% due 05/02/2024		550	547

CVS Health Corp.
5.600% due 04/01/2024		250	250

Dominion Energy, Inc.
5.580% due 04/22/2024		250	249
5.600% due 04/23/2024		250	249

Enbridge U.S., Inc.
5.520% due 04/05/2024		250	250

Eversource Energy
5.600% due 04/12/2024		250	249

Intercontinental Exchange, Inc.
5.520% due 04/17/2024		250	249
5.540% due 04/24/2024		250	249

Keurig Dr Pepper, Inc.
5.520% due 04/17/2024		250	249
5.550% due 04/22/2024		250	249

National Grid North America, Inc.
5.520% due 04/26/2024		250	249

NextEra Energy Capital Holdings, Inc.
5.600% due 05/08/2024		250	248

Penske Truck Leasing Co. LP
5.500% due 04/03/2024		250	250

Phillips 66
5.550% due 04/04/2024		250	250

Royal Bank of Canada
5.129% due 05/01/2024	CAD	200	147

Toronto-Dominion Bank
5.042% due 04/26/2024		100	74
5.121% due 05/02/2024		200	147

VW Credit, Inc.
5.550% due 04/23/2024		$250	249

			8,146

REPURCHASE AGREEMENTS (h) 23.2%
			50,062

JAPAN TREASURY BILLS 4.7%
(0.086)% due 04/08/2024 - 07/01/2024 (c)(d)	JPY	1,540,000	10,174

Total Short-Term Instruments (Cost $68,636)			68,382

Total Investments in Securities (Cost $252,549)			248,490

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	61

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.3%

SHORT-TERM INSTRUMENTS 5.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.3%

PIMCO Short Asset Portfolio	1,172,204	$11,417

Total Short-Term Instruments (Cost $11,347)		11,417

Total Investments in Affiliates (Cost $11,347)		11,417

Total Investments 120.4% (Cost $263,896)		$259,907

Financial Derivative Instruments (i)(j) 5.2% (Cost or Premiums, net $4,163)		11,216

Other Assets and Liabilities, net (25.6)%		(55,191)

Net Assets 100.0%		$215,932

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Security did not produce income within the last twelve months.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$662	U.S. Treasury Notes 5.000% due 09/30/2025	$(675)	$662	$662
JPS	5.420	03/28/2024	04/01/2024	26,800	U.S. Treasury Notes 4.500% due 11/15/2033	(27,387)	26,800	26,816
SAL	5.420	04/01/2024	04/02/2024	22,600	U.S. Treasury Notes 0.375% due 11/30/2025	(23,281)	22,600	22,600

Total Repurchase Agreements						$(51,343)	$50,062	$50,078

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$662	$0	$0	$662	$(675)	$(13)
JPS	26,816	0	0	26,816	(27,387)	(571)
SAL	22,600	0	0	22,600	(23,281)	(681)

Total Borrowings and Other Financing Transactions	$50,078	$0	$0

(1)	Includes accrued interest.

62	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(28) at a weighted average interest rate of 5.320%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	2	$2	$(1)	$0
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	2	2	0	0
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	2	2	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	2	2	(1)	0

Total Written Options					$(3)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	110	$22,493	$(39)	$0	$(22)
U.S. Treasury 5-Year Note June Futures	06/2024	4	428	1	0	(1)
U.S. Treasury 10-Year Note June Futures	06/2024	95	10,526	40	0	(7)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	1	129	4	1	0

				$6	$1	$(30)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini DJIA Index June Futures	06/2024	28	$(5,625)	$(133)	$0	$(5)

Total Futures Contracts				$(127)	$1	$(35)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2028	0.595%	$	300	$(1)	$6	$5	$0	$0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	0.511	EUR	400	1	8	9	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204	$	400	5	3	8	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	0.493		470	93	(38)	55	0	0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825		625	75	26	101	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261		100	0	1	1	0	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	0.672	EUR	500	(5)	12	7	1	0

							$168	$18	$186	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-42 5-Year Index	5.000%	Quarterly	06/20/2029	$	900	$63	$3	$66	$0	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		300	4	3	7	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028		10,000	220	12	232	1	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029		27,100	612	9	621	2	0

						$899	$27	$926	$3	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	63

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	100	$(1)	$7	$6	$1	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/21/2034	JPY	780,000	(6)	(76)	(82)	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/18/2024		$4,560	(86)	204	118	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		14,800	219	182	401	13	0
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		4,180	(47)	4	(43)	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2026		5,800	57	7	64	7	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		11,900	(28)	107	79	18	0
Receive	1-Day USD-SOFR Compounded-OIS	3.650	Annual	05/31/2028		6,100	0	106	106	10	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		800	0	14	14	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.662	Annual	05/31/2028		6,230	0	105	105	11	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		200	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		800	(1)	14	13	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		4,100	37	(10)	27	6	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		14,700	1,527	1,068	2,595	17	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		6,100	399	114	513	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		1,100	82	(46)	36	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.860	Annual	02/21/2034		110	(1)	1	0	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		8,400	(117)	147	30	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/16/2051		4,600	886	1,198	2,084	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		300	70	37	107	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		1,550	84	188	272	0	(2)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	9,700	(10)	172	162	35	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	200	(1)	6	5	0	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		200	0	6	6	0	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		200	(1)	(3)	(4)	0	0
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		100	0	(2)	(2)	0	0
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		100	0	(2)	(2)	0	0
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		100	0	(1)	(1)	0	0
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		300	(1)	(1)	(2)	0	(1)
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		100	0	8	8	1	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		300	(1)	19	18	2	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		100	(1)	(5)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		100	0	(5)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		100	0	(6)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		100	0	(5)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		200	(1)	(6)	(7)	0	(1)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		200	(1)	(4)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		200	(1)	0	(1)	0	(1)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		100	0	2	2	1	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		100	0	2	2	1	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		100	0	(1)	(1)	0	(1)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		2,900	48	18	66	17	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		1,400	(73)	2	(71)	0	(17)
Pay	CAONREPO Index	4.177	Semi-Annual	03/20/2026	CAD	7,800	0	(4)	(4)	0	(4)
Receive	CPURNSA	2.452	Maturity	07/20/2052		$1,000	0	24	24	2	0

							$3,031	$3,581	$6,612	$158	$(56)

Total Swap Agreements							$4,098	$3,626	$7,724	$162	$(56)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1	$162	$163		$(1)	$(35)	$(56)	$(92)

Cash of $5,468 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

64	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2024	DKK	707		$103	$1	$0
	04/2024	EUR	3,548		3,843	15	0
	04/2024	IDR	681,472		43	0	0
	04/2024	JPY	148,040		980	2	0
	04/2024	KRW	35,289		26	0	0
	04/2024		$5,157	EUR	4,750	0	(33)
	05/2024	EUR	4,750		$5,163	33	0
	05/2024		$612	DKK	4,195	0	(4)
	05/2024		980	JPY	147,367	0	(2)
	06/2024	KRW	129,602		$100	3	0
	06/2024	TWD	3,105		101	4	0

BPS	04/2024	AUD	337		219	0	0
	04/2024	BRL	2,027		406	2	0
	04/2024	CNH	2,847		397	4	0
	04/2024	EUR	1,202		1,304	7	0
	04/2024	GBP	1,151		1,461	8	0
	04/2024	IDR	1,402,036		88	0	0
	04/2024	KRW	96,852		72	0	0
	04/2024		$407	BRL	2,027	0	(3)
	04/2024		145	CNH	1,052	0	0
	05/2024	BRL	1,057		$211	1	0
	05/2024	CNH	1,050		145	0	0
	05/2024	TWD	14,069		455	15	0
	05/2024		$777	DKK	5,341	0	(3)
	06/2024	KRW	458,142		$351	10	0
	06/2024	TWD	76,436		2,470	72	0
	06/2024		$111	IDR	1,747,526	0	(1)
	06/2024		762	INR	63,456	0	(3)
	07/2024	BRL	979		$195	1	0

BRC	04/2024	CNH	3,967		552	5	0
	04/2024	HKD	139		18	0	0
	04/2024	IDR	489,023		31	0	0
	05/2024	GBP	1,151		1,456	3	0
	06/2024	KRW	535,186		410	12	0
	06/2024	MXN	21		1	0	0
	07/2024	JPY	320,000		2,143	0	0

BSH	07/2024	BRL	2,300		456	1	0

CBK	04/2024		2,420		492	10	0
	04/2024	CAD	121		89	0	0
	04/2024	CNH	3,825		532	5	0
	04/2024		$225	AUD	345	0	0
	04/2024		485	BRL	2,420	0	(2)
	04/2024		186	CHF	164	0	(4)
	04/2024		170	SEK	1,760	0	(6)
	05/2024	CAD	400		$298	2	0
	05/2024		$1,359	BRL	6,805	0	(6)
	06/2024	KRW	263,357		$202	6	0
	06/2024		$49	IDR	778,599	0	0

DUB	04/2024	BRL	412		$83	1	0
	04/2024	IDR	1,952,839		123	0	0
	04/2024		$83	BRL	412	0	0
	05/2024		344		1,708	0	(5)
	06/2024	KRW	510,516		$392	12	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	65

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2024		$483	DKK	3,327	$0	$(1)
	06/2024	IDR	1,571,358		$100	1	0
	06/2024		$472	MXN	7,955	1	(1)
	07/2024	BRL	1,300		$262	6	0
	04/2025	DKK	3,400		503	1	0

JPM	04/2024	BRL	2,089		418	2	0
	04/2024	CAD	7,413		5,493	21	0
	04/2024	KRW	69,112		52	0	0
	04/2024		$427	BRL	2,089	0	(11)
	06/2024	IDR	791,356		$50	0	0
	06/2024	KRW	888,572		681	20	0
	06/2024	TWD	4,482		145	4	0
	06/2024		$607	IDR	9,591,384	0	(4)
	06/2024		116	INR	9,652	0	(1)
	06/2024		1,690	MXN	28,699	15	0
	07/2024	BRL	881		$177	3	0

MBC	04/2024		121		24	0	0
	04/2024	CNH	5,881		819	8	0
	04/2024	IDR	235,056		15	0	0
	04/2024		$24	BRL	121	0	0
	04/2024		5,409	CAD	7,335	7	0
	05/2024	CAD	7,332		$5,409	0	(7)
	05/2024	DKK	9,600		1,392	2	0
	05/2024		$91	ZAR	1,727	0	0
	06/2024		77	INR	6,450	0	0

MYI	04/2024	BRL	121		$24	0	0
	04/2024	CAD	100		74	0	0
	04/2024	CNH	2,730		382	5	0
	04/2024	JPY	675,900		4,691	220	0
	04/2024	SEK	1,167		113	5	0
	04/2024		$24	BRL	121	0	0
	04/2024		524	DKK	3,619	0	(1)
	05/2024	CAD	1,300		$972	12	0
	05/2024		$133	JPY	20,000	0	0
	06/2024	KRW	293,272		$225	7	0
	06/2024	TWD	2,063		66	1	0
	06/2024		$262	IDR	4,099,050	0	(5)
	06/2024		22	INR	1,782	0	0
	04/2025	DKK	3,700		$546	0	0

RBC	04/2024		84		12	0	0
	04/2024		$4	MXN	63	0	0
	06/2024		148		2,492	1	0

SCX	04/2024	CNH	11,896		$1,655	16	0
	04/2024		$1,650	JPY	244,538	0	(35)
	06/2024	KRW	316,230		$241	6	0
	06/2024		$216	IDR	3,407,103	0	(2)
	06/2024		1,215	INR	101,122	0	(5)

SSB	06/2024	KRW	102,733		$78	1	0
	06/2024	TWD	2,650		85	2	0
	06/2024		$66	IDR	1,038,091	0	(1)

TOR	04/2024	CHF	164		$183	1	0
	04/2024	HKD	447		57	0	0
	05/2024		$155	CHF	139	0	0

UAG	04/2024	CAD	200		$148	1	0
	04/2024		$147	CAD	200	0	0
	04/2024		492	DKK	3,400	0	0
	04/2024		2,104	ZAR	39,407	0	(26)
	06/2024	JPY	640,000		$4,376	94	0
	04/2025	DKK	3,400		502	0	0

Total Forward Foreign Currency Contracts						$698	$(172)

66	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	07/17/2024	10,400	$5	$8

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/17/2024	10,500	6	9
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	01/13/2025	10,500	9	17

Total Purchased Options							$20	$34

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	300	$(1)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	100	0	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	200	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	200	0	0

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	300	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	400	(1)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	400	(1)	(1)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	200	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	200	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	100	0	0

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	100	0	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	300	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	400	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	400	(2)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	200	(1)	0

Total Written Options							$(21)	$(10)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	0.318%	EUR	300	$69	$(43)	$26	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	67

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	NDDUEAFE Index	171	5.300% (1-Month USD-LIBOR less a specified spread)	Monthly	05/08/2024	$1,406	$0	$(6)	$0	$(6)
	Receive	NDDUEAFE Index	18,300	5.395% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/04/2024	134,893	0	10,825	10,825	0

MYI	Receive	NDDUEAFE Index	1,933	5.355% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/05/2024	15,899	0	(64)	0	(64)
	Receive	NDDUEAFE Index	3,372	5.365% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/12/2024	27,736	0	(112)	0	(112)

UAG	Receive	NDDUEAFE Index	577	5.300% (1-Month USD-LIBOR less a specified spread)	Monthly	05/08/2024	4,746	0	(13)	0	(13)
	Receive	NDDUEAFE Index	1,809	5.390% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/10/2024	14,880	0	(61)	0	(61)

								$0	$10,569	$10,825	$(256)

Total Swap Agreements								$69	$10,526	$10,851	$(256)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$58	$0	$0	$58	$(39)	$0	$0	$(39)	$19	$0	$19
BPS	120	0	0	120	(10)	0	0	(10)	110	0	110
BRC	20	0	0	20	0	0	0	0	20	0	20
BSH	1	0	0	1	0	0	0	0	1	0	1
CBK	23	0	0	23	(18)	(2)	0	(20)	3	0	3
DUB	13	0	0	13	(5)	0	0	(5)	8	0	8
FAR	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
GLM	9	8	0	17	(2)	(3)	0	(5)	12	0	12
JPM	65	0	10,851	10,916	(16)	0	(6)	(22)	10,894	(11,101)	(207)
MBC	17	0	0	17	(7)	0	0	(7)	10	0	10
MYC	0	26	0	26	0	(1)	0	(1)	25	0	25
MYI	250	0	0	250	(6)	0	(176)	(182)	68	(1,526)	(1,458)
RBC	1	0	0	1	0	0	0	0	1	0	1
SCX	22	0	0	22	(42)	0	0	(42)	(20)	0	(20)
SSB	3	0	0	3	(1)	0	0	(1)	2	0	2
TOR	1	0	0	1	0	0	0	0	1	0	1
UAG	95	0	0	95	(26)	0	(74)	(100)	(5)	(530)	(535)

Total Over the Counter	$698	$34	$10,851	$11,583	$(172)	$(10)	$(256)	$(438)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

68	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	4	0	0	158	162

	$0	$4	$0	$0	$159	$163

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$698	$0	$698
Purchased Options	0	0	0	0	34	34
Swap Agreements	0	26	10,825	0	0	10,851

	$0	$26	$10,825	$698	$34	$11,583

	$0	$30	$10,825	$698	$193	$11,746

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	5	0	30	35
Swap Agreements	0	0	0	0	56	56

	$0	$0	$5	$0	$87	$92

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$172	$0	$172
Written Options	0	0	0	0	10	10
Swap Agreements	0	0	256	0	0	256

	$0	$0	$256	$172	$10	$438

	$0	$0	$261	$172	$97	$530

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$12	$12
Futures	0	0	(152)	0	(300)	(452)
Swap Agreements	0	293	0	0	(2,269)	(1,976)

	$0	$293	$(152)	$0	$(2,557)	$(2,416)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,347	$0	$1,347
Written Options	0	0	0	0	124	124
Swap Agreements	0	16	24,060	0	0	24,076

	$0	$16	$24,060	$1,347	$124	$25,547

	$0	$309	$23,908	$1,347	$(2,433)	$23,131

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	69

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)	March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	(206)	0	566	360
Swap Agreements	0	150	0	0	3,427	3,577

	$0	$150	$(206)	$0	$3,995	$3,939

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$342	$0	$342
Purchased Options	0	0	0	0	13	13
Written Options	0	0	0	0	11	11
Swap Agreements	0	(9)	(6,404)	0	0	(6,413)

	$0	$(9)	$(6,404)	$342	$24	$(6,047)

	$0	$141	$(6,610)	$342	$4,019	$(2,108)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$13,194	$0	$13,194
Industrials	0	1,690	0	1,690
Utilities	0	1,204	0	1,204
U.S. Government Agencies	0	40,405	0	40,405
U.S. Treasury Obligations	0	13,583	0	13,583
Non-Agency Mortgage-Backed Securities	0	18,044	66	18,110
Asset-Backed Securities	0	85,036	0	85,036
Sovereign Issues	0	1,235	0	1,235
Common Stocks
Communication Services	153	0	0	153
Consumer Discretionary	874	0	0	874
Consumer Staples	264	0	0	264
Energy	146	0	0	146
Financials	1,260	0	0	1,260
Health Care	994	0	0	994
Industrials	810	0	0	810
Information Technology	1,096	0	0	1,096
Materials	54	0	0	54
Short-Term Instruments
Commercial Paper	0	8,146	0	8,146
Repurchase Agreements	0	50,062	0	50,062
Japan Treasury Bills	0	10,174	0	10,174

	$5,651	$242,773	$66	$248,490

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$11,417	$0	$0	$11,417

Total Investments	$17,068	$242,773	$66	$259,907

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	163	0	163
Over the counter	0	11,583	0	11,583

	$0	$11,746	$0	$11,746

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(87)	0	(92)
Over the counter	0	(438)	0	(438)

	$(5)	$(525)	$0	$(530)

Total Financial Derivative Instruments	$(5)	$11,221	$0	$11,216

Totals	$17,063	$253,994	$66	$271,123

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

70	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.6%

CORPORATE BONDS & NOTES 8.7%

BANKING & FINANCE 6.6%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$200	$198
3.000% due 10/29/2028		1,000	905
3.300% due 01/30/2032		1,000	858

American Honda Finance Corp.
5.000% due 05/23/2025		5,300	5,279
5.904% due 02/12/2025 •		5,200	5,210

Bank of America Corp.
5.933% due 09/15/2027 •		7,300	7,400
6.695% (SOFRRATE + 1.330%) due 04/02/2026 ~		2,400	2,419

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025 ~		3,600	3,619

Barclays PLC
3.650% due 03/16/2025		400	392
3.932% due 05/07/2025 •		900	898
4.375% due 01/12/2026		1,300	1,276
4.375% due 03/15/2028 •(g)(h)		200	164
4.972% due 05/16/2029 •		1,400	1,372
5.501% due 08/09/2028 •		200	199

BPCE SA
5.203% due 01/18/2027		250	251

Citibank NA
5.488% due 12/04/2026		4,300	4,347

Credit Suisse AG AT1 Claim		11,100	1,278

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	100	104

Equitable Holdings, Inc.
4.350% due 04/20/2028		$2,235	2,167

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	2,000	2,065

Ford Motor Credit Co. LLC
2.900% due 02/16/2028		$200	181
3.375% due 11/13/2025		500	481
3.815% due 11/02/2027		200	187
4.063% due 11/01/2024		200	198
4.125% due 08/17/2027		600	570
4.271% due 01/09/2027		200	192
4.542% due 08/01/2026		400	388
5.800% due 03/05/2027		1,800	1,807
5.800% due 03/08/2029		1,300	1,306
6.950% due 06/10/2026		200	204

Goldman Sachs Bank USA
5.283% due 03/18/2027 •		500	500

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •		1,600	1,581
3.500% due 11/16/2026		1,200	1,152
5.798% due 08/10/2026 •		7,200	7,225
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		1,400	1,406
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~		5,500	5,630

HSBC Holdings PLC
2.848% due 06/04/2031 •		600	518
4.292% due 09/12/2026 •		1,300	1,277
4.300% due 03/08/2026		1,000	982
5.887% due 08/14/2027 •		600	605

ING Groep NV
4.250% due 05/16/2031 •(g)(h)		600	457

Jackson National Life Global Funding
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~		3,250	3,256

JPMorgan Chase & Co.
1.040% due 02/04/2027 •		1,200	1,111
1.578% due 04/22/2027 •		1,900	1,762
2.083% due 04/22/2026 •		200	193
3.782% due 02/01/2028 •		900	867
3.960% due 01/29/2027 •		1,800	1,758
5.040% due 01/23/2028 •		2,500	2,492
6.070% due 10/22/2027 •		100	102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Bank NA
5.110% due 12/08/2026		$7,000	$7,022

Morgan Stanley
1.512% due 07/20/2027 •		3,700	3,397
2.188% due 04/28/2026 •		2,400	2,316
4.585% (EUR003M + 0.650%) due 03/19/2027 ~	EUR	3,900	4,218
6.296% due 10/18/2028 •		$1,000	1,035

Morgan Stanley Bank NA
5.882% due 10/30/2026		5,000	5,098

NatWest Group PLC
4.445% due 05/08/2030 •		400	381
4.800% due 04/05/2026		1,100	1,088
4.892% due 05/18/2029 •		2,600	2,546

Nomura Holdings, Inc.
1.851% due 07/16/2025		2,300	2,192
2.679% due 07/16/2030		1,900	1,629

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	13,285	1,551

Nykredit Realkredit AS
1.000% due 04/01/2025		58,080	8,211
1.500% due 10/01/2052		60,311	7,037

Realkredit Danmark AS
1.000% due 04/01/2025		66,700	9,431
1.500% due 10/01/2053		19,624	2,290

Royal Bank of Canada
4.875% due 01/19/2027		$5,600	5,590

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		4,600	3,872

Ter Finance Jersey Ltd.
0.000% due 01/02/2025 «(e)		2,200	2,079

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •		5,300	5,307

UBS AG
5.125% due 05/15/2024 (h)		1,100	1,098

UBS Group AG
4.751% due 05/12/2028 •		6,800	6,665

VICI Properties LP
5.750% due 04/01/2034		200	198

Wells Fargo & Co.
2.393% due 06/02/2028 •		2,595	2,376
2.406% due 10/30/2025 •		5,000	4,905
3.196% due 06/17/2027 •		2,500	2,388

Wells Fargo Bank NA
6.152% (SOFRRATE + 0.800%) due 08/01/2025 ~		2,000	2,010

Weyerhaeuser Co.
4.000% due 04/15/2030		3,886	3,674

			178,393

INDUSTRIALS 1.7%

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		2,000	1,802

Carrier Global Corp.
4.375% due 05/29/2025	EUR	1,100	1,193

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		$1,200	1,117

CVS Health Corp.
3.750% due 04/01/2030		2,332	2,174

DAE Funding LLC
2.625% due 03/20/2025		1,000	970
3.375% due 03/20/2028		1,100	1,017

Hyatt Hotels Corp.
1.800% due 10/01/2024		3,400	3,329

Hyundai Capital America
6.503% due 08/04/2025 •		5,300	5,331

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		3,200	3,198

Imperial Brands Finance PLC
3.125% due 07/26/2024		300	297
3.500% due 07/26/2026		400	382

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,400	$3,562

InterContinental Hotels Group PLC
2.125% due 05/15/2027		800	829

MPLX LP
2.650% due 08/15/2030		$1,500	1,291

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		2,200	2,122
4.345% due 09/17/2027		2,800	2,663
4.810% due 09/17/2030		800	748

Perrigo Finance Unlimited Co.
4.650% due 06/15/2030		1,500	1,380

Sands China Ltd.
2.850% due 03/08/2029		200	174
5.125% due 08/08/2025		5,000	4,936
5.400% due 08/08/2028		3,600	3,533

Southern Co.
3.700% due 04/30/2030		3,595	3,335

T-Mobile USA, Inc.
2.700% due 03/15/2032		1,500	1,262

			46,645

UTILITIES 0.4%

Electricite de France SA
5.700% due 05/23/2028		1,800	1,827

Pacific Gas & Electric Co.
3.000% due 06/15/2028		1,000	914
4.550% due 07/01/2030		1,400	1,331

Southern California Edison Co.
4.875% due 02/01/2027		2,200	2,194
5.150% due 06/01/2029		3,600	3,616

			9,882

Total Corporate Bonds & Notes (Cost $240,339)			234,920

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035		1,265	1,458

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046		710	656

			2,114

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035		3,000	3,251

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039		95	106

Total Municipal Bonds & Notes (Cost $5,135)			5,471

U.S. GOVERNMENT AGENCIES 18.2%

Fannie Mae
5.555% due 08/01/2035 •		61	61
5.765% due 03/25/2036 •		30	30
5.785% due 09/25/2042 •		64	63
5.903% due 07/01/2032 •		6	6
5.908% due 10/01/2035 •		31	31
5.953% due 07/01/2035 •		7	7
5.999% due 02/01/2034 •		12	12
6.047% due 03/01/2036 •		33	32
6.175% due 02/01/2035 •		9	10
6.300% due 10/01/2035 •		14	14
6.394% due 11/01/2034 •		22	23

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	71

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
4.000% due 01/01/2048		$40	$38
5.585% due 09/01/2035 •		8	8
5.833% due 11/15/2043 •		673	665
6.289% due 10/25/2044 •		16	15
6.489% due 07/25/2044 •		70	65

Ginnie Mae
3.500% due 02/15/2045 - 03/15/2045		1,559	1,452
3.750% (H15T1Y + 1.500%) due 11/20/2024 ~		1	1
5.964% due 08/20/2062 •		257	257

Ginnie Mae, TBA
5.000% due 05/01/2054		9,600	9,438

U.S. International Development Finance Corp.
4.140% due 05/15/2030		598	585

Uniform Mortgage-Backed Security
3.000% due 12/01/2026 - 12/01/2032		7,176	6,762
3.500% due 04/01/2048		1,601	1,460
4.000% due 10/01/2030		31	31
4.500% due 02/01/2051 - 09/01/2053		88,607	84,423
5.000% due 02/01/2053 - 12/01/2053		34,809	33,974
5.500% due 09/01/2027		1	1

Uniform Mortgage-Backed Security, TBA
5.000% due 04/01/2054 - 05/01/2054		64,150	62,610
5.500% due 05/01/2054		95,000	94,536
6.000% due 04/01/2054 - 05/01/2054		113,600	114,621
6.500% due 04/01/2054		80,150	81,895

Total U.S. Government Agencies (Cost $488,538)			493,126

U.S. TREASURY OBLIGATIONS 6.4%

U.S. Treasury Bonds
3.000% due 08/15/2048		874	683

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2024 (k)		22,986	23,015
0.125% due 10/15/2024		49,398	49,094
0.125% due 04/15/2025 (k)		4,656	4,541
0.250% due 01/15/2025		35,412	34,810
0.625% due 07/15/2032		9,976	9,051
0.625% due 02/15/2043		1,694	1,302
0.750% due 02/15/2045		2,750	2,113
1.000% due 02/15/2046		7,260	5,820
1.000% due 02/15/2048		481	380

U.S. Treasury Notes
0.375% due 12/31/2025 (k)		5,400	5,009
0.500% due 02/28/2026 (k)		22,100	20,430
2.625% due 12/31/2025 (k)		3,058	2,951
3.000% due 10/31/2025 (k)		15,086	14,679

Total U.S. Treasury Obligations (Cost $179,949)			173,878

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.2%

American Home Mortgage Assets Trust
5.634% due 05/25/2046 •		295	246
5.654% due 10/25/2046 •		144	76

Angel Oak Mortgage Trust
5.985% due 01/25/2069 þ		2,972	2,965

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	7,839	9,896

Banc of America Funding Trust
5.214% due 01/20/2047 ~		$9	8
5.823% due 10/20/2036 •		176	130

Bear Stearns ALT-A Trust
4.172% due 08/25/2036 ~		325	219
5.138% due 05/25/2035 ~		35	33
5.208% due 07/25/2035 ~		1,672	1,109

BINOM Securitization Trust
4.441% due 08/25/2057 ~		5,564	5,318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Home Lending Mortgage Trust
3.250% due 03/25/2063 ~	$5,639	$4,999
3.250% due 09/25/2063 ~	4,957	4,367
3.250% due 03/25/2064 ~	4,569	3,941

CIM Trust
5.500% due 08/25/2064 ~	9,454	9,447

Citigroup Mortgage Loan Trust
4.496% due 09/25/2037 ~	1,577	1,406
5.764% due 01/25/2037 •	2,969	2,499
6.170% due 09/25/2062 þ	8,044	8,049

Countrywide Alternative Loan Trust
2.991% due 06/25/2037 «~	174	133
5.500% due 05/25/2035 •	836	637
5.653% due 07/20/2046 •	224	179
5.863% due 03/20/2046 •	398	328
7.139% due 10/20/2035 •	149	103

Countrywide Home Loan Mortgage Pass-Through Trust
6.024% due 04/25/2035 •	36	33
6.084% due 03/25/2035 •	24	22

Credit Suisse First Boston Mortgage Securities Corp.
4.921% due 06/25/2033 «~	11	10

Credit Suisse Mortgage Capital Certificates
5.744% due 01/27/2037 •	729	481

Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.926% due 07/27/2061 ~	3,452	3,317
2.000% due 01/25/2060 ~	6,798	5,875
3.904% due 04/25/2062 ~	1,710	1,599

Cross Mortgage Trust
6.093% due 04/25/2069 þ	3,200	3,212

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.944% due 02/25/2035 «•	157	148

Downey Savings & Loan Association Mortgage Loan Trust
5.954% due 08/19/2045 •	110	92
6.143% due 07/19/2044 ~	8	8

First Horizon Alternative Mortgage Securities Trust
5.266% due 03/25/2035 ~	27	17

GreenPoint Mortgage Funding Trust
5.804% due 01/25/2037 •	4,267	3,740

GSMSC Resecuritization Trust
5.885% due 12/26/2036 •	2,497	1,612

GSR Mortgage Loan Trust
5.063% due 09/25/2035 ~	11	10

HarborView Mortgage Loan Trust
5.661% due 07/19/2047 •	4,680	4,305
5.921% due 12/19/2036 •	4,240	3,986

HomeBanc Mortgage Trust
4.125% due 04/25/2037 ~	228	201

IndyMac IMSC Mortgage Loan Trust
5.594% due 03/25/2047 •	11,530	7,624

IndyMac INDX Mortgage Loan Trust
4.691% due 12/25/2034 ~	5	5
5.744% due 06/25/2037 •	149	54
5.864% due 05/25/2046 •	394	343
6.224% due 05/25/2034 «•	2	2

JP Morgan Alternative Loan Trust
6.000% due 12/27/2036	1,792	939

JP Morgan Chase Commercial Mortgage Securities Trust
6.432% due 04/15/2037 •	6,053	5,585
6.823% due 12/15/2031 •	943	799

JP Morgan Mortgage Trust
5.315% due 02/25/2035 «~	6	5
6.000% due 01/25/2036 «	253	117

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ	1,597	1,550

Lehman XS Trust
5.844% due 09/25/2046 •	5,365	4,852

MASTR Adjustable Rate Mortgages Trust
5.889% due 12/25/2046 •	5,510	4,029

Merrill Lynch Alternative Note Asset Trust
5.634% due 07/25/2047 •	2,196	1,961

MFA Trust
1.131% due 07/25/2060 ~	4,315	3,820
4.400% due 03/25/2068 þ	3,812	3,702

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		$1,561	$1,483

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		3,121	2,943
6.864% due 10/25/2063 þ		8,486	8,592

OBX Trust
3.524% due 04/25/2053 ~		5,985	5,746
5.949% due 02/25/2063 þ		3,981	3,968
6.113% due 03/25/2063 þ		3,098	3,100
6.567% due 06/25/2063 þ		3,188	3,219

ONE Park Mortgage Trust
6.139% due 03/15/2036 •		2,800	2,733

PRET LLC
3.900% due 10/25/2063 ~		800	753
7.021% due 02/25/2054 þ		3,416	3,408

PRKCM Trust
6.333% due 03/25/2059 þ		3,345	3,353

PRPM LLC
4.200% due 12/25/2064 ~		2,484	2,386
6.959% due 02/25/2029 þ		3,847	3,852

Residential Accredit Loans, Inc. Trust
5.000% due 09/25/2036 «		122	90
5.744% due 02/25/2047 •		1,671	1,446
5.764% due 01/25/2037 •		3,603	3,081
5.784% due 01/25/2037 •		2,135	1,800
5.814% due 12/25/2036 «•		55	46
6.000% due 03/25/2037		1,469	1,213
6.325% due 09/25/2034 ~		1,306	1,274
6.421% due 11/25/2037 ~		3,862	3,077

Residential Asset Securitization Trust
5.500% due 09/25/2035		2,580	1,262
5.794% due 10/25/2048 «•		3	3

Stratton Mortgage Funding PLC
0.000% due 06/20/2060 •	GBP	2,300	2,912

Structured Adjustable Rate Mortgage Loan Trust
6.489% due 01/25/2035 •		$48	41

Structured Asset Mortgage Investments Trust
5.564% due 08/25/2036 •		4,134	3,517
5.824% due 07/25/2046 •		1,556	1,179
5.884% due 05/25/2036 •		62	49
5.884% due 05/25/2046 •		319	110
5.941% due 07/19/2035 •		25	23
6.004% due 02/25/2036 •		85	69
6.538% due 02/25/2036 •		355	296

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
7.620% due 06/25/2033 «~		2	2

Taurus U.K. DAC
6.071% due 05/17/2031 •	GBP	695	873

Towd Point Mortgage Funding
6.572% due 07/20/2045 •		10,024	12,659

Towd Point Mortgage Trust
6.444% due 10/25/2059 •		$1,451	1,463

Verus Securitization Trust
5.811% due 05/25/2068 þ		1,417	1,410
6.665% due 09/25/2068 þ		4,996	5,044

WaMu Mortgage Pass-Through Certificates Trust
6.024% due 10/25/2045 •		287	275
6.024% due 12/25/2045 •		5,984	5,247
6.064% due 01/25/2045 •		12	12
6.084% due 01/25/2045 •		17	16
6.089% due 02/25/2046 •		3,500	3,059

Washington Mutual Mortgage Pass-Through Certificates Trust
5.919% due 11/25/2046 •		1,897	1,546
5.939% due 10/25/2046 •		2,833	2,237

Total Non-Agency Mortgage-Backed Securities (Cost $224,787)			221,010

ASSET-BACKED SECURITIES 35.0%

Aames Mortgage Investment Trust
6.434% due 07/25/2035 •		678	679
7.469% due 01/25/2035 •		1,503	1,415

72	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ACE Securities Corp. Home Equity Loan Trust
5.684% due 12/25/2036 •		$10,300	$5,366
5.764% due 03/25/2037 •		3,632	1,591

ACHV ABS Trust
6.810% due 11/25/2030		868	869
7.240% due 11/25/2030		1,500	1,513

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
6.149% due 10/25/2035 •		7,543	7,009

Albacore Euro CLO Ltd.
4.974% due 10/18/2034 •	EUR	8,400	8,975

Ally Auto Receivables Trust
5.528% due 03/17/2025		$11,400	11,402

American Express Credit Account Master Trust
4.870% due 05/15/2028		5,200	5,192

AmeriCredit Automobile Receivables Trust
6.190% due 04/19/2027		9,634	9,666

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.464% due 10/25/2034 •		534	527
6.569% due 11/25/2034 •		2,887	2,701

Apidos CLO
6.460% due 07/18/2029 •		1,813	1,817

Arbor Realty Commercial Real Estate Notes Ltd.
7.725% due 05/15/2037 •		3,400	3,370
8.225% due 05/15/2037 •		3,400	3,380

AREIT LLC
7.569% due 06/17/2039 •		8,400	8,437
8.121% due 06/17/2039 •		7,461	7,496

Ares CLO Ltd.
6.637% due 04/17/2033 •		6,800	6,800

Ares European CLO DAC
4.820% due 04/20/2032 •	EUR	4,600	4,932

Argent Mortgage Loan Trust
5.924% due 05/25/2035 •		$1,889	1,662

Asset-Backed Securities Corp. Home Equity Loan Trust
6.539% due 02/25/2035 •		476	488

Aurium CLO DAC
4.672% due 01/16/2031 •	EUR	9,073	9,763

Avis Budget Rental Car Funding AESOP LLC
2.360% due 03/20/2026		$7,143	6,974
3.350% due 09/22/2025		300	298
5.900% due 08/21/2028		4,300	4,384
6.120% due 04/20/2027		10,800	10,947

BA Credit Card Trust
4.790% due 05/15/2028		5,400	5,379
4.980% due 11/15/2028		11,000	11,035

Bank of America Auto Trust
5.830% due 05/15/2026		5,916	5,922

Bayview Opportunity Master Fund Trust
5.660% due 03/15/2028		1,100	1,102
5.670% due 04/15/2027		2,000	2,000

Bear Stearns Asset-Backed Securities Trust
5.724% due 10/25/2036 ~		108	107
6.119% due 08/25/2036 •		1,051	1,043

BHG Securitization Trust
5.320% due 10/17/2035		1,785	1,779

BNPP AM Euro CLO DAC
4.790% due 07/22/2032 •	EUR	6,000	6,412

Bridgecrest Lending Auto Securitization Trust
5.530% due 01/18/2028		$600	599
5.820% due 09/15/2026		500	500

Capital Four U.S. CLO Ltd.
7.494% due 01/20/2037 •		8,000	8,060

Capital One Multi-Asset Execution Trust
2.800% due 03/15/2027		7,000	6,835

Capital One Prime Auto Receivables Trust
5.969% due 09/15/2025 •		1,332	1,333

Carlyle Euro CLO DAC
4.642% due 01/15/2031 •	EUR	3,334	3,566
4.791% due 08/15/2032 •		3,500	3,747

CarMax Auto Owner Trust
3.490% due 02/16/2027		$1,994	1,964
5.300% due 03/15/2027		9,300	9,294
6.219% due 12/15/2025 •		1,824	1,826

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carvana Auto Receivables Trust
5.380% due 03/12/2029		$2,120	$2,121
5.420% due 04/10/2028		5,270	5,267
5.760% due 04/12/2027		1,000	1,000
5.770% due 04/12/2027		500	500
6.360% due 04/12/2027		2,981	2,987
6.410% due 09/10/2027		3,411	3,425

CBAM Ltd.
6.598% due 04/17/2031 •		5,130	5,136

Chase Auto Owner Trust
5.480% due 04/26/2027		7,300	7,306

Chase Issuance Trust
4.720% due 01/15/2031		11,100	11,072

Citigroup Mortgage Loan Trust
5.864% due 08/25/2036 •		11,237	11,027

Citizens Auto Receivables Trust
5.110% due 04/17/2028		1,300	1,299
5.430% due 10/15/2026		2,000	1,999
6.130% due 07/15/2026		3,942	3,950
6.269% due 07/15/2026 •		3,198	3,206

College Avenue Student Loans LLC
2.320% due 07/26/2055		4,930	4,239

Countrywide Asset-Backed Certificates Trust
5.584% due 06/25/2035 •		2,784	2,464
5.624% due 11/25/2047 •		1,071	1,015
5.644% due 06/25/2047 •		2,064	1,764
5.654% due 05/25/2047 •		3,347	2,930
5.664% due 09/25/2037 •		452	461
5.694% due 06/25/2047 •		1,653	1,585
5.724% due 03/25/2037 •		1,834	1,738
6.479% due 12/25/2035 •		4,948	4,793

CPS Auto Receivables Trust
5.710% due 09/15/2027		1,949	1,948

CRB Securitization Trust
6.960% due 10/20/2033		3,587	3,618

Credit-Based Asset Servicing & Securitization LLC
2.839% due 01/25/2036 þ		6,345	5,149

Crown Point CLO Ltd.
7.279% due 07/20/2034 •		2,150	2,146

CVC Cordatus Loan Fund DAC
5.145% due 10/23/2034 •	EUR	6,080	6,559

Diameter Capital CLO Ltd.
0.000% due 04/15/2037 •		$5,000	5,000

DLLAA LLC
5.930% due 07/20/2026		1,018	1,020

Drive Auto Receivables Trust
5.830% due 12/15/2026		7,800	7,806

DT Auto Owner Trust
6.290% due 08/16/2027		6,170	6,189

Enterprise Fleet Financing LLC
3.030% due 01/20/2028		3,085	3,044

Exeter Automobile Receivables Trust
5.310% due 08/16/2027		1,000	998
5.530% due 10/15/2026		3,400	3,398
5.600% due 08/17/2026		4,492	4,493
5.630% due 10/15/2026 (a)		1,500	1,501
5.700% due 05/15/2026 (a)		6,400	6,401
6.320% due 03/15/2027		6,500	6,547

FHF Trust
4.430% due 01/18/2028		706	698
6.570% due 06/15/2028		4,829	4,855

Fifth Third Auto Trust
5.800% due 11/16/2026		3,069	3,071

Ford Credit Auto Lease Trust
5.240% due 07/15/2026		20,600	20,573

Fortress Credit Investments Ltd.
7.170% due 02/23/2039 •		9,354	9,354

Foursight Capital Automobile Receivables Trust
5.990% due 05/15/2028		4,532	4,549

Fremont Home Loan Trust
5.714% due 10/25/2036 •		1,901	1,670
6.104% due 01/25/2036 •		201	191

Gallatin CLO Ltd.
7.226% due 07/15/2031 •		3,100	3,109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE-WMC Mortgage Securities Trust
5.524% due 08/25/2036 «•		$6	$2

GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026		366	365
5.240% due 03/15/2030		600	598
5.570% due 02/16/2027		9,700	9,694
5.700% due 01/15/2027		4,261	4,254
6.040% due 03/15/2027		3,284	3,290

GLS Auto Select Receivables Trust
5.960% due 10/16/2028		3,030	3,065
6.270% due 08/16/2027		5,832	5,857

GM Financial Automobile Leasing Trust
5.580% due 01/20/2026		3,986	3,987
5.769% due 01/20/2026 •		693	693

GM Financial Consumer Automobile Receivables Trust
4.850% due 12/18/2028		3,600	3,593
5.120% due 02/16/2027		6,700	6,686

GMF Floorplan Owner Revolving Trust
2.900% due 04/15/2026		8,000	7,992

Griffith Park CLO DAC
4.653% due 11/21/2031 •	EUR	6,793	7,269

GSAA Home Equity Trust
6.509% due 06/25/2035 •		$1,962	1,904

GSAMP Trust
5.624% due 11/25/2035 •		44	4
5.924% due 03/25/2046 •		2,923	2,843
5.944% due 05/25/2046 •		10,640	9,936
7.244% due 06/25/2035 •		6,730	6,322

Halseypoint CLO Ltd.
7.019% due 07/20/2031 •		1,500	1,503

Harvest CLO DAC
4.582% due 10/15/2031 •	EUR	1,926	2,065

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		$7,200	7,031
1.990% due 06/25/2026		2,500	2,412
5.490% due 06/25/2027		1,500	1,503

Home Equity Loan Trust
5.784% due 04/25/2037 •		10,740	8,969

Home Partners of America Trust
1.901% due 12/17/2026		875	795

Honda Auto Receivables Owner Trust
5.710% due 03/18/2026		5,800	5,805

HSI Asset Securitization Corp. Trust
5.584% due 12/25/2036 •		8,298	6,993
5.644% due 07/25/2036 •		3,735	1,629
5.909% due 03/25/2036 •		12,893	11,469

Hyundai Auto Receivables Trust
4.990% due 02/15/2029		4,700	4,703
5.290% due 04/15/2027		4,500	4,497

JP Morgan Mortgage Acquisition Trust
4.411% due 07/25/2036 •		5,812	5,312
5.704% due 03/25/2037 •		162	159
5.849% due 05/25/2036 •		976	947

Jubilee CLO DAC
4.552% due 04/15/2030 •	EUR	516	556

KKR CLO Ltd.
6.500% due 07/18/2030 •		$1,514	1,517
6.726% due 01/16/2028 •		2,479	2,485
7.160% due 07/18/2030 •		4,300	4,311

KREF Ltd.
6.776% due 02/17/2039 •		2,600	2,584

LCM LP
7.071% due 07/19/2027 •		3,700	3,711

LCM Ltd.
7.029% due 10/20/2028 •		5,550	5,558

Lehman XS Trust
5.764% due 05/25/2036 •		2,002	1,717

LendingPoint Pass-Through Trust
3.250% due 04/15/2028		1,990	1,943

Lendmark Funding Trust
1.900% due 11/20/2031		6,326	5,793

LoanCore Issuer Ltd.
6.869% due 01/17/2037 •		1,000	991

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	73

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
5.784% due 12/25/2036 •		$8,791	$3,119
5.964% due 08/25/2045 •		666	642
6.089% due 11/25/2035 •		13	13
6.359% due 08/25/2035 •		1,800	1,596

M&T Bank Auto Receivables Trust
5.590% due 02/17/2032		1,600	1,600

M360 Ltd.
7.693% due 11/22/2038 •		3,100	2,986

Madison Park Euro Funding DAC
4.688% due 10/25/2030 •	EUR	1,985	2,133

Madison Park Funding Ltd.
6.477% due 07/23/2029 •		$3,982	3,983

Man GLG Euro CLO DAC
1.970% due 10/15/2032	EUR	2,500	2,485
4.622% due 10/15/2030 •		462	499
5.642% due 10/15/2032 •		5,500	5,819

Marlette Funding Trust
5.180% due 11/15/2032		$719	718
5.950% due 11/15/2032		2,900	2,895
6.070% due 04/15/2033		3,405	3,405

Master Credit Card Trust
6.169% due 01/21/2027 •		10,300	10,350

MASTR Asset-Backed Securities Trust
5.664% due 11/25/2036 •		16,792	5,358
6.194% due 10/25/2035 •		7,931	7,420

Merrill Lynch Mortgage Investors Trust
5.664% due 07/25/2037 •		12,138	5,285
5.664% due 08/25/2037 •		4,502	2,332

MF1 LLC
7.063% due 03/19/2039 •		1,000	1,002

MF1 Ltd.
7.076% due 02/19/2037 •		7,000	6,882

Morgan Stanley ABS Capital, Inc. Trust
5.574% due 10/25/2036 •		637	556
5.574% due 02/25/2037 •		2,562	2,272
5.764% due 09/25/2036 •		859	370
6.014% due 12/25/2035 •		3,684	3,015
6.149% due 12/25/2034 •		695	644

Nassau Ltd.
6.726% due 10/15/2029 •		322	322

Nelnet Student Loan Trust
6.640% due 02/20/2041		816	820
7.519% due 02/20/2041 •		897	899

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.939% due 03/25/2036 •		4,604	4,171

NovaStar Mortgage Funding Trust
6.524% due 06/25/2035 •		705	702

Option One Mortgage Loan Trust
5.984% due 01/25/2036 •		7,578	6,887

OZLM Funding Ltd.
6.829% due 10/22/2030 •		2,544	2,549

OZLM Ltd.
6.521% due 10/20/2031 •		6,380	6,399

Pagaya AI Debt Selection Trust
4.970% due 01/15/2030		666	663
6.060% due 03/15/2030		4,370	4,366
6.159% due 05/15/2030		2,177	2,179
6.319% due 08/15/2031		3,000	3,005
6.660% due 07/15/2031		500	502
7.128% due 06/16/2031		1,090	1,093
7.600% due 12/16/2030		1,687	1,699

Palmer Square European Loan Funding DAC
4.672% due 07/15/2031 •	EUR	3,687	3,952
4.722% due 04/15/2031 •		4,152	4,439

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.494% due 10/25/2034 •		$723	709
7.244% due 09/25/2034 •		3,625	3,441
7.244% due 12/25/2034 •		885	863
7.619% due 09/25/2034 •		5,700	5,092

Prestige Auto Receivables Trust
5.690% due 05/17/2027		4,127	4,129

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PRET LLC
1.744% due 07/25/2051 þ		$1,390	$1,347
1.843% due 09/25/2051 þ		4,170	3,993
2.487% due 10/25/2051 þ		2,899	2,843
5.240% due 04/25/2052 þ		2,943	2,900
7.143% due 01/25/2054 þ		2,222	2,236

Progress Residential Trust
2.013% due 11/17/2040		2,189	1,914

Providus CLO DAC
4.692% due 07/15/2031 •	EUR	2,235	2,403

RCKT Mortgage Trust
6.025% due 02/25/2044 ~		$988	988

Reach ABS Trust
6.300% due 02/18/2031		710	712
7.050% due 02/18/2031		896	898

Ready Capital Mortgage Financing LLC
7.796% due 06/25/2037 •		2,532	2,544
8.440% due 06/25/2037 •		7,200	7,224

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		12,593	3,327

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		1,016	976
4.320% due 09/25/2030		847	822
5.380% due 11/25/2030		2,937	2,921

Residential Asset Mortgage Products Trust
5.884% due 12/25/2035 •		498	441
6.134% due 10/25/2035 •		1,928	1,897

Residential Asset Securities Corp. Trust
5.714% due 08/25/2036 •		11,163	10,860
6.149% due 11/25/2035 •		4,493	4,329

Santander Drive Auto Receivables Trus
5.250% due 04/17/2028		500	500

Santander Drive Auto Receivables Trust
5.710% due 02/16/2027		1,100	1,101
5.870% due 03/16/2026		4,105	4,107
5.930% due 07/17/2028		2,500	2,537
6.080% due 08/17/2026		4,646	4,652
6.180% due 02/16/2027		9,261	9,279

SBNA Auto Lease Trust
6.520% due 04/20/2028		1,500	1,538

Sculptor European CLO DAC
4.732% due 01/14/2032 •	EUR	8,781	9,385

Securitized Asset-Backed Receivables LLC Trust
5.784% due 08/25/2036 •		$583	193
5.924% due 07/25/2036 •		5,393	2,183
6.104% due 08/25/2035 •		1,284	1,038
6.494% due 03/25/2035 •		1,335	1,305

SFS Auto Receivables Securitization Trust
4.950% due 05/21/2029		500	498
5.350% due 06/21/2027		2,800	2,796

SLM Private Education Loan Trust
10.190% due 10/15/2041 •		5,240	5,633

SMB Private Education Loan Trust
6.869% due 11/15/2052 •		1,126	1,137
7.169% due 05/16/2050 •		1,789	1,809

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		3,492	3,284

Soundview Home Loan Trust
5.624% due 02/25/2037 •		613	171
5.744% due 01/25/2037 •		13,931	13,132
5.909% due 02/25/2036 •		3,845	3,529

Starwood Mortgage Trust
7.119% due 11/15/2038 •		10,800	10,395

Structured Asset Investment Loan Trust
5.574% due 07/25/2036 •		908	649
5.594% due 09/25/2036 •		359	350
6.374% due 06/25/2035 •		8,248	7,833
6.394% due 08/25/2033 •		5,230	5,105

Structured Asset Securities Corp. Mortgage Loan Trust
5.604% due 03/25/2036 •		262	249
5.784% due 12/25/2036 •		413	403
6.940% due 04/25/2035 •		36	36

Symphony Static CLO Ltd.
6.416% due 10/25/2029 •		1,422	1,423

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TCI-Symphony CLO Ltd.
7.126% due 10/13/2032 •		$5,000	$5,017

Theorem Funding Trust
7.580% due 04/15/2029		951	959

Tikehau CLO DAC
4.754% due 08/04/2034 •	EUR	4,300	4,629

Towd Point Mortgage Trust
6.125% due 02/25/2064 ~		$1,981	1,986

Tralee CLO Ltd.
7.086% due 10/25/2032 •		2,100	2,103

Tricolor Auto Securitization Trust
6.610% due 10/15/2027		2,485	2,488

Upstart Pass-Through Trust
4.300% due 05/20/2030		1,157	1,127

Upstart Securitization Trust
4.370% due 05/20/2032		327	326

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		740	722

Venture CLO Ltd.
6.456% due 04/15/2027 •		668	668
6.599% due 04/20/2029 •		474	474
6.979% due 07/30/2032 •		3,500	3,506
7.329% due 07/30/2032 •		4,100	4,100

Veros Auto Receivables Trust
7.120% due 11/15/2028		4,883	4,904

VMC Finance LLC
7.219% due 02/18/2039 •		7,252	7,080

Volkswagen Auto Lease Trust
5.400% due 12/21/2026		12,800	12,826

Voya CLO Ltd.
0.000% due 07/20/2032 •(a)		4,400	4,400

WaMu Asset-Backed Certificates WaMu Trust
5.669% due 05/25/2037 •		3,173	2,941

Westlake Automobile Receivables Trust
0.000% due 03/15/2027 •		1,100	1,100
5.440% due 05/17/2027		900	900
5.620% due 03/15/2027		2,300	2,300
5.960% due 10/15/2026		5,815	5,820
5.989% due 10/15/2026 •		5,768	5,777
6.230% due 01/15/2027		11,300	11,357

World Omni Auto Receivables Trust
5.570% due 12/15/2026		1,504	1,505

Total Asset-Backed Securities (Cost $962,818)			947,739

SOVEREIGN ISSUES 0.5%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (e)	BRL	49,000	9,540

Mexico Government International Bond
2.750% due 11/27/2031 (f)	MXN	54,625	2,832
3.000% due 12/03/2026 (f)		4,870	272
4.000% due 11/30/2028 (f)		15,990	918

Total Sovereign Issues (Cost $13,405)			13,562

		SHARES
COMMON STOCKS 2.5%

COMMUNICATION SERVICES 0.1%

Verizon Communications, Inc.		10,929	459

Walt Disney Co.		10,929	1,337

			1,796

CONSUMER DISCRETIONARY 0.4%

Amazon.com, Inc. (c)		10,929	1,971

Home Depot, Inc.		10,929	4,192

McDonald’s Corp.		10,929	3,082

NIKE, Inc. ‘B’		10,929	1,027

			10,272

74	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%

Coca-Cola Co.	10,929	$669

Procter & Gamble Co.	10,929	1,773

Walmart, Inc.	10,929	658

		3,100

ENERGY 0.1%

Chevron Corp.	10,929	1,724

FINANCIALS 0.5%

American Express Co.	10,929	2,489

Goldman Sachs Group, Inc.	10,929	4,565

JPMorgan Chase & Co.	10,929	2,189

Travelers Cos., Inc.	10,929	2,515

Visa, Inc. ‘A’	10,929	3,050

		14,808

HEALTH CARE 0.4%

Amgen, Inc.	10,929	3,107

Johnson & Johnson	10,929	1,729

Merck & Co., Inc.	10,929	1,442

UnitedHealth Group, Inc.	10,929	5,407

		11,685

INDUSTRIALS 0.4%

3M Co.	10,929	1,159

Boeing Co. (c)	10,929	2,109

Caterpillar, Inc.	10,929	4,005

Honeywell International, Inc.	10,929	2,243

		9,516

INFORMATION TECHNOLOGY 0.5%

Apple, Inc.	10,929	1,874

Cisco Systems, Inc.	10,929	545

Intel Corp.	10,929	483

International Business Machines Corp.	10,929	2,087

Microsoft Corp.	10,929	4,598

salesforce.com, Inc.	10,929	3,292

		12,879

MATERIALS 0.0%

Dow, Inc.	10,929	633

Total Common Stocks (Cost $64,550)		66,413

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 33.9%

COMMERCIAL PAPER 3.7%

Alimentation Couche-Tard, Inc.
5.540% due 04/12/2024	$1,350	1,347
5.560% due 04/04/2024	350	350
5.560% due 04/16/2024	750	748

Amcor Flexibles North America, Inc.
5.520% due 04/10/2024	300	299
5.520% due 04/15/2024	1,150	1,147

American Electric Power Co., Inc.
5.500% due 04/02/2024	850	849
5.560% due 04/22/2024	1,700	1,693
5.560% due 05/15/2024	850	844
5.580% due 05/01/2024	550	547
5.590% due 06/11/2024	1,400	1,384

Arrow Electronics, Inc.
5.750% due 04/04/2024	450	449

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T, Inc.
5.520% due 04/18/2024		$6,000	$5,981

Avangrid, Inc.
5.500% due 04/03/2024		250	250

Bacardi Martini BV
5.700% due 04/18/2024		350	349
5.800% due 04/18/2024		400	399
5.900% due 04/17/2024		1,050	1,047

Bank of Nova Scotia
5.046% due 04/05/2024	CAD	100	74
5.128% due 05/01/2024		14,800	10,874
5.170% due 04/09/2024		2,000	1,474

Campbell Soup Co.
5.630% due 04/03/2024		$800	799
5.700% due 05/01/2024		250	249
5.700% due 05/06/2024		300	298

Constellation Energy Generation LLC
5.500% due 04/02/2024		2,100	2,098

Crown Castle, Inc.
5.800% due 04/16/2024		300	299
5.810% due 04/09/2024		300	299
5.830% due 04/09/2024		350	349
5.830% due 04/16/2024		650	648
5.830% due 04/18/2024		400	399
5.830% due 04/30/2024		1,300	1,293
5.850% due 05/02/2024		4,200	4,176

CVS Health Corp.
5.570% due 04/01/2024		800	800
5.600% due 04/01/2024		3,650	3,648

Dominion Energy, Inc.
5.580% due 04/22/2024		1,700	1,694
5.600% due 04/16/2024		350	349
5.600% due 04/23/2024		2,400	2,390
5.600% due 04/29/2024		600	597

Duke Energy Corp.
5.500% due 05/06/2024		1,000	994
5.500% due 05/07/2024		1,300	1,292

Enbridge U.S., Inc.
5.520% due 04/04/2024		250	250
5.520% due 04/05/2024		250	250
5.530% due 04/15/2024		1,900	1,895

Entergy Corp.
5.530% due 04/26/2024		550	548
5.570% due 06/03/2024		300	297
5.600% due 05/02/2024		300	298
5.600% due 05/21/2024		400	397
5.600% due 07/02/2024		900	887

Equifax, Inc.
5.500% due 04/08/2024		450	449

Eversource Energy
5.570% due 04/03/2024		1,150	1,149
5.600% due 04/03/2024		450	450
5.600% due 04/04/2024		850	849
5.600% due 04/12/2024		1,100	1,098
5.620% due 04/01/2024		950	949
5.620% due 04/05/2024		250	250
5.630% due 04/15/2024		1,443	1,439
5.630% due 04/16/2024		350	349
5.630% due 04/17/2024		1,100	1,097
5.630% due 04/23/2024		950	946

Intercontinental Exchange, Inc.
5.520% due 04/10/2024		400	399
5.520% due 04/17/2024		950	947
5.520% due 04/18/2024		250	249
5.540% due 04/24/2024		700	697
5.550% due 04/23/2024		300	299
5.550% due 05/03/2024		250	249

Keurig Dr Pepper, Inc.
5.480% due 04/04/2024		1,750	1,748
5.520% due 04/17/2024		2,950	2,941
5.530% due 04/22/2024		350	349
5.550% due 04/22/2024		800	797

L3Harris Technologies, Inc.
5.520% due 04/15/2024		900	898
5.520% due 04/17/2024		500	498
5.520% due 04/18/2024		350	349

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.600% due 04/01/2024		$300	$300
5.650% due 04/08/2024		300	299
5.650% due 04/10/2024		350	349

Microchip Technology, Inc.
5.570% due 04/19/2024		450	448

National Grid North America, Inc.
5.520% due 04/15/2024		350	349
5.520% due 04/18/2024		500	498
5.520% due 04/26/2024		850	846

NextEra Energy Capital Holdings, Inc.
5.570% due 04/24/2024		550	548
5.570% due 04/25/2024		700	697
5.570% due 04/26/2024		750	747
5.600% due 05/06/2024		400	398
5.600% due 05/07/2024		900	894
5.600% due 05/08/2024		750	745

Phillips 66
5.550% due 04/02/2024		1,750	1,749
5.550% due 04/04/2024		1,900	1,898

Rogers Communications, Inc.
5.640% due 04/11/2024		400	399

Royal Bank of Canada
5.129% due 05/01/2024	CAD	1,300	955

Southern California Edison Co.
5.530% due 04/11/2024		$1,200	1,197

Southern Co.
5.550% due 04/22/2024		250	249
5.550% due 04/23/2024		1,150	1,145
5.550% due 04/24/2024		700	697

Toronto-Dominion Bank
5.042% due 04/26/2024	CAD	1,600	1,176
5.121% due 05/02/2024		2,300	1,690

VW Credit, Inc.
5.550% due 04/18/2024		$2,400	2,391
5.550% due 04/23/2024		400	398
5.550% due 04/25/2024		250	249
5.720% due 04/03/2024		1,100	1,099

			99,453

REPURCHASE AGREEMENTS (i) 22.6%
			610,784

SHORT-TERM NOTES 0.1%

M&T Bank Auto Receivables Trust
5.643% due 03/17/2025		3,900	3,901

JAPAN TREASURY BILLS 7.2%
(0.096)% due 04/08/2024 - 07/01/2024 (d)(e)	JPY	29,420,000	194,353

U.S. TREASURY BILLS 0.3%
5.370% due 04/04/2024 - 06/06/2024 (d)(e)(k)		$9,339	9,254

Total Short-Term Instruments (Cost $922,819)			917,745

Total Investments in Securities (Cost $3,102,340)			3,073,864

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	75

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.6%

SHORT-TERM INSTRUMENTS 8.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.6%

PIMCO Short Asset Portfolio	13,293,168	$129,476

PIMCO Short-Term Floating NAV Portfolio III	10,472,522	101,866

Total Short-Term Instruments (Cost $233,605)		231,342

Total Investments in Affiliates (Cost $233,605)		231,342

Total Investments 122.2% (Cost $3,335,945)		$3,305,206

Financial Derivative Instruments (j)(l) 5.0% (Cost or Premiums, net $31,591)		135,548

Other Assets and Liabilities, net (27.2)%		(735,260)

Net Assets 100.0%		$2,705,494

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOM	4.960%	03/28/2024	04/05/2024	CAD	100,000	Province of Ontario 2.900% due 06/02/2049	$(75,856)	$73,825	$73,865
	4.970	03/20/2024	04/02/2024		10,000	Province of Ontario 4.650% due 06/02/2041	(7,698)	7,383	7,395
BOS	5.450	04/01/2024	04/02/2024	$	80,000	U.S. Treasury Bonds 2.250% due 05/15/2041	(81,628)	80,000	80,000
BRC	5.430	03/28/2024	04/01/2024		181,500	U.S. Treasury Inflation Protected Securities 0.125% due 10/15/2025	(184,945)	181,500	181,610
MEI	4.960	03/28/2024	04/05/2024	CAD	100,000	Canada Government Bond 4.000% due 03/01/2029	(75,399)	73,825	73,865
	4.960	04/01/2024	04/08/2024		100,000	Canada Government Bond 3.000% - 4.000% due 03/01/2029 - 06/01/2034	(75,599)	73,825	73,825
SAL	5.260	03/28/2024	04/01/2024	$	32,700	U.S. Treasury Notes 4.875% due 11/30/2025	(33,890)	32,700	32,719
	5.400	03/28/2024	04/01/2024		13,900	U.S. Treasury Notes 0.875% due 06/30/2026	(14,202)	13,900	13,908
TOR	4.920	04/01/2024	04/04/2024	CAD	100,000	Province of Quebec 4.250% due 12/01/2043	(75,873)	73,826	73,825

Total Repurchase Agreements							$(625,090)	$610,784	$611,012

76	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOM	$81,260	$0	$0	$81,260	$(83,554)	$(2,294)
BOS	80,000	0	0	80,000	(81,628)	(1,628)
BRC	181,610	0	0	181,610	(184,945)	(3,335)
MEI	147,690	0	0	147,690	(150,998)	(3,308)
SAL	46,627	0	0	46,627	(48,092)	(1,465)
TOR	73,825	0	0	73,825	(75,873)	(2,048)

Total Borrowings and Other Financing Transactions	$611,012	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	20	$20	$(7)	$(2)
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	37	37	(11)	(5)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	20	20	(7)	(8)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	37	37	(20)	(4)

Total Written Options					$(45)	$(19)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
MSCI EAFE June Futures	06/2024	1,952	$230,053	$ 1,827	$ 0	$ (478)
U.S. Treasury 2-Year Note June Futures	06/2024	701	143,344	(135)	0	(142)
U.S. Treasury 10-Year Note June Futures	06/2024	2,760	305,799	(4)	0	(216)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	179	23,091	375	84	0

				$ 2,063	$ 84	$ (836)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini DJIA Index June Futures	06/2024	329	$(66,090)	$(1,561)	$0	$(53)
Euro-Bund June Futures	06/2024	72	(10,361)	(151)	0	(49)
Euro-Buxl 30-Year Bond June Futures	06/2024	27	(3,956)	(81)	0	(48)
U.S. Treasury 5-Year Note June Futures	06/2024	799	(85,505)	(465)	93	0
U.S. Treasury Long-Term Bond June Futures	06/2024	874	(105,262)	(1,916)	0	(218)

				$(4,174)	$93	$(368)

Total Futures Contracts				$(2,111)	$177	$(1,204)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	77

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2026	0.204%		$2,100	$24	$20	$44	$0	$0
General Motors Co.	5.000	Quarterly	12/20/2026	0.493		2,130	423	(172)	251	0	0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825		2,530	304	105	409	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.183	EUR	6,600	75	(59)	16	1	0

							$826	$(106)	$720	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$2,760	$(101)	$72	$(29)	$2	$0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	2,484	(92)	79	(13)	0	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027	300	(26)	22	(4)	0	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028	200	(14)	11	(3)	0	0
CDX.EM-40 5-Year Index	1.000	Quarterly	12/20/2028	2,000	(97)	49	(48)	0	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	297	0	23	23	0	0
CDX.HY-41 5-Year Index	5.000	Quarterly	12/20/2028	29,106	1,966	225	2,191	8	0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029	7,300	518	20	538	2	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	1,000	24	(7)	17	0	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	200	4	0	4	0	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	1,200	7	19	26	0	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	500	6	5	11	0	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	4,200	61	37	98	1	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	279,700	6,159	319	6,478	23	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	700,200	15,727	323	16,050	60	0

					$24,142	$1,197	$25,339	$96	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	700	$(4)	$47	$43	$4	$0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		500	(2)	(1)	(3)	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/21/2034	JPY	8,190,000	(63)	(800)	(863)	0	(114)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024	$	279,200	(11,006)	528	(10,478)	0	(123)
Receive	1-Day USD-SOFR Compounded-OIS	2.928	Semi-Annual	05/31/2025		4,300	(1)	92	91	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		257,860	4,113	2,875	6,988	221	0
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2026		70,300	695	83	778	85	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		142,000	(339)	1,286	947	215	0
Receive	1-Day USD-SOFR Compounded-OIS	3.650	Annual	05/31/2028		19,700	0	342	342	34	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		2,500	0	43	43	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	05/31/2028		14,720	0	232	232	25	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		500	0	6	6	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		56,000	757	1,952	2,709	96	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		49,600	450	(123)	327	75	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		41,600	1,087	1,798	2,885	70	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		62,710	603	1,210	1,813	93	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		26,500	3,096	1,582	4,678	31	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		109,900	7,184	2,067	9,251	105	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		11,600	870	(488)	382	9	0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		430	(2)	4	2	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		97,300	(1,315)	1,657	342	46	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		17,590	950	2,134	3,084	0	(28)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	102,200	(103)	1,813	1,710	370	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	1,900	(5)	54	49	4	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		2,100	(4)	68	64	5	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		1,900	(5)	(38)	(43)	0	(4)
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		900	(2)	(19)	(21)	0	(2)
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		1,100	(2)	(19)	(21)	0	(3)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		2,500	(5)	(14)	(19)	0	(7)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		1,800	(3)	(8)	(11)	0	(5)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		900	(1)	(8)	(9)	0	(2)

78	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month EUR-EURIBOR	2.760%	Annual	01/03/2029	EUR	1,200	$(2)	$1	$(1)	$0	$(3)
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		900	(4)	75	71	5	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		3,600	(14)	231	217	18	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		1,100	(5)	(58)	(63)	0	(6)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		1,300	(5)	(58)	(63)	0	(7)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		400	(2)	(22)	(24)	0	(2)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		500	(2)	(30)	(32)	0	(3)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		800	(3)	(35)	(38)	0	(4)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		900	(3)	(34)	(37)	0	(5)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		1,200	(5)	(36)	(41)	0	(7)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		1,500	(6)	(43)	(49)	0	(8)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		1,700	(6)	(38)	(44)	0	(9)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		1,000	(3)	(25)	(28)	0	(6)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		1,600	(6)	0	(6)	0	(9)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		1,100	(3)	21	18	6	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		1,400	(4)	25	21	8	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		900	(3)	(5)	(8)	0	(8)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		35,400	582	222	804	203	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		15,600	(764)	(33)	(797)	0	(187)
Pay	CAONREPO Index	4.177	Semi-Annual	03/20/2026	CAD	94,700	0	(47)	(47)	0	(53)

							$6,685	$18,466	$25,151	$1,737	$(608)

Total Swap Agreements							$31,653	$19,557	$51,210	$1,835	$(608)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$177	$1,835	$2,012		$(19)	$(1,204)	$(608)	$(1,831)

(k)

Securities with an aggregate market value of $51,755 and cash of $9,291 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	AUD	28,999		$19,015	$118	$0
	04/2024	NZD	7,146		4,403	133	0
	04/2024		$1,658	AUD	2,530	0	(9)
	05/2024	AUD	2,530		$1,659	9	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	79

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

BOA	04/2024	CAD	210,235		$154,733	$0	$(483)
	04/2024	CNH	9,470		1,305	1	0
	04/2024	DKK	287,460		41,785	207	0
	04/2024	EUR	50,036		54,197	216	0
	04/2024	GBP	112,816		142,848	457	0
	04/2024	IDR	7,950,638		502	2	0
	04/2024	JPY	6,442,900		43,046	485	0
	04/2024	KRW	482,298		359	2	0
	04/2024	SGD	19,997		14,971	150	0
	04/2024		$2,323	AUD	3,547	0	(12)
	04/2024		892,984	EUR	822,496	0	(5,634)
	05/2024	AUD	3,547		$2,325	12	0
	05/2024	DKK	255,464		37,254	251	0
	05/2024	EUR	822,496		894,069	5,689	0
	06/2024	KRW	6,523,028		4,942	88	0
	06/2024	TWD	93,081		2,989	70	0
	06/2024		$129	IDR	2,015,698	0	(2)

BPS	04/2024	AUD	1,108		$721	0	(1)
	04/2024	BRL	19,713		3,954	23	0
	04/2024	CAD	3,331		2,451	0	(8)
	04/2024	CNH	43,880		6,109	64	0
	04/2024	EUR	61,713		66,934	355	0
	04/2024	GBP	121,726		153,965	329	0
	04/2024	IDR	16,357,060		1,031	2	(1)
	04/2024	JPY	138,900		927	10	0
	04/2024	KRW	1,323,660		987	5	0
	04/2024		$3,954	BRL	19,713	0	(24)
	04/2024		1,765	CNH	12,808	0	(2)
	04/2024		95,169	GBP	75,182	0	(277)
	04/2024		125,352	JPY	18,947,976	0	(184)
	05/2024	BRL	12,563		$2,513	16	0
	05/2024	CNH	12,790		1,765	2	0
	05/2024	DKK	325,240		47,301	191	0
	05/2024	GBP	75,182		95,185	278	0
	05/2024	JPY	18,861,658		125,352	183	0
	05/2024	TWD	156,123		5,054	169	0
	06/2024	KRW	5,140,646		3,935	110	0
	06/2024	TWD	856,740		27,681	811	0
	06/2024		$1,212	IDR	19,100,734	0	(11)
	06/2024		255	INR	21,198	0	(1)
	07/2024	BRL	7,210		$1,434	8	0

BRC	04/2024		4,121		825	3	0
	04/2024	CAD	100,095		73,999	96	0
	04/2024	CHF	44,392		50,666	1,443	0
	04/2024	CNH	48,326		6,722	64	0
	04/2024	GBP	1,163		1,474	6	0
	04/2024	HKD	98,149		12,559	13	0
	04/2024	IDR	5,705,220		359	0	0
	04/2024	NOK	14,663		1,385	35	0
	04/2024		$830	BRL	4,121	0	(9)
	04/2024		40	ZAR	750	0	0
	05/2024	NOK	25,775		$2,395	19	0
	05/2024	TRY	6,675		194	0	0
	05/2024		$3,202	CAD	4,350	11	0
	06/2024	JPY	4,840,717		$33,217	866	0
	06/2024	KRW	6,117,162		4,682	131	0
	06/2024	MXN	276		16	0	0
	06/2024		$74	INR	6,119	0	(1)
	07/2024	JPY	4,010,000		$26,859	5	0

BSH	07/2024	BRL	27,500		5,452	16	0

CBK	04/2024	AUD	6,831		4,449	2	(4)
	04/2024	BRL	34,738		6,953	27	0
	04/2024	CAD	105,516		77,995	99	(5)
	04/2024	CHF	167,957		190,223	3,987	0
	04/2024	CNH	47,958		6,653	45	0
	04/2024	GBP	9,280		11,776	63	0
	04/2024	SEK	845,445		81,817	2,833	0
	04/2024		$1,061	AUD	1,602	0	(17)
	04/2024		7,063	BRL	34,738	0	(137)

80	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024	CAD	3,600		$2,679	$20	$0
	06/2024	ILS	3,437		940	2	0
	06/2024	KRW	726,033		555	15	0
	06/2024		$444	IDR	7,007,393	0	(3)
	06/2024		39	INR	3,236	0	0
	06/2024		100	KRW	132,096	0	(1)

DUB	04/2024	BRL	69,080		$13,750	6	(29)
	04/2024	IDR	22,782,939		1,435	1	0
	04/2024		$13,826	BRL	69,080	0	(53)
	05/2024	CHF	214,720		$239,240	384	0
	05/2024	EUR	66,765		72,393	280	0
	05/2024		$18,539	BRL	93,143	30	(55)
	06/2024	KRW	5,844,278		$4,490	141	0
	06/2024		$807	MXN	13,708	7	0

FAR	04/2024	EUR	777,511		$845,171	6,353	0
	04/2024		$371,599	JPY	56,185,727	0	(442)
	05/2024	JPY	55,930,810		$371,599	431	0

GLM	04/2024	BRL	996		200	1	0
	04/2024		$199	BRL	996	0	(1)
	04/2024		5,716	DKK	39,411	0	(16)
	06/2024	IDR	14,927,903		$947	8	0
	06/2024		$4,884	MXN	82,271	8	(4)
	07/2024	BRL	14,700		$2,968	62	0
	04/2025	DKK	40,280		5,955	10	0

JPM	04/2024	BRL	23,745		4,753	18	0
	04/2024	CAD	88,138		65,300	239	(8)
	04/2024	ILS	3,051		832	2	0
	04/2024	KRW	944,490		704	3	0
	04/2024		$4,861	BRL	23,745	0	(126)
	05/2024	JPY	300,000		$1,992	1	0
	06/2024	IDR	4,748,134		301	2	0
	06/2024	ILS	25,470		6,992	42	0
	06/2024	KRW	5,502,471		4,246	151	0
	06/2024	TWD	133,396		4,295	111	0
	06/2024		$5,436	IDR	85,868,833	0	(37)
	06/2024		9,875	INR	822,142	0	(39)
	06/2024		21,934	MXN	372,445	193	0
	07/2024	BRL	8,869		$1,780	27	0

MBC	04/2024	AUD	13,232		8,603	6	(26)
	04/2024	BRL	1,436		288	2	0
	04/2024	CNH	71,640		9,972	103	0
	04/2024	DKK	15,315		2,223	8	0
	04/2024	IDR	2,742,263		172	0	0
	04/2024	JPY	36,257,732		242,082	2,568	0
	04/2024	NOK	17		2	0	0
	04/2024		$287	BRL	1,436	0	(1)
	04/2024		77,215	CAD	104,716	93	0
	04/2024		301,857	GBP	238,987	0	(220)
	05/2024	CAD	104,671		$77,215	0	(93)
	05/2024	DKK	121,220		17,578	20	0
	05/2024	GBP	238,987		301,908	222	0
	05/2024	SEK	843,286		79,033	159	0
	05/2024		$1,375	ZAR	26,173	4	0
	06/2024	ILS	6,785		$1,867	15	0
	06/2024	TWD	29,417		922	0	0
	06/2024		$2,161	IDR	34,171,946	0	(13)
	06/2024		119	INR	9,954	0	0

MYI	04/2024	BRL	1,435		$288	2	0
	04/2024	CAD	1,600		1,179	0	(2)
	04/2024	CNH	33,257		4,647	66	0
	04/2024	JPY	9,910,000		69,237	3,665	0
	04/2024	SGD	19,839		14,917	212	0
	04/2024		$287	BRL	1,435	0	(1)
	04/2024		6,360	DKK	43,917	0	(8)
	04/2024		93,020	JPY	14,065,617	0	(105)
	05/2024	CAD	14,800		$11,066	135	0
	05/2024	JPY	14,001,619		93,020	103	0
	05/2024		$1,755	JPY	263,900	0	(4)
	06/2024	IDR	7,266,085		$468	11	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	81

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024	KRW	5,059,126		$3,885	$120	$0
	06/2024	TWD	25,670		821	16	0
	06/2024		$1,126	IDR	17,797,967	0	(7)
	06/2024		293	INR	24,291	0	(2)
	04/2025	DKK	44,900		$6,629	3	0

RBC	04/2024		34,304		4,998	36	0
	04/2024		$40	MXN	704	2	0
	06/2024		1,797		30,358	7	0

SCX	04/2024	CAD	1,019		$752	0	(1)
	04/2024	CNH	144,905		20,162	199	0
	04/2024	DKK	367,614		53,625	454	0
	04/2024	GBP	15,636		19,829	95	0
	04/2024		$4,292	NZD	7,146	0	(22)
	05/2024	NOK	137,185		$12,824	179	0
	05/2024	NZD	7,146		4,292	22	0
	06/2024	KRW	6,347,308		4,859	136	0
	06/2024		$4,497	IDR	71,050,853	0	(31)
	06/2024		15,121	INR	1,259,236	0	(56)

SOG	04/2024	BRL	4,696		$940	4	0
	04/2024		$938	BRL	4,696	0	(2)

SSB	04/2024	AUD	5,778		$3,824	59	0
	04/2024	BRL	4,834		968	4	0
	04/2024	CAD	100		74	0	0
	04/2024	CHF	4,474		5,115	154	0
	04/2024		$972	BRL	4,834	0	(8)
	04/2024		0	ZAR	2	0	0
	05/2024	CAD	1,656		$1,223	0	0
	06/2024	JPY	2,889,283		19,817	507	0
	06/2024	KRW	1,145,998		865	12	0
	06/2024		$861	IDR	13,517,173	0	(11)
	06/2024		913	INR	76,141	0	(2)

TOR	04/2024	AUD	235,824		$154,563	888	0
	04/2024	HKD	286,194		36,621	36	0
	04/2024	JPY	46,381,620		310,340	3,948	0
	04/2024	NOK	148,454		14,118	444	0
	05/2024	AUD	3,032		1,980	3	0
	05/2024	JPY	6,500,000		43,135	0	0

UAG	04/2024	CAD	3,100		2,297	8	0
	04/2024	GBP	53,549		67,806	219	0
	04/2024		$183,704	AUD	281,061	0	(551)
	04/2024		1,768	CAD	2,400	4	0
	04/2024		5,732	DKK	39,600	0	(4)
	04/2024		25,920	ZAR	485,378	0	(325)
	05/2024	AUD	281,061		$183,860	554	0
	06/2024	JPY	7,770,000		53,124	1,143	0
	04/2025	DKK	39,600		5,841	0	(3)

Total Forward Foreign Currency Contracts						$45,408	$(9,134)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	07/17/2024	122,100	$52	$88

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/17/2024	122,000	71	105
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	01/13/2025	121,000	107	198

Total Purchased Options							$230	$391

82	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	2,000	$(4)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	2,000	(4)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	1,200	(4)	(5)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	1,200	(4)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	1,200	(3)	(7)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	1,200	(4)	(1)

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	1,700	(2)	(3)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	1,700	(2)	(2)

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	3,500	(12)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	3,500	(12)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	4,500	(13)	(16)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	4,500	(13)	(8)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	2,000	(3)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	2,000	(3)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	1,900	(7)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	1,900	(7)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	1,700	(6)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	1,700	(6)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	1,900	(7)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	1,900	(7)	(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	1,900	(7)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	1,900	(7)	(1)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	1,700	(3)	(3)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	1,700	(3)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	1,700	(6)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	1,700	(6)	(4)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	800	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	800	(2)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	1,400	(4)	(5)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	1,400	(4)	(2)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	3,800	(9)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	3,800	(9)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	1,700	(6)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	3,300	(12)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	1,700	(6)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	3,300	(12)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	800	(3)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	1,100	(3)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	1,100	(3)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	2,500	(7)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	2,500	(7)	(4)

Total Written Options							$(247)	$(124)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability

CBK	Receive	NDDUEAFE Index	25,040	5.350% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/24/2024	$205,962	$0	$(832)	$0	$(832)
	Receive	NDDUEAFE Index	10,755	5.150% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/05/2024	88,463	0	(344)	0	(344)
	Receive	NDDUEAFE Index	14,812	5.370% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/25/2024	121,833	0	(494)	0	(494)

JPM	Receive	NDDUEAFE Index	24,088	5.300% (1-Month USD-LIBOR less a specified spread)	Monthly	05/08/2024	198,131	0	(793)	0	(793)
	Receive	NDDUEAFE Index	16,555	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/17/2024	136,170	0	(553)	0	(553)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	83

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	NDDUEAFE Index	6,216	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024	$51,129	$0	$(208)	$0	$(208)

MEI	Receive	NDDUEAFE Index	9,192	5.390% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/25/2024	75,607	0	(308)	0	(308)

MYI	Receive	NDDUEAFE Index	28,399	5.350% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/24/2024	233,591	0	(944)	0	(944)
	Receive	NDDUEAFE Index	3,561	5.365% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/12/2024	29,290	0	(119)	0	(119)
	Receive	NDDUEAFE Index	41,678	5.365% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/20/2024	302,417	0	34,207	34,207	0

SOG	Receive	NDDUEAFE Index	111,083	5.475% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/22/2025	830,417	0	69,531	69,531	0

UAG	Receive	NDDUEAFE Index	9,466	5.390% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/10/2024	77,861	0	(317)	0	(317)

Total Swap Agreements								$0	$98,826	$103,738	$(4,912)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
AZD	$260	$0	$0	$260	$(9)	$0	$0	$(9)	$251	$0	$251
BOA	7,630	0	0	7,630	(6,131)	0	0	(6,131)	1,499	(1,250)	249
BPS	2,556	0	0	2,556	(509)	0	0	(509)	2,047	(1,530)	517
BRC	2,692	0	0	2,692	(10)	0	0	(10)	2,682	(2,520)	162
BSH	16	0	0	16	0	0	0	0	16	0	16
BSS	0	0	0	0	0	0	0	0	0	(10)	(10)
CBK	7,093	0	0	7,093	(167)	(14)	(1,670)	(1,851)	5,242	(18,734)	(13,492)
CKL	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
DUB	849	0	0	849	(137)	0	0	(137)	712	(100)	612
FAR	6,784	0	0	6,784	(442)	(39)	0	(481)	6,303	(3,568)	2,735
GLM	89	88	0	177	(21)	(27)	0	(48)	129	(90)	39
JPM	789	0	0	789	(210)	(17)	(1,554)	(1,781)	(992)	(11,771)	(12,763)
MBC	3,200	0	0	3,200	(353)	0	0	(353)	2,847	(2,451)	396
MEI	0	0	0	0	0	0	(308)	(308)	(308)	(2,220)	(2,528)
MYC	0	303	0	303	0	(22)	0	(22)	281	(260)	21
MYI	4,333	0	34,207	38,540	(129)	0	(1,063)	(1,192)	37,348	(46,790)	(9,442)
RBC	45	0	0	45	0	0	0	0	45	0	45
SCX	1,085	0	0	1,085	(110)	0	0	(110)	975	(450)	525
SOG	4	0	69,531	69,535	(2)	0	0	(2)	69,533	(71,060)	(1,527)
SSB	736	0	0	736	(21)	0	0	(21)	715	(540)	175
TOR	5,319	0	0	5,319	0	0	0	0	5,319	(4,440)	879
UAG	1,928	0	0	1,928	(883)	0	(317)	(1,200)	728	(3,020)	(2,292)

Total Over the Counter	$45,408	$391	$103,738	$149,537	$(9,134)	$(124)	$(4,912)	$(14,170)

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

84	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$177	$177
Swap Agreements	0	98	0	0	1,737	1,835

	$0	$98	$0	$0	$1,914	$2,012

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$45,408	$0	$45,408
Purchased Options	0	0	0	0	391	391
Swap Agreements	0	0	103,738	0	0	103,738

	$0	$0	$103,738	$45,408	$391	$149,537

	$0	$98	$103,738	$45,408	$2,305	$151,549

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$19	$19
Futures	0	0	531	0	673	1,204
Swap Agreements	0	0	0	0	608	608

	$0	$0	$531	$0	$1,300	$1,831

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,134	$0	$9,134
Written Options	0	0	0	0	124	124
Swap Agreements	0	0	4,912	0	0	4,912

	$0	$0	$4,912	$9,134	$124	$14,170

	$0	$0	$5,443	$9,134	$1,424	$16,001

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$142	$142
Futures	0	0	7,447	0	(1,725)	5,722
Swap Agreements	0	11,698	0	0	(8,496)	3,202

	$0	$11,698	$7,447	$0	$(10,079)	$9,066

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$93,372	$0	$93,372
Written Options	0	0	0	0	1,393	1,393
Swap Agreements	0	0	258,096	0	0	258,096

	$0	$0	$258,096	$93,372	$1,393	$352,861

	$0	$11,698	$265,543	$93,372	$(8,686)	$361,927

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$26	$26
Futures	0	0	(54)	0	3,504	3,450
Swap Agreements	0	197	0	0	19,450	19,647

	$0	$197	$(54)	$0	$22,980	$23,123

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$71,050	$0	$71,050
Purchased Options	0	0	0	0	161	161
Written Options	0	0	0	0	124	124
Swap Agreements	0	0	(42,649)	0	0	(42,649)

	$0	$0	$(42,649)	$71,050	$285	$28,686

	$0	$197	$(42,703)	$71,050	$23,265	$51,809

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	85

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)	March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$176,314	$2,079	$178,393
Industrials	0	46,645	0	46,645
Utilities	0	9,882	0	9,882
Municipal Bonds & Notes
California	0	2,114	0	2,114
Illinois	0	3,251	0	3,251
Pennsylvania	0	106	0	106
U.S. Government Agencies	0	493,126	0	493,126
U.S. Treasury Obligations	0	173,878	0	173,878
Non-Agency Mortgage-Backed Securities	0	220,454	556	221,010
Asset-Backed Securities	0	947,737	2	947,739
Sovereign Issues	0	13,562	0	13,562
Common Stocks
Communication Services	1,796	0	0	1,796
Consumer Discretionary	10,272	0	0	10,272
Consumer Staples	3,100	0	0	3,100
Energy	1,724	0	0	1,724
Financials	14,808	0	0	14,808
Health Care	11,685	0	0	11,685
Industrials	9,516	0	0	9,516
Information Technology	12,879	0	0	12,879
Materials	633	0	0	633
Short-Term Instruments
Commercial Paper	0	99,453	0	99,453
Repurchase Agreements	0	610,784	0	610,784
Short-Term Notes	0	3,901	0	3,901
Japan Treasury Bills	0	194,353	0	194,353
U.S. Treasury Bills	0	9,254	0	9,254

	$66,413	$3,004,814	$2,637	$3,073,864

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$231,342	$0	$0	$231,342

Total Investments	$297,755	$3,004,814	$2,637	$3,305,206

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,012	0	2,012
Over the counter	0	149,537	0	149,537

	$0	$151,549	$0	$151,549

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(628)	(1,203)	0	(1,831)
Over the counter	0	(14,170)	0	(14,170)

	$(628)	$(15,373)	$0	$(16,001)

Total Financial Derivative Instruments	$(628)	$136,176	$0	$135,548

Totals	$297,127	$3,140,990	$2,637	$3,440,754

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

86	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 142.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Altice France SA
10.814% (TSFR03M + 5.500%) due 08/15/2028 ~		$380	$304

Avolon TLB Borrower 1 U.S. LLC
7.329% (TSFR1M + 2.000%) due 06/22/2028 ~		778	779

SkyMiles IP Ltd.
9.068% (TSFR03M + 3.750%) due 10/20/2027 ~		975	1,007

Worldpay LLC
8.309% (TSFR1M + 3.000%) due 01/31/2031 ~		800	804

Total Loan Participations and Assignments (Cost $2,951)			2,894

CORPORATE BONDS & NOTES 48.7%

BANKING & FINANCE 18.5%

Agree LP
2.000% due 06/15/2028		900	792
4.800% due 10/01/2032		1,800	1,704

AIA Group Ltd.
3.200% due 09/16/2040		900	673

AIB Group PLC
4.263% due 04/10/2025 •		500	500

Ally Financial, Inc.
6.848% due 01/03/2030 •		1,200	1,236

American Assets Trust LP
3.375% due 02/01/2031		1,100	898

American Tower Corp.
2.300% due 09/15/2031		2,800	2,287
2.750% due 01/15/2027		200	187
3.100% due 06/15/2050		500	333
3.125% due 01/15/2027		1,800	1,703

Antares Holdings LP
3.750% due 07/15/2027		1,200	1,097

Aon North America, Inc.
5.150% due 03/01/2029		1,800	1,811

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		250	220
3.600% due 09/15/2051		950	689

Athene Global Funding
2.500% due 01/14/2025		300	293

Aviation Capital Group LLC
4.875% due 10/01/2025		300	295
5.500% due 12/15/2024		600	598

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		646	575
5.500% due 01/15/2026		1,300	1,287

Banco Bilbao Vizcaya Argentaria SA
6.033% due 03/13/2035 •		1,800	1,828

Banco Bradesco SA
3.200% due 01/27/2025		200	195

Banco BTG Pactual SA
4.500% due 01/10/2025		600	592

Banco Santander Chile
2.700% due 01/10/2025		700	685

Bank of America Corp.
2.299% due 07/21/2032 •		300	246
2.831% due 10/24/2051 •		700	458
5.468% due 01/23/2035 •		1,700	1,712
5.819% due 09/15/2029 •		2,100	2,154

Barclays PLC
5.690% due 03/12/2030 •		1,600	1,609
6.125% due 12/15/2025 •(f)(g)		1,700	1,643
6.692% due 09/13/2034 •		1,600	1,705
7.125% due 06/15/2025 •(f)(g)	GBP	200	249

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050		$700	433
3.200% due 01/30/2052		3,000	2,054

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BNP Paribas SA
3.132% due 01/20/2033 •		$1,300	$1,107
4.500% due 02/25/2030 •(f)(g)		300	244

BPCE SA
4.500% due 03/15/2025		900	887
4.625% due 07/11/2024		1,200	1,194

Brixmor Operating Partnership LP
4.125% due 05/15/2029		200	189

Cantor Fitzgerald LP
7.200% due 12/12/2028		1,600	1,656

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,073

CI Financial Corp.
4.100% due 06/15/2051		900	563

Citigroup, Inc.
3.057% due 01/25/2033 •		1,100	936

CNA Financial Corp.
3.900% due 05/01/2029		400	379

Commonwealth Bank of Australia
3.743% due 09/12/2039 (g)		1,300	1,039

Corporate Office Properties LP
2.900% due 12/01/2033		2,100	1,648

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026 ^(c)		300	20

Credit Suisse AG
7.500% due 02/15/2028		700	755

Credit Suisse AG AT1 Claim		200	23

Crown Castle, Inc.
3.250% due 01/15/2051		600	411
4.000% due 03/01/2027		200	193
4.000% due 11/15/2049		800	622

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		4,200	4,063

Danske Bank AS
3.244% due 12/20/2025 •		300	294

Deutsche Bank AG
2.129% due 11/24/2026 •		1,100	1,038
2.625% due 12/16/2024	GBP	800	989
3.547% due 09/18/2031 •		$725	639
3.729% due 01/14/2032 •		2,400	2,023
3.742% due 01/07/2033 •		3,600	2,976

Discover Bank
4.650% due 09/13/2028		1,000	968

DOC DR LLC
3.950% due 01/15/2028		400	382

Equinix, Inc.
1.450% due 05/15/2026		1,000	920
3.000% due 07/15/2050		200	131
3.200% due 11/18/2029		400	358

Erste Group Bank AG
6.500% due 04/15/2024 •(f)(g)	EUR	1,400	1,512

Essex Portfolio LP
2.650% due 09/01/2050		$2,200	1,295

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		600	572
4.850% due 04/17/2028		500	494
6.350% due 03/22/2054		1,300	1,327

Ford Motor Credit Co. LLC
2.700% due 08/10/2026		1,200	1,119
2.748% due 06/14/2024	GBP	600	753
3.375% due 11/13/2025		$800	770
6.125% due 03/08/2034		600	604

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		424	424

GA Global Funding Trust
2.900% due 01/06/2032		1,100	904
5.500% due 01/08/2029		1,200	1,205

Global Atlantic Fin Co.
3.125% due 06/15/2031		2,750	2,280

GLP Capital LP
3.250% due 01/15/2032		3,500	2,950

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •		1,400	1,383
3.691% due 06/05/2028 •		1,600	1,531

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HAT Holdings LLC
3.375% due 06/15/2026		$1,000	$943

Healthcare Realty Holdings LP
3.500% due 08/01/2026		1,300	1,241

Host Hotels & Resorts LP
4.000% due 06/15/2025		1,000	979

HSBC Holdings PLC
2.633% due 11/07/2025 •		300	294
2.848% due 06/04/2031 •		1,600	1,381
4.041% due 03/13/2028 •		300	289
4.600% due 12/17/2030 •(f)(g)		1,700	1,442
5.402% due 08/11/2033 •		300	299
5.719% due 03/04/2035 •		1,800	1,822
6.500% due 03/23/2028 •(f)(g)		700	687

ING Groep NV
3.550% due 04/09/2024		1,200	1,200
5.550% due 03/19/2035 •		1,800	1,787

Intercontinental Exchange, Inc.
2.650% due 09/15/2040		3,200	2,309
3.000% due 06/15/2050		800	539

Invitation Homes Operating Partnership LP
2.700% due 01/15/2034		3,300	2,629

JPMorgan Chase & Co.
4.323% due 04/26/2028 •		1,800	1,759
4.565% due 06/14/2030 •		700	683
4.851% due 07/25/2028 •		200	198
5.350% due 06/01/2034 •		1,800	1,808
6.254% due 10/23/2034 •		1,400	1,496

KKR Group Finance Co. LLC
3.625% due 02/25/2050		400	292

Lloyds Banking Group PLC
1.875% due 01/15/2026 •	GBP	700	859
4.947% due 06/27/2025 •(f)(g)	EUR	300	319
5.679% due 01/05/2035 •		$2,500	2,516

LXP Industrial Trust
2.700% due 09/15/2030		500	419

Mid-America Apartments LP
3.750% due 06/15/2024		700	697

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		600	503

Mizuho Financial Group, Inc.
2.201% due 07/10/2031 •		1,400	1,172
2.226% due 05/25/2026 •		400	386

Morgan Stanley
0.000% due 04/02/2032 þ(h)		8,600	5,402
3.591% due 07/22/2028 ~		1,700	1,616
5.173% due 01/16/2030 •		100	100

Nasdaq, Inc.
2.500% due 12/21/2040		1,300	883

National Health Investors, Inc.
3.000% due 02/01/2031		800	657

Nationwide Building Society
4.000% due 09/14/2026		1,130	1,085

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		600	468

NatWest Group PLC
4.600% due 06/28/2031 •(f)(g)		200	156
5.076% due 01/27/2030 •		1,200	1,180
5.778% due 03/01/2035 •		1,800	1,826

NNN REIT, Inc.
3.500% due 10/15/2027		900	853

Nomura Holdings, Inc.
2.999% due 01/22/2032		2,300	1,944
3.103% due 01/16/2030		500	444

Nykredit Realkredit AS
1.500% due 10/01/2052	DKK	6,913	782

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		$1,600	1,367

OneMain Finance Corp.
3.500% due 01/15/2027		2,300	2,137

Pacific LifeCorp
3.350% due 09/15/2050		2,300	1,618

Park Intermediate Holdings LLC
4.875% due 05/15/2029		900	838

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	87

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pine Street Trust
4.572% due 02/15/2029		$1,000	$952

Prologis LP
2.250% due 01/15/2032		800	661
3.375% due 12/15/2027		300	285

Realty Income Corp.
4.450% due 09/15/2026		1,500	1,469

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,400	1,147

Sammons Financial Group, Inc.
3.350% due 04/16/2031		1,000	819

Santander U.K. Group Holdings PLC
1.532% due 08/21/2026 •		1,400	1,319
2.469% due 01/11/2028 •		1,400	1,287

Sirius Real Estate Ltd.
1.125% due 06/22/2026	EUR	1,100	1,100

Societe Generale SA
5.375% due 11/18/2030 •(f)(g)		$700	592

Standard Chartered PLC
2.819% due 01/30/2026 •		500	487
3.603% due 01/12/2033 •		2,200	1,863

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027		1,100	1,002

STORE Capital Corp.
2.700% due 12/01/2031		2,800	2,205

SURA Asset Management SA
4.375% due 04/11/2027		1,300	1,260

Synchrony Financial
2.875% due 10/28/2031		4,900	3,913

Teachers Insurance & Annuity Association of America
4.900% due 09/15/2044		1,100	1,010

UBS Group AG
3.091% due 05/14/2032 •		1,400	1,191
3.869% due 01/12/2029 •		1,700	1,608
4.125% due 09/24/2025		1,500	1,470
4.194% due 04/01/2031 •		250	232
4.375% due 02/10/2031 •(f)(g)		600	495
5.428% due 02/08/2030 •		2,100	2,104
6.301% due 09/22/2034 •		1,700	1,780

VICI Properties LP
3.875% due 02/15/2029		1,300	1,198

Wells Fargo & Co.
2.406% due 10/30/2025 •		1,100	1,079
2.572% due 02/11/2031 •		1,600	1,380
5.198% due 01/23/2030 •		1,700	1,697
5.557% due 07/25/2034 •		1,800	1,808

			171,301

INDUSTRIALS 23.6%

7-Eleven, Inc.
2.800% due 02/10/2051		1,000	622

AbbVie, Inc.
5.400% due 03/15/2054		1,500	1,545

Air Canada Pass-Through Trust
5.250% due 10/01/2030		872	858

Aker BP ASA
3.100% due 07/15/2031		1,000	855

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		1,016	992

Alcon Finance Corp.
3.800% due 09/23/2049		500	390

Allegion PLC
3.500% due 10/01/2029		600	554

Altice Financing SA
2.250% due 01/15/2025	EUR	400	413
4.250% due 08/15/2029		1,600	1,414

Altice France SA
4.250% due 10/15/2029		1,100	835

Altria Group, Inc.
4.800% due 02/14/2029		$258	256

American Airlines Pass-Through Trust
2.875% due 01/11/2036		2,851	2,429
3.350% due 04/15/2031		1,475	1,352

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 11/01/2028	$1,151	$1,088
3.600% due 04/15/2031	176	159
3.650% due 12/15/2029	337	310

Amgen, Inc.
3.000% due 02/22/2029	100	93
3.350% due 02/22/2032	1,600	1,429
5.150% due 03/02/2028	1,800	1,812

Anheuser-Busch InBev Worldwide, Inc.
4.950% due 01/15/2042	1,500	1,458

Aptiv PLC
3.100% due 12/01/2051	3,600	2,273
4.350% due 03/15/2029	600	582

Arrow Electronics, Inc.
2.950% due 02/15/2032	800	672

Ashtead Capital, Inc.
5.800% due 04/15/2034	1,700	1,699

AutoNation, Inc.
4.750% due 06/01/2030	400	384

Bacardi Ltd.
4.700% due 05/15/2028	1,200	1,172

BAE Systems PLC
3.000% due 09/15/2050	1,000	676

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	900	674

BAT Capital Corp.
4.390% due 08/15/2037	1,200	1,009
4.540% due 08/15/2047	400	309
4.758% due 09/06/2049	300	239
6.421% due 08/02/2033	1,800	1,884

Bayer U.S. Finance LLC
6.500% due 11/21/2033	3,300	3,359

Becton Dickinson & Co.
3.734% due 12/15/2024	177	175
3.794% due 05/20/2050	500	393

Berry Global, Inc.
1.570% due 01/15/2026	2,600	2,432

Boardwalk Pipelines LP
3.400% due 02/15/2031	2,000	1,775

Boeing Co.
2.750% due 02/01/2026	2,800	2,656
3.250% due 02/01/2035	700	551
3.600% due 05/01/2034	700	580
3.650% due 03/01/2047	400	281
3.750% due 02/01/2050	700	488
5.805% due 05/01/2050	1,800	1,705

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050	700	498

Bristol-Myers Squibb Co.
5.550% due 02/22/2054	2,100	2,161

British Airways Pass-Through Trust
3.300% due 06/15/2034	2,221	1,998
3.800% due 03/20/2033	621	585
4.125% due 03/20/2033	1,001	924

Broadcom, Inc.
3.137% due 11/15/2035	2,004	1,620
3.187% due 11/15/2036	925	737
3.469% due 04/15/2034	2,700	2,315
4.150% due 11/15/2030	202	191
4.300% due 11/15/2032	1,300	1,222

Cameron LNG LLC
3.302% due 01/15/2035	300	250

Carrier Global Corp.
3.377% due 04/05/2040	1,900	1,489

Catholic Health Services of Long Island Obligated Group
3.368% due 07/01/2050	500	361

CDW LLC
3.569% due 12/01/2031	1,100	968

Centene Corp.
2.450% due 07/15/2028	1,400	1,243
4.625% due 12/15/2029	500	475

Charter Communications Operating LLC
4.400% due 12/01/2061	4,200	2,746
4.800% due 03/01/2050	1,600	1,185
5.375% due 05/01/2047	2,500	2,016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Children’s Health System of Texas
2.511% due 08/15/2050	$1,500	$948

Cloud Software Group, Inc.
6.500% due 03/31/2029	600	570

Comcast Corp.
2.887% due 11/01/2051	215	140

CommonSpirit Health
3.910% due 10/01/2050	1,300	1,023

Conagra Brands, Inc.
5.300% due 11/01/2038	1,100	1,048

Continental Resources, Inc.
2.268% due 11/15/2026	2,000	1,842

CoStar Group, Inc.
2.800% due 07/15/2030	600	512

CSN Resources SA
4.625% due 06/10/2031	1,600	1,313

CVS Health Corp.
5.050% due 03/25/2048	800	727
6.000% due 06/01/2063	1,600	1,653

CVS Pass-Through Trust
4.704% due 01/10/2036	2,317	2,120

DAE Funding LLC
3.375% due 03/20/2028	1,900	1,757

Daimler Truck Finance North America LLC
2.000% due 12/14/2026	1,000	920

Dell International LLC
3.450% due 12/15/2051	2,132	1,502
4.000% due 07/15/2024	1,100	1,095
6.020% due 06/15/2026	224	227

Delta Air Lines, Inc.
4.500% due 10/20/2025	583	578
7.375% due 01/15/2026	1,700	1,754

Discovery Communications LLC
4.000% due 09/15/2055	3,203	2,194

eBay, Inc.
2.700% due 03/11/2030	600	531

Elevance Health, Inc.
4.650% due 01/15/2043	1,600	1,458
5.125% due 02/15/2053	2,100	2,014

Energy Transfer LP
3.900% due 05/15/2024	100	100
3.900% due 07/15/2026	1,200	1,164
4.050% due 03/15/2025	1,100	1,084
4.150% due 09/15/2029	700	665
5.950% due 05/15/2054	1,700	1,698
6.625% due 10/15/2036	500	530
7.500% due 07/01/2038	400	461

Entergy Louisiana LLC
4.200% due 04/01/2050	400	330

EQM Midstream Partners LP
4.125% due 12/01/2026	400	385

Expedia Group, Inc.
2.950% due 03/15/2031	176	154

Ferguson Finance PLC
3.250% due 06/02/2030	400	358

Fiserv, Inc.
3.200% due 07/01/2026	400	384

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	2,400	1,939

Ford Foundation
2.415% due 06/01/2050	700	445

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031	700	552

Global Payments, Inc.
2.900% due 05/15/2030	400	348
2.900% due 11/15/2031	3,100	2,603

Guara Norte SARL
5.198% due 06/15/2034	857	782

Helmerich & Payne, Inc.
2.900% due 09/29/2031	800	672

Hershey Co.
2.650% due 06/01/2050	500	325

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032	700	603

88	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031		$2,100	$1,882

Humana, Inc.
5.375% due 04/15/2031		1,400	1,401

Huntsman International LLC
4.500% due 05/01/2029		500	478

Hyatt Hotels Corp.
1.800% due 10/01/2024		1,300	1,273

Hyundai Capital America
2.100% due 09/15/2028		1,700	1,491

Imperial Brands Finance PLC
6.125% due 07/27/2027		800	816

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	700	733

Ingersoll Rand, Inc.
5.400% due 08/14/2028		$1,900	1,927

IRB Infrastructure Developers, Inc.
7.110% due 03/11/2032		1,300	1,320

JetBlue Pass-Through Trust
4.000% due 05/15/2034		1,366	1,269

Johnson & Johnson
2.250% due 09/01/2050		1,800	1,125

Leidos, Inc.
4.375% due 05/15/2030		400	379

Lennar Corp.
4.750% due 11/29/2027		1,300	1,284

Marvell Technology, Inc.
1.650% due 04/15/2026		1,700	1,582

Masco Corp.
7.750% due 08/01/2029		1,118	1,237

Masonite International Corp.
3.500% due 02/15/2030		2,000	1,771

Medline Borrower LP
3.875% due 04/01/2029		700	638

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		1,000	917
5.750% due 07/21/2028		600	570

Micron Technology, Inc.
3.477% due 11/01/2051		6,000	4,277

Motorola Solutions, Inc.
2.300% due 11/15/2030		2,500	2,100

MPLX LP
2.650% due 08/15/2030		2,000	1,721

National Fuel Gas Co.
2.950% due 03/01/2031		1,000	842

Netflix, Inc.
4.375% due 11/15/2026		1,500	1,478
4.875% due 04/15/2028		900	899
5.375% due 11/15/2029		400	408
5.875% due 11/15/2028		700	728

Newmont Corp.
2.800% due 10/01/2029		1,100	987
4.200% due 05/13/2050		400	330
5.750% due 11/15/2041		950	977

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		5,500	5,140

NXP BV
3.250% due 11/30/2051		1,300	887
3.875% due 06/18/2026		900	874

Owens Corning
3.400% due 08/15/2026		1,300	1,246

Penske Truck Leasing Co. LP
3.350% due 11/01/2029		500	453

Petroleos Mexicanos
6.950% due 01/28/2060		3,228	2,135

Pfizer Investment Enterprises Pte. Ltd.
5.300% due 05/19/2053		1,600	1,592

Prosus NV
4.027% due 08/03/2050		1,100	701
4.987% due 01/19/2052		3,400	2,503

PTC, Inc.
4.000% due 02/15/2028		400	374

QatarEnergy
3.125% due 07/12/2041		1,500	1,122

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QVC, Inc.
5.950% due 03/15/2043		$500	$317

Rackspace Technology Global, Inc.
5.375% due 12/01/2028		1,000	263

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030		1,200	983
2.800% due 09/15/2050		1,200	757

Revvity, Inc.
3.300% due 09/15/2029		300	272

Rockefeller Foundation
2.492% due 10/01/2050		400	257

Rogers Communications, Inc.
3.800% due 03/15/2032		1,300	1,169

Rolls-Royce PLC
3.625% due 10/14/2025		200	194
4.625% due 02/16/2026	EUR	800	874

Royalty Pharma PLC
3.550% due 09/02/2050		$1,100	759

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		1,500	1,496

Sands China Ltd.
2.300% due 03/08/2027 (j)		2,200	1,994
5.125% due 08/08/2025		500	494

Santos Finance Ltd.
3.649% due 04/29/2031		900	785

Sasol Financing USA LLC
4.375% due 09/18/2026		500	473

Saudi Arabian Oil Co.
2.875% due 04/16/2024		400	399

Smurfit Kappa Treasury ULC
5.777% due 04/03/2054 (b)		1,000	1,014

Southern Co.
3.250% due 07/01/2026		800	769

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		113	104

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	400	406

Stryker Corp.
2.900% due 06/15/2050		$400	276

Studio City Finance Ltd.
5.000% due 01/15/2029		500	440

Sutter Health
3.361% due 08/15/2050		1,200	884

Syngenta Finance NV
4.892% due 04/24/2025		958	945

T-Mobile USA, Inc.
3.000% due 02/15/2041		2,000	1,474
3.600% due 11/15/2060		2,900	2,035
3.875% due 04/15/2030		400	375
5.150% due 04/15/2034		1,400	1,396

TD SYNNEX Corp.
1.750% due 08/09/2026		800	732
2.375% due 08/09/2028		1,600	1,414

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		2,700	2,366

Texas Eastern Transmission LP
4.150% due 01/15/2048		2,800	2,249

Thermo Fisher Scientific, Inc.
1.500% due 10/01/2039	EUR	500	412

Time Warner Cable LLC
5.875% due 11/15/2040		$400	347

TMS Issuer SARL
5.780% due 08/23/2032		1,100	1,135

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		600	534
7.250% due 08/15/2038		150	172

Travel & Leisure Co.
6.600% due 10/01/2025		400	403

Tyson Foods, Inc.
5.400% due 03/15/2029		1,300	1,312
5.700% due 03/15/2034		1,800	1,825

Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025		3	3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines Pass-Through Trust
3.500% due 09/01/2031		$1,029	$947
4.000% due 10/11/2027		535	519
5.875% due 04/15/2029		4,013	4,004

Utah Acquisition Sub, Inc.
3.950% due 06/15/2026		2,400	2,319
5.250% due 06/15/2046		100	83

Vale Overseas Ltd.
3.750% due 07/08/2030		600	540

Valero Energy Corp.
3.650% due 12/01/2051		700	507

Vessel Management Services, Inc.
3.432% due 08/15/2036		1,238	1,109

VMware, Inc.
2.200% due 08/15/2031		4,200	3,420
3.900% due 08/21/2027		700	671

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025		600	586

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	1,600	1,596

Western Digital Corp.
2.850% due 02/01/2029		$1,500	1,307

Williams Cos., Inc.
8.750% due 03/15/2032		137	165

Woodside Finance Ltd.
3.700% due 09/15/2026		1,600	1,532
4.500% due 03/04/2029		700	676

Wynn Las Vegas LLC
5.250% due 05/15/2027		400	392

Wynn Macau Ltd.
5.500% due 01/15/2026		500	488

			218,560

UTILITIES 6.6%

AEP Texas, Inc.
4.150% due 05/01/2049		400	318
5.400% due 06/01/2033		600	599

American Water Capital Corp.
4.150% due 06/01/2049		300	253

Arizona Public Service Co.
2.650% due 09/15/2050		1,300	780

AT&T, Inc.
3.500% due 09/15/2053		400	282
3.550% due 09/15/2055		800	560
3.800% due 12/01/2057		2,681	1,943
3.850% due 06/01/2060		3,500	2,534

Blue Racer Midstream LLC
7.625% due 12/15/2025		200	201

Constellation Energy Generation LLC
3.250% due 06/01/2025		400	391

DTE Electric Co.
2.625% due 03/01/2031		300	260

Duke Energy Carolinas LLC
6.450% due 10/15/2032		700	764

Duke Energy Progress LLC
2.900% due 08/15/2051		1,700	1,104

Electricite de France SA
4.875% due 09/21/2038		1,400	1,253
6.900% due 05/23/2053		1,600	1,746

Enel Finance International NV
2.650% due 09/10/2024		600	592

Entergy Arkansas LLC
2.650% due 06/15/2051		800	488

Entergy Corp.
3.750% due 06/15/2050		400	294

Entergy Texas, Inc.
5.800% due 09/01/2053		1,200	1,240

Eversource Energy
2.900% due 03/01/2027		600	564

FirstEnergy Corp.
3.400% due 03/01/2050		1,600	1,104
5.100% due 07/15/2047		545	479

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	89

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FirstEnergy Transmission LLC
4.350% due 01/15/2025	$400	$395

Georgia Power Co.
3.250% due 03/15/2051	2,800	1,968

Indiana Michigan Power Co.
3.250% due 05/01/2051	700	475

Kentucky Utilities Co.
3.300% due 06/01/2050	500	351

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	2,300	2,300

New York State Electric & Gas Corp.
5.850% due 08/15/2033	600	619

Niagara Mohawk Power Corp.
5.664% due 01/17/2054	1,700	1,693

NRG Energy, Inc.
2.450% due 12/02/2027	1,100	989

Oi SA
10.000% due 07/27/2025 ^(c)	200	3

Oncor Electric Delivery Co. LLC
4.950% due 09/15/2052	1,100	1,036

ONEOK, Inc.
4.550% due 07/15/2028	2,500	2,453

Pacific Gas & Electric Co.
2.100% due 08/01/2027	700	631
3.300% due 12/01/2027	500	465
3.500% due 08/01/2050	1,700	1,163
3.950% due 12/01/2047	1,800	1,348
4.200% due 06/01/2041	700	564
4.250% due 03/15/2046	500	392
4.400% due 03/01/2032	2,500	2,309
4.550% due 07/01/2030	1,300	1,236
4.950% due 07/01/2050	1,600	1,378
5.550% due 05/15/2029	200	202

PacifiCorp
5.300% due 02/15/2031	1,700	1,706
5.350% due 12/01/2053	900	839
5.750% due 04/01/2037	400	407
6.250% due 10/15/2037	800	844

PECO Energy Co.
4.375% due 08/15/2052	1,000	870

Puget Energy, Inc.
4.100% due 06/15/2030	500	458

San Diego Gas & Electric Co.
4.300% due 04/01/2042	1,000	858

Sempra
5.500% due 08/01/2033	1,100	1,104
6.000% due 10/15/2039	500	511

SES SA
5.300% due 04/04/2043	1,800	1,340

Shell International Finance BV
3.625% due 08/21/2042	1,100	911

Southern California Edison Co.
3.650% due 02/01/2050	200	148
3.650% due 06/01/2051	1,400	1,035
5.625% due 02/01/2036	200	203
6.650% due 04/01/2029	200	211

Southern Co. Gas Capital Corp.
4.400% due 06/01/2043	1,600	1,343

Southwestern Electric Power Co.
3.250% due 11/01/2051	1,000	665

Telefonica Europe BV
8.250% due 09/15/2030	1,250	1,429

Verizon Communications, Inc.
4.125% due 08/15/2046	1,800	1,511

Virginia Electric & Power Co.
8.875% due 11/15/2038	300	402

Vodafone Group PLC
4.875% due 06/19/2049	1,000	896

Wisconsin Electric Power Co.
4.300% due 12/15/2045	2,400	2,000

Xcel Energy, Inc.
5.450% due 08/15/2033	1,400	1,392

		60,802

Total Corporate Bonds & Notes (Cost $515,377)		450,663

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.5%

CALIFORNIA 0.6%

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	$200	$235

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.714% due 06/01/2041	1,500	1,180

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	1,796

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,000	1,867

		5,078

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,336	2,697

MARYLAND 0.2%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
3.197% due 07/01/2050	2,200	1,575

NEW YORK 0.0%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	400	428

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	1,700	2,083

TEXAS 0.2%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2020
2.919% due 11/01/2050	2,400	1,738

Total Municipal Bonds & Notes (Cost $15,199)		13,599

U.S. GOVERNMENT AGENCIES 15.4%

Fannie Mae
0.000% due 11/15/2030 (d)	10,700	7,952
5.625% due 04/17/2028	100	105
6.210% due 08/06/2038	9,643	11,292

Freddie Mac
0.000% due 03/15/2031 (d)	1,100	803
2.750% due 11/25/2029	931	861
5.000% due 04/15/2038	28	28
6.750% due 03/15/2031	1,900	2,177

Ginnie Mae
3.500% due 11/20/2044	1,820	1,522
4.000% due 06/20/2048	111	105
5.500% due 10/20/2037	739	752

Resolution Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (a)	2,300	1,750
0.000% due 04/15/2030	4,100	3,106

U.S. Small Business Administration
5.290% due 12/01/2027	22	22

Uniform Mortgage-Backed Security
3.500% due 08/01/2046	2,274	2,075
4.000% due 10/01/2047 - 06/01/2049	159	151

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2054 - 05/01/2054	17,000	14,628
3.500% due 05/01/2054	11,800	10,569
4.000% due 05/01/2054	52,600	48,737
4.500% due 04/01/2054	7,400	7,048

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/01/2054	$13,900	$13,564
5.500% due 04/01/2054 - 05/01/2054	15,000	14,927

Total U.S. Government Agencies (Cost $143,778)		142,174

U.S. TREASURY OBLIGATIONS 71.8%

U.S. Treasury Bonds
1.375% due 11/15/2040 (l)	23,300	14,991
1.750% due 08/15/2041 (j)	195,390	131,934
1.875% due 02/15/2041 (j)(l)	96,900	67,584
2.000% due 11/15/2041 (j)(l)	108,500	76,153
2.250% due 05/15/2041 (l)	51,600	38,144
2.375% due 02/15/2042 (l)	4,100	3,051
2.750% due 08/15/2042 (l)	600	471
2.875% due 05/15/2043 (l)	1,637	1,301
3.125% due 02/15/2043 (l)	23,100	19,145
3.250% due 05/15/2042	32,700	27,806
4.250% due 02/15/2054	11,400	11,214
4.375% due 08/15/2043 (j)	24,600	24,316
4.750% due 11/15/2043 (j)	11,500	11,933
4.750% due 11/15/2053 (j)	44,000	46,980

U.S. Treasury Inflation Protected Securities (e)
0.125% due 02/15/2051	15,397	9,219
0.125% due 02/15/2052	554	327
0.250% due 02/15/2050	4,078	2,578
0.625% due 02/15/2043	671	515
0.750% due 02/15/2045	2,226	1,711
1.000% due 02/15/2049	1,348	1,057
2.125% due 02/15/2054	1,708	1,729

U.S. Treasury Notes
3.875% due 05/15/2043 (j)	164,150	151,550

U.S. Treasury STRIPS (d)
0.000% due 08/15/2040 (d)	4,500	2,232
0.000% due 11/15/2040 (d)	12,200	5,979
0.000% due 08/15/2042 (d)	2,600	1,151
0.000% due 05/15/2043 (d)	5,800	2,483
0.000% due 11/15/2043 (d)	1,000	419
0.000% due 11/15/2044 (d)	13,200	5,285
0.000% due 08/15/2047 (d)	7,400	2,621

Total U.S. Treasury Obligations (Cost $814,680)		663,879

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.3%

American Home Mortgage Investment Trust
6.024% due 11/25/2045 •	630	544

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032	2,500	1,978
7.340% due 03/15/2037 •	500	500

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	1,100	1,020
4.957% due 08/10/2035 ~	700	585

Bear Stearns Adjustable Rate Mortgage Trust
5.040% due 01/25/2035 ~	1	1

Citigroup Mortgage Loan Trust
6.242% due 03/25/2034 ~	20	18

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.140% due 12/26/2059 ~	439	443
3.393% due 04/25/2043 ~	380	362

Downey Savings & Loan Association Mortgage Loan Trust
6.143% due 07/19/2044 ~	14	13

Fontainebleau Miami Beach Trust
3.144% due 12/10/2036	2,200	2,148

GSMPS Mortgage Loan Trust
5.794% due 01/25/2036 •	669	539

IndyMac IMSC Mortgage Loan Trust
5.804% due 07/25/2047 •	61	41

IndyMac INDX Mortgage Loan Trust
5.824% due 04/25/2037 •	983	828

Merrill Lynch Mortgage Investors Trust
5.188% due 11/25/2035 •	272	251

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	642	606
4.500% due 05/25/2058 ~	127	123

90	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
7.020% due 02/25/2034 «~		$3	$2

Structured Asset Mortgage Investments Trust
5.824% due 07/25/2046 •		29	20
5.884% due 05/25/2036 •		50	39

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		373	349
6.444% due 05/25/2058 •		92	93
6.444% due 10/25/2059 •		73	74

WaMu Mortgage Pass-Through Certificates Trust
3.398% due 01/25/2037 ~		410	333
5.814% due 05/25/2034 •		576	516
6.137% due 08/25/2046 •		370	297
6.284% due 06/25/2044 •		48	44

Total Non-Agency Mortgage-Backed Securities (Cost $12,656)			11,767

ASSET-BACKED SECURITIES 1.9%

Accredited Mortgage Loan Trust
5.565% due 01/25/2035 •		340	323

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •		441	442

Barings CLO Ltd.
6.526% due 04/15/2031 •		2,030	2,031

BHG Securitization Trust
5.320% due 10/17/2035		335	334

BlueMountain Fuji EUR CLO DAC
4.592% due 07/15/2030 •	EUR	384	414

Capital Four U.S. CLO Ltd.
7.494% due 01/20/2037 •		$2,900	2,922

Countrywide Asset-Backed Certificates Trust
3.641% due 04/25/2036 •		1,800	1,629

Dryden CLO Ltd.
6.626% due 07/15/2031 •		2,406	2,406

Equifirst Loan Securitization Trust
5.614% due 04/25/2037 •		582	527

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harvest CLO DAC
4.702% due 07/15/2031 •	EUR	1,600	$1,714

HSI Asset Securitization Corp. Trust
5.764% due 05/25/2037 •		$17	17

JP Morgan Mortgage Acquisition Corp.
6.149% due 09/25/2035 •		172	170

PFP Ltd.
7.600% due 08/19/2035 •		2,500	2,510

Securitized Asset-Backed Receivables LLC Trust
5.924% due 03/25/2036 «•		233	222

SLM Private Education Loan Trust
10.190% due 10/15/2041 •		1,497	1,610

Structured Asset Investment Loan Trust
5.744% due 06/25/2036 •		203	189

Total Asset-Backed Securities (Cost $17,557)			17,460

SOVEREIGN ISSUES 1.8%

Australia Government International Bond
1.000% due 11/21/2031	AUD	1,800	953

Brazil Government International Bond
7.125% due 05/13/2054		$1,700	1,715

Israel Government International Bond
5.750% due 03/12/2054		1,800	1,727

Mexico Government International Bond
6.400% due 05/07/2054		1,400	1,398

Perusahaan Penerbit SBSN Indonesia
2.800% due 06/23/2030		700	619

Saudi Government International Bond
5.000% due 01/16/2034		1,700	1,692

United Kingdom Gilt
4.375% due 07/31/2054	GBP	6,840	8,575

Total Sovereign Issues (Cost $17,103)			16,679

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (i) 0.1%
		$570

Total Short-Term Instruments (Cost $570)		570

Total Investments in Securities (Cost $1,539,871)		1,319,685

	SHARES
INVESTMENTS IN AFFILIATES 6.8%

SHORT-TERM INSTRUMENTS 6.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.8%
PIMCO Short-Term Floating NAV Portfolio III	6,508,579	63,309

Total Short-Term Instruments (Cost $63,309)		63,309

Total Investments in Affiliates (Cost $63,309)		63,309

Total Investments 149.6% (Cost $1,603,180)		$1,382,994

Financial Derivative Instruments (k)(m) (0.2)% (Cost or Premiums, net $16,970)		(1,402)

Other Assets and Liabilities, net (49.4)%		(457,410)

Net Assets 100.0%		$924,182

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Security is not accruing income as of the date of this report.

(d)	Zero coupon security.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

(h) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	0.000%	04/02/2032	02/11/2020	$7,587	$5,402	0.59%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	91

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$570	U.S. Treasury Notes 5.000% due 09/30/2025	$(581)	$570	$570

Total Repurchase Agreements						$(581)	$570	$570

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	4.300%	11/22/2023	TBD	(3)	$(670)	$(681)
SGY	5.430	04/01/2024	04/08/2024		(12,176)	(12,175)
STR	5.460	03/28/2024	04/01/2024		(318,199)	(318,392)
	5.470	04/01/2024	04/02/2024		(260,251)	(260,251)

Total Reverse Repurchase Agreements						$(591,499)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
UBS	5.420%	02/27/2024	04/26/2024	$ (43,661)	$(43,884)

Total Sale-Buyback Transactions					$(43,884)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$0	$(681)	$0	$(681)	$725	$44
FICC	570	0	0	570	(581)	(11)
SGY	0	(12,175)	0	(12,175)	0	(12,175)
STR	0	(578,643)	0	(578,643)	321,932	(256,711)

Master Securities Forward Transaction Agreement
UBS	0	0	(43,884)	(43,884)	43,762	(122)

Total Borrowings and Other Financing Transactions	$570	$(591,499)	$(43,884)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(681)	$(681)
U.S. Treasury Obligations	(318,392)	0	0	0	(318,392)

Total	$(318,392)	$0	$0	$(681)	$(319,073)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(43,884)	0	0	(43,884)

Total	$0	$(43,884)	$0	$0	$(43,884)

Total Borrowings	$(318,392)	$(43,884)	$0	$(681)	$(362,957)

Payable for reverse repurchase agreements and sale-buyback financing transactions(6)					$(362,957)

92	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

(j)	Securities with an aggregate market value of $366,969 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(305,995) at a weighted average interest rate of 5.255%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(164) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(272,426) is outstanding at period end.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	15	$15	$(5)	$(1)
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	26	26	(8)	(4)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	15	15	(5)	(6)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	26	26	(14)	(3)

Total Written Options					$(32)	$(14)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini S&P 500 Index June Futures	06/2024	1,211	$321,430	$5,827	$22	$0

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Japan Government 10-Year Bond June Futures	06/2024	6	$(5,774)	$(1)	$8	$(6)
U.S. Treasury 5-Year Note June Futures	06/2024	552	(59,073)	(126)	65	0
U.S. Treasury 10-Year Note June Futures	06/2024	184	(20,387)	(127)	14	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	274	(31,403)	(288)	0	(4)
United Kingdom Long Gilt June Futures	06/2024	42	(5,298)	(15)	0	(22)

				$(557)	$87	$(32)

Total Futures Contracts				$5,270	$109	$(32)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
American International Group, Inc.	1.000%	Quarterly	12/20/2026	0.322%		$600	$13	$(2)	$11	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.293		1,800	0	3	3	0	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.323		800	11	(7)	4	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.473		700	13	(5)	8	0	0
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.515		1,200	14	1	15	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2027	0.544		1,300	(7)	25	18	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595		200	(1)	4	3	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.732		1,600	(6)	18	12	0	0
Boeing Co.	1.000	Quarterly	06/20/2029	1.073		1,800	9	(14)	(5)	1	0
British Telecommunications PLC	1.000	Quarterly	12/20/2025	0.221	EUR	800	10	2	12	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	0.442		200	(2)	6	4	0	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	0.475		$1,400	(2)	21	19	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170		2,400	15	28	43	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204		300	3	3	6	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	93

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
General Motors Co.	5.000%	Quarterly	12/20/2026	0.493%		$390	$74	$(28)	$46	$0	$0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825		530	64	22	86	1	0
MetLife, Inc.	1.000	Quarterly	06/20/2028	0.519		700	(13)	26	13	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	0.266	EUR	1,000	(141)	151	10	0	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	0.317		1,600	(163)	184	21	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.400		$4,300	97	(42)	55	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.439		900	21	(8)	13	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.518		700	0	13	13	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2028	0.567		200	0	4	4	0	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	0.672	EUR	900	(13)	26	13	1	0
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	0.342		$6,300	45	64	109	0	(3)

							$41	$495	$536	$3	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$460	$(17)	$15	$(2)	$0	$0
CDX.EM-40 5-Year Index	1.000	Quarterly	12/20/2028	400	(20)	10	(10)	0	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	1,900	26	18	44	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	23,700	398	151	549	2	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	43,800	980	24	1,004	4	0

					$1,367	$218	$1,585	$6	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	6,200	$(141)	$8	$(133)	$0	$(18)
Pay	1-Day GBP-SONIO Compounded-OIS	4.320	Annual	10/20/2033		300	(2)	21	19	1	0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		300	(1)	0	(1)	0	(1)
Pay	1-Day GBP-SONIO Compounded-OIS	1.060	Annual	02/21/2052		700	(9)	(395)	(404)	5	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.101	Annual	02/21/2052		700	(9)	(388)	(397)	5	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.175	Annual	02/28/2052		900	(12)	(483)	(495)	6	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	09/20/2043	JPY	330,000	48	51	99	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	3.667	Annual	05/31/2028		$22,000	0	367	367	38	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/22/2030		400	(1)	(6)	(7)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		90,210	8,132	11,315	19,447	117	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		60,600	6,296	4,402	10,698	71	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.156	Annual	03/10/2033		2,000	0	36	36	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.950	Annual	09/13/2033		1,360	(5)	5	0	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.165	Annual	09/27/2033		1,700	(7)	38	31	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		700	(3)	17	14	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		700	(3)	16	13	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		700	0	17	17	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		800	(4)	23	19	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.620	Annual	01/31/2034		400	(2)	(6)	(8)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	03/05/2034		800	(3)	(11)	(14)	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		1,800	50	(20)	30	0	(5)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	3,100	(54)	106	52	11	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	03/20/2034		1,900	(54)	85	31	7	0
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028	EUR	300	(1)	(6)	(7)	0	(1)
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		400	(1)	(7)	(8)	0	(1)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		900	(2)	(5)	(7)	0	(2)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		800	(1)	(4)	(5)	0	(2)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		500	(1)	(4)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		600	(1)	0	(1)	0	(2)
Pay	6-Month EUR-EURIBOR	0.175	Annual	03/17/2033		13,870	(443)	(2,847)	(3,290)	56	0
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		200	(1)	(11)	(12)	0	(1)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		400	(2)	(23)	(25)	0	(2)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		300	(1)	(13)	(14)	0	(2)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		400	(1)	(16)	(17)	0	(2)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		600	(2)	(13)	(15)	0	(3)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		400	(1)	(10)	(11)	0	(2)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		700	(3)	0	(3)	0	(4)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		500	(2)	10	8	3	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		500	(2)	10	8	2	0

94	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	6-Month EUR-EURIBOR	2.670%	Annual	04/03/2034	EUR	300	$(1)	$(2)	$(3)	$0	$(3)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		11,700	199	67	266	67	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2053		4,630	453	1,947	2,400	0	(36)
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		5,300	(276)	5	(271)	0	(64)

							$14,126	$14,276	$28,402	$393	$(166)

Total Swap Agreements							$15,534	$14,989	$30,523	$402	$(169)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$109	$402	$511	$(14)	$(32)	$(169)	$(215)

(l)

Securities with an aggregate market value of $29,052 and cash of $4,151 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	AUD	16		$10	$0	$0
	04/2024		$358	AUD	545	0	(2)
	05/2024		10		16	0	0

BOA	04/2024	AUD	22		$15	0	0
	04/2024	DKK	2,379		346	2	0
	04/2024	GBP	938		1,199	15	0
	05/2024	DKK	2,505		365	2	0
	05/2024		$15	AUD	22	0	0

BPS	04/2024	GBP	7,582		$9,625	55	0
	04/2024		$286	AUD	439	1	0
	05/2024	DKK	3,189		$464	2	0

BRC	04/2024		1,538		50,196	0	(26)
	05/2024	GBP	1,803		$2,280	4	0
	05/2024		$2,280	TRY	77,431	5	(4)
	06/2024	MXN	46		$3	0	0
	06/2024		$445	TRY	16,099	9	0

CBK	04/2024	AUD	3,408		$2,250	29	0
	04/2024	BRL	13,020		2,596	0	0
	04/2024	GBP	974		1,241	12	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	95

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2024		$2,634	BRL	13,020	$0	$(38)
	05/2024		2,596		13,062	0	0

DUB	04/2024	BRL	474		$95	1	0
	04/2024	EUR	17,592		19,121	142	0
	04/2024		$95	BRL	474	0	0
	06/2024		923	MXN	15,684	8	0
	07/2024		95	BRL	478	0	(1)
	03/2025		11	TRY	516	0	0

FAR	04/2024	BRL	4,172		$835	3	0
	04/2024		$847	BRL	4,172	0	(15)

GLM	04/2024		318	TRY	10,387	0	(2)
	05/2024	TRY	485		$14	0	0
	05/2024		$430	TRY	14,885	8	0
	06/2024		573		20,393	0	(1)

JPM	04/2024	BRL	9,031		$1,806	6	0
	04/2024		$1,808	BRL	9,031	0	(7)
	05/2024		1,305	TRY	44,503	1	(1)
	06/2024		3,616	MXN	61,403	32	0
	07/2024		1,806	BRL	9,109	0	(6)
	03/2025		9	TRY	455	0	0

MBC	04/2024	AUD	1,278		$831	0	(2)
	04/2024		$4,170	CAD	5,656	6	0
	04/2024		11,992	GBP	9,494	0	(9)
	05/2024	CAD	5,654		$4,170	0	(6)
	05/2024	GBP	9,494		11,994	9	0

MYI	04/2024	CAD	5,676		4,181	0	(10)
	04/2024		$19,038	EUR	17,592	0	(59)
	05/2024	EUR	17,592		$19,061	60	0
	06/2024	TWD	61,171		1,973	55	0

NGF	06/2024		$1,385	INR	115,675	0	(1)

RBC	04/2024	DKK	284		$41	0	0
	05/2024	GBP	2,173		2,742	0	(1)

SCX	04/2024	DKK	3,042		444	4	0
	06/2024	TWD	66,509		2,169	83	0
	06/2024		$3,057	INR	254,895	0	(8)

SSB	04/2024	BRL	9,470		$1,895	7	0
	04/2024		$1,894	BRL	9,470	0	(6)

TOR	04/2024		3,612	AUD	5,510	0	(21)
	05/2024		12		19	0	0

UAG	04/2024	AUD	1,752		$1,145	3	0
	05/2024		$1,146	AUD	1,752	0	(3)

Total Forward Foreign Currency Contracts						$564	$(230)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.920%	02/27/2025	1,500	$65	$49

Total Purchased Options							$65	$49

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	900	$(2)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	900	(2)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	500	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	500	(2)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	500	(1)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	500	(1)	0

96	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.244%	02/27/2025	5,700	$(66)	$(49)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	800	(1)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	800	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	800	(3)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	750	(3)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	750	(3)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	750	(3)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	700	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	750	(3)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	700	(2)	(1)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	1,200	(2)	(2)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	1,200	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	800	(3)	(2)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	400	(1)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	400	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	500	(1)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	500	(1)	(1)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	1,600	(4)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	1,600	(4)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	800	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	800	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	800	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	400	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	400	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	800	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	800	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	800	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	800	(2)	(1)

							$ (151)	$(83)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$96.766	04/04/2024	1,100	$(3)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.195	06/06/2024	1,100	(5)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	99.195	06/06/2024	1,100	(4)	(3)

					$(12)	$(8)

Total Written Options					$(163)	$(91)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2026	0.625%	$	100	$(4)	$5	$1	$0

BRC	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.321		400	(2)	4	2	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.224		100	(1)	1	0	0

GST	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835		100	(1)	2	1	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	0.518		1,800	(76)	79	3	0

JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.360		100	(1)	2	1	0

MYC	Brazil Government International Bond	1.000	Quarterly	06/20/2027	0.849		1,000	(62)	67	5	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.461		400	1	5	6	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.531		100	0	1	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	0.723		100	(2)	3	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835		400	(4)	7	3	0

								$(152)	$176	$24	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	97

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
CBK	CDX.HY-33 5-Year Index 35-100%	5.000%	Quarterly	12/20/2024	$8,191	$1,364	$(1,058)	$306	$0

MYC	CDX.HY-37 5-Year Index 25-35%	5.000	Quarterly	12/20/2026	2,600	354	(46)	308	0

						$1,718	$(1,104)	$614	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	S&P 500 Total Return Index	10,298	5.760% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/02/2024	$117,583	$0	$(511)	$0	$(511)
CBK	Receive	S&P 500 Total Return Index	677	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/10/2024	7,730	0	(33)	0	(33)
FAR	Receive	S&P 500 Total Return Index	1,607	5.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/05/2024	18,349	0	(79)	0	(79)
	Receive	S&P 500 Total Return Index	1,644	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/26/2024	18,771	0	(81)	0	(81)
JPM	Receive	S&P 500 Total Return Index	2,296	5.760% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2024	26,216	0	(114)	0	(114)
	Receive	S&P 500 Total Return Index	7,698	5.740% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2024	87,896	0	(381)	0	(381)
MBC	Receive	S&P 500 Total Return Index	268	5.615% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/17/2024	3,060	0	(13)	0	(13)
RBC	Receive	S&P 500 Total Return Index	9,903	5.620% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024	113,073	0	(480)	0	(480)
	Receive	S&P 500 Total Return Index	393	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/10/2024	4,487	0	(19)	0	(19)
	Receive	S&P 500 Total Return Index	3,905	5.770% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/10/2024	44,587	0	(194)	0	(194)
	Receive	S&P 500 Total Return Index	1,533	5.780% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/17/2024	17,504	0	(76)	0	(76)
	Receive	S&P 500 Total Return Index	853	5.750% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024	9,740	0	(42)	0	(42)
	Receive	S&P 500 Total Return Index	1,224	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2024	13,976	0	(61)	0	(61)
	Receive	S&P 500 Total Return Index	4,396	5.740% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/13/2024	50,194	0	(218)	0	(218)
TOR	Receive	S&P 500 Total Return Index	785	5.850% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/07/2024	8,963	0	(40)	0	(40)
	Receive	S&P 500 Total Return Index	1,451	5.780% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/25/2024	16,567	0	(96)	0	(96)
UAG	Receive	S&P 500 Total Return Index	2,357	5.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/21/2024	26,912	0	(118)	0	(118)
	Receive	S&P 500 Total Return Index	1,454	5.770% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/22/2025	16,602	0	(72)	0	(72)

								$0	$(2,628)	$0	$(2,628)

Total Swap Agreements								$1,566	$(3,556)	$638	$(2,628)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
BOA	19	0	1	20	0	0	0	0	20	0	20
BPS	58	0	0	58	0	0	0	0	58	0	58
BRC	18	0	2	20	(30)	0	(511)	(541)	(521)	(3,080)	(3,601)
CBK	41	0	306	347	(39)	(5)	(34)	(78)	269	(592)	(323)
DUB	151	0	0	151	(1)	0	0	(1)	150	0	150
FAR	3	0	0	3	(15)	0	(160)	(175)	(172)	(840)	(1,012)

98	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
GLM	$8	$49	$0	$57	$(3)	$(61)	$0	$(64)	$(7)	$0	$(7)
GST	0	0	4	4	0	0	0	0	4	0	4
JPM	39	0	1	40	(14)	(16)	(495)	(525)	(485)	(2,970)	(3,455)
MBC	15	0	0	15	(17)	0	(13)	(30)	(15)	0	(15)
MYC	0	0	324	324	0	(9)	0	(9)	315	(304)	11
MYI	115	0	0	115	(69)	0	0	(69)	46	0	46
NGF	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
RBC	0	0	0	0	(1)	0	(1,089)	(1,090)	(1,090)	(6,685)	(7,775)
SCX	87	0	0	87	(8)	0	0	(8)	79	0	79
SSB	7	0	0	7	(6)	0	0	(6)	1	0	1
TOR	0	0	0	0	(21)	0	(136)	(157)	(157)	(900)	(1,057)
UAG	3	0	0	3	(3)	0	(190)	(193)	(190)	(990)	(1,180)

Total Over the Counter	$564	$49	$638	$1,251	$(230)	$(91)	$(2,628)	$(2,949)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$22	$0	$87	$109
Swap Agreements	0	9	0	0	393	402

	$0	$9	$22	$0	$480	$511

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$564	$0	$564
Purchased Options	0	0	0	0	49	49
Swap Agreements	0	638	0	0	0	638

	$0	$638	$0	$564	$49	$1,251

	$0	$647	$22	$564	$529	$1,762

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	99

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	32	32
Swap Agreements	0	3	0	0	166	169

	$0	$3	$0	$0	$212	$215

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$230	$0	$230
Written Options	0	0	0	0	91	91
Swap Agreements	0	0	2,628	0	0	2,628

	$0	$0	$2,628	$230	$91	$2,949

	$0	$3	$2,628	$230	$303	$3,164

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$121	$121
Futures	0	0	65,083	0	3,593	68,676
Swap Agreements	0	1,679	0	0	4,394	6,073

	$0	$1,679	$65,083	$0	$8,108	$74,870

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(366)	$0	$(366)
Purchased Options	0	0	0	0	55	55
Written Options	0	0	0	0	797	797
Swap Agreements	0	590	110,886	0	0	111,476

	$0	$590	$110,886	$(366)	$852	$111,962

	$0	$2,269	$175,969	$(366)	$8,960	$186,832

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(15)	$(15)
Futures	0	0	(9,908)	0	1,410	(8,498)
Swap Agreements	0	507	0	0	7,486	7,993

	$0	$507	$(9,908)	$0	$8,881	$(520)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$858	$0	$858
Purchased Options	0	0	0	0	5	5
Written Options	0	0	0	0	40	40
Swap Agreements	0	(246)	(780)	0	0	(1,026)

	$0	$(246)	$(780)	$858	$45	$(123)

	$0	$261	$(10,688)	$858	$8,926	$(643)

100	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,894	$0	$2,894
Corporate Bonds & Notes
Banking & Finance	0	171,301	0	171,301
Industrials	0	218,560	0	218,560
Utilities	0	60,802	0	60,802
Municipal Bonds & Notes
California	0	5,078	0	5,078
Georgia	0	2,697	0	2,697
Maryland	0	1,575	0	1,575
New York	0	428	0	428
Ohio	0	2,083	0	2,083
Texas	0	1,738	0	1,738
U.S. Government Agencies	0	142,174	0	142,174
U.S. Treasury Obligations	0	663,879	0	663,879
Non-Agency Mortgage-Backed Securities	0	11,765	2	11,767
Asset-Backed Securities	0	17,238	222	17,460
Sovereign Issues	0	16,679	0	16,679
Short-Term Instruments
Repurchase Agreements	0	570	0	570

	$0	$1,319,461	$224	$1,319,685

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$63,309	$0	$0	$63,309

Total Investments	$63,309	$1,319,461	$224	$1,382,994

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	30	481	0	511
Over the counter	0	1,251	0	1,251

	$30	$1,732	$0	$1,762

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(28)	(187)	0	(215)
Over the counter	0	(2,949)	0	(2,949)

	$(28)	$(3,136)	$0	$(3,164)

Total Financial Derivative Instruments	$2	$(1,404)	$0	$(1,402)

Totals	$63,311	$1,318,057	$224	$1,381,592

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	101

Schedule of Investments	PIMCO StocksPLUS® Short Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.6%

CORPORATE BONDS & NOTES 7.8%

BANKING & FINANCE 6.1%

AerCap Ireland Capital DAC
2.875% due 08/14/2024	$500	$494

Bank of America Corp.
3.705% due 04/24/2028 •	1,025	981
6.695% (SOFRRATE + 1.330%) due 04/02/2026 ~	500	504

Barclays PLC
6.224% due 05/09/2034 •	400	413

Credit Suisse AG AT1 Claim	1,078	124

Goldman Sachs Group, Inc.
3.615% due 03/15/2028 •	1,000	957
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~	600	614

ING Groep NV
5.750% due 11/16/2026 •(e)(f)	500	476

JPMorgan Chase & Co.
1.040% due 02/04/2027 •	100	93
1.578% due 04/22/2027 •	200	185
3.782% due 02/01/2028 •	200	193
3.960% due 01/29/2027 •	300	293
5.040% due 01/23/2028 •	100	100

Morgan Stanley
1.512% due 07/20/2027 •	500	459
6.296% due 10/18/2028 •	100	103

Morgan Stanley Bank NA
4.952% due 01/14/2028 •	100	100

UBS Group AG
6.327% due 12/22/2027 •	600	613

VICI Properties LP
4.750% due 02/15/2028	100	98

Wells Fargo & Co.
2.393% due 06/02/2028 •	1,100	1,007
3.196% due 06/17/2027 •	300	286

		8,093

INDUSTRIALS 1.4%

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	300	279

CVS Pass-Through Trust
6.943% due 01/10/2030	330	338

MPLX LP
2.650% due 08/15/2030	400	344

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	700	666
4.810% due 09/17/2030	200	187

		1,814

UTILITIES 0.3%

Pacific Gas & Electric Co.
4.550% due 07/01/2030	400	381

Total Corporate Bonds & Notes (Cost $10,277)		10,288

U.S. GOVERNMENT AGENCIES 23.3%

Fannie Mae
4.897% due 06/01/2035 •	2	2
5.260% due 09/01/2035 •	4	4
5.688% due 06/01/2034 •	10	11
5.730% due 06/01/2035 •	2	2
5.785% due 07/25/2037 - 09/25/2042 •	30	29
5.805% due 07/01/2035 •	1	1
5.815% due 07/25/2037 •	33	32
5.835% due 09/25/2035 •	67	66
5.845% due 09/25/2035 •	148	147
6.067% due 12/01/2033 •	1	1
6.155% due 06/25/2037 •	286	286
6.274% due 12/01/2033 •	3	3
6.854% due 11/01/2035 •	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
3.000% due 09/01/2032	$708	$671
4.000% due 01/01/2048 - 03/01/2049	84	80
5.000% due 06/01/2030 - 01/01/2039	587	592
5.494% due 06/01/2035 •	5	5
5.500% due 01/01/2035 - 03/01/2039	104	107
5.813% due 03/15/2037 •	299	295
6.000% due 08/01/2027 - 12/01/2037	22	22
6.011% due 11/01/2034 •	2	2
6.133% due 08/15/2037 •	417	416
6.143% due 10/15/2037 •	66	66
6.153% due 05/15/2037 - 09/15/2037 •	477	478

Ginnie Mae
5.000% due 04/15/2035 - 03/15/2042	2,158	2,179
6.000% due 07/15/2037 - 08/15/2037	20	21

U.S. Small Business Administration
4.430% due 05/01/2029	42	41

Uniform Mortgage-Backed Security
3.000% due 01/01/2027	175	170
4.000% due 01/01/2025 - 06/01/2026	17	17
4.500% due 06/01/2025 - 10/01/2052	3,320	3,193
5.000% due 11/01/2025 - 01/01/2029	15	15
5.500% due 02/01/2025 - 09/01/2041	3,046	3,098
6.000% due 10/01/2026 - 05/01/2041	2,174	2,248

Uniform Mortgage-Backed Security, TBA
5.000% due 05/01/2054	2,700	2,635
5.500% due 05/01/2054	3,300	3,284
6.000% due 05/01/2054	5,700	5,751
6.500% due 04/01/2054	4,700	4,802

Total U.S. Government Agencies (Cost $31,042)		30,773

U.S. TREASURY OBLIGATIONS 12.4%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2024	7,273	7,282
0.125% due 10/15/2024	3,125	3,106
0.125% due 04/15/2025	478	466
0.250% due 01/15/2025 (i)	3,385	3,327
0.625% due 07/15/2032 (k)	2,016	1,829
1.750% due 01/15/2034	301	297

Total U.S. Treasury Obligations (Cost $16,302)		16,307

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.0%

Banc of America Funding Trust
5.157% due 05/25/2035 ~	1	1

Banc of America Mortgage Trust
5.141% due 07/25/2035 ~	91	84

Bear Stearns Adjustable Rate Mortgage Trust
4.692% due 11/25/2034 ~	15	14
5.423% due 11/25/2034 «~	2	1
5.877% due 12/25/2035 «~	2	2

Bear Stearns ALT-A Trust
5.292% due 10/25/2035 ~	486	408

BFLD Trust
6.529% due 10/15/2034 •	800	799

BX Trust
6.075% due 04/15/2039 •	572	564

Chase Mortgage Finance Trust
4.365% due 09/25/2036 ~	103	82
4.734% due 12/25/2035 ~	39	36
6.000% due 12/25/2036 «	129	54

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
6.170% due 09/25/2062 þ	$1,326	$1,327
6.980% due 05/25/2035 •	1	1
7.780% due 10/25/2035 •	2	2

COLT Mortgage Loan Trust
1.325% due 10/26/2065 ~	511	458

Countrywide Alternative Loan Trust
5.500% due 07/25/2035 «	2	2
5.824% due 09/25/2046 •	535	496
6.000% due 05/25/2037	1,294	590
6.004% due 02/25/2037 •	70	56

Countrywide Home Loan Mortgage Pass-Through Trust
4.706% due 11/25/2034 ~	116	105
5.077% due 02/20/2035 «~	2	2
7.884% due 02/20/2036 •	2	1

DBGS Mortgage Trust
6.835% due 10/15/2036 •	800	780

GS Mortgage Securities Corp. Trust
6.823% due 07/15/2031 •	494	357

GSR Mortgage Loan Trust
4.437% due 11/25/2035 ~	3	3
4.571% due 11/25/2035 ~	189	157
5.063% due 09/25/2035 ~	3	3
6.000% due 02/25/2036	2,687	1,101
6.000% due 07/25/2037 «	8	5
6.000% due 07/25/2037	698	454

HarborView Mortgage Loan Trust
4.046% due 06/19/2036 ~	647	331
5.781% due 12/19/2036 •	56	51
5.881% due 05/19/2035 •	5	4

IndyMac INDX Mortgage Loan Trust
3.098% due 06/25/2037 ~	1,321	1,033
3.718% due 06/25/2036 ~	1,331	1,146

JP Morgan Alternative Loan Trust
3.838% due 05/25/2036 ~	656	366

JP Morgan Mortgage Trust
4.048% due 10/25/2036 ~	295	211
4.606% due 10/25/2036 ~	42	30
5.315% due 02/25/2035 «~	1	1
5.529% due 07/25/2035 «~	5	5
5.750% due 01/25/2036	23	10

Lehman Mortgage Trust
6.000% due 09/25/2037	506	466

MASTR Adjustable Rate Mortgages Trust
3.017% due 07/25/2035 ~	93	80

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.880% due 12/15/2030 •	8	7

Merrill Lynch Alternative Note Asset Trust
6.044% due 03/25/2037 •	950	231

Merrill Lynch Mortgage Investors Trust
4.792% due 09/25/2035 ~	252	200
5.420% due 05/25/2033 ~	6	6
5.864% due 02/25/2036 •	10	9
5.944% due 11/25/2035 •	8	7

MFA Trust
4.400% due 03/25/2068 þ	887	861

Mortgage Equity Conversion Asset Trust
5.510% due 05/25/2042 •	688	662

New Orleans Hotel Trust
6.362% due 04/15/2032 •	1,000	977

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 þ	28	15
5.769% due 06/25/2036 ~	909	239

OBX Trust
5.949% due 02/25/2063 þ	865	863

Prime Mortgage Trust
6.000% due 06/25/2036 «	3	3

Residential Accredit Loans, Inc. Trust
5.744% due 02/25/2037 •	644	571
5.804% due 07/25/2036 •	2,418	916
5.814% due 08/25/2036 •	1,135	1,024
5.824% due 07/25/2036 •	1,011	941

Structured Adjustable Rate Mortgage Loan Trust
6.489% due 01/25/2035 •	12	10
7.020% due 02/25/2034 ~	4	4

102	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
6.004% due 02/25/2036 •		$5	$4

Taurus U.K. DAC
6.071% due 05/17/2031 •	GBP	199	249

Thornburg Mortgage Securities Trust
7.002% due 06/25/2047 •		$498	419

WaMu Mortgage Pass-Through Certificates Trust
4.174% due 02/25/2037 ~		182	151
6.084% due 08/25/2045 •		911	883
6.289% due 11/25/2042 •		1	1
6.589% due 10/25/2046 •		44	40

Wells Fargo Mortgage-Backed Securities Trust
6.356% due 12/25/2036 ~		197	190

Total Non-Agency Mortgage-Backed Securities (Cost $24,988)			21,162

ASSET-BACKED SECURITIES 26.1%

ACE Securities Corp. Home Equity Loan Trust
5.564% due 10/25/2036 •		6	2
6.464% due 04/25/2035 •		1,012	984

Aegis Asset-Backed Securities Trust
6.179% due 08/25/2035 •		1,300	1,056

AREIT LLC
7.569% due 06/17/2039 •		1,000	1,004
8.121% due 06/17/2039 •		900	904

AREIT Trust
6.569% due 01/20/2037 •		1,171	1,159

Argent Securities Trust
5.804% due 04/25/2036 •		937	310

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
6.104% due 11/25/2035 •		546	526

Bear Stearns Asset-Backed Securities Trust
5.684% due 06/25/2047 •		285	284

BHG Securitization Trust
5.320% due 10/17/2035		435	434

BPCRE Ltd.
7.727% due 01/16/2037 •		311	312

Carvana Auto Receivables Trust
5.380% due 03/12/2029		400	400
5.420% due 04/10/2028		600	600
5.980% due 08/10/2026		216	217
6.360% due 04/12/2027		577	578

Centex Home Equity Loan Trust
5.939% due 06/25/2036 •		500	458

Citigroup Mortgage Loan Trust
5.764% due 12/25/2036 •		619	339

CRB Securitization Trust
6.960% due 10/20/2033		774	780

Encore Credit Receivables Trust
6.344% due 01/25/2036 •		1,000	954

Equifirst Loan Securitization Trust
5.614% due 04/25/2037 •		686	621

First Franklin Mortgage Loan Trust
5.764% due 04/25/2036 •		87	84
5.944% due 06/25/2036 •		500	438

GLS Auto Select Receivables Trust
6.270% due 08/16/2027		312	314

Greystone Commercial Real Estate Notes Ltd.
6.620% due 09/15/2037 •		198	198

Harvest CLO DAC
4.582% due 10/15/2031 •	EUR	385	413

Hertz Vehicle Financing LLC
5.490% due 06/25/2027		$300	301

JP Morgan Mortgage Acquisition Trust
5.849% due 07/25/2036 •		936	909

Lendingpoint Asset Securitization Trust
4.770% due 10/15/2029		203	202

LendingPoint Pass-Through Trust
3.250% due 04/15/2028		394	385
5.700% due 07/15/2029		349	344

LL ABS Trust
3.760% due 11/15/2029		111	110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.630% due 05/15/2030	$129	$129

Long Beach Mortgage Loan Trust
5.744% due 05/25/2036 •	576	304
6.004% due 10/25/2034 •	6	5
6.689% due 11/25/2032 •	763	769

Massachusetts Educational Financing Authority
6.573% due 04/25/2038 •	86	86

Merrill Lynch First Franklin Mortgage Loan Trust
5.724% due 04/25/2037 •	1,389	612

MF1 Ltd.
6.521% due 10/16/2036 •	754	750

Morgan Stanley ABS Capital, Inc. Trust
5.504% due 05/25/2037 •	339	298

Morgan Stanley Home Equity Loan Trust
5.614% due 04/25/2037 •	894	467

Nationstar Home Equity Loan Trust
5.764% due 04/25/2037 •	608	595

Nelnet Student Loan Trust
6.183% due 04/20/2062 •	962	954

Ownit Mortgage Loan Trust
6.269% due 08/25/2036 •	774	683

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029	290	287
4.970% due 01/15/2030	62	62
7.600% due 12/16/2030	281	283

PRET LLC
5.240% due 04/25/2052 þ	262	258
8.497% due 10/25/2053 þ	767	772

Ready Capital Mortgage Financing LLC
7.796% due 06/25/2037 •	434	436
8.440% due 06/25/2037 •	1,100	1,104

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030	265	257
7.130% due 01/26/2032	460	464

Residential Asset Securities Corp. Trust
6.329% due 12/25/2035 •	1,100	965

Santander Drive Auto Receivables Trust
6.310% due 07/15/2027	242	243

Securitized Asset-Backed Receivables LLC Trust
5.604% due 08/25/2036 •	1,256	416
5.924% due 07/25/2036 •	1,122	454
6.404% due 01/25/2036 •	1,427	1,319

Shelter Growth CRE Issuer Ltd.
7.622% due 06/17/2037 •	807	808
8.519% due 06/17/2037 •	600	595

SMB Private Education Loan Trust
2.340% due 09/15/2034	268	263
6.294% due 09/15/2054 •	792	790

Soundview Home Loan Trust
5.944% due 10/25/2036 •	781	737

Structured Asset Investment Loan Trust
5.624% due 09/25/2036 •	916	560

Structured Asset Securities Corp. Mortgage Loan Trust
5.784% due 12/25/2036 •	104	101

Theorem Funding Trust
6.060% due 12/15/2028	420	419

Upstart Pass-Through Trust
3.800% due 04/20/2030	213	207

Upstart Securitization Trust
4.370% due 05/20/2032	45	45
5.500% due 06/20/2032	566	562

Veros Auto Receivables Trust
7.120% due 11/15/2028	838	842

Total Asset-Backed Securities (Cost $35,598)		34,521

	SHARES
COMMON STOCKS 2.5%

COMMUNICATION SERVICES 0.1%

Verizon Communications, Inc.	532	22

Walt Disney Co.	532	65

		87

		SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.4%

Amazon.com, Inc. (a)		532	$96

Home Depot, Inc.		532	204

McDonald’s Corp.		532	150

NIKE, Inc. ‘B’		532	50

			500

CONSUMER STAPLES 0.1%

Coca-Cola Co.		532	33

Procter & Gamble Co.		532	86

Walmart, Inc.		532	32

			151

ENERGY 0.1%

Chevron Corp.		532	84

FINANCIALS 0.5%

American Express Co.		532	121

Goldman Sachs Group, Inc.		532	222

JPMorgan Chase & Co.		532	107

Travelers Cos., Inc.		532	122

Visa, Inc. ‘A’		532	149

			721

HEALTH CARE 0.4%

Amgen, Inc.		532	152

Johnson & Johnson		532	84

Merck & Co., Inc.		532	70

UnitedHealth Group, Inc.		532	263

			569

INDUSTRIALS 0.4%

3M Co.		532	56

Boeing Co. (a)		532	103

Caterpillar, Inc.		532	195

Honeywell International, Inc.		532	109

			463

INFORMATION TECHNOLOGY 0.5%

Apple, Inc.		532	91

Cisco Systems, Inc.		532	27

Intel Corp.		532	23

International Business Machines Corp.		532	102

Microsoft Corp.		532	224

salesforce.com, Inc.		532	160

			627

MATERIALS 0.0%

Dow, Inc.		532	31

Total Common Stocks (Cost $3,142)			3,233

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.5%

COMMERCIAL PAPER 0.6%

Bank of Nova Scotia
5.170% due 04/09/2024	CAD	1,000	737

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	103

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (g) 4.7%
		$6,255

U.S. TREASURY BILLS 7.2%
5.358% due 04/11/2024 - 06/06/2024 (b)(c)(i)(k)	$9,549	9,501

Total Short-Term Instruments (Cost $16,497)		16,493

Total Investments in Securities (Cost $137,846)		132,777

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.6%

SHORT-TERM INSTRUMENTS 11.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.6%

PIMCO Short Asset Portfolio	1,056,421	$10,290

PIMCO Short-Term Floating NAV Portfolio III	518,294	5,041

Total Short-Term Instruments (Cost $15,253)		15,331

Total Investments in Affiliates (Cost $15,253)		15,331

Total Investments 112.2% (Cost $153,099)		$148,108

Financial Derivative Instruments (h)(j) (0.3)% (Cost or Premiums, net $351)		(397)

Other Assets and Liabilities, net (11.9)%		(15,660)

Net Assets 100.0%		$132,051

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security did not produce income within the last twelve months.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Principal amount of security is adjusted for inflation.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$1,055	U.S. Treasury Notes 5.000% due 09/30/2025	$(1,076)	$1,055	$1,055
SAL	5.400	03/28/2024	04/01/2024	5,200	U.S. Treasury Notes 0.875% due 06/30/2026	(5,313)	5,200	5,203

Total Repurchase Agreements						$(6,389)	$6,255	$6,258

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,055	$0	$0	$1,055	$(1,076)	$(21)
SAL	5,203	0	0	5,203	(5,313)	(110)

Total Borrowings and Other Financing Transactions	$6,258	$0	$0

(1)	Includes accrued interest.

104	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(728) at a weighted average interest rate of 5.266%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	1	$1	$0	$0
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	1	1	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	1	1	(1)	0

Total Written Options					$(2)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	34	$6,952	$4	$0	$(7)
U.S. Treasury 5-Year Note June Futures	06/2024	476	50,939	148	0	(56)
U.S. Treasury 10-Year Note June Futures	06/2024	58	6,426	(35)	0	(4)
U.S. Treasury Long-Term Bond June Futures	06/2024	8	964	11	2	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	23	2,967	29	11	0

				$157	$13	$(67)

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini DJIA Index June Futures	06/2024	16	$(3,214)	$(76)	$0	$(3)
E-Mini S&P 500 Index June Futures	06/2024	102	(27,073)	(516)	0	(1)
Euro-Bund June Futures	06/2024	5	(719)	(10)	0	(3)
Euro-Buxl 30-Year Bond June Futures	06/2024	2	(293)	(7)	0	(4)

				$(609)	$0	$(11)

Total Futures Contracts				$(452)	$13	$(78)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Verizon Communications, Inc.	1.000%	Quarterly	12/20/2024	0.261%		$200	$1	$0	$1	$0	$0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	0.672	EUR	500	(5)	12	7	1	0

							$(4)	$12	$8	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-41 5-Year Index	(1.000)%	Quarterly	12/20/2028	$400	$(9)	$0	$(9)	$0	$0
CDX.IG-42 5-Year Index	(1.000)	Quarterly	06/20/2029	400	(9)	0	(9)	0	0

					$(18)	$0	$(18)	$0	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	105

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	100	$(1)	$7	$6	$1	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/21/2034	JPY	520,000	(4)	(51)	(55)	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		$8,300	123	102	225	7	0
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		23,300	(263)	23	(240)	0	(28)
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2026		3,200	32	3	35	4	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		19,400	15	114	129	29	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2028		33,600	(165)	442	277	50	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		11,700	196	370	566	20	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		6,700	20	87	107	11	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		2,300	21	(6)	15	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		3,900	76	195	271	7	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		2,800	34	47	81	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		2,700	251	226	477	3	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2033		11,600	(83)	125	42	9	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		200	(1)	(5)	(6)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		100	0	0	0	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		100	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		100	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		200	(1)	5	4	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		100	0	2	2	0	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		5,300	(80)	99	19	2	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2039		1,700	28	(18)	10	0	(1)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2044		900	14	(12)	2	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		3,800	204	462	666	0	(5)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	6,600	(24)	134	110	24	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	200	(1)	6	5	0	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		200	0	6	6	0	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		300	(1)	(6)	(7)	0	(1)
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		100	0	(2)	(2)	0	0
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		100	0	(2)	(2)	0	0
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		300	(1)	(1)	(2)	0	(1)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		200	0	(1)	(1)	0	(1)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		100	0	(1)	(1)	0	0
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		200	(1)	17	16	1	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		300	(1)	19	18	2	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		100	(1)	(5)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		200	(1)	(9)	(10)	0	(1)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		100	0	(6)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		100	0	(6)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		100	0	(5)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		200	(1)	(6)	(7)	0	(1)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		200	(1)	0	(1)	0	(1)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		100	0	2	2	1	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		100	0	2	2	1	0
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		2,100	35	13	48	12	0
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		800	(42)	1	(41)	0	(9)
Pay	CAONREPO Index	4.177	Semi-Annual	03/20/2026	CAD	4,400	0	(2)	(2)	0	(2)

							$374	$2,362	$2,736	$191	$(66)

Total Swap Agreements							$352	$2,374	$2,726	$192	$(66)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$13	$192	$205	$(1)	$(78)	$(66)	$(145)

106	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

(i)

Securities with an aggregate market value of $1,575 and cash of $2,227 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$25	AUD	38	$0	$0
	05/2024	AUD	38		$25	0	0

BOA	04/2024	IDR	340,728		22	0	0
	04/2024	JPY	81,294		538	1	0
	04/2024	KRW	23,526		18	0	0
	04/2024		$35	AUD	54	0	0
	05/2024	AUD	54		$35	0	0
	05/2024		$538	JPY	80,924	0	(1)
	06/2024	KRW	427,346		$323	5	0
	06/2024	TWD	6,907		218	1	0
	06/2024		$219	KRW	289,000	0	(4)
	06/2024		148	TWD	4,539	0	(6)

BPS	04/2024	BRL	1,100		$221	1	0
	04/2024	CNH	3,628		505	5	0
	04/2024	EUR	406		440	2	0
	04/2024	IDR	701,010		44	0	0
	04/2024	KRW	64,568		48	0	0
	04/2024		$221	BRL	1,100	0	(1)
	04/2024		170	CAD	230	0	0
	04/2024		82	CNH	597	0	0
	05/2024	BRL	587		$117	1	0
	05/2024	CNH	596		82	0	0
	05/2024	EUR	459		496	0	0
	05/2024	TWD	18,137		587	20	0
	06/2024	INR	6,100		73	0	0
	06/2024	KRW	458,159		351	10	0
	06/2024	TWD	97,871		3,162	93	0
	06/2024		$890	INR	74,104	0	(3)
	06/2024		348	TWD	10,771	0	(10)
	07/2024	BRL	518		$103	1	0

BRC	04/2024	CNH	2,253		313	3	0
	04/2024	IDR	244,511		15	0	0
	05/2024	GBP	191		242	0	0
	06/2024	INR	1,761		21	0	0
	06/2024	KRW	535,206		410	12	0
	06/2024	MXN	15		1	0	0

BSH	07/2024	BRL	2,500		496	2	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	107

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

CBK	04/2024	AUD	138		$90	$0	$0
	04/2024	BRL	3,851		783	15	0
	04/2024	CAD	373		276	1	0
	04/2024	CNH	1,795		249	2	0
	04/2024	GBP	191		241	0	0
	04/2024		$771	BRL	3,851	0	(3)
	04/2024		137	ZAR	2,606	1	0
	05/2024		1,823	BRL	9,128	0	(9)
	06/2024	INR	4,654		$56	0	0
	06/2024	KRW	64,517		49	1	0
	06/2024		$49	IDR	778,599	0	0
	06/2024		572	KRW	736,948	0	(24)

DUB	04/2024	BRL	6,135		$1,228	5	0
	04/2024	IDR	976,436		62	0	0
	04/2024		$1,220	BRL	6,135	3	0
	05/2024	BRL	6,154		$1,220	0	(3)
	05/2024		$348	BRL	1,725	0	(5)
	06/2024	KRW	510,537		$392	12	0
	06/2024		$141	MXN	2,398	1	0
	07/2024		108	BRL	542	0	(1)

FAR	04/2024	BRL	2,225		$452	8	0
	04/2024		$445	BRL	2,225	0	(2)
	06/2024	INR	4,996		$60	0	0

GLM	04/2024	BRL	264		53	1	0
	04/2024		$53	BRL	264	0	0
	06/2024	IDR	785,679		$50	1	0
	06/2024		$255	MXN	4,298	0	0

JPM	04/2024	BRL	147		$30	0	0
	04/2024	CAD	4,439		3,290	13	0
	04/2024	EUR	53		58	0	0
	04/2024	KRW	46,074		34	0	0
	04/2024		$30	BRL	147	0	0
	06/2024	INR	2,856		$34	0	0
	06/2024	KRW	764,423		588	20	0
	06/2024		$394	IDR	6,217,682	0	(3)
	06/2024		1,215	MXN	20,624	11	0
	06/2024		1,350	TWD	41,581	0	(46)
	07/2024	BRL	149		$30	0	0
	07/2024		$504	BRL	2,500	0	(10)

MBC	04/2024	BRL	67		$13	0	0
	04/2024	CNH	3,340		465	5	0
	04/2024	IDR	117,520		7	0	0
	04/2024	JPY	11,500		77	1	0
	04/2024		$13	BRL	67	0	0
	04/2024		3,380	CAD	4,583	4	0
	05/2024	CAD	4,581		$3,380	0	(4)
	06/2024	INR	3,168		38	0	0

MYI	04/2024	BRL	67		13	0	0
	04/2024	CNH	1,551		217	3	0
	04/2024		$13	BRL	67	0	0
	05/2024		165	JPY	24,800	0	0
	06/2024	INR	6,990		$84	1	0
	06/2024	KRW	302,158		232	8	0
	06/2024		$135	IDR	2,103,631	0	(3)

RBC	04/2024		5	MXN	82	0	0
	06/2024	IDR	818,072		$52	1	0
	06/2024		$55	IDR	873,682	0	(1)
	06/2024		94	MXN	1,586	0	0

SCX	04/2024	CNH	6,757		$940	9	0
	04/2024		$625	JPY	93,122	0	(10)
	06/2024	INR	55,730		$668	2	0
	06/2024	KRW	253,913		193	4	0
	06/2024		$203	IDR	3,210,772	0	(1)
	06/2024		1,371	INR	114,116	0	(5)

SOG	04/2024	BRL	557		$111	0	0
	04/2024		$111	BRL	557	0	0

108	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

SSB	04/2024	BRL	201		$41	$0	$0
	04/2024		$40	BRL	201	0	0
	06/2024		130	INR	10,821	0	0
	06/2024		110	KRW	145,278	0	(2)
	06/2024		59	TWD	1,852	0	(1)

TOR	05/2024	AUD	46		$30	0	0

UAG	04/2024	CAD	1,000		742	4	0
	04/2024		$1,215	ZAR	22,752	0	(15)

Total Forward Foreign Currency Contracts						$294	$(173)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	07/17/2024	7,200	$3	$5

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/17/2024	7,300	4	6
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	01/13/2025	7,200	7	12

Total Purchased Options							$14	$23

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	200	$0	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	200	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	100	0	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	100	0	0

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	200	(1)	(1)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	200	(1)	0

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	100	0	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	200	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	100	0	0

Total Written Options							$(13)	$(7)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	109

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	138	5.790% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/08/2025	$1,576	$0	$7	$7	$0

FAR	Pay	S&P 500 Total Return Index	4,815	5.940% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/16/2025	54,011	0	(815)	0	(815)

GST	Pay	S&P 500 Total Return Index	2,600	5.840% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/05/2025	29,687	0	131	131	0
	Pay	S&P 500 Total Return Index	60	5.900% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/12/2025	685	0	2	2	0

MYI	Pay	S&P 500 Total Return Index	1,597	5.880% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/31/2024	18,235	0	81	81	0

Total Swap Agreements								$0	$(594)	$221	$(815)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$7	$0	$7	$14	$(11)	$0	$0	$(11)	$3	$89	$92
BPS	133	0	0	133	(14)	0	0	(14)	119	0	119
BRC	15	0	0	15	0	0	0	0	15	0	15
BSH	2	0	0	2	0	0	0	0	2	0	2
CBK	20	0	0	20	(36)	(1)	0	(37)	(17)	0	(17)
DUB	21	0	0	21	(9)	0	0	(9)	12	0	12
FAR	8	0	0	8	(2)	(3)	(815)	(820)	(812)	796	(16)
GLM	2	5	0	7	0	(1)	0	(1)	6	0	6
GST	0	0	133	133	0	0	0	0	133	763	896
JPM	44	0	0	44	(59)	(1)	0	(60)	(16)	0	(16)
MBC	10	0	0	10	(4)	0	0	(4)	6	0	6
MYC	0	18	0	18	0	(1)	0	(1)	17	0	17
MYI	12	0	81	93	(3)	0	0	(3)	90	423	513
RBC	1	0	0	1	(1)	0	0	(1)	0	0	0
SCX	15	0	0	15	(16)	0	0	(16)	(1)	0	(1)
SSB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
UAG	4	0	0	4	(15)	0	0	(15)	(11)	0	(11)

Total Over the Counter	$294	$23	$221	$538	$(173)	$(7)	$(815)	$(995)

(k)

Securities with an aggregate market value of $2,071 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

110	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	1	0	0	191	192

	$0	$1	$0	$0	$204	$205

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$294	$0	$294
Purchased Options	0	0	0	0	23	23
Swap Agreements	0	0	221	0	0	221

	$0	$0	$221	$294	$23	$538

	$0	$1	$221	$294	$227	$743

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	4	0	74	78
Swap Agreements	0	0	0	0	66	66

	$0	$0	$4	$0	$141	$145

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$173	$0	$173
Written Options	0	0	0	0	7	7
Swap Agreements	0	0	815	0	0	815

	$0	$0	$815	$173	$7	$995

	$0	$0	$819	$173	$148	$1,140

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	(22,568)	0	238	(22,330)
Swap Agreements	0	880	0	0	(719)	161

	$0	$880	$(22,568)	$0	$(474)	$(22,162)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,831	$0	$1,831
Written Options	0	0	0	0	123	123
Swap Agreements	0	0	(30,532)	0	0	(30,532)

	$0	$0	$(30,532)	$1,831	$123	$(28,578)

	$0	$880	$(53,100)	$1,831	$(351)	$(50,740)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	6,172	0	290	6,462
Swap Agreements	0	(309)	0	0	2,466	2,157

	$0	$(309)	$6,172	$0	$2,757	$8,620

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(740)	$0	$(740)
Purchased Options	0	0	0	0	10	10
Written Options	0	0	0	0	6	6
Swap Agreements	0	0	30	0	0	30

	$0	$0	$30	$(740)	$16	$(694)

	$0	$(309)	$6,202	$(740)	$2,773	$7,926

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	111

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)	March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$8,093	$0	$8,093
Industrials	0	1,814	0	1,814
Utilities	0	381	0	381
U.S. Government Agencies	0	30,773	0	30,773
U.S. Treasury Obligations	0	16,307	0	16,307
Non-Agency Mortgage-Backed Securities	0	21,087	75	21,162
Asset-Backed Securities	0	34,521	0	34,521
Common Stocks
Communication Services	87	0	0	87
Consumer Discretionary	500	0	0	500
Consumer Staples	151	0	0	151
Energy	84	0	0	84
Financials	721	0	0	721
Health Care	569	0	0	569
Industrials	463	0	0	463
Information Technology	627	0	0	627
Materials	31	0	0	31
Short-Term Instruments
Commercial Paper	0	737	0	737
Repurchase Agreements	0	6,255	0	6,255
U.S. Treasury Bills	0	9,501	0	9,501

	$3,233	$129,469	$75	$132,777

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$15,331	$0	$0	$15,331

Total Investments	$18,564	$129,469	$75	$148,108

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	205	0	205
Over the counter	0	538	0	538

	$0	$743	$0	$743

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11)	(134)	0	(145)
Over the counter	0	(995)	0	(995)

	$(11)	$(1,129)	$0	$(1,140)

Total Financial Derivative Instruments	$(11)	$(386)	$0	$(397)

Totals	$18,553	$129,083	$75	$147,711

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

112	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO StocksPLUS® Small Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.8%

CORPORATE BONDS & NOTES 12.0%

BANKING & FINANCE 9.0%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$1,000	$905
3.300% due 01/30/2032		1,000	858

American Honda Finance Corp.
5.904% due 02/12/2025 •		4,600	4,609

Aviation Capital Group LLC
5.500% due 12/15/2024		500	498

Avolon Holdings Funding Ltd.
3.250% due 02/15/2027		800	744

Bank of America Corp.
1.734% due 07/22/2027 •		1,100	1,014
5.202% due 04/25/2029 •		1,000	1,001
5.933% due 09/15/2027 •		3,600	3,649

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025 ~		1,900	1,910

Barclays PLC
5.690% due 03/12/2030 •		1,500	1,508

Citibank NA
5.488% due 12/04/2026		7,200	7,279

Credit Suisse AG AT1 Claim		5,820	670

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	2,400	2,496

Discover Bank
3.450% due 07/27/2026		$1,700	1,620
4.650% due 09/13/2028		2,700	2,615

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	900	929

Ford Motor Credit Co. LLC
2.900% due 02/16/2028		$200	181
4.687% due 06/09/2025		200	197
5.125% due 06/16/2025		200	198
5.800% due 03/05/2027		800	803
5.800% due 03/08/2029		300	301
6.950% due 03/06/2026		200	204
6.950% due 06/10/2026		200	204

Goldman Sachs Group, Inc.
5.798% due 08/10/2026 •		3,900	3,914
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		800	803
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~		3,500	3,583

HSBC Holdings PLC
2.848% due 06/04/2031 •		200	173
4.292% due 09/12/2026 •		1,400	1,375
5.887% due 08/14/2027 •		300	303

ING Groep NV
5.750% due 11/16/2026 •(g)(h)		1,000	953

Jackson National Life Global Funding
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~		2,100	2,104

JPMorgan Chase & Co.
1.040% due 02/04/2027 •		700	648
1.578% due 04/22/2027 •		700	649
2.083% due 04/22/2026 •		400	386

JPMorgan Chase Bank NA
5.110% due 12/08/2026		4,900	4,915

Morgan Stanley
1.512% due 07/20/2027 •		2,000	1,836
2.188% due 04/28/2026 •		100	97
4.585% (EUR003M + 0.650%) due 03/19/2027 ~	EUR	1,000	1,082

Morgan Stanley Bank NA
4.952% due 01/14/2028 •		$3,200	3,188

NatWest Group PLC
4.892% due 05/18/2029 •		2,679	2,623

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024		300	293

Nomura Holdings, Inc.
2.679% due 07/16/2030		1,300	1,115
3.103% due 01/16/2030		1,900	1,688

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nykredit Realkredit AS
1.000% due 04/01/2025	DKK	23,700	$3,351

Realkredit Danmark AS
1.000% due 04/01/2025		27,400	3,874

Royal Bank of Canada
4.875% due 01/19/2027		$2,500	2,495

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		4,600	3,872

UBS AG
5.125% due 05/15/2024 (h)		3,300	3,293

UBS Group AG
3.091% due 05/14/2032 •		1,300	1,106
3.750% due 03/26/2025		600	589

VICI Properties LP
4.750% due 02/15/2028		1,800	1,757

Wells Fargo & Co.
3.196% due 06/17/2027 •		1,200	1,146

Wells Fargo Bank NA
5.254% due 12/11/2026		3,900	3,916
6.152% (SOFRRATE + 0.800%) due 08/01/2025 ~		2,200	2,211

			93,731

INDUSTRIALS 2.5%

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		2,000	1,801

Carrier Global Corp.
4.375% due 05/29/2025	EUR	500	542

DAE Funding LLC
2.625% due 03/20/2025		$800	776
3.375% due 03/20/2028		900	832

Hyundai Capital America
6.503% due 08/04/2025 •		2,900	2,917

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		595	595

Imperial Brands Finance PLC
3.500% due 07/26/2026		200	191

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,100	3,247

MPLX LP
2.650% due 08/15/2030		$1,300	1,119

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		2,000	1,929
4.345% due 09/17/2027		3,389	3,224
4.810% due 09/17/2030		2,500	2,336

Perrigo Finance Unlimited Co.
4.650% due 06/15/2030		1,200	1,104

Sands China Ltd.
2.850% due 03/08/2029		1,800	1,566
3.250% due 08/08/2031		1,700	1,425
5.125% due 08/08/2025		1,300	1,283
5.400% due 08/08/2028		1,300	1,276

			26,163

UTILITIES 0.5%

Pacific Gas & Electric Co.
3.000% due 06/15/2028		1,000	914
4.550% due 07/01/2030		1,200	1,141

Southern California Edison Co.
4.875% due 02/01/2027		900	897
5.150% due 06/01/2029		1,500	1,507

			4,459

Total Corporate Bonds & Notes (Cost $128,363)			124,353

U.S. GOVERNMENT AGENCIES 21.5%

Fannie Mae
5.785% due 07/25/2037 •		5	5
5.815% due 07/25/2037 •		10	9
5.835% due 09/25/2035 •		28	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
4.000% due 01/01/2048		$1,044	$988
6.000% due 04/01/2040		2	2
6.143% due 10/15/2037 •		12	12

Ginnie Mae
5.790% due 08/20/2047 •		325	309
6.000% due 12/15/2038		30	31

Ginnie Mae, TBA
5.000% due 05/01/2054		5,400	5,309

U.S. Small Business Administration
5.290% due 12/01/2027		6	6
5.720% due 01/01/2029		127	125
6.020% due 08/01/2028		73	73

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048		8,176	7,459
4.000% due 09/01/2025 - 03/01/2026		10	10
4.500% due 08/01/2052 - 12/01/2053		23,635	22,524
6.000% due 07/01/2035 - 05/01/2041		378	393
7.500% due 04/01/2024 - 11/01/2037		35	34

Uniform Mortgage-Backed Security, TBA
4.500% due 05/01/2054		22,404	21,345
5.000% due 04/01/2054 - 05/01/2054		43,500	42,452
5.500% due 05/01/2054		33,700	33,535
6.000% due 05/01/2054		50,100	50,550
6.500% due 04/01/2054		37,400	38,214

Total U.S. Government Agencies (Cost $222,948)			223,413

U.S. TREASURY OBLIGATIONS 8.7%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2024 (k)		18,181	18,204
0.125% due 10/15/2024 (k)		19,350	19,232
0.125% due 04/15/2025		2,507	2,445
0.250% due 01/15/2025		16,795	16,509
0.750% due 02/15/2045 (k)		1,702	1,308
1.000% due 02/15/2046 (k)		3,774	3,025
1.000% due 02/15/2048 (k)		3,126	2,465

U.S. Treasury Notes
0.500% due 02/28/2026 (k)(m)		16,600	15,345
2.625% due 12/31/2025 (k)		12,100	11,679

Total U.S. Treasury Obligations (Cost $93,814)			90,212

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.6%

Adjustable Rate Mortgage Trust
6.269% due 11/25/2037 ~		4,168	2,813

American Home Mortgage Assets Trust
6.009% due 11/25/2046 •		6,057	1,673

AOA Mortgage Trust
6.315% due 10/15/2038 •		2,680	2,610

Atrium Hotel Portfolio Trust
7.123% due 12/15/2036 •		4,600	4,401

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	3,919	4,948

BAMLL Commercial Mortgage Securities Trust
2.829% due 01/15/2032		$2,600	1,734

BCAP LLC Trust
4.589% due 03/26/2037 ~		4,140	1,950

Bear Stearns ALT-A Trust
4.066% due 11/25/2035 ~		2,625	1,455
4.140% due 11/25/2035 ~		92	80

BSREP Commercial Mortgage Trust
6.790% due 08/15/2038 •		4,739	4,383

ChaseFlex Trust
6.044% due 07/25/2037 •		2,535	2,119

Citigroup Mortgage Loan Trust
5.514% due 01/25/2037 •		2	2
5.861% due 08/25/2035 «~		12	11

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	113

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.170% due 09/25/2062 þ		$5,746	$5,750
7.860% due 03/25/2036 •		55	49

CitiMortgage Alternative Loan Trust
6.000% due 04/25/2037 •		928	791

Commercial Mortgage Trust
6.373% due 06/15/2034 •		2,735	2,591

Countrywide Alternative Loan Trust
5.644% due 06/25/2037 •		32	28
5.684% due 12/25/2046 •		2,412	2,054
5.750% due 02/25/2037		683	362
5.764% due 02/25/2047 •		9	9
5.764% due 09/25/2047 •		1,278	1,145
6.000% due 08/25/2035		1,074	451
6.000% due 06/25/2047		1,743	901
6.089% due 02/25/2036 •		4	3

Countrywide Home Loan Mortgage Pass-Through Trust
4.447% due 11/25/2037 ~		468	428
4.706% due 11/25/2034 ~		2	2
5.500% due 11/25/2035		20	11

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.000% due 01/25/2060 ~		2,905	2,511

DBGS Mortgage Trust
3.843% due 04/10/2037		1,000	882
6.218% due 06/15/2033 •		2,950	2,726

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.774% due 08/25/2037 •		1,820	1,441

GSR Mortgage Loan Trust
4.437% due 11/25/2035 ~		1	1

HarborView Mortgage Loan Trust
5.781% due 12/19/2036 •		144	133
5.821% due 01/19/2038 •		212	184
5.851% due 12/19/2036 •		734	592

InTown Mortgage Trust
8.611% due 08/15/2039 •		7,600	7,660

JP Morgan Mortgage Trust
4.661% due 08/25/2034 «~		11	10
5.516% due 07/25/2035 ~		930	907
5.529% due 07/25/2035 «~		1	1
5.750% due 01/25/2036		11	5

JP Morgan Resecuritization Trust
5.555% due 06/26/2037 •		1,678	1,661

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		1,547	1,502

Lehman Mortgage Trust
6.000% due 11/25/2036 •		1,116	538

Lehman XS Trust
5.894% due 08/25/2046 •		1,058	1,009

MASTR Adjustable Rate Mortgages Trust
5.889% due 12/25/2046 •		5,400	3,949

Merrill Lynch Mortgage Investors Trust
4.792% due 09/25/2035 ~		40	32

Morgan Stanley Capital Trust
6.889% due 12/15/2038 •		3,300	3,081

Morgan Stanley Mortgage Loan Trust
6.374% due 11/25/2035 •		2,385	2,385

MortgageIT Mortgage Loan Trust
5.904% due 06/25/2047 •		664	547

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,686	1,590
2.750% due 11/25/2059 ~		3,030	2,834

New York Mortgage Trust
5.250% due 07/25/2062 þ		3,457	3,377

PRET LLC
7.021% due 02/25/2054 þ		1,375	1,372

PRKCM Trust
7.225% due 11/25/2058 þ		1,337	1,362

Residential Accredit Loans, Inc. Trust
5.814% due 08/25/2036 •		302	272
5.844% due 05/25/2047 •		3,090	2,695

Stratton Mortgage Funding PLC
0.000% due 06/20/2060 •	GBP	1,000	1,266

Structured Adjustable Rate Mortgage Loan Trust
6.049% due 04/25/2035 ~		$51	46

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
5.564% due 08/25/2036 •		$3,363	$2,861

Structured Asset Securities Corp.
5.794% due 04/25/2035 •		1,194	1,039

Taurus U.K. DAC
6.071% due 05/17/2031 •	GBP	1,191	1,497

Towd Point Mortgage Funding
6.572% due 07/20/2045 •		5,184	6,546

UBS Commercial Mortgage Trust
3.504% due 12/15/2050		$2,378	2,303

Verus Securitization Trust
4.910% due 06/25/2067 þ		2,593	2,564

WaMu Mortgage Pass-Through Certificates Trust
3.398% due 01/25/2037 ~		126	102
3.989% due 06/25/2037 ~		509	437
4.371% due 08/25/2036 ~		54	48
4.893% due 12/25/2035 ~		763	674
5.819% due 01/25/2047 •		9	8
5.859% due 05/25/2047 •		1,796	1,437
6.589% due 09/25/2046 •		22	20
6.589% due 10/25/2046 •		16	14
6.604% due 11/25/2045 •		1,538	1,391

Wells Fargo Mortgage-Backed Securities Trust
6.356% due 12/25/2036 ~		59	57

Total Non-Agency Mortgage-Backed Securities (Cost $119,950)			110,323

ASSET-BACKED SECURITIES 34.1%

Aames Mortgage Investment Trust
6.434% due 07/25/2035 •		365	365

ABFC Trust
5.704% due 01/25/2037 •		1,700	1,186

ACHV ABS Trust
6.810% due 11/25/2030		386	386
7.240% due 11/25/2030		700	706

Adagio CLO DAC
4.662% due 10/15/2031 •	EUR	3,278	3,515

Ally Auto Receivables Trust
5.460% due 05/15/2028		$1,600	1,609
5.528% due 03/17/2025		4,600	4,601

American Express Credit Account Master Trust
4.870% due 05/15/2028		2,700	2,696

Ares European CLO DAC
4.602% due 10/15/2030 •	EUR	4,340	4,674

Armada Euro CLO DAC
4.662% due 07/15/2031 •		7,695	8,275

Avis Budget Rental Car Funding AESOP LLC
5.900% due 08/21/2028		$2,400	2,447

BA Credit Card Trust
4.980% due 11/15/2028		4,800	4,816

Bain Capital Euro CLO DAC
4.710% due 01/20/2032 •	EUR	3,380	3,615

Bank of America Auto Trust
5.830% due 05/15/2026		$3,313	3,316

Bear Stearns Asset-Backed Securities Trust
5.036% due 02/25/2036 •		1,249	1,241
5.764% due 08/25/2036 •		276	264

Blackrock European CLO DAC
4.562% due 10/15/2031 •	EUR	3,141	3,368

BMW Vehicle Owner Trust
5.470% due 02/25/2028		$1,500	1,507

BNC Mortgage Loan Trust
4.064% due 10/25/2036 «•		183	175

Cairn CLO DAC
4.487% due 04/30/2031 •	EUR	2,520	2,710
4.722% due 10/15/2031 •		2,198	2,354

Carlyle Euro CLO DAC
4.642% due 01/15/2031 •		1,736	1,856
4.791% due 08/15/2032 •		3,600	3,854

Carvana Auto Receivables Trust
4.680% due 02/10/2028		$2,900	2,864
5.500% due 08/10/2027		1,300	1,300
5.620% due 01/10/2029		300	302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.090% due 11/10/2026		$863	$864
6.410% due 09/10/2027		1,740	1,748

Citigroup Mortgage Loan Trust
5.504% due 07/25/2045 •		76	54
5.764% due 12/25/2036 •		2,061	1,130
5.894% due 10/25/2036 •		374	371

Citizens Auto Receivables Trust
5.110% due 04/17/2028		500	500
5.430% due 10/15/2026		800	800
6.269% due 07/15/2026 •		1,711	1,715

Countrywide Asset-Backed Certificates Trust
4.641% due 05/25/2036 •		1,414	1,360
5.584% due 06/25/2037 •		608	563
5.584% due 06/25/2047 •		674	601
5.634% due 11/25/2037 •		101	94
5.694% due 06/25/2047 •		734	704
5.964% due 12/25/2036 •		2,285	2,135
5.984% due 03/25/2036 •		767	659

CPS Auto Receivables Trust
5.710% due 09/15/2027		886	886
6.130% due 09/15/2026		2,364	2,367

Credit-Based Asset Servicing & Securitization LLC
5.555% due 07/25/2037 •		5	3

CVC Cordatus Loan Fund DAC
4.570% due 09/15/2031 •	EUR	2,216	2,378
4.592% due 10/15/2031 •		5,838	6,259

DLLAA LLC
5.930% due 07/20/2026		$555	556

Drive Auto Receivables Trust
5.830% due 12/15/2026		3,200	3,203

DT Auto Owner Trust
6.290% due 08/16/2027		3,327	3,337

Euro-Galaxy CLO DAC
4.565% due 04/24/2034 •	EUR	2,297	2,465

Exeter Automobile Receivables Trust
5.310% due 08/16/2027		$500	499
5.530% due 10/15/2026		1,500	1,499
5.630% due 10/15/2026 (a)		600	600
5.700% due 05/15/2026 (a)		2,400	2,401
6.040% due 07/15/2026		600	600
6.110% due 09/15/2025		858	858

Fieldstone Mortgage Investment Trust
6.179% due 12/25/2035 •		1,578	1,546

Foursight Capital Automobile Receivables Trust
5.990% due 05/15/2028		2,488	2,497

Fremont Home Loan Trust
5.644% due 08/25/2036 •		82	27
5.784% due 02/25/2036 •		1,016	963

GLS Auto Receivables Issuer Trust
6.040% due 03/15/2027		1,815	1,818

GLS Auto Select Receivables Trust
5.960% due 10/16/2028		1,800	1,821
6.270% due 08/16/2027		2,967	2,979

GM Financial Consumer Automobile Receivables Trust
5.450% due 06/16/2028		1,600	1,608

GMF Canada Leasing Trust Asset-Backed Notes
5.458% due 04/21/2025	CAD	986	733

Griffith Park CLO DAC
4.653% due 11/21/2031 •	EUR	6,744	7,216

GSAA Home Equity Trust
4.230% due 03/25/2036 ~		$3,275	1,995
5.844% due 03/25/2037 •		4,067	1,111

GSAMP Trust
5.674% due 01/25/2037 •		2,700	2,210
5.744% due 08/25/2036 •		383	378
6.134% due 11/25/2035 •		644	636
6.764% due 12/25/2034 •		902	774

Halseypoint CLO Ltd.
7.019% due 07/20/2031 •		1,300	1,302

Harvest CLO DAC
1.040% due 07/15/2031	EUR	1,000	1,028
4.582% due 10/15/2031 •		2,022	2,168
4.650% due 10/20/2031 •		4,807	5,152
4.702% due 07/15/2031 •		7,900	8,465

114	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		$6,100	$5,957

Home Equity Loan Trust
5.784% due 04/25/2037 •		5,300	4,426

Home Equity Mortgage Loan Asset-Backed Trust
5.169% due 11/25/2034 «•		159	151
6.509% due 08/25/2035 •		2,000	1,903

Hyundai Auto Lease Securitization Trust
5.800% due 12/15/2026		4,600	4,640

Hyundai Auto Receivables Trust
4.990% due 02/15/2029		2,200	2,202
5.290% due 04/15/2027		2,100	2,099
5.480% due 04/17/2028		1,600	1,611

JP Morgan Mortgage Acquisition Trust
5.654% due 10/25/2036 •		17	17

Jubilee CLO DAC
4.542% due 04/15/2030 •	EUR	2,285	2,450
4.592% due 04/15/2031 •		1,400	1,504

KKR CLO Ltd.
6.500% due 07/18/2030 •		$1,454	1,457
7.160% due 07/18/2030 •		4,200	4,211

Laurelin DAC
4.690% due 10/20/2031 •	EUR	3,722	4,000

LCM LP
7.071% due 07/19/2027 •		$3,500	3,511

Long Beach Mortgage Loan Trust
5.884% due 02/25/2036 •		1,504	1,464
6.359% due 08/25/2035 •		1,700	1,507

M&T Bank Auto Receivables Trust
5.590% due 02/17/2032		700	700

M360 Ltd.
7.693% due 11/22/2038 •		3,100	2,986

Man GLG Euro CLO DAC
4.622% due 10/15/2030 •	EUR	462	499

Marlette Funding Trust
5.180% due 11/15/2032		$511	510
5.950% due 11/15/2032		2,000	1,997
6.070% due 04/15/2033		2,049	2,049

Master Credit Card Trust
6.169% due 01/21/2027 •		5,400	5,426

MASTR Specialized Loan Trust
5.964% due 02/25/2036 •		418	402
5.964% due 06/25/2046 •		1,352	1,300

Merrill Lynch Mortgage Investors Trust
5.664% due 08/25/2037 •		5,296	2,744

MF1 LLC
7.961% due 09/17/2037 •		3,000	3,011

MF1 Ltd.
7.076% due 02/19/2037 •		6,100	5,997

Morgan Stanley ABS Capital, Inc. Trust
5.544% due 07/25/2036 •		3	1
5.659% due 03/25/2037 •		13,257	5,232
5.764% due 09/25/2036 •		2,307	994

Morgan Stanley Mortgage Loan Trust
6.465% due 09/25/2046 þ		3,542	1,172

Nelnet Student Loan Trust
6.640% due 02/20/2041		408	410
7.519% due 02/20/2041 •		489	490

Option One Mortgage Loan Trust
5.544% due 07/25/2036 •		1,921	876
5.574% due 07/25/2037 •		2,336	1,502
5.584% due 01/25/2037 •		2,731	1,608
5.664% due 04/25/2037 •		2,095	1,412
5.664% due 05/25/2037 •		1,216	727
5.754% due 04/25/2037 •		263	150

Pagaya AI Debt Selection Trust
6.060% due 03/15/2030		3,125	3,122
7.128% due 06/16/2031		509	510
7.179% due 04/15/2031		1,081	1,084
8.234% due 07/15/2030 ~		566	574

Palmer Square European Loan Funding DAC
4.722% due 04/15/2031 •	EUR	4,280	4,575

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
7.169% due 02/25/2035 •		$6,262	$5,573

Popular ABS Mortgage Pass-Through Trust
5.939% due 07/25/2036 •		2,201	2,036

PRET LLC
1.744% due 07/25/2051 þ		1,390	1,347
1.843% due 09/25/2051 þ		4,102	3,928
2.487% due 10/25/2051 þ		2,830	2,775
3.721% due 07/25/2051 þ		3,421	3,336

PRPM LLC
3.720% due 02/25/2027 þ		2,429	2,366

Reach ABS Trust
7.050% due 02/18/2031		471	473

Ready Capital Mortgage Financing LLC
6.644% due 11/25/2036 •		692	687

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		3,588	1,221

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		1,016	976
4.320% due 09/25/2030		741	720
5.380% due 11/25/2030		2,132	2,120

Residential Asset Mortgage Products Trust
6.509% due 05/25/2035 •		2,300	2,174

Residential Asset Securities Corp. Trust
6.044% due 02/25/2036 •		150	148

Santander Drive Auto Receivables Trust
4.980% due 02/15/2028		4,250	4,222
5.710% due 02/16/2027		500	500
6.080% due 08/17/2026		2,570	2,573
6.180% due 02/16/2027		4,930	4,940

Sculptor European CLO DAC
4.732% due 01/14/2032 •	EUR	8,581	9,171

Securitized Asset-Backed Receivables LLC Trust
5.924% due 07/25/2036 •		$917	371
5.944% due 05/25/2036 •		2,887	1,546
6.089% due 10/25/2035 •		1,247	981

Segovia European CLO DAC
4.850% due 07/20/2032 •	EUR	2,899	3,120

SFS Auto Receivables Securitization Trust
5.350% due 06/21/2027		$1,200	1,199

SG Mortgage Securities Trust
5.804% due 02/25/2036 •		3,926	1,974

SMB Private Education Loan Trust
4.550% due 02/16/2055		4,700	4,442
6.869% due 11/15/2052 •		586	591

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		1,846	1,736

Sound Point CLO Ltd.
6.566% due 07/25/2030 •		1,988	1,989

Soundview Home Loan Trust
5.564% due 11/25/2036 •		7	2
5.614% due 07/25/2037 •		1,075	922
5.744% due 03/25/2037 •		268	250
5.944% due 10/25/2036 •		2,767	2,614
6.284% due 08/25/2035 •		1,953	1,739

Specialty Underwriting & Residential Finance Trust
5.296% due 12/25/2036 •		508	484

Structured Asset Securities Corp. Mortgage Loan Trust
5.674% due 05/25/2047 •		668	639

Symphony Static CLO Ltd.
6.416% due 10/25/2029 •		1,355	1,355

TCI-Symphony CLO Ltd.
7.126% due 10/13/2032 •		4,900	4,917

Theorem Funding Trust
6.060% due 12/15/2028		1,193	1,190

Tikehau CLO DAC
4.754% due 08/04/2034 •	EUR	4,400	4,737

Tricolor Auto Securitization Trust
6.610% due 10/15/2027		$1,380	1,382

Upstart Pass-Through Trust
3.800% due 04/20/2030		1,526	1,484

Venture CLO Ltd.
6.599% due 04/20/2029 •		325	325

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.979% due 07/30/2032 •		$3,500	$3,506
7.329% due 07/30/2032 •		4,200	4,200

Veros Auto Receivables Trust
7.120% due 11/15/2028		2,417	2,427

Westlake Automobile Receivables Trust
5.960% due 10/15/2026		3,309	3,312
5.989% due 10/15/2026 •		3,120	3,125

Total Asset-Backed Securities (Cost $379,120)			354,653

SOVEREIGN ISSUES 0.6%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (e)	BRL	22,400	4,361

Mexico Government International Bond
2.750% due 11/27/2031 (f)	MXN	27,515	1,427
3.000% due 12/03/2026 (f)		3,247	181
4.000% due 11/30/2028 (f)		7,833	450

Total Sovereign Issues (Cost $6,327)			6,419

		SHARES
COMMON STOCKS 2.5%

COMMUNICATION SERVICES 0.1%

Verizon Communications, Inc.		4,319	181

Walt Disney Co.		4,319	529

			710

CONSUMER DISCRETIONARY 0.4%

Amazon.com, Inc. (c)		4,319	779

Home Depot, Inc.		4,319	1,657

McDonald’s Corp.		4,319	1,217

NIKE, Inc. ‘B’		4,319	406

			4,059

CONSUMER STAPLES 0.1%

Coca-Cola Co.		4,319	264

Procter & Gamble Co.		4,319	701

Walmart, Inc.		4,319	260

			1,225

ENERGY 0.1%

Chevron Corp.		4,319	681

FINANCIALS 0.6%

American Express Co.		4,319	984

Goldman Sachs Group, Inc.		4,319	1,804

JPMorgan Chase & Co.		4,319	865

Travelers Cos., Inc.		4,319	994

Visa, Inc. ‘A’		4,319	1,205

			5,852

HEALTH CARE 0.4%

Amgen, Inc.		4,319	1,228

Johnson & Johnson		4,319	683

Merck & Co., Inc.		4,319	570

UnitedHealth Group, Inc.		4,319	2,137

			4,618

INDUSTRIALS 0.3%

3M Co.		4,319	458

Boeing Co. (c)		4,319	834

Caterpillar, Inc.		4,319	1,583

Honeywell International, Inc.		4,319	886

			3,761

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	115

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

		SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.5%

Apple, Inc.		4,319	$740

Cisco Systems, Inc.		4,319	215

Intel Corp.		4,319	191

International Business Machines Corp.		4,319	825

Microsoft Corp.		4,319	1,817

salesforce.com, Inc.		4,319	1,301

			5,089

MATERIALS 0.0%

Dow, Inc.		4,319	250

Total Common Stocks (Cost $25,509)			26,245

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 33.8%

COMMERCIAL PAPER 3.4%

Alimentation Couche-Tard, Inc.
5.560% due 04/16/2024		$2,500	2,493

American Electric Power Co., Inc.
5.500% due 04/02/2024		350	350
5.560% due 05/15/2024		300	298
5.590% due 06/11/2024		450	445

Bank of Nova Scotia
5.170% due 04/09/2024	CAD	7,800	5,749

Campbell Soup Co.
5.630% due 04/03/2024		$300	300
5.700% due 05/01/2024		250	249

Crown Castle, Inc.
5.810% due 04/09/2024		250	249
5.830% due 04/09/2024		250	249
5.830% due 04/16/2024		250	249
5.830% due 04/18/2024		250	249
5.830% due 04/30/2024		500	497
5.850% due 05/02/2024		2,700	2,685

CVS Health Corp.
5.570% due 04/01/2024		300	300
5.600% due 04/01/2024		250	250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy, Inc.
5.580% due 04/22/2024		$600	$598
5.600% due 04/23/2024		500	498

Duke Energy Corp.
5.500% due 05/02/2024		3,850	3,829

Enbridge U.S., Inc.
5.520% due 04/05/2024		250	250

Entergy Corp.
5.530% due 04/26/2024		250	249
5.600% due 05/02/2024		250	249
5.600% due 05/21/2024		250	248

Equifax, Inc.
5.500% due 04/08/2024		250	249

Eversource Energy
5.620% due 04/01/2024		450	450

Keurig Dr Pepper, Inc.
5.520% due 04/17/2024		1,050	1,047
5.550% due 04/22/2024		1,950	1,942

L3Harris Technologies, Inc.
5.600% due 04/01/2024		250	250
5.650% due 04/08/2024		250	249

Microchip Technology, Inc.
5.510% due 04/30/2024		4,800	4,775
5.570% due 04/19/2024		250	249

National Grid North America, Inc.
5.520% due 04/18/2024		250	249
5.520% due 04/26/2024		300	299

NextEra Energy Capital Holdings, Inc.
5.570% due 04/24/2024		250	249
5.570% due 04/25/2024		250	249

Penske Truck Leasing Co. LP
5.550% due 05/17/2024		3,200	3,175

Rogers Communications, Inc.
5.640% due 04/11/2024		250	249

Southern Co.
5.550% due 04/22/2024		250	249
5.550% due 04/24/2024		250	249

Toronto-Dominion Bank
5.042% due 04/26/2024	CAD	1,600	1,176

			35,888

REPURCHASE AGREEMENTS (i) 27.4%
			284,848

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.1%

M&T Bank Auto Receivables Trust
5.643% due 03/17/2025		$1,600	$1,601

JAPAN TREASURY BILLS 2.9%
(0.077)% due 04/15/2024 - 06/24/2024 (d)(e)	JPY	4,510,000	29,793

Total Short-Term Instruments (Cost $352,809)			352,130

Total Investments in Securities (Cost $1,328,840)			1,287,748

		SHARES
INVESTMENTS IN AFFILIATES 5.1%

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short Asset Portfolio		5,412,050	52,713

Total Short-Term Instruments (Cost $54,063)			52,713

Total Investments in Affiliates (Cost $54,063)			52,713

Total Investments 128.9% (Cost $1,382,903)			$1,340,461

Financial Derivative Instruments (j)(l) 4.6% (Cost or Premiums, net $15,272)			47,803

Other Assets and Liabilities, net (33.5)%			(348,661)

Net Assets 100.0%			$1,039,603

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

116	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOM	4.960%	03/28/2024	04/05/2024	CAD	40,000	Province of British Columbia 2.950% due 06/18/2050	$(15,118)	$29,530	$29,546
						Province of Ontario 4.150% due 12/02/2054	(15,210)
BOS	5.400	03/28/2024	04/01/2024	$	83,700	U.S. Treasury Floating Rate Notes 5.501% due 01/31/2025	(41,096)	83,700	83,750
						U.S. Treasury Notes 0.250% due 09/30/2025	(44,270)
BPS	5.400	04/01/2024	04/02/2024		84,100	U.S. Treasury Notes 0.375% due 11/30/2025	(85,851)	84,100	84,100
DEU	5.450	04/01/2024	04/02/2024		100	U.S. Treasury Inflation Protected Securities 0.750% due 07/15/2028	(103)	100	100
FICC	2.600	03/28/2024	04/01/2024		949	U.S. Treasury Notes 5.000% due 09/30/2025	(968)	949	950
SAL	5.260	03/28/2024	04/01/2024		24,100	U.S. Treasury Notes 4.875% due 11/30/2025	(24,977)	24,100	24,114
	5.430	03/28/2024	04/01/2024		7,000	U.S. Treasury Notes 0.750% due 04/30/2026	(7,159)	7,000	7,004
TOR	4.920	03/26/2024	04/01/2024	CAD	25,000	Province of Quebec 4.250% due 12/01/2043	(19,174)	18,456	18,471
	4.920	04/01/2024	04/04/2024		50,000	Province of Ontario 2.900% due 12/02/2046	(38,049)	36,913	36,913

Total Repurchase Agreements							$(291,975)	$284,848	$284,948

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOM	$29,546	$0	$0	$29,546	$(30,328)	$(782)
BOS	83,750	0	0	83,750	(85,366)	(1,616)
BPS	84,100	0	0	84,100	(85,851)	(1,751)
DEU	100	0	0	100	(103)	(3)
FICC	950	0	0	950	(968)	(18)
SAL	31,118	0	0	31,118	(32,136)	(1,018)
TOR	55,384	0	0	55,384	(57,223)	(1,839)

Total Borrowings and Other Financing Transactions	$284,948	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(97) at a weighted average interest rate of 5.316%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	6	$6	$(2)	$(1)
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	12	12	(4)	(2)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	6	6	(2)	(2)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	12	12	(6)	(1)

Total Written Options					$(14)	$(6)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	117

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini Russell 2000 Index June Futures	06/2024	2,493	$267,486	$5,183	$935	$0
U.S. Treasury 2-Year Note June Futures	06/2024	728	148,865	(172)	0	(148)
U.S. Treasury 10-Year Note June Futures	06/2024	614	68,029	(15)	0	(48)

				$4,996	$935	$(196)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini DJIA Index June Futures	06/2024	130	$(26,114)	$(617)	$0	$(20)
U.S. Treasury 5-Year Note June Futures	06/2024	48	(5,137)	(28)	5	0

				$(645)	$5	$(20)

Total Futures Contracts				$4,351	$940	$(216)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.473%		$1,700	$27	$(7)	$20	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595		500	(3)	11	8	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	0.442	EUR	800	(4)	21	17	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170		$1,400	9	16	25	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204		200	2	2	4	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	0.493		2,520	500	(203)	297	0	0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825		2,985	359	124	483	2	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.183	EUR	3,400	(487)	495	8	1	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261		$200	1	0	1	0	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	0.672	EUR	400	(4)	10	6	0	0

							$400	$469	$869	$3	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$3,956	$(145)	$103	$(42)	$3	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	92	(4)	4	0	0	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027	800	(68)	58	(10)	0	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028	400	(27)	20	(7)	0	0
CDX.EM-40 5-Year Index	1.000	Quarterly	12/20/2028	2,000	(99)	51	(48)	0	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	99	0	8	8	0	0
CDX.HY-41 5-Year Index	5.000	Quarterly	12/20/2028	6,435	65	419	484	2	0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029	2,100	149	6	155	1	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	900	20	(7)	13	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	3,200	78	(23)	55	0	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	800	18	(3)	15	0	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	400	4	5	9	0	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	300	4	3	7	0	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	1,300	19	11	30	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	20,700	450	29	479	2	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	86,800	1,970	20	1,990	8	0

					$2,434	$704	$3,138	$16	$0

118	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	300	$(2)	$20	$18	$2	$0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		200	(1)	0	(1)	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/21/2034	JPY	4,120,000	(32)	(402)	(434)	0	(58)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		$70,100	1,035	865	1,900	60	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		100,000	117	915	1,032	125	0
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2026		27,400	271	32	303	33	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		61,600	(153)	564	411	93	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		2,000	(2)	34	32	3	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		19,300	175	(48)	127	29	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		28,890	284	551	835	43	0
Receive	1-Day USD-SOFR Compounded-OIS	1.063	Semi-Annual	03/15/2031		62,600	409	11,436	11,845	95	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		58,300	5,978	4,314	10,292	69	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		7,900	593	(333)	260	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		400	(2)	7	5	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		300	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		300	(1)	6	5	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		52,500	(714)	899	185	25	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		18,700	5,245	1,431	6,676	0	(28)
Pay	1-Day USD-SOFR Compounded-OIS	3.555	Annual	03/05/2054		300	(3)	(1)	(4)	1	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	51,400	(53)	913	860	186	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	1,000	(2)	28	26	2	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		1,000	(2)	32	30	2	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		900	(2)	(18)	(20)	0	(2)
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		500	(1)	(10)	(11)	0	(1)
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		400	(1)	(7)	(8)	0	(1)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		800	(1)	(5)	(6)	0	(2)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		1,000	(2)	(4)	(6)	0	(3)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		500	(1)	(4)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		700	(1)	0	(1)	0	(2)
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		600	(2)	49	47	3	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		1,800	(7)	116	109	9	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		600	(3)	(31)	(34)	0	(3)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		500	(2)	(22)	(24)	0	(3)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		200	(1)	(11)	(12)	0	(1)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		200	(1)	(12)	(13)	0	(1)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		400	(2)	(17)	(19)	0	(2)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		400	(1)	(16)	(17)	0	(2)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		600	(2)	(19)	(21)	0	(3)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		700	(3)	(20)	(23)	0	(4)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		600	(2)	(13)	(15)	0	(3)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		400	(1)	(10)	(11)	0	(2)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		700	(3)	0	(3)	0	(4)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		500	(2)	10	8	3	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		500	(2)	10	8	3	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		300	(1)	(2)	(3)	0	(3)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		15,700	269	87	356	90	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		7,200	(382)	14	(368)	0	(86)
Pay	CAONREPO Index	4.177	Semi-Annual	03/20/2026	CAD	36,900	0	(18)	(18)	0	(21)

							$12,982	$21,313	$34,295	$882	$(237)

Total Swap Agreements							$15,816	$22,486	$38,302	$901	$(237)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$962	$901	$1,863	$(6)	$(216)	$(237)	$(459)

(k)

Securities with an aggregate market value of $30,668 and cash of $8,773 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	119

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $22 for closed futures is outstanding at period end.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$7	AUD	11	$0	$0
	05/2024	AUD	11		$7	0	0

BOA	04/2024	CAD	40,043		29,469	0	(95)
	04/2024	CNH	2,716		374	0	0
	04/2024	EUR	961		1,043	6	0
	04/2024	IDR	3,066,679		194	1	0
	04/2024	JPY	593,306		3,927	7	0
	04/2024	KRW	188,214		140	1	0
	04/2024		$10	AUD	16	0	0
	05/2024	AUD	16		$10	0	0
	05/2024		$3,223	DKK	22,105	0	(22)
	05/2024		3,927	JPY	590,608	0	(7)
	06/2024	KRW	518,406		$398	13	0
	06/2024	TWD	9,416		307	12	0
	06/2024		$43	IDR	671,905	0	(1)
	06/2024		326	KRW	433,094	0	(4)
	06/2024		502	TWD	15,438	0	(18)

BPS	04/2024	AUD	388		$253	0	0
	04/2024	BRL	8,947		1,794	10	0
	04/2024	CNH	13,752		1,916	21	0
	04/2024	GBP	11,672		14,817	85	0
	04/2024	IDR	6,309,168		398	1	0
	04/2024	KRW	516,550		385	2	0
	04/2024		$1,795	BRL	8,947	0	(11)
	04/2024		700	CNH	5,079	0	(1)
	05/2024	BRL	4,814		$963	6	0
	05/2024	CNH	5,072		700	1	0
	05/2024	TWD	72,797		2,357	79	0
	05/2024		$4,093	DKK	28,142	0	(16)
	06/2024	KRW	2,281,804		$1,747	49	0
	06/2024	TWD	393,712		12,721	373	0
	06/2024		$524	IDR	8,255,302	0	(5)
	06/2024		3,755	INR	312,841	0	(13)
	07/2024	BRL	4,168		$829	5	0

BRC	04/2024		1,526		305	1	0
	04/2024	CNH	19,162		2,666	25	0
	04/2024	HKD	263		34	0	0
	04/2024	IDR	2,200,585		138	0	0
	04/2024		$307	BRL	1,526	0	(3)
	04/2024		351	CNH	2,549	0	0
	04/2024		15	ZAR	294	0	0
	05/2024	TRY	6,788		$198	0	0
	06/2024	KRW	2,729,713		2,089	58	0
	06/2024	MXN	104		6	0	0
	06/2024		$13	INR	1,043	0	0

120	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BSH	07/2024	BRL	12,700		$2,518	$7	$0

CBK	04/2024		17,464		3,497	15	0
	04/2024	CAD	50,614		37,413	46	(1)
	04/2024	CNH	17,977		2,495	18	0
	04/2024		$3,545	BRL	17,464	0	(63)
	06/2024	KRW	1,037,416		$801	29	0
	06/2024		$204	IDR	3,225,719	0	(1)
	06/2024		50	KRW	66,048	0	(1)

DUB	04/2024	BRL	28,427		$5,658	2	(12)
	04/2024	EUR	99,714		108,381	804	0
	04/2024	IDR	8,787,697		554	0	0
	04/2024		$5,690	BRL	28,427	0	(22)
	05/2024		7,430		37,342	13	(21)
	06/2024	KRW	2,542,660		$1,953	61	0

GLM	04/2024	BRL	1,993		402	5	0
	04/2024		$399	BRL	1,993	0	(2)
	04/2024		2,299	DKK	15,851	0	(6)
	06/2024	IDR	6,285,433		$399	3	0
	06/2024		$1,859	MXN	31,312	3	(2)
	07/2024	BRL	6,600		$1,332	28	0
	04/2025	DKK	16,200		2,395	4	0

JPM	04/2024	BRL	13,028		2,607	10	0
	04/2024	CAD	36,720		27,207	101	(2)
	04/2024	EUR	384		417	3	0
	04/2024	KRW	368,582		275	1	0
	04/2024		$2,662	BRL	13,028	0	(65)
	06/2024	IDR	1,582,711		$100	1	0
	06/2024	KRW	2,464,046		1,901	68	0
	06/2024	TWD	26,662		852	16	0
	06/2024		$2,023	IDR	31,960,770	0	(14)
	06/2024		450	INR	37,478	0	(2)
	06/2024		8,240	MXN	139,921	73	0
	07/2024	BRL	4,296		$862	13	0

MBC	04/2024		550		110	1	0
	04/2024	CNH	28,407		3,954	41	0
	04/2024	IDR	1,057,727		66	0	0
	04/2024	JPY	55,600		371	3	0
	04/2024		$110	BRL	550	0	0
	04/2024		26,462	CAD	35,887	32	0
	04/2024		14,743	GBP	11,672	0	(11)
	05/2024	CAD	35,871		$26,462	0	(32)
	05/2024	DKK	49,745		7,214	8	0
	05/2024	GBP	11,672		14,745	11	0
	06/2024		$934	IDR	14,769,072	0	(6)
	06/2024		23	INR	1,948	0	0

MYI	04/2024	BRL	550		$110	1	0
	04/2024	CAD	1,600		1,179	0	(2)
	04/2024	CNH	13,187		1,843	26	0
	04/2024	JPY	1,480,000		10,326	530	0
	04/2024		$110	BRL	550	0	0
	04/2024		2,663	DKK	18,388	0	(3)
	04/2024		109,366	EUR	101,059	0	(339)
	05/2024	EUR	101,059		$109,499	345	0
	05/2024		$1,218	JPY	183,100	0	(3)
	06/2024	IDR	5,383,860		$347	8	0
	06/2024	KRW	2,130,100		1,636	51	0
	06/2024		$539	IDR	8,513,011	0	(3)
	06/2024		50	INR	4,141	0	0
	04/2025	DKK	18,800		$2,776	1	0

RBC	04/2024		$18	MXN	328	1	0
	06/2024		684		11,554	3	0

SCX	04/2024	CAD	25,020		$18,422	0	(49)
	04/2024	CNH	57,458		7,995	79	0
	06/2024	KRW	2,736,086		2,094	58	0
	06/2024		$1,935	IDR	30,563,116	0	(13)
	06/2024		6,070	INR	505,415	0	(24)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	121

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
TOR	04/2024	AUD	890		$583	$3	$0
	04/2024	HKD	845		108	0	0
	04/2024		$4,358	JPY	651,301	0	(55)
	05/2024	AUD	13		$9	0	0

UAG	04/2024	CAD	7,800		5,787	28	0
	04/2024		$810	AUD	1,239	0	(2)
	04/2024		663	CAD	900	1	0
	04/2024		2,330	DKK	16,100	0	(2)
	04/2024		10,152	ZAR	190,098	0	(127)
	05/2024	AUD	1,239		$810	2	0
	06/2024	JPY	3,030,000		20,716	446	0
	04/2025	DKK	16,100		2,375	0	(1)

Total Forward Foreign Currency Contracts						$3,759	$(1,082)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	07/17/2024	52,000	$22	$38

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/17/2024	52,000	30	44
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	01/13/2025	52,600	47	86

Total Purchased Options							$99	$168

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	800	$ (2)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	800	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	400	(1)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	400	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	500	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	500	(2)	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	700	(1)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	700	(1)	(1)

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	1,400	(5)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	1,400	(5)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	1,800	(5)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	1,800	(5)	(3)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	800	(1)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	800	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	800	(3)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	700	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	700	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	800	(3)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	700	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	800	(3)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	700	(2)	0

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	600	(1)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	600	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	800	(3)	(2)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	400	(1)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	400	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	500	(1)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	500	(1)	(1)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	1,500	(4)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	1,500	(4)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	800	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	600	(2)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	700	(3)	0

122	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024%	04/01/2024	800	$(3)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	600	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	700	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	300	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	300	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	600	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	600	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	1,000	(3)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	1,000	(3)	(2)

Total Written Options							$(101)	$(50)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index «	0.110%	Monthly	05/25/2046	$1,993	$(528)	$412	$0	$(116)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	RU20INTR Index	36,826	5.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/05/2025	$387,080	$0	$26,915	$26,915	$0

GST	Receive	RU20INTR Index	779	5.470% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/05/2024	8,859	0	(36)	0	(36)

MBC	Receive	RU20INTR Index	19,749	5.600% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2025	205,593	0	17,337	17,337	0

MYI	Receive	RU20INTR Index	3,755	5.470% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/05/2024	42,704	0	(176)	0	(176)

UAG	Receive	RU20INTR Index	4,219	5.430% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024	47,981	0	(196)	0	(196)

ULO	Receive	RU20INTR Index	2,654	5.460% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/07/2024	30,183	0	(124)	0	(124)

								$0	$43,720	$44,252	$(532)

Total Swap Agreements								$(528)	$44,132	$44,252	$(648)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$40	$0	$26,915	$26,955	$(147)	$0	$0	$(147)	$26,808	$(24,800)	$2,008
BPS	632	0	0	632	(46)	0	0	(46)	586	(690)	(104)
BRC	84	0	0	84	(3)	0	(116)	(119)	(35)	178	143
BSH	7	0	0	7	0	0	0	0	7	0	7
CBK	108	0	0	108	(66)	(5)	0	(71)	37	0	37
CKL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
DUB	880	0	0	880	(55)	0	0	(55)	825	(550)	275
FAR	0	0	0	0	0	(16)	0	(16)	(16)	0	(16)
GLM	43	38	0	81	(10)	(11)	0	(21)	60	(280)	(220)
GST	0	0	0	0	0	0	(36)	(36)	(36)	0	(36)
JPM	286	0	0	286	(83)	(6)	0	(89)	197	(270)	(73)
MBC	96	0	17,337	17,433	(49)	0	0	(49)	17,384	(14,720)	2,664
MYC	0	130	0	130	0	(10)	0	(10)	120	0	120
MYI	962	0	0	962	(350)	0	(176)	(526)	436	(1,740)	(1,304)
RBC	4	0	0	4	0	0	0	0	4	0	4
SCX	137	0	0	137	(86)	0	0	(86)	51	0	51
TOR	3	0	0	3	(55)	0	0	(55)	(52)	0	(52)
UAG	477	0	0	477	(132)	0	(196)	(328)	149	(2,410)	(2,261)
ULO	0	0	0	0	0	0	(124)	(124)	(124)	0	(124)

Total Over the Counter	$3,759	$168	$44,252	$48,179	$(1,082)	$(50)	$(648)	$(1,780)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	123

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

(m)

Securities with an aggregate market value of $178 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$957	$0	$5	$962
Swap Agreements	0	19	0	0	882	901

	$0	$19	$957	$0	$887	$1,863

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,759	$0	$3,759
Purchased Options	0	0	0	0	168	168
Swap Agreements	0	0	44,252	0	0	44,252

	$0	$0	$44,252	$3,759	$168	$48,179

	$0	$19	$45,209	$3,759	$1,055	$50,042

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	0	0	20	0	196	216
Swap Agreements	0	0	0	0	237	237

	$0	$0	$20	$0	$439	$459

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,082	$0	$1,082
Written Options	0	0	0	0	50	50
Swap Agreements	0	116	532	0	0	648

	$0	$116	$532	$1,082	$50	$1,780

	$0	$116	$552	$1,082	$489	$2,239

124	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$60	$60
Futures	0	0	28,640	0	(1,609)	27,031
Swap Agreements	0	4,436	0	0	(4,608)	(172)

	$0	$4,436	$28,640	$0	$(6,157)	$26,919

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,363	$0	$4,363
Written Options	0	0	0	0	642	642
Swap Agreements	0	44	33,026	0	0	33,070

	$0	$44	$33,026	$4,363	$642	$38,075

	$0	$4,480	$61,666	$4,363	$(5,515)	$64,994

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	36	0	1,836	1,872
Swap Agreements	0	169	0	0	14,384	14,553

	$0	$169	$36	$0	$16,228	$16,433

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,384	$0	$4,384
Purchased Options	0	0	0	0	69	69
Written Options	0	0	0	0	51	51
Swap Agreements	0	(135)	59,591	0	0	59,456

	$0	$(135)	$59,591	$4,384	$120	$63,960

	$0	$34	$59,627	$4,384	$16,348	$80,393

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$93,731	$0	$93,731
Industrials	0	26,163	0	26,163
Utilities	0	4,459	0	4,459
U.S. Government Agencies	0	223,413	0	223,413
U.S. Treasury Obligations	0	90,212	0	90,212
Non-Agency Mortgage-Backed Securities	0	110,301	22	110,323
Asset-Backed Securities	0	354,327	326	354,653
Sovereign Issues	0	6,419	0	6,419
Common Stocks
Communication Services	710	0	0	710
Consumer Discretionary	4,059	0	0	4,059
Consumer Staples	1,225	0	0	1,225
Energy	681	0	0	681
Financials	5,852	0	0	5,852
Health Care	4,618	0	0	4,618
Industrials	3,761	0	0	3,761
Information Technology	5,089	0	0	5,089
Materials	250	0	0	250
Short-Term Instruments
Commercial Paper	0	35,888	0	35,888
Repurchase Agreements	0	284,848	0	284,848
Short-Term Notes	0	1,601	0	1,601
Japan Treasury Bills	0	29,793	0	29,793

	$26,245	$1,261,155	$348	$1,287,748

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$52,713	$0	$0	$52,713

Total Investments	$78,958	$1,261,155	$348	$1,340,461

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	935	906	0	1,841
Over the counter	0	48,179	0	48,179

	$935	$49,085	$0	$50,020

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(20)	(439)	0	(459)
Over the counter	0	(1,664)	(116)	(1,780)

	$(20)	$(2,103)	$(116)	$(2,239)

Total Financial Derivative Instruments	$915	$46,982	$(116)	$47,781

Totals	$79,873	$1,308,137	$232	$1,388,242

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	125

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A, Class C and Class R shares of the funds (each, a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes A Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which a Fund invests. These foreign taxes, if any, are paid by a Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or

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through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO StocksPLUS® Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Absolute Return Fund	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (Unhedged)	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	Quarterly	Quarterly

PIMCO StocksPLUS® Long Duration Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Short Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Small Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

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Notes to Financial Statements	(Cont.)

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

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For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale for settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

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Notes to Financial Statements	(Cont.)

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.
∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies

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Notes to Financial Statements	(Cont.)

created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$0	$99,556	$ 0	$0	$710	$100,266	$2,887	$0

PIMCO StocksPLUS® Absolute Return Fund	80,878	33,680	0	0	1,253	115,811	4,474	0

PIMCO StocksPLUS® International Fund (Unhedged)	0	11,347	0	0	70	11,417	282	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	83,705	44,466	0	0	1,305	129,476	4,654	0

PIMCO StocksPLUS® Short Fund	0	10,212	0	0	78	10,290	320	0

PIMCO StocksPLUS® Small Fund	49,253	2,714	0	0	746	52,713	2,682	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$0	$167,464	$(141,147)	$26	$5	$26,348	$2,279	$0

PIMCO StocksPLUS® Absolute Return Fund	156	50,493	(50,659)	9	1	0	489	0

PIMCO StocksPLUS® International Fund (Unhedged)	67	3,102	(3,169)	(1)	1	0	9	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	1,536	242,525	(142,200)	8	(3)	101,866	1,364	0

PIMCO StocksPLUS® Long Duration Fund	11,918	1,556,143	(1,504,700)	(51)	(1)	63,309	834	0

PIMCO StocksPLUS® Short Fund	186	12,947	(8,090)	(1)	(1)	5,041	44	0

PIMCO StocksPLUS® Small Fund	165	8	(173)	0	0	0	8	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the

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Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that

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may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2024, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

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(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities.

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Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of a Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund.

A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the

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amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market

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movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an

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active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received

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Notes to Financial Statements	(Cont.)

from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Interest Rate	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X

Inverse Correlation and Compounding	—	—	—	—	—	X	—

Liquidity	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X

Smaller Company	—	—	—	—	—	—	X

Management	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X	X

Collateralized Loan Obligations	X	X	X	—	—	—	X

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Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Inverse Correlation and Compounding Risk is the risk that a Fund’s performance may vary substantially from the inverse performance of the Fund’s index for a number of reasons, including the effects of compounding on the performance of the Fund’s derivatives short positions for periods greater than one day, the results of PIMCO’s active management of the Fund (including income and gains or losses from Fixed Income Instruments and variations in the Fund’s level of short exposure) and that derivatives positions in general may not correlate exactly with an index.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

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Notes to Financial Statements	(Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

Collateralized Loan Obligations Risk is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes a Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a

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Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, a Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master

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Notes to Financial Statements	(Cont.)

Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the

Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such

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posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2		I-3		Administrative Class		Class A		Class C	Class R
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%		0.45%	(1)	N/A		0.40%		0.40%	0.40%
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A		0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (Unhedged)	0.39%	0.25%	0.35%		0.45%	(1)	N/A		0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%		0.50%	(1)	N/A		0.45%		0.45%	N/A
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	0.34%	*	N/A		N/A		0.39%	*	N/A	N/A
PIMCO StocksPLUS® Short Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A		0.40%		0.40%	N/A
PIMCO StocksPLUS® Small Fund	0.44%	0.25%	0.35%		0.45%	(1)	0.25%	~	0.40%		0.40%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended March 31, 2024.
~	This share class was liquidated during the reporting period.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO StocksPLUS® Fund	0.50%	0.25%

All other Funds	0.75%	0.25%
Class R

PIMCO StocksPLUS® Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

PIMCO StocksPLUS®Small Fund	0.25%~

~	This share class was liquidated during the reporting period.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent

ANNUAL REPORT	|	MARCH 31, 2024	145

Notes to Financial Statements	(Cont.)

deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the Funds below waived and/or reimbursed the following fees (amounts in thousands†):

Fund Name	Waived fees

PIMCO StocksPLUS® Fund	$13

PIMCO StocksPLUS® Absolute Return Fund	4

PIMCO StocksPLUS® International Fund (Unhedged)	4

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	14

PIMCO StocksPLUS® Short Fund	8

PIMCO StocksPLUS® Small Fund	2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in

146	PIMCO STOCKSPLUS® FUNDS

March 31, 2024

procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO StocksPLUS® Fund	$2,645,897	$2,468,406	$779,296	$157,124

PIMCO StocksPLUS® Absolute Return Fund	5,194,055	4,949,245	502,093	128,597

PIMCO StocksPLUS® International Fund (Unhedged)	503,594	462,241	79,182	12,423

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	6,035,300	5,467,858	963,203	162,189

PIMCO StocksPLUS® Long Duration Fund	1,512,712	1,235,391	107,151	71,967

PIMCO StocksPLUS® Short Fund	489,735	467,610	43,316	87,803

PIMCO StocksPLUS® Small Fund	2,981,511	2,919,819	307,993	106,408

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2024	147

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO StocksPLUS® Fund				PIMCO StocksPLUS® Absolute Return Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	22,186	$246,691	57,380	$580,584	11,184	$116,506	30,553	$300,287

I-2	3,225	36,622	1,752	18,019	4,916	50,940	12,264	114,942

I-3	989	11,185	808	8,377	787	8,490	105	1,025

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	NA	N/A

Class A	3,566	34,159	4,959	44,248	4,314	43,561	5,076	47,022

Class C	802	6,955	993	8,228	833	6,988	976	7,715

Class R	648	6,685	873	8,455	N/A	N/A	NA	N/A
Issued as reinvestment of distributions

Institutional Class	6,945	79,828	11,235	108,556	3,251	36,081	3,760	34,754

I-2	254	2,933	476	4,576	1,127	12,203	1,019	9,205

I-3	115	1,324	162	1,552	36	393	14	123

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	NA	N/A

Class A	1,680	16,713	3,353	28,132	1,727	18,548	1,624	14,505

Class C	279	2,488	699	5,272	330	2,951	379	2,823

Class R	233	2,444	524	4,612	N/A	N/A	NA	N/A
Cost of shares redeemed

Institutional Class	(40,475)	(450,341)	(47,170)	(499,670)	(30,242)	(309,783)	(37,733)	(354,000)

I-2	(2,186)	(24,166)	(4,233)	(43,555)	(12,348)	(126,064)	(19,350)	(179,936)

I-3	(251)	(2,792)	(118)	(1,191)	(75)	(805)	(217)	(1,987)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	NA	N/A

Class A	(6,934)	(66,566)	(8,660)	(77,724)	(11,878)	(120,550)	(15,553)	(142,834)

Class C	(2,236)	(19,024)	(2,789)	(22,722)	(4,104)	(34,644)	(4,902)	(37,857)

Class R	(1,430)	(14,689)	(1,037)	(9,793)	N/A	N/A	NA	N/A

Net increase (decrease) resulting from Fund share transactions	(12,590)	$(129,551)	19,207	$165,956	(30,142)	$(295,185)	(21,985)	$(184,213)

148	PIMCO STOCKSPLUS® FUNDS

March 31, 2024

PIMCO StocksPLUS® International Fund (Unhedged)				PIMCO S StocksPLUS® International Fund (U.S. Dollar-Hedged)				PIMCO StocksPLUS® Long Duration Fund

Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares*	Amount

4,746	$50,472	4,781	$62,821	50,773	$421,521	37,947	$301,956	30,232	$459,824	13,512	$205,510

1,448	15,430	1,204	13,129	34,602	281,093	33,037	257,980	N/A	N/A	N/A	N/A

1,105	11,634	507	5,602	3,974	31,611	1,851	14,541	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	NA	N/A	N/A	N/A	N/A	N/A

1,157	11,450	1,649	17,608	10,961	82,917	9,696	71,181	N/A	N/A	N/A	N/A

17	145	39	314	1,273	8,362	552	3,563	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	NA	N/A	N/A	N/A	N/A	N/A

488	5,384	3,178	31,598	14,221	116,844	11,717	91,346	3,540	56,449	872	12,667

53	587	517	5,096	7,543	60,994	6,375	49,010	N/A	N/A	N/A	N/A

41	457	95	932	421	3,401	225	1,718	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	NA	N/A	N/A	N/A	N/A	N/A

125	1,273	1,122	10,194	4,904	36,859	4,473	32,249	N/A	N/A	N/A	N/A

5	45	75	593	729	4,717	851	5,374	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	NA	N/A	N/A	N/A	N/A	N/A

(3,090)	(32,282)	(17,014)	(217,732)	(32,060)	(262,684)	(42,331)	(332,086)	(28,163)	(418,326)	(29,818)	(452,164)

(927)	(9,945)	(1,471)	(16,502)	(23,489)	(189,482)	(31,152)	(241,957)	N/A	N/A	N/A	N/A

(315)	(3,298)	(310)	(3,707)	(962)	(7,797)	(1,968)	(15,425)	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	NA	N/A	N/A	N/A	N/A	N/A

(2,100)	(20,761)	(1,933)	(21,074)	(14,456)	(108,574)	(12,006)	(87,456)	N/A	N/A	N/A	N/A

(99)	(844)	(120)	(1,221)	(3,217)	(20,904)	(2,913)	(18,807)	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	NA	N/A	N/A	N/A	N/A	N/A

2,654	$29,747	(7,681)	$(112,349)	55,217	$458,878	16,354	$133,187	5,609	$97,947	(15,434)	$(233,987)

	PIMCO StocksPLUS® Short Fund				PIMCO StocksPLUS® Small Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024				Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount
Receipts for shares sold

Institutional Class	10,520	$87,200	27,177	$254,470	13,358		$91,713		38,753	$311,556

I-2	17,852	150,989	54,545	501,470	3,450		23,339		4,930	37,675

I-3	135	1,137	4,299	40,142	146		987		347	2,858

Administrative Class	N/A	N/A	N/A	N/A	5	(a)	32	(a)	50	417

Class A	1,353	10,765	3,182	28,151	2,269		14,703		4,063	30,263

Class C	215	1,619	281	2,304	252		1,390		545	3,530

Class R	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A
Issued as reinvestment of distributions

Institutional Class	0	0	267	2,463	3,278		23,653		23,623	155,679

I-2	0	0	591	5,431	454		3,218		4,352	28,198

I-3	0	0	84	769	18		129		225	1,450

Administrative Class	N/A	N/A	N/A	N/A	5	(a)	34	(a)	48	313

Class A	0	0	80	703	1,183		8,129		9,775	61,390

Class C	0	0	15	124	164		943		1,761	9,313

Class R	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A
Cost of shares redeemed

Institutional Class	(14,119)	(117,507)	(24,085)	(222,584)	(30,713)		(208,568)		(48,207)	(365,546)

I-2	(33,443)	(277,816)	(36,680)	(337,215)	(10,075)		(67,152)		(20,917)	(163,334)

I-3	(2,989)	(25,547)	(1,474)	(13,555)	(159)		(1,085)		(1,308)	(9,494)

Administrative Class	N/A	N/A	N/A	N/A	(207	)(a)	(1,463	)(a)	(358)	(2,846)

Class A	(1,775)	(14,168)	(3,939)	(34,781)	(13,988)		(91,367)		(13,781)	(102,267)

Class C	(281)	(2,079)	(312)	(2,567)	(2,164)		(11,724)		(3,052)	(19,489)

Class R	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(22,532)	$(185,407)	24,031	$225,325	(32,724)		$(213,089)		849	$(20,334)

ANNUAL REPORT	|	MARCH 31, 2024	149

Notes to Financial Statements	(Cont.)	March 31, 2024

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	A one for three reverse share split, effective March 24, 2023, has been retroactively applied.
(a)	Administrative Class Shares liquidated at the close of business on March 15, 2024.

At a meeting held on January 13, 2023, the Board was notified of a reverse share split for each class of PIMCO StocksPLUS® Long Duration Fund (the “Fund”), pursuant to which shareholders received one share in exchange for every three shares of the Fund.

The reverse share splits were effective March 24, 2023. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits do not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 24, 2023 for the Fund has been adjusted to reflect the reverse share split.

The following table discloses the number of persons who owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2024. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO StocksPLUS® Fund	1	0	61%	0%

PIMCO StocksPLUS® Absolute Return Fund	1	0	22%	0%

PIMCO StocksPLUS® International Fund (Unhedged)	2	0	47%	0%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	2	0	26%	0%

PIMCO StocksPLUS® Long Duration Fund	3	0	46%	0%

PIMCO StocksPLUS® Short Fund	4	0	68%	0%

PIMCO StocksPLUS® Small Fund	1	0	28%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2024, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

150	PIMCO STOCKSPLUS® FUNDS

March 31, 2024

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO StocksPLUS® Fund	$71,246	$82,097	$170,459	$0	$0	$0	$0	$323,802

PIMCO StocksPLUS® Absolute Return Fund	52,253	2,320	136,540	0	0	0	0	191,113

PIMCO StocksPLUS® International Fund (Unhedged)	6,239	0	9,863	0	(82,860)	0	0	(66,758)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	257,737	0	84,244	0	(113,520)	0	0	228,461

PIMCO StocksPLUS® Long Duration Fund	79,579	0	(210,209)	0	(156,455)	0	0	(287,085)

PIMCO StocksPLUS® Short Fund	0	0	(3,567)	0	(4,111,211)	0	(7,923)	(4,122,701)

PIMCO StocksPLUS® Small Fund	28,391	0	21,120	0	(310,029)	0	0	(260,518)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, sale/buyback transactions, interest accrued on defaulted securities, and return of capital distributions from underlying funds.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO StocksPLUS® Fund	$0	$0

PIMCO StocksPLUS® Absolute Return Fund	0	0

PIMCO StocksPLUS® International Fund (Unhedged)*	23,512	59,348

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	94,051	19,469

PIMCO StocksPLUS® Long Duration Fund	96,391	60,064

PIMCO StocksPLUS® Short Fund*	1,083,183	3,028,028

PIMCO StocksPLUS® Small Fund	92,550	217,479

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO StocksPLUS® Fund	$2,980,190	$220,773	$(50,369)	$170,404

PIMCO StocksPLUS® Absolute Return Fund	2,723,586	208,515	(70,671)	137,844

PIMCO StocksPLUS® International Fund (Unhedged)	268,674	17,198	(7,225)	9,973

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	3,402,464	168,058	(80,870)	87,188

PIMCO StocksPLUS® Long Duration Fund	1,626,823	30,521	(240,269)	(209,748)

PIMCO StocksPLUS® Short Fund	153,843	5,119	(9,037)	(3,918)

PIMCO StocksPLUS® Small Fund	1,407,340	74,681	(52,513)	22,168

ANNUAL REPORT	|	MARCH 31, 2024	151

Notes to Financial Statements	(Cont.)	March 31, 2024

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, sale/buyback transactions, interest accrued on defaulted securities, and return of capital distributions from underlying funds.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO StocksPLUS® Fund	$108,004	$0	$0	$41,307	$115,507	$0

PIMCO StocksPLUS® Absolute Return Fund	72,006	0	0	30,414	32,833	0

PIMCO StocksPLUS® International Fund (Unhedged)	8,251	0	0	6,452	43,824	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	245,006	0	0	114,941	80,810	0

PIMCO StocksPLUS® Long Duration Fund	57,001	0	0	12,904	0	0

PIMCO StocksPLUS® Short Fund	0	0	0	9,500	0	0

PIMCO StocksPLUS® Small Fund	37,003	0	0	8	264,242	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

152	PIMCO STOCKSPLUS® FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations, of changes in net assets and, for the fund indicated in the table below, of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations, the changes in each of their net assets and, for the fund indicated in the table below, its cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the five years in the period ended March 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

PIMCO StocksPLUS® Fund (1)

PIMCO StocksPLUS® Absolute Return Fund (1)

PIMCO StocksPLUS® International Fund (Unhedged) (1)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (1)

PIMCO StocksPLUS® Long Duration Fund (2)

PIMCO StocksPLUS® Short Fund (1)

PIMCO StocksPLUS® Small Fund (1)

(1) Statement of operations for the year ended March 31, 2024 and statement of changes in net assets for the years ended March 31, 2024 and 2023

(2) Statement of operations and statement of cash flows for the year ended March 31, 2024, and statement of changes in net assets for the years ended March 31, 2024 and 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2024	153

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	SAL	Citigroup Global Markets, Inc.

BOM	Bank of Montreal	FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	SGY	Societe Generale, NY

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SOG	Societe Generale Paris

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

BSH	Banco Santander S.A. - New York Branch	JPS	J.P. Morgan Securities LLC	STR	State Street FICC Repo

BSS	Banco Santander S.A.	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	MEI	Merrill Lynch International	UAG	UBS AG Stamford

CEW	Canadian Imperial Bank of Commerce World Markets	MYC	Morgan Stanley Capital Services LLC	ULO	UBS AG London

CKL	Citibank N.A. London	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

DEU	Deutsche Bank Securities, Inc.	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:

AUD	Australian Dollar	HUF	Hungarian Forint	NZD	New Zealand Dollar

BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty

CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona

CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TRY	Turkish New Lira

DKK	Danish Krone	KRW	South Korean Won	TWD	Taiwanese Dollar

EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar

GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand

HKD	Hong Kong Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	EAFE	Europe, Australasia, and Far East Stock Index	S&P 500	Standard & Poor’s 500 Index

CAONREPO	Canadian Overnight Repo Rate Average	EUR003M	3 Month EUR Swap Rate	SOFRINDX	Secured Overnight Financing Rate Index

CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SOFRRATE	Secured Overnight Financing Rate

CDX.HY	Credit Derivatives Index - High Yield	MUTKCALM	Tokyo Overnight Average Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.IG	Credit Derivatives Index - Investment Grade	NDDUEAFE	MSCI EAFE Index	TSFR1M	Term SOFR 1-Month

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	RU20INTR	Russell 2000 Total Return Index	TSFR3M	Term SOFR 3-Month

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	MSCI	Morgan Stanley Capital International

154	PIMCO STOCKSPLUS® FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO StocksPLUS® Fund	0%	0%	$108,004	$0	$67,337

PIMCO StocksPLUS® Absolute Return Fund	0%	0%	72,006	0	41,329

PIMCO StocksPLUS® International Fund (Unhedged)	0%	0%	8,251	0	9,553

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0%	0%	245,006	0	71,973

PIMCO StocksPLUS® Long Duration Fund	0%	0%	57,001	0	0

PIMCO StocksPLUS® Short Fund	0%	0%	0	0	0

PIMCO StocksPLUS® Small Fund	0%	0%	37,003	0	7,215

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO StocksPLUS® Fund	0%

PIMCO StocksPLUS® Absolute Return Fund	0%

PIMCO StocksPLUS® International Fund (Unhedged)	0%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0%

PIMCO StocksPLUS® Long Duration Fund	0%

PIMCO StocksPLUS® Short Fund	0%

PIMCO StocksPLUS® Small Fund	0%

ANNUAL REPORT	|	MARCH 31, 2024	155

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

156	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	|	MARCH 31, 2024	157

Management of the Trust	(Cont.)	(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

158	PIMCO STOCKSPLUS® FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	|	MARCH 31, 2024	159

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

160	PIMCO STOCKSPLUS® FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3008AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

		Page

Market Insights		2

Important Information About the Funds		3

Expense Examples		15

Benchmark Descriptions		17

Financial Highlights		18

Statements of Assets and Liabilities		26

Statements of Operations		30

Statements of Changes in Net Assets		32

Notes to Financial Statements		79

Report of Independent Registered Public Accounting Firm		101

Glossary		102

Federal Income Tax Information		103

Management of the Trust		104

Privacy Policy		107

Liquidity Risk Management Program		108

Fund	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	7	34

PIMCO California Municipal Bond Fund	8	37

PIMCO California Short Duration Municipal Income Fund	9	41

PIMCO High Yield Municipal Bond Fund	10	44

PIMCO Municipal Bond Fund	11	55

PIMCO National Intermediate Municipal Bond Fund	12	64

PIMCO New York Municipal Bond Fund	13	70

PIMCO Short Duration Municipal Income Fund	14	74

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (each, a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates (or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian

ANNUAL REPORT	|	MARCH 31, 2024	3

Important Information About the Funds	(Cont.)

entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A, Class C and Class C-2 shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Class C-2	Diversification Status
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	—	10/19/99	08/31/09	—	Diversified
PIMCO California Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	Diversified
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	05/30/08	—	08/31/06	—	—	Diversified
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	07/30/21	07/31/06	12/29/06	—	Diversified
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	07/30/21	04/01/98	04/01/98	—	Diversified
PIMCO National Intermediate Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	Diversified
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	07/30/21	10/19/99	08/31/09	—	Non-Diversified
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	07/30/21	03/28/02	03/28/02	10/21/20	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow a Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

ANNUAL REPORT	|	MARCH 31, 2024	5

Important Information About the Funds	(Cont.)

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
I-2 - PCIPX	Class C - PCFCX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Municipal Bonds & Notes

Ad Valorem Property Tax	13.6%

Electric Power & Light Revenue	10.1%

Health, Hospital & Nursing Home Revenue	9.7%

Port, Airport & Marina Revenue	7.8%

Local or Guaranteed Housing	5.2%

Special Tax	4.7%

Lease (Abatement)	4.7%

Natural Gas Revenue	4.2%

Sewer Revenue	4.0%

Tobacco Settlement Funded	3.2%

Sales Tax Revenue	2.5%

College & University Revenue	2.5%

Resource Recovery Revenue	2.1%

Tax Increment/Allocation Revenue	2.1%

Water Revenue	2.0%

Miscellaneous Revenue	1.8%

Lease (Non-Terminable)	1.6%

Appropriations	1.1%

Lease Revenue	1.1%

General Fund	1.1%

Economic Development Revenue	1.0%

Other	1.7%

Short-Term Instruments‡	8.8%

U.S. Government Agencies	3.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	3.97%	1.45%	2.13%	3.27%
PIMCO California Intermediate Municipal Bond Fund I-2	3.86%	1.35%	2.02%	3.17%
PIMCO California Intermediate Municipal Bond Fund Class A	3.63%	1.12%	1.79%	2.91%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	1.30%	0.66%	1.56%	2.78%
PIMCO California Intermediate Municipal Bond Fund Class C	2.86%	0.37%	1.03%	2.16%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	1.86%	0.37%	1.03%	2.16%
Bloomberg California Intermediate Municipal Bond Index	2.04%	1.31%	2.16%	3.99%
Lipper California Intermediate Municipal Debt Funds Average	2.77%	1.07%	1.81%	3.45%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.455% for Institutional Class shares, 0.555% for I-2 shares, 0.785% for Class A shares, and 1.535% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal yields broadly increased.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broader municipal market.

»	Security selection within the special tax sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Security selection within the education sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2024	7

PIMCO California Municipal Bond Fund

Institutional Class - PCTIX	Class A - PCTTX
I-2 - PCTPX	Class C - PCTGX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Municipal Bonds & Notes

Ad Valorem Property Tax	15.0%

Health, Hospital & Nursing Home Revenue	11.0%

Local or Guaranteed Housing	9.1%

Electric Power & Light Revenue	6.8%

Tobacco Settlement Funded	6.5%

Port, Airport & Marina Revenue	5.9%

Special Tax	5.2%

Highway Revenue Tolls	4.6%

Water Revenue	4.4%

Sales Tax Revenue	3.6%

General Fund	2.9%

Charter School Aid	2.7%

Natural Gas Revenue	2.0%

College & University Revenue	1.9%

Lease (Abatement)	1.8%

Lease (Non-Terminable)	1.4%

Other	3.6%

Short-Term Instruments‡	7.8%

U.S. Government Agencies	3.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (05/31/12)
PIMCO California Municipal Bond Fund Institutional Class	6.00%	2.33%	3.46%	3.32%
PIMCO California Municipal Bond Fund I-2	5.90%	2.22%	3.35%	3.22%
PIMCO California Municipal Bond Fund Class A	5.63%	1.97%	3.10%	2.96%
PIMCO California Municipal Bond Fund Class A (adjusted)	3.28%	1.51%	2.86%	2.63%
PIMCO California Municipal Bond Fund Class C	4.85%	1.21%	2.33%	2.20%
PIMCO California Municipal Bond Fund Class C (adjusted)	3.85%	1.21%	2.33%	2.20%
Bloomberg California Municipal Bond Index	3.15%	1.60%	2.68%	2.74%
Lipper California Municipal Debt Funds Average	4.16%	1.25%	2.64%	2.61%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.45% for Institutional Class shares, 0.55% for I-2 shares, 0.80% for Class A shares, and 1.55% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO California Municipal Bond Fund seeks high current income exempt from federal and California income tax by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the special tax sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Security selection within the housing sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to a select duration position detracted from performance, as municipal yields broadly increased.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the broader municipal market.

»	Security selection within the resource recovery sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
I-2 - PCDPX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Municipal Bonds & Notes

Electric Power & Light Revenue	14.2%

Ad Valorem Property Tax	10.2%

Water Revenue	9.6%

General Fund	9.4%

Health, Hospital & Nursing Home Revenue	8.5%

Tobacco Settlement Funded	8.5%

Highway Revenue Tolls	5.5%

Lease (Abatement)	4.0%

Natural Gas Revenue	3.6%

Local or Guaranteed Housing	3.4%

Miscellaneous Revenue	3.3%

Sewer Revenue	3.1%

Sales Tax Revenue	2.3%

College & University Revenue	1.8%

Special Tax	1.7%

Economic Development Revenue	1.2%

Resource Recovery Revenue	1.2%

Other	4.2%

Short-Term Instruments‡	4.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	2.87%	1.14%	1.10%	1.47%
PIMCO California Short Duration Municipal Income Fund I-2	2.77%	1.04%	1.00%	1.37%
PIMCO California Short Duration Municipal Income Fund Class A	2.47%	0.74%	0.70%	1.06%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	0.16%	0.28%	0.47%	0.93%
Bloomberg California 1 Year Municipal Bond Index	2.28%	1.06%	0.95%	1.56%
Lipper California Short/Intermediate Municipal Debt Funds Average	2.59%	0.98%	1.20%	1.96%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.33% for Institutional Class shares, 0.43% for I-2 shares and 0.73% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the special tax sector contributed to performance, as holdings outperformed the broader municipal market.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broader municipal market.

»	A tactical allocation to taxable municipals contributed to performance as the taxable municipal index outperformed the broader municipal market.

»	Overweight exposure to a select duration position detracted from performance, as municipal yields broadly increased.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the broader municipal market.

»	Security selection within the education sector detracted from performance, as holdings underperformed the broader municipal market.

ANNUAL REPORT	|	MARCH 31, 2024	9

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
I-2 - PYMPX	Class C - PYMCX
I-3 - PYMNX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	11.5%

Local or Guaranteed Housing	8.9%

Industrial Revenue	7.4%

Ad Valorem Property Tax	6.5%

Tobacco Settlement Funded	5.8%

Natural Gas Revenue	5.2%

Sales Tax Revenue	5.0%

Port, Airport & Marina Revenue	4.9%

Electric Power & Light Revenue	4.8%

Water Revenue	2.4%

Appropriations	2.4%

Miscellaneous Revenue	2.3%

Special Assessment	2.2%

Lease (Appropriation)	1.8%

Income Tax Revenue	1.5%

Economic Development Revenue	1.5%

Resource Recovery Revenue	1.2%

Highway Revenue Tolls	1.2%

Charter School Aid	1.2%

Nuclear Revenue	1.1%

Miscellaneous Taxes	1.1%

Other	5.5%

Short-Term Instruments‡	8.8%

U.S. Government Agencies	2.8%

Corporate Bonds & Notes	2.6%

Loan Participations and Assignments	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	7.46%	2.74%	4.54%	3.85%
PIMCO High Yield Municipal Bond Fund I-2	7.35%	2.64%	4.43%	3.75%
PIMCO High Yield Municipal Bond Fund I-3	7.30%	2.59%	4.38%	3.70%
PIMCO High Yield Municipal Bond Fund Class A	7.14%	2.43%	4.23%	3.55%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	4.73%	1.97%	3.99%	3.37%
PIMCO High Yield Municipal Bond Fund Class C	6.35%	1.67%	3.45%	2.78%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	5.35%	1.67%	3.45%	2.78%
Bloomberg High Yield Municipal Bond Index	7.91%	3.03%	4.55%	4.42%
Lipper High Yield Municipal Debt Funds Average	5.88%	1.66%	3.44%	3.33%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.60% for Institutional Class shares, 0.70% for I-2 shares, 0.80% for I-3 shares, 0.90% for Class A shares, and 1.65% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO High Yield Municipal Bond Fund seeks high current income exempt from federal income tax, with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal yields broadly increased.

»	A tactical allocation to taxable municipals contributed to performance, as select taxable municipal holdings outperformed the broader high yield municipal market.

»	Security selection within the lease-backed sector contributed to performance, as the Fund’s holdings outperformed the broader high yield municipal market.

»	Underweight exposure to the special tax sector detracted from performance, as the sector outperformed the broader high yield municipal market.

»	Security selection within the education sector detracted from performance, as the Fund’s holdings underperformed the broader high yield municipal market.

»	Security selection within the healthcare sector detracted from performance, as the Fund’s holdings underperformed the broader high yield municipal market.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
I-2 - PMUPX	Class C - PMLCX
I-3 - PMUNX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2024†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	8.9%

Port, Airport & Marina Revenue	7.5%

Ad Valorem Property Tax	6.7%

Natural Gas Revenue	5.8%

Local or Guaranteed Housing	5.8%

Industrial Revenue	4.5%

Water Revenue	3.9%

Electric Power & Light Revenue	3.8%

Sales Tax Revenue	3.8%

Income Tax Revenue	3.7%

Tobacco Settlement Funded	3.3%

Highway Revenue Tolls	3.2%

Miscellaneous Revenue	2.3%

General Fund	1.8%

Appropriations	1.8%

College & University Revenue	1.4%

Economic Development Revenue	1.2%

Fuel Sales Tax Revenue	1.1%

Lease (Appropriation)	1.1%

Resource Recovery Revenue	1.0%

Other	4.5%

Short-Term Instruments‡	18.4%

U.S. Government Agencies	3.7%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	6.49%	2.19%	3.35%	3.80%
PIMCO Municipal Bond Fund I-2	6.38%	2.09%	3.24%	3.68%
PIMCO Municipal Bond Fund I-3	6.33%	2.04%	3.19%	3.67%
PIMCO Municipal Bond Fund Class A	6.16%	1.87%	3.03%	3.46%
PIMCO Municipal Bond Fund Class A (adjusted)	3.77%	1.41%	2.79%	3.34%
PIMCO Municipal Bond Fund Class C	5.64%	1.37%	2.51%	2.94%
PIMCO Municipal Bond Fund Class C (adjusted)	4.64%	1.37%	2.51%	2.94%
Bloomberg Municipal Bond Index	3.13%	1.59%	2.66%	4.12%
Lipper General & Insured Municipal Debt Funds Average	3.96%	1.29%	2.46%	3.57%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.47% for Institutional Class shares, 0.57% for I-2 shares, 0.67% for I-3 shares, 0.78% for Class A shares, and 1.28% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal yields broadly increased.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broader municipal market.

»	A tactical allocation to taxable municipals contributed to performance, as the Bloomberg Taxable Municipal Bond Index outperformed the broader municipal market.

»	Security selection within the education sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2024	11

PIMCO National Intermediate Municipal Bond Fund

Institutional Class - PMNIX	Class A - PMNTX
I-2 - PMNPX	Class C - PMNNX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2024†§

Municipal Bonds & Notes

Port, Airport & Marina Revenue	12.5%

Health, Hospital & Nursing Home Revenue	10.8%

Natural Gas Revenue	6.6%

Ad Valorem Property Tax	6.3%

Electric Power & Light Revenue	6.2%

Industrial Revenue	5.5%

Local or Guaranteed Housing	4.9%

Water Revenue	3.5%

Sales Tax Revenue	3.3%

Tobacco Settlement Funded	3.2%

Appropriations	2.8%

Highway Revenue Tolls	2.3%

Miscellaneous Revenue	2.2%

Income Tax Revenue	1.7%

Sewer Revenue	1.6%

Economic Development Revenue	1.5%

Lease (Appropriation)	1.2%

Special Assessment	1.1%

Other	5.7%

Short-Term Instruments‡	12.5%

U.S. Government Agencies	4.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (05/31/12)
PIMCO National Intermediate Municipal Bond Fund Institutional Class	4.91%	2.12%	2.71%	2.67%
PIMCO National Intermediate Municipal Bond Fund I-2	4.81%	2.02%	2.61%	2.57%
PIMCO National Intermediate Municipal Bond Fund Class A	4.55%	1.76%	2.35%	2.32%
PIMCO National Intermediate Municipal Bond Fund Class A (adjusted)	2.16%	1.31%	2.12%	1.99%
PIMCO National Intermediate Municipal Bond Fund Class C	4.03%	1.26%	1.84%	1.81%
PIMCO National Intermediate Municipal Bond Fund Class C (adjusted)	3.03%	1.26%	1.84%	1.81%
Bloomberg 1-15 Year Municipal Bond Index	2.62%	1.60%	2.32%	2.24%
Lipper Intermediate Municipal Debt Funds Average	3.31%	1.44%	2.05%	1.94%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.45% for Institutional Class shares, 0.55% for I-2 shares, 0.80% for Class A shares, and 1.30% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO National Intermediate Municipal Bond Fund seeks maximum tax exempt income by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal yields broadly increased.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to the transportation sector contributed to performance, as the sector outperformed the broader municipal market.

»	Security selection within the education sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

»	There were no other material detractors for this Fund.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
I-2 - PNYPX	Class C - PBFCX
I-3 - PNYNX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Municipal Bonds & Notes

Income Tax Revenue	20.8%

Health, Hospital & Nursing Home Revenue	8.7%

College & University Revenue	7.4%

Water Revenue	6.8%

Industrial Revenue	5.7%

Ad Valorem Property Tax	5.6%

Port, Airport & Marina Revenue	5.6%

Sales Tax Revenue	5.2%

Natural Gas Revenue	4.7%

Local or Guaranteed Housing	3.9%

Electric Power & Light Revenue	3.3%

Tobacco Settlement Funded	2.8%

Highway Revenue Tolls	2.7%

Miscellaneous Revenue	2.3%

General Fund	1.4%

Other	4.1%

Short-Term Instruments‡	8.3%

U.S. Government Agencies	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	5.25%	1.86%	2.91%	4.20%
PIMCO New York Municipal Bond Fund I-2	5.14%	1.76%	2.81%	4.10%
PIMCO New York Municipal Bond Fund I-3	5.09%	1.70%	2.76%	4.05%
PIMCO New York Municipal Bond Fund Class A	4.90%	1.52%	2.57%	3.84%
PIMCO New York Municipal Bond Fund Class A (adjusted)	2.54%	1.06%	2.34%	3.71%
PIMCO New York Municipal Bond Fund Class C	4.12%	0.76%	1.81%	3.09%
PIMCO New York Municipal Bond Fund Class C (adjusted)	3.12%	0.76%	1.81%	3.09%
Bloomberg New York Municipal Bond Index	3.21%	1.48%	2.56%	4.12%
Lipper New York Municipal Debt Funds Average	4.23%	1.21%	2.45%	3.60%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.455% for Institutional Class shares, 0.555% for I-2 shares, 0.655% for I-3 shares, 0.785% for Class A shares, and 1.535% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a select duration position contributed to performance, as municipal yields broadly increased.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the broader municipal market.

»	Security selection within the housing sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

ANNUAL REPORT	|	MARCH 31, 2024	13

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class A - PSDAX
I-2 - PSDPX	Class C - PSDCX
I-3 - PSDUX	Class C-2 - PCCMX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	14.8%

Electric Power & Light Revenue	11.9%

Ad Valorem Property Tax	8.5%

Industrial Revenue	7.6%

Port, Airport & Marina Revenue	6.9%

Natural Gas Revenue	6.7%

General Fund	4.4%

Sales Tax Revenue	3.8%

Highway Revenue Tolls	3.7%

Local or Guaranteed Housing	3.2%

Sewer Revenue	2.3%

Resource Recovery Revenue	2.1%

Fuel Sales Tax Revenue	1.9%

College & University Revenue	1.7%

Tobacco Settlement Funded	1.6%

Hotel Occupancy Tax	1.4%

Income Tax Revenue	1.2%

Economic Development Revenue	1.1%

Lease (Appropriation)	1.0%

Other	5.8%

Short-Term Instruments‡	7.9%

U.S. Government Agencies	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	3.55%	1.60%	1.45%	1.55%
PIMCO Short Duration Municipal Income Fund I-2	3.44%	1.50%	1.35%	1.44%
PIMCO Short Duration Municipal Income Fund I-3	3.40%	1.44%	1.30%	1.42%
PIMCO Short Duration Municipal Income Fund Class A	3.14%	1.19%	1.05%	1.15%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	0.82%	0.74%	0.81%	1.05%
PIMCO Short Duration Municipal Income Fund Class C	2.83%	0.89%	0.75%	0.80%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	1.83%	0.89%	0.75%	0.80%
PIMCO Short Duration Municipal Income Fund Class C-2	2.62%	0.69%	0.55%	0.66%
PIMCO Short Duration Municipal Income Fund Class C-2 (adjusted)	1.62%	0.69%	0.55%	0.66%
Bloomberg 1-Year Municipal Bond Index	2.42%	1.20%	1.07%	2.07%
Lipper Short Municipal Debt Funds Average	2.86%	1.05%	0.93%	2.07%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.33% for Institutional Class shares, 0.43% for I-2 shares, 0.53% for I-3 shares, 0.73% for Class A shares, 1.03% for Class C shares, and 1.23% for Class C-2 shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broader municipal market.

»	Security selection within the transportation sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Overweight exposure to a select duration position detracted from performance, as municipal yields broadly increased.

»	Security selection within the water and sewer sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the broader municipal market.

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,066.50	$2.29	$1,000.00	$1,022.65	$2.24	0.445%
I-2	1,000.00	1,066.00	2.80	1,000.00	1,022.15	2.74	0.545
Class A	1,000.00	1,064.80	3.98	1,000.00	1,021.01	3.89	0.775
Class C	1,000.00	1,060.80	7.81	1,000.00	1,017.28	7.65	1.525

PIMCO California Municipal Bond Fund
Institutional Class	$1,000.00	$1,093.10	$2.29	$1,000.00	$1,022.68	$2.21	0.44%
I-2	1,000.00	1,092.50	2.81	1,000.00	1,022.18	2.72	0.54
Class A	1,000.00	1,091.20	4.11	1,000.00	1,020.94	3.97	0.79
Class C	1,000.00	1,087.20	7.99	1,000.00	1,017.21	7.72	1.54

PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,034.20	$1.67	$1,000.00	$1,023.22	$1.66	0.33%
I-2	1,000.00	1,033.70	2.17	1,000.00	1,022.73	2.16	0.43
Class A	1,000.00	1,032.10	3.69	1,000.00	1,021.23	3.67	0.73

ANNUAL REPORT	|	MARCH 31, 2024	15

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$1,097.90	$2.87	$1,000.00	$1,022.13	$2.77	0.55%
I-2	1,000.00	1,097.40	3.39	1,000.00	1,021.63	3.27	0.65
I-3	1,000.00	1,097.10	3.65	1,000.00	1,021.38	3.52	0.70
Class A	1,000.00	1,096.30	4.43	1,000.00	1,020.64	4.27	0.85
Class C	1,000.00	1,092.30	8.32	1,000.00	1,016.91	8.02	1.60

PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$1,087.00	$2.28	$1,000.00	$1,022.68	$2.21	0.44%
I-2	1,000.00	1,086.40	2.80	1,000.00	1,022.18	2.72	0.54
I-3	1,000.00	1,086.10	3.06	1,000.00	1,021.93	2.97	0.59
Class A	1,000.00	1,085.30	3.89	1,000.00	1,021.13	3.77	0.75
Class C	1,000.00	1,082.60	6.47	1,000.00	1,018.65	6.27	1.25

PIMCO National Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,074.30	$2.32	$1,000.00	$1,022.63	$2.26	0.45%
I-2	1,000.00	1,073.70	2.84	1,000.00	1,022.13	2.77	0.55
Class A	1,000.00	1,072.40	4.12	1,000.00	1,020.89	4.02	0.80
Class C	1,000.00	1,069.80	6.69	1,000.00	1,018.40	6.52	1.30

PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$1,079.20	$2.30	$1,000.00	$1,022.65	$2.24	0.445%
I-2	1,000.00	1,078.60	2.82	1,000.00	1,022.15	2.74	0.545
I-3	1,000.00	1,078.40	3.07	1,000.00	1,021.90	2.99	0.595
Class A	1,000.00	1,077.40	4.00	1,000.00	1,021.01	3.89	0.775
Class C	1,000.00	1,073.40	7.86	1,000.00	1,017.28	7.65	1.525

PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,037.70	$1.67	$1,000.00	$1,023.22	$1.66	0.33%
I-2	1,000.00	1,037.20	2.18	1,000.00	1,022.73	2.16	0.43
I-3	1,000.00	1,036.90	2.43	1,000.00	1,022.48	2.41	0.48
Class A	1,000.00	1,035.60	3.69	1,000.00	1,021.23	3.67	0.73
Class C	1,000.00	1,034.10	5.21	1,000.00	1,019.74	5.17	1.03
Class C-2	1,000.00	1,033.10	6.22	1,000.00	1,018.75	6.17	1.23

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg 1-15 Year Municipal Bond Index	Bloomberg 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

Bloomberg 1-Year Municipal Bond Index	The Bloomberg 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Bloomberg Municipal Bond Index. The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg California 1 Year Municipal Bond Index	Bloomberg California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years.

Bloomberg California Intermediate Municipal Bond Index	Bloomberg California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg California Municipal Bond Index	The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg High Yield Municipal Bond Index	The Bloomberg High Yield Municipal Bond Index measures the non-investment grade and non-rated U.S. tax-exempt bond market. It is an unmanaged index made up of dollar-denominated, fixed-rate municipal securities that are rated Ba1/BB+/BB+ or below or non-rated and that meet specified maturity, liquidity, and quality requirements.

Bloomberg Municipal Bond Index	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg New York Municipal Bond Index	The Bloomberg New York Municipal Bond Index is the New York component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2024	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Intermediate Municipal Bond Fund
Institutional Class

03/31/2024	$9.33	$0.28	$0.08	$0.36	$(0.28)	$0.00	$(0.28)

03/31/2023	9.48	0.24	(0.15)	0.09	(0.24)	0.00	(0.24)

03/31/2022	10.10	0.15	(0.61)	(0.46)	(0.16)	0.00	(0.16)

03/31/2021	9.85	0.21	0.25	0.46	(0.21)	0.00	(0.21)

03/31/2020	9.82	0.22	0.03	0.25	(0.22)	0.00	(0.22)
I-2

03/31/2024	9.33	0.28	0.07	0.35	(0.27)	0.00	(0.27)

03/31/2023	9.48	0.23	(0.15)	0.08	(0.23)	0.00	(0.23)

03/31/2022	10.10	0.14	(0.61)	(0.47)	(0.15)	0.00	(0.15)

03/31/2021	9.85	0.20	0.25	0.45	(0.20)	0.00	(0.20)

03/31/2020	9.82	0.21	0.03	0.24	(0.21)	0.00	(0.21)
Class A

03/31/2024	9.33	0.25	0.08	0.33	(0.25)	0.00	(0.25)

03/31/2023	9.48	0.21	(0.15)	0.06	(0.21)	0.00	(0.21)

03/31/2022	10.10	0.12	(0.62)	(0.50)	(0.12)	0.00	(0.12)

03/31/2021	9.85	0.18	0.25	0.43	(0.18)	0.00	(0.18)

03/31/2020	9.82	0.19	0.03	0.22	(0.19)	0.00	(0.19)
Class C

03/31/2024	9.33	0.18	0.08	0.26	(0.18)	0.00	(0.18)

03/31/2023	9.48	0.14	(0.15)	(0.01)	(0.14)	0.00	(0.14)

03/31/2022	10.10	0.05	(0.62)	(0.57)	(0.05)	0.00	(0.05)

03/31/2021	9.85	0.10	0.25	0.35	(0.10)	0.00	(0.10)

03/31/2020	9.82	0.12	0.03	0.15	(0.12)	0.00	(0.12)

PIMCO California Municipal Bond Fund
Institutional Class

03/31/2024	$10.51	$0.39	$0.22	$0.61	$(0.38)	$0.00	$(0.38)

03/31/2023	10.98	0.32	(0.47)	(0.15)	(0.32)	0.00	(0.32)

03/31/2022	11.65	0.22	(0.68)	(0.46)	(0.21)	0.00	(0.21)

03/31/2021	11.17	0.22	0.48	0.70	(0.22)	0.00	(0.22)

03/31/2020	10.89	0.27	0.29	0.56	(0.28)	0.00	(0.28)
I-2

03/31/2024	10.51	0.38	0.22	0.60	(0.37)	0.00	(0.37)

03/31/2023	10.98	0.31	(0.47)	(0.16)	(0.31)	0.00	(0.31)

03/31/2022	11.65	0.20	(0.68)	(0.48)	(0.19)	0.00	(0.19)

03/31/2021	11.17	0.20	0.49	0.69	(0.21)	0.00	(0.21)

03/31/2020	10.89	0.26	0.29	0.55	(0.27)	0.00	(0.27)
Class A

03/31/2024	10.51	0.35	0.23	0.58	(0.35)	0.00	(0.35)

03/31/2023	10.98	0.28	(0.47)	(0.19)	(0.28)	0.00	(0.28)

03/31/2022	11.65	0.18	(0.69)	(0.51)	(0.16)	0.00	(0.16)

03/31/2021	11.17	0.18	0.48	0.66	(0.18)	0.00	(0.18)

03/31/2020	10.89	0.23	0.29	0.52	(0.24)	0.00	(0.24)
Class C

03/31/2024	10.51	0.27	0.23	0.50	(0.27)	0.00	(0.27)

03/31/2023	10.98	0.20	(0.47)	(0.27)	(0.20)	0.00	(0.20)

03/31/2022	11.65	0.09	(0.68)	(0.59)	(0.08)	0.00	(0.08)

03/31/2021	11.17	0.09	0.49	0.58	(0.10)	0.00	(0.10)

03/31/2020	10.89	0.15	0.28	0.43	(0.15)	0.00	(0.15)

PIMCO California Short Duration Municipal Income Fund
Institutional Class

03/31/2024	$9.61	$0.25	$0.02	$0.27	$(0.25)	$0.00	$(0.25)

03/31/2023	9.65	0.18	(0.04)	0.14	(0.18)	0.00	(0.18)

03/31/2022	9.96	0.10	(0.31)	(0.21)	(0.10)	0.00	(0.10)

03/31/2021	9.84	0.11	0.12	0.23	(0.11)	0.00	(0.11)

03/31/2020	9.88	0.15	(0.03)	0.12	(0.16)	0.00	(0.16)

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.41	3.97%	$126,420	0.445%	0.445%	0.445%	0.445%	3.09%	25%

9.33	0.98	84,144	0.455	0.455	0.445	0.445	2.57	69

9.48	(4.66)	142,651	0.445	0.445	0.445	0.445	1.52	36

10.10	4.70	119,694	0.445	0.445	0.445	0.445	2.07	22

9.85	2.57	86,747	0.445	0.445	0.445	0.445	2.24	35

9.41	3.86	21,662	0.545	0.545	0.545	0.545	3.00	25

9.33	0.87	13,596	0.555	0.555	0.545	0.545	2.46	69

9.48	(4.75)	18,742	0.545	0.545	0.545	0.545	1.43	36

10.10	4.59	20,571	0.545	0.545	0.545	0.545	1.98	22

9.85	2.47	18,183	0.545	0.545	0.545	0.545	2.15	35

9.41	3.63	40,582	0.775	0.775	0.775	0.775	2.75	25

9.33	0.64	42,848	0.785	0.785	0.775	0.775	2.22	69

9.48	(4.97)	55,743	0.775	0.775	0.775	0.775	1.20	36

10.10	4.35	77,522	0.775	0.775	0.775	0.775	1.75	22

9.85	2.24	71,243	0.775	0.775	0.775	0.775	1.90	35

9.41	2.86	2,678	1.525	1.525	1.525	1.525	1.99	25

9.33	(0.11)	3,839	1.535	1.535	1.525	1.525	1.50	69

9.48	(5.69)	3,771	1.525	1.525	1.525	1.525	0.45	36

10.10	3.57	5,612	1.525	1.525	1.525	1.525	1.00	22

9.85	1.47	7,727	1.525	1.525	1.525	1.525	1.18	35

$10.74	6.00%	$55,833	0.44%	0.44%	0.44%	0.44%	3.72%	37%

10.51	(1.30)	47,877	0.45	0.45	0.44	0.44	3.05	78

10.98	(4.08)	45,274	0.44	0.44	0.44	0.44	1.85	31

11.65	6.34	43,961	0.44	0.44	0.44	0.44	1.87	27

11.17	5.12	18,625	0.46	0.46	0.44	0.44	2.41	41

10.74	5.90	51,383	0.54	0.54	0.54	0.54	3.65	37

10.51	(1.40)	27,685	0.55	0.55	0.54	0.54	2.98	78

10.98	(4.18)	22,215	0.54	0.54	0.54	0.54	1.75	31

11.65	6.24	21,952	0.54	0.54	0.54	0.54	1.73	27

11.17	5.02	5,044	0.56	0.56	0.54	0.54	2.32	41

10.74	5.63	61,640	0.79	0.79	0.79	0.79	3.38	37

10.51	(1.65)	45,226	0.80	0.80	0.79	0.79	2.70	78

10.98	(4.42)	44,434	0.79	0.79	0.79	0.79	1.50	31

11.65	5.97	47,504	0.79	0.79	0.79	0.79	1.54	27

11.17	4.76	31,576	0.81	0.81	0.79	0.79	2.09	41

10.74	4.85	2,702	1.54	1.54	1.54	1.54	2.63	37

10.51	(2.39)	2,104	1.55	1.55	1.54	1.54	1.90	78

10.98	(5.14)	2,895	1.54	1.54	1.54	1.54	0.76	31

11.65	5.18	2,797	1.54	1.54	1.54	1.54	0.79	27

11.17	3.98	2,030	1.56	1.56	1.54	1.54	1.36	41

$9.63	2.87%	$83,368	0.33%	0.33%	0.33%	0.33%	2.60%	23%

9.61	1.44	129,990	0.33	0.33	0.33	0.33	1.85	57

9.65	(2.09)	102,037	0.33	0.33	0.33	0.33	0.98	53

9.96	2.39	106,925	0.33	0.33	0.33	0.33	1.13	44

9.84	1.19	99,403	0.33	0.33	0.33	0.33	1.56	69

ANNUAL REPORT	|	MARCH 31, 2024	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Short Duration Municipal Income Fund (Cont.)
I-2

03/31/2024	$9.61	$0.24	$0.02	$0.26	$(0.24)	$0.00	$(0.24)

03/31/2023	9.65	0.17	(0.04)	0.13	(0.17)	0.00	(0.17)

03/31/2022	9.96	0.09	(0.31)	(0.22)	(0.09)	0.00	(0.09)

03/31/2021	9.84	0.10	0.12	0.22	(0.10)	0.00	(0.10)

03/31/2020	9.88	0.15	(0.04)	0.11	(0.15)	0.00	(0.15)
Class A

03/31/2024	9.61	0.21	0.02	0.23	(0.21)	0.00	(0.21)

03/31/2023	9.65	0.13	(0.03)	0.10	(0.14)	0.00	(0.14)

03/31/2022	9.96	0.06	(0.31)	(0.25)	(0.06)	0.00	(0.06)

03/31/2021	9.84	0.07	0.12	0.19	(0.07)	0.00	(0.07)

03/31/2020	9.88	0.11	(0.03)	0.08	(0.12)	0.00	(0.12)

PIMCO High Yield Municipal Bond Fund
Institutional Class

03/31/2024	$8.29	$0.40	$0.21	$0.61	$(0.40)	$0.00	$(0.40)

03/31/2023	9.07	0.38	(0.77)	(0.39)	(0.38)	(0.01)	(0.39)

03/31/2022	9.67	0.32	(0.53)	(0.21)	(0.31)	(0.08)	(0.39)

03/31/2021	9.03	0.28	0.69	0.97	(0.28)	(0.05)	(0.33)

03/31/2020	9.15	0.34	(0.09)	0.25	(0.35)	(0.02)	(0.37)
I-2

03/31/2024	8.29	0.39	0.21	0.60	(0.39)	0.00	(0.39)

03/31/2023	9.07	0.37	(0.77)	(0.40)	(0.37)	(0.01)	(0.38)

03/31/2022	9.67	0.31	(0.53)	(0.22)	(0.30)	(0.08)	(0.38)

03/31/2021	9.03	0.27	0.69	0.96	(0.27)	(0.05)	(0.32)

03/31/2020	9.15	0.33	(0.09)	0.24	(0.34)	(0.02)	(0.36)
I-3

03/31/2024	8.29	0.39	0.21	0.60	(0.39)	0.00	(0.39)

03/31/2023	9.07	0.38	(0.78)	(0.40)	(0.37)	(0.01)	(0.38)

07/30/2021-03/31/2022	10.05	0.25	(0.95)	(0.70)	(0.20)	(0.08)	(0.28)
Class A

03/31/2024	8.29	0.38	0.20	0.58	(0.37)	0.00	(0.37)

03/31/2023	9.07	0.35	(0.77)	(0.42)	(0.35)	(0.01)	(0.36)

03/31/2022	9.67	0.29	(0.53)	(0.24)	(0.28)	(0.08)	(0.36)

03/31/2021	9.03	0.25	0.69	0.94	(0.25)	(0.05)	(0.30)

03/31/2020	9.15	0.32	(0.10)	0.22	(0.32)	(0.02)	(0.34)
Class C

03/31/2024	8.29	0.31	0.21	0.52	(0.31)	0.00	(0.31)

03/31/2023	9.07	0.29	(0.77)	(0.48)	(0.29)	(0.01)	(0.30)

03/31/2022	9.67	0.22	(0.54)	(0.32)	(0.20)	(0.08)	(0.28)

03/31/2021	9.03	0.18	0.69	0.87	(0.18)	(0.05)	(0.23)

03/31/2020	9.15	0.25	(0.10)	0.15	(0.25)	(0.02)	(0.27)

PIMCO Municipal Bond Fund
Institutional Class

03/31/2024	$9.26	$0.37	$0.21	$0.58	$(0.37)	$0.00	$(0.37)

03/31/2023	9.76	0.31	(0.50)	(0.19)	(0.31)	0.00	(0.31)

03/31/2022	10.38	0.23	(0.63)	(0.40)	(0.22)	0.00	(0.22)

03/31/2021	9.95	0.24	0.43	0.67	(0.24)	0.00	(0.24)

03/31/2020	9.87	0.31	0.08	0.39	(0.31)	0.00	(0.31)
I-2

03/31/2024	9.26	0.36	0.21	0.57	(0.36)	0.00	(0.36)

03/31/2023	9.76	0.31	(0.51)	(0.20)	(0.30)	0.00	(0.30)

03/31/2022	10.38	0.22	(0.63)	(0.41)	(0.21)	0.00	(0.21)

03/31/2021	9.95	0.23	0.43	0.66	(0.23)	0.00	(0.23)

03/31/2020	9.87	0.30	0.08	0.38	(0.30)	0.00	(0.30)
I-3

03/31/2024	9.26	0.37	0.19	0.56	(0.35)	0.00	(0.35)

03/31/2023	9.76	0.31	(0.51)	(0.20)	(0.30)	0.00	(0.30)

07/30/2021-03/31/2022	10.64	0.16	(0.90)	(0.74)	(0.14)	0.00	(0.14)

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.63	2.77%	$19,955	0.43%	0.43%	0.43%	0.43%	2.50%	23%

9.61	1.34	31,976	0.43	0.43	0.43	0.43	1.74	57

9.65	(2.18)	27,684	0.43	0.43	0.43	0.43	0.89	53

9.96	2.28	17,686	0.43	0.43	0.43	0.43	1.03	44

9.84	1.08	14,414	0.43	0.43	0.43	0.43	1.47	69

9.63	2.47	19,310	0.73	0.73	0.73	0.73	2.22	23

9.61	1.03	20,070	0.73	0.73	0.73	0.73	1.40	57

9.65	(2.48)	24,755	0.73	0.73	0.73	0.73	0.59	53

9.96	1.98	37,831	0.73	0.73	0.73	0.73	0.73	44

9.84	0.78	31,745	0.73	0.73	0.73	0.73	1.15	69

$8.50	7.59%	$1,916,467	0.56%	0.56%	0.55%	0.55%	4.86%	34%

8.29	(4.22)	1,298,587	0.60	0.60	0.55	0.55	4.51	72

9.07	(2.39)	1,290,792	0.57	0.57	0.55	0.55	3.28	34

9.67	10.90	1,490,516	0.57	0.57	0.55	0.55	2.92	39

9.03	2.63	548,772	0.63	0.63	0.55	0.55	3.67	68

8.50	7.48	1,204,853	0.66	0.66	0.65	0.65	4.76	34

8.29	(4.32)	594,074	0.70	0.70	0.65	0.65	4.38	72

9.07	(2.49)	601,652	0.67	0.67	0.65	0.65	3.20	34

9.67	10.79	610,083	0.67	0.67	0.65	0.65	2.86	39

9.03	2.53	277,552	0.73	0.73	0.65	0.65	3.54	68

8.50	7.43	46,414	0.71	0.76	0.70	0.75	4.72	34

8.29	(4.36)	16,569	0.75	0.80	0.70	0.75	4.56	72

9.07	(7.06)	905	0.72 *	0.77 *	0.70 *	0.75 *	3.99	34

8.50	7.27	983,868	0.86	0.86	0.85	0.85	4.56	34

8.29	(4.51)	736,046	0.90	0.90	0.85	0.85	4.17	72

9.07	(2.69)	838,154	0.87	0.87	0.85	0.85	2.99	34

9.67	10.57	912,461	0.87	0.87	0.85	0.85	2.69	39

9.03	2.33	674,955	0.93	0.93	0.85	0.85	3.36	68

8.50	6.48	57,503	1.61	1.61	1.60	1.60	3.81	34

8.29	(5.23)	49,975	1.65	1.65	1.60	1.60	3.41	72

9.07	(3.42)	59,579	1.62	1.62	1.60	1.60	2.23	34

9.67	9.75	69,741	1.62	1.62	1.60	1.60	1.97	39

9.03	1.57	87,883	1.68	1.68	1.60	1.60	2.63	68

$9.47	6.38%	$1,095,605	0.44%	0.44%	0.44%	0.44%	4.00%	59%

9.26	(1.88)	659,435	0.47	0.47	0.44	0.44	3.35	85

9.76	(3.93)	736,281	0.45	0.45	0.44	0.44	2.17	41

10.38	6.78	537,075	0.46	0.46	0.44	0.44	2.31	37

9.95	3.97	360,957	0.51	0.51	0.44	0.44	3.09	55

9.47	6.27	833,426	0.54	0.54	0.54	0.54	3.89	59

9.26	(1.98)	695,029	0.57	0.57	0.54	0.54	3.29	85

9.76	(4.02)	516,234	0.55	0.55	0.54	0.54	2.07	41

10.38	6.68	492,831	0.56	0.56	0.54	0.54	2.21	37

9.95	3.86	283,911	0.61	0.61	0.54	0.54	2.99	55

9.47	6.22	9,865	0.59	0.64	0.59	0.64	3.94	59

9.26	(2.03)	1,643	0.62	0.67	0.59	0.64	3.37	85

9.76	(7.00)	535	0.60 *	0.65 *	0.59 *	0.64 *	2.47 *	41

ANNUAL REPORT	|	MARCH 31, 2024	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Municipal Bond Fund (Cont.)
Class A

03/31/2024	$9.26	$0.34	$0.21	$0.55	$(0.34)	$0.00	$(0.34)

03/31/2023	9.76	0.28	(0.50)	(0.22)	(0.28)	0.00	(0.28)

03/31/2022	10.38	0.19	(0.62)	(0.43)	(0.19)	0.00	(0.19)

03/31/2021	9.95	0.20	0.44	0.64	(0.21)	0.00	(0.21)

03/31/2020	9.87	0.28	0.08	0.36	(0.28)	0.00	(0.28)
Class C

03/31/2024	9.26	0.29	0.21	0.50	(0.29)	0.00	(0.29)

03/31/2023	9.76	0.24	(0.51)	(0.27)	(0.23)	0.00	(0.23)

03/31/2022	10.38	0.14	(0.62)	(0.48)	(0.14)	0.00	(0.14)

03/31/2021	9.95	0.16	0.43	0.59	(0.16)	0.00	(0.16)

03/31/2020	9.87	0.23	0.08	0.31	(0.23)	0.00	(0.23)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class

03/31/2024	$10.27	$0.36	$0.13	$0.49	$(0.36)	$0.00	$(0.36)

03/31/2023	10.36	0.29	(0.11)	0.18	(0.27)	0.00	(0.27)

03/31/2022	11.01	0.21	(0.65)	(0.44)	(0.21)	0.00	(0.21)

03/31/2021	10.61	0.22	0.40	0.62	(0.22)	0.00	(0.22)

03/31/2020	10.61	0.25	0.00	0.25	(0.25)	0.00	(0.25)
I-2

03/31/2024	10.27	0.36	0.12	0.48	(0.35)	0.00	(0.35)

03/31/2023	10.36	0.26	(0.09)	0.17	(0.26)	0.00	(0.26)

03/31/2022	11.01	0.20	(0.65)	(0.45)	(0.20)	0.00	(0.20)

03/31/2021	10.61	0.21	0.40	0.61	(0.21)	0.00	(0.21)

03/31/2020	10.61	0.24	0.00	0.24	(0.24)	0.00	(0.24)
Class A

03/31/2024	10.27	0.33	0.13	0.46	(0.33)	0.00	(0.33)

03/31/2023	10.36	0.24	(0.10)	0.14	(0.23)	0.00	(0.23)

03/31/2022	11.01	0.17	(0.65)	(0.48)	(0.17)	0.00	(0.17)

03/31/2021	10.61	0.18	0.40	0.58	(0.18)	0.00	(0.18)

03/31/2020	10.61	0.21	0.00	0.21	(0.21)	0.00	(0.21)
Class C

03/31/2024	10.27	0.28	0.13	0.41	(0.28)	0.00	(0.28)

03/31/2023	10.36	0.19	(0.10)	0.09	(0.18)	0.00	(0.18)

03/31/2022	11.01	0.12	(0.65)	(0.53)	(0.12)	0.00	(0.12)

03/31/2021	10.61	0.13	0.40	0.53	(0.13)	0.00	(0.13)

03/31/2020	10.61	0.16	0.00	0.16	(0.16)	0.00	(0.16)

PIMCO New York Municipal Bond Fund
Institutional Class

03/31/2024	$10.69	$0.39	$0.16	$0.55	$(0.39)	$0.00	$(0.39)

03/31/2023	11.11	0.32	(0.42)	(0.10)	(0.32)	0.00	(0.32)

03/31/2022	11.75	0.23	(0.64)	(0.41)	(0.23)	0.00	(0.23)

03/31/2021	11.41	0.23	0.34	0.57	(0.23)	0.00	(0.23)

03/31/2020	11.27	0.27	0.14	0.41	(0.27)	0.00	(0.27)
I-2

03/31/2024	10.69	0.38	0.16	0.54	(0.38)	0.00	(0.38)

03/31/2023	11.11	0.32	(0.43)	(0.11)	(0.31)	0.00	(0.31)

03/31/2022	11.75	0.22	(0.65)	(0.43)	(0.21)	0.00	(0.21)

03/31/2021	11.41	0.22	0.34	0.56	(0.22)	0.00	(0.22)

03/31/2020	11.27	0.26	0.14	0.40	(0.26)	0.00	(0.26)
I-3

03/31/2024	10.69	0.38	0.15	0.53	(0.37)	0.00	(0.37)

03/31/2023	11.11	0.34	(0.45)	(0.11)	(0.31)	0.00	(0.31)

07/30/2021 - 03/31/2022	12.03	0.16	(0.94)	(0.78)	(0.14)	0.00	(0.14)
Class A

03/31/2024	10.69	0.35	0.16	0.51	(0.35)	0.00	(0.35)

03/31/2023	11.11	0.29	(0.42)	(0.13)	(0.29)	0.00	(0.29)

03/31/2022	11.75	0.19	(0.64)	(0.45)	(0.19)	0.00	(0.19)

03/31/2021	11.41	0.20	0.34	0.54	(0.20)	0.00	(0.20)

03/31/2020	11.27	0.23	0.15	0.38	(0.24)	0.00	(0.24)

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.47	6.05%	$645,072	0.75%	0.75%	0.75%	0.75%	3.67%	59%

9.26	(2.19)	541,571	0.78	0.78	0.75	0.75	3.04	85

9.76	(4.23)	637,217	0.76	0.76	0.75	0.75	1.84	41

10.38	6.45	913,874	0.77	0.77	0.75	0.75	1.98	37

9.95	3.65	479,418	0.82	0.82	0.75	0.75	2.77	55

9.47	5.53	29,913	1.25	1.25	1.25	1.25	3.17	59

9.26	(2.68)	30,867	1.28	1.28	1.25	1.25	2.53	85

9.76	(4.70)	37,528	1.26	1.26	1.25	1.25	1.35	41

10.38	5.92	46,906	1.27	1.27	1.25	1.25	1.52	37

9.95	3.13	60,524	1.32	1.32	1.25	1.25	2.31	55

$10.40	4.91%	$441,816	0.45%	0.45%	0.45%	0.45%	3.57%	47%

10.27	1.81	332,824	0.45	0.45	0.45	0.45	2.89	68

10.36	(4.06)	89,322	0.45	0.45	0.45	0.45	1.91	27

11.01	5.89	88,749	0.45	0.45	0.45	0.45	2.03	18

10.61	2.34	70,892	0.45	0.45	0.45	0.45	2.31	28

10.40	4.81	99,845	0.55	0.55	0.55	0.55	3.49	47

10.27	1.70	48,769	0.55	0.55	0.55	0.55	2.58	68

10.36	(4.16)	40,567	0.55	0.55	0.55	0.55	1.81	27

11.01	5.78	49,769	0.55	0.55	0.55	0.55	1.92	18

10.61	2.24	27,703	0.55	0.55	0.55	0.55	2.21	28

10.40	4.55	92,710	0.80	0.80	0.80	0.80	3.22	47

10.27	1.45	64,286	0.80	0.80	0.80	0.80	2.35	68

10.36	(4.40)	51,778	0.80	0.80	0.80	0.80	1.57	27

11.01	5.52	47,294	0.80	0.80	0.80	0.80	1.68	18

10.61	1.99	39,933	0.80	0.80	0.80	0.80	1.97	28

10.40	4.03	5,009	1.30	1.30	1.30	1.30	2.74	47

10.27	0.94	2,656	1.30	1.30	1.30	1.30	1.87	68

10.36	(4.87)	2,237	1.30	1.30	1.30	1.30	1.06	27

11.01	4.99	2,369	1.30	1.30	1.30	1.30	1.19	18

10.61	1.48	2,363	1.30	1.30	1.30	1.30	1.50	28

$10.85	5.25%	$235,716	0.445%	0.445%	0.445%	0.445%	3.69%	18%

10.69	(0.78)	142,333	0.455	0.455	0.445	0.445	3.03	64

11.11	(3.62)	190,751	0.445	0.445	0.445	0.445	1.95	23

11.75	5.08	181,033	0.445	0.445	0.445	0.445	2.01	31

11.41	3.67	147,314	0.495	0.495	0.445	0.445	2.36	56

10.85	5.14	108,170	0.545	0.545	0.545	0.545	3.59	18

10.69	(0.88)	69,923	0.555	0.555	0.545	0.545	2.97	64

11.11	(3.71)	72,230	0.545	0.545	0.545	0.545	1.84	23

11.75	4.97	73,929	0.545	0.545	0.545	0.545	1.91	31

11.41	3.57	46,782	0.595	0.595	0.545	0.545	2.23	56

10.85	5.09	1,183	0.595	0.645	0.595	0.645	3.54	18

10.69	(0.93)	577	0.605	0.655	0.595	0.645	3.15	64

11.11	(6.54)	117	0.595 *	0.645 *	0.595 *	0.645 *	2.10 *	23

10.85	4.90	303,563	0.775	0.775	0.775	0.775	3.34	18

10.69	(1.11)	254,890	0.785	0.785	0.775	0.775	2.72	64

11.11	(3.94)	321,595	0.775	0.775	0.775	0.775	1.61	23

11.75	4.73	395,441	0.775	0.775	0.775	0.775	1.68	31

11.41	3.33	382,717	0.825	0.825	0.775	0.775	2.00	56

ANNUAL REPORT	|	MARCH 31, 2024	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO New York Municipal Bond Fund (Cont.)
Class C

03/31/2024	$10.69	$0.27	$0.16	$0.43	$(0.27)	$0.00	$(0.27)

03/31/2023	11.11	0.21	(0.42)	(0.21)	(0.21)	0.00	(0.21)

03/31/2022	11.75	0.10	(0.64)	(0.54)	(0.10)	0.00	(0.10)

03/31/2021	11.41	0.11	0.34	0.45	(0.11)	0.00	(0.11)

03/31/2020	11.27	0.15	0.14	0.29	(0.15)	0.00	(0.15)

PIMCO Short Duration Municipal Income Fund
Institutional Class

03/31/2024	$8.27	$0.26	$0.03	$0.29	$(0.26)	$0.00	$(0.26)

03/31/2023	8.33	0.17	(0.06)	0.11	(0.17)	0.00	(0.17)

03/31/2022	8.58	0.09	(0.25)	(0.16)	(0.09)	0.00	(0.09)

03/31/2021	8.41	0.11	0.17	0.28	(0.11)	0.00	(0.11)

03/31/2020	8.42	0.16	(0.01)	0.15	(0.16)	0.00	(0.16)
I-2

03/31/2024	8.27	0.25	0.03	0.28	(0.25)	0.00	(0.25)

03/31/2023	8.33	0.16	(0.06)	0.10	(0.16)	0.00	(0.16)

03/31/2022	8.58	0.08	(0.25)	(0.17)	(0.08)	0.00	(0.08)

03/31/2021	8.41	0.10	0.17	0.27	(0.10)	0.00	(0.10)

03/31/2020	8.42	0.15	(0.01)	0.14	(0.15)	0.00	(0.15)
I-3

03/31/2024	8.27	0.26	0.02	0.28	(0.25)	0.00	(0.25)

03/31/2023	8.33	0.17	(0.07)	0.10	(0.16)	0.00	(0.16)

07/30/2021 - 03/31/2022	8.61	0.05	(0.28)	(0.23)	(0.05)	0.00	(0.05)
Class A

03/31/2024	8.27	0.22	0.03	0.25	(0.22)	0.00	(0.22)

03/31/2023	8.33	0.13	(0.05)	0.08	(0.14)	0.00	(0.14)

03/31/2022	8.58	0.05	(0.25)	(0.20)	(0.05)	0.00	(0.05)

03/31/2021	8.41	0.07	0.18	0.25	(0.08)	0.00	(0.08)

03/31/2020	8.42	0.12	(0.01)	0.11	(0.12)	0.00	(0.12)
Class C

03/31/2024	8.27	0.20	0.03	0.23	(0.20)	0.00	(0.20)

03/31/2023	8.33	0.11	(0.06)	0.05	(0.11)	0.00	(0.11)

03/31/2022	8.58	0.03	(0.25)	(0.22)	(0.03)	0.00	(0.03)

03/31/2021	8.41	0.05	0.17	0.22	(0.05)	0.00	(0.05)

03/31/2020	8.42	0.10	(0.01)	0.09	(0.10)	0.00	(0.10)
Class C-2

03/31/2024	8.27	0.18	0.03	0.21	(0.18)	0.00	(0.18)

03/31/2023	8.33	0.09	(0.05)	0.04	(0.10)	0.00	(0.10)

03/31/2022	8.58	0.01	(0.25)	(0.24)	(0.01)	0.00	(0.01)

10/21/2020 - 03/31/2021	8.55	0.01	0.03	0.04	(0.01)	0.00	(0.01)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.85	4.12%	$11,961	1.525%		1.525%		1.525%		1.525%		2.58%		18%

10.69	(1.85)	15,638	1.535		1.535		1.525		1.525		1.98		64

11.11	(4.66)	18,104	1.525		1.525		1.525		1.525		0.86		23

11.75	3.95	22,314	1.525		1.525		1.525		1.525		0.93		31

11.41	2.56	24,957	1.575		1.575		1.525		1.525		1.28		56

$8.30	3.55%	$221,663	0.33%		0.33%		0.33%		0.33%		3.15%		49%

8.27	1.35	194,899	0.33		0.33		0.33		0.33		2.01		73

8.33	(1.90)	189,441	0.33		0.33		0.33		0.33		1.02		51

8.58	3.34	175,556	0.33		0.33		0.33		0.33		1.24		37

8.41	1.74	103,010	0.33		0.33		0.33		0.33		1.84		53

8.30	3.44	99,771	0.43		0.43		0.43		0.43		3.02		49

8.27	1.24	113,751	0.43		0.43		0.43		0.43		1.91		73

8.33	(2.00)	109,765	0.43		0.43		0.43		0.43		0.92		51

8.58	3.24	87,070	0.43		0.43		0.43		0.43		1.12		37

8.41	1.64	35,931	0.43		0.43		0.43		0.43		1.73		53

8.30	3.40	9,511	0.48		0.53		0.48		0.53		3.16		49

8.27	1.18	32	0.48		0.53		0.48		0.53		2.11		73

8.33	(2.69)	10	0.48	*	0.53	*	0.48	*	0.53	*	0.85	*	51

8.30	3.14	100,557	0.73		0.73		0.73		0.73		2.72		49

8.27	0.94	140,520	0.73		0.73		0.73		0.73		1.60		73

8.33	(2.29)	191,066	0.73		0.73		0.73		0.73		0.62		51

8.58	2.93	245,184	0.73		0.73		0.73		0.73		0.81		37

8.41	1.34	109,016	0.73		0.73		0.73		0.73		1.44		53

8.30	2.83	3,530	1.03		1.03		1.03		1.03		2.43		49

8.27	0.64	4,088	1.03		1.03		1.03		1.03		1.33		73

8.33	(2.59)	4,649	1.03		1.03		1.03		1.03		0.33		51

8.58	2.62	4,756	1.03		1.03		1.03		1.03		0.60		37

8.41	1.04	6,307	1.03		1.03		1.03		1.03		1.15		53

8.30	2.62	154	1.23		1.23		1.23		1.23		2.23		49

8.27	0.44	114	1.23		1.23		1.23		1.23		1.06		73

8.33	(2.78)	167	1.23		1.23		1.23		1.23		0.13		51

8.58	0.42	35	1.23	*	1.23	*	1.23	*	1.23	*	0.19	*	37

^ A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.

* Annualized, except for organizational expense, if any.

(a) Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

(b) Per share amounts based on average number of shares outstanding during the year or period.

(c) The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d) Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

ANNUAL REPORT	|	MARCH 31, 2024	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Assets:

Investments, at value
Investments in securities*	$176,181	$158,520	$118,160	$3,847,838
Investments in Affiliates	14,652	12,502	3,441	348,166
Cash	0	0	1	13
Receivable for investments sold	0	0	0	5,265
Receivable for Fund shares sold	16	674	6	14,340
Interest and/or dividends receivable	1,692	1,395	1,192	45,307
Dividends receivable from Affiliates	63	50	23	1,417
Reimbursement receivable from PIMCO	0	0	0	2
Total Assets	192,604	173,141	122,823	4,262,348

Liabilities:
Payable for investments purchased	$626	$895	$0	$37,982
Payable for investments in Affiliates purchased	73	58	26	1,659
Payable for Fund shares redeemed	256	535	100	9,645
Distributions payable	221	9	21	1,628
Accrued investment advisory fees	36	29	19	1,051
Accrued supervisory and administrative fees	40	42	20	1,025
Accrued distribution fees	1	2	0	36
Accrued servicing fees	9	13	4	217
Total Liabilities	1,262	1,583	190	53,243

Commitments and Contingent Liabilities^

Net Assets	$191,342	$171,558	$122,633	$4,209,105

Net Assets Consist of:

Paid in capital	$198,560	$176,134	$130,275	$4,364,617
Distributable earnings (accumulated loss)	(7,218)	(4,576)	(7,642)	(155,512)

Net Assets	$191,342	$171,558	$122,633	$4,209,105

Cost of investments in securities	$172,942	$154,743	$118,794	$3,846,672
Cost of investments in Affiliates	$14,653	$12,501	$3,440	$348,136

* Includes repurchase agreements of:	$615	$791	$519	$20,971

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$2,475,185	$579,140	$605,791	$411,266
264,786	64,554	54,435	23,628
0	1	0	1
0	0	0	0
8,833	2,109	1,428	677
24,213	6,286	5,694	4,271
1,052	255	227	134
1	0	0	0
2,774,070	652,345	667,575	439,977

$151,870	$11,875	$5,454	$3,872
1,210	294	259	150
5,072	504	855	547
816	15	65	53
437	117	124	67
630	138	152	79
13	2	8	1
141	20	65	22
160,189	12,965	6,982	4,791

$2,613,881	$639,380	$660,593	$435,186

$2,689,077	$632,707	$683,633	$453,320
(75,196)	6,673	(23,040)	(18,134)

$2,613,881	$639,380	$660,593	$435,186

$2,406,749	$562,413	$595,651	$410,006
$264,768	$64,552	$54,418	$23,619

$239,258	$13,823	$337	$640

ANNUAL REPORT	|	MARCH 31, 2024	27

Statements of Assets and Liabilities	(Cont.)

	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Net Assets:

Institutional Class	$126,420	$55,833	$83,368	$1,916,467
I-2	21,662	51,383	19,955	1,204,853
I-3	N/A	N/A	N/A	46,414
Class A	40,582	61,640	19,310	983,868
Class C	2,678	2,702	N/A	57,503
Class C-2	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	13,439	5,200	8,654	225,597
I-2	2,303	4,785	2,071	141,829
I-3	N/A	N/A	N/A	5,464
Class A	4,314	5,741	2,004	115,817
Class C	285	252	N/A	6,769
Class C-2	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.41	$10.74	$9.63	$8.50
I-2	9.41	10.74	9.63	8.50
I-3	N/A	N/A	N/A	8.50
Class A	9.41	10.74	9.63	8.50
Class C	9.41	10.74	N/A	8.50
Class C-2	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$1,095,605	$441,816	$235,716	$221,663
833,426	99,845	108,170	99,771
9,865	N/A	1,183	9,511
645,072	92,710	303,563	100,557
29,913	5,009	11,961	3,530
N/A	N/A	N/A	154

115,631	42,481	21,734	26,711
87,961	9,600	9,973	12,023
1,041	N/A	109	1,146
68,082	8,914	27,989	12,117
3,157	482	1,103	425
N/A	N/A	N/A	19

$9.47	$10.40	$10.85	$8.30
9.47	10.40	10.85	8.30
9.47	N/A	10.85	8.30
9.47	10.40	10.85	8.30
9.47	10.40	10.85	8.30
N/A	N/A	N/A	8.30

ANNUAL REPORT	|	MARCH 31, 2024	29

Statements of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Investment Income:

Interest	$5,418	$5,321	$3,639	$164,736
Dividends from Investments in Affiliates	584	489	401	7,881
Total Income	6,002	5,810	4,040	172,617

Expenses:

Investment advisory fees	382	292	247	9,556
Supervisory and administrative fees	424	410	261	9,264
Distribution and/or servicing fees – Class A	101	123	48	2,007
Distribution and/or servicing fees – Class C	31	23	N/A	518
Distribution and/or servicing fees – Class C-2	N/A	N/A	N/A	N/A
Trustee fees	1	1	1	19
Interest expense	0	5	4	161
Total Expenses	939	854	561	21,525
Waiver and/or Reimbursement by PIMCO	0	0	0	(16)
Net Expenses	939	854	561	21,509

Net Investment Income (Loss)	5,063	4,956	3,479	151,108

Net Realized Gain (Loss):

Investments in securities	140	(1,037)	(752)	(28,169)
Investments in Affiliates	0	9	5	(9)
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	2,035

Net Realized Gain (Loss)	140	(1,028)	(747)	(26,143)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,731	4,179	974	125,315
Investments in Affiliates	(3)	(7)	0	29
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	1,211

Net Change in Unrealized Appreciation (Depreciation)	1,728	4,172	974	126,555

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,931	$8,100	$3,706	$251,520

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$90,286	$19,491	$20,138	$13,441
8,179	1,943	2,227	1,639
98,465	21,434	22,365	15,080

4,438	1,172	1,219	783
6,472	1,375	1,499	944
1,420	197	658	287
221	26	136	21
N/A	N/A	N/A	1
13	3	3	3
70	0	1	0
12,634	2,773	3,516	2,039
(3)	0	(0)	(2)
12,631	2,773	3,516	2,037

85,834	18,661	18,849	13,043

(20,398)	(1,751)	(1,839)	(2,495)
55	11	17	0
2,228	326	(2)	0

(18,115)	(1,414)	(1,824)	(2,495)

74,377	8,945	11,929	4,215
(24)	(8)	7	7
844	0	0	0

75,197	8,937	11,936	4,222

$142,916	$26,184	$28,961	$14,770

ANNUAL REPORT	|	MARCH 31, 2024	31

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund		PIMCO California Municipal Bond Fund		PIMCO California Short Duration Municipal Income Fund		PIMCO High Yield Municipal Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,063	$3,290	$4,956	$3,258	$3,479	$3,277	$151,108	$109,652
Net realized gain (loss)	140	(6,660)	(1,028)	(5,845)	(747)	(1,009)	(26,143)	(130,438)
Net change in unrealized appreciation (depreciation)	1,728	4,329	4,172	1,456	974	541	126,555	(88,256)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,931	959	8,100	(1,131)	3,706	2,809	251,520	(109,042)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3,377)	(1,805)	(1,804)	(1,438)	(2,433)	(2,473)	(72,258)	(55,133)
I-2	(479)	(385)	(1,398)	(726)	(643)	(518)	(38,436)	(23,869)
I-3	N/A	N/A	N/A	N/A	N/A	N/A	(1,529)	(464)
Class A	(1,102)	(1,019)	(1,646)	(1,058)	(430)	(313)	(36,525)	(32,491)
Class C	(61)	(54)	(60)	(43)	N/A	N/A	(1,965)	(1,822)
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(5,019)	(3,263)	(4,908)	(3,265)	(3,506)	(3,304)	(150,713)	(113,779)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	45,003	(74,176)	45,474	12,470	(59,603)	28,055	1,413,047	126,990

Total Increase (Decrease) in Net Assets	46,915	(76,480)	48,666	8,074	(59,403)	27,560	1,513,854	(95,831)

Net Assets:

Beginning of year	144,427	220,907	122,892	114,818	182,036	154,476	2,695,251	2,791,082
End of year	$191,342	$144,427	$171,558	$122,892	$122,633	$182,036	$4,209,105	$2,695,251

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund		PIMCO National Intermediate Municipal Bond Fund		PIMCO New York Municipal Bond Fund		PIMCO Short Duration Municipal Income Fund

Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

$85,834	$59,413	$18,661	$8,866	$18,849	$14,488	$13,043	$9,134
(18,115)	(107,832)	(1,414)	(5,433)	(1,824)	(26,840)	(2,495)	(5,930)
75,197	8,009	8,937	9,104	11,936	2,144	4,222	1,732

142,916	(40,410)	26,184	12,537	28,961	(10,208)	14,770	4,936

(33,551)	(21,451)	(13,662)	(6,299)	(6,592)	(4,732)	(6,519)	(4,060)
(30,070)	(20,218)	(2,380)	(1,142)	(3,009)	(2,015)	(3,222)	(2,384)
(243)	(36)	N/A	N/A	(30)	(10)	(109)	N/A
(20,815)	(16,537)	(2,546)	(1,354)	(8,752)	(7,292)	(3,128)	(2,663)
(927)	(810)	(94)	(44)	(349)	(322)	(91)	(59)
N/A	N/A	N/A	N/A	N/A	N/A	(3)	(1)

(85,606)	(59,052)	(18,682)	(8,839)	(18,732)	(14,371)	(13,072)	(9,167)

628,026	100,212	183,343	260,933	167,003	(94,857)	(19,916)	(37,463)

685,336	750	190,845	264,631	177,232	(119,436)	(18,218)	(41,694)

1,928,545	1,927,795	448,535	183,904	483,361	602,797	453,404	495,098
$2,613,881	$1,928,545	$639,380	$448,535	$660,593	$483,361	$435,186	$453,404

ANNUAL REPORT	|	MARCH 31, 2024	33

Schedule of Investments	PIMCO California Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.1%

MUNICIPAL BONDS & NOTES 87.6%

ALABAMA 1.6%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051	$1,500	$1,513

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2023
5.500% due 10/01/2054	800	876

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2023
5.000% due 01/01/2054	700	741

		3,130

CALIFORNIA 79.8%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2047 (c)	2,000	1,115

Alameda County, California Joint Powers Authority Revenue Notes, Series 2023
5.000% due 12/01/2032	1,000	1,203

Antelope Valley Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2037 (b)	1,150	667
0.000% due 08/01/2038 (b)	1,755	954
0.000% due 08/01/2039 (b)	1,750	894

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	2,000	2,013

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 07/01/2053	1,250	1,322
5.000% due 02/01/2054	3,800	4,069
5.250% due 01/01/2054	1,000	1,054
5.250% due 11/01/2054	1,750	1,884

California Community Choice Financing Authority Revenue Bonds, Series 2024
5.000% due 05/01/2054	2,000	2,155

California Department of Water Resources State Revenue Bonds, Series 2022
5.000% due 12/01/2035	1,105	1,327

California Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 01/01/2032	1,490	1,542

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2029	265	289
5.000% due 10/01/2030	160	175
5.000% due 10/01/2031	265	286

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 08/15/2036	1,500	1,519
4.000% due 03/01/2039	1,500	1,502

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	1,110	1,125

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2036	1,650	1,685
4.000% due 06/01/2050	1,000	958

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 11/01/2032	1,000	1,055

California Health Facilities Financing Authority Revenue Notes, Series 2023
5.000% due 08/15/2033	1,500	1,827

California Housing Finance Revenue Bonds, Series 2019
2.350% due 12/01/2035	2,558	2,209

California Housing Finance Revenue Bonds, Series 2024
5.700% due 06/01/2054	1,750	1,751

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
3.950% due 01/01/2050	$2,000	$1,995

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2036	1,100	1,276

California Municipal Finance Authority Revenue Bonds, Series 2020
4.100% due 10/01/2045	2,000	1,998

California Municipal Finance Authority Revenue Bonds, Series 2023
4.375% due 09/01/2053	1,000	1,047

California Municipal Finance Authority Revenue Bonds, Series 2024
5.000% due 09/01/2044 (a)	625	626

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2029	1,000	1,069

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	990

California Pollution Control Financing Authority Revenue Notes, Series 2019
5.000% due 07/01/2029	1,000	1,054

California Public Finance Authority Revenue Bonds, Series 2017
4.350% due 08/01/2052	3,860	3,860

California Public Finance Authority Revenue Bonds, Series 2022
4.000% due 07/15/2038	1,500	1,571

California School Finance Authority Revenue Notes, Series 2016
5.000% due 06/01/2026	295	298

California State General Obligation Bonds, Series 2004
4.250% due 05/01/2034	1,000	1,000

California State General Obligation Bonds, Series 2005
4.100% due 05/01/2040	2,000	2,000

California State General Obligation Bonds, Series 2015
3.875% due 12/01/2030	1,500	1,487

California State General Obligation Notes, Series 2023
6.000% due 03/01/2033	1,000	1,092

California State University Revenue Bonds, Series 2016
0.550% due 11/01/2049	1,000	901

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 05/15/2027	500	510
5.250% due 12/01/2056	1,100	1,112

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2026	1,000	1,017

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2040 (b)	3,475	1,744

Compton Unified School District, California General Obligation Bonds, (BAM Insured), Series 2019
0.000% due 06/01/2037 (b)	3,515	2,134

Contra Costa County, California Public Financing Authority Revenue Bonds, Series 2015
5.000% due 06/01/2027	1,725	1,770

Dry Creek Joint Elementary School District, California General Obligation Bonds, (AGM Insured), Series 2008
0.000% due 08/01/2032 (b)	2,300	1,784

Folsom Cordova Unified School District, California General Obligation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2044	1,000	981

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	4,000	4,376

Huntington Beach Union High School District, California Certificates of Participation Bonds, (AGM Insured), Series 2007
0.000% due 09/01/2032 (b)	1,565	1,199

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2033	$750	$793

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,220	1,156

Irvine Facilities Financing Authority, California Special Tax Bonds, Series 2023
5.000% due 09/01/2037	550	643

Irvine, California Special Assessment Bonds, Series 2015
5.000% due 09/02/2026	1,495	1,556

Jurupa Public Financing Authority, California Special Tax Bonds, Series 2014
5.000% due 09/01/2027	775	780

Long Beach Unified School District, California General Obligation Bonds, Series 2015
0.000% due 08/01/2037 (b)	1,750	997

Long Beach, California Harbor Revenue Bonds, Series 2015
5.000% due 05/15/2030	1,000	1,015

Long Beach, California Senior Airport Revenue Refunding Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2036	1,000	1,172

Los Angeles County, California Housing Development Authority, Revenue Bonds, Series 2023
3.375% due 01/01/2046	1,000	990

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, Series 2022
5.000% due 12/01/2042	1,500	1,680

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	1,000	1,017

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2031	1,500	1,617

Los Angeles Department of Airports, California Revenue Bonds, Series 2022
4.000% due 05/15/2041	2,000	1,974

Los Angeles Department of Airports, California Revenue Notes, Series 2017
5.000% due 05/15/2027	1,000	1,028

Los Angeles Department of Water & Power water System, California Revenue Bonds, Series 2019
4.350% due 07/01/2045	1,300	1,300

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2002
4.350% due 07/01/2035	1,650	1,650
4.400% due 07/01/2035	2,000	2,000

Los Angeles Unified School District, California General Obligation Bonds, Series 2023
5.000% due 07/01/2038	1,000	1,191

Los Angeles Unified School District, California General Obligation Notes, Series 2022
5.000% due 07/01/2031	1,410	1,658

Menlo Park Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 10/01/2027	1,230	1,271

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
5.000% due 08/01/2044	1,700	1,842

Mountain View-Whisman School District, California General Obligation Bonds, Series 2022
4.000% due 09/01/2039	1,000	1,045

New Haven Unified School District, California General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2027 (b)	915	825

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	3,000	3,000

Northern California Gas Authority, Revenue Bonds, Series 2007
4.466% (0.67*US0003M + 0.720%) due 07/01/2027 ~	1,120	1,113

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northern California Transmission Agency Revenue Bonds, Series 2016
5.000% due 05/01/2029	$1,000	$1,046

Ontario Public Financing Authority, California Revenue Bonds, (AGM Insured), Series 2022
5.000% due 11/01/2035	500	588

Orange County, California Community Facilities District Special Tax Bonds, Series 2016
5.000% due 08/15/2027	1,600	1,655

River Islands Public Financing Authority, California Special Tax, (AGM Insured), Series 2022
5.000% due 09/01/2032	535	608
5.000% due 09/01/2034	500	565

Riverside Unified School District, California Special Tax Bonds, Series 2024
5.000% due 09/01/2039	315	330
5.000% due 09/01/2044	480	497

Riverside, California Sewer Revenue Bonds, Series 2015
5.000% due 08/01/2028	1,000	1,029

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2026	1,000	1,017

Rowland Unified School District, California General Obligation Bonds, Series 2015
0.000% due 08/01/2039 (b)	1,820	851

Sacramento City Financing Authority, California Revenue Bonds, (BAM Insured), Series 2015
5.000% due 12/01/2028	1,000	1,038

San Bernardino County, California Certificates of Participation Bonds, Series 1992
6.875% due 08/01/2024	355	359

San Clemente, California Special Tax Bonds, Series 2015
5.000% due 09/01/2030	280	286
5.000% due 09/01/2031	285	291
5.000% due 09/01/2032	475	485

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
5.000% due 07/01/2034	2,750	3,054

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2023
5.000% due 07/01/2039	1,500	1,651

San Diego County, California Water Authority Revenue Bonds, Series 2022
5.000% due 05/01/2052	1,130	1,254

San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2016
5.000% due 05/15/2028	1,875	1,969

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2020
4.000% due 08/01/2038	1,610	1,667
4.000% due 08/01/2045	1,375	1,385

San Diego Unified School District, California General Obligation Notes, Series 2023
5.000% due 07/01/2028	1,500	1,657

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2038	1,065	1,125
5.000% due 05/01/2049	1,040	1,071

San Francisco, California City & County Certificates of Participation Bonds, Series 2021
4.000% due 04/01/2034	1,000	1,049

San Francisco, California City & County Public Utilities Commission Power Revenue Bonds, Series 2023
5.000% due 11/01/2048	1,250	1,403

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2023
4.000% due 10/01/2037	750	807

San Joaquin Hills Transportation Corridor Agency, California Revenue Bonds, Series 1993
0.000% due 01/01/2025 (b)	1,000	975

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	$1,800	$1,851

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2029 (b)	2,575	2,190

San Mateo County, California Transportation Authority Revenue Bonds, Series 2020
4.200% due 06/01/2049	1,050	1,050

Santa Ana Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026 (b)	380	352

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	2,500	2,305

Sonoma County, California Junior College District General Obligation Notes, Series 2022
5.000% due 08/01/2029	1,500	1,690

Southwestern Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	1,845	1,850

State Center Community College District, California General Obligation Bonds, Series 2022
5.000% due 08/01/2040	500	571

Stockton Public Financing Authority, California Revenue Bonds, (BAM Insured), Series 2018
5.000% due 10/01/2029	1,000	1,095

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2034	500	548

Tustin Community Facilities District, California Special Tax Bonds, Series 2015
5.000% due 09/01/2027	800	818
5.000% due 09/01/2029	300	308

University of California Revenue Bonds, Series 2017
5.000% due 05/15/2042	1,500	1,583

		152,707

FLORIDA 0.2%

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2034 (b)	650	433

GEORGIA 0.4%

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 12/01/2053	700	748

MICHIGAN 0.8%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
4.346% (TSFR3M) due 07/01/2032 ~	1,500	1,435

MULTI-STATE 1.3%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
2.250% due 09/25/2037	1,492	1,204
3.959% due 12/25/2036	1,294	1,257

		2,461

PENNSYLVANIA 0.6%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.500% due 06/30/2037	1,000	1,134

PUERTO RICO 2.3%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
4.266% (TSFR3M) due 07/01/2029 ~	720	681

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2031 (b)	$2,000	$1,513
4.750% due 07/01/2053	1,250	1,250

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	1,000	1,010

		4,454

TEXAS 0.6%

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 11/15/2052	1,000	1,102

Total Municipal Bonds & Notes (Cost $164,575)		167,604

U.S. GOVERNMENT AGENCIES 3.4%

Freddie Mac
3.200% due 09/01/2040	996	880
3.600% due 12/01/2040	1,998	1,834
3.660% due 01/01/2039	1,991	1,863
3.720% due 01/01/2041	1,998	1,881

Total U.S. Government Agencies (Cost $6,245)		6,458

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (d) 0.3%
		615

MUNICIPAL BONDS & NOTES 0.8%

Los Angeles County, California Facilities Inc Revenue Notes, Series 2023
5.000% due 06/28/2024	1,500	1,504

Total Municipal Bonds & Notes (Cost $1,507)		1,504

Total Short-Term Instruments (Cost $2,122)		2,119

Total Investments in Securities (Cost $172,942)		176,181

	SHARES
INVESTMENTS IN AFFILIATES 7.6%

SHORT-TERM INSTRUMENTS 7.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.6%

PIMCO Short-Term Floating NAV Portfolio III	1,506,291	14,652

Total Short-Term Instruments (Cost $14,653)		14,652

Total Investments in Affiliates (Cost $14,653)		14,652

Total Investments 99.7% (Cost $187,595)		$190,833

Other Assets and Liabilities, net 0.3%		509

Net Assets 100.0%		$191,342

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	35

Schedule of Investments	PIMCO California Intermediate Municipal Bond Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$615	U.S. Treasury Notes 5.000% due 09/30/2025	$(627)	$615	$615

Total Repurchase Agreements						$(627)	$615	$615

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$615	$0	$0	$615	$(627)	$(12)

Total Borrowings and Other Financing Transactions	$615	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$3,130	$0	$3,130
California	0	152,707	0	152,707
Florida	0	433	0	433
Georgia	0	748	0	748
Michigan	0	1,435	0	1,435
Multi-State	0	2,461	0	2,461
Pennsylvania	0	1,134	0	1,134
Puerto Rico	0	4,454	0	4,454
Texas	0	1,102	0	1,102
U.S. Government Agencies	0	6,458	0	6,458
Short-Term Instruments
Repurchase Agreements	0	615	0	615
Municipal Bonds & Notes	0	1,504	0	1,504

	$0	$176,181	$0	$176,181

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,652	$0	$0	$14,652

Total Investments	$14,652	$176,181	$0	$190,833

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO California Municipal Bond Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.4%

MUNICIPAL BONDS & NOTES 88.1%

CALIFORNIA 79.6%

Alameda Corridor Transportation Authority, California Revenue Bonds, (AGM Insured), Series 2024
0.000% due 10/01/2053 (b)	$3,800	$943

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2050 (c)	3,000	1,647

Alhambra Unified School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2047	1,000	1,123

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.950% due 04/01/2047	100	98
4.000% due 04/01/2034	1,000	1,028
5.000% due 04/01/2056	250	267

Bay Area Toll Authority, California Revenue Bonds, Series 2023
4.350% due 04/01/2055	6,500	6,500

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	2,000	2,013

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 07/01/2053	1,250	1,322
5.000% due 02/01/2054	600	642
5.250% due 01/01/2054	750	791
5.250% due 11/01/2054	1,500	1,615
5.500% due 10/01/2054	1,000	1,103

California Community Choice Financing Authority Revenue Bonds, Series 2024
5.000% due 05/01/2054	1,500	1,616

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2043	240	221

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	250	214

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
4.000% due 06/01/2049	1,000	972
5.000% due 06/01/2050	1,110	1,125

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	300	308

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	200	202

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 08/15/2036	1,250	1,266
4.000% due 10/01/2036	1,000	997
4.000% due 11/15/2041	100	100

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2040	1,000	1,001

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 11/01/2033	1,000	1,054

California Health Facilities Financing Authority Revenue Bonds, Series 2024
5.000% due 11/15/2044	1,500	1,700

California Housing Finance Revenue Bonds, Series 2019
2.350% due 12/01/2035	233	201

California Housing Finance Revenue Bonds, Series 2024
5.700% due 06/01/2054	1,750	1,751

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	4,000	313
4.000% due 07/01/2050	1,000	986
4.125% due 01/01/2035	480	449
5.000% due 01/01/2055	480	412

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Notes, Series 2016
5.000% due 07/01/2026	$250	$260

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2035	1,175	1,372

California Municipal Finance Authority Revenue Bonds, (BAM Insured), Series 2021
4.000% due 05/15/2046	300	292

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 01/01/2042	1,750	1,778

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	350	309
5.000% due 06/01/2043	500	528

California Municipal Finance Authority Revenue Bonds, Series 2020
4.100% due 10/01/2045	1,700	1,699

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	1,495	1,407
4.000% due 09/01/2050 (d)	1,110	956

California Municipal Finance Authority Revenue Bonds, Series 2024
6.000% due 01/01/2039	1,000	1,044

California Municipal Finance Authority Special Tax Bonds, Series 2024
5.000% due 09/01/2048 (a)	400	396
5.125% due 09/01/2054 (a)	500	500

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	130	132

California Public Finance Authority Revenue Bonds, Series 2017
4.350% due 08/01/2052	2,165	2,165

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	250	261

California Public Finance Authority Revenue Bonds, Series 2022
4.300% due 07/15/2062	2,000	2,000

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	250	250
5.000% due 06/01/2046	300	300
5.000% due 08/01/2046	1,825	1,829

California School Finance Authority Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,115	1,124

California State General Obligation Bonds, Series 2004
4.250% due 05/01/2034	3,000	3,000

California State General Obligation Bonds, Series 2015
3.875% due 12/01/2030	1,000	991

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	275	275

California State General Obligation Bonds, Series 2021
5.000% due 09/01/2041	1,000	1,113

California State General Obligation Bonds, Series 2023
4.000% due 09/01/2043	500	512

California State University Revenue Bonds, Series 2018
5.000% due 11/01/2048	250	266

California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2022
5.375% due 08/15/2057	700	764

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2047	250	247

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2021
4.000% due 11/01/2051	2,250	2,213

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	$100	$100
5.000% due 12/01/2046	550	555
5.250% due 12/01/2056	1,000	1,011

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 12/01/2053	1,100	1,133
5.000% due 12/01/2057	100	103

California Statewide Communities Development Authority Revenue Bonds, Series 2019
4.250% due 11/01/2059	1,490	1,335

Central Unified School District, California General Obligation Bonds, Series 2021
0.000% due 08/01/2034 (b)	265	186

Chabot-Las Positas Community College District, California General Obligation Bonds, Series 2023
5.250% due 08/01/2048	1,000	1,138

Chino Valley Unified School District, California General Obligation Bonds, Series 2020
5.000% due 08/01/2055	1,000	1,071

Clovis Unified School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2041	600	672

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	500	412

CMFA Special Finance Agency VIII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	485	418

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	1,250	1,052

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
2.650% due 12/01/2046	250	197
3.000% due 02/01/2057	500	354
3.400% due 10/01/2046	495	404
3.500% due 10/01/2046	1,000	810
4.000% due 08/01/2056	500	431
4.000% due 10/01/2056	250	186
4.000% due 02/01/2057	500	374

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (c)	1,000	541

Eastern Municipal Water District, California Revenue Bonds, Series 2018
4.200% due 07/01/2046	2,500	2,500

Elk Grove Finance Authority, California Special Tax Bonds, Series 2016
5.000% due 09/01/2046	1,000	1,008

Foothill-De Anza Community College District, California Certificates of Participation Bonds, Series 2016
4.000% due 04/01/2041	100	100

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2015
5.000% due 06/01/2045	1,500	1,532

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	200	219

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	7,500	850
2.746% due 06/01/2034	1,000	844
3.850% due 06/01/2050	890	835

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	1,000	1,049

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2026	200	209
5.000% due 06/01/2027	250	267

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	37

Schedule of Investments	PIMCO California Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden Valley Unified School District, California General Obligation Bonds, (BAM Insured), Series 2017
0.000% due 08/01/2031 (b)	$500	$392

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	250	251

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	350	298

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2017
4.000% due 11/01/2041	150	151

Indio Finance Authority, California Revenue Bonds, (BAM Insured), Series 2022
4.500% due 11/01/2052	750	768

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	310	294

Irvine Facilities Financing Authority, California Special Tax Bonds, (BAM Insured), Series 2023
4.000% due 09/01/2058	1,000	988

Irvine Unified School District, California General Obligation Bonds, Series 2018
4.000% due 09/01/2045	250	251

Irvine, California Special Assessment Bonds, Series 2012
5.000% due 09/02/2026	100	101

Lake Elsinore Public Financing Authority, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	160	162

Long Beach Bond Finance Authority, California General Obligation Bonds, Series 2023
4.000% due 08/01/2050	1,500	1,485

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.000% due 11/15/2035	120	131

Long Beach Unified School District, California General Obligation Bonds, Series 2015
0.000% due 08/01/2037 (b)	1,620	923

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2037	200	203

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	250	251

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	750	763

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2037	690	771

Los Angeles Department of Water & Power, California Revenue Notes, Series 2022
5.000% due 07/01/2028	1,015	1,118

Los Angeles Unified School District, California General Obligation Bonds, Series 2022
5.000% due 07/01/2041	1,000	1,146

Los Angeles, California Wastewater System Revenue Bonds, Series 2013
5.000% due 06/01/2035	250	250

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	45	48
7.000% due 11/01/2034	200	252

Marin Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	250	260

Menifee Union School District, California General Obligation Bonds, Series 2023
4.000% due 08/01/2046	1,000	1,009

Monterey Peninsula Community College District, California General Obligation Bonds, Series 2024
4.000% due 08/01/2051	1,000	984

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	$350	$353
5.000% due 08/01/2044	1,450	1,571

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	200	201
5.000% due 08/01/2031	150	166

Mountain View-Whisman School District, California General Obligation Bonds, Series 2022
5.000% due 09/01/2034	200	231

Napa Valley Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2032	250	254

Norris School District, California General Obligation Bonds, Series 2012
5.200% due 11/01/2040	250	266

Northern California Gas Authority, Revenue Bonds, Series 2007
4.466% (0.67*US0003M + 0.720%) due 07/01/2027 ~	245	244

Ontario International Airport Authority, California Revenue Bonds, (AGM Insured), Series 2021
4.000% due 05/15/2036	1,050	1,065
4.000% due 05/15/2051	1,500	1,491

Orange County, California Community Facilities District Special Tax Bonds, Series 2022
5.000% due 08/15/2047	1,090	1,115

Peralta Community College District, California General Obligation Bonds, Series 2016
4.000% due 08/01/2039	2,000	2,000

River Islands Public Financing Authority, California Special Tax, (AGM Insured), Series 2022
4.250% due 09/01/2047	1,000	1,007

Riverside County, California Transportation Commission Revenue Bonds, Series 2017
5.000% due 06/01/2035	740	793

Riverside Unified School District, California Special Tax Bonds, Series 2024
5.000% due 09/01/2049	730	743

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	250	254

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	250	254

Roseville, California Special Tax Bonds, Series 2017
5.000% due 09/01/2033	500	517

Sacramento County, California Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2038	250	269

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2047	1,000	1,002

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
4.304% (TSFR3M) due 06/01/2034 ~	495	472

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2035	600	604
4.000% due 09/01/2050	750	657

San Diego County, California Certificates of Participation Bonds, Series 2023
5.000% due 10/01/2048	1,500	1,674

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2023
5.250% due 07/01/2058	1,700	1,822

San Diego County, California Water Authority Revenue Bonds, Series 2022
5.000% due 05/01/2052	1,500	1,665

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2019
5.000% due 08/01/2043	500	535

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2020
4.000% due 08/01/2045	1,625	1,637

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego Unified School District, California General Obligation Bonds, Series 2017
0.000% due 07/01/2034 (b)	$550	$380
4.000% due 07/01/2047	400	399

San Diego Unified School District, California General Obligation Bonds, Series 2023
5.000% due 07/01/2048	1,000	1,123

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2049	960	988

San Francisco, California City & County Public Utilities Commission Power Revenue Bonds, Series 2023
5.000% due 11/01/2048	1,000	1,123

San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2016
5.000% due 08/01/2027	105	110

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020
5.000% due 11/01/2050	1,000	1,092

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	500	501

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	200	206

San Marcos Unified School District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2038	500	506

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045	250	268

San Mateo County, California Transportation Authority Revenue Bonds, Series 2020
4.200% due 06/01/2049	2,500	2,500

San Rafael City Elementary School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2047	615	608

Santa Ana College Improvement District #1 Rancho Santiago Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041	200	201

South San Francisco Unified School, California General Obligation Bonds, Series 2023
4.000% due 09/01/2048	1,000	1,000

Temple City Unified School District, California General Obligation Bonds, Series 2013
6.170% due 08/01/2036	200	228

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (b)	8,720	1,520

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (b)	4,000	780
5.000% due 06/01/2031	500	551

University of California Revenue Bonds, Series 2016
4.000% due 05/15/2046	250	247

University of California Revenue Bonds, Series 2018
4.000% due 05/15/2043	265	264
5.000% due 05/15/2058	100	105

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	250	229

Val Verde Unified School District, California General Obligation Bonds, (AGM Insured), Series 2021
4.000% due 08/01/2046	1,575	1,582

		136,482

GEORGIA 1.0%

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,000	1,004

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 12/01/2053	$600	$641

		1,645

IOWA 0.1%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	250	261

MULTI-STATE 2.0%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
2.250% due 09/25/2037	1,492	1,204
3.959% due 12/25/2036	995	967
4.548% due 08/25/2040	1,198	1,192

		3,363

NEVADA 0.3%

Nevada Department of Business & Industry State Revenue Bonds, Series 2020
8.125% due 01/01/2050	500	510

NEW YORK 0.1%

Monroe County, New York Industrial Development Agency Revenue Bonds, (FNMA Insured), Series 2023
4.720% due 01/01/2044	200	203

PUERTO RICO 3.3%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	929	539
0.000% due 11/01/2051	1,966	1,042

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (b)	500	329
4.000% due 07/01/2041	600	566

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (b)	$306	$303

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
4.266% (TSFR3M) due 07/01/2029 ~	125	118

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (b)	12,000	2,813

		5,710

TENNESSEE 0.6%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	1,000	1,057

TEXAS 0.9%

Texas Water Development Board Revenue Bonds, Series 2023
4.875% due 10/15/2048	900	970
5.000% due 10/15/2058	600	649

		1,619

WASHINGTON 0.2%

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	300	298

Total Municipal Bonds & Notes (Cost $147,605)		151,149

U.S. GOVERNMENT AGENCIES 3.8%

Freddie Mac
3.200% due 09/01/2040	996	880
3.600% due 12/01/2040	1,998	1,835
3.660% due 01/01/2039	1,493	1,397

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.720% due 01/01/2041	$1,499	$1,410
5.210% due 08/01/2040	698	761
5.920% due 07/15/2040 •	299	298

Total U.S. Government Agencies (Cost $6,347)		6,581

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (e) 0.5%
		791

Total Short-Term Instruments (Cost $791)		791

Total Investments in Securities (Cost $154,743)		158,520

	SHARES
INVESTMENTS IN AFFILIATES 7.3%

SHORT-TERM INSTRUMENTS 7.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.3%

PIMCO Short-Term Floating NAV Portfolio III	1,285,243	12,502

Total Short-Term Instruments (Cost $12,501)		12,502

Total Investments in Affiliates (Cost $12,501)		12,502

Total Investments 99.7% (Cost $167,244)		$171,022

Other Assets and Liabilities, net 0.3%		536

Net Assets 100.0%		$171,558

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.

(d) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2050	11/22/2022	$ 893	$956	0.56%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	39

Schedule of Investments	PIMCO California Municipal Bond Fund	(Cont.)	March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$791	U.S. Treasury Notes 5.000% due 09/30/2025	$(807)	$791	$791

Total Repurchase Agreements						$(807)	$791	$791

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$791	$0	$0	$791	$(807)	$(16)

Total Borrowings and Other Financing Transactions	$791	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$136,482	$0	$136,482
Georgia	0	1,645	0	1,645
Iowa	0	261	0	261
Multi-State	0	3,363	0	3,363
Nevada	0	510	0	510
New York	0	203	0	203
Puerto Rico	0	5,710	0	5,710
Tennessee	0	1,057	0	1,057
Texas	0	1,619	0	1,619
Washington	0	298	0	298

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
U.S. Government Agencies	$0	$6,581	$0	$6,581
Short-Term Instruments
Repurchase Agreements	0	791	0	791

	$0	$158,520	$0	$158,520

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,502	$0	$0	$12,502

Total Investments	$12,502	$158,520	$0	$171,022

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO California Short Duration Municipal Income Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.4%

MUNICIPAL BONDS & NOTES 94.9%

ALABAMA 1.1%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2023
5.500% due 10/01/2054	$600	$657

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2023
5.000% due 01/01/2054	600	635

		1,292

CALIFORNIA 87.0%

Antelope Valley Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2034 (a)	600	421

Bay Area Toll Authority, California Revenue Bonds, Series 2001
4.890% (MUNIPSA) due 04/01/2036 ~	1,000	1,005

Bay Area Toll Authority, California Revenue Bonds, Series 2008
4.740% (MUNIPSA) due 04/01/2045 ~	200	200

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.000% due 04/01/2053	1,200	1,200

Bay Area Toll Authority, California Revenue Bonds, Series 2018
2.625% due 04/01/2045	680	664

Bay Area Toll Authority, California Revenue Bonds, Series 2021
4.050% (MUNIPSA) due 04/01/2056 ~	500	488
4.090% (MUNIPSA) due 04/01/2056 ~	1,000	989

Buena Park, California Revenue Notes, Series 2021
0.595% due 07/01/2024	1,000	988

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	2,350	2,365

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 07/01/2053	2,000	2,115
5.000% due 02/01/2054	700	750
5.250% due 01/01/2054	1,150	1,212
5.250% due 11/01/2054	1,250	1,345
5.500% due 10/01/2054	1,000	1,103

California Community Choice Financing Authority Revenue Bonds, Series 2024
5.000% due 05/01/2054	1,500	1,616

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
5.000% due 06/01/2031	250	276
5.000% due 06/01/2032	300	331

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2024	675	677

California Health Facilities Financing Authority Revenue Bonds, Series 1998
4.200% due 09/01/2028	1,200	1,200

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	3,500	3,577

California Health Facilities Financing Authority Revenue Bonds, Series 2022
5.000% due 03/01/2040	605	635

California Health Facilities Financing Authority Revenue Notes, Series 2017
5.000% due 11/15/2024	1,000	1,009

California Health Facilities Financing Authority Revenue Notes, Series 2021
5.000% due 11/01/2031	550	639

California Housing Finance Revenue Bonds, Series 2024
5.700% due 06/01/2054	1,000	1,001

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
3.950% due 01/01/2050	1,500	1,496

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
4.340% (MUNIPSA) due 12/01/2050 ~	$1,000	$977

California Infrastructure & Economic Development Bank Revenue Notes, Series 2018
5.000% due 10/01/2025	2,500	2,576

California Municipal Finance Authority Revenue Bonds, Series 2020
4.100% due 10/01/2045	1,300	1,299

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2024	1,000	1,001

California State General Obligation Bonds, (AGM Insured), Series 2007
5.250% due 08/01/2032	2,500	2,966

California State General Obligation Notes, Series 2017
5.000% due 08/01/2025	2,880	2,949

California State General Obligation Notes, Series 2020
5.000% due 11/01/2027	1,500	1,612

California State General Obligation Notes, Series 2022
5.000% due 11/01/2026	1,820	1,913

California State General Obligation Notes, Series 2023
5.000% due 09/01/2025	1,000	1,026

California State Public Works Board Revenue Bonds, Series 2015
5.000% due 05/01/2028	1,500	1,529

California Statewide Communities Development Authority Revenue Bonds, Series 2006
1.450% due 04/01/2028	1,000	890

California Statewide Communities Development Authority Revenue Bonds, Series 2008
4.200% due 08/15/2047	2,280	2,280

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2024	1,100	1,100

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 07/01/2024	300	301

City of Covina, California Revenue Notes, Series 2021
0.738% due 08/01/2024	550	542

Eastern Municipal Water District, California Revenue Bonds, Series 2021
3.740% (MUNIPSA) due 07/01/2046 ~	4,000	3,993

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2015
5.000% due 06/01/2045	1,920	1,962

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2024	1,000	1,002

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
0.988% due 06/01/2024	1,000	992
2.687% due 06/01/2030	1,500	1,304

Grossmont Healthcare District, California General Obligation Bonds, (AMBAC Insured), Series 2007
0.000% due 07/15/2025 (a)	1,700	1,629

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	615	583

Irvine Ranch Water District, California Special Assessment Bonds, Series 2009
4.200% due 10/01/2041	2,155	2,155

Long Beach, California Harbor Revenue Bonds, Series 2015
5.000% due 05/15/2030	1,000	1,015

Los Angeles County, California Facilities, Inc., Revenue Bonds, Series 2018
5.000% due 12/01/2051	2,630	2,910

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2001
3.150% due 07/01/2034	2,000	2,000

Los Angeles Department of Water & Power, California Revenue Notes, Series 2022
5.000% due 07/01/2028	1,000	1,102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Water & Power, California Revenue Notes, Series 2023
5.000% due 07/01/2029	$2,000	$2,257

Los Angeles Unified School District, California General Obligation Bonds, Series 2014
5.000% due 07/01/2025	2,500	2,509

Los Angeles Unified School District, California General Obligation Notes, Series 2022
5.000% due 07/01/2028	1,000	1,104

Los Angeles Unified School District, California General Obligation Notes, Series 2023
5.000% due 07/01/2027	1,000	1,076

Los Angeles, California Wastewater System Revenue Notes, Series 2022
5.000% due 06/01/2025	750	766

Metropolitan Water District of Southern California Revenue Bonds, Series 2017
3.780% (MUNIPSA) due 07/01/2047 ~	750	750

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	1,500	1,500

Orange County, California Special Assessment Notes, Series 2018
3.000% due 09/02/2025	370	367

Roseville, California Special Tax Bonds, Series 2017
5.000% due 09/01/2033	965	998

Sacramento County, California Special Tax Notes, Series 2022
5.000% due 09/01/2029	1,000	1,045

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
4.304% (TSFR3M) due 06/01/2034 ~	985	940

San Bernardino County, California Certificates of Participation Bonds, Series 1992
6.875% due 08/01/2024	445	450

San Bernardino County, California Flood Control District Revenue Bonds, Series 2008
2.900% due 08/01/2037	1,850	1,850

San Diego County, California Regional Airport Authority Revenue Notes, Series 2023
5.000% due 07/01/2033	1,000	1,139

San Diego Unified School District, California General Obligation Notes, Series 2023
5.000% due 07/01/2028	1,000	1,104

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2015
5.000% due 11/01/2024	1,300	1,313

San Joaquin Hills Transportation Corridor Agency, California Revenue Bonds, Series 1993
0.000% due 01/01/2025 (a)	2,200	2,145

San Jose Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 08/01/2030 (a)	2,520	2,087

San Juan Unified School District, California General Obligation Notes, Series 2019
4.000% due 08/01/2025	250	253

San Marcos Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2024 (a)	1,000	989

Santa Clara California Electric Revenue Notes, Series 2018
5.000% due 07/01/2024	500	502

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	3,000	2,766

Solano County, California Community College District General Obligation Bonds, Series 2015
5.000% due 08/01/2028	250	256

South Placer Wastewater Authority, California Revenue Notes, Series 2020
5.000% due 11/01/2029	250	282

Stockton Public Financing Authority, California Revenue Notes, (BAM Insured), Series 2018
5.000% due 10/01/2024	600	604

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	41

Schedule of Investments	PIMCO California Short Duration Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2024	$2,000	$2,005
5.000% due 06/01/2026	1,000	1,037
5.000% due 06/01/2029	500	548

University of California Revenue Notes, Series 2015
5.000% due 05/15/2025	1,500	1,533

Washington Unified School District/Yolo County, California General Obligation Bonds, (NPFGC Insured), Series 2004
0.000% due 08/01/2026 (a)	1,000	926

Whittier, California Revenue Notes, Series 2021
0.519% due 06/01/2024	700	694

		106,705

GEORGIA 0.5%

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 12/01/2053	600	641

MICHIGAN 0.6%

Michigan Finance Authority Revenue Bonds, Series 2015
1.200% due 10/15/2030	500	445

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	251	245

		690

NEW JERSEY 0.8%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2024	1,000	1,006

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 0.2%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2027	$300	$310

PENNSYLVANIA 0.8%

Bethlehem Area School District Authority, Pennsylvania Revenue Notes, Series 2021
3.914% (SOFRRATE) due 01/01/2030 ~	985	970

PUERTO RICO 3.1%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2023
5.000% due 03/01/2027	1,000	1,027

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
4.500% due 07/01/2034	2,223	2,236

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Notes, Series 2018
0.000% due 07/01/2027 (a)	570	505

		3,768

TENNESSEE 0.8%

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,000	1,005

Total Municipal Bonds & Notes (Cost $117,020)		116,387

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (b) 0.4%
		519

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.1%

Port of Los Angeles, California Revenue Notes, Series 2023
5.000% due 06/27/2024	$1,250	$1,254

Total Municipal Bonds & Notes (Cost $1,255)		1,254

Total Short-Term Instruments (Cost $1,774)		1,773

Total Investments in Securities (Cost $118,794)		118,160

	SHARES
INVESTMENTS IN AFFILIATES 2.8%

SHORT-TERM INSTRUMENTS 2.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.8%

PIMCO Short-Term Floating NAV Portfolio III	353,713	3,441

Total Short-Term Instruments (Cost $3,440)		3,441

Total Investments in Affiliates (Cost $3,440)		3,441

Total Investments 99.2% (Cost $122,234)		$121,601

Other Assets and Liabilities, net 0.8%		1,032

Net Assets 100.0%		$122,633

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$519	U.S. Treasury Notes 5.000% due 09/30/2025	$(529)	$519	$519

Total Repurchase Agreements						$(529)	$519	$519

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$519	$0	$0	$519	$(529)	$(10)

Total Borrowings and Other Financing Transactions	$519	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,292	$0	$1,292
California	0	106,705	0	106,705
Georgia	0	641	0	641
Michigan	0	690	0	690
New Jersey	0	1,006	0	1,006
Oregon	0	310	0	310
Pennsylvania	0	970	0	970
Puerto Rico	0	3,768	0	3,768
Tennessee	0	1,005	0	1,005

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short-Term Instruments
Repurchase Agreements	$0	$519	$0	$519
Municipal Bonds & Notes	0	1,254	0	1,254

	$0	$118,160	$0	$118,160

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,441	$0	$0	$3,441

Total Investments	$3,441	$118,160	$0	$121,601

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	43

Schedule of Investments	PIMCO High Yield Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

City of Salinas
TBD% due 09/01/2033 «(e)	$7,788	$7,502

Successor Agency Redevelopment of West Sacramento
TBD% due 09/01/2035 «	8,612	7,973

Total Loan Participations and Assignments (Cost $15,658)		15,475

CORPORATE BONDS & NOTES 2.5%

BANKING & FINANCE 0.9%

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	18,000	17,920

Reagan Ranch Development LLC
8.500% due 09/01/2031 «	8,500	8,321

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (c)	25,670	8,150

VM Fund LLC
8.625% due 02/28/2031 «	4,680	4,576

		38,967

INDUSTRIALS 1.6%

Adventist Health System
3.630% due 03/01/2049	5,000	3,697

CommonSpirit Health
4.187% due 10/01/2049	11,124	9,260

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	4,000	3,020

Ochsner LSU Health System of North Louisiana
2.510% due 05/15/2031	10,618	7,425

Toledo Hospital
4.982% due 11/15/2045	9,978	7,192
5.325% due 11/15/2028	5,518	5,183
6.015% due 11/15/2048	12,400	10,463

Tower Health
4.451% due 02/01/2050	35,439	17,188

Wild Rivers Water Park
8.500% due 11/01/2051	7,500	5,342

		68,770

Total Corporate Bonds & Notes (Cost $112,986)		107,737

MUNICIPAL BONDS & NOTES 85.1%

ALABAMA 2.9%

Alabama Special Care Facilities Financing Authority-Birmingham, Alabama Revenue Bonds, Series 2016
5.750% due 06/01/2045	800	722

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051	5,785	5,835

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
5.250% due 02/01/2053	17,500	18,507

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2023
5.500% due 06/01/2049	8,140	8,679
5.500% due 10/01/2054	13,600	14,899

Central Etowah County, Alabama Solid Waste Disposal Authority Revenue Bonds, Series 2020
6.000% due 07/01/2045	1,855	1,911

Energy Southeast A Cooperative District, Alabama Revenue Bonds, Series 2023
5.750% due 04/01/2054	3,600	3,985

Hoover Industrial Development Board, Alabama Revenue Bonds, Series 2019
5.750% due 10/01/2049	1,500	1,554

Jefferson County, Alabama Sewer Revenue Bonds, Series 2024
5.250% due 10/01/2041	4,000	4,439

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 10/01/2042	$4,000	$4,414
5.250% due 10/01/2043	4,000	4,397
5.250% due 10/01/2045	5,500	6,002
5.250% due 10/01/2049	5,500	5,915

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	1,000	1,074

Southeast Alabama Gas Supply District Revenue Bonds, Series 2024
5.000% due 06/01/2049	12,500	13,413

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2021
4.000% due 12/01/2051	6,015	5,980

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2022
5.000% due 05/01/2053	3,500	3,628

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2023
5.000% due 01/01/2054	3,000	3,175

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	9,689	9,744
5.250% due 05/01/2044	3,975	4,014

		122,287

ALASKA 0.2%

Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^(b)	1,400	2

Municipality of Anchorage, Alaska Solid Waste Services Revenue Bonds, Series 2022
5.250% due 11/01/2062	8,795	9,345

		9,347

ARIZONA 0.9%

Arizona Health Facilities Authority Revenue Bonds, Series 2015
4.400% due 01/01/2046	10,000	10,000

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2040	1,000	524
4.500% due 01/01/2049	2,400	1,389
4.750% due 01/01/2039	1,000	496
5.000% due 01/01/2040	1,045	518
5.000% due 01/01/2043	1,000	475
5.000% due 01/01/2049	4,265	2,029
5.000% due 01/01/2054	11,800	7,252
5.125% due 01/01/2054	2,365	1,183

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050 ^(b)	4,030	242

Arizona Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 12/15/2051	700	544

Arizona Industrial Development Authority Revenue Notes, Series 2019
5.000% due 01/01/2025	500	437

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	1,955

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2049	3,500	3,212

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2023
5.000% due 07/01/2042	6,000	6,759

		37,015

ARKANSAS 0.9%

Arkansas Development Finance Authority Revenue Bonds, Series 2020
4.750% due 09/01/2049	17,400	17,428

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arkansas Development Finance Authority Revenue Bonds, Series 2023
7.375% due 07/01/2048	$17,500	$19,237

		36,665

CALIFORNIA 10.1%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2048 (d)	3,000	1,665

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	665	665

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	8,000	8,050

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 12/01/2053	9,650	10,197
5.000% due 02/01/2054	10,000	10,708
5.250% due 01/01/2054	8,300	8,751
5.250% due 11/01/2054	17,700	19,051
5.500% due 10/01/2054	4,800	5,295

California Community Choice Financing Authority Revenue Bonds, Series 2024
5.000% due 05/01/2054	6,750	7,272

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	25,925	21,568

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2043	2,165	1,997

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	2,900	2,479

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	830	831

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (c)	10,445	2,038
5.000% due 06/01/2049	530	548

California Housing Finance Revenue Bonds, Series 2024
5.700% due 06/01/2054	26,000	26,018

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2035 (c)	1,260	667
4.125% due 01/01/2035	480	449
5.000% due 01/01/2055	960	824
8.000% due 01/01/2050	25,000	25,516

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.000% due 01/01/2061 (c)	43,560	3,025
4.000% due 05/01/2051	5,000	4,777

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2052	3,500	3,907

California Municipal Finance Authority Revenue Bonds, Series 2016
5.000% due 11/01/2046	1,000	989

California Municipal Finance Authority Revenue Bonds, Series 2020
5.000% due 07/01/2052	1,070	991

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 09/01/2040 (e)	4,110	3,803
5.000% due 12/01/2036	175	180
5.000% due 12/01/2054	1,000	945

California Municipal Finance Authority Revenue Bonds, Series 2024
6.000% due 01/01/2039	15,500	16,184

California Municipal Finance Authority Revenue Notes, Series 2021
3.000% due 09/01/2030 (e)	4,465	4,037
3.637% due 07/01/2030	3,450	3,056
5.000% due 12/01/2030	105	110

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	$1,000	$990

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,500	1,525

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2039 ^(b)	5,883	1

California Pollution Control Financing Authority Revenue Notes, Series 2019
6.750% due 12/01/2028 ^(b)	4,215	316

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	3,000	3,132

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	750	751
5.000% due 06/01/2046	2,590	2,544
5.000% due 06/01/2051	1,000	945

California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2022
5.250% due 08/15/2052	2,250	2,443

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	4,140	4,163

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	1,900	1,901
5.000% due 12/01/2046	10,000	10,082
5.250% due 12/01/2056	14,600	14,760

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.500% due 12/01/2058	2,200	2,261

California Statewide Communities Development Authority Revenue Bonds, Series 2019
4.250% due 11/01/2059	7,660	6,865

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	4,840	4,937

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	2,490	2,054

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	6,250	5,261

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
2.650% due 12/01/2046	4,470	3,513
3.400% due 10/01/2046	1,985	1,619
3.500% due 10/01/2046	5,000	4,052
4.000% due 08/01/2056	6,230	5,370
4.000% due 10/01/2056	7,500	5,579

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (d)	23,500	12,715
5.000% due 09/01/2037	3,470	3,576

Firebaugh, California Revenue Bonds, Series 2019
4.000% due 08/01/2039	1,210	1,044

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	2,000	2,022

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	260,615	29,554
3.850% due 06/01/2050	8,235	7,722

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	3,000	3,146

Grossmont Union High School District, California General Obligation Bonds, Series 2021
0.000% due 08/01/2044 (c)	4,295	1,743

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	6,000	5,110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	$1,500	$1,911

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2047 (c)	4,500	1,479

Riverside Unified School District, California Special Tax Bonds, Series 2024
5.000% due 09/01/2054	1,265	1,279

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	1,000	1,015

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2047	5,900	5,912

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2046	1,200	1,086

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2023
5.250% due 07/01/2058	30,460	32,653

San Diego Unified School District, California General Obligation Bonds, Series 2023
4.000% due 07/01/2053	10,000	9,894

Silicon Valley Tobacco Securitization Authority, California Revenue Bonds, Series 2007
0.000% due 06/01/2036 (c)	5,000	2,570

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (c)	69,995	12,198

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
0.000% due 06/01/2046 (c)	18,000	3,909

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (c)	16,635	3,242

		425,437

COLORADO 3.4%

Aurora Highlands Community Authority Board, Colorado Revenue Bonds, Series 2021
5.750% due 12/01/2051	6,000	5,569

Centerra Metropolitan District No 1, Colorado Tax Allocation Bonds, Series 2018
5.250% due 12/01/2048	4,050	3,880

Colorado Crossing Metropolitan District No 2, General Obligation Bonds, Series 2020
5.000% due 12/01/2047	6,300	5,844

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	5,960	5,551
5.000% due 08/01/2044	7,000	7,310

Colorado Health Facilities Authority Revenue Bonds, Series 2020
4.000% due 09/01/2045	1,000	968
4.000% due 09/01/2050	2,800	2,692

Colorado Health Facilities Authority Revenue Bonds, Series 2022
4.450% due 05/15/2062	23,475	23,475

Colorado International Center Metropolitan District No 7, General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (d)	4,955	2,995

Colorado School of Mines Revenue Bonds, Series 2024
5.000% due 12/01/2054	10,500	11,335

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2021
4.000% due 03/15/2046	10,515	10,332

Denver, Colorado Airport System City & County Revenue Bonds, Series 2022
5.000% due 11/15/2053	3,000	3,153

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.875% due 12/01/2052	22,000	21,869

Harvest Crossing Metropolitan District No 4, Colorado General Obligation Bonds, Series 2022
7.250% due 12/01/2052	2,913	2,905

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Johnstown Village Metropolitan District No 2, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2050	$2,500	$2,196

Longs Peak Metropolitan District, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	3,000	2,981

Prairie Center Metropolitan District No. 3, Colorado Revenue Bonds, Series 2017
5.000% due 12/15/2041	875	877

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,342

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	4,650	4,142

Transport Metropolitan District No 3, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2051	2,000	1,647

Velocity Metropolitan District No 5, Colorado General Obligation Bonds, Series 2020
0.000% due 12/01/2050 (d)	11,100	7,848

Village Metropolitan District, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2049	1,200	1,174

Willow Bend Metropolitan District, Colorado General Obligation Bonds, Series 2019
5.000% due 12/01/2039	4,880	4,767
5.000% due 12/01/2049	6,375	5,927

		141,779

DELAWARE 0.9%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.461% due 10/01/2038	34,425	31,194
7.120% due 10/01/2038	6,075	5,907

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2045	2,500	2,351

		39,452

DISTRICT OF COLUMBIA 0.8%

District of Columbia Revenue Bonds, Series 2017
5.000% due 07/01/2052	1,000	914

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Bonds, Series 2021
4.000% due 10/01/2051	5,000	4,669

Washington Metropolitan Area Transit Authority Dedicated, District of Columbia Revenue Bonds, Series 2023
5.000% due 07/15/2048	27,000	29,463

		35,046

FLORIDA 3.5%

Avenir Community Development District, Florida Special Assessment Bonds, Series 2021
3.200% due 05/01/2041	5,495	4,386

Avenir Community Development District, Florida Special Assessment Bonds, Series 2023
5.375% due 05/01/2043	4,515	4,574
5.625% due 05/01/2054	6,750	6,886

Avenir Community Development District, Florida Special Assessment Notes, Series 2023
4.500% due 05/01/2030	2,675	2,709

Babcock Ranch Community Independent Special District, Florida Special Assessment Bonds, Series 2022
5.000% due 05/01/2042	2,000	1,988

Babcock Ranch Community Independent Special District, Florida Special Assessment Notes, Series 2022
4.250% due 05/01/2032	1,500	1,488
5.000% due 05/01/2053	7,525	7,267

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	45

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2017
7.000% due 07/01/2052 ^(b)	$4,365	$808

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
5.000% due 07/01/2033 ^(b)	1,500	300
5.000% due 07/01/2043 ^(b)	950	9
5.250% due 07/01/2048 ^(b)	900	9
7.500% due 07/01/2053 ^(b)	1,000	10

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
0.000% due 01/01/2060 (c)	22,070	1,610

Capital Trust Authority, Florida Revenue Bonds, Series 2023
6.250% due 06/15/2053	4,250	4,407

Charlotte County Industrial Development Authority, Florida Revenue Bonds, Series 2021
4.000% due 10/01/2051	5,000	4,180

Crosswinds East Community Development District, Florida Special Assessment Bonds, Series 2024
5.750% due 05/01/2054	1,250	1,263

Florida Development Finance Corp. Revenue Bonds, Series 2017
6.125% due 06/15/2047	5,300	5,305

Florida Development Finance Corp. Revenue Bonds, Series 2024
5.250% due 08/01/2049	1,750	1,855

Gainesville, Florida Utilities System Revenue Bonds, Series 2012
4.500% due 10/01/2042	26,000	26,000

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2017
5.000% due 10/01/2052	7,900	8,022

Hamilton Bluff Community Development District, Florida Special Assessment Bonds, Series 2024
5.500% due 05/01/2044	1,000	1,006

Hernando County, Florida Revenue Bonds, Series 2022
5.250% due 06/01/2052	3,600	3,858

Highlands County, Florida Health Facilities Authority Revenue Bonds, Series 2018
6.000% due 04/01/2038 ^(b)	500	145

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2049	1,785	1,719

Miami-Dade Seaport Department, Florida Revenue Bonds, Series 2021
4.000% due 10/01/2050	10,000	9,295

Midtown Miami Community Development District, Florida Special Assessment Bonds, Series 2014
5.000% due 05/01/2029	1,815	1,816

Orange County Health Facilities Authority, Florida Revenue Bonds, Series 2023
5.000% due 10/01/2053	4,915	5,201

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2031 (c)	1,330	971

Palm Beach County, Florida Revenue Bonds, Series 2021
5.000% due 06/01/2057	1,000	893

Polk County, Florida Industrial Development Authority Revenue Bonds, Series 2020
5.875% due 01/01/2033	9,040	8,729

Pompano Beach, Florida Revenue Bonds, Series 2020
4.000% due 09/01/2050	6,750	5,348

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	7,000	7,274

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	6,500	5,311

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2040 (c)	1,000	480
0.000% due 09/01/2041 (c)	1,000	455

Village Community Development District No 13, Florida Special Assessment Bonds, Series 2020
3.500% due 05/01/2051	7,805	6,655

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Village Community Development District No. 15, Florida Special Assessment Bonds, Series 2023
5.000% due 05/01/2043	$1,000	$1,035
5.250% due 05/01/2054	5,500	5,708

		148,975

GEORGIA 3.8%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040 ^(b)	1,600	720

Augusta Development Authority, Georgia Revenue Bonds, Series 2023
5.125% due 04/01/2053	6,500	6,898

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	9,000	8,886
4.125% due 11/01/2045	6,000	5,581

Columbia County Hospital Authority, Georgia Revenue Bonds, Series 2023
5.750% due 04/01/2053	7,500	8,456

Gainesville & Hall County, Georgia Development Authority Revenue Bonds, Series 2017
5.000% due 03/01/2047	1,500	1,035

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	14,200	14,317

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 06/01/2053	27,250	28,720
5.000% due 12/01/2053	17,400	18,597

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2024
5.000% due 05/01/2054	17,400	18,652

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2049	10,900	11,076
5.000% due 01/01/2056	10,000	10,184
5.000% due 01/01/2059	7,600	7,667
5.000% due 01/01/2063	3,340	3,401

Municipal Electric Authority of Georgia Revenue Bonds, Series 2021
4.000% due 01/01/2051	1,000	936
5.000% due 01/01/2056	1,100	1,132

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
4.500% due 07/01/2063	5,000	4,939

Municipal Electric Authority of Georgia Revenue Bonds, Series 2023
5.250% due 07/01/2064	7,000	7,487

		158,684

GUAM 0.0%

Guam Department of Education Certificates of Participation Bonds, Series 2020
5.000% due 02/01/2040	1,500	1,505

IDAHO 0.5%

Idaho Housing & Finance Association Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2024
4.650% due 01/01/2054	4,480	4,467

Nez Perce County, Idaho Certificates of Participation Bonds, Series 2022
5.000% due 03/01/2052	2,750	2,837

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	19,000	14,866

		22,170

ILLINOIS 3.9%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2029	4,500	4,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2048	$9,000	$9,447

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.000% due 01/01/2055	20,000	20,796
5.250% due 01/01/2056	1,000	1,070

Chicago Transit Authority Sales Tax Receipts Fund, Illinois Revenue Bonds, Series 2014
5.000% due 12/01/2044	2,490	2,493

Chicago Transit Authority, Illinois Revenue Bonds, Series 2020
4.000% due 12/01/2050	2,250	2,070

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	3,120	3,272

Exceptional Children Have Opportunities, Illinois General Obligation Debt Certificate, Series 2020
4.000% due 12/01/2036	680	690

Gilberts Special Service Area No 25, Illinois Special Tax Bonds, Series 2018
6.000% due 03/01/2048	7,903	7,764

Illinois Finance Authority Revenue Bonds, Series 2015
5.250% due 05/15/2050	1,650	1,680

Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	2,500	2,525

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037 ^(b)	2,720	626
5.125% due 02/15/2045 ^(b)	3,000	690

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2049 ^(b)	4,900	3,703

Illinois Finance Authority Revenue Bonds, Series 2020
4.000% due 08/15/2041	3,375	3,332
4.500% due 08/15/2049	12,180	12,180
4.600% due 08/15/2049	2,000	2,000

Illinois Finance Authority Revenue Bonds, Series 2021
4.000% due 05/01/2035	1,410	1,405
4.000% due 05/01/2040	2,830	2,637

Illinois Finance Authority Revenue Bonds, Series 2022
4.600% due 08/15/2057	5,100	5,100

Illinois State General Obligation Bonds, Series 2016
3.500% due 06/01/2029	2,000	1,986

Illinois State General Obligation Bonds, Series 2017
5.000% due 11/01/2029	3,800	4,030
5.000% due 12/01/2038	1,000	1,040

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	4,000	4,113

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	2,000	2,029

Illinois State General Obligation Bonds, Series 2021
5.000% due 03/01/2036	2,250	2,477

Illinois State General Obligation Bonds, Series 2023
5.000% due 12/01/2043	5,000	5,397
5.000% due 12/01/2046	17,500	18,660

Illinois State General Obligation Notes, Series 2018
5.000% due 05/01/2028	4,295	4,604

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	2,650	2,901

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2033	2,785	2,624

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 12/15/2037 (c)	5,000	2,948

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2020
4.000% due 06/15/2050	19,500	17,913

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
4.000% due 01/01/2048	3,500	3,264

Southwestern Illinois Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	861

		162,827

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 2.0%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	$13,350	$13,356

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	5,400	5,024

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	27,720	19,368

Indiana Finance Authority Revenue Bonds, Series 2023
5.000% due 10/01/2053	14,400	15,486

Indiana Finance Authority Revenue Notes, Series 2021
1.400% due 08/01/2029	1,000	856

Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Bonds, Series 2022
5.250% due 01/01/2048	2,150	2,363

Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Bonds, Series 2023
6.000% due 02/01/2048	7,000	8,213
6.000% due 03/01/2053	11,985	12,994

Whiting, Indiana Revenue Bonds, Series 2016
4.400% due 03/01/2046	5,000	5,079

		82,739

IOWA 0.9%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
4.750% due 08/15/2032	7,000	7,000

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
6.213% due 08/15/2029	7,680	7,680

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	2,850	2,977
5.000% due 12/01/2050	6,680	7,063

Iowa Finance Authority Revenue Bonds, Series 2014
5.400% due 11/15/2046	1,771	1,790

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	9,500	9,050

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2021
0.000% due 06/01/2065 (c)	27,990	3,909

		39,469

KANSAS 0.0%

Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^(b)	3,331	500

Wichita, Kansas Revenue Bonds, Series 2016
5.250% due 12/01/2036 ^	500	105

Wyandotte County-Kansas City Unified Government, Kansas Revenue Bonds, Series 2018
4.500% due 06/01/2040	885	836

		1,441

KENTUCKY 0.3%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	2,350	2,024
6.250% due 11/15/2046	1,150	917

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
4.750% due 07/01/2040	3,750	3,094
5.125% due 07/01/2055	4,660	3,600

Warren County, Kentucky Revenue Bonds, Series 2024
5.250% due 04/01/2054	2,000	2,179

		11,814

LOUISIANA 0.5%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045	7,000	6,829

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2021
4.000% due 12/01/2046	$7,000	$6,994

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	2,900	3,168

Parish of St James, Louisiana Revenue Bonds, Series 2011
5.850% due 08/01/2041	4,500	4,580

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	1,540	1,531

		23,102

MAINE 0.1%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	5,400	4,919

MARYLAND 0.2%

Maryland Economic Development Corp. Tax Allocation Bonds, Series 2020
4.000% due 09/01/2040	2,000	1,814

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
3.052% due 07/01/2040	5,400	4,057

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
3.762% due 01/01/2043	3,205	2,322

		8,193

MASSACHUSETTS 1.3%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	3,580	3,603

Commonwealth of Massachusetts General Obligation Bonds, Series 2023
5.000% due 10/01/2046	5,500	6,076
5.000% due 10/01/2051	10,000	10,794
5.000% due 10/01/2053	19,000	20,433

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2048	10,500	10,769

Massachusetts Development Finance Agency Revenue Bonds, Series 2024
4.000% due 03/01/2054	2,500	2,417

		54,092

MICHIGAN 2.4%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	32,190	25,531

Detroit, Michigan General Obligation Bonds, Series 2021
5.000% due 04/01/2050	1,600	1,631

Detroit, Michigan General Obligation Bonds, Series 2023
6.000% due 05/01/2039	1,300	1,482

Detroit, Michigan General Obligation Notes, Series 2021
2.189% due 04/01/2024	400	400

Detroit, Michigan General Obligation Notes, Series 2023
6.844% due 05/01/2028	1,750	1,774

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
4.346% (TSFR3M) due 07/01/2032 ~	3,750	3,587

Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2033	2,000	2,003

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 02/15/2050	$3,250	$3,008
5.000% due 12/01/2048	1,500	1,549

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2045 (c)	15,000	3,679
0.000% due 06/01/2065 (c)	55,000	6,234
4.800% due 09/01/2040	235	199
5.000% due 06/01/2040	3,750	3,938
5.000% due 09/01/2050	380	306

Michigan Finance Authority Revenue Bonds, Series 2021
5.000% due 05/01/2046	1,435	1,150

Michigan Finance Authority Revenue Bonds, Series 2024
5.500% due 02/28/2049 (a)	1,875	2,064
5.500% due 02/28/2057 (a)	3,000	3,273

Michigan Finance Authority Revenue Notes, Series 2020
4.300% due 09/01/2030	100	92

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	1,000	1,045

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (c)	78,000	10,426
0.000% due 06/01/2058 (c)	145,250	5,824

Michigan Trunk Line State Revenue Bonds, Series 2023
5.000% due 11/15/2046	17,000	18,858

Wayne County, Michigan Airport Authority Revenue Notes, (AGM Insured), Series 2023
5.000% due 12/01/2033	1,380	1,572

		99,625

MINNESOTA 0.1%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2041	750	766

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2022
5.000% due 01/01/2034	1,645	1,833
5.000% due 01/01/2037	2,100	2,306

		4,905

MISSISSIPPI 0.0%

Mississippi Development Bank Revenue Bonds, Series 2021
4.000% due 10/01/2034	500	468
4.000% due 10/01/2035	300	280

		748

MISSOURI 0.3%

Grindstone Plaza Transportation Development District, Missouri Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	250
5.550% due 10/01/2036	45	44

Lees Summit Industrial Development Authority, Missouri Revenue Bonds, Series 2016
5.000% due 08/15/2051	1,450	1,234

Missouri Development Finance Board Revenue Bonds, Series 2022
5.750% due 05/01/2052	7,000	7,676

St. Louis Land Clearance for Redevelopment Authority, Missouri Revenue Bonds, Series 2017
5.125% due 06/01/2046	2,285	2,300

		11,504

MONTANA 0.0%

Hardin, Montana Tax Allocation Bonds, Series 2006
6.250% due 09/01/2031 ^(b)	830	158

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	47

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MULTI-STATE 1.8%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
4.141% due 01/25/2040	$21,840	$21,098

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
3.959% due 12/25/2036	23,293	22,624
4.548% due 08/25/2040	28,158	28,025

Freddie Mac Multifamily Variable Rate Certificate, Revenue Bonds, Series 2022
2.875% due 07/25/2036 (e)	2,418	2,153
3.125% due 09/25/2036	978	887

		74,787

NEBRASKA 0.6%

Omaha Public Power District, Nebraska Revenue Bonds, Series 2021
4.000% due 02/01/2051	8,000	7,676

Omaha Public Power District, Nebraska Revenue Bonds, Series 2023
5.250% due 02/01/2053	15,000	16,462

		24,138

NEVADA 0.3%

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	4,970	4,897

Nevada Department of Business & Industry State Revenue Bonds, Series 2017
5.125% due 12/15/2037 ^(b)	2,252	901

Nevada Department of Business & Industry State Revenue Bonds, Series 2018
6.950% due 02/15/2038 ^(b)	3,962	396

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	46,000	5,742

		11,936

NEW HAMPSHIRE 0.8%

New Hampshire Business Finance Authority Revenue Bonds, Series 2021
4.000% due 01/01/2051	2,250	1,720

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
3.875% due 01/20/2038	8,060	7,519

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
3.777% due 08/20/2034	13,821	12,989
3.967% due 06/20/2034	10,237	9,777

		32,005

NEW JERSEY 2.2%

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	890	910

Middlesex County Improvement Authority, New Jersey Revenue Bonds, Series 2023
5.000% due 08/15/2053	6,810	7,412

New Jersey Economic Development Authority Revenue Bonds, Series 2015
5.250% due 06/15/2040	1,500	1,535

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.500% due 06/15/2029	5,000	5,335

New Jersey Economic Development Authority Revenue Bonds, Series 2018
5.000% due 06/15/2038	2,245	2,475

New Jersey Economic Development Authority Revenue Bonds, Series 2022
5.000% due 11/01/2052	20,000	21,298

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	$5,000	$5,066
6.500% due 04/01/2028	3,361	3,373

New Jersey Housing & Mortgage Finance Agency Series 2024
5.250% due 12/20/2065	2,250	2,341

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.250% due 06/15/2041	1,000	1,016

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2039	2,000	2,036

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2022
5.000% due 06/15/2037	1,500	1,705
5.500% due 06/15/2050	3,500	3,879

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2023
4.250% due 06/15/2040	10,500	10,891
5.000% due 06/15/2043	6,500	7,169

New Jersey Turnpike Authority Revenue Bonds, Series 2024
5.250% due 01/01/2049 (a)	5,100	5,668

South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2039	2,500	2,509

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	3,960	4,028

Union County, New Jersey Improvement Authority Revenue Bonds, Series 2021
8.500% due 06/01/2041	6,000	4,179

		92,825

NEW MEXICO 0.1%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2008
4.400% due 08/01/2034	4,225	4,225

NEW YORK 9.9%

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	9,040	8,285

Build NYC Resource Corp., New York Revenue Bonds, Series 2022
5.750% due 06/01/2052	1,250	1,292
5.750% due 06/01/2062	3,250	3,341

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2024
4.618% due 08/25/2041 ~	20,300	20,741

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047	1,750	1,570

Huntington Local Development Corp., New York Revenue Notes, Series 2021
4.000% due 07/01/2027	3,875	3,758

Monroe County, New York Industrial Development Agency Revenue Bonds, (FNMA Insured),Series 2023
4.720% due 01/01/2044	4,700	4,768

New York City Housing Development Corp., New York Revenue Bonds, Series 2017
3.750% due 11/01/2052	2,000	1,748

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2020
4.000% due 11/01/2040	5,000	5,056

New York City Water & Sewer System, New York Revenue Bonds, Series 2016
4.620% due 06/15/2049	15,300	15,300

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2023
5.250% due 06/15/2053	9,600	10,608

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
4.550% due 11/01/2036	$10,440	$10,440

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2021
4.000% due 08/01/2039	4,000	4,085

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2023
5.250% due 05/01/2050	11,000	12,193

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	133,600	11,837
0.000% due 06/01/2060 (c)	210,000	10,311

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	33,675	33,691
5.150% due 11/15/2034	2,600	2,610
5.375% due 11/15/2040	6,500	6,522

New York Power Authority Revenue Bonds, (AGM Insured), Series 2022
4.000% due 11/15/2047	7,300	7,167

New York Power Authority Revenue Bonds, (AGM Insured), Series 2023
5.000% due 11/15/2053	5,000	5,463
5.125% due 11/15/2063	10,000	10,935

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2060	8,760	8,297

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	10,000	9,655

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 02/15/2047	15,000	14,618

New York State Dormitory Authority Revenue Bonds, Series 2021
4.000% due 03/15/2040	8,730	8,872

New York State Dormitory Authority Revenue Bonds, Series 2024
4.000% due 03/15/2054	10,000	9,601

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 03/15/2047	2,665	2,584

New York State Urban Development Corp. Revenue Bonds, Series 2023
5.000% due 03/15/2053	14,500	15,779

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2023
5.125% due 06/30/2060	12,000	12,559

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	4,080	4,233
5.000% due 01/01/2033	6,750	7,003
5.000% due 01/01/2034	5,905	6,123
5.000% due 01/01/2036	1,500	1,550

New York Transportation Development Corp. Revenue Bonds, Series 2020
4.375% due 10/01/2045	8,290	8,204
5.000% due 10/01/2035	6,715	7,130
5.000% due 10/01/2040	3,560	3,694
5.250% due 08/01/2031	7,535	8,022

New York Transportation Development Corp. Revenue Bonds, Series 2021
4.000% due 04/30/2053	1,250	1,050

New York Transportation Development Corp. Revenue Bonds, Series 2023
5.625% due 04/01/2040	8,750	9,562
6.000% due 04/01/2035	22,000	24,992
6.000% due 06/30/2054	12,000	13,307

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	4,000	4,032
5.000% due 01/01/2027	7,800	8,038
5.000% due 01/01/2028	1,000	1,041

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	$2,000	$2,010

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.375% due 11/01/2054	4,000	3,287

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	67,080	7,006

Syracuse Industrial Development Agency, New York Revenue Bonds, (SGI Insured), Series 2007
5.693% due 01/01/2028	8,370	7,583

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
5.250% due 05/15/2062	3,750	4,072

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,500	4,173

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	1,000	768
5.250% due 09/15/2053	2,500	1,847

Utility Debt Securitization Authority, New York Revenue Bonds, Series 2023
5.000% due 12/15/2041	4,500	5,218

		417,631

NORTH CAROLINA 0.2%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2007
4.450% due 01/15/2038	8,035	8,035

North Carolina Medical Care Commission Revenue Bonds, Series 2021
4.000% due 03/01/2051	1,500	1,131

North Carolina Medical Care Commission Revenue Notes, Series 2021
4.000% due 03/01/2030	285	275
4.000% due 03/01/2031	290	277

		9,718

NORTH DAKOTA 0.0%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(b)	7,940	238

OHIO 2.2%

Adams County, Ohio Revenue Bonds, Series 2019
6.900% due 10/01/2049	7,310	7,338

Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2017
5.000% due 08/01/2042	3,085	3,201

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	259,880	27,137
5.000% due 06/01/2055	12,200	11,555

Cuyahoga County, Ohio Revenue Bonds, Series 2017
5.000% due 02/15/2057	5,000	5,000
5.500% due 02/15/2057	1,000	1,014

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2033	1,170	1,202
5.000% due 12/01/2035	1,200	1,227
5.000% due 12/01/2037	650	655
5.000% due 12/01/2039	1,425	1,428

Geisinger Authority, Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2047	2,080	1,988

Lake County, Ohio Port & Economic Development Authority Revenue Bonds, Series 2017
6.500% due 12/01/2037 ^(b)	1,100	319
6.750% due 12/01/2052 ^(b)	650	188

Montgomery County, Ohio Revenue Bonds, Series 2018
6.000% due 04/01/2038 ^(b)	2,985	866
6.250% due 04/01/2049 ^(b)	6,520	1,891

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northeast Ohio Medical University Revenue Bonds, Series 2021
4.000% due 12/01/2035	$300	$300

Ohio Air Quality Development Authority Revenue Bonds, Series 2017
4.250% due 01/15/2038	1,075	1,069

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	25,060	23,007

Ohio State Revenue Bonds, Series 2020
4.000% due 11/15/2038	1,280	1,210

		90,595

OKLAHOMA 0.5%

Oklahoma Development Finance Authority Revenue Bonds, Series 2018
5.500% due 08/15/2052	5,000	5,158

Oklahoma Development Finance Authority Revenue Bonds, Series 2021
8.000% due 12/01/2041	7,500	6,097

Oklahoma Turnpike Authority Revenue Bonds, Series 2023
4.500% due 01/01/2053	5,750	5,870
5.500% due 01/01/2053	2,750	3,044

Payne County, Oklahoma Economic Development Authority Revenue Bonds, Series 2016
6.625% due 11/01/2036 ^(b)	526	0
6.875% due 11/01/2046 ^(b)	1,081	1
7.000% due 11/01/2051 ^(b)	2,163	2

		20,172

OREGON 0.2%

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031 ^(b)	26,000	3

Oregon State Business Development Commission Revenue Bonds, Series 2018
6.500% due 04/01/2031 ^(b)	8,230	1

Oregon State Business Development Commission Revenue Bonds, Series 2020
9.000% due 04/01/2037 ^(b)	2,545	0

Salem Hospital Facility Authority, Oregon Revenue Bonds, Series 2022
4.000% due 05/15/2047	875	716
4.000% due 05/15/2057	1,000	761

Washington & Multnomah Counties School District No 48J Beaverton, Oregon General Obligation Bonds, Series 2022
5.000% due 06/15/2052	7,000	7,508

		8,989

PENNSYLVANIA 3.0%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2022
5.250% due 05/01/2042	8,010	7,973

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	6,790	7,629

Franklin County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 12/01/2053	1,650	1,343

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	5,000	4,675

General Authority of Southcentral Pennsylvania Revenue Bonds, Series 2018
6.500% due 07/15/2048	4,200	4,332

Lehigh County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2016
3.000% due 09/01/2029	9,500	9,166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mercer County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2020
6.125% due 10/01/2050	$2,900	$1,856

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
4.000% due 09/01/2049	2,200	2,042

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
4.848% (TSFR3M) due 08/15/2048 ~	2,000	2,000

Pennsylvania Economic Development Financing Authority Revenue Bonds, (AGM Insured), Series 2022
5.000% due 12/31/2057	3,000	3,169

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	16,000	17,713

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.250% due 06/30/2053	15,135	16,116
6.000% due 06/30/2061	16,000	18,001

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2023
5.250% due 07/01/2046	2,200	2,289
5.250% due 07/01/2049	2,000	2,066

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2022
5.000% due 12/31/2032	3,070	3,449

Pennsylvania Turnpike Commission Oil Franchise Tax Revenue Bonds, Series 2021
4.000% due 12/01/2051	3,500	3,340

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
5.000% due 12/01/2051	7,750	8,252

Pennsylvania Turnpike Commission Revenue Bonds, Series 2022
5.250% due 12/01/2052	3,000	3,284

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	3,500	3,309

Southeastern Pennsylvania Transportation Authority Revenue Bonds, Series 2022
5.250% due 06/01/2043	5,000	5,598

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2018
5.000% due 07/01/2035	750	754

		128,356

PUERTO RICO 8.7%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (c)	194,500	14,592

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	46,598	26,992
0.000% due 11/01/2051	124,524	66,199

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (c)	27,485	18,070
4.000% due 07/01/2037	1,500	1,452
4.000% due 07/01/2041	19,400	18,311

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	37,100	35,616

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
4.266% (TSFR3M) due 07/01/2029 ~	9,245	8,739

Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
5.950% due 07/01/2030 ^(b)	2,500	662
6.125% due 07/01/2040 ^(b)	1,950	517
6.250% due 07/01/2040 ^(b)	400	106

Puerto Rico Electric Power Authority Revenue Bonds, Series 2005
4.625% due 07/01/2030 ^(b)	10	3

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	49

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Electric Power Authority Revenue Bonds, Series 2007
4.446% (US0003M) due 07/01/2031 ^~(b)	$2,500	$662
5.000% due 07/01/2026 ^(b)	10	3
5.000% due 07/01/2037 ^(b)	555	147
5.000% due 07/01/2049	8,220	2,158

Puerto Rico Electric Power Authority Revenue Bonds, Series 2008
5.375% due 07/01/2024 ^(b)	55	15
5.375% due 07/01/2049	770	202
5.500% due 07/01/2038 ^(b)	1,000	265

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
4.600% due 07/01/2024 ^(b)	50	13
4.625% due 07/01/2025 ^(b)	35	10
4.750% due 07/01/2026 ^(b)	245	65
4.750% due 07/01/2027 ^(b)	50	13
5.000% due 07/01/2024 ^(b)	915	242
5.000% due 07/01/2025 ^(b)	865	229
5.000% due 07/01/2026 ^(b)	65	17
5.250% due 07/01/2025 ^(b)	25	7
5.250% due 07/01/2026 ^(b)	6,070	1,609
5.250% due 07/01/2027 ^(b)	390	103
5.250% due 07/01/2030 ^(b)	1,625	431
5.250% due 07/01/2031 ^(b)	30	8
5.250% due 07/01/2040 ^(b)	11,000	2,915
5.400% due 07/01/2028 ^(b)	2,610	692
6.050% due 07/01/2032 ^(b)	770	204

Puerto Rico Electric Power Authority Revenue Bonds, Series 2012
5.000% due 07/01/2029 ^(b)	1,500	397
5.000% due 07/01/2042 ^(b)	3,125	828

Puerto Rico Electric Power Authority Revenue Bonds, Series 2013
6.750% due 07/01/2036 ^(b)	10,000	2,650
7.000% due 07/01/2033 ^(b)	500	133
7.000% due 07/01/2040 ^(b)	20	5
7.000% due 07/01/2043 ^(b)	2,600	689

Puerto Rico Electric Power Authority Revenue Notes, Series 2010
3.300% due 07/01/2049	1,775	466

Puerto Rico Electric Power Authority Revenue Notes, Series 2016
10.000% due 07/01/2049	3,293	864

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	97,903	31,380
0.000% due 07/01/2051 (c)	149,216	34,980
4.750% due 07/01/2053	25,325	25,323
5.000% due 07/01/2058	52,677	52,893

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	18,800	18,987

		370,864

RHODE ISLAND 0.7%

Rhode Island Health and Educational Building Corp. Revenue Bonds, Series 2024
5.250% due 05/15/2054	9,000	9,629

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (c)	12,580	2,296

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	16,780	16,856

		28,781

SOUTH CAROLINA 0.5%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2023
5.250% due 02/01/2054	7,700	8,348

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2023
7.750% due 11/15/2058	5,500	5,781

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Carolina Public Service Authority Revenue Bonds, (BABs), (AGM/CR Insured), Series 2010
6.454% due 01/01/2050	$6,040	$6,807

		20,936

TENNESSEE 1.7%

Bristol Industrial Development Board, Tennessee Tax Allocation Bonds, Series 2016
5.625% due 06/01/2035	2,000	1,808

Franklin Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2017
7.500% due 06/01/2047 ^(b)	4,600	506

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.625% due 01/01/2046	850	508

Metropolitan Government of Nashville & Davidson County Sports Auth, Tennessee Revenue Bonds, Series 2023
5.000% due 07/01/2048	2,440	2,630
5.000% due 07/01/2056	4,000	4,261

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	4,000	2,873

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2023
4.875% due 10/01/2038	10,400	10,861

Metropolitan Nashville Airport Authority, Tennessee Revenue Bonds, Series 2022
5.250% due 07/01/2047	6,250	6,735
5.500% due 07/01/2052	4,500	4,884

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2049	1,000	739
5.750% due 10/01/2054	1,450	1,041
5.750% due 10/01/2059	5,750	4,053

Tennergy Corp., Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	9,805	10,483

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	17,750	18,758

		70,140

TEXAS 5.4%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
5.250% due 12/01/2045	5,750	5,747
7.500% due 12/01/2045	7,060	4,753
12.000% due 12/01/2045	9,525	8,365

Arlington Higher Education Finance Corp., Texas Revenue Bonds, Series 2016
5.000% due 12/01/2051	2,710	2,699

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
7.000% due 03/01/2039	480	452
9.000% due 03/01/2039	14,865	15,595

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2022
10.000% due 06/01/2042	5,000	5,003

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2023
12.000% due 06/01/2043	13,000	13,150

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
6.500% due 07/01/2026	12,750	12,135

Carrollton-Farmers Branch Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
4.000% due 02/15/2053	5,000	4,758

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (c)	5,115	2,794

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	$3,000	$3,065

Dallas Housing Finance Corp., Texas Revenue Bonds, Series 2022
6.000% due 12/01/2062	3,000	3,076

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2021
4.000% due 10/01/2042	5,000	4,853
4.400% due 10/01/2041	10,000	10,000

Lamar Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
4.000% due 02/15/2048	10,000	9,760

Lamar Consolidated Independent School District, Texas General Obligation Bonds, Series 2023
4.000% due 02/15/2048	5,000	4,858

Medina Valley Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
4.500% due 02/15/2047	3,750	3,862

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2016
4.000% due 07/01/2031 ^(b)	1,030	474
4.250% due 07/01/2036 ^(b)	1,700	782
5.000% due 07/01/2031 ^(b)	265	182
5.000% due 07/01/2046 ^(b)	3,320	2,004
5.000% due 07/01/2051 ^(b)	4,505	3,086
5.250% due 07/01/2036 ^(b)	400	140
5.750% due 07/01/2051 ^(b)	1,000	350
7.000% due 07/01/2051 ^(b)	1,450	435

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2040	3,000	2,941
5.000% due 01/01/2042	500	464
5.000% due 01/01/2047	1,500	1,351

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
5.000% due 12/01/2054	250	224

New Hope Cultural Education Finance Facilities Corp., Texas Revenue Notes, Series 2016
6.000% due 07/01/2026 ^(b)	80	24

Port Beaumont Navigation District, Texas Revenue Bonds, Series 2020
4.000% due 01/01/2050	8,125	6,447

Port Beaumont Navigation District, Texas Revenue Notes, Series 2020
6.000% due 01/01/2025	2,500	2,459

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	100

Southwest Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
4.000% due 02/01/2043	6,000	6,010

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2052	3,000	3,097

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.196% (TSFR3M) due 12/15/2026 ~	5,530	5,487

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2023
5.500% due 01/01/2054	10,900	11,802

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 06/30/2058	7,450	7,545

Texas Transportation Commission Revenue Bonds, Series 2019
0.000% due 08/01/2047 (c)	5,575	1,726
0.000% due 08/01/2051 (c)	3,450	849
5.000% due 08/01/2057	7,000	7,066

Texas Water Development Board Revenue Bonds, Series 2022
4.800% due 10/15/2052	33,300	35,200

Texas Water Development Board Revenue Bonds, Series 2023
4.875% due 10/15/2048	6,800	7,328
5.000% due 10/15/2058	4,500	4,866

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Woodloch Health Facilities Development Corp., Texas Revenue Bonds, Series 2016
6.750% due 12/01/2051 ^(b)	$1,830	$37

		227,401

UTAH 0.7%

City of Salt Lake, Utah Revenue Bonds, Series 2023
5.250% due 07/01/2053	2,000	2,133

Mida Mountain Village Public Infrastructure District, Utah Special Assessment Bonds, Series 2021
4.000% due 08/01/2050	6,950	5,571

Military Installation Development Authority, Utah Revenue Bonds, Series 2021
4.000% due 06/01/2041	2,000	1,654
4.000% due 06/01/2052	3,500	2,583

Salt Lake City, Utah Airport Revenue Bonds, Series 2021
5.000% due 07/01/2051	10,000	10,388

UIPA Crossroads Public Infrastructure District, Utah Tax Allocation Bonds, Series 2021
4.375% due 06/01/2052	2,000	1,738

Utah County, Utah Revenue Bonds, Series 2016
4.000% due 05/15/2047	5,000	4,838

Utah County, Utah Revenue Bonds, Series 2020
4.000% due 05/15/2043	2,750	2,702

		31,607

VIRGINIA 0.8%

Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2018
4.000% due 05/15/2048	3,000	2,898

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	6,610	6,340

Lewistown Commerce Center Community Development Authority Revenue Bonds, Virginia Tax Allocation, Series 2014
6.050% due 03/01/2044 ^(b)	269	205
6.050% due 03/01/2044	158	138
6.050% due 03/01/2054 ^(b)	584	263

Peninsula Town Center Community Development Authority, Virginia Special Assessment Bonds, Series 2018
5.000% due 09/01/2045	2,250	2,137

Virginia Beach Development Authority Revenue Bonds, Series 2023
7.000% due 09/01/2059	4,000	4,465

Virginia Housing Development Authority Revenue Bonds, (FHA Insured), Series 2023
5.150% due 10/01/2053	3,000	3,129

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
5.500% due 07/01/2044	12,625	11,558
7.500% due 07/01/2052	5,569	3,341

		34,474

WASHINGTON 0.7%

Seattle, Washington Drainage & Wastewater Revenue Bonds, Series 2021
4.000% due 09/01/2051	2,000	1,923

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,000	962

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	6,115	6,076

Washington State General Obligation Bonds, Series 2023
5.000% due 06/01/2040	5,825	6,615

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2053	1,200	881

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State Housing Finance Commission Revenue Bonds, Series 2023
3.375% due 04/20/2037	$12,867	$11,604

		28,061

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	144,415	13,391

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.006% due 06/01/2040	3,000	2,397
4.875% due 06/01/2049	12,290	11,532

West Virginia Hospital Finance Authority Revenue Bonds, Series 2023
6.000% due 09/01/2053	8,600	9,760

		37,080

WISCONSIN 3.3%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
6.750% due 08/01/2031	18,500	13,505
7.000% due 11/01/2046 ^(b)	3,500	1,925
7.000% due 01/01/2050	4,750	5,128

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
5.000% due 03/01/2048	5,000	4,516
6.375% due 01/01/2048	8,930	4,018

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054	5,230	3,534

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2035 (c)	3,830	1,985
0.000% due 01/01/2060 (c)	13,000	948
5.000% due 01/01/2055	3,500	2,951
5.250% due 03/01/2055	2,500	2,190

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
0.000% due 01/01/2061 (c)	32,935	2,121
4.000% due 07/01/2056	2,250	1,686
5.625% due 06/01/2050	6,500	5,519
6.500% due 06/01/2045	1,400	1,200

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
4.000% due 10/01/2052	5,360	5,061
5.000% due 10/01/2052	3,620	3,851

Public Finance Authority, Wisconsin Revenue Bonds, Series 2024
5.000% due 06/01/2041 (a)	4,000	3,901

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
5.000% due 12/01/2025	2,000	2,027

Public Finance Authority, Wisconsin Revenue Notes, Series 2017
5.625% due 08/01/2024	3,000	2,340

Public Finance Authority, Wisconsin Revenue Notes, Series 2023
0.000% due 09/01/2029 (c)	2,475	1,656
6.125% due 12/15/2029	6,000	5,954

Public Finance Authority, Wisconsin Revenue Notes, Series 2024
5.500% due 12/15/2028	14,500	14,583

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2018
4.450% due 04/01/2048	7,935	7,935

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2050 (c)	25,410	7,154
0.000% due 12/15/2060 (c)	5,000	832

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	4,130	3,950

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 08/15/2041	$4,000	$3,918
4.600% due 04/01/2035	23,870	23,870

		138,258

Total Municipal Bonds & Notes (Cost $3,584,918)		3,587,115

U.S. GOVERNMENT AGENCIES 2.8%

Freddie Mac
2.896% due 04/25/2043 ~	8,177	6,744
3.200% due 09/01/2040	5,656	4,995
3.600% due 12/01/2040 - 06/01/2043	15,297	13,802
3.720% due 01/01/2041	14,090	13,262
3.790% due 07/01/2040	3,964	3,725
3.800% due 01/01/2040	5,333	5,101
4.100% due 05/01/2038	6,780	6,630
4.250% due 08/01/2038	4,995	4,950
4.400% due 11/01/2040	9,988	10,009
4.500% due 12/01/2040	10,000	10,255
4.900% due 02/01/2040	5,981	6,288
5.210% due 08/01/2040	15,996	17,438
5.360% due 06/01/2039	7,589	8,381
5.920% due 07/15/2040 •	4,976	4,960

Total U.S. Government Agencies (Cost $112,139)		116,540

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (f) 0.5%
		20,971

Total Short-Term Instruments (Cost $20,971)		20,971

Total Investments in Securities (Cost $3,846,672)		3,847,838

	SHARES
INVESTMENTS IN AFFILIATES 8.3%

SHORT-TERM INSTRUMENTS 8.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%

PIMCO Short-Term Floating NAV Portfolio III	35,793,767	348,166

Total Short-Term Instruments (Cost $348,136)		348,166

Total Investments in Affiliates (Cost $348,136)		348,166

Total Investments 99.6% (Cost $4,194,808)		$4,196,004

Other Assets and Liabilities, net 0.4%		13,101

Net Assets 100.0%		$4,209,105

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	51

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.

(e) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2040	11/22/2022	$3,584	$3,803	0.09%
California Municipal Finance Authority Revenue Notes, Series 2021	3.000	09/01/2030	12/06/2023	4,037	4,037	0.10
City of Salinas	0.000	09/01/2033	07/26/2023	7,438	7,502	0.18
Freddie Mac Multifamily Variable Rate Certificate, Revenue Bonds, Series 2022	2.875	07/25/2036	11/17/2022	2,118	2,153	0.05

				$17,177	$17,495	0.42%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$20,971	U.S. Treasury Notes 5.000% due 09/30/2025	$(21,390)	$20,971	$20,977

Total Repurchase Agreements						$(21,390)	$20,971	$20,977

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$20,977	$0	$0	$20,977	$(21,390)	$(413)

Total Borrowings and Other Financing Transactions	$20,977	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,035	$2,035

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,211	$1,211

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$15,475	$15,475
Corporate Bonds & Notes
Banking & Finance	0	8,150	30,817	38,967
Industrials	0	68,770	0	68,770
Municipal Bonds & Notes
Alabama	0	122,287	0	122,287
Alaska	0	9,347	0	9,347
Arizona	0	37,015	0	37,015
Arkansas	0	36,665	0	36,665
California	0	425,437	0	425,437
Colorado	0	141,779	0	141,779
Delaware	0	39,452	0	39,452
District of Columbia	0	35,046	0	35,046
Florida	0	148,975	0	148,975
Georgia	0	158,684	0	158,684
Guam	0	1,505	0	1,505
Idaho	0	22,170	0	22,170
Illinois	0	162,827	0	162,827
Indiana	0	82,739	0	82,739
Iowa	0	39,469	0	39,469
Kansas	0	1,441	0	1,441
Kentucky	0	11,814	0	11,814
Louisiana	0	23,102	0	23,102
Maine	0	4,919	0	4,919
Maryland	0	8,193	0	8,193
Massachusetts	0	54,092	0	54,092
Michigan	0	99,625	0	99,625
Minnesota	0	4,905	0	4,905
Mississippi	0	748	0	748
Missouri	0	11,504	0	11,504
Montana	0	158	0	158
Multi-State	0	74,787	0	74,787
Nebraska	0	24,138	0	24,138

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Nevada	$0	$11,936	$0	$11,936
New Hampshire	0	32,005	0	32,005
New Jersey	0	92,825	0	92,825
New Mexico	0	4,225	0	4,225
New York	0	417,631	0	417,631
North Carolina	0	9,718	0	9,718
North Dakota	0	238	0	238
Ohio	0	90,595	0	90,595
Oklahoma	0	20,172	0	20,172
Oregon	0	8,989	0	8,989
Pennsylvania	0	128,356	0	128,356
Puerto Rico	0	370,864	0	370,864
Rhode Island	0	28,781	0	28,781
South Carolina	0	20,936	0	20,936
Tennessee	0	70,140	0	70,140
Texas	0	227,401	0	227,401
Utah	0	31,607	0	31,607
Virginia	0	34,474	0	34,474
Washington	0	28,061	0	28,061
West Virginia	0	37,080	0	37,080
Wisconsin	0	138,258	0	138,258
U.S. Government Agencies	0	116,540	0	116,540
Short-Term Instruments
Repurchase Agreements	0	20,971	0	20,971

	$0	$3,801,546	$46,292	$3,847,838

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$348,166	$0	$0	$348,166

Total Investments	$348,166	$3,801,546	$46,292	$4,196,004

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$16,227	$(648)	$48	$31	$(183)	$0	$0	$15,475	$(183)
Corporate Bonds & Notes Banking & Finance	29,941	0	(75)	13	17	921	0	0	30,817	916

Totals	$29,941	$16,227	$(723)	$61	$48	$738	$0	$0	$46,292	$733

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	53

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)	March 31, 2024

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$15,475	Discounted Cash Flow	Discount Rate	4.506-5.434	4.984
Corporate Bonds & Notes Banking & Finance	30,817	Discounted Cash Flow	Discount Rate	9.580-10.790	10.333

Total	$46,292

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Municipal Bond Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.7%

CORPORATE BONDS & NOTES 0.6%

BANKING & FINANCE 0.2%

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	$4,800	$4,779

INDUSTRIALS 0.4%

Adventist Health System
3.630% due 03/01/2049	5,000	3,697

CommonSpirit Health
4.187% due 10/01/2049	7,000	5,827

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	2,000	1,510

		11,034

Total Corporate Bonds & Notes (Cost $15,355)		15,813

MUNICIPAL BONDS & NOTES 80.9%

ALABAMA 3.2%

Alabama Economic Settlement Authority Revenue Bonds, Series 2016
4.000% due 09/15/2033	550	554

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
3.990% (MUNIPSA) due 10/01/2052 ~	3,500	3,390

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
5.250% due 02/01/2053	2,750	2,908

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2023
5.500% due 06/01/2049	12,860	13,712
5.500% due 10/01/2054	9,700	10,627

Energy Southeast A Cooperative District, Alabama Revenue Bonds, Series 2023
5.750% due 04/01/2054	3,000	3,321

Jefferson County, Alabama Sewer Revenue Bonds, Series 2024
5.250% due 10/01/2040	3,750	4,188
5.250% due 10/01/2044	4,000	4,380
5.500% due 10/01/2053	10,000	10,906

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2027	2,710	2,790
5.000% due 09/01/2046	1,000	1,074

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.545% (TSFR1M) due 04/01/2049 ~	3,000	3,000

Southeast Alabama Gas Supply District Revenue Bonds, Series 2024
5.000% due 06/01/2049	8,200	8,799

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2021
4.000% due 12/01/2051	10,150	10,091

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2023
5.000% due 01/01/2054	3,000	3,175

		82,915

ALASKA 0.3%

Municipality of Anchorage, Alaska Solid Waste Services Revenue Bonds, Series 2022
5.250% due 11/01/2062	7,575	8,049

ARIZONA 1.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2049	390	226
5.000% due 01/01/2043	6,285	4,215
5.000% due 01/01/2054	8,000	4,917

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 01/01/2041	$5,000	$4,989

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.125% due 09/01/2042	2,500	2,435

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2038	1,250	1,246
5.000% due 07/01/2049	11,905	12,581

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2023
5.000% due 01/01/2048	3,500	3,865

		34,474

ARKANSAS 0.3%

Arkansas Development Finance Authority Revenue Bonds, Series 2019
4.500% due 09/01/2049	2,065	2,047

Arkansas Development Finance Authority Revenue Bonds, Series 2023
7.375% due 07/01/2048	5,000	5,496

		7,543

CALIFORNIA 7.7%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2048 (d)	5,000	2,775

Bay Area Toll Authority, California Revenue Bonds, Series 2023
4.350% due 04/01/2055	15,860	15,860

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 02/01/2054	3,400	3,641
5.250% due 01/01/2054	5,930	6,252
5.250% due 11/01/2054	5,300	5,705
5.500% due 10/01/2054	3,500	3,861

California Community Choice Financing Authority Revenue Bonds, Series 2024
5.000% due 05/01/2054	4,700	5,064

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	835	836

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
5.000% due 06/01/2033	250	276

California Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2020
4.000% due 11/01/2040	3,500	3,536

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2035	1,750	1,799
4.000% due 06/01/2050	2,500	2,395

California Housing Finance Revenue Bonds, Series 2024
5.870% due 04/01/2029 (e)	15,000	15,008

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
3.950% due 01/01/2050	22,000	21,946

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
4.000% due 05/01/2051	5,000	4,777
5.000% due 01/01/2056	1,250	1,052

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	2,125	2,000
4.000% due 09/01/2050 (e)	1,030	888

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,400	1,387

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,870	1,901

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Bonds, Series 2015
3.875% due 12/01/2030	$3,000	$2,974

California Statewide Communities Development Authority Revenue Bonds, Series 2006
4.500% due 11/01/2033	6,800	7,437

California Statewide Communities Development Authority Revenue Bonds, Series 2019
4.250% due 11/01/2059	5,490	4,920

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	2,750	2,315

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
4.000% due 10/01/2056	2,350	1,748

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	84,700	9,605
3.850% due 06/01/2050	6,175	5,790

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	2,000	2,097

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,020	966

Los Angeles Department of Airports, California Revenue Bonds, Series 2019
4.000% due 05/15/2049	4,430	4,243

Los Angeles Department of Airports, California Revenue Bonds, Series 2022
5.500% due 05/15/2039	5,000	5,641

Los Angeles Department of Airports, California Revenue Bonds, Series 2023
5.000% due 05/15/2037	1,000	1,114

Peralta Community College District, California General Obligation Bonds, Series 2016
4.000% due 08/01/2039	11,150	11,152

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2046 (c)	5,000	1,733

River Islands Public Financing Authority, California Special Tax, (AGM Insured), Series 2022
4.250% due 09/01/2047	1,000	1,007

Riverside County, California Transportation Commission Revenue Bonds, Series 2021
4.000% due 06/01/2039	1,500	1,524

Riverside Unified School District, California Special Tax Bonds, Series 2024
5.000% due 09/01/2049	1,050	1,069

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
5.000% due 07/01/2034	6,385	7,091

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2023
5.250% due 07/01/2058	20,250	21,708

San Diego Unified School District, California General Obligation Bonds, Series 2023
4.000% due 07/01/2053	5,000	4,947

		200,040

COLORADO 2.1%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2045	5,000	4,863

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	4,915	4,729

Colorado Health Facilities Authority Revenue Bonds, Series 2022
4.190% (MUNIPSA) due 05/15/2061 ~	7,250	7,201
5.250% due 11/01/2039	2,000	2,242

Colorado School of Mines Revenue Bonds, Series 2024
5.000% due 12/01/2054	6,500	7,017

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	55

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Denver, Colorado Airport System City & County Revenue Bonds, Series 2018
5.000% due 12/01/2031	$1,000	$1,067

Denver, Colorado Airport System City & County Revenue Bonds, Series 2022
5.000% due 11/15/2047	3,275	3,584
5.000% due 11/15/2053	4,905	5,155

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.875% due 12/01/2052	5,000	4,970

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2020
5.000% due 09/01/2035	1,250	1,409

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2021
3.914% (SOFRRATE) due 09/01/2039 ~	3,500	3,494

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	6,930	8,578

Regional Transportation District, Colorado Revenue Bonds, Series 2020
4.000% due 07/15/2040	1,300	1,290

		55,599

CONNECTICUT 0.6%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2031	3,500	3,963

Connecticut State General Obligation Bonds, Series 2018
4.000% due 06/15/2037	1,875	1,912

Connecticut State General Obligation Bonds, Series 2019
4.000% due 04/15/2038	2,000	2,036
5.000% due 04/15/2035	6,300	6,925

University of Connecticut Revenue Bonds, Series 2023
5.250% due 11/15/2048	1,710	1,927

		16,763

DELAWARE 0.4%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.300% due 12/01/2039 (c)	1,008	891
3.402% due 12/01/2039	8,000	7,077
7.120% due 12/01/2039	1,415	1,363
7.650% due 12/01/2039	180	181

		9,512

DISTRICT OF COLUMBIA 0.3%

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Notes, Series 2022
5.000% due 10/01/2030	1,585	1,742

Washington Metropolitan Area Transit Authority Dedicated, District of Columbia Revenue Bonds, Series 2023
4.125% due 07/15/2047	1,790	1,765
5.000% due 07/15/2048	5,025	5,484

		8,991

FLORIDA 2.5%

Babcock Ranch Community Independent Special District, Florida Special Assessment Notes, Series 2022
5.000% due 05/01/2053	1,500	1,449

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
4.500% due 01/01/2035	1,250	1,196

Capital Trust Authority, Florida Revenue Bonds, Series 2023
6.000% due 06/15/2043	1,250	1,297

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Collier County, Florida Industrial Development Authority Revenue Bonds, (AGM Insured), Series 2024
5.000% due 10/01/2049	$1,500	$1,605

Florida Development Finance Corp. Revenue Bonds, Series 2021
4.000% due 11/15/2035	1,850	1,930

Florida Development Finance Corp. Revenue Bonds, Series 2024
5.250% due 08/01/2049	3,500	3,711

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2022
5.000% due 10/01/2033	2,000	2,226
5.000% due 10/01/2036	5,235	5,754

Hernando County, Florida Revenue Bonds, Series 2022
5.250% due 06/01/2052	2,000	2,143

Jacksonville, Florida Revenue Bonds, Series 2023
5.000% due 10/01/2043	5,000	5,548

JEA Water & Sewer System, Florida Revenue Bonds, Series 2024
5.250% due 10/01/2049	5,000	5,567

Lakewood Ranch Stewardship District, Florida Special Assessment Bonds, Series 2016
5.125% due 05/01/2046	5,000	5,010

Miami World Center Community Development District, Florida Special Assessment Bonds, Series 2017
4.750% due 11/01/2027	1,645	1,676

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2019
5.000% due 10/01/2049	4,275	4,396

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	2,000	2,003

Miami-Dade Seaport Department, Florida Revenue Bonds, Series 2023
5.000% due 10/01/2035	1,650	1,820
5.250% due 10/01/2052	5,000	5,272

Orange County Health Facilities Authority, Florida Revenue Bonds, Series 2023
5.000% due 10/01/2041	1,000	1,111

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2030 (c)	1,200	914
0.000% due 10/01/2033 (c)	1,680	1,124

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	4,000	4,157

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2035 (c)	750	477
0.000% due 09/01/2036 (c)	800	483
0.000% due 09/01/2037 (c)	800	456
0.000% due 09/01/2038 (c)	1,000	537
4.000% due 07/01/2039	1,200	1,206

Village Community Development District No 13, Florida Special Assessment Bonds, Series 2020
3.500% due 05/01/2051	1,200	1,023

		64,091

GEORGIA 3.5%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2023
5.000% due 07/01/2053	1,270	1,344

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2034	1,000	1,101
5.000% due 07/01/2037	500	544

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	7,000	6,912
4.125% due 11/01/2045	1,000	930

Columbia County Hospital Authority, Georgia Revenue Bonds, Series 2023
5.125% due 04/01/2048	10,000	10,770

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	$1,125	$1,086

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2024
5.000% due 12/01/2054	6,750	7,251

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	7,000	7,058

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 06/01/2053	5,000	5,270
5.000% due 12/01/2053	11,700	12,505

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2024
5.000% due 05/01/2054	12,000	12,863

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	3,000	3,003

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	850	887
5.000% due 01/01/2038	1,500	1,553
5.000% due 01/01/2049	7,000	7,113

Municipal Electric Authority of Georgia Revenue Bonds, Series 2020
5.000% due 01/01/2045	2,000	2,106

Municipal Electric Authority of Georgia Revenue Bonds, Series 2021
4.000% due 01/01/2046	345	328

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
4.500% due 07/01/2063	5,000	4,939

Municipal Electric Authority of Georgia Revenue Bonds, Series 2023
5.500% due 07/01/2064	4,500	4,776

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2030	165	177

		92,516

ILLINOIS 4.9%

Chicago Board of Education, Illinois General Obligation Bonds, (BAM Insured), Series 2022
4.000% due 12/01/2036	2,000	1,994

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2029	3,000	3,000

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2024
5.000% due 01/01/2037	3,500	3,872

Chicago O’Hare International Airport, Illinois Revenue Bonds, (BAM Insured), Series 2023
5.250% due 01/01/2042	1,470	1,609

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2042	2,500	2,550

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 07/01/2038	1,000	1,024
5.000% due 01/01/2039	2,000	2,087

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.000% due 01/01/2055	5,000	5,199
5.250% due 01/01/2053	5,000	5,253

Chicago Transit Authority Sales Tax Receipts Fund, Illinois Revenue Bonds, Series 2014
5.000% due 12/01/2044	7,500	7,508

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	4,500	4,720

Chicago, Illinois General Obligation Bonds, Series 2019
5.500% due 01/01/2035	1,610	1,746

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DeKalb County, Illinois Community Unit School District No 428, DeKalb General Obligation Debt Certificates Bonds, Series 2023
5.000% due 01/01/2041	$1,530	$1,645

Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	3,290	3,323
5.000% due 02/15/2029	4,500	4,693

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2035 ^(b)	2,800	2,527
5.000% due 11/01/2049 ^(b)	2,500	1,889

Illinois Finance Authority Revenue Bonds, Series 2020
4.000% due 08/15/2041	5,000	4,936

Illinois Finance Authority Revenue Bonds, Series 2021
4.000% due 05/01/2045	3,830	3,403

Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2034	3,500	3,503

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	890	915
5.000% due 10/01/2033	1,610	1,724

Illinois State General Obligation Bonds, Series 2020
4.000% due 10/01/2034	1,350	1,382
4.000% due 10/01/2035	8,000	8,143

Illinois State General Obligation Notes, Series 2016
5.000% due 02/01/2026	3,790	3,899

Illinois State General Obligation Notes, Series 2017
5.000% due 12/01/2026	5,000	5,222

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	3,000	3,285

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,685	3,690

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2033	1,000	942

Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2040	4,280	4,350

Illinois State Toll Highway Authority Revenue Bonds, Series 2020
5.000% due 01/01/2045	2,340	2,510

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 12/15/2037 (c)	4,500	2,654

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2020
4.000% due 06/15/2050	15,480	14,220

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2028	2,250	2,329

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
4.000% due 01/01/2048	2,500	2,331
5.000% due 01/01/2037	1,150	1,209

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2030	2,250	2,507

		127,793

INDIANA 1.8%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	11,835	11,841

Indiana Finance Authority Revenue Bonds, Series 2010
2.500% due 11/01/2030	2,240	2,020

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	4,385	4,080

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	5,595	3,909

Indiana Finance Authority Revenue Bonds, Series 2023
5.000% due 02/01/2036	2,200	2,589

Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Bonds, Series 2023
5.500% due 03/01/2038	2,150	2,360
6.000% due 03/01/2053	5,000	5,421

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mount Vernon, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	$2,000	$2,022

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000	988

Warrick County, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	2,000	2,022

Whiting, Indiana Revenue Bonds, Series 2016
4.400% due 03/01/2046	10,500	10,666

		47,918

IOWA 0.7%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
4.750% due 08/15/2032	5,625	5,625

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
6.213% due 08/15/2029	3,925	3,925

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	7,000	7,313
5.000% due 12/01/2050	1,700	1,801

		18,664

KANSAS 0.0%

Kansas Development Finance Authority Revenue Bonds, Series 2021
5.000% due 11/15/2054	960	1,043

KENTUCKY 0.5%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
5.000% due 07/01/2050	1,670	1,301

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2035	1,000	1,019

Trimble County, Kentucky Revenue Bonds, Series 2023
4.700% due 06/01/2054	7,000	7,065

Warren County, Kentucky Revenue Bonds, Series 2024
5.250% due 04/01/2049	2,500	2,745

		12,130

LOUISIANA 0.4%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2023
4.000% due 12/01/2046	4,500	4,496

Louisiana Public Facilities Authority Revenue Bonds, Series 2023
5.000% due 07/01/2041	1,500	1,666

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	370	368
2.375% due 06/01/2037	4,015	3,847

		10,377

MAINE 0.3%

Maine Finance Authority Revenue Bonds, (AGM Insured), Series 2023
3.750% due 12/01/2033	1,560	1,517
4.000% due 12/01/2034	1,580	1,556
4.000% due 12/01/2035	1,395	1,373
4.000% due 12/01/2036	1,460	1,409
4.250% due 12/01/2037	1,440	1,399

Maine Finance Authority Revenue Notes, (AGM Insured), Series 2023
5.000% due 12/01/2032	1,670	1,794

		9,048

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MARYLAND 0.4%

Maryland Department of Transportation State Revenue Bonds, Series 2021
5.000% due 08/01/2036	$1,000	$1,093

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
3.052% due 07/01/2040	4,500	3,381

Maryland State General Obligation Bonds, Series 2022
5.000% due 06/01/2035	5,000	5,850

		10,324

MASSACHUSETTS 1.8%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	2,000	2,013

Commonwealth of Massachusetts General Obligation Bonds, Series 2022
5.000% due 10/01/2052	5,000	5,354
5.250% due 10/01/2047	9,000	10,009

Commonwealth of Massachusetts General Obligation Bonds, Series 2023
5.000% due 10/01/2051	5,000	5,397
5.000% due 10/01/2053	16,000	17,206

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	2,500	2,515

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
4.240% (MUNIPSA) due 07/01/2049 ~	1,000	997

Massachusetts Development Finance Agency Revenue Bonds, Series 2024
4.000% due 03/01/2054	1,500	1,450

Massachusetts Port Authority Revenue Bonds, Series 2022
5.000% due 07/01/2035	1,350	1,509
5.000% due 07/01/2036	1,290	1,427

		47,877

MICHIGAN 2.3%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	3,650	3,920

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	12,700	10,073

Detroit, Michigan General Obligation Notes, Series 2023
5.250% due 05/01/2033	800	891

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
4.346% (TSFR3M) due 07/01/2032 ~	3,750	3,587

Ferris State University, Michigan Revenue Bonds, Series 2016
5.000% due 10/01/2041	1,420	1,442

Great Lakes Water Authority Water Supply System, Michigan Revenue Bonds, Series 2023
5.250% due 07/01/2053	3,000	3,339

Michigan Finance Authority Revenue Bonds, Series 2019
5.000% due 12/01/2048	1,500	1,549

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (c)	26,500	3,004
5.000% due 06/01/2040	2,500	2,625

Michigan Finance Authority Revenue Bonds, Series 2024
4.375% due 02/28/2054 (a)	3,225	3,177

Michigan State Building Authority Revenue Bonds, Series 2023
4.000% due 10/15/2047	2,185	2,127

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	57

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan Trunk Line State Revenue Bonds, Series 2021
4.000% due 11/15/2046	$5,320	$5,266

Michigan Trunk Line State Revenue Bonds, Series 2023
5.000% due 11/15/2046	12,000	13,312

Wayne County, Michigan Airport Authority Revenue Bonds, (AGM Insured), Series 2023
5.250% due 12/01/2035	1,625	1,871
5.250% due 12/01/2036	1,710	1,951

Wayne County, Michigan Airport Authority Revenue Notes, (AGM Insured), Series 2023
5.000% due 12/01/2029	1,265	1,381
5.000% due 12/01/2032	1,405	1,583

		61,098

MINNESOTA 0.5%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2022
5.000% due 01/01/2035	1,350	1,502

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2022
5.000% due 01/01/2032	1,075	1,199

Minnesota Agricultural & Economic Development Board Revenue Bonds, Series 2024
5.250% due 01/01/2047	8,500	9,409

		12,110

MISSOURI 0.3%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 10/01/2033	2,440	2,501
4.000% due 02/15/2049	1,000	962

Missouri Development Finance Board Revenue Bonds, Series 2022
5.750% due 05/01/2052	3,000	3,289

		6,752

MULTI-STATE 1.8%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
4.141% due 01/25/2040	9,927	9,590

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
3.959% due 12/25/2036	16,425	15,953
4.548% due 08/25/2040	19,271	19,180

Freddie Mac Multifamily Variable Rate Certificate, Revenue Bonds, Series 2022
2.875% due 07/25/2036 (e)	1,934	1,723

		46,446

NEBRASKA 0.0%

Douglas County, Nebraska Hospital Authority No 2, Revenue Bonds, Series 2020
4.000% due 11/15/2050	1,000	935

NEVADA 0.5%

Nevada Department of Business & Industry State Revenue Bonds, Series 2020
8.125% due 01/01/2050	10,000	10,210

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2048	1,000	950

Washoe County, Nevada Revenue Bonds, Series 2016
4.125% due 03/01/2036	2,500	2,540

		13,700

NEW HAMPSHIRE 0.5%

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
3.875% due 01/20/2038	9,926	9,259

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
3.787% due 09/20/2034	$3,936	$3,705

		12,964

NEW JERSEY 1.9%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2037	1,000	1,031

Cherry Hill Township School District, New Jersey General Obligation Bonds, Series 2022
4.000% due 08/01/2040	3,750	3,818

New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2031	370	375

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2041	1,000	1,007

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	3,000	3,012

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2032 (c)	4,550	3,416

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2038	2,000	2,048
4.000% due 06/15/2050	1,000	957

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2023
5.000% due 06/15/2038	5,000	5,678

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2018
5.000% due 12/15/2028	2,155	2,348

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2019
5.000% due 12/15/2028	1,100	1,199

New Jersey Turnpike Authority Revenue Bonds, Series 2024
4.125% due 01/01/2054 (a)	5,000	4,893
5.250% due 01/01/2049 (a)	3,200	3,556
5.250% due 01/01/2054 (a)	5,000	5,516

South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2039	2,800	2,810

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	4,260	4,576
5.000% due 06/01/2046	3,700	3,764

		50,004

NEW MEXICO 0.3%

Farmington, New Mexico Revenue Bonds, Series 2005
1.800% due 04/01/2029	8,000	7,090

NEW YORK 13.2%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2038	3,750	4,119

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	3,255	2,983

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2024
4.618% due 08/25/2041 ~	12,600	12,873

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047	1,750	1,570

Monroe County Industrial Development Corp, New York Revenue Bonds, Series 2023
5.000% due 07/01/2053	5,000	5,393

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monroe County, New York Industrial Development Agency Revenue Bonds, (FNMA Insured),Series 2023
4.720% due 01/01/2044	$3,600	$3,652

New York City Housing Development Corp., New York Revenue Bonds, Series 2017
3.750% due 11/01/2052	2,000	1,748

New York City Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
3.971% due 03/01/2026	2,000	1,988

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2021
4.000% due 07/15/2036	5,000	5,234

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2039	8,000	8,102
4.450% due 11/01/2044	20,000	20,000

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2020
4.000% due 05/01/2045	6,375	6,263

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
4.450% due 06/15/2050	17,750	17,750

New York City, New York General Obligation Bonds, Series 2012
4.450% due 04/01/2042	5,000	5,000

New York City, New York General Obligation Bonds, Series 2018
4.450% due 12/01/2047	15,000	15,000

New York City, New York General Obligation Bonds, Series 2024
5.250% due 04/01/2054 (a)	5,750	6,313

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2022
5.250% due 06/15/2052	1,250	1,372

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2023
5.250% due 06/15/2047	5,000	5,566
5.250% due 06/15/2048	5,425	6,061
5.250% due 06/15/2053	7,100	7,846

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2020
4.000% due 05/01/2045	8,250	8,116

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.000% due 02/01/2040	5,000	5,589

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2023
5.000% due 05/01/2038	2,400	2,769
5.250% due 05/01/2048	4,000	4,458
5.250% due 05/01/2050	2,000	2,217

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2024
5.250% due 02/01/2053	2,000	2,209

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	7,000	7,003
5.375% due 11/15/2040	8,005	8,032

New York Power Authority Revenue Bonds, (AGM Insured), Series 2023
5.000% due 11/15/2048	7,500	8,294

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2045	6,600	6,480

New York State Dormitory Authority Northwell Health Obligated Group Revenue Bonds, Series 2022
4.000% due 05/01/2041	5,350	5,262

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	2,895	3,065

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	1,000	1,063
4.000% due 02/15/2047	3,710	3,616
5.000% due 07/01/2050	3,500	3,717

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 03/15/2039	$2,000	$2,050

New York State Dormitory Authority Revenue Bonds, Series 2024
5.250% due 03/15/2052	8,000	8,815

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (e)	2,600	2,464

New York State Thruway Authority Revenue Bonds, Series 2022
5.000% due 03/15/2053	5,000	5,368

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2039	2,875	3,077

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2038	7,300	7,503
5.000% due 03/15/2044	2,500	2,693

New York State Urban Development Corp. Revenue Bonds, Series 2023
4.000% due 03/15/2051	8,550	8,160
5.000% due 03/15/2043	10,000	11,244

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2023
5.125% due 06/30/2060	8,550	8,948
5.500% due 06/30/2043	2,250	2,482

New York Transportation Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	5,900	5,820

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	2,000	2,075

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2033	1,000	1,100
5.000% due 12/01/2034	450	488
5.000% due 12/01/2035	400	432

New York Transportation Development Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2033	8,000	8,865

New York Transportation Development Corp. Revenue Bonds, Series 2023
6.000% due 04/01/2035	15,000	17,040
6.000% due 06/30/2054	8,000	8,871

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	8,495	8,538
5.000% due 12/01/2030	400	435

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	1,195	1,194

Port Authority of New York & New Jersey Revenue Bonds, Series 2023
5.000% due 07/15/2037	5,000	5,545
5.000% due 12/01/2038	1,400	1,540

Syracuse Industrial Development Agency, New York Revenue Bonds, (SGI Insured), Series 2007
5.693% due 01/01/2028	3,295	2,985

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
5.250% due 05/15/2062	3,750	4,072

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	1,750	1,623

		344,150

NORTH CAROLINA 1.0%

North Carolina Medical Care Commission Revenue Bonds, Series 2004
3.600% due 11/01/2034	25,580	25,580

North Carolina Statue University Revenue Bonds, Series 2020
2.304% due 10/01/2035	1,840	1,439

		27,019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH DAKOTA 0.1%

Grand Forks, North Dakota Revenue Bonds, (AGM Insured), Series 2023
5.000% due 12/01/2053	$2,250	$2,354

OHIO 2.0%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	88,000	9,189
4.000% due 06/01/2048	7,570	7,037
5.000% due 06/01/2036	2,000	2,165

Cuyahoga County, Ohio Revenue Bonds, Series 2017
5.000% due 02/15/2057	3,300	3,300

Geisinger Authority, Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2047	7,500	7,169

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	4,085	4,010

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	4,715	4,166

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	14,275	13,105

Ohio State Revenue Bonds, Series 2020
4.000% due 11/15/2036	1,000	971

		51,112

OKLAHOMA 0.6%

Oklahoma Development Finance Authority Revenue Bonds, Series 2018
5.500% due 08/15/2052	2,605	2,687
5.500% due 08/15/2057	2,000	2,059

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2036	1,750	1,655

Oklahoma Development Finance Authority Revenue Notes, Series 2019
5.000% due 08/01/2028	715	734
5.000% due 08/01/2029	755	781

Oklahoma Turnpike Authority Revenue Bonds, Series 2023
5.500% due 01/01/2053	6,300	6,973

		14,889

OREGON 0.7%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2017
5.000% due 11/15/2052	1,500	1,398

Crook County, Oregon General Obligation Bonds, Series 2022
0.000% due 12/01/2046 (d)	2,000	1,803

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2039	1,000	996

Multnomah County School District 40, Oregon General Obligation Bonds, Series 2023
0.000% due 06/15/2036 (c)	1,500	928

Port of Portland, Oregon Airport Revenue Bonds, Series 2022
4.000% due 07/01/2047	4,290	4,090

Washington & Multnomah Counties School District No 48J Beaverton, Oregon General Obligation Bonds, Series 2022
5.000% due 06/15/2052	7,500	8,044

		17,259

PENNSYLVANIA 3.2%

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	455	511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chester County Health & Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 10/01/2052	$2,500	$2,559

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2039	7,500	7,545

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	7,000	6,545

Lancaster County Hospital Authority, Pennsylvania Revenue Bonds, Series 2021
5.000% due 11/01/2046	6,205	6,444

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
4.740% (MUNIPSA) due 08/15/2038 ~(e)	3,145	3,110

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	2,250	2,040

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
4.040% (MUNIPSA) due 06/01/2041 ~	6,000	5,991

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
4.000% due 02/15/2041	3,575	3,559
5.250% due 06/30/2053	4,560	4,856
5.500% due 06/30/2037	1,850	2,099
5.500% due 06/30/2038	2,000	2,258
5.500% due 06/30/2039	5,500	6,192
6.000% due 06/30/2061	7,000	7,875

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
4.000% due 01/01/2027	1,525	1,513
4.000% due 01/01/2030	800	796
4.000% due 01/01/2031	800	796

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2021
4.000% due 07/01/2026	1,500	1,497

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2022
5.000% due 12/31/2032	2,500	2,809

Pennsylvania Turnpike Commission Oil Franchise Tax Revenue Bonds, Series 2021
4.000% due 12/01/2051	2,500	2,386

Pennsylvania Turnpike Commission Revenue Bonds, (AGM Insured), Series 2019
4.000% due 12/01/2049	2,500	2,451

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
4.000% due 12/01/2043	2,000	1,993

Pennsylvania Turnpike Commission Revenue Bonds, Series 2022
5.250% due 12/01/2047	1,275	1,411

Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, (AGM Insured), Series 2023
5.000% due 09/01/2042	3,000	3,338

Southeastern Pennsylvania Transportation Authority Revenue Bonds, Series 2022
5.250% due 06/01/2042	1,000	1,126

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2020
5.000% due 07/01/2028	1,400	1,451
5.000% due 07/01/2030	700	734

		83,885

PUERTO RICO 4.5%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	21,430	12,413
0.000% due 11/01/2051	38,800	20,503

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (c)	3,750	2,466
4.000% due 07/01/2041	9,000	8,495

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	59

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
5.625% due 07/01/2027	$1,725	$1,836

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	10,565	10,142

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
4.266% (TSFR3M) due 07/01/2029 ~	7,985	7,548

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	10,000	3,205
0.000% due 07/01/2051 (c)	71,212	16,694
4.500% due 07/01/2034	2,456	2,470
4.750% due 07/01/2053	11,570	11,569
5.000% due 07/01/2058	9,000	9,037

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	10,167	10,268

		116,646

RHODE ISLAND 1.1%

Rhode Island Health and Educational Building Corp. Revenue Bonds, Series 2024
5.000% due 05/15/2038	1,000	1,095
5.000% due 05/15/2042	1,000	1,070

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	5,000	5,081
5.000% due 06/01/2040	6,770	6,840
5.000% due 06/01/2050	13,800	13,863

		27,949

SOUTH CAROLINA 0.3%

Columbia, South Carolina Waterworks & Sewer System Revenue Bonds, Series 2022
4.250% due 02/01/2042	650	676
4.250% due 02/01/2043	675	699

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2023
5.250% due 02/01/2054	5,500	5,963

		7,338

TENNESSEE 1.7%

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Notes, Series 2017
4.750% due 07/01/2027	240	208

Metropolitan Government of Nashville & Davidson County Sports Auth, Tennessee Revenue Bonds, Series 2023
5.000% due 07/01/2048	2,000	2,156
5.000% due 07/01/2056	2,630	2,802

Metropolitan Government of Nashville & Davidson County, Tennessee General Obligation Bonds, Series 2022
4.000% due 01/01/2042	5,000	5,052

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	1,000	718

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2023
4.875% due 10/01/2038	6,800	7,102

Metropolitan Nashville Airport Authority, Tennessee Revenue Notes, Series 2022
5.250% due 07/01/2032	1,205	1,373

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	8,250	8,293

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	9,065	9,073

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tennergy Corp., Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	$6,000	$6,415

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	1,685	1,781

		44,973

TEXAS 6.7%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
5.250% due 12/01/2045	6,000	5,997
7.500% due 12/01/2045	1,000	673

Anna Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
4.125% due 02/15/2053	1,750	1,701

Austin, Texas Electric Utility Revenue Bonds, Series 2023
5.000% due 11/15/2048	5,800	6,350

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	2,000	1,879

Central Texas Regional Mobility Authority Revenue Bonds, Series 2020
3.593% due 01/01/2042	3,000	2,446

Central Texas Regional Mobility Authority Revenue Bonds, Series 2021
4.000% due 01/01/2040	800	803

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (c)	10,000	5,462
5.000% due 08/15/2042	1,000	1,002

City of Corpus Christi, Texas Utility System Revenue Bonds, Series 2022
5.000% due 07/15/2052	5,000	5,329

Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2043	2,500	2,491

Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2021
4.000% due 12/01/2051	3,180	3,050

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2021
4.000% due 11/01/2045	8,855	8,616

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
5.000% due 11/01/2039	6,000	6,775

Denton Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 08/15/2048	5,000	5,480

Forney Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
5.000% due 08/15/2038	5,000	5,587

Fort Worth, Texas Water & Wastewater System Revenue Bonds, Series 2023
4.250% due 02/15/2053	2,000	1,979

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2020
4.000% due 10/01/2049	2,580	2,473

Houston, Texas Airport System Revenue Bonds,(AGM Insured), Series 2023
5.000% due 07/01/2037	2,000	2,218

Houston, Texas Combined Utility System Revenue Bonds, Series 2019
4.000% due 11/15/2044	1,500	1,493

Love Field Airport Modernization Corp., Texas Revenue Bonds, Series 2017
5.000% due 11/01/2029	1,250	1,288

Matagorda County, Texas Navigation District No 1, Revenue Bonds, Series 2008
4.000% due 06/01/2030	2,500	2,500

Midland Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2024
5.000% due 02/15/2050 (a)	3,250	3,377

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mission Economic Development Corp., Texas Revenue Bonds, Series 2020
4.100% due 07/01/2040	$6,500	$6,495

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
5.000% due 01/01/2047	2,000	1,801

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	100

San Antonio Municipal Facilities Corp., Texas Revenue Bonds, Series 2021
4.000% due 08/01/2048	5,000	4,841

San Jacinto College District, Texas General Obligation Bonds, Series 2019
5.000% due 02/15/2044	1,010	1,060

Southwest Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
4.000% due 02/01/2053	10,000	9,567

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 11/15/2051	5,000	5,231
5.000% due 11/15/2052	2,800	3,085

Texas Department of Housing & Community Affairs Revenue Bonds, (GNMA Insured), Series 2023
5.500% due 07/01/2053	2,980	3,177

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.196% (TSFR3M) due 12/15/2026 ~	4,000	3,969

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2023
5.500% due 01/01/2054	7,600	8,229

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 06/30/2058	7,970	8,072

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2020
4.000% due 12/31/2037	1,875	1,915

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	4,500	4,542

Texas Water Development Board Revenue Bonds, Series 2022
4.800% due 10/15/2052	7,200	7,611

Texas Water Development Board Revenue Bonds, Series 2023
4.875% due 10/15/2048	19,825	21,363
5.000% due 10/15/2058	4,000	4,325

Travis County, Texas Housing Finance Corp. Revenue Bonds, Series 2022
4.125% due 06/01/2045	2,000	2,005

		176,357

UTAH 0.8%

City of Salt Lake, Utah Airport Revenue Bonds, Series 2017
5.000% due 07/01/2042	3,000	3,071

City of Salt Lake, Utah Airport Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,750	1,789

City of Salt Lake, Utah Revenue Bonds, Series 2023
5.250% due 07/01/2043	2,500	2,734

Utah Transit Authority Revenue Bonds, Series 2023
5.000% due 12/15/2041	11,000	12,456

		20,050

VIRGINIA 1.2%

Carilion Clinic Obligated Group, Virginia Revenue Bonds, Series 2020
4.000% due 07/01/2051	10,725	10,238

Isle of Wight County Economic Development Authority, Virginia Revenue Bonds, (AGM Insured), Series 2023
5.250% due 07/01/2043	3,500	3,904

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lynchburg Economic Development Authority, Virginia Revenue Bonds, Series 2021
4.000% due 01/01/2038	$1,100	$1,115
4.000% due 01/01/2055	2,500	2,321

Virginia Housing Development Authority Revenue Bonds, (FHA Insured), Series 2023
5.150% due 10/01/2053	2,345	2,446

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
5.500% due 07/01/2044	7,375	6,752
5.500% due 07/01/2049	2,500	2,239

Virginia Small Business Financing Authority Revenue Bonds, Series 2020
4.000% due 12/01/2049	3,250	3,092

		32,107

WASHINGTON 1.1%

Grant County, Washington Public Utility District No 2, Revenue Bonds, Series 2023
5.000% due 01/01/2043	1,100	1,218

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
5.000% due 01/01/2047	2,000	2,100

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,000	962

Washington State General Obligation Bonds, Series 2023
5.000% due 08/01/2048	10,000	11,007

Washington State General Obligation Bonds, Series 2024
5.000% due 02/01/2043	4,500	5,055

Washington State Housing Finance Commission Revenue Bonds, Series 2023
3.375% due 04/20/2037	9,974	8,996

		29,338

WEST VIRGINIA 0.3%

West Virginia Hospital Finance Authority Revenue Bonds, Series 2023
6.000% due 09/01/2048	6,300	7,220

WISCONSIN 1.3%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
6.750% due 08/01/2031	11,000	8,030

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
4.500% due 01/01/2035	$2,440	$2,335
5.250% due 03/01/2045	1,825	1,657

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 09/30/2051	1,040	875
4.000% due 03/31/2056	4,690	3,844
4.500% due 06/01/2056	2,500	2,070
5.000% due 01/01/2056	1,150	940

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
2.625% due 11/01/2025	1,500	1,468

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2037 (c)	3,200	1,825
0.000% due 12/15/2039 (c)	3,250	1,663
0.000% due 12/15/2050 (c)	15,000	4,223
0.000% due 12/15/2060 (c)	2,500	416

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2047	3,500	3,345

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 10/15/2036	2,375	2,431

		35,122

Total Municipal Bonds & Notes (Cost $2,050,686)		2,114,534

U.S. GOVERNMENT AGENCIES 3.8%

Freddie Mac
2.896% due 04/25/2043 ~	8,676	7,155
3.600% due 06/01/2043	5,600	5,000
3.660% due 01/01/2039	3,431	3,211
3.720% due 01/01/2041	8,342	7,852
3.790% due 07/01/2040	3,964	3,725
3.800% due 01/01/2040	10,000	9,564
3.850% due 07/01/2039	5,456	5,129
4.250% due 08/01/2038	7,259	7,194
4.300% due 10/01/2038	10,173	10,129
4.370% due 03/01/2040	3,866	3,849
4.400% due 11/01/2040	4,846	4,856
4.900% due 02/01/2040	4,103	4,313
5.210% due 08/01/2040	12,067	13,155
5.360% due 06/01/2039	7,481	8,263
5.920% due 07/15/2040 •	6,992	6,969

Total U.S. Government Agencies (Cost $96,249)		100,364

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Multifamily Tax-Exempt Mortgage-backed Securities
4.800% due 07/01/2045	$4,200	$4,216

Total Non-Agency Mortgage-Backed Securities (Cost $4,200)		4,216

SHORT-TERM INSTRUMENTS 9.2%

REPURCHASE AGREEMENTS (f) 9.2%
		239,258

MUNICIPAL BONDS & NOTES 0.0%

Detroit, Michigan General Obligation Notes, Series 2023
5.250% due 05/01/2024	1,000	1,000

Total Municipal Bonds & Notes (Cost $1,001)		1,000

Total Short-Term Instruments (Cost $240,259)		240,258

Total Investments in Securities (Cost $2,406,749)		2,475,185

	SHARES
INVESTMENTS IN AFFILIATES 10.1%

SHORT-TERM INSTRUMENTS 10.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.1%

PIMCO Short-Term Floating NAV Portfolio III	27,221,793	264,786

Total Short-Term Instruments (Cost $264,768)		264,786

Total Investments in Affiliates (Cost $264,768)		264,786

Total Investments 104.8% (Cost $2,671,517)		$2,739,971

Other Assets and Liabilities, net (4.8)%		(126,090)

Net Assets 100.0%		$2,613,881

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	61

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

(e) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Housing Finance Revenue Bonds, Series 2024	5.870%	04/01/2029	03/27/2024	$15,000	$15,008	0.57%
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000	09/01/2050	11/22/2022	829	888	0.03
Freddie Mac Multifamily Variable Rate Certificate, Revenue Bonds, Series 2022	2.875	07/25/2036	11/17/2022	1,694	1,723	0.07
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	4.740	08/15/2038	09/14/2021	3,204	3,110	0.12
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200	11/01/2054	12/12/2023	2,408	2,464	0.09

				$23,135	$23,193	0.88%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.380%	03/28/2024	04/01/2024	$108,700	U.S. Treasury Notes 3.500% due 02/15/2033	$(110,854)	$108,700	$108,765
	5.400	04/01/2024	04/02/2024	106,800	U.S. Treasury Notes 2.875% due 04/30/2029	(109,022)	106,800	106,800
FICC	2.600	03/28/2024	04/01/2024	14,958	U.S. Treasury Notes 5.000% due 09/30/2025	(15,257)	14,958	14,963
SAL	5.430	03/28/2024	04/01/2024	8,800	U.S. Treasury Notes 0.750% due 04/30/2026	(8,999)	8,800	8,805

Total Repurchase Agreements						$(244,132)	$239,258	$239,333

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$215,565	$0	$0	$215,565	$(219,876)	$(4,311)
FICC	14,963	0	0	14,963	(15,257)	(294)
SAL	8,805	0	0	8,805	(8,999)	(194)

Total Borrowings and Other Financing Transactions	$239,333	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,228	$2,228

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$844	$844

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$0	$4,779	$4,779
Industrials	0	11,034	0	11,034
Municipal Bonds & Notes
Alabama	0	82,915	0	82,915
Alaska	0	8,049	0	8,049
Arizona	0	34,474	0	34,474
Arkansas	0	7,543	0	7,543
California	0	200,040	0	200,040
Colorado	0	55,599	0	55,599
Connecticut	0	16,763	0	16,763
Delaware	0	9,512	0	9,512
District of Columbia	0	8,991	0	8,991
Florida	0	64,091	0	64,091
Georgia	0	92,516	0	92,516
Illinois	0	127,793	0	127,793
Indiana	0	47,918	0	47,918
Iowa	0	18,664	0	18,664
Kansas	0	1,043	0	1,043
Kentucky	0	12,130	0	12,130
Louisiana	0	10,377	0	10,377
Maine	0	9,048	0	9,048
Maryland	0	10,324	0	10,324
Massachusetts	0	47,877	0	47,877
Michigan	0	61,098	0	61,098
Minnesota	0	12,110	0	12,110
Missouri	0	6,752	0	6,752
Multi-State	0	46,446	0	46,446
Nebraska	0	935	0	935
Nevada	0	13,700	0	13,700
New Hampshire	0	12,964	0	12,964
New Jersey	0	50,004	0	50,004
New Mexico	0	7,090	0	7,090

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
New York	$0	$344,150	$0	$344,150
North Carolina	0	27,019	0	27,019
North Dakota	0	2,354	0	2,354
Ohio	0	51,112	0	51,112
Oklahoma	0	14,889	0	14,889
Oregon	0	17,259	0	17,259
Pennsylvania	0	83,885	0	83,885
Puerto Rico	0	116,646	0	116,646
Rhode Island	0	27,949	0	27,949
South Carolina	0	7,338	0	7,338
Tennessee	0	44,973	0	44,973
Texas	0	176,357	0	176,357
Utah	0	20,050	0	20,050
Virginia	0	32,107	0	32,107
Washington	0	29,338	0	29,338
West Virginia	0	7,220	0	7,220
Wisconsin	0	35,122	0	35,122
U.S. Government Agencies	0	100,364	0	100,364
Non-Agency Mortgage-Backed Securities	0	4,216	0	4,216
Short-Term Instruments
Repurchase Agreements	0	239,258	0	239,258
Municipal Bonds & Notes	0	1,000	0	1,000

	$0	$2,470,406	$4,779	$2,475,185

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$264,786	$0	$0	$264,786

Total Investments	$264,786	$2,470,406	$4,779	$2,739,971

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	63

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.6%

MUNICIPAL BONDS & NOTES 83.4%

ALABAMA 2.6%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051	$2,000	$2,017

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2023
5.500% due 06/01/2049	1,440	1,535
5.500% due 10/01/2054	2,400	2,629

Energy Southeast A Cooperative District, Alabama Revenue Bonds, Series 2023
5.750% due 04/01/2054	800	886

Southeast Alabama Gas Supply District Revenue Bonds, Series 2024
5.000% due 06/01/2049	1,900	2,039

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2022
5.500% due 01/01/2053	2,500	2,670

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2023
5.000% due 01/01/2054	3,050	3,228

West Jefferson Industrial Development Board, Alabama Revenue Bonds, Series 1998
3.650% due 06/01/2028	1,800	1,779

		16,783

ARIZONA 1.6%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2007
4.100% due 12/01/2037	1,000	1,006

Coconino County, Arizona Pollution Control Corp. Revenue Bonds, Series 2017
4.125% due 09/01/2032	2,500	2,488

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2018
5.000% due 07/01/2029	300	311
5.000% due 07/01/2030	350	363

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2023
5.000% due 01/01/2053	1,000	1,064

Maricopa County, Arizona Industrial Development Authority Revenue Notes, Series 2022
5.000% due 01/01/2031	2,505	2,789

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2039	2,500	2,474

		10,495

ARKANSAS 0.2%

Arkansas Development Finance Authority Revenue Bonds, Series 2019
4.500% due 09/01/2049	1,000	991

CALIFORNIA 7.3%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
4.090% (MUNIPSA) due 04/01/2056 ~	1,000	989

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 02/01/2054	2,400	2,570

California Community Choice Financing Authority Revenue Bonds, Series 2024
5.000% due 05/01/2054	1,100	1,185

California Housing Finance Revenue Bonds, Series 2024
5.870% due 04/01/2029 (c)	3,500	3,502

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
3.950% due 01/01/2050	7,500	7,481

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Bonds, Series 2023
4.375% due 09/01/2053	$1,250	$1,309

California Municipal Finance Authority Revenue Bonds, Series 2024
6.000% due 01/01/2039	4,000	4,177

California State University Revenue Bonds, Series 2016
0.550% due 11/01/2049	1,625	1,464

California Statewide Communities Development Authority Revenue Bonds, Series 2006
4.500% due 11/01/2033	1,700	1,859

Folsom Cordova Unified School District, California General Obligation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2044	2,630	2,580

Fremont Unified School District/Alameda County, California General Obligation Notes, Series 2021
1.313% due 08/01/2028	4,000	3,517

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.850% due 06/01/2050	2,225	2,086

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	795	753

Long Beach, California Harbor Revenue Bonds, Series 2015
5.000% due 05/15/2030	3,120	3,168

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2037	3,520	3,691

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2023
5.000% due 07/01/2039	3,500	3,853

San Diego County, California Regional Airport Authority Revenue Notes, Series 2023
5.000% due 07/01/2033	1,000	1,139

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2034	1,250	1,370

		46,693

COLORADO 2.1%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,385	1,290

Colorado Health Facilities Authority Revenue Bonds, Series 2022
5.250% due 11/01/2034	1,000	1,155
5.250% due 11/01/2036	1,000	1,141

Colorado Health Facilities Authority Revenue Bonds, Series 2024
5.000% due 12/01/2034	3,000	3,526

Denver Convention Center Hotel Authority, Colorado Revenue Bonds, Series 2016
5.000% due 12/01/2027	1,000	1,025

Denver, Colorado Airport System City & County Revenue Bonds, Series 2018
5.000% due 12/01/2032	2,000	2,134

Denver, Colorado Airport System City & County Revenue Notes, Series 2023
5.000% due 11/15/2030	1,500	1,651

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 01/15/2031	1,140	1,261

		13,183

CONNECTICUT 0.3%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2027	1,000	1,059

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	1,000	1,092

		2,151

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 0.5%

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Notes, Series 2021
5.000% due 10/01/2029	$3,000	$3,271

FLORIDA 4.0%

Babcock Ranch Community Independent Special District, Florida Special Assessment Notes, Series 2021
2.875% due 05/01/2031	1,000	903

Capital Trust Authority, Florida Revenue Bonds, Series 2023
6.000% due 06/15/2043	1,350	1,401

Escambia County, Florida Revenue Bonds, Series 2019
2.000% due 11/01/2033	775	767

Florida Development Finance Corp. Revenue Notes, Series 2023
5.000% due 09/01/2026	1,450	1,497

Florida Municipal Power Agency Revenue Bonds, Series 2015
5.000% due 10/01/2027	500	510

Florida’s Turnpike Enterprise Revenue Bonds, Series 2018
4.000% due 07/01/2048	2,500	2,436

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2040	1,000	1,008

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2022
5.000% due 10/01/2034	2,400	2,667

Jacksonville Housing Authority, Florida Revenue Notes, Series 2024
5.000% due 02/01/2034	1,000	1,092

Miami World Center Community Development District, Florida Special Assessment Bonds, Series 2017
4.750% due 11/01/2027	1,500	1,529

Miami-Dade Seaport Department, Florida Revenue Bonds, Series 2023
5.000% due 10/01/2034	3,400	3,762
5.000% due 10/01/2036	1,300	1,423

Midtown Miami Community Development District, Florida Special Assessment Bonds, Series 2014
5.000% due 05/01/2029	745	745

Orlando Utilities Commission, Florida Revenue Bonds, Series 2021
1.250% due 10/01/2046	1,000	876

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2032 (b)	1,000	700

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2026 (b)	275	248

University of Florida Department of Housing & Residence Education Hsg Sys Rev, Florida Revenue Bonds, Series 2021
4.000% due 07/01/2035	2,000	2,073

Village Community Development District No. 15, Florida Special Assessment Bonds, Series 2023
4.850% due 05/01/2038	1,000	1,030
5.250% due 05/01/2054	1,000	1,038

		25,705

GEORGIA 4.1%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2019
4.000% due 07/01/2036	2,000	2,021

Atlanta, Georgia Airport Passenger Facility Charge Revenue Bonds, Series 2019
4.000% due 07/01/2035	4,000	4,067

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	1,000	987
4.125% due 11/01/2045	1,000	930

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cobb County, Georgia Kennestone Hospital Authority Revenue Bonds, Series 2023
5.000% due 04/01/2041	$3,125	$3,406

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	400	386

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2024
5.000% due 12/01/2054	2,900	3,115

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,500	1,506

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	250	252

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 12/01/2053	2,400	2,565

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2024
5.000% due 05/01/2054	2,800	3,001

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 01/01/2035	1,500	1,513

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2034	500	533

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
4.500% due 07/01/2063	1,000	988

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2025	425	429
5.000% due 01/01/2029	450	488

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2028	175	183

		26,370

GUAM 0.1%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2024	850	851

HAWAII 0.5%

City & County Honolulu, Hawaii Wastewater System Revenue Bonds, Series 2015
4.000% due 07/01/2034	3,000	3,001

IDAHO 0.1%

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	1,000	782

ILLINOIS 5.7%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2029	2,500	2,500

Chicago Midway International Airport, Illinois Revenue Notes, Series 2024
5.000% due 01/01/2028	2,550	2,683

Chicago O’Hare International Airport, Illinois Revenue Bonds, (BAM Insured), Series 2023
5.250% due 01/01/2041	1,945	2,137

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.000% due 01/01/2035	715	795

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2027	2,640	2,764
5.000% due 06/01/2028	1,875	1,997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Notes, Series 2019
5.000% due 01/01/2028	$145	$156

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2041	1,250	1,272

Illinois Finance Authority Revenue Bonds, Series 2020
4.500% due 08/15/2049	4,300	4,300
5.000% due 08/15/2033	1,750	1,954

Illinois Finance Authority Revenue Bonds, Series 2022
4.600% due 08/15/2057	1,000	1,000

Illinois State General Obligation Bonds, Series 2016
4.000% due 06/01/2033	750	754

Illinois State General Obligation Bonds, Series 2021
5.000% due 03/01/2035	2,470	2,733

Illinois State General Obligation Bonds, Series 2023
5.000% due 12/01/2043	4,700	5,073

Illinois State General Obligation Notes, Series 2022
5.000% due 03/01/2026	1,000	1,030

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	575	576

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	1,000	1,097

Sales Tax Securitization Corp., Illinois Revenue Bonds, (BAM Insured), Series 2020
5.000% due 01/01/2037	3,350	3,615

		36,436

INDIANA 2.5%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	1,000	1,000

Indiana Finance Authority Revenue Bonds, Series 2010
3.000% due 11/01/2030	3,000	2,791

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	1,000	930

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2031	750	811

Indiana Finance Authority Revenue Bonds, Series 2023
5.000% due 02/01/2037	1,225	1,428

Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Bonds, Series 2023
5.000% due 03/01/2033	1,100	1,195

Mount Vernon, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	2,500	2,528

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500	494

Warrick County, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	2,500	2,528

Whiting, Indiana Revenue Bonds, Series 2016
4.400% due 03/01/2046	2,000	2,032

		15,737

IOWA 0.4%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	900	940
5.000% due 12/01/2050	400	424

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2021
4.000% due 06/01/2038	1,000	1,016

		2,380

KENTUCKY 1.4%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,000	998

Kentucky State Property & Building Commission Revenue Bonds, Series 2022
5.000% due 06/01/2035	3,000	3,445
5.250% due 06/01/2039	1,250	1,418

Louisville/Jefferson County Metropolitan Government, Kentucky Revenue Bonds, Series 2023
5.000% due 10/01/2039	1,000	1,112

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trimble County, Kentucky Revenue Bonds, Series 2023
4.700% due 06/01/2054	$1,600	$1,615

		8,588

LOUISIANA 0.2%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2023
4.000% due 12/01/2046	1,100	1,099

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	310	308

		1,407

MARYLAND 0.3%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2035	450	443

Maryland State General Obligation Bonds, Series 2022
5.000% due 06/01/2037	1,510	1,740

		2,183

MASSACHUSETTS 0.4%

Commonwealth of Massachusetts General Obligation Bonds, Series 2022
5.000% due 10/01/2037	1,600	1,845

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	500	535

		2,380

MICHIGAN 4.9%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	1,265	1,358

Detroit, Michigan General Obligation Notes, Series 2023
5.250% due 05/01/2028	300	316
5.250% due 05/01/2029	500	535
5.250% due 05/01/2030	700	757
5.250% due 05/01/2031	600	656
5.250% due 05/01/2032	600	662

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
4.346% (TSFR3M) due 07/01/2032 ~	1,000	957

Detroit, Michigan Sewage Disposal System Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 07/01/2029	1,950	2,036

Great Lakes Water Authority Sewage Disposal System, Michigan Revenue Bonds, Series 2023
5.000% due 07/01/2038	3,500	4,067

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	500	508

Michigan Finance Authority Revenue Bonds, Series 2024
5.000% due 02/29/2032 (a)	1,205	1,348
5.000% due 08/31/2033 (a)	1,950	2,208
5.000% due 08/31/2035 (a)	1,190	1,342
5.000% due 02/28/2037 (a)	1,935	2,158

Michigan Trunk Line State Revenue Bonds, Series 2023
5.000% due 11/15/2038	1,000	1,152

Wayne County, Michigan Airport Authority Revenue Bonds, (AGM Insured), Series 2023
5.000% due 12/01/2034	1,640	1,863

Wayne County, Michigan Airport Authority Revenue Notes, (AGM Insured), Series 2023
5.000% due 12/01/2028	7,210	7,760
5.000% due 12/01/2032	1,470	1,657

		31,340

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	65

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 0.2%

Minneapolis, Minnesota Revenue Bonds, Series 2023
5.000% due 11/15/2052	$1,000	$1,071

MISSISSIPPI 0.1%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	750	744

MISSOURI 0.5%

Missouri Development Finance Board Revenue Notes, Series 2022
5.000% due 05/01/2031	1,190	1,342

St Louis School District, Missouri General Obligation Notes, (AGM Insured), (BAM Insured), Series 2022
4.000% due 04/01/2024	2,000	2,000

		3,342

MULTI-STATE 1.3%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
3.959% due 12/25/2036	4,181	4,061
4.548% due 08/25/2040	4,493	4,472

		8,533

NEVADA 0.7%

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	1,500	1,478

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (b)	2,000	265

Washoe County, Nevada Revenue Bonds, Series 2016
4.125% due 03/01/2036	2,500	2,540

		4,283

NEW HAMPSHIRE 0.4%

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
3.875% due 01/20/2038	2,482	2,315

NEW JERSEY 3.4%

New Jersey Economic Development Authority Revenue Notes, Series 2023
5.185% due 03/01/2030	1,000	1,014

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2008
0.000% due 12/15/2037 (b)	2,250	1,334

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2009
0.000% due 12/15/2034 (b)	1,500	1,041

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2037 (b)	1,560	925

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2023
5.000% due 06/15/2036	3,500	4,030
5.000% due 06/15/2037	4,000	4,574

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	750	791

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2016
5.000% due 01/01/2035	290	298

South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2039	1,000	1,004

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	4,500	4,833
5.000% due 06/01/2046	2,000	2,034

		21,878

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW MEXICO 0.7%

Farmington, New Mexico Revenue Bonds, Series 2005
1.800% due 04/01/2029	$3,000	$2,658

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.000% due 08/01/2039	1,700	1,693

		4,351

NEW YORK 11.0%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2024
4.618% due 08/25/2041 ~	3,000	3,065

Long Island Power Authority, New York Revenue Bonds, Series 2023
5.000% due 09/01/2040	1,665	1,908

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2015
4.450% due 11/15/2050	1,000	1,000

Monroe County, New York Industrial Development Agency Revenue Bonds, (FNMA Insured),Series 2023
4.720% due 01/01/2044	700	710

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,000	1,086

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.450% due 11/01/2044	4,000	4,000

New York City, New York General Obligation Bonds, Series 2023
5.000% due 08/01/2037	1,750	2,028

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2013
4.450% due 06/15/2048	8,000	8,000

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2021
5.000% due 06/15/2032	4,000	4,658

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.000% due 02/01/2040	1,000	1,118

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2023
5.000% due 05/01/2036	1,750	2,065

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	3,000	3,001
5.150% due 11/15/2034	2,500	2,510
5.375% due 11/15/2040	2,400	2,408

New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2030	2,000	2,042

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	5,620	5,623

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	1,500	1,595

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	978

New York State Environmental Facilities Corp. Revenue Bonds, Series 2020
5.125% due 09/01/2050	1,150	1,180

New York State Urban Development Corp. Revenue Bonds, Series 2023
5.000% due 03/15/2037	2,200	2,580

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2023
5.500% due 06/30/2042	2,000	2,214

New York Transportation Development Corp. Revenue Bonds, Series 2023
6.000% due 04/01/2035	2,500	2,840

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2027	2,000	2,061

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	$5,000	$5,026

Port Authority of New York & New Jersey Revenue Bonds, Series 2021
5.000% due 10/15/2032	1,720	1,912

Port Authority of New York & New Jersey Revenue Bonds, Series 2022
5.000% due 08/01/2039	1,500	1,628

Port Authority of New York & New Jersey Revenue Bonds, Series 2023
5.000% due 12/01/2036	1,500	1,679

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	750	774
5.000% due 06/01/2027	750	785

		70,474

NORTH CAROLINA 0.2%

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2025	1,000	1,000

NORTH DAKOTA 0.1%

Grand Forks, North Dakota Revenue Bonds, (AGM Insured), Series 2023
5.000% due 12/01/2035	300	339
5.000% due 12/01/2039	225	247

		586

OHIO 2.0%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2019
5.000% due 02/15/2031	320	348

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2034	1,000	1,091

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	1,000	1,002

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	2,785	2,815

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
3.375% due 08/01/2029	1,200	1,136

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	2,500	2,295

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2023
5.000% due 12/01/2038	3,250	3,735

Worthington City School District, Ohio General Obligation Notes, Series 2023
0.000% due 12/01/2030 (b)	700	560

		12,982

OREGON 2.0%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2038	5,195	5,616

Oregon State Facilities Authority Legacy Health Project Revenue Notes, Series 2022
5.000% due 06/01/2030	1,700	1,875

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2030	600	642

Port of Portland, Oregon Airport Revenue Bonds, Series 2023
5.000% due 07/01/2036	4,400	4,928

		13,061

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 3.2%

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2017
4.340% (MUNIPSA) due 11/15/2047 ~	$4,350	$4,317

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2039	1,250	1,258

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	500	507

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	1,000	1,056

Delaware Valley Regional Finance Authority, Pennsylvania Revenue Bonds, Series 2007
4.504% (TSFR3M) due 06/01/2037 ~	2,000	1,797

Lehigh County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2016
3.000% due 09/01/2029	1,000	965

Montgomery County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2023
4.100% due 06/01/2029	2,000	2,069

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
4.848% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	750

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2015
5.000% due 06/30/2028	850	865

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.500% due 06/30/2038	1,350	1,524

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2022
5.000% due 06/30/2032	2,770	3,096

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2016
5.000% due 10/01/2026	660	686

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2022
5.000% due 06/01/2029	1,000	1,110

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 07/01/2037	700	651

		20,651

PUERTO RICO 3.3%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2037	2,500	2,420

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
5.625% due 07/01/2027	2,928	3,116

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	2,291	2,199

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
4.266% (TSFR3M) due 07/01/2029 ~	345	326

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2031 (b)	1,682	1,272
4.500% due 07/01/2034	1,500	1,509
4.750% due 07/01/2053	2,500	2,500
5.000% due 07/01/2058	6,827	6,855

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	700	707

		20,904

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RHODE ISLAND 1.4%

Rhode Island Health and Educational Building Corp. Revenue Bonds, Series 2024
5.000% due 05/15/2034	$3,000	$3,406
5.000% due 05/15/2036	1,000	1,117

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	2,950	2,997
5.000% due 06/01/2040	1,205	1,217

		8,737

SOUTH CAROLINA 0.4%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2023
5.250% due 02/01/2054	1,400	1,518

South Carolina Jobs-Economic Development Authority Revenue Notes, Series 2023
4.000% due 04/01/2033	1,000	1,003

		2,521

SOUTH DAKOTA 0.1%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2027	535	550

TENNESSEE 2.2%

Metropolitan Government of Nashville & Davidson County Sports Auth, Tennessee Revenue Bonds, Series 2023
5.000% due 07/01/2037	715	813

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2023
4.875% due 10/01/2038	1,800	1,880

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,000	1,005

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	2,000	2,002

Tennergy Corp., Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	2,000	2,138

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,000	1,023

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	5,000	5,284

		14,145

TEXAS 5.9%

Austin, Texas Airport System Revenue Bonds, Series 2022
5.000% due 11/15/2037	2,000	2,199

Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 02/15/2038	3,000	3,444

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2023
5.000% due 10/01/2052	2,500	2,657

Hays Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 02/15/2037	1,100	1,252
5.000% due 02/15/2038	1,265	1,424
5.000% due 02/15/2039	3,000	3,363

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,000	1,088

Houston, Texas Airport System Revenue Notes, (AGM Insured), Series 2023
5.000% due 07/01/2026	500	516
5.000% due 07/01/2027	1,600	1,681

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lamar Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 02/15/2036	$2,545	$2,963

Love Field Airport Modernization Corp., Texas Revenue Bonds, (AGM Insured), Series 2021
5.000% due 11/01/2032	2,000	2,218

Lower Colorado River Authority, Texas Revenue Bonds, (AGM Insured), Series 2024
5.000% due 05/15/2039	1,200	1,357

Midland Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2024
5.000% due 02/15/2050 (a)	1,750	1,818

Mission Economic Development Corp., Texas Revenue Bonds, Series 2020
4.100% due 05/01/2046	2,000	1,998

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	515	530

North Texas Tollway Authority Revenue Bonds, Series 2022
5.000% due 01/01/2036	1,250	1,432

North Texas Tollway Authority Revenue Notes, Series 2023
5.000% due 01/01/2031	2,500	2,831

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.196% (TSFR3M) due 12/15/2026 ~	750	744

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2023
5.500% due 01/01/2054	1,800	1,949

Texas State University System Revenue Bonds, Series 2017
5.000% due 03/15/2030	330	350

Texas Water Development Board Revenue Bonds, Series 2022
4.800% due 10/15/2052	1,800	1,903

		37,717

UTAH 0.8%

City of Salt Lake, Utah Revenue Bonds, Series 2023
5.250% due 07/01/2036	2,125	2,422

Intermountain Power Agency, Utah Power Supply Revenue Bonds, Series 2023
5.000% due 07/01/2037	1,500	1,708

Mida Mountain Village Public Infrastructure District, Utah Special Assessment Notes, Series 2021
4.000% due 08/01/2028	1,230	1,207

		5,337

VIRGINIA 0.7%

Arlington County, Virginia Industrial Development Authority Revenue Bonds, Series 2023
5.000% due 07/01/2053	1,600	1,754

Isle of Wight County Economic Development Authority, Virginia Revenue Bonds, (AGM Insured), Series 2023
5.000% due 07/01/2037	500	556

Richmond Redevelopment & Housing Authority, Virginia Revenue Notes, Series 2023
4.250% due 03/01/2026	1,000	1,003

Virginia Public Building Authority Revenue Bonds, Series 2015
4.000% due 08/01/2030	1,420	1,424

		4,737

WASHINGTON 1.3%

Grant County, Washington Public Utility District No 2, Revenue Bonds, Series 2023
5.000% due 01/01/2037	850	976

Port of Seattle, Washington Revenue Bonds, Series 2019
4.000% due 04/01/2044	5,000	4,679

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	67

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State Housing Finance Commission Revenue Bonds, Series 2023
3.375% due 04/20/2037	$2,843	$2,564

		8,219

WEST VIRGINIA 0.2%

West Virginia Hospital Finance Authority Revenue Bonds, Series 2023
5.750% due 09/01/2041	1,100	1,222

WISCONSIN 2.1%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 10/01/2041	2,500	2,500

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
4.000% due 10/01/2046	4,250	4,306

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2018
4.450% due 04/01/2048	2,000	2,000

Wisconsin Center District Revenue Notes, (AGM Insured), Series 2020
0.000% due 12/15/2029 (b)	2,105	1,727

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	2,000	1,913

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2028	900	964

		13,410

Total Municipal Bonds & Notes (Cost $517,704)		533,497

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 4.7%

Freddie Mac
2.896% due 04/25/2043 ~	$1,496	$1,234
3.200% due 09/01/2040	2,491	2,200
3.600% due 06/01/2043	1,400	1,250
3.720% due 01/01/2041	1,798	1,693
3.800% due 01/01/2040	6,000	5,738
4.300% due 10/01/2038	2,997	2,984
4.370% due 03/01/2040	996	991
4.400% due 11/01/2040	4,994	5,004
4.900% due 02/01/2040	997	1,048
5.210% due 08/01/2040	2,693	2,935
5.360% due 06/01/2039	2,494	2,754
5.920% due 07/15/2040 •	1,991	1,984

Total U.S. Government Agencies (Cost $28,879)		29,815

SHORT-TERM INSTRUMENTS 2.5%

REPURCHASE AGREEMENTS (d) 2.2%
		13,823

MUNICIPAL BONDS & NOTES 0.3%

School District of Broward County, Florida Revenue Notes, Series 2023
5.000% due 06/28/2024	2,000	2,005

Total Municipal Bonds & Notes (Cost $2,007)		2,005

Total Short-Term Instruments (Cost $15,830)		15,828

Total Investments in Securities (Cost $562,413)		579,140

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.1%

SHORT-TERM INSTRUMENTS 10.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.1%

PIMCO Short-Term Floating NAV Portfolio III	6,636,570	$64,554

Total Short-Term Instruments (Cost $64,552)		64,554

Total Investments in Affiliates (Cost $64,552)		64,554

Total Investments 100.7% (Cost $626,965)		$643,694

Other Assets and Liabilities, net (0.7)%		(4,314)

Net Assets 100.0%		$639,380

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.

(c) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Housing Finance Revenue Bonds, Series 2024	5.870%	04/01/2029	03/27/2024	$3,500	$3,502	0.55%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	5.390%	03/28/2024	04/01/2024	$10,000	U.S. Treasury Bonds 4.000% due 11/15/2052	$(10,282)	$10,000	$10,006
FICC	2.600	03/28/2024	04/01/2024	3,823	U.S. Treasury Notes 5.000% due 09/30/2025	(3,900)	3,823	3,824

Total Repurchase Agreements						$(14,182)	$13,823	$13,830

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
DEU	$10,006	$0	$0	$10,006	$(10,282)	$(276)
FICC	3,824	0	0	3,824	(3,900)	(76)

Total Borrowings and Other Financing Transactions	$13,830	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared Futures	$0	$0	$0	$0	$326	$326

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$16,783	$0	$16,783
Arizona	0	10,495	0	10,495
Arkansas	0	991	0	991
California	0	46,693	0	46,693
Colorado	0	13,183	0	13,183
Connecticut	0	2,151	0	2,151
District of Columbia	0	3,271	0	3,271
Florida	0	25,705	0	25,705
Georgia	0	26,370	0	26,370
Guam	0	851	0	851
Hawaii	0	3,001	0	3,001
Idaho	0	782	0	782
Illinois	0	36,436	0	36,436
Indiana	0	15,737	0	15,737
Iowa	0	2,380	0	2,380
Kentucky	0	8,588	0	8,588
Louisiana	0	1,407	0	1,407
Maryland	0	2,183	0	2,183
Massachusetts	0	2,380	0	2,380
Michigan	0	31,340	0	31,340
Minnesota	0	1,071	0	1,071
Mississippi	0	744	0	744
Missouri	0	3,342	0	3,342
Multi-State	0	8,533	0	8,533
Nevada	0	4,283	0	4,283
New Hampshire	0	2,315	0	2,315
New Jersey	0	21,878	0	21,878
New Mexico	0	4,351	0	4,351

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
New York	$0	$70,474	$0	$70,474
North Carolina	0	1,000	0	1,000
North Dakota	0	586	0	586
Ohio	0	12,982	0	12,982
Oregon	0	13,061	0	13,061
Pennsylvania	0	20,651	0	20,651
Puerto Rico	0	20,904	0	20,904
Rhode Island	0	8,737	0	8,737
South Carolina	0	2,521	0	2,521
South Dakota	0	550	0	550
Tennessee	0	14,145	0	14,145
Texas	0	37,717	0	37,717
Utah	0	5,337	0	5,337
Virginia	0	4,737	0	4,737
Washington	0	8,219	0	8,219
West Virginia	0	1,222	0	1,222
Wisconsin	0	13,410	0	13,410
U.S. Government Agencies	0	29,815	0	29,815
Short-Term Instruments
Repurchase Agreements	0	13,823	0	13,823
Municipal Bonds & Notes	0	2,005	0	2,005

	$0	$579,140	$0	$579,140

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$64,554	$0	$0	$64,554

Total Investments	$64,554	$579,140	$0	$643,694

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	69

Schedule of Investments	PIMCO New York Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.7%

MUNICIPAL BONDS & NOTES 90.9%

ALABAMA 1.4%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2023
5.500% due 10/01/2054	$2,400	$2,629

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2027	4,000	4,118

Southeast Alabama Gas Supply District Revenue Bonds, Series 2024
5.000% due 06/01/2049	2,000	2,146

		8,893

CALIFORNIA 1.4%

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.250% due 01/01/2054	1,250	1,318

California Community Choice Financing Authority Revenue Bonds, Series 2024
5.000% due 05/01/2054	1,100	1,185

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2023
5.250% due 07/01/2058	6,200	6,646

		9,149

GEORGIA 2.2%

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	2,250	2,259

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	3,500	3,529

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 06/01/2053	2,000	2,108
5.000% due 12/01/2053	3,400	3,634

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2024
5.000% due 05/01/2054	2,900	3,108

		14,638

IOWA 0.2%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	1,400	1,462

MICHIGAN 0.4%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
4.346% (TSFR3M) due 07/01/2032 ~	2,500	2,392

MULTI-STATE 1.3%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
3.959% due 12/25/2036	4,081	3,964
4.548% due 08/25/2040	4,693	4,671

		8,635

NEVADA 0.3%

Nevada Department of Business & Industry State Revenue Bonds, Series 2020
8.125% due 01/01/2050	2,000	2,042

NEW YORK 77.1%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2040	1,000	1,090

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brookhaven Local Development Corp., New York Revenue Bonds, Series 2020
4.000% due 11/01/2055	$4,000	$3,324

Broome County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2020
4.000% due 04/01/2034	1,000	1,026
4.000% due 04/01/2050	1,000	945
5.000% due 04/01/2033	1,100	1,194

Build NYC Resource Corp., New York Revenue Bonds, Series 2015
4.000% due 08/01/2031	575	581
5.000% due 08/01/2040	500	512

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	1,500	1,500

Build NYC Resource Corp., New York Revenue Bonds, Series 2017
5.000% due 08/01/2035	400	413
5.000% due 08/01/2036	500	514

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	4,835	4,431

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2014
5.000% due 07/01/2034	440	441
5.000% due 07/01/2044	1,000	1,003

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2017
5.000% due 07/01/2034	1,200	1,268
5.000% due 07/01/2035	1,100	1,161

Erie County, New York General Obligation Bonds, Series 2015
5.000% due 09/15/2026	300	306
5.000% due 09/15/2027	275	281

Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,000	1,028

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2021
4.000% due 02/15/2039	3,250	3,347

Long Island Power Authority, New York Revenue Bonds, Series 2017
5.000% due 09/01/2037	500	533

Long Island Power Authority, New York Revenue Bonds, Series 2023
5.000% due 09/01/2048	3,700	4,090

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
4.364% (SOFRRATE) due 11/01/2032 ~	1,500	1,498

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2022
5.000% due 11/15/2046	4,920	5,386

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
4.000% due 10/01/2047	2,130	1,872

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2039	1,300	1,248
4.000% due 12/01/2046	5,000	4,462

Monroe County, New York Industrial Development Agency Revenue Bonds, (FNMA Insured),Series 2023
4.720% due 01/01/2044	800	812

Monroe County, New York Industrial Development Agency Revenue Bonds, Series 2017
5.000% due 05/01/2031	1,500	1,600

Nassau County, New York General Obligation Notes, Series 2017
5.000% due 10/01/2027	2,500	2,683

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 1999
4.500% due 01/01/2034	2,365	2,365

New York City Housing Development Corp. Revenue Bonds, Series 2015
4.350% due 11/01/2048	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Housing Development Corp. Revenue Bonds, Series 2020
1.125% due 05/01/2060	$1,385	$1,358

New York City Housing Development Corp., New York Revenue Bonds, Series 2017
3.750% due 11/01/2052	1,000	874

New York City Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2020
4.000% due 03/01/2045	1,500	1,455

New York City Industrial Development Agency, New York Revenue Bonds, Series 2020
4.000% due 03/01/2045	5,600	5,334

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2028	1,150	1,225
5.000% due 01/01/2029	1,250	1,356

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
4.000% due 07/15/2045	5,000	4,837
5.000% due 07/15/2035	2,500	2,704

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2022
5.000% due 07/15/2035	2,370	2,750

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
4.450% due 08/01/2039	10,000	10,000

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2012
3.600% due 08/01/2039	4,000	4,000

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
4.450% due 11/01/2042	12,000	12,000

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	1,000	1,041

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2017
4.000% due 08/01/2042	2,545	2,526

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
4.550% due 08/01/2042	13,000	13,000
5.000% due 05/01/2037	2,500	2,669

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2039	7,000	7,090

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2022
5.250% due 08/01/2040	10,000	11,437

New York City Water & Sewer System, New York Revenue Bonds, Series 2006
4.400% due 06/15/2038	1,690	1,690

New York City Water & Sewer System, New York Revenue Bonds, Series 2012
3.620% due 06/15/2046	5,215	5,215

New York City Water & Sewer System, New York Revenue Bonds, Series 2013
4.550% due 06/15/2050	11,300	11,300

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
4.450% due 06/15/2050	5,500	5,500

New York City Water & Sewer System, New York Revenue Bonds, Series 2019
5.000% due 06/15/2049	4,645	4,924

New York City, New York General Obligation Bonds, Series 2012
4.450% due 04/01/2042	5,000	5,000

New York City, New York General Obligation Bonds, Series 2016
4.000% due 12/01/2043	1,000	979

New York City, New York General Obligation Bonds, Series 2018
4.450% due 12/01/2047	6,285	6,285

New York City, New York General Obligation Bonds, Series 2022
5.250% due 10/01/2043	2,500	2,797

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York General Obligation Bonds, Series 2024
5.250% due 04/01/2054 (a)	$5,000	$5,489

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2003
4.500% due 06/15/2035	1,000	1,000

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2020
4.000% due 06/15/2050	1,155	1,126

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2023
5.250% due 06/15/2048	1,300	1,452
5.250% due 06/15/2053	2,400	2,652

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2030	3,360	3,833

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2021
4.000% due 08/01/2039	3,000	3,064

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.250% due 11/01/2048	5,000	5,521

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,000

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2023
5.250% due 05/01/2050	2,000	2,217

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2024
4.000% due 11/01/2042	2,275	2,289

New York Convention Center Development Corp. Revenue Bonds, Series 2015
4.000% due 11/15/2045	500	482
5.000% due 11/15/2029	1,000	1,018
5.000% due 11/15/2045	2,000	2,022

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2050 (b)	5,000	1,099
0.000% due 06/01/2055 (b)	16,875	1,489

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	6,000	6,003
5.150% due 11/15/2034	2,000	2,008
5.375% due 11/15/2040	4,000	4,013

New York Liberty Development Corp. Revenue Bonds, Series 2019
2.625% due 09/15/2069	2,100	1,918
2.800% due 09/15/2069	2,000	1,800

New York Liberty Development Corp. Revenue Notes, Series 2021
1.900% due 11/15/2031	2,000	1,733

New York Mortgage Agency Homeowner Mortgage State Revenue Bonds, Series 2015
3.800% due 04/01/2028	2,550	2,534

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2045	3,400	3,338

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	3,000	2,897

New York State Dormitory Authority Northwell Health Obligated Group Revenue Bonds, Series 2022
4.000% due 05/01/2045	5,000	4,797

New York State Dormitory Authority Revenue Bonds, Series 2006
3.730% due 11/15/2036	3,780	3,780

New York State Dormitory Authority Revenue Bonds, Series 2014
5.000% due 03/15/2044	1,025	1,027

New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 07/01/2040	1,000	1,008
5.000% due 07/01/2045	2,750	2,787

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	$2,000	$2,021
5.000% due 07/01/2050	1,285	1,294

New York State Dormitory Authority Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,100	1,083
5.000% due 02/15/2038	1,600	1,672
5.000% due 07/01/2038	1,000	1,052

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 08/01/2036	4,500	4,430
4.000% due 07/01/2041	2,000	1,991
5.000% due 03/15/2041	3,500	3,698
5.000% due 07/01/2048	1,675	1,777
5.000% due 10/01/2048	1,500	1,774
5.250% due 03/15/2038	3,500	3,793

New York State Dormitory Authority Revenue Bonds, Series 2019
4.400% due 07/01/2039	1,000	1,000
5.000% due 03/15/2038	11,450	12,431
5.000% due 03/15/2047	4,500	4,771
5.000% due 07/01/2049	2,000	2,117

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	3,000	3,189
4.000% due 03/15/2035	5,000	5,288
4.000% due 02/15/2039	1,635	1,666
4.000% due 03/15/2044	1,000	991
4.000% due 07/01/2050	13,675	13,221
5.000% due 07/01/2050	5,000	5,310
5.000% due 07/01/2053	3,000	3,185

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 07/01/2049	1,250	1,168
4.000% due 07/01/2051	10,000	9,655
5.000% due 03/15/2041	3,000	3,319
5.000% due 07/01/2042	750	825
5.000% due 07/15/2042	1,000	1,032

New York State Dormitory Authority Revenue Bonds, Series 2023
5.000% due 03/15/2042	5,000	5,621

New York State Dormitory Authority Revenue Bonds, Series 2024
5.000% due 03/15/2043	5,500	6,131

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	4,000	3,913

New York State Environmental Facilities Corp. Revenue Bonds, Series 2018
5.000% due 06/15/2043	2,500	2,650

New York State Environmental Facilities Corp. Revenue Bonds, Series 2020
2.750% due 09/01/2050	3,350	3,259

New York State Environmental Facilities Corp. Revenue Bonds, Series 2023
5.000% due 09/15/2048	3,250	3,563

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (c)	3,000	2,843

New York State Housing Finance Agency Revenue Bonds, Series 2021
1.000% due 11/01/2061	4,000	3,659

New York State Thruway Authority Revenue Bonds, Series 2018
4.000% due 01/01/2036	1,000	1,029

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2041	5,000	4,981

New York State Thruway Authority Revenue Bonds, Series 2022
5.000% due 03/15/2053	3,000	3,221

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2049	2,000	1,916
5.000% due 03/15/2041	5,000	5,452

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Urban Development Corp. Revenue Bonds, Series 2023
5.000% due 03/15/2053	$3,000	$3,265

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2023
5.125% due 06/30/2060	5,000	5,233

New York Transportation Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	5,010	4,942

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2031	1,385	1,505
5.000% due 10/01/2040	1,885	1,956
5.250% due 08/01/2031	2,360	2,513
5.375% due 08/01/2036	1,500	1,586

New York Transportation Development Corp. Revenue Bonds, Series 2021
4.000% due 04/30/2053	3,000	2,520

New York Transportation Development Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2032	4,000	4,435
5.000% due 12/01/2033	2,000	2,216

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	4,000	4,032

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	2,500	2,513

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	675	674
5.250% due 05/15/2034	1,000	1,001

Oneida County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2019
4.000% due 12/01/2049	2,000	1,844

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	4,015	3,905
5.000% due 12/01/2043	1,500	1,610

Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.000% due 11/15/2041	1,620	1,631

Port Authority of New York & New Jersey Revenue Bonds, Series 2018
5.000% due 07/15/2038	4,000	4,277

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
5.000% due 09/01/2033	3,150	3,521

Port Authority of New York & New Jersey Revenue Bonds, Series 2023
5.000% due 12/01/2037	2,000	2,219

Riverhead IDA Economic Job Development Corp., New York Revenue Bonds, (FNMA Insured), Series 2023
4.500% due 02/01/2041	1,400	1,409

Saratoga County, New York Capital Resources Corp. Revenue Bonds, Series 2018
5.000% due 07/01/2037	525	564

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.125% due 11/01/2041	1,015	881

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	27,290	2,850
4.000% due 06/01/2050	2,500	2,331

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
5.250% due 05/15/2062	1,000	1,086

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2023
5.000% due 05/15/2042	2,545	2,855
5.250% due 05/15/2058	4,000	4,373

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2024
5.000% due 05/15/2049	3,000	3,280

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	71

Schedule of Investments	PIMCO New York Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2001
4.450% due 01/01/2032	$3,500	$3,500

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2043	4,000	4,247

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2020
5.000% due 11/15/2054	4,000	4,238

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2022
5.250% due 05/15/2052	2,500	2,726

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2033	2,500	2,770

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,000	3,709

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2041	1,940	1,979

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	3,000	3,142

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2053	1,000	739

Utility Debt Securitization Authority, New York Revenue Bonds, Series 2023
5.000% due 12/15/2041	5,000	5,798

		509,522

PUERTO RICO 5.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	6,739	3,904
0.000% due 11/01/2051	7,167	3,673

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (b)	1,000	658
4.000% due 07/01/2041	3,250	3,068

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (b)	2,018	1,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
4.266% (TSFR3M) due 07/01/2029 ~	$1,970	$1,862

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (b)	30,365	7,118
4.550% due 07/01/2040	1,000	1,010
4.750% due 07/01/2053	9,752	9,751

		33,042

TENNESSEE 0.8%

Tennergy Corp., Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	2,000	2,138

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	3,000	3,171

		5,309

TEXAS 0.8%

Fort Bend County, Texas Industrial Development Corp. Revenue Bonds, Series 2012
4.750% due 05/01/2038	3,500	3,501

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2023
5.500% due 01/01/2054	1,800	1,949

		5,450

Total Municipal Bonds & Notes (Cost $590,660)		600,534

U.S. GOVERNMENT AGENCIES 0.7%

Freddie Mac
5.210% due 08/01/2040	2,693	2,936
5.920% due 07/15/2040 •	1,991	1,984

Total U.S. Government Agencies (Cost $4,654)		4,920

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (d) 0.1%
		$337

Total Short-Term Instruments (Cost $337)		337

Total Investments in Securities (Cost $595,651)		605,791

	SHARES
INVESTMENTS IN AFFILIATES 8.2%

SHORT-TERM INSTRUMENTS 8.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.2%

PIMCO Short-Term Floating NAV Portfolio III	5,596,293	54,435

Total Short-Term Instruments (Cost $54,418)		54,435

Total Investments in Affiliates (Cost $54,418)		54,435

Total Investments 99.9% (Cost $650,069)		$660,226

Other Assets and Liabilities, net 0.1%		367

Net Assets 100.0%		$660,593

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.

(c) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200%	11/01/2054	12/12/2023	$ 2,779	$2,843	0.43%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$337	U.S. Treasury Notes 5.000% due 09/30/2025	$(344)	$337	$337

Total Repurchase Agreements						$(344)	$337	$337

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$337	$0	$0	$337	$(344)	$(7)

Total Borrowings and Other Financing Transactions	$337	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2)	$(2)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$8,893	$0	$8,893
California	0	9,149	0	9,149
Georgia	0	14,638	0	14,638
Iowa	0	1,462	0	1,462
Michigan	0	2,392	0	2,392
Multi-State	0	8,635	0	8,635
Nevada	0	2,042	0	2,042
New York	0	509,522	0	509,522
Puerto Rico	0	33,042	0	33,042
Tennessee	0	5,309	0	5,309
Texas	0	5,450	0	5,450

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
U.S. Government Agencies	$0	$4,920	$0	$4,920
Short-Term Instruments
Repurchase Agreements	0	337	0	337

	$0	$605,791	$0	$605,791

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$54,435	$0	$0	$54,435

Total Investments	$54,435	$605,791	$0	$660,226

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	73

Schedule of Investments	PIMCO Short Duration Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.5%

MUNICIPAL BONDS & NOTES 91.6%

ALABAMA 4.1%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
3.990% (MUNIPSA) due 10/01/2052 ~	$2,000	$1,937

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2023
5.500% due 06/01/2049	1,200	1,279
5.500% due 10/01/2054	1,900	2,082

Energy Southeast A Cooperative District, Alabama Revenue Bonds, Series 2023
5.750% due 04/01/2054	1,000	1,107

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	4,875	4,697

Jefferson County, Alabama Sewer Revenue Notes, Series 2024
5.000% due 10/01/2031	2,500	2,817

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	500	495

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2022
5.000% due 05/01/2053	1,400	1,451

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2023
5.000% due 01/01/2054	1,900	2,011

		17,876

ARIZONA 2.0%

Arizona Health Facilities Authority Revenue Bonds, Series 2015
3.890% (MUNIPSA) due 01/01/2046 ~	1,125	1,111

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2007
4.100% due 12/01/2037	1,000	1,006

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2023
5.000% due 01/01/2053	1,500	1,547

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	800	802

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2014
4.750% due 07/01/2044	1,200	1,202

Phoenix, Arizona General Obligation Refunding Notes, Series 2022
5.000% due 07/01/2026	1,360	1,419

Tempe, Arizona Certificates of Participation Notes, Series 2021
0.623% due 07/01/2024	1,650	1,630

		8,717

CALIFORNIA 9.8%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
4.050% (MUNIPSA) due 04/01/2056 ~	1,000	977
4.090% (MUNIPSA) due 04/01/2056 ~	2,500	2,472

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 02/01/2054	2,000	2,142
5.250% due 01/01/2054	1,500	1,582
5.250% due 11/01/2054	3,100	3,337
5.500% due 10/01/2054	1,000	1,103

California Housing Finance Revenue Bonds, Series 2024
5.700% due 06/01/2054	2,900	2,902

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
3.950% due 01/01/2050	$5,000	$4,988

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
4.340% (MUNIPSA) due 12/01/2050 ~	2,000	1,954

California State General Obligation Notes, Series 2023
5.000% due 09/01/2025	4,000	4,103

California Statewide Communities Development Authority Revenue Bonds, Series 2006
4.500% due 11/01/2033	1,300	1,422

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.850% due 06/01/2050	2,500	2,344

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
0.988% due 06/01/2024	3,500	3,474

San Bernardino County, California Certificates of Participation Bonds, Series 1992
6.875% due 08/01/2024	1,535	1,551

San Diego County, California Regional Airport Authority Revenue Notes, Series 2023
5.000% due 07/01/2033	3,250	3,702

San Jose Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 08/01/2030 (b)	1,000	828

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	2,500	2,305

Southern California Public Power Authority Revenue Bonds, Series 2020
0.650% due 07/01/2040	1,500	1,445

		42,631

COLORADO 3.0%

Colorado Health Facilities Authority Revenue Bonds, Series 2022
4.190% (MUNIPSA) due 05/15/2061 ~	4,000	3,973

Colorado Health Facilities Authority Revenue Bonds, Series 2023
5.000% due 11/15/2058	1,000	1,074

Colorado Health Facilities Authority Revenue Bonds, Series 2024
5.000% due 12/01/2034	2,000	2,351

Colorado Health Facilities Authority Revenue Notes, Series 2020
2.800% due 12/01/2026	550	520

Denver, Colorado Airport System City & County Revenue Notes, Series 2023
5.000% due 11/15/2027	1,000	1,056

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 07/15/2026	550	567

University of Colorado Revenue Bonds, Series 2019
2.000% due 06/01/2054	3,465	3,431

		12,972

CONNECTICUT 1.1%

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	3,000	3,080

Connecticut State General Obligation Notes, Series 2022
5.000% due 11/15/2028	1,500	1,647

		4,727

DELAWARE 0.3%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.050% due 01/01/2031	1,250	1,202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 0.6%

District of Columbia General Obligation Notes, Series 2023
5.000% due 06/01/2025	$1,000	$1,020

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Notes, Series 2023
5.000% due 10/01/2025	1,750	1,785

		2,805

FLORIDA 2.0%

Capital Projects Finance Authority, Florida Revenue Notes, Series 2020
5.000% due 10/01/2027	1,250	1,277

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2025	710	724

Florida Development Finance Corp. Revenue Notes, Series 2023
5.000% due 09/01/2025	3,200	3,235

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	500	512

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	3,000	3,038

		8,786

GEORGIA 3.6%

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	3,000	2,959

Cobb County, Georgia Kennestone Hospital Authority Revenue Notes, Series 2023
5.000% due 04/01/2028	1,400	1,495

Development Authority of Burke County, Georgia Revenue Bonds, Series 2013
3.375% due 11/01/2053	3,400	3,382

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2024
5.000% due 12/01/2054	2,100	2,256

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 12/01/2053	1,900	2,031

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2024
5.000% due 05/01/2054	2,100	2,251

Municipal Electric Authority of Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2039	1,500	1,500

		15,874

HAWAII 0.6%

City & County Honolulu, Hawaii Wastewater System Revenue Bonds, Series 2015
4.000% due 07/01/2034	2,500	2,501

ILLINOIS 8.5%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2029	2,000	2,000

Chicago Midway International Airport, Illinois Revenue Notes, (BAM Insured), Series 2023
5.000% due 01/01/2027	1,000	1,053

Chicago Midway International Airport, Illinois Revenue Notes, Series 2024
5.000% due 01/01/2028	2,000	2,105

Chicago, Illinois General Obligation Notes, Series 2021
5.000% due 01/01/2030	2,000	2,175

Illinois Finance Authority Revenue Bonds, Series 2020
4.500% due 08/15/2049	8,350	8,350

74	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois Finance Authority Revenue Bonds, Series 2021
4.340% (MUNIPSA) due 05/01/2042 ~	$1,500	$1,473

Illinois Finance Authority Revenue Bonds, Series 2023
4.600% due 10/01/2053	5,000	5,086

Illinois Finance Authority Revenue Notes, Series 2020
5.000% due 08/15/2026	750	781

Illinois Finance Authority Revenue Notes, Series 2021
5.000% due 08/15/2025	1,485	1,513

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	1,000	1,023
5.500% due 05/01/2030	7,750	8,485

Metropolitan Pier & Exposition Authority, Illinois Revenue Notes, Series 2022
3.000% due 06/15/2025	1,375	1,356

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	1,400	1,530

		36,930

INDIANA 2.3%

Indiana Finance Authority Revenue Bonds, Series 2010
2.500% due 11/01/2030	3,350	3,022

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	800	744

Indiana Finance Authority Revenue Bonds, Series 2023
5.000% due 10/01/2062	2,000	2,129

Mount Vernon, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	2,000	2,022

Warrick County, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	2,000	2,022

		9,939

IOWA 0.8%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
4.750% due 08/15/2032	1,600	1,600

Iowa Finance Authority Revenue Bonds, Series 2014
5.400% due 11/15/2046	2,019	2,039

		3,639

KANSAS 2.2%

Burlington, Kansas Revenue Bonds, Series 2023
4.300% due 03/01/2045	4,500	4,512

Kansas Department of Transportation State Revenue Bonds, Series 2004
4.308% (0.7*US0001M + 0.500%) due 09/01/2024 ~	5,150	5,154

		9,666

KENTUCKY 0.9%

Kentucky Asset Liability Commission Revenue Notes, Series 2021
5.000% due 11/01/2024	2,320	2,335

Trimble County, Kentucky Revenue Bonds, Series 2023
4.700% due 06/01/2054	1,400	1,413

		3,748

LOUISIANA 2.1%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2020
0.875% due 02/01/2046	2,000	1,941

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2023
4.000% due 12/01/2046	700	699

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	$3,325	$3,305
2.375% due 06/01/2037	3,175	3,042

		8,987

MAINE 0.2%

Maine Finance Authority Revenue Notes, (AGM Insured), Series 2023
5.000% due 12/01/2027	1,000	1,037

MARYLAND 0.2%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	1,000	1,009

MASSACHUSETTS 1.9%

Commonwealth of Massachusetts Revenue Bonds, (BAM, NPFGC Insured), Series 2005
5.500% due 01/01/2034	5,000	5,938

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
4.240% (MUNIPSA) due 07/01/2049 ~	2,500	2,491

		8,429

MICHIGAN 4.0%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
4.346% (TSFR3M) due 07/01/2032 ~	2,500	2,392

Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2022
4.390% (MUNIPSA) due 04/15/2047 ~	2,500	2,480

Michigan Finance Authority Revenue Bonds, Series 2024
5.000% due 02/29/2028 (a)	535	569
5.000% due 02/28/2031 (a)	950	1,052

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	1,068	1,041

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	1,500	1,499

Wayne County, Michigan Airport Authority Revenue Notes, (AGM Insured), Series 2023
5.000% due 12/01/2027	1,100	1,165
5.000% due 12/01/2028	6,655	7,162

		17,360

MISSOURI 1.4%

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2023
5.000% due 05/01/2033	2,350	2,755

St Louis School District, Missouri General Obligation Bonds, (AGM Insured), Series 2023
5.000% due 04/01/2034	1,000	1,166

St Louis School District, Missouri General Obligation Notes, (AGM Insured), (BAM Insured), Series 2022
4.000% due 04/01/2024	2,000	2,000

		5,921

MULTI-STATE 0.8%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
4.548% due 08/25/2040	3,495	3,478

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 0.4%

Nebraska Public Power District Revenue Notes, Series 2023
5.000% due 07/01/2028	$1,500	$1,618

NEVADA 0.6%

Washoe County, Nevada Revenue Bonds, Series 2016
4.125% due 03/01/2036	2,500	2,540

NEW HAMPSHIRE 1.0%

New Hampshire Business Finance Authority Revenue Notes, Series 2020
4.100% due 04/01/2024	4,250	4,250

NEW JERSEY 4.0%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2024	5,000	5,029

New Jersey Economic Development Authority Revenue Notes, Series 2023
5.000% due 03/01/2028	2,000	2,146

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2026	3,250	3,373

New Jersey Turnpike Authority Revenue Notes, Series 2020
5.000% due 01/01/2028	6,000	6,225

Newark Housing Authority Scholarship Foundation A New Jersey Non Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 01/01/2025	600	604

		17,377

NEW YORK 8.3%

Chautauqua County, New York Capital Resource Corp. Revenue Bonds, Series 2020
4.250% due 04/01/2042	2,500	2,528

Erie County, New York Industrial Development Agency Revenue Notes, Series 2022
5.000% due 05/01/2025	810	825

Iroquois Central School District, New York General Obligation Notes, Series 2023
4.500% due 06/21/2024	1,350	1,352

Long Island Power Authority, New York Revenue Bonds, Series 2022
4.090% (MUNIPSA) due 09/01/2038 ~	2,000	1,980

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
4.364% (SOFRRATE) due 11/01/2032 ~	2,000	1,998

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2028	675	723

New York City, New York General Obligation Bonds, Series 2012
4.450% due 04/01/2042	8,350	8,350

New York City, New York General Obligation Bonds, Series 2018
4.450% due 12/01/2047	4,000	4,000

New York City, New York Housing Development Corp. Revenue Bonds, (FHA Insured), Series 2021
0.600% due 05/01/2061	2,945	2,798

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2027	1,250	1,288

New York Power Authority Revenue Notes, (AGM Insured), Series 2023
5.000% due 11/15/2027	1,300	1,404

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,500	2,547

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	75

Schedule of Investments	PIMCO Short Duration Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2027	$4,000	$4,122

Port Authority of New York & New Jersey Revenue Notes, Series 2023
5.000% due 12/01/2024	2,250	2,266

		36,181

OHIO 2.5%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2021
1.000% due 02/15/2048	1,000	987

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	2,000	2,022

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Notes, Series 2022
4.000% due 09/01/2030	2,900	2,918

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
1.375% due 02/01/2026	1,000	974

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	800	707

State of Ohio Cleveland Clinic Health System Obligated Group, Revenue Bonds, Series 2021
5.000% due 01/01/2033	2,415	2,786

Worthington City School District, Ohio General Obligation Notes, Series 2023
0.000% due 12/01/2028 (b)	500	428

		10,822

OREGON 0.3%

Multnomah County School District 40, Oregon General Obligation Notes, Series 2023
0.000% due 06/15/2026 (b)	275	255

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2025	450	456

Oregon State General Obligation Notes, Series 2023
5.000% due 05/01/2025	500	509

		1,220

PENNSYLVANIA 4.4%

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2017
4.340% (MUNIPSA) due 11/15/2047 ~	4,000	3,969

Bethlehem Area School District Authority, Pennsylvania Revenue Notes, Series 2021
3.914% (SOFRRATE) due 01/01/2032 ~	4,485	4,416

Montgomery County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2023
4.100% due 06/01/2029	3,500	3,620

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
4.848% (0.7*US0001M + 1.040%) due 08/15/2048 ~	1,500	1,500

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2015
5.000% due 06/30/2028	850	865

Pennsylvania Turnpike Commission Revenue Notes, Series 2021
4.000% due 12/01/2024	725	727

Philadelphia, Pennsylvania Airport Revenue Notes, Series 2021
5.000% due 07/01/2027	4,000	4,179

		19,276

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 2.0%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2023
5.000% due 03/01/2027	$2,000	$2,055

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
4.500% due 07/01/2034	4,750	4,777

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Notes, Series 2018
0.000% due 07/01/2024 (b)	437	433
0.000% due 07/01/2027 (b)	1,670	1,479

		8,744

SOUTH CAROLINA 0.8%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2023
5.250% due 02/01/2054	1,100	1,193

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	2,250	2,289

		3,482

TENNESSEE 1.9%

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	3,000	3,016

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	3,000	3,003

Tennergy Corp., Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	1,000	1,069

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,200	1,227

		8,315

TEXAS 7.1%

Austin, Texas Electric Utility Revenue Notes, Series 2023
5.000% due 11/15/2024	850	857
5.000% due 11/15/2026	1,750	1,840

County of Williamson, Texas General Obligation Notes, Series 2023
5.000% due 02/15/2025	2,500	2,534

Denton Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2023
5.000% due 08/15/2024	750	754

EP Tuscany Zaragosa PFC, Texas Revenue Notes, Series 2023
4.000% due 12/01/2033	2,000	1,950

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2023
5.000% due 10/01/2052	2,000	2,126

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2019
5.000% due 07/01/2049	2,500	2,589

Houston, Texas Airport System Revenue Notes, (AGM Insured), Series 2023
5.000% due 07/01/2026	500	516
5.000% due 07/01/2027	1,400	1,471

Matagorda County, Texas Navigation District No 1, Revenue Bonds, Series 2001
2.600% due 11/01/2029	1,500	1,361

Montgomery County, Texas General Obligation Bonds, Series 2018
5.000% due 03/01/2034	1,005	1,083

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	1,625	1,608

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
2.000% due 06/01/2052	$1,300	$1,236

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	1,250	1,236

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 11/15/2052	1,600	1,646

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.196% (TSFR3M) due 12/15/2026 ~	1,500	1,488

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2023
5.500% due 01/01/2054	1,400	1,516

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 04/15/2024	1,000	1,000

Williamson County, Texas General Obligation Notes, Series 2021
1.286% due 02/15/2029	4,700	4,067

		30,878

UTAH 0.8%

City of Salt Lake, Utah Revenue Notes, Series 2023
5.000% due 07/01/2025	1,600	1,621

Intermountain Power Agency, Utah Power Supply Revenue Notes, Series 2022
5.000% due 07/01/2027	1,650	1,761

		3,382

VIRGINIA 1.7%

Arlington County, Virginia Industrial Development Authority Revenue Bonds, Series 2023
5.000% due 07/01/2053	1,300	1,425

Virginia College Building Authority Revenue Notes, Series 2021
0.770% due 09/01/2026	3,000	2,731

Virginia Public Building Authority Revenue Bonds, Series 2015
4.000% due 08/01/2030	1,100	1,104

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2010
1.200% due 11/01/2040	2,100	2,087

		7,347

WASHINGTON 1.5%

Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes, Washington Revenue Bonds, Series 2015
3.840% (MUNIPSA) due 11/01/2045 ~	4,500	4,436

Energy Northwest, Washington Revenue Notes, Series 2022
5.000% due 07/01/2026	1,750	1,827

Grant County, Washington Public Utility District No 2, Revenue Notes, Series 2023
5.000% due 01/01/2026	500	516

		6,779

WEST VIRGINIA 0.5%

West Virginia Economic Development Authority Revenue Bonds, Series 2015
3.375% due 03/01/2040	2,250	2,242

WISCONSIN 1.4%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
3.700% due 10/01/2046	2,500	2,515

76	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Notes, Series 2020
5.000% due 06/01/2026	$550	$562

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2025	290	289
4.000% due 10/01/2027	195	195

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
3.820% (MUNIPSA) due 08/15/2054 ~	2,500	2,465

		6,026

Total Municipal Bonds & Notes (Cost $397,434)		398,713

U.S. GOVERNMENT AGENCIES 0.5%

Freddie Mac
5.920% due 07/15/2040 •	1,991	1,984

Total U.S. Government Agencies (Cost $1,991)		1,984

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.4%

REPURCHASE AGREEMENTS (c) 0.1%
		$640

MUNICIPAL BONDS & NOTES 2.3%

Los Angeles County, California Facilities Inc Revenue Notes, Series 2023
5.000% due 06/28/2024	4,000	4,012

Port of Los Angeles, California Revenue Notes, Series 2023
5.000% due 06/27/2024	3,900	3,911

School District of Broward County, Florida Revenue Notes, Series 2023
5.000% due 06/28/2024	2,000	2,006

Total Municipal Bonds & Notes (Cost $9,941)		9,929

Total Short-Term Instruments (Cost $10,581)		10,569

Total Investments in Securities (Cost $410,006)		411,266

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%

PIMCO Short-Term Floating NAV Portfolio III	2,429,126	$23,628

Total Short-Term Instruments (Cost $23,619)		23,628

Total Investments in Affiliates (Cost $23,619)		23,628

Total Investments 99.9% (Cost $433,625)		$434,894

Other Assets and Liabilities, net 0.1%		292

Net Assets 100.0%		$435,186

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$640	U.S. Treasury Notes 5.000% due 09/30/2025	$(653)	$640	$640

Total Repurchase Agreements						$(653)	$640	$640

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$640	$0	$0	$640	$(653)	$(13)

Total Borrowings and Other Financing Transactions	$640	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	77

Schedule of Investments	PIMCO Short Duration Municipal Income Fund	(Cont.)	March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$17,876	$0	$17,876
Arizona	0	8,717	0	8,717
California	0	42,631	0	42,631
Colorado	0	12,972	0	12,972
Connecticut	0	4,727	0	4,727
Delaware	0	1,202	0	1,202
District of Columbia	0	2,805	0	2,805
Florida	0	8,786	0	8,786
Georgia	0	15,874	0	15,874
Hawaii	0	2,501	0	2,501
Illinois	0	36,930	0	36,930
Indiana	0	9,939	0	9,939
Iowa	0	3,639	0	3,639
Kansas	0	9,666	0	9,666
Kentucky	0	3,748	0	3,748
Louisiana	0	8,987	0	8,987
Maine	0	1,037	0	1,037
Maryland	0	1,009	0	1,009
Massachusetts	0	8,429	0	8,429
Michigan	0	17,360	0	17,360
Missouri	0	5,921	0	5,921
Multi-State	0	3,478	0	3,478
Nebraska	0	1,618	0	1,618
Nevada	0	2,540	0	2,540
New Hampshire	0	4,250	0	4,250
New Jersey	0	17,377	0	17,377

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
New York	$0	$36,181	$0	$36,181
Ohio	0	10,822	0	10,822
Oregon	0	1,220	0	1,220
Pennsylvania	0	19,276	0	19,276
Puerto Rico	0	8,744	0	8,744
South Carolina	0	3,482	0	3,482
Tennessee	0	8,315	0	8,315
Texas	0	30,878	0	30,878
Utah	0	3,382	0	3,382
Virginia	0	7,347	0	7,347
Washington	0	6,779	0	6,779
West Virginia	0	2,242	0	2,242
Wisconsin	0	6,026	0	6,026
U.S. Government Agencies	0	1,984	0	1,984
Short-Term Instruments
Repurchase Agreements	0	640	0	640
Municipal Bonds & Notes	0	9,929	0	9,929

	$0	$411,266	$0	$411,266

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$23,628	$0	$0	$23,628

Total Investments	$23,628	$411,266	$0	$434,894

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

78	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements	March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014.The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A, Class C and Class C-2 shares of the funds (each, a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO California Municipal Bond Fund	Daily	Monthly

PIMCO California Short Duration Municipal Income Fund	Daily	Monthly

PIMCO High Yield Municipal Bond Fund	Daily	Monthly

PIMCO Municipal Bond Fund	Daily	Monthly

PIMCO National Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO New York Municipal Bond Fund	Daily	Monthly

PIMCO Short Duration Municipal Income Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

ANNUAL REPORT	|	MARCH 31, 2024	79

Notes to Financial Statements	(Cont.)

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

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The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate it’s NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options

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Notes to Financial Statements	(Cont.)

on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable

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inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close).

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Notes to Financial Statements	(Cont.)

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Income Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Bond Fund may each invest in certain other series of the Trust, series of PIMCO ETF Trust, and series of PIMCO Equity Series (each series, an “Underlying Fund” and collectively, the “Underlying Funds”). A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO California Intermediate Municipal Bond Fund	$8,160	$79,395	$(72,900)	$0	$(3)	$14,652	$584	$0

PIMCO California Municipal Bond Fund	7,828	84,497	(79,825)	9	(7)	12,502	489	0

PIMCO California Short Duration Municipal Income Fund	5,832	88,004	(90,400)	5	0	3,441	401	0

PIMCO High Yield Municipal Bond Fund	122	1,913,023	(1,564,999)	(9)	29	348,166	7,881	0

PIMCO Municipal Bond Fund	59,918	1,111,838	(907,001)	55	(24)	264,786	8,179	0

PIMCO National Intermediate Municipal Bond Fund	26,570	259,181	(221,200)	11	(8)	64,554	1,943	0

PIMCO New York Municipal Bond Fund	30,751	179,660	(156,000)	17	7	54,435	2,227	0

PIMCO Short Duration Municipal Income Fund	44,414	233,406	(254,199)	0	7	23,628	1,639	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which a Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. A Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be

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Notes to Financial Statements	(Cont.)

restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2024, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to a Fund.

(b) Short Sales Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its

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portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(c) Tender Option Bond Transactions In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of

TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

A Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedules of Investments.

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In December 2013 regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure, in which the Funds hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Funds as the TOB residual holders.

The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended March 31, 2024, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate

PIMCO California Municipal Bond Fund	$137	3.84%

PIMCO High Yield Municipal Bond Fund	$4,134	3.76%

PIMCO Municipal Bond Fund	$1,871	3.65%

(d) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the

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possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures

Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund	PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

Small Fund	—	X	—	—	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	—	X	—

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Municipal Bond	X	X	X	X	X	X	X	X

California State-Specific	X	X	X	X	X	X	—	X

New York State-Specific	—	—	—	X	X	X	X	X

Puerto Rico-Specific	—	—	—	X	—	—	—	—

AMT Bonds	X	X	X	X	X	X	X	X

Municipal Project-Specific	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative

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contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are

“non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in

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connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Bond Risk is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

California State-Specific Risk is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Puerto Rico-Specific Risk is the risk that by investing in Municipal Bonds issued by Puerto Rico or its instrumentalities, a Fund may be affected by certain developments, such as political, economic, environmental, social, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal.

AMT Bonds Risk is the risk that “AMT Bonds,” which are municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers, may expose the Fund to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. For shareholders subject to the federal alternative minimum tax, a portion of the Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention

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may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, a Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward

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Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C	Class C-2
PIMCO California Intermediate Municipal Bond Fund	0.225%	0.22%	0.32%	N/A		0.30%	0.30%	N/A
PIMCO California Municipal Bond Fund	0.21%	0.23%	0.33%	N/A		0.33%	0.33%	N/A
PIMCO California Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	N/A		0.30%	N/A	N/A
PIMCO High Yield Municipal Bond Fund	0.30%	0.25%	0.35%	0.45%	(1)	0.30%	0.30%	N/A
PIMCO Municipal Bond Fund	0.20%	0.24%	0.34%	0.44%	(1)	0.30%	0.30%	N/A
PIMCO National Intermediate Municipal Bond Fund	0.22%	0.23%	0.33%	N/A		0.33%	0.33%	N/A
PIMCO New York Municipal Bond Fund	0.225%	0.22%	0.32%	0.42%	(1)	0.30%	0.30%	N/A
PIMCO Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	0.35%	(1)	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

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Notes to Financial Statements	(Cont.)

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class C-2 shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class C-2 shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and, up to 0.50% for Class C-2 shares, and in connection with personal services rendered to Class A, Class C and Class C-2 shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class C-2 shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Short Duration Municipal Income Fund	0.30%	0.25%

PIMCO Municipal Bond Fund and PIMCO National Intermediate Municipal Bond Fund	0.50%	0.25%

All other Funds	0.75%	0.25%
Class C-2

PIMCO Short Duration Municipal Income Fund	0.50%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO High Yield Municipal Bond Fund, PIMCO

94	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2024

Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the Funds below waived and/or reimbursed the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO High Yield Municipal Bond Fund	$16

PIMCO Municipal Bond Fund	3

PIMCO New York Municipal Bond Fund	0

PIMCO Short Duration Municipal Income Fund	2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses PIMCO has contractually agreed, through July 31, 2025, for the PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund to waive its Management Fee in an amount equal to the expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees of Underlying Funds indirectly incurred by the Fund’s investments in series of PIMCO ETF Trust and PIMCO Equity Series. The waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2024, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO California Intermediate Municipal Bond Fund	$8,576	$199	$(9)

PIMCO California Municipal Bond Fund	12,772	107	(5)

PIMCO California Short Duration Municipal Income Fund	1,963	1,300	(170)

PIMCO High Yield Municipal Bond Fund	115,231	62,431	(6,693)

PIMCO Municipal Bond Fund	152,051	97,215	(8,830)

PIMCO National Intermediate Municipal Bond Fund	19,349	18,347	(986)

PIMCO New York Municipal Bond Fund	36,043	16,515	(669)

PIMCO Short Duration Municipal Income Fund	11,637	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market

ANNUAL REPORT	|	MARCH 31, 2024	95

Notes to Financial Statements	(Cont.)

movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Intermediate Municipal Bond Fund	$7,339	$0	$71,257	$39,996

PIMCO California Municipal Bond Fund	8,601	0	81,216	47,772

PIMCO California Short Duration Municipal Income Fund	0	0	29,696	82,377

PIMCO High Yield Municipal Bond Fund	180,579	0	2,046,528	1,040,006

PIMCO Municipal Bond Fund	137,111	0	1,419,519	1,218,739

PIMCO National Intermediate Municipal Bond Fund	36,283	0	346,304	231,170

PIMCO New York Municipal Bond Fund	9,208	0	224,188	89,016

PIMCO Short Duration Municipal Income Fund	5,379	0	190,312	196,360

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Intermediate Municipal Bond Fund				PIMCO California Municipal Bond Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	7,206	$66,231	9,317	$85,233	3,197	$33,435	3,830	$39,806

I-2	1,248	11,465	1,172	10,663	4,050	41,829	2,835	29,072

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	668	6,163	1,297	11,910	3,108	32,649	1,851	19,144

Class C	88	823	126	1,158	106	1,110	45	471

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	145	1,344	122	1,126	170	1,782	128	1,327

I-2	52	478	42	383	133	1,397	70	726

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	113	1,049	105	964	149	1,555	99	1,029

Class C	7	61	6	54	6	60	4	43

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(2,933)	(26,565)	(15,462)	(143,953)	(2,722)	(28,085)	(3,527)	(36,866)

I-2	(455)	(4,171)	(1,733)	(15,876)	(2,032)	(20,752)	(2,295)	(23,531)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(1,061)	(9,839)	(2,686)	(24,749)	(1,819)	(18,886)	(1,695)	(17,573)

Class C	(222)	(2,036)	(118)	(1,089)	(60)	(620)	(113)	(1,178)

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	4,856	$45,003	(7,812)	$(74,176)	4,286	$45,474	1,232	$12,470

96	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2024

	PIMCO California Short Duration Municipal Income Fund				PIMCO High Yield Municipal Bond Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	3,095	$29,564	16,293	$155,717	167,420	$1,377,928	193,865	$1,619,403

I-2	761	7,288	3,498	33,406	102,458	845,261	73,729	618,923

I-3	N/A	N/A	N/A	N/A	6,216	51,275	3,140	26,638

Class A	592	5,696	523	5,011	52,628	438,042	38,427	323,139

Class C	N/A	N/A	N/A	N/A	3,138	26,022	1,649	13,774

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	232	2,222	195	1,863	8,349	69,209	6,296	52,709

I-2	67	643	54	517	3,548	29,447	2,185	18,271

I-3	N/A	N/A	N/A	N/A	185	1,529	56	464

Class A	41	389	30	285	3,838	31,780	3,190	26,703

Class C	N/A	N/A	N/A	N/A	220	1,819	195	1,632

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(8,201)	(78,574)	(13,537)	(129,404)	(106,740)	(877,005)	(185,833)	(1,572,295)

I-2	(2,085)	(19,957)	(3,094)	(29,535)	(35,802)	(293,921)	(70,589)	(590,825)

I-3	N/A	N/A	N/A	N/A	(2,935)	(24,138)	(1,298)	(10,926)

Class A	(718)	(6,874)	(1,030)	(9,805)	(29,392)	(242,749)	(45,236)	(380,543)

Class C	N/A	N/A	N/A	N/A	(2,614)	(21,452)	(2,384)	(20,077)

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(6,216)	$(59,603)	2,932	$28,055	170,517	$1,413,047	17,392	$126,990

	PIMCO Municipal Bond Fund				PIMCO National Intermediate Municipal Bond Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	68,304	$629,219	55,846	$515,701	21,082	$215,620	33,565	$337,713

I-2	56,204	517,267	87,438	807,360	7,024	71,436	4,455	45,030

I-3	1,898	17,445	183	1,685	N/A	N/A	N/A	N/A

Class A	25,367	235,460	27,627	253,884	4,285	43,619	3,569	36,042

Class C	937	8,651	1,202	11,089	344	3,481	180	1,811

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	3,463	32,096	2,216	20,414	1,326	13,524	616	6,224

I-2	2,713	25,109	1,635	15,038	233	2,380	113	1,141

I-3	26	243	4	36	N/A	N/A	N/A	N/A

Class A	2,010	18,609	1,603	14,762	248	2,531	133	1,345

Class C	89	821	76	704	9	94	4	44

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(27,337)	(249,849)	(62,265)	(574,241)	(12,329)	(124,775)	(10,398)	(104,730)

I-2	(45,999)	(421,714)	(66,898)	(615,639)	(2,405)	(24,345)	(3,734)	(37,581)

I-3	(1,060)	(9,930)	(65)	(597)	N/A	N/A	N/A	N/A

Class A	(17,770)	(164,301)	(36,014)	(333,462)	(1,877)	(18,896)	(2,440)	(24,677)

Class C	(1,202)	(11,100)	(1,788)	(16,522)	(130)	(1,326)	(141)	(1,429)

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	67,643	$628,026	10,800	$100,212	17,810	$183,343	25,922	$260,933

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Notes to Financial Statements	(Cont.)

	PIMCO New York Municipal Bond Fund				PIMCO Short Duration Municipal Income Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	12,469	$131,891	9,868	$104,576	15,601	$127,987	25,115	$206,680

I-2	5,353	56,620	5,216	55,322	6,393	52,690	20,683	170,465

I-3	63	681	55	568	1,162	9,532	5	42

Class A	8,738	93,678	4,864	51,315	2,559	21,123	8,076	66,490

Class C	218	2,333	244	2,596	96	792	167	1,379

Class C-2	N/A	N/A	N/A	N/A	44	361	5	41
Issued as reinvestment of distributions

Institutional Class	578	6,158	421	4,447	712	5,871	472	3,878

I-2	282	3,005	191	2,015	391	3,220	289	2,377

I-3	3	30	1	10	13	109	0	0

Class A	811	8,636	681	7,198	375	3,092	321	2,637

Class C	33	349	30	320	11	90	7	58

Class C-2	N/A	N/A	N/A	N/A	0	3	0	1
Cost of shares redeemed

Institutional Class	(4,633)	(48,715)	(14,144)	(149,355)	(13,171)	(108,495)	(24,759)	(203,425)

I-2	(2,206)	(23,411)	(5,367)	(56,596)	(8,517)	(69,898)	(20,392)	(168,048)

I-3	(11)	(123)	(13)	(130)	(33)	(275)	(2)	(20)

Class A	(5,414)	(57,641)	(10,646)	(112,485)	(7,810)	(64,345)	(14,340)	(117,968)

Class C	(612)	(6,488)	(440)	(4,658)	(176)	(1,448)	(238)	(1,956)

Class C-2	N/A	N/A	N/A	N/A	(39)	(325)	(11)	(94)

Net increase (decrease) resulting from Fund share transactions	15,672	$167,003	(9,039)	$(94,857)	(2,389)	$(19,916)	(4,602)	$(37,463)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of persons who owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2024. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Intermediate Municipal Bond Fund	3	0	61%	0%

PIMCO California Municipal Bond Fund	4	0	53%	0%

PIMCO California Short Duration Municipal Income Fund	2	0	54%	0%

PIMCO High Yield Municipal Bond Fund	2	0	31%	0%

PIMCO Municipal Bond Fund	1	0	19%	0%

PIMCO National Intermediate Municipal Bond Fund	1	0	44%	0%

PIMCO New York Municipal Bond Fund	4	0	60%	0%

PIMCO Short Duration Municipal Income Fund	3	0	42%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

98	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2024

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2024, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO California Intermediate Municipal Bond Fund	$504	$0	$0	$3,031	$(221)	$(10,532)	$0	$0	$(7,218)

PIMCO California Municipal Bond Fund	146	0	0	3,678	(9)	(8,391)	0	0	(4,576)

PIMCO California Short Duration Municipal Income Fund	71	0	0	(671)	(21)	(7,021)	0	0	(7,642)

PIMCO High Yield Municipal Bond Fund	14,050	0	0	(6,835)	(1,628)	(161,099)	0	0	(155,512)

PIMCO Municipal Bond Fund	6,158	0	0	64,628	(816)	(145,166)	0	0	(75,196)

PIMCO National Intermediate Municipal Bond Fund	18	0	0	16,532	(15)	(9,862)	0	0	6,673

PIMCO New York Municipal Bond Fund	554	0	0	9,608	(65)	(33,137)	0	0	(23,040)

PIMCO Short Duration Municipal Income Fund	436	0	0	1,017	(53)	(19,534)	0	0	(18,134)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: interest accrued on defaulted securities, return of capital distributions from underlying funds, and tax-exempt securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Intermediate Municipal Bond Fund	$6,703	$3,829

PIMCO California Municipal Bond Fund	4,440	3,951

PIMCO California Short Duration Municipal Income Fund	5,128	1,893

PIMCO High Yield Municipal Bond Fund	68,031	93,068

PIMCO Municipal Bond Fund	72,953	72,213

PIMCO National Intermediate Municipal Bond Fund	4,166	5,696

PIMCO New York Municipal Bond Fund	14,609	18,528

PIMCO Short Duration Municipal Income Fund	12,678	6,856

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2024	99

Notes to Financial Statements	(Cont.)	March 31, 2024

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO California Intermediate Municipal Bond Fund	$187,802	$4,310	$(1,279)	$3,031

PIMCO California Municipal Bond Fund	167,345	4,729	(1,052)	3,677

PIMCO California Short Duration Municipal Income Fund	122,272	902	(1,573)	(671)

PIMCO High Yield Municipal Bond Fund	4,202,838	159,456	(166,290)	(6,834)

PIMCO Municipal Bond Fund	2,675,342	88,455	(23,826)	64,629

PIMCO National Intermediate Municipal Bond Fund	627,162	17,591	(1,059)	16,532

PIMCO New York Municipal Bond Fund	650,750	16,801	(7,325)	9,476

PIMCO Short Duration Municipal Income Fund	433,877	3,679	(2,662)	1,017

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: interest accrued on defaulted securities, return of capital distributions from underlying funds, and tax-exempt securities.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2024				March 31, 2023

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO California Intermediate Municipal Bond Fund	$4,297	$722	$0	$0	$2,927	$336	$0	$0

PIMCO California Municipal Bond Fund	4,082	826	0	0	2,875	390	0	0

PIMCO California Short Duration Municipal Income Fund	3,000	506	0	0	2,873	431	0	0

PIMCO High Yield Municipal Bond Fund	120,762	29,951	0	0	87,753	21,513	4,513	0

PIMCO Municipal Bond Fund	69,740	15,866	0	0	51,345	7,707	0	0

PIMCO National Intermediate Municipal Bond Fund	15,832	2,850	0	0	7,732	1,107	0	0

PIMCO New York Municipal Bond Fund	15,986	2,746	0	0	13,209	1,162	0	0

PIMCO Short Duration Municipal Income Fund	10,916	2,156	0	0	8,160	1,007	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

100	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (eight of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2024	101

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	SAL	Citigroup Global Markets, Inc.

DEU	Deutsche Bank Securities, Inc.

Currency Abbreviations:

USD (or $)	United States Dollar

Index/Spread Abbreviations:

MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	TSFR3M	Term SOFR 3-Month	US0003M	ICE 3-Month USD LIBOR

SOFR	Secured Overnight Financing Rate

Municipal Bond or Agency Abbreviations:

AGC	Assured Guaranty Corp.	FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.

AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration	PSF	Public School Fund

AMBAC	American Municipal Bond Assurance Corp.	FNMA	Federal National Mortgage Association	SGI	Syncora Guarantee, Inc.

BAM	Build America Mutual Assurance	GNMA	Government National Mortgage Association	ST	State

CM	California Mortgage Insurance

Other Abbreviations:

BABs	Build America Bonds	TBD	To-Be-Determined	TBD%	Interest rate to be determined when loan settles or at the time of funding

TBA	To-Be-Announced

102	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO California Intermediate Municipal Bond Fund	0%	0%	$5,019	$0	$0

PIMCO California Municipal Bond Fund	0%	0%	4,908	0	0

PIMCO California Short Duration Municipal Income Fund	0%	0%	3,506	0	0

PIMCO High Yield Municipal Bond Fund	0%	0%	150,713	0	0

PIMCO Municipal Bond Fund	0%	0%	85,606	0	0

PIMCO National Intermediate Municipal Bond Fund	0%	0%	18,682	0	0

PIMCO New York Municipal Bond Fund	0%	0%	18,732	0	0

PIMCO Short Duration Municipal Income Fund	0%	0%	13,072	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO California Intermediate Municipal Bond Fund	0%

PIMCO California Municipal Bond Fund	0%

PIMCO California Short Duration Municipal Income Fund	0%

PIMCO High Yield Municipal Bond Fund	0%

PIMCO Municipal Bond Fund	0%

PIMCO National Intermediate Municipal Bond Fund	0%

PIMCO New York Municipal Bond Fund	0%

PIMCO Short Duration Municipal Income Fund	0%

ANNUAL REPORT	|	MARCH 31, 2024	103

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

104	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	|	MARCH 31, 2024	105

Management of the Trust	(Cont.)	(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

106	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	|	MARCH 31, 2024	107

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2023. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

108	PIMCO TAX-EFFICIENT STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3009AR_033124

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees

	March 31, 2024	$6,143,770
	March 31, 2023	$6,558,623

(b)	Fiscal Year Ended	Audit-Related Fees(1)

	March 31, 2024	$—
	March 31, 2023	$—

(c)	Fiscal Year Ended	Tax Fees

	March 31, 2024	$21,725
	March 31, 2023	$23,000

(d)	Fiscal Year Ended	All Other Fees (2)

	March 31, 2024	$—
	March 31, 2023	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)  There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

  (f)  Not applicable.

  (g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	March 31, 2024	March 31, 2023
PIMCO Funds	$21,725	$23,000

Pacific Investment Management Company LLC (“PIMCO”)	22,609,656	27,165,560

Totals	$22,631,381	$27,188,560

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.  Schedule of Investments.

The information required by this Item 6 is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.  Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.  Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 14.  Exhibits.

(a)(1) Exhibit 99.CODE—Code of Ethics pursuant to Section  406 of the Sarbanes-Oxley Act of 2002.

(a)(2) Not applicable.

(a)3)  Exhibit 99.CERT—Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002.

(a)(4) Not applicable for open-end investment companies.

(a)(5) There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)   Exhibit 99.906CERT—Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date: June 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date: June 3, 2024

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: June 3, 2024